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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-03153

Russell Investment Company

(Exact name of registrant as specified in charter)

1301 2nd Avenue 18th Floor, Seattle Washington 98101
(Address of principal executive offices) (Zip code)

Mary Beth R. Albaneze, Secretary and Chief Legal Officer
1301 2nd Avenue
18th Floor
Seattle, Washington 98101
206-505-4846
______________________________________________

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-787-7354

Date of fiscal year end: October 31

Date of reporting period: November 1, 2015 to October 31, 2016

Item 1. Reports to Stockholders

Russell Investments

2016 ANNUAL REPORT

Russell Funds

OCTOBER 31, 2016

FUND	SHARE CLASS
U.S. Equity Funds	
Russell U.S. Core Equity Fund	A, C, E, I, S, Y
Russell U.S. Defensive Equity Fund	A, C, E, I, S, Y
Russell U.S. Dynamic Equity Fund	A, C, E, I, S, Y
Russell U.S. Strategic Equity Fund	A, C, E, S
Russell U.S. Large Cap Equity Fund	A, C, S
Russell U.S. Mid Cap Equity Fund	A, C, S
Russell U.S. Small Cap Equity Fund	A, C, E, I, R6, S, Y
International and Global Equity Funds	
Russell International Developed Markets Fund	A, C, E, I, S, Y
Russell Global Equity Fund	A, C, E, S, Y
Russell Emerging Markets Fund	A, C, E, R6, S, Y
Tax-Managed Equity Funds	
Russell Tax-Managed U.S. Large Cap Fund	A, C, E, S
Russell Tax-Managed U.S. Mid & Small Cap Fund	A, C, E, S
Russell Tax-Managed International Equity Fund	A, C, E, S
Fixed Income Funds	
Russell Global Opportunistic Credit Fund	A, C, E, S, Y
Unconstrained Total Return Fund	A, C, E, S, Y
Russell Strategic Bond Fund	A, C, E, I, R6, S, Y
Russell Investment Grade Bond Fund	A, C, E, I, R6, S, Y
Russell Short Duration Bond Fund	A, C, E, R6, S, Y
Tax Exempt Fixed Income Funds	
Russell Tax Exempt High Yield Bond Fund	A, C, E, S
Russell Tax Exempt Bond Fund	A, C, E, S
Alternative Funds	
Russell Commodity Strategies Fund	A, C, E, S, Y
Russell Global Infrastructure Fund	A, C, E, S, Y
Russell Global Real Estate Securities Fund	A, C, E, R6, S, Y
Specialty Funds	
Russell Multi-Strategy Income Fund	A, C, E, S, Y
Russell Strategic Call Overwriting Fund	S
Select Equity Funds	
Select U.S. Equity Fund	R6, S, T, Y
Select International Equity Fund	R6, S, T, Y

Russell Investment
Company

Russell Investment Company is a
series investment company with
41 different investment portfolios
referred to as Funds. These
financial statements report on 27
of these Funds.

Russell Investment Company

Russell Funds

Annual Report

October 31, 2016

Table of Contents

Russell Investment Company - Russell Funds.

Copyright © Russell Investments 2016. All rights reserved.

Russell Investments’ ownership is composed of a majority stake held by funds managed by TA Associates with minority stakes held by funds managed by Reverence Capital Partners and Russell Investments’ management.

Frank Russell Company is the owner of the Russell trademarks contained in this material and all trademark rights related to the Russell trademarks, which the members of the Russell Investment group of companies are permitted to use under license from Frank Russell Company. The members of the Russell Investments group of companies are not affiliated in any manner with Frank Russell Company or any entity operating under the “FTSE RUSSELL”
brand.

Fund objectives, risks, charges and expenses should be carefully considered before in-
vesting. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Investments Financial Services, LLC, member FINRA, part of
Russell Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

S&P® is a registered trademark of Standard & Poor’s Financial Services LLC.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting https://russellinvestments.com/us/funds/
performance-prices.

To Our Shareholders

Fellow Shareholder,

2016 goes down as a year of great restlessness, and certainly a bruising year for forecasters. To call the political landscape restive seems understated, but for all the referendums, coups and national elections, the markets remained orderly, delivering returns right down the middle of the road. In fact, you might say that it was a remarkably positive result in view of how plausible major market sell offs would have been!

With record stock market highs, why the rattled nerves? Our current climate appears increasingly unconventional, and delivering returns moving forward could prove increasingly challenging, especially in the U.S. where corporate profits are thinning out and interest rates are likely headed up. Our global team of market strategists continues to keep a close eye on a potential interest rate hike from the Federal Reserve in December, as well as two possible hikes in 2017, supported by the modest economic growth and a gradual firming in inflation we’ve seen this year. The numbers from the U.S. labor market in 2016 remained healthy, and showed no signs of imbalances in business investment. We are, however, keeping a close eye on warning signs stemming from the corporate sector, including a troubling rise in corporate leverage throughout 2016.
U.S. corporate earnings appear to have bottomed, while the most recent earnings growth was positive but tepid. While our team still has an underweight U.S. equities view, their modeling shows only a modest risk of recession, and they continue with a ‘buy-the-dips and sell-the-rallies’ investment strategy.

At the same time, change is inseparable with opportunity. Our strategists and portfolio managers work diligently to ensure that portfolios are well positioned to take advantage of new opportunities, while seeking to avoid as much of the downside as possible. If bond yields rise, if inflation increases in some regions while deflation occurs elsewhere, a dynamic investment process can respond. We also are active currency investors in certain portfolios, looking to see if the U.S. dollar will test previous highs or whether the British pound remains at risk, as investors focus on the full implications of Brexit’s implementation.

We believe more than ever that securing your desired investment outcomes takes a dynamic process, comprehensive asset class coverage, and the tools required to identify and manage risk. But as important as that contribution can be, we also believe it’s never been more vital for shareholders to have solid, long-term financial plans, realistic goals, and regular check-ins with personal financial advisors. The following pages provide additional insights on the markets and the performance of Russell Investments mutual funds for the fiscal year ending October 31, 2016.

Thank you for your continued trust. As always, our purpose at Russell Investments is to improve the financial security of people like you. We take that purpose very seriously.

Best regards,

Len Brennan

Chief Executive Officer, Russell Investments

To Our Shareholders 3

Russell Investment Company

Market Summary as of October 31, 2016 (Unaudited)

U.S. Equity Markets
Broadly measured by the Russell 3000® Index, U.S. stocks returned 4.24% for the one year period which is the eighth straight fiscal year ending October 31st that the Russell 3000® Index has finished with a positive absolute return. The
Russell 3000® Index finished with a positive absolute return in eight of the fiscal year’s twelve months.

Within U.S. large capitalization stocks, factors that were rewarded during the fiscal year included moderate beta (beta is a measure of a stock’s sensitivity to the direction of the market) and high dividend yield. Factors that trailed the market included high historical earnings growth, high forecasted growth, positive price momentum, and low price-to-earnings ratios. Additionally, defensive stocks outperformed dynamic stocks across all market capitalization tiers. From a sector perspective, utilities, telecommunication services, information technology, and real estate investment trusts (“REITs”)
outperformed the Russell 1000® Index by 13.31%, 6.58%, 9.71%, and 1.27%, respectively. Sectors that failed to find traction during the one year period were health care, consumer discretionary, energy, and financial services trailing by
8.59%, 6.16%, 2.71%, and 2.21%, respectively.

In early November 2015, non-farm payroll growth for October was reported significantly above consensus at 271,000.
This caused certain industries that may benefit from rising interest rates to react favorably, most notably banks, which outperformed the Russell 3000® Index by over 3.60% in November. Leveraged industries that are seen as bond substitutes due to high dividend yields, such as electric utilities and REITs, underperformed the Russell 3000® Index in November by 2.15% and 0.75%, respectively. In mid-December the U.S. Federal Reserve (the “Fed”) raised short term interest rates for the first time since the global financial crisis. There was not a significant market reaction in December when the Fed raised rates because the increase was mostly priced in by the market once the positive non-farm payroll growth report was released in November, which signaled a high probability of an interest rate increase in December. Fed Chair Yellen stated
that, despite recent international developments, domestically “the economy has been performing well, and we expect it to continue to do so.”

In The Russell 3000® Index ended the January through March period of 2016 with a positive absolute return of 0.97%
although the quarter was defined by two very distinct periods. The first half of the quarter was characterized by slowing growth in China coupled with an ongoing commodities rout (especially in oil), which created significant market volatility and substantial risk-off sentiment. Interest rate sensitive sectors and traditional non-cyclical sectors such as utilities, consumer staples, and REITs were big outperformers and traded at an unusual valuation premium to the broader market.
However, in the latter part of the quarter there was a rebound in the traditional cyclical areas of the market driven in part by more dovish rhetoric from the Fed alongside oil price stabilization. Gross domestic product (“GDP”) growth during the fourth quarter of 2015 was revised further upwards to 1.4% (quarter-over-quarter). Nonfarm payrolls also rose by
242,000 in February and the core inflation rate (2.3% year-over-year in February) was slightly above expectations of 2.2%.
However, at the first quarter Federal Open Market Committee (“FOMC”) meeting, Fed Chair Yellen explained that even though domestic “economic forecasts have not changed much since December”, this was being overshadowed by “global economic and financial developments”, posing a risk to growth. As a result, FOMC “dots” reduced to two the number of likely interest rate hikes in 2016 down from four earlier in the year.

The Russell 3000® Index finished with a positive absolute return of 2.63% from April through June. The U.S. equity market gained over the period despite the U.K. Brexit referendum on European Union membership. The U.K.’s decision to potentially leave the EU threw worldwide markets into turmoil during the month of June. This caused valuations to become even more stretched within utilities, REITs and consumer staples stocks and was a catalyst for discussion about what some in the industry called a “low volatility bubble.” The final revision to first quarter GDP growth was upward to 1.1%, beating consensus estimates of 1.0%. However, a weak May U.S. jobs report came out in early June with non-farm payrolls advancing by only 38,000 versus the 164,000 expected and this reduced expectations about Fed rate hikes. Inflation also continued to remain below target at 1.0% year-over-year, while retail sales were up 2.5% year-over-year in May. Mixed

4 Market Summary

Russell Investment Company

Market Summary as of October 31, 2016, continued — (Unaudited)

U.S. economic data, combined with global uncertainties, caused the Fed to take a more dovish stance relating to increasing interest rates over the intermediate term.

During the third quarter, the Russell 3000® Index rose 4.4%, as the recession fears that characterized the end of the second quarter began to dissipate. The Fed ended the latest round of deliberations on whether to raise rates, with a hawkish hold.
This, combined with moderately favorable economic data and second quarter earnings reports, caused low volatility stocks to underperform while banks and technology stocks outperformed. The final revision for second quarter GDP growth was increased to 1.4% quarter-over-quarter. U.S. retail sales cooled over the period, declining 0.3% month-over-month in the latest reading for August. The non-farm payrolls numbers reported during the quarter impressed markets, increasing by a robust 406,000 over July and August combined, which beat consensus estimates of 360,000. The FOMC left interest rates unchanged at 0.5%, but strongly signaled that “the case for an increase in the federal funds rate has strengthened”. While signaling that a rate hike was likely in the months ahead, Fed officials lowered their economic growth forecast and trimmed the number of rate hikes they foresaw in 2017 from three to two.

In October, the Russell 3000® Index lost 2.16%. Investors gravitated toward larger market capitalization higher beta stocks despite the market decline. Even though higher beta stocks outperformed, some of the lower beta parts of the market such as electric utilities and consumer staples held-up reasonably well. Medium and small capitalization stocks fell more than the broad market while REITs and health care stocks lagged as investors focused on the interest rate cycle and election worries. Value stocks were unusually cheap and generally held-up better than their growth counterparts. Financials, specifically bank stocks, rallied as the Fed moved closer toward a potential December rate hike and the yield on the 10-
year U.S. treasury hit its highest level since May of 2016. September U.S. non-farm payrolls released in October rose by
156,000 slightly trailing consensus estimates of 168,000. The market reaction was muted overall as the possibility of the
Fed raising short term rates in December seemed to still be on track.

Non-U.S. Developed Equity Markets
For the fiscal year ended October 31, 2016, the developed non-U.S. equity market, as measured by the Russell Developed
ex-U.S. Large Cap® Index (the “Index”), was down -2.34%. There were significant drivers of market volatility during the fiscal year, key among them were the U.S. Federal Reserve (the “Fed’) rate hikes, the U.K. Brexit referendum and uncertainty around economic data in emerging markets following an emerging market slowdown during the last fiscal year.

Amid the market volatility, quality factor outperformed the most within the Index during the fiscal year as investors flocked to quality stocks. Compared to the last fiscal year ending October 31, 2015 when commodity driven sectors, particularly energy and materials, were the worst hit, this fiscal year saw a reversal in sector trends with these sectors gaining traction as commodity prices stabilized. Momentum and growth factors underperformed as the fiscal year saw some trend reversals.

In the first quarter of the fiscal year ended October 31, 2016, the Fed lifted the interest rate by 25 basis points to 0.5% in
December 2015, the first time since the financial crisis, while in the rest of the developed markets the monetary policies broadly remained dovish. With respect to China, slightly softer economic activity, Chinese yuan depreciation, tripping of circuit breakers and a meaningful decline in foreign exchange reserves stoked concerns about the health of the Chinese economy and global markets more broadly. The Index was down in all the three months of the first quarter of the fiscal year.

From January 2016 through June 2016, uncertainties grew as market attention became increasingly fixated upon the
U.K., culminating in the U.K. exiting the European Union on June 23rd’s Brexit referendum result, severing a 43-year membership. Developed non-U.S. equity markets experienced several months of volatility in the first half of 2016 in the wake of these developments.

In the last quarter of the fiscal year ending October 31, 2016, emerging markets gained traction with better than expected economic data from China in July 2016. As the fiscal year progressed, the Fed took a more cautious stance and lowered

Market Summary 5

Russell Investment Company

Market Summary as of October 31, 2016, continued — (Unaudited)

the expected pace of rate hikes to a one hike scenario as the most likely case for the remainder of 2016. Markets stabilized post July after witnessing months of volatility through the end of June 2016.

Asia ex-Japan and Canada were the stand out non-U.S. developed markets over the period, while the U.K. and developed
Europe ex-U.K. lagged the most. Better than expected emerging markets data and stabilization in commodity prices helped the commodity heavy economies over the fiscal year ending October 31, 2016.

In terms of sector returns within the Index for the fiscal year ended October 31, 2016, commodity driven sectors, such as materials and energy, had the strongest outperformance, while certain defensive sectors, especially health care, were the biggest laggards. The financial services sector also lagged the Index, especially driven by banks.

Emerging Markets
The Russell Emerging Markets® Index, as measured in U.S. dollar terms (the “Index”), gained 9.4% over the fiscal year ended October 31, 2016. The asset class experienced a strong reversal from a negative 2015. Political tailwinds, strong growth and low interest rates fuelled a positive market environment.

In November and December of 2015, the Index declined 4.9%. Anticipation of a U.S. Federal Reserve rate hike was a key negative driver over the period. This effect was most pronounced in countries with large current account deficits and dollar-
denominated debt. Currency was also a headwind for emerging markets as the U.S. dollar strengthened. Brazil declined due to weak economic data and political uncertainty. Near the end of the year, Fitch downgraded Brazil’s credit rating from investment grade to “junk” status (BB+). This sparked the resignation of finance minister Joaquim Levy and further loss of trust in President Rousseff. Speculation of impeachment continued, which materialized in 2016.

The Index recorded a strong 4.8% increase in the first quarter of 2016. This was a sharp contrast to developed markets. The market climb was driven by strong March performance, following falls in January and February. Turmoil in Chinese equity markets and volatility in the price of oil drove a negative start to the period, in a broadly risk-off environment for equity markets. The market rebounded from mid-February as equity market and oil price volatility stabilized. A more dovish outlook for U.S. interest rate rises provided support to emerging markets, particularly countries with large current account deficits. A weakening of the U.S. dollar acted as a further tailwind. Unlike most of 2015, it was a positive period for Latin
American countries. Brazil overcame a negative start to the year to climb 27.8%. Investors appeared hopeful of a change of government and ignored weak economic data. The Brazilian Democratic Movement party withdrew from the ruling coalition. Meanwhile, fourth quarter gross domestic product (“GDP”) growth contracted 5.9% year-over-year. Elsewhere,
Turkey enjoyed a positive start to 2016 (20.4%), aided by low interest rate prospects in the U.S. Russia climbed 16.5% as the ruble recovered some of its 2015 depreciation. South Africa (15.1%) also benefited from speculation of accommodative
U.S. Federal Reserve policy. In Asia, China was the weakest-performing country in the first quarter. The market slipped
5.6% as economic slowdown concerns remained. After a tumultuous January, where sentiment was hampered by the failed government-implemented market “stop” on the main stock markets, the People’s Bank of China introduced further accommodative measures to improve market liquidity. In February, the central bank moved to daily open market operations and cut its required reserve ratio for banks by 0.5%. Nevertheless, Standard & Poor’s cut its outlook on China to negative due to economic outlook. India also experienced a slowdown (-3.6%). Capitalization concerns within the nation’s banking system weighed on sentiment.

The Index recovered from a negative May to edge 1.0% higher in the second quarter of 2016. Emerging markets continued
to outperform developed markets. Fears of an impending U.S. interest rate rise weighed on sentiment, although these concerns eased over the period. This followed U.S. Federal Reserve Chair Yellen’s more “dovish” comments in June.
Expectations of future U.S. interest rate hikes were pushed out further after the U.K. Brexit referendum to leave the
European Union. The Index echoed the developed market selloff following the Brexit vote, before a subsequent rebound at quarter-end. It was also a turbulent but positive quarter for Brazil (14.7%). After a protracted process, President Dilma
Rousseff was eventually suspended from office. China extended its weak 2016 performance, as it underperformed to

6 Market Summary

Russell Investment Company

Market Summary as of October 31, 2016, continued — (Unaudited)

finish flat over the period (-0.2%). In addition, the yuan sold off on speculation that China may devalue its currency following Brexit. Economic data remained healthy but weakened over the period. Elsewhere, Taiwan edged 0.2% higher.
At quarter-end, the central bank reduced its key interest rate as expected to 1.375% from 1.5% in an effort to boost growth. Europe was the weakest-performing region within the Index. Poland was the standout laggard in the second quarter
(-15.7%), hardest hit by the U.K.’s decision to leave the European Union. Greece slid 9.6% despite surging higher in May.
Meanwhile, political developments drove market movements in Turkey (-7.9%). The market reacted negatively to Prime
Minister Ahmet Davutoglu’s resignation in May.

The Index surged 8.7% in the third quarter of 2016 in a risk-on environment. Emerging markets continued to outperform with the strongest quarterly return in over three years. Returns were amplified after the U.S. Federal Reserve failed to increase interest rates in September. The subsequent weakening of the U.S. dollar was a tailwind to the market. It was a volatile period for oil. The price surged 8.5% in the week ending the quarter as OPEC members agreed in principle to reduce output. However, the price per barrel fell 3.8% over the period. China was the strongest performing country during the quarter (13.4%), as positive economic data increased investor confidence in the economy. Second-quarter GDP growth was positive at 6.7% year-over-year, beating estimates of 6.6%. The modest surprise was driven by an increase in consumption. The Caixin China services purchasing managers' index (“PMI”) climbed above 50 over the period. However, the inflation rate fixed lower in August to 1.3% year-over-year (from 1.9% in June). Meanwhile, Brazil continued its strong year-to-date rebound with an 11.8% climb. The impeachment process against former President Dilma Rousseff finally concluded, with investor confidence boosted on hopes President Michel Temer would implement market-friendly reforms.
Economic data also improved from recent lows. Industrial production beat expectations at -6.0% year-over-year in June, the strongest in close in one year, while the manufacturing PMI edged higher. South Korea (9.1%), Indonesia (9.2%) and
Taiwan (11.5%) also outperformed the broader Index return. In Korea, second quarter GDP growth beat expectations at
0.8% quarter-over-quarter. Elsewhere, Indonesia also beat second quarter GDP growth expectations at 4.0% quarter-over-
quarter. The central bank lowered its interest rate to 5.0% as inflation remained subdued. Positive sentiment towards
Taiwan was driven by strong corporate earnings, which led to large investor inflows. Mexico and Turkey were among the worst-performing countries for the quarter, with both the peso and lira the weakest currencies against the U.S. dollar over the period. In Mexico (-2.0%), the “Trump effect” weighed on investor confidence. Corruption scandals and the resignation of finance minister Luis Videgaray also put pressure on President Enrique Pena Nieto. Meanwhile, in Turkey (-4.8%),
markets reacted negatively to July’s failed military coup and subsequent strengthening of power by President Erdogan.
Moody’s downgrade of the country’s credit rating to “junk” status, based on increased risks to the country’s balance of payments and weaker expected future growth, further weighed on sentiment.

The Index was close to flat in October 2016, returning 0.03%. Rate hike speculation spurred a risk-off environment that was detrimental to emerging markets. Oil rallied early in the month before selling off, ending flat. Energy outpace other sectors while consumer stocks sold off on negative sentiment. From a country-perspective, Brazil rallied as Petrobras rallied to a near two-year high. South Korea sold off with Samsung continuing to suffer from its botched Galaxy Note 7.

U.S./Global Fixed Income Markets
The fiscal year ended October 31, 2016 was characterized by a sharply risk off market early in the period followed by a similarly sharp rebound and extended rally in risky assets (e.g. lower rated credit and emerging market currencies). Overall, this proved positive for most fixed income sectors around the globe. Yield curves on global government bonds tended to flatten over the period supporting longer maturity bonds and the asset class in general. Corporate and emerging sovereign credit markets suffered from December to February, but returns turned positive as the year went on and eventually very significantly so. A key indicator of global fixed income performance, the Bloomberg Barclays Global Aggregate Bond Index,
returned 5.17% for the fiscal year, in U.S. dollar-hedged terms, as yields fell modestly and spreads tightened during a fiscal year where monetary policy remained generally accommodative and recession fears early in the period were never realized.

Market Summary 7

Russell Investment Company

Market Summary as of October 31, 2016, continued — (Unaudited)

Regionally, Europe outperformed the U.S. as the U.S. Federal Reserve (the “Fed”) hiked rates once in the U.S. and greater exposure to the corporate energy sector represented headwinds to the U.S. market. The Bloomberg Barclays Pan-
European Aggregate Bond Index returned 5.81% during the period (in U.S. dollar-hedged terms), led by the corporate sector of the market, where the European Central Bank (the “ECB”) began to buy investment grade corporate bonds as a part of its expanded quantitative easing program. A sharp bond rally in the U.K. following the Brexit referendum also supported European bond performance. The U.S., in comparison, returned 4.37% during the fiscal year as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. While the U.S. corporate market performed strongly as did longer maturity U.S. bonds, Treasury yields rose at the front end of the yield curve representing a headwind to performance in the
US.

In the U.S., economic data remained broadly positive, with solid nonfarm payroll gains and a steady decline in the unemployment rate to below 5.0%. Gross domestic product (“GDP”) growth regained steam over the period reaching as high as 2.9% after having dipped below 1% in the first quarter of 2016. Inflation also began to tick up through the period.
The Consumer Price Index was lifted by a recovery in energy prices, but the fiscal year also witnessed modest gains in wage and producer price inflation supporting expectations that the Fed might be on a path to raise rates again, but not until after the fiscal year end.

In Europe, the ECB elected to further loosen monetary policy by expanding its asset purchase program to include investment grade corporate debt. In spite of continued lackluster growth in the Eurozone, the corporate market produced over 3.0%
excess returns over equivalent duration government bonds during the period as ECB demand and support dominated any fundamental issues. European peripheral markets were mixed during the period as idiosyncratic political events led to more divergent performance. A series of delayed and failed bank restructurings as well as a looming referendum led Italian bonds to lag in the market rally. Spain, on the other hand, held an election with an ambiguous result but by the end of the period appeared on a path for the current lead party to maintain power. As a result, Spanish 10-year bond yields fell over
50 basis points.

Emerging markets suffered more than most early in the period as commodity prices fell, but ultimately rallied to produce exceptionally strong performance for the fiscal year. China’s growth beat expectations with 6.7% reported GDP growth for
3 consecutive quarters. In Brazil, the President was impeached, which the market took very favorably. The Brazilian Real was the strong performing major currency worldwide up over 35% against the U.S. dollar. One country that struggled in emerging markets throughout the year was Mexico. Beaten down by market sentiment early in the year, Mexican assets failed to rally later in the year as the possibility of a Trump presidency in the U.S. appeared to pose significant risks to that economy. Emerging market (“EM”) debt outperformed developed markets (the Bloomberg Barclays EM Hard
Currency Aggregate Bond Index outperformed equivalent-duration U.S. Treasuries by 6.61%) as growth and sentiment stabilized. Local currency EM bonds (those issued in the issuing country’s own currency) did not return quite as strongly
(the Bloomberg Barclays EM Local Currency Government Bond Index returned 4.85%) as the drawdown in the first quarter of the year was much sharper for EM currencies than credit, though the subsequent rally was similarly fierce.

Strong corporate new issuance volumes continued in the fiscal year period after a brief lull in the first quarter of 2016.
Overall, corporate credit was up globally (the Bloomberg Barclays Global Aggregate Corporate Bond Index returned 3.22%
over equivalent-duration U.S. Treasuries), with particularly strong performance out of the industrial sector of the market.
Financials performed well versus government bonds, but lagged their industrial counterparts as sustained flat yield curves weighed on banking sector profitability and organic growth outlook.

High yield corporate credit was among the best-performing segments of the market (the Bloomberg Barclays Global High
Yield Bond Index returned 8.20% over equivalent-duration Treasuries), as market sentiment flipped early in the year and defaults were limited outside of the energy sector.

8 Market Summary

Russell Investment Company
Russell U.S. Core Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

Russell U.S. Core Equity Fund - Class A‡			Russell U.S. Core Equity Fund - Class S‡‡‡
	Total			Total
	Return			Return
1 Year	(2.78)%		1 Year	3.45%
5 Years	10.70	%§	5 Years	12.31	%§
10 Years	4.78	%§	10 Years	5.65	%§

Russell U.S. Core Equity Fund - Class C‡‡			Russell 1000® Index**
	Total			Total
	Return			Return
1 Year	2.39%		1 Year	4.26%
5 Years	11.19	%§	5 Years	13.51	%§
10 Years	4.75	%§	10 Years	6.83	%§

Russell U.S. Core Equity Fund - Class E
	Total
	Return
1 Year	3.18%
5 Years	12.04	%§
10 Years	5.43	%§

Russell U.S. Core Equity Fund - Class I
	Total
	Return
1 Year	3.54%
5 Years	12.40	%§
10 Years	5.73	%§

Russell U.S. Core Equity Fund 9

Russell Investment Company
Russell U.S. Core Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The Russell U.S. Core Equity Fund (the “Fund”) employs a	a negative effect on Fund performance as the pace of interest rate
multi-manager approach whereby portions of the Fund are	increases was slower than the market had expected and investors
allocated to different money manager strategies. Fund assets not	became concerned that the odds of a recession may be increasing.
allocated to money managers are managed by Russell Investment	However, market conditions in the second half of the fiscal year
Management, LLC (“RIM”), the Fund’s advisor. RIM may change	allowed the Fund to make up a portion of the initial shortfall as
the allocation of the Fund’s assets among money managers at	expectations firmed-up regarding the economic outlook and the
any time. An exemptive order from the Securities and Exchange	timing of the next interest rate increase.
Commission (“SEC”) permits RIM to engage or terminate a money
manager at any time, subject to approval by the Fund’s Board,	How did the investment strategies and techniques employed
without a shareholder vote. Pursuant to the terms of the exemptive	by the Fund and its money managers affect its benchmark-
order, the Fund is required to notify its shareholders within 90	relative performance?
days of when a money manager begins providing services. As of	An overweight to stocks with below-benchmark price-to-earnings
October 31, 2016, the Fund had six money managers.	ratios detracted as did an underweight to the lowest beta stocks.
An underweight to REITs and to the utilities and consumer
What is the Fund’s investment objective?	staples sectors also detracted. Overweights to the bank and
The Fund seeks to provide long term capital growth.	airlines industries held back benchmark-relative performance

How did the Fund perform relative to its benchmark for the	but an overweight to the telecommunications services sector
fiscal year ended October 31, 2016?	was beneficial. Stock selection within the health care sector (an overweight to Tesaro, Inc., an underweight to Gilead Sciences)
For the fiscal year ended October 31, 2016, the Fund’s Class	and within the information technology sector (an overweight
A, Class C, Class E, Class I and Class S Shares gained 3.15%,	to Advanced Micro Devices and NXP Semiconductors) was
2.39%, 3.18%, 3.54% and 3.45%, respectively. This is compared	beneficial to the Fund’s benchmark-relative performance for the
to the Fund’s benchmark, the Russell 1000® Index, which gained	fiscal year.
4.26% during the same period. The Fund’s performance includes
operating expenses, whereas index returns are unmanaged and do	The Fund employs discretionary and non-discretionary money
not include expenses of any kind.	managers. The Fund’s discretionary money managers select the individual portfolio securities for the assets assigned to them.
For the fiscal year ended October 31, 2016, the Morningstar®	The Fund’s non-discretionary money managers provide a model
Large Blend Category, a group of funds that Morningstar considers	portfolio to RIM representing their investment recommendations,
to have investment strategies similar to those of the Fund, gained	based upon which RIM purchases and sells securities for the
2.12%. This result serves as a peer comparison and is expressed	Fund. Fund assets not allocated to discretionary money managers
net of operating expenses.	include assets managed by RIM based upon model portfolios
RIM may assign a money manager a specific style or	provided by non-discretionary money managers, the Fund’s
capitalization benchmark other than the Fund’s index. However,	liquidity reserves and assets which may be managed directly by
the Fund’s primary index remains the benchmark for the Fund	RIM to effect the Fund’s investment strategies and/or to actively
and is representative of the aggregate of each money manager’s	manage the Fund’s overall exposures by investing in securities or
benchmark index.	other instruments that RIM believes will achieve the desired risk/

How did the market conditions described in the Market	return profile for the Fund.
Summary report affect the Fund’s performance?	With respect to certain of the Fund’s money managers, Suffolk
During the fiscal year, the U.S. large capitalization equity market	Capital Management, LLC was the best performing manager for
produced positive returns. Fund exposures included tilts toward	the period and outperformed the Russell 1000® Index. Stock
value stocks with low price-to-earnings ratios. The Fund was	selection within the health care sector (an overweight to Tesaro,
tilted away from most of the interest rate sensitive areas of the	Inc. and Anacor Pharmaceuticals) and within the information
market, except for telecommunications services stocks which	technology sector (an overweight to Hewlett Packard and
were less expensive than other high dividend yield stocks. The	Broadcom Limited) was a significant driver of positive benchmark-
Fund was also tilted away from less economically sensitive,	relative performance.
high dividend yield, and low beta stocks (beta is a measure of a	Columbus Circle Investors was the worst performing manager
stock’s sensitivity to the direction of the market) such as utilities,	for the period and underperformed the Russell 1000® Growth
real estate investment trusts (“REITs”), and consumer staples.	Index. Stock selection within the consumer discretionary sector
Overall, the market conditions of the first half of the fiscal year had	(an overweight to Royal Caribbean Cruises and Under Armour)

10 Russell U.S. Core Equity Fund

Russell Investment Company
Russell U.S. Core Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

detracted. Factor exposures were not rewarded, specifically	There were no changes to the Fund’s structure or money manager
tilts toward stocks with above benchmark long term growth	line up during the fiscal year.
forecasts and stocks with high earnings variability. From a sector
perspective, an overweight to consumer discretionary and an	Money Managers as of October 31,
underweight to consumer staples held back relative returns.	2016	Styles
	Barrow, Hanley, Mewhinney & Strauss, LLC	Value
RIM manages a 9% strategic allocation to a positioning strategy	Brandywine Global Investment Management,
to seek to achieve the desired risk/return profile for the Fund.	LLC	Value
The positioning strategy utilizes the output from a quantitative	Columbus Circle Investors	Growth
model to seek to position the portfolio to meet RIM’s overall	Jacobs Levy Equity Management, Inc.	Defensive Value
preferred positioning. The positioning strategy outperformed the	Suffolk Capital Management, LLC	Market-Oriented
	Sustainable Growth Advisers, LP	Growth
Russell 1000® Index during the one year period. A tilt toward	The views expressed in this report reflect those of the
high dividend yield stocks and away from stocks with the	portfolio managers only through the end of the period
highest financial leverage contributed positively to benchmark-	covered by the report. These views do not necessarily
relative performance. Sector allocation decisions were rewarded,	represent the views of RIM, or any other person in RIM or
specifically an overweight to utilities and an underweight to	any other affiliated organization. These views are subject
consumer discretionary.	to change at any time based upon market conditions or
During the period, RIM used index futures contracts to equitize	other events, and RIM disclaims any responsibility to
the Fund’s cash. The decision to equitize the Fund’s cash was	update the views contained herein. These views should not
beneficial to Fund performance for the fiscal year as the market	be relied on as investment advice and, because investment
had a positive absolute return.	decisions for a Russell Investment Company (“RIC”) Fund
Describe any changes to the Fund’s structure or the money	are based on numerous factors, should not be relied on as
manager line-up.	an indication of investment decisions of any RIC Fund.

^ In prior years, the performance of the Fund’s Class I shares was used in the line graph. Class S Shares will have substantially similar annual returns as the Class
I Shares because the Shares of each Class are invested in the same portfolio of securities.  Annual returns for each Class will differ only to the extent that the
Class S Shares do not have the same expenses as the Class I Shares.

* Assumes initial investment on November 1, 2006.

** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

‡ The Fund first issued Class A Shares on September 2, 2008.  The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.  Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

‡‡ The Fund first issued Class C Shares on September 2, 2008.  The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares.  Had they done so, the returns shown for those periods would have been lower.  Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡ The Fund first issued Class S Shares on September 2, 2008.  The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I
Shares.  Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities.  Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

Russell U.S. Core Equity Fund 11

Russell Investment Company
Russell U.S. Core Equity Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.
purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including distribution (12b-1) and/or service fees and other			Performance (5%
Fund expenses. The Example is intended to help you understand		Actual	return before
your ongoing costs (in dollars) of investing in the Fund and to	Class A	Performance	expenses)
Beginning Account Value
compare these costs with the ongoing costs of investing in other	May 1, 2016	$1,000.00	$1,000.00
mutual funds. The Example is based on an investment of $1,000	Ending Account Value
invested at the beginning of the period and held for the entire	October 31, 2016	$1,039.60	$1,019.81
period indicated, which for this Fund is from May 1, 2016 to	Expenses Paid During Period*	$5.43	$5.38
October 31, 2016.	* Expenses are equal to the Fund's annualized expense ratio of 1.06%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
The information in the table under the heading “Actual	year period).
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,			Hypothetical
Performance (5%
together with the amount you invested, to estimate the expenses		Actual	return before
that you paid over the period. Simply divide your account value by	Class C	Performance	expenses)
$1,000 (for example, an $8,600 account value divided by $1,000	Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
in the row entitled “Expenses Paid During Period” to estimate	October 31, 2016	$1,035.80	$1,016.04
the expenses you paid on your account during this period.	Expenses Paid During Period*	$9.26	$9.17

Hypothetical Example for Comparison Purposes	* Expenses are equal to the Fund's annualized expense ratio of 1.81%
The information in the table under the heading “Hypothetical	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half
Performance (5% return before expenses)” provides information	year period).
about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of			Hypothetical
return of 5% per year before expenses, which is not the Fund’s			Performance (5%
		Actual	return before
actual return. The hypothetical account values and expenses	Class E	Performance	expenses)
may not be used to estimate the actual ending account balance or	Beginning Account Value
expenses you paid for the period. You may use this information	May 1, 2016	$1,000.00	$1,000.00
to compare the ongoing costs of investing in the Fund and other	Ending Account Value
	October 31, 2016	$1,039.90	$1,019.81
funds. To do so, compare this 5% hypothetical example with the	Expenses Paid During Period*	$5.44	$5.38
5% hypothetical examples that appear in the shareholder reports
of other funds.	* Expenses are equal to the Fund's annualized expense ratio of 1.06%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

12 Russell U.S. Core Equity Fund

Russell Investment Company
Russell U.S. Core Equity Fund

Shareholder Expense Example, continued — October 31, 2016 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class I	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,041.80	$1,021.52
Expenses Paid During Period*	$3.70	$3.66

* Expenses are equal to the Fund's annualized expense ratio of 0.72%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,041.40	$1,021.11
Expenses Paid During Period*	$4.11	$4.06

* Expenses are equal to the Fund's annualized expense ratio of 0.80%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Russell U.S. Core Equity Fund 13

Russell Investment Company
Russell U.S. Core Equity Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks - 95.3%			Visteon Corp.	3,300	233
Consumer Discretionary - 12.8%			Wal-Mart Stores, Inc.	116,189	8,136
Aaron's, Inc. Class A	20,200	499	Walt Disney Co. (The)	41,263	3,825
Amazon.com, Inc.(Æ)	9,431	7,449	Whirlpool Corp.	9,800	1,468
AutoZone, Inc.(Æ)	1,746	1,296	Wynn Resorts, Ltd.	10,616	1,004
Brinker International, Inc.	7,900	389	Yum! Brands, Inc.	2,344	202
Carnival Corp.	15,620	767
CBS Corp. Class B	5,587	316			88,437
Chipotle Mexican Grill, Inc. Class A(Æ)	5,631	2,031
Comcast Corp. Class A	17,878	1,105	Consumer Staples - 7.7%
			Altria Group, Inc.	67,396	4,456
Cooper-Standard Holding, Inc.(Æ)	3,300	301	Archer-Daniels-Midland Co.	13,800	601
Costco Wholesale Corp.	14,808	2,190	Brown-Forman Corp. Class B - ADR	6,100	282
Coty, Inc. Class A(Æ)	23,088	531	Bunge, Ltd.	9,600	595
Delphi Automotive PLC	23,228	1,511	Coca-Cola Co. (The)	13,259	562
Dillard's, Inc. Class A	5,951	365	Colgate-Palmolive Co.	35,632	2,543
Discovery Communications, Inc. Class A(Æ)	56,128	1,465	Constellation Brands, Inc. Class A	12,312	2,058
Dollar Tree, Inc.(Æ)	12,516	946	CVS Health Corp.	34,836	2,930
eBay, Inc.(Æ)	11,900	339	Dr Pepper Snapple Group, Inc.	10,100	887
Estee Lauder Cos., Inc. (The) Class A	10,800	941	Energizer Holdings, Inc.(Æ)	2,900	219
Ford Motor Co.	58,800	690	General Mills, Inc.	26,384	1,635
Gap, Inc. (The)	79,000	2,180	JM Smucker Co. (The)	6,890	905
General Motors Co.	85,090	2,689	Kellogg Co.	10,551	793
Goodyear Tire & Rubber Co. (The)	23,163	672	Kimberly-Clark Corp.	2,237	256
Harman International Industries, Inc.	12,000	956	Kraft Heinz Co. (The)	29,882	2,658
Home Depot, Inc. (The)	21,435	2,615	Molson Coors Brewing Co. Class B	13,182	1,368
IMAX Corp.(Æ)	37,053	1,121	Mondelez International, Inc. Class A	141,183	6,345
Kohl's Corp.	3,800	166	Nu Skin Enterprises, Inc. Class A	2,000	123
Lennar Corp. Class A	3,177	132	PepsiCo, Inc.	37,193	3,987
Lowe's Cos., Inc.	39,310	2,620	Philip Morris International, Inc.	79,258	7,644
Macy's, Inc.	25,913	946	Pinnacle Foods, Inc.	7,400	380
Marriott International, Inc. Class A	4,211	289	Procter & Gamble Co. (The)	71,665	6,220
McDonald's Corp.	6,654	749	Sanderson Farms, Inc.	3,600	324
Michael Kors Holdings, Ltd.(Æ)	10,592	538	Sysco Corp.	31,508	1,516
Murphy USA, Inc.(Æ)	800	55	TreeHouse Foods, Inc.(Æ)	13,187	1,154
Netflix, Inc.(Æ)	5,803	725	United Natural Foods, Inc.(Æ)	11,000	459
Newell Brands, Inc.	55,158	2,649	Walgreens Boots Alliance, Inc.	3,772	312
News Corp. Class A	91,800	1,113	Whole Foods Market, Inc.	68,415	1,935
Nike, Inc. Class B	81,981	4,114
Nordstrom, Inc.	2,392	124			53,147
Norwegian Cruise Line Holdings, Ltd.(Æ)	11,523	448
NVR, Inc.(Æ)	694	1,057	Energy - 6.7%
Office Depot, Inc.	21,900	69	Anadarko Petroleum Corp.	36,790	2,187
Panera Bread Co. Class A(Æ)	9,100	1,736	Antero Resources Corp.(Æ)	32,800	868
Priceline Group, Inc. (The)(Æ)	1,680	2,477	Apache Corp.	22,730	1,352
PulteGroup, Inc.	17,466	325	Baker Hughes, Inc.	2,600	144
PVH Corp.	14,195	1,519	BP PLC - ADR	127,466	4,531
Ralph Lauren Corp. Class A	664	65	Canadian Natural Resources, Ltd.	57,338	1,818
Ross Stores, Inc.	12,700	794	Chevron Corp.	10,253	1,074
Royal Caribbean Cruises, Ltd.	16,477	1,267	ConocoPhillips	69,907	3,038
Scripps Networks Interactive, Inc. Class A	7,803	502	Core Laboratories NV	13,877	1,346
Service Corp. International	2,272	58	Devon Energy Corp.	28,534	1,081
Signet Jewelers, Ltd.	10,698	869	Diamondback Energy, Inc.(Æ)	8,249	753
Starbucks Corp.	49,185	2,610	Energen Corp.(Æ)	5,100	256
Target Corp.	49,479	3,401	EOG Resources, Inc.	7,700	696
Thomson Reuters Corp.	3,551	140	Exxon Mobil Corp.	92,636	7,718
Time Warner, Inc.	15,499	1,379	Halliburton Co.	17,045	784
TJX Cos., Inc.	47,185	3,480	Helmerich & Payne, Inc.	7,693	486
Toll Brothers, Inc.(Æ)	7,763	213	HollyFrontier Corp.	41,800	1,043
Toyota Motor Corp. - ADR	5,240	606	Magna International, Inc. Class A	18,787	771
Ulta Salon Cosmetics & Fragrance, Inc.(Æ)	10,360	2,521	Marathon Petroleum Corp.	14,600	636
Viacom, Inc. Class B	11,942	449	Occidental Petroleum Corp.	67,952	4,954

See accompanying notes which are an integral part of the financial statements.

14 Russell U.S. Core Equity Fund

Russell Investment Company
Russell U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
Oceaneering International, Inc.	12,933	308	M&T Bank Corp.	7,357	903
Phillips 66	38,658	3,137	Marsh & McLennan Cos., Inc.	8,271	524
Pioneer Natural Resources Co.	18,627	3,335	Mastercard, Inc. Class A	52,635	5,633
QEP Resources, Inc.(Æ)	31,700	509	MetLife, Inc.	86,121	4,044
Schlumberger, Ltd.	33,690	2,636	Morgan Stanley	44,741	1,502
Valero Energy Corp.	15,700	930	Navient Corp.	10,591	135
		46,391	New York Community Bancorp, Inc.	9,756	140
			Northern Trust Corp.	3,221	233
Financial Services - 21.4%			PNC Financial Services Group, Inc. (The)	63,685	6,088
Aflac, Inc.	3,893	268	Popular, Inc.	20,432	742
AGNC Investment Corp.(ö)	16,713	335	Principal Financial Group, Inc.	12,800	699
Alliance Data Systems Corp.	8,069	1,650	Prologis, Inc.(ö)	3,571	186
Allstate Corp. (The)	35,109	2,384	Prudential Financial, Inc.	2,310	196
Ally Financial, Inc.	17,700	320	Public Storage(ö)	2,974	636
American Express Co.	59,200	3,932	Regions Financial Corp.	175,589	1,881
American International Group, Inc.	34,996	2,159	Reinsurance Group of America, Inc. Class A	10,400	1,122
Ameriprise Financial, Inc.	23,474	2,075	Santander Consumer USA Holdings, Inc.(Æ)	88,921	1,085
Aspen Insurance Holdings, Ltd.	23,000	1,110	Signature Bank(Æ)	1,429	172
AvalonBay Communities, Inc.(ö)	3,430	587	Simon Property Group, Inc.(ö)	12,549	2,334
Axis Capital Holdings, Ltd.	6,200	353	SL Green Realty Corp.(ö)	4,310	423
Bank of America Corp.	711,955	11,747	State Street Corp.	91,946	6,456
Bank of New York Mellon Corp. (The)	35,305	1,528	SunTrust Banks, Inc.	8,278	374
BB&T Corp.	10,340	405	Synchrony Financial	55,764	1,594
Berkshire Hathaway, Inc. Class B(Æ)	27,053	3,904	TFS Financial Corp.	14,569	260
BlackRock, Inc. Class A	2,163	738	Travelers Cos., Inc. (The)	19,632	2,124
Blackstone Group, LP (The)	58,076	1,454	Two Harbors Investment Corp. (ö)	63,881	532
Capital One Financial Corp.	9,500	703	US Bancorp	36,953	1,654
Chubb, Ltd.	2,821	358	Vantiv, Inc. Class A(Æ)	9,300	543
Citigroup, Inc.	99,066	4,869	Visa, Inc. Class A	68,921	5,687
Citizens Financial Group, Inc.	34,681	914	Voya Financial, Inc.	53,090	1,622
CME Group, Inc. Class A	1,896	190	Wells Fargo & Co.	244,534	11,251
Comerica, Inc.	35,000	1,823	XL Group, Ltd.	109,600	3,803
Crown Castle International Corp.(ö)	1,300	118			147,280
Cullen/Frost Bankers, Inc.	2,461	187
Discover Financial Services	3,107	175	Health Care - 12.6%
E*Trade Financial Corp.(Æ)	4,900	138	Abbott Laboratories	12,561	493
East West Bancorp, Inc.	8,500	336	AbbVie, Inc.	20,127	1,123
Ecolab, Inc.	22,449	2,563	Aetna, Inc.	5,060	543
Equifax, Inc.	8,377	1,038	Agilent Technologies, Inc.	34,400	1,499
Equinix, Inc.(ö)	5,391	1,926	Akorn, Inc.(Æ)	13,818	331
Equity Residential(ö)	19,498	1,204	Allergan PLC(Æ)	8,385	1,752
Everest Re Group, Ltd.	6,410	1,305	Allscripts Healthcare Solutions, Inc.(Æ)	33,000	396
FactSet Research Systems, Inc.	4,340	671	Amgen, Inc.	16,751	2,365
Fidelity National Information Services, Inc.	14,045	1,038	Anthem, Inc.	15,590	1,900
Fifth Third Bancorp	11,730	255	Baxter International, Inc.	4,108	195
FleetCor Technologies, Inc.(Æ)	28,455	4,988	Becton Dickinson and Co.	1,652	277
Franklin Resources, Inc.	4,011	135	Biogen, Inc.(Æ)	5,180	1,451
General Growth Properties, Inc. (ö)	6,888	172	BioMarin Pharmaceutical, Inc.(Æ)	15,328	1,234
Goldman Sachs Group, Inc. (The)	4,110	733	Boston Scientific Corp.(Æ)	50,800	1,118
Hanover Insurance Group, Inc. (The)	11,000	838	Bristol-Myers Squibb Co.	41,100	2,092
Hartford Financial Services Group, Inc.	28,001	1,235	Cardinal Health, Inc.	24,500	1,683
HCP, Inc. (ö)	5,405	185	Celgene Corp.(Æ)	6,684	683
Huntington Bancshares, Inc.	20,823	221	Centene Corp.(Æ)	1,200	75
Intercontinental Exchange, Inc.	702	190	Cerner Corp.(Æ)	51,924	3,042
JPMorgan Chase & Co.	151,049	10,462	DexCom, Inc.(Æ)	13,329	1,043
KeyCorp	125,760	1,776	Edwards Lifesciences Corp.(Æ)	18,383	1,750
KKR & Co., LP	129,381	1,836	Eli Lilly & Co.	40,060	2,958
Leucadia National Corp.	7,002	131	Express Scripts Holding Co.(Æ)	6,646	448
Lincoln National Corp.	7,400	363	Gilead Sciences, Inc.	16,459	1,212
Loews Corp.	108,700	4,677	HCA Holdings, Inc.(Æ)	19,898	1,523

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund 15

Russell Investment Company
Russell U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Henry Schein, Inc.(Æ)	7,430	1,109	AO Smith Corp.	4,400	199
Horizon Pharma PLC(Æ)	40,858	683	Automatic Data Processing, Inc.	25,565	2,226
ICU Medical, Inc.(Æ)	1,110	155	B/E Aerospace, Inc.	11,959	712
Impax Laboratories, Inc.(Æ)	11,000	221	Babcock & Wilcox Co. (The) Class W(Æ)	16,500	647
Intuitive Surgical, Inc.(Æ)	4,016	2,699	Boeing Co. (The)	1,812	258
Jazz Pharmaceuticals PLC(Æ)	4,141	453	Carlisle Cos., Inc.	756	79
Johnson & Johnson	108,549	12,591	Caterpillar, Inc.	7,497	626
LifePoint Health, Inc.(Æ)	9,900	592	CH Robinson Worldwide, Inc.	8,900	606
Mallinckrodt PLC(Æ)	9,562	567	Chicago Bridge & Iron Co.	16,802	538
Medtronic PLC	56,705	4,651	CSX Corp.	7,063	215
Merck & Co., Inc.	162,415	9,537	Cummins, Inc.	1,104	141
Molina Healthcare, Inc.(Æ)	3,100	169	Danaher Corp.	5,151	405
Mylan NV(Æ)	66,180	2,416	Deere & Co.	1,465	129
Novo Nordisk A/S - ADR	37,393	1,329	Delta Air Lines, Inc.	85,270	3,562
Ophthotech Corp.(Æ)	23,910	856	Eaton Corp. PLC	10,988	701
Patterson Cos., Inc.	9,910	423	Emerson Electric Co.	4,667	237
Pfizer, Inc.	194,821	6,178	EnerSys	2,500	163
Quintiles IMS Holdings, Inc.(Æ)	2,267	163	Expeditors International of Washington, Inc.	24,300	1,251
Regeneron Pharmaceuticals, Inc.(Æ)	5,774	1,992	FedEx Corp.	16,280	2,838
Shire PLC - ADR	1,056	178	Fluor Corp.	8,097	421
Stryker Corp.	19,153	2,209	Fortive Corp.	1,918	98
TESARO, Inc.(Æ)	4,459	539	General Dynamics Corp.	1,772	267
Thermo Fisher Scientific, Inc.	23,221	3,414	General Electric Co.	29,532	859
UnitedHealth Group, Inc.	15,992	2,260	Hertz Global Holdings, Inc.(Æ)	1,200	40
		86,570	Honeywell International, Inc.	29,100	3,192
			Hub Group, Inc. Class A(Æ)	1,600	58
Materials and Processing - 2.3%			Huntington Ingalls Industries, Inc.	5,760	929
Acuity Brands, Inc.	1,662	372	Illinois Tool Works, Inc.	2,196	249
Air Products & Chemicals, Inc.	940	125	Itron, Inc.(Æ)	1,100	59
Albemarle Corp.	7,971	666	Johnson Controls International PLC	67,749	2,732
AptarGroup, Inc.	11,700	836	Kansas City Southern	14,915	1,309
Celanese Corp. Class A	21,800	1,590	L-3 Communications Holdings, Inc.	11,690	1,601
CRH PLC - ADR	100,500	3,246	Landstar System, Inc.	12,240	871
Domtar Corp.	3,500	126	Lockheed Martin Corp.	9,154	2,255
Dow Chemical Co. (The)	9,221	496	ManpowerGroup, Inc.	13,500	1,037
Eastman Chemical Co.	7,907	569	Moog, Inc. Class A(Æ)	2,200	128
EI du Pont de Nemours & Co.	2,053	141	Norfolk Southern Corp.	26,799	2,492
International Flavors & Fragrances, Inc.	1,300	170	Northrop Grumman Corp.	9,366	2,145
International Paper Co.	35,400	1,594	Quanta Services, Inc.(Æ)	27,558	792
Louisiana-Pacific Corp.(Æ)	31,176	572	Raytheon Co.	40,925	5,591
LyondellBasell Industries NV Class A	7,482	595	Rockwell Automation, Inc.	10,404	1,246
Masco Corp.	41,200	1,272	Ryder System, Inc.	914	63
Monsanto Co.	1,799	181	S&P Global, Inc.	8,614	1,050
Platform Specialty Products Corp.(Æ)	1,300	9	Southwest Airlines Co.	70,900	2,840
PPG Industries, Inc.	1,221	114	Stanley Black & Decker, Inc.	25,300	2,880
Praxair, Inc.	1,238	145	Terex Corp.	34,356	820
Reliance Steel & Aluminum Co.	10,571	727	Textron, Inc.	14,850	595
Rio Tinto PLC - ADR	35,800	1,248	Trinity Industries, Inc.	4,500	96
Sherwin-Williams Co. (The)	3,430	840	Triumph Group, Inc.	1,398	33
WestRock Co.	1,526	71	Union Pacific Corp.	24,313	2,144
			United Continental Holdings, Inc.(Æ)	5,960	335
		15,705	United Parcel Service, Inc. Class B	6,865	740
			United Technologies Corp.	21,788	2,227
Producer Durables - 9.9%			Waste Management, Inc.	3,170	208
3M Co.	3,099	512	WESCO International, Inc.(Æ)	2,900	157
Accenture PLC Class A	25,762	2,995	WW Grainger, Inc.	353	73
Adient PLC(Æ)	6,774	308	Xylem, Inc.	21,324	1,031
AECOM(Æ)	62,373	1,737
AerCap Holdings NV(Æ)	34,064	1,400			68,177
American Airlines Group, Inc.	48,086	1,952
Ametek, Inc.	1,742	77

See accompanying notes which are an integral part of the financial statements.

16 Russell U.S. Core Equity Fund

Russell Investment Company
Russell U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($) or	Value		Amount ($) or		Value
	Shares	$		Shares		$
Technology - 16.2%			China Mobile, Ltd. - ADR	20,164		1,158
Activision Blizzard, Inc.	45,140	1,949	Consolidated Edison, Inc.	11,100		839
Advanced Micro Devices, Inc.(Æ)	182,500	1,320	Dominion Resources, Inc.	13,714		1,031
Alphabet, Inc. Class A(Æ)	5,714	4,628	DTE Energy Co.	11,700		1,123
Alphabet, Inc. Class C(Æ)	13,563	10,641	Duke Energy Corp.	6,043		484
Apple, Inc.	109,336	12,414	Entergy Corp.	56,800		4,185
Applied Materials, Inc.	50,203	1,460	Eversource Energy	16,200		892
ARRIS International PLC(Æ)	19,800	550	FirstEnergy Corp.	15,000		514
Avnet, Inc.	34,355	1,441	Great Plains Energy, Inc.	5,000		142
Broadcom, Ltd.	17,284	2,943	Hawaiian Electric Industries, Inc.	16,800		496
Brocade Communications Systems, Inc.	37,700	400	NextEra Energy, Inc.	18,108		2,318
Cisco Systems, Inc.	158,788	4,872	PG&E Corp.	13,321		827
Cognizant Technology Solutions Corp. Class			PPL Corp.	7,700		264
A(Æ)	16,090	826	Public Service Enterprise Group, Inc.	28,900		1,216
Computer Sciences Corp.	29,493	1,606	RingCentral, Inc. Class A(Æ)	3,500		72
Electronic Arts, Inc.(Æ)	12,336	969	South Jersey Industries, Inc.	3,600		107
Facebook, Inc. Class A(Æ)	55,502	7,270	Southern Co. (The)	42,742		2,204
Finisar Corp.(Æ)	22,800	624	Telephone & Data Systems, Inc.	3,900		101
FireEye, Inc.(Æ)	2,600	30	T-Mobile US, Inc.(Æ)	32,407		1,612
Gartner, Inc.(Æ)	12,200	1,050	Verizon Communications, Inc.	147,154		7,078
Harris Corp.	16,508	1,473				38,990
Hewlett Packard Enterprise Co.	50,254	1,129
HP, Inc.	19,800	287
Intel Corp.	148,391	5,174	Total Common Stocks
International Business Machines Corp.	25,000	3,842	(cost $556,155)			656,645
IPG Photonics Corp.(Æ)	5,669	550
Jabil Circuit, Inc.	4,500	96	Short-Term Investments - 4.9%
Juniper Networks, Inc.	49,300	1,299	Russell U.S. Cash Management Fund	32,268,505	(8)	32,275
Lam Research Corp.	15,439	1,495	United States Treasury Bills
Marvell Technology Group, Ltd.	45,200	589	0.238% due 12/22/16 (~)(§)	1,400		1,399
Mentor Graphics Corp.	41,900	1,211	Total Short-Term Investments
Micron Technology, Inc.(Æ)	160,394	2,752	(cost $33,669)			33,674
Microsoft Corp.	109,575	6,566
NetApp, Inc.	29,700	1,008
Nuance Communications, Inc.(Æ)	22,400	314	Total Investments 100.2%
NXP Semiconductors NV(Æ)	23,141	2,314	(identified cost $589,824)			690,319
ON Semiconductor Corp.(Æ)	37,800	441
Oracle Corp.	150,343	5,776	Other Assets and Liabilities, Net
QUALCOMM, Inc.	94,970	6,526	-(0.2%)			(1,136)
Red Hat, Inc.(Æ)	41,979	3,251	Net Assets - 100.0%			689,183
Salesforce.com, Inc.(Æ)	32,992	2,480
SAP SE - ADR	25,041	2,200
Synaptics, Inc.(Æ)	1,100	57
SYNNEX Corp.	800	82
Synopsys, Inc.(Æ)	18,600	1,103
Tech Data Corp.(Æ)	11,600	893
Texas Instruments, Inc.	4,753	337
Twitter, Inc.(Æ)	12,200	219
Viavi Solutions, Inc. Class W(Æ)	86,400	615
VMware, Inc. Class A(Æ)	15,000	1,179
Western Digital Corp.	11,700	684
Yelp, Inc. Class A(Æ)	2,100	69
Zynga, Inc. Class A(Æ)	336,100	944
		111,948

Utilities - 5.7%
American Electric Power Co., Inc.	28,928	1,876
American Water Works Co., Inc.	4,600	341
AT&T, Inc.	255,904	9,415
Calpine Corp.(Æ)	58,446	695

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund 17

Russell Investment Company
Russell U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2016

Futures Contracts
Amounts in thousands (except contract amounts)
							Unrealized
							Appreciation
			Number of	Notional		Expiration	(Depreciation)
			Contracts	Amount		Date	$
Long Positions
S&P 500 E-Mini Index Futures			298	USD	31,589	12/16	(371)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							(371)

Presentation of Portfolio Holdings
Amounts in thousands
			Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)		Total	% of Net Assets
Common Stocks
Consumer Discretionary	$88,437	$—	$—		$—	$88,437	12.8
Consumer Staples	53,147	—	—		—	53,147	7.7
Energy	46,391	—	—		—	46,391	6.7
Financial Services	147,280	—	—		—	147,280	21.4
Health Care	86,570	—	—		—	86,570	12.6
Materials and Processing	15,705	—	—		—	15,705	2.3
Producer Durables	68,177	—	—		—	68,177	9.9
Technology	111,948	—	—		—	111,948	16.2
Utilities	38,990	—	—		—	38,990	5.7
Short-Term Investments	—	1,399	—		32,275	33,674	4.9
Total Investments	656,645	1,399	—		32,275	690,319	100.2
Other Assets and Liabilities, Net							(0.2)
							100.0
Other Financial Instruments
Liabilities
Futures Contracts	(371)	—	—		—	(371)	(0.1)
Total Other Financial Instruments*	$(371)	$—	$—		$—	$(371)

* Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

18 Russell U.S. Core Equity Fund

Russell Investment Company
Russell U.S. Core Equity Fund

Fair Value of Derivative Instruments — October 31, 2016

Amounts in thousands

		Equity
Derivatives not accounted for as hedging instruments		Contracts

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*		$371
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$3,046	$—
Foreign currency-related transactions**	—	1
Total	$3,046	$1

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(2,725)	$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund 19

Russell Investment Company
Russell U.S. Core Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2016

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$57	$—	$57
Total Financial and Derivative Liabilities		57	—	57
Financial and Derivative Liabilities not subject to a netting agreement		(57)	—	(57)
Total Financial and Derivative Liabilities subject to a netting agreement		$—	$—	$—

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

20 Russell U.S. Core Equity Fund

Russell Investment Company
Russell U.S. Core Equity Fund

Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$589,824
Investments, at fair value(>)	690,319
Cash (restricted)(a)	200
Receivables:
Dividends and interest	960
Dividends from affiliated Russell funds	17
Investments sold	5,188
Fund shares sold	185
Total assets	696,869

Liabilities
Payables:
Investments purchased	6,442
Fund shares redeemed	540
Accrued fees to affiliates	497
Other accrued expenses	150
Variation margin on futures contracts	57
Total liabilities	7,686

Net Assets	$689,183

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund 21

Russell Investment Company
Russell U.S. Core Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$313
Accumulated net realized gain (loss)	54,508
Unrealized appreciation (depreciation) on:
Investments	100,495
Futures contracts	(371)
Shares of beneficial interest	218
Additional paid-in capital	534,020
Net Assets	$689,183

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$31.65
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$33.59
Class A — Net assets	$28,619,943
Class A — Shares outstanding ($.01 par value)	904,123
Net asset value per share: Class C(#)	$31.05
Class C — Net assets	$42,061,370
Class C — Shares outstanding ($.01 par value)	1,354,829
Net asset value per share: Class E(#)	$31.69
Class E — Net assets	$6,889,197
Class E — Shares outstanding ($.01 par value)	217,378
Net asset value per share: Class I(#)	$31.58
Class I — Net assets	$350,921,041
Class I — Shares outstanding ($.01 par value)	11,113,419
Net asset value per share: Class S(#)	$31.60
Class S — Net assets	$260,691,294
Class S — Shares outstanding ($.01 par value)	8,249,803
Amounts in thousands
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$32,275

(a) Cash Collateral for Futures	$200
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

22 Russell U.S. Core Equity Fund

Russell Investment Company
Russell U.S. Core Equity Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Dividends	$16,419
Dividends from affiliated Russell funds	109
Interest	4
Total investment income	16,532

Expenses
Advisory fees	4,208
Administrative fees	369
Custodian fees (1)	—**
Distribution fees - Class A	75
Distribution fees - Class C	333
Transfer agent fees - Class A	61
Transfer agent fees - Class C	89
Transfer agent fees - Class E	14
Transfer agent fees - Class I	466
Transfer agent fees - Class S	590
Professional fees	69
Registration fees	90
Shareholder servicing fees - Class C	111
Shareholder servicing fees - Class E	18
Trustees’ fees	21
Printing fees	55
Miscellaneous	38
Total expenses	6,607
Net investment income (loss)	9,925

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	61,167
Futures contracts	3,046
Net realized gain (loss)	64,213
Net change in unrealized appreciation (depreciation) on:
Investments	(53,730)
Futures contracts	(2,725)
Net change in unrealized appreciation (depreciation)	(56,455)
Net realized and unrealized gain (loss)	7,758
Net Increase (Decrease) in Net Assets from Operations	$17,683

**      Less than $500.
(1)     Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 10 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund 23

Russell Investment Company
Russell U.S. Core Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,925	$13,597
Net realized gain (loss)	64,213	271,961
Net change in unrealized appreciation (depreciation)	(56,455)	(198,051)
Net increase (decrease) in net assets from operations	17,683	87,507

Distributions
From net investment income
Class A	(335)	(404)
Class C	(170)	(300)
Class E	(80)	(108)
Class I	(5,560)	(7,732)
Class S	(4,007)	(5,525)
Class Y	—	(1,675)
From net realized gain
Class A	(6,287)	(5,083)
Class C	(9,369)	(7,688)
Class E	(1,460)	(1,465)
Class I	(86,408)	(78,180)
Class S	(64,637)	(59,594)
Class Y	—	(95,647)
Net decrease in net assets from distributions	(178,313)	(263,401)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(100,399)	(684,853)
Total Net Increase (Decrease) in Net Assets	(261,029)	(860,747)

Net Assets
Beginning of period	950,212	1,810,959
End of period	$689,183	$950,212
Undistributed (overdistributed) net investment income included in net assets	$313	$522

See accompanying notes which are an integral part of the financial statements.

24 Russell U.S. Core Equity Fund

Russell Investment Company
Russell U.S. Core Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	89	$2,824	100	$3,876
Proceeds from reinvestment of distributions	217	6,553	142	5,454
Payments for shares redeemed	(297)	(9,325)	(185)	(7,192)
Net increase (decrease)	9	52	57	2,138
Class C
Proceeds from shares sold	62	1,902	69	2,655
Proceeds from reinvestment of distributions	317	9,385	209	7,944
Payments for shares redeemed	(345)	(10,587)	(232)	(8,925)
Net increase (decrease)	34	700	46	1,674
Class E
Proceeds from shares sold	11	341	13	525
Proceeds from reinvestment of distributions	50	1,527	41	1,562
Payments for shares redeemed	(45)	(1,391)	(117)	(4,525)
Net increase (decrease)	16	477	(63)	(2,438)
Class I
Proceeds from shares sold	482	14,832	804	30,527
Proceeds from reinvestment of distributions	3,004	90,513	2,215	85,273
Payments for shares redeemed	(5,283)	(167,193)	(3,340)	(130,628)
Net increase (decrease)	(1,797)	(61,848)	(321)	(14,828)
Class S
Proceeds from shares sold	466	14,530	829	32,394
Proceeds from reinvestment of distributions	2,228	67,163	1,658	63,868
Payments for shares redeemed	(3,857)	(121,473)	(2,991)	(116,150)
Net increase (decrease)	(1,163)	(39,780)	(504)	(19,888)
Class Y(1)
Proceeds from shares sold	—	—	158	6,425
Proceeds from reinvestment of distributions	—	—	2,529	97,322
Payments for shares redeemed	—	—	(19,070)	(755,258)
Net increase (decrease)	—	—	(16,383)	(651,511)
Total increase (decrease)	(2,901)	$(100,399)	(17,168)	$(684,853)

(1) For the period November 1, 2014 to May 1, 2015 (final redemption).

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund 25

Russell Investment Company
Russell U.S. Core Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2016	38.50	.34	.45	.79	(.37)	(7.27)
October 31, 2015	43.30	.31	1.44	1.75	(.44)	(6.11)
October 31, 2014	38.17	.39	5.12	5.51	(.38)	—
October 31, 2013	30.29	.31	7.88	8.19	(.31)	—
October 31, 2012	27.08	.21	3.23	3.44	(.23)	—

Class C
October 31, 2016	37.90	.10	.45	.55	(.13)	(7.27)
October 31, 2015	42.78	.02	1.42	1.44	(.21)	(6.11)
October 31, 2014	37.78	.08	5.07	5.15	(.15)	—
October 31, 2013	30.01	.05	7.80	7.85	(.08)	—
October 31, 2012	26.89	(.01)	3.20	3.19	(.07)	—

Class E
October 31, 2016	38.53	.34	.46	.80	(.37)	(7.27)
October 31, 2015	43.33	.31	1.43	1.74	(.43)	(6.11)
October 31, 2014	38.17	.40	5.13	5.53	(.37)	—
October 31, 2013	30.29	.32	7.87	8.19	(.31)	—
October 31, 2012	27.06	.23	3.21	3.44	(.21)	—

Class I
October 31, 2016	38.42	.45	.46	.91	(.48)	(7.27)
October 31, 2015	43.24	.44	1.43	1.87	(.58)	(6.11)
October 31, 2014	38.10	.52	5.13	5.65	(.51)	—
October 31, 2013	30.24	.42	7.86	8.28	(.42)	—
October 31, 2012	27.04	.31	3.22	3.53	(.33)	—

Class S
October 31, 2016	38.45	.42	.45	.87	(.45)	(7.27)
October 31, 2015	43.26	.41	1.43	1.84	(.54)	(6.11)
October 31, 2014	38.12	.49	5.13	5.62	(.48)	—
October 31, 2013	30.26	.39	7.86	8.25	(.39)	—
October 31, 2012	27.04	.28	3.23	3.51	(.29)	—

Class Y (j)
October 31, 2015	43.19	.26	2.13	2.39	(.38)	(6.11)
October 31, 2014	38.06	.58	5.11	5.69	(.56)	—
October 31, 2013	30.21	.46	7.85	8.31	(.46)	—
October 31, 2012	27.02	.33	3.23	3.56	(.37)	—

See accompanying notes which are an integral part of the financial statements.

26 Russell U.S. Core Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross (l)	Net(d)(l)	Net Assets(d)	Turnover Rate(k)

(7.64)	31.65	3.15	28,620	1.08	1.08	1.07	73
(6.55)	38.50	4.17	34,474	1.09	1.09	.79	90
(.38)	43.30	14.49	36,334	1.08	1.08	.95	73
(.31)	38.17	27.19	33,491	1.07	1.07	.90	97
(.23)	30.29	12.73	29,349	1.07	1.07	.72	117

(7.40)	31.05	2.42	42,062	1.83	1.83	.32	73
(6.32)	37.90	3.39	50,046	1.84	1.84	.04	90
(.15)	42.78	13.66	54,530	1.83	1.83	.21	73
(.08)	37.78	26.23	55,105	1.82	1.82	.16	97
(.07)	30.01	11.89	53,222	1.82	1.82	(.02)	117

(7.64)	31.69	3.18	6,889	1.08	1.08	1.07	73
(6.54)	38.53	4.14	7,752	1.09	1.09	.80	90
(.37)	43.33	14.52	11,449	1.08	1.08	.97	73
(.31)	38.17	27.18	19,657	1.07	1.06	.95	97
(.21)	30.29	12.78	25,075	1.07	1.02	.81	117

(7.75)	31.58	3.54	350,921.75		.75	1.41	73
(6.69)	38.42	4.48	496,057.76		.76	1.12	90
(.51)	43.24	14.90	572,064.75		.75	1.28	73
(.42)	38.10	27.59	579,477.74		.74	1.23	97
(.33)	30.24	13.13	597,630.74		.74	1.07	117

(7.72)	31.60	3.43	260,691.83		.83	1.33	73
(6.65)	38.45	4.42	361,883.84		.84	1.04	90
(.48)	43.26	14.80	428,952.83		.83	1.20	73
(.39)	38.12	27.51	450,265.82		.82	1.15	97
(.29)	30.26	13.01	440,333.82		.82	.99	117

(6.49)	39.09	5.88	12,557.64		.64	1.30	90
(.56)	43.19	15.02	707,630.63		.63	1.42	73
(.46)	38.06	27.74	989,520.62		.62	1.35	97
(.37)	30.21	13.24	1,031,582.64		.64	1.16	117

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund 27

Russell Investment Company
Russell U.S. Core Equity Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Advisory fees	$326,468
Administration fees	28,681
Distribution fees	33,282
Shareholder servicing fees	10,539
Transfer agent fees	94,571
Trustee fees	3,303
$496,844

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
Russell U.S. Cash Management Fund	$34,093	$404,296	$406,121	$2	$5	$32,275	$109	$—
	$34,093	$404,296	$406,121	$2	$5	$32,275	$109	$—

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$596,694,298
Unrealized Appreciation	$111,767,609
Unrealized Depreciation	(18,142,734)
Net Unrealized Appreciation (Depreciation)	$93,624,875
Undistributed Ordinary Income	$126,194
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$61,193,570
Tax Composition of Distributions
Ordinary Income	$43,907,230
Long-Term Capital Gains	$134,404,955

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transactions, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$18
Accumulated net realized gain (loss)	(18)
Additional paid-in capital	—

See accompanying notes which are an integral part of the financial statements.

28 Russell U.S. Core Equity Fund

Russell Investment Company
Russell U.S. Defensive Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

Russell U.S. Defensive Equity Fund - Class A‡			Russell U.S. Defensive Equity Fund - Class S‡‡‡
	Total			Total
	Return			Return
1 Year	(1.78)%		1 Year	4.46%
5 Years	10.60	%§	5 Years	12.19	%§
10 Years	4.50	%§	10 Years	5.38	%§

Russell U.S. Defensive Equity Fund - Class C‡‡			Russell U.S. Defensive Equity Fund - Class Y
	Total			Total
	Return			Return
1 Year	3.43%		1 Year	4.67%
5 Years	11.08	%§	5 Years	12.41	%§
10 Years	4.46	%§	10 Years	5.54	%§

Russell U.S. Defensive Equity Fund - Class E			Russell 1000® Defensive IndexTM**
	Total			Total
	Return			Return
1 Year	4.20%		1 Year	4.40%
5 Years	11.92	%§	5 Years	13.26	%§
10 Years	5.15	%§	10 Years	7.01	%§

Russell U.S. Defensive Equity Fund - Class I
	Total		U.S. Defensive Equity Linked Benchmark***
	Return			Total
1 Year	4.55%			Return
5 Years	12.28	%§	1 Year	4.40%
10 Years	5.45	%§	5 Years	12.90	%§
			10 Years	6.54	%§

Russell U.S. Defensive Equity Fund 29

Russell Investment Company
Russell U.S. Defensive Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The Russell U.S. Defensive Equity Fund (the “Fund”) employs	Relative to its benchmark, the Russell 1000® Defensive™ Index,
a multi-manager approach whereby portions of the Fund are	the Fund was consistently underweight the largest stocks by
allocated to different money manager strategies. Fund assets not	market capitalization, the highest dividend yielding stocks, and
allocated to money managers are managed by Russell Investment	companies with higher leverage, while it was overweight stocks
Management, LLC (“RIM”), the Fund’s advisor. RIM may change	with attractive valuations. Over the period, these factors had a
the allocation of the Fund’s assets among money managers at	positive impact on Fund performance.
any time. An exemptive order from the Securities and Exchange	Sector allocation and stock selection added value over the period.
Commission (“SEC”) permits RIM to engage or terminate a money	An overweight to technology positively impacted benchmark-
manager at any time, subject to approval by the Fund’s Board,	relative performance. Stock selection within the technology and
without a shareholder vote. Pursuant to the terms of the exemptive	financials sector was also additive. However, positive performance
order, the Fund is required to notify its shareholders within 90	was offset by underperforming holdings within the health care
days of when a money manager begins providing services. As of	sector.
October 31, 2016, the Fund had four money managers.

What is the Fund’s investment objective?	How did the investment strategies and techniques employed
by the Fund and its money managers affect its benchmark-
The Fund seeks to provide long term capital growth.	relative performance?
How did the Fund perform relative to its benchmark for the	The Fund employs discretionary money managers. The Fund’s
fiscal year ended October 31, 2016?	discretionary money managers select the individual portfolio
For the fiscal year ended October 31, 2016, the Fund’s Class A,	securities for the assets assigned to them. Fund assets not
Class C, Class E, Class I, Class S and Class Y Shares gained	allocated to discretionary money managers include the Fund’s
4.21%, 3.43%, 4.20%, 4.55%, 4.46% and 4.67%, respectively.	liquidity reserves and assets which may be managed directly by
This is compared to the Fund’s benchmark, the Russell 1000®	RIM to effect the Fund’s investment strategies and/or to actively
Defensive™ Index, which gained 4.40% during the same period.	manage the Fund’s overall exposures by investing in securities or
The Fund’s performance includes operating expenses, whereas	other instruments that RIM believes will achieve the desired risk/
index returns are unmanaged and do not include expenses of any	return profile for the Fund.
kind.	With respect to certain of the Fund’s money managers, Jacobs
For the fiscal year ended October 31, 2016, the Morningstar®	Levy Equity Management, Inc. (“Jacobs Levy”) was the best
Large Blend Category, a group of funds that Morningstar considers	performing manager for the one-year period and outperformed
to have investment strategies similar to those of the Fund, gained	the Russell 1000® Defensive™ Index. Jacobs Levy’s exposure to
2.12%. This result serves as a peer comparison and is expressed	companies with more attractive valuations and lower capitalization
net of operating expenses.	than the benchmark contributed positively. An overweight
to telecommunication services and underweight to consumer
RIM may assign a money manager a specific style or	discretionary was beneficial. Additionally, outperforming holdings
capitalization benchmark other than the Fund’s index. However,	within the technology sector (Advanced Micro Devices, Inc.,
the Fund’s primary index remains the benchmark for the Fund	Arista Networks, Inc., Finisar Corporation, and Mentor Graphics
and is representative of the aggregate of each money manager’s	Corporation) and financials sector (Washington Prime Group Inc.)
benchmark index.	were a tailwind.
How did the market conditions described in the Market	Coho Partners, Ltd. was the worst performing manager for
Summary report affect the Fund’s performance?	the one-year period and underperformed the Russell 1000®
The fiscal year ended October 31, 2016 saw the Fund perform	Defensive™ Index. Stock selection was the primary detractor
in line with the Russell 1000® Defensive™ Index, with some of	due to underperforming holdings within the health care sector
the Fund’s share classes outperforming and some of the Fund’s	(Perrigo Co. PLC, AmerisourceBergen Corporation, Gilead
share classes underperforming the Fund’s benchmark. U.S. large	Sciences, Inc., Amgen Inc., Abott Laboratories). An overweight
capitalization and defensive equities experienced gains over the	to stocks exhibiting low earnings variability characteristics and
period. Consumer discretionary stocks declined the most during	higher yield added value over the period. Sector allocation was
the fiscal year while health care, materials, and technology stocks	also positive, with an overweight to energy positively impacting
generated modest returns. Utilities and telecommunication	performance.
services were the standout performers, and industrials and energy	During the period, RIM used a combination of index futures
generated above market returns.	contracts to equitize a portion of the Fund’s cash and sold equity

30 Russell U.S. Defensive Equity Fund

Russell Investment Company
Russell U.S. Defensive Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

index put options with respect to the portion of the Fund’s cash		The views expressed in this report reflect those of the
that RIM determined not to equitize in order to seek gains from		portfolio managers only through the end of the period
premiums received on their sale. RIM’s strategy of not equitizing		covered by the report. These views do not necessarily
all of the Fund’s cash negatively impacted benchmark relative		represent the views of RIM or any other person in RIM or
performance.		any other affiliated organization. These views are subject
to change at any time based upon market conditions or
Describe any changes to the Fund’s structure or the money		other events, and RIM disclaims any responsibility to
manager line-up.		update the views contained herein. These views should not
In January 2016, Jacob Levy’s mandate was changed from a long		be relied on as investment advice and, because investment
only strategy to a long/short strategy in order to seek to improve		decisions for a Russell Investment Company (“RIC”) Fund
the Fund’s excess return potential.		are based on numerous factors, should not be relied on as
Money Managers as of October 31,		an indication of investment decisions of any RIC Fund.
2016	Styles
Coho Partners, Ltd.	Defensive
J.P. Morgan Investment Management, Inc.	Defensive
Jacobs Levy Equity Management Inc.	Defensive
PanAgora Asset Management Inc.	Defensive

^ In prior years, the performance of the Fund’s Class I shares was used in the line graph. Class S Shares will have substantially similar annual returns as the Class
I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the
Class S Shares do not have the same expenses as the Class I Shares.

* Assumes initial investment on November 1, 2006.

** Russell 1000® Defensive IndexTM measures the performance of the large-cap defensive segment of the U.S. equity universe. It includes those Russell 1000®
Index companies with relatively stable business conditions which are less sensitive to economic cycles, credit cycles, and market volatility based on their stability variables. Stability is measured in terms of volatility (price and earnings), leverage, and return on assets.

*** The U.S. Defensive Equity Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The U.S. Defensive Equity Linked Benchmark represents the returns of the Russell 1000® Index through
August 14, 2012 and the returns of the Russell 1000® Defensive IndexTM thereafter.

‡ The Fund first issued Class A Shares on September 2, 2008.  The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E
Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡ The Fund first issued Class C Shares on September 2, 2008.  The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares.  Had they done so, the returns shown for those periods would have been lower.  Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡ The Fund first issued Class S Shares on September 2, 2008.  The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I
Shares.  Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities.  Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

Russell U.S. Defensive Equity Fund 31

Russell Investment Company
Russell U.S. Defensive Equity Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.
purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including distribution (12b-1) and/or service fees and other			Performance (5%
Fund expenses. The Example is intended to help you understand		Actual	return before
your ongoing costs (in dollars) of investing in the Fund and to	Class A	Performance	expenses)
Beginning Account Value
compare these costs with the ongoing costs of investing in other	May 1, 2016	$1,000.00	$1,000.00
mutual funds. The Example is based on an investment of $1,000	Ending Account Value
invested at the beginning of the period and held for the entire	October 31, 2016	$1,020.90	$1,018.70
period indicated, which for this Fund is from May 1, 2016 to	Expenses Paid During Period*	$6.50	$6.50
October 31, 2016.	* Expenses are equal to the Fund's annualized expense ratio of 1.28%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
The information in the table under the heading “Actual	year period).
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,			Hypothetical
Performance (5%
together with the amount you invested, to estimate the expenses		Actual	return before
that you paid over the period. Simply divide your account value by	Class C	Performance	expenses)
$1,000 (for example, an $8,600 account value divided by $1,000	Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
in the row entitled “Expenses Paid During Period” to estimate	October 31, 2016	$1,017.30	$1,014.88
the expenses you paid on your account during this period.	Expenses Paid During Period*	$10.34	$10.33

Hypothetical Example for Comparison Purposes	* Expenses are equal to the Fund's annualized expense ratio of 2.04%
The information in the table under the heading “Hypothetical	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half
Performance (5% return before expenses)” provides information	year period).
about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of			Hypothetical
return of 5% per year before expenses, which is not the Fund’s			Performance (5%
		Actual	return before
actual return. The hypothetical account values and expenses	Class E	Performance	expenses)
may not be used to estimate the actual ending account balance or	Beginning Account Value
expenses you paid for the period. You may use this information	May 1, 2016	$1,000.00	$1,000.00
to compare the ongoing costs of investing in the Fund and other	Ending Account Value
	October 31, 2016	$1,021.00	$1,018.65
funds. To do so, compare this 5% hypothetical example with the	Expenses Paid During Period*	$6.55	$6.55
5% hypothetical examples that appear in the shareholder reports
of other funds.	* Expenses are equal to the Fund's annualized expense ratio of 1.29%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

32 Russell U.S. Defensive Equity Fund

Russell Investment Company
Russell U.S. Defensive Equity Fund

Shareholder Expense Example, continued — October 31, 2016 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class I	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,022.70	$1,020.31
Expenses Paid During Period*	$4.88	$4.88

* Expenses are equal to the Fund's annualized expense ratio of 0.96%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,022.30	$1,019.91
Expenses Paid During Period*	$5.29	$5.28

* Expenses are equal to the Fund's annualized expense ratio of 1.04%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,023.30	$1,020.91
Expenses Paid During Period*	$4.27	$4.27

* Expenses are equal to the Fund's annualized expense ratio of 0.84%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Russell U.S. Defensive Equity Fund 33

Russell Investment Company
Russell U.S. Defensive Equity Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks - 93.7%			Church & Dwight Co., Inc.	8,347	403
Consumer Discretionary - 11.3%			Clorox Co. (The)	4,215	506
Aaron's, Inc. Class A	22,900	566	Coca-Cola Co. (The)	83,805	3,553
AMC Networks, Inc. Class A(Æ)	16,600	812	Coca-Cola European Partners PLC	26,215	1,008
AutoZone, Inc.(Æ)	2,237	1,660	Colgate-Palmolive Co.	11,602	828
Avon Products, Inc.(Æ)	78,600	515	ConAgra Foods, Inc.	18,161	875
Bed Bath & Beyond, Inc.	4,512	182	Constellation Brands, Inc. Class A	4,014	671
Best Buy Co., Inc.	4,607	179	Core-Mark Holding Co., Inc.	26,266	929
Brinker International, Inc.	28,300	1,393	CVS Health Corp.(Û)	80,753	6,791
Charter Communications, Inc. Class A(Æ)	680	170	Dr Pepper Snapple Group, Inc.	48,158	4,228
Choice Hotels International, Inc.	3,355	163	General Mills, Inc.	1,292	80
Comcast Corp. Class A	85,756	5,301	Hain Celestial Group, Inc. (The)(Æ)	15,400	560
Cooper-Standard Holding, Inc.(Æ)	4,900	447	Hershey Co. (The)	4,495	461
Costco Wholesale Corp.	9,750	1,442	Ingredion, Inc.	3,243	425
Coty, Inc. Class A	4,043	93	JM Smucker Co. (The)	13,917	1,827
Darden Restaurants, Inc.	4,789	310	Kimberly-Clark Corp.	34,308	3,925
Delphi Automotive PLC	2,557	166	Kroger Co. (The)	129,792	4,021
Dollar General Corp.	72,133	4,984	McCormick & Co., Inc.	1,391	133
Estee Lauder Cos., Inc. (The) Class A	22,600	1,969	Molson Coors Brewing Co. Class B	17,893	1,857
Foot Locker, Inc.	21,683	1,448	Mondelez International, Inc. Class A	51,445	2,312
Genuine Parts Co.	1,938	176	PepsiCo, Inc.(Û)	89,298	9,573
Harman International Industries, Inc.	19,500	1,554	Performance Food Group Co.(Æ)	26,100	626
Hasbro, Inc.	2,714	226	Philip Morris International, Inc.(Û)	109,102	10,522
Home Depot, Inc. (The)	34,813	4,248	Procter & Gamble Co. (The)	134,416	11,667
Jack in the Box, Inc.	11,300	1,059	Reynolds American, Inc.	96,010	5,288
Lear Corp.	312	38	Sanderson Farms, Inc.	7,200	648
Leggett & Platt, Inc.	1,525	70	Sysco Corp.	36,807	1,771
Liberty Broadband Corp. Class C(Æ)	1,484	99	Tyson Foods, Inc. Class A	1,762	125
Lowe's Cos., Inc.	97,069	6,470	United Natural Foods, Inc.(Æ)	21,600	902
Marriott International, Inc. Class A	374	26	Walgreens Boots Alliance, Inc.	8,619	713
McDonald's Corp.	19,737	2,222
Michael Kors Holdings, Ltd.(Æ)	4,389	223			84,739
Mohawk Industries, Inc.(Æ)	960	177
News Corp. Class A	84,200	1,020	Energy - 4.8%
			Antero Resources Corp.(Æ)	46,600	1,234
Nike, Inc. Class B(Û)	54,903	2,755	Chevron Corp.	52,050	5,452
NVR, Inc.(Æ)	1,330	2,026	Dril-Quip, Inc.(Æ)	1,910	91
Office Depot, Inc.	75,800	239	EQT Corp.	1,429	94
Omnicom Group, Inc.	30,437	2,429	Exxon Mobil Corp.(Û)	165,087	13,755
O'Reilly Automotive, Inc.(Æ)	5,696	1,506	FMC Technologies, Inc.(Æ)	6,278	203
Ross Stores, Inc.	15,507	970	Frank's International NV	5,205	59
Shutterfly, Inc.(Æ)	4,900	240	National Oilwell Varco, Inc.	330	11
Starbucks Corp.	20,711	1,099	Occidental Petroleum Corp.	71,544	5,216
Target Corp.	10,935	752	Oceaneering International, Inc.	6,150	146
Thor Industries, Inc.	15,100	1,198	Phillips 66	2,333	189
Time Warner, Inc.	12,616	1,123	Royal Dutch Shell PLC Class A - ADR	55,480	2,763
TJX Cos., Inc.(Û)	51,789	3,819	TransCanada Corp.	17,798	806
Twenty-First Century Fox, Inc. Class A	38,829	1,020	World Fuel Services Corp.	2,089	84
VF Corp.	5,956	323
Visteon Corp.	7,000	494			30,103
Wal-Mart Stores, Inc.(Û)	70,498	4,936
Walt Disney Co. (The)(Û)	54,351	5,038	Financial Services - 16.6%
Yum! Brands, Inc.	22,759	1,964	Aflac, Inc.	72,654	5,004
			AGNC Investment Corp.(ö)	2,114	42
		71,339	Alleghany Corp.(Æ)	287	148
			Allstate Corp. (The)	36,503	2,479
Consumer Staples - 13.5%			American Equity Investment Life Holding
Altria Group, Inc.	56,725	3,751	Co.	26,934	483
Archer-Daniels-Midland Co.	4,222	184	American Express Co.	3,210	213
Blue Buffalo Pet Products, Inc.(Æ)	3,384	85	American Financial Group, Inc.	9,140	681
Brown-Forman Corp. Class B - ADR	29,800	1,376	American International Group, Inc.	30,146	1,860
Campbell Soup Co.	10,952	595	American Tower Corp.(ö)	3,117	365
Casey's General Stores, Inc.	13,450	1,520

See accompanying notes which are an integral part of the financial statements.

34 Russell U.S. Defensive Equity Fund

Russell Investment Company
Russell U.S. Defensive Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
Arch Capital Group, Ltd.(Æ)	329	26	RenaissanceRe Holdings, Ltd.	1,861	231
Arthur J Gallagher & Co.	28,542	1,377	Simon Property Group, Inc.(ö)	16,137	3,001
Aspen Insurance Holdings, Ltd.	40,892	1,973	Starwood Property Trust, Inc.(ö)	7,536	168
AvalonBay Communities, Inc.(ö)	5,938	1,016	State Street Corp.	51,756	3,634
Axis Capital Holdings, Ltd.	6,353	362	SunTrust Banks, Inc.	5,825	263
Bank of New York Mellon Corp. (The)	5,233	226	T Rowe Price Group, Inc.	4,085	262
BB&T Corp.	39,230	1,538	TCF Financial Corp.	24,884	356
Berkshire Hathaway, Inc. Class B(Æ)	42,884	6,188	Total System Services, Inc.	994	50
BlackRock, Inc. Class A	3,699	1,262	TransUnion(Æ)	1,434	45
Boston Properties, Inc.(ö)	3,009	363	Travelers Cos., Inc. (The)	16,185	1,751
Broadridge Financial Solutions, Inc.	3,829	248	US Bancorp	71,381	3,195
Capital One Financial Corp.	2,543	188	Validus Holdings, Ltd.	2,443	125
CBOE Holdings, Inc.	15,400	973	Visa, Inc. Class A(Û)	66,145	5,458
Chubb, Ltd.	14,791	1,878	Voya Financial, Inc.	41,456	1,266
CME Group, Inc. Class A	563	56	Wells Fargo & Co.(Û)	187,080	8,608
CNO Financial Group, Inc.	67,000	1,010	Western Alliance Bancorp(Æ)	6,882	257
Columbia Property Trust, Inc.(ö)	4,200	89	Western Union Co. (The)	1,953	39
Corrections Corp. of America(ö)	44,197	639	White Mountains Insurance Group, Ltd.	111	92
Crown Castle International Corp.(ö)	1,962	179	WR Berkley Corp.	38,810	2,216
Cullen/Frost Bankers, Inc.	15,980	1,214	XL Group, Ltd.	84,078	2,918
Discover Financial Services	3,148	177			104,192
East West Bancorp, Inc.	48,506	1,916
Endurance Specialty Holdings, Ltd.	2,078	191	Health Care - 14.6%
Equifax, Inc.	7,936	984	Abbott Laboratories	98,039	3,847
Equity LifeStyle Properties, Inc. Class A(ö)	11,170	847	Aetna, Inc.	39,819	4,275
Equity Residential(ö)	6,651	411	Agilent Technologies, Inc.	41,789	1,821
Everest Re Group, Ltd.	15,757	3,207	Alexion Pharmaceuticals, Inc.(Æ)	336	44
FactSet Research Systems, Inc.	7,460	1,154	Allergan PLC(Æ)	1,549	324
Fidelity National Information Services, Inc.	20,861	1,542	Allscripts Healthcare Solutions, Inc.(Æ)	27,000	324
First American Financial Corp.	758	30	AmerisourceBergen Corp. Class A	45,360	3,190
Fiserv, Inc.(Æ)	2,563	252	Amgen, Inc.(Û)	40,764	5,754
FNFV Group(Æ)	13,825	167	Anthem, Inc.	16,219	1,976
Global Payments, Inc.	4,088	296	Baxter International, Inc.	70,025	3,332
Hanover Insurance Group, Inc. (The)	25,365	1,933	Becton Dickinson and Co.	17,659	2,965
Hartford Financial Services Group, Inc.	22,500	992	Biogen, Inc.(Æ)	1,544	433
Intercontinental Exchange, Inc.	4,434	1,199	Boston Scientific Corp.(Æ)	12,057	265
Invesco, Ltd.	7,656	215	Bristol-Myers Squibb Co.(Û)	67,782	3,451
Jack Henry & Associates, Inc.	12,679	1,027	Bruker Corp.	7,083	145
Jones Lang LaSalle, Inc.	2,625	254	Cardinal Health, Inc.	61,390	4,217
KeyCorp	23,860	337	Celgene Corp.(Æ)	862	88
Liberty Property Trust(ö)	4,225	171	Charles River Laboratories International,
Loews Corp.	7,446	320	Inc.(Æ)	1,348	102
M&T Bank Corp.	4,835	593	Cigna Corp.	1,586	188
Marsh & McLennan Cos., Inc.	58,989	3,739	CR Bard, Inc.	4,990	1,081
Mastercard, Inc. Class A(Û)	38,460	4,116	DaVita, Inc.(Æ)	1,108	65
MetLife, Inc.	6,061	285	Dentsply Sirona, Inc.	3,590	207
MFA Financial, Inc.(ö)	16,222	119	Eli Lilly & Co.(Û)	47,700	3,522
Mid-America Apartment Communities, Inc.			Express Scripts Holding Co.(Æ)	18,605	1,254
(ö)	217	20	Gilead Sciences, Inc.	51,865	3,819
Old Republic International Corp.	4,669	79	Halyard Health, Inc.(Æ)	13,000	421
Paramount Group, Inc.(ö)	93,908	1,460	Henry Schein, Inc.(Æ)	12,055	1,799
People's United Financial, Inc.	10,051	163	Humana, Inc.	2,828	485
Piedmont Office Realty Trust, Inc. Class A(ö)	3,287	67	Impax Laboratories, Inc.(Æ)	21,900	440
PNC Financial Services Group, Inc. (The)	43,304	4,140	Johnson & Johnson(Û)	125,125	14,513
Post Properties, Inc.(ö)	7,020	462	Laboratory Corp. of America Holdings(Æ)	3,720	466
Principal Financial Group, Inc.	17,593	961	LifePoint Health, Inc.(Æ)	26,700	1,598
Public Storage(ö)	8,824	1,886	McKesson Corp.	12,119	1,541
Realty Income Corp.(ö)	861	51	MEDNAX, Inc.(Æ)	2,959	181
Regency Centers Corp.(ö)	7,344	529	Medtronic PLC	10,407	854
Reinsurance Group of America, Inc. Class A	17,477	1,885	Merck & Co., Inc.	54,126	3,178

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Defensive Equity Fund 35

Russell Investment Company
Russell U.S. Defensive Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Patterson Cos., Inc.	1,748	75	General Electric Co.	3,496	102
Pfizer, Inc.	168,412	5,340	Genpact, Ltd.(Æ)	6,589	151
Premier, Inc. Class A(Æ)	3,832	122	Honeywell International, Inc.	46,060	5,052
Quest Diagnostics, Inc.	3,120	254	IDEX Corp.	876	76
ResMed, Inc.	6,067	363	Illinois Tool Works, Inc.	37,634	4,274
St. Jude Medical, Inc.	945	74	Itron, Inc.(Æ)	11,900	641
Stryker Corp.	20,181	2,328	JB Hunt Transport Services, Inc.	3,906	319
Teleflex, Inc.	872	125	KBR, Inc.	44,600	660
Thermo Fisher Scientific, Inc.	2,163	318	L-3 Communications Holdings, Inc.	11,270	1,543
UnitedHealth Group, Inc.	67,189	9,496	Landstar System, Inc.	17,971	1,279
Universal Health Services, Inc. Class B	1,234	149	Lincoln Electric Holdings, Inc.	7,341	483
VCA, Inc.(Æ)	2,874	177	Lockheed Martin Corp.	13,519	3,331
VWR Corp.(Æ)	7,103	195	ManpowerGroup, Inc.	21,773	1,672
Zimmer Biomet Holdings, Inc.	4,507	475	Mettler-Toledo International, Inc.(Æ)	738	298
Zoetis, Inc. Class A	4,340	207	Moog, Inc. Class A(Æ)	16,700	970
		91,863	MSC Industrial Direct Co., Inc. Class A	1,400	102
			Navistar International Corp.(Æ)	6,200	138
Materials and Processing - 1.4%			Northrop Grumman Corp.	13,518	3,096
Acuity Brands, Inc.	176	39	PACCAR, Inc.	2,030	111
AdvanSix, Inc.(Æ)	794	13	Parker-Hannifin Corp.	1,510	185
AptarGroup, Inc.	7,316	523	Quanta Services, Inc.(Æ)	25,500	733
Crown Holdings, Inc.(Æ)	18,844	1,022	Raytheon Co.	18,306	2,501
Domtar Corp.	45,020	1,619	Republic Services, Inc. Class A	12,287	647
EI du Pont de Nemours & Co.	12,157	836	Robert Half International, Inc.	43,723	1,636
LyondellBasell Industries NV Class A	2,811	224	Rockwell Automation, Inc.	1,278	153
Monsanto Co.	547	55	Rockwell Collins, Inc.	2,382	201
NewMarket Corp.	145	58	Snap-on, Inc.	8,232	1,269
Newmont Mining Corp.	1,440	53	Spirit AeroSystems Holdings, Inc. Class A	4,419	222
Platform Specialty Products Corp.(Æ)	3,000	22	Stanley Black & Decker, Inc.	15,123	1,722
PPG Industries, Inc.	1,307	122	Stericycle, Inc.(Æ)	19,200	1,538
Praxair, Inc.	15,516	1,816	Toro Co. (The)	28,033	1,342
Reliance Steel & Aluminum Co.	1,293	89	Trinity Industries, Inc.	69,200	1,477
Scotts Miracle-Gro Co. (The) Class A	481	42	Union Pacific Corp.	17,437	1,538
Sherwin-Williams Co. (The)	8,106	1,985	United Parcel Service, Inc. Class B	6,548	706
Silgan Holdings, Inc.	669	34	United Technologies Corp.	21,506	2,198
Sonoco Products Co.	1,149	58	Wabtec Corp.	684	53
Tahoe Resources, Inc.	7,335	88	Waste Management, Inc.	5,395	354
Westlake Chemical Corp.	4,766	247	Waters Corp.(Æ)	967	134
			WESCO International, Inc.(Æ)	20,100	1,089
		8,945	WW Grainger, Inc.	10,146	2,112

Producer Durables - 11.9%			Xylem, Inc.	5,030	243
3M Co.	20,932	3,460			74,653
Accenture PLC Class A	37,557	4,366
AO Smith Corp.	29,012	1,310	Technology - 12.2%
Automatic Data Processing, Inc.	55,567	4,838	Activision Blizzard, Inc.	5,949	257
Avery Dennison Corp.	3,330	232	Adobe Systems, Inc.(Æ)	6,984	751
Babcock & Wilcox Co. (The) Class W(Æ)	47,264	1,854	Advanced Micro Devices, Inc.(Æ)	157,487	1,139
Boeing Co. (The)	24,174	3,443	Akamai Technologies, Inc.(Æ)	363	25
Canadian Pacific Railway, Ltd.	970	139	Alphabet, Inc. Class A(Æ)	6,067	4,914
Carlisle Cos., Inc.	1,599	168	Alphabet, Inc. Class C(Æ)(Û)	10,979	8,613
CH Robinson Worldwide, Inc.	27,227	1,855	Amdocs, Ltd.	4,816	282
Cintas Corp.	460	49	Amphenol Corp. Class A	3,095	204
Copart, Inc.(Æ)	971	51	Analog Devices, Inc.	21,438	1,374
Danaher Corp.	15,497	1,217	Anixter International, Inc.(Æ)	22,910	1,506
Eaton Corp. PLC	2,335	149	Apple, Inc.	43,125	4,896
Esterline Technologies Corp.(Æ)	9,200	676	Arista Networks, Inc.(Æ)(Û)	20,600	1,746
Flir Systems, Inc.	1,412	46	Arrow Electronics, Inc.(Æ)	18,400	1,125
Fluor Corp.	2,117	110	Avnet, Inc.	44,418	1,863
Fortive Corp.	5,502	281	Broadcom, Ltd.	2,677	456
General Dynamics Corp.	26,918	4,058	Brocade Communications Systems, Inc.	77,500	822

See accompanying notes which are an integral part of the financial statements.

36 Russell U.S. Defensive Equity Fund

Russell Investment Company
Russell U.S. Defensive Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
CA, Inc.	8,945	275	Great Plains Energy, Inc.	3,700	105
Cadence Design Systems, Inc.(Æ)	3,452	88	Hawaiian Electric Industries, Inc.	32,200	950
Cisco Systems, Inc.	123,613	3,792	MDU Resources Group, Inc.	8,584	225
Cognizant Technology Solutions Corp. Class			NextEra Energy, Inc.(Û)	51,727	6,621
A(Æ)	2,145	110	NiSource, Inc.	9,053	211
Dell Technologies, Inc. - VMware Inc. Class			ONE Gas, Inc.	13,069	801
V(Æ)	4,570	224	PG&E Corp.	34,248	2,127
EchoStar Corp. Class A(Æ)	5,185	242	Pinnacle West Capital Corp.	1,054	80
F5 Networks, Inc.(Æ)	1,274	176	PPL Corp.	4,916	169
Facebook, Inc. Class A(Æ)	31,402	4,113	Public Service Enterprise Group, Inc.	44,610	1,877
Finisar Corp.(Æ)	23,711	649	RingCentral, Inc. Class A(Æ)	6,400	132
Gartner, Inc.(Æ)	14,700	1,265	Sempra Energy	8,637	925
Hewlett Packard Enterprise Co.	9,400	211	Talen Energy Corp.(Æ)	3,549	49
HubSpot, Inc.(Æ)	8,600	451	Telephone & Data Systems, Inc.	14,960	387
Imperva, Inc.(Æ)	4,800	177	UGI Corp.	2,325	108
Intel Corp.	102,252	3,566	US Cellular Corp.(Æ)	6,458	226
InterDigital, Inc.	6,800	480	Verizon Communications, Inc.(Û)	167,676	8,065
International Business Machines Corp.	14,305	2,199	WEC Energy Group, Inc.	6,967	416
Juniper Networks, Inc.	72,600	1,912	Westar Energy, Inc. Class A	1,151	66
Leidos Holdings, Inc.	2,162	90	Xcel Energy, Inc.	37,801	1,571
Linear Technology Corp.	2,749	165			46,272
Manhattan Associates, Inc.(Æ)	326	17

Mentor Graphics Corp.	49,628	1,434	Total Common Stocks
Microchip Technology, Inc.	34,243	2,073
Microsoft Corp.	99,741	5,977	(cost $544,977)		588,805
NetApp, Inc.	15,400	523
NETGEAR, Inc.(Æ)	18,700	944	Short-Term Investments - 13.1%
Oracle Corp.	51,964	1,996	Russell U.S. Cash Management Fund	67,128,130 (8)	67,141
Palo Alto Networks, Inc.(Æ)	7,310	1,125	United States Treasury Bills
Red Hat, Inc.(Æ)	15,710	1,217	0.286% due 01/19/17 (ç)(~)(§)	7,000	6,996
Silicon Laboratories, Inc.(Æ)	1,100	66
Splunk, Inc.(Æ)	5,100	307	0.398% due 03/30/17 (ç)(~)(§)	8,000	7,987
Synaptics, Inc.(Æ)	7,200	375	Total Short-Term Investments
SYNNEX Corp.	7,100	728	(cost $82,109)		82,124
Synopsys, Inc.(Æ)	25,065	1,487
TE Connectivity, Ltd.	11,659	733	Total Investments 106.8%
Tech Data Corp.(Æ)	19,800	1,525
Texas Instruments, Inc.	20,265	1,436	(identified cost $627,086)		670,929
Twitter, Inc.(Æ)	26,000	467	Securities Sold Short - (7.5)%
Viavi Solutions, Inc. Class W(Æ)	213,875	1,523	Consumer Discretionary - (2.3)%
VMware, Inc. Class A(Æ)	15,850	1,246	2U, Inc.(Æ)	(4,200)	(146)
Yelp, Inc. Class A(Æ)	6,900	225	CarMax, Inc.(Æ)	(19,100)	(954)
Zynga, Inc. Class A(Æ)	397,400	1,117	Charter Communications, Inc. Class A(Æ)	(2,830)	(707)
		76,699	Deckers Outdoor Corp.(Æ)	(4,900)	(256)
			Dorman Products, Inc.(Æ)	(17,700)	(1,137)
Utilities - 7.4%			Gentex Corp.	(60,400)	(1,021)
Ameren Corp.	2,021	101	H&R Block, Inc.	(21,900)	(503)
American Electric Power Co., Inc.	32,973	2,138
American Water Works Co., Inc.	31,064	2,300	Hillenbrand, Inc.	(35,301)	(1,072)
AT&T, Inc.(Û)	169,324	6,229	Houghton Mifflin Harcourt Co.(Æ)	(27,000)	(342)
CenterPoint Energy, Inc.	9,663	220	L Brands, Inc.	(12,500)	(902)
CMS Energy Corp.	23,477	990	Las Vegas Sands Corp.	(8,500)	(492)
Consolidated Edison, Inc.	20,879	1,577	Liberty Broadband Corp. Class A(Æ)	(11,067)	(719)
DTE Energy Co.	19,500	1,872	Liberty Media Corp.-Liberty Media Class
Duke Energy Corp.	11,731	939	A(Æ)	(3,700)	(103)
Edison International	17,947	1,319	Newell Brands, Inc.	(1,100)	(53)
Entergy Corp.	17,354	1,279	Pandora Media, Inc.(Æ)	(12,400)	(141)
Eversource Energy	35,519	1,956
Exelon Corp.	6,278	214	Polaris Industries, Inc.	(11,500)	(881)
Fortis, Inc.	826	27	Priceline Group, Inc. (The)(Æ)	(389)	(574)

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Defensive Equity Fund 37

Russell Investment Company
Russell U.S. Defensive Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Sinclair Broadcast Group, Inc. Class A	(17,600)	(442)	Radius Health, Inc.(Æ)	(1,600)	(69)
Sirius XM Holdings, Inc.	(270,600)	(1,128)	Select Medical Holdings Corp.(Æ)	(31,917)	(415)
Smith & Wesson Holding Corp.(Æ)	(8,600)	(227)	Surgical Care Affiliates, Inc.(Æ)	(7,900)	(338)
Steven Madden, Ltd.(Æ)	(21,800)	(728)	TESARO, Inc.(Æ)	(3,300)	(399)
Tiffany & Co.	(11,200)	(822)			(5,693)
Under Armour, Inc. Class A(Æ)	(19,000)	(591)	Materials and Processing - (0.7)%
Williams-Sonoma, Inc.	(18,400)	(850)	AAON, Inc.	(20,410)	(611)
		(14,791)	Balchem Corp.	(13,290)	(1,009)
Consumer Staples - (0.2)%			Ball Corp.	(9,570)	(738)
Kraft Heinz Co. (The)	(9,700)	(863)	Carpenter Technology Corp.	(11,700)	(370)
Walgreens Boots Alliance, Inc.	(3,900)	(323)	Fastenal Co.	(1,500)	(58)
		(1,186)	RBC Bearings, Inc.(Æ)	(12,240)	(873)
Energy - (0.1)%			Vulcan Materials Co.	(6,290)	(712)
Helmerich & Payne, Inc.	(9,600)	(606)			(4,371)
			Producer Durables - (0.5)%
Financial Services - (1.9)%			Clarcor, Inc.	(4,300)	(268)
Alexander & Baldwin, Inc.	(10,800)	(451)	Dycom Industries, Inc.(Æ)	(3,800)	(292)
Annaly Capital Management, Inc.(ö)	(95,900)	(994)	Granite Construction, Inc.	(7,000)	(344)
BGC Partners, Inc. Class A	(71,600)	(615)	Knight Transportation, Inc.	(8,100)	(237)
Capitol Federal Financial, Inc.	(55,992)	(821)	Old Dominion Freight Line, Inc.(Æ)	(10,500)	(784)
Chimera Investment Corp.(ö)	(47,100)	(738)	PACCAR, Inc.	(18,800)	(1,033)
CoreSite Realty Corp. Class A(ö)	(7,300)	(538)	Proto Labs, Inc.(Æ)	(4,300)	(192)
CVB Financial Corp.	(10,400)	(175)			(3,150)
Eaton Vance Corp.	(15,300)	(536)	Technology - (0.7)%
FBL Financial Group, Inc. Class A	(600)	(38)	Black Knight Financial Services, Inc. Class
GEO Group, Inc. (The)(ö)	(12,500)	(299)	A(Æ)	(3,312)	(130)
Gramercy Property Trust(ö)	(51,110)	(471)	Cognex Corp.	(11,700)	(604)
Hilltop Holdings, Inc.	(11,700)	(289)	Cypress Semiconductor Corp.	(37,500)	(374)
Hudson Pacific Properties, Inc.(ö)	(34,800)	(1,170)	Envestnet, Inc.(Æ)	(9,699)	(343)
Kennedy-Wilson Holdings, Inc.	(39,736)	(819)	Lam Research Corp.	(1,910)	(185)
LendingClub Corp.(Æ)	(34,200)	(169)	NetScout Systems, Inc.(Æ)	(10,900)	(299)
Mercury General Corp.	(12,000)	(654)	Sabre Corp.	(17,700)	(457)
Omega Healthcare Investors, Inc.(ö)	(17,500)	(557)	ServiceNow, Inc.(Æ)	(7,400)	(651)
Potlatch Corp.(ö)	(7,400)	(284)	Skyworks Solutions, Inc.	(13,900)	(1,070)
PRA Group, Inc.(Æ)	(7,000)	(223)	Workday, Inc. Class A(Æ)	(2,900)	(251)
Select Income REIT(ö)	(40,013)	(990)			(4,364)
United Bankshares, Inc.	(23,500)	(886)	Utilities - (0.2)%
		(11,717)	Cheniere Energy, Inc.(Æ)	(5,600)	(211)
Health Care - (0.9)%			Dynegy, Inc. Class A(Æ)	(23,500)	(250)
AbbVie, Inc.	(10,500)	(586)	Pattern Energy Group, Inc. Class A	(38,700)	(865)
Acadia Pharmaceuticals, Inc.(Æ)	(2,900)	(67)			(1,326)
Alder Biopharmaceuticals, Inc.(Æ)	(3,800)	(92)
Alexion Pharmaceuticals, Inc.(Æ)	(4,060)	(530)	Total Securities Sold Short
Bluebird Bio, Inc.(Æ)	(1,450)	(69)	(proceeds $45,485)		(47,204)
Chemed Corp.	(3,720)	(526)
Five Prime Therapeutics, Inc.(Æ)	(1,500)	(73)	Other Assets and Liabilities, Net
Intercept Pharmaceuticals, Inc.(Æ)	(690)	(85)	- 0.7%		4,262
Kite Pharma, Inc.(Æ)	(5,600)	(248)	Net Assets - 100.0%		627,987
Neogen Corp.(Æ)	(13,300)	(701)
Neurocrine Biosciences, Inc.(Æ)	(3,500)	(153)
PAREXEL International Corp.(Æ)	(12,200)	(711)
Quintiles IMS Holdings, Inc.(Æ)	(8,800)	(631)

See accompanying notes which are an integral part of the financial statements.

38 Russell U.S. Defensive Equity Fund

Russell Investment Company
Russell U.S. Defensive Equity Fund

Schedule of Investments, continued — October 31, 2016

Futures Contracts
Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
S&P 500 E-Mini Index Futures	125	USD	13,251	12/16	(147)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					(147)

Options Written
Amounts in thousands (except contract amounts)
		Number of	Strike		Notional	Expiration	Fair Value
	Call/Put	Contracts	Price		Amount	Date	$
S&P 500 Index	Put	64	2,010.00	USD	12,864	11/25/17	(58)
S&P 500 Index	Put	63	2,025.00	USD	12,758	11/11/17	(43)
S&P 500 Index	Put	63	2,025.00	USD	12,758	11/18/16	(57)
S&P 500 Index	Put	64	2,050.00	USD	13,120	11/04/16	(6)
Total Liability for Options Written (premiums received $195)							(164)

Transactions in options written contracts for the period ended October 31, 2016 were as follows:
	Number of	Premiums
	Contracts	Received
Outstanding October 31, 2015	207	$162
Opened	4,191	3,554
Closed	—	(3,521)
Expired	(4,144)	—
Outstanding October 31, 2016	254	$195

Presentation of Portfolio Holdings
Amounts in thousands
	Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Common Stocks
Consumer Discretionary	$71,339	$—	$—	$—	$71,339	11.3
Consumer Staples	84,739	—	—	—	84,739	13.5
Energy	30,103	—	—	—	30,103	4.8
Financial Services	104,192	—	—	—	104,192	16.6
Health Care	91,863	—	—	—	91,863	14.6
Materials and Processing	8,945	—	—	—	8,945	1.4
Producer Durables	74,653	—	—	—	74,653	11.9
Technology	76,699	—	—	—	76,699	12.2
Utilities	46,272	—	—	—	46,272	7.4
Short-Term Investments	—	14,983	—	67,141	82,124	13.1
Total Investments	588,805	14,983	—	67,141	670,929	106.8
Securities Sold Short***	(47,204)	—	—	—	(47,204)	(7.5)
Other Assets and Liabilities, Net						0.7
						100.0

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Defensive Equity Fund 39

Russell Investment Company
Russell U.S. Defensive Equity Fund

Schedule of Investments, continued — October 31, 2016

Presentation of Portfolio Holdings
Amounts in thousands
	Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Other Financial Instruments
Liabilities
Futures Contracts	(147)	—	—	—	(147)	(—)*
Options Written	(164)	—	—	—	(164)	(—)*
Total Other Financial Instruments**	$(311)	$—	$—	$—	$(311)

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
*** Refer to Schedule of Investments for detailed sector breakout.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

40 Russell U.S. Defensive Equity Fund

Russell Investment Company
Russell U.S. Defensive Equity Fund

Fair Value of Derivative Instruments — October 31, 2016

Amounts in thousands

		Equity
Derivatives not accounted for as hedging instruments		Contracts

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*		$147
Options written, at fair value		164
Total		$311
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$3,332	$—
Options written	2,688	—
Foreign currency-related transactions	—	1
Total	$6,020	$1

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(900)	$—
Options written	(55)	—
Total	$(955)	$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Defensive Equity Fund 41

Russell Investment Company
Russell U.S. Defensive Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2016

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$22	$—	$22
Options Written Contracts	Options written, at fair value	164	—	164
Short Sales	Securities sold short, at market value	47,204	—	47,204
Total Financial and Derivative Liabilities		47,390	—	47,390
Financial and Derivative Liabilities not subject to a netting agreement		(186)	—	(186)
Total Financial and Derivative Liabilities subject to a netting agreement		$47,204	$—	$47,204

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
State Street	47,204	$—	$47,204	$—
Total	$47,204	$—	$47,204	$—

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
        Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

42 Russell U.S. Defensive Equity Fund

Russell Investment Company
Russell U.S. Defensive Equity Fund

Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$627,086
Investments, at fair value(>)	670,929
Cash (restricted)(a)(b)	6,147
Receivables:
Dividends and interest	520
Dividends from affiliated Russell funds	36
Investments sold	4,004
Fund shares sold	53
Total assets	681,689

Liabilities
Payables:
Due to custodian	41
Due to broker (c)	1,500
Investments purchased	3,875
Fund shares redeemed	266
Accrued fees to affiliates	433
Other accrued expenses	197
Variation margin on futures contracts	22
Options written, at fair value(x)	164
Securities sold short, at fair value(‡)	47,204
Total liabilities	53,702

Net Assets	$627,987

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Defensive Equity Fund 43

Russell Investment Company
Russell U.S. Defensive Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$255
Accumulated net realized gain (loss)	37,591
Unrealized appreciation (depreciation) on:
Investments	43,843
Futures contracts	(147)
Options written	31
Securities sold short	(1,719)
Shares of beneficial interest	128
Additional paid-in capital	548,005
Net Assets	$627,987

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$49.22
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$52.22
Class A — Net assets	$28,449,778
Class A — Shares outstanding ($.01 par value)	577,964
Net asset value per share: Class C(#)	$48.98
Class C — Net assets	$43,815,416
Class C — Shares outstanding ($.01 par value)	894,621
Net asset value per share: Class E(#)	$49.29
Class E — Net assets	$5,780,714
Class E — Shares outstanding ($.01 par value)	117,274
Net asset value per share: Class I(#)	$49.22
Class I — Net assets	$152,494,160
Class I — Shares outstanding ($.01 par value)	3,098,329
Net asset value per share: Class S(#)	$49.29
Class S — Net assets	$181,534,213
Class S — Shares outstanding ($.01 par value)	3,682,868
Net asset value per share: Class Y(#)	$49.22
Class Y — Net assets	$215,912,800
Class Y — Shares outstanding ($.01 par value)	4,386,490
Amounts in thousands
(x) Premiums received on options written	$195
(‡) Proceeds on securities sold short	$45,485
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$67,141

(a) Cash Collateral for Futures	$683
(b) Cash Collateral for Options	$5,464
(c) Due to Broker for Options	$1,500
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

44 Russell U.S. Defensive Equity Fund

Russell Investment Company
Russell U.S. Defensive Equity Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Dividends	$19,262
Dividends from affiliated Russell funds	351
Interest	54
Total investment income	19,667

Expenses
Advisory fees	4,837
Administrative fees	424
Custodian fees (1)	15
Distribution fees - Class A	63
Distribution fees - Class C	339
Transfer agent fees - Class A	50
Transfer agent fees - Class C	90
Transfer agent fees - Class E	12
Transfer agent fees - Class I	211
Transfer agent fees - Class S	385
Transfer agent fees - Class Y	19
Professional fees	79
Registration fees	91
Shareholder servicing fees - Class C	113
Shareholder servicing fees - Class E	15
Trustees’ fees	30
Printing fees	47
Dividends from securities sold short	1,112
Interest expense paid on securities sold short	390
Miscellaneous	37
Total expenses	8,359
Net investment income (loss)	11,308

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	81,812
Futures contracts	3,332
Options written	2,688
Securities sold short	(7,081)
Foreign currency-related transactions	1
Net realized gain (loss)	80,752
Net change in unrealized appreciation (depreciation) on:
Investments	(44,285)
Futures contracts	(900)
Options written	(55)
Securities sold short	(1,719)
Net change in unrealized appreciation (depreciation)	(46,959)
Net realized and unrealized gain (loss)	33,793
Net Increase (Decrease) in Net Assets from Operations	$45,101

(1) Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 10 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Defensive Equity Fund 45

Russell Investment Company
Russell U.S. Defensive Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,308	$15,433
Net realized gain (loss)	80,752	120,171
Net change in unrealized appreciation (depreciation)	(46,959)	(79,135)
Net increase (decrease) in net assets from operations	45,101	56,469

Distributions
From net investment income
Class A	(282)	(267)
Class C	(158)	(159)
Class E	(65)	(85)
Class I	(2,490)	(3,169)
Class S	(2,579)	(3,071)
Class Y	(6,106)	(8,698)
Net decrease in net assets from distributions	(11,680)	(15,449)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(400,831)	(254,561)
Total Net Increase (Decrease) in Net Assets	(367,410)	(213,541)

Net Assets
Beginning of period	995,397	1,208,938
End of period	$627,987	$995,397
Undistributed (overdistributed) net investment income included in net assets	$255	$349

See accompanying notes which are an integral part of the financial statements.

46 Russell U.S. Defensive Equity Fund

Russell Investment Company
Russell U.S. Defensive Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	219	$10,482	68	$3,155
Proceeds from reinvestment of distributions	6	274	5	254
Payments for shares redeemed	(99)	(4,790)	(169)	(7,998)
Net increase (decrease)	126	5,966	(96)	(4,589)
Class C
Proceeds from shares sold	83	4,005	49	2,310
Proceeds from reinvestment of distributions	3	155	3	156
Payments for shares redeemed	(164)	(7,906)	(190)	(8,911)
Net increase (decrease)	(78)	(3,746)	(138)	(6,445)
Class E
Proceeds from shares sold	12	571	10	460
Proceeds from reinvestment of distributions	1	64	2	84
Payments for shares redeemed	(27)	(1,288)	(89)	(4,097)
Net increase (decrease)	(14)	(653)	(77)	(3,553)
Class I
Proceeds from shares sold	246	11,814	449	20,928
Proceeds from reinvestment of distributions	49	2,364	66	3,092
Payments for shares redeemed	(1,264)	(60,623)	(2,101)	(98,960)
Net increase (decrease)	(969)	(46,445)	(1,586)	(74,940)
Class S
Proceeds from shares sold	653	30,978	548	25,821
Proceeds from reinvestment of distributions	51	2,473	63	2,956
Payments for shares redeemed	(1,206)	(57,990)	(2,201)	(103,997)
Net increase (decrease)	(502)	(24,539)	(1,590)	(75,220)
Class Y
Proceeds from shares sold	414	20,053	1,119	53,548
Proceeds from reinvestment of distributions	126	6,106	186	8,698
Payments for shares redeemed	(7,190)	(357,573)	(3,234)	(152,060)
Net increase (decrease)	(6,650)	(331,414)	(1,929)	(89,814)
Total increase (decrease)	(8,087)	$(400,831)	(5,416)	$(254,561)

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Defensive Equity Fund 47

Russell Investment Company
Russell U.S. Defensive Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	$
	Period	Income (Loss) (a)(d)	Gain (Loss)	Operations	Investment Income	Total Distributions
Class A
October 31, 2016	47.76	.45	1.55	2.00	(.54)	(.54)
October 31, 2015	46.04	.50	1.72	2.22	(.50)	(.50)
October 31, 2014	40.06	.40	6.00	6.40	(.42)	(.42)
October 31, 2013	32.65	.43	7.42	7.85	(.44)	(.44)
October 31, 2012	29.57	.27	3.11	3.38	(.30)	(.30)

Class C
October 31, 2016	47.52	.10	1.53	1.63	(.17)	(.17)
October 31, 2015	45.80	.15	1.72	1.87	(.15)	(.15)
October 31, 2014	39.87	.08	5.95	6.03	(.10)	(.10)
October 31, 2013	32.50	.16	7.38	7.54	(.17)	(.17)
October 31, 2012	29.45	.03	3.10	3.13	(.08)	(.08)

Class E
October 31, 2016	47.82	.46	1.54	2.00	(.53)	(.53)
October 31, 2015	46.08	.52	1.71	2.23	(.49)	(.49)
October 31, 2014	40.08	.42	5.98	6.40	(.40)	(.40)
October 31, 2013	32.66	.44	7.41	7.85	(.43)	(.43)
October 31, 2012	29.54	.30	3.09	3.39	(.27)	(.27)

Class I
October 31, 2016	47.75	.63	1.53	2.16	(.69)	(.69)
October 31, 2015	46.03	.66	1.72	2.38	(.66)	(.66)
October 31, 2014	40.06	.55	5.99	6.54	(.57)	(.57)
October 31, 2013	32.65	.55	7.42	7.97	(.56)	(.56)
October 31, 2012	29.57	.38	3.11	3.49	(.41)	(.41)

Class S
October 31, 2016	47.82	.59	1.53	2.12	(.65)	(.65)
October 31, 2015	46.09	.63	1.72	2.35	(.62)	(.62)
October 31, 2014	40.11	.51	6.00	6.51	(.53)	(.53)
October 31, 2013	32.69	.53	7.42	7.95	(.53)	(.53)
October 31, 2012	29.59	.35	3.10	3.45	(.35)	(.35)

Class Y
October 31, 2016	47.75	.70	1.52	2.22	(.75)	(.75)
October 31, 2015	46.03	.71	1.73	2.44	(.72)	(.72)
October 31, 2014	40.06	.60	5.99	6.59	(.62)	(.62)
October 31, 2013	32.65	.59	7.42	8.01	(.60)	(.60)
October 31, 2012	29.58	.42	3.10	3.52	(.45)	(.45)

See accompanying notes which are an integral part of the financial statements.

48 Russell U.S. Defensive Equity Fund

			%	%	%
$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Period	Return(c)	(000)	Gross(l)	Net(d)(g)(l)	Net Assets(d)	Turnover Rate(k)

49.22	4.21	28,450	1.26	1.26	.93	94
47.76	4.86	21,590	1.09	1.09	1.07	93
46.04	16.05	25,233	1.09	1.09	.94	105
40.06	24.18	26,019	1.10	1.10	1.17	105
32.65	11.47	21,977	1.28	1.28	.85	150

48.98	3.43	43,815	2.01	2.01	.20	94
47.52	4.09	46,206	1.84	1.84	.32	93
45.80	15.15	50,833	1.84	1.84	.19	105
39.87	23.30	48,222	1.85	1.85	.44	105
32.50	10.64	45,352	2.03	2.03	.10	150

49.29	4.20	5,781	1.26	1.26	.95	94
47.82	4.87	6,262	1.09	1.09	1.10	93
46.08	16.03	9,598	1.09	1.09	.97	105
40.08	24.23	17,140	1.10	1.09	1.21	105
32.66	11.47	18,709	1.28	1.23	.93	150

49.22	4.55	152,494.93		.93	1.29	94
47.75	5.21	194,202.76		.76	1.41	93
46.03	16.41	260,235.76		.76	1.28	105
40.06	24.63	276,370.77		.77	1.52	105
32.65	11.83	280,933.95		.95	1.19	150

49.29	4.46	181,534	1.01	1.01	1.21	94
47.82	5.14	200,122.84		.84	1.34	93
46.09	16.32	266,202.84		.84	1.20	105
40.11	24.53	275,158.85		.85	1.45	105
32.69	11.70	289,196	1.03	1.03	1.10	150

49.22	4.67	215,913.81		.81	1.46	94
47.75	5.34	527,015.64		.64	1.51	93
46.03	16.54	596,837.64		.64	1.39	105
40.06	24.78	586,634.65		.65	1.64	105
32.65	11.93	568,935.85		.85	1.31	150

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Defensive Equity Fund 49

Russell Investment Company
Russell U.S.Defensive Equity Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Advisory fees	$296,518
Administration fees	26,047
Distribution fees	34,413
Shareholder servicing fees	10,689
Transfer agent fees	62,244
Trustee fees	3,129
$433,040

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
Russell U.S. Cash Management Fund	$66,229	$632,024	$631,125	$1	$12	$67,141	$351	$—
	$66,229	$632,024	$631,125	$1	$12	$67,141	$351	$—

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$632,448,137
Unrealized Appreciation	$53,720,630
Unrealized Depreciation	(15,239,543)
Net Unrealized Appreciation (Depreciation)	$38,481,087
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$43,168,775
Tax Composition of Distributions
Ordinary Income	$11,475,815
Long-Term Capital Gains	$204,528

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transactions, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$278
Accumulated net realized gain (loss)	(14,769)
Additional paid-in capital	14,491

See accompanying notes which are an integral part of the financial statements.

50 Russell U.S.Defensive Equity Fund

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

Russell U.S. Dynamic Equity Fund - Class A‡			Russell U.S. Dynamic Equity Fund - Class S
	Total			Total
	Return			Return
1 Year	(3.80)%		1 Year	2.34%
5 Years	10.89	%§	5 Years	12.45	%§
10 Years	5.81	%§	10 Years	6.68	%§

Russell U.S. Dynamic Equity Fund - Class C			Russell U.S. Dynamic Equity Fund - Class Y‡‡
	Total			Total
	Return			Return
1 Year	1.41%		1 Year	2.52%
5 Years	11.38	%§	5 Years	12.69	%§
10 Years	5.63	%§	10 Years	6.87	%§

Russell U.S. Dynamic Equity Fund - Class E			Russell 1000® Dynamic IndexTM**
	Total			Total
	Return			Return
1 Year	2.01%		1 Year	3.79%
5 Years	12.17	%§	5 Years	13.60	%§
10 Years	6.42	%§	10 Years	6.34	%§

			U.S. Dynamic Equity Linked Benchmark***
Russell U.S. Dynamic Equity Fund - Class I				Total
				Return
	Total
	Return		1 Year	3.79%
1 Year	2.47%		5 Years	13.99	%§
5 Years	12.59	%§	10 Years	8.38	%§
10 Years	6.82	%§

Russell U.S. Dynamic Equity Fund 51

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The Russell U.S. Dynamic Equity Fund (the “Fund”) employs	effect on Fund performance as the pace of interest rate increases
a multi-manager approach whereby portions of the Fund are	was slower than the market had expected and investors became
allocated to different money manager strategies. Fund assets not	concerned that the odds of a recession may be increasing.
allocated to money managers are managed by Russell Investment	However, market conditions in the second half of the fiscal year
Management, LLC (“RIM”), the Fund’s advisor. RIM may change	allowed the Fund to improve performance as expectations firmed-
the allocation of the Fund’s assets among money managers at	up regarding the economic outlook and the timing of next interest
any time. An exemptive order from the Securities and Exchange	rate increase.
Commission (“SEC”) permits RIM to engage or terminate a money
manager at any time, subject to approval by the Fund’s Board,	How did the investment strategies and techniques employed
without a shareholder vote. Pursuant to the terms of the exemptive	by the Fund and its money managers affect its benchmark-
order, the Fund is required to notify its shareholders within 90	relative performance?
days of when a money manager begins providing services. As of	An overweight to stocks with the lowest price-to-earnings ratios and
October 31, 2016, the Fund had four money managers.	an underweight to the lowest beta stocks detracted. However, an underweight to stocks with low quality balance sheets contributed
What is the Fund’s investment objective?	positively to benchmark-relative performance. An overweight to
The Fund seeks to provide long term capital growth.	the technology sector was beneficial, but underweights to the

How did the Fund perform relative to its benchmark for the	telecommunication services and consumer staples sectors were
fiscal year ended October 31, 2016?	not rewarded. Overweights to the airlines and pharmaceuticals industries held back benchmark-relative performance. Stock
For the fiscal year ended October 31, 2016, the Fund’s Class A,	selection was beneficial within the health care sector (overweight
Class C, Class E, Class I, Class S and Class Y Shares gained	Tesaro, Inc. and Anacor Pharmaceuticals, underweight Allergan)
2.10%, 1.41%, 2.01%, 2.47%, 2.34% and 2.52%, respectively.	for the fiscal year.
This is compared to the Fund’s benchmark, the Russell 1000®
Dynamic Index™, which gained 3.79% during the same period.	The Fund employs discretionary money managers. The Fund’s
The Fund’s performance includes operating expenses, whereas	discretionary money managers select the individual portfolio
index returns are unmanaged and do not include expenses of any	securities for the assets assigned to them. Fund assets not
kind.	allocated to discretionary money managers include the Fund’s liquidity reserves and assets which may be managed directly by
For the fiscal year ended October 31, 2016, the Morningstar®	RIM to effect the Fund’s investment strategies and/or to actively
Large Blend Category, a group of funds that Morningstar considers	manage the Fund’s overall exposures by investing in securities or
to have investment strategies similar to those of the Fund, gained	other instruments that RIM believes will achieve the desired risk/
2.12%. This result serves as a peer comparison and is expressed	return profile for the Fund.
net of operating expenses.
With respect to certain of the Fund’s money managers, Suffolk
RIM may assign a money manager a specific style or	Capital Management, LLC (“Suffolk”) was the best performing
capitalization benchmark other than the Fund’s index. However,	manager for the period and outperformed the Russell 1000®
the Fund’s primary index remains the benchmark for the Fund	Dynamic Index™. Stock selection within the health care sector
and is representative of the aggregate of each money manager’s	(an overweight to Tesaro, Inc. and Anacor Pharmaceuticals)
benchmark index.	and within the information technology sector (an overweight to
How did the market conditions described in the Market	Hewlett Packard and Broadcom Limited) was a significant driver
Summary report affect the Fund’s performance?	of positive benchmark-relative performance. Suffolk’s tilt toward
During the fiscal year, the U.S. large capitalization equity market	stocks with good quality balance sheets (low debt-to-capital
produced positive returns. Fund exposures included tilts toward	ratios) was beneficial.
value stocks with low price-to-earnings ratios. The Fund was	AJO, LP (“AJO”) was the worst performing manager for the
tilted away from most of the interest rate sensitive areas of the	period and underperformed the Russell 1000® Dynamic Index™.
market including real estate investment trusts, utilities and	AJO’s tilt toward stocks with the lowest price-to-earnings ratios
telecommunication services stocks. The Fund was also tilted	and toward stocks with high earnings variability detracted. An
away from less economically sensitive, high dividend yield, and	overweight to the airline industry held back relative returns.
low beta stocks (beta is a measure of a stock’s sensitivity to the	Stock selection within the energy sector (an overweight to Ensco
direction of the market) such as consumer staples. Overall, the	and Noble Corporation) detracted.
market conditions of the first half of the fiscal year had a negative

52 Russell U.S. Dynamic Equity Fund

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

RIM manages an 8% strategic allocation to a positioning strategy	among the other discretionary money managers. The objective of
to seek to achieve the desired risk/return profile for the Fund. The	this change was to improve the Fund’s excess return potential and
positioning strategy utilizes the output from a quantitative model	decrease the number of managers/stocks in the Fund.
to seek to position the portfolio to meet RIM’s overall preferred
positioning. The positioning strategy underperformed the Russell	Money Managers as of October 31,
1000® Dynamic Index™ during the one year period. A tilt toward	2016	Styles
stocks with the lowest price-to-earnings ratios held back relative	AJO, LP	Dynamic
performance, but overweights of low beta stocks and high dividend	Jacobs Levy Equity Management, Inc.	Dynamic
	Pzena Investment Management, LLC	Value
yield stocks were rewarded. Overweights to the financials and	Suffolk Capital Management, LLC	Dynamic
energy sectors and an underweight to the information technology	The views expressed in this report reflect those of the
sector detracted. However, an underweight to the biotechnology	portfolio managers only through the end of the period
industry was beneficial.	covered by the report. These views do not necessarily
During the period, RIM used index futures contracts to equitize	represent the views of RIM, or any other person in RIM or
the Fund’s cash. The decision to equitize the Fund’s cash was	any other affiliated organization. These views are subject
beneficial to Fund performance for the fiscal year as the market	to change at any time based upon market conditions or
had a positive absolute return.	other events, and RIM disclaims any responsibility to
update the views contained herein. These views should not
Describe any changes to the Fund’s structure or the money	be relied on as investment advice and, because investment
manager line-up.	decisions for a Russell Investment Company (“RIC”) Fund
In March of 2016, RIM terminated Cornerstone Capital	are based on numerous factors, should not be relied on as
Management, Inc. (“Cornerstone”) as a discretionary money	an indication of investment decisions of any RIC Fund.
manager for the Fund and Cornerstone’s assets were allocated

^ In prior years, the performance of the Fund’s Class I shares was used in the line graph. Class S Shares will have substantially similar annual returns as the Class
I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the
Class S Shares do not have the same expenses as the Class I Shares.

* Assumes initial investment on November 1, 2006.

** The Russell 1000® Dynamic IndexTM measures the performance of the large-cap dynamic segment of the U.S. equity universe. It includes the Russell 1000 Index companies with relatively less stable business conditions which are more sensitive to economic cycle, credit cycle and market volatility based on their stability variables. Stability is measured in terms of volatility (price and earnings), leverage, and return on assets.

*** The U.S. Dynamic Equity Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The U.S. Dynamic Equity Linked Benchmark represents the returns of the Russell 1000® Growth Index through August 14, 2012 and the returns of the Russell 1000® Dynamic IndexTM thereafter.

‡ The Fund first issued Class A Shares on August 15, 2012.  The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.  Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

‡‡ The Fund first issued Class Y Shares on August 15, 2012.  The returns shown for Class Y Shares prior to that date are the returns of the Fund’s Class I Shares.
Class Y Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

Russell U.S. Dynamic Equity Fund 53

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.
purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including distribution (12b-1) and/or service fees and other			Performance (5%
Fund expenses. The Example is intended to help you understand		Actual	return before
your ongoing costs (in dollars) of investing in the Fund and to	Class A	Performance	expenses)
Beginning Account Value
compare these costs with the ongoing costs of investing in other	May 1, 2016	$1,000.00	$1,000.00
mutual funds. The Example is based on an investment of $1,000	Ending Account Value
invested at the beginning of the period and held for the entire	October 31, 2016	$1,055.20	$1,017.44
period indicated, which for this Fund is from May 1, 2016 to	Expenses Paid During Period*	$7.90	$7.76
October 31, 2016.	* Expenses are equal to the Fund's annualized expense ratio of 1.53%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
The information in the table under the heading “Actual	year period).
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,			Hypothetical
Performance (5%
together with the amount you invested, to estimate the expenses		Actual	return before
that you paid over the period. Simply divide your account value by	Class C	Performance	expenses)
$1,000 (for example, an $8,600 account value divided by $1,000	Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
in the row entitled “Expenses Paid During Period” to estimate	October 31, 2016	$1,050.30	$1,013.67
the expenses you paid on your account during this period.	Expenses Paid During Period*	$11.75	$11.54

Hypothetical Example for Comparison Purposes	* Expenses are equal to the Fund's annualized expense ratio of 2.28%
The information in the table under the heading “Hypothetical	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half
Performance (5% return before expenses)” provides information	year period).
about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of			Hypothetical
return of 5% per year before expenses, which is not the Fund’s			Performance (5%
		Actual	return before
actual return. The hypothetical account values and expenses	Class E	Performance	expenses)
may not be used to estimate the actual ending account balance or	Beginning Account Value
expenses you paid for the period. You may use this information	May 1, 2016	$1,000.00	$1,000.00
to compare the ongoing costs of investing in the Fund and other	Ending Account Value
	October 31, 2016	$1,053.90	$1,017.44
funds. To do so, compare this 5% hypothetical example with the	Expenses Paid During Period*	$7.90	$7.76
5% hypothetical examples that appear in the shareholder reports
of other funds.	* Expenses are equal to the Fund's annualized expense ratio of 1.53%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

54 Russell U.S. Dynamic Equity Fund

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Shareholder Expense Example, continued — October 31, 2016 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class I	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,056.30	$1,019.10
Expenses Paid During Period*	$6.20	$6.09

* Expenses are equal to the Fund's annualized expense ratio of 1.20%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,055.80	$1,018.70
Expenses Paid During Period*	$6.61	$6.50

* Expenses are equal to the Fund's annualized expense ratio of 1.28%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,056.10	$1,019.71
Expenses Paid During Period*	$5.58	$5.48

* Expenses are equal to the Fund's annualized expense ratio of 1.08%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Russell U.S. Dynamic Equity Fund 55

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks - 101.2%			Tenneco, Inc.(Æ)	17,621	970
Consumer Discretionary - 17.0%			Thomson Reuters Corp.	7,823	308
Aaron's, Inc. Class A	36,600	904	Time Warner, Inc.	26,007	2,314
Amazon.com, Inc.(Æ)	13,804	10,903	Time, Inc.	24,319	316
AMC Networks, Inc. Class A(Æ)	10,670	522	TJX Cos., Inc.	4,898	361
Avis Budget Group, Inc.(Æ)	6,701	217	Toll Brothers, Inc.(Æ)	6,131	168
Bed Bath & Beyond, Inc.	19,879	804	Twenty-First Century Fox, Inc. Class A	33,368	877
Best Buy Co., Inc.	40,912	1,592	Visteon Corp.	22,693	1,602
Big Lots, Inc.	25,056	1,087	Wal-Mart Stores, Inc.	27,042	1,894
Bloomin' Brands, Inc.	34,839	603	Walt Disney Co. (The)	3,931	364
Brinker International, Inc.	3,050	150	Yum! Brands, Inc.	13,409	1,157
Carnival Corp.	6,997	344
Charter Communications, Inc. Class A(Æ)	950	237			78,407
Coach, Inc.	12,039	432
Comcast Corp. Class A	5,558	344	Consumer Staples - 2.9%
			Altria Group, Inc.	2,112	140
Cooper Tire & Rubber Co.	32,218	1,184	Archer-Daniels-Midland Co.	28,815	1,256
Cooper-Standard Holding, Inc.(Æ)	7,100	648	Bunge, Ltd.	16,600	1,029
Costco Wholesale Corp.	354	52	Colgate-Palmolive Co.	737	53
Coty, Inc. Class A(Æ)	1,539	35	Constellation Brands, Inc. Class A	355	59
Dana, Inc.	88,344	1,368	CVS Health Corp.	1,416	119
Delphi Automotive PLC	48,375	3,148	Dean Foods Co.	61,721	1,127
Discovery Communications, Inc. Class A(Æ)	156,733	4,092	Ingredion, Inc.	6,700	879
Domino's Pizza, Inc.	5,940	1,005	Kimberly-Clark Corp.	298	34
eBay, Inc.(Æ)(Û)	58,427	1,666	Kraft Heinz Co. (The)	35,906	3,194
Fiat Chrysler Automobiles NV	201,307	1,474	Kroger Co. (The)	40,007	1,239
Ford Motor Co.	234,493	2,753	Molson Coors Brewing Co. Class B	540	56
General Motors Co.(Û)	120,079	3,795	Mondelez International, Inc. Class A	687	31
Goodyear Tire & Rubber Co. (The)	29,026	843	Monster Beverage Corp.(Æ)	405	59
Graham Holdings Co. Class B	78	37	Nu Skin Enterprises, Inc. Class A	7,916	488
Harman International Industries, Inc.	13,380	1,067	PepsiCo, Inc.	2,360	253
Hilton Worldwide Holdings, Inc.	60,375	1,365	Performance Food Group Co.(Æ)	11,100	266
Home Depot, Inc. (The)	2,812	343	Philip Morris International, Inc.	1,874	181
IMAX Corp.(Æ)	83,579	2,528	Procter & Gamble Co. (The)	3,208	278
Interpublic Group of Cos., Inc. (The)	27,075	606	Sysco Corp.	30,347	1,460
Kohl's Corp.	3,308	145	Tyson Foods, Inc. Class A	11,308	801
Las Vegas Sands Corp.	2,426	140	Walgreens Boots Alliance, Inc.	2,931	243
Lear Corp.	13,407	1,646
Lennar Corp. Class A	1,841	77			13,245
Lowe's Cos., Inc.	2,536	169
Marriott International, Inc. Class A	2,161	148	Energy - 8.0%
McDonald's Corp.	868	98	Anadarko Petroleum Corp.	23,332	1,387
Meritage Homes Corp.(Æ)	2,140	66	Antero Resources Corp.(Æ)	40,700	1,077
Michael Kors Holdings, Ltd.(Æ)	28,295	1,437	Apache Corp.	1,368	81
Netflix, Inc.(Æ)	644	80	Baker Hughes, Inc.	5,789	321
Newell Brands, Inc.	64,946	3,119	BP PLC - ADR	39,300	1,397
News Corp. Class A	153,315	1,858	Canadian Natural Resources, Ltd.	46,733	1,482
Nike, Inc. Class B	65,250	3,274	Cenovus Energy, Inc.	85,450	1,234
Norwegian Cruise Line Holdings, Ltd.(Æ)	21,500	836	Chevron Corp.	4,216	442
NVR, Inc.(Æ)	595	906	Cimarex Energy Co.	2,479	320
Office Depot, Inc.	9,614	30	Concho Resources, Inc.(Æ)	170	22
Omnicom Group, Inc.	23,425	1,870	ConocoPhillips	805	35
Pandora Media, Inc.(Æ)	4,096	46	Devon Energy Corp.	1,012	38
Priceline Group, Inc. (The)(Æ)	373	550	Energen Corp.(Æ)	12,000	602
PulteGroup, Inc.	23,659	440	Ensco PLC Class A	152,877	1,196
PVH Corp.	29,337	3,138	EOG Resources, Inc.	17,059	1,543
Ross Stores, Inc.	2,171	136	EQT Corp.	460	30
Royal Caribbean Cruises, Ltd.	1,583	122	Exxon Mobil Corp.	30,586	2,548
Shutterfly, Inc.(Æ)	4,400	216	Halliburton Co.	83,425	3,838
Staples, Inc.	124,327	920	Hess Corp.	575	28
Starbucks Corp.	993	53	Kinder Morgan, Inc.	693	14
Target Corp.	5,933	408	Laredo Petroleum, Inc.(Æ)(Ñ)	31,200	372

See accompanying notes which are an integral part of the financial statements.

56 Russell U.S. Dynamic Equity Fund

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
Marathon Petroleum Corp.	21,759	949	Franklin Resources, Inc.	46,750	1,574
Murphy Oil Corp.	53,585	1,386	Genworth Financial, Inc. Class A(Æ)	91,323	378
Nabors Industries, Ltd.	67,505	803	Goldman Sachs Group, Inc. (The)	19,142	3,412
National Oilwell Varco, Inc.	440	14	Hartford Financial Services Group, Inc.	40,145	1,771
Newfield Exploration Co.(Æ)	1,069	43	HCP, Inc.(ö)	3,134	107
Noble Corp. PLC	24,592	122	Hospitality Properties Trust(ö)	14,158	387
Occidental Petroleum Corp.	21,838	1,592	JPMorgan Chase & Co.(Û)	110,091	7,625
Oceaneering International, Inc.	6,821	162	KeyCorp	314,883	4,446
Patterson-UTI Energy, Inc.	28,434	639	Mack-Cali Realty Corp.(ö)	40,302	1,035
Phillips 66	2,351	191	Mastercard, Inc. Class A	805	86
Pioneer Natural Resources Co.	24,852	4,449	MetLife, Inc.	139,597	6,555
Rice Energy, Inc.(Æ)	12,003	265	Morgan Stanley	56,625	1,901
Rowan Cos. PLC Class A(Æ)	77,095	1,023	Navient Corp.	19,669	251
Royal Dutch Shell PLC Class A - ADR	43,278	2,156	NorthStar Realty Europe Corp.(ö)	6,663	66
Schlumberger, Ltd.	2,340	183	NorthStar Realty Finance Corp.(ö)	1,978	29
Southwestern Energy Co.(Æ)	14,083	146	Omega Healthcare Investors, Inc.(ö)	7,514	239
Spectra Energy Corp.	1,503	63	PayPal Holdings, Inc.(Æ)	1,025	43
Tesoro Corp.	15,564	1,322	Piedmont Office Realty Trust, Inc. Class A(ö)	8,736	179
Valero Energy Corp.(Û)	49,112	2,909	PNC Financial Services Group, Inc. (The)	431	41
Weatherford International PLC(Æ)	119,500	576	Popular, Inc.	24,853	902
		37,000	Principal Financial Group, Inc.	20,960	1,144
			ProAssurance Corp.	913	49
Financial Services - 22.8%			Progressive Corp. (The)	1,771	56
Affiliated Managers Group, Inc.(Æ)	673	89	Prudential Financial, Inc.	18,286	1,550
Aflac, Inc.	2,123	146	Regions Financial Corp.	505,232	5,411
Allied World Assurance Co. Holdings AG	1,249	54	Reinsurance Group of America, Inc. Class A	13,532	1,460
Allstate Corp. (The)	23,111	1,569	Signature Bank(Æ)	6,390	770
Ally Financial, Inc.	37,986	686	Simon Property Group, Inc.(ö)	186	35
American Express Co.	729	48	Starwood Property Trust, Inc.(ö)	2,288	51
American International Group, Inc.	66,323	4,092	State Street Corp.	27,782	1,951
Ameriprise Financial, Inc.	533	47	SunTrust Banks, Inc.	38,180	1,727
Arch Capital Group, Ltd.(Æ)	1,170	91	Synchrony Financial	41,995	1,201
Arthur J Gallagher & Co.	3,953	191	Taubman Centers, Inc.(ö)	10,129	734
Aspen Insurance Holdings, Ltd.	17,979	868	Torchmark Corp.	738	47
Assured Guaranty, Ltd.	54,654	1,634	Travelers Cos., Inc. (The)	1,954	211
Axis Capital Holdings, Ltd.	21,093	1,202	UBS Group AG(Æ)(Ñ)	90,500	1,273
Bank of America Corp.(Û)	654,999	10,808	Validus Holdings, Ltd.	2,356	120
Bank of New York Mellon Corp. (The)	113,053	4,892	Visa, Inc. Class A	2,046	169
BB&T Corp.	1,080	42	Voya Financial, Inc.	143,182	4,374
Berkshire Hathaway, Inc. Class B(Æ)	3,803	549	Washington Prime Group, Inc.(ö)	22,826	239
BlackRock, Inc. Class A	101	34	Wells Fargo & Co.	3,477	160
Capital One Financial Corp.	35,537	2,631	White Mountains Insurance Group, Ltd.	54	45
CBL & Associates Properties, Inc.(ö)	76,369	817	XL Group, Ltd.	1,727	60
Charles Schwab Corp. (The)	5,031	160	Zions Bancorporation	40,300	1,298
Chubb, Ltd.	2,270	288			105,288
Citigroup, Inc.	181,026	8,897
Citizens Financial Group, Inc.	101,900	2,684	Health Care - 12.2%
CME Group, Inc. Class A	1,005	101	Abbott Laboratories	27,215	1,068
Comerica, Inc.	23,000	1,198	AbbVie, Inc.	12,767	712
Crown Castle International Corp.(ö)	14,500	1,319	Aetna, Inc.	9,905	1,063
Discover Financial Services	721	41	Agilent Technologies, Inc.	21,800	950
E*Trade Financial Corp.(Æ)	23,000	648	Agios Pharmaceuticals, Inc.(Æ)(Ñ)	3,800	182
East West Bancorp, Inc.	29,200	1,154	Alexion Pharmaceuticals, Inc.(Æ)	1,285	168
Ecolab, Inc.	1,532	175	Allergan PLC(Æ)	14,894	3,112
Equinix, Inc.(ö)	3,400	1,215	Allscripts Healthcare Solutions, Inc.(Æ)	27,000	324
Equity Commonwealth(Æ)(ö)	2,105	64	Amgen, Inc.(Û)	24,618	3,475
Everest Re Group, Ltd.	178	36	Anthem, Inc.	9,834	1,198
First American Financial Corp.	5,030	196	Baxter International, Inc.	4,941	235
First Republic Bank	2,087	155	Becton Dickinson and Co.	301	51
Forest City Realty Trust, Inc. Class A(ö)	60,442	1,305	Biogen, Inc.(Æ)(Û)	20,617	5,776

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Dynamic Equity Fund 57

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
BioMarin Pharmaceutical, Inc.(Æ)	32,810	2,642	Packaging Corp. of America	5,925	489
Bristol-Myers Squibb Co.	22,500	1,146	PPG Industries, Inc.	950	88
Bruker Corp.	11,100	227	Praxair, Inc.	3,339	391
Cardinal Health, Inc.	13,349	917	Reliance Steel & Aluminum Co.	10,247	705
Celgene Corp.(Æ)	15,758	1,610	Sherwin-Williams Co. (The)	3,450	845
Cigna Corp.	10,326	1,227	Sonoco Products Co.	2,261	114
CR Bard, Inc.	4,440	962	Trinseo SA	24,721	1,297
Edwards Lifesciences Corp.(Æ)	11,834	1,127	Univar, Inc.(Æ)	9,200	205
Eli Lilly & Co.	10,260	758	Versum Materials, Inc.(Æ)	292	7
Envision Healthcare Holdings, Inc.(Æ)	6,317	125	WestRock Co.	1,289	59
Express Scripts Holding Co.(Æ)	748	50			11,020
Gilead Sciences, Inc.(Û)	64,452	4,746
HCA Holdings, Inc.(Æ)	1,243	95	Producer Durables - 9.6%
HMS Holdings Corp.(Æ)	5,403	114	3M Co.	1,169	193
Humana, Inc.	310	53	Accenture PLC Class A	509	59
Icon PLC(Æ)	4,776	383	Adient PLC(Æ)	129	6
Incyte Corp.(Æ)	10,900	948	AECOM(Æ)	78,209	2,178
Jazz Pharmaceuticals PLC(Æ)	1,377	151	American Airlines Group, Inc.	1,388	56
Johnson & Johnson	14,435	1,674	Automatic Data Processing, Inc.	382	33
Laboratory Corp. of America Holdings(Æ)	693	87	Babcock & Wilcox Co. (The) Class W(Æ)	59,856	2,348
LifePoint Health, Inc.(Æ)	16,600	994	Boeing Co. (The)	14,657	2,088
Ligand Pharmaceuticals, Inc. Class B(Æ)	10,275	984	Caterpillar, Inc.	1,185	99
Mallinckrodt PLC(Æ)	3,458	205	Convergys Corp.	39,866	1,164
McKesson Corp.	7,966	1,013	CoStar Group, Inc.(Æ)	508	95
Medtronic PLC	270	22	CSX Corp.	2,922	89
Merck & Co., Inc.	27,520	1,616	Cummins, Inc.	976	125
Molina Healthcare, Inc.(Æ)	7,900	430	Danaher Corp.	621	49
Mylan NV(Æ)	84,674	3,091	Deere & Co.	1,284	113
Ophthotech Corp.(Æ)	38,210	1,369	Delta Air Lines, Inc.	3,349	140
Perrigo Co. PLC	1,193	99	Dover Corp.	23,075	1,543
Pfizer, Inc.	49,535	1,571	Eaton Corp. PLC	1,259	80
Quest Diagnostics, Inc.	10,357	844	EMCOR Group, Inc.	22,948	1,387
Regeneron Pharmaceuticals, Inc.(Æ)	421	145	Emerson Electric Co.	804	41
Stryker Corp.	477	55	Euronav NV	39,415	309
TESARO, Inc.(Æ)(Ñ)	7,441	899	FedEx Corp.	22,999	4,009
Thermo Fisher Scientific, Inc.	19,961	2,935	Fortive Corp.	310	16
United Therapeutics Corp.(Æ)	12,670	1,521	General Dynamics Corp.	323	49
UnitedHealth Group, Inc.	1,223	173	General Electric Co.	62,744	1,826
Vertex Pharmaceuticals, Inc.(Æ)	1,311	99	Hawaiian Holdings, Inc.(Æ)	25,199	1,135
WellCare Health Plans, Inc.(Æ)	10,100	1,146	HD Supply Holdings, Inc.(Æ)	5,535	183
		56,567	Hertz Global Holdings, Inc.(Æ)	2,400	80
			Honeywell International, Inc.	736	81
Materials and Processing - 2.4%			Huntington Ingalls Industries, Inc.	9,441	1,523
AdvanSix, Inc.(Æ)	29	—	Illinois Tool Works, Inc.	386	44
Air Products & Chemicals, Inc.	584	78	JB Hunt Transport Services, Inc.	1,231	100
Albemarle Corp.	693	58	Johnson Controls International PLC	1,291	52
Bemis Co., Inc.	1,812	88	L-3 Communications Holdings, Inc. Class 3	7,445	1,019
Cabot Corp.	28,217	1,471	Lockheed Martin Corp.	435	107
Domtar Corp.	9,390	338	ManpowerGroup, Inc.	14,100	1,083
Dow Chemical Co. (The)	4,991	268	MSC Industrial Direct Co., Inc. Class A	496	36
Eastman Chemical Co.	1,431	103	Navistar International Corp.(Æ)(Ñ)	4,100	91
EI du Pont de Nemours & Co.	5,081	349	Norfolk Southern Corp.	1,232	115
Huntsman Corp.	22,078	374	Northrop Grumman Corp.	6,111	1,399
LyondellBasell Industries NV Class A	21,574	1,716	PACCAR, Inc.	868	48
Masco Corp.	7,866	243	Parker-Hannifin Corp.	16,325	2,004
Monsanto Co.	1,050	106	Quanta Services, Inc.(Æ)	56,375	1,621
Mosaic Co. (The)	2,415	57	Raytheon Co.	1,102	150
Newmont Mining Corp.	2,189	81	Republic Services, Inc. Class A	1,981	104
Nucor Corp.	1,619	79	Rockwell Automation, Inc.	18,143	2,172
Owens Corning	28,928	1,411	Spirit AeroSystems Holdings, Inc. Class A	28,725	1,447

See accompanying notes which are an integral part of the financial statements.

58 Russell U.S. Dynamic Equity Fund

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Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Stanley Black & Decker, Inc.	10,183	1,159	NXP Semiconductors NV(Æ)	22,232	2,223
Terex Corp.	33,906	810	ON Semiconductor Corp.(Æ)	154,135	1,799
Textron, Inc.	32,290	1,294	Oracle Corp.	78,743	3,025
Union Pacific Corp.	35,865	3,163	Palo Alto Networks, Inc.(Æ)	7,491	1,152
United Continental Holdings, Inc.(Æ)(Û)	31,263	1,758	QUALCOMM, Inc.	37,447	2,573
United Parcel Service, Inc. Class B	1,334	144	Red Hat, Inc.(Æ)	12,300	953
United Technologies Corp.	1,623	166	Salesforce.com, Inc.(Æ)	2,677	201
Waste Management, Inc.	590	39	Seagate Technology PLC	36,375	1,248
Xerox Corp.	111,907	1,093	Splunk, Inc.(Æ)	2,200	132
Xylem, Inc.	46,756	2,260	Symantec Corp.(Û)	69,340	1,736
		44,575	Synaptics, Inc.(Æ)	3,200	167
			SYNNEX Corp.	2,700	277
Technology - 23.9%			Synopsys, Inc.(Æ)	5,810	345
Advanced Micro Devices, Inc.(Æ)	98,700	714	Tableau Software, Inc. Class A(Æ)	13,645	656
Alphabet, Inc. Class A(Æ)	1,416	1,147	Take-Two Interactive Software, Inc.(Æ)	32,808	1,456
Alphabet, Inc. Class C(Æ)	8,977	7,043	Tech Data Corp.(Æ)	10,000	770
Amdocs, Ltd.	983	57	Teradata Corp.(Æ)	7,112	192
Amkor Technology, Inc.(Æ)	30,600	284	Teradyne, Inc.	39,458	919
Apple, Inc.	103,667	11,770	Texas Instruments, Inc.	869	62
Applied Materials, Inc.(Û)	60,915	1,771	Twitter, Inc.(Æ)(Ñ)	28,700	515
ARRIS International PLC(Æ)	32,000	889	VeriFone Systems, Inc.(Æ)	46,100	714
Aspen Technology, Inc.(Æ)	31,211	1,537	VeriSign, Inc.(Æ)	18,721	1,573
Broadcom, Ltd.	20,251	3,448	Viavi Solutions, Inc. Class W(Æ)	144,800	1,031
CA, Inc.	39,113	1,202	Vishay Intertechnology, Inc.	73,418	1,035
Cadence Design Systems, Inc.(Æ)	26,398	675	VMware, Inc. Class A(Æ)(Ñ)	15,900	1,250
Ciena Corp.(Æ)	30,300	587	Western Digital Corp.	19,226	1,124
Cirrus Logic, Inc.(Æ)	4,500	243	Yahoo!, Inc.(Æ)	1,326	55
Cisco Systems, Inc.	10,997	337	Yelp, Inc. Class A(Æ)	11,300	369
Citrix Systems, Inc.(Æ)	18,462	1,566	Zynga, Inc. Class A(Æ)	230,307	647
Cognizant Technology Solutions Corp. Class					110,647
A(Æ)	5,450	280
Computer Sciences Corp.	61,420	3,344	Utilities - 2.4%
Corning, Inc.	25,620	582	AES Corp.(Û)	113,692	1,338
Dell Technologies, Inc. - VMware Inc Class			Ameren Corp.	1,055	53
V(Æ)	732	36	American Electric Power Co., Inc.	4,817	312
Facebook, Inc. Class A(Æ)	41,061	5,379	American Water Works Co., Inc.	661	49
Finisar Corp.(Æ)	34,200	936	AT&T, Inc.	40,275	1,482
Flex, Ltd.(Æ)	65,081	923	CenturyLink, Inc.	6,369	169
Gigamon, Inc.(Æ)	1,600	88	CMS Energy Corp.	959	40
Harris Corp.	27,435	2,447	Consolidated Edison, Inc.	3,129	236
Hewlett Packard Enterprise Co.	218,432	4,908	Dominion Resources, Inc.	1,466	110
HP, Inc.	242,980	3,521	DTE Energy Co.	1,092	105
IAC/InterActiveCorp(Æ)	24,864	1,602	Duke Energy Corp.	1,415	113
Imperva, Inc.(Æ)	1,021	38	Edison International	8,800	647
Intel Corp.	131,878	4,599	Frontier Communications Corp.(Ñ)	16,403	66
InterDigital, Inc.	3,700	261	Hawaiian Electric Industries, Inc.	1,473	44
International Business Machines Corp.	969	149	NextEra Energy, Inc.	2,098	269
Intuit, Inc.	13,330	1,450	NRG Energy, Inc.	27,472	292
Jabil Circuit, Inc.	51,200	1,093	PG&E Corp.	1,610	100
Juniper Networks, Inc.	45,600	1,201	Public Service Enterprise Group, Inc.	1,550	65
KLA-Tencor Corp.	13,900	1,044	RingCentral, Inc. Class A(Æ)	4,400	91
Manhattan Associates, Inc.(Æ)	2,845	144	Southern Co. (The)	3,280	169
Marvell Technology Group, Ltd.	105,279	1,372	Telephone & Data Systems, Inc.	10,215	264
Mentor Graphics Corp.	18,400	532	T-Mobile US, Inc.(Æ)	68,745	3,419
Microsoft Corp.(Û)	150,612	9,025	US Cellular Corp.(Æ)	700	25
MicroStrategy, Inc. Class A(Æ)	3,873	754	Verizon Communications, Inc.(Û)	34,662	1,667
NCR Corp.(Æ)	34,285	1,202	WEC Energy Group, Inc.	1,051	63
NetApp, Inc.	41,215	1,399	Xcel Energy, Inc.	1,670	69
Nuance Communications, Inc.(Æ)	56,800	796			11,257
NVIDIA Corp.	1,026	73

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Dynamic Equity Fund 59

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Total Common Stocks			Sarepta Therapeutics, Inc.(Æ)	(10,337)	(406)
(cost $423,327)		468,006			(2,487)
			Materials and Processing - (0.1)%
Short-Term Investments - 2.7%			United States Steel Corp.	(13,761)	(266)
Russell U.S. Cash Management Fund	12,369,409 (8)	12,372
Total Short-Term Investments			Producer Durables - (0.3)%
(cost $12,371)		12,372	Macquarie Infrastructure Corp.	(1,116)	(91)
			Square, Inc. Class A(Æ)	(41,143)	(461)
Other Securities - 0.7%			Stericycle, Inc.(Æ)	(6,889)	(552)
Russell U.S. Cash Collateral Fund(×)	3,387,730 (8)	3,388			(1,104)
Total Other Securities			Technology - (1.2)%
(cost $3,388)		3,388	Advanced Micro Devices, Inc.(Æ)	(85,764)	(620)
			Ambarella, Inc.(Æ)	(2,854)	(175)
Total Investments 104.6%			Arista Networks, Inc.(Æ)	(6,663)	(565)
(identified cost $439,086)		483,766	Atlassian Corp. PLC Class A(Æ)	(16,860)	(453)
Securities Sold Short - (3.9)%			Cavium, Inc.(Æ)	(9,538)	(538)
Consumer Discretionary - (0.8)%			FireEye, Inc.(Æ)	(30,909)	(359)
CarMax, Inc.(Æ)	(10,115)	(505)	Inovalon Holdings, Inc. Class A(Æ)	(22,246)	(303)
Fitbit, Inc. Class A(Æ)	(34,010)	(451)	MACOM Technology Solutions Holdings,
Lions Gate Entertainment Corp.(Æ)	(22,760)	(463)	Inc.(Æ)	(11,321)	(416)
Mobileye NV(Æ)	(13,708)	(510)	Palo Alto Networks, Inc.(Æ)	(3,880)	(597)
Nord Anglia Education, Inc.(Æ)	(12,544)	(270)	Pure Storage, Inc. Class A(Æ)	(37,483)	(463)
Pandora Media, Inc.(Æ)	(41,248)	(467)	Twitter, Inc.(Æ)	(14,992)	(269)
Tesla Motors, Inc.(Æ)	(2,553)	(505)	Universal Display Corp.(Æ)	(4,450)	(230)
Under Armour, Inc. Class A(Æ)	(15,619)	(486)	Zendesk, Inc.(Æ)	(14,130)	(371)
Wayfair, Inc. Class A(Æ)	(2,961)	(99)			(5,359)
		(3,756)
Consumer Staples - (0.1)%			Total Securities Sold Short
Snyders-Lance, Inc.	(15,214)	(542)	(proceeds $19,469)		(17,924)

Energy - (0.1)%			Other Assets and Liabilities, Net
Chesapeake Energy Corp.(Æ)	(59,170)	(326)	-(0.7%)		(3,154)
SunPower Corp. Class A(Æ)	(26,606)	(193)	Net Assets - 100.0%		462,688
Weatherford International PLC(Æ)	(17,946)	(86)
		(605)
Financial Services - (0.8)%
Acadia Realty Trust(ö)	(6,419)	(216)
BOK Financial Corp.	(7,231)	(514)
First Financial Bankshares, Inc.	(16,202)	(587)
Iron Mountain, Inc.(ö)	(4,609)	(155)
New York Community Bancorp, Inc.	(34,564)	(496)
Realty Income Corp.(ö)	(4,465)	(265)
TFS Financial Corp.	(28,724)	(512)
United Bankshares, Inc.	(12,809)	(483)
Weyerhaeuser Co.(ö)	(2,981)	(89)
Willis Towers Watson PLC	(3,880)	(488)
		(3,805)
Health Care - (0.5)%
Acadia Healthcare Co., Inc.(Æ)	(13,354)	(480)
Alnylam Pharmaceuticals, Inc.(Æ)	(8,307)	(296)
DexCom, Inc.(Æ)	(7,177)	(562)
Juno Therapeutics, Inc.(Æ)	(8,820)	(214)
OPKO Health, Inc.(Æ)	(56,204)	(529)

See accompanying notes which are an integral part of the financial statements.

60 Russell U.S. Dynamic Equity Fund

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Schedule of Investments, continued — October 31, 2016

Futures Contracts
Amounts in thousands (except contract amounts)
							Unrealized
							Appreciation
			Number of	Notional		Expiration	(Depreciation)
			Contracts	Amount		Date	$
Long Positions
Russell 1000 Mini Index Futures			33	USD	3,874	12/16	(37)
S&P 500 E-Mini Index Futures			69	USD	7,314	12/16	(62)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							(99)

Presentation of Portfolio Holdings
Amounts in thousands
	Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)		Total	% of Net Assets
Common Stocks
Consumer Discretionary	$78,407	$—	$—		$—	$78,407	17.0
Consumer Staples	13,245	—	—		—	13,245	2.9
Energy	37,000	—	—		—	37,000	8.0
Financial Services	105,288	—	—		—	105,288	22.8
Health Care	56,567	—	—		—	56,567	12.2
Materials and Processing	11,020	—	—		—	11,020	2.4
Producer Durables	44,575	—	—		—	44,575	9.6
Technology	110,647	—	—		—	110,647	23.9
Utilities	11,257	—	—		—	11,257	2.4
Short-Term Investments	—	—	—		12,372	12,372	2.7
Other Securities	—	—	—		3,388	3,388	0.7
Total Investments	468,006	—	—		15,760	483,766	104.6
Securities Sold Short***	(17,924)	—	—		—	(17,924)	(3.9)
Other Assets and Liabilities, Net							(0.7)
							100.0
Other Financial Instruments
Liabilities
Futures Contracts	(99)	—	—		—	(99)	(—)*
Total Other Financial Instruments**	$(99)	$—	$—		$—	$(99)

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
*** Refer to Schedule of Investments for detailed sector breakout.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Dynamic Equity Fund 61

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Fair Value of Derivative Instruments — October 31, 2016

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$99

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$2,213

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(928)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

62 Russell U.S. Dynamic Equity Fund

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Russell U.S. Dynamic Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2016

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value	$3,293	$—	$3,293
Total Financial and Derivative Assets		3,293	—	3,293
Financial and Derivative Assets not subject to a netting agreement		—	—	—
Total Financial and Derivative Assets subject to a netting agreement		$3,293	$—	$3,293

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Credit Suisse	1,131	$—	$1,131	$—
JPMorgan Chase	266	—	266	—
Merrill Lynch	1,392	—	1,392	—
Morgan Stanley	504	—	504	—
Total	$3,293	$—	$3,293	$—

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Dynamic Equity Fund 63

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2016

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$19	$—	$19
Short Sales	Securities sold short, at market value	17,924	—	17,924
Total Financial and Derivative Liabilities		17,943	—	17,943
Financial and Derivative Liabilities not subject to a netting agreement		(19)	—	(19)
Total Financial and Derivative Liabilities subject to a netting agreement		$17,924	$—	$17,924

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
			Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
State Street	17,924	$—	$17,924	$—
Total	$17,924	$—	$17,924	$—

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

64 Russell U.S. Dynamic Equity Fund

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$439,086
Investments, at fair value(*)(>)	483,766
Cash (restricted)(a)	905
Receivables:
Dividends and interest	245
Dividends from affiliated Russell funds	6
Investments sold	5,036
Fund shares sold	6
Total assets	489,964

Liabilities
Payables:
Investments purchased	5,275
Fund shares redeemed	137
Accrued fees to affiliates	357
Other accrued expenses	176
Variation margin on futures contracts	19
Securities sold short, at fair value(‡)	17,924
Payable upon return of securities loaned	3,388
Total liabilities	27,276

Net Assets	$462,688

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Dynamic Equity Fund 65

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(36)
Accumulated net realized gain (loss)	11,066
Unrealized appreciation (depreciation) on:
Investments	44,680
Futures contracts	(99)
Securities sold short	1,545
Shares of beneficial interest	468
Additional paid-in capital	405,064
Net Assets	$462,688

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$9.32
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$9.89
Class A — Net assets	$1,757,452
Class A — Shares outstanding ($.01 par value)	188,580
Net asset value per share: Class C(#)	$7.72
Class C — Net assets	$7,509,241
Class C — Shares outstanding ($.01 par value)	972,930
Net asset value per share: Class E(#)	$9.34
Class E — Net assets	$327,606
Class E — Shares outstanding ($.01 par value)	35,057
Net asset value per share: Class I(#)	$9.98
Class I — Net assets	$12,143,779
Class I — Shares outstanding ($.01 par value)	1,216,815
Net asset value per share: Class S(#)	$9.79
Class S — Net assets	$19,856,260
Class S — Shares outstanding ($.01 par value)	2,027,376
Net asset value per share: Class Y(#)	$9.94
Class Y — Net assets	$421,093,828
Class Y — Shares outstanding ($.01 par value)	42,384,468
Amounts in thousands
(*) Securities on loan included in investments	$3,293
(‡) Proceeds on securities sold short	$19,469
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$15,760

(a) Cash Collateral for Futures	$905

(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

66 Russell U.S. Dynamic Equity Fund

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Russell U.S. Dynamic Equity Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Dividends	$9,415
Dividends from affiliated Russell funds	65
Securities lending income (net)	101
Total investment income	9,581

Expenses
Advisory fees	4,047
Administrative fees	244
Custodian fees (1)	152
Distribution fees - Class A	5
Distribution fees - Class C	69
Transfer agent fees - Class A	4
Transfer agent fees - Class C	18
Transfer agent fees - Class E	1
Transfer agent fees - Class I	18
Transfer agent fees - Class S	49
Transfer agent fees - Class Y	20
Professional fees	68
Registration fees	92
Shareholder servicing fees - Class C	23
Shareholder servicing fees - Class E	1
Trustees’ fees	17
Printing fees	19
Dividends from securities sold short	211
Interest expense paid on securities sold short	678
Miscellaneous	26
Total expenses	5,762
Net investment income (loss)	3,819

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	14,194
Futures contracts	2,213
Securities sold short	4,827
Net realized gain (loss)	21,234
Net change in unrealized appreciation (depreciation) on:
Investments	(9,915)
Futures contracts	(928)
Securities sold short	(2,660)
Net change in unrealized appreciation (depreciation)	(13,503)
Net realized and unrealized gain (loss)	7,731
Net Increase (Decrease) in Net Assets from Operations	$11,550

(1) Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 10 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Dynamic Equity Fund 67

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,819	$2,420
Net realized gain (loss)	21,234	71,098
Net change in unrealized appreciation (depreciation)	(13,503)	(37,658)
Net increase (decrease) in net assets from operations	11,550	35,860

Distributions
From net investment income
Class A	(11)	(1)
Class C	(16)	—
Class E	(2)	—
Class I	(113)	(68)
Class S	(177)	(93)
Class Y	(4,140)	(2,357)
From net realized gain
Class A	(347)	(318)
Class C	(1,766)	(2,036)
Class E	(46)	(294)
Class I	(2,337)	(3,608)
Class S	(4,150)	(7,441)
Class Y	(66,530)	(89,356)
Net decrease in net assets from distributions	(79,635)	(105,572)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(56,654)	(66,738)
Total Net Increase (Decrease) in Net Assets	(124,739)	(136,450)

Net Assets
Beginning of period	587,427	723,877
End of period	$462,688	$587,427
Undistributed (overdistributed) net investment income included in net assets	$(36)	$327

See accompanying notes which are an integral part of the financial statements.

68 Russell U.S. Dynamic Equity Fund

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	33	$319	47	$516
Proceeds from reinvestment of distributions	39	347	29	312
Payments for shares redeemed	(102)	(919)	(22)	(242)
Net increase (decrease)	(30)	(253)	54	586
Class C
Proceeds from shares sold	71	543	103	960
Proceeds from reinvestment of distributions	237	1,747	218	1,999
Payments for shares redeemed	(514)	(3,903)	(230)	(2,158)
Net increase (decrease)	(206)	(1,613)	91	801
Class E
Proceeds from shares sold	—	2	13	139
Proceeds from reinvestment of distributions	5	47	28	294
Payments for shares redeemed	—	(2)	(167)	(1,703)
Net increase (decrease)	5	47	(126)	(1,270)
Class I
Proceeds from shares sold	133	1,415	481	5,388
Proceeds from reinvestment of distributions	229	2,173	312	3,513
Payments for shares redeemed	(939)	(9,579)	(1,211)	(14,220)
Net increase (decrease)	(577)	(5,991)	(418)	(5,319)
Class S
Proceeds from shares sold	358	3,414	1,131	12,836
Proceeds from reinvestment of distributions	440	4,102	664	7,346
Payments for shares redeemed	(1,633)	(15,565)	(2,987)	(33,807)
Net increase (decrease)	(835)	(8,049)	(1,192)	(13,625)
Class Y
Proceeds from shares sold	1,300	12,044	1,306	14,923
Proceeds from reinvestment of distributions	7,487	70,670	8,189	91,712
Payments for shares redeemed	(12,298)	(123,509)	(13,195)	(154,546)
Net increase (decrease)	(3,511)	(40,795)	(3,700)	(47,911)
Total increase (decrease)	(5,154)	$(56,654)	(5,291)	$(66,738)

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Dynamic Equity Fund 69

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2016	10.76	.03	.11	.14	(.05)	(1.53)
October 31, 2015	12.12	—(f)	.53	.53	—(f)	(1.89)
October 31, 2014	12.08	(.03)	1.53	1.50	—(f)	(1.46)
October 31, 2013	9.40	—(f)	2.71	2.71	(.03)	—
October 31, 2012(3)	9.20	.01	.20	.21	(.01)	—

Class C
October 31, 2016	9.21	(.03)	.08	.05	(.01)	(1.53)
October 31, 2015	10.70	(.07)	.47	.40	—	(1.89)
October 31, 2014	10.90	(.10)	1.36	1.26	—	(1.46)
October 31, 2013	8.53	(.07)	2.44	2.37	—	—
October 31, 2012	7.56	(.06)	1.03	.97	—	—

Class E
October 31, 2016	10.78	.03	.11	.14	(.05)	(1.53)
October 31, 2015	12.14	—(f)	.53	.53	—(f)	(1.89)
October 31, 2014	12.10	(.02)	1.52	1.50	—	(1.46)
October 31, 2013	9.41	.01	2.69	2.70	(.01)	—
October 31, 2012	8.27	—(f)	1.14	1.14	—	—

Class I
October 31, 2016	11.40	.07	.12	.19	(.08)	(1.53)
October 31, 2015	12.73	.03	.56	.59	(.03)	(1.89)
October 31, 2014	12.60	.02	1.60	1.62	(.03)	(1.46)
October 31, 2013	9.79	.05	2.81	2.86	(.05)	—
October 31, 2012	8.56	.03	1.21	1.24	(.01)	—

Class S
October 31, 2016	11.22	.06	.11	.17	(.07)	(1.53)
October 31, 2015	12.55	.02	.56	.58	(.02)	(1.89)
October 31, 2014	12.45	.01	1.57	1.58	(.02)	(1.46)
October 31, 2013	9.68	.04	2.76	2.80	(.03)	—
October 31, 2012	8.48	.03	1.17	1.20	—(f)	—

Class Y
October 31, 2016	11.36	.08	.12	.20	(.09)	(1.53)
October 31, 2015	12.69	.05	.56	.61	(.05)	(1.89)
October 31, 2014	12.56	.03	1.59	1.62	(.03)	(1.46)
October 31, 2013	9.77	.06	2.80	2.86	(.07)	—
October 31, 2012(3)	9.56	.02	.21	.23	(.02)	—

See accompanying notes which are an integral part of the financial statements.

70 Russell U.S. Dynamic Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)(g)	Net Assets(d)(e)	Turnover Rate(b)(k)

(1.58)	9.32	2.10	1,757	1.55	1.55	.35	118
(1.89)	10.76	4.58	2,349	1.50	1.50	(.04)	142
(1.46)	12.12	13.40	1,994	1.52	1.52	(.22)	146
(.03)	12.08	28.84	1,089	1.51	1.51	— (i)	142
(.01)	9.40	2.30	206	1.36	1.35	.31	120

(1.54)	7.72	1.41	7,509	2.30	2.30	(.40)	118
(1.89)	9.21	3.81	10,862	2.25	2.25	(.79)	142
(1.46)	10.70	12.66	11,644	2.27	2.27	(.96)	146
—	10.90	27.90	9,380	2.26	2.26	(.68)	142
—	8.53	12.83	5,386	2.28	2.07	(.72)	120

(1.58)	9.34	2.10	328	1.55	1.55	.33	118
(1.89)	10.78	4.52	321	1.50	1.50	(.02)	142
(1.46)	12.14	13.46	1,893	1.52	1.52	(.19)	146
(.01)	12.10	28.75	2,959	1.51	1.51	.10	142
—	9.41	13.78	2,443	1.55	1.32	(.01)	120

(1.61)	9.98	2.47	12,144	1.22	1.22	.68	118
(1.92)	11.40	4.90	20,455	1.17	1.17	.30	142
(1.49)	12.73	13.86	28,158	1.19	1.18	.14	146
(.05)	12.60	29.28	28,265	1.18	1.13	.41	142
(.01)	9.79	14.34	18,586	1.21	.94	.38	120

(1.60)	9.79	2.34	19,856	1.30	1.30	.61	118
(1.91)	11.22	4.88	32,114	1.25	1.25	.21	142
(1.48)	12.55	13.68	50,903	1.27	1.27	.05	146
(.03)	12.45	29.04	72,332	1.26	1.26	.35	142
— (f)	9.68	14.20	52,928	1.26	1.07	.29	120

(1.62)	9.94	2.63	421,094	1.10	1.10	.79	118
(1.94)	11.36	5.06	521,326	1.05	1.05	.41	142
(1.49)	12.69	13.99	629,285	1.07	1.07	.23	146
(.07)	12.56	29.34	587,599	1.06	1.06	.56	142
(.02)	9.77	2.36	563,827.91		.91	.80	120

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Dynamic Equity Fund 71

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Advisory fees	$320,388
Administration fees	19,350
Distribution fees	5,214
Shareholder servicing fees	1,682
Transfer agent fees	8,033
Trustee fees	1,881
$356,548

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
Russell U.S. Cash Collateral Fund	$4,139	$112,989	$113,740	$—	$—	$3,388	$38	$—
Russell U.S. Cash Management Fund	22,035	251,102	260,767	1	1	12,372	65	—
	$26,174	$364,091	$374,507	$1	$1	$15,760	$103	$—

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$447,991,691
Unrealized Appreciation	$48,155,141
Unrealized Depreciation	(12,380,514)
Net Unrealized Appreciation (Depreciation)	$35,774,627
Undistributed Ordinary Income	$1,926,449
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$17,913,204
Tax Composition of Distributions
Ordinary Income	$26,370,118
Long-Term Capital Gains	$53,264,453

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transaction, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$277
Accumulated net realized gain (loss)	(277)
Additional paid-in capital	—

See accompanying notes which are an integral part of the financial statements.

72 Russell U.S. Dynamic Equity Fund

Russell Investment Company
Russell U.S. Strategic Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

Russell U.S. Strategic Equity Fund - Class A‡			Russell U.S. Strategic Equity Fund - Class S
	Total			Total
	Return			Return
1 Year	(3.40)%		1 Year	2.85%
Inception*	9.67	%§	Inception*	11.52	%§

Russell U.S. Strategic Equity Fund - Class C			Russell 1000® Index**
	Total			Total
	Return			Return
1 Year	1.74%		1 Year	4.26%
Inception*	10.40	%§	Inception*	12.94	%§

Russell U.S. Strategic Equity Fund - Class E
	Total
	Return
1 Year	2.51%
Inception*	11.23	%§

Russell U.S. Strategic Equity Fund 73

Russell Investment Company
Russell U.S. Strategic Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The Russell U.S. Strategic Equity Fund (the “Fund”) employs	a negative effect on Fund performance as the pace of interest rate
a multi-manager approach whereby portions of the Fund are	increases was slower than the market had expected and investors
allocated to different money manager strategies. Fund assets not	became concerned that the odds of a recession may be increasing.
allocated to money managers are managed by Russell Investment	However, market conditions in the second half of the fiscal year
Management, LLC (“RIM”), the Fund’s advisor. RIM may change	allowed the Fund to make up a portion of the initial shortfall as
the allocation of the Fund’s assets among money managers at	expectations firmed-up regarding the economic outlook and the
any time. An exemptive order from the Securities and Exchange	timing of the next interest rate increase.
Commission (“SEC”) permits RIM to engage or terminate a money
manager at any time, subject to approval by the Fund’s Board,	How did the investment strategies and techniques employed
without a shareholder vote. Pursuant to the terms of the exemptive	by the Fund and its money managers affect its benchmark-
order, the Fund is required to notify its shareholders within 90	relative performance?
days of when a money manager begins providing services. As of	Stock selection detracted within the consumer discretionary
October 31, 2016, the Fund had seven money managers.	sector (overweight Home Depot, Inc., underweight Amazon.com)
but stock selection was beneficial within the health care sector
What is the Fund’s investment objective?	(overweight Tesaro, Inc., underweight Allergan) for the fiscal
The Fund seeks to provide long term capital growth.	year. An overweight to stocks with below-benchmark price-to-

How did the Fund perform relative to its benchmark for the	earnings ratios detracted as did an underweight to high dividend
fiscal year ended October 31, 2016?	yield stocks and an underweight to the lowest beta stocks. An underweight to REITs and to the utilities and consumer staples
For the fiscal year ended October 31, 2016, the Fund’s Class	sectors detracted. Overweights to the bank and airlines industries
A, Class C, Class E and Class S Shares gained 2.51%, 1.74%,	held back benchmark-relative performance but an overweight to
2.51% and 2.85%, respectively. This is compared to the Fund’s	the telecommunications services sector was beneficial.
benchmark, the Russell 1000® Index, which gained 4.26% during
the same period. The Fund’s performance includes operating	The Fund employs discretionary and non-discretionary money
expenses, whereas index returns are unmanaged and do not	managers. The Fund’s discretionary money managers select the
include expenses of any kind.	individual portfolio securities for the assets assigned to them.
The Fund’s non-discretionary money managers provide a model
For the fiscal year ended October 31, 2016, the Morningstar®	portfolio to RIM representing their investment recommendations,
Large Blend Category, a group of funds that Morningstar considers	based upon which RIM purchases and sells securities for the
to have investment strategies similar to those of the Fund, gained	Fund. Fund assets not allocated to discretionary money managers
2.12%. This result serves as a peer comparison and is expressed	include assets managed by RIM based upon model portfolios
net of operating expenses.	provided by non-discretionary money managers, the Fund’s
RIM may assign a money manager a specific style or	liquidity reserves and assets which may be managed directly by
capitalization benchmark other than the Fund’s index. However,	RIM to effect the Fund’s investment strategies and/or to actively
the Fund’s primary index remains the benchmark for the Fund	manage the Fund’s overall exposures by investing in securities or
and is representative of the aggregate of each money manager’s	other instruments that RIM believes will achieve the desired risk/
benchmark index.	return profile for the Fund.

How did the market conditions described in the Market	With respect to certain of the Fund’s money managers, Suffolk
Summary report affect the Fund’s performance?	Capital Management, LLC (“Suffolk”) was the best performing
During the fiscal year, the U.S. large capitalization equity market	manager for the period and outperformed the Russell 1000®
produced positive returns. Fund exposures included tilts toward	Dynamic™ Index. Stock selection within the health care sector
value stocks with low price-to-earnings ratios. The Fund was	(an overweight to Tesaro, Inc. and Anacor Pharmaceuticals)
tilted away from most of the interest rate sensitive areas of the	and within the information technology sector (an overweight to
market, except for telecommunications services stocks which	Hewlett Packard and Broadcom Limited) was a significant driver
were less expensive than other high dividend yield stocks. The	of positive benchmark-relative performance. Suffolk’s tilt toward
Fund was also tilted away from less economically sensitive,	stocks with good quality balance sheets (low debt-to-capital
high dividend yield, and low beta stocks (beta is a measure of a	ratios) was beneficial.
stock’s sensitivity to the direction of the market) such as utilities,	Brandywine Global Investment Management, LLC (“Brandywine”)
real estate investment trusts (“REITs”), and consumer staples.	was the worst performing manager for the period and
Overall, the market conditions of the first half of the fiscal year had	underperformed the Russell 1000® Value Index. Brandywine’s

74 Russell U.S. Strategic Equity Fund

Russell Investment Company
Russell U.S. Strategic Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

tilt toward stocks with below-benchmark valuation ratios (low	money managers for the Fund and hired William Blair Investment
price-to-earnings ratios) and toward high beta stocks detracted.	Management, LLC as a discretionary money manager. These
An overweight to the consumer discretionary sector and an	changes were made in order to improve the Fund’s excess return
underweight to the utilities sector held back relative returns.	potential and decrease the number of managers/stocks in the
Stock selection within the health care sector (an overweight to	Fund.
Valeant Pharmaceuticals and Endo International) detracted.
Money Managers as of October 31,
RIM manages an 8% strategic allocation to a positioning strategy	2016	Styles
to seek to achieve the desired risk/return profile for the Fund.	AJO, LP	Dynamic
The positioning strategy utilizes the output from a quantitative	Barrow, Hanley, Mewhinney & Strauss, LLC Value
model to seek to position the portfolio to meet RIM’s overall	Brandywine Global Investment Management,
preferred positioning. The positioning strategy outperformed the	LLC	Value
Russell 1000® Index during the one year period. A tilt toward	Jacobs Levy Equity Management	Defensive
high dividend yield stocks and away from stocks with the	PanAgora Asset Management, Inc.	Defensive
	Suffolk Capital Management LLC	Dynamic
highest financial leverage contributed positively to benchmark-	William Blair Investment Management, LLC Dynamic
relative performance. Sector allocation decisions were rewarded,	The views expressed in this report reflect those of the
specifically an overweight to utilities and an underweight to	portfolio managers only through the end of the period
consumer discretionary.	covered by the report. These views do not necessarily
During the period, RIM used index futures contracts to equitize	represent the views of RIM, or any other person in RIM or
the Fund’s cash. The decision to equitize the Fund’s cash was	any other affiliated organization. These views are subject
beneficial to Fund performance for the fiscal year as the market	to change at any time based upon market conditions or
had a positive absolute return.	other events, and RIM disclaims any responsibility to
update the views contained herein. These views should not
Describe any changes to the Fund’s structure or the money	be relied on as investment advice and, because investment
manager line-up.	decisions for a Russell Investment Company (“RIC”) Fund
In March of 2016, RIM terminated Columbus Circle Investors	are based on numerous factors, should not be relied on as
and Cornerstone Capital Management LLC as discretionary	an indication of investment decisions of any RIC Fund.

* Assumes initial investment on August 6, 2012.

** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

Russell U.S. Strategic Equity Fund 75

Russell Investment Company
Russell U.S. Strategic Equity Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including distribution (12b-1) and/or service fees and other			Performance (5%
Fund expenses. The Example is intended to help you understand		Actual	return before
your ongoing costs (in dollars) of investing in the Fund and to	Class A	Performance	expenses)
Beginning Account Value
compare these costs with the ongoing costs of investing in other	May 1, 2016	$1,000.00	$1,000.00
mutual funds. The Example is based on an investment of $1,000	Ending Account Value
invested at the beginning of the period and held for the entire	October 31, 2016	$1,039.40	$1,019.76
period indicated, which for this Fund is from May 1, 2016 to	Expenses Paid During Period*	$5.49	$5.43

October 31, 2016.	* Expenses are equal to the Fund's annualized expense ratio of 1.07%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
The information in the table under the heading “Actual	year period). May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2016	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2016	$1,035.50	$1,015.99
	Expenses Paid During Period*	$9.31	$9.22
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 1.82%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/366 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period). May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class E	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2016	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2016	$1,039.40	$1,019.76
of other funds.	Expenses Paid During Period*	$5.49	$5.43

* Expenses are equal to the Fund's annualized expense ratio of 1.07%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

76 Russell U.S. Strategic Equity Fund

Russell Investment Company
Russell U.S. Strategic Equity Fund

Shareholder Expense Example, continued — October 31, 2016 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,041.60	$1,021.01
Expenses Paid During Period*	$4.21	$4.17

* Expenses are equal to the Fund's annualized expense ratio of 0.82%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Russell U.S. Strategic Equity Fund 77

Russell Investment Company
Russell U.S. Strategic Equity Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks - 97.8%			Target Corp.	191,676	13,174
Consumer Discretionary - 13.6%			Tenneco, Inc.(Æ)	39,709	2,187
Amazon.com, Inc.(Æ)	41,467	32,752	Thomson Reuters Corp.	8,917	351
AutoZone, Inc.(Æ)	6,370	4,728	Time Warner, Inc.	63,265	5,630
Bed Bath & Beyond, Inc.	44,388	1,794	Time, Inc.	41,546	540
Best Buy Co., Inc.(Û)	87,595	3,408	TJX Cos., Inc.	88,665	6,539
Big Lots, Inc.	53,545	2,324	Toll Brothers, Inc.(Æ)	27,172	746
Bloomin' Brands, Inc.	64,457	1,115	Toyota Motor Corp. - ADR	23,519	2,720
Brinker International, Inc.	49,256	2,425	VF Corp.	114,448	6,204
Carnival Corp.	78,763	3,867	Viacom, Inc. Class B	38,902	1,461
CBS Corp. Class B	26,026	1,474	Visteon Corp.	52,313	3,694
Chipotle Mexican Grill, Inc. Class A(Æ)	18,465	6,661	Wal-Mart Stores, Inc.	372,947	26,114
Choice Hotels International, Inc.	13,110	635	Walt Disney Co. (The)	180,107	16,694
Coach, Inc.	15,584	559	Whirlpool Corp.	33,100	4,959
Comcast Corp. Class A	153,543	9,492	Yum! Brands, Inc.	82,618	7,128
Cooper Tire & Rubber Co.	69,111	2,540
Costco Wholesale Corp.	45,830	6,777			386,690
Coty, Inc. Class A(Æ)	82,913	1,906
Dana, Inc.	210,298	3,255	Consumer Staples - 7.3%
			Altria Group, Inc.	340,215	22,495
Darden Restaurants, Inc.	4,393	285	Archer-Daniels-Midland Co.	3,394	148
Delphi Automotive PLC	102,612	6,677	Blue Buffalo Pet Products, Inc.(Æ)	12,943	325
Dillard's, Inc. Class A	26,613	1,631	Campbell Soup Co.	21,908	1,191
Discovery Communications, Inc. Class A(Æ)	319,411	8,340	Clorox Co. (The)	2,069	248
eBay, Inc.(Æ)(Û)	125,076	3,566	Coca-Cola Co. (The)	25,019	1,061
Estee Lauder Cos., Inc. (The) Class A	144,590	12,598	Coca-Cola European Partners PLC	94,883	3,647
Fiat Chrysler Automobiles NV	430,273	3,150	Colgate-Palmolive Co.	36,356	2,594
Foot Locker, Inc.	3,727	249	ConAgra Foods, Inc.	67,536	3,254
Ford Motor Co.	39,150	460	CVS Health Corp.	105,083	8,838
Gap, Inc. (The)	260,400	7,184	Dean Foods Co.	125,794	2,297
General Motors Co.(Û)	413,314	13,061	Dr Pepper Snapple Group, Inc.	132,956	11,672
Goodyear Tire & Rubber Co. (The)	165,510	4,805	Ingredion, Inc.	23,055	3,024
Harman International Industries, Inc.	24,500	1,953	JM Smucker Co. (The)	25,240	3,314
Hasbro, Inc.	9,763	814	Kimberly-Clark Corp.	48,737	5,576
Home Depot, Inc. (The)	272,388	33,234	Kraft Heinz Co. (The)	68,172	6,064
IMAX Corp.(Æ)	159,778	4,833	Kroger Co. (The)	446,499	13,833
Kohl's Corp.	6,007	263	Mead Johnson Nutrition Co. Class A	141,285	10,564
Lear Corp.	29,157	3,580	Molson Coors Brewing Co. Class B	34,651	3,597
Leggett & Platt, Inc.	6,453	296	Mondelez International, Inc. Class A	17,471	785
Lennar Corp. Class A	8,341	348	Monster Beverage Corp.(Æ)	40,518	5,848
Lowe's Cos., Inc.	75,848	5,055	Nu Skin Enterprises, Inc. Class A	4,298	265
Macy's, Inc.	109,282	3,988	PepsiCo, Inc.	230,036	24,660
Magna International, Inc. Class A	83,310	3,420	Philip Morris International, Inc.	342,266	33,008
Marriott International, Inc. Class A	12,347	848	Procter & Gamble Co. (The)	289,259	25,108
McDonald's Corp.	28,730	3,234	Sanderson Farms, Inc.	5,560	500
Michael Kors Holdings, Ltd.(Æ)	113,684	5,773	Sysco Corp.	190,730	9,178
Newell Brands, Inc.	124,043	5,957	Tyson Foods, Inc. Class A	24,383	1,728
News Corp. Class A	308,400	3,738	United Natural Foods, Inc.(Æ)	23,500	981
Nike, Inc. Class B	242,257	12,156	Walgreens Boots Alliance, Inc.	3,907	323
Nordstrom, Inc.	9,551	497
Norwegian Cruise Line Holdings, Ltd.(Æ)	51,528	2,003			206,126
NVR, Inc.(Æ)	3,714	5,656
Office Depot, Inc.	163,447	515	Energy - 6.7%
O'Reilly Automotive, Inc.(Æ)	38,259	10,117	Anadarko Petroleum Corp.	114,923	6,831
Panera Bread Co. Class A(Æ)	16,650	3,176	Antero Resources Corp.(Æ)	33,500	887
Priceline Group, Inc. (The)(Æ)	423	624	Apache Corp.	113,627	6,758
PulteGroup, Inc.	45,754	851	Baker Hughes, Inc.	11,477	636
PVH Corp.	56,797	6,076	BP PLC - ADR	587,722	20,893
Ross Stores, Inc.	62,242	3,893	Canadian Natural Resources, Ltd.	350,280	11,107
Scripps Networks Interactive, Inc. Class A	35,025	2,254	Chevron Corp.	144,332	15,119
Signet Jewelers, Ltd.	48,019	3,902	ConocoPhillips	226,690	9,850
Starbucks Corp.	221,920	11,777	Devon Energy Corp.	127,862	4,845

See accompanying notes which are an integral part of the financial statements.

78 Russell U.S. Strategic Equity Fund

Russell Investment Company
Russell U.S. Strategic Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
Dril-Quip, Inc.(Æ)	5,982	284	Boston Properties, Inc.(ö)	2,642	318
Ensco PLC Class A	273,496	2,139	Broadridge Financial Solutions, Inc.	6,442	417
EOG Resources, Inc.	11,258	1,018	CBL & Associates Properties, Inc. (ö)	198,090	2,120
Exxon Mobil Corp.	425,810	35,478	Charles Schwab Corp. (The)	22,849	724
First Solar, Inc.(Æ)	5,871	238	Chubb, Ltd.	11,327	1,439
FMC Technologies, Inc.(Æ)	21,049	679	Citigroup, Inc.	559,886	27,518
Frank's International NV	22,486	253	Citizens Financial Group, Inc.	87,307	2,300
Halliburton Co.	99,051	4,556	CME Group, Inc. Class A	6,140	615
Helmerich & Payne, Inc.	40,656	2,566	Comerica, Inc.	105,800	5,511
Hess Corp.	1,876	90	Crown Castle International Corp.(ö)	7,032	640
HollyFrontier Corp.	101,752	2,539	East West Bancorp, Inc.	22,843	903
Kinder Morgan, Inc.	30,011	613	Ecolab, Inc.	6,326	722
Marathon Petroleum Corp.	30,088	1,311	Equifax, Inc.	4,611	572
Murphy Oil Corp.	32,241	834	Equity Commonwealth (Æ)(ö)	24,220	732
Nabors Industries, Ltd.	163,135	1,941	Equity LifeStyle Properties, Inc. Class A(ö)	40,709	3,087
National Oilwell Varco, Inc.	13,011	418	Equity Residential(ö)	63,625	3,929
Noble Corp. PLC	64,309	318	Everest Re Group, Ltd.	44,656	9,088
Noble Energy, Inc.	11,483	396	FactSet Research Systems, Inc.	18,267	2,826
Occidental Petroleum Corp.	186,251	13,580	Fidelity National Information Services, Inc.	3,789	280
Oceaneering International, Inc.	96,285	2,292	First American Financial Corp.	22,888	894
Patterson-UTI Energy, Inc.	85,832	1,929	Fiserv, Inc.(Æ)	8,877	874
PBF Energy, Inc. Class A	8,154	178	FNFV Group(Æ)	59,973	723
Phillips 66	128,242	10,407	Forest City Realty Trust, Inc. Class A(ö)	149,809	3,234
Pioneer Natural Resources Co.	40,567	7,262	Genworth Financial, Inc. Class A(Æ)	194,153	804
QEP Resources, Inc.(Æ)	32,100	516	Global Payments, Inc.	18,010	1,306
Rice Energy, Inc.(Æ)	33,283	735	Goldman Sachs Group, Inc. (The)	6,237	1,112
Rowan Cos. PLC Class A(Æ)	164,778	2,187	Hanover Insurance Group, Inc. (The)	65,668	5,003
Schlumberger, Ltd.	93,922	7,347	Hartford Financial Services Group, Inc.	54,147	2,388
Southwestern Energy Co.(Æ)	40,877	425	HCP, Inc. (ö)	17,349	594
Spectra Energy Corp.	13,894	581	Hospitality Properties Trust (ö)	10,503	287
Tesoro Corp.	36,059	3,064	Host Hotels & Resorts, Inc. (ö)	13,444	208
Valero Energy Corp.(Û)	98,518	5,836	Intercontinental Exchange, Inc.	1,724	466
World Fuel Services Corp.	13,269	534	Invesco, Ltd.	27,238	765
		189,470	Jack Henry & Associates, Inc.	3,317	269
			Jones Lang LaSalle, Inc.	9,447	915
Financial Services - 19.9%			JPMorgan Chase & Co.(Û)	633,862	43,901
Affiliated Managers Group, Inc.(Æ)	40,674	5,396	KeyCorp	706,857	9,981
Aflac, Inc.	5,354	369	KKR & Co., LP	579,143	8,218
AGNC Investment Corp.(ö)	33,625	675	Liberty Property Trust(ö)	5,773	233
Allied World Assurance Co. Holdings AG	9,818	422	Loews Corp.	302,400	13,012
Allstate Corp. (The)	168,289	11,427	Mack-Cali Realty Corp. (ö)	92,778	2,383
Ally Financial, Inc.	97,443	1,761	Markel Corp.(Æ)	358	314
American Equity Investment Life Holding			Marsh & McLennan Cos., Inc.	55,895	3,543
Co.	24,600	441	Mastercard, Inc. Class A	298,330	31,927
American Express Co.	161,900	10,753	MetLife, Inc.	322,580	15,148
American Financial Group, Inc.	33,787	2,517	MFA Financial, Inc.(ö)	18,125	132
American International Group, Inc.	59,896	3,696	Mid-America Apartment Communities, Inc.
Ameriprise Financial, Inc.	76,700	6,779	(ö)	920	85
Annaly Capital Management, Inc.(ö)	61,996	642	Morgan Stanley	175,159	5,880
Arch Capital Group, Ltd.(Æ)	5,259	410	Navient Corp.	51,353	656
Arthur J Gallagher & Co.	5,858	283	New York Community Bancorp, Inc.	15,448	222
Aspen Insurance Holdings, Ltd.	123,498	5,959	Old Republic International Corp.	5,193	88
Assured Guaranty, Ltd.	146,321	4,374	Omega Healthcare Investors, Inc.(ö)	18,071	575
Axis Capital Holdings, Ltd.	35,007	1,994	Piedmont Office Realty Trust, Inc. Class A(ö)	47,148	966
Bank of America Corp.(Û)	3,381,633	55,797	PNC Financial Services Group, Inc. (The)	184,511	17,639
Bank of New York Mellon Corp. (The)	162,795	7,044	Popular, Inc.	150,367	5,458
BB&T Corp.	33,500	1,313	Post Properties, Inc.(ö)	25,742	1,694
Berkshire Hathaway, Inc. Class B(Æ)	161,633	23,324	Principal Financial Group, Inc.	65,063	3,552
BlackRock, Inc. Class A	12,576	4,291	ProAssurance Corp.	6,812	363
Blackstone Group, LP (The)	259,694	6,500	Progressive Corp. (The)	11,654	367

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Strategic Equity Fund 79

Russell Investment Company
Russell U.S. Strategic Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
Prudential Financial, Inc.	38,515	3,266	HCA Holdings, Inc.(Æ)	2,946	225
Public Storage(ö)	11,590	2,477	Henry Schein, Inc.(Æ)	30,030	4,480
Realty Income Corp.(ö)	7,692	456	Horizon Pharma PLC(Æ)	181,944	3,042
Regency Centers Corp.(ö)	1,155	83	Humana, Inc.	3,701	635
Regions Financial Corp.	763,702	8,179	Icon PLC(Æ)	6,485	521
Reinsurance Group of America, Inc. Class A	76,230	8,222	IDEXX Laboratories, Inc.(Æ)	58,651	6,284
RenaissanceRe Holdings, Ltd.	2,061	256	Impax Laboratories, Inc.(Æ)	37,646	757
Santander Consumer USA Holdings, Inc.(Æ)	351,063	4,283	Jazz Pharmaceuticals PLC(Æ)	24,196	2,649
Simon Property Group, Inc.(ö)	77,391	14,392	Johnson & Johnson	431,815	50,086
Starwood Property Trust, Inc.(ö)	29,345	653	Laboratory Corp. of America Holdings(Æ)	5,760	722
State Street Corp.	288,927	20,286	LifePoint Health, Inc.(Æ)	37,400	2,238
SunTrust Banks, Inc.	62,081	2,808	Ligand Pharmaceuticals, Inc. Class B(Æ)	21,981	2,104
Synchrony Financial	128,705	3,680	Mallinckrodt PLC(Æ)	52,688	3,122
T Rowe Price Group, Inc.	14,644	937	McKesson Corp.	12,293	1,563
Taubman Centers, Inc. (ö)	22,969	1,664	Medtronic PLC	217,126	17,809
Torchmark Corp.	4,582	291	Merck & Co., Inc.	637,562	37,438
Total System Services, Inc.	9,467	472	Mylan NV(Æ)	244,639	8,929
TransUnion(Æ)	5,483	171	Ophthotech Corp.(Æ)	74,098	2,654
Travelers Cos., Inc. (The)	55,468	6,001	Patterson Cos., Inc.	17,452	745
Two Harbors Investment Corp. (ö)	324,347	2,702	Pfizer, Inc.	1,021,618	32,395
US Bancorp	175,693	7,864	Premier, Inc. Class A(Æ)	13,742	437
Validus Holdings, Ltd.	10,564	540	Quest Diagnostics, Inc.	22,544	1,836
Visa, Inc. Class A	137,926	11,380	ResMed, Inc.	16,460	984
Voya Financial, Inc.	224,047	6,845	St. Jude Medical, Inc.	3,819	297
Washington Prime Group, Inc. (ö)	74,273	779	Stryker Corp.	66,475	7,668
Wells Fargo & Co.	842,890	38,781	Teleflex, Inc.	2,130	305
Western Alliance Bancorp(Æ)	24,348	910	TESARO, Inc.(Æ)	14,401	1,741
White Mountains Insurance Group, Ltd.	536	445	Thermo Fisher Scientific, Inc.	43,289	6,365
WR Berkley Corp.	41,259	2,356	United Therapeutics Corp.(Æ)	27,259	3,273
XL Group, Ltd.	270,610	9,390	UnitedHealth Group, Inc.	164,258	23,215
		566,656	VCA, Inc.(Æ)	8,965	551
			VWR Corp.(Æ)	25,473	701
Health Care - 13.2%			Zimmer Biomet Holdings, Inc.	8,789	926
Abbott Laboratories	34,374	1,349	Zoetis, Inc. Class A	294,366	14,071
AbbVie, Inc.	83,277	4,645			376,177
Aetna, Inc.	36,939	3,965
Agilent Technologies, Inc.	108,353	4,721	Materials and Processing - 2.6%
Akorn, Inc.(Æ)	64,359	1,541	Acuity Brands, Inc.	744	166
Allergan PLC(Æ)	28,609	5,977	AdvanSix, Inc.(Æ)	739	12
Allscripts Healthcare Solutions, Inc.(Æ)	53,003	637	Air Products & Chemicals, Inc.	3,504	467
AmerisourceBergen Corp. Class A	4,447	313	Albemarle Corp.	6,339	530
Amgen, Inc.(Û)	30,618	4,322	AptarGroup, Inc.	3,239	231
Anthem, Inc.	45,855	5,588	Bombardier, Inc. Class B(Æ)	338,784	454
Baxter International, Inc.	6,654	317	Cabot Corp.	56,301	2,935
Becton Dickinson and Co.	4,575	768	Celanese Corp. Class A	75,500	5,505
Biogen, Inc.(Æ)(Û)	76,771	21,510	CRH PLC - ADR	354,700	11,457
BioMarin Pharmaceutical, Inc.(Æ)	63,508	5,114	Crown Holdings, Inc.(Æ)	36,800	1,996
Bio-Rad Laboratories, Inc. Class A(Æ)	3,910	618	Domtar Corp.	24,093	866
Bristol-Myers Squibb Co.	336,928	17,153	Dow Chemical Co. (The)	62,360	3,356
Bruker Corp.	26,519	543	Eastman Chemical Co.	41,317	2,971
Cardinal Health, Inc.	210,825	14,482	EI du Pont de Nemours & Co.	7,123	490
Cerner Corp.(Æ)	236,219	13,838	Huntsman Corp.	34,267	581
Charles River Laboratories International,			International Flavors & Fragrances, Inc.	7,592	993
Inc.(Æ)	5,703	433	International Paper Co.	105,600	4,755
Cigna Corp.	6,091	724	Louisiana-Pacific Corp.(Æ)	139,944	2,568
CR Bard, Inc.	18,166	3,936	LyondellBasell Industries NV Class A	81,922	6,517
DaVita, Inc.(Æ)	2,061	121	Masco Corp.	8,081	250
Eli Lilly & Co.	122,259	9,028	Monsanto Co.	2,367	238
Express Scripts Holding Co.(Æ)	41,769	2,815	Newmont Mining Corp.	13,721	508
Gilead Sciences, Inc.(Û)	148,734	10,951	Owens Corning	61,802	3,015

See accompanying notes which are an integral part of the financial statements.

80 Russell U.S. Strategic Equity Fund

Russell Investment Company
Russell U.S. Strategic Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Packaging Corp. of America	14,954	1,234	Mettler-Toledo International, Inc.(Æ)	2,602	1,051
Platform Specialty Products Corp.(Æ)	3,245	24	Moog, Inc. Class A(Æ)	9,400	546
PPG Industries, Inc.	87,212	8,122	National Instruments Corp.	12,023	338
Praxair, Inc.	7,010	821	Norfolk Southern Corp.	103,143	9,592
Reliance Steel & Aluminum Co.	67,270	4,627	Northrop Grumman Corp.	55,707	12,757
Rio Tinto PLC - ADR	90,800	3,164	Parker-Hannifin Corp.	5,066	622
Sherwin-Williams Co. (The)	5,901	1,445	Quanta Services, Inc.(Æ)	120,351	3,460
Sonoco Products Co.	4,883	246	Raytheon Co.	127,260	17,385
Tahoe Resources, Inc.	28,739	347	Republic Services, Inc. Class A	8,142	429
Trinseo SA	52,928	2,776	Robert Half International, Inc.	3,907	146
Versum Materials, Inc.(Æ)	1,752	40	Rockwell Automation, Inc.	39,069	4,677
Westlake Chemical Corp.	17,447	904	Snap-on, Inc.	15,337	2,363
WestRock Co.	6,634	306	Southwest Airlines Co.	318,300	12,748
		74,917	Spirit AeroSystems Holdings, Inc. Class A	67,136	3,381
			Stanley Black & Decker, Inc.	120,744	13,745
Producer Durables - 11.6%			Terex Corp.	168,426	4,022
3M Co.	3,537	585	Toro Co. (The)	5,218	250
Accenture PLC Class A	147,425	17,137	TransDigm Group, Inc.	39,483	10,758
Adient PLC(Æ)	23,276	1,059	Union Pacific Corp.	261,962	23,100
AECOM(Æ)	232,304	6,470	United Continental Holdings, Inc.(Æ)(Û)	66,812	3,757
AerCap Holdings NV(Æ)	152,231	6,258	United Technologies Corp.	79,666	8,142
American Airlines Group, Inc.	178,772	7,258	Verisk Analytics, Inc. Class A(Æ)	106,985	8,725
AO Smith Corp.	22,222	1,004	Wabtec Corp.	2,899	224
Avery Dennison Corp.	13,261	925	Waste Management, Inc.	6,891	452
B/E Aerospace, Inc.	56,300	3,351	Waters Corp.(Æ)	3,368	469
Babcock & Wilcox Co. (The) Class W(Æ)	170,811	6,699	Xerox Corp.	261,856	2,558
Boeing Co. (The)	94,673	13,484	Xylem, Inc.	108,116	5,225
Caterpillar, Inc.	42,905	3,581			329,327
CH Robinson Worldwide, Inc.	48,285	3,289
Chicago Bridge & Iron Co.	82,205	2,632	Technology - 17.6%
Convergys Corp.	78,584	2,295	Activision Blizzard, Inc.	21,044	908
Copart, Inc.(Æ)	4,109	216	Adobe Systems, Inc.(Æ)	129,482	13,921
CSX Corp.	24,881	759	Advanced Micro Devices, Inc.(Æ)	426,253	3,082
Danaher Corp.	126,745	9,956	Akamai Technologies, Inc.(Æ)	1,538	107
Deere & Co.	4,409	389	Alphabet, Inc. Class A(Æ)	35,109	28,435
Delta Air Lines, Inc.	216,149	9,029	Alphabet, Inc. Class C(Æ)	56,329	44,192
Eaton Corp. PLC	59,709	3,808	Amdocs, Ltd.	8,047	470
EMCOR Group, Inc.	55,773	3,372	Analog Devices, Inc.	5,975	383
EnerSys	3,700	241	Ansys, Inc.(Æ)	3,820	349
Euronav NV	81,415	639	Apple, Inc.(Û)	309,022	35,086
Expeditors International of Washington, Inc.	113,500	5,842	Applied Materials, Inc.(Û)	214,198	6,229
FedEx Corp.	42,734	7,449	Arrow Electronics, Inc.(Æ)	17,472	1,068
Flir Systems, Inc.	11,941	393	Aspen Technology, Inc.(Æ)	66,536	3,276
Fluor Corp.	30,813	1,602	Avnet, Inc.	121,608	5,101
Fortive Corp.	146,797	7,494	Black Knight Financial Services, Inc. Class
General Dynamics Corp.	65,607	9,890	A(Æ)	8,823	347
General Electric Co.	66,864	1,946	Broadcom, Ltd.	39,207	6,676
Genpact, Ltd.(Æ)	17,577	404	Brocade Communications Systems, Inc.	54,900	582
Hawaiian Holdings, Inc.(Æ)	57,236	2,577	CA, Inc.	95,700	2,942
Honeywell International, Inc.	104,392	11,450	Cadence Design Systems, Inc.(Æ)	96,394	2,466
Huntington Ingalls Industries, Inc.	20,161	3,253	Cisco Systems, Inc.	802,791	24,630
IDEX Corp.	3,706	320	Citrix Systems, Inc.(Æ)(Û)	39,440	3,344
Itron, Inc.(Æ)	4,037	218	Cognizant Technology Solutions Corp. Class
JB Hunt Transport Services, Inc.	4,329	353	A(Æ)	11,375	584
Johnson Controls International PLC	232,769	9,385	Computer Sciences Corp.	132,322	7,205
L-3 Communications Holdings, Inc.	19,600	2,684	Corning, Inc.	57,909	1,315
Landstar System, Inc.	41,200	2,931	Cree, Inc.(Æ)	15,910	355
Lincoln Electric Holdings, Inc.	26,648	1,754	Dell Technologies, Inc. - VMware Inc. Class
Lockheed Martin Corp.	9,691	2,388	V(Æ)	17,432	856
ManpowerGroup, Inc.	21,300	1,636	DST Systems, Inc.	2,692	259

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Strategic Equity Fund 81

Russell Investment Company
Russell U.S. Strategic Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Electronic Arts, Inc.(Æ)	7,302	573	China Mobile, Ltd. - ADR	90,354	5,189
F5 Networks, Inc.(Æ)	7,920	1,095	Consolidated Edison, Inc.	21,596	1,632
Facebook, Inc. Class A(Æ)	282,248	36,972	Dominion Resources, Inc.	3,009	226
Finisar Corp.(Æ)	10,523	288	DTE Energy Co.	54,823	5,263
Flex, Ltd.(Æ)	108,016	1,533	Edison International	11,160	820
Gartner, Inc.(Æ)	49,714	4,277	Entergy Corp.	270,489	19,930
Harris Corp.	53,121	4,739	Eversource Energy	63,900	3,518
Hewlett Packard Enterprise Co.	262,448	5,897	Fortis, Inc.	3,498	115
HP, Inc.	255,846	3,707	Great Plains Energy, Inc.	4,134	118
IAC/InterActiveCorp(Æ)	53,079	3,420	Hawaiian Electric Industries, Inc.	65,546	1,934
Ingram Micro, Inc. Class A(Æ)	10,593	394	MDU Resources Group, Inc.	29,249	767
Intel Corp.	663,780	23,146	NextEra Energy, Inc.	136,407	17,460
International Business Machines Corp.	78,477	12,061	NiSource, Inc.	32,641	759
Intuit, Inc.	30,031	3,266	NRG Energy, Inc.	61,508	654
IPG Photonics Corp.(Æ)	30,448	2,954	ONE Gas, Inc.	47,677	2,922
Jabil Circuit, Inc.	14,110	301	PG&E Corp.	68,098	4,230
Juniper Networks, Inc.	103,400	2,724	Pinnacle West Capital Corp.	9,617	732
Linear Technology Corp.	13,378	803	PPL Corp.	146,124	5,018
Manhattan Associates, Inc.(Æ)	7,241	367	Public Service Enterprise Group, Inc.	90,400	3,804
Marvell Technology Group, Ltd.	27,832	363	RingCentral, Inc. Class A(Æ)	13,400	277
Mentor Graphics Corp.	119,580	3,456	Southern Co. (The)	10,091	520
Micron Technology, Inc.(Æ)	438,492	7,524	Talen Energy Corp.(Æ)	14,282	199
Microsoft Corp.(Û)	967,914	57,997	Telephone & Data Systems, Inc.	21,755	562
MicroStrategy, Inc. Class A(Æ)	8,369	1,630	T-Mobile US, Inc.(Æ)	129,409	6,435
NCR Corp.(Æ)	83,981	2,943	Verizon Communications, Inc.	547,904	26,354
NetApp, Inc.	67,375	2,287	WEC Energy Group, Inc.	12,542	749
NVIDIA Corp.	12,791	910	Westar Energy, Inc. Class A	4,871	279
NXP Semiconductors NV(Æ)	43,148	4,315	Xcel Energy, Inc.	18,862	784
ON Semiconductor Corp.(Æ)	145,207	1,695			151,072
Oracle Corp.	574,353	22,067

QUALCOMM, Inc.	296,277	20,360	Total Common Stocks
Red Hat, Inc.(Æ)	181,018	14,020
SBA Communications Corp. Class A(Æ)	91,426	10,357	(cost $2,459,839)		2,780,267
Symantec Corp.(Û)	190,639	4,772
Synaptics, Inc.(Æ)	6,800	354	Short-Term Investments - 3.3%
Synopsys, Inc.(Æ)	126,681	7,513	Russell U.S. Cash Management Fund	89,826,235 (8)	89,844
Take-Two Interactive Software, Inc.(Æ)	66,966	2,973	United States Treasury Bills
Tech Data Corp.(Æ)	12,400	955	0.170% due 12/01/16 (~)(§)	3,000	3,000
Teradata Corp.(Æ)	12,222	329	Total Short-Term Investments
Teradyne, Inc.	113,597	2,646
Texas Instruments, Inc.	212,292	15,041	(cost $92,834)		92,844
Twitter, Inc.(Æ)	29,200	524
VeriSign, Inc.(Æ)	40,073	3,367	Total Investments 101.1%
Viavi Solutions, Inc. Class W(Æ)	131,912	939	(identified cost $2,552,673)		2,873,111
Vishay Intertechnology, Inc.	149,986	2,115	Securities Sold Short - (1.3)%
VMware, Inc. Class A(Æ)	29,206	2,296	Consumer Discretionary - (0.3)%
Western Digital Corp.	9,780	572	CarMax, Inc.(Æ)	(21,718)	(1,084)
Xilinx, Inc.	5,303	270	Fitbit, Inc. Class A(Æ)	(82,865)	(1,099)
Yelp, Inc. Class A(Æ)	7,900	258
Zynga, Inc. Class A(Æ)	818,240	2,299	Lions Gate Entertainment Corp.(Æ)	(48,435)	(986)
		499,832	Mobileye NV(Æ)	(29,261)	(1,088)
			Nord Anglia Education, Inc.(Æ)	(12,756)	(275)
Utilities - 5.3%			Pandora Media, Inc.(Æ)	(97,611)	(1,106)
AES Corp.	242,674	2,856	Tesla Motors, Inc.(Æ)	(5,465)	(1,080)
Ameren Corp.	8,986	449	Under Armour, Inc. Class A(Æ)	(33,562)	(1,044)
American Electric Power Co., Inc.	89,327	5,792	Wayfair, Inc. Class A(Æ)	(10,252)	(342)
American Water Works Co., Inc.	7,439	551
AT&T, Inc.	714,128	26,273			(8,104)
Calpine Corp.(Æ)	259,042	3,083	Consumer Staples – (0.0)%
CenterPoint Energy, Inc.	35,869	818	Snyders-Lance, Inc.	(32,505)	(1,156)

See accompanying notes which are an integral part of the financial statements.

82 Russell U.S. Strategic Equity Fund

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Russell U.S. Strategic Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair	Principal	Fair
	Amount ($) or	Value	Amount ($) or	Value
	Shares	$	Shares	$
			Other Assets and Liabilities, Net
Energy – (0.0)%			- 0.2%	6,895
Chesapeake Energy Corp.(Æ)	(127,441)	(702)	Net Assets - 100.0%	2,841,832
SunPower Corp. Class A(Æ)	(56,842)	(412)
Weatherford International PLC(Æ)	(89,811)	(433)
		(1,547)
Financial Services - (0.3)%
Acadia Realty Trust (ö)	(29,661)	(999)
Bank of the Ozarks, Inc.	(19,586)	(724)
First Financial Bankshares, Inc.	(33,781)	(1,223)
Iron Mountain, Inc. (ö)	(6,198)	(209)
New York Community Bancorp, Inc.	(79,113)	(1,136)
Realty Income Corp.(ö)	(11,914)	(706)
TFS Financial Corp.	(61,395)	(1,094)
United Bankshares, Inc.	(27,581)	(1,040)
Willis Towers Watson PLC	(6,916)	(871)
		(8,002)
Health Care - (0.2)%
Acadia Healthcare Co., Inc.(Æ)	(28,530)	(1,026)
Alnylam Pharmaceuticals, Inc.(Æ)	(13,426)	(478)
DexCom, Inc.(Æ)	(14,683)	(1,149)
Juno Therapeutics, Inc.(Æ)	(18,552)	(451)
OPKO Health, Inc.(Æ)	(120,641)	(1,136)
Sarepta Therapeutics, Inc.(Æ)	(22,094)	(867)
		(5,107)
Materials and Processing – (0.0)%
United States Steel Corp.	(29,589)	(572)

Producer Durables - (0.1)%
Macquarie Infrastructure Corp.	(2,401)	(196)
Square, Inc. Class A(Æ)	(88,090)	(987)
Stericycle, Inc.(Æ)	(14,688)	(1,176)
		(2,359)
Technology - (0.4)%
Advanced Micro Devices, Inc.(Æ)	(178,970)	(1,294)
Ambarella, Inc.(Æ)	(6,082)	(373)
Arista Networks, Inc.(Æ)	(14,105)	(1,195)
Atlassian Corp. PLC Class A(Æ)	(36,087)	(969)
Cavium, Inc.(Æ)	(22,620)	(1,277)
FireEye, Inc.(Æ)	(70,211)	(816)
Inovalon Holdings, Inc. Class A(Æ)	(34,002)	(463)
MACOM Technology Solutions Holdings,
Inc.(Æ)	(26,664)	(980)
Palo Alto Networks, Inc.(Æ)	(8,525)	(1,312)
Pure Storage, Inc. Class A(Æ)	(80,058)	(988)
Twitter, Inc.(Æ)	(31,360)	(563)
Universal Display Corp.(Æ)	(9,320)	(482)
Zendesk, Inc.(Æ)	(23,399)	(615)
		(11,327)

Total Securities Sold Short
(proceeds $41,087)		(38,174)

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Strategic Equity Fund 83

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Russell U.S. Strategic Equity Fund

Schedule of Investments, continued — October 31, 2016

Futures Contracts
Amounts in thousands (except contract amounts)
							Unrealized
							Appreciation
			Number of	Notional		Expiration	(Depreciation)
			Contracts	Amount		Date	$
Long Positions
S&P 500 E-Mini Index Futures			688	USD	72,931	12/16	(783)
S&P Consumer Discretionary Select Sector Index Futures			118	USD	9,255	12/16	(196)
S&P Technology Select Sector Index Futures			189	USD	8,976	12/16	49
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							(930)

Presentation of Portfolio Holdings
Amounts in thousands
	Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)		Total	% of Net Assets
Common Stocks
Consumer Discretionary	$386,690	$—	$—		$—	$386,690	13.6
Consumer Staples	206,126	—	—		—	206,126	7.3
Energy	189,470	—	—		—	189,470	6.7
Financial Services	566,656	—	—		—	566,656	19.9
Health Care	376,177	—	—		—	376,177	13.2
Materials and Processing	74,917	—	—		—	74,917	2.6
Producer Durables	329,327	—	—		—	329,327	11.6
Technology	499,832	—	—		—	499,832	17.6
Utilities	151,072	—	—		—	151,072	5.3
Short-Term Investments	—	3,000	—		89,844	92,844	3.3
Total Investments	2,780,267	3,000	—		89,844	2,873,111	101.1
Securities Sold Short***	(38,174)	—	—		—	(38,174)	(1.3)
Other Assets and Liabilities, Net							0.2
							100.0
Other Financial Instruments
Assets
Futures Contracts	49	—	—		—	49	—*

Liabilities
Futures Contracts	(979)	—	—		—	(979)	(—)*
Total Other Financial Instruments**	$(930)	$—	$—		$—	$(930)

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
*** Refer to Schedule of Investments for detailed sector breakout.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

84 Russell U.S. Strategic Equity Fund

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Russell U.S. Strategic Equity Fund

Fair Value of Derivative Instruments — October 31, 2016

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$49

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$979

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$19,021

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(8,932)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Strategic Equity Fund 85

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Russell U.S. Strategic Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2016

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$17	$—	$17
Total Financial and Derivative Assets		17	—	17
Financial and Derivative Assets not subject to a netting agreement		(17)	—	(17)
Total Financial and Derivative Assets subject to a netting agreement		$—	$—	$—

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$115	$—	$115
Short Sales	Securities sold short, at market value	38,174	—	38,174
Total Financial and Derivative Liabilities		38,289	—	38,289
Financial and Derivative Liabilities not subject to a netting agreement		(115)	—	(115)
Total Financial and Derivative Liabilities subject to a netting agreement		$38,174	$—	$38,174

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
State Street	38,174	$—	$38,174	$—
Total	$38,174	$—	$38,174	$—

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

86 Russell U.S. Strategic Equity Fund

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Russell U.S. Strategic Equity Fund

Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$2,552,673
Investments, at fair value(>)	2,873,111
Cash (restricted)(a)	700
Receivables:
Dividends and interest	4,354
Dividends from affiliated Russell funds	40
Investments sold	17,387
Fund shares sold	3,865
Variation margin on futures contracts	17
Total assets	2,899,474

Liabilities
Payables:
Investments purchased	14,821
Fund shares redeemed	2,363
Accrued fees to affiliates	1,758
Other accrued expenses	411
Variation margin on futures contracts	115
Securities sold short, at fair value(‡)	38,174
Total liabilities	57,642

Net Assets	$2,841,832

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Strategic Equity Fund 87

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Statement of Assets and Liabilities, continued — October 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$2,777
Accumulated net realized gain (loss)	83,835
Unrealized appreciation (depreciation) on:
Investments	320,438
Futures contracts	(930)
Securities sold short	2,913
Shares of beneficial interest	2,344
Additional paid-in capital	2,430,455
Net Assets	$2,841,832

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$12.10
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$12.84
Class A — Net assets	$6,316,506
Class A — Shares outstanding ($.01 par value)	521,828
Net asset value per share: Class C(#)	$12.07
Class C — Net assets	$18,154,354
Class C — Shares outstanding ($.01 par value)	1,503,674
Net asset value per share: Class E(#)	$12.12
Class E — Net assets	$74,418,611
Class E — Shares outstanding ($.01 par value)	6,138,335
Net asset value per share: Class S(#)	$12.13
Class S — Net assets	$2,742,942,770
Class S — Shares outstanding ($.01 par value)	226,208,059
Amounts in thousands
(‡) Proceeds on securities sold short	$41,087
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$89,844

(a) Cash Collateral for Futures	$700
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

88 Russell U.S. Strategic Equity Fund

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Russell U.S. Strategic Equity Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Dividends	$72,447
Dividends from affiliated Russell funds	332
Interest	12
Total investment income	72,791

Expenses
Advisory fees	25,242
Administrative fees	1,636
Custodian fees(1)	482
Distribution fees - Class A	18
Distribution fees - Class C	151
Transfer agent fees - Class A	14
Transfer agent fees - Class C	41
Transfer agent fees - Class E	181
Transfer agent fees - Class S	6,543
Professional fees	162
Registration fees	115
Shareholder servicing fees - Class C	50
Shareholder servicing fees - Class E	226
Trustees’ fees	124
Printing fees	352
Dividends from securities sold short	385
Interest expense paid on securities sold short	1,338
Miscellaneous	84
Expenses before reductions	37,144
Expense reductions	(8,877)
Net expenses	28,267
Net investment income (loss)	44,524

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	103,559
Futures contracts	19,021
Securities sold short	6,491
Net realized gain (loss)	129,071
Net change in unrealized appreciation (depreciation) on:
Investments	(87,404)
Futures contracts	(8,932)
Securities sold short	(2,768)
Net change in unrealized appreciation (depreciation)	(99,104)
Net realized and unrealized gain (loss)	29,967
Net Increase (Decrease) in Net Assets from Operations	$74,491

(1) Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 10 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Strategic Equity Fund 89

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Russell U.S. Strategic Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$44,524	$40,345
Net realized gain (loss)	129,071	176,615
Net change in unrealized appreciation (depreciation)	(99,104)	(97,774)
Net increase (decrease) in net assets from operations	74,491	119,186

Distributions
From net investment income
Class A	(73)	(50)
Class C	(60)	(8)
Class E	(957)	(802)
Class S	(42,773)	(38,937)
From net realized gain
Class A	(337)	(466)
Class C	(1,134)	(1,512)
Class E	(5,259)	(8,563)
Class S	(192,312)	(312,099)
Net decrease in net assets from distributions	(242,905)	(362,437)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(987,803)	556,021
Total Net Increase (Decrease) in Net Assets	(1,156,217)	312,770

Net Assets
Beginning of period	3,998,049	3,685,279
End of period	$2,841,832	$3,998,049
Undistributed (overdistributed) net investment income included in net assets	$2,777	$1,959

See accompanying notes which are an integral part of the financial statements.

90 Russell U.S. Strategic Equity Fund

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Russell U.S. Strategic Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	216	$2,544	220	$2,835
Proceeds from reinvestment of distributions	35	410	41	515
Payments for shares redeemed	(261)	(3,130)	(88)	(1,099)
Net increase (decrease)	(10)	(176)	173	2,251
Class C
Proceeds from shares sold	150	1,756	649	8,135
Proceeds from reinvestment of distributions	103	1,194	121	1,519
Payments for shares redeemed	(524)	(6,250)	(248)	(3,128)
Net increase (decrease)	(271)	(3,300)	522	6,526
Class E
Proceeds from shares sold	446	5,285	1,552	19,739
Proceeds from reinvestment of distributions	518	6,041	715	9,028
Payments for shares redeemed	(3,136)	(37,642)	(1,220)	(15,428)
Net increase (decrease)	(2,172)	(26,316)	1,047	13,339
Class S
Proceeds from shares sold	31,998	378,797	89,487	1,147,306
Proceeds from reinvestment of distributions	20,061	233,981	27,685	349,336
Payments for shares redeemed	(132,329)	(1,570,789)	(75,973)	(962,737)
Net increase (decrease)	(80,270)	(958,011)	41,199	533,905
Total increase (decrease)	(82,723)	$(987,803)	42,941	$556,021

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Strategic Equity Fund 91

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Russell U.S. Strategic Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2016	12.59	.13	.15	.28	(.12)	(.65)
October 31, 2015	13.42	.10	.35	.45	(.10)	(1.18)
October 31, 2014	12.73	.11	1.66	1.77	(.12)	(.96)
October 31, 2013	10.13	.08	2.65	2.73	(.10)	(.03)
October 31, 2012(2)	10.00	.01	.13	.14	(.01)	—

Class C
October 31, 2016	12.56	.04	.15	.19	(.03)	(.65)
October 31, 2015	13.39	—(f)	.36	.36	(.01)	(1.18)
October 31, 2014	12.71	.02	1.65	1.67	(.03)	(.96)
October 31, 2013	10.12	—(f)	2.65	2.65	(.03)	(.03)
October 31, 2012(2)	10.00	—(f)	.13	.13	(.01)	—

Class E
October 31, 2016	12.61	.13	.15	.28	(.12)	(.65)
October 31, 2015	13.44	.10	.35	.45	(.10)	(1.18)
October 31, 2014	12.74	.11	1.66	1.77	(.11)	(.96)
October 31, 2013	10.13	.10	2.63	2.73	(.09)	(.03)
October 31, 2012(2)	10.00	.01	.14	.15	(.02)	—

Class S
October 31, 2016	12.61	.16	.16	.32	(.15)	(.65)
October 31, 2015	13.44	.13	.35	.48	(.13)	(1.18)
October 31, 2014	12.74	.14	1.67	1.81	(.15)	(.96)
October 31, 2013	10.13	.13	2.63	2.76	(.12)	(.03)
October 31, 2012(2)	10.00	.02	.13	.15	(.02)	—

See accompanying notes which are an integral part of the financial statements.

92 Russell U.S. Strategic Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)(g)	Net Assets(d)(e)	Turnover Rate(b)(k)

(.77)	12.10	2.51	6,317	1.33	1.07	1.06	75
(1.28)	12.59	3.42	6,700	1.32	1.05	.78	102
(1.08)	13.42	14.72	4,826	1.32	1.07	.86	85
(.13)	12.73	27.15	3,327	1.31	1.13	.73	125
(.01)	10.13	1.44	633	1.36	1.12	.57	15

(.68)	12.07	1.74	18,154	2.08	1.82	.32	75
(1.19)	12.56	2.66	22,288	2.07	1.80	.03	102
(.99)	13.39	13.86	16,787	2.07	1.82	.12	85
(.06)	12.71	26.27	9,948	2.07	1.88	.03	125
(.01)	10.12	1.28	3,479	2.12	1.87	(.19)	15

(.77)	12.12	2.51	74,419	1.33	1.07	1.08	75
(1.28)	12.61	3.40	104,763	1.31	1.05	.78	102
(1.07)	13.44	14.76	97,618	1.32	1.07	.90	85
(.12)	12.74	27.19	90,808	1.31	1.13	.86	125
(.02)	10.13	1.46	69,066	1.37	1.12	.41	15

(.80)	12.13	2.85	2,742,942	1.08	.82	1.33	75
(1.31)	12.61	3.66	3,864,298	1.06	.80	1.03	102
(1.11)	13.44	15.05	3,566,048	1.07	.82	1.13	85
(.15)	12.74	27.51	2,975,527	1.06	.88	1.10	125
(.02)	10.13	1.46	2,072,403	1.11	.87	.96	15

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Strategic Equity Fund 93

Russell Investment Company
Russell U.S. Strategic Equity Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Advisory fees	$1,156,176
Administration fees	117,395
Distribution fees	13,189
Shareholder servicing fees	19,781
Transfer agent fees	437,343
Trustee fees	14,086
$1,757,970

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
Russell U.S. Cash Management Fund	$149,149	$1,653,039	$1,712,358	$4	$10	$89,844	$332	$—
	$149,149	$1,653,039	$1,712,358	$4	$10	$89,844	$332	$—

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$2,593,211,406
Unrealized Appreciation	$349,465,465
Unrealized Depreciation	(69,565,971)
Net Unrealized Appreciation (Depreciation)	$279,899,494
Undistributed Ordinary Income	$1,864,099
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$124,358,248
Tax Composition of Distributions
Ordinary Income	$65,272,895
Long-Term Capital Gains	$177,632,651

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transactions, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$157
Accumulated net realized gain (loss)	(158)
Additional paid-in capital	1

See accompanying notes which are an integral part of the financial statements.

94 Russell U.S. Strategic Equity Fund

Russell Investment Company
Russell U.S. Large Cap Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

Russell U.S. Large Cap Equity Fund - Class A‡			Russell U.S. Large Cap Equity Fund - Class S
	Total			Total
	Return			Return
1 Year	(3.09)%		1 Year	3.07%
Inception*	9.84	%§	Inception*	11.50	%§

Russell U.S. Large Cap Equity Fund - Class C			S&P 500® Index**
	Total			Total
	Return			Return
1 Year	2.09%		1 Year	4.51%
Inception*	10.40	%§	Inception*	12.55	%§

Russell U.S. Large Cap Equity Fund 95

Russell Investment Company
Russell U.S. Large Cap Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The Russell U.S. Large Cap Equity Fund (the “Fund”) employs	the second half of the fiscal year allowed the Fund to improve
a multi-manager approach whereby portions of the Fund are	performance as expectations firmed-up regarding the economic
allocated to different money manager strategies. Fund assets not	outlook and the timing of next interest rate increase.
allocated to money managers are managed by Russell Investment
Management, LLC (“RIM”), the Fund’s advisor. RIM may change	How did the investment strategies and techniques employed
the allocation of the Fund’s assets among money managers at	by the Fund and its money managers affect its benchmark-
any time. An exemptive order from the Securities and Exchange	relative performance?
Commission (“SEC”) permits RIM to engage or terminate a money	An overweight to stocks with the lowest price-to-book ratios was
manager at any time, subject to approval by the Fund’s Board,	beneficial but underweights to high dividend yield stocks and to
without a shareholder vote. Pursuant to the terms of the exemptive	the lowest beta stocks detracted. An overweight to the financials
order, the Fund is required to notify its shareholders within 90	sector and underweight to the consumer staples sectors was
days of when a money manager begins providing services. As of	not rewarded. An overweight to the bank industry held back
October 31, 2016, the Fund had five money managers.	benchmark-relative performance but an underweight to the
biotechnology industry was beneficial. Stock selection within
What is the Fund’s investment objective?	the consumer discretionary sector detracted, but stock selection
The Fund seeks to provide long term capital growth.	within the energy sector was positive.

How did the Fund perform relative to its benchmark for the	The Fund employs discretionary money managers. The Fund’s
fiscal year ended October 31, 2016?	discretionary money managers select the individual portfolio
For the fiscal year ended October 31, 2016, the Fund’s Class A,	securities for the assets assigned to them. Fund assets not
Class C and Class S Shares gained 2.84%, 2.09% and 3.07%,	allocated to discretionary money managers include the Fund’s
respectively. This is compared to the Fund’s benchmark, the S&P	liquidity reserves and assets which may be managed directly by
500® Index, which gained 4.51% during the same period. The	RIM to effect the Fund’s investment strategies and/or to actively
Fund’s performance includes operating expenses, whereas index	manage the Fund’s overall exposures by investing in securities or
returns are unmanaged and do not include expenses of any kind.	other instruments that RIM believes will achieve the desired risk/
return profile for the Fund.
For the fiscal year ended October 31, 2016, the Morningstar®
Large Blend Category, a group of funds that Morningstar considers	With respect to certain of the Fund’s money managers, Jacobs Levy
to have investment strategies similar to those of the Fund, gained	Equity Management, Inc (“Jacobs Levy”) was the best performing
2.12%. This result serves as a peer comparison and is expressed	manager for the period and outperformed its blended benchmark
net of operating expenses.	comprised of the S&P 500® Index (60%), the Russell 1000®
Defensive™ Index (30%), and the Russell Top 200® Value Index
RIM may assign a money manager a specific style or	(10%). Jacobs Levy’s tilt toward mid-capitalization stocks within
capitalization benchmark other than the Fund’s index. However,	its blended benchmark was rewarded. Stock selection within the
the Fund’s primary index remains the benchmark for the Fund	energy sector (an overweight to Devon Energy Corporation and
and is representative of the aggregate of each money manager’s	Marathon Oil Corporation) and within the information technology
benchmark index.	sector (an overweight to Advanced Micro Devices and WMware,
How did the market conditions described in the Market	Inc.) was beneficial to benchmark-relative performance.
Summary report affect the Fund’s performance?	Columbus Circle Investors was the worst performing manager
During the fiscal year, the U.S. large capitalization equity market	for the period and underperformed the Russell 1000® Growth
produced positive returns. Fund exposures included tilts toward	Index. Stock selection within the consumer discretionary sector
value stocks with low price-to-earnings ratios and the financials	(an overweight to Royal Caribbean Cruises and Under Armour)
sector. The Fund was tilted away from less economically sensitive,	detracted. Factor exposures were not rewarded, specifically
interest rate sensitive, high dividend yield, and low beta stocks	tilts toward stocks with above benchmark long term growth
(beta is a measure of a stock’s sensitivity to the direction of	forecasts and stocks with high earnings variability. From a sector
the market) such as utilities, real estate investment trusts, and	perspective, an overweight to consumer discretionary and an
consumer staples. Overall, the market conditions of the first half	underweight to consumer staples held back relative returns.
of the fiscal year had a negative effect on Fund performance as	At the end of December 2015, RIM implemented a 6% strategic
the pace of interest rate increases was slower than the market	allocation to a positioning strategy to seek to achieve the desired
had expected and investors became concerned that the odds of	risk/return profile for the Fund. The positioning strategy utilizes
a recession may be increasing. However, market conditions in	the output from a quantitative model to seek to position the

96 Russell U.S. Large Cap Equity Fund

Russell Investment Company
Russell U.S. Large Cap Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

portfolio to meet RIM’s overall preferred positioning. During	TCW’s excess return potential. Additionally, RIM views TCW as
the period, the positioning strategy was tilted toward larger	a good complement to the Fund’s value manager, Ceredex Value
capitalization value stocks which RIM’s analysis indicates are	Advisors LLC, which focuses on dividend paying stocks.
unusually cheap relative to the broad U.S. equity market and have
moderate beta characteristics. For the portion of the fiscal year	Money Managers as of October 31,
that the positioning strategy was included in the Fund, it slightly	2016	Styles
outperformed the S&P 500® Index. The positioning strategy’s	Ceredex Value Advisors LLC	Value
overweight to stocks with below benchmark valuation ratios was	Columbus Circle Investors	Growth
	Jacobs Levy Equity Management	Market Oriented
beneficial, however an underweight to midcap detracted. Sector	Sustainable Growth Advisers, LP	Growth
allocation decisions were mixed as an overweight to energy was	TCW Asset Management Company	Market Oriented
beneficial, while an overweight to financials detracted.	The views expressed in this report reflect those of the
During the period, RIM used index futures contracts to equitize	portfolio managers only through the end of the period
the Fund’s cash. The decision to equitize the Fund’s cash was	covered by the report. These views do not necessarily
beneficial to Fund performance for the fiscal year as the market	represent the views of RIM, or any other person in RIM or
had a positive absolute return.	any other affiliated organization. These views are subject
to change at any time based upon market conditions or
Describe any changes to the Fund’s structure or the money	other events, and RIM disclaims any responsibility to
manager line-up.	update the views contained herein. These views should not
At the end of December 2015, RIM terminated Institutional	be relied on as investment advice and, because investment
Capital LLC as a discretionary money manager for the Fund	decisions for a Russell Investment Company (“RIC”) Fund
and hired TCW Asset Management Company (“TCW”) as a	are based on numerous factors, should not be relied on as
discretionary money manager due to RIM’s greater conviction in	an indication of investment decisions of any RIC Fund.

* Assumes initial investment on February 6, 2012.

** The Standard & Poor’s 500® Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation to best capture the price performance of a large cross-section of the U.S. publicly traded stock market. The index is structured to approximate the general distribution of industries in the U.S.
economy.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

Russell U.S. Large Cap Equity Fund 97

Russell Investment Company
Russell U.S. Large Cap Equity Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including distribution (12b-1) and/or service fees and other			Performance (5%
Fund expenses. The Example is intended to help you understand		Actual	return before
your ongoing costs (in dollars) of investing in the Fund and to	Class A	Performance	expenses)
Beginning Account Value
compare these costs with the ongoing costs of investing in other	May 1, 2016	$1,000.00	$1,000.00
mutual funds. The Example is based on an investment of $1,000	Ending Account Value
invested at the beginning of the period and held for the entire	October 31, 2016	$1,038.80	$1,019.51
period indicated, which for this Fund is from May 1, 2016 to	Expenses Paid During Period*	$5.74	$5.69

October 31, 2016.	* Expenses are equal to the Fund's annualized expense ratio of 1.12%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
The information in the table under the heading “Actual	year period). May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2016	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2016	$1,034.00	$1,015.74
	Expenses Paid During Period*	$9.56	$9.48
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 1.87%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/366 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period). May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class S	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2016	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2016	$1,039.00	$1,020.76
of other funds.	Expenses Paid During Period*	$4.46	$4.42

* Expenses are equal to the Fund's annualized expense ratio of 0.87%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

98 Russell U.S. Large Cap Equity Fund

Russell Investment Company
Russell U.S. Large Cap Equity Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks - 94.4%			Dr Pepper Snapple Group, Inc.	5,500	483
Consumer Discretionary - 11.7%			Hormel Foods Corp.	1,029	40
Amazon.com, Inc.(Æ)	6,115	4,831	JM Smucker Co. (The)	1,470	193
AutoZone, Inc.(Æ)	1,170	868	Kellogg Co.	6,308	474
Brinker International, Inc.	1,900	94	Kraft Heinz Co. (The)	10,333	919
Carnival Corp.	1,300	64	Kroger Co. (The)	20,376	631
Chipotle Mexican Grill, Inc. Class A(Æ)	3,328	1,201	Mondelez International, Inc. Class A	55,035	2,473
Coach, Inc.	21,271	763	Monster Beverage Corp.(Æ)	315	45
Comcast Corp. Class A	75,402	4,664	PepsiCo, Inc.	30,846	3,306
Costco Wholesale Corp.	4,010	593	Philip Morris International, Inc.	21,280	2,052
Coty, Inc. Class A(Æ)	3,573	82	Pinnacle Foods, Inc.	4,400	226
Dana, Inc.	55,400	858	Procter & Gamble Co. (The)	60,514	5,254
Dollar General Corp.	383	26	Reynolds American, Inc.	4,898	270
Dollar Tree, Inc.(Æ)	6,877	520	Sanderson Farms, Inc.	300	27
Domino's Pizza, Inc.	1,850	313	Sysco Corp.	26,568	1,279
eBay, Inc.(Æ)	20,200	575	United Natural Foods, Inc.(Æ)	1,500	63
Estee Lauder Cos., Inc. (The) Class A	2,300	200	Walgreens Boots Alliance, Inc.	3,500	290
Ford Motor Co.	72,794	854	Whole Foods Market, Inc.	40,454	1,144
General Motors Co.	30,869	975
Harman International Industries, Inc.	5,000	399			27,177
Home Depot, Inc. (The)	13,290	1,621
JC Penney Co., Inc.(Æ)	152,500	1,310	Energy - 7.7%
			Anadarko Petroleum Corp.	2,400	143
Lennar Corp. Class A	30,700	1,280	Antero Resources Corp.(Æ)	11,200	296
Lowe's Cos., Inc.	23,230	1,548	Baker Hughes, Inc.	34,900	1,933
Macy's, Inc.	30,476	1,112	Chesapeake Energy Corp.(Æ)	32,700	180
McDonald's Corp.	484	54	Chevron Corp.	52,260	5,475
Michael Kors Holdings, Ltd.(Æ)	2,200	112	Core Laboratories NV	8,347	809
Murphy USA, Inc.(Æ)	1,300	89	Diamondback Energy, Inc.(Æ)	4,956	452
Netflix, Inc.(Æ)	3,486	435	EOG Resources, Inc.	28,193	2,549
Newell Brands, Inc.	13,700	658	Exxon Mobil Corp.	65,653	5,470
News Corp. Class A	44,300	537	FMC Technologies, Inc.(Æ)	3,500	113
Nike, Inc. Class B	30,516	1,531	HollyFrontier Corp.	5,800	145
NVR, Inc.(Æ)	149	227	Laredo Petroleum, Inc.(Æ)	9,100	108
Office Depot, Inc.	4,700	15	Nabors Industries, Ltd.	59,814	712
Panera Bread Co. Class A(Æ)	3,834	731	Newfield Exploration Co.(Æ)	14,600	593
Priceline Group, Inc. (The)(Æ)	993	1,464	Noble Energy, Inc.	9,500	327
Royal Caribbean Cruises, Ltd.	9,877	759	Occidental Petroleum Corp.	17,686	1,290
Starbucks Corp.	43,666	2,318	Phillips 66	1,508	122
Target Corp.	2,159	148	Pioneer Natural Resources Co.	7,188	1,287
Time Warner, Inc.	1,049	93	QEP Resources, Inc.(Æ)	7,200	116
TJX Cos., Inc.	19,237	1,418	Royal Dutch Shell PLC Class B - ADR	34,530	1,806
Twenty-First Century Fox, Inc. Class A	15,437	405	Schlumberger, Ltd.	40,678	3,183
Twenty-First Century Fox, Inc. Class B	825	22	Valero Energy Corp.	7,840	465
Ulta Salon Cosmetics & Fragrance, Inc.(Æ)	7,175	1,746
VF Corp.	456	25			27,574
Visteon Corp.	700	49
Wal-Mart Stores, Inc.	28,514	1,996	Financial Services – 20.9%
Walt Disney Co. (The)	21,169	1,963	Aflac, Inc.	559	38
Wynn Resorts, Ltd.	5,664	536	Alliance Data Systems Corp.	4,768	975
			Allstate Corp. (The)	34,537	2,346
		42,082	American Equity Investment Life Holding
			Co.	2,000	36
Consumer Staples - 7.6%			American Express Co.	3,104	206
Altria Group, Inc.	823	54	American International Group, Inc.	12,162	750
Archer-Daniels-Midland Co.	19,461	848	American Tower Corp.(ö)	887	104
Brown-Forman Corp. Class B - ADR	3,900	180	Aon PLC	10,053	1,114
Campbell Soup Co.	25,509	1,386	Aspen Insurance Holdings, Ltd.	3,700	179
Coca-Cola Co. (The)	5,020	213	Assurant, Inc.	3,000	242
Colgate-Palmolive Co.	20,220	1,443	AvalonBay Communities, Inc.(ö)	579	99
ConAgra Foods, Inc.	35,741	1,722	Axis Capital Holdings, Ltd.	1,600	91
Constellation Brands, Inc. Class A	4,855	811	Bank of America Corp.	2,700	45
CVS Health Corp.	16,070	1,351

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Large Cap Equity Fund 99

Russell Investment Company
Russell U.S. Large Cap Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
Bank of New York Mellon Corp. (The)	5,671	246	Health Care - 12.7%
BB&T Corp.	4,052	159	Abbott Laboratories	1,999	78
Berkshire Hathaway, Inc. Class B(Æ)	10,845	1,565	AbbVie, Inc.	420	23
BlackRock, Inc. Class A	6,431	2,193	Aetna, Inc.	466	50
Capital One Financial Corp.	8,400	622	Agilent Technologies, Inc.	44,363	1,933
Chubb, Ltd.	15,837	2,012	Agios Pharmaceuticals, Inc.(Æ)	600	29
Citigroup, Inc.	94,962	4,666	Allergan PLC(Æ)	674	141
Citizens Financial Group, Inc.	23,300	614	Allscripts Healthcare Solutions, Inc.(Æ)	12,500	150
CME Group, Inc. Class A	931	93	AmerisourceBergen Corp. Class A	6,280	442
Crown Castle International Corp.(ö)	17,046	1,550	Amgen, Inc.	14,436	2,038
Discover Financial Services	1,764	99	Anthem, Inc.	19,311	2,353
E*Trade Financial Corp.(Æ)	9,400	265	Baxter International, Inc.	808	39
East West Bancorp, Inc.	2,500	99	Becton Dickinson and Co.	278	47
Ecolab, Inc.	13,118	1,498	Biogen, Inc.(Æ)	2,749	771
Equifax, Inc.	4,966	616	Boston Scientific Corp.(Æ)	30,500	671
Equinix, Inc. Class(ö)	4,238	1,513	Bristol-Myers Squibb Co.	22,600	1,151
Equity Residential(ö)	3,784	234	Bruker Corp.	4,000	82
Everest Re Group, Ltd.	1,300	265	Cardinal Health, Inc.	19,233	1,321
FactSet Research Systems, Inc.	960	149	Celgene Corp.(Æ)	11,223	1,147
Federal Realty Investment Trust(ö)	340	49	Centene Corp.(Æ)	3,300	206
Fidelity National Information Services, Inc.	8,396	621	Cerner Corp.(Æ)	27,694	1,621
FleetCor Technologies, Inc.(Æ)	17,385	3,047	Cigna Corp.	22,700	2,697
Franklin Resources, Inc.	807	27	CR Bard, Inc.	2,320	503
General Growth Properties, Inc.(ö)	866	22	DaVita, Inc.(Æ)	2,000	117
Goldman Sachs Group, Inc. (The)	4,896	873	DexCom, Inc.(Æ)	8,012	627
Hanover Insurance Group, Inc. (The)	2,200	168	Edwards Lifesciences Corp.(Æ)	13,900	1,324
Hartford Financial Services Group, Inc.	69,030	3,045	Eli Lilly & Co.	24,380	1,800
Intercontinental Exchange, Inc.	5,191	1,404	Endo International PLC(Æ)	9,500	178
Jones Lang LaSalle, Inc.	7,700	746	Express Scripts Holding Co.(Æ)	903	61
JPMorgan Chase & Co.	74,023	5,124	Gilead Sciences, Inc.	29,140	2,146
Lincoln National Corp.	6,500	319	Henry Schein, Inc.(Æ)	1,710	255
M&T Bank Corp.	3,740	459	Humana, Inc.	197	34
Marsh & McLennan Cos., Inc.	1,788	114	Impax Laboratories, Inc.(Æ)	2,300	46
Mastercard, Inc. Class A	29,719	3,181	Intuitive Surgical, Inc.(Æ)	2,719	1,828
MetLife, Inc.	43,131	2,025	Johnson & Johnson	49,880	5,784
Morgan Stanley	1,279	43	LifePoint Health, Inc.(Æ)	8,500	509
Northern Trust Corp.	7,300	529	McKesson Corp.	3,952	502
PNC Financial Services Group, Inc. (The)	17,483	1,672	Medtronic PLC	3,084	253
Principal Financial Group, Inc.	8,300	453	Merck & Co., Inc.	39,643	2,328
Progressive Corp. (The)	40,572	1,278	Molina Healthcare, Inc.(Æ)	2,200	120
Prologis, Inc.(ö)	693	36	Novo Nordisk A/S - ADR	22,114	786
Prudential Financial, Inc.	1,725	147	Patterson Cos., Inc.	2,200	94
Public Storage(ö)	7,647	1,634	Pfizer, Inc.	87,880	2,786
Reinsurance Group of America, Inc. Class A	2,300	248	Regeneron Pharmaceuticals, Inc.(Æ)	3,422	1,180
Simon Property Group, Inc.(ö)	6,044	1,124	St. Jude Medical, Inc.	265	21
State Street Corp.	29,163	2,048	Stryker Corp.	8,353	964
SunTrust Banks, Inc.	14,100	638	Thermo Fisher Scientific, Inc.	6,800	1,000
Synchrony Financial	42,789	1,223	UnitedHealth Group, Inc.	20,612	2,913
Travelers Cos., Inc. (The)	16,852	1,823	Veeva Systems, Inc. Class A(Æ)	1,100	43
US Bancorp	59,758	2,674	Vertex Pharmaceuticals, Inc.(Æ)	5,168	392
Vantiv, Inc. Class A(Æ)	5,600	327	Zimmer Biomet Holdings, Inc.	224	24
Visa, Inc. Class A	51,894	4,282	Zoetis, Inc. Class A	403	19
Voya Financial, Inc.	31,800	971			45,627
Wells Fargo & Co.	107,997	4,969
Welltower, Inc.(ö)	465	32	Materials and Processing - 2.4%
Willis Towers Watson PLC	8,694	1,095	Acuity Brands, Inc.	1,027	230
XL Group, Ltd.	7,600	264	AdvanSix, Inc.(Æ)	40	1
Zions Bancorporation	41,300	1,330	Air Products & Chemicals, Inc.	254	34
		74,747	Albemarle Corp.	4,748	397
			Allegheny Technologies, Inc.	30,100	411

See accompanying notes which are an integral part of the financial statements.

100 Russell U.S. Large Cap Equity Fund

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Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
AptarGroup, Inc.	2,100	150	Textron, Inc.	49,100	1,967
Domtar Corp.	700	25	Union Pacific Corp.	1,279	113
Dow Chemical Co. (The)	46,446	2,498	United Continental Holdings, Inc.(Æ)	495	28
EI du Pont de Nemours & Co.	1,510	104	United Parcel Service, Inc. Class B	648	70
International Flavors & Fragrances, Inc.	426	56	United Technologies Corp.	17,078	1,745
LyondellBasell Industries NV Class A	1,098	87	Waste Management, Inc.	2,747	180
Masco Corp.	24,795	766	WESCO International, Inc.(Æ)	2,600	141
Monsanto Co.	573	58	Xerox Corp.	46,800	457
Platform Specialty Products Corp.(Æ)	1,700	12			32,390
PPG Industries, Inc.	14,652	1,364
Praxair, Inc.	483	57	Technology - 17.6%
Sealed Air Corp.	24,900	1,135	Activision Blizzard, Inc.	27,743	1,198
Sherwin-Williams Co. (The)	2,041	500	Advanced Micro Devices, Inc.(Æ)	49,600	359
Versum Materials, Inc.(Æ)	127	3	Alphabet, Inc. Class A(Æ)	2,803	2,270
WestRock Co.	12,600	582	Alphabet, Inc. Class C(Æ)	6,514	5,110
		8,470	Apple, Inc.	46,240	5,249
			Applied Materials, Inc.	117,756	3,424
Producer Durables - 9.0%			Arista Networks, Inc.(Æ)	700	59
3M Co.	809	134	Arrow Electronics, Inc.(Æ)	2,920	178
Accenture PLC Class A	8,027	933	Avnet, Inc.	17,700	743
Adient PLC(Æ)	6,640	302	Broadcom, Ltd.	5,356	912
American Airlines Group, Inc.	827	34	Brocade Communications Systems, Inc.	7,800	83
AO Smith Corp.	1,100	50	Cisco Systems, Inc.	121,854	3,739
Automatic Data Processing, Inc.	14,535	1,265	Cognizant Technology Solutions Corp. Class
Babcock & Wilcox Co. (The) Class W(Æ)	15,400	604	A(Æ)	1,202	62
Boeing Co. (The)	7,277	1,037	Corning, Inc.	71,566	1,626
Caterpillar, Inc.	1,488	124	Cypress Semiconductor Corp.	82,600	824
CH Robinson Worldwide, Inc.	3,300	225	Dell Technologies, Inc. - VMware Inc Class
CSX Corp.	49,184	1,501	V(Æ)	586	29
Danaher Corp.	790	62	EchoStar Corp. Class A(Æ)	100	5
Deere & Co.	865	76	Electronic Arts, Inc.(Æ)	410	32
Delta Air Lines, Inc.	22,254	929	Facebook, Inc. Class A(Æ)	23,654	3,098
Eaton Corp. PLC	1,706	109	Finisar Corp.(Æ)	2,066	57
Emerson Electric Co.	1,952	99	Fortinet, Inc.(Æ)	1,300	42
EnerSys	900	59	Gartner, Inc.(Æ)	2,900	250
Esterline Technologies Corp.(Æ)	800	59	Hewlett Packard Enterprise Co.	9,003	202
Expeditors International of Washington, Inc.	11,800	607	HP, Inc.	62,208	902
FedEx Corp.	13,171	2,296	Intel Corp.	137,034	4,777
General Dynamics Corp.	572	86	International Business Machines Corp.	1,164	179
General Electric Co.	169,649	4,936	Juniper Networks, Inc.	29,300	772
Genpact, Ltd.(Æ)	700	16	KLA-Tencor Corp.	6,700	503
Honeywell International, Inc.	15,469	1,697	Lam Research Corp.	9,296	900
Illinois Tool Works, Inc.	638	72	Leidos Holdings, Inc.	5,335	222
Itron, Inc.(Æ)	900	49	Mentor Graphics Corp.	6,200	179
Johnson Controls International PLC	66,403	2,678	Micron Technology, Inc.(Æ)	74,900	1,286
Kansas City Southern	7,881	692	Microsoft Corp.	122,053	7,313
L-3 Communications Holdings, Inc.	6,140	841	NetApp, Inc.	20,600	699
Landstar System, Inc.	2,700	192	Nuance Communications, Inc.(Æ)	12,700	178
Lockheed Martin Corp.	2,276	560	NXP Semiconductors NV(Æ)	7,133	713
ManpowerGroup, Inc.	4,600	353	ON Semiconductor Corp.(Æ)	32,900	384
Norfolk Southern Corp.	1,298	121	Oracle Corp.	70,823	2,721
Northrop Grumman Corp.	5,232	1,199	QUALCOMM, Inc.	4,022	276
Pentair PLC	14,600	805	Red Hat, Inc.(Æ)	27,000	2,091
Quanta Services, Inc.(Æ)	12,900	371	Salesforce.com, Inc.(Æ)	19,494	1,465
Raytheon Co.	3,819	522	SAP SE - ADR	14,798	1,300
Robert Half International, Inc.	7,300	273	Seagate Technology PLC	8,400	288
S&P Global, Inc.	5,133	625	Synaptics, Inc.(Æ)	500	26
Southwest Airlines Co.	1,472	59	Synopsys, Inc.(Æ)	5,800	344
Stericycle, Inc.(Æ)	900	72	Tableau Software, Inc. Class A(Æ)	6,200	298
Terex Corp.	40,400	965	TE Connectivity, Ltd.	507	32

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Large Cap Equity Fund 101

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Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)
	Principal		Fair
	Amount ($) or		Value
	Shares		$
Tech Data Corp.(Æ)	5,500		424
Texas Instruments, Inc.	16,680		1,182
Twitter, Inc.(Æ)	3,900		70
VeriFone Systems, Inc.(Æ)	24,800		384
Verint Systems, Inc.(Æ)	1,800		65
Viavi Solutions, Inc. Class W(Æ)	13,600		97
VMware, Inc. Class A(Æ)	12,500		983
Western Digital Corp.	34,860		2,037
Yahoo!, Inc.(Æ)	372		15
Yelp, Inc. Class A(Æ)	500		16
Zynga, Inc. Class A(Æ)	129,900		365
			63,037

Utilities - 4.8%
AES Corp.	81,700		962
Ameren Corp.	4,900		245
American Electric Power Co., Inc.	16,247		1,053
American Water Works Co., Inc.	1,100		81
AT&T, Inc.	108,185		3,979
Consolidated Edison, Inc.	679		51
Dominion Resources, Inc.	2,963		223
DTE Energy Co.	2,000		192
Duke Energy Corp.	8,820		706
Edison International	8,158		599
Entergy Corp.	4,000		295
Eversource Energy	3,500		193
Exelon Corp.	6,416		219
FirstEnergy Corp.	8,600		295
Hawaiian Electric Industries, Inc.	3,760		111
NextEra Energy, Inc.	14,237		1,821
PG&E Corp.	9,210		572
Pinnacle West Capital Corp.	3,200		244
PPL Corp.	9,766		336
Public Service Enterprise Group, Inc.	6,134		258
RingCentral, Inc. Class A(Æ)	1,300		27
Sempra Energy	892		96
Southern Co. (The)	13,954		720
US Cellular Corp.(Æ)	700		25
Verizon Communications, Inc.	81,526		3,921
Xcel Energy, Inc.	1,482		62
			17,286

Total Common Stocks
(cost $293,944)			338,390

Short-Term Investments - 5.4%
Russell U.S. Cash Management Fund	19,445,380	(8)	19,449
Total Short-Term Investments
(cost $19,447)			19,449

Total Investments 99.8%
(identified cost $313,391)			357,839

Other Assets and Liabilities, Net
- 0.2%			526
Net Assets - 100.0%			358,365

See accompanying notes which are an integral part of the financial statements.

102 Russell U.S. Large Cap Equity Fund

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Russell U.S. Large Cap Equity Fund

Schedule of Investments, continued — October 31, 2016

Futures Contracts
Amounts in thousands (except contract amounts)
							Unrealized
							Appreciation
			Number of	Notional		Expiration	(Depreciation)
			Contracts	Amount		Date	$
Long Positions
S&P 500 E-Mini Index Futures			141	USD	14,947	12/16	(165)
S&P Consumer Discretionary Select Sector Index Futures			41	USD	2,167	12/16	(40)
S&P E-Mini Industrial Select Sector Index Futures			37	USD	2,109	12/16	(41)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							(246)

Presentation of Portfolio Holdings
Amounts in thousands
Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)		Total	% of Net Assets
Common Stocks
Consumer Discretionary	$42,082	$—	$—		$—	$42,082	11.7
Consumer Staples	27,177	—	—		—	27,177	7.6
Energy	27,574	—	—		—	27,574	7.7
Financial Services	74,747	—	—		—	74,747	20.9
Health Care	45,627	—	—		—	45,627	12.7
Materials and Processing	8,470	—	—		—	8,470	2.4
Producer Durables	32,390	—	—		—	32,390	9.0
Technology	63,037	—	—		—	63,037	17.6
Utilities	17,286	—	—		—	17,286	4.8
Short-Term Investments	—	—	—		19,449	19,449	5.4
Total Investments	338,390	—	—		19,449	357,839	99.8
Other Assets and Liabilities, Net							0.2
							100.0
Other Financial Instruments
Futures Contracts	(246)	—	—		—	(246)	(0.1)
Total Other Financial Instruments*	$(246)	$—	$—		$—	$(246)

* Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Large Cap Equity Fund 103

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Fair Value of Derivative Instruments — October 31, 2016

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$246

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$1,909

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(1,383)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

104 Russell U.S. Large Cap Equity Fund

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Russell U.S. Large Cap Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2016

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$10	$—	$10
Total Financial and Derivative Assets		10	—	10
Financial and Derivative Assets not subject to a netting agreement		(10)	—	(10)
Total Financial and Derivative Assets subject to a netting agreement		$—	$—	$—

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$26	$—	$26
Total Financial and Derivative Liabilities		26	—	26
Financial and Derivative Liabilities not subject to a netting agreement		(26)	—	(26)
Total Financial and Derivative Liabilities subject to a netting agreement		$—	$—	$—

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Large Cap Equity Fund 105

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Russell U.S. Large Cap Equity Fund

Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$313,391
Investments, at fair value(>)	357,839
Cash (restricted)(a)	1,019
Receivables:
Dividends and interest	594
Dividends from affiliated Russell funds	9
Investments sold	2,125
Fund shares sold	370
Variation margin on futures contracts	10
Total assets	361,966

Liabilities
Payables:
Investments purchased	3,108
Fund shares redeemed	121
Accrued fees to affiliates	244
Other accrued expenses	102
Variation margin on futures contracts	26
Total liabilities	3,601

Net Assets	$358,365

See accompanying notes which are an integral part of the financial statements.

106 Russell U.S. Large Cap Equity Fund

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Russell U.S. Large Cap Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$406
Accumulated net realized gain (loss)	10,172
Unrealized appreciation (depreciation) on:
Investments	44,448
Futures contracts	(246)
Shares of beneficial interest	289
Additional paid-in capital	303,296
Net Assets	$358,365

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$12.37
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$13.12
Class A — Net assets	$9,854,601
Class A — Shares outstanding ($.01 par value)	796,757
Net asset value per share: Class C(#)	$12.32
Class C — Net assets	$1,415,012
Class C — Shares outstanding ($.01 par value)	114,825
Net asset value per share: Class S(#)	$12.40
Class S — Net assets	$347,095,394
Class S — Shares outstanding ($.01 par value)	27,982,645
Amounts in thousands
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$19,449

(a) Cash Collateral for Futures	$1,019
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Large Cap Equity Fund 107

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Russell U.S. Large Cap Equity Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Dividends	$7,602
Dividends from affiliated Russell funds	73
Total investment income	7,675

Expenses
Advisory fees	2,609
Administrative fees	180
Custodian fees(1)	149
Distribution fees - Class A	22
Distribution fees - Class C	11
Transfer agent fees - Class A	18
Transfer agent fees - Class C	3
Transfer agent fees - Class S	724
Professional fees	56
Registration fees	51
Shareholder servicing fees - Class C	4
Trustees’ fees	13
Printing fees	31
Miscellaneous	16
Expenses before reductions	3,887
Expense reductions	(609)
Net expenses	3,278
Net investment income (loss)	4,397

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	12,265
Futures contracts	1,909
Net realized gain (loss)	14,174
Net change in unrealized appreciation (depreciation) on:
Investments	(7,103)
Futures contracts	(1,383)
Net change in unrealized appreciation (depreciation)	(8,486)
Net realized and unrealized gain (loss)	5,688
Net Increase (Decrease) in Net Assets from Operations	$10,085

(1) Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 10 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

108 Russell U.S. Large Cap Equity Fund

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Russell U.S. Large Cap Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,397	$4,132
Net realized gain (loss)	14,174	31,040
Net change in unrealized appreciation (depreciation)	(8,486)	(15,374)
Net increase (decrease) in net assets from operations	10,085	19,798

Distributions
From net investment income
Class A	(81)	(57)
Class C	(3)	(1)
Class S	(4,077)	(4,041)
From net realized gain
Class A	(735)	(667)
Class C	(129)	(127)
Class S	(31,697)	(38,071)
Net decrease in net assets from distributions	(36,722)	(42,964)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(28,010)	1,606
Total Net Increase (Decrease) in Net Assets	(54,647)	(21,560)

Net Assets
Beginning of period	413,012	434,572
End of period	$358,365	$413,012
Undistributed (overdistributed) net investment income included in net assets	$406	$207

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Large Cap Equity Fund 109

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Russell U.S. Large Cap Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	241	$2,955	216	$2,862
Proceeds from reinvestment of distributions	69	816	55	724
Payments for shares redeemed	(210)	(2,568)	(86)	(1,155)
Net increase (decrease)	100	1,203	185	2,431
Class C
Proceeds from shares sold	89	1,054	56	739
Proceeds from reinvestment of distributions	11	131	10	128
Payments for shares redeemed	(94)	(1,138)	(57)	(743)
Net increase (decrease)	6	47	9	124
Class S
Proceeds from shares sold	4,014	48,729	4,498	59,846
Proceeds from reinvestment of distributions	3,016	35,764	3,187	42,107
Payments for shares redeemed	(9,345)	(113,753)	(7,770)	(102,902)
Net increase (decrease)	(2,315)	(29,260)	(85)	(949)
Total increase (decrease)	(2,209)	$(28,010)	109	$1,606

See accompanying notes which are an integral part of the financial statements.

110 Russell U.S. Large Cap Equity Fund

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Russell Investment Company
Russell U.S. Large Cap Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2016	13.25	.11	.20	.31	(.11)	(1.08)
October 31, 2015	13.99	.09	.52	.61	(.09)	(1.26)
October 31, 2014	13.27	.12	1.63	1.75	(.13)	(.90)
October 31, 2013	10.52	.06	2.85	2.91	(.11)	(.05)
October 31, 2012(1)	10.00	.05	.53	.58	(.06)	—

Class C
October 31, 2016	13.20	.02	.20	.22	(.02)	(1.08)
October 31, 2015	13.96	(.01)	.51	.50	—(f)	(1.26)
October 31, 2014	13.25	.02	1.63	1.65	(.04)	(.90)
October 31, 2013	10.51	—(f)	2.82	2.82	(.03)	(.05)
October 31, 2012(1)	10.00	—(f)	.52	.52	(.01)	—

Class S
October 31, 2016	13.28	.15	.19	.34	(.14)	(1.08)
October 31, 2015	14.02	.13	.51	.64	(.12)	(1.26)
October 31, 2014	13.29	.16	1.63	1.79	(.16)	(.90)
October 31, 2013	10.52	.13	2.82	2.95	(.13)	(.05)
October 31, 2012(1)	10.00	.07	.52	.59	(.07)	—

See accompanying notes which are an integral part of the financial statements.

112 Russell U.S. Large Cap Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

(1.19)	12.37	2.84	9,855	1.28	1.12	.94	92
(1.35)	13.25	4.47	9,233	1.26	1.12	.69	84
(1.03)	13.99	13.85	7,166	1.26	1.12	.93	81
(.16)	13.27	27.93	4,509	1.28	1.12	.48	84
(.06)	10.52	5.76	1,037	1.28	1.11	.64	55

(1.10)	12.32	2.09	1,415	2.03	1.87	.19	92
(1.26)	13.20	3.61	1,432	2.01	1.87	(.06)	84
(.94)	13.96	13.06	1,394	2.01	1.87	.18	81
(.08)	13.25	26.99	838	2.03	1.87	.02	84
(.01)	10.51	5.17	367	2.11	1.86	(.01)	55

(1.22)	12.40	3.07	347,095	1.03	.87	1.19	92
(1.38)	13.28	4.70	402,347	1.01	.87	.95	84
(1.06)	14.02	14.17	426,012	1.01	.87	1.20	81
(.18)	13.29	28.35	343,541	1.03	.87	1.06	84
(.07)	10.52	5.85	240,454	1.11	.86	.96	55

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Large Cap Equity Fund 113

Russell Investment Company
Russell U.S. Large Cap Equity Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Advisory fees	$162,946
Administration fees	14,895
Distribution fees	3,009
Shareholder servicing fees	303
Transfer agent fees	61,601
Trustee fees	1,297
$244,051

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
Russell U.S. Cash Management Fund	$20,691	$170,111	$171,359	$1	$5	$19,449	$73	$—
	$20,691	$170,111	$171,359	$1	$5	$19,449	$73	$—

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$317,162,634
Unrealized Appreciation	$47,182,600
Unrealized Depreciation	(6,506,072)
Net Unrealized Appreciation (Depreciation)	$40,676,528
Undistributed Ordinary Income	$359,701
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$13,743,362
Tax Composition of Distributions
Ordinary Income	$8,149,703
Long-Term Capital Gains	$28,572,325

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transaction, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$(37)
Accumulated net realized gain (loss)	37
Additional paid-in capital	—

See accompanying notes which are an integral part of the financial statements.

114 Russell U.S. Large Cap Equity Fund

Russell Investment Company
Russell U.S. Mid Cap Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

Russell U.S. Mid Cap Equity Fund - Class A‡			Russell U.S. Mid Cap Equity Fund - Class S
	Total			Total
	Return			Return
1 Year	(2.97)%		1 Year	3.26%
Inception*	8.70	%§	Inception*	10.36	%§

Russell U.S. Mid Cap Equity Fund - Class C			Russell Midcap® Index**
	Total			Total
	Return			Return
1 Year	2.19%		1 Year	4.17%
Inception*	9.26	%§	Inception*	11.93	%§

Russell U.S. Mid Cap Equity Fund 115

Russell Investment Company
Russell U.S. Mid Cap Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The Russell U.S. Mid Cap Equity Fund (the “Fund”) employs	Over the period, the Fund maintained exposure to securities
a multi-manager approach whereby portions of the Fund are	towards the bottom end of the capitalization opportunity set that
allocated to different money manager strategies. Fund assets not	were trading at discounted valuations, as well as companies with
allocated to money managers are managed by Russell Investment	lower levels of financial leverage. The Fund’s capitalization tilt
Management, LLC (“RIM”), the Fund’s advisor. RIM may change	detracted from performance. However, the value positioning was
the allocation of the Fund’s assets among money managers at	additive and offset further negative performance as value stocks
any time. An exemptive order from the Securities and Exchange	outperformed growth stocks.
Commission (“SEC”) permits RIM to engage or terminate a money	From a sector standpoint, the expectation for a slow growth U.S.
manager at any time, subject to approval by the Fund’s Board,	economic environment led to the Fund’s overweight in several
without a shareholder vote. Pursuant to the terms of the exemptive	sectors such as technology and industrials, as well as an avoidance
order, the Fund is required to notify its shareholders within 90	of sectors that are traditionally considered to be interest rate
days of when a money manager begins providing services. As of	sensitive such as real estate. The impact of this sector positioning
October 31, 2016, the Fund had three money managers.	on performance was negative as interest rate sensitive pockets
What is the Fund’s investment objective?	outperformed. Underperforming holdings within the financials
The Fund seeks to provide long term capital growth.	and materials sectors also detracted from performance.

How did the Fund perform relative to its benchmark for the	How did the investment strategies and techniques employed
fiscal year ended October 31, 2016?	by the Fund and its money managers affect its benchmark-
For the fiscal year ended October 31, 2016, the Fund’s Class A,	relative performance?
Class C and Class S Shares gained 2.94%, 2.19% and 3.26%,	The Fund employs discretionary money managers. The Fund’s
respectively. This is compared to the Fund’s benchmark, the	discretionary money managers select the individual portfolio
Russell Midcap® Index, which gained 4.17% during the same	securities for the assets assigned to them. RIM manages the
period. The Fund’s performance includes operating expenses,	portion of the Fund’s assets that RIM determines not to allocate
whereas index returns are unmanaged and do not include	to the money managers. Assets not allocated to managers include
expenses of any kind.	the Fund’s liquidity reserves and assets which may be managed directly by RIM to effect the Fund’s investment strategies and/or
For the fiscal year ended October 31, 2016, the Morningstar® Mid-	to actively manage the Fund’s overall portfolio characteristics to
Cap Blend Category, a group of funds that Morningstar considers	seek to achieve the desired risk/return profile for the Fund.
to have investment strategies similar to those of the Fund, gained
2.03%. This result serves as a peer comparison and is expressed	With respect to certain of the Fund’s money managers, Jacobs
net of operating expenses.	Levy Equity Management, Inc. was the strongest performing
money manager for the fiscal year and outperformed its blended
RIM may assign a money manager a specific style or	benchmark which consists of 60% the Russell Midcap® Value
capitalization benchmark other than the Fund’s index. However,	Index and 40% the Russell Midcap® Defensive Index. A tilt
the Fund’s primary index remains the benchmark for the Fund	towards companies with lower valuations was additive. A
and is representative of the aggregate of each money manager’s	preference for higher momentum stocks also positively impacted
benchmark index	performance.
How did the market conditions described in the Market	Elk Creek Partners, LLC faced the strongest headwinds over
Summary report affect the Fund’s performance?	the fiscal year and underperformed the Russell Midcap®
The fiscal year ended October 31, 2016 saw the Fund underperform	Growth Index. Stock selection was the primary detractor with
the Russell Midcap® Index. Through the end of 2015 into mid-	underperforming holdings within the health care and technology
February 2016, markets sold off as recessionary fears spiked on	sectors negatively impacting performance.
the back of weak business surveys, a lackluster U.S. earnings	During the period, RIM utilized a positioning strategy to control
season, and concerns surrounding the global economy. From	Fund-level exposures and risks through the purchase of a stock
February, markets reversed and rallied in tandem with commodity	portfolio. Using the output from a quantitative model, the strategy
prices as economic data strengthened. In the back half of 2016,	seeks to position the portfolio to meet RIM’s overall preferred
although uncertainty surrounding the political landscape and	positioning with respect to Fund exposures. Over the period, the
Brexit led to heightened market volatility, markets ended higher	positioning strategy was designed to provide lower capitalization
for the fiscal year.	and volatility exposure, and higher profitability exposure relative to the Fund’s benchmark in order to manage Fund-level risk.

116 Russell U.S. Mid Cap Equity Fund

Russell Investment Company
Russell U.S. Mid Cap Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The positioning strategy underperformed the Russell Midcap®	Money Managers as of October 31,
Index for the fiscal year. An overweight to the consumer	2016	Styles
discretionary sector was penalized as was an overweight to
	Ceredex Value Advisors, LLC	Mid Cap Value
securities towards the bottom end of the benchmark capitalization,	Elk Creek Partners, LLC	Mid Cap Growth
as small cap stocks underperformed mid cap stocks. A preference	Jacobs Levy Equity Management, Inc.	Mid Cap Value/Defensive
for stocks with lower price volatility was also a headwind.	The views expressed in this report reflect those of the
During the period, RIM equitized the Fund’s cash using index	portfolio managers only through the end of the period
futures contracts to provide the Fund with full market exposure.	covered by the report. These views do not necessarily
This had a positive impact on the Fund’s performance.	represent the views of RIM, or any other person in RIM or
any other affiliated organization. These views are subject
Describe any changes to the Fund’s structure or the money	to change at any time based upon market conditions or
manager line-up.	other events, and RIM disclaims any responsibility to
In July 2016, RIM converted Jacob Levy’s mandate from being	update the views contained herein. These views should not
managed to a blended benchmark which consisted of 50% the	be relied on as investment advice and, because investment
Russell Midcap® Index and 50% the Russell Midcap® Value	decisions for a Russell Investment Company (“RIC”) Fund
Index to 60% the Russell Midcap® Value Index and 40% the	are based on numerous factors, should not be relied on as
Russell Midcap® Defensive Index. This change was made in	an indication of investment decisions of any RIC Fund.
order to seek to improve the Fund’s excess return potential.

* Assumes initial investment on February 6, 2012.

** Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000®
Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

Russell U.S. Mid Cap Equity Fund 117

Russell Investment Company
Russell U.S. Mid Cap Equity Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including distribution (12b-1) and/or service fees and other			Performance (5%
Fund expenses. The Example is intended to help you understand		Actual	return before
your ongoing costs (in dollars) of investing in the Fund and to	Class A	Performance	expenses)
Beginning Account Value
compare these costs with the ongoing costs of investing in other	May 1, 2016	$1,000.00	$1,000.00
mutual funds. The Example is based on an investment of $1,000	Ending Account Value
invested at the beginning of the period and held for the entire	October 31, 2016	$1,033.40	$1,019.00
period indicated, which for this Fund is from May 1, 2016 to	Expenses Paid During Period*	$6.24	$6.19

October 31, 2016.	* Expenses are equal to the Fund's annualized expense ratio of 1.22%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
The information in the table under the heading “Actual	year period). May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2016	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2016	$1,029.90	$1,015.23
	Expenses Paid During Period*	$10.05	$9.98
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 1.97%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/366 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period). May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class S	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2016	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2016	$1,035.40	$1,020.26
of other funds.	Expenses Paid During Period*	$4.96	$4.93

* Expenses are equal to the Fund's annualized expense ratio of 0.97%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

118 Russell U.S. Mid Cap Equity Fund

Russell Investment Company
Russell U.S. Mid Cap Equity Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks - 95.9%			Six Flags Entertainment Corp.	2,764	154
Consumer Discretionary - 12.7%			Tenneco, Inc.(Æ)	3,487	192
Aaron's, Inc. Class A	11,600	287	Thor Industries, Inc.	3,304	262
Advance Auto Parts, Inc.	1,982	278	Toll Brothers, Inc.(Æ)	8,233	226
Aramark	6,049	225	Tractor Supply Co.	2,408	151
AutoZone, Inc.(Æ)	660	490	Ulta Salon Cosmetics & Fragrance, Inc.(Æ)	1,283	312
Bed Bath & Beyond, Inc.	5,700	230	Vail Resorts, Inc.	2,230	355
Brinker International, Inc.	4,600	226	Viacom, Inc. Class B	1,429	54
Brunswick Corp.	3,100	135	Wyndham Worldwide Corp.	1,013	67
Carter's, Inc.	1,470	127
Churchill Downs, Inc.	2,350	320			18,939
Cinemark Holdings, Inc.	5,894	235
ClubCorp Holdings, Inc.	16,676	193	Consumer Staples - 4.5%
			Brown-Forman Corp. Class B - ADR	7,600	351
Cooper-Standard Holding, Inc.(Æ)	1,730	158	Bunge, Ltd.	7,400	459
Darden Restaurants, Inc.	4,500	291	Campbell Soup Co.	12,000	652
Delphi Automotive PLC	574	37	Casey's General Stores, Inc.	2,140	242
Dollar General Corp.	938	65	Church & Dwight Co., Inc.	5,706	275
Dollar Tree, Inc.(Æ)	2,409	182	Clorox Co. (The)	2,435	292
DR Horton, Inc.	9,409	271	ConAgra Foods, Inc.	10,100	487
Expedia, Inc.	5,385	696	Dr Pepper Snapple Group, Inc.	7,979	700
Foot Locker, Inc.	3,012	201	Energizer Holdings, Inc.(Æ)	3,200	241
Garmin, Ltd.	5,926	287	Hershey Co. (The)	5,562	570
Gentex Corp.	16,146	273	Hormel Foods Corp.	5,340	206
Genuine Parts Co.	3,222	292	JM Smucker Co. (The)	2,430	319
Hanesbrands, Inc.	32,200	827	McCormick & Co., Inc.	2,532	243
Harman International Industries, Inc.	7,963	635	Mead Johnson Nutrition Co. Class A	1,352	101
Hasbro, Inc.	3,368	281	Nu Skin Enterprises, Inc. Class A(Ñ)	3,300	203
Interpublic Group of Cos., Inc. (The)	10,572	237	Pilgrim's Pride Corp.	249	5
Jack in the Box, Inc.	1,600	150	Pinnacle Foods, Inc.	1,200	62
Lamar Advertising Co. Class A(ö)	1,681	107	Post Holdings, Inc.(Æ)	270	21
Lear Corp.	1,668	205	Rite Aid Corp.(Æ)	20,566	138
Leggett & Platt, Inc.	4,794	220	Sanderson Farms, Inc.(Ñ)	5,300	477
Lennar Corp. Class A	5,710	238	Spectrum Brands Holdings, Inc.	382	52
Liberty Broadband Corp. Class C(Æ)	472	31	Tyson Foods, Inc. Class A	3,913	277
Liberty Ventures Class A(Æ)	4,356	174	United Natural Foods, Inc.(Æ)	8,893	371
Live Nation Entertainment, Inc.(Æ)	7,698	213
LKQ Corp.(Æ)	21,801	704			6,744
lululemon athletica, Inc.(Æ)	408	23
Marriott International, Inc. Class A	7,700	529	Energy - 6.0%
MGM Resorts International(Æ)	18,191	476	Antero Resources Corp.(Æ)	14,200	376
Michael Kors Holdings, Ltd.(Æ)	1,771	90	Baker Hughes, Inc.	16,100	892
Mobileye NV(Æ)	10,129	377	Cabot Oil & Gas Corp.	19,400	405
Mohawk Industries, Inc.(Æ)	1,533	282	Cimarex Energy Co.	1,350	174
Newell Brands, Inc.	4,250	204	Concho Resources, Inc.(Æ)	1,726	219
News Corp. Class A	399	5	Devon Energy Corp.	15,100	572
Norwegian Cruise Line Holdings, Ltd.(Æ)	7,700	299	Energen Corp.(Æ)	7,000	351
NVR, Inc.(Æ)	338	515	Ensco PLC Class A	30,900	242
Omnicom Group, Inc.	3,984	318	Gulfport Energy Corp.(Æ)	9,000	217
O'Reilly Automotive, Inc.(Æ)	2,262	598	Laredo Petroleum, Inc.(Æ)	10,600	126
Panera Bread Co. Class A(Æ)	1,120	214	Marathon Petroleum Corp.	15,400	671
Party City Holdco, Inc.(Æ)(Ñ)	9,299	151	Nabors Industries, Ltd.	12,900	154
Polaris Industries, Inc.	253	19	NextEra Energy Partners, LP	21,700	594
Pool Corp.	108	10	Noble Energy, Inc.	27,800	958
PVH Corp.	7,188	769	Patterson-UTI Energy, Inc.	16,400	369
Ralph Lauren Corp. Class A	7,800	765	Pioneer Natural Resources Co.	3,100	555
Ross Stores, Inc.	10,717	670	QEP Resources, Inc.(Æ)	19,700	317
Scripps Networks Interactive, Inc. Class A	4,196	270	Range Resources Corp.	5,536	187
Service Corp. International	970	25	RSP Permian, Inc.(Æ)	1,000	36
ServiceMaster Global Holdings, Inc.(Æ)	2,082	74	Tesoro Corp.	4,100	348
Signet Jewelers, Ltd.(Ñ)	3,478	283	Weatherford International PLC(Æ)	66,200	319
Sirius XM Holdings, Inc.(Ñ)	162,849	679	Western Refining, Inc.	4,800	138

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Mid Cap Equity Fund 119

Russell Investment Company
Russell U.S. Mid Cap Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
Williams Cos., Inc. (The)	20,500	599	Fiserv, Inc.(Æ)	2,790	275
World Fuel Services Corp.	1,800	72	Forest City Realty Trust, Inc. Class A(ö)	4,733	102
		8,891	Gaming and Leisure Properties, Inc. (ö)	3,393	111
			General Growth Properties, Inc. (ö)	18,556	463
Financial Services - 26.2%			Hanover Insurance Group, Inc. (The)	7,100	541
Alexandria Real Estate Equities, Inc. (ö)	1,124	121	Hartford Financial Services Group, Inc.	33,100	1,460
Alliance Data Systems Corp.	2,036	416	HCP, Inc. (ö)	2,789	96
Allied World Assurance Co. Holdings AG	2,983	128	Healthcare Trust of America, Inc. Class A(ö)	3,245	99
Allstate Corp. (The)	11,600	788	Highwoods Properties, Inc. (ö)	2,077	103
American Campus Communities, Inc. (ö)	13,563	707	Hospitality Properties Trust (ö)	3,612	99
American Equity Investment Life Holding			Host Hotels & Resorts, Inc. (ö)	8,671	134
Co.	4,500	81	Iron Mountain, Inc. (ö)	3,411	115
American Homes 4 Rent Class A(ö)	4,738	100	Jack Henry & Associates, Inc.	154	12
Ameriprise Financial, Inc.	5,100	451	KeyCorp	47,000	664
AmTrust Financial Services, Inc.	15,052	397	Kilroy Realty Corp.(ö)	1,638	118
Annaly Capital Management, Inc.(ö)	5,888	61	Kimco Realty Corp.(ö)	4,695	125
Apartment Investment & Management Co.			Lazard, Ltd. Class A	23,700	864
Class A(ö)	9,453	417	Liberty Property Trust(ö)	2,776	112
Apple Hospitality REIT, Inc. (ö)	5,414	98	Life Storage, Inc.(Æ)	6,674	538
Arch Capital Group, Ltd.(Æ)	4,900	382	M&T Bank Corp.	3,680	452
Aspen Insurance Holdings, Ltd.	8,500	410	Macerich Co. (The) (ö)	1,677	119
Assurant, Inc.	3,900	314	MarketAxess Holdings, Inc.	154	23
AvalonBay Communities, Inc.(ö)	2,960	507	MB Financial, Inc.	15,400	560
Axis Capital Holdings, Ltd.	5,700	325	Mid-America Apartment Communities, Inc.
BankUnited, Inc.	22,100	644	(ö)	7,744	718
Boston Properties, Inc.(ö)	7,266	875	Morningstar, Inc.	900	64
Brixmor Property Group, Inc. (ö)	16,344	415	Nasdaq, Inc.	1,900	122
Broadridge Financial Solutions, Inc.	1,800	116	National Retail Properties, Inc.(ö)	2,314	106
Brown & Brown, Inc.	5,800	214	Northern Trust Corp.	5,600	406
Camden Property Trust (ö)	1,400	114	Omega Healthcare Investors, Inc.(Ñ)(ö)	3,233	103
CBOE Holdings, Inc.	4,240	268	Paramount Group, Inc.(ö)	19,400	302
CBRE Group, Inc. Class A(Æ)	4,466	115	Progressive Corp. (The)	23,900	753
Citizens Financial Group, Inc.	38,200	1,006	Prologis, Inc. (ö)	3,795	198
CNA Financial Corp.	6,000	219	Raymond James Financial, Inc.	6,411	385
Columbia Property Trust, Inc.(ö)	12,900	272	Realty Income Corp.(ö)	2,375	141
Comerica, Inc.	7,100	370	Regency Centers Corp.(ö)	5,357	386
Corrections Corp. of America(ö)	8,300	120	Reinsurance Group of America, Inc. Class A	5,300	572
Cousins Properties, Inc. (ö)	51,400	399	RenaissanceRe Holdings, Ltd.	3,350	416
CubeSmart (ö)	3,948	103	Retail Properties of America, Inc. Class A(ö)	657	10
CyrusOne, Inc.(ö)	9,292	415	Senior Housing Properties Trust (ö)	4,832	103
DCT Industrial Trust, Inc. (ö)	2,177	102	Signature Bank(Æ)	6,796	819
DDR Corp. (ö)	6,299	96	SL Green Realty Corp. (ö)	4,874	479
Digital Realty Trust, Inc. (ö)	1,510	141	Spirit Realty Capital, Inc. (ö)	8,556	102
Douglas Emmett, Inc. (ö)	11,170	408	Starwood Property Trust, Inc.(ö)	4,850	108
Duke Realty Corp. (ö)	4,637	121	STORE Capital Corp. (ö)	3,597	98
Dun & Bradstreet Corp. (The)	2,970	371	Sun Communities, Inc. (ö)	1,375	106
E*Trade Financial Corp.(Æ)	11,800	332	Synchrony Financial	30,700	878
East West Bancorp, Inc.	10,300	407	Synovus Financial Corp.	2,700	89
EPR Properties (ö)	1,374	100	Taubman Centers, Inc. (ö)	1,420	103
Equifax, Inc.	3,136	389	TCF Financial Corp.	12,600	180
Equinix, Inc. (ö)	896	320	UDR, Inc. (ö)	3,531	123
Equity Commonwealth (Æ)(ö)	7,200	218	Validus Holdings, Ltd.	2,500	128
Equity LifeStyle Properties, Inc. Class A(ö)	1,451	110	Vantiv, Inc. Class A(Æ)	5,555	324
Equity One, Inc. (ö)	3,242	92	Ventas, Inc. (ö)	2,638	179
Essex Property Trust, Inc. (ö)	2,263	484	VEREIT, Inc. (ö)	12,452	117
Everest Re Group, Ltd.	3,420	696	Vornado Realty Trust (ö)	2,475	230
Extra Space Storage, Inc. (ö)	1,602	117	Voya Financial, Inc.	19,500	596
FactSet Research Systems, Inc.	1,670	258	Weingarten Realty Investors (ö)	10,730	389
Federal Realty Investment Trust (ö)	2,871	417	Welltower, Inc. (ö)	2,649	182
First American Financial Corp.	1,000	39	WEX, Inc.(Æ)	2,043	223

See accompanying notes which are an integral part of the financial statements.

120 Russell U.S. Mid Cap Equity Fund

Russell Investment Company
Russell U.S. Mid Cap Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Weyerhaeuser Co. (ö)	28,010	838	Albemarle Corp.	3,539	296
White Mountains Insurance Group, Ltd.	414	343	AptarGroup, Inc.	9,662	690
Willis Towers Watson PLC	8,928	1,124	Ashland Global Holdings, Inc.	922	103
WP Carey, Inc. (ö)	1,786	108	Beacon Roofing Supply, Inc.(Æ)	4,708	198
XL Group, Ltd.	41,500	1,440	Bemis Co., Inc.	4,000	195
Zions Bancorporation	31,100	1,002	Caesarstone, Ltd.(Æ)	4,785	169
		38,864	Celanese Corp. Class A	4,700	343
			Domtar Corp.	8,100	291
Health Care - 8.6%			Eagle Materials, Inc.	5,500	445
Abiomed, Inc.(Æ)	167	17	Eastman Chemical Co.	1,522	110
Agilent Technologies, Inc.	22,100	963	Fastenal Co.	5,792	226
Agios Pharmaceuticals, Inc.(Æ)(Ñ)	500	24	Hexcel Corp.	10,139	461
Align Technology, Inc.(Æ)	3,057	263	International Flavors & Fragrances, Inc.	2,509	328
Allscripts Healthcare Solutions, Inc.(Æ)	14,700	176	International Paper Co.	8,000	360
AmerisourceBergen Corp. Class A	3,991	281	Lennox International, Inc.	519	76
Anthem, Inc.	720	88	Martin Marietta Materials, Inc.	3,183	590
BioMarin Pharmaceutical, Inc.(Æ)	3,281	264	Masonite International Corp.(Æ)	2,747	156
Cardinal Health, Inc.	2,500	172	Newmont Mining Corp.	2,521	93
Centene Corp.(Æ)	5,981	374	Nucor Corp.	6,270	306
Cerner Corp.(Æ)	3,595	211	Owens Corning	4,498	220
Cigna Corp.	13,300	1,580	Platform Specialty Products Corp.(Æ)(Ñ)	3,000	22
Cooper Cos., Inc. (The)	1,300	229	PPG Industries, Inc.	6,700	624
CR Bard, Inc.	132	29	Reliance Steel & Aluminum Co.	3,503	241
DaVita, Inc.(Æ)	3,637	213	RPM International, Inc.	1,366	65
Dentsply Sirona, Inc.	8,999	518	Scotts Miracle-Gro Co. (The) Class A	400	35
Edwards Lifesciences Corp.(Æ)	1,001	95	Sherwin-Williams Co. (The)	2,381	583
Endo International PLC(Æ)	9,200	172	Sonoco Products Co.	1,099	55
Envision Healthcare Holdings, Inc.(Æ)	12,718	251	Tahoe Resources, Inc.	1,241	15
Exact Sciences Corp.(Æ)(Ñ)	19,359	302	Univar, Inc.(Æ)	1,100	25
Henry Schein, Inc.(Æ)	3,625	541	Valvoline, Inc.(Ñ)	20,100	410
Humana, Inc.	4,700	806	Vulcan Materials Co.	2,713	307
IDEXX Laboratories, Inc.(Æ)	1,949	209	Watsco, Inc.	1,660	228
Impax Laboratories, Inc.(Æ)	4,400	88	WestRock Co.	5,224	241
Incyte Corp.(Æ)	1,336	116			8,534
Intuitive Surgical, Inc.(Æ)	790	531
Laboratory Corp. of America Holdings(Æ)	739	93	Producer Durables - 13.4%
LifePoint Health, Inc.(Æ)	4,900	293	Air Lease Corp. Class A	8,100	245
Medicines Co. (The)(Æ)(Ñ)	8,693	286	Alaska Air Group, Inc.	8,600	621
Myriad Genetics, Inc.(Æ)(Ñ)	8,700	171	Allison Transmission Holdings, Inc. Class A	22,011	645
NuVasive, Inc.(Æ)	3,342	200	American Airlines Group, Inc.	9,369	380
OPKO Health, Inc.(Æ)(Ñ)	2,567	24	Ametek, Inc.	17,886	789
Pacira Pharmaceuticals, Inc.(Æ)	6,154	196	Arconic, Inc.	286	8
Patterson Cos., Inc.	8,513	364	AO Smith Corp.	14,652	662
PerkinElmer, Inc.	5,830	297	Avery Dennison Corp.	2,725	190
Quest Diagnostics, Inc.	800	65	B/E Aerospace, Inc.	5,299	315
Quintiles IMS Holdings, Inc.(Æ)	3,722	267	BWX Technologies, Inc. Class W(Æ)	5,600	220
ResMed, Inc.	3,034	181	Carlisle Cos., Inc.	2,498	262
Steris PLC	8,500	568	CH Robinson Worldwide, Inc.	8,107	552
Teleflex, Inc.	1,530	219	Chicago Bridge & Iron Co.	11,000	352
United Therapeutics Corp.(Æ)	671	81	Cintas Corp.	2,350	251
Varian Medical Systems, Inc.(Æ)	900	82	CoStar Group, Inc.(Æ)	1,289	241
VCA, Inc.(Æ)	327	20	Donaldson Co., Inc.	6,600	241
Vertex Pharmaceuticals, Inc.(Æ)	4,326	328	Dycom Industries, Inc.(Æ)	3,226	248
WellCare Health Plans, Inc.(Æ)	640	73	EnerSys	1,700	111
Wright Medical Group NV(Æ)	14,234	312	Expeditors International of Washington, Inc.	10,479	539
Zimmer Biomet Holdings, Inc.	715	75	Fortive Corp.	10,600	541
		12,708	Genpact, Ltd.(Æ)	22,276	512
			Hertz Global Holdings, Inc.(Æ)	1,100	37
Materials and Processing - 5.7%			Hubbell, Inc. Class B	5,600	585
Acuity Brands, Inc.	121	27	Huntington Ingalls Industries, Inc.	200	32

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Mid Cap Equity Fund 121

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Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
IDEX Corp.	666	58	Harris Corp.	7,200	642
JB Hunt Transport Services, Inc.	6,078	496	HP, Inc.	8,700	126
Johnson Controls International PLC	11,700	472	Infinera Corp.(Æ)	29,263	228
KBR, Inc.	17,700	262	InterXion Holding NV(Æ)	13,163	490
Korn/Ferry International	11,582	236	Jabil Circuit, Inc.	16,900	361
L-3 Communications Holdings, Inc. Class 3	2,800	383	Juniper Networks, Inc.	22,800	601
Landstar System, Inc.	3,400	242	KLA-Tencor Corp.	691	52
Lincoln Electric Holdings, Inc.	2,200	145	Linear Technology Corp.	5,419	325
Macquarie Infrastructure Corp.	4,400	360	LogMeIn, Inc.	2,544	242
ManpowerGroup, Inc.	8,700	668	Manhattan Associates, Inc.(Æ)	301	15
MAXIMUS, Inc.	5,631	293	Marvell Technology Group, Ltd.	23,400	305
Mettler-Toledo International, Inc.(Æ)	735	297	Mentor Graphics Corp.	21,260	614
Navistar International Corp.(Æ)(Ñ)	1,700	38	NetApp, Inc.	25,800	876
On Assignment, Inc.(Æ)	8,378	288	Nuance Communications, Inc.(Æ)	10,400	146
Orbital ATK, Inc.	6,424	478	NVIDIA Corp.	5,943	423
Paychex, Inc.	11,277	623	ON Semiconductor Corp.(Æ)	31,200	364
Pentair PLC	9,400	518	Rambus, Inc.(Æ)	1,000	12
Quanta Services, Inc.(Æ)	7,500	216	Sabre Corp.	871	23
Regal Beloit Corp.	1,200	71	SBA Communications Corp. Class A(Æ)	7,224	818
Robert Half International, Inc.	6,100	228	Skyworks Solutions, Inc.	7,438	572
Rockwell Automation, Inc.	1,500	180	Synaptics, Inc.(Æ)	400	21
Rockwell Collins, Inc.	6,700	565	Synchronoss Technologies, Inc.(Æ)	22,550	828
Roper Technologies, Inc.	500	87	Synopsys, Inc.(Æ)	5,500	326
RR Donnelley & Sons Co.	2,600	46	Tech Data Corp.(Æ)	3,200	246
SkyWest, Inc.	2,900	87	Twitter, Inc.(Æ)	10,500	189
Snap-on, Inc.	2,439	376	VeriFone Systems, Inc.(Æ)	2,200	34
Stanley Black & Decker, Inc.	2,756	314	Viavi Solutions, Inc. Class W(Æ)	70,900	505
Terex Corp.	12,400	296	VMware, Inc. Class A(Æ)	2,500	197
Textron, Inc.	18,700	750	Western Digital Corp.	14,100	824
Toro Co. (The)	10,692	512	Yelp, Inc. Class A(Æ)	3,400	111
Trimble, Inc.(Æ)	9,603	265	Zynga, Inc. Class A(Æ)	122,800	345
United Continental Holdings, Inc.(Æ)	6,399	360			16,973
Verisk Analytics, Inc. Class A(Æ)	3,804	310
WageWorks, Inc.(Æ)	8,106	478	Utilities - 7.4%
WESCO International, Inc.(Æ)	3,600	195	Ameren Corp.	5,000	250
WW Grainger, Inc.	35	7	American Water Works Co., Inc.	8,900	659
XPO Logistics, Inc.(Æ)(Ñ)	5,911	195	Aqua America, Inc.	7,800	239
		19,974	Atmos Energy Corp.	2,100	156
			CMS Energy Corp.	7,700	325
Technology - 11.4%			Consolidated Edison, Inc.	6,700	506
Advanced Micro Devices, Inc.(Æ)	37,300	270	DTE Energy Co.	6,400	615
Amdocs, Ltd.	3,500	205	Edison International	9,800	720
Amkor Technology, Inc.(Æ)	12,100	112	Entergy Corp.	3,100	228
Analog Devices, Inc.	10,600	679	Eversource Energy	4,300	237
Ansys, Inc.(Æ)	3,200	292	Exelon Corp.	15,100	514
Applied Materials, Inc.	20,600	599	FirstEnergy Corp.	11,000	377
ARRIS International PLC(Æ)	10,190	283	Gogo, Inc.(Æ)(Ñ)	27,000	273
Avnet, Inc.	5,800	243	Great Plains Energy, Inc.	16,200	461
Black Knight Financial Services, Inc. Class			Hawaiian Electric Industries, Inc.	18,100	534
A(Æ)(Ñ)	7,145	281	Level 3 Communications, Inc.(Æ)	1,731	97
Brocade Communications Systems, Inc.	26,700	283	PG&E Corp.	13,600	845
Cadence Design Systems, Inc.(Æ)	13,060	334	Pinnacle West Capital Corp.	6,900	525
Coherent, Inc.(Æ)	1,359	142	Public Service Enterprise Group, Inc.	18,500	779
Cypress Semiconductor Corp.	93,400	931	Sempra Energy	7,300	782
EchoStar Corp. Class A(Æ)	2,900	136	Telephone & Data Systems, Inc.	10,989	284
Electronic Arts, Inc.(Æ)	1,152	90	US Cellular Corp.(Æ)	3,600	126
F5 Networks, Inc.(Æ)	2,436	337	WEC Energy Group, Inc.	5,600	334
Finisar Corp.(Æ)	2,700	74	Xcel Energy, Inc.	18,900	785
Gartner, Inc.(Æ)	5,711	491
GoDaddy, Inc. Class A(Æ)(Ñ)	9,221	330

See accompanying notes which are an integral part of the financial statements.

122 Russell U.S. Mid Cap Equity Fund

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Russell U.S. Mid Cap Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)

	Principal		Fair
	Amount ($) or		Value
	Shares		$
Zayo Group Holdings, Inc.(Æ)	8,934		288
			10,939

Total Common Stocks
(cost $136,275)			142,566

Short-Term Investments - 3.8%
Russell U.S. Cash Management Fund	5,627,861	(8)	5,629
Total Short-Term Investments
(cost $5,628)			5,629

Other Securities - 2.4%
Russell U.S. Cash Collateral Fund(×)	3,633,144	(8)	3,633
Total Other Securities
(cost $3,633)			3,633

Total Investments 102.1%
(identified cost $145,536)			151,828

Other Assets and Liabilities, Net
-(2.1%)			(3,198)
Net Assets - 100.0%			148,630

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Mid Cap Equity Fund 123

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Russell U.S. Mid Cap Equity Fund

Schedule of Investments, continued — October 31, 2016

Futures Contracts
Amounts in thousands (except contract amounts)
							Unrealized
							Appreciation
			Number of	Notional		Expiration	(Depreciation)
			Contracts	Amount		Date	$
Long Positions
S&P Mid 400 E-Mini Index Futures			38	USD	5,726	12/16	(114)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							(114)

Presentation of Portfolio Holdings
Amounts in thousands
	Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)		Total	% of Net Assets
Common Stocks
Consumer Discretionary	$18,939	$—	$—		$—	$18,939	12.7
Consumer Staples	6,744	—	—		—	6,744	4.5
Energy	8,891	—	—		—	8,891	6.0
Financial Services	38,864	—	—		—	38,864	26.2
Health Care	12,708	—	—		—	12,708	8.6
Materials and Processing	8,534	—	—		—	8,534	5.7
Producer Durables	19,974	—	—		—	19,974	13.4
Technology	16,973	—	—		—	16,973	11.4
Utilities	10,939	—	—		—	10,939	7.4
Short-Term Investments	—	—	—		5,629	5,629	3.8
Other Securities	—	—	—		3,633	3,633	2.4
Total Investments	142,566	—	—		9,262	151,828	102.1
Other Assets and Liabilities, Net							(2.1)
							100.0
Other Financial Instruments

Liabilities
Futures Contracts	(114)	—	—		—	(114)	(0.1)
Total Other Financial Instruments*	$(114)	$—	$—		$—	$(114)

* Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

124 Russell U.S. Mid Cap Equity Fund

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Russell U.S. Mid Cap Equity Fund

Fair Value of Derivative Instruments — October 31, 2016

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$114

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$1,098

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(282)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Mid Cap Equity Fund 125

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Russell U.S. Mid Cap Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2016

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value	$3,547	$—	$3,547
Futures Contracts	Variation margin on futures contracts	53	—	53
Total Financial and Derivative Assets		3,600	—	3,600
Financial and Derivative Assets not subject to a netting agreement		(53)	—	(53)
Total Financial and Derivative Assets subject to a netting agreement		$3,547	$—	$3,547

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Barclays	$659	$—	$659	$—
Citigroup	978	—	978	—
Fidelity	19	—	19	—
JPMorgan Chase	195	—	195	—
Merrill Lynch	19	—	19	—
Morgan Stanley	1,677	—	1,677	—
Total	$3,547	$—	$3,547	$—

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

126 Russell U.S. Mid Cap Equity Fund

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Russell U.S. Mid Cap Equity Fund

Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$145,536
Investments, at fair value(*)(>)	151,828
Cash (restricted)(a)	342
Receivables:
Dividends and interest	119
Dividends from affiliated Russell funds	4
Investments sold	1,170
Fund shares sold	167
Variation margin on futures contracts	53
Total assets	153,683

Liabilities
Payables:
Investments purchased	985
Fund shares redeemed	228
Accrued fees to affiliates	98
Other accrued expenses	109
Payable upon return of securities loaned	3,633
Total liabilities	5,053

Net Assets	$148,630

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Mid Cap Equity Fund 127

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Russell U.S. Mid Cap Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$101
Accumulated net realized gain (loss)	4,293
Unrealized appreciation (depreciation) on:
Investments	6,292
Futures contracts	(114)
Shares of beneficial interest	135
Additional paid-in capital	137,923
Net Assets	$148,630

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$10.94
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$11.61
Class A — Net assets	$4,955,519
Class A — Shares outstanding ($.01 par value)	452,890
Net asset value per share: Class C(#)	$10.68
Class C — Net assets	$2,790,315
Class C — Shares outstanding ($.01 par value)	261,247
Net asset value per share: Class S(#)	$10.98
Class S — Net assets	$140,883,925
Class S — Shares outstanding ($.01 par value)	12,832,948
Amounts in thousands
(*) Securities on loan included in investments	$3,547
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$9,262

(a) Cash Collateral for Futures	$342
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

128 Russell U.S. Mid Cap Equity Fund

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Russell U.S. Mid Cap Equity Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Dividends	$3,221
Dividends from affiliated Russell funds	32
Securities lending income (net)	64
Total investment income	3,317

Expenses
Advisory fees	1,402
Administrative fees	85
Custodian fees (1)	140
Distribution fees - Class A	13
Distribution fees - Class C	21
Transfer agent fees - Class A	10
Transfer agent fees - Class C	6
Transfer agent fees - Class S	335
Professional fees	60
Registration fees	49
Shareholder servicing fees - Class C	7
Trustees’ fees	6
Printing fees	29
Miscellaneous	15
Expenses before reductions	2,178
Expense reductions	(438)
Net expenses	1,740
Net investment income (loss)	1,577

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	4,429
Futures contracts	1,098
Net realized gain (loss)	5,527
Net change in unrealized appreciation (depreciation) on:
Investments	(1,213)
Futures contracts	(282)
Net change in unrealized appreciation (depreciation)	(1,495)
Net realized and unrealized gain (loss)	4,032
Net Increase (Decrease) in Net Assets from Operations	$5,609

(1) Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 10 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Mid Cap Equity Fund 129

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Russell U.S. Mid Cap Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,577	$1,043
Net realized gain (loss)	5,527	25,883
Net change in unrealized appreciation (depreciation)	(1,495)	(22,057)
Net increase (decrease) in net assets from operations	5,609	4,869

Distributions
From net investment income
Class A	(38)	(16)
Class C	(2)	—
Class S	(1,600)	(1,116)
From net realized gain
Class A	(721)	(379)
Class C	(398)	(176)
Class S	(25,227)	(15,907)
Net decrease in net assets from distributions	(27,986)	(17,594)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(32,858)	12,708
Total Net Increase (Decrease) in Net Assets	(55,235)	(17)

Net Assets
Beginning of period	203,865	203,882
End of period	$148,630	$203,865
Undistributed (overdistributed) net investment income included in net assets	$101	$61

See accompanying notes which are an integral part of the financial statements.

130 Russell U.S. Mid Cap Equity Fund

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Russell U.S. Mid Cap Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	117	$1,293	105	$1,329
Proceeds from reinvestment of distributions	73	750	31	395
Payments for shares redeemed	(159)	(1,701)	(58)	(729)
Net increase (decrease)	31	342	78	995
Class C
Proceeds from shares sold	80	822	124	1,544
Proceeds from reinvestment of distributions	39	398	14	175
Payments for shares redeemed	(94)	(976)	(52)	(646)
Net increase (decrease)	25	244	86	1,073
Class S
Proceeds from shares sold	2,707	28,727	2,716	34,689
Proceeds from reinvestment of distributions	2,238	23,128	1,154	14,631
Payments for shares redeemed	(7,769)	(85,299)	(3,048)	(38,680)
Net increase (decrease)	(2,824)	(33,444)	822	10,640
Total increase (decrease)	(2,768)	$(32,858)	986	$12,708

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Mid Cap Equity Fund 131

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Russell U.S. Mid Cap Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2016	12.47	.07	.18	.25	(.09)	(1.69)
October 31, 2015	13.27	.03	.29	.32	(.04)	(1.08)
October 31, 2014	13.26	.01	1.46	1.47	(.03)	(1.43)
October 31, 2013	9.89	.01	3.40	3.41	(.04)	—
October 31, 2012(1)	10.00	—(f)	(.08)	(.08)	(.03)	—

Class C
October 31, 2016	12.22	(.01)	.17	.16	(.01)	(1.69)
October 31, 2015	13.08	(.06)	.28	.22	—	(1.08)
October 31, 2014	13.16	(.09)	1.44	1.35	—	(1.43)
October 31, 2013	9.86	(.07)	3.39	3.32	(.02)	—
October 31, 2012(1)	10.00	(.05)	(.09)	(.14)	—(f)	—

Class S
October 31, 2016	12.50	.10	.18	.28	(.11)	(1.69)
October 31, 2015	13.30	.07	.28	.35	(.07)	(1.08)
October 31, 2014	13.29	.04	1.45	1.49	(.05)	(1.43)
October 31, 2013	9.90	.06	3.39	3.45	(.06)	—
October 31, 2012(1)	10.00	.03	(.10)	(.07)	(.03)	—

See accompanying notes which are an integral part of the financial statements.

132 Russell U.S. Mid Cap Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

(1.78)	10.94	2.94	4,956	1.47	1.22	.68	127
(1.12)	12.47	2.29	5,259	1.40	1.22	.26	120
(1.46)	13.27	12.05	4,560	1.42	1.22	.07	96
(.04)	13.26	34.59	2,896	1.44	1.22	.11	122
(.03)	9.89	(.85)	897	1.44	1.21	.06	96

(1.70)	10.68	2.19	2,790	2.22	1.97	(.08)	127
(1.08)	12.22	1.52	2,882	2.15	1.97	(.49)	120
(1.43)	13.08	11.18	1,968	2.17	1.97	(.70)	96
(.02)	13.16	33.67	672	2.19	1.97	(.63)	122
— (f)	9.86	(1.36)	197	2.24	1.96	(.64)	96

(1.80)	10.98	3.26	140,884	1.22	.97	.92	127
(1.15)	12.50	2.53	195,724	1.15	.97	.51	120
(1.48)	13.30	12.28	197,354	1.17	.97	.33	96
(.06)	13.29	34.87	163,367	1.19	.97	.47	122
(.03)	9.90	(.66)	121,714	1.25	.96	.40	96

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Mid Cap Equity Fund 133

Russell Investment Company
Russell U.S. Mid Cap Equity Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Advisory fees	$61,595
Administration fees	6,339
Distribution fees	2,927
Shareholder servicing fees	602
Transfer agent fees	26,237
Trustee fees	645
$98,345

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
Russell U.S. Cash Collateral Fund	$3,174	$53,071	$52,612	$—	—	$3,633	$26	$—
Russell U.S. Cash Management Fund	7,618	92,964	94,955	1	1	5,629	32	—
	$10,792	$146,035	$147,567	$1	$1	$9,262	$58	$—

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$147,169,262
Unrealized Appreciation	$8,973,600
Unrealized Depreciation	(4,314,982)
Net Unrealized Appreciation (Depreciation)	$4,658,618
Undistributed Ordinary Income	$1,240,506
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$4,672,324
Tax Composition of Distributions
Ordinary Income	$6,087,152
Long-Term Capital Gains	$21,898,920

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transaction, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$103
Accumulated net realized gain (loss)	(103)
Additional paid-in capital	—

See accompanying notes which are an integral part of the financial statements.

134 Russell U.S. Mid Cap Equity Fund

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

Russell U.S. Small Cap Equity Fund - Class A‡			Russell U.S. Small Cap Equity Fund - Class S‡‡‡‡
	Total			Total
	Return			Return
1 Year	(2.03)%		1 Year	4.22%
5 Years	9.74	%§	5 Years	11.32	%§
10 Years	4.36	%§	10 Years	5.22	%§

Russell U.S. Small Cap Equity Fund - Class C‡‡			Russell U.S. Small Cap Equity Fund - Class Y
	Total			Total
	Return			Return
1 Year	3.19%		1 Year	4.42%
5 Years	10.21	%§	5 Years	11.53	%§
10 Years	4.33	%§	10 Years	5.40	%§

Russell U.S. Small Cap Equity Fund - Class E			Russell 2000® Index**
	Total			Total
	Return			Return
1 Year	3.96%		1 Year	4.11%
5 Years	11.06	%§	5 Years	11.51	%§
10 Years	5.01	%§	10 Years	5.96	%§

Russell U.S. Small Cap Equity Fund - Class I			U.S. Small Cap Equity Linked Benchmark***
	Total			Total
	Return			Return
1 Year	4.29%		1 Year	4.11%
5 Years	11.40	%§	5 Years	11.42	%§
10 Years	5.30	%§	10 Years	6.61	%§

Russell U.S. Small Cap Equity Fund - Class R6‡‡‡
	Total
	Return
1 Year	4.42%
5 Years	11.53	%§
10 Years	5.40	%§

Russell U.S. Small Cap Equity Fund 135

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The Russell U.S. Small Cap Equity Fund (the “Fund”) employs	political landscape and Brexit led to heightened market volatility,
a multi-manager approach whereby portions of the Fund are	markets ended higher for the fiscal year.
allocated to different money manager strategies. Fund assets not	Over the period, the Fund maintained exposure to small and
allocated to money managers are managed by Russell Investment	micro capitalization stocks trading at discounted valuations as
Management, LLC (“RIM”), the Fund’s advisor. RIM may change	well as companies with higher quality characteristics such as
the allocation of the Fund’s assets among money managers at	lower financial leverage and higher returns-on-equity. Within
any time. An exemptive order from the Securities and Exchange	the U.S. small cap market, a preference for smaller capitalization
Commission (“SEC”) permits RIM to engage or terminate a money	stocks negatively impacted Fund performance. The Fund’s
manager at any time, subject to approval by the Fund’s Board,	quality positioning was also a negative contributor as companies
without a shareholder vote. Pursuant to the terms of the exemptive	with low financial leverage lagged. However, the value positioning
order, the Fund is required to notify its shareholders within 90	was additive, as value stocks outperformed growth stocks over the
days of when a money manager begins providing services. As of	fiscal year.
October 31, 2016, the Fund had ten money managers.
From a sector standpoint, the expectation for a slow growth
What is the Fund’s investment objective?	U.S, economic environment led to the Fund’s overweight in
The Fund seeks to provide long term capital growth.	sectors such as technology and industrials. The Fund remained underweight the highly volatile biotechnology industry as well
How did the Fund perform relative to its benchmark for the	as sectors that are traditionally considered to be interest rate
fiscal year ended October 31, 2016?	sensitive such as real estate and utilities. The Fund’s interest rate
For the fiscal year ended October 31, 2016, the Fund’s Class	sensitive positioning detracted from Fund performance, while
A, Class C, Class E, Class I, Class R6, Class S and Class Y	positive stock selection within the energy and industrials sectors
Shares gained 3.95%, 3.19%, 3.96%, 4.29%, 4.42%, 4.22% and	added value.
4.42%, respectively. This is compared to the Fund’s benchmark,
the Russell 2000® Index, which gained 4.11% during the same	How did the investment strategies and techniques employed
period. The Fund’s performance includes operating expenses,	by the Fund and its money managers affect its benchmark-
whereas index returns are unmanaged and do not include	relative performance?
expenses of any kind.	The Fund employs discretionary money managers. The Fund’s
For the fiscal year ended October 31, 2016, the Morningstar®	discretionary money managers select the individual portfolio
Small Blend Category, a group of funds that Morningstar considers	securities for the assets assigned to them. RIM manages the
to have investment strategies similar to those of the Fund, gained	portion of the Fund’s assets that RIM determines not to allocate
2.91%. This result serves as a peer comparison and is expressed	to the money managers. Assets not allocated to managers include
net of operating expenses.	the Fund’s liquidity reserves and assets which may be managed directly by RIM to effect the Fund’s investment strategies and/or
RIM may assign a money manager a specific style or	to actively manage the Fund’s overall portfolio characteristics to
capitalization benchmark other than the Fund’s index. However,	seek to achieve the desired risk/return profile for the Fund.
the Fund’s primary index remains the benchmark for the Fund
and is representative of the aggregate of each money manager’s	With respect to certain of the Fund’s money managers, Ancora
benchmark index.	Advisors, LLC was the best performing money manager for the
fiscal year and outperformed the Russell 2000® Index. Stock
How did the market conditions described in the Market	selection within the industrials and real estate sectors was a
Summary report affect the Fund’s performance?	positive contributor. A preference for holdings with higher levels of
The fiscal year ended October 31, 2016 saw the Fund perform	financial leverage and below average profitability characteristics
in line with the Russell 2000® Index, with some of the Fund’s	also added value.
share classes outperforming and some of the Fund’s share classes	Robeco Investment Management, Inc., dba Boston Partners faced
underperforming the Fund’s benchmark. Through the end of 2015	the strongest headwinds over the fiscal year and underperformed
into mid-February 2016, the U.S. small cap market sold off as	the Russell 2000® Value Index. Underperforming holdings within
recessionary fears spiked on the back of weak business surveys,	the technology and real estate sectors was the primary detractor
a lackluster U.S. earnings season, and concerns surrounding the	over the period. A tilt towards the energy sector also negatively
global economy. From February, markets reversed and rallied in	impacted performance.
tandem with commodity prices as economic data strengthened.
In the back half of 2016, although uncertainty surrounding the	During the period, RIM utilized a positioning strategy to control
Fund-level exposures and risks through the purchase of a stock

136 Russell U.S. Small Cap Equity Fund

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

portfolio. Using the output from a quantitative model, the strategy	Money Managers as of October 31,
seeks to position the portfolio to meet RIM’s overall preferred	2016	Styles
positioning with respect to Fund exposures along factor and
	Ancora Advisors, LLC	Small Cap Core
industry dimensions. Over the period, the positioning strategy	Cardinal Capital Management L.L.C.	Microcap Value/Small
was designed to provide lower capitalization, and higher value		Cap Value
and quality exposure relative to the Fund’s benchmark in order to	Copeland Capital Management LLC	Small Cap Dividend
manage Fund-level risk.		Growth
	DePrince, Race & Zollo, Inc.	Small Cap Value
The positioning strategy underperformed the Russell 2000®	EAM Investors, LLC	Micro Cap Growth
Index for the fiscal year. An underweight to the industrials sector	Falcon Point Capital, LLC	Small Cap Growth
was penalized as was an overweight to securities towards the	Jacobs Levy Equity Management, Inc.	Small Cap Value/
bottom end of the benchmark capitalization, as microcap stocks		Defensive
underperformed small cap stocks. An overweight to stocks trading	PENN Capital Management Company, Inc.	Micro Cap/Small Cap
Core
at low valuation multiples offset further losses.	Robeco Investment Management, Inc., dba
During the period, RIM equitized the Fund’s cash using index	Boston Partners	Small Cap Value
futures contracts to provide the Fund with full market exposure.	Timpani Capital Management LLC	Small Cap Growth
This had a marginally positive impact on the Fund’s performance.	The views expressed in this report reflect those of the
portfolio managers only through the end of the period
Describe any changes to the Fund’s structure or the money	covered by the report. These views do not necessarily
manager line-up.	represent the views of RIM, or any other person in RIM or
In March 2016, RIM replaced Netols Asset Management, Inc.	any other affiliated organization. These views are subject
and Next Century Growth Investors, LLC with Timpani Capital	to change at any time based upon market conditions or
Management LLC (“Timpani”) due to RIM’s higher confidence	other events, and RIM disclaims any responsibility to
in the excess return potential of Timpani’s momentum growth	update the views contained herein. These views should not
investment strategy.	be relied on as investment advice and, because investment
decisions for a Russell Investment Company (“RIC”) Fund
are based on numerous factors, should not be relied on as
an indication of investment decisions of any RIC Fund.

Russell U.S. Small Cap Equity Fund 137

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

^ In prior years, the performance of the Fund’s Class I shares was used in the line graph. Class S Shares will have substantially similar annual returns as the Class
I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the
Class S Shares do not have the same expenses as the Class I Shares.

* Assumes initial investment on November 1, 2006.

** Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap opportunity barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

*** The U.S. Small Cap Equity Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The U.S. Small Cap Equity Linked Benchmark represents the returns of the Russell 2500TM Index through December 31, 2011 and the returns of the Russell 2000® Index thereafter.

‡ The Fund first issued Class A Shares on September 2, 2008.  The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E
Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡ The Fund first issued Class C Shares on September 2, 2008.  The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares.  Had they done so, the returns shown for those periods would have been lower.  Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡ The Fund first issued Class R6 Shares on March 1, 2016.  The returns shown for Class R6 Shares prior to that date are the returns of the Fund’s Class Y
Shares.  Class R6 Shares will have substantially similar annual returns as the Class Y Shares because the Shares of each Class are invested in the same portfolio of securities.  Annual returns for each Class will differ only to the extent that the Class R6 Shares do not have the same expenses as the Class Y Shares.

‡‡‡‡ The Fund first issued Class S Shares on September 2, 2008.  The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I
Shares.  Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities.  Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

138 Russell U.S. Small Cap Equity Fund

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.
purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including distribution (12b-1) and/or service fees and other			Performance (5%
Fund expenses. The Example is intended to help you understand		Actual	return before
your ongoing costs (in dollars) of investing in the Fund and to	Class A	Performance	expenses)
Beginning Account Value
compare these costs with the ongoing costs of investing in other	May 1, 2016	$1,000.00	$1,000.00
mutual funds. The Example is based on an investment of $1,000	Ending Account Value
invested at the beginning of the period and held for the entire	October 31, 2016	$1,050.00	$1,018.85
period indicated, which for this Fund is from May 1, 2016 to	Expenses Paid During Period*	$6.44	$6.34
October 31, 2016.	* Expenses are equal to the Fund's annualized expense ratio of 1.25%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
The information in the table under the heading “Actual	year period).
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,			Hypothetical
Performance (5%
together with the amount you invested, to estimate the expenses		Actual	return before
that you paid over the period. Simply divide your account value by	Class C	Performance	expenses)
$1,000 (for example, an $8,600 account value divided by $1,000	Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
in the row entitled “Expenses Paid During Period” to estimate	October 31, 2016	$1,045.90	$1,015.08
the expenses you paid on your account during this period.	Expenses Paid During Period*	$10.29	$10.13

Hypothetical Example for Comparison Purposes	* Expenses are equal to the Fund's annualized expense ratio of 2.00%
The information in the table under the heading “Hypothetical	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half
Performance (5% return before expenses)” provides information	year period).
about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of			Hypothetical
return of 5% per year before expenses, which is not the Fund’s			Performance (5%
		Actual	return before
actual return. The hypothetical account values and expenses	Class E	Performance	expenses)
may not be used to estimate the actual ending account balance or	Beginning Account Value
expenses you paid for the period. You may use this information	May 1, 2016	$1,000.00	$1,000.00
to compare the ongoing costs of investing in the Fund and other	Ending Account Value
	October 31, 2016	$1,050.10	$1,018.85
funds. To do so, compare this 5% hypothetical example with the	Expenses Paid During Period*	$6.44	$6.34
5% hypothetical examples that appear in the shareholder reports
of other funds.	* Expenses are equal to the Fund's annualized expense ratio of 1.25%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Russell U.S. Small Cap Equity Fund 139

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Shareholder Expense Example, continued — October 31, 2016 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class I	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,051.60	$1,020.51
Expenses Paid During Period*	$4.74	$4.67

* Expenses are equal to the Fund's annualized expense ratio of 0.92%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class R6	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,052.60	$1,020.96
Expenses Paid During Period*	$4.28	$4.22

* Expenses are equal to the Fund's annualized expense ratio of 0.83%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,051.10	$1,020.11
Expenses Paid During Period*	$5.16	$5.08

* Expenses are equal to the Fund's annualized expense ratio of 1.00%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,052.20	$1,021.11
Expenses Paid During Period*	$4.13	$4.06

* Expenses are equal to the Fund's annualized expense ratio of 0.80%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

140 Russell U.S. Small Cap Equity Fund

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
Common Stocks - 94.7%			FTD Cos., Inc.(Æ)	53,440	1,075
Consumer Discretionary - 13.1%			Full House Resorts, Inc.(Æ)	680,547	1,109
A H Belo Corp. Class A	133,422	847	G-III Apparel Group, Ltd.(Æ)	18,775	490
Aaron's, Inc. Class A	46,400	1,147	Golden Entertainment, Inc.(Æ)	55,452	635
Acushnet Holdings Corp.(Æ)	47,502	827	Grand Canyon Education, Inc.(Æ)	4,966	217
AMC Entertainment Holdings, Inc. Class			Gray Television, Inc.(Æ)	234,113	2,084
A(Ñ)	34,962	1,100	Group 1 Automotive, Inc.	3,700	223
American Woodmark Corp.(Æ)	5,641	421	Guess?, Inc.	7,055	95
Bassett Furniture Industries, Inc.	5,571	128	Harman International Industries, Inc.	5,900	470
Beazer Homes USA, Inc.(Æ)	10,253	105	hhgregg, Inc.(Æ)(Ñ)	11,500	20
Belmond, Ltd. Class A(Æ)	62,918	815	Horizon Global Corp.(Æ)	265,303	5,317
Big 5 Sporting Goods Corp.	74,982	1,162	HSN, Inc.	116,510	4,392
Biglari Holdings, Inc.(Æ)	1,039	455	IMAX Corp.(Æ)	15,407	466
Black Diamond, Inc.(Æ)	48,800	242	Instructure, Inc.(Æ)	49,869	1,269
Bloomin' Brands, Inc.	149,460	2,586	Intrawest Resorts Holdings, Inc.(Æ)	48,718	799
Blue Nile, Inc.	28,002	978	J Alexander's Holdings, Inc.(Æ)	248,527	2,237
Boot Barn Holdings, Inc.(Æ)(Ñ)	38,970	499	Jack in the Box, Inc.	73,777	6,915
Bravo Brio Restaurant Group, Inc.(Æ)	15,428	69	JAKKS Pacific, Inc.(Æ)(Ñ)	47,300	317
Brinker International, Inc.(Ñ)	60,062	2,957	Jamba, Inc.(Æ)	8,215	87
Brunswick Corp.	3,900	170	Johnson Outdoors, Inc. Class A	4,100	148
Build-A-Bear Workshop, Inc. Class A(Æ)	30,516	412	K12, Inc.(Æ)	54,276	588
Caleres, Inc.	32,851	822	KAR Auction Services, Inc.	46,590	1,984
Callaway Golf Co.	255,252	2,606	Kirkland's, Inc.(Æ)	44,763	547
Capella Education Co.	27,368	2,001	Lee Enterprises, Inc.(Æ)(Ñ)	667,707	1,703
Care.com, Inc.(Æ)	53,156	483	LGI Homes, Inc.(Æ)(Ñ)	78,346	2,332
Career Education Corp.(Æ)	17,600	127	Libbey, Inc.	164,900	2,640
Carrols Restaurant Group, Inc.(Æ)	36,876	461	Liberty Ventures Class A(Æ)	147,409	5,882
Central Garden & Pet Co.(Æ)	39,029	949	Lifetime Brands, Inc.	17,400	246
Century Communities, Inc.(Æ)	157,835	3,109	Lindblad Expeditions Holdings, Inc.(Æ)	101,940	835
Cheesecake Factory, Inc. (The)	24,800	1,319	Lithia Motors, Inc. Class A	49,043	4,207
Chegg, Inc.(Æ)	139,639	929	Lumber Liquidators Holdings, Inc.(Æ)(Ñ)	82,800	1,284
Cherokee, Inc.(Æ)	75,077	706	Malibu Boats, Inc. Class A(Æ)	32,701	480
Chico's FAS, Inc.	104,922	1,224	Marchex, Inc. Class B(Æ)	69,833	176
Children's Place, Inc. (The)	22,261	1,691	Marcus Corp.	31,315	830
Citi Trends, Inc.	75,001	1,490	MarineMax, Inc.(Æ)	64,781	1,292
ClubCorp Holdings, Inc.	279,893	3,233	Marriott Vacations Worldwide Corp.	10,332	657
Columbia Sportswear Co.	70,160	3,974	Matthews International Corp. Class A	17,900	1,072
Cooper Tire & Rubber Co.	130,096	4,781	MCBC Holdings, Inc.	48,939	545
Cooper-Standard Holding, Inc.(Æ)	23,547	2,149	MDC Partners, Inc. Class A(Ñ)	627,202	5,300
Crocs, Inc.(Æ)	94,700	728	Meredith Corp.	46,918	2,128
Del Frisco's Restaurant Group, Inc.(Æ)	139,351	1,993	Monro Muffler Brake, Inc.	51,817	2,850
Del Taco Restaurants, Inc.(Æ)	263,192	3,529	Movado Group, Inc.	47,993	1,058
Delta Apparel, Inc.(Æ)	102,763	1,696	National CineMedia, Inc.	48,380	671
Denny's Corp.(Æ)	123,700	1,283	Nautilus, Inc.(Æ)	85,004	1,496
Destination XL Group, Inc.(Æ)	59,300	240	Nexstar Broadcasting Group, Inc. Class A(Ñ)	29,150	1,423
DeVry Education Group, Inc.(Ñ)	104,764	2,378	Noodles & Co. Class A(Æ)(Ñ)	10,300	48
Domino's Pizza, Inc.	2,040	345	Nutrisystem, Inc.	74,569	2,364
Duluth Holdings, Inc. Class B(Æ)(Ñ)	30,163	819	NVR, Inc.(Æ)	103	157
Eldorado Resorts, Inc.(Æ)(Ñ)	125,318	1,516	Ollie's Bargain Outlet Holdings, Inc.(Æ)	89,225	2,440
Entercom Communications Corp. Class A	36,855	486	Outfront Media, Inc.(ö)	147,171	3,166
Entravision Communications Corp. Class A	79,112	530	Oxford Industries, Inc.	63,267	3,968
Ethan Allen Interiors, Inc.	15,151	465	Papa John's International, Inc.	33,672	2,541
EW Scripps Co. (The) Class A(Æ)	118,637	1,573	Peak Resorts, Inc.(Ñ)	171,713	833
Express, Inc.(Æ)	11,825	142	Penn National Gaming, Inc.(Æ)	79,135	1,023
Famous Dave's of America, Inc.(Æ)	5,585	28	Perry Ellis International, Inc.(Æ)	14,902	277
Fiesta Restaurant Group, Inc.(Æ)	342,957	9,054	Pinnacle Entertainment, Inc.(Æ)	77,799	922
Finish Line, Inc. (The) Class A	209,453	4,124	Planet Fitness, Inc. Class A(Æ)(Ñ)	67,755	1,436
FirstCash, Inc.	30,113	1,421	Pool Corp.	58,223	5,390
Five Below, Inc.(Æ)	25,812	970	QuinStreet, Inc.(Æ)	42,100	122
Flexsteel Industries, Inc.	3,813	160	Quotient Technology, Inc.(Æ)	32,094	340
Fox Factory Holding Corp.(Æ)	43,725	949	Radio One, Inc. Class D(Æ)(Ñ)	382,468	956

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small Cap Equity Fund 141

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Red Rock Resorts, Inc. Class A	44,027	964	Sanderson Farms, Inc.(Ñ)	23,700	2,133
Regis Corp.(Æ)	25,317	321	Snyders-Lance, Inc.	216,433	7,699
Rent-A-Center, Inc. Class A	35,800	361	SpartanNash Co.	130,276	3,648
Rocky Brands, Inc.	6,810	73	TreeHouse Foods, Inc.(Æ)	5,743	502
Rosetta Stone, Inc.(Æ)	20,027	143	United Natural Foods, Inc.(Æ)	60,289	2,516
Scholastic Corp.	4,201	161			63,139
Scientific Games Corp. Class A(Æ)(Ñ)	94,489	1,172
SeaWorld Entertainment, Inc.(Æ)(Ñ)	54,111	758	Energy - 3.3%
Select Comfort Corp.(Æ)	22,045	423	Ameresco, Inc. Class A(Æ)	34,128	164
Sequential Brands Group, Inc.(Æ)(Ñ)	168,700	1,215	Approach Resources, Inc.(Æ)(Ñ)	275,923	786
Six Flags Entertainment Corp.	21,800	1,213	Arch Coal, Inc.(Æ)	8,877	651
Sonic Corp.	17,471	400	Archrock, Inc.(Æ)	29,700	345
Stamps.com, Inc.(Æ)(Ñ)	18,953	1,849	Bill Barrett Corp.(Æ)(Ñ)	130,600	678
Standard Motor Products, Inc.	92,574	4,527	Callon Petroleum Co.(Æ)	321,716	4,179
Strayer Education, Inc.(Æ)	5,500	323	Capstone Turbine Corp.(Æ)(Ñ)	40,200	35
Sturm Ruger & Co., Inc.(Ñ)	1,227	75	Carrizo Oil & Gas, Inc.(Æ)	71,764	2,428
Superior Uniform Group, Inc.	207,262	3,687	Clean Energy Fuels Corp.(Æ)(Ñ)	53,500	220
Thor Industries, Inc.	50,471	4,003	CVR Energy, Inc.(Ñ)	9,400	125
Tilly's, Inc. Class A(Æ)	54,179	503	Delek US Holdings, Inc.	430,601	7,277
Time, Inc.	52,500	682	Eclipse Resources Corp.(Æ)	487,690	1,336
Tower International, Inc.	35,691	774	Exterran Corp.(Æ)	48,180	762
Townsquare Media, Inc. Class A(Æ)	242,596	2,033	Gastar Exploration, Inc.(Æ)	1,065,360	1,151
TRI Pointe Group, Inc.(Æ)	95,386	1,033	Gulf Island Fabrication, Inc.	31,387	314
Tribune Media Co. Class A	97,552	3,180	Gulfport Energy Corp.(Æ)	83,100	2,004
Universal Electronics, Inc.(Æ)	11,089	778	Helix Energy Solutions Group, Inc.(Æ)	140,286	1,223
Vail Resorts, Inc.	9,928	1,583	Independence Contract Drilling, Inc.(Æ)	133,345	531
Viad Corp.	9,600	398	ION Geophysical Corp.(Æ)	2,620	16
Vista Outdoor, Inc.(Æ)	39,100	1,512	Mammoth Energy Services, Inc.(Æ)(Ñ)	46,551	628
VOXX International Corp. Class A(Æ)	35,686	146	Matrix Service Co.(Æ)	83,133	1,471
West Marine, Inc.(Æ)	30,660	245	Nabors Industries, Ltd.	210,228	2,502
William Lyon Homes Class A(Æ)	150,327	2,685	Newpark Resources, Inc.(Æ)	96,662	609
Wingstop, Inc.(Ñ)	23,869	639	Oasis Petroleum, Inc.(Æ)	71,752	753
Winnebago Industries, Inc.	40,358	1,140	Pacific Ethanol, Inc.(Æ)	67,100	500
Wolverine World Wide, Inc.	93,879	2,004	Parsley Energy, Inc. Class A(Æ)	10,700	352
XO Group, Inc.(Æ)	42,887	789	PBF Energy, Inc. Class A	4,800	105
YuMe, Inc.(Æ)	18,700	70	Phillips 66 Partners, LP	68,643	3,034
ZAGG, Inc.(Æ)	115,575	751	QEP Resources, Inc.(Æ)	87,190	1,401
		220,590	Renewable Energy Group, Inc.(Æ)	77,418	677
			Rice Energy, Inc.(Æ)	32,357	715
Consumer Staples - 3.7%			Ring Energy, Inc.(Æ)	138,802	1,281
Andersons, Inc. (The)	121,909	4,639	RSP Permian, Inc.(Æ)	11,330	409
Boston Beer Co., Inc. Class A(Æ)	2,570	399	Sanchez Energy Corp.(Æ)(Ñ)	179,661	1,144
Cadiz, Inc.(Æ)(Ñ)	71,600	530	Seventy Seven Energy, Inc.(Æ)(Ñ)	22,509	540
Casey's General Stores, Inc.	43,514	4,917	SunCoke Energy, Inc.(Æ)	181,192	1,850
Core-Mark Holding Co., Inc.	190,077	6,719	Superior Energy Services, Inc.(Æ)	66,096	936
Craft Brew Alliance, Inc.(Æ)	43,554	699	Synergy Resources Corp.(Æ)(Ñ)	106,900	731
elf Beauty, Inc.(Æ)	29,004	750	TETRA Technologies, Inc.(Æ)	349,200	1,903
Energizer Holdings, Inc.	48,526	2,257	Unit Corp.(Æ)	25,346	434
Farmer Brothers Co.(Æ)	19,749	646	Western Refining, Inc.	221,850	6,400
Flowers Foods, Inc.(Ñ)	139,585	2,166	Westmoreland Coal Co.(Æ)	79,700	708
Freshpet, Inc.(Æ)(Ñ)	58,300	496	World Fuel Services Corp.	18,540	746
Inventure Foods, Inc.(Æ)	449,551	3,803	WPX Energy, Inc.(Æ)	77,436	841
J&J Snack Foods Corp.	43,686	5,336			54,895
Lancaster Colony Corp.	8,650	1,130
Medifast, Inc.	30,445	1,250	Financial Services - 23.6%
MGP Ingredients, Inc.	110,248	3,882	Acadia Realty Trust(ö)	15,372	518
Nomad Foods, Ltd.(Æ)	391,069	4,806	Altisource Residential Corp.(ö)	63,576	640
Nu Skin Enterprises, Inc. Class A	1,100	68	Ambac Financial Group, Inc.(Æ)	34,158	630
Post Holdings, Inc.(Æ)	3	—	American Assets Trust, Inc.(ö)	10,760	427
Primo Water Corp.(Æ)	164,134	2,148

See accompanying notes which are an integral part of the financial statements.

142 Russell U.S. Small Cap Equity Fund

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
American Equity Investment Life Holding			CommunityOne Bancorp(Æ)(Ñ)	14,313	204
Co.	175,899	3,154	Consolidated-Tomoka Land Co.	40,231	2,039
American National Bankshares, Inc.	3,290	89	CorEnergy Infrastructure Trust, Inc.(ö)	12,563	340
AMERISAFE, Inc.	13,700	762	CoreSite Realty Corp. Class A(ö)	6,774	500
Apollo Commercial Real Estate Finance,			Corporate Office Properties Trust(ö)	137,285	3,664
Inc.(ö)	25,523	432	Corrections Corp. of America(ö)	25,100	363
Arbor Realty Trust, Inc.(ö)	40,296	295	Cousins Properties, Inc.(ö)	369,247	2,869
Ares Commercial Real Estate Corp.(ö)	80,890	1,061	Crawford & Co. Class B	67,385	758
Argo Group International Holdings, Ltd.	48,296	2,685	CU Bancorp(Æ)	9,144	215
Armada Hoffler Properties, Inc.(ö)	40,080	538	CubeSmart(ö)	5,608	146
Ashford Hospitality Trust, Inc.(ö)	150,000	871	Customers Bancorp, Inc.(Æ)	105,600	2,859
Ashford, Inc.(Æ)	14,576	663	CyrusOne, Inc.(ö)	76,674	3,420
Associated Capital Group, Inc. Class A	11,258	382	Diamond Hill Investment Group, Inc.	10,200	1,857
Assurant, Inc.	11,000	886	DiamondRock Hospitality Co.(ö)	121,914	1,116
Atlantic Capital Bancshares, Inc.(Æ)	20,400	307	Donegal Group, Inc. Class A	2,136	32
Baldwin & Lyons, Inc. Class B	15,300	376	DuPont Fabros Technology, Inc.(ö)	87,055	3,553
Banc of California, Inc.(Ñ)	6,288	84	Eagle Bancorp, Inc.(Æ)	22,093	1,086
BancFirst Corp.	15,700	1,126	East West Bancorp, Inc.	30,700	1,213
Bank Mutual Corp.	54,439	425	Easterly Government Properties, Inc.(ö)	19,800	376
Bank of Marin Bancorp	7,110	361	EastGroup Properties, Inc.(ö)	24,107	1,637
Bank of the Ozarks, Inc.	126,252	4,666	Education Realty Trust, Inc.(ö)	21,313	908
BankFinancial Corp.	7,651	96	EMC Insurance Group, Inc.	12,584	306
Banner Corp.	3,657	165	Employers Holdings, Inc.	10,713	336
Beneficial Bancorp, Inc.(Æ)	76,736	1,113	Enova International, Inc. Class W(Æ)	53,800	506
Berkshire Hills Bancorp, Inc.	34,244	1,012	Enstar Group, Ltd.(Æ)	2,320	391
BGC Partners, Inc. Class A	171,360	1,472	EPR Properties(ö)	4,850	353
Bluerock Residential Growth REIT, Inc.			Equity Commonwealth(Æ)(ö)	93,235	2,817
Class A(ö)	92,440	1,146	Essent Group, Ltd.(Æ)	10,249	271
BNC Bancorp	82,967	2,066	Euronet Worldwide, Inc.(Æ)	25,005	1,989
Brandywine Realty Trust(ö)	190,907	2,959	Evercore Partners, Inc. Class A	72,097	3,875
Brookline Bancorp, Inc.	345,223	4,419	Ezcorp, Inc. Class A(Æ)	126,530	1,234
Calamos Asset Management, Inc. Class A	21,000	136	Farmers Capital Bank Corp.	3,100	97
Camden Property Trust(ö)	3,900	318	FB Financial Corp.(Æ)	40,000	834
Capital Bank Financial Corp. Class A	26,440	866	FBR & Co.(Å)	81,100	1,127
Capital City Bank Group, Inc.	6,477	97	FCB Financial Holdings, Inc. Class A(Æ)	16,211	605
Capital Southwest Corp.	69,104	997	Federated National Holding Co.	21,331	382
Capstar Financial Holdings, Inc.(Æ)(Ñ)	28,803	490	FelCor Lodging Trust, Inc.(ö)	270,985	1,732
Cardinal Financial Corp.	111,090	2,919	Fidelity Southern Corp.	11,630	212
CareTrust REIT, Inc.(ö)	34,600	487	Financial Institutions, Inc.	29,693	797
Cascade Bancorp(Æ)	14,206	87	First BanCorp(Æ)	396,292	2,033
CatchMark Timber Trust, Inc. Class A(ö)	111,940	1,180	First Busey Corp.	38,832	897
Cedar Realty Trust, Inc.(ö)	280,675	1,900	First Business Financial Services, Inc.	11,960	225
CenterState Banks, Inc.	42,053	786	First Defiance Financial Corp.	20,800	821
Central Pacific Financial Corp.	136,538	3,499	First Financial Corp.	17,615	706
Central Valley Community Bancorp	18,209	261	First Financial Northwest, Inc.	2,400	38
Century Bancorp, Inc. Class A	629	29	First Foundation, Inc.(Æ)	68,500	1,695
Charter Financial Corp.	147,328	1,864	First Horizon National Corp.	268,501	4,138
Chatham Lodging Trust(ö)	30,948	548	First Internet Bancorp	703	18
Chemical Financial Corp.	36,695	1,576	First Interstate BancSystem, Inc. Class A	46,969	1,498
Chemung Financial Corp.	1,827	52	First Merchants Corp.	92,355	2,600
Cherry Hill Mortgage Investment Corp.(ö)	9,000	145	First Midwest Bancorp, Inc.	215,236	4,156
Chesapeake Lodging Trust(ö)	110,214	2,393	First NBC Bank Holding Co.(Æ)	4,120	22
City Office REIT, Inc.(ö)	61,820	776	First Potomac Realty Trust(ö)	9,399	84
CNO Financial Group, Inc.	227,344	3,428	Flagstar Bancorp, Inc.(Æ)	26,697	732
CoBiz Financial, Inc.	106,472	1,354	FNB Corp.	559,066	7,307
Cohen & Steers, Inc.	71,949	2,675	FNFV Group(Æ)	551,039	6,640
Colony Capital, Inc. Class A(ö)	27,023	514	Four Corners Property Trust, Inc.(ö)	20,866	419
Colony Starwood Homes(ö)	116,880	3,391	Franklin Financial Network, Inc.(Æ)	24,719	806
Columbia Banking System, Inc.	161,439	5,331	Franklin Street Properties Corp.(ö)	60,171	696
Community Healthcare Trust, Inc.(ö)	124,033	2,776	FRP Holdings, Inc.(Æ)(Þ)	61,631	1,960
Community Trust Bancorp, Inc.	14,358	525

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small Cap Equity Fund 143

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
Fulton Financial Corp.	117,800	1,755	Meridian Bancorp, Inc.	181,940	2,902
GEO Group, Inc. (The)(ö)	29,600	709	Meta Financial Group, Inc.	8,600	630
German American Bancorp, Inc.	2,648	103	MGIC Investment Corp.(Æ)	32,111	262
Getty Realty Corp.(ö)	16,239	369	Mid-America Apartment Communities, Inc.
Global Indemnity PLC Class A(Æ)	2,270	68	(ö)	2,800	260
Golub Capital BDC, Inc.(Ñ)	28,690	508	Midland States Bancorp, Inc.	28,811	736
Gramercy Property Trust(ö)	250,000	2,305	MidWestOne Financial Group, Inc.	300	9
Great Southern Bancorp, Inc.	15,630	646	MoneyGram International, Inc.(Æ)	1,570	11
Great Western Bancorp, Inc.	30,400	980	Monogram Residential Trust, Inc.(ö)	46,090	486
Green Dot Corp. Class A(Æ)	48,794	1,083	Morningstar, Inc.	20,452	1,445
Guaranty Bancorp	27,597	524	National Bank Holdings Corp. Class A	228,194	5,554
Hallmark Financial Services, Inc.(Æ)	13,916	144	National Commerce Corp.(Æ)	2,100	59
Hancock Holding Co.	140,120	4,701	National Health Investors, Inc.(ö)	7,131	540
Hanover Insurance Group, Inc. (The)	53,929	4,109	National Storage Affiliates Trust(ö)	38,200	748
HCI Group, Inc.	43,910	1,190	National Western Life Group, Inc. Class A	4,672	1,006
Healthcare Realty Trust, Inc.(ö)	27,100	864	Navigators Group, Inc. (The)	25,000	2,330
Heartland Financial USA, Inc.	20,707	775	New Senior Investment Group, Inc.(ö)	208,229	2,170
Hercules Technology Growth Capital, Inc.	74,485	1,021	New York REIT, Inc.(ö)	48,462	457
Heritage Commerce Corp.	15,200	165	Northfield Bancorp, Inc.	146,000	2,402
Heritage Financial Corp.	158,189	2,911	Northrim BanCorp, Inc.	3,000	74
Heritage Insurance Holdings, Inc.	78,608	927	Northwest Bancshares, Inc.	163,549	2,574
Hersha Hospitality Trust Class A(ö)	26,810	478	Old Line Bancshares, Inc.	6,898	136
Hilltop Holdings, Inc.	4,880	121	Old National Bancorp	461,713	6,787
Home Bancorp, Inc.	3,000	86	OM Asset Management PLC	15,832	223
Home BancShares, Inc.	263,859	5,676	One Liberty Properties, Inc.(ö)	19,298	455
HomeStreet, Inc.(Æ)	53,286	1,468	OneBeacon Insurance Group, Ltd. Class A	96,506	1,326
Horace Mann Educators Corp.	10,100	363	Oppenheimer Holdings, Inc. Class A	10,263	144
Houlihan Lokey, Inc. Class A	25,778	628	Owens Realty Mortgage, Inc.(ö)	2,776	51
Howard Hughes Corp. (The)(Æ)	14,800	1,625	Pacific Premier Bancorp, Inc.(Æ)	26,230	678
Iberiabank Corp.	83,504	5,482	PacWest Bancorp	78,342	3,399
Independence Holding Co.	2,870	50	Paramount Group, Inc.(ö)	15,400	239
Independence Realty Trust, Inc.(ö)	120,680	1,005	Park Sterling Corp.	48,200	415
Independent Bank Corp.	118,039	1,983	Parkway, Inc.(Æ)(ö)	10,897	196
Independent Bank Group, Inc.	13,125	634	Peapack Gladstone Financial Corp.	15,256	323
Infinity Property & Casualty Corp.	8,320	682	Pebblebrook Hotel Trust(ö)	17,684	429
InfraREIT, Inc.(ö)	29,800	495	PennyMac Financial Services, Inc. Class
Investment Technology Group, Inc.	29,500	452	A(Æ)	15,429	264
Investors Bancorp, Inc.	88,800	1,089	Peoples Bancorp, Inc.	12,544	311
Jack Henry & Associates, Inc.	62,283	5,046	People's Utah Bancorp	62,660	1,256
JMP Group LLC	66,710	378	Physicians Realty Trust(ö)	56,968	1,126
KCG Holdings, Inc. Class A(Æ)	61,282	782	Pinnacle Financial Partners, Inc.	15,604	805
Kearny Financial Corp.	592,814	8,270	Planet Payment, Inc.(Æ)	322,279	1,125
Kemper Corp.	83,740	3,144	Popular, Inc.	128,446	4,663
Kennedy-Wilson Holdings, Inc.	119,700	2,466	Potlatch Corp.(ö)	216,287	8,305
Ladder Capital Corp. Class A(ö)	33,845	429	Preferred Apartment Communities, Inc. Class
Lakeland Bancorp, Inc.	139,040	1,967	A(ö)	39,400	513
LaSalle Hotel Properties(ö)	21,539	512	Preferred Bank	22,980	871
LCNB Corp.	60,561	1,042	PrivateBancorp, Inc. Class A	4,800	217
LendingTree, Inc.(Æ)(Ñ)	32,848	2,623	Prosperity Bancshares, Inc.	147,404	8,176
Lexington Realty Trust(ö)	49,993	507	Provident Financial Holdings, Inc.	6,037	115
Life Storage, Inc.(Æ)	8,640	697	Provident Financial Services, Inc.	110,767	2,513
LTC Properties, Inc.(ö)	9,419	472	PS Business Parks, Inc.(ö)	15,445	1,696
Mack-Cali Realty Corp.(ö)	13,848	356	RAIT Financial Trust(ö)	75,900	231
Maiden Holdings, Ltd.	232,682	3,176	Ramco-Gershenson Properties Trust(ö)	24,176	419
Manning & Napier, Inc. Class A	15,524	107	RE/MAX Holdings, Inc. Class A	20,291	882
Marcus & Millichap, Inc.(Æ)	7,500	176	Real Industry, Inc.(Æ)	138,500	741
MB Financial, Inc.	111,042	4,041	Reinsurance Group of America, Inc. Class A	10,300	1,111
MBT Financial Corp.	9,710	85	Renasant Corp.	1,960	66
MedEquities Realty Trust, Inc.(ö)	98,100	1,137	Resource Capital Corp.(ö)	28,003	347
Medical Properties Trust, Inc.(ö)	75,360	1,051	Retail Opportunity Investments Corp.(ö)	213,933	4,302
			Rexford Industrial Realty, Inc.(ö)	20,304	428

See accompanying notes which are an integral part of the financial statements.

144 Russell U.S. Small Cap Equity Fund

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
RLJ Lodging Trust(ö)	24,748	488	Achillion Pharmaceuticals, Inc.(Æ)(Ñ)	51,201	322
Ryman Hospitality Properties, Inc.(ö)	44,806	2,259	Aclaris Therapeutics, Inc.(Æ)(Ñ)	27,096	576
Sandy Spring Bancorp, Inc.	6,500	206	Acorda Therapeutics, Inc.(Æ)	68,213	1,207
Selective Insurance Group, Inc.	54,100	1,999	Adverum Biotechnologies, Inc.(Æ)	32,494	96
Seritage Growth Properties(Ñ)(ö)	22,600	1,029	Aerie Pharmaceuticals, Inc.(Æ)	37,337	1,241
Shore Bancshares, Inc.	7,798	100	Air Methods Corp.(Æ)(Ñ)	19,770	523
Sierra Bancorp	6,150	110	Akorn, Inc.(Æ)	41,647	997
Silver Bay Realty Trust Corp.(ö)	57,948	971	Allscripts Healthcare Solutions, Inc.(Æ)	254,105	3,052
Simmons First National Corp. Class A	2,529	125	AMAG Pharmaceuticals, Inc.(Æ)	235,949	6,064
SLM Corp.(Æ)	122,760	865	American Renal Associates Holdings, Inc.
South State Corp.	71,743	5,262	(Æ)(Ñ)	40,429	714
Southern National Bancorp of Virginia, Inc.	58,391	766	AMN Healthcare Services, Inc.(Æ)	176,248	5,781
Southwest Bancorp, Inc.	144,626	2,697	Amphastar Pharmaceuticals, Inc.(Æ)	42,629	773
Starwood Property Trust, Inc.(ö)	42,937	955	Analogic Corp.	26,463	2,166
State Auto Financial Corp.	38,462	881	AngioDynamics, Inc.(Æ)	50,383	803
State Bank Financial Corp.	89,690	1,978	ANI Pharmaceuticals, Inc.(Æ)	10,689	638
State Bank Financial Corp.(Å)	121,700	2,683	Anika Therapeutics, Inc.(Æ)	23,831	1,057
Sterling Bancorp	89,853	1,617	Applied Genetic Technologies Corp.(Æ)	18,540	133
Stewart Information Services Corp.	24,721	1,111	Aptevo Therapeutics, Inc.(Æ)	126,741	280
Stock Yards Bancorp, Inc.	12,453	425	Aratana Therapeutics, Inc.(Æ)	7,200	58
Stonegate Bank	114,074	3,952	Array BioPharma, Inc.(Æ)(Ñ)	123,502	704
Summit Hotel Properties, Inc.(ö)	31,571	410	Atrion Corp.	2,571	1,129
Sunstone Hotel Investors, Inc.(ö)	94,896	1,192	aTyr Pharma, Inc.(Æ)(Ñ)	71,898	198
Synovus Financial Corp.	6,500	215	Avexis, Inc.(Æ)	11,424	543
Tanger Factory Outlet Centers, Inc.(ö)	157,724	5,489	AxoGen, Inc.(Æ)	174,559	1,545
Terreno Realty Corp.(ö)	15,984	417	BioDelivery Sciences International, Inc.(Æ)
Territorial Bancorp, Inc.	14,693	419	(Ñ)	482,639	1,110
Texas Capital Bancshares, Inc.(Æ)	18,449	1,094	BioSpecifics Technologies Corp.(Æ)	9,186	399
Towne Bank	22,280	553	BioTelemetry, Inc.(Æ)	106,447	1,884
TriCo Bancshares	59,827	1,575	Cambrex Corp.(Æ)	53,424	2,153
TriState Capital Holdings, Inc.(Æ)	36,171	638	Capital Senior Living Corp.(Æ)	207,718	3,317
Trupanion, Inc.(Æ)(Ñ)	39,951	647	Cepheid(Æ)	2,512	133
TrustCo Bank Corp.	202,435	1,417	Chemed Corp.	43,776	6,191
Two Harbors Investment Corp.(ö)	74,700	622	Coherus Biosciences, Inc.(Æ)	27,423	750
UMB Financial Corp.	64,201	3,984	CoLucid Pharmaceuticals, Inc.(Æ)(Ñ)	30,430	925
Umpqua Holdings Corp.	106,642	1,629	Concert Pharmaceuticals, Inc.(Æ)	34,439	266
United Community Banks, Inc.	95,536	2,061	ContraVir Pharmaceuticals, Inc.(Æ)(Ñ)	254,251	514
United Financial Bancorp, Inc.	92,167	1,356	Cooper Cos., Inc. (The)	970	171
United Fire Group, Inc.	29,108	1,150	CorVel Corp.(Æ)	59,987	2,073
Universal Insurance Holdings, Inc.(Ñ)	14,298	305	Corvus Pharmaceuticals, Inc.(Æ)(Ñ)	7,205	96
Univest Corp. of Pennsylvania	10,167	241	CryoLife, Inc.(Æ)	55,613	945
Urstadt Biddle Properties, Inc. Class A(ö)	17,499	376	CTI BioPharma Corp.(Æ)	28,700	11
Voya Financial, Inc.	30,400	929	Cutera, Inc.(Æ)	8,900	117
Washington Federal, Inc.	31,700	864	Cynosure, Inc. Class A(Æ)	141,253	6,024
WashingtonFirst Bankshares, Inc.	4,439	109	CytomX Therapeutics, Inc.(Æ)(Ñ)	21,842	246
WesBanco, Inc.	107,927	3,552	Depomed, Inc.(Æ)	46,605	1,042
Westamerica Bancorporation(Ñ)	3,613	179	Derma Sciences, Inc.(Æ)	14,552	65
Western Alliance Bancorp(Æ)	38,004	1,420	Dermira, Inc.(Æ)	20,303	637
Wintrust Financial Corp.	78,460	4,233	Emergent BioSolutions, Inc.(Æ)	14,642	391
WSFS Financial Corp.	44,955	1,576	Enanta Pharmaceuticals, Inc.(Æ)(Ñ)	15,931	375
Xenia Hotels & Resorts, Inc.(ö)	22,901	357	Ensign Group, Inc. (The)	251,136	4,638
Yadkin Financial Corp.	56,937	1,579	Exactech, Inc.(Æ)	54,865	1,325
Zions Bancorporation	8,700	280	Fate Therapeutics, Inc.(Æ)(Ñ)	10,950	23
		399,660	FibroGen, Inc.(Æ)	3,700	61
			Five Prime Therapeutics, Inc.(Æ)	22,362	1,085
Health Care - 11.5%			Flamel Technologies SA - ADR(Æ)	232,877	2,515
Abaxis, Inc.	72,564	3,464	Flexion Therapeutics, Inc.(Æ)	47,161	901
Abiomed, Inc.(Æ)	34,882	3,662	Foundation Medicine, Inc.(Æ)	16,247	369
Acadia Healthcare Co., Inc.(Æ)	14,250	512	GenMark Diagnostics, Inc.(Æ)	71,639	764
Accuray, Inc.(Æ)	589,000	2,886	Geron Corp.(Æ)(Ñ)	155,188	287
			Glaukos Corp.(Æ)	76,978	2,571

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small Cap Equity Fund 145

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Globus Medical, Inc. Class A(Æ)	164,248	3,635	Prestige Brands Holdings, Inc.(Æ)	128,843	5,834
HealthEquity, Inc.(Æ)	12,014	399	REGENXBIO, Inc.(Æ)(Ñ)	41,186	649
HealthSouth Corp.	85,195	3,421	Repligen Corp.(Æ)	12,813	366
Healthways, Inc.(Æ)	33,649	835	Retrophin, Inc.(Æ)	44,776	844
Heska Corp.(Æ)	69,172	3,417	Rigel Pharmaceuticals, Inc.(Æ)	332,062	863
Icon PLC(Æ)	11,002	883	RTI Surgical, Inc.(Æ)	6,244	16
ICU Medical, Inc.(Æ)	23,355	3,253	SeaSpine Holdings Corp.(Æ)	3,489	33
Ignyta, Inc.(Æ)	10,600	53	Spectranetics Corp. (The)(Æ)	27,546	598
Impax Laboratories, Inc.(Æ)	31,909	641	Steris PLC	61,901	4,136
INC Research Holdings, Inc. Class A(Æ)	23,820	1,089	Supernus Pharmaceuticals, Inc.(Æ)	246,311	4,877
Inogen, Inc.(Æ)	56,401	3,027	Surmodics, Inc.(Æ)	71,516	1,781
Inovio Pharmaceuticals, Inc.(Æ)	41,192	267	Synergy Pharmaceuticals, Inc.(Æ)(Ñ)	108,583	498
Insys Therapeutics, Inc.(Æ)(Ñ)	20,822	225	Tabula Rasa HealthCare, Inc.(Æ)	64,160	752
Integra LifeSciences Holdings Corp.(Æ)	50,031	3,978	Tandem Diabetes Care, Inc.(Æ)	80,922	490
Intellia Therapeutics, Inc.(Æ)(Ñ)	15,871	219	Theravance Biopharma, Inc.(Æ)(Ñ)	18,696	470
Intersect ENT, Inc.(Æ)	38,516	562	Tokai Pharmaceuticals, Inc.(Æ)(Ñ)	97,731	108
Invacare Corp.	51,882	475	Trevena, Inc.(Æ)	50,271	245
Invuity, Inc.(Æ)	12,753	129	Trinity Biotech PLC - ADR(Æ)(Ñ)	235,600	1,607
iRhythm Technologies, Inc.(Æ)	1,174	29	Triple-S Management Corp. Class B(Æ)	70,594	1,460
Juniper Pharmaceuticals, Inc.(Æ)	200	1	US Physical Therapy, Inc.	1,254	71
K2M Group Holdings, Inc.(Æ)	38,552	658	Utah Medical Products, Inc.	19,823	1,232
Kindred Healthcare, Inc.	35,100	346	Vanda Pharmaceuticals, Inc.(Æ)	60,080	892
Kite Pharma, Inc.(Æ)(Ñ)	8,862	393	Vascular Solutions, Inc.(Æ)	19,721	899
La Jolla Pharmaceutical Co.(Æ)	30,502	534	Verastem, Inc.(Æ)	100,080	125
Lannett Co., Inc.(Æ)(Ñ)	16,300	357	Versartis, Inc.(Æ)(Ñ)	29,300	324
LeMaitre Vascular, Inc.	39,561	828	Vical, Inc.(Æ)	4,390	11
Lexicon Pharmaceuticals, Inc.(Æ)(Ñ)	21,276	316	Voyager Therapeutics, Inc.(Æ)(Ñ)	14,909	179
Ligand Pharmaceuticals, Inc. Class B(Æ)(Ñ)	83,301	7,974	VWR Corp.(Æ)	88,166	2,425
Luminex Corp.(Æ)	29,405	613	WellCare Health Plans, Inc.(Æ)	5,172	587
MacroGenics, Inc.(Æ)	13,804	327	Wright Medical Group NV(Æ)	33,064	724
Magellan Health, Inc.(Æ)	36,100	1,857	Xencor, Inc.(Æ)	42,055	895
Masimo Corp.(Æ)	9,000	495	Zafgen, Inc.(Æ)	62,915	189
Medpace Holdings, Inc.(Æ)	15,000	435	Zeltiq Aesthetics, Inc.(Æ)(Ñ)	2,702	89
Meridian Bioscience, Inc.	30,718	505			194,006
Merit Medical Systems, Inc.(Æ)	31,934	701
MiMedx Group, Inc.(Æ)(Ñ)	46,230	412	Materials and Processing - 5.5%
Minerva Neurosciences, Inc.(Æ)	65,060	725	A Schulman, Inc.	99,620	2,864
Molina Healthcare, Inc.(Æ)	85,677	4,662	Allegheny Technologies, Inc.(Ñ)	49,300	672
MyoKardia, Inc.(Æ)(Ñ)	38,792	522	A-Mark Precious Metals, Inc.	300	5
Myriad Genetics, Inc.(Æ)(Ñ)	75,571	1,490	Ampco-Pittsburgh Corp.	19,191	207
NanoString Technologies, Inc.(Æ)	77,403	1,506	Apogee Enterprises, Inc.	103,976	4,237
National HealthCare Corp.	10,252	663	Armstrong Flooring, Inc.(Æ)	169,690	2,747
National Research Corp. Class A	8,674	133	Armstrong World Industries, Inc.(Æ)	114,727	4,302
Natus Medical, Inc.(Æ)	34,996	1,377	Ascent Capital Group, Inc. Class A(Æ)	26,500	540
Navidea Biopharmaceuticals, Inc.(Æ)	15,203	13	Aspen Aerogels, Inc.(Æ)	5,800	36
Neogen Corp.(Æ)	27,264	1,437	Atkore International Group, Inc.(Æ)	28,708	540
NeoGenomics, Inc.(Æ)	451,137	3,636	Beacon Roofing Supply, Inc.(Æ)	16,947	712
Nevro Corp.(Æ)(Ñ)	33,881	3,114	Berry Plastics Group, Inc.(Æ)	103,051	4,508
Nobilis Health Corp.(Æ)(Ñ)	142,635	478	Cabot Microelectronics Corp.	47,633	2,632
Novan, Inc.(Æ)	26,616	559	Caesarstone, Ltd.(Æ)	8,001	283
NuVasive, Inc.(Æ)	55,787	3,332	Carpenter Technology Corp.	8,600	272
Obalon Therapeutics, Inc.(Æ)	25,696	332	Century Aluminum Co.(Æ)	74,560	545
Ophthotech Corp.(Æ)	8,501	305	Chase Corp.	12,081	826
Osiris Therapeutics, Inc.(Æ)(Ñ)	9,387	38	Comfort Systems USA, Inc.	108,882	3,141
Owens & Minor, Inc.	62,659	2,033	Compass Minerals International, Inc.(Ñ)	84,190	6,049
PDL BioPharma, Inc.	125,345	404	CompX International, Inc.	3,096	35
Penumbra, Inc.(Æ)	40,595	2,677	Domtar Corp.	7,300	262
PharmAthene, Inc.(Æ)	27,891	77	Emerge Energy Services, LP(Æ)(Ñ)	49,002	635
PharMerica Corp.(Æ)	12,106	288	Ferroglobe PLC	98,500	911
PRA Health Sciences, Inc.(Æ)	21,582	1,149	FutureFuel Corp.	64,145	703

See accompanying notes which are an integral part of the financial statements.

146 Russell U.S. Small Cap Equity Fund

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Gibraltar Industries, Inc.(Æ)	17,777	692	Briggs & Stratton Corp.	22,900	426
Global Brass & Copper Holdings, Inc.	27,520	790	Brink's Co. (The)	60,111	2,377
Gold Resource Corp.	180,563	1,026	CBIZ, Inc.(Æ)	252,640	2,792
Haynes International, Inc.	71,071	2,286	CDI Corp.(Æ)	15,818	97
Headwaters, Inc.(Æ)	27,380	449	CEB, Inc.(Æ)	46,579	2,266
Hi-Crush Partners, LP(Æ)	75,059	1,272	Celadon Group, Inc.	175,362	1,140
Huntsman Corp.	80,075	1,357	Chart Industries, Inc.(Æ)	32,016	888
Huttig Building Products, Inc.(Æ)	179,780	868	Commercial Vehicle Group, Inc.(Æ)	62,600	284
Innospec, Inc.	25,124	1,514	Control4 Corp.(Æ)(Ñ)	96,265	1,087
Insteel Industries, Inc.	20,100	541	Convergys Corp.	23,617	690
Interface, Inc. Class A	244,763	3,880	Costamare, Inc.	14,000	91
Kronos Worldwide, Inc.(Ñ)	332,540	2,557	CoStar Group, Inc.(Æ)	4,716	882
Landec Corp.(Æ)	88,300	1,170	Covanta Holding Corp.	330,174	4,953
Lawson Products, Inc.(Æ)	2,100	40	CPI Aerostructures, Inc.(Æ)	63,792	427
LB Foster Co. Class A	21,872	271	CRA International, Inc.	26,901	838
Materion Corp.	38,253	1,159	CUI Global, Inc.(Æ)(Ñ)	37,837	179
MRC Global, Inc.(Æ)	55,000	811	Curtiss-Wright Corp.	23,409	2,098
Neenah Paper, Inc.	34,328	2,743	CyberOptics Corp.(Æ)	35,300	853
NewMarket Corp.	7,355	2,949	Deluxe Corp.	57,020	3,490
NN, Inc.	20,500	362	Douglas Dynamics, Inc.	29,778	956
Olympic Steel, Inc.	15,859	366	Ducommun, Inc.(Æ)	18,000	343
Patrick Industries, Inc.(Æ)	17,280	991	DXP Enterprises, Inc.(Æ)	10,500	229
PGT, Inc.(Æ)	75,966	744	Dycom Industries, Inc.(Æ)	36,648	2,819
PolyOne Corp.	92,298	2,698	Echo Global Logistics, Inc.(Æ)	29,500	625
Quaker Chemical Corp.	41,381	4,448	EMCOR Group, Inc.	34,820	2,105
Rayonier Advanced Materials, Inc.(Ñ)	34,900	451	Energy Recovery, Inc.(Æ)(Ñ)	58,479	714
Resolute Forest Products, Inc.(Æ)	104,958	499	EnerSys	22,100	1,439
Ryerson Holding Corp.(Æ)	3,200	33	Engility Holdings, Inc.(Æ)	30,350	872
Schweitzer-Mauduit International, Inc.	70,189	2,591	Ennis, Inc.	4,412	65
Silgan Holdings, Inc.	107,444	5,474	Essendant, Inc.(Æ)	82,269	1,263
Stepan Co.	20,212	1,436	Esterline Technologies Corp.(Æ)	8,365	614
Summit Materials, Inc. Class A(Æ)	36,450	683	Exponent, Inc.	75,997	4,351
TimkenSteel Corp.(Æ)	26,778	274	Forrester Research, Inc.	2,883	107
Tronox, Ltd. Class A	390,343	3,162	FreightCar America, Inc.	250,593	3,273
UFP Technologies, Inc.(Æ)	22,249	594	Frontline, Ltd. (Ñ)	16,100	115
United States Lime & Minerals, Inc.	2,660	175	G&K Services, Inc. Class A	42,901	4,063
Universal Forest Products, Inc.	11,700	1,006	Gener8 Maritime, Inc.(Æ)	45,000	190
US Concrete, Inc.(Æ)	31,995	1,597	Generac Holdings, Inc.(Æ)	27,800	1,059
US Silica Holdings, Inc.	18,076	835	Genesee & Wyoming, Inc. Class A(Æ)	32,278	2,193
Versum Materials, Inc.(Æ)	55,350	1,256	Granite Construction, Inc.	131,506	6,465
		93,714	Great Lakes Dredge & Dock Corp.(Å)(Æ)	732,700	2,601
			Greenbrier Cos., Inc.(Ñ)	34,018	1,072
Producer Durables - 15.2%			H&E Equipment Services, Inc.	40,580	566
AAR Corp.	137,990	4,439	Hardinge, Inc.	27,215	264
ABM Industries, Inc.	30,600	1,196	Harsco Corp.(Æ)	200,056	1,951
ACCO Brands Corp.(Æ)	262,191	2,910	Healthcare Services Group, Inc.	115,221	4,260
Advanced Energy Industries, Inc.(Æ)	77,765	3,709	HEICO Corp.	69,255	4,679
Aerovironment, Inc.(Æ)	23,933	574	Heidrick & Struggles International, Inc.	25,205	466
Air Transport Services Group, Inc.(Æ)	181,447	2,401	HNI Corp.	36,081	1,467
Allegiant Travel Co. Class A	1,100	152	Houston Wire & Cable Co.	19,100	102
Allied Motion Technologies, Inc.	84,049	1,662	Hub Group, Inc. Class A(Æ)	33,090	1,206
American Superconductor Corp.(Æ)	18,499	119	Hudson Technologies, Inc.(Æ)	407,543	2,486
ArcBest Corp.	3,200	64	Huron Consulting Group, Inc.(Æ)	75,961	4,258
Ardmore Shipping Corp.(Ñ)	109,400	640	Hyster-Yale Materials Handling, Inc.	21,931	1,277
Argan, Inc.	67,049	3,812	ICF International, Inc.(Æ)	77,800	3,610
Astec Industries, Inc.	10,983	608	Information Services Group, Inc.(Æ)	651,097	2,572
Atlas Air Worldwide Holdings, Inc.(Æ)	24,287	1,016	InnerWorkings, Inc.(Æ)	321,279	2,830
Babcock & Wilcox Co. (The) Class W(Æ)	255,825	10,033	Insperity, Inc.	16,161	1,215
Babcock & Wilcox Enterprises, Inc.(Æ)	203,371	3,201	Itron, Inc.(Æ)	1,800	97
Barrett Business Services, Inc.	17,984	806	John Bean Technologies Corp.	30,256	2,416

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small Cap Equity Fund 147

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
Kaman Corp. Class A	28,870	1,260	Swift Transportation Co. Class A(Æ)(Ñ)	129,889	2,907
KBR, Inc.	509,469	7,545	Sykes Enterprises, Inc.(Æ)	55,272	1,478
Kelly Services, Inc. Class A	55,737	1,044	Teledyne Technologies, Inc.(Æ)	11,835	1,274
Kimball International, Inc. Class B	216,018	2,700	TeleTech Holdings, Inc.	2,583	73
KLX, Inc.(Æ)	30,111	1,036	Terex Corp.	186,521	4,454
Knight Transportation, Inc.	18,403	538	Tetra Tech, Inc.	32,686	1,257
Korn/Ferry International	24,700	504	Textainer Group Holdings, Ltd.(Æ)	44,344	337
Kratos Defense & Security Solutions, Inc.(Æ)	210,111	1,181	Titan Machinery, Inc.(Æ)	113,670	1,056
Layne Christensen Co.(Æ)(Ñ)	101,361	869	TopBuild Corp.(Æ)	25,751	776
Liquidity Services, Inc.(Æ)	42,300	374	TransDigm Group, Inc.	6,800	1,853
Littelfuse, Inc.	32,555	4,541	TriMas Corp.(Æ)	59,480	1,068
Lydall, Inc.(Æ)	21,702	1,015	Triumph Group, Inc.	43,500	1,031
Manitex International, Inc.(Æ)	15,900	88	Tutor Perini Corp.(Æ)	178,892	3,408
Manitowoc Co., Inc. (The)	100,857	407	USA Truck, Inc.(Æ)	20,600	170
Manitowoc Foodservice, Inc.(Æ)	77,857	1,176	Vectrus, Inc.(Æ)	19,669	330
ManpowerGroup, Inc.	3,800	292	Virgin America, Inc.(Æ)	7,008	381
Marten Transport, Ltd.	46,975	963	WageWorks, Inc.(Æ)	79,571	4,691
MasTec, Inc.(Æ)	200,173	5,715	Xerium Technologies, Inc.(Æ)	6,808	42
MAXIMUS, Inc.	75,657	3,939			256,097
Maxwell Technologies, Inc.(Æ)(Ñ)	65,195	316
McGrath RentCorp	124,232	3,739	Technology - 16.1%
Mitek Systems, Inc.(Æ)	77,517	523	A10 Networks, Inc.(Æ)	75,063	575
Mobile Mini, Inc.	15,975	405	Acacia Communications, Inc.(Æ)	960	67
Modine Manufacturing Co.(Æ)	50,580	554	ACI Worldwide, Inc.(Æ)	51,000	924
Moog, Inc. Class A(Æ)	27,593	1,602	Actua Corp.(Æ)	50,500	588
MTS Systems Corp.	12,780	608	Acxiom Corp.(Æ)	217,606	5,127
MYR Group, Inc.(Æ)	43,131	1,287	ADTRAN, Inc.	298,472	5,417
Navigant Consulting, Inc.(Æ)	39,267	919	Advanced Micro Devices, Inc.(Æ)	123,300	891
Navios Maritime Acquisition Corp.(Ñ)	19,610	25	Aerohive Networks, Inc.(Æ)(Ñ)	234,200	1,239
Navistar International Corp.(Æ)(Ñ)	24,800	553	Alarm.com Holdings, Inc.(Æ)(Ñ)	32,503	948
NV5 Global, Inc.(Æ)	61,764	1,766	Alpha & Omega Semiconductor, Ltd.(Æ)	31,363	663
On Assignment, Inc.(Æ)	131,809	4,536	Ambarella, Inc.(Æ)(Ñ)	23,590	1,448
Orion Group Holdings, Inc.(Æ)	292,264	2,361	Amkor Technology, Inc.(Æ)	42,700	396
Oshkosh Corp.	69,848	3,737	Applied Micro Circuits Corp.(Æ)	185,600	1,373
PAM Transportation Services, Inc.(Æ)	16,679	329	Applied Optoelectronics, Inc.(Æ)(Ñ)	99,288	1,909
Park-Ohio Holdings Corp.	5,591	179	ARC Document Solutions, Inc.(Æ)	43,325	149
Powell Industries, Inc.	14,014	496	ARC Document Solutions, Inc.(Å)(Æ)	308,500	1,058
Power Solutions International, Inc.(Æ)	8,500	81	ARRIS International PLC(Æ)	37,893	1,053
Primoris Services Corp.	253,228	5,072	Aspen Technology, Inc.(Æ)	25,302	1,246
Quad/Graphics, Inc.	27,553	655	Autobytel, Inc.(Æ)	199,430	3,261
Quanta Services, Inc.(Æ)	92,224	2,651	Avid Technology, Inc.(Æ)	101,970	670
Rand Logistics, Inc.(Å)(Æ)	90,100	65	AXT, Inc.(Æ)	230,689	1,188
Resources Connection, Inc.	13,533	201	Barracuda Networks, Inc.(Æ)	33,557	783
Rexnord Corp.(Æ)	45,078	897	Bazaarvoice, Inc.(Æ)	474,959	2,327
Ritchie Bros Auctioneers, Inc.	127,478	4,409	Bel Fuse, Inc. Class B	19,687	469
Roadrunner Transportation Systems, Inc.(Æ)	28,300	215	Benchmark Electronics, Inc.(Æ)	159,243	4,005
RPX Corp. Class A(Æ)	122,055	1,191	Brightcove, Inc.(Æ)	60,317	672
Ryder System, Inc.	39,047	2,709	Brooks Automation, Inc.	59,347	773
Saia, Inc.(Æ)	21,881	780	CalAmp Corp.(Æ)	373,774	4,829
Scorpio Tankers, Inc.	405,500	1,553	Calix, Inc.(Æ)	97,466	609
SkyWest, Inc.	178,416	5,379	Callidus Software, Inc.(Æ)	383,587	7,000
Spartan Motors, Inc.	119,035	1,018	Carbonite, Inc.(Æ)	307,408	5,241
Spirit Airlines, Inc.(Æ)	29,500	1,414	Cavium, Inc.(Æ)	131,132	7,402
SPX Corp.(Æ)	37,100	705	CEVA, Inc.(Æ)	97,893	2,942
SPX FLOW, Inc.(Æ)	12,939	325	Ciber, Inc.(Æ)	680,100	694
Standex International Corp.	35,547	2,716	Cognex Corp.	29,977	1,547
StealthGas, Inc.(Å)(Æ)(Ñ)	186,620	579	Coherent, Inc.(Æ)	24,934	2,596
Sterling Construction Co., Inc.(Æ)	110,500	804	Cohu, Inc.	238,106	2,664
Strattec Security Corp.	4,625	164	CommerceHub, Inc.(Æ)	150,512	2,263
SuperCom, Ltd.(Å)(Æ)(Ñ)	130,863	351	CommVault Systems, Inc.(Æ)	53,026	2,837

See accompanying notes which are an integral part of the financial statements.

148 Russell U.S. Small Cap Equity Fund

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
Computer Task Group, Inc.	1,900	8	Mercury Systems, Inc.(Æ)	60,919	1,692
Comtech Telecommunications Corp.	68,335	711	Methode Electronics, Inc.	57,623	1,798
Cornerstone OnDemand, Inc.(Æ)	101,031	4,173	MicroStrategy, Inc. Class A(Æ)	6,360	1,239
CSG Systems International, Inc.	3,914	149	Mindbody Inc. Class A(Æ)(Ñ)	38,241	792
CTS Corp.	147,531	2,685	MobileIron, Inc.(Æ)	53,034	194
Cypress Semiconductor Corp.	230,303	2,296	Model N, Inc.(Æ)	94,878	977
Daktronics, Inc.	79,656	665	Monotype Imaging Holdings, Inc.	107,867	2,060
Datalink Corp.(Æ)	23,178	220	Nanometrics, Inc.(Æ)	23,887	499
Diebold, Inc.	268,085	5,844	NCI, Inc. Class A	8,400	99
Digi International, Inc.(Æ)	104,238	954	NeoPhotonics Corp.(Æ)	247,839	3,470
Digimarc Corp.(Æ)(Ñ)	14,150	447	NETGEAR, Inc.(Æ)	12,800	646
DSP Group, Inc.(Æ)	15,000	163	NIC, Inc.	1,691	39
Ebix, Inc.(Ñ)	8,897	498	Nice, Ltd. - ADR	12,147	807
Electro Scientific Industries, Inc.(Æ)	83,107	430	Nimble Storage, Inc.(Æ)	26,800	204
Ellie Mae, Inc.(Æ)	29,650	3,140	NVE Corp.	3,067	173
EMCORE Corp.	259,034	1,697	Oclaro, Inc.(Æ)	137,668	1,006
EPAM Systems, Inc.(Æ)	5,918	381	ON Semiconductor Corp.(Æ)	24,900	291
ePlus, Inc.(Æ)	3,717	340	Ooma, Inc.(Æ)	56,610	490
Everbridge, Inc.(Æ)	9,175	135	Orbotech, Ltd.(Æ)	80,027	2,193
Evolent Health, Inc. Class A(Æ)	97,379	2,050	Paycom Software, Inc.(Æ)(Ñ)	30,428	1,574
Exar Corp.(Æ)	389,268	3,511	PC Connection, Inc.	47,213	1,096
Extreme Networks, Inc.(Æ)	193,503	815	PC-Telephone, Inc.	7,800	40
Fabrinet(Æ)	67,128	2,548	PDF Solutions, Inc.(Æ)	451,742	8,922
FireEye, Inc.(Æ)	342,693	3,982	Pegasystems, Inc.	2,113	65
Five9, Inc.(Æ)	309,825	4,437	Perficient, Inc.(Æ)	36,374	677
FormFactor, Inc.(Æ)	74,157	666	Perficient, Inc.(Å)(Æ)	268,523	4,997
Gigamon, Inc.(Æ)	73,242	4,050	Photronics, Inc.(Æ)	144,272	1,399
GrubHub, Inc.(Æ)(Ñ)	40,064	1,527	Plexus Corp.(Æ)	28,322	1,297
GTT Communications, Inc.(Æ)	87,940	1,979	Power Integrations, Inc.	49,109	3,165
Harmonic, Inc.(Æ)	355,525	1,813	Proofpoint, Inc.(Æ)	60,396	4,734
Hortonworks, Inc.(Æ)(Ñ)	107,733	823	Q2 Holdings, Inc.(Æ)	73,677	2,070
IAC/InterActiveCorp(Æ)	27,640	1,781	QAD, Inc. Class A	47,341	1,139
II-VI, Inc.(Æ)	23,689	659	Quantum Corp.(Æ)	718,172	575
Immersion Corp.(Æ)(Ñ)	134,700	1,099	RADCOM, Ltd.(Æ)	66,430	1,348
Imperva, Inc.(Æ)	14,514	536	Radisys Corp.(Æ)	324,927	1,355
Infinera Corp.(Æ)	85,715	669	Rambus, Inc.(Æ)	114,495	1,396
Inphi Corp.(Æ)	12,536	465	Rapid7, Inc.(Æ)(Ñ)	41,029	588
Insight Enterprises, Inc.(Æ)	38,332	1,104	RealPage, Inc.(Æ)	47,901	1,303
InterDigital, Inc.	22,106	1,562	RetailMeNot, Inc.(Æ)	62,299	564
InterXion Holding NV(Æ)	23,473	874	Revolution Lighting Technologies, Inc.(Æ)(Ñ)	78,999	542
Intevac, Inc.(Æ)	2,294	13	Rightside Group, Ltd.(Æ)	13,700	115
iRobot Corp.(Æ)	18,870	957	Rofin-Sinar Technologies, Inc.(Æ)	18,484	602
Ixia(Æ)	51,892	620	Rudolph Technologies, Inc.(Æ)	86,796	1,571
Jabil Circuit, Inc.	134,899	2,879	Sanmina Corp.(Æ)	57,424	1,588
Jive Software, Inc.(Æ)	21,900	86	ScanSource, Inc.(Æ)	24,744	866
Kemet Corp.(Æ)	54,416	194	Science Applications International Corp.	61,240	4,220
Key Tronic Corp.(Æ)	9,993	77	Seachange International, Inc.(Æ)	73,100	192
KEYW Holding Corp. (The)(Æ)(Ñ)	148,160	1,554	Shopify, Inc. Class A(Æ)	31,440	1,303
Kimball Electronics, Inc.(Æ)	100,159	1,392	ShoreTel, Inc.(Æ)	227,359	1,512
KVH Industries, Inc.(Æ)	11,724	93	Sigma Designs, Inc.(Æ)	82,986	606
Leaf Group, Ltd.(Æ)	22,595	131	Silicom, Ltd.	11,443	426
Leidos Holdings, Inc.	49,631	2,063	Silicon Laboratories, Inc.(Æ)	17,430	1,045
Limelight Networks, Inc.(Æ)	96,084	171	Silicon Motion Technology Corp. - ADR	13,760	559
Lionbridge Technologies, Inc.(Æ)	438,480	2,118	Silver Spring Networks, Inc.(Æ)	12,000	169
LogMeIn, Inc.(Ñ)	21,947	2,085	Sonus Networks, Inc.(Æ)	110,937	642
Lumentum Holdings, Inc.(Æ)	169,431	5,693	Stratasys, Ltd.(Æ)(Ñ)	30,000	574
ManTech International Corp. Class A	36,697	1,425	Super Micro Computer, Inc.(Æ)	18,425	437
Marin Software, Inc.(Æ)	49,231	113	Synaptics, Inc.(Æ)	2,940	153
Match Group, Inc.(Æ)(Ñ)	39,132	707	SYNNEX Corp.	30,817	3,160
Mentor Graphics Corp.	115,532	3,339	Syntel, Inc.	2,238	45

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal		Fair		Principal		Fair
	Amount ($) or		Value		Amount ($) or		Value
	Shares		$		Shares		$
Tech Data Corp.(Æ)	22,500		1,733	0.170% due 12/01/16 (~)(§)	3,000		2,999
TechTarget, Inc.(Æ)	139,989		1,131	Total Short-Term Investments
TeleNav, Inc.(Æ)	132,901		724
Tessera Technologies, Inc.	150,432		5,581	(cost $93,982)			93,996
Tremor Video, Inc.(Æ)	30,450		51
TTM Technologies, Inc.(Æ)	72,936		959	Other Securities - 5.1%
Tyler Technologies, Inc.(Æ)	6,255		1,003	Russell U.S. Cash Collateral Fund(×)	85,476,073	(8)	85,476
Ultra Clean Holdings(Æ)	54,800		466	Total Other Securities
Ultratech, Inc.(Æ)	48,700		1,037	(cost $85,476)			85,476
Unisys Corp.(Æ)(Ñ)	65,959		689
USA Technologies, Inc.(Æ)	360,585		1,623	Total Investments 105.3%
Varonis Systems, Inc.(Æ)	95,851		2,736	(identified cost $1,626,297)			1,780,052
Veeco Instruments, Inc.(Æ)	47,606		1,033
Viavi Solutions, Inc. Class W(Æ)	309,640		2,205	Other Assets and Liabilities, Net
Virtusa Corp.(Æ)	29,389		557	-(5.3%)			(89,650)
Vocera Communications, Inc.(Æ)	101,361		1,865
Wix.com, Ltd.(Æ)	18,526		741	Net Assets - 100.0%			1,690,402
Xactly Corp.(Æ)	62,963		812
Xcerra Corp.(Æ)	338,219		1,864
Zynga, Inc. Class A(Æ)	405,000		1,138
			272,687

Utilities - 2.7%
8x8, Inc.(Æ)	113,737		1,621
ALLETE, Inc.	22,500		1,379
American States Water Co.	89,480		3,577
ATN International, Inc.	7,100		480
Black Hills Corp.	15,100		934
Boingo Wireless, Inc.(Æ)	209,770		2,039
Chesapeake Utilities Corp.	13,800		884
Comstock Resources, Inc.(Æ)(Ñ)	110,706		1,081
Dynegy, Inc. Class A(Æ)	47,676		508
Evolution Petroleum Corp.	6,682		52
Extraction Oil & Gas, Inc.(Æ)(Ñ)	19,338		413
FairPoint Communications, Inc.(Æ)	34,805		543
Gogo, Inc.(Æ)(Ñ)	45,715		462
Hawaiian Telcom Holdco, Inc.(Æ)	8,300		170
IDT Corp. Class B	16,339		292
j2 Global, Inc.	82,969		5,903
Northwest Natural Gas Co.	36,418		2,141
NorthWestern Corp.	21,000		1,209
NRG Yield, Inc. Class A	204,376		3,011
ONE Gas, Inc.	18,800		1,152
Orbcomm, Inc.(Æ)	76,448		683
PNM Resources, Inc.	79,100		2,598
Portland General Electric Co.	57,811		2,523
Pure Cycle Corp.(Å)(Æ)	221,800		1,164
Resolute Energy Corp.(Æ)(Ñ)	40,434		1,047
South Jersey Industries, Inc.	302,697		8,975
Spire, Inc.	7,700		484
Spok Holdings, Inc.	17,843		322
Telephone & Data Systems, Inc.	5,600		145
			45,792

Total Common Stocks
(cost $1,446,839)			1,600,580

Short-Term Investments - 5.5%
Russell U.S. Cash Management Fund	90,978,476	(8)	90,997
United States Treasury Bills

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2016

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

		Principal		Cost per	Cost	Fair Value
% of Net Assets	Acquisition	Amount ($)		Unit	(000)	(000)
Securities	Date	or shares		$	$	$
0.9%
ARC Document Solutions, Inc.	06/24/15		308,500	5.49	1,694	1,058
FBR & Co.	03/11/15		81,100	22.57	1,831	1,127
Great Lakes Dredge & Dock Corp.	03/11/15		732,700	5.17	3,785	2,601
Perficient, Inc.	12/09/11		268,523	15.18	4,075	4,997
Pure Cycle Corp.	09/10/13		221,800	5.16	1,144	1,164
Rand Logistics, Inc.	03/12/15		90,100	3.04	274	65
State Bank Financial Corp.	03/11/15		121,700	20.49	2,494	2,683
StealthGas, Inc.	03/11/15		186,620	5.54	1,035	579
SuperCom, Ltd.	06/18/15		130,863	7.84	1,026	351
						14,625
For a description of restricted securities see note 8 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)

						Unrealized
					Appreciation
	Number of		Notional	Expiration	(Depreciation)
	Contracts		Amount	Date		$

Long Positions
Russell 2000 Mini Index Futures	773	USD	91,933	12/16		(2,743)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)						(2,743)

Presentation of Portfolio Holdings
Amounts in thousands
	Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Common Stocks
Consumer Discretionary	$220,590	$—	$—	$—	$220,590	13.1
Consumer Staples	63,139	—	—	—	63,139	3.7
Energy	54,895	—	—	—	54,895	3.3
Financial Services	399,456	204	—	—	399,660	23.6
Health Care	194,006	—	—	—	194,006	11.5
Materials and Processing	93,714	—	—	—	93,714	5.5
Producer Durables	256,097	—	—	—	256,097	15.2
Technology	272,687	—	—	—	272,687	16.1
Utilities	45,792	—	—	—	45,792	2.7
Short-Term Investments	—	2,999	—	90,997	93,996	5.5
Other Securities	—	—	—	85,476	85,476	5.1
Total Investments	1,600,376	3,203	—	176,473	1,780,052	105.3
Other Assets and Liabilities, Net						(5.3)
						100.0
Other Financial Instruments
Liabilities
Futures Contracts	(2,743)	—	—	—	(2,743)	(0.2)
Total Other Financial Instruments*	$(2,743)	$—	$—	$—	$(2,743)

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2016

* Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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Fair Value of Derivative Instruments — October 31, 2016

Amounts in thousands

		Equity
Derivatives not accounted for as hedging instruments		Contracts

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*		$2,743

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$11,438	$—
Foreign currency-related transactions**	—	(1)
Total	$11,438	$(1)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(3,308)	$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2016

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value	$83,020	$—	$83,020
Futures Contracts	Variation margin on futures contracts	263	—	263
Total Financial and Derivative Assets		83,283	—	83,283
Financial and Derivative Assets not subject to a netting agreement		(263)	—	(263)
Total Financial and Derivative Assets subject to a netting agreement		$83,020	$—	$83,020

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Barclays	$12,130	$—	$12,130	$—
Citigroup	8,371	—	8,371	—
Credit Suisse	5,533	—	5,533	—
Deutsche Bank	2,811	—	2,811	—
Fidelity	9,570	—	9,570	—
Goldman Sachs	8,315	—	8,315	—
ING	63	—	63	—
JPMorgan Chase	15,121	—	15,121	—
Merrill Lynch	544	—	544	—
Morgan Stanley	19,342	—	19,342	—
UBS	1,220	—	1,220	—
Total	$83,020	$—	$83,020	$—

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

154 Russell U.S. Small Cap Equity Fund

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Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$1,626,297
Investments, at fair value(*)(>)	1,780,052
Cash (restricted)(a)	1,800
Receivables:
Dividends and interest	638
Dividends from affiliated Russell funds	49
Investments sold	12,877
Fund shares sold	1,514
Variation margin on futures contracts	263
Total assets	1,797,193

Liabilities
Payables:
Investments purchased	18,772
Fund shares redeemed	884
Accrued fees to affiliates	1,357
Other accrued expenses	302
Payable upon return of securities loaned	85,476
Total liabilities	106,791
Commitments and Contingencies (1)

Net Assets	$1,690,402

(1) See note 9 in the Notes to Financial Statements for a detailed description of commitments and contingencies.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small Cap Equity Fund 155

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Statement of Assets and Liabilities, continued — October 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$5,241
Accumulated net realized gain (loss)	(27,238)
Unrealized appreciation (depreciation) on:
Investments	153,755
Futures contracts	(2,743)
Shares of beneficial interest	613
Additional paid-in capital	1,560,774
Net Assets	$1,690,402

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$27.32
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$28.99
Class A — Net assets	$20,553,873
Class A — Shares outstanding ($.01 par value)	752,397
Net asset value per share: Class C(#)	$26.00
Class C — Net assets	$22,458,748
Class C — Shares outstanding ($.01 par value)	863,774
Net asset value per share: Class E(#)	$27.45
Class E — Net assets	$24,161,334
Class E — Shares outstanding ($.01 par value)	880,247
Net asset value per share: Class I(#)	$27.72
Class I — Net assets	$148,637,944
Class I — Shares outstanding ($.01 par value)	5,361,644
Net asset value per share: Class R6(#)	$27.61
Class R6 — Net assets	$401,011
Class R6 — Shares outstanding ($.01 par value)	14,524
Net asset value per share: Class S(#)	$27.57
Class S — Net assets	$1,083,721,123
Class S — Shares outstanding ($.01 par value)	39,304,094
Net asset value per share: Class Y(#)	$27.61
Class Y — Net assets	$390,467,743
Class Y — Shares outstanding ($.01 par value)	14,141,241
Amounts in thousands
(*) Securities on loan included in investments	$83,020
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$176,473

(a) Cash Collateral for Futures	$1,800
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

156 Russell U.S. Small Cap Equity Fund

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Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Dividends	$26,535
Dividends from affiliated Russell funds	313
Interest	11
Securities lending income (net)	3,122
Total investment income	29,981

Expenses
Advisory fees	12,965
Administrative fees	894
Custodian fees (1)	272
Distribution fees - Class A	53
Distribution fees - Class C	182
Transfer agent fees - Class A	42
Transfer agent fees - Class C	48
Transfer agent fees - Class E	58
Transfer agent fees - Class I	187
Transfer agent fees - Class R6	—**
Transfer agent fees - Class S	2,396
Transfer agent fees - Class Y	19
Professional fees	148
Registration fees	125
Shareholder servicing fees - Class C	61
Shareholder servicing fees - Class E	72
Trustees’ fees	63
Printing fees	322
Miscellaneous	54
Expenses before reductions	17,961
Expense reductions	(—)**
Net expenses	17,961
Net investment income (loss)	12,020

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(7,535)
Futures contracts	11,438
Foreign currency-related transactions	(287)
Net realized gain (loss)	3,616
Net change in unrealized appreciation (depreciation) on:
Investments	59,783
Futures contracts	(3,308)
Foreign currency-related transactions	281
Net change in unrealized appreciation (depreciation)	56,756
Net realized and unrealized gain (loss)	60,372
Net Increase (Decrease) in Net Assets from Operations	$72,392

** Less than $500.
(1) Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 10 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,020	$11,155
Net realized gain (loss)	3,616	131,769
Net change in unrealized appreciation (depreciation)	56,756	(159,281)
Net increase (decrease) in net assets from operations	72,392	(16,357)

Distributions
From net investment income
Class A	(100)	(17)
Class C	(—)**	(—)**
Class E	(125)	(14)
Class I	(1,284)	(698)
Class S	(8,818)	(4,629)
Class Y	(4,165)	(2,904)
From net realized gain
Class A	(1,532)	(1,756)
Class C	(1,864)	(2,322)
Class E	(2,105)	(2,888)
Class I	(10,846)	(12,775)
Class S	(87,215)	(103,194)
Class Y	(30,120)	(41,652)
Net decrease in net assets from distributions	(148,174)	(172,849)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(304,068)	(184,494)
Total Net Increase (Decrease) in Net Assets	(379,850)	(373,700)

Net Assets
Beginning of period	2,070,252	2,443,952
End of period	$1,690,402	$2,070,252
Undistributed (overdistributed) net investment income included in net assets	$5,241	$8,448

** Less than $500.

See accompanying notes which are an integral part of the financial statements.

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Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	59	$1,581	91	$2,716
Proceeds from reinvestment of distributions	63	1,614	60	1,765
Payments for shares redeemed	(196)	(5,087)	(146)	(4,310)
Net increase (decrease)	(74)	(1,892)	5	171
Class C
Proceeds from shares sold	38	963	90	2,610
Proceeds from reinvestment of distributions	76	1,852	81	2,316
Payments for shares redeemed	(275)	(6,875)	(251)	(7,205)
Net increase (decrease)	(161)	(4,060)	(80)	(2,279)
Class E
Proceeds from shares sold	111	2,874	102	3,078
Proceeds from reinvestment of distributions	83	2,132	94	2,782
Payments for shares redeemed	(456)	(12,375)	(427)	(12,697)
Net increase (decrease)	(262)	(7,369)	(231)	(6,837)
Class I
Proceeds from shares sold	837	21,825	1,036	31,023
Proceeds from reinvestment of distributions	461	11,869	445	13,302
Payments for shares redeemed	(1,995)	(53,194)	(1,554)	(46,892)
Net increase (decrease)	(697)	(19,500)	(73)	(2,567)
Class R6(1)
Proceeds from shares sold	17	444	—	—
Payments for shares redeemed	(2)	(75)	—	—
Net increase (decrease)	15	369	—	—
Class S
Proceeds from shares sold	7,389	197,236	8,794	265,900
Proceeds from reinvestment of distributions	3,721	95,360	3,598	107,104
Payments for shares redeemed	(18,521)	(493,294)	(14,161)	(427,728)
Net increase (decrease)	(7,411)	(200,698)	(1,769)	(54,724)
Class Y
Proceeds from shares sold	397	10,136	699	21,210
Proceeds from reinvestment of distributions	1,338	34,285	1,497	44,556
Payments for shares redeemed	(4,243)	(115,339)	(5,997)	(184,024)
Net increase (decrease)	(2,508)	(70,918)	(3,801)	(118,258)
Total increase (decrease)	(11,098)	$(304,068)	(5,949)	$(184,494)

(1) For the period March 1, 2016 (commencement of operations) to October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

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Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2016	28.33	.10	.88	.98	(.12)	(1.87)
October 31, 2015	30.93	.06	(.50)	(.44)	(.02)	(2.14)
October 31, 2014	33.31	.04	2.13	2.17	(.05)	(4.50)
October 31, 2013	23.77	.16	9.55	9.71	(.17)	—
October 31, 2012	21.67	.05	2.06	2.11	(.01)	—

Class C
October 31, 2016	27.13	(.10)	.84	.74	—	(1.87)
October 31, 2015	29.89	(.16)	(.46)	(.62)	—	(2.14)
October 31, 2014	32.51	(.20)	2.08	1.88	—	(4.50)
October 31, 2013	23.22	(.04)	9.33	9.29	—	—
October 31, 2012	21.32	(.12)	2.02	1.90	—	—

Class E
October 31, 2016	28.45	.10	.88	.98	(.11)	(1.87)
October 31, 2015	31.03	.06	(.49)	(.43)	(.01)	(2.14)
October 31, 2014	33.39	.04	2.13	2.17	(.03)	(4.50)
October 31, 2013	23.84	.17	9.56	9.73	(.18)	—
October 31, 2012	21.74	.06	2.06	2.12	(.02)	—

Class I
October 31, 2016	28.74	.19	.88	1.07	(.22)	(1.87)
October 31, 2015	31.33	.16	(.49)	(.33)	(.12)	(2.14)
October 31, 2014	33.66	.14	2.16	2.30	(.13)	(4.50)
October 31, 2013	24.03	.27	9.61	9.88	(.25)	—
October 31, 2012	21.91	.12	2.08	2.20	(.08)	—

Class R6
October 31, 2016(8)	23.87	.13	3.61	3.74	—	—

Class S
October 31, 2016	28.59	.16	.89	1.05	(.20)	(1.87)
October 31, 2015	31.19	.14	(.51)	(.37)	(.09)	(2.14)
October 31, 2014	33.53	.10	2.17	2.27	(.11)	(4.50)
October 31, 2013	23.94	.23	9.59	9.82	(.23)	—
October 31, 2012	21.83	.11	2.07	2.18	(.07)	—

Class Y
October 31, 2016	28.64	.22	.88	1.10	(.26)	(1.87)
October 31, 2015	31.24	.20	(.51)	(.31)	(.15)	(2.14)
October 31, 2014	33.58	.17	2.16	2.33	(.17)	(4.50)
October 31, 2013	23.97	.32	9.57	9.89	(.28)	—
October 31, 2012	21.85	.15	2.07	2.22	(.10)	—

See accompanying notes which are an integral part of the financial statements.

160 Russell U.S. Small Cap Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)(l)	Net(d)(e)(l)	Net Assets(d)(e)	Turnover Rate(b)(k)

(1.99)	27.32	3.99	20,554	1.25	1.25	.37	98
(2.16)	28.33	(1.72)	23,410	1.25	1.25	.20	95
(4.55)	30.93	6.70	25,406	1.25	1.25	.09	86
(.17)	33.31	41.08	23,677	1.25	1.25	.58	111
(.01)	23.77	9.73	15,232	1.25	1.25	.21	129

(1.87)	26.00	3.19	22,459	2.00	2.00	(.38)	98
(2.14)	27.13	(2.42)	27,794	2.00	2.00	(.55)	95
(4.50)	29.89	5.91	33,003	2.00	2.00	(.66)	86
—	32.51	40.01	32,285	2.00	2.00	(.15)	111
—	23.22	8.91	25,597	2.00	2.00	(.54)	129

(1.98)	27.45	3.96	24,161	1.25	1.25	.36	98
(2.15)	28.45	(1.68)	32,486	1.25	1.25	.20	95
(4.53)	31.03	6.71	42,588	1.25	1.25	.09	86
(.18)	33.39	41.10	32,126	1.24	1.23	.60	111
(.02)	23.84	9.78	24,995	1.25	1.20	.26	129

(2.09)	27.72	4.29	148,638.92		.92	.70	98
(2.26)	28.74	(1.35)	174,112.92		.92	.53	95
(4.63)	31.33	7.06	192,131.92		.92	.42	86
(.25)	33.66	41.53	180,599.92		.92	.95	111
(.08)	24.03	10.08	153,233.92		.92	.54	129

—	27.61	15.67	401.85		.83	.68	98

(2.07)	27.57	4.22	1,083,721	1.00	1.00	.62	98
(2.23)	28.59	(1.46)	1,335,636	1.00	1.00	.45	95
(4.61)	31.19	7.01	1,512,046	1.00	1.00	.33	86
(.23)	33.53	41.38	1,034,016	1.00	1.00	.81	111
(.07)	23.94	10.02	733,436	1.00	1.00	.46	129

(2.13)	27.61	4.42	390,468.80		.80	.81	98
(2.29)	28.64	(1.26)	476,814.80		.80	.65	95
(4.67)	31.24	7.17	638,778.80		.80	.51	86
(.28)	33.58	41.67	327,958.80		.80	1.13	111
(.10)	23.97	10.22	407,634.82		.82	.65	129

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small Cap Equity Fund 161

Russell Investment Company
Russell U.S. Small Cap Equity Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Advisory fees	$1,031,903
Administration fees	71,227
Distribution fees	19,292
Shareholder servicing fees	10,203
Transfer agent fees	217,932
Trustee fees	6,835
$1,357,392

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
Russell U.S. Cash Collateral Fund	$151,976	$506,907	$573,407	$—	$—	$85,476	$531	$—
Russell U.S. Cash Management Fund	82,019	1,140,336	1,131,377	6	13	90,997	313	—
	$233,995	$1,647,243	$1,704,784	$6	$13	$176,473	$844	$—

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$1,659,101,354
Unrealized Appreciation	$176,926,738
Unrealized Depreciation	(55,976,521)
Net Unrealized Appreciation (Depreciation)	$120,950,217
Undistributed Ordinary Income	$5,833,792
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$2,230,244
Tax Composition of Distributions
Ordinary Income	$14,492,731
Long-Term Capital Gains	$133,681,655

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transaction, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$(735)
Accumulated net realized gain (loss)	663
Additional paid-in capital	72

See accompanying notes which are an integral part of the financial statements.

162 Russell U.S. Small Cap Equity Fund

Russell Investment Company
Russell International Developed Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

Russell International Developed Markets Fund - Class A‡			Russell International Developed Markets Fund - Class S‡‡‡
	Total			Total
	Return			Return
1 Year	(7.51)%		1 Year	(1.61)%
5 Years	3.81	%§	5 Years	5.31	%§
10 Years	0.12	%§	10 Years	0.97	%§

Russell International Developed Markets Fund - Class C‡‡			Russell International Developed Markets Fund - Class Y
	Total			Total
	Return			Return
1 Year	(2.60)%		1 Year	(1.44)%
5 Years	4.26	%§	5 Years	5.52	%§
10 Years	0.11	%§	10 Years	1.12	%§

Russell International Developed Markets Fund - Class E			Russell Developed ex-U.S. Large Cap® Index Net**
	Total			Total
	Return			Return
1 Year	(1.86)%		1 Year	(2.34)%
5 Years	5.07	%§	5 Years	4.75	%§
10 Years	0.76	%§	10 Years	1.56	%§

Russell International Developed Markets Fund - Class I			International Developed Markets Linked Benchmark***
	Total			Total
	Return			Return
1 Year	(1.52)%		1 Year	(2.34)%
5 Years	5.40	%§	5 Years	4.75	%§
10 Years	1.04	%§	10 Years	1.10	%§

Russell International Developed Markets Fund 163

Russell Investment Company
Russell International Developed Markets Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The Russell International Developed Markets Fund (the “Fund”)	the U.K., culminating in the U.K. exiting the European Union on
employs a multi-manager approach whereby portions of the	June 23rd’s referendum result, severing a 43-year membership,
Fund are allocated to different money manager strategies. Fund	which spurred significant market volatility. Emerging markets
assets not allocated to money managers are managed by Russell	gained traction in the second half of the fiscal year with better
Investment Management, LLC (“RIM”), the Fund’s advisor. RIM	than expected economic data from China and other emerging
may change the allocation of the Fund’s assets among money	markets. The Fed lowered the expected pace of rate hikes to a one
managers at any time. An exemptive order from the Securities	hike scenario as the most likely case for the remainder of 2016.
and Exchange Commission (“SEC”) permits RIM to engage or	Asia ex-Japan and Canada were the stand out markets over the
terminate a money manager at any time, subject to approval by	period, while the U.K. and developed Europe ex-U.K. lagged the
the Fund’s Board, without a shareholder vote. Pursuant to the	most. The Fund’s overweight to emerging markets was favorable,
terms of the exemptive order, the Fund is required to notify its	while an underweight to Australia/New Zealand and overweight
shareholders within 90 days of when a money manager begins	to Japan detracted.
providing services. As of October 31, 2016, the Fund had five
money managers.	In terms of sector returns, commodity driven sectors materials and energy outperformed the most, while some of the defensive
What is the Fund’s investment objective?	sectors, especially health care, lagged the most. The financial
The Fund seeks to provide long-term capital growth.	services sector lagged the benchmark, especially driven by
banks. The Fund’s underweight to materials detracted, offset by a
How did the Fund perform relative to its benchmark for the	favorable overweight to technology.
fiscal year ended October 31, 2016?
For the fiscal year ended October 31, 2016, the Fund’s Class A,	In terms of factor returns, quality outperformed the most, growth
Class C, Class E, Class I, Class S and Class Y Shares lost 1.87%,	underperformed and stocks with higher medium-term momentum
2.60%, 1.86%, 1.52%, 1.61% and 1.44%, respectively. This is	underperformed. Stocks with lower volatility lagged, whereas
compared to the Fund’s benchmark, the Russell Developed ex-	stocks in the lower end of capitalization spectrum outperformed
U.S. Large Cap® Index (Net), which lost 2.34% during the same	in the developed ex-U.S. markets. The Fund’s overweights to
period. The Fund’s performance includes operating expenses,	value and volatility and underweight to capitalization size were
whereas index returns are unmanaged and do not include	favorable during the period.
expenses of any kind.	How did the investment strategies and techniques employed
For the fiscal year ended October 31, 2016, the Morningstar®	by the Fund and its money managers affect its benchmark-
Foreign Large Blend Category, a group of funds that Morningstar	relative performance?
considers to have investment strategies similar to those of the	With the exception of the Fund’s Class C Shares, the Fund
Fund, lost 2.08%. This result serves as a peer comparison and is	outperformed its benchmark for the one year period ending
expressed net of operating expenses.	October 31, 2016. The Fund’s overweight to value based on RIM’s
RIM may assign a money manager a specific style or	strategic beliefs was favorable during the period. In addition,
capitalization benchmark other than the Fund’s index. However,	stock selection was strong during the period, especially in the
the Fund’s primary index remains the benchmark for the Fund	United Kingdom and the United States. The Fund’s underweight
and is representative of the aggregate of each money manager’s	to materials detracted, offset by a favorable overweight to
benchmark index	technology. The Fund’s overweight to emerging markets was
favorable, while an underweight to Australia/New Zealand and
How did the market conditions described in the Market	overweight to Japan detracted.
Summary report affect the Fund’s performance?	The Fund employs discretionary money managers. The Fund’s
In the first half of the fiscal year ended October 31, 2016, the U.S.	discretionary money managers select the individual portfolio
Federal Reserve (“the Fed”) lifted the interest rate by 25 basis	securities for the assets assigned to them. Fund assets not
points to 0.5% in December 2015, the first time since financial	allocated to discretionary money managers include the Fund’s
crisis. The European Central Bank (“ECB”) and Bank of Japan	liquidity reserves and assets which may be managed directly by
(“BoJ”) maintained a dovish stance, as the ECB introduced new	RIM to effect the Fund’s investment strategies and/or to actively
accommodative stimulus measures in an effort to boost Eurozone	manage the Fund’s overall exposures by investing in securities or
inflation and the BoJ strengthened the stimulus program by moving	other instruments that RIM believes will achieve the desired risk/
the deposit rate into negative territory. In the second half of the	return profile for the Fund.
fiscal year, market attention became increasingly fixated upon

164 Russell International Developed Markets Fund

Russell Investment Company
Russell International Developed Markets Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

With respect to certain of the Fund’s money managers, Wellington	During the period, RIM equitized the Fund’s cash using index
Management Company, LLP was the best performing manager	futures contracts to provide the Fund with full market exposure.
for the period and outperformed the Fund’s benchmark.	This did not have a significant impact on the Fund’s performance
Stock selection was one of the key drivers of the manager’s	for the period.
outperformance, especially in Japan and Europe.
Describe any changes to the Fund’s structure or the money
Barrow, Hanley, Mewhinney & Strauss, LLC faced the strongest	manager line-up.
headwinds for the period and underperformed the Fund’s	There were no changes to the Fund’s structure or the money
benchmark. The manager’s stock selection was challenging	manager line-up during the period.
for the period, especially within European banks. Moreover,
an underweight to stocks in the largest volatility decile was	Money Managers as of October 31,
unfavorable.	2016	Styles
RIM manages a multi-factor positioning strategy that aims to	Barrow, Hanley, Mewhinney & Strauss, LLC Value
increase the Fund’s value exposure while moderating volatility	MFS Institutional Advisors Inc.	Market Oriented
	Numeric Investors LLC	Market Oriented
exposure and expressing RIM’s total preferred positioning across	Pzena Investment Management, LLC	Value
multiple factors and sectors. The strategy uses the output from a	Wellington Management Company, LLP	Growth
quantitative model to purchase a stock portfolio expressing these	The views expressed in this report reflect those of the
views. The positioning strategy’s benchmark-relative performance	portfolio managers only through the end of the period
was modestly negative for the period. The strategy was modestly	covered by the report. These views do not necessarily
overweight to larger capitalization stocks and this detracted as	represent the views of RIM or any other person in RIM or
stocks in the lower end of capitalization spectrum outperformed	any other affiliated organization. These views are subject
in the developed ex-U.S. markets.	to change at any time based upon market conditions or
In addition, RIM utilized equity futures and currency forward	other events, and RIM disclaims any responsibility to
contracts in order to position the portfolio to meet RIM’s overall	update the views contained herein. These views should not
preferred positioning with respect to country and currency	be relied on as investment advice and, because investment
exposures. This strategy detracted modestly during the fiscal year	decisions for a Russell Investment Company (“RIC”) Fund
ended October 31, 2016.	are based on numerous factors, should not be relied on as
an indication of investment decisions of any RIC Fund.

Russell International Developed Markets Fund 165

Russell Investment Company
Russell International Developed Markets Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

^ In prior years, the performance of the Fund’s Class I shares was used in the line graph. Class S Shares will have substantially similar annual returns as the Class
I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the
Class S Shares do not have the same expenses as the Class I Shares.

* Assumes initial investment on November 1, 2006.

** Russell Developed ex-U.S. Large Cap® Index Net is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

*** The International Developed Markets Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The International Developed Markets Linked Benchmark represents the returns of the
MSCI EAFE Index (net of tax on dividends from foreign holdings) through December 31, 2010 and the returns of the Russell Developed ex-U.S. Large Cap®
Index (net of tax on dividends from foreign holdings) thereafter.

‡ The Fund first issued Class A Shares on September 2, 2008.  The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.  Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

‡‡ The Fund first issued Class C Shares on September 2, 2008.  The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares.  Had they done so, the returns shown for those periods would have been lower.  Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡ The Fund first issued Class S Shares on September 2, 2008.  The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I
Shares.  Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities.  Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

166 Russell International Developed Markets Fund

Russell Investment Company
Russell International Developed Markets Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.
purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including distribution (12b-1) and/or service fees and other			Performance (5%
Fund expenses. The Example is intended to help you understand		Actual	return before
your ongoing costs (in dollars) of investing in the Fund and to	Class A	Performance	expenses)
Beginning Account Value
compare these costs with the ongoing costs of investing in other	May 1, 2016	$1,000.00	$1,000.00
mutual funds. The Example is based on an investment of $1,000	Ending Account Value
invested at the beginning of the period and held for the entire	October 31, 2016	$1,010.10	$1,019.15
period indicated, which for this Fund is from May 1, 2016 to	Expenses Paid During Period*	$6.01	$6.04
October 31, 2016.	* Expenses are equal to the Fund's annualized expense ratio of 1.19%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
The information in the table under the heading “Actual	year period).
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,			Hypothetical
Performance (5%
together with the amount you invested, to estimate the expenses		Actual	return before
that you paid over the period. Simply divide your account value by	Class C	Performance	expenses)
$1,000 (for example, an $8,600 account value divided by $1,000	Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
in the row entitled “Expenses Paid During Period” to estimate	October 31, 2016	$1,006.50	$1,015.43
the expenses you paid on your account during this period.	Expenses Paid During Period*	$9.73	$9.78

Hypothetical Example for Comparison Purposes	* Expenses are equal to the Fund's annualized expense ratio of 1.93%
The information in the table under the heading “Hypothetical	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half
Performance (5% return before expenses)” provides information	year period).
about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of			Hypothetical
return of 5% per year before expenses, which is not the Fund’s			Performance (5%
		Actual	return before
actual return. The hypothetical account values and expenses	Class E	Performance	expenses)
may not be used to estimate the actual ending account balance or	Beginning Account Value
expenses you paid for the period. You may use this information	May 1, 2016	$1,000.00	$1,000.00
to compare the ongoing costs of investing in the Fund and other	Ending Account Value
	October 31, 2016	$1,010.40	$1,019.15
funds. To do so, compare this 5% hypothetical example with the	Expenses Paid During Period*	$6.01	$6.04
5% hypothetical examples that appear in the shareholder reports
of other funds.	* Expenses are equal to the Fund's annualized expense ratio of 1.19%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Russell International Developed Markets Fund 167

Russell Investment Company
Russell International Developed Markets Fund

Shareholder Expense Example, continued — October 31, 2016 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class I	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,012.20	$1,020.81
Expenses Paid During Period*	$4.35	$4.37

* Expenses are equal to the Fund's annualized expense ratio of 0.86%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,011.60	$1,020.41
Expenses Paid During Period*	$4.75	$4.77

* Expenses are equal to the Fund's annualized expense ratio of 0.94%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,012.50	$1,021.47
Expenses Paid During Period*	$3.69	$3.71

* Expenses are equal to the Fund's annualized expense ratio of 0.73%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

168 Russell International Developed Markets Fund

Russell Investment Company
Russell International Developed Markets Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Common Stocks - 93.5%			Barco NV	7,166	563
Australia - 2.4%			Colruyt SA	17,701	951
AGL Energy, Ltd.	62,826	915	D'ieteren SA	15,880	700
Ansell, Ltd. - GDR	100,700	1,658	Elia System Operator SA	21,991	1,138
Astro Japan Property Group(ö)	99,600	512	Groupe Bruxelles Lambert SA	24,995	2,149
Australia & New Zealand Banking			KBC Group NV	122,876	7,479
Group, Ltd. - ADR	247,074	5,220	Sofina SA	12,980	1,814
Bendigo & Adelaide Bank, Ltd.	36,358	307	UCB SA	79,872	5,400
BGP Holdings PLC(Æ)(Å)	559,805	—			38,106
BlueScope Steel, Ltd.	337,300	2,002
Caltex Australia, Ltd.	139,300	3,242	Bermuda - 0.2%
CIMIC Group, Ltd.	5,900	133	Brookfield Business Partners, LP(Ñ)	2,728	63
Coca-Cola Amatil, Ltd.	210,600	1,528	XL Group, Ltd.	160,925	5,584
Commonwealth Bank of Australia - ADR	101,645	5,660			5,647
CSR, Ltd.	130,383	362
Downer EDI, Ltd.	434,970	1,924	Brazil - 0.4%
Flight Centre, Ltd.	23,900	615	Ambev SA - ADR	283,555	1,673
GDI Property Group(Æ)(ö)	127,000	94	Embraer SA - ADR(Æ)	267,700	5,726
Genworth Mortgage Insurance Australia,			Itau Unibanco Holding SA - ADR	215,920	2,576
Ltd.	292,665	680			9,975
GWA Group, Ltd.(Æ)	240,200	521
Harvey Norman Holdings, Ltd.	85,316	327	Canada - 3.7%
Investa Office Fund(ö)	257,000	827	Advantage Oil & Gas, Ltd.(Æ)	19,600	132
JB Hi-Fi, Ltd.	102,870	2,217	Bank of Montreal	130,819	8,325
Metcash, Ltd.(Æ)	15,500	23	Bank of Nova Scotia (The)	207,066	11,128
Mineral Resources, Ltd.	295,400	2,591	Barrick Gold Corp.	25,300	445
Mirvac Group(ö)	572,200	907	BCE, Inc.	29,400	1,336
National Australia Bank, Ltd. - ADR	149,568	3,177	Bonavista Energy Corp.	12,200	40
Northern Star Resources, Ltd.	103,400	334	Brookfield Asset Management, Inc.
Orica, Ltd.	96,411	1,192	Class A	131,910	4,619
OZ Minerals, Ltd.	506,012	2,573	BRP, Inc.(Æ)	30,000	580
Regis Resources, Ltd.	321,400	809	CAE, Inc.	20,000	281
Resolute Mining, Ltd. Class A	498,600	581	Canadian Imperial Bank of Commerce	100,377	7,521
Rio Tinto, Ltd. - ADR	144,791	5,954	Canadian National Railway Co.	75,787	4,765
Sandfire Resources NL	303,879	1,199	Canadian Natural Resources, Ltd.	195,600	6,208
Shopping Centres Australasia Property			Canadian Real Estate Investment
Group(ö)	334,700	557	Trust(ö)	55,700	1,918
Sims Metal Management, Ltd.	110,600	842	Capital Power Corp.	36,400	560
South32, Ltd.	222,400	433	Cascades, Inc.	78,300	738
Southern Cross Media Group, Ltd. Class			Celestica, Inc.(Æ)	3,400	40
Miscellaneous	664,100	726	Dominion Diamond Corp.	129,400	1,100
Star Entertainment Grp, Ltd. (The)	559,915	2,121	Dorel Industries, Inc. Class B	4,200	107
Telstra Corp., Ltd.	165,485	626	ECN Capital Corp.	325,384	711
Wesfarmers, Ltd.(Æ)	28,104	875	Element Fleet Management Corp.	149,263	1,455
Westfield Corp.(ö)	13,229	89	Emera, Inc.	5,344	186
Westpac Banking Corp.	97,723	2,259	Entertainment One, Ltd.	27,000	77
Whitehaven Coal, Ltd.(Æ)	450,700	1,034	Equitable Group, Inc.(Ñ)	8,500	335
Woodside Petroleum, Ltd.	19,300	414	Fortis, Inc.	14,100	464
		58,060	George Weston, Ltd.	51,000	4,156
			Granite Real Estate Investment Trust(ö)	20,800	654
Austria - 0.4%			Great Canadian Gaming Corp.(Æ)	35,000	581
Buwog AG(Æ)	1,660	40	High Liner Foods, Inc.	13,100	240
CA Immobilien Anlagen AG(Æ)	19,937	362	Hydro One, Ltd.(Þ)	94,426	1,723
Erste Group Bank AG(Æ)	317,231	9,952	Intact Financial Corp.	59,000	4,011
Kapsch TrafficCom AG(Å)	12,275	549	Loblaw Cos., Ltd.	72,053	3,555
		10,903	Magna International, Inc. Class A	35,000	1,437
			Medical Facilities Corp.	45,300	739
Belgium - 1.5%			Morguard Corp.	4,100	515
Ageas	10,525	384	Morguard North American Residential
AGFA-Gevaert NV(Æ)	130,782	544	Real Estate Investment Trust(ö)	21,000	194
Anheuser-Busch InBev SA	147,983	16,984

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 169

Russell Investment Company
Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Morguard Real Estate Investment			Alstom SA(Æ)	4,800	129
Trust(ö)	17,200	195	Altamir	46,295	591
Mullen Group, Ltd. - ADR	2,800	39	Atos SE	10,727	1,115
National Bank of Canada	7,400	264	AXA SA	143,938	3,241
Parex Resources, Inc.(Æ)	39,100	450	BNP Paribas SA	214,265	12,444
Power Corp. of Canada	93,757	2,011	Boiron SA	2,733	231
Pure Industrial Real Estate Trust(ö)	37,700	151	Bouygues SA - ADR	378,791	12,362
Quebecor, Inc. Class B	39,772	1,116	Bureau Veritas SA	60,452	1,141
Raging River Exploration, Inc.(Æ)	72,400	580	Caisse Regionale de Credit Agricole
RioCan Real Estate Investment Trust(ö)	82,900	1,612	Mutuel Nord de France	7,784	142
Rogers Sugar, Inc.	71,200	333	Casino Guichard Perrachon SA	30,965	1,539
Royal Bank of Canada - GDR	65,086	4,066	Christian Dior SE	25,263	4,877
Sun Life Financial, Inc.	20,900	700	Cie de Saint-Gobain	209,900	9,328
Suncor Energy, Inc.	114,543	3,437	Credit Agricole SA	846,279	9,109
TMX Group, Ltd.	4,000	185	Danone SA	78,114	5,405
Toronto Dominion Bank	128,650	5,837	Dassault Systemes SA	21,265	1,685
Transcontinental, Inc. Class A - ADR	5,900	79	Engie SA	465,491	6,717
TransForce, Inc.	16,000	363	Eurazeo SA	67,012	3,855
		92,294	Faurecia	246,401	9,045
			FFP	6,547	481
China - 1.0%			GDF Suez(Å)(Æ)	55,671	—
Alibaba Group Holding, Ltd. - ADR(Æ)	72,911	7,414	Gecina SA(ö)	8,913	1,298
China Shenhua Energy Co., Ltd. Class H	1,561,000	3,248	Hermes International	6,619	2,683
Lenovo Group, Ltd.	4,400,000	2,819	Ipsen SA	7,590	524
Tencent Holdings, Ltd.	328,700	8,704	Kaufman & Broad SA - GDR	12,706	476
Yangzijiang Shipbuilding Holdings, Ltd.	2,821,800	1,508	Lectra	7,567	137
		23,693	Legrand SA - ADR	35,418	2,000
			Linedata Services	3,991	184
Colombia - 0.0%			L'Oreal SA	58,355	10,452
Ecopetrol SA - ADR(Æ)(Ñ)	104,200	905	LVMH Moet Hennessy Louis Vuitton
			SE - ADR	33,763	6,141
Czech Republic - 0.0%			Mersen	1,160	23
Komercni Banka AS	18,900	692	Natixis SA	743,694	3,764
			Neopost SA	17,430	527
Denmark - 1.5%			Nexans SA(Æ)	16,030	910
Carlsberg A/S Class B	16,431	1,481	Orange SA - ADR	55,852	880
Danske Bank A/S	563,282	17,382	Pernod Ricard SA	46,278	5,501
DFDS A/S	6,286	304	Peugeot SA(Æ)	296,599	4,441
DSV A/S	147,089	7,125	Publicis Groupe SA - ADR	160,552	11,023
GN Store Nord A/S	42,930	870	Renault SA	20,316	1,767
NKT Holding A/S	36,990	2,491	Safran SA	64,335	4,419
Novo Nordisk A/S Class B	15,016	536	Sanofi - ADR	217,902	16,949
Pandora A/S	43,078	5,605	Schneider Electric SE	259,347	17,424
Schouw & Co. AB	630	40	SCOR SE - ADR	66,740	2,163
		35,834	Societe Generale SA	103,412	4,025
			Synergie SA	2,434	79
Finland - 0.3%			Technip SA	145,204	9,595
Cramo OYJ	6,190	163	Teleperformance - GDR	9,210	974
Fortum OYJ	8,602	143	Thales SA	54,120	5,098
Kone OYJ Class B	98,702	4,542	Total SA	317,080	15,174
Sampo OYJ Class A	46,881	2,148	Vallourec SA(Æ)(Ñ)	1,426,964	6,971
Sponda OYJ	57,300	271	Veolia Environnement SA	54,000	1,179
Technopolis OYJ	16,900	58	Vinci SA	67,762	4,899
UPM-Kymmene OYJ	20,176	469	Wendel SA	1,147	132
Valmet OYJ	17,370	258			244,107
		8,052
			Germany - 6.6%
France - 9.9%			adidas AG	53,093	8,707
ABC arbitrage(Æ)	9,500	79	Allianz SE	36,083	5,624
Air Liquide SA Class A(Ñ)	87,011	8,843	AURELIUS Equity Opportunities SE &
Airbus Group SE	167,338	9,936	Co. KGaA	2,319	139

See accompanying notes which are an integral part of the financial statements.

170 Russell International Developed Markets Fund

Russell Investment Company
Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Bayer AG	252,944	25,071	Li & Fung, Ltd.	2,291,164	1,129
Bayerische Motoren Werke AG	12,486	1,088	Link REIT(ö)	36,000	257
Beiersdorf AG	48,840	4,299	MTR Corp., Ltd.	131,500	727
Cewe Stiftung & Co. KGAA	520	50	New World Development Co., Ltd.	3,541,000	4,414
Continental AG	28,430	5,449	NewOcean Energy Holdings, Ltd.	2,146,000	553
Covestro AG(Þ)	4,450	263	Sunlight Real Estate Investment Trust(ö)	998,000	617
Daimler AG	57,046	4,064	Swire Properties, Ltd.	492,800	1,415
Deutsche Beteiligungs AG	22,296	752	WH Group, Ltd.(Þ)	5,460,000	4,428
Deutsche Boerse AG(Æ)	171,752	13,359	Wheelock & Co., Ltd.	718,000	4,431
Deutsche Lufthansa AG	275,481	3,521	Xinyi Glass Holdings, Ltd.(Æ)	2,134,000	1,834
Deutsche Telekom AG	264,588	4,312			55,855
Deutsche Wohnen AG	116,927	3,814
Deutz AG	34,900	172	India - 0.3%
Evonik Industries AG	37,030	1,157	HDFC Bank, Ltd. - ADR	36,500	2,583
Fresenius SE & Co. KGaA	51,528	3,803	Housing Development Finance Corp.,
GEA Group AG	80,684	3,116	Ltd.	136,347	2,818
Gerresheimer AG - GDR	18,406	1,389	Tata Consultancy Services, Ltd.	74,940	2,682
HeidelbergCement AG	54,070	5,113			8,083
Henkel AG & Co. KGaA	12,722	1,401
Infineon Technologies AG - ADR	293,875	5,274	Ireland - 1.3%
Kloeckner & Co. SE(Æ)	159,004	1,982	CRH PLC	439,089	14,192
Linde AG	22,689	3,743	Fly Leasing, Ltd. - ADR(Æ)	59,800	733
Merck KGaA	25,765	2,649	Irish Residential Properties REIT PLC(ö)	519,691	670
MTU Aero Engines AG	11,217	1,172	James Hardie Industries PLC	280,421	4,180
Muenchener Rueckversicherungs-			Jazz Pharmaceuticals PLC(Æ)	15,100	1,653
Gesellschaft AG in Muenchen	44,166	8,560	Ryanair Holdings PLC - ADR(Æ)	54,045	4,058
OSRAM Licht AG	13,431	762	Willis Towers Watson PLC	48,454	6,100
ProSiebenSat.1 Media SE	41,030	1,768			31,586
SAP SE - ADR	80,899	7,126
Siemens AG	136,212	15,463	Isle of Man - 0.0%
Siltronic AG(Æ)	2,940	106	Playtech PLC	61,250	696
Software AG	82,852	3,011
STADA Arzneimittel AG	8,320	416	Israel - 0.8%
Talanx AG	152,267	4,724	Bank Hapoalim BM	424,587	2,449
Uniper SE(Æ)	34,150	455	Bank Leumi Le-Israel BM(Æ)	105,208	397
Vonovia SE	23,064	813	Check Point Software Technologies, Ltd.
Wuestenrot & Wuerttembergische AG	32,495	646	(Æ)	34,400	2,909
Zalando SE(Æ)(Þ)	171,332	7,521	Mobileye NV(Æ)	128,872	4,791
		162,854	Plus500, Ltd.	78,436	594
			Shufersal, Ltd.	110,100	416
Hong Kong - 2.3%			Teva Pharmaceutical Industries, Ltd.
AIA Group, Ltd.	2,062,969	13,019	- ADR	195,300	8,347
Champion REIT(Æ)(ö)	1,206,000	685	Teva Pharmaceutical Industries, Ltd.	7,282	311
Cheung Kong Infrastructure Holdings,					20,214
Ltd.	233,000	1,907
Cheung Kong Property Holdings, Ltd.	256,000	1,896	Italy - 2.7%
China Mobile, Ltd.	466,500	5,344	A2A SpA	1,753,940	2,392
CK Hutchison Holdings, Ltd.	70,500	872	Davide Campari-Milano SpA	654,412	6,581
CLP Holdings, Ltd.	51,500	523	El.En. SpA	11,980	263
Emperor Entertainment Hotel, Ltd.	210,000	51	Enel SpA	3,435,536	14,760
Global Brands Group Holding, Ltd.(Æ)	6,155,164	697	ENI SpA - ADR	2,015,703	29,152
Great Eagle Holdings, Ltd.	75,000	333	Luxottica Group SpA	28,954	1,435
Guangdong Investment, Ltd.	2,931,600	4,426	Parmalat SpA	260,793	689
Guoco Group, Ltd.	17,000	191	Snam Rete Gas SpA	551,507	2,910
Hang Seng Bank, Ltd.	42,700	770	Telecom Italia SpA (Æ)	6,276,125	5,471
Hong Kong Aircraft Engineering Co.,			Terna Rete Elettrica Nazionale SpA	54,729	268
Ltd.	9,600	68	UniCredit SpA	152,400	377
Hongkong Land Holdings, Ltd.	141,900	951	Unione di Banche Italiane SpA(Ñ)	79,200	218
Hysan Development Co., Ltd.	275,000	1,267	Unipol Gruppo Finanziario SpA	680,500	2,080
Kerry Properties, Ltd.	819,500	2,594			66,596
Lai Sun Development Co., Ltd.	22,275,000	456

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 171

Russell Investment Company
Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Japan - 18.4%			Kao Corp.	81,700	4,210
Alps Electric Co., Ltd.	203,600	4,877	Kasai Kogyo Co., Ltd.	10,600	120
Aozora Bank, Ltd.	691,000	2,286	KDDI Corp.	52,500	1,597
Arcs Co., Ltd.	30,200	760	Keihanshin Building Co., Ltd.	126,700	662
Astellas Pharma, Inc.	639,900	9,507	Keyence Corp.	6,700	4,918
Bandai Namco Holdings, Inc.	74,700	2,240	Kitz Corp.	19,800	114
BML, Inc.	29,100	773	Kohnan Shoji Co., Ltd.	13,700	271
Broadleaf Co., Ltd.	19,800	223	Kokuyo Co., Ltd.	53,000	703
Canon, Inc.	331,500	9,520	Kubota Corp.	134,400	2,166
Cawachi, Ltd.	1,600	41	Kuraray Co., Ltd.	29,600	449
Central Japan Railway Co.	23,700	4,032	Kyocera Corp.	53,500	2,603
Chiba Bank, Ltd. (The)	41,000	254	Kyushu Electric Power Co., Inc.	37,800	345
Chubu Electric Power Co., Inc.	324,700	4,776	Mabuchi Motor Co., Ltd.	12,000	697
Coca-Cola West Co., Ltd.	42,100	1,245	Maeda Road Construction Co., Ltd.	13,000	241
cocokara fine, Inc.	6,400	248	Marudai Food Co., Ltd.	18,000	86
COLOPL, Inc.(Ñ)	124,800	1,798	Marvelous, Inc.(Ñ)	95,500	680
Computer Engineering & Consulting,			Miraca Holdings, Inc.	19,800	954
Ltd.	10,500	197	Mitsubishi Chemical Holdings Corp.	155,600	1,022
Daiho Corp.	108,000	594	Mitsubishi Electric Corp.	8,000	108
Dai-ichi Life Holdings, Inc.	476,625	6,984	Mitsubishi Heavy Industries, Ltd.	511,000	2,185
Daikin Industries, Ltd.	57,300	5,497	Mitsubishi Tanabe Pharma Corp.	84,100	1,639
Daito Trust Construction Co., Ltd.	22,200	3,718	Mitsubishi UFJ Financial Group, Inc.	2,705,700	14,016
Denso Corp.	94,200	4,091	Mitsui & Co., Ltd.	118,600	1,646
DIC Corp.	51,400	1,558	Mitsui Chemicals, Inc.	257,000	1,267
Doutor Nichires Holdings Co., Ltd.	24,100	483	Mitsui Mining & Smelting Co., Ltd.	459,000	1,022
DTS Corp.	27,700	614	Mixi, Inc.	48,300	1,779
Dydo Drinco, Inc.	9,500	526	Mizuho Financial Group, Inc.	3,063,700	5,165
East Japan Railway Co.	7,200	635	MS&AD Insurance Group Holdings, Inc.	49,800	1,479
EDION Corp.	12,600	112	Nidec Corp.	62,600	6,069
Eisai Co., Ltd.	136,100	8,681	Nintendo Co., Ltd.	22,400	5,432
FANUC Corp.	21,900	4,103	Nippon Beet Sugar Manufacturing Co.,
Ferrotec Corp.	3,300	40	Ltd.	1,000	19
Fuji Electric Co., Ltd.	2,357,000	11,779	Nippon Flour Mills Co., Ltd.	43,800	648
Fuji Heavy Industries, Ltd.	48,600	1,892	Nippon Suisan Kaisha, Ltd.	456,000	2,196
Fuji Media Holdings, Inc.	91,900	1,269	Nippon Telegraph & Telephone Corp.	227,300	10,110
Fuji Soft, Inc.	27,500	731	Nippon Television Holdings, Inc.	11,600	206
FUJIFILM Holdings Corp.	73,500	2,782	Nippon Yusen KK	843,000	1,728
Fujitsu, Ltd.	3,695,000	21,900	Nissan Motor Co., Ltd.	112,200	1,141
Fukuda Corp.	10,000	118	Nissin Electric Co., Ltd.	39,600	529
Geo Holdings Corp.	27,400	348	Nitori Holdings Co., Ltd.	32,800	3,924
Goldcrest Co., Ltd.	43,400	790	Nittetsu Mining Co., Ltd.	18,300	765
Gunma Bank, Ltd. (The)	52,600	251	Nomura Holdings, Inc.	542,000	2,720
Hankyu Hanshin Holdings, Inc.	17,100	567	Noritz Corp.	27,400	568
Hazama Ando Corp.	334,600	2,161	NTT DOCOMO, Inc.	396,500	9,983
Hitachi, Ltd.	1,479,000	7,868	NuFlare Technology, Inc.	4,500	241
Honda Motor Co., Ltd.	610,670	18,269	Obayashi Road Corp.	15,900	100
Hoya Corp.	157,800	6,588	Oiles Corp.	17,600	319
IHI Corp.	3,298,000	8,688	Oita Bank, Ltd. (The)	42,000	159
Iida Group Holdings Co., Ltd.	168,800	3,262	Okamura Corp.	40,400	397
Ines Corp.	51,300	571	Okinawa Cellular Telephone Co.(Å)	14,900	466
Inpex Corp.	635,500	5,911	Olympus Corp.	104,100	3,715
Isuzu Motors, Ltd.	932,900	11,535	Ono Pharmaceutical Co., Ltd.	286,900	7,297
ITOCHU Corp.	260,800	3,303	Open House Co., Ltd.	20,800	440
Iyo Bank, Ltd. (The)	130,900	805	ORIX Corp.	307,300	4,889
Jaccs Co., Ltd.	53,000	208	Osaka Gas Co., Ltd.	963,000	4,005
Japan Airlines Co., Ltd.	4,500	133	Osaki Electric Co., Ltd.	28,000	269
Japan Post Bank Co., Ltd.	422,100	4,976	Oyo Corp.	1,800	21
Japan Post Holdings Co., Ltd.	312,800	3,985	Penta-Ocean Construction Co., Ltd.	131,700	786
Japan Tobacco, Inc.	143,600	5,465	Recruit Holdings Co., Ltd.	7,400	298
Kaga Electronics Co., Ltd.	3,500	51	Resona Holdings, Inc.	302,000	1,339
Kansai Electric Power Co., Inc. (The)(Æ)	19,000	182

See accompanying notes which are an integral part of the financial statements.

172 Russell International Developed Markets Fund

Russell Investment Company
Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Rohm Co., Ltd.	66,700	3,508	Yuasa Trading Co., Ltd.	31,300	751
Round One Corp.	337,400	2,381			455,320
Saizeriya Co., Ltd.	54,400	1,436
San-A Co., Ltd. Class A	3,100	169	Jersey - 0.2%
San-In Godo Bank, Ltd. (The)	32,600	235	Cape PLC	45,300	115
SBS Holdings, Inc.	4,600	41	Centamin PLC	1,334,634	2,585
Secom Co., Ltd.	8,200	592	Highland Gold Mining, Ltd.(Ñ)	363,461	717
Seino Holdings Co., Ltd.	32,300	358	Shire PLC - ADR	38,730	2,187
Shin-Etsu Chemical Co., Ltd.	21,700	1,646			5,604
Shinko Electric Industries Co., Ltd.	17,200	111
Shinmaywa Industries, Ltd.	107,000	828	Liechtenstein - 0.0%
Shinnihon Corp.	44,300	428	VP Bank AG	4,733	464
Shizuoka Gas Co., Ltd.	41,200	324
SMC Corp.	15,800	4,582	Luxembourg - 0.2%
SoftBank Corp.	5,300	333	Aperam SA	71,860	3,262
Sompo Holdings, Inc.	82,700	2,678	Millicom International Cellular SA	3,200	141
Sony Corp.	564,600	17,866	Orion Engineered Carbons SA	1,200	23
SRA Holdings	1,400	33	Regus PLC	591,600	1,799
Studio Alice Co., Ltd.	11,900	240			5,225
Sumitomo Bakelite Co., Ltd.	35,000	190
Sumitomo Corp.	707,900	8,152	Macao - 0.3%
Sumitomo Electric Industries, Ltd.	25,600	379	Sands China, Ltd.	1,921,200	8,338
Sumitomo Forestry Co., Ltd.	5,000	70
Sumitomo Mitsui Financial Group, Inc.	504,400	17,533	Mexico - 0.1%
Sumitomo Osaka Cement Co., Ltd.	1,555,000	6,449	Fomento Economico Mexicano SAB de
Sun Frontier Fudousan Co., Ltd.	4,200	40	CV - ADR	36,510	3,493
Takuma Co., Ltd.	53,000	487
Terumo Corp.	142,700	5,530	Netherlands - 4.7%
Tochigi Bank, Ltd. (The)	18,700	90	ABN AMRO Group NV(Þ)	173,629	4,003
Toho Gas Co., Ltd.	298,000	2,762	Aegon NV	1,867,205	8,039
Tohoku Electric Power Co., Inc.	348,800	4,269	AerCap Holdings NV(Æ)	9,456	389
Tokai Rika Co., Ltd.	12,600	236	Akzo Nobel NV	58,955	3,807
Token Corp.	7,700	557	AMG Advanced Metallurgical Group NV	36,990	736
Tokuyama Corp.(Æ)	528,000	2,256	ASML Holding NV	40,746	4,311
Tokyo Dome Corp.	12,500	119	Heineken NV	48,057	3,956
Tokyo Electric Power Co. Holdings, Inc.			ING Groep NV(Æ)	2,133,802	28,053
(Æ)	1,221,300	4,745	Koninklijke Ahold Delhaize NV(Æ)	242,642	5,536
Tokyo Electron, Ltd.	29,500	2,668	Koninklijke KPN NV	2,078,404	6,774
Tokyo Gas Co., Ltd.	155,000	703	Koninklijke Philips NV	344,594	10,377
Tokyo TY Financial Group, Inc.	1,500	48	NN Group NV	203,198	6,119
Tokyu Construction Co., Ltd.	14,700	149	NXP Semiconductors NV(Æ)	57,608	5,761
TOMONY Holdings, Inc.	14,300	74	Philips Lighting NV(Æ)(Þ)	22,380	524
Toppan Forms Co., Ltd.	49,000	487	Randstad Holding NV	79,249	4,076
Toppan Printing Co., Ltd.	352,000	3,312	Royal Dutch Shell PLC Class A	654,140	16,297
Tosei Corp.	20,900	156	Royal Dutch Shell PLC Class B	97,574	2,519
Toshiba Plant Systems & Services Corp.	80,100	1,293	Wolters Kluwer NV	110,376	4,268
Tosoh Corp.	37,000	242			115,545
Toyo Engineering Corp. Class A(Æ)	233,000	799
Toyo Ink SC Holdings Co., Ltd.	65,000	303	Norway - 0.3%
Toyota Motor Corp.	198,200	11,449	Austevoll Seafood ASA	50,300	453
Trend Micro, Inc.	139,000	4,898	DNB ASA	13,427	194
Ulvac, Inc.	900	28	DNO ASA(Æ)(Ñ)	490,500	418
Unitika, Ltd.(Æ)	1,452,000	981	Norsk Hydro ASA	530,600	2,372
Usen Corp.	30,400	98	Norway Royal Salmon ASA	4,381	97
Valor Holdings Co., Ltd.	3,900	111	Telenor ASA	199,686	3,178
Wakita & Co., Ltd.	27,200	232	TGS Nopec Geophysical Co. ASA - ADR	38,420	776
Warabeya Nichiyo Holdings Co., Ltd.	14,800	358			7,488
West Japan Railway Co.	71,900	4,432
Yamaguchi Financial Group, Inc.	23,000	254	Portugal - 0.5%
			Banco BPI SA Class G(Æ)	423,312	525
Yodogawa Steel Works, Ltd.	4,300	117	Energias de Portugal SA	758,177	2,505

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 173

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Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Galp Energia SGPS SA Class B	593,008	8,018	Coor Service Management Holding
		11,048	AB(Þ)	43,163	251
			Dios Fastigheter AB	55,356	370
Russia - 0.5%			Electrolux AB	162,606	3,847
Evraz PLC(Æ)	307,067	770	Fastighets AB Balder Class B(Æ)	90,117	2,045
Gazprom PJSC - ADR	1,858,912	8,026	Granges AB	67,600	656
Yandex NV Class A(Æ)	207,991	4,095	Hennes & Mauritz AB Class B	101,786	2,863
		12,891	Investor AB Class B	33,710	1,197
			KappAhl AB	33,498	175
Singapore - 1.4%			L E Lundbergforetagen AB Class B	13,582	879
China Aviation Oil Singapore Corp., Ltd.	68,800	70	Melker Schorling AB	10,727	620
DBS Group Holdings, Ltd.	443,096	4,765	Nordea Bank AB	312,076	3,276
Flex, Ltd.(Æ)	3,204	45	Resurs Holding AB(Æ)(Þ)	91,640	581
IGG, Inc.	849,000	621	Saab AB Class B	16,100	570
Japfa, Ltd.	1,206,300	762	Scandic Hotels Group AB(Æ)(Þ)	83,118	724
Jardine Cycle & Carriage, Ltd.	216,900	6,583	Skandinaviska Enskilda Banken AB
Oversea-Chinese Banking Corp., Ltd.	219,100	1,333	Class A	183,158	1,845
Singapore Telecommunications, Ltd.	404,454	1,125	Tethys Oil AB(Æ)	61,355	446
United Engineers, Ltd.	102,200	190			33,559
United Overseas Bank, Ltd.	677,200	9,131
Venture Corp., Ltd.	119,300	814	Switzerland - 8.1%
Wilmar International, Ltd.	3,768,200	8,965	ABB, Ltd.(Æ)	844,563	17,379
Wing Tai Holdings, Ltd.	391,500	477	ABB, Ltd. - ADR(Æ)	135,200	2,792
Yanlord Land Group, Ltd.	761,000	757	Actelion, Ltd.(Æ)	32,639	4,715
		35,638	ALSO Holding AG(Æ)	8,260	757
			Bachem Holding AG	324	29
South Korea - 2.1%			Banque Cantonale Vaudoise	2,751	1,727
Hana Financial Group, Inc.	227,425	6,505	Basellandschaftliche Kantonalbank	264	240
Hankook Tire Co., Ltd.	113,734	5,485	Basler Kantonalbank	1,588	107
NAVER Corp.	6,115	4,579	Berner Kantonalbank AG	731	133
POSCO	46,750	9,726	BKW AG	26,040	1,212
Samsung Electronics Co., Ltd.	12,559	17,910	Bobst Group SA	12,664	697
Shinhan Financial Group Co., Ltd.	206,537	7,948	Chubb, Ltd.	34,525	4,385
		52,153	Cie Financiere Richemont SA	56,771	3,649
			Coca-Cola HBC AG - ADR(Æ)	66,930	1,445
Spain - 1.6%			Credit Suisse Group AG(Æ)	1,085,261	15,126
ACS Actividades de Construccion y			Forbo Holding AG(Æ)	45	57
Servicios SA	40,638	1,244	Georg Fischer AG	3,165	2,804
Aena SA(Þ)	18,909	2,775	Glencore PLC(Æ)	241,200	735
Amadeus IT Group SA Class A	63,386	2,990	Graubuendner Kantonalbank	89	131
Banco de Sabadell SA - ADR	4,405,798	5,883	Gurit Holding AG(Æ)	328	278
Banco Santander SA - ADR	598,353	2,931	Helvetia Holding AG	8,589	4,471
Construcciones y Auxiliar de			Julius Baer Group, Ltd.(Æ)	162,359	6,570
Ferrocarriles SA	1,088	410	Kardex AG(Æ)	3,390	290
Corp. Financiera Alba SA	20,559	900	Kuehne & Nagel International AG	7,650	1,036
Endesa SA - ADR	112,417	2,389	Lonza Group AG(Æ)	24,615	4,641
Gamesa Corp. Tecnologica SA	70,040	1,619	Luzerner Kantonalbank AG(Æ)	638	248
Gas Natural SDG SA	16,762	331	Metall Zug AG(Å)	220	707
Iberdrola SA	734,171	5,002	Nestle SA	342,737	24,842
Industria de Diseno Textil SA	221,509	7,742	Novartis AG	249,411	17,714
Mediaset Espana Comunicacion SA	162,566	1,815	OC Oerlikon Corp. AG(Æ)	247,230	2,326
Red Electrica Corp. SA	93,764	1,954	Orior AG(Æ)	920	74
Repsol SA - ADR	123,430	1,725	Partners Group Holding AG	175	88
		39,710	PSP Swiss Property AG	1,670	149
			Rieter Holding AG(Æ)	1,297	247
Sweden - 1.4%			Roche Holding AG	132,656	30,441
Assa Abloy AB Class B	386,215	7,017	Sonova Holding AG	9,935	1,332
Atlas Copco AB Class A(Ñ)	161,051	4,716	St. Galler Kantonalbank AG	1,332	500
B&B Tools AB Class B	10,016	223	STMicroelectronics NV	1,068,427	10,182
Boliden AB	52,940	1,224	Swiss Life Holding AG(Æ)	36,239	9,584
Capio AB(Þ)	6,500	34	Swiss Re AG	57,337	5,322

See accompanying notes which are an integral part of the financial statements.

174 Russell International Developed Markets Fund

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Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Tecan Group AG	1,183	195	Just Eat PLC(Æ)	639,692	4,399
UBS Group AG(Æ)	1,082,421	15,303	Kingfisher PLC	654,791	2,890
Zurich Insurance Group AG(Æ)	22,439	5,868	National Grid PLC	793,283	10,332
		200,528	Persimmon PLC Class A	9,060	187
			Premier Oil PLC(Æ)	1,208,388	972
Taiwan - 0.6%			Prudential PLC	77,974	1,271
Hon Hai Precision Industry Co., Ltd.	1,298,709	3,504	QinetiQ Group PLC	471,600	1,327
Taiwan Semiconductor Manufacturing			Reckitt Benckiser Group PLC	223,338	19,971
Co., Ltd. - ADR	215,304	6,696	Redrow PLC	10,700	50
Teco Electric and Machinery Co., Ltd.	4,377,900	3,881	RELX PLC	74,847	1,336
		14,081	Rightmove PLC	12,920	590
			Rio Tinto PLC	133,317	4,622
Thailand - 0.2%			Rolls-Royce Holdings PLC(Æ)	40,223,681	7,652
Bangkok Bank PCL	302,200	1,371	Royal Bank of Scotland Group PLC(Æ)	3,550,267	8,198
Charoen Pokphand Foods PCL	3,310,200	2,973	RSA Insurance Group PLC	886,056	5,986
		4,344	Sage Group PLC (The)	141,900	1,250
			Severn Trent PLC Class H	11,857	337
United Kingdom - 16.4%			Sky PLC	779,942	7,791
3i Group PLC	745,176	6,109	Smith & Nephew PLC	265,097	3,820
Amec Foster Wheeler PLC - GDR	439,999	2,400	Smiths Group PLC	92,204	1,596
Antofagasta PLC(Ñ)	2,147,917	14,217	Soco International PLC	128,614	218
AstraZeneca PLC	72,118	4,044	Standard Chartered PLC(Æ)	1,017,025	8,847
Aviva PLC	1,376,836	7,445	Stolt-Nielsen, Ltd. Class A	11,153	137
Barclays PLC	3,353,432	7,778	Subsea 7 SA(Æ)	254,508	2,846
Berendsen PLC	2,470	29	Tesco PLC(Æ)	5,551,150	14,317
BHP Billiton PLC	355,895	5,339	Travis Perkins PLC	594,457	9,681
Bovis Homes Group PLC	82,420	763	Trinity Mirror PLC	70,316	70
BP PLC	2,124,652	12,547	Unilever NV	254,306	10,649
BP PLC - ADR	134,100	4,767	Unilever PLC	111,122	4,647
British American Tobacco PLC	218,741	12,556	Vectura Group PLC(Æ)	85,900	142
BT Group PLC	190,890	877	Vedanta Resources PLC	38,200	332
Centrica PLC	91,400	240	Vertu Motors PLC	486,881	254
Cineworld Group PLC	102,100	674	Vodafone Group PLC	5,941,547	16,314
CMC Markets PLC(Þ)	33,745	78	Worldpay Group PLC(Þ)	1,375,322	4,788
CNH Industrial NV(Ñ)	1,060,803	8,229	WPP PLC	1,078,172	23,427
CNH Industrial NV	261,200	2,032			406,046
Cobham PLC	220,600	386
Coca-Cola European Partners PLC	167,400	6,435	United States - 1.2%
Compass Group PLC	503,905	9,113	Carnival PLC	85,045	4,093
Dairy Crest Group PLC	909,149	6,788	Milestone Apartments Real Estate
Delphi Automotive PLC	16,945	1,103	Investment Trust(Ñ)(ö)	43,000	578
Diageo PLC	206,344	5,494	News Corp. Class A	848,625	10,285
Dialog Semiconductor PLC(Æ)	28,790	1,131	Philip Morris International, Inc.	63,709	6,144
Direct Line Insurance Group PLC	326,170	1,381	Samsonite International SA	1,263,600	3,975
Drax Group PLC	87,100	338	Yum! Brands, Inc.	51,068	4,406
DS Smith PLC Class F	2,683,315	13,072			29,481
Experian PLC	36,605	703
Fiat Chrysler Automobiles NV	1,733,700	12,682	Total Common Stocks
GlaxoSmithKline PLC - ADR	1,187,324	23,469
Go-Ahead Group PLC	1,920	49	(cost $2,329,666)		2,315,108
Great Portland Estates PLC(ö)	70,290	510
Greggs PLC	9,120	107	Preferred Stocks - 0.7%
Hansteen Holdings PLC(ö)	167,500	220	Germany - 0.7%
HSBC Holdings PLC	2,370,902	17,833	Henkel AG & Co. KGaA	48,124	6,175
IG Group Holdings PLC	99,870	1,009	Man SE	760	77
Imperial Tobacco Group PLC	587,515	28,395	Volkswagen AG	67,928	9,335
Inchcape PLC	176,622	1,406			15,587
Indivior PLC	358,598	1,377
JD Sports Fashion PLC - ADR	38,174	709	Japan - 0.0%
John Laing Group PLC(Þ)	12,000	40	Shinkin Central Bank Class A	145	318
Jupiter Fund Management PLC	175,400	926

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 175

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Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)
	Principal		Fair
	Amount ($)		Value
	or Shares		$
Sweden - 0.0%
Fastighets AB Balder	6,653		252

Total Preferred Stocks
(cost $15,935)			16,157

Warrants & Rights - 0.0%
Spain- 0.0%
Banco Santander SA(Æ)(Ñ)
Rights 2016	1,033,053		58

Total Warrants & Rights
(cost $51)			58

Short-Term Investments - 5.5%
United States - 5.5%
Russell U.S. Cash Management Fund	107,570,656	(8)	107,592
United States Treasury Bills
0.113% due 11/10/16 (~)(§)	14,100		14,099
0.265% due 01/05/17 (~)(§)	15,000		14,993
			136,684
Total Short-Term Investments
(cost $136,669)			136,684

Other Securities - 1.0%
Russell U.S. Cash Collateral Fund(×)	23,802,929	(8)	23,803
Total Other Securities
(cost $23,803)			23,803

Total Investments 100.7%
(identified cost $2,506,124)			2,491,810

Other Assets and Liabilities, Net
-(0.7%)			(16,481)
Net Assets - 100.0%			2,475,329

See accompanying notes which are an integral part of the financial statements.

176 Russell International Developed Markets Fund

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Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2016

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)
			Principal	Cost per		Cost	Fair Value
% of Net Assets	Acquisition		Amount ($)		Unit	(000)	(000)
Securities	Date		or shares		$	$	$
0.1%
BGP Holdings PLC	08/06/09	EUR	559,805		—	—	—
GDF Suez	11/07/05	EUR	55,671		0.01	1	—
Kapsch TrafficCom AG	10/21/15	EUR	12,275		35.15	431	549
Metall Zug AG	08/22/13	CHF		220	2,833.06	623	707
Okinawa Cellular Telephone Co.	04/14/16	JPY	14,900		27.51	410	466
							1,722
For a description of restricted securities see note 8 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
							Unrealized
						Appreciation
	Number of		Notional		Expiration	(Depreciation)
	Contracts		Amount		Date		$
Long Positions
CAC40 10 Euro Index Futures		215	EUR	9,689	11/16		70
DAX Index Futures		33	EUR	8,809	12/16		160
Euro STOXX 50 Index Futures		533	EUR	16,272	12/16		300
FTSE 100 Index Futures		152	GBP	10,532	12/16		196
Hang Seng Index Futures		25	HKD	28,631	11/16		(99)
MSCI Emerging Markets Mini Index Futures		217	USD	9,803	12/16		(229)
S&P/TSX 60 Index Futures		487	CAD	84,397	12/16		1,631
SPI 200 Index Futures		424	AUD	56,074	12/16		743
TOPIX Index Futures		751	JPY	10,476,450	12/16		4,143
Short Positions
Euro STOXX 50 Index Futures		258	EUR	7,877	12/16		(172)
FTSE 100 Index Futures		656	GBP	45,454	12/16		(2,244)
Hang Seng Index Futures		206	HKD	235,921	11/16		675
S&P 500 E-Mini Index Futures		813	USD	86,182	12/16		2,342
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							7,516

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	462	AUD	603	12/21/16	(4)
Bank of America	USD	899	AUD	1,200	12/21/16	13
Bank of America	USD	1,363	AUD	1,800	12/21/16	5
Bank of America	USD	1,619	AUD	2,114	12/21/16	(13)
Bank of America	USD	6,097	AUD	8,000	12/21/16	(19)
Bank of America	USD	609	CAD	800	12/21/16	(13)
Bank of America	USD	1,175	CAD	1,541	12/21/16	(26)
Bank of America	USD	1,893	CAD	2,500	12/21/16	(29)
Bank of America	USD	3,084	CAD	4,044	12/21/16	(68)
Bank of America	USD	6,555	CHF	6,500	12/21/16	32
Bank of America	USD	112	EUR	100	12/21/16	(2)
Bank of America	USD	142	EUR	130	12/21/16	1
Bank of America	USD	3,395	EUR	3,000	12/21/16	(94)
Bank of America	USD	6,215	EUR	5,500	12/21/16	(164)
Bank of America	USD	8,942	EUR	8,000	12/21/16	(140)
Bank of America	USD	1,299	GBP	1,000	12/21/16	(74)
Bank of America	USD	1,947	GBP	1,512	12/21/16	(94)
Bank of America	USD	3,157	GBP	2,500	12/21/16	(94)

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 177

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Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	25,981	GBP	20,000	12/21/16	(1,473)
Bank of America	USD	129	HKD	1,000	12/21/16	—
Bank of America	USD	471	HKD	3,648	12/21/16	—
Bank of America	USD	645	HKD	5,000	12/21/16	—
Bank of America	USD	839	HKD	6,500	12/21/16	—
Bank of America	USD	903	HKD	7,000	12/21/16	—
Bank of America	USD	3,612	HKD	28,000	12/21/16	(1)
Bank of America	USD	481	JPY	50,000	12/21/16	(3)
Bank of America	USD	4,186	JPY	423,852	12/21/16	(136)
Bank of America	USD	4,336	JPY	450,000	12/21/16	(36)
Bank of America	USD	14,007	JPY	1,400,000	12/21/16	(630)
Bank of America	USD	111	NOK	900	12/21/16	(2)
Bank of America	USD	375	NOK	3,000	12/21/16	(12)
Bank of America	USD	2,417	NOK	20,000	12/21/16	4
Bank of America	USD	4,832	SEK	43,000	12/21/16	(60)
Bank of America	AUD	500	USD	376	12/21/16	(3)
Bank of America	AUD	500	USD	380	12/21/16	—
Bank of America	AUD	800	USD	616	12/21/16	8
Bank of America	AUD	800	USD	610	12/21/16	3
Bank of America	AUD	1,000	USD	749	12/21/16	(11)
Bank of America	AUD	9,000	USD	6,862	12/21/16	24
Bank of America	CAD	100	USD	76	12/21/16	2
Bank of America	CAD	600	USD	456	12/21/16	8
Bank of America	CAD	1,000	USD	768	12/21/16	22
Bank of America	CAD	1,400	USD	1,064	12/21/16	20
Bank of America	CAD	1,500	USD	1,140	12/21/16	21
Bank of America	CAD	2,000	USD	1,518	12/21/16	26
Bank of America	CAD	4,300	USD	3,258	12/21/16	51
Bank of America	CHF	4,800	USD	4,977	12/21/16	113
Bank of America	EUR	100	USD	112	12/21/16	2
Bank of America	EUR	139	USD	156	12/21/16	4
Bank of America	EUR	2,200	USD	2,473	12/21/16	53
Bank of America	EUR	2,397	USD	2,699	12/21/16	61
Bank of America	EUR	3,000	USD	3,381	12/21/16	81
Bank of America	EUR	3,000	USD	3,385	12/21/16	84
Bank of America	EUR	8,000	USD	8,737	12/21/16	(64)
Bank of America	GBP	100	USD	122	12/21/16	(1)
Bank of America	GBP	100	USD	130	12/21/16	8
Bank of America	GBP	900	USD	1,148	12/21/16	45
Bank of America	GBP	1,000	USD	1,326	12/21/16	101
Bank of America	GBP	1,000	USD	1,329	12/21/16	104
Bank of America	GBP	7,700	USD	9,915	12/21/16	479
Bank of America	GBP	19,000	USD	23,225	12/21/16	(59)
Bank of America	HKD	1,000	USD	129	12/21/16	—
Bank of America	HKD	1,500	USD	194	12/21/16	—
Bank of America	HKD	3,000	USD	387	12/21/16	—
Bank of America	HKD	4,000	USD	516	12/21/16	—
Bank of America	HKD	8,000	USD	1,032	12/21/16	—
Bank of America	HKD	29,938	USD	3,863	12/21/16	2
Bank of America	JPY	10,036	USD	99	12/21/16	3
Bank of America	JPY	20,000	USD	196	12/21/16	5
Bank of America	JPY	40,000	USD	391	12/21/16	9
Bank of America	JPY	60,000	USD	592	12/21/16	19
Bank of America	JPY	90,000	USD	858	12/21/16	(2)
Bank of America	JPY	100,000	USD	968	12/21/16	12
Bank of America	JPY	200,000	USD	1,965	12/21/16	54

See accompanying notes which are an integral part of the financial statements.

178 Russell International Developed Markets Fund

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Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	JPY	395,639	USD	3,907	12/21/16	127
Bank of America	JPY	400,000	USD	3,983	12/21/16	161
Bank of New York	USD	225	JPY	23,721	11/01/16	1
BNP Paribas	USD	990	AUD	1,292	12/21/16	(8)
BNP Paribas	USD	7,233	AUD	9,444	12/21/16	(58)
BNP Paribas	USD	9,528	AUD	12,440	12/21/16	(77)
BNP Paribas	USD	1,184	CAD	1,530	12/21/16	(43)
BNP Paribas	USD	10,966	CAD	14,169	12/21/16	(399)
BNP Paribas	USD	13,792	CAD	17,820	12/21/16	(501)
BNP Paribas	USD	7,382	EUR	6,523	12/21/16	(206)
BNP Paribas	USD	2,271	GBP	1,705	12/21/16	(182)
BNP Paribas	USD	13,754	GBP	10,326	12/21/16	(1,100)
BNP Paribas	USD	4,152	JPY	420,644	12/21/16	(133)
BNP Paribas	USD	15,809	JPY	1,601,556	12/21/16	(507)
BNP Paribas	EUR	21,934	USD	24,824	12/21/16	692
BNP Paribas	GBP	11,160	USD	14,865	12/21/16	1,189
BNP Paribas	HKD	44,580	USD	5,753	12/21/16	3
BNP Paribas	JPY	1,199,200	USD	11,838	12/21/16	380
Brown Brothers Harriman	USD	2	CAD	3	11/02/16	—
Brown Brothers Harriman	USD	58	CAD	78	11/02/16	—
Brown Brothers Harriman	USD	76	DKK	500	12/21/16	(2)
Brown Brothers Harriman	USD	559	EUR	500	12/21/16	(9)
Brown Brothers Harriman	USD	1,354	EUR	1,200	12/21/16	(34)
Brown Brothers Harriman	USD	225	GBP	184	11/02/16	—
Brown Brothers Harriman	USD	1,213	GBP	1,000	12/21/16	13
Brown Brothers Harriman	USD	1,239	GBP	1,000	12/21/16	(13)
Brown Brothers Harriman	USD	258	HKD	2,000	12/21/16	—
Brown Brothers Harriman	USD	174	JPY	18,305	11/01/16	1
Brown Brothers Harriman	USD	3,206	JPY	337,290	11/01/16	10
Brown Brothers Harriman	USD	296	JPY	31,180	11/02/16	1
Brown Brothers Harriman	USD	986	JPY	100,000	12/21/16	(30)
Brown Brothers Harriman	AUD	500	USD	372	12/21/16	(8)
Brown Brothers Harriman	AUD	1,000	USD	751	12/21/16	(9)
Brown Brothers Harriman	CAD	3	USD	2	11/02/16	—
Brown Brothers Harriman	CAD	100	USD	76	12/21/16	1
Brown Brothers Harriman	CAD	200	USD	152	12/21/16	3
Brown Brothers Harriman	CAD	200	USD	153	12/21/16	4
Brown Brothers Harriman	CAD	1,500	USD	1,132	12/21/16	14
Brown Brothers Harriman	CHF	945	USD	954	11/02/16	(1)
Brown Brothers Harriman	DKK	10,421	USD	1,536	11/02/16	(2)
Brown Brothers Harriman	EUR	1,000	USD	1,129	12/21/16	29
Brown Brothers Harriman	EUR	2,000	USD	2,251	12/21/16	51
Brown Brothers Harriman	GBP	93	USD	112	11/01/16	(1)
Brown Brothers Harriman	GBP	109	USD	134	11/02/16	—
Brown Brothers Harriman	GBP	300	USD	390	12/21/16	22
Brown Brothers Harriman	GBP	500	USD	667	12/21/16	54
Brown Brothers Harriman	GBP	500	USD	614	12/21/16	1
Brown Brothers Harriman	GBP	600	USD	793	12/21/16	57
Brown Brothers Harriman	HKD	1,000	USD	129	12/21/16	—
Brown Brothers Harriman	HKD	1,000	USD	129	12/21/16	—
Brown Brothers Harriman	JPY	9,977	USD	95	11/01/16	—
Brown Brothers Harriman	JPY	86,399	USD	823	11/01/16	—
Brown Brothers Harriman	JPY	11,474	USD	109	11/02/16	—
Brown Brothers Harriman	JPY	40,000	USD	400	12/21/16	18
Brown Brothers Harriman	JPY	80,000	USD	776	12/21/16	11
Brown Brothers Harriman	JPY	100,000	USD	978	12/21/16	22

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 179

Russell Investment Company
Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Brown Brothers Harriman	NZD	200	USD	146	12/21/16	3
Brown Brothers Harriman	SGD	99	USD	71	11/01/16	—
Citigroup	USD	1,523	AUD	2,000	12/21/16	(3)
Citigroup	USD	2,286	CAD	3,000	12/21/16	(49)
Citigroup	USD	8,826	EUR	8,000	12/21/16	(24)
Citigroup	USD	42	GBP	35	11/01/16	—
Citigroup	USD	3,660	GBP	3,000	12/21/16	16
Citigroup	USD	1,161	HKD	9,000	12/21/16	—
Citigroup	USD	4,825	JPY	500,000	12/21/16	(48)
Citigroup	AUD	300	USD	228	12/21/16	—
Citigroup	AUD	400	USD	304	12/21/16	—
Citigroup	CAD	600	USD	456	12/21/16	8
Citigroup	CAD	1,000	USD	746	12/21/16	—
Citigroup	EUR	1,206	USD	1,324	11/01/16	—
Citigroup	EUR	1,000	USD	1,100	12/21/16	—
Citigroup	EUR	2,000	USD	2,233	12/21/16	33
Citigroup	GBP	87	USD	106	11/01/16	—
Citigroup	GBP	1,000	USD	1,237	12/21/16	12
Citigroup	GBP	1,000	USD	1,225	12/21/16	—
Citigroup	HKD	2,000	USD	258	12/21/16	—
Citigroup	HKD	3,000	USD	387	12/21/16	—
Citigroup	JPY	100,000	USD	967	12/21/16	12
Citigroup	JPY	100,000	USD	955	12/21/16	—
Commonwealth Bank of Australia	USD	989	AUD	1,292	12/21/16	(7)
Commonwealth Bank of Australia	USD	7,229	AUD	9,444	12/21/16	(54)
Commonwealth Bank of Australia	USD	9,522	AUD	12,440	12/21/16	(71)
Commonwealth Bank of Australia	USD	1,185	CAD	1,530	12/21/16	(43)
Commonwealth Bank of Australia	USD	10,969	CAD	14,169	12/21/16	(402)
Commonwealth Bank of Australia	USD	13,796	CAD	17,820	12/21/16	(505)
Commonwealth Bank of Australia	USD	7,378	EUR	6,523	12/21/16	(202)
Commonwealth Bank of Australia	USD	2,271	GBP	1,705	12/21/16	(181)
Commonwealth Bank of Australia	USD	13,750	GBP	10,326	12/21/16	(1,096)
Commonwealth Bank of Australia	USD	4,155	JPY	420,644	12/21/16	(136)
Commonwealth Bank of Australia	USD	15,820	JPY	1,601,556	12/21/16	(518)
Commonwealth Bank of Australia	EUR	21,934	USD	24,810	12/21/16	678
Commonwealth Bank of Australia	GBP	11,160	USD	14,861	12/21/16	1,185
Commonwealth Bank of Australia	HKD	44,580	USD	5,753	12/21/16	3
Commonwealth Bank of Australia	JPY	1,199,200	USD	11,846	12/21/16	388
Commonwealth Bank of Australia	NZD	8,500	USD	6,166	12/21/16	99
HSBC	USD	989	AUD	1,292	12/21/16	(7)
HSBC	USD	7,226	AUD	9,444	12/21/16	(51)
HSBC	USD	9,518	AUD	12,440	12/21/16	(67)
HSBC	USD	1,184	CAD	1,530	12/21/16	(43)
HSBC	USD	10,965	CAD	14,169	12/21/16	(397)
HSBC	USD	13,790	CAD	17,820	12/21/16	(500)
HSBC	USD	7,383	EUR	6,523	12/21/16	(206)
HSBC	USD	2,271	GBP	1,705	12/21/16	(181)
HSBC	USD	13,750	GBP	10,326	12/21/16	(1,096)
HSBC	USD	4,153	JPY	420,644	12/21/16	(133)
HSBC	USD	15,810	JPY	1,601,556	12/21/16	(508)
HSBC	EUR	21,934	USD	24,826	12/21/16	694
HSBC	GBP	11,160	USD	14,861	12/21/16	1,184
HSBC	HKD	44,580	USD	5,753	12/21/16	3
HSBC	JPY	1,199,200	USD	11,838	12/21/16	380
National Australia Bank	USD	989	AUD	1,292	12/21/16	(8)
National Australia Bank	USD	7,231	AUD	9,444	12/21/16	(56)

See accompanying notes which are an integral part of the financial statements.

180 Russell International Developed Markets Fund

Russell Investment Company
Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
National Australia Bank	USD	9,525	AUD	12,440	12/21/16	(74)
National Australia Bank	USD	1,184	CAD	1,530	12/21/16	(43)
National Australia Bank	USD	10,968	CAD	14,169	12/21/16	(400)
National Australia Bank	USD	13,794	CAD	17,820	12/21/16	(504)
National Australia Bank	USD	7,385	EUR	6,523	12/21/16	(209)
National Australia Bank	USD	2,272	GBP	1,705	12/21/16	(182)
National Australia Bank	USD	13,756	GBP	10,326	12/21/16	(1,102)
National Australia Bank	USD	4,154	JPY	420,644	12/21/16	(135)
National Australia Bank	USD	15,815	JPY	1,601,556	12/21/16	(513)
National Australia Bank	EUR	21,934	USD	24,833	12/21/16	702
National Australia Bank	GBP	11,160	USD	14,867	12/21/16	1,191
National Australia Bank	HKD	44,580	USD	5,753	12/21/16	3
National Australia Bank	JPY	1,199,200	USD	11,842	12/21/16	384
Royal Bank of Canada	USD	990	AUD	1,292	12/21/16	(9)
Royal Bank of Canada	USD	7,238	AUD	9,444	12/21/16	(63)
Royal Bank of Canada	USD	9,535	AUD	12,440	12/21/16	(83)
Royal Bank of Canada	USD	1,186	CAD	1,530	12/21/16	(45)
Royal Bank of Canada	USD	10,980	CAD	14,169	12/21/16	(412)
Royal Bank of Canada	USD	13,809	CAD	17,820	12/21/16	(518)
Royal Bank of Canada	USD	7,379	EUR	6,523	12/21/16	(203)
Royal Bank of Canada	USD	2,274	GBP	1,705	12/21/16	(185)
Royal Bank of Canada	USD	13,772	GBP	10,326	12/21/16	(1,117)
Royal Bank of Canada	USD	4,155	JPY	420,644	12/21/16	(136)
Royal Bank of Canada	USD	15,819	JPY	1,601,556	12/21/16	(516)
Royal Bank of Canada	EUR	21,934	USD	24,815	12/21/16	683
Royal Bank of Canada	GBP	300	USD	367	12/21/16	(1)
Royal Bank of Canada	GBP	11,160	USD	14,885	12/21/16	1,209
Royal Bank of Canada	HKD	44,580	USD	5,753	12/21/16	3
Royal Bank of Canada	JPY	80,000	USD	768	12/21/16	3
Royal Bank of Canada	JPY	1,199,200	USD	11,844	12/21/16	386
State Street	USD	382	AUD	500	12/21/16	(3)
State Street	USD	743	AUD	1,000	12/21/16	16
State Street	USD	763	AUD	1,000	12/21/16	(3)
State Street	USD	765	AUD	1,000	12/21/16	(6)
State Street	USD	4	CAD	6	11/01/16	—
State Street	USD	52	CAD	70	11/01/16	—
State Street	USD	3	CAD	4	11/03/16	—
State Street	USD	50	CAD	67	11/03/16	—
State Street	USD	760	CAD	1,000	12/21/16	(14)
State Street	USD	775	CAD	1,000	12/21/16	(29)
State Street	USD	1,146	CAD	1,500	12/21/16	(27)
State Street	USD	2,674	CAD	3,500	12/21/16	(63)
State Street	USD	1,262	CHF	1,253	11/01/16	3
State Street	USD	53	EUR	49	11/01/16	—
State Street	USD	46	EUR	42	11/02/16	—
State Street	USD	3,373	EUR	3,000	12/21/16	(72)
State Street	USD	4,513	EUR	4,000	12/21/16	(112)
State Street	USD	164	GBP	135	11/01/16	1
State Street	USD	380	GBP	300	12/21/16	(12)
State Street	USD	398	GBP	300	12/21/16	(31)
State Street	USD	1,335	GBP	1,000	12/21/16	(110)
State Street	USD	92	HKD	713	11/01/16	—
State Street	USD	516	HKD	4,000	12/21/16	—
State Street	USD	1,032	HKD	8,000	12/21/16	(1)
State Street	USD	2,943	HKD	22,803	12/21/16	(2)
State Street	USD	20,958	HKD	162,400	12/21/16	(12)

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 181

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Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
State Street	USD	663	JPY	69,824	11/01/16	3
State Street	USD	71	JPY	7,495	11/02/16	—
State Street	USD	417	JPY	43,903	11/02/16	2
State Street	USD	12	JPY	1,270	11/04/16	—
State Street	USD	107	JPY	11,221	11/04/16	—
State Street	USD	107	JPY	11,258	11/04/16	—
State Street	USD	520	JPY	54,580	11/04/16	1
State Street	USD	493	JPY	50,000	12/21/16	(16)
State Street	USD	785	JPY	80,000	12/21/16	(20)
State Street	USD	987	JPY	100,000	12/21/16	(32)
State Street	USD	2,000	JPY	200,000	12/21/16	(89)
State Street	USD	55	NOK	458	11/01/16	—
State Street	USD	6,430	NZD	8,700	12/21/16	(220)
State Street	USD	10	SEK	87	11/01/16	—
State Street	AUD	350	USD	263	12/21/16	(3)
State Street	AUD	3,000	USD	2,291	12/21/16	12
State Street	CAD	10	USD	7	11/01/16	—
State Street	CAD	2	USD	2	11/03/16	—
State Street	CAD	4	USD	3	11/03/16	—
State Street	CAD	500	USD	378	12/21/16	5
State Street	CAD	3,000	USD	2,263	12/21/16	25
State Street	CAD	3,000	USD	2,263	12/21/16	25
State Street	CHF	79	USD	80	11/01/16	—
State Street	CHF	379	USD	383	11/01/16	—
State Street	CHF	200	USD	206	12/21/16	3
State Street	CHF	18,420	USD	19,104	12/21/16	438
State Street	DKK	9,055	USD	1,332	11/01/16	(4)
State Street	DKK	59,000	USD	8,972	12/21/16	246
State Street	EUR	302	USD	331	11/01/16	(1)
State Street	EUR	942	USD	1,031	11/01/16	(3)
State Street	EUR	1,000	USD	1,128	12/21/16	28
State Street	EUR	1,500	USD	1,663	12/21/16	13
State Street	EUR	3,000	USD	3,380	12/21/16	79
State Street	EUR	7,700	USD	8,714	12/21/16	243
State Street	GBP	150	USD	182	12/21/16	(2)
State Street	GBP	600	USD	780	12/21/16	44
State Street	HKD	1,000	USD	129	12/21/16	—
State Street	HKD	1,200	USD	155	12/21/16	—
State Street	JPY	9,800	USD	93	11/04/16	—
State Street	JPY	50,000	USD	484	12/21/16	7
State Street	JPY	100,000	USD	969	12/21/16	14
State Street	JPY	200,000	USD	1,962	12/21/16	51
State Street	NOK	1,000	USD	121	12/21/16	—
State Street	NOK	103,300	USD	12,624	12/21/16	120
State Street	THB	5,604	USD	159	11/01/16	(1)
State Street	THB	2,083	USD	59	11/02/16	—
State Street	THB	702	USD	20	11/03/16	—
UBS	AUD	1,000	USD	761	12/21/16	1
UBS	CAD	500	USD	380	12/21/16	7
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(5,587)

See accompanying notes which are an integral part of the financial statements.

182 Russell International Developed Markets Fund

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Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2016

Presentation of Portfolio Holdings

Amounts in thousands
	Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Common Stocks
Australia	$156	$57,904	$—	$—	$58,060	2.4
Austria	—	10,903	—	—	10,903	0.4
Belgium	16,984	21,122	—	—	38,106	1.5
Bermuda	5,647	—	—	—	5,647	0.2
Brazil	9,975	—	—	—	9,975	0.4
Canada	92,217	77	—	—	92,294	3.7
China	7,414	16,279	—	—	23,693	1.0
Colombia	905	—	—	—	905	—*
Czech Republic	—	692	—	—	692	—*
Denmark	—	35,834	—	—	35,834	1.5
Finland	—	8,052	—	—	8,052	0.3
France	—	244,107	—	—	244,107	9.9
Germany	718	162,136	—	—	162,854	6.6
Hong Kong	—	55,855	—	—	55,855	2.3
India	2,583	5,500	—	—	8,083	0.3
Ireland	12,544	19,042	—	—	31,586	1.3
Isle of Man	—	696	—	—	696	—*
Israel	16,047	4,167	—	—	20,214	0.8
Italy	—	66,596	—	—	66,596	2.7
Japan	184	455,136	—	—	455,320	18.4
Jersey	—	5,604	—	—	5,604	0.2
Liechtenstein	—	464	—	—	464	—*
Luxembourg	23	5,202	—	—	5,225	0.2
Macao	—	8,338	—	—	8,338	0.3
Mexico	3,493	—	—	—	3,493	0.1
Netherlands	6,150	109,395	—	—	115,545	4.7
Norway	—	7,488	—	—	7,488	0.3
Portugal	—	11,048	—	—	11,048	0.5
Russia	6,348	6,543	—	—	12,891	0.5
Singapore	45	35,593	—	—	35,638	1.4
South Korea	—	52,153	—	—	52,153	2.1
Spain	—	39,710	—	—	39,710	1.6
Sweden	—	33,559	—	—	33,559	1.4
Switzerland	7,177	193,351	—	—	200,528	8.1
Taiwan	6,696	7,385	—	—	14,081	0.6
Thailand	—	4,344	—	—	4,344	0.2
United Kingdom	14,377	391,621	48	—	406,046	16.4
United States	21,413	8,068	—	—	29,481	1.2
Preferred Stocks	—	16,157	—	—	16,157	0.7
Warrants & Rights	58	—	—	—	58	—*
Short-Term Investments	—	29,092	—	107,592	136,684	5.5
Other Securities	—	—	—	23,803	23,803	1.0

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 183

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Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2016

Presentation of Portfolio Holdings

Amounts in thousands
	Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Total Investments	231,154	2,129,213	48	131,395	2,491,810	100.7
Other Assets and Liabilities, Net						(0.7)
						100.0

Other Financial Instruments
Assets
Futures Contracts	10,260	—	—	—	10,260	0.4
Foreign Currency Exchange Contracts	24	14,969	—	—	14,993	0.6

Liabilities
Futures Contracts	(2,744)	—	—	—	(2,744)	(0.1)
Foreign Currency Exchange Contracts	(14)	(20,566)	—	—	(20,580)	(0.8)
Total Other Financial Instruments**	$7,526	$(5,597)	$—	$—	$1,929

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2016 were less than 1% of net assets.

Amounts in thousands
Fair Value
Sector Exposure	$
Consumer Discretionary	332,342
Consumer Staples	203,610
Energy	147,980
Financial Services	579,517
Health Care	201,716
Materials and Processing	191,711
Producer Durables	304,160
Technology	231,269
Utilities	138,960
Warrants and Rights	58
Short-Term Investments	136,684
Other Securities	23,803
Total Investments	2,491,810

See accompanying notes which are an integral part of the financial statements.

184 Russell International Developed Markets Fund

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Russell International Developed Markets Fund

Fair Value of Derivative Instruments — October 31, 2016

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$14,993
Variation margin on futures contracts*	10,260	—
Total	$10,260	$14,993

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$2,744	$—
Unrealized depreciation on foreign currency exchange contracts	—	20,580
Total	$2,744	$20,580
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$(17,836)	$—
Foreign currency-related transactions**	—	21,510
Total	$(17,836)	$21,510

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$2,301	$—
Foreign currency-related transactions***	—	(7,694)
Total	$2,301	$(7,694)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 185

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Russell International Developed Markets Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2016

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value	$22,446	$—	$22,446
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	14,993	—	14,993
Futures Contracts	Variation margin on futures contracts	1,029	—	1,029
Total Financial and Derivative Assets		38,468	—	38,468
Financial and Derivative Assets not subject to a netting agreement		(1,030)	—	(1,030)
Total Financial and Derivative Assets subject to a netting agreement		$37,438	$—	$37,438

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$1,764	$1,764	$—	$—
Bank of New York	1	—	—	1
Barclays	560	—	560	—
BNP Paribas	2,264	2,264	—	—
Brown Brothers Harriman	313	105	—	208
Citigroup	2,189	81	2,108	—
Commonwealth Bank of Australia	2,353	2,353	—	—
Deutsche Bank	9	—	9	—
Fidelity	303	—	303	—
HSBC	2,262	2,262	—	—
JPMorgan Chase	2,451	—	2,451	—
Merrill Lynch	707	—	707	—
Morgan Stanley	11,219	—	11,219	—
National Australia Bank	2,280	2,280	—	—
Royal Bank of Canada	2,288	2,288	—	—
State Street	1,377	877	—	500
UBS	5,098	—	5,089	9
Total	$37,438	$14,274	$22,446	$718

See accompanying notes which are an integral part of the financial statements.

186 Russell International Developed Markets Fund

Russell Investment Company
Russell International Developed Markets Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2016

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$326	$—	$326
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	20,580	—	20,580
Total Financial and Derivative Liabilities		20,906	—	20,906
Financial and Derivative Liabilities not subject to a netting agreement		(326)	—	(326)
Total Financial and Derivative Liabilities subject to a netting agreement		$20,580	$—	$20,580

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$3,327	$1,764	$—	$1,563
BNP Paribas	3,214	2,264	—	950
Brown Brothers Harriman	109	105	—	4
Citigroup	125	81	—	44
Commonwealth Bank of Australia	3,215	2,353	—	862
HSBC	3,190	2,262	—	928
National Australia Bank	3,226	2,280	—	946
Royal Bank of Canada	3,288	2,288	—	1,000
State Street	886	877	—	9
Total	$20,580	$14,274	$—	$6,306

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 187

Russell Investment Company
Russell International Developed Markets Fund

Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$2,506,124
Investments, at fair value(*)(>)	2,491,810
Foreign currency holdings(^)	5,446
Unrealized appreciation on foreign currency exchange contracts	14,993
Receivables:
Dividends and interest	5,561
Dividends from affiliated Russell funds	75
Investments sold	16,239
Fund shares sold	3,047
Foreign capital gains taxes recoverable	2,952
Variation margin on futures contracts	1,029
Total assets	2,541,152

Liabilities
Payables:
Due to custodian	8
Investments purchased	16,916
Fund shares redeemed	1,631
Accrued fees to affiliates	2,019
Other accrued expenses	504
Variation margin on futures contracts	326
Deferred capital gains tax liability	36
Unrealized depreciation on foreign currency exchange contracts	20,580
Payable upon return of securities loaned	23,803
Total liabilities	65,823
Commitments and Contingencies (1)

Net Assets	$2,475,329

(1) See note 9 in the Notes to Financial Statements for a detailed description of commitments and contingencies.

See accompanying notes which are an integral part of the financial statements.

188 Russell International Developed Markets Fund

Russell Investment Company
Russell International Developed Markets Fund

Statement of Assets and Liabilities, continued — October 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$57,726
Accumulated net realized gain (loss)	(296,630)
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	(14,350)
Futures contracts	7,516
Foreign currency-related transactions	(5,976)
Shares of beneficial interest	728
Additional paid-in capital	2,726,315
Net Assets	$2,475,329

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$33.92
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$35.99
Class A — Net assets	$27,053,195
Class A — Shares outstanding ($.01 par value)	797,479
Net asset value per share: Class C(#)	$33.87
Class C — Net assets	$26,697,839
Class C — Shares outstanding ($.01 par value)	788,150
Net asset value per share: Class E(#)	$34.04
Class E — Net assets	$48,642,825
Class E — Shares outstanding ($.01 par value)	1,428,790
Net asset value per share: Class I(#)	$34.06
Class I — Net assets	$480,517,833
Class I — Shares outstanding ($.01 par value)	14,109,352
Net asset value per share: Class S(#)	$34.00
Class S — Net assets	$1,879,757,137
Class S — Shares outstanding ($.01 par value)	55,283,181
Net asset value per share: Class Y(#)	$34.05
Class Y — Net assets	$12,660,356
Class Y — Shares outstanding ($.01 par value)	371,786
Amounts in thousands
(^) Foreign currency holdings - cost	$5,534
(*) Securities on loan included in investments	$22,446
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$131,395

(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 189

Russell Investment Company
Russell International Developed Markets Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Dividends	$76,824
Dividends from affiliated Russell funds	363
Interest	70
Securities lending income (net)	1,424
Less foreign taxes withheld	(6,810)
Total investment income	71,871

Expenses
Advisory fees	17,585
Administrative fees	1,212
Custodian fees (1)	124
Distribution fees - Class A	69
Distribution fees - Class C	212
Transfer agent fees - Class A	55
Transfer agent fees - Class C	56
Transfer agent fees - Class E	95
Transfer agent fees - Class I	609
Transfer agent fees - Class S	3,776
Transfer agent fees - Class Y	1
Professional fees	179
Registration fees	128
Shareholder servicing fees - Class C	71
Shareholder servicing fees - Class E	119
Trustees’ fees	78
Printing fees	284
Miscellaneous	58
Total expenses	24,711
Net investment income (loss)	47,160

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	(67,887)
Futures contracts	(17,836)
Foreign currency-related transactions	20,245
Net realized gain (loss)	(65,478)
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	(30,977)
Futures contracts	2,301
Foreign currency-related transactions	(7,986)
Net change in unrealized appreciation (depreciation)	(36,662)
Net realized and unrealized gain (loss)	(102,140)
Net Increase (Decrease) in Net Assets from Operations	$(54,980)

(1) Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 10 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

190 Russell International Developed Markets Fund

Russell Investment Company
Russell International Developed Markets Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$47,160	$57,590
Net realized gain (loss)	(65,478)	243,937
Net change in unrealized appreciation (depreciation)	(36,662)	(271,720)
Net increase (decrease) in net assets from operations	(54,980)	29,807

Distributions
From net investment income
Class A	(311)	(461)
Class C	(76)	(247)
Class E	(453)	(1,185)
Class I	(7,876)	(12,149)
Class S	(27,310)	(42,375)
Class Y	(217)	(18,425)
Net decrease in net assets from distributions	(36,243)	(74,842)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(241,975)	(1,248,949)
Total Net Increase (Decrease) in Net Assets	(333,198)	(1,293,984)

Net Assets
Beginning of period	2,808,527	4,102,511
End of period	$2,475,329	$2,808,527
Undistributed (overdistributed) net investment income included in net assets	$57,726	$20,255

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 191

Russell Investment Company
Russell International Developed Markets Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	138	$4,612	194	$6,914
Proceeds from reinvestment of distributions	9	309	13	460
Payments for shares redeemed	(190)	(6,344)	(194)	(6,958)
Net increase (decrease)	(43)	(1,423)	13	416
Class C
Proceeds from shares sold	58	1,916	91	3,266
Proceeds from reinvestment of distributions	2	75	7	245
Payments for shares redeemed	(204)	(6,755)	(216)	(7,701)
Net increase (decrease)	(144)	(4,764)	(118)	(4,190)
Class E
Proceeds from shares sold	232	7,716	302	10,784
Proceeds from reinvestment of distributions	13	440	33	1,153
Payments for shares redeemed	(300)	(9,983)	(1,085)	(37,470)
Net increase (decrease)	(55)	(1,827)	(750)	(25,533)
Class I
Proceeds from shares sold	2,311	75,750	3,345	119,368
Proceeds from reinvestment of distributions	230	7,642	344	11,937
Payments for shares redeemed	(4,889)	(161,258)	(6,002)	(215,933)
Net increase (decrease)	(2,348)	(77,866)	(2,313)	(84,628)
Class S
Proceeds from shares sold	12,727	420,195	16,491	590,727
Proceeds from reinvestment of distributions	816	27,064	1,213	42,041
Payments for shares redeemed	(18,267)	(601,983)	(23,155)	(837,195)
Net increase (decrease)	(4,724)	(154,724)	(5,451)	(204,427)
Class Y
Proceeds from shares sold	23	731	100	3,466
Proceeds from reinvestment of distributions	6	217	532	18,425
Payments for shares redeemed	(69)	(2,319)	(26,240)	(952,478)
Net increase (decrease)	(40)	(1,371)	(25,608)	(930,587)
Total increase (decrease)	(7,354)	$(241,975)	(34,227)	$(1,248,949)

See accompanying notes which are an integral part of the financial statements.

192 Russell International Developed Markets Fund

(This page intentionally left blank)

Russell Investment Company
Russell International Developed Markets Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	$
	Period	Income(Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Total Distributions
Class A
October 31, 2016	34.96	.55	(1.21)	(.66)	(.38)	(.38)
October 31, 2015	35.77	.53	(.79)	(.26)	(.55)	(.55)
October 31, 2014	36.30	.64	(.48)	.16	(.69)	(.69)
October 31, 2013	29.68	.49	6.67	7.16	(.54)	(.54)
October 31, 2012	28.67	.52	.89	1.41	(.40)	(.40)

Class C
October 31, 2016	34.86	.29	(1.20)	(.91)	(.08)	(.08)
October 31, 2015	35.62	.26	(.78)	(.52)	(.24)	(.24)
October 31, 2014	36.15	.37	(.48)	(.11)	(.42)	(.42)
October 31, 2013	29.52	.24	6.67	6.91	(.28)	(.28)
October 31, 2012	28.46	.30	.90	1.20	(.14)	(.14)

Class E
October 31, 2016	35.01	.55	(1.21)	(.66)	(.31)	(.31)
October 31, 2015	35.81	.54	(.81)	(.27)	(.53)	(.53)
October 31, 2014	36.33	.62	(.45)	.17	(.69)	(.69)
October 31, 2013	29.72	.49	6.68	7.17	(.56)	(.56)
October 31, 2012	28.72	.53	.90	1.43	(.43)	(.43)

Class I
October 31, 2016	35.10	.65	(1.20)	(.55)	(.49)	(.49)
October 31, 2015	35.91	.66	(.80)	(.14)	(.67)	(.67)
October 31, 2014	36.43	.76	(.48)	.28	(.80)	(.80)
October 31, 2013	29.77	.60	6.70	7.30	(.64)	(.64)
October 31, 2012	28.78	.61	.89	1.50	(.51)	(.51)

Class S
October 31, 2016	35.04	.62	(1.20)	(.58)	(.46)	(.46)
October 31, 2015	35.86	.63	(.81)	(.18)	(.64)	(.64)
October 31, 2014	36.38	.71	(.45)	.26	(.78)	(.78)
October 31, 2013	29.74	.57	6.69	7.26	(.62)	(.62)
October 31, 2012	28.75	.59	.89	1.48	(.49)	(.49)

Class Y
October 31, 2016	35.08	.70	(1.21)	(.51)	(.52)	(.52)
October 31, 2015	35.90	.25	(.36)	(.11)	(.71)	(.71)
October 31, 2014	36.41	.79	(.46)	.33	(.84)	(.84)
October 31, 2013	29.76	.63	6.69	7.32	(.67)	(.67)
October 31, 2012	28.77	.65	.88	1.53	(.54)	(.54)

See accompanying notes which are an integral part of the financial statements.

194 Russell International Developed Markets Fund

			%	%	%
$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Period	Return(c)	(000)	Gross(l)	Net(d)(l)	Net Assets(d)	Turnover Rate(k)

33.92	(1.87)	27,053	1.23	1.23	1.66	68
34.96	(.71)	29,385	1.27	1.27	1.49	66
35.77	.43	29,619	1.25	1.25	1.74	74
36.30	24.47	29,088	1.24	1.24	1.51	89
29.68	5.04	22,905	1.24	1.24	1.83	65

33.87	(2.60)	26,698	1.98	1.98	.88	68
34.86	(1.46)	32,495	2.02	2.02	.72	66
35.62	(.33)	37,426	2.00	2.00	1.00	74
36.15	23.53	43,136	1.99	1.99	.75	89
29.52	4.26	40,958	1.99	1.99	1.07	65

34.04	(1.86)	48,643	1.23	1.23	1.64	68
35.01	(.74)	51,939	1.27	1.27	1.51	66
35.81	.46	79,957	1.25	1.25	1.69	74
36.33	24.48	111,467	1.24	1.23	1.51	89
29.72	5.11	89,772	1.24	1.19	1.87	65

34.06	(1.52)	480,518.90		.90	1.96	68
35.10	(.41)	577,646.94		.94	1.84	66
35.91	.76	674,127.92		.92	2.05	74
36.43	24.87	753,290.91		.91	1.84	89
29.77	5.40	672,661.91		.91	2.16	65

34.00	(1.61)	1,879,757.98		.98	1.87	68
35.04	(.48)	2,102,634	1.02	1.02	1.77	66
35.86	.69	2,347,214	1.00	1.00	1.92	74
36.38	24.76	2,740,707.99		.99	1.76	89
29.74	5.33	2,074,313.99		.99	2.10	65

34.05	(1.41)	12,660.78		.78	2.13	68
35.08	(.28)	14,428.81		.81	.72	66
35.90	.90	934,168.80		.80	2.15	74
36.41	24.99	1,491,711.79		.79	1.93	89
29.76	5.52	1,277,390.80		.80	2.30	65

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 195

Russell Investment Company
Russell International Developed Markets Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Advisory fees	$1,481,268
Administration fees	102,242
Distribution fees	22,891
Shareholder servicing fees	16,039
Transfer agent fees	387,866
Trustee fees	8,775
$2,019,081

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
Russell U.S. Cash Collateral Fund	$69,123	$701,683	$747,003	$—	$—	$23,803	$229	$—
Russell U.S. Cash Management Fund	72,146	1,060,990	1,025,561	4	13	107,592	363	—
	$141,269	$1,762,673	$1,772,564	$4	$13	$131,395	$592	$—

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$2,555,268,047
Unrealized Appreciation	$859,881,128
Unrealized Depreciation	(923,339,135)
Net Unrealized Appreciation (Depreciation)	$(63,458,007)
Undistributed Ordinary Income	$56,663,189
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$(236,789,567)
Tax Composition of Distributions
Ordinary Income	$36,242,765

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transactions, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$26,554
Accumulated net realized gain (loss)	(26,554)
Additional paid-in capital	—

See accompanying notes which are an integral part of the financial statements.

196 Russell International Developed Markets Fund

Russell Investment Company
Russell Global Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

Russell Global Equity Fund - Class A‡			Russell Global Equity Fund - Class Y‡‡
	Total			Total
	Return			Return
1 Year	(4.83)%		1 Year	1.50%
5 Years	7.43	%§	5 Years	9.21	%§
Inception*	2.49	%§	Inception*	3.53	%§

Russell Global Equity Fund - Class C			Russell Developed Large Cap® Index Net**
	Total			Total
	Return			Return
1 Year	0.24%		1 Year	1.17%
5 Years	7.90	%§	5 Years	9.23	%§
Inception*	2.33	%§	Inception*	3.69	%§

Russell Global Equity Fund - Class E			Global Equity Linked Benchmark***
	Total			Total
	Return			Return
1 Year	1.04%		1 Year	1.17%
5 Years	8.71	%§	5 Years	9.23	%§
Inception*	3.10	%§	Inception*	3.58	%§

Russell Global Equity Fund - Class S
	Total
	Return
1 Year	1.26%
5 Years	8.97	%§
Inception*	3.36	%§

Russell Global Equity Fund 197

Russell Investment Company
Russell Global Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The Russell Global Equity Fund (the “Fund”) employs a multi-	the period, while the U.K. and developed Europe ex-U.K. lagged
manager approach whereby portions of the Fund are allocated to	the most. The Fund’s overweights to Europe ex-U.K. and Japan
different money manager strategies. Fund assets not allocated to	detracted, partially offset by a favorable overweight to emerging
money managers are managed by Russell Investment Management,	markets.
LLC (“RIM”), the Fund’s advisor. RIM may change the allocation	In terms of sector returns, commodity driven sectors materials
of the Fund’s assets among money managers at any time. An	and energy outperformed the most, while some of the defensive
exemptive order from the Securities and Exchange Commission	sectors, especially health care, lagged the most. The financial
(“SEC”) permits RIM to engage or terminate a money manager	services sector lagged the benchmark, especially driven by banks.
at any time, subject to approval by the Fund’s Board, without a	The Fund’s moderate overweights to health care and consumer
shareholder vote. Pursuant to the terms of the exemptive order,	discretionary detracted modestly.
the Fund is required to notify its shareholders within 90 days of
when a money manager begins providing services. As of October	In terms of factor returns, value and quality outperformed the
31, 2016, the Fund had five money managers.	most, growth underperformed and stocks with higher medium-
term momentum underperformed. Stocks with lower volatility
What is the Fund’s investment objective?	outperformed broadly in global developed large cap markets. The
The Fund seeks to provide long-term capital growth.	Fund’s overweight to value was broadly favorable for the period.

How did the Fund perform relative to its benchmark for the	How did the investment strategies and techniques employed
fiscal year ended October 31, 2016?	by the Fund and its money managers affect its benchmark-
For the fiscal year ended October 31, 2016, the Fund’s Class	relative performance?
A, Class C, Class E, Class S and Class Y Shares gained 1.02%,	The Fund performed in line with its benchmark for the one year
0.24%, 1.04%, 1.26% and 1.50%, respectively. This is compared	period ending October 31, 2016, with some of the Fund’s share
to the Fund’s benchmark, the Russell Developed Large Cap®	classes outperforming and some of the Fund’s share classes
Index (Net), which gained 1.17% during the same period. The	underperforming the Fund’s benchmark. The Fund’s overweight
Fund’s performance includes operating expenses, whereas index	to value based on RIM’s strategic beliefs was favorable during the
returns are unmanaged and do not include expenses of any kind.	period. Stock selection was strong during the period, especially in
For the fiscal year ended October 31, 2016, the Morningstar®	the United Kingdom and the United States. The Fund’s moderate
World Stock Category, a group of funds that Morningstar considers	overweights to health care and consumer discretionary detracted
to have investment strategies similar to those of the Fund, gained	modestly. The Fund’s overweights to Europe ex-U.K. and Japan
1.00%.This result serves as a peer comparison and is expressed	detracted, partially offset by a favorable overweight to emerging
net of operating expenses.	markets.
The Fund employs discretionary money managers. The Fund’s
How did the market conditions described in the Market	discretionary money managers select the individual portfolio
Summary report affect the Fund’s performance?	securities for the assets assigned to them. Fund assets not
In the first half of the fiscal year ended October 31, 2016, the U.S.	allocated to discretionary money managers include the Fund’s
Federal Reserve (“the Fed”) lifted the interest rate by 25 basis	liquidity reserves and assets which may be managed directly by
points to 0.5% in December 2015, the first time since financial	RIM to effect the Fund’s investment strategies and/or to actively
crisis. The European Central Bank (“ECB”) and Bank of Japan	manage the Fund’s overall exposures by investing in securities or
(“BoJ”) maintained a dovish stance, as the ECB introduced new	other instruments that RIM believes will achieve the desired risk/
accommodative stimulus measures in an effort to boost Eurozone	return profile for the Fund.
inflation and the BoJ strengthened the stimulus program by moving
the deposit rate into negative territory. In the second half of the	With respect to certain of the Fund’s money managers, Wellington
fiscal year, market attention became increasingly fixated upon	Management Company, LLP was the best performing manager
the U.K., culminating in the U.K. exiting the European Union on	for the period and outperformed the Fund’s benchmark. Strong
June 23rd’s referendum result, severing a 43-year membership,	stock selection in consumer discretionary and technology stocks
which spurred significant market volatility. Emerging markets	was one of the key drivers of outperformance. In addition, the
gained traction in the second half of the fiscal year with better	manager’s underweight to Europe ex-U.K. and overweight to
than expected economic data from China and other emerging	Asia ex-Japan were favorable and an overweight to quality (low
markets. The Fed lowered the expected pace of rate hikes to a	leverage) was beneficial.
one hike scenario as the most likely case for the remainder of	Sanders Capital, LLC (“Sanders”) faced the strongest headwinds
2016.Asia ex-Japan and Canada were the stand out markets over	during the period and underperformed the Fund’s benchmark.

198 Russell Global Equity Fund

Russell Investment Company
Russell Global Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The manager’s overweight to health care and financials detracted	Describe any changes to the Fund’s structure or the money
significantly. This was partially offset by strong stock selection	manager line-up.
in technology and health care and an underweight to Europe ex-	The Fund’s allocation to the multi-factor positioning strategy was
U.K., which were favorable.	increased modestly during the year.
RIM manages a multi-factor positioning strategy that aims to
increase the Fund’s value exposure while moderating volatility	Money Managers as of October 31,
exposure and expressing RIM’s total preferred positioning across	2016	Styles
multiple factors and sectors. The strategy uses the output from a	Harris Associates L.P.	Value
	MFS Institutional Advisors Inc.	Market Oriented
quantitative model to purchase a stock portfolio expressing these	Polaris Capital Management, LLC	Value
views. The positioning strategy’s benchmark-relative performance	Sanders Capital, LLC	Value
was modestly negative for the period, as the strategy’s overweight	Wellington Management Company, LLP	Growth
to momentum detracted.	The views expressed in this report reflect those of the
In addition, RIM utilized equity futures and currency forward	portfolio managers only through the end of the period
contracts in order to position the portfolio to meet RIM’s overall	covered by the report. These views do not necessarily
preferred positioning with respect to country and currency	represent the views of RIM or any other person in RIM or
exposures. This strategy detracted modestly during the fiscal year	any other affiliated organization. These views are subject
ended October 31, 2016.	to change at any time based upon market conditions or
other events, and RIM disclaims any responsibility to
During the period, RIM equitized the Fund’s cash using index	update the views contained herein. These views should not
futures contracts to provide the Fund with full market exposure.	be relied on as investment advice and, because investment
This did not have a significant impact on the Fund’s performance	decisions for a Russell Investment Company (“RIC”) Fund
for the period.	are based on numerous factors, should not be relied on as
an indication of investment decisions of any RIC Fund.

* Assumes initial investment on February 28, 2007.

** Russell Developed Large Cap® Index Net is an index which offers investors access to the large-cap segment of the developed equity universe. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment of this market and is completely reconstituted annually to accurately reflect the changes in the market over time.

*** The Global Equity Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The Global Equity Linked Benchmark represents the returns of the MSCI World Index (net of tax on dividends from foreign holdings) through December 31, 2010 and the returns of the Russell Developed Large Cap® Index (net of tax on dividends from foreign holdings) thereafter.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class Y Shares on September 29, 2008.  The returns shown for Class Y Shares prior to that date are the returns of the Fund’s Class S
Shares. Class Y Shares will have substantially similar returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

Russell Global Equity Fund 199

Russell Investment Company
Russell Global Equity Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.
purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including distribution (12b-1) and/or service fees and other			Performance (5%
Fund expenses. The Example is intended to help you understand		Actual	return before
your ongoing costs (in dollars) of investing in the Fund and to	Class A	Performance	expenses)
Beginning Account Value
compare these costs with the ongoing costs of investing in other	May 1, 2016	$1,000.00	$1,000.00
mutual funds. The Example is based on an investment of $1,000	Ending Account Value
invested at the beginning of the period and held for the entire	October 31, 2016	$1,038.10	$1,017.65
period indicated, which for this Fund is from May 1, 2016 to	Expenses Paid During Period*	$7.63	$7.56
October 31, 2016.	* Expenses are equal to the Fund's annualized expense ratio of 1.49%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
The information in the table under the heading “Actual	year period).
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,			Hypothetical
Performance (5%
together with the amount you invested, to estimate the expenses		Actual	return before
that you paid over the period. Simply divide your account value by	Class C	Performance	expenses)
$1,000 (for example, an $8,600 account value divided by $1,000	Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
in the row entitled “Expenses Paid During Period” to estimate	October 31, 2016	$1,033.40	$1,013.88
the expenses you paid on your account during this period.	Expenses Paid During Period*	$11.45	$11.34

Hypothetical Example for Comparison Purposes	* Expenses are equal to the Fund's annualized expense ratio of 2.24%
The information in the table under the heading “Hypothetical	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half
Performance (5% return before expenses)” provides information	year period).
about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of			Hypothetical
return of 5% per year before expenses, which is not the Fund’s			Performance (5%
		Actual	return before
actual return. The hypothetical account values and expenses	Class E	Performance	expenses)
may not be used to estimate the actual ending account balance or	Beginning Account Value
expenses you paid for the period. You may use this information	May 1, 2016	$1,000.00	$1,000.00
to compare the ongoing costs of investing in the Fund and other	Ending Account Value
	October 31, 2016	$1,038.00	$1,017.65
funds. To do so, compare this 5% hypothetical example with the	Expenses Paid During Period*	$7.63	$7.56
5% hypothetical examples that appear in the shareholder reports
of other funds.	* Expenses are equal to the Fund's annualized expense ratio of 1.49%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

200 Russell Global Equity Fund

Russell Investment Company
Russell Global Equity Fund

Shareholder Expense Example, continued — October 31, 2016 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,039.00	$1,018.90
Expenses Paid During Period*	$6.36	$6.29

* Expenses are equal to the Fund's annualized expense ratio of 1.24%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,040.90	$1,019.91
Expenses Paid During Period*	$5.34	$5.28

* Expenses are equal to the Fund's annualized expense ratio of 1.04%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Russell Global Equity Fund 201

Russell Investment Company
Russell Global Equity Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Common Stocks - 95.8%			China - 0.7%
Australia - 0.5%			Alibaba Group Holding, Ltd. - ADR(Æ)	93,408	9,499
AGL Energy, Ltd.	11,493	167	China Hongxing Sports, Ltd.(Å)(Æ)	6,320,000	—
APA Group	14,694	89	Tencent Holdings, Ltd.	286,600	7,589
AusNet Services(Æ)	531,567	605			17,088
Australia & New Zealand Banking
Group, Ltd. - ADR	60,937	1,288	Denmark - 0.4%
Caltex Australia, Ltd.	11,262	262	Pandora A/S	64,613	8,407
CSL, Ltd.	14,529	1,108
Scentre Group(ö)	321,043	1,025	Finland - 0.8%
Telstra Corp., Ltd.	187,122	708	Caverion Corp.(Ñ)	189,245	1,361
Washington H Soul Pattinson & Co., Ltd.	67,491	816	Kone OYJ Class B	131,846	6,066
Woodside Petroleum, Ltd.	58,771	1,259	Konecranes OYJ(Ñ)	184,789	6,296
WorleyParsons, Ltd.(Æ)	751,300	4,793	Neste OYJ	56,447	2,433
		12,120	YIT OYJ	321,800	2,680
					18,836
Austria - 0.3%
Andritz AG	124,700	6,520	France - 4.6%
			BNP Paribas SA	597,842	34,722
Belgium - 0.6%			Christian Dior SE	30,968	5,979
Groupe Bruxelles Lambert SA	5,535	476	Cie Generale des Etablissements
Solvay SA	61,495	7,053	Michelin Class B	65,500	7,090
UCB SA	88,938	6,013	Danone SA	204,569	14,155
		13,542	Engie SA	86,822	1,253
			Eurazeo SA	10,635	612
Bermuda - 0.2%			Imerys SA	88,389	6,151
Assured Guaranty, Ltd.	156,600	4,681	Ipsos SA	81,276	2,657
Axis Capital Holdings, Ltd.	8,300	473	Legrand SA - ADR	102,876	5,809
Endurance Specialty Holdings, Ltd.	3,400	312	LVMH Moet Hennessy Louis Vuitton
Hiscox, Ltd.	21,591	270	SE - ADR	56,150	10,213
		5,736	PPR SA	31,679	7,033
			Renault SA	55,816	4,854
Brazil - 1.1%			Sanofi - ADR	19,523	1,519
BM&FBovespa SA - Bolsa de Valores			Suez Environnement Co.	32,526	515
Mercadorias e Futuros(Æ)	1,166,200	6,869	Total SA	116,913	5,595
BR Malls Participacoes SA(Æ)	1,620,500	6,488	Veolia Environnement SA	111,777	2,441
Itau Unibanco Holding SA - ADR	569,694	6,796			110,598
Kroton Educacional SA	1,207,000	6,012
		26,165	Germany - 4.7%
			Allianz SE	121,055	18,867
Canada - 1.5%			BASF SE	64,552	5,692
Bank of Montreal	83,266	5,299	Bayer AG	78,503	7,781
BCE, Inc.(Ñ)	31,000	1,408	Daimler AG	217,400	15,490
Brookfield Canada Office Properties(ö)	9,602	190	Deutsche Lufthansa AG	220,273	2,816
Canadian Imperial Bank of Commerce	20,300	1,521	Deutsche Telekom AG	374,587	6,104
Canadian National Railway Co.	146,951	9,239	DMG Mori AG	29,614	1,354
Emera, Inc.	23,600	823	Freenet AG	162,700	4,663
Enbridge, Inc.	13,314	575	Hannover Rueck SE	51,479	5,737
Fortis, Inc.	4,659	153	Lanxess AG	104,992	6,720
Imperial Oil, Ltd.(Ñ)	95,526	3,098	Linde AG	78,879	13,013
Intact Financial Corp.	11,100	755	MAN SE	46,240	4,730
Methanex Corp.	134,200	4,878	Muenchener Rueckversicherungs-
Royal Bank of Canada - GDR	12,700	794	Gesellschaft AG in Muenchen	37,958	7,356
Suncor Energy, Inc.	49,000	1,470	Rhoen Klinikum AG	32,162	895
Toronto Dominion Bank	68,958	3,129	Symrise AG	94,420	6,484
TransCanada Corp.	61,147	2,768	Zalando SE(Æ)(Þ)	84,852	3,725
		36,100			111,427

Cayman Islands - 0.7%			Hong Kong - 0.6%
Baidu, Inc. - ADR(Æ)	95,086	16,817	Cathay Pacific Airways, Ltd.(Ñ)	1,393,100	1,835

See accompanying notes which are an integral part of the financial statements.

202 Russell Global Equity Fund

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Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Cheung Kong Infrastructure Holdings,			JX Holdings, Inc.	1,361,100	5,377
Ltd.	45,000	368	KDDI Corp.	216,800	6,593
China Resources Power Holdings Co.,			Mitsui & Co., Ltd.	141,900	1,970
Ltd.	1,399,900	2,374	Mizuho Financial Group, Inc.	1,717,100	2,895
CLP Holdings, Ltd.	82,500	839	Nagoya Railroad Co., Ltd.	286,000	1,510
Guoco Group, Ltd.	10,000	112	Nexon Co., Ltd.	299,000	5,091
Hang Seng Bank, Ltd.	148,100	2,671	Nikon Corp.	185,600	2,805
New World Development Co., Ltd.	1,760,000	2,194	Nippon Prologis, Inc.(ö)	126	285
Power Assets Holdings, Ltd.	196,500	1,847	NTT DOCOMO, Inc.	99,300	2,500
Swire Pacific, Ltd. Class A	34,500	359	Ono Pharmaceutical Co., Ltd.	222,300	5,654
Swire Pacific, Ltd. Class B	37,500	70	Orix JREIT, Inc.(ö)	1,739	2,978
Wheelock & Co., Ltd.	294,000	1,814	Recruit Holdings Co., Ltd.	44,500	1,790
		14,483	Showa Denko KK	477,800	6,317
			Sojitz Corp.	33,100	87
India - 0.5%			Sumco Corp.	198,600	2,087
Bharti Infratel, Ltd.	1,379,063	7,154	Sumitomo Mitsui Financial Group, Inc.	435,600	15,142
Infosys, Ltd. - ADR	295,800	4,514	Taisei Corp.	101,000	758
		11,668	Terumo Corp.	19,200	744
			Tohoku Electric Power Co., Inc.	251,500	3,078
Indonesia - 0.2%			Tokyo Electric Power Co. Holdings, Inc.
Bank Central Asia Tbk PT	3,416,500	4,059	(Æ)	564,000	2,191
			TonenGeneral Sekiyu KK	106,000	1,046
Ireland - 2.0%			Toppan Printing Co., Ltd.	56,000	527
Accenture PLC Class A	137,820	16,020	Toyota Motor Corp.	287,200	16,590
Greencore Group PLC Class A	1,231,145	4,964	United Urban Investment Corp.(ö)	422	712
Medtronic PLC	317,685	26,057			148,143
		47,041
			Luxembourg - 0.0%
Israel - 0.6%			Tenaris SA	10,982	155
Check Point Software Technologies, Ltd.
(Æ)	42,970	3,634	Mexico - 0.4%
Delek Energy Systems, Ltd.(Æ)	498	258	Grupo Televisa SAB - ADR	368,400	9,037
Mobileye NV(Æ)	186,672	6,940
Teva Pharmaceutical Industries, Ltd.			Netherlands - 1.3%
- ADR	90,600	3,872	Akzo Nobel NV	77,326	4,993
Teva Pharmaceutical Industries, Ltd.	12,191	520	Heineken NV	83,729	6,893
		15,224	Koninklijke Philips NV	275,507	8,297
			Koninklijke Vopak NV	27,798	1,403
Italy - 0.4%			NXP Semiconductors NV(Æ)	27,506	2,751
Enel SpA	1,015,598	4,363	Royal Dutch Shell PLC Class A	183,388	4,569
ENI SpA - ADR	68,802	995	Royal Dutch Shell PLC Class B	74,508	1,923
Parmalat SpA	236,380	625			30,829
Snam Rete Gas SpA	161,453	852
Trevi Finanziaria Industriale SpA(Æ)(Ñ)	1,489,405	2,194	New Zealand - 0.1%
		9,029	Contact Energy, Ltd.	65,564	223
			Mercury NZ, Ltd.	789,359	1,722
Japan - 6.2%			Ryman Healthcare, Ltd.	203,485	1,292
Aozora Bank, Ltd.	1,445,000	4,780			3,237
Asahi Group Holdings, Ltd.	177,500	6,342
Canon, Inc.	136,900	3,931	Norway - 0.7%
Chubu Electric Power Co., Inc.	99,800	1,468	DNB ASA	416,398	6,019
Daito Trust Construction Co., Ltd.	19,400	3,249	SpareBank 1 SR-Bank ASA	881,252	5,258
Daiwa House Industry Co., Ltd.	24,200	665	Yara International ASA	145,300	5,132
Daiwa Securities Group, Inc.	1,809,000	10,803			16,409
Eisai Co., Ltd.	111,600	7,118
FamilyMart UNY Holdings Co., Ltd.	58,800	3,689	Portugal - 0.2%
Honda Motor Co., Ltd.	324,100	9,696	Banco BPI SA Class G(Æ)	423,312	525
Idemitsu Kosan Co., Ltd.	63,200	1,459	Energias de Portugal SA	1,079,453	3,566
Japan Post Holdings Co., Ltd.	58,800	749			4,091
Japan Retail Fund Investment Corp.(ö)	1,581	3,591
Japan Tobacco, Inc.	49,300	1,876

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund 203

Russell Investment Company
Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Puerto Rico - 0.3%			Tung Thih Electronic Co., Ltd.	288,000	4,217
Popular, Inc.	197,400	7,166			27,023

Russia - 0.4%			Thailand - 0.5%
Sberbank of Russia PJSC - ADR	363,500	3,442	Siam Commercial Bank PCL (The)	1,631,500	6,676
Yandex NV Class A(Æ)	274,470	5,404	Thai Oil PCL	2,933,700	5,866
		8,846			12,542

Singapore - 0.3%			United Kingdom - 7.2%
DBS Group Holdings, Ltd.	198,400	2,134	Aon PLC	90,317	10,010
United Overseas Bank, Ltd.	401,400	5,412	AstraZeneca PLC	122,769	6,885
		7,546	Barclays PLC	6,251,799	14,500
			Barratt Developments PLC	1,048,125	5,809
South Korea - 2.3%			BBA Aviation PLC	1,554,688	4,917
BNK Financial Group, Inc.	262,703	2,131	Bellway PLC	223,088	6,448
Kia Motors Corp.	165,800	5,887	BHP Billiton PLC - ADR	189,400	5,727
LG Household & Health Care, Ltd.	9,279	6,649	BP PLC	2,920,732	17,248
Samsung Biologics Co., Ltd.(Æ)	1,180	140	British American Tobacco PLC	55,241	3,171
Samsung Electronics Co., Ltd.	26,372	37,608	Bunzl PLC	6,005	161
Shinhan Financial Group Co., Ltd.	69,079	2,658	CNH Industrial NV(Ñ)	2,201,000	17,074
		55,073	Delphi Automotive PLC	163,500	10,639
			Diageo PLC	629,666	16,764
Spain - 0.3%			Experian PLC	244,000	4,685
Endesa SA - ADR	25,849	549	GlaxoSmithKline PLC - ADR	60,901	1,204
Iberdrola SA	390,754	2,662	HSBC Holdings PLC	367,698	2,766
Red Electrica Corp. SA	169,996	3,542	Imperial Tobacco Group PLC	90,351	4,367
		6,753	Just Eat PLC(Æ)	1,259,375	8,660
			National Grid PLC	49,708	647
Sweden - 1.0%			Persimmon PLC Class A	297,534	6,155
Atlas Copco AB Class B	101,300	2,645	Reckitt Benckiser Group PLC	123,460	11,040
Duni AB	260,200	3,463	RELX PLC	46,282	826
Investor AB Class B	161,390	5,729	Shaftesbury PLC(ö)	128,793	1,445
Loomis AB Class B	163,260	4,642	Standard Chartered PLC(Æ)	533,242	4,638
Meda AB Class A	99,386	1,717	Taylor Wimpey PLC	3,393,992	5,872
Svenska Handelsbanken AB Class A	436,287	5,943	Unilever PLC	4,494	188
		24,139	Vodafone Group PLC	386,027	1,060
					172,906
Switzerland - 5.5%
Allreal Holding AG(Æ)	7,939	1,169	United States - 47.4%
Basler Kantonalbank	7,914	536	3M Co.	61,207	10,118
Berner Kantonalbank AG	428	78	Abiomed, Inc.(Æ)	38,500	4,042
Chubb, Ltd.	35,150	4,464	Advance Auto Parts, Inc.	1,190	167
Cie Financiere Richemont SA	227,776	14,642	AdvanSix, Inc.(Æ)	1,084	17
Credit Suisse Group AG(Æ)	1,216,449	16,955	Aflac, Inc.	12,100	833
Glencore PLC(Æ)	6,040,600	18,409	Align Technology, Inc.(Æ)	83,977	7,215
Julius Baer Group, Ltd.(Æ)	324,132	13,116	Allergan PLC(Æ)	33,656	7,032
Kuehne & Nagel International AG	46,895	6,353	ALLETE, Inc.	104,800	6,423
LafargeHolcim, Ltd.(Æ)	184,375	9,837	Allstate Corp. (The)	61,995	4,210
Luzerner Kantonalbank AG(Æ)	201	78	Alphabet, Inc. Class A(Æ)	20,224	16,379
Nestle SA	201,381	14,596	Alphabet, Inc. Class C(Æ)	9,507	7,459
Novartis AG	107,464	7,632	Altria Group, Inc.	48,400	3,200
Roche Holding AG	66,193	15,190	Amazon.com, Inc.(Æ)	16,924	13,367
Sonova Holding AG	3,986	534	American Electric Power Co., Inc.	25,300	1,640
Swiss Prime Site AG Class A(Æ)	10,112	838	American International Group, Inc.	271,411	16,746
Swiss Re AG	44,721	4,151	American Tower Corp.(ö)	54,314	6,365
Syngenta AG	5,262	2,113	Ameris Bancorp	211,320	7,671
		130,691	Annaly Capital Management, Inc.(ö)	222,244	2,302
			Anthem, Inc.	115,000	14,014
Taiwan - 1.1%			Apple, Inc.	248,954	28,266
Taiwan Semiconductor Manufacturing			Applied Materials, Inc.	18,100	526
Co., Ltd. - ADR	733,300	22,806	AT&T, Inc.	161,224	5,931

See accompanying notes which are an integral part of the financial statements.

204 Russell Global Equity Fund

Russell Investment Company
Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Athenahealth, Inc.(Æ)(Ñ)	51,977	5,370	HP, Inc.	191,800	2,779
Avnet, Inc.	135,200	5,672	Hyatt Hotels Corp. Class A(Æ)(Ñ)	24,300	1,234
Baker Hughes, Inc.	160,275	8,879	IHS Markit, Ltd.(Æ)	221,990	8,167
Bank of America Corp.	1,070,000	17,655	Independent Bank Corp.	144,292	7,958
Baxter International, Inc.	49,200	2,341	Intel Corp.	412,100	14,370
Bed Bath & Beyond, Inc.	43,500	1,758	International Bancshares Corp.	201,918	6,229
Berkshire Hathaway, Inc. Class B(Æ)	41,476	5,985	International Business Machines Corp.	13,000	1,998
BlackRock, Inc. Class A	12,205	4,165	International Game Technology PLC	336,316	9,659
Bristol-Myers Squibb Co.	213,007	10,844	JM Smucker Co. (The)	47,200	6,198
Brookline Bancorp, Inc.	352,276	4,509	Johnson & Johnson	191,896	22,258
Cabot Oil & Gas Corp.	453,200	9,463	JPMorgan Chase & Co.	613,534	42,493
CalAtlantic Group, Inc.	108,384	3,503	Lennar Corp. Class A	214,400	8,938
Capital One Financial Corp.	78,900	5,842	Linear Technology Corp.	5,117	307
Carter's, Inc.	57,000	4,921	Lockheed Martin Corp.	20,615	5,079
Caterpillar, Inc.	100,100	8,354	Marathon Petroleum Corp.	109,200	4,760
Charter Communications, Inc. Class			Mastercard, Inc. Class A	17,500	1,873
A(Æ)	27,357	6,836	McCormick & Co., Inc.	421	40
Chevron Corp.	63,220	6,622	McDonald's Corp.	17,800	2,004
Cigna Corp.	105,200	12,501	Merck & Co., Inc.	259,301	15,226
Cincinnati Financial Corp.	12,200	864	Meritage Homes Corp.(Æ)	76,200	2,358
Cisco Systems, Inc.	35,945	1,103	MetLife, Inc.	122,600	5,757
Citigroup, Inc.	385,100	18,928	Microsoft Corp.	574,999	34,454
Clorox Co. (The)	36,689	4,403	Middleby Corp.(Æ)	69,108	7,748
Coca-Cola Co. (The)	57,500	2,438	Monster Beverage Corp.(Æ)	52,152	7,528
Colgate-Palmolive Co.	53,102	3,789	MSC Industrial Direct Co., Inc. Class A	24,794	1,805
Comcast Corp. Class A	16,350	1,011	Mylan NV(Æ)	109,684	4,004
Corning, Inc.	20,000	454	Netflix, Inc.(Æ)	111,417	13,913
CoStar Group, Inc.(Æ)	32,849	6,147	Newfield Exploration Co.(Æ)	111,707	4,534
Costco Wholesale Corp.	54,721	8,092	NextEra Energy, Inc.	52,000	6,656
Coty, Inc. Class A(Æ)	65,573	1,508	Northrop Grumman Corp.	19,722	4,516
Cummins, Inc.	73,300	9,369	NVIDIA Corp.	14,177	1,009
CVS Health Corp.	32,809	2,759	Occidental Petroleum Corp.	40,780	2,973
Darden Restaurants, Inc.	29,218	1,893	Oracle Corp.	212,016	8,146
DexCom, Inc.(Æ)	118,526	9,274	Panera Bread Co. Class A(Æ)(Ñ)	19,511	3,722
Diamondback Energy, Inc.(Æ)	20,632	1,884	Parsley Energy, Inc. Class A(Æ)	40,298	1,326
Dime Community Bancshares, Inc.	246,600	3,995	PepsiCo, Inc.	51,173	5,486
Domino's Pizza, Inc.	5,865	993	Pfizer, Inc.	443,841	14,074
DR Horton, Inc.	553,600	15,960	PG&E Corp.	25,196	1,565
Dr Pepper Snapple Group, Inc.	10,800	948	Phillips 66	58,947	4,784
Duke Energy Corp.	17,400	1,392	Pioneer Natural Resources Co.	40,141	7,186
Edwards Lifesciences Corp.(Æ)	88,685	8,445	Platform Specialty Products Corp.(Æ)(Ñ)	637,777	4,649
Estee Lauder Cos., Inc. (The) Class A	11,826	1,030	Praxair, Inc.	56,800	6,649
Expedia, Inc.	81,674	10,555	Priceline Group, Inc. (The)(Æ)	6,167	9,092
Exxon Mobil Corp.	111,827	9,317	Procter & Gamble Co. (The)	80,567	6,993
Facebook, Inc. Class A(Æ)	179,671	23,535	Progressive Corp. (The)	47,300	1,490
FairPoint Communications, Inc.(Æ)	130,248	2,032	Pure Storage, Inc. Class A(Æ)(Ñ)	7,786	96
Fifth Third Bancorp	218,700	4,759	Quest Diagnostics, Inc.	80,300	6,540
Foot Locker, Inc.	7,417	495	Range Resources Corp.	345,400	11,671
Franklin Resources, Inc.	155,800	5,244	Raytheon Co.	14,400	1,967
Frontier Communications Corp.(Ñ)	1,006,300	4,045	Regal Entertainment Group Class A(Ñ)	138,585	2,981
General Dynamics Corp.	51,400	7,748	Regeneron Pharmaceuticals, Inc.(Æ)	15,403	5,314
General Electric Co.	243,485	7,085	Rite Aid Corp.(Æ)	140,049	940
General Motors Co.	435,300	13,756	Samsonite International SA	1,707,800	5,372
Gilead Sciences, Inc.	18,467	1,360	Schlumberger, Ltd.	41,926	3,280
Goldman Sachs Group, Inc. (The)	51,500	9,179	ServiceNow, Inc.(Æ)	100,268	8,815
Hartford Financial Services Group, Inc.	18,800	829	Southern Co. (The)	38,500	1,985
HCA Holdings, Inc.(Æ)	66,100	5,059	Southwest Bancorp, Inc.	172,800	3,223
Hewlett Packard Enterprise Co.	191,800	4,310	Spectra Energy Corp.	27,570	1,153
Home Depot, Inc. (The)	24,100	2,940	SS&C Technologies Holdings, Inc.	272,616	8,705
Honeywell International, Inc.	126,646	13,891	St. Jude Medical, Inc.	18,200	1,417

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund 205

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Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal		Fair	Principal	Fair
	Amount ($)		Value	Amount ($)	Value
	or Shares		$	or Shares	$
State Street Corp.	152,464		10,705	Total Other Securities
Symantec Corp.	77,789		1,947	(cost $34,570)	34,570
Synchrony Financial	75,278		2,152
Tesoro Corp.	22,302		1,895
Thermo Fisher Scientific, Inc.	95,358		14,021	Total Investments 100.8%
Tiffany & Co.(Ñ)	43,739		3,211	(identified cost $2,040,327)	2,404,865
Time Warner, Inc.	127,773		11,371
Travelers Cos., Inc. (The)	15,500		1,677	Other Assets and Liabilities, Net
Tyson Foods, Inc. Class A	1,128		80	-(0.8%)	(19,548)
Ultimate Software Group, Inc.(Æ)	2,400		506
United Parcel Service, Inc. Class B	112,090		12,079	Net Assets - 100.0%	2,385,317
United Technologies Corp.	6,182		632
UnitedHealth Group, Inc.	154,500		21,836
Valero Energy Corp.	94,659		5,608
Verizon Communications, Inc.	136,234		6,553
Visa, Inc. Class A	251,874		20,782
Visteon Corp.	26,603		1,878
VMware, Inc. Class A(Æ)	14,950		1,175
Wal-Mart Stores, Inc.	41,800		2,927
Walt Disney Co. (The)	137,327		12,729
Waters Corp.(Æ)	56,074		7,802
Wayfair, Inc. Class A(Æ)(Ñ)	158,414		5,280
Web.com Group, Inc.(Æ)	322,000		5,184
Webster Financial Corp.	159,300		6,436
Wells Fargo & Co.	292,148		13,442
WESCO International, Inc.(Æ)	127,200		6,894
Western Union Co. (The)	302,200		6,065
Workday, Inc. Class A(Æ)	133,809		11,599
Xcel Energy, Inc.	9,457		393
Xerox Corp.	503,600		4,920
Zimmer Biomet Holdings, Inc.	101,427		10,690
			1,131,876

Virgin Islands, British - 0.2%
Nomad Foods, Ltd.(Æ)	329,242		4,046

Total Common Stocks
(cost $1,920,831)			2,285,368

Preferred Stocks - 0.0%
Germany - 0.0%
Man SE	2,441		247

Total Preferred Stocks
(cost $257)			247

Short-Term Investments - 3.6%
United States - 3.6%
Russell U.S. Cash Management Fund	64,973,242	(8)	64,986
United States Treasury Bills
0.113% due 11/10/16 (~)(§)	6,400		6,400
0.265% due 01/05/17 (~)(§)	13,300		13,294
			84,680
Total Short-Term Investments
(cost $84,669)			84,680

Other Securities - 1.4%
Russell U.S. Cash Collateral Fund(×)	34,570,117	(8)	34,570

See accompanying notes which are an integral part of the financial statements.

206 Russell Global Equity Fund

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Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2016

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

			Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition		Amount ($)	Unit	(000)	(000)
Securities	Date		or shares	$	$	$
0.0%
China Hongxing Sports, Ltd.	08/27/10	SGD	6,320,000	0.12	764	—
						—
For a description of restricted securities see note 8 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
							Unrealized
							Appreciation
		Number of		Notional		Expiration	(Depreciation)
		Contracts		Amount		Date	$
Long Positions
CAC40 Euro Index Futures			16	EUR	721	11/16	(2)
DAX Index Futures			2	EUR	534	12/16	(1)
Euro STOXX 50 Index Futures			12	EUR	366	12/16	(3)
FTSE 100 Index Futures			7	GBP	485	12/16	(3)
Hang Seng Index Futures			2	HKD	2,291	11/16	(2)
OMXS30 Index Futures			8	SEK	1,156	11/16	(1)
S&P 500 E-Mini Index Futures			557	USD	59,045	12/16	(569)
S&P Mid 400 E-Mini Index Futures			3	USD	452	12/16	4
S&P/TSX 60 Index Futures			3	CAD	520	12/16	(2)
SPI 200 Index Futures			4	AUD	529	12/16	(1)
TOPIX Index Futures			643	JPY	8,969,850	12/16	3,595
Short Positions
Euro STOXX 50 Index Futures			891	EUR	27,202	12/16	(657)
FTSE 100 Index Futures			677	GBP	46,910	12/16	(2,134)
Hang Seng Index Futures			81	HKD	92,765	11/16	263
MSCI Emerging Markets Mini Index Futures			851	USD	38,444	12/16	71
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							558

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty		Sold		Bought		Settlement Date	$
Bank of America	USD	76		AUD	100	12/21/16	—
Bank of America	USD	76		AUD	100	12/21/16	—
Bank of America	USD	110		AUD	144	12/21/16	(1)
Bank of America	USD	150		AUD	200	12/21/16	2
Bank of America	USD	208		AUD	275	12/21/16	1
Bank of America	USD	76		CAD	100	12/21/16	(1)
Bank of America	USD	95		CAD	125	12/21/16	(2)
Bank of America	USD	152		CAD	200	12/21/16	(2)
Bank of America	USD	284		CAD	375	12/21/16	(4)
Bank of America	USD	365		CAD	479	12/21/16	(8)
Bank of America	USD	4,697		CAD	6,200	12/21/16	(73)
Bank of America	USD	152		DKK	1,000	12/21/16	(4)
Bank of America	USD	339		EUR	300	12/21/16	(9)
Bank of America	USD	478		EUR	425	12/21/16	(10)
Bank of America	USD	497		EUR	450	12/21/16	(2)
Bank of America	USD	561		EUR	500	12/21/16	(11)
Bank of America	USD	1,341		EUR	1,200	12/21/16	(21)
Bank of America	USD	4,515		EUR	4,000	12/21/16	(114)

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund 207

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Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	11,411	EUR	10,136	12/21/16	(260)
Bank of America	USD	14,689	EUR	13,000	12/21/16	(386)
Bank of America	USD	191	GBP	150	12/21/16	(8)
Bank of America	USD	245	GBP	200	12/21/16	—
Bank of America	USD	326	GBP	250	12/21/16	(20)
Bank of America	USD	467	GBP	363	12/21/16	(23)
Bank of America	USD	505	GBP	400	12/21/16	(15)
Bank of America	USD	780	GBP	600	12/21/16	(45)
Bank of America	USD	1,954	GBP	1,500	12/21/16	(116)
Bank of America	USD	2,598	GBP	2,000	12/21/16	(147)
Bank of America	USD	45	HKD	350	12/21/16	—
Bank of America	USD	49	HKD	382	12/21/16	—
Bank of America	USD	52	HKD	400	12/21/16	—
Bank of America	USD	65	HKD	500	12/21/16	—
Bank of America	USD	129	HKD	1,000	12/21/16	—
Bank of America	USD	387	HKD	3,000	12/21/16	—
Bank of America	USD	645	HKD	5,000	12/21/16	—
Bank of America	USD	11,616	HKD	90,000	12/21/16	(8)
Bank of America	USD	242	JPY	25,000	12/21/16	(3)
Bank of America	USD	289	JPY	30,000	12/21/16	(2)
Bank of America	USD	294	JPY	30,000	12/21/16	(8)
Bank of America	USD	296	JPY	30,000	12/21/16	(9)
Bank of America	USD	590	JPY	60,000	12/21/16	(16)
Bank of America	USD	674	JPY	70,000	12/21/16	(6)
Bank of America	USD	971	JPY	100,000	12/21/16	(15)
Bank of America	USD	2,470	JPY	250,000	12/21/16	(81)
Bank of America	USD	4,402	JPY	440,000	12/21/16	(198)
Bank of America	USD	5,752	JPY	600,000	12/21/16	(19)
Bank of America	USD	7,667	JPY	776,323	12/21/16	(250)
Bank of America	USD	3,705	NOK	30,000	12/21/16	(74)
Bank of America	USD	35	SEK	300	12/21/16	(2)
Bank of America	USD	57	SEK	500	12/21/16	(1)
Bank of America	USD	93	SEK	800	12/21/16	(4)
Bank of America	USD	1,184	SEK	10,000	12/21/16	(74)
Bank of America	USD	4,825	SEK	41,000	12/21/16	(274)
Bank of America	AUD	100	USD	75	12/21/16	(1)
Bank of America	AUD	100	USD	75	12/21/16	(1)
Bank of America	AUD	100	USD	76	12/21/16	—
Bank of America	AUD	200	USD	152	12/21/16	—
Bank of America	AUD	250	USD	190	12/21/16	—
Bank of America	AUD	500	USD	383	12/21/16	3
Bank of America	CAD	60	USD	45	12/21/16	—
Bank of America	CAD	100	USD	76	12/21/16	1
Bank of America	CAD	100	USD	76	12/21/16	1
Bank of America	CAD	200	USD	152	12/21/16	2
Bank of America	CAD	200	USD	154	12/21/16	4
Bank of America	CAD	300	USD	228	12/21/16	4
Bank of America	CAD	350	USD	261	12/21/16	—
Bank of America	CAD	600	USD	458	12/21/16	10
Bank of America	CAD	7,500	USD	5,603	12/21/16	10
Bank of America	EUR	200	USD	225	12/21/16	5
Bank of America	EUR	200	USD	218	12/21/16	(2)
Bank of America	EUR	300	USD	338	12/21/16	8
Bank of America	EUR	400	USD	451	12/21/16	11
Bank of America	EUR	400	USD	448	12/21/16	8
Bank of America	EUR	500	USD	560	12/21/16	10

See accompanying notes which are an integral part of the financial statements.

208 Russell Global Equity Fund

Russell Investment Company
Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	EUR	600	USD	673	12/21/16	13
Bank of America	EUR	800	USD	902	12/21/16	21
Bank of America	EUR	998	USD	1,124	12/21/16	26
Bank of America	EUR	1,100	USD	1,211	12/21/16	—
Bank of America	EUR	1,600	USD	1,800	12/21/16	40
Bank of America	EUR	2,000	USD	2,184	12/21/16	(16)
Bank of America	EUR	11,000	USD	12,429	12/21/16	328
Bank of America	GBP	100	USD	133	12/21/16	10
Bank of America	GBP	100	USD	122	12/21/16	—
Bank of America	GBP	100	USD	130	12/21/16	7
Bank of America	GBP	150	USD	195	12/21/16	11
Bank of America	GBP	200	USD	261	12/21/16	16
Bank of America	GBP	300	USD	390	12/21/16	22
Bank of America	GBP	400	USD	488	12/21/16	(2)
Bank of America	GBP	500	USD	650	12/21/16	37
Bank of America	GBP	600	USD	772	12/21/16	37
Bank of America	GBP	1,000	USD	1,239	12/21/16	13
Bank of America	GBP	1,000	USD	1,285	12/21/16	60
Bank of America	GBP	2,500	USD	3,309	12/21/16	245
Bank of America	GBP	6,200	USD	7,579	12/21/16	(19)
Bank of America	GBP	7,292	USD	9,389	12/21/16	454
Bank of America	HKD	600	USD	77	12/21/16	—
Bank of America	HKD	800	USD	103	12/21/16	—
Bank of America	HKD	1,000	USD	129	12/21/16	—
Bank of America	HKD	3,000	USD	387	12/21/16	—
Bank of America	HKD	33,413	USD	4,311	12/21/16	2
Bank of America	JPY	36,208	USD	344	11/02/16	(2)
Bank of America	JPY	9,910	USD	98	12/21/16	3
Bank of America	JPY	10,000	USD	99	12/21/16	3
Bank of America	JPY	10,000	USD	96	12/21/16	1
Bank of America	JPY	20,000	USD	198	12/21/16	7
Bank of America	JPY	20,000	USD	196	12/21/16	5
Bank of America	JPY	20,000	USD	196	12/21/16	4
Bank of America	JPY	30,000	USD	296	12/21/16	9
Bank of America	JPY	40,000	USD	397	12/21/16	15
Bank of America	JPY	50,000	USD	481	12/21/16	3
Bank of America	JPY	50,000	USD	499	12/21/16	21
Bank of America	JPY	60,000	USD	574	12/21/16	1
Bank of America	JPY	100,000	USD	981	12/21/16	25
Bank of America	JPY	100,000	USD	987	12/21/16	32
Bank of America	JPY	100,000	USD	959	12/21/16	4
Bank of America	JPY	150,000	USD	1,495	12/21/16	62
Bank of America	JPY	175,000	USD	1,725	12/21/16	53
Bank of America	JPY	187,763	USD	1,854	12/21/16	60
Bank of America	JPY	200,000	USD	1,982	12/21/16	71
Bank of America	JPY	200,000	USD	1,972	12/21/16	61
Bank of America	JPY	400,000	USD	3,983	12/21/16	161
Bank of America	JPY	1,100,000	USD	11,005	12/21/16	495
Bank of America	NOK	40,000	USD	4,833	12/21/16	(9)
Bank of America	SEK	66	USD	8	12/21/16	—
Bank of America	SEK	500	USD	59	12/21/16	3
Bank of America	SEK	800	USD	89	12/21/16	—
Bank of America	SEK	1,400	USD	164	12/21/16	9
Bank of America	SEK	38,000	USD	4,270	12/21/16	52
Bank of New York	AUD	100	USD	77	12/21/16	1
Bank of New York	AUD	300	USD	226	12/21/16	(2)

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund 209

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Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of New York	CAD	60	USD	45	12/21/16	1
Bank of New York	CAD	100	USD	76	12/21/16	2
Bank of New York	CAD	200	USD	153	12/21/16	4
Bank of New York	EUR	200	USD	219	12/21/16	(1)
Bank of New York	EUR	500	USD	550	12/21/16	—
Bank of New York	EUR	800	USD	902	12/21/16	22
Bank of New York	GBP	100	USD	123	12/21/16	—
Bank of New York	GBP	100	USD	123	12/21/16	—
Bank of New York	GBP	400	USD	534	12/21/16	43
Bank of New York	HKD	1,000	USD	129	12/21/16	—
Bank of New York	JPY	10,000	USD	96	12/21/16	1
Bank of New York	JPY	30,000	USD	291	12/21/16	4
Bank of New York	JPY	50,000	USD	493	12/21/16	15
Bank of New York	SEK	800	USD	95	12/21/16	6
BNP Paribas	USD	227	AUD	300	12/21/16	1
BNP Paribas	USD	517	AUD	675	12/21/16	(4)
BNP Paribas	USD	7,149	AUD	9,334	12/21/16	(58)
BNP Paribas	USD	299	CAD	400	12/21/16	(1)
BNP Paribas	USD	566	CAD	732	12/21/16	(21)
BNP Paribas	USD	9,959	CAD	12,868	12/21/16	(362)
BNP Paribas	USD	336	CHF	333	11/02/16	—
BNP Paribas	USD	1,420	EUR	1,300	12/21/16	10
BNP Paribas	USD	4,114	EUR	3,635	12/21/16	(115)
BNP Paribas	USD	609	GBP	500	12/21/16	3
BNP Paribas	USD	1,257	GBP	944	12/21/16	(101)
BNP Paribas	USD	7,979	GBP	5,990	12/21/16	(637)
BNP Paribas	USD	129	HKD	1,000	12/21/16	—
BNP Paribas	USD	343	HKD	2,657	12/21/16	—
BNP Paribas	USD	761	JPY	80,000	12/21/16	3
BNP Paribas	USD	2,789	JPY	282,586	12/21/16	(89)
BNP Paribas	USD	18,519	JPY	1,876,059	12/21/16	(594)
BNP Paribas	USD	111	SEK	1,000	12/21/16	—
BNP Paribas	USD	250	SEK	2,092	12/21/16	(17)
BNP Paribas	CHF	10,778	USD	11,182	12/21/16	259
BNP Paribas	EUR	607	USD	666	11/02/16	(1)
BNP Paribas	EUR	5,301	USD	5,999	12/21/16	167
BNP Paribas	EUR	10,710	USD	12,121	12/21/16	338
BNP Paribas	GBP	7,473	USD	9,954	12/21/16	797
BNP Paribas	JPY	1,068,400	USD	10,546	12/21/16	338
BNP Paribas	NOK	35,136	USD	4,298	12/21/16	45
BNP Paribas	SEK	41,400	USD	4,938	12/21/16	343
Brown Brothers Harriman	USD	152	AUD	200	12/21/16	—
Brown Brothers Harriman	USD	149	CAD	200	12/21/16	—
Brown Brothers Harriman	USD	763	EUR	700	12/21/16	7
Brown Brothers Harriman	USD	789	EUR	700	12/21/16	(19)
Brown Brothers Harriman	USD	292	GBP	239	11/02/16	—
Brown Brothers Harriman	USD	516	GBP	422	11/02/16	1
Brown Brothers Harriman	USD	367	GBP	300	12/21/16	1
Brown Brothers Harriman	USD	64	HKD	500	12/21/16	—
Brown Brothers Harriman	USD	131	JPY	13,740	11/01/16	—
Brown Brothers Harriman	USD	375	JPY	39,365	11/01/16	—
Brown Brothers Harriman	USD	94	JPY	9,914	11/02/16	—
Brown Brothers Harriman	USD	154	JPY	16,193	11/02/16	1
Brown Brothers Harriman	USD	284	JPY	29,923	11/02/16	1
Brown Brothers Harriman	USD	315	JPY	33,140	11/02/16	1
Brown Brothers Harriman	USD	481	JPY	50,000	12/21/16	(3)

See accompanying notes which are an integral part of the financial statements.

210 Russell Global Equity Fund

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Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Brown Brothers Harriman	USD	993	JPY	100,000	12/21/16	(38)
Brown Brothers Harriman	USD	1,065	JPY	110,000	12/21/16	(14)
Brown Brothers Harriman	USD	1,963	JPY	200,000	12/21/16	(51)
Brown Brothers Harriman	USD	22	SEK	200	12/21/16	—
Brown Brothers Harriman	AUD	100	USD	74	12/21/16	(2)
Brown Brothers Harriman	AUD	200	USD	152	12/21/16	1
Brown Brothers Harriman	CAD	100	USD	76	12/21/16	1
Brown Brothers Harriman	CAD	200	USD	151	12/21/16	2
Brown Brothers Harriman	EUR	200	USD	219	12/21/16	(1)
Brown Brothers Harriman	EUR	200	USD	225	12/21/16	5
Brown Brothers Harriman	EUR	1,000	USD	1,129	12/21/16	29
Brown Brothers Harriman	GBP	100	USD	122	12/21/16	—
Brown Brothers Harriman	GBP	300	USD	390	12/21/16	22
Brown Brothers Harriman	GBP	1,000	USD	1,227	12/21/16	2
Brown Brothers Harriman	HKD	192	USD	25	11/01/16	—
Brown Brothers Harriman	HKD	265	USD	34	11/01/16	—
Brown Brothers Harriman	HKD	1,000	USD	129	12/21/16	—
Brown Brothers Harriman	HKD	1,000	USD	129	12/21/16	—
Brown Brothers Harriman	JPY	10,000	USD	96	12/21/16	—
Brown Brothers Harriman	JPY	20,000	USD	196	12/21/16	4
Brown Brothers Harriman	JPY	60,000	USD	600	12/21/16	27
Brown Brothers Harriman	SEK	100	USD	12	12/21/16	1
Citigroup	USD	77	AUD	100	12/21/16	(1)
Citigroup	USD	76	CAD	100	12/21/16	(2)
Citigroup	USD	550	EUR	500	12/21/16	—
Citigroup	USD	123	GBP	100	12/21/16	(1)
Citigroup	USD	193	JPY	20,000	12/21/16	(2)
Citigroup	AUD	100	USD	76	12/21/16	—
Citigroup	AUD	100	USD	77	12/21/16	1
Citigroup	AUD	300	USD	228	12/21/16	—
Citigroup	CAD	150	USD	112	12/21/16	—
Citigroup	CAD	400	USD	305	12/21/16	6
Citigroup	EUR	100	USD	113	12/21/16	3
Citigroup	EUR	200	USD	223	12/21/16	3
Citigroup	EUR	500	USD	550	12/21/16	—
Citigroup	EUR	1,200	USD	1,324	12/21/16	4
Citigroup	GBP	100	USD	124	12/21/16	1
Citigroup	GBP	200	USD	245	12/21/16	—
Citigroup	GBP	200	USD	269	12/21/16	25
Citigroup	GBP	400	USD	488	12/21/16	(2)
Citigroup	HKD	400	USD	52	12/21/16	—
Citigroup	HKD	1,200	USD	155	12/21/16	—
Citigroup	JPY	10,000	USD	97	12/21/16	1
Citigroup	JPY	10,000	USD	98	12/21/16	3
Citigroup	JPY	30,000	USD	287	12/21/16	—
Citigroup	JPY	70,000	USD	675	12/21/16	7
Citigroup	SEK	300	USD	35	12/21/16	1
Citigroup	SEK	400	USD	44	12/21/16	—
Citigroup	SEK	800	USD	91	12/21/16	2
Commonwealth Bank of Australia	USD	7,144	AUD	9,334	12/21/16	(53)
Commonwealth Bank of Australia	USD	9,962	CAD	12,868	12/21/16	(365)
Commonwealth Bank of Australia	USD	7,976	GBP	5,990	12/21/16	(635)
Commonwealth Bank of Australia	USD	18,532	JPY	1,876,059	12/21/16	(606)
Commonwealth Bank of Australia	CHF	10,778	USD	11,191	12/21/16	268
Commonwealth Bank of Australia	EUR	5,301	USD	5,996	12/21/16	164
Commonwealth Bank of Australia	EUR	10,710	USD	12,114	12/21/16	331

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Commonwealth Bank of Australia	GBP	7,473	USD	9,951	12/21/16	794
Commonwealth Bank of Australia	JPY	1,068,400	USD	10,554	12/21/16	345
Commonwealth Bank of Australia	NOK	35,136	USD	4,296	12/21/16	43
Commonwealth Bank of Australia	SEK	41,400	USD	4,939	12/21/16	344
HSBC	USD	517	AUD	675	12/21/16	(4)
HSBC	USD	7,141	AUD	9,334	12/21/16	(50)
HSBC	USD	566	CAD	732	12/21/16	(21)
HSBC	USD	9,958	CAD	12,868	12/21/16	(361)
HSBC	USD	4,114	EUR	3,635	12/21/16	(115)
HSBC	USD	1,257	GBP	944	12/21/16	(100)
HSBC	USD	7,976	GBP	5,990	12/21/16	(636)
HSBC	USD	343	HKD	2,657	12/21/16	—
HSBC	USD	2,790	JPY	282,586	12/21/16	(90)
HSBC	USD	18,520	JPY	1,876,059	12/21/16	(595)
HSBC	USD	249	SEK	2,092	12/21/16	(17)
HSBC	CHF	10,778	USD	11,184	12/21/16	261
HSBC	EUR	5,301	USD	6,000	12/21/16	168
HSBC	EUR	10,710	USD	12,122	12/21/16	339
HSBC	GBP	7,473	USD	9,951	12/21/16	794
HSBC	JPY	1,068,400	USD	10,547	12/21/16	339
HSBC	NOK	35,136	USD	4,294	12/21/16	41
HSBC	SEK	41,400	USD	4,937	12/21/16	342
National Australia Bank	USD	7,147	AUD	9,334	12/21/16	(56)
National Australia Bank	USD	9,961	CAD	12,868	12/21/16	(364)
National Australia Bank	USD	7,980	GBP	5,990	12/21/16	(639)
National Australia Bank	USD	18,526	JPY	1,876,059	12/21/16	(601)
National Australia Bank	CHF	10,778	USD	11,177	12/21/16	255
National Australia Bank	EUR	5,301	USD	6,002	12/21/16	170
National Australia Bank	EUR	10,710	USD	12,126	12/21/16	343
National Australia Bank	GBP	7,473	USD	9,955	12/21/16	797
National Australia Bank	JPY	1,068,400	USD	10,551	12/21/16	342
National Australia Bank	NOK	35,136	USD	4,291	12/21/16	38
National Australia Bank	SEK	41,400	USD	4,935	12/21/16	340
Northern Trust	EUR	1,559	USD	1,706	11/01/16	(6)
Royal Bank of Canada	USD	7,154	AUD	9,334	12/21/16	(62)
Royal Bank of Canada	USD	9,972	CAD	12,868	12/21/16	(374)
Royal Bank of Canada	USD	7,989	GBP	5,990	12/21/16	(649)
Royal Bank of Canada	USD	18,530	JPY	1,876,059	12/21/16	(605)
Royal Bank of Canada	AUD	100	USD	76	12/21/16	—
Royal Bank of Canada	CAD	100	USD	77	12/21/16	3
Royal Bank of Canada	CHF	10,778	USD	11,174	12/21/16	252
Royal Bank of Canada	EUR	300	USD	339	12/21/16	9
Royal Bank of Canada	EUR	5,301	USD	5,997	12/21/16	165
Royal Bank of Canada	EUR	10,710	USD	12,117	12/21/16	334
Royal Bank of Canada	GBP	200	USD	266	12/21/16	21
Royal Bank of Canada	GBP	500	USD	611	12/21/16	(1)
Royal Bank of Canada	GBP	7,473	USD	9,967	12/21/16	810
Royal Bank of Canada	JPY	20,000	USD	196	12/21/16	5
Royal Bank of Canada	JPY	110,000	USD	1,055	12/21/16	4
Royal Bank of Canada	JPY	1,068,400	USD	10,553	12/21/16	344
Royal Bank of Canada	NOK	35,136	USD	4,293	12/21/16	40
Royal Bank of Canada	SEK	41,400	USD	4,933	12/21/16	338
Standard Chartered	USD	75	CAD	100	12/21/16	—
Standard Chartered	USD	436	EUR	400	12/21/16	3
Standard Chartered	USD	122	GBP	100	12/21/16	1
Standard Chartered	USD	96	JPY	10,000	12/21/16	(1)

See accompanying notes which are an integral part of the financial statements.

212 Russell Global Equity Fund

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Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty		Sold		Bought		Settlement Date	$
State Street		USD	95	AUD	125	12/21/16	—
State Street		USD	153	AUD	200	12/21/16	(1)
State Street		USD	115	CAD	150	12/21/16	(3)
State Street		USD	155	CAD	200	12/21/16	(6)
State Street		USD	451	EUR	400	12/21/16	(11)
State Street		USD	675	EUR	600	12/21/16	(15)
State Street		USD	196	GBP	150	12/21/16	(13)
State Street		USD	401	GBP	300	12/21/16	(33)
State Street		USD	1,276	GBP	1,000	12/21/16	(50)
State Street		USD	136	JPY	14,207	11/04/16	—
State Street		USD	404	JPY	42,422	11/04/16	1
State Street		USD	2,075	JPY	217,960	11/04/16	3
State Street		USD	296	JPY	30,000	12/21/16	(9)
State Street		USD	299	JPY	30,000	12/21/16	(12)
State Street		USD	1,000	JPY	100,000	12/21/16	(44)
State Street		USD	1,480	JPY	150,000	12/21/16	(47)
State Street		USD	582	SEK	5,000	12/21/16	(27)
State Street		CHF	13,383	USD	13,817	12/21/16	253
State Street		DKK	40,000	USD	6,083	12/21/16	165
State Street		GBP	700	USD	928	12/21/16	70
State Street		HKD	44,300	USD	5,717	12/21/16	3
State Street		HKD	63,105	USD	8,144	12/21/16	5
State Street		JPY	1,616	USD	15	11/01/16	—
State Street		JPY	201,051	USD	1,914	11/04/16	(3)
State Street		JPY	150,000	USD	1,446	12/21/16	13
UBS		USD	103	AUD	135	12/21/16	—
UBS		USD	95	CAD	125	12/21/16	(2)
UBS		USD	220	EUR	200	12/21/16	—
UBS		USD	337	EUR	300	12/21/16	(7)
UBS		USD	153	GBP	120	12/21/16	(6)
UBS		USD	365	GBP	300	12/21/16	3
UBS		USD	195	JPY	20,000	12/21/16	(4)
UBS		USD	607	JPY	63,000	12/21/16	(5)
UBS		USD	23	SEK	200	12/21/16	(1)
UBS		AUD	300	USD	229	12/21/16	1
UBS		CAD	300	USD	227	12/21/16	3
UBS		EUR	800	USD	901	12/21/16	21
UBS		GBP	141	USD	172	11/01/16	(1)
UBS		GBP	300	USD	391	12/21/16	24
UBS		HKD	500	USD	65	12/21/16	—
UBS		HKD	1,550	USD	200	12/21/16	—
UBS		JPY	50,000	USD	500	12/21/16	22
UBS		SEK	1,100	USD	129	12/21/16	6
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts							3,105

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)		Total	% of Net Assets
Common Stocks
Australia	$—	$12,120		$—	$—	$12,120	0.5

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2016

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Austria	—	6,520	—	—	6,520	0.3
Belgium	—	13,542	—	—	13,542	0.6
Bermuda	5,466	270	—	—	5,736	0.2
Brazil	26,165	—	—	—	26,165	1.1
Canada	36,100	—	—	—	36,100	1.5
Cayman Islands	16,817	—	—	—	16,817	0.7
China	9,499	7,589	—	—	17,088	0.7
Denmark	—	8,407	—	—	8,407	0.4
Finland	—	18,836	—	—	18,836	0.8
France	—	110,598	—	—	110,598	4.6
Germany	—	111,427	—	—	111,427	4.7
Hong Kong	—	14,483	—	—	14,483	0.6
India	4,514	7,154	—	—	11,668	0.5
Indonesia	—	4,059	—	—	4,059	0.2
Ireland	42,077	4,964	—	—	47,041	2.0
Israel	14,966	258	—	—	15,224	0.6
Italy	—	9,029	—	—	9,029	0.4
Japan	2,087	146,056	—	—	148,143	6.2
Luxembourg	—	155	—	—	155	—*
Mexico	9,037	—	—	—	9,037	0.4
Netherlands	2,751	28,078	—	—	30,829	1.3
New Zealand	—	3,237	—	—	3,237	0.1
Norway	—	16,409	—	—	16,409	0.7
Portugal	—	4,091	—	—	4,091	0.2
Puerto Rico	7,166	—	—	—	7,166	0.3
Russia	5,404	3,442	—	—	8,846	0.4
Singapore	—	7,546	—	—	7,546	0.3
South Korea	—	55,073	—	—	55,073	2.3
Spain	—	6,753	—	—	6,753	0.3
Sweden	—	22,422	1,717	—	24,139	1.0
Switzerland	4,464	126,227	—	—	130,691	5.5
Taiwan	22,806	4,217	—	—	27,023	1.1
Thailand	—	12,542	—	—	12,542	0.5
United Kingdom	26,376	146,530	—	—	172,906	7.2
United States	1,126,504	5,372	—	—	1,131,876	47.4
Virgin Islands, British	4,046	—	—	—	4,046	0.2
Preferred Stocks	—	247	—	—	247	—*
Short-Term Investments	—	19,694	—	64,986	84,680	3.6
Other Securities	—	—	—	34,570	34,570	1.4
Total Investments	1,366,245	937,347	1,717	99,556	2,404,865	100.8
Other Assets and Liabilities, Net						(0.8)
						100.0

See accompanying notes which are an integral part of the financial statements.

214 Russell Global Equity Fund

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Schedule of Investments, continued — October 31, 2016

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Other Financial Instruments
Assets
Futures Contracts	3,933	—	—	—	3,933	0.2
Foreign Currency Exchange Contracts	5	14,923	—	—	14,928	0.6
A
Liabilities
Futures Contracts	(3,375)	—	—	—	(3,375)	(0.1)
Foreign Currency Exchange Contracts	(9)	(11,814)	—	—	(11,823)	(0.5)
Total Other Financial Instruments**	$554	$3,109	$—	$—	$3,663

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2016 were less than 1% of net assets.

Amounts in thousands
Fair Value
Sector Exposure	$
Consumer Discretionary	391,664
Consumer Staples	98,653
Energy	159,443
Financial Services	546,577
Health Care	298,912
Materials and Processing	99,621
Producer Durables	261,393
Technology	333,184
Utilities	96,168
Short-Term Investments	84,680
Other Securities	34,570
Total Investments	2,404,865

See accompanying notes which are an integral part of the financial statements.

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Fair Value of Derivative Instruments — October 31, 2016

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$14,928
Variation margin on futures contracts*	3,933	—
Total	$3,933	$14,928

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$3,375	$—
Unrealized depreciation on foreign currency exchange contracts	—	11,823
Total	$3,375	$11,823
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$(15,644)	$—
Foreign currency-related transactions**	—	13,130
Total	$(15,644)	$13,130

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(9,696)	$—
Foreign currency-related transactions***	—	2,552
Total	$(9,696)	$2,552

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2016

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
					Gross	Net Amounts
			Amounts			of Assets
			Gross	Offset in the	Presented in
			Amounts of	Statement of	the Statement
			Recognized		Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets		Assets	Liabilities		Liabilities
Securities on Loan*	Investments, at fair value		$33,468		$—	$33,468
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts		14,928		—	14,928
Futures Contracts	Variation margin on futures contracts		636		—	636
Total Financial and Derivative Assets			49,032		—	49,032
Financial and Derivative Assets not subject to a netting agreement			(636)		—	(636)
Total Financial and Derivative Assets subject to a netting agreement			$48,396		$—	$48,396

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
			Gross Amounts Not Offset in
			the Statement of Assets and
			Liabilities

		Net Amounts
		of Assets
		Presented in
		the Statement	Financial and
		of Assets and	Derivative		Collateral
Counterparty		Liabilities	Instruments		Received^	Net Amount
Bank of America		$2,584	$2,378	$	— $	206
Bank of New York		99	3		—	96
Barclays		3,249	—		3,249	—
BNP Paribas		2,304	1,999		—	305
Brown Brothers Harriman		107	—		—	107
Citigroup		10,016	7		9,956	53
Commonwealth Bank of Australia		2,289	1,660		—	629
Credit Suisse		2,789	—		2,789	—
Fidelity		979	—		979	—
HSBC		2,283	1,988		—	295
JPMorgan Chase		8,000	—		8,000	—
Merrill Lynch		3,302	—		3,302	—
Morgan Stanley		3,721	—		3,721	—
National Australia Bank		2,285	1,659		—	626
Royal Bank of Canada		2,321	1,688		—	633
Standard Chartered		4	1		—	3
State Street		514	257		—	257
UBS		1,550	25		1,472	53
Total		$48,396	$11,665		$33,468	$3,263

See accompanying notes which are an integral part of the financial statements.

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Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2016

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$335	$ — $	335
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	11,823	—	11,823
Total Financial and Derivative Liabilities		12,158	—	12,158
Financial and Derivative Liabilities not subject to a netting agreement		(335)	—	(335)
Total Financial and Derivative Liabilities subject to a netting agreement		$11,823	$ — $	11,823

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$2,381	$2,378	$ — $	3
Bank of New York	3	3	—	—
BNP Paribas	2,000	1,999	—	1
Brown Brothers Harriman	129	—	—	129
Citigroup	7	7	—	—
Commonwealth Bank of Australia	1,660	1,660	—	—
HSBC	1,988	1,988	—	—
National Australia Bank	1,659	1,659	—	—
Northern Trust	6	—	—	6
Royal Bank of Canada	1,688	1,688	—	—
Standard Chartered	1	1	—	—
State Street	275	257	—	18
UBS	26	25	—	1
Total	$11,823	$11,665	$ — $	158

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

218 Russell Global Equity Fund

Russell Investment Company
Russell Global Equity Fund

Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$2,040,327
Investments, at fair value(*)(>)	2,404,865
Cash (restricted)(a)	2,800
Foreign currency holdings(^)	4,314
Unrealized appreciation on foreign currency exchange contracts	14,928
Receivables:
Dividends and interest	2,776
Dividends from affiliated Russell funds	34
Investments sold	23,668
Fund shares sold	2,108
Foreign capital gains taxes recoverable	1,584
Variation margin on futures contracts	636
Total assets	2,457,713

Liabilities
Payables:
Due to custodian	11
Investments purchased	20,730
Fund shares redeemed	2,059
Accrued fees to affiliates	2,350
Other accrued expenses	348
Variation margin on futures contracts	335
Deferred capital gains tax liability	170
Unrealized depreciation on foreign currency exchange contracts	11,823
Payable upon return of securities loaned	34,570
Total liabilities	72,396
Commitments and Contingencies (1)

Net Assets	$2,385,317

(1) See note 9 in the Notes to Financial Statements for a detailed description of commitments and contingencies.

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund 219

Russell Investment Company
Russell Global Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$26,475
Accumulated net realized gain (loss)	129,350
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	364,368
Futures contracts	558
Foreign currency-related transactions	2,657
Shares of beneficial interest	2,292
Additional paid-in capital	1,859,617
Net Assets	$2,385,317

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$10.35
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$10.98
Class A — Net assets	$12,807,020
Class A — Shares outstanding ($.01 par value)	1,237,576
Net asset value per share: Class C(#)	$10.21
Class C — Net assets	$11,059,212
Class C — Shares outstanding ($.01 par value)	1,083,268
Net asset value per share: Class E(#)	$10.37
Class E — Net assets	$42,160,802
Class E — Shares outstanding ($.01 par value)	4,066,230
Net asset value per share: Class S(#)	$10.40
Class S — Net assets	$ 1,659,878,921
Class S — Shares outstanding ($.01 par value)	159,593,390
Net asset value per share: Class Y(#)	$10.42
Class Y — Net assets	$659,410,977
Class Y — Shares outstanding ($.01 par value)	63,254,166
Amounts in thousands
(^) Foreign currency holdings - cost	$4,631
(*) Securities on loan included in investments	$33,468
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$99,556

(a) Cash Collateral for Futures	$2,800

(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

220 Russell Global Equity Fund

Russell Investment Company
Russell Global Equity Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Dividends	$56,176
Dividends from affiliated Russell funds	315
Interest	68
Securities lending income (net)	1,276
Less foreign taxes withheld	(3,393)
Total investment income	54,442

Expenses
Advisory fees	23,585
Administrative fees	1,202
Custodian fees (1)	549
Distribution fees - Class A	34
Distribution fees - Class C	88
Transfer agent fees - Class A	27
Transfer agent fees - Class C	23
Transfer agent fees - Class E	85
Transfer agent fees - Class S	3,452
Transfer agent fees - Class Y	31
Professional fees	179
Registration fees	106
Shareholder servicing fees - Class C	29
Shareholder servicing fees - Class E	106
Trustees’ fees	83
Printing fees	271
Miscellaneous	56
Total expenses	29,906
Net investment income (loss)	24,536

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	164,500
Futures contracts	(15,644)
Foreign currency-related transactions	12,805
Net realized gain (loss)	161,661
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	(163,982)
Futures contracts	(9,696)
Foreign currency-related transactions	2,193
Net change in unrealized appreciation (depreciation)	(171,485)
Net realized and unrealized gain (loss)	(9,824)
Net Increase (Decrease) in Net Assets from Operations	$14,712

(1) Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 10 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund 221

Russell Investment Company
Russell Global Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$24,536	$32,592
Net realized gain (loss)	161,661	303,679
Net change in unrealized appreciation (depreciation)	(171,485)	(196,857)
Net increase (decrease) in net assets from operations	14,712	139,414

Distributions
From net investment income
Class A	(199)	(162)
Class C	(76)	(69)
Class E	(626)	(636)
Class S	(31,594)	(33,090)
Class Y	(14,045)	(15,988)
From net realized gain
Class A	(1,154)	(648)
Class C	(1,095)	(721)
Class E	(3,782)	(2,643)
Class S	(159,149)	(110,608)
Class Y	(62,668)	(47,542)
Net decrease in net assets from distributions	(274,388)	(212,107)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(193,436)	(418,038)
Total Net Increase (Decrease) in Net Assets	(453,112)	(490,731)

Net Assets
Beginning of period	2,838,429	3,329,160
End of period	$2,385,317	$2,838,429
Undistributed (overdistributed) net investment income included in net assets	$26,475	$33,906

See accompanying notes which are an integral part of the financial statements.

222 Russell Global Equity Fund

Russell Investment Company
Russell Global Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	299	$3,050	198	$2,299
Proceeds from reinvestment of distributions	134	1,323	70	795
Payments for shares redeemed	(387)	(3,920)	(170)	(1,956)
Net increase (decrease)	46	453	98	1,138
Class C
Proceeds from shares sold	129	1,285	212	2,422
Proceeds from reinvestment of distributions	119	1,169	70	789
Payments for shares redeemed	(353)	(3,523)	(330)	(3,779)
Net increase (decrease)	(105)	(1,069)	(48)	(568)
Class E
Proceeds from shares sold	302	3,027	293	3,364
Proceeds from reinvestment of distributions	422	4,177	270	3,056
Payments for shares redeemed	(723)	(7,299)	(1,041)	(11,953)
Net increase (decrease)	1	(95)	(478)	(5,533)
Class S
Proceeds from shares sold	23,374	235,992	28,057	325,326
Proceeds from reinvestment of distributions	18,937	187,478	12,460	141,178
Payments for shares redeemed	(55,252)	(554,916)	(58,451)	(679,009)
Net increase (decrease)	(12,941)	(131,446)	(17,934)	(212,505)
Class Y
Proceeds from shares sold	2,770	27,413	2,170	25,156
Proceeds from reinvestment of distributions	7,741	76,713	5,607	63,530
Payments for shares redeemed	(15,977)	(165,405)	(24,516)	(289,256)
Net increase (decrease)	(5,466)	(61,279)	(16,739)	(200,570)
Total increase (decrease)	(18,465)	$(193,436)	(35,101)	$(418,038)

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund 223

Russell Investment Company
Russell Global Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2016	11.40	.07	(.01)	.06	(.16)	(.95)
October 31, 2015	11.72	.09	.32	.41	(.15)	(.58)
October 31, 2014	11.07	.07	.83	.90	(.05)	(.20)
October 31, 2013	8.76	.07	2.31	2.38	(.07)	—
October 31, 2012	8.37	.06	.38	.44	(.05)	—

Class C
October 31, 2016	11.24	(.01)	(.01)	(.02)	(.06)	(.95)
October 31, 2015	11.55	—(f)	.33	.33	(.06)	(.58)
October 31, 2014	10.96	(.02)	.81	.79	—(f)	(.20)
October 31, 2013	8.66	(.01)	2.31	2.30	—	—
October 31, 2012	8.29	—(f)	.37	.37	—	—

Class E
October 31, 2016	11.41	.07	—(f)	.07	(.16)	(.95)
October 31, 2015	11.72	.09	.32	.41	(.14)	(.58)
October 31, 2014	11.07	.07	.82	.89	(.04)	(.20)
October 31, 2013	8.76	.07	2.31	2.38	(.07)	—
October 31, 2012	8.38	.06	.37	.43	(.05)	—

Class S
October 31, 2016	11.45	.09	—(f)	.09	(.19)	(.95)
October 31, 2015	11.77	.12	.32	.44	(.18)	(.58)
October 31, 2014	11.11	.09	.84	.93	(.07)	(.20)
October 31, 2013	8.79	.09	2.33	2.42	(.10)	—
October 31, 2012	8.41	.08	.37	.45	(.07)	—

Class Y
October 31, 2016	11.48	.12	(.02)	.10	(.21)	(.95)
October 31, 2015	11.79	.14	.33	.47	(.20)	(.58)
October 31, 2014	11.14	.12	.82	.94	(.09)	(.20)
October 31, 2013	8.81	.11	2.33	2.44	(.11)	—
October 31, 2012	8.42	.10	.38	.48	(.09)	—

See accompanying notes which are an integral part of the financial statements.

224 Russell Global Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross	Net(d)	Net Assets(d)	Turnover Rate(k)

(1.11)	10.35	1.02	12,807	1.50	1.50	.72	46
(.73)	11.40	3.56	13,589	1.49	1.49	.75	47
(.25)	11.72	8.18	12,819	1.49	1.49	.59	39
(.07)	11.07	27.37	11,427	1.49	1.49	.67	82
(.05)	8.76	5.32	9,684	1.48	1.48	.72	107

(1.01)	10.21	.24	11,059	2.25	2.25	(.06)	46
(.64)	11.24	2.87	13,356	2.24	2.24	—(i)	47
(.20)	11.55	7.26	14,286	2.24	2.24	(.16)	39
—	10.96	26.56	14,118	2.24	2.24	(.08)	82
—	8.66	4.46	11,794	2.23	2.23	(.02)	107

(1.11)	10.37	1.04	42,161	1.50	1.50	.69	46
(.72)	11.41	3.59	46,407	1.49	1.49	.75	47
(.24)	11.72	8.15	53,265	1.49	1.49	.60	39
(.07)	11.07	27.41	56,210	1.49	1.49	.67	82
(.05)	8.76	5.25	47,176	1.48	1.48	.71	107

(1.14)	10.40	1.26	1,659,879	1.25	1.25	.94	46
(.76)	11.45	3.80	1,976,080	1.24	1.24	.99	47
(.27)	11.77	8.48	2,240,991	1.24	1.24	.83	39
(.10)	11.11	27.74	2,078,046	1.24	1.24	.92	82
(.07)	8.79	5.49	1,538,904	1.23	1.23	.97	107

(1.16)	10.42	1.40	659,411	1.05	1.05	1.14	46
(.78)	11.48	4.09	788,997	1.04	1.04	1.20	47
(.29)	11.79	8.56	1,007,799	1.04	1.04	1.06	39
(.11)	11.14	28.01	1,067,614	1.04	1.04	1.13	82
(.09)	8.81	5.79	1,043,120	1.05	1.05	1.18	107

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund 225

Russell Investment Company
Russell Global Equity Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Advisory fees	$1,923,452
Administration fees	98,529
Distribution fees	9,873
Shareholder servicing fees	11,366
Transfer agent fees	297,473
Trustee fees	8,908
$2,349,601

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
Russell U.S. Cash Collateral Fund $	58,265	$750,290	$773,985	$—	$—	$34,570	$292	$—
Russell U.S. Cash Management Fund	166,732	1,096,812	1,198,572	6	8	64,986	315	—
	$224,997	$1,847,102	$1,972,557	$6	$8	$99,556	$607	$—

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$2,071,203,662
Unrealized Appreciation	$410,403,566
Unrealized Depreciation	(76,742,231)
Net Unrealized Appreciation (Depreciation)	$333,661,335
Undistributed Ordinary Income	$32,623,998
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$153,936,542
Tax Composition of Distributions
Ordinary Income	$47,904,161
Long-Term Capital Gains	$226,483,588

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transactions, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$14,573
Accumulated net realized gain (loss)	(14,573)
Additional paid-in capital	—

See accompanying notes which are an integral part of the financial statements.

226 Russell Global Equity Fund

Russell Investment Company
Russell Emerging Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

Russell Emerging Markets Fund - Class A‡			Russell Emerging Markets Fund - Class S
	Total			Total
	Return			Return
1 Year	3.06%		1 Year	9.55%
5 Years	(0.47	)%§	5 Years	0.95	%§
10 Years	2.77	%§	10 Years	3.63	%§

Russell Emerging Markets Fund - Class C			Russell Emerging Markets Fund - Class Y‡‡‡
	Total			Total
	Return			Return
1 Year	8.52%		1 Year	9.79%
5 Years	(0.04	)%§	5 Years	1.16	%§
10 Years	2.61	%§	10 Years	3.79	%§

Russell Emerging Markets Fund - Class E			Russell Emerging Markets® Index Net**
	Total			Total
	Return			Return
1 Year	9.31%		1 Year	9.40%
5 Years	0.71	%§	5 Years	1.44	%§
10 Years	3.38	%§	10 Years	4.06	%§

Russell Emerging Markets Fund - Class R6‡‡			Emerging Markets Linked Benchmark***
	Total			Total
	Return			Return
1 Year	9.79%		1 Year	9.40%
5 Years	1.16	%§	5 Years	1.44	%§
10 Years	3.79	%§	10 Years	3.88	%§

Russell Emerging Markets Fund 227

Russell Investment Company
Russell Emerging Markets Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The Russell Emerging Markets Fund (the “Fund”) employs	U.S. Federal Reserve maintained low interest rates throughout
a multi-manager approach whereby portions of the Fund are	the year, which increased investor appetite for emerging markets
allocated to different money manager strategies. Fund assets not	holdings.
allocated to money managers are managed by Russell Investment
Management, LLC (“RIM”), the Fund’s advisor. RIM may change	How did the investment strategies and techniques employed
the allocation of the Fund’s assets among money managers at	by the Fund and its money managers affect its benchmark-
any time. An exemptive order from the Securities and Exchange	relative performance?
Commission (“SEC”) permits RIM to engage or terminate a money	The Fund employs discretionary and non-discretionary money
manager at any time, subject to approval by the Fund’s Board,	managers. The Fund’s discretionary money managers select the
without a shareholder vote. Pursuant to the terms of the exemptive	individual portfolio securities for the assets assigned to them.
order, the Fund is required to notify its shareholders within 90	The Fund’s non-discretionary money managers provide a model
days of when a money manager begins providing services. As of	portfolio to RIM representing their investment recommendations,
October 31, 2016, the Fund had seven money managers.	based upon which RIM purchases and sells securities for the
Fund. Fund assets not allocated to discretionary money managers
What is the Fund’s investment objective?	include assets managed by RIM based upon model portfolios
The Fund seeks to provide long term capital growth.	provided by non-discretionary money managers, the Fund’s

How did the Fund perform relative to its benchmark for the	liquidity reserves and assets which may be managed directly by
fiscal year ended October 31, 2016?	RIM to effect the Fund’s investment strategies and/or to actively manage the Fund’s overall exposures by investing in securities or
For the fiscal year ended October 31, 2016, the Fund’s Class A,	other instruments that RIM believes will achieve the desired risk/
Class C, Class E, Class R6, Class S and Class Y Shares gained	return profile for the Fund.
9.34%, 8.52%, 9.31%, 9.79%, 9.55% and 9.79%, respectively.
This is compared to the Fund’s benchmark, the Russell Emerging	With respect to certain of the Fund’s money managers, Numeric
Markets® Index (Net), which gained 9.40% during the same	Investors LLC (“Numeric”), which utilizes quantitative investment
period. The Fund’s performance includes operating expenses,	models, was again the best-performing money manager for the
whereas index returns are unmanaged and do not include	period and outperformed the Fund’s benchmark. The manager
expenses of any kind.	benefitted from an underweight to the health care sector and an overweight to energy stocks. From a country perspective,
For the fiscal year ended October 31, 2016, the Morningstar®	Numeric’s overweight to and stock selection within Brazil further
Diversified Emerging Markets Category, a group of funds that	drove outperformance.
Morningstar considers to have investment strategies similar to
those of the Fund, gained 8.11%. This result serves as a peer	Consilium Investment Management, LLC (“Consilium”), a
comparison and is expressed net of operating expenses.	dedicated frontier markets manager, considerably outperformed its frontier markets benchmark. However, its frontier markets
How did the market conditions described in the Market	exposure was detrimental to the Fund’s benchmark-relative
Summary report affect the Fund’s performance?	performance, as frontier markets sold off over the period while
During much of the fiscal year, market conditions in emerging	emerging markets rallied.
markets were positive with the asset class experiencing inflows.	During the period, RIM managed a positioning strategy designed
Political conditions were improving in many emerging markets	to manage Fund-level exposures, including style, factor, currency
countries, particularly Brazil. Low interest rates fueled a risk-on	and country, through the direct purchase of emerging markets
environment, which was beneficial for emerging markets.	stocks. Using the output from a quantitative model, the strategy
Brazil underwent a protracted process to eventually suspend	seeks to position the portfolio to meet RIM’s overall preferred
President Dilma Rousseff from office. The Brazilian market was	positioning, while optimizing the portfolio to minimize tracking
among the strongest-performing in the world during the fiscal year	error relative to the Fund’s money manager portfolios. During the
as equities rallied on the back of increased investor confidence	fiscal year, the positioning strategy performed in-line with the
in the country pending Rousseff’s departure. This marked a	Fund’s benchmark. The strategy benefitted from an overweight to
recovery from a difficult 2015, a year that was wrought by political	the technology sector as well as an underweight to the healthcare
corruption and unsupportive economic policies. The strong	sector. However, in order to offset the Fund’s overweight to Brazil,
Brazilian market in 2016 was a key driver of Fund performance.	the strategy held a near zero weight to Brazilian stocks, which
Aside from Brazil, emerging markets experienced a broader rally	detracted. In addition to its positioning strategy, RIM tactically
as the asset class was perceived more favorably by the market. The	utilized index futures, swaps and currency forwards to seek to

228 Russell Emerging Markets Fund

Russell Investment Company
Russell Emerging Markets Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

position the portfolio in line with RIM’s preferred positioning.	Money Managers as of October 31,
These positions detracted from Fund performance. One particular	2016	Styles
detractor was the Fund’s short futures positions in Brazil, which
	AllianceBernstein L.P.	Value
was the strongest-performing emerging market. However, the	Consilium Investment Management, LLC	Market Oriented
Fund maintained an overweight to Brazil throughout the fiscal	Delaware Investments Fund Advisers, a
year as these positions only mitigated the overweight.	Series of Delaware Management Business
Fair value pricing adjustments on the first and last business days	Trust	Value
	Harding Loevner LP	Market Oriented
of the fiscal period were beneficial to the Fund’s benchmark-	Numeric Investors LLC	Market Oriented
relative performance because the Fund’s benchmark does not use	Oaktree Capital Management, L.P.	Market Oriented
fair value pricing adjustments.	Westwood Management Corporation	Market Oriented
The views expressed in this report reflect those of the
Describe any changes to the Fund’s structure or the money	portfolio managers only through the end of the period
manager line-up.	covered by the report. These views do not necessarily
In March 2016, RIM terminated Genesis Asset Managers, LLP as	represent the views of RIM or any other person in RIM or
a money manager for the Fund. Assets were reallocated largely to	any other affiliated organization. These views are subject
RIM’s positioning strategy and to Consilium.	to change at any time based upon market conditions or
other events, and RIM disclaims any responsibility to
update the views contained herein. These views should not
be relied on as investment advice and, because investment
decisions for a Russell Investment Company (“RIC”) Fund
are based on numerous factors, should not be relied on as
an indication of investment decisions of any RIC Fund.

* Assumes initial investment on November 1, 2006.

** The Russell Emerging Markets® Index is an index which measures the performance of the investable securities in emerging countries globally. It is constructed to provide a comprehensive and unbiased barometer for this market segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

*** The Emerging Markets Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The Emerging Markets Linked Benchmark represents the returns of the MSCI Emerging Markets Index
(net of tax on dividends from foreign holdings) through December 31, 2010 and the returns of the Russell Emerging Markets® Index (net of tax on dividends from foreign holdings) thereafter.

‡ The Fund first issued Class A Shares on March 1, 2007.  The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.  Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

‡‡ The Fund first issued Class R6 Shares on March 1, 2016. The returns of Class R6 prior to that date are the returns of the Fund’s Class Y Shares. Class R6 will have substantially similar annual returns as the Class Y Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class R6 Shares do not have the same expenses as the Class Y Shares.

‡‡‡ The Fund first issued Class Y Shares on September 26, 2008.  The returns shown for Class Y Shares prior to that date are the returns of the Fund’s Class S
Shares. Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

Russell Emerging Markets Fund 229

Russell Investment Company
Russell Emerging Markets Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fees; distribution (12b-1)			Performance (5%
and/or service fees; and other Fund expenses. The Example is		Actual	return before
intended to help you understand your ongoing costs (in dollars)	Class A	Performance	expenses)
Beginning Account Value
of investing in the Fund and to compare these costs with the	May 1, 2016	$1,000.00	$1,000.00
ongoing costs of investing in other mutual funds. The Example	Ending Account Value
is based on an investment of $1,000 invested at the beginning of	October 31, 2016	$1,107.40	$1,016.44
the period and held for the entire period indicated, which for this	Expenses Paid During Period*	$9.16	$8.77

Fund is from May 1, 2016 to October 31, 2016.	* Expenses are equal to the Fund's annualized expense ratio of 1.73%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
The information in the table under the heading “Actual	year period). May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2016	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2016	$1,103.20	$1,012.67
	Expenses Paid During Period*	$13.11	$12.55
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 2.48%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/366 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period). May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class E	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2016	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2016	$1,106.30	$1,016.44
of other funds.	Expenses Paid During Period*	$9.16	$8.77

* Expenses are equal to the Fund's annualized expense ratio of 1.73%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

230 Russell Emerging Markets Fund

Russell Investment Company
Russell Emerging Markets Fund

Shareholder Expense Example, continued — October 31, 2016 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class R6	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,109.10	$1,018.45
Expenses Paid During Period*	$7.05	$6.75

* Expenses are equal to the Fund's annualized expense ratio of 1.33%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,107.90	$1,017.70
Expenses Paid During Period*	$7.84	$7.51

* Expenses are equal to the Fund's annualized expense ratio of 1.48%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,109.10	$1,018.70
Expenses Paid During Period*	$6.79	$6.50

* Expenses are equal to the Fund's annualized expense ratio of 1.28%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Russell Emerging Markets Fund 231

Russell Investment Company
Russell Emerging Markets Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Common Stocks - 91.6%			Transmissora Alianca de Energia
Argentina - 1.1%			Eletrica SA	176,427	1,147
Banco Macro SA - ADR	54,897	4,185	Vale SA Class B - ADR(Æ)(Ñ)	1,611,309	10,575
Cresud SACIF y A - ADR(Æ)	320,784	5,614			172,453
IRSA Inversiones y Representaciones
SA - ADR(Æ)(Ñ)	58,100	1,089	Cambodia - 0.1%
Pampa Energia SA - ADR(Æ)	138,464	4,717	NagaCorp, Ltd.	4,611,624	2,848
YPF SA - ADR	555,200	9,860
		25,465	Cayman Islands - 1.6%
			3SBio, Inc.(Æ)(Þ)	153,500	153
Bangladesh - 0.4%			Baidu, Inc. - ADR(Æ)	98,500	17,421
Beximco Pharmaceuticals, Ltd.	3,075,029	3,023	Changyou.com, Ltd. - ADR(Æ)	7,500	198
BRAC Bank, Ltd.	6,759,554	5,159	China Evergrande Group	2,782,000	1,840
		8,182	China Hongqiao Group, Ltd.	891,500	797
			China Resources Land, Ltd.	960,000	2,386
Bermuda - 0.2%			China Zhongwang Holdings, Ltd.(Ñ)	831,200	384
Kunlun Energy Co., Ltd.	492,000	371	CKH Food & Health, Ltd.(Æ)(Ñ)	213,004	395
VimpelCom, Ltd. - ADR	987,029	3,297	Intime Retail Group Co., Ltd.	600,500	471
		3,668	Momo, Inc. - ADR(Æ)	5,700	137
			Nexteer Automotive Group, Ltd.	326,000	429
Brazil - 7.6%			Shenzhou International Group Holdings,
Ambev SA - ADR	1,134,442	6,693	Ltd.	425,000	2,816
B2W Cia Digital(Æ)	1,404,933	6,901	Sunny Optical Technology Group Co.,
Banco Bradesco SA - ADR(Æ)	997,262	10,382	Ltd.	264,000	1,287
Banco Bradesco SA(Æ)	55,700	554	TAL Education Group - ADR(Æ)	19,020	1,549
Banco do Brasil SA(Æ)	340,042	3,120	Trina Solar, Ltd. - ADR(Æ)(Ñ)	321,386	3,336
Banco Santander Brasil SA - ADR(Æ)(Ñ)	170,400	1,394	Yirendai, Ltd. - ADR(Æ)(Ñ)	92,792	2,691
BM&FBovespa SA - Bolsa de Valores					36,290
Mercadorias e Futuros(Æ)	1,345,300	7,923
BR Malls Participacoes SA(Æ)	968,202	3,877	Chile - 0.8%
Braskem SA - ADR(Ñ)	143,538	2,548	Banco de Chile	1,880,229	226
BRF SA - ADR(Æ)(Ñ)	164,000	2,742	Banco Santander Chile - ADR	116,700	2,667
BRF SA(Æ)	100,800	1,686	Cencosud SA	30,710	102
Centrais Eletricas Brasileiras SA(Æ)	570,700	4,237	Cia Cervecerias Unidas SA - ADR	289,124	3,893
Cia Brasileira de Distribuicao - ADR(Ñ)	270,900	5,161	Colbun SA	454,717	100
Cia de Saneamento Basico do Estado de			Empresa Nacional de Electricidad SA	81,277	56
Sao Paulo(Æ)	356,140	3,760	Empresa Nacional de
Cia de Saneamento Basico do Estado de			Telecomunicaciones SA(Æ)	315,922	3,388
Sao Paulo - ADR(Æ)	265,100	2,789	Enersis Chile SA	21,728,329	2,179
Cia de Saneamento de Minas			Enersis SA(Æ)	10,529,105	1,808
Gerais-COPASA(Æ)	251,304	2,623	Sociedad Quimica y Minera de Chile
Cielo SA	244,676	2,484	SA - ADR	87,600	2,563
Cosan SA Industria e Comercio	449,500	6,044			16,982
CVC Brasil Operadora e Agencia de
Viagens SA	373,077	2,864	China - 16.0%
Gafisa SA	879,760	678	51job, Inc. - ADR(Æ)(Ñ)	98,988	3,366
Gerdau SA - ADR(Ñ)	1,247,241	4,278	58.com, Inc. - ADR(Æ)(Ñ)	3,694	155
Grendene SA	499,846	3,072	Agile Group Holdings, Ltd.(Æ)	1,786,000	992
Hypermarcas SA	483,400	4,053	Agricultural Bank of China, Ltd. Class H	5,144,000	2,169
Itau Unibanco Holding SA - ADR	2,290,463	27,325	Alibaba Group Holding, Ltd. - ADR(Æ)	231,359	23,527
JBS SA	1,961,108	5,966	Anhui Conch Cement Co., Ltd. Class H	2,344,465	6,498
M Dias Branco SA(Æ)	17,376	742	Anta Sports Products, Ltd.	91,000	263
MRV Engenharia e Participacoes SA	519,474	2,012	Autohome, Inc. - ADR(Æ)(Ñ)	45,764	1,073
Natura Cosmeticos SA(Æ)	359,846	3,456	BAIC Motor Corp., Ltd. Class H(Þ)	767,500	804
Petroleo Brasileiro SA - ADR(Æ)(Ñ)	828,200	9,665	Bank of China, Ltd. Class H	26,094,000	11,676
Porto Seguro SA	307,815	2,919	Bank of Communications Co., Ltd. Class
Sao Martinho SA	72,516	1,444	H	5,770,000	4,396
Telefonica Brasil SA - ADR	619,747	8,924	BBMG Corp. Class H	295,000	108
TIM Participacoes SA	766,000	2,126	Beijing Capital International Airport Co.,
TIM Participacoes SA - ADR	454,100	6,289	Ltd. Class H	196,000	205

See accompanying notes which are an integral part of the financial statements.

232 Russell Emerging Markets Fund

Russell Investment Company
Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Beijing Jingneng Clean Energy Co., Ltd.			Huadian Power International Corp., Ltd.
Class H	634,000	193	Class H	1,406,000	603
BYD Electronic International Co., Ltd.	1,926,500	1,517	Huaneng Power International, Inc. Class
China Cinda Asset Management Co.,			H	696,000	428
Ltd. Class H	3,615,000	1,300	Huaneng Renewables Corp., Ltd. Class
China CITIC Bank Corp., Ltd. Class H	9,849,000	6,362	H	6,878,000	2,310
China Communications Construction Co.,			Industrial & Commercial Bank of China,
Ltd. Class H	1,193,000	1,313	Ltd. Class H	40,225,553	24,157
China Communications Services Corp.,			JA Solar Holdings Co., Ltd. - ADR(Æ)
Ltd. Class H	536,000	319	(Ñ)	131,700	767
China Construction Bank Corp. Class H	24,727,409	18,060	JD.com, Inc. - ADR(Æ)(Ñ)	164,100	4,258
China Forestry Holdings Co., Ltd.(Å)(Æ)	871,100	—	Jiangsu Expressway Co., Ltd. Class H	1,278,000	1,740
China Galaxy Securities Co., Ltd. Class			JinkoSolar Holding Co., Ltd. - ADR(Æ)
H	3,480,000	3,308	(Ñ)	97,700	1,506
China Huishan Dairy Holdings Co., Ltd.			Kaisa Group Holdings, Ltd.(Å)(Æ)(Ñ)	3,280,000	596
(Ñ)	821,000	305	Kingsoft Corp., Ltd.	74,000	166
China Life Insurance Co., Ltd. Class H	1,822,006	4,524	KWG Property Holding, Ltd.(Æ)	1,267,000	734
China Longyuan Power Group Corp.,			Lenovo Group, Ltd.	3,679,732	2,358
Ltd. Class H	4,602,849	3,519	Logan Property Holdings Co., Ltd.	880,000	355
China Machinery Engineering Corp.			Longfor Properties Co., Ltd.	221,500	294
Class H	702,000	419	Luye Pharma Group, Ltd.	334,500	225
China Mengniu Dairy Co., Ltd.	2,065,000	3,906	NetEase, Inc. - ADR	29,604	7,608
China Merchants Bank Co., Ltd. Class H	1,516,830	3,700	New China Life Insurance Co., Ltd.
China Merchants Shekou Industrial Zone			Class H	880,300	3,807
Holdings Co., Ltd. Class A(Å)	345,419	863	New Oriental Education & Technology
China Minsheng Banking Corp., Ltd.			Group - ADR(Æ)	105,573	5,292
Class H	857,500	977	People's Insurance Co. Group of China,
China National Building Material Co.,			Ltd. (The) Class H	1,702,000	678
Ltd. Class H	3,280,000	1,500	PetroChina Co., Ltd. Class H	6,146,959	4,170
China Oilfield Services, Ltd. Class H	2,001,716	1,920	PetroChina Co., Ltd. - ADR	31,700	2,147
China Pacific Insurance Group Co., Ltd.			PICC Property & Casualty Co., Ltd.
Class H	1,784,913	6,455	Class H	3,370,000	5,443
China Petroleum & Chemical Corp.			Ping An Insurance Group Co. of China,
Class H	10,654,550	7,708	Ltd. Class H	395,500	2,088
China Railway Construction Corp., Ltd.			Real Gold Mining, Ltd.(Å)(Æ)	463,232	—
Class H	1,071,500	1,340	Shandong Weigao Group Medical
China Shenhua Energy Co., Ltd. Class H	2,014,826	4,192	Polymer Co., Ltd. Class H	972,000	634
China Telecom Corp., Ltd. Class H	11,992,000	6,183	Shanghai Fosun Pharmaceutical Group
China Vanke Co., Ltd. Class H	592,400	1,553	Co., Ltd. Class H	105,500	324
Chongqing Changan Automobile Co.,			Shanghai Pharmaceuticals Holding Co.,
Ltd. Class B	327,200	500	Ltd. Class H	2,133,700	5,493
Chongqing Rural Commercial Bank Co.,			Shenzhen Expressway Co., Ltd. Class H	1,286,000	1,290
Ltd. Class H	4,826,000	2,893	Shui On Land, Ltd.	2,664,500	659
CIFI Holdings Group Co., Ltd.	17,270,000	5,089	SINA Corp.(Æ)	203,500	14,680
CNOOC, Ltd.	3,552,000	4,472	Sinopec Shanghai Petrochemical Co.,
CNOOC, Ltd. - ADR(Ñ)	67,623	8,485	Ltd. Class H	3,054,000	1,556
Country Garden Holdings Co., Ltd.	823,000	428	Sohu.com, Inc.(Æ)	218,600	8,182
CRRC Corp., Ltd.	604,000	548	Tencent Holdings, Ltd.	2,121,730	56,183
Ctrip.com International, Ltd. - ADR(Æ)	182,110	8,040	Tianhe Chemicals Group, Ltd.(Å)(Æ)	25,778,000	2,327
Datang International Power Generation			Tianneng Power International, Ltd.	1,370,000	1,235
Co., Ltd. Class H	756,000	203	Tingyi Cayman Islands Holding Corp.	1,672,800	1,802
Dongfeng Motor Group Co., Ltd. Class H	2,420,000	2,513	Tsingtao Brewery Co., Ltd. Class H	606,000	2,419
ENN Energy Holdings, Ltd.	634,100	2,981	Uni-President China Holdings, Ltd.	4,810,200	3,252
Fantasia Holdings Group Co., Ltd.(Æ)	1,320,000	172	Vipshop Holdings, Ltd. - ADR(Æ)	64,200	878
Future Land Development Holdings, Ltd.	1,788,000	324	Weibo Corp. - ADR(Æ)(Ñ)	20,350	936
Geely Automobile Holdings, Ltd.	3,495,000	3,596	Weichai Power Co., Ltd. Class H	110,000	166
Great Wall Motor Co., Ltd. Class H(Æ)	1,078,500	1,049	Weiqiao Textile Co. Class H	291,000	196
Guangzhou Automobile Group Co., Ltd.			Yuzhou Properties Co., Ltd.	1,468,000	545
Class H	3,894,000	4,701	ZTE Corp. Class H	528,000	726
Guangzhou R&F Properties Co., Ltd.	2,766,800	3,904			364,080
Hua Hong Semiconductor, Ltd.(Þ)	1,946,000	2,301

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund 233

Russell Investment Company
Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Colombia - 0.2%			Guangdong Investment, Ltd.	238,000	359
Almacenes Exito SA	406,596	2,028	Haier Electronics Group Co., Ltd.	1,709,894	2,758
Bancolombia SA - ADR(Ñ)	71,400	2,733	Hanergy Thin Film Power Group, Ltd.
Corp. Financiera Colombiana SA	17,284	214	(Æ)	1,630,000	822
Empresa de Energia de Bogota SA ESP	345,858	219	Hong Kong Exchanges & Clearing, Ltd.	73,614	1,946
		5,194	Kingboard Chemical Holdings, Ltd.	631,500	1,864
			Kingboard Laminates Holdings, Ltd.	1,142,000	1,025
Cyprus - 0.1%			Nine Dragons Paper Holdings, Ltd.	6,042,000	4,914
Ros Agro PLC - GDR	108,514	1,416	Shanghai Industrial Holdings, Ltd.	168,000	514
			Shenzhen International Holdings, Ltd.	581,000	899
Czech Republic - 0.1%			Shenzhen Investment, Ltd.	2,904,000	1,268
Komercni Banka AS	87,135	3,191	Shimao Property Holdings, Ltd.	1,829,500	2,443
			Sino Biopharmaceutical, Ltd.	2,793,885	1,954
Egypt - 0.5%			Sino-Ocean Group Holding, Ltd.	834,000	346
Commercial International Bank Egypt			Skyworth Digital Holdings, Ltd.	6,737,344	4,358
SAE	940,806	5,476	SmarTone Telecommunications Holdings,
Commercial International Bank Egypt			Ltd.	1,348,322	2,037
SAE - GDR	228,000	1,007	VTech Holdings, Ltd.	157,358	1,930
Eastern Tobacco	109,490	2,585	WH Group, Ltd.(Þ)	8,336,000	6,760
Edita Food Industries SAE - GDR	219,639	1,540	Yue Yuen Industrial Holdings, Ltd.	778,500	2,966
		10,608	Yuexiu Property Co., Ltd.	6,526,000	958
					119,695
Greece - 0.2%
Alpha Bank AE(Æ)	1,942,045	3,331	Hungary - 0.5%
Sarantis SA	140,487	1,548	MOL Hungarian Oil & Gas PLC	11,396	733
		4,879	OTP Bank PLC	150,190	4,208
			Richter Gedeon Nyrt	336,488	7,228
Guernsey - 0.2%					12,169
VinaCapital Vietnam Opportunity Fund,
Ltd.	1,487,555	4,548	India - 9.0%
			Aditya Birla Nuvo, Ltd.	48,833	1,015
Hong Kong - 5.3%			Ambuja Cements, Ltd.	1,215,455	4,381
AIA Group, Ltd.	1,102,800	6,959	Andhra Bank	239,673	203
ASM Pacific Technology, Ltd.	571,723	5,511	Ashok Leyland, Ltd.	597,267	812
Beijing Enterprises Holdings, Ltd.	226,000	1,129	Asian Paints, Ltd.	97,009	1,563
Brilliance China Automotive Holdings,			Aurobindo Pharma, Ltd.	330,811	4,059
Ltd.	3,879,377	4,600	Axis Bank, Ltd.	1,213,255	8,864
China Agri-Industries Holdings, Ltd.(Æ)	2,293,000	896	Bajaj Auto, Ltd.	20,832	885
China Everbright International, Ltd.	3,048,340	3,648	Bajaj Finance, Ltd.	71,940	1,164
China Everbright, Ltd.	542,000	1,060	Bharat Electronics, Ltd. Class A	52,429	1,044
China High Speed Transmission			Bharat Petroleum Corp., Ltd.	115,881	1,162
Equipment Group Co., Ltd.	1,757,000	1,824	Bharti Airtel, Ltd.	1,399,255	6,679
China Lumena New Materials Corp.(Æ)	3,024,000	4	Bharti Infratel, Ltd.	576,765	2,992
China Merchants Port Holdings Co., Ltd.	1,086,860	2,813	Bosch, Ltd.	3,023	990
China Metal Recycling Holdings, Ltd.			Britannia Industries, Ltd.	19,056	949
(Å)(Æ)	335,400	—	Cadila Healthcare, Ltd.	90,485	566
China Mobile, Ltd.	939,251	10,759	Castrol India, Ltd.	89,107	608
China Mobile, Ltd. - ADR(Ñ)	299,165	17,181	Chennai Petroleum Corp., Ltd.	238,243	1,014
China Overseas Land & Investment, Ltd.	2,633,776	8,114	Cipla, Ltd.	91,678	795
China Power International Development,			Coal India, Ltd.	313,682	1,527
Ltd.	752,000	274	Cummins India, Ltd.	59,921	768
China Resources Beer Holdings Co.,			Dabur India, Ltd. Class A	775,316	3,391
Ltd.(Æ)	418,000	888	Divi's Laboratories, Ltd.	39,665	766
China Resources Gas Group, Ltd.	1,035,333	3,248	DLF, Ltd.	424,459	956
China Unicom Hong Kong, Ltd.	4,034,000	4,722	Dr Reddy's Laboratories, Ltd.	28,891	1,438
CITIC, Ltd.	568,000	815	Eicher Motors, Ltd.	3,175	1,135
CSPC Pharmaceutical Group, Ltd.	410,000	424	Exide Industries, Ltd.	343,481	1,015
CT Environmental Group, Ltd.(Æ)	9,456,617	2,658	Federal Bank, Ltd.	1,989,883	2,453
Far East Horizon, Ltd.	410,000	374	GlaxoSmithKline Consumer Healthcare,
Fosun International, Ltd.	163,500	237	Ltd.	3,173	288
GCL-Poly Energy Holdings, Ltd.	10,631,971	1,436	Glenmark Pharmaceuticals, Ltd.	61,836	866

See accompanying notes which are an integral part of the financial statements.

234 Russell Emerging Markets Fund

Russell Investment Company
Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Godrej Consumer Products, Ltd.	34,090	819	Vedanta, Ltd.	1,830,118	5,554
Havells India, Ltd.	170,580	1,037	Videocon d2h, Ltd. - ADR(Æ)	143,672	1,346
HCL Technologies, Ltd.	115,452	1,325	Wipro, Ltd.	151,090	1,051
Hero MotoCorp, Ltd.	39,579	1,987	Yes Bank, Ltd.	50,068	944
Hindalco Industries, Ltd.	508,359	1,140	Zee Entertainment Enterprises, Ltd.	236,820	1,840
Hindustan Petroleum Corp., Ltd.	385,909	2,701			204,130
Hindustan Unilever, Ltd.	96,665	1,215
Hindustan Zinc, Ltd.	62,303	236	Indonesia - 1.5%
Housing Development Finance Corp.,			Adaro Energy Tbk PT	1,141,900	138
Ltd.	322,360	6,663	Astra International Tbk PT	9,160,300	5,761
ICICI Bank, Ltd. - ADR	1,734,477	14,379	Bank Central Asia Tbk PT	486,500	578
ICICI Bank, Ltd.	241,723	1,003	Bank Mandiri Persero Tbk PT	602,300	529
ICICI Prudential Life Insurance Co., Ltd.			Bank Negara Indonesia Persero Tbk PT	1,217,000	519
(Æ)(Þ)	419,012	1,963	Bank Rakyat Indonesia Persero Tbk PT	12,818,556	11,960
Indiabulls Housing Finance Ltd	98,455	1,250	Gajah Tunggal Tbk PT(Æ)	357,300	34
Indian Oil Corp., Ltd.	851,976	4,129	Gudang Garam Tbk PT	562,500	2,923
Infosys, Ltd.	178,177	2,674	Media Nusantara Citra Tbk PT	21,259,401	3,418
ITC, Ltd.	658,417	2,385	Perusahaan Gas Negara Persero Tbk	13,079,866	2,561
JSW Steel, Ltd. - ADR	49,756	1,236	Steel Pipe Industry of Indonesia PT	59,368,200	1,083
LIC Housing Finance, Ltd.	119,331	1,052	Tambang Batubara Bukit Asam Persero
Lupin, Ltd.	61,162	1,393	Tbk PT	1,702,000	1,549
Mahindra & Mahindra Financial			Telekomunikasi Indonesia Persero Tbk
Services, Ltd.	197,643	1,073	PT	3,700,300	1,195
Mahindra & Mahindra, Ltd.	60,460	1,192	Unilever Indonesia Tbk PT	75,100	256
Manappuram Finance, Ltd.	1,212,117	1,865	United Tractors Tbk PT	267,757	442
Marico, Ltd.	83,000	346			32,946
Maruti Suzuki India, Ltd.	49,040	4,331
Muthoot Finance, Ltd.	181,248	980	Jersey - 0.1%
Nestle India, Ltd.	2,638	275	Randgold Resources, Ltd.	28,104	2,495
NHPC, Ltd.	87,248	35
NTPC, Ltd.	802,407	1,815	Kazakhstan - 0.0%
Oil & Natural Gas Corp., Ltd.	214,089	925	KazMunaiGas Exploration Production
Oil India, Ltd.	82,753	516	JSC - GDR(Æ)	113,257	855
Oracle Financial Services Software, Ltd.	12,376	594
Page Industries, Ltd.	1,182	291	Kenya - 0.1%
Pidilite Industries, Ltd.	100,410	1,085	East African Breweries, Ltd.	437,949	1,187
Piramal Enterprises, Ltd. Class A	139,127	3,777	Safaricom, Ltd.	6,722,614	1,314
Power Finance Corp., Ltd.	1,922,103	3,584			2,501
Prism Cement, Ltd.(Æ)	12,128	19
Punjab National Bank(Æ)	1,097,051	2,380	Kuwait - 0.2%
Reliance Communications, Ltd.(Æ)	1,436,140	1,003	National Bank of Kuwait SAKP	1,479,187	2,879
Reliance Industries, Ltd.	1,152,804	18,149	VIVA Kuwait Telecom Co.(Æ)	662,906	1,880
Reliance Industries, Ltd. - GDR(Þ)	375,599	11,906			4,759
Rural Electrification Corp., Ltd.	1,272,080	2,570
Shriram City Union Finance, Ltd.	31,104	1,203	Luxembourg - 0.1%
Shriram Transport Finance Co., Ltd.	61,417	999	Tenaris SA - ADR(Ñ)	115,300	3,252
State Bank of India	388,064	1,498
Sun Pharmaceutical Industries, Ltd.	125,200	1,396	Macao - 0.5%
Sun TV Network, Ltd.	351,959	2,896	Sands China, Ltd.	2,825,722	12,263
Tata Chemicals, Ltd.	256,764	2,074
Tata Consultancy Services, Ltd.	46,225	1,654	Malaysia - 0.6%
Tata Motors, Ltd. Class A	866,723	4,502	AirAsia BHD	3,618,900	2,389
Tata Motors, Ltd.	609,925	4,880	AirAsia X BHD(Æ)	3,998,800	402
Tata Motors, Ltd. - ADR	38,900	1,533	AMMB Holdings BHD Class 2	134,000	134
Tata Power Co., Ltd.	756,724	885	British American Tobacco Malaysia BHD	204,253	2,412
Tata Steel, Ltd.	194,255	1,179	CIMB Group Holdings BHD	125,300	150
Tech Mahindra, Ltd.	306,932	2,021	IHH Healthcare BHD	209,400	319
Titan Co., Ltd.	44,535	255	IJM Corp. BHD	2,882,633	2,267
Torrent Pharmaceuticals, Ltd.	19,068	405	Kuala Lumpur Kepong BHD	57,800	330
UltraTech Cement, Ltd.	55,850	3,324	Malayan Banking BHD	234,000	440
United Phosphorus, Ltd.	100,552	1,045	MISC Berhad	52,900	95

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund 235

Russell Investment Company
Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Petronas Dagangan BHD	288,308	1,605	Netherlands - 0.4%
Petronas Gas BHD	54,700	288	Nostrum Oil & Gas PLC(Æ)	259,598	1,113
Public Bank BHD	73,000	346	Steinhoff International Holdings NV	162,112	875
Steppe Cement, Ltd.(Æ)	1,139,180	258	X5 Retail Group NV - GDR(Æ)	265,685	7,928
Tenaga Nasional BHD	557,200	1,904			9,916
UEM Sunrise BHD	3,169,300	845
Westports Holdings BHD	303,200	318	Nigeria - 0.5%
		14,502	Dangote Cement PLC	5,197,285	2,885
			Guaranty Trust Bank PLC	40,948,485	3,053
Malta - 0.0%			Guaranty Trust Bank PLC - GDR	101,104	402
Brait SE(Æ)	78,648	523	Lekoil, Ltd.(Æ)	9,627,040	2,410
			Zenith Bank PLC	53,250,714	2,483
Mexico - 3.4%					11,233
Alfa SAB de CV Class A	191,013	290
Alpek SAB de CV Class A	390,188	581	Pakistan - 0.9%
America Movil SAB de CV Class L			Allied Bank, Ltd.	938,500	892
- ADR	464,202	6,100	Engro Corp., Ltd.	1,059,200	2,822
Arca Continental SAB de CV	38,500	240	Engro Foods, Ltd.(Æ)	1,496,900	2,075
Cemex SAB de CV - ADR(Æ)	1,237,383	10,741	Hascol Petroleum, Ltd.	1,565,500	3,742
Coca-Cola Femsa SAB de CV	91,885	690	Lucky Cement, Ltd.	712,256	4,564
Fomento Economico Mexicano SAB de			Pak Elektron, Ltd.	1,314,534	831
CV	79,900	766	Searle Co., Ltd. (The)	301,302	1,416
Fomento Economico Mexicano SAB de			United Bank, Ltd.	1,978,812	3,803
CV - ADR	59,400	5,683			20,145
Genomma Lab Internacional SAB de CV
Class B(Æ)	2,523,750	3,019	Peru - 0.4%
Gentera SAB de CV	1,078,396	2,128	Credicorp, Ltd.	51,205	7,613
Gruma SAB de CV Class B(Æ)	182,090	2,527	InRetail Peru Corp.(Æ)(Þ)	59,253	1,067
Grupo Aeroportuario del Centro Norte					8,680
SAB de CV Class B	335,360	1,951
Grupo Aeroportuario del Pacifico SAB de			Philippines - 0.4%
CV Class B	13,265	128	Ayala Land, Inc.	2,767,316	2,072
Grupo Aeroportuario del Sureste SAB de			Manila Electric Co.	29,180	167
CV Class B	27,070	431	Metro Pacific Investments Corp.	26,487,911	3,939
Grupo Aeroportuario del Sureste SAB de			Semirara Mining & Power Corp.	38,510	100
CV - ADR	22,600	3,593	SM Prime Holdings, Inc.	434,300	241
Grupo Bimbo SAB de CV	172,600	465	Universal Robina Corp.	565,648	2,130
Grupo Fin Santander ADR B - ADR	334,100	3,024			8,649
Grupo Financiero Banorte SAB de CV
Class O	1,948,064	11,472	Poland - 0.3%
Grupo Financiero Inbursa SAB de CV			Bank Pekao SA	113,654	3,506
Class O	102,300	166	mBank SA(Æ)	1,769	160
Grupo Lala SAB de CV Class B	142,400	265	Polski Koncern Naftowy Orlen SA	66,083	1,310
Grupo Mexico SAB de CV	421,068	1,037	Powszechna Kasa Oszczednosci Bank
Grupo Sanborns SAB de CV	142,600	178	Polski SA	50,898	356
Grupo Televisa SAB - ADR	399,200	9,792	Tauron Polska Energia SA(Æ)	960,935	649
Industrias Bachoco SAB de CV	374,450	1,658			5,981
Kimberly-Clark de Mexico SAB de CV
Class A	1,598,119	3,446	Qatar - 0.2%
Megacable Holdings SAB de CV	654,721	2,380	Al Meera Consumer Goods Co. QSC	46,000	2,357
Mexichem SAB de CV	733,399	1,754	Industries Qatar QSC	84,653	2,369
Nemak SAB de CV(Þ)	152,600	158			4,726
OHL Mexico SAB de CV(Æ)	697,332	821
Promotora y Operadora de			Romania - 0.2%
Infraestructura SAB de CV	31,287	350	Banca Transilvania SA	2,682,787	1,513
Wal-Mart de Mexico SAB de CV	1,295,373	2,741	Fondul Proprietatea SA/Fund	13,471,388	2,645
		78,575			4,158

Morocco - 0.1%			Russia - 4.5%
Residences Dar Saada	112,171	1,886	Alrosa PJSC	348,700	487
			Federal Grid PJSC	760,670,000	2,049

See accompanying notes which are an integral part of the financial statements.

236 Russell Emerging Markets Fund

Russell Investment Company
Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Gazprom PJSC	961,760	2,104	Reunert, Ltd.	542,777	2,481
Gazprom PJSC - ADR	2,363,041	10,203	Sappi, Ltd. - ADR(Æ)	162,895	906
Inter RAO UES PJSC	24,626,000	1,320	Sasol, Ltd. - ADR	235,843	6,514
Lukoil PJSC - ADR(Ñ)	405,762	19,724	Shoprite Holdings, Ltd. - ADR	25,941	383
Lukoil PJSC - ADR	134,333	6,537	Standard Bank Group, Ltd.	696,439	7,389
Lukoil PJSC	39,153	1,912	Truworths International, Ltd.	5,529	29
Magnit PJSC	3,285	550	Vodacom Group, Ltd. - ADR	205,995	2,222
Magnitogorsk Iron & Steel OJSC	232,800	114	Woolworths Holdings, Ltd.	411,297	2,382
MegaFon PJSC - GDR	74,103	706			72,681
MMC Norilsk Nickel PJSC - ADR	300,719	4,533
MMC Norilsk Nickel PJSC	902	133	South Korea - 13.1%
Mobile TeleSystems PJSC - ADR	157,600	1,215	Amorepacific Corp.	5,873	1,842
Novatek OJSC	120,371	1,253	BNK Financial Group, Inc.	333,949	2,709
Novolipetsk Steel PJSC - GDR	402,930	6,522	Coway Co., Ltd.	33,672	2,635
PhosAgro PJSC - GDR	276,487	3,430	Daou Technology, Inc.	22,135	400
Rosneft PJSC - GDR	509,444	2,777	Dongbu HiTek Co., Ltd.(Æ)	75,097	1,115
Rosneft PJSC	152,090	833	Dongbu Insurance Co., Ltd.	80,150	4,979
Sberbank of Russia PJSC	1,670,700	3,891	E-MART, Inc.	3,276	465
Sberbank of Russia PJSC - ADR	1,539,822	14,588	GS Engineering & Construction Corp.
Sberbank of Russia PJSC Class T	774,500	1,797	(Æ)(Ñ)	55,050	1,285
Severstal PJSC - GDR	185,830	2,619	GS Holdings Corp.	10,525	469
Surgutneftegas OJSC	1,031,100	439	Hana Financial Group, Inc.	350,352	10,020
Surgutneftegas OJSC - ADR	131,666	565	Hankook Tire Co., Ltd.	293,281	14,145
Tatneft PJSC	168,080	939	Hanon Systems	313,770	2,927
Tatneft PJSC - ADR(Ñ)	161,077	5,391	Hanwha Corp.	6,195	202
Uralkali PJSC(Æ)	132,990	348	Hanwha Life Insurance Co., Ltd.	90,273	493
X5 Retail Group NV - GDR(Æ)	87,321	2,603	Hyosung Corp.	11,419	1,333
Yandex NV Class A(Æ)	125,500	2,471	Hyundai Department Store Co., Ltd.	2,062	212
		102,053	Hyundai Engineering & Construction
			Co., Ltd.	70,541	2,546
Singapore - 0.1%			Hyundai Marine & Fire Insurance Co.,
BOC Aviation, Ltd.(Þ)	311,703	1,703	Ltd.	73,050	2,252
Golden Agri-Resources, Ltd.	2,987,000	826	Hyundai Mobis Co., Ltd.	21,191	5,069
		2,529	Hyundai Motor Co.	18,756	2,290
			Industrial Bank of Korea	30,962	357
South Africa - 3.2%			JB Financial Group Co., Ltd.	77,550	403
African Bank Investments, Ltd.(Å)(Æ)	887,049	—	Kakao Corp.	2,555	170
AngloGold Ashanti, Ltd. - ADR(Æ)	511,330	7,026	Kangwon Land, Inc.	9,538	316
Aspen Pharmacare Holdings, Ltd.	166,458	3,626	KB Financial Group, Inc.	522,575	19,354
AVI, Ltd.	467,666	3,286	KB Financial Group, Inc. - ADR	81,600	3,018
Barclays Africa Group, Ltd. - ADR	51,365	596	KB Insurance Co., Ltd.	48,241	1,220
Bid Corp., Ltd.	125,024	2,204	KCC Corp.	10,447	3,688
Bidvest Group, Ltd. (The)	469,571	5,829	KEPCO Plant Service & Engineering
Discovery Holdings, Ltd.	292,652	2,501	Co., Ltd.	9,096	436
Exxaro Resources, Ltd.	145,038	1,067	Kia Motors Corp.	135,587	4,814
FirstRand, Ltd.	1,094,902	3,924	Korea Electric Power Corp. - ADR	155,500	3,391
Gold Fields, Ltd. - ADR	107,200	445	Korea Electric Power Corp.	117,361	5,063
Growthpoint Properties, Ltd.(ö)	94,100	175	Korea Gas Corp.	18,748	758
Harmony Gold Mining Co., Ltd.			Korea Investment Holdings Co., Ltd.	5,453	196
- ADR(Ñ)	440,455	1,396	Korea Kolmar Co., Ltd.	36,580	2,605
Investec, Ltd.	70,937	437	Korea Petrochemical Industries Co., Ltd.	6,487	1,156
Kumba Iron Ore, Ltd.(Æ)	93,864	953	KT Corp. - ADR(Ñ)	190,645	3,048
Liberty Holdings, Ltd.	16,366	141	KT Corp.	43,385	1,224
Massmart Holdings, Ltd.	109,114	946	KT&G Corp.	22,139	2,182
Mr Price Group, Ltd.	4,827	55	LG Chem, Ltd.	24,992	5,371
MTN Group, Ltd.	76,175	657	LG Corp. Class H	18,783	1,004
Naspers, Ltd. Class N	72,261	12,108	LG Electronics, Inc. Class H	18,377	768
Nedbank Group, Ltd.	92,252	1,509	LG Household & Health Care, Ltd.	4,475	3,206
Pick n Pay Stores, Ltd.(Ñ)	157,438	770	LG International Corp.	50,954	1,238
Remgro, Ltd.	29,697	493	LG Uplus Corp.	335,639	3,458
Resilient Property Income(Æ)	27,944	231	Lotte Chemical Corp.	5,983	1,505

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund 237

Russell Investment Company
Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Lotte Chilsung Beverage Co., Ltd.	2,199	2,959	Far Eastern New Century Corp.	1,200,000	928
Lotte Confectionery Co., Ltd.	21,420	3,593	Far EasTone Telecommunications Co.,
Lotte Shopping Co., Ltd.	14,962	2,983	Ltd.	447,000	1,056
NAVER Corp.	4,668	3,496	Feng TAY Enterprise Co., Ltd.	286,160	1,193
POSCO	31,212	6,493	First Financial Holding Co., Ltd.	2,138,070	1,121
Samsung Card Co., Ltd.	36,460	1,535	Formosa Chemicals & Fibre Corp.	335,000	996
Samsung Electronics Co., Ltd.	62,812	89,573	Formosa Petrochemical Corp.	483,000	1,614
Samsung Electronics Co., Ltd. - GDR(Þ)	7,812	5,511	Formosa Plastics Corp.	447,000	1,210
Samsung Electronics Co., Ltd. - GDR	13,098	8,691	Foxconn Technology Co., Ltd.	129,280	375
Samsung Fire & Marine Insurance Co.,			Fubon Financial Holding Co., Ltd.	3,420,000	4,844
Ltd.	3,572	910	Giant Manufacturing Co., Ltd.	392,951	2,782
Samsung Life Insurance Co., Ltd.	69,107	6,667	Grand Pacific Petrochemical	1,349,000	753
Shinhan Financial Group Co., Ltd.	195,211	7,512	Hermes Microvision, Inc.	4,000	177
Shinsegae, Inc.	12,616	2,048	Highwealth Construction Corp.	431,000	638
SK Holdings Co., Ltd.	1,400	273	Hiwin Technologies Corp.	208,865	920
SK Hynix, Inc.	291,282	10,380	Hon Hai Precision Industry Co., Ltd.	4,062,617	10,962
SK Innovation Co., Ltd.	29,188	3,827	Hotai Motor Co., Ltd.	15,000	175
SK Telecom Co., Ltd. - ADR	460,700	10,066	Hua Nan Financial Holdings Co., Ltd.	1,828,764	929
S-Oil Corp.	8,433	575	Innolux Corp.	5,097,000	1,719
Tongyang Life Insurance Co., Ltd.	46,027	482	Inventec Corp.	376,000	294
Woori Bank(Æ)	298,802	3,259	King Yuan Electronics Co., Ltd.(Æ)	1,804,000	1,584
		298,170	Largan Precision Co., Ltd.	137,273	16,187
			Lite-On Technology Corp.	2,160,996	3,100
Spain - 0.0%			MediaTek, Inc.	651,000	4,949
Cemex Latam Holdings SA(Æ)	244,566	909	Mega Financial Holding Co., Ltd.	2,304,000	1,575
			Micro-Star International Co., Ltd.	394,000	1,132
Sri Lanka - 0.1%			Nan Ya Plastics Corp.	213,000	443
Distilleries Co. of Sri Lanka PLC	1,196,804	1,919	Nanya Technology Corp.	868,000	1,126
			Nien Made Enterprise Co., Ltd.	78,000	902
Switzerland - 0.2%			Novatek Microelectronics Corp.	171,000	642
Coca-Cola HBC AG - ADR(Æ)	148,750	3,212	OBI Pharma, Inc.(Æ)	127,000	1,330
Dufry AG(Æ)	19,435	2,363	Pegatron Corp.	517,000	1,392
		5,575	Pou Chen Corp. Class B	588,000	795
			Powertech Technology, Inc.	835,000	2,383
Taiwan - 10.2%			President Chain Store Corp.	192,000	1,435
Advanced Semiconductor Engineering,			Quanta Computer, Inc.	161,000	325
Inc.	4,991,459	5,857	Realtek Semiconductor Corp.	784,000	2,656
Advantech Co., Ltd.	743,638	6,043	Shin Kong Financial Holding Co., Ltd.
Airtac International Group	154,850	1,234	(Æ)	4,289,000	930
Arcadyan Technology Corp.	351,000	638	SinoPac Financial Holdings Co., Ltd.	3,741,150	1,079
Asia Cement Corp.	1,163,000	1,014	Taishin Financial Holding Co., Ltd.	757,087	277
Asustek Computer, Inc.	129,000	1,128	Taiwan Cement Corp.	487,000	584
AU Optronics Corp.	6,146,000	2,336	Taiwan Cooperative Financial Holding
Catcher Technology Co., Ltd.	440,650	3,445	Co., Ltd.	2,414,990	1,059
Cathay Financial Holding Co., Ltd.	797,000	1,034	Taiwan Mobile Co., Ltd.	288,000	1,007
Chang Hwa Commercial Bank, Ltd.	2,319,280	1,185	Taiwan Semiconductor Manufacturing
Cheng Shin Rubber Industry Co., Ltd.	1,240,000	2,522	Co., Ltd.	6,834,382	40,793
China Development Financial Holding			Taiwan Semiconductor Manufacturing
Corp.	4,301,000	1,077	Co., Ltd. - ADR	1,270,109	39,500
China Life Insurance Co., Ltd.	2,126,040	1,960	Tong Yang Industry Co., Ltd.	618,000	1,437
China Steel Corp. Class H	1,893,000	1,368	Tripod Technology Corp.	1,818,888	4,297
Chin-Poon Industrial Co., Ltd.	433,000	830	Uni-President Enterprises Corp.	808,000	1,564
Chipbond Technology Corp.	2,122,000	2,930	United Microelectronics Corp.	2,153,000	804
Chunghwa Telecom Co., Ltd.	1,398,000	4,789	Win Semiconductors Corp.(Æ)	815,094	2,260
Compal Electronics, Inc.	582,000	346	Winbond Electronics Corp.	1,318,000	414
CTBC Financial Holding Co., Ltd.	2,917,080	1,571	Wistron Corp.	5,390,532	4,064
Delta Electronics, Inc.	1,131,167	5,965	YFC-Boneagle Electric Co., Ltd.	458,000	528
E Ink Holdings, Inc.	1,878,000	1,589	Yuanta Financial Holding Co., Ltd.	3,647,000	1,362
E.Sun Financial Holding Co., Ltd.	7,005,900	3,979			232,547
Eclat Textile Co., Ltd.	170,402	1,937
Elite Material Co., Ltd.	419,000	1,169

See accompanying notes which are an integral part of the financial statements.

238 Russell Emerging Markets Fund

Russell Investment Company
Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Thailand - 2.3%			MHP SA - GDR	492,639	4,656
Airports of Thailand PCL	30,900	336			9,869
Bangkok Bank PCL	838,900	3,807
Bangkok Dusit Medical Services PCL			United Arab Emirates - 0.6%
Class F	728,900	474	Air Arabia PJSC	2,388,160	845
BEC World PCL	2,524,702	1,477	Aldar Properties PJSC	7,233,129	5,193
Central Pattana PCL	1,800,017	2,876	DAMAC Properties Dubai Co. PJSC	1,833,974	1,097
Charoen Pokphand Foods PCL	2,666,200	2,395	DP World, Ltd.	106,800	1,917
CP ALL PCL	309,100	536	Dubai Investments PJSC	1,677,987	918
Intouch Holdings PCL	141,400	214	Dubai Islamic Bank PJSC	1,121,466	1,600
Kasikornbank PCL	1,247,087	6,117	Emaar Properties PJSC	685,100	1,298
Krung Thai Bank PCL	1,813,300	890			12,868
Pruksa Real Estate PCL	2,991,199	1,972
PTT Exploration & Production PCL(Ñ)	1,550,103	3,663	United Kingdom - 0.4%
PTT PCL	904,000	8,890	BGEO Group PLC	231,789	8,372
Siam Cement PCL (The)	14,100	203	TBC Bank Group PLC(Æ)	58,930	930
Siam Commercial Bank PCL (The)	1,118,300	4,576			9,302
Star Petroleum Refining PCL	4,069,700	1,463
Supalai PCL	1,605,200	1,117	United States - 0.3%
Thai Beverage PCL	943,600	654	edita food industries SAE(Æ)	79,977	561
Thai Oil PCL	597,600	1,195	Gran Tierra Energy, Inc.(Æ)	409,540	1,197
Thai Union Group PCL Class F	5,529,514	3,425	MercadoLibre, Inc.	12,300	2,066
Thai Union Group PCL	493,600	306	Samsonite International SA	848,825	2,670
Thanachart Capital PCL	1,445,100	1,629			6,494
Tisco Financial Group PCL	2,002,640	2,959
TMB Bank PCL	10,515,000	630	Vietnam - 0.3%
		51,804	Hoa Phat Group JSC	811,279	1,481
			Military Commercial Joint Stock
Togo - 0.0%			Bank(Æ)	2,101,459	1,346
Ecobank Transnational, Inc.	25,971,762	882	Mobile World Investment Corp.	566,080	3,678
			PetroVietnam Drilling & Well Services
Turkey - 2.0%			JSC - ADR(Æ)	1,065,330	1,146
Akbank TAS	1,990,077	5,294			7,651
Anadolu Efes Biracilik Ve Malt Sanayii
AS	249,754	1,527	Virgin Islands, British - 0.1%
Arcelik AS	207,079	1,366	Arcos Dorados Holdings, Inc. Class
Emlak Konut Gayrimenkul Yatirim			A(Æ)	484,793	2,982
Ortakligi AS(ö)	4,279,446	4,347	Mail.Ru Group, Ltd. - GDR(Æ)	1,849	30
Enka Insaat ve Sanayi AS	1,890,150	2,876			3,012
Ford Otomotiv Sanayi AS	194,035	1,978
GSD Holding AS	260,524	81	Total Common Stocks
Haci Omer Sabanci Holding AS	1,810,118	5,448	(cost $1,909,466)		2,087,472
Koza Altin Isletmeleri AS(Æ)	22,734	128

TAV Havalimanlari Holding AS	649,058	2,653	Preferred Stocks - 1.8%
Tekfen Holding AS	790,833	2,000	Brazil - 1.3%
Torunlar Gayrimenkul Yatirim Ortakligi			Banco do Estado do Rio Grande do Sul
AS(ö)	120,316	190	SA(Æ)	303,611	1,293
Trakya Cam Sanayii AS	209,541	172	Braskem SA	299,900	2,656
Tupras Turkiye Petrol Rafinerileri AS	107,843	2,191	Centrais Eletricas Brasileiras SA(Æ)	96,100	823
Turkcell Iletisim Hizmetleri AS -			Cia Energetica de Minas Gerais	356,067	1,088
ADR(Æ)(Ñ)	134,691	1,080	Gerdau SA	1,054,300	3,640
Turkiye Garanti Bankasi AS	456,970	1,240	Itau Unibanco Holding SA	771,390	9,280
Turkiye Halk Bankasi AS	2,195,783	6,634	Lojas Americanas SA	382,408	2,480
Turkiye Is Bankasi Class C	1,441,166	2,328	Metalurgica Gerdau SA(Æ)	1,338,900	1,992
Turkiye Vakiflar Bankasi TAO Class D	1,156,092	1,702	Petroleo Brasileiro SA(Æ)	611,800	3,391
Yapi ve Kredi Bankasi AS(Æ)	1,789,292	2,129	Vale SA(Æ)	537,720	3,475
		45,364			30,118

Ukraine - 0.4%			Colombia - 0.1%
Kernel Holding SA	325,485	5,213	Banco Davivienda SA	100,774	1,026

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund 239

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Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)					Amounts in thousands (except share amounts)
	Principal		Fair			Principal		Fair
	Amount ($)		Value			Amount ($)		Value
	or Shares		$			or Shares		$
Bancolombia SA	24,170		229		0.170% due 12/01/16 (~)(§)	1,800		1,800
			1,255
					0.238% due 12/22/16 (~)(§)	1,000		1,000
Russia - 0.1%					0.345% due 02/02/17 (~)(§)	2,900		2,897
Surgutneftegas OJSC	2,442,000		1,106					99,313
Transneft PJSC	328		786		Total Short-Term Investments
			1,892
					(cost $99,310)			99,313
South Korea - 0.3%
Samsung Electronics Co., Ltd.	5,923		6,789		Other Securities - 2.1%
Samsung Fire & Marine Insurance Co.,					Russell U.S. Cash Collateral Fund(×)	48,769,437	(8)	48,769
Ltd.	1,226		203		Total Other Securities
			6,992		(cost $48,769)			48,769

Total Preferred Stocks					Total Investments 100.6%
(cost $30,627)			40,257		(identified cost $2,098,495)			2,291,869

Certificates of Participation - 0.5%
Netherlands - 0.4%					Other Assets and Liabilities, Net
JPMorgan Structured Products BV				-	(0.6%)			(12,879)
Zero coupon due 08/14/17	474,479		2,700		Net Assets - 100.0%			2,278,990
Series 0001
Zero coupon due 05/16/17	179,478		2,362
Zero coupon due 07/02/18	18,453		1,761
Series 0002
Zero coupon due 07/02/18	176,726		2,245
			9,068
United Kingdom - 0.1%
HSBC Bank PLC
Series 0008
Zero coupon due 09/09/19	51,700		2,266

Total Certificates of Participation
(cost $6,419)			11,334

Warrants & Rights - 0.2%
Australia - 0.1%
FPT Corp.(Æ)
2018 Warrants	890,150		1,733

Netherlands - 0.1%
Bharat Forge, Ltd.(Æ)(Þ)
2019 Warrants	13,707		181
Grasim Industries, Ltd.(Æ)
2017 Warrants	176,726		2,554
2019 Warrants	7,660		110
TTK Prestige, Ltd.(Æ)(Þ)
2017 Warrants	1,529		146
			2,991

Total Warrants & Rights
(cost $3,904)			4,724

Short-Term Investments - 4.4%
United States - 4.4%
Russell U.S. Cash Management Fund	93,597,022	(8)	93,616
United States Treasury Bills

See accompanying notes which are an integral part of the financial statements.

240 Russell Emerging Markets Fund

Russell Investment Company
Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2016

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)
			Principal		Cost per	Cost	Fair Value
% of Net Assets	Acquisition		Amount ($)		Unit	(000)	(000)
Securities	Date		or shares		$	$	$
0.2%
African Bank Investments, Ltd.	02/22/13	ZAR	887,049		1.86	1,651	—
China Forestry Holdings Co., Ltd.	07/26/10	HKD	871,100		0.43	372	—
China Merchants Shekou Industrial Zone Holdings Co., Ltd.	01/04/16	CNY	345,419		2.91	1,005	863
China Metal Recycling Holdings, Ltd.	11/16/12	HKD	335,400		1.01	339	—
Kaisa Group Holdings, Ltd.	09/04/14	HKD	3,280,000		0.38	1,261	596
Real Gold Mining, Ltd.	04/26/10	HKD	463,232		1.60	741	—
Tianhe Chemicals Group, Ltd.	06/13/14	HKD	25,778,000		0.23	5,886	2,327
							3,793
For a description of restricted securities see note 8 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
						Unrealized
						Appreciation
	Number of		Notional		Expiration	(Depreciation)
	Contracts		Amount		Date		$
Long Positions
BIST 30 Index Futures		810	TRY	7,839	12/16		(29)
BOLSA Index Futures		200	MXN	95,400	12/16		93
FTSE/JSE Top 40 Futures		260	ZAR	115,159	12/16		(339)
Hang Seng Index Futures		149	HKD	170,642	11/16		(553)
H-Shares Index Futures		359	HKD	171,871	11/16		(412)
KOSPI2 Index Futures		268	KRW	34,371,000	12/16		(368)
MSCI Emerging Markets Mini Index Futures		283	USD	12,785	12/16		(219)
MSCI Taiwan Index Futures		1,136	USD	39,715	11/16		(257)
SGX Nifty 50 Index		1,385	USD	23,833	11/16		(316)
Short Positions
MSCI Emerging Markets Mini Index Futures		772	USD	34,875	12/16		403
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							(1,997)

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	387	HKD	3,000	12/21/16	—
Bank of America	USD	2,581	HKD	20,000	12/21/16	(2)
Bank of America	USD	2,967	HKD	23,000	12/21/16	(1)
Bank of America	USD	11,143	INR	750,400	12/21/16	30
Bank of America	USD	11,427	INR	769,500	12/21/16	31
Bank of America	USD	6,092	KRW	6,670,000	12/21/16	(264)
Bank of America	USD	6,298	KRW	6,895,000	12/21/16	(272)
Bank of America	USD	2,109	TRY	6,341	12/21/16	(81)
Bank of America	HKD	6,000	USD	774	12/21/16	—
Bank of America	HKD	10,000	USD	1,290	12/21/16	—
Bank of America	HKD	10,000	USD	1,290	12/21/16	—
Bank of America	HKD	15,000	USD	1,935	12/21/16	—
Bank of America	HKD	20,000	USD	2,581	12/21/16	2
Bank of America	KRW	3,000,000	USD	2,658	12/21/16	37
Bank of America	MXN	10,000	USD	502	12/21/16	(24)
Bank of America	MXN	10,000	USD	534	12/21/16	8
Bank of America	TRY	600	USD	197	12/21/16	5
Bank of America	TRY	1,000	USD	321	12/21/16	1

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund 241

Russell Investment Company
Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	ZAR	10,000	USD	725	12/21/16	(10)
Bank of America	ZAR	10,000	USD	714	12/21/16	(20)
Bank of America	ZAR	20,000	USD	1,413	12/21/16	(56)
Bank of America	ZAR	20,000	USD	1,436	12/21/16	(33)
Bank of New York	HKD	10,000	USD	1,290	12/21/16	—
Barclays	USD	2,685	MYR	11,136	12/15/16	(35)
Barclays	HKD	70,087	USD	9,044	12/15/16	4
BNP Paribas	USD	5,484	HKD	42,500	12/21/16	(2)
BNP Paribas	USD	6,925	HKD	53,669	12/21/16	(3)
BNP Paribas	USD	4,317	IDR	56,894,160	12/15/16	21
BNP Paribas	USD	1,585	KRW	1,782,752	12/15/16	(27)
BNP Paribas	USD	6,629	MXN	122,548	12/15/16	(175)
BNP Paribas	USD	1,093	MXN	20,424	12/21/16	(18)
BNP Paribas	USD	8,235	MYR	33,443	12/15/16	(280)
BNP Paribas	USD	4,753	ZAR	66,955	12/15/16	170
BNP Paribas	USD	2,103	ZAR	30,005	12/21/16	100
BNP Paribas	USD	8,411	ZAR	120,000	12/21/16	401
BNP Paribas	ARS	42,481	USD	2,677	12/15/16	(54)
BNP Paribas	HUF	1,098,909	USD	3,972	12/15/16	63
BNP Paribas	TRY	1,700	USD	566	12/21/16	23
Brown Brothers Harriman	USD	2,337	HKD	18,121	11/01/16	—
Brown Brothers Harriman	USD	333	TRY	1,000	12/21/16	(13)
Brown Brothers Harriman	USD	1,850	ZAR	26,000	12/21/16	60
Brown Brothers Harriman	HKD	128	USD	17	11/01/16	—
Brown Brothers Harriman	HKD	1,106	USD	143	11/01/16	—
Brown Brothers Harriman	HKD	3,000	USD	387	12/21/16	—
Brown Brothers Harriman	PLN	473	USD	120	11/02/16	(1)
Brown Brothers Harriman	RON	506	USD	123	11/02/16	—
Brown Brothers Harriman	ZAR	40,580	USD	2,933	11/02/16	(78)
Citigroup	USD	2,194	HKD	17,014	12/15/16	—
Citigroup	USD	1,727	HUF	469,018	12/15/16	(59)
Citigroup	USD	1,011	PLN	3,869	12/15/16	(26)
Citigroup	USD	2,149	PLN	8,289	12/15/16	(38)
Citigroup	USD	10,168	ZAR	144,197	12/15/16	435
Citigroup	HKD	6,522	USD	842	12/15/16	—
Citigroup	HKD	10,000	USD	1,290	12/21/16	—
Citigroup	MXN	47,808	USD	2,521	11/03/16	(8)
Citigroup	RON	402	USD	98	11/01/16	—
Citigroup	RUB	443,531	USD	7,082	11/22/16	122
Citigroup	TRY	600	USD	191	12/21/16	(1)
Citigroup	TRY	1,000	USD	332	12/21/16	13
Citigroup	ZAR	5,000	USD	349	12/21/16	(18)
Goldman Sachs	USD	7,002	BRL	22,274	11/03/16	(24)
Goldman Sachs	USD	240	HKD	1,858	12/21/16	—
Goldman Sachs	USD	2,153	HKD	16,684	12/21/16	(1)
Goldman Sachs	USD	840	KRW	954,466	12/15/16	(6)
Goldman Sachs	USD	1,048	KRW	1,203,277	12/15/16	3
Goldman Sachs	USD	4,405	KRW	4,901,794	12/15/16	(121)
Goldman Sachs	USD	290	MXN	5,637	12/21/16	7
Goldman Sachs	BRL	22,274	USD	6,962	11/03/16	(16)
Goldman Sachs	KRW	4,988,805	USD	4,423	12/15/16	63
Goldman Sachs	MXN	19,447	USD	1,024	12/15/16	—
Goldman Sachs	TRY	316	USD	103	12/21/16	2
Goldman Sachs	TRY	586	USD	195	12/21/16	8
Goldman Sachs	ZAR	2,950	USD	214	12/21/16	(3)
HSBC	USD	3,181	BRL	10,000	11/03/16	(48)

See accompanying notes which are an integral part of the financial statements.

242 Russell Emerging Markets Fund

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Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
HSBC	USD	5,485	HKD	42,500	12/21/16	(3)
HSBC	USD	6,926	HKD	53,669	12/21/16	(4)
HSBC	USD	1,151	IDR	15,100,394	12/15/16	1
HSBC	USD	4,456	INR	300,000	12/21/16	11
HSBC	USD	7,027	KRW	8,000,000	12/21/16	(36)
HSBC	USD	1,092	MXN	20,424	12/21/16	(18)
HSBC	USD	2,102	ZAR	30,005	12/21/16	101
HSBC	USD	8,406	ZAR	120,000	12/21/16	405
HSBC	BRL	10,000	USD	3,144	11/03/16	11
HSBC	HKD	7,911	USD	1,020	12/15/16	—
HSBC	INR	125,000	USD	1,860	12/21/16	(1)
HSBC	INR	130,000	USD	1,931	12/21/16	(5)
HSBC	KRW	1,000,000	USD	896	12/21/16	22
HSBC	KRW	3,000,000	USD	2,640	12/21/16	19
Morgan Stanley	USD	7,099	BRL	22,274	11/03/16	(121)
Morgan Stanley	USD	1,614	COP	4,685,127	12/15/16	(67)
Morgan Stanley	USD	2,157	HKD	16,721	12/15/16	—
Morgan Stanley	BRL	22,274	USD	7,002	11/03/16	24
Morgan Stanley	BRL	6,674	USD	2,116	12/02/16	43
Morgan Stanley	BRL	22,274	USD	7,037	12/02/16	119
Morgan Stanley	HKD	21,619	USD	2,790	12/15/16	1
Morgan Stanley	ZAR	12,195	USD	840	12/15/16	(56)
Morgan Stanley	ZAR	12,229	USD	872	12/15/16	(27)
National Australia Bank	USD	6,926	HKD	53,669	12/21/16	(4)
National Australia Bank	USD	1,094	MXN	20,424	12/21/16	(19)
National Australia Bank	USD	2,105	ZAR	30,005	12/21/16	99
National Australia Bank	USD	8,417	ZAR	120,000	12/21/16	395
Nomura	IDR	10,593,939	USD	809	12/15/16	1
Nomura	INR	56,680	USD	843	12/15/16	(2)
Nomura	MYR	2,395	USD	569	12/15/16	(1)
Royal Bank of Canada	USD	9,821	BRL	31,240	11/03/16	(34)
Royal Bank of Canada	USD	22,571	BRL	71,800	11/03/16	(77)
Royal Bank of Canada	USD	22,788	BRL	72,500	11/03/16	(75)
Royal Bank of Canada	USD	9,735	BRL	31,240	12/02/16	(31)
Royal Bank of Canada	USD	22,374	BRL	71,800	12/02/16	(71)
Royal Bank of Canada	USD	6,925	HKD	53,669	12/21/16	(3)
Royal Bank of Canada	USD	1,095	MXN	20,424	12/21/16	(20)
Royal Bank of Canada	USD	1,000	TRY	3,000	12/21/16	(41)
Royal Bank of Canada	USD	2,110	ZAR	30,005	12/21/16	94
Royal Bank of Canada	USD	8,438	ZAR	120,000	12/21/16	375
Royal Bank of Canada	BRL	31,240	USD	9,819	11/03/16	32
Royal Bank of Canada	BRL	71,800	USD	22,568	11/03/16	74
Royal Bank of Canada	BRL	72,500	USD	22,791	11/03/16	78
Royal Bank of Canada	BRL	72,500	USD	22,592	12/02/16	71
Royal Bank of Canada	HKD	20,000	USD	2,580	12/21/16	1
Royal Bank of Canada	MXN	10,000	USD	530	12/21/16	4
Royal Bank of Canada	TRY	1,000	USD	331	12/21/16	12
Royal Bank of Canada	ZAR	20,000	USD	1,386	12/21/16	(83)
Royal Bank of Scotland	USD	3,541	CLP	2,377,164	12/15/16	87
Royal Bank of Scotland	ARS	12,931	USD	819	12/15/16	(12)
Royal Bank of Scotland	ARS	26,020	USD	1,639	12/15/16	(34)
Royal Bank of Scotland	CLP	2,377,164	USD	3,536	12/15/16	(92)
Royal Bank of Scotland	TRY	2,600	USD	859	12/15/16	26
Standard Chartered	USD	1,449	IDR	19,454,550	12/15/16	34
Standard Chartered	USD	1,893	INR	127,220	12/15/16	3
Standard Chartered	USD	15,125	INR	1,017,865	12/15/16	43

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund 243

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Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Standard Chartered	KRW	37,052,237	USD	33,816	12/15/16	1,437
Standard Chartered	MXN	15,077	USD	803	12/15/16	9
State Street	USD	47	BRL	149	11/01/16	—
State Street	USD	51	BRL	163	11/01/16	—
State Street	USD	110	BRL	349	11/01/16	—
State Street	USD	299	BRL	947	11/01/16	(2)
State Street	USD	33	BRL	106	11/03/16	—
State Street	USD	63	BRL	200	11/03/16	—
State Street	USD	6,527	BRL	21,240	11/03/16	127
State Street	USD	11,002	BRL	35,000	11/03/16	(38)
State Street	USD	11,202	BRL	35,000	11/03/16	(238)
State Street	USD	11,370	BRL	37,000	11/03/16	221
State Street	USD	13	BRL	41	11/04/16	—
State Street	USD	546	HKD	4,232	11/02/16	—
State Street	USD	14,187	HKD	110,000	12/21/16	1
State Street	USD	189	KRW	215,849	11/01/16	(1)
State Street	USD	2,126	MXN	40,000	12/21/16	(21)
State Street	USD	152	THB	5,339	11/01/16	1
State Street	USD	173	TRY	536	11/01/16	—
State Street	USD	832	TRY	2,500	12/21/16	(32)
State Street	USD	1,123	TRY	3,500	12/21/16	(3)
State Street	USD	3,921	ZAR	55,000	12/21/16	118
State Street	BRL	19	USD	6	11/03/16	—
State Street	BRL	200	USD	63	11/03/16	1
State Street	BRL	35,000	USD	11,202	11/03/16	236
State Street	BRL	35,000	USD	11,002	11/03/16	38
State Street	BRL	37,500	USD	11,524	11/03/16	(225)
State Street	CZK	7,008	USD	284	11/02/16	(1)
State Street	HKD	155	USD	20	11/01/16	—
State Street	HKD	1,406	USD	181	11/01/16	—
State Street	HKD	271	USD	35	11/02/16	—
State Street	HKD	3,444	USD	444	11/02/16	—
State Street	HKD	25,000	USD	3,224	12/21/16	—
State Street	IDR	7,271,848	USD	557	11/02/16	—
State Street	IDR	3,239,815	USD	248	11/03/16	—
State Street	MXN	439	USD	23	11/01/16	—
State Street	MXN	47,928	USD	2,529	11/03/16	(7)
State Street	MXN	10,256	USD	543	11/04/16	1
State Street	MYR	3,817	USD	907	11/02/16	(3)
State Street	PHP	7,878	USD	162	11/02/16	—
State Street	PLN	44	USD	11	11/02/16	—
State Street	THB	3,861	USD	110	11/02/16	—
State Street	THB	27,638	USD	789	11/02/16	—
State Street	ZAR	875	USD	63	11/01/16	(2)
UBS	HKD	5,000	USD	645	12/21/16	—
UBS	MXN	5,000	USD	257	12/21/16	(7)
UBS	TRY	2,000	USD	665	12/21/16	27
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						2,677

Total Return Swap Contracts (*)
Amounts in thousands
		Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Amount		Date	$
Bovespa Future Index	Goldman Sachs	BRL	9,713	12/14/16	53
Bovespa Future Index	Goldman Sachs	BRL	20,392	12/14/16	424
Bovespa Future Index	Goldman Sachs	BRL	31,586	12/14/16	(117)

See accompanying notes which are an integral part of the financial statements.

244 Russell Emerging Markets Fund

Russell Investment Company
Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2016

Total Return Swap Contracts (*)
Amounts in thousands
		Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Amount		Date	$
Bovespa Future Index	Goldman Sachs	BRL	38,931	12/14/16	(809)
Total Fair Value of Open Total Return Swap Contracts Premiums Paid (Received) - $— (å)					(449)

(*) Total return swaps (which includes index swaps) are agreements between counterparties to exchange cash flows, one based on a market-linked returns of an individual asset or a basket of assets (i.e. an index), and the other on a fixed or floating rate. The floating rate fees were all based on the total return of underlying security at termination.

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Common Stocks
Argentina	$25,465	$—	$—	$—	$25,465	1.1
Bangladesh	—	8,182	—	—	8,182	0.4
Bermuda	3,297	371	—	—	3,668	0.2
Brazil	172,453	—	—	—	172,453	7.6
Cambodia	—	2,848	—	—	2,848	0.1
Cayman Islands	25,332	10,958	—	—	36,290	1.6
Chile	9,123	7,859	—	—	16,982	0.8
China	90,900	270,257	2,923	—	364,080	16.0
Colombia	5,194	—	—	—	5,194	0.2
Cyprus	—	1,416	—	—	1,416	0.1
Czech Republic	—	3,191	—	—	3,191	0.1
Egypt	1,540	9,068	—	—	10,608	0.5
Greece	—	4,879	—	—	4,879	0.2
Guernsey	—	4,548	—	—	4,548	0.2
Hong Kong	17,181	101,688	826	—	119,695	5.3
Hungary	—	12,169	—	—	12,169	0.5
India	31,127	173,003	—	—	204,130	9.0
Indonesia	—	32,946	—	—	32,946	1.5
Jersey	—	2,495	—	—	2,495	0.1
Kazakhstan	855	—	—	—	855	—*
Kenya	—	2,501	—	—	2,501	0.1
Kuwait	—	4,759	—	—	4,759	0.2
Luxembourg	3,252	—	—	—	3,252	0.1
Macao	—	12,263	—	—	12,263	0.5
Malaysia	—	14,502	—	—	14,502	0.6
Malta	—	523	—	—	523	—*
Mexico	78,575	—	—	—	78,575	3.4
Morocco	—	1,886	—	—	1,886	0.1
Netherlands	7,928	1,988	—	—	9,916	0.4
Nigeria	402	10,831	—	—	11,233	0.5
Pakistan	—	20,145	—	—	20,145	0.9
Peru	8,680	—	—	—	8,680	0.4
Philippines	—	8,649	—	—	8,649	0.4

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2016

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Poland	—	5,981	—	—	5,981	0.3
Qatar	—	4,726	—	—	4,726	0.2
Romania	—	4,158	—	—	4,158	0.2
Russia	48,685	53,368	—	—	102,053	4.5
Singapore	—	2,529	—	—	2,529	0.1
South Africa	8,867	63,814	—	—	72,681	3.2
South Korea	25,034	273,136	—	—	298,170	13.1
Spain	909	—	—	—	909	—*
Sri Lanka	—	—	1,919	—	1,919	0.1
Switzerland	—	5,575	—	—	5,575	0.2
Taiwan	39,500	193,047	—	—	232,547	10.2
Thailand	—	51,804	—	—	51,804	2.3
Togo	—	882	—	—	882	—*
Turkey	1,080	44,284	—	—	45,364	2.0
Ukraine	4,656	5,213	—	—	9,869	0.4
United Arab Emirates	—	12,868	—	—	12,868	0.6
United Kingdom	930	8,372	—	—	9,302	0.4
United States	3,824	2,670	—	—	6,494	0.3
Vietnam	—	7,651	—	—	7,651	0.3
Virgin Islands, British	3,012	—	—	—	3,012	0.1
Preferred Stocks	31,373	8,884	—	—	40,257	1.8
Certificates of Participation	—	11,334	—	—	11,334	0.5
Warrants & Rights	—	4,724	—	—	4,724	0.2
Short-Term Investments	—	5,697	—	93,616	99,313	4.4
Other Securities	—	—	—	48,769	48,769	2.1
Total Investments	649,174	1,494,642	5,668	142,385	2,291,869	100.6
Other Assets and Liabilities, Net						(0.6)
						100.0

Other Financial Instruments
Assets
Futures Contracts	496	—	—	—	496	—*
Foreign Currency Exchange Contracts	40	5,972	—	—	6,012	0.3
Total Return Swap Contracts	—	477	—	—	477	—*
A
Liabilities
Futures Contracts	(2,493)	—	—	—	(2,493)	(0.1)
Foreign Currency Exchange Contracts	(142)	(3,193)	—	—	(3,335)	(0.1)
Total Return Swap Contracts	—	(926)	—	—	(926)	(—)*
Total Other Financial Instruments**	$(2,099)	$2,330	$—	$—	$231

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.

See accompanying notes which are an integral part of the financial statements.

246 Russell Emerging Markets Fund

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Schedule of Investments, continued — October 31, 2016

(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2016 were less than 1% of net assets.

Amounts in thousands
Fair Value
Sector Exposure	$
Consumer Discretionary	261,674
Consumer Staples	160,380
Energy	210,800
Financial Services	585,800
Health Care	45,104
Materials and Processing	174,938
Producer Durables	83,879
Technology	437,755
Utilities	167,399
Certificates of Participation	11,334
Warrants and Rights	4,724
Short-Term Investments	99,313
Other Securities	48,769
Total Investments	2,291,869

See accompanying notes which are an integral part of the financial statements.

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Fair Value of Derivative Instruments — October 31, 2016

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$6,012
Variation margin on futures contracts*	496	—
Total return swap contracts, at fair value	477	—
Total	$973	$6,012

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$2,493	$—
Unrealized depreciation on foreign currency exchange contracts	—	3,335
Total return swap contracts, at fair value	926	—
Total	$3,419	$3,335
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$344	$—
Total return swap contracts	(4,664)	—
Foreign currency-related transactions**	—	1,105
Total	$(4,320)	$1,105

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(3,461)	$—
Total return swap contracts	2	—
Foreign currency-related transactions***	—	2,493
Total	$(3,459)	$2,493

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

248 Russell Emerging Markets Fund

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Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2016

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
					Gross	Net Amounts
			Amounts			of Assets
			Gross	Offset in the	Presented in
			Amounts of	Statement of	the Statement
			Recognized		Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets		Assets	Liabilities		Liabilities
Securities on Loan*	Investments, at fair value		$47,387	$	— $	47,387
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts		6,012		—	6,012
Futures Contracts	Variation margin on futures contracts		17,378		—	17,378
Total Return Swap Contracts	Total return swap contracts, at fair value		477		—	477
Total Financial and Derivative Assets			71,254		—	71,254
Financial and Derivative Assets not subject to a netting agreement			(17,378)		—	(17,378)
Total Financial and Derivative Assets subject to a netting agreement			$53,876	$	— $	53,876

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
			Gross Amounts Not Offset in
			the Statement of Assets and
			Liabilities

		Net Amounts
		of Assets
		Presented in
		the Statement	Financial and
		of Assets and	Derivative		Collateral
Counterparty		Liabilities	Instruments		Received^	Net Amount
Bank of America		$114	$114		$—	$—
Barclays		22,184	4		22,180	—
BNP Paribas		778	278		—	500
Brown Brothers Harriman		60	13		—	47
Citigroup		7,814	135		7,245	434
Credit Suisse		6,125	—		6,125	—
Deutsche Bank		1,333	—		1,333	—
Fidelity		1,088	—		1,088	—
Goldman Sachs		5,278	560		4,718	—
HSBC		571	115		—	456
JPMorgan Chase		2,022	—		2,022	—
Merrill Lynch		1,027	—		1,027	—
Morgan Stanley		1,601	187		1,414	—
National Australia Bank		493	22		—	471
Nomura		1	—		—	1
Royal Bank of Canada		739	434		—	305
Royal Bank of Scotland		113	113		—	—
Standard Chartered		1,529	—		—	1,529
State Street		744	518		—	226
UBS		262	7		235	20
Total		$53,876	$2,500		$47,387	$3,989

See accompanying notes which are an integral part of the financial statements.

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Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2016

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
				Gross	Net Amounts
				Amounts	of Liabilities
			Gross	Offset in the	Presented in
			Amounts of	Statement of	the Statement
			Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities		Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts		$453	$—	$453
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts		3,335	—	3,335
Total Return Swap Contracts	Total return swap contracts, at fair value		926	—	926
Total Financial and Derivative Liabilities			4,714	—	4,714
Financial and Derivative Liabilities not subject to a netting agreement			(453)	—	(453)
Total Financial and Derivative Liabilities subject to a netting agreement			$4,261	$—	$4,261

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
			Gross Amounts Not Offset in
			the Statement of Assets and
			Liabilities

		Net Amounts
		of Liabilities
		Presented in
		the Statement	Financial and
		of Assets and	Derivative	Collateral
Counterparty		Liabilities	Instruments	Pledged^	Net Amount
Bank of America		$764	$114	$—	$650
Barclays		36	4	—	32
BNP Paribas		562	278	—	284
Brown Brothers Harriman		92	13	—	79
Citigroup		149	135	—	14
Goldman Sachs		1,097	560	200	337
HSBC		115	115	—	—
Morgan Stanley		271	187	—	84
National Australia Bank		22	22	—	—
Royal Bank of Canada		434	434	—	—
Royal Bank of Scotland		138	113	—	25
State Street		574	518	—	56
UBS		7	7	—	—
Total		$4,261	$2,500	$200	$1,561

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

250 Russell Emerging Markets Fund

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Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$2,098,495
Investments, at fair value(*)(>)	2,291,869
Cash (restricted)(a)(b)	4,300
Deposit with foreign regulatory agency	7
Foreign currency holdings(^)	15,644
Unrealized appreciation on foreign currency exchange contracts	6,012
Receivables:
Dividends and interest	1,652
Dividends from affiliated Russell funds	32
Investments sold	27,458
Fund shares sold	1,940
Foreign capital gains taxes recoverable	46
Variation margin on futures contracts	17,378
Total return swap contracts, at fair value(8)	477
Total assets	2,366,815

Liabilities
Payables:
Due to custodian	2,532
Due to broker (f)(g)	2,372
Investments purchased	21,031
Fund shares redeemed	1,695
Accrued fees to affiliates	2,600
Other accrued expenses	779
Variation margin on futures contracts	453
Deferred capital gains tax liability	3,333
Unrealized depreciation on foreign currency exchange contracts	3,335
Payable upon return of securities loaned	48,769
Total return swap contracts, at fair value(8)	926
Total liabilities	87,825
Commitments and Contingencies (1)

Net Assets	$2,278,990

(1) See note 9 in the Notes to Financial Statements for a detailed description of commitments and contingencies.

See accompanying notes which are an integral part of the financial statements.

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Statement of Assets and Liabilities, continued — October 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$6,624
Accumulated net realized gain (loss)	(249,167)
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	190,041
Futures contracts	(1,997)
Total return swap contracts	(449)
Foreign currency-related transactions	2,367
Shares of beneficial interest	1,369
Additional paid-in capital	2,330,202
Net Assets	$2,278,990

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$16.51
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$17.52
Class A — Net assets	$17,352,755
Class A — Shares outstanding ($.01 par value)	1,050,947
Net asset value per share: Class C(#)	$15.30
Class C — Net assets	$17,641,220
Class C — Shares outstanding ($.01 par value)	1,153,094
Net asset value per share: Class E(#)	$16.57
Class E — Net assets	$34,786,438
Class E — Shares outstanding ($.01 par value)	2,099,556
Net asset value per share: Class R6(#)	$16.68
Class R6 — Net assets	$240,019
Class R6 — Shares outstanding ($.01 par value)	14,390
Net asset value per share: Class S(#)	$16.65
Class S — Net assets	$ 1,709,493,340
Class S — Shares outstanding ($.01 par value)	102,691,775
Net asset value per share: Class Y(#)	$16.68
Class Y — Net assets	$499,476,232
Class Y — Shares outstanding ($.01 par value)	29,936,931
Amounts in thousands
(^) Foreign currency holdings - cost	$15,834
(*) Securities on loan included in investments	$47,387
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$142,385
(8) Total return swap contracts - premiums paid (received)	$—

(a) Cash Collateral for Futures	$4,100
(b) Cash Collateral for Swaps	$200
(c) Due to Broker for Futures	$372
(d) Due to Broker for Swaps	$2,000
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

252 Russell Emerging Markets Fund

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Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Dividends	$58,343
Dividends from affiliated Russell funds	257
Interest	69
Securities lending income (net)	1,093
Less foreign taxes withheld	(6,214)
Total investment income	53,548

Expenses
Advisory fees	24,612
Administrative fees	1,034
Custodian fees (1)	2,018
Distribution fees - Class A	40
Distribution fees - Class C	131
Transfer agent fees - Class A	32
Transfer agent fees - Class C	35
Transfer agent fees - Class E	69
Transfer agent fees - Class R6	—**
Transfer agent fees - Class S	3,185
Transfer agent fees - Class Y	21
Professional fees	258
Registration fees	125
Shareholder servicing fees - Class C	44
Shareholder servicing fees - Class E	86
Trustees’ fees	67
Printing fees	265
Miscellaneous	52
Expenses before reductions	32,074
Expense reductions	(430)
Net expenses	31,644
Net investment income (loss)	21,904

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	(141,514)
Futures contracts	344
Total return swap contracts	(4,664)
Foreign currency-related transactions	(1,518)
Net realized gain (loss)	(147,352)
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	323,982
Futures contracts	(3,461)
Total return swap contracts	2
Foreign currency-related transactions	1,971
Net change in unrealized appreciation (depreciation)	322,494
Net realized and unrealized gain (loss)	175,142
Net Increase (Decrease) in Net Assets from Operations	$197,046

** Less than $500.
(1) Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 10 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$21,904	$24,293
Net realized gain (loss)	(147,352)	(57,539)
Net change in unrealized appreciation (depreciation)	322,494	(422,801)
Net increase (decrease) in net assets from operations	197,046	(456,047)

Distributions
From net investment income
Class A	—	(254)
Class C	—	(143)
Class E	—	(575)
Class S	(1,970)	(31,776)
Class Y	(1,811)	(10,628)
From net realized gain
Class A	—	(308)
Class C	—	(426)
Class E	—	(706)
Class S	—	(31,455)
Class Y	—	(9,279)
Net decrease in net assets from distributions	(3,781)	(85,550)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(262,169)	(94,667)
Total Net Increase (Decrease) in Net Assets	(68,904)	(636,264)

Net Assets
Beginning of period	2,347,894	2,984,158
End of period	$2,278,990	$2,347,894
Undistributed (overdistributed) net investment income included in net assets	$6,624	$(29,319)

See accompanying notes which are an integral part of the financial statements.

254 Russell Emerging Markets Fund

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Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	223	$3,275	250	$4,259
Proceeds from reinvestment of distributions	—	—	33	555
Payments for shares redeemed	(296)	(4,339)	(369)	(6,261)
Net increase (decrease)	(73)	(1,064)	(86)	(1,447)
Class C
Proceeds from shares sold	113	1,567	196	3,098
Proceeds from reinvestment of distributions	—	—	35	564
Payments for shares redeemed	(409)	(5,576)	(436)	(6,825)
Net increase (decrease)	(296)	(4,009)	(205)	(3,163)
Class E
Proceeds from shares sold	198	2,967	638	10,295
Proceeds from reinvestment of distributions	—	—	72	1,213
Payments for shares redeemed	(599)	(8,967)	(884)	(13,928)
Net increase (decrease)	(401)	(6,000)	(174)	(2,420)
Class R6(1)
Proceeds from shares sold	15	214	—	—
Payments for shares redeemed	(1)	(10)	—	—
Net increase (decrease)	14	204	—	—
Class S
Proceeds from shares sold	30,778	454,336	33,452	562,136
Proceeds from reinvestment of distributions	137	1,953	3,687	62,747
Payments for shares redeemed	(44,075)	(651,379)	(41,075)	(687,360)
Net increase (decrease)	(13,160)	(195,090)	(3,936)	(62,477)
Class Y
Proceeds from shares sold	4,484	70,519	2,781	47,300
Proceeds from reinvestment of distributions	126	1,810	1,168	19,908
Payments for shares redeemed	(8,277)	(128,539)	(5,229)	(92,368)
Net increase (decrease)	(3,667)	(56,210)	(1,280)	(25,160)
Total increase (decrease)	(17,583)	$(262,169)	(5,681)	$(94,667)

(1) For the period March 1, 2016 (commencement of operations) to October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

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Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2016	15.09	.11	1.31	1.42	—	—
October 31, 2015	18.50	.10	(3.03)	(2.93)	(.22)	(.26)
October 31, 2014	18.96	.13	.04	.17	(.08)	(.55)
October 31, 2013	17.79	.13	1.18	1.31	(.14)	—
October 31, 2012	18.06	.19	.46	.65	(.22)	(.70)

Class C
October 31, 2016	14.09	—	1.21	1.21	—	—
October 31, 2015	17.29	(.02)	(2.83)	(2.85)	(.09)	(.26)
October 31, 2014	17.81	(.01)	.04	.03	—	(.55)
October 31, 2013	16.72	(.01)	1.10	1.09	—	—
October 31, 2012	16.99	.05	.45	.50	(.07)	(.70)

Class E
October 31, 2016	15.14	.11	1.32	1.43	—	—
October 31, 2015	18.56	.11	(3.05)	(2.94)	(.22)	(.26)
October 31, 2014	19.01	.15	.03	.18	(.08)	(.55)
October 31, 2013	17.83	.14	1.17	1.31	(.13)	—
October 31, 2012	18.10	.18	.47	.65	(.22)	(.70)

Class R6
October 31, 2016(8)	13.39	.16	3.13	3.29	—	—

Class S
October 31, 2016	15.20	.15	1.32	1.47	(.02)	—
October 31, 2015	18.63	.15	(3.05)	(2.90)	(.27)	(.26)
October 31, 2014	19.09	.19	.03	.22	(.13)	(.55)
October 31, 2013	17.91	.18	1.18	1.36	(.18)	—
October 31, 2012	18.19	.23	.46	.69	(.27)	(.70)

Class Y
October 31, 2016	15.24	.18	1.31	1.49	(.05)	—
October 31, 2015	18.68	.18	(3.06)	(2.88)	(.30)	(.26)
October 31, 2014	19.14	.22	.03	.25	(.16)	(.55)
October 31, 2013	17.96	.23	1.17	1.40	(.22)	—
October 31, 2012	18.23	.26	.47	.73	(.30)	(.70)

See accompanying notes which are an integral part of the financial statements.

256 Russell Emerging Markets Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)(l)	Net(d)(e)(l)	Net Assets(d)(e)	Turnover Rate(b)(k)

—	16.51	9.41	17,353	1.78	1.76	.75	68
(.48)	15.09	(16.11)	16,963	1.77	1.77	.62	71
(.63)	18.50	1.04	22,378	1.76	1.76	.72	67
(.14)	18.96	7.36	21,736	1.75	1.75	.74	93
(.92)	17.79	4.11	20,585	1.75	1.75	1.07	94

—	15.30	8.59	17,641	2.53	2.51	(.03)	68
(.35)	14.09	(16.70)	20,415	2.52	2.52	(.15)	71
(.55)	17.29	.26	28,601	2.51	2.51	(.05)	67
—	17.81	6.55	28,808	2.50	2.50	(.04)	93
(.77)	16.72	3.37	31,671	2.50	2.50	.29	94

—	16.57	9.45	34,786	1.78	1.76	.75	68
(.48)	15.14	(16.12)	37,874	1.77	1.77	.64	71
(.63)	18.56	1.09	49,652	1.76	1.76	.80	67
(.13)	19.01	7.37	39,296	1.75	1.75	.74	93
(.92)	17.83	4.11	38,808	1.75	1.75	1.05	94

—	16.68	24.57	240	1.39	1.34	1.48	68

(.02)	16.65	9.68	1,709,494	1.53	1.51	.99	68
(.53)	15.20	(15.86)	1,760,569	1.52	1.52	.87	71
(.68)	18.63	1.31	2,231,799	1.51	1.51	1.02	67
(.18)	19.09	7.64	1,596,632	1.50	1.50	.99	93
(.97)	17.91	4.33	1,341,106	1.50	1.50	1.33	94

(.05)	16.68	9.86	499,476	1.33	1.31	1.20	68
(.56)	15.24	(15.70)	512,073	1.32	1.32	1.04	71
(.71)	18.68	1.50	651,728	1.31	1.31	1.16	67
(.22)	19.14	7.80	482,265	1.30	1.30	1.26	93
(1.00)	17.96	4.58	387,848	1.32	1.32	1.50	94

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund 257

Russell Investment Company
Russell Emerging Markets Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Advisory fees	$2,166,591
Administration fees	94,396
Distribution fees	15,059
Shareholder servicing fees	11,168
Transfer agent fees	306,506
Trustee fees	6,382
$2,600,102

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
Russell U.S. Cash Collateral Fund $	79,491	$397,510	$428,232	$—	$—	$48,769	$270	$—
Russell U.S. Cash Management Fund	99,452	1,140,171	1,146,016	7	2	93,616	257	—
	$178,943	$1,537,681	$1,574,248	$7	$2	$142,385	$527	$—

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$2,169,891,252
Unrealized Appreciation	$218,367,491
Unrealized Depreciation	(96,390,305)
Net Unrealized Appreciation (Depreciation)	$121,977,186
Undistributed Ordinary Income	$23,507,879
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$(184,984,230)
Tax Composition of Distributions
Ordinary Income	$3,780,581

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transactions, use of tax equalization and foreign capital gains taxes. These adjustments have no impact on the net assets.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$17,820
Accumulated net realized gain (loss)	(17,819)
Additional paid-in capital	(1)

See accompanying notes which are an integral part of the financial statements.

258 Russell Emerging Markets Fund

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

Russell Tax-Managed U.S. Large Cap Fund - Class A‡		S&P 500® Index**
	Total		Total
	Return		Return
1 Year	(3.88)%	1 Year	4.51%
5 Years	10.61%§	5 Years	13.57%§
10 Years	5.17%§	10 Years	6.70%§

Russell Tax-Managed U.S. Large Cap Fund - Class C
	Total
	Return
1 Year	1.23%
5 Years	11.09%§
10 Years	5.01%§

Russell Tax-Managed U.S. Large Cap Fund - Class E
	Total
	Return
1 Year	1.98%
5 Years	11.93%§
10 Years	5.80%§

Russell Tax-Managed U.S. Large Cap Fund - Class S
	Total
	Return
1 Year	2.25%
5 Years	12.21%§
10 Years	6.07%§

Russell Tax-Managed U.S. Large Cap Fund 259

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The Russell Tax-Managed U.S. Large Cap Fund (the “Fund”)	sensitive, high dividend yield, and low beta stocks (beta is a
employs a multi-manager approach whereby Russell Investment	measure of a stock’s sensitivity to the direction of the market)
Management, LLC (“RIM”) manages a portion of the Fund’s	such as utilities, real estate investment trusts, and consumer
assets based upon model portfolios provided by multiple non-	staples. Overall, the market conditions of the first half of the fiscal
discretionary money managers. The Fund’s money managers have	year had a negative effect on Fund performance as the pace of
non-discretionary asset management assignments pursuant to	interest rate increases was slower than the market had expected
which they provide a model portfolio to RIM representing their	and investors became concerned that the odds of a recession may
investment recommendations, based upon which RIM purchases	be increasing. However, market conditions in the second half
and sells securities for the Fund. RIM also manages the portion of	of the fiscal year allowed the Fund to make up a portion of the
the Fund's assets that RIM determines not to manage based upon	initial shortfall as expectations firmed-up regarding the economic
model portfolios provided by the Fund's money managers. RIM	outlook and the timing of the next interest rate increase.
may change the allocation of the Fund’s assets at any time. An
exemptive order from the Securities and Exchange Commission	How did the investment strategies and techniques employed
(“SEC”) permits RIM to engage or terminate a money manager	by the Fund and its money managers affect its benchmark-
at any time, subject to approval by the Fund’s Board, without a	relative performance?
shareholder vote. Pursuant to the terms of the exemptive order,	Stock selection within the consumer discretionary sector (an
the Fund is required to notify its shareholders within 90 days of	overweight to Starbucks Corporation) and within the financials
when a money manager begins providing services. As of October	sector (an overweight to Wells Fargo & Company) detracted from
31, 2016, the Fund had five money managers.	the Fund’s benchmark-relative performance for the fiscal year.
Underweights to the lowest beta stocks and to high dividend yield
What is the Fund’s investment objective?	stocks were not beneficial. An overweight to the financials sector
The Fund seeks to provide long term capital growth on an after-	and underweights to the utilities and consumer staples sectors
tax basis.	were not rewarded. An overweight to the airlines industry held

How did the Fund perform relative to its benchmark for the	back benchmark-relative performance but an overweight to the
fiscal year ended October 31, 2016?	software industry was beneficial.
For the fiscal year ended October 31, 2016, the Fund’s Class	The Fund’s money managers have non-discretionary asset
A, Class C, Class E and Class S Shares gained 2.00%, 1.23%,	management assignments pursuant to which they provide a model
1.98% and 2.25%, respectively. This is compared to the Fund’s	portfolio to RIM representing their investment recommendations,
benchmark, the S&P 500® Index, which gained 4.51% during	based upon which RIM purchases and sells securities for the
the same period. The Fund’s performance includes operating	Fund. With respect to this portion of the Fund, RIM manages
expenses, whereas index returns are unmanaged and do not	the Fund’s assets based upon the model portfolios provided by
include expenses of any kind.	the Fund’s money managers. RIM also manages the portion of
the Fund's assets that RIM determines not to manage based upon
For the fiscal year ended October 31, 2016, the Morningstar®	model portfolios provided by the Fund's money managers. This
Large Growth Category, a group of funds that Morningstar	includes assets managed directly by RIM to effect the Fund's
considers to have investment strategies similar to those of the	investment strategies and/or to actively manage the Fund's overall
Fund, lost 0.07%. This result serves as a peer comparison and is	exposures to seek to achieve the desired risk/return profile for the
expressed net of operating expenses.	Fund. RIM also manages the Fund’s liquidity reserves.
RIM may assign a money manager a specific style or	With respect to certain of the Fund’s money managers, Mar Vista
capitalization benchmark other than the Fund’s index. However,	Investment Partners, LLC (“Mar Vista”) was the best performing
the Fund’s primary index remains the benchmark for the Fund	manager for the period and outperformed the Russell 1000
and is representative of the aggregate of each money manager’s	Growth Index for the fiscal year. Mar Vista’s tilt away from the
benchmark index.	highest beta stocks was beneficial. Stock selection within the
How did the market conditions described in the Market	industrials sector (an overweight to TransDigm Incorporated and
Summary report affect the Fund’s performance?	Mettler-Toledo International) and within the health care sector
During the fiscal year, the U.S. large capitalization equity market	(an overweight to St. Jude Medical, an underweight to Gilead
produced positive returns. Fund exposures included tilts toward	Sciences) contributed positively to benchmark-relative returns.
moderate valuation stocks and the financials sector. The Fund	Armstrong Shaw Associates Inc. (“Armstrong”) was the worst
was tilted away from less economically sensitive, interest rate	performing manager for the period and underperformed the

260 Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

Russell 1000® Value Index for the fiscal year. Tilts away from	selection. From a benchmark-relative perspective, the strategy
low beta stocks and away from high dividend yield stocks were	outperformed the S&P 500 Index for the fiscal year. Sector
not beneficial. An underweight to the utilities sector and an	overweights to information technology and telecommunication
overweight to the financials sector detracted. Stock selection	services contributed positively to relative performance. A tilt
within the industrials sector (an overweight to Delta Airlines) and	toward the highest dividend yield stocks was rewarded.
within the real estate sector (an overweight to Realogy Holdings,	During the period, RIM used index futures contracts to equitize
Inc.) held back benchmark-relative performance.	the Fund’s cash. The decision to equitize the Fund’s cash was
RIM manages a positioning strategy within the Fund, which is	beneficial to Fund performance for the fiscal year as the market
designed with the dual mandate of improving the Fund’s after-tax	had a positive absolute return.
returns as well as controlling Fund-level exposures and/or risks.
Describe any changes to the Fund’s structure or the money
The active tax management aspect of the strategy is focused on	manager line-up.
improving the after-tax returns of the Fund. Because RIM controls	There were no changes to the Fund’s structure or money manager
all trading for the Fund, RIM managed the tax lots of the Fund	line up during the fiscal year.
and harvested losses and deferred capital gains with respect to
certain securities during the fiscal year. As a result, no realized	Money Managers as of October 31,
capital gains are expected to be distributed to Fund shareholders	2016	Styles
from the fiscal year.	Armstrong Shaw Associates Inc.	Value
In addition, using the output from a quantitative model to guide	Barrow, Hanley, Mewhinney & Strauss, LLC Value
	J.P. Morgan Investment Management Inc.	Market-Oriented
the purchase of a stock portfolio, RIM seeks to position the Fund	Mar Vista Investment Partners, LLC	Growth
to meet RIM’s overall preferred positioning with respect to Fund	Sustainable Growth Advisers, LP	Growth
exposures, while optimizing the portfolio to minimize tracking	The views expressed in this report reflect those of the
error relative to the Fund’s money manager portfolios. Over the	portfolio managers only through the end of the period
period, the Fund’s positioning strategy was designed to provide	covered by the report. These views do not necessarily
exposure to Russell Top 200® Index holdings and to certain	represent the views of RIM, or any other person in RIM or
sectors that tend to be underweighted by the Fund’s money	any other affiliated organization. These views are subject
managers relative to the Fund’s S&P 500® benchmark (information	to change at any time based upon market conditions or
technology, consumer discretionary, telecommunication services	other events, and RIM disclaims any responsibility to
and utilities). The Russell Top 200® Index consists of the largest	update the views contained herein. These views should not
Russell 1000® Index stocks. The positioning strategy was	be relied on as investment advice and, because investment
also designed to help control the beta, volatility, and market	decisions for a Russell Investment Company (“RIC”) Fund
capitalization exposures arising from the money managers’ stock	are based on numerous factors, should not be relied on as
selection while preserving the potential benefits of active stock	an indication of investment decisions of any RIC Fund.

* Assumes initial investment on November 1, 2006.

** The Standard & Poor’s 500® Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation to best capture the price performance of a large cross-section of the U.S. publicly traded stock market. The index is structured to approximate the general distribution of industries in the U.S.
economy.

‡ The Fund first issued Class A Shares on June 1, 2010.  The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.  Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

Russell Tax-Managed U.S. Large Cap Fund 261

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.
purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including distribution (12b-1) and/or service fees and other			Performance (5%
Fund expenses. The Example is intended to help you understand		Actual	return before
your ongoing costs (in dollars) of investing in the Fund and to	Class A	Performance	expenses)
Beginning Account Value
compare these costs with the ongoing costs of investing in other	May 1, 2016	$1,000.00	$1,000.00
mutual funds. The Example is based on an investment of $1,000	Ending Account Value
invested at the beginning of the period and held for the entire	October 31, 2016	$1,028.10	$1,019.00
period indicated, which for this Fund is from May 1, 2016 to	Expenses Paid During Period*	$6.22	$6.19
October 31, 2016.	* Expenses are equal to the Fund's annualized expense ratio of 1.22%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
The information in the table under the heading “Actual	year period).
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,			Hypothetical
Performance (5%
together with the amount you invested, to estimate the expenses		Actual	return before
that you paid over the period. Simply divide your account value by	Class C	Performance	expenses)
$1,000 (for example, an $8,600 account value divided by $1,000	Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
in the row entitled “Expenses Paid During Period” to estimate	October 31, 2016	$1,024.10	$1,015.23
the expenses you paid on your account during this period.	Expenses Paid During Period*	$10.02	$9.98

Hypothetical Example for Comparison Purposes	* Expenses are equal to the Fund's annualized expense ratio of 1.97%
The information in the table under the heading “Hypothetical	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half
Performance (5% return before expenses)” provides information	year period).
about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of			Hypothetical
return of 5% per year before expenses, which is not the Fund’s			Performance (5%
		Actual	return before
actual return. The hypothetical account values and expenses	Class E	Performance	expenses)
may not be used to estimate the actual ending account balance or	Beginning Account Value
expenses you paid for the period. You may use this information	May 1, 2016	$1,000.00	$1,000.00
to compare the ongoing costs of investing in the Fund and other	Ending Account Value
	October 31, 2016	$1,028.00	$1,019.00
funds. To do so, compare this 5% hypothetical example with the	Expenses Paid During Period*	$6.22	$6.19
5% hypothetical examples that appear in the shareholder reports
of other funds.	* Expenses are equal to the Fund's annualized expense ratio of 1.22%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

262 Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Shareholder Expense Example, continued — October 31, 2016 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,029.40	$1,020.26
Expenses Paid During Period*	$4.95	$4.93

* Expenses are equal to the Fund's annualized expense ratio of 0.97%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Russell Tax-Managed U.S. Large Cap Fund 263

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks - 93.5%			Mondelez International, Inc. Class A	528,459	23,749
Consumer Discretionary - 11.4%			PepsiCo, Inc.	194,765	20,879
Amazon.com, Inc.(Æ)	31,185	24,631	Philip Morris International, Inc.	142,740	13,766
AutoZone, Inc.(Æ)	2,200	1,633	Procter & Gamble Co. (The)	70,852	6,150
Carnival Corp.	7,494	368	Reynolds American, Inc.	73,679	4,058
CBS Corp. Class B	23,776	1,346	Unilever NV	227,522	9,515
Charter Communications, Inc. Class A(Æ)	12,660	3,164	Walgreens Boots Alliance, Inc.	35,994	2,978
Chipotle Mexican Grill, Inc. Class A(Æ)	16,213	5,849	Whole Foods Market, Inc.	213,358	6,036
Comcast Corp. Class A	330,345	20,422
Costco Wholesale Corp.	20,205	2,988			133,250
CST Brands, Inc.	3,500	168
Delphi Automotive PLC	15,697	1,021	Energy - 6.6%
			Anadarko Petroleum Corp.	10,588	629
DISH Network Corp. Class A(Æ)	10,810	633	Apache Corp.	7,974	474
Dollar General Corp.	8,600	594	Baker Hughes, Inc.	16,422	910
Dollar Tree, Inc.(Æ)	5,970	451	BP PLC - ADR	96,815	3,442
DR Horton, Inc.	23,709	684	Cabot Oil & Gas Corp.	42,924	896
eBay, Inc.(Æ)	5,789	165	Chevron Corp.	149,973	15,710
Estee Lauder Cos., Inc. (The) Class A	9,487	827	Concho Resources, Inc.(Æ)	9,484	1,204
Expedia, Inc.	5,900	762	ConocoPhillips	116,694	5,070
Ford Motor Co.	464,313	5,451	Core Laboratories NV	114,991	11,151
Gap, Inc. (The)	148,966	4,110	Devon Energy Corp.	11,954	453
General Motors Co.	52,328	1,654	Diamondback Energy, Inc.(Æ)	8,621	787
Harman International Industries, Inc.	6,091	485	EOG Resources, Inc.	32,555	2,944
Home Depot, Inc. (The)	57,634	7,032	EQT Corp.	16,959	1,119
Interpublic Group of Cos., Inc. (The)	14,867	333	Exxon Mobil Corp.	152,616	12,716
Lennar Corp. Class A	2,800	117	Halliburton Co.	222,967	10,256
Lowe's Cos., Inc.	185,439	12,359	Kinder Morgan, Inc.	27,749	567
Macy's, Inc.	12,300	449	Marathon Petroleum Corp.	3,291	143
McDonald's Corp.	11,006	1,239	Occidental Petroleum Corp.	159,002	11,593
Nike, Inc. Class B	252,897	12,690	Phillips 66	91,655	7,438
O'Reilly Automotive, Inc.(Æ)	22,045	5,830	Pioneer Natural Resources Co.	56,921	10,190
Priceline Group, Inc. (The)(Æ)	6,375	9,398	Schlumberger, Ltd.	277,804	21,733
PulteGroup, Inc.	44,100	820	Spectra Energy Corp.	16,266	680
Ross Stores, Inc.	18,800	1,176	Valero Energy Corp.	20,857	1,236
Royal Caribbean Cruises, Ltd.	19,702	1,514	Williams Cos., Inc. (The)	14,626	427
Starbucks Corp.	352,700	18,718
Target Corp.	127,612	8,771			121,768
Time Warner, Inc.	64,864	5,772
TJX Cos., Inc.	169,962	12,535	Financial Services - 20.4%
Twenty-First Century Fox, Inc. Class A	74,690	1,962	Alliance Data Systems Corp.	20,780	4,249
VF Corp.	35,920	1,947	American Express Co.	108,501	7,207
Wal-Mart Stores, Inc.	161,747	11,325	American International Group, Inc.	172,145	10,621
Walt Disney Co. (The)	73,404	6,804	American Tower Corp.(ö)	157,376	18,443
Whirlpool Corp.	18,321	2,745	Ameriprise Financial, Inc.	51,633	4,564
Wyndham Worldwide Corp.	102,189	6,728	Aon PLC	38,352	4,251
Yum! Brands, Inc.	29,534	2,548	Arthur J Gallagher & Co.	10,292	496
			AvalonBay Communities, Inc.(ö)	7,200	1,233
		210,218	Bank of America Corp.	1,318,379	21,753
			Bank of New York Mellon Corp. (The)	16,659	721
Consumer Staples - 7.3%			BB&T Corp.	6,074	238
Altria Group, Inc.	142,204	9,402	Berkshire Hathaway, Inc. Class B(Æ)	151,321	21,836
Archer-Daniels-Midland Co.	26,319	1,147	BlackRock, Inc. Class A	5,485	1,872
Coca-Cola Co. (The)	84,294	3,574	Boston Properties, Inc.(ö)	4,641	559
Colgate-Palmolive Co.	109,113	7,786	Capital One Financial Corp.	169,167	12,525
Constellation Brands, Inc. Class A	18,440	3,082	Charles Schwab Corp. (The)	64,673	2,050
CVS Health Corp.	134,393	11,302	Chubb, Ltd.	119,653	15,196
Dr Pepper Snapple Group, Inc.	14,940	1,312	Citigroup, Inc.	323,640	15,907
Hershey Co. (The)	4,970	509	CME Group, Inc. Class A	2,510	251
Kimberly-Clark Corp.	22,069	2,525	Comerica, Inc.	60,506	3,152
Kraft Heinz Co. (The)	13,100	1,165	Discover Financial Services	29,578	1,666
Kroger Co. (The)	49,598	1,537	Ecolab, Inc.	141,891	16,200
Molson Coors Brewing Co. Class B	26,759	2,778

See accompanying notes which are an integral part of the financial statements.

264 Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Equifax, Inc.	11,321	1,404	Cigna Corp.	94	11
Equinix, Inc.(ö)	29,524	10,548	Eli Lilly & Co.	45,153	3,334
Everest Re Group, Ltd.	900	183	Express Scripts Holding Co.(Æ)	4,938	333
Extra Space Storage, Inc.(ö)	6,120	448	Gilead Sciences, Inc.	54,378	4,004
Fidelity National Information Services, Inc.	31,196	2,306	HCA Holdings, Inc.(Æ)	4,616	353
Fifth Third Bancorp	11,520	251	Humana, Inc.	17,180	2,947
First Republic Bank	2,386	178	Illumina, Inc.(Æ)	4,189	570
FleetCor Technologies, Inc.(Æ)	41,621	7,296	Intuitive Surgical, Inc.(Æ)	104	70
Goldman Sachs Group, Inc. (The)	53,346	9,508	Johnson & Johnson	256,215	29,718
Hartford Financial Services Group, Inc.	55,496	2,448	McKesson Corp.	6,046	769
Highwoods Properties, Inc.(ö)	8,040	399	Medtronic PLC	138,574	11,366
Intercontinental Exchange, Inc.	53,228	14,392	Merck & Co., Inc.	257,486	15,120
Invesco, Ltd.	31,200	876	Novo Nordisk A/S - ADR	74,293	2,640
JPMorgan Chase & Co.	227,670	15,769	PerkinElmer, Inc.	2,100	107
KeyCorp	84,833	1,198	Pfizer, Inc.	578,373	18,340
Kilroy Realty Corp.(ö)	9,100	654	Regeneron Pharmaceuticals, Inc.(Æ)	16,716	5,767
Loews Corp.	204,585	8,803	Sanofi - ADR	40,450	1,573
M&T Bank Corp.	1,250	153	St. Jude Medical, Inc.	73,997	5,760
Markel Corp.(Æ)	14,532	12,751	Stryker Corp.	13,945	1,609
Mastercard, Inc. Class A	15,196	1,626	Teva Pharmaceutical Industries, Ltd. - ADR	12,650	541
MetLife, Inc.	118,150	5,548	Thermo Fisher Scientific, Inc.	82,339	12,106
Morgan Stanley	105,782	3,551	UnitedHealth Group, Inc.	124,574	17,606
Northern Trust Corp.	1,827	132	Vertex Pharmaceuticals, Inc.(Æ)	17,059	1,294
PayPal Holdings, Inc.(Æ)	838	35	Zoetis, Inc. Class A	13,700	655
PNC Financial Services Group, Inc. (The)	22,409	2,142			233,337
Prologis, Inc.(ö)	30,162	1,573
Prudential Financial, Inc.	7,700	653	Materials and Processing - 3.0%
Raymond James Financial, Inc.	6,917	416	AdvanSix, Inc.(Æ)	13,686	218
Realogy Holdings Corp.	298,531	6,833	Air Products & Chemicals, Inc.	65,233	8,703
Regions Financial Corp.	20,514	220	Ball Corp.	3,000	231
Simon Property Group, Inc.(ö)	9,970	1,854	Celanese Corp. Class A	43,534	3,175
SL Green Realty Corp.(ö)	6,960	684	CRH PLC - ADR	278,001	8,980
State Street Corp.	214,059	15,029	Crown Holdings, Inc.(Æ)	24,853	1,348
SunTrust Banks, Inc.	6,350	287	Dow Chemical Co. (The)	167,787	9,029
SVB Financial Group(Æ)	2,068	253	Eastman Chemical Co.	7,126	512
Synchrony Financial	423,540	12,109	EI du Pont de Nemours & Co.	25,098	1,727
TD Ameritrade Holding Corp.	6,600	226	Ingersoll-Rand PLC	16,221	1,092
Travelers Cos., Inc. (The)	657	71	Ingevity Corp.(Æ)	4,417	183
US Bancorp	172,375	7,716	International Paper Co.	84,569	3,808
Visa, Inc. Class A	285,546	23,560	Martin Marietta Materials, Inc.	6,899	1,279
Wells Fargo & Co.	655,968	30,181	Masco Corp.	34,250	1,058
XL Group, Ltd.	155,313	5,389	Monsanto Co.	40,232	4,054
		374,643	Mosaic Co. (The)	23,464	552
			PPG Industries, Inc.	4,260	397
Health Care - 12.7%			Praxair, Inc.	39,607	4,636
Abbott Laboratories	37,121	1,457	Rio Tinto PLC - ADR	37,916	1,321
AbbVie, Inc.	170,304	9,500	Versum Materials, Inc.(Æ)	32,616	740
Aetna, Inc.	25,238	2,709	WestRock Co.	26,503	1,224
Alexion Pharmaceuticals, Inc.(Æ)	13,214	1,724			54,267
Allergan PLC(Æ)	118,908	24,845
Amgen, Inc.	108,322	15,291	Producer Durables - 11.2%
Anthem, Inc.	97,572	11,890	3M Co.	5,520	913
Baxter International, Inc.	7,837	373	Accenture PLC Class A	43,472	5,053
Becton Dickinson and Co.	3,015	506	Adient PLC(Æ)	16,278	741
Biogen, Inc.(Æ)	11,230	3,146	Allegion PLC	18,766	1,198
Boston Scientific Corp.(Æ)	131,115	2,885	Automatic Data Processing, Inc.	80,628	7,020
Bristol-Myers Squibb Co.	81,931	4,171	B/E Aerospace, Inc.	113,697	6,767
Cardinal Health, Inc.	88,422	6,074	Boeing Co. (The)	202	29
Celgene Corp.(Æ)	44,347	4,531	Canadian Pacific Railway, Ltd.	2,520	360
Cerner Corp.(Æ)	130,458	7,642	CSX Corp.	63,100	1,925

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Large Cap Fund 265

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Danaher Corp.	4,171	328	Microsoft Corp.	633,468	37,957
Deere & Co.	1,500	132	NXP Semiconductors NV(Æ)	126,700	12,670
Delta Air Lines, Inc.	298,757	12,479	Oracle Corp.	493,119	18,946
Eaton Corp. PLC	35,449	2,261	QUALCOMM, Inc.	177,871	12,223
Emerson Electric Co.	13,090	663	Red Hat, Inc.(Æ)	91,858	7,114
FedEx Corp.	1,662	290	Salesforce.com, Inc.(Æ)	95,649	7,189
Fluor Corp.	3,136	163	SAP SE - ADR	67,425	5,923
Fortive Corp.	2,085	106	TE Connectivity, Ltd.	26,465	1,664
General Dynamics Corp.	47,303	7,130	Texas Instruments, Inc.	67,206	4,762
General Electric Co.	479,030	13,940	Western Digital Corp.	487	29
Honeywell International, Inc.	359,217	39,399	Xilinx, Inc.	5,800	295
Illinois Tool Works, Inc.	1,831	208	Yahoo!, Inc.(Æ)	115	5
Johnson Controls International PLC	162,789	6,564			312,887
Kansas City Southern	114,970	10,090
L-3 Communications Holdings, Inc.	8,688	1,190	Utilities - 3.9%
Lockheed Martin Corp.	3,081	759	American Electric Power Co., Inc.	29,948	1,942
Mettler-Toledo International, Inc.(Æ)	30,938	12,501	AT&T, Inc.	501,343	18,444
Norfolk Southern Corp.	38,039	3,538	California Resources Corp.(Æ)	1,158	12
Northrop Grumman Corp.	10,650	2,439	Cheniere Energy, Inc.(Æ)	5,800	219
PACCAR, Inc.	46,767	2,568	CMS Energy Corp.	37,178	1,567
Parker-Hannifin Corp.	800	98	Dominion Resources, Inc.	4,273	321
Pentair PLC	6,066	334	Duke Energy Corp.	16,508	1,321
Raytheon Co.	83,108	11,353	Edison International	22,508	1,654
Sensata Technologies Holding NV(Æ)	241,832	8,641	Entergy Corp.	120,802	8,901
Snap-on, Inc.	778	120	Exelon Corp.	11,196	381
Southwest Airlines Co.	180,729	7,238	NextEra Energy, Inc.	44,553	5,703
Stanley Black & Decker, Inc.	90,805	10,337	NiSource, Inc.	38,538	896
TopBuild Corp.(Æ)	3,805	115	PG&E Corp.	36,220	2,250
TransDigm Group, Inc.	44,322	12,076	PPL Corp.	24,300	834
Union Pacific Corp.	57,199	5,044	Sempra Energy	14,900	1,596
United Continental Holdings, Inc.(Æ)	23,732	1,334	Southern Co. (The)	28,934	1,492
United Parcel Service, Inc. Class B	978	105	T-Mobile US, Inc.(Æ)	27,385	1,362
United Technologies Corp.	73,893	7,552	Verizon Communications, Inc.	437,334	21,036
Waste Management, Inc.	4,229	278	Xcel Energy, Inc.	41,419	1,721
WW Grainger, Inc.	1,372	286
					71,652
		205,665

Technology - 17.0%			Total Common Stocks
Adobe Systems, Inc.(Æ)	118,355	12,724	(cost $1,330,303)		1,717,687
Alphabet, Inc. Class A(Æ)	10,808	8,753
Alphabet, Inc. Class C(Æ)	52,710	41,353	Short-Term Investments - 6.3%
Analog Devices, Inc.	14,338	919	Russell U.S. Cash Management Fund	110,204,336(8)	110,226
Apple, Inc.	510,428	57,954	United States Treasury Bills
Applied Materials, Inc.	23,100	672	0.170% due 12/01/16 (§)(~)	1,800	1,800
Broadcom, Ltd.	43,243	7,363	0.238% due 12/22/16 (§)(~)	3,200	3,199
CDK Global Inc.	996	54	Total Short-Term Investments
Cisco Systems, Inc.	319,037	9,788	(cost $115,206)		115,225
Cognizant Technology Solutions Corp. Class
A(Æ)	31,157	1,600
Dell Technologies, Inc. - VMware Inc. Class			Total Investments 99.8%
V(Æ)	37,063	1,819	(identified cost $1,445,509)		1,832,912
Facebook, Inc. Class A(Æ)	156,559	20,508
Hewlett Packard Enterprise Co.	248,993	5,595	Other Assets and Liabilities, Net
HP, Inc.	121,079	1,754	- 0.2%		3,545
Intel Corp.	195,872	6,830	Net Assets - 100.0%		1,836,457
International Business Machines Corp.	55,129	8,473
Intuit, Inc.	79,973	8,696
KLA-Tencor Corp.	5,800	436
Lam Research Corp.	44,456	4,306
LinkedIn Corp. Class A(Æ)	23,801	4,513

See accompanying notes which are an integral part of the financial statements.

266 Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments, continued — October 31, 2016

Futures Contracts
Amounts in thousands (except contract amounts)
							Unrealized
							Appreciation
			Number of	Notional		Expiration	(Depreciation)
			Contracts	Amount		Date	$
Long Positions
S&P 500 E-Mini Index Futures			1,029	USD	109,079	12/16	(2,104)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							(2,104)

Presentation of Portfolio Holdings
Amounts in thousands
			Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)		Total	% of Net Assets
Common Stocks
Consumer Discretionary	$210,218	$—	$—		$—	$210,218	11.4
Consumer Staples	133,250	—	—		—	133,250	7.3
Energy	121,768	—	—		—	121,768	6.6
Financial Services	374,643	—	—		—	374,643	20.4
Health Care	233,337	—	—		—	233,337	12.7
Materials and Processing	54,267	—	—		—	54,267	3.0
Producer Durables	205,665	—	—		—	205,665	11.2
Technology	312,887	—	—		—	312,887	17.0
Utilities	71,652	—	—		—	71,652	3.9
Short-Term Investments	—	4,999	—		110,226	115,225	6.3
Total Investments	1,717,687	4,999	—		110,226	1,832,912	99.8
Other Assets and Liabilities, Net							0.2
							100.0
Other Financial Instruments
A
Liabilities
Futures Contracts	(2,104)	—	—		—	(2,104)	(0.1)
Total Other Financial Instruments*	$(2,104)	$—	$—		$—	$(2,104)

* Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016 see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Large Cap Fund 267

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Fair Value of Derivative Instruments — October 31, 2016

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$2,104

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$12,632

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(7,308)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

268 Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2016

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
Gross	Net Amounts
Amounts	of Liabilities
Gross	Offset in the	Presented in
Amounts of	Statement of	the Statement
Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$190	$	— $	190
Total Financial and Derivative Liabilities	190	—	190
Financial and Derivative Liabilities not subject to a netting agreement	(190)	—	(190)
Total Financial and Derivative Liabilities subject to a netting agreement	$—	$	— $	—

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Large Cap Fund 269

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$1,445,509
Investments, at fair value(>)	1,832,912
Receivables:
Dividends and interest	3,343
Dividends from affiliated Russell funds	54
Investments sold	6,070
Fund shares sold	4,918
Total assets	1,847,297

Liabilities
Payables:
Investments purchased	8,013
Fund shares redeemed	981
Accrued fees to affiliates	1,519
Other accrued expenses	137
Variation margin on futures contracts	190
Total liabilities	10,840

Net Assets	$1,836,457

See accompanying notes which are an integral part of the financial statements.

270 Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Statement of Assets and Liabilities, continued — October 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$12,346
Accumulated net realized gain (loss)	(27,070)
Unrealized appreciation (depreciation) on:
Investments	387,403
Futures contracts	(2,104)
Shares of beneficial interest	565
Additional paid-in capital	1,465,317
Net Assets	$1,836,457

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$32.20
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$34.16
Class A — Net assets	$30,086,832
Class A — Shares outstanding ($.01 par value)	934,483
Net asset value per share: Class C(#)	$30.54
Class C — Net assets	$26,758,095
Class C — Shares outstanding ($.01 par value)	876,241
Net asset value per share: Class E(#)	$32.35
Class E — Net assets	$55,245,241
Class E — Shares outstanding ($.01 par value)	1,707,586
Net asset value per share: Class S(#)	$32.55
Class S — Net assets	$ 1,724,366,890
Class S — Shares outstanding ($.01 par value)	52,978,938
Amounts in thousands
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$110,226

(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Large Cap Fund 271

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Dividends	$32,327
Dividends from affiliated Russell funds	463
Interest	14
Total investment income	32,804

Expenses
Advisory fees	11,883
Administrative fees	823
Custodian fees (1)	128
Distribution fees - Class A	70
Distribution fees - Class C	197
Transfer agent fees - Class A	56
Transfer agent fees - Class C	53
Transfer agent fees - Class E	106
Transfer agent fees - Class S	3,195
Professional fees	86
Registration fees	130
Shareholder servicing fees - Class C	66
Shareholder servicing fees - Class E	133
Trustees’ fees	60
Printing fees	81
Miscellaneous	37
Total expenses	17,104
Net investment income (loss)	15,700

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(27,343)
Futures contracts	12,632
Net realized gain (loss)	(14,711)
Net change in unrealized appreciation (depreciation) on:
Investments	49,191
Futures contracts	(7,308)
Net change in unrealized appreciation (depreciation)	41,883
Net realized and unrealized gain (loss)	27,172
Net Increase (Decrease) in Net Assets from Operations	$42,872

(1) Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 10 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

272 Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,700	$10,601
Net realized gain (loss)	(14,711)	(7,695)
Net change in unrealized appreciation (depreciation)	41,883	62,921
Net increase (decrease) in net assets from operations	42,872	65,827

Distributions
From net investment income
Class A	(167)	(82)
Class E	(273)	(185)
Class S	(11,481)	(7,822)
From net realized gain
Class A	—	(825)
Class C	—	(908)
Class E	—	(2,040)
Class S	—	(52,960)
Net decrease in net assets from distributions	(11,921)	(64,822)

Share Transactions*
Net increase (decrease) in net assets from share transactions	216,010	322,913
Total Net Increase (Decrease) in Net Assets	246,961	323,918

Net Assets
Beginning of period	1,589,496	1,265,578
End of period	$1,836,457	$1,589,496
Undistributed (overdistributed) net investment income included in net assets	$12,346	$8,567

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Large Cap Fund 273

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Russell Tax-Managed U.S. Large Cap Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	368	$11,470	314	$9,824
Proceeds from reinvestment of distributions	5	166	29	907
Payments for shares redeemed	(207)	(6,360)	(162)	(5,095)
Net increase (decrease)	166	5,276	181	5,636
Class C
Proceeds from shares sold	232	6,883	253	7,583
Proceeds from reinvestment of distributions	—	—	30	902
Payments for shares redeemed	(178)	(5,289)	(98)	(2,892)
Net increase (decrease)	54	1,594	185	5,593
Class E
Proceeds from shares sold	264	8,336	396	12,388
Proceeds from reinvestment of distributions	9	271	70	2,204
Payments for shares redeemed	(245)	(7,705)	(215)	(6,760)
Net increase (decrease)	28	902	251	7,832
Class S
Proceeds from shares sold	17,304	545,046	15,492	490,821
Proceeds from reinvestment of distributions	362	11,200	1,874	59,304
Payments for shares redeemed	(11,033)	(348,008)	(7,804)	(246,273)
Net increase (decrease)	6,633	208,238	9,562	303,852
Total increase (decrease)	6,881	$216,010	10,179	$322,913

See accompanying notes which are an integral part of the financial statements.

274 Russell Tax-Managed U.S. Large Cap Fund

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Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2016	31.76	.22	.40	.62	(.18)	—
October 31, 2015	31.83	.16	1.31	1.47	(.14)	(1.40)
October 31, 2014	27.84	.13	3.90	4.03	(.04)	—
October 31, 2013	22.11	.06	5.79	5.85	(.12)	—
October 31, 2012	19.49	.06	2.58	2.64	(.02)	—

Class C
October 31, 2016	30.17	(.02)	.39	.37	—	—
October 31, 2015	30.40	(.07)	1.24	1.17	—	(1.40)
October 31, 2014	26.76	(.09)	3.73	3.64	—	—
October 31, 2013	21.29	(.11)	5.58	5.47	—	—
October 31, 2012	18.88	(.08)	2.49	2.41	—	—

Class E
October 31, 2016	31.89	.22	.40	.62	(.16)	—
October 31, 2015	31.95	.16	1.31	1.47	(.13)	(1.40)
October 31, 2014	27.95	.14	3.90	4.04	(.04)	—
October 31, 2013	22.17	.07	5.81	5.88	(.10)	—
October 31, 2012	19.53	.08	2.57	2.65	(.01)	—

Class S
October 31, 2016	32.08	.30	.41	.71	(.24)	—
October 31, 2015	32.13	.24	1.32	1.56	(.21)	(1.40)
October 31, 2014	28.10	.21	3.92	4.13	(.10)	—
October 31, 2013	22.28	.13	5.84	5.97	(.15)	—
October 31, 2012	19.63	.13	2.58	2.71	(.06)	—

See accompanying notes which are an integral part of the financial statements.

276 Russell Tax-Managed U.S. Large Cap Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross	Net(d)	Net Assets(d)	Turnover Rate(k)

(.18)	32.20	2.00	30,087	1.23	1.23	.70	23
(1.54)	31.76	4.68	24,396	1.24	1.24	.52	44
(.04)	31.83	14.48	18,676	1.24	1.24	.45	63
(.12)	27.84	26.60	11,631	1.24	1.24	.25	35
(.02)	22.11	13.54	5,765	1.23	1.23	.29	48

—	30.54	1.23	26,758	1.98	1.98	(.05)	23
(1.40)	30.17	3.88	24,808	1.99	1.99	(.23)	44
—	30.40	13.60	19,360	1.99	1.99	(.30)	63
—	26.76	25.69	14,927	1.99	1.98	(.46)	35
—	21.29	12.71	10,733	1.98	1.94	(.39)	48

(.16)	32.35	1.98	55,245	1.23	1.23	.70	23
(1.53)	31.89	4.65	53,565	1.24	1.24	.52	44
(.04)	31.95	14.48	45,651	1.24	1.24	.45	63
(.10)	27.95	26.61	36,395	1.24	1.23	.29	35
(.01)	22.17	13.57	23,578	1.23	1.19	.36	48

(.24)	32.55	2.25	1,724,367.98		.98	.95	23
(1.61)	32.08	4.92	1,486,727.99		.99	.77	44
(.10)	32.13	14.75	1,181,891.99		.99	.70	63
(.15)	28.10	26.94	758,556.99		.98	.53	35
(.06)	22.28	13.84	473,227.98		.94	.61	48

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Large Cap Fund 277

Russell Investment Company
Russell Tax-Managed U.S. Large Cap Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Advisory fees	$1,081,803
Administration fees	75,479
Distribution fees	23,651
Shareholder servicing fees	17,519
Transfer agent fees	312,423
Trustee fees	7,800
$1,518,675

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
Russell U.S. Cash Management Fund $	88,189	$397,474	$375,457	$1	$19	$ 110,226	$463	$—
	$88,189	$397,474	$375,457	$1	$19	$ 110,226	$463	$—

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$1,447,370,410
Unrealized Appreciation	$405,113,915
Unrealized Depreciation	(19,572,764)
Net Unrealized Appreciation (Depreciation)	$385,541,151
Undistributed Ordinary Income	$11,954,394
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$(26,920,819)
Tax Composition of Distributions
Ordinary Income	$11,920,767

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transaction, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets. At
October 31, 2016, there were no adjustments to the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

278 Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

Russell Tax-Managed U.S. Mid & Small Cap Fund - Class			Russell 2500TM Index**
A‡				Total
	Total			Return
	Return		1 Year	3.98%
1 Year	(5.77)%		5 Years	12.22	%§
5 Years	8.67	%§	10 Years	7.00	%§
10 Years	5.78	%§

Russell Tax-Managed U.S. Mid & Small Cap Fund - Class C
	Total
	Return
1 Year	(0.75)%
5 Years	9.16	%§
10 Years	5.63	%§

Russell Tax-Managed U.S. Mid & Small Cap Fund - Class E
	Total
	Return
1 Year	0.04%
5 Years	9.98	%§
10 Years	6.43	%§

Russell Tax-Managed U.S. Mid & Small Cap Fund - Class S
	Total
	Return
1 Year	0.28%
5 Years	10.26	%§
10 Years	6.69	%§

Russell Tax-Managed U.S. Mid & Small Cap Fund 279

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The Russell Tax-Managed U.S. Mid & Small Cap Fund (the	season, and concerns surrounding the global economy. From
“Fund”) employs a multi-manager approach whereby Russell	February, markets reversed and rallied in tandem with commodity
Investment Management, LLC (“RIM”) manages a portion of the	prices as economic data strengthened. In the back half of 2016,
Fund’s assets based upon model portfolios provided by multiple	although uncertainty surrounding the political landscape and
non-discretionary money managers. The Fund’s money managers	Brexit led to heightened market volatility, markets ended higher
have non-discretionary asset management assignments pursuant	for the fiscal year.
to which they provide a model portfolio to RIM representing their	Over the period, the Fund maintained exposure to securities
investment recommendations, based upon which RIM purchases	towards the bottom end of the capitalization opportunity set that
and sells securities for the Fund. RIM also manages the portion of	were trading at discounted valuations, as well as companies with
the Fund's assets that RIM determines not to manage based upon	higher quality characteristics such as lower financial leverage
model portfolios provided by the Fund's money managers. RIM	and higher returns-on-equity. The Fund’s quality positioning
may change the allocation of the Fund’s assets at any time. An	was a negative contributor as companies with lower financial
exemptive order from the Securities and Exchange Commission	leverage lagged. However, the value positioning was additive and
(“SEC”) permits RIM to engage or terminate a money manager	offset further negative performance as value stocks outperformed
at any time, subject to approval by the Fund’s Board, without a	growth stocks.
shareholder vote. Pursuant to the terms of the exemptive order,
the Fund is required to notify its shareholders within 90 days of	From a sector standpoint, the expectation for a slow growth
when a money manager begins providing services. As of October	U.S. economic environment led to the Fund’s overweight in
31, 2016, the Fund had five money managers.	several sectors such as technology and industrials, as well as an avoidance of sectors that are traditionally considered to be
What is the Fund’s investment objective?	interest rate sensitive such as real estate and utilities. The impact
The Fund seeks to provide long term capital growth on an after-	of this sector positioning on performance was negative as interest
tax basis.	rate sensitive pockets outperformed. Underperforming holdings within the technology and industrials sectors also detracted from
How did the Fund perform relative to its benchmark for the	performance.
fiscal year ended October 31, 2016?
For the fiscal year ended October 31, 2016, the Fund’s Class A and	How did the investment strategies and techniques employed
Class C Shares lost 0.01% and 0.75%, respectively. The Fund’s	by the Fund and its money managers affect its benchmark-
Class E and Class S Shares gained 0.04% and 0.28%, respectively.	relative performance?
This is compared to the Fund’s benchmark, the Russell 2500™	The Fund’s money managers have non-discretionary asset
Index, which gained 3.98% during the same period. The Fund’s	management assignments pursuant to which they provide a model
performance includes operating expenses, whereas index returns	portfolio to RIM representing their investment recommendations,
are unmanaged and do not include expenses of any kind.	based upon which RIM purchases and sells securities for the
For the fiscal year ended October 31, 2016, the Morningstar®	Fund. With respect to this portion of the Fund, RIM manages
Small Growth Category, a group of funds that Morningstar	the Fund’s assets based upon the model portfolios provided by
considers to have investment strategies similar to those of the	the Fund’s money managers. RIM also manages the portion of
Fund, gained 0.35%. This result serves as a peer comparison and	the Fund's assets that RIM determines not to manage based upon
is expressed net of operating expenses.	model portfolios provided by the Fund's money managers. This includes assets managed directly by RIM to effect the Fund's
RIM may assign a money manager a specific style or	investment strategies and/or to actively manage the Fund's overall
capitalization benchmark other than the Fund’s index. However,	exposures to seek to achieve the desired risk/return profile for the
the Fund’s primary index remains the benchmark for the Fund	Fund. RIM also manages the Fund’s liquidity reserves.
and is representative of the aggregate of each money manager’s
benchmark index.	With respect to certain of the Fund’s money managers, Chartwell
Investment Partners, LLC was the strongest performing money
How did the market conditions described in the Market	manager for the fiscal year and outperformed the Russell 2500™
Summary report affect the Fund’s performance?	Value Index. Outperforming holdings within the energy and real
The fiscal year ended October 31, 2016 saw the Fund underperform	estate sectors were a tailwind over the period. A tilt towards
the Russell 2500™ Index. Through the end of 2015 into mid-	stocks exhibiting low volatility characteristics was also additive.
February 2016, markets sold off as recessionary fears spiked on	Netols Asset Management, Inc. faced the strongest headwinds
the back of weak business surveys, a lackluster U.S. earnings	over the fiscal year and underperformed the Russell 2000® Value

280 Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

Index. An overweight to consumer discretionary and underweight	During the period, RIM equitized the Fund’s cash using index
to utilities was a headwind. Underperforming holdings within	futures contracts to provide the Fund with full market exposure.
the technology, industrials, and consumer staples sectors also	This had a marginally positive impact on the Fund’s performance.
negatively impacted performance.
Describe any changes to the Fund’s structure or the money
RIM manages a positioning strategy within the Fund, which is	manager line-up.
designed with the dual mandate of improving the Fund’s after	In April 2016, RIM hired Snow Capital Management, LP due to
tax returns as well as controlling Fund-level exposures and/or	RIM’s confidence in the excess return potential of Snow’s deep
risks. The active tax management aspect of the strategy is focused	value investment strategy.
on improving the after tax returns of the Fund. Because RIM
controls all trading for the Fund, RIM managed the tax lots of the	Money Managers as of October 31,
Fund and harvested losses and deferred capital gains with respect	2016	Styles
to certain securities during the fiscal year. As a result, no realized	Chartwell Investment Partners, LLC	Small/Mid Cap Value
capital gains are expected to be distributed to Fund shareholders	Luther King Capital Management
from the fiscal year.	Corporation	Small/Mid Cap Growth
	Netols Asset Management, Inc.	Small Cap Value
In addition, using the output from a quantitative model to guide	Snow Capital Management, L.P.	Small/Mid Cap Value
the purchase of a stock portfolio, RIM seeks to position the Fund	Summit Creek Advisors LLC	Small/Mid Cap Growth
to meet RIM’s overall preferred positioning with respect to Fund	The views expressed in this report reflect those of the
exposures. Over the period, the Fund’s positioning strategy was	portfolio managers only through the end of the period
designed to provide exposure to lower capitalization, higher	covered by the report. These views do not necessarily
value, and higher quality stocks in order to manage Fund-level	represent the views of RIM or any other person in RIM or
risk. From a benchmark-relative perspective, this strategy	any other affiliated organization. These views are subject
underperformed the Russell 2500™ Index for the fiscal year.	to change at any time based upon market conditions or
An underweight to real estate and overweight to energy was	other events, and RIM disclaims any responsibility to
penalized. A preference for holdings with below average levels	update the views contained herein. These views should not
of financial leverage and higher profitability characteristics also	be relied on as investment advice and, because investment
detracted from performance.	decisions for a Russell Investment Company (“RIC”) Fund
are based on numerous factors, should not be relied on as
an indication of investment decisions of any RIC Fund.

* Assumes initial investment on November 1, 2006.

** Russell 2500TM Index is composed of the bottom 500 stocks in the Russell 1000® Index and all the stocks in the Russell 2000® Index. The Russell 2500TM Index return reflect adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

‡ The Fund first issued Class A Shares on June 1, 2010.  The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.  Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

Russell Tax-Managed U.S. Mid & Small Cap Fund 281

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including distribution (12b-1) and/or service fees and other			Performance (5%
Fund expenses. The Example is intended to help you understand		Actual	return before
your ongoing costs (in dollars) of investing in the Fund and to	Class A	Performance	expenses)
Beginning Account Value
compare these costs with the ongoing costs of investing in other	May 1, 2016	$1,000.00	$1,000.00
mutual funds. The Example is based on an investment of $1,000	Ending Account Value
invested at the beginning of the period and held for the entire	October 31, 2016	$1,013.10	$1,017.50
period indicated, which for this Fund is from May 1, 2016 to	Expenses Paid During Period*	$7.69	$7.71

October 31, 2016.	* Expenses are equal to the Fund's annualized expense ratio of 1.52%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
The information in the table under the heading “Actual	year period). May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2016	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2016	$1,009.30	$1,013.88
	Expenses Paid During Period*	$11.31	$11.34
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 2.24%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/366 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period). May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class E	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2016	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2016	$1,013.60	$1,017.65
of other funds.	Expenses Paid During Period*	$7.54	$7.56

* Expenses are equal to the Fund's annualized expense ratio of 1.49%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

282 Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Shareholder Expense Example, continued — October 31, 2016 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,014.50	$1,018.90
Expenses Paid During Period*	$6.28	$6.29

* Expenses are equal to the Fund's annualized expense ratio of 1.24%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Russell Tax-Managed U.S. Mid & Small Cap Fund 283

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
Common Stocks - 95.2%			Liberty TripAdvisor Holdings, Inc. Class
Consumer Discretionary - 13.1%			A(Æ)	6,997	155
1-800-Flowers.com, Inc. Class A(Æ)	14,360	137	LKQ Corp.(Æ)	63,022	2,034
Aaron's, Inc. Class A	5,967	147	Lumber Liquidators Holdings, Inc.(Æ)(Ñ)	87,236	1,353
American Axle & Manufacturing Holdings,			Macy's, Inc.	3,580	131
Inc.(Æ)	23,452	420	Madison Square Garden Co. (The) Class A(Æ)	606	100
Aramark	4,642	173	Matthews International Corp. Class A	26,059	1,561
Arctic Cat, Inc.(Æ)(Ñ)	60,406	905	Monro Muffler Brake, Inc.	16,360	900
Barnes & Noble Education, Inc.(Æ)	4,196	39	Motorcar Parts of America, Inc.(Æ)	81,347	2,135
Beazer Homes USA, Inc.(Æ)	85,915	879	Murphy USA, Inc.(Æ)	1,877	129
Big Lots, Inc.	9,172	398	National Presto Industries, Inc.	425	37
Bloomin' Brands, Inc.	10,325	179	Noodles & Co. Class A(Æ)(Ñ)	97,849	460
Blue Nile, Inc.	13,106	458	Nutrisystem, Inc.	7,422	235
Bob Evans Farms, Inc.	28,639	1,180	NVR, Inc.(Æ)	62	94
Brinker International, Inc.(Ñ)	5,264	259	Ollie's Bargain Outlet Holdings, Inc.(Æ)(Ñ)	24,253	663
Buffalo Wild Wings, Inc.(Æ)	5,130	747	Outfront Media, Inc. (ö)	32,988	710
Burlington Stores, Inc.(Æ)	16,125	1,208	Oxford Industries, Inc.	10,536	661
Cabela's, Inc.(Æ)	23,454	1,445	Performance Sports Group, Ltd.(Æ)(Ñ)	99,902	348
Caesars Acquisition Co. Class A(Æ)(Ñ)	28,853	336	Planet Fitness, Inc. Class A(Æ)(Ñ)	12,789	271
Callaway Golf Co.	14,281	146	Polaris Industries, Inc.(Ñ)	1,900	146
Capella Education Co.	9,579	700	Pool Corp.	25,509	2,362
Carter's, Inc.	11,919	1,029	PulteGroup, Inc.	8,808	164
Cheesecake Factory, Inc. (The)	16,428	874	Red Robin Gourmet Burgers, Inc.(Æ)	2,684	123
Chico's FAS, Inc.	10,882	127	Ross Stores, Inc.	4,846	303
Cimpress NV(Æ)	544	45	Sally Beauty Holdings, Inc.(Æ)	74,886	1,943
Columbia Sportswear Co.	10,054	569	Scholastic Corp.	35,112	1,343
Cooper Tire & Rubber Co.	4,271	157	Service Corp. International	12,050	308
Coty, Inc. Class A(Æ)	1,704	39	Shoe Carnival, Inc.	6,564	167
Dana, Inc.	9,122	141	Shutterfly, Inc.(Æ)	27,816	1,363
Denny's Corp.(Æ)	44,745	464	Six Flags Entertainment Corp.	7,880	439
Domino's Pizza, Inc.	9,020	1,527	Smith & Wesson Holding Corp.(Æ)(Ñ)	1,633	43
Dorman Products, Inc.(Æ)(Ñ)	14,563	936	SodaStream International, Ltd.(Æ)(Ñ)	11,459	297
Duluth Holdings, Inc. Class B(Æ)(Ñ)	21,663	588	Star Buffet, Inc. Class A(Æ)	12,497	393
Eldorado Resorts, Inc.(Æ)(Ñ)	6,607	80	Sturm Ruger & Co., Inc.(Ñ)	3,231	199
Ethan Allen Interiors, Inc.	45,899	1,409	TEGNA, Inc.	6,655	131
FirstCash, Inc.	32,419	1,530	Tenneco, Inc.(Æ)	20,357	1,121
Five Below, Inc.(Æ)	37,459	1,408	Toll Brothers, Inc.(Æ)	44,351	1,217
Foot Locker, Inc.	3,318	222	Tupperware Brands Corp.	6,751	402
Fortune Brands Home & Security, Inc.	20,470	1,118	Vail Resorts, Inc.	589	94
FTD Cos., Inc.(Æ)	36,188	728	Vera Bradley, Inc.(Æ)	22,851	306
Gannett Co., Inc.	3,989	31	WABCO Holdings, Inc.(Æ)	700	69
Gentex Corp.	12,980	219	Wyndham Worldwide Corp.	2,673	176
Gentherm, Inc.(Æ)	38,134	1,073
Goodyear Tire & Rubber Co. (The)	9,881	287			52,171
Grand Canyon Education, Inc.(Æ)	5,539	242
Hanesbrands, Inc.	10,236	263	Consumer Staples - 3.1%
			Andersons, Inc. (The)	9,345	356
Horizon Global Corp.(Æ)	36,299	727	Cal-Maine Foods, Inc.(Æ)(Ñ)	24,850	960
Interpublic Group of Cos., Inc. (The)	16,959	380	Casey's General Stores, Inc.	17,162	1,939
Jamba, Inc.(Æ)	28,589	302	Diplomat Pharmacy, Inc.(Æ)(Ñ)	34,234	793
John Wiley & Sons, Inc. Class A	3,050	157	Hain Celestial Group, Inc. (The)(Æ)	5,750	209
Lamar Advertising Co. Class A(ö)	6,641	421	Herbalife, Ltd.(Æ)(Ñ)	1,246	76
Leggett & Platt, Inc.	1,894	87	Lancaster Colony Corp.	13,801	1,803
Liberty Broadband Corp. Class A(Æ)	262	17	MGP Ingredients, Inc.	5,280	186
Liberty Broadband Corp. Class C(Æ)	633	42	Omega Protein Corp.(Æ)	7,101	158
Liberty Media Corp.-Liberty Media Class			PetMed Express, Inc.(Ñ)	15,111	300
C(Æ)	524	14
Liberty Media Corp.-Liberty SiriusXM Class			Pinnacle Foods, Inc.	285	15
A(Æ)	166	6	Post Holdings, Inc.(Æ)	5,407	412
Liberty Media Corp.-Liberty SiriusXM Class			Rite Aid Corp.(Æ)	11,272	76
C(Æ)	2,096	70	Safeway, Inc.(Æ)	9,450	5
			Sanderson Farms, Inc.(Ñ)	19,716	1,774
			Snyders-Lance, Inc.	18,353	653

See accompanying notes which are an integral part of the financial statements.

284 Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
Sprouts Farmers Market, Inc.(Æ)(Ñ)	26,791	593	Ares Capital Corp.(Ñ)	2,664	41
TreeHouse Foods, Inc.(Æ)	12,630	1,105	Argo Group International Holdings, Ltd.	29,156	1,621
WhiteWave Foods Co. (The) Class A(Æ)	15,693	855	Armada Hoffler Properties, Inc. (ö)	23,514	316
		12,268	Artisan Partners Asset Management, Inc.
			Class A	6,036	157
Energy - 4.6%			Ashford Hospitality Trust, Inc. (ö)	46,366	269
Atwood Oceanics, Inc.(Æ)(Ñ)	68,658	524	Assurant, Inc.	5,539	446
Bill Barrett Corp.(Æ)(Ñ)	130,695	678	Assured Guaranty, Ltd.	12,463	373
Chesapeake Energy Corp.(Æ)	50,888	280	Astoria Financial Corp.	9,124	133
CONSOL Energy, Inc.(Æ)(Ñ)	11,125	189	Axis Capital Holdings, Ltd.	5,244	299
Diamondback Energy, Inc.(Æ)	7,854	717	Banco Latinoamericano de Comercio Exterior
Dril-Quip, Inc.(Æ)	14,450	686	SA Class E	6,718	181
Energen Corp.(Æ)	5,905	296	Bancorp, Inc. (The)(Æ)	39,748	248
Exterran Corp.(Æ)	3,009	48	BancorpSouth, Inc.	55,588	1,306
First Solar, Inc.(Æ)	4,127	167	Bank of Hawaii Corp.	1,087	82
FMC Technologies, Inc.(Æ)	3,880	125	Blackhawk Network Holdings, Inc. Class
Frank's International NV(Ñ)	40,065	451	A(Æ)	10,890	375
Green Plains, Inc.	14,705	382	BofI Holding, Inc.(Æ)(Ñ)	34,223	638
Gulfport Energy Corp.(Æ)	18,105	437	Broadridge Financial Solutions, Inc.	5,818	376
Helix Energy Solutions Group, Inc.(Æ)	67,777	591	Camden Property Trust (ö)	3,242	264
Helmerich & Payne, Inc.(Ñ)	17,796	1,123	Care Capital Properties, Inc. (ö)	715	19
Matador Resources Co.(Æ)	31,783	693	CBOE Holdings, Inc.	11,360	718
McDermott International, Inc.(Æ)	287,421	1,477	Cedar Realty Trust, Inc. (ö)	20,389	138
Oceaneering International, Inc.	3,328	79	CenterState Banks, Inc.	62,231	1,162
Oil States International, Inc.(Æ)	26,356	771	Central Pacific Financial Corp.	8,782	225
Parsley Energy, Inc. Class A(Æ)	1,221	40	Chimera Investment Corp.(ö)	2,442	38
Patterson-UTI Energy, Inc.	2,077	47	City Holding Co.	1,479	77
PBF Energy, Inc. Class A	52,721	1,149	Colony Capital, Inc. Class A(ö)	14,185	270
QEP Resources, Inc.(Æ)	8,629	139	Columbia Banking System, Inc.	37,621	1,242
Range Resources Corp.	4,001	135	Community Bank System, Inc.	28,319	1,334
REX American Resources Corp.(Æ)	13,132	1,037	Corporate Office Properties Trust (ö)	1,445	39
RPC, Inc.(Ñ)	15,704	271	Corrections Corp. of America(ö)	5,353	77
RSP Permian, Inc.(Æ)	56,112	2,026	Cousins Properties, Inc. (ö)	8,522	66
SEACOR Holdings, Inc.(Æ)	4,299	212	CubeSmart (ö)	8,887	232
Seadrill, Ltd.(Æ)(Ñ)	15,787	34	CVB Financial Corp.	10,947	184
Southwestern Energy Co.(Æ)	18,305	190	DCT Industrial Trust, Inc. (ö)	61,545	2,877
SunPower Corp. Class A(Æ)(Ñ)	7,412	54	Diamond Hill Investment Group, Inc.	1,218	222
Synergy Resources Corp.(Æ)(Ñ)	137,605	941	Douglas Emmett, Inc. (ö)	3,358	123
Tesoro Corp.	3,098	263	Duke Realty Corp. (ö)	9,864	258
Willbros Group, Inc.(Æ)	130,140	198	E*Trade Financial Corp.(Æ)	12,782	360
World Fuel Services Corp.	28,024	1,128	East West Bancorp, Inc.	9,666	382
WPX Energy, Inc.(Æ)	56,962	619	EastGroup Properties, Inc. (ö)	570	39
			Eaton Vance Corp.	4,476	157
		18,197	Education Realty Trust, Inc. (ö)	69,748	2,971
			Endurance Specialty Holdings, Ltd.	16,365	1,505
Financial Services - 25.5%			Enova International, Inc. Class W(Æ)	30,176	284
Alexander's, Inc. (ö)	94	36	EPR Properties (ö)	1,198	87
Alexandria Real Estate Equities, Inc. (ö)	2,082	224	Equifax, Inc.	3,695	458
Ally Financial, Inc.	12,250	221	Equinix, Inc. (ö)	679	243
Altisource Portfolio Solutions SA(Æ)	16,217	418	Equity Commonwealth (Æ)(ö)	13,466	407
Altisource Residential Corp. (ö)	4,184	42	Equity LifeStyle Properties, Inc. Class A(ö)	1,461	111
Ambac Financial Group, Inc.(Æ)	14,068	260	Erie Indemnity Co. Class A	6,686	685
American Equity Investment Life Holding			Euronet Worldwide, Inc.(Æ)	11,467	912
Co.	104,102	1,867	Everest Re Group, Ltd.	1,700	346
American Financial Group, Inc.	4,297	320	Extra Space Storage, Inc. (ö)	3,027	221
American Homes 4 Rent Class A(ö)	6,889	145	Ezcorp, Inc. Class A(Æ)	5,807	57
American National Insurance Co.	1,564	183	FactSet Research Systems, Inc.	3,778	585
Anworth Mortgage Asset Corp. (ö)	49,383	242	Fair Isaac Corp.	18,693	2,256
Apartment Investment & Management Co.			FCB Financial Holdings, Inc. Class A(Æ)	894	33
Class A(ö)	902	40	Federal Agricultural Mortgage Corp. Class C	8,229	336
Arch Capital Group, Ltd.(Æ)	2,102	164	Federal Realty Investment Trust (ö)	739	107

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid & Small Cap Fund 285

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value	Amount ($) or		Value
	Shares	$		Shares	$
FelCor Lodging Trust, Inc. (ö)	59,322	379	Pinnacle Financial Partners, Inc.	12,713	656
Fidelity & Guaranty Life	14,310	316	Popular, Inc.	33,696	1,223
First Commonwealth Financial Corp.	27,032	275	Post Properties, Inc.(ö)	3,782	249
First Financial Bancorp	10,984	236	PRA Group, Inc.(Æ)(Ñ)	34,675	1,106
First Industrial Realty Trust, Inc. (ö)	107,283	2,833	Primerica, Inc.(Ñ)	2,921	160
First Midwest Bancorp, Inc.	7,424	143	PrivateBancorp, Inc. Class A	6,176	279
First Republic Bank	47,190	3,512	PS Business Parks, Inc. (ö)	3,323	365
Fiserv, Inc.(Æ)	15,595	1,536	QTS Realty Trust, Inc. Class A(ö)	220	10
FNB Corp.	22,890	299	Radian Group, Inc.	48,956	665
FNF Group	7,383	265	Raymond James Financial, Inc.	4,148	249
FNFV Group(Æ)	2,908	35	Rayonier, Inc. (ö)	14,986	402
Forest City Realty Trust, Inc. Class A(ö)	2,675	58	RE/MAX Holdings, Inc. Class A	6,188	269
GAMCO Investors, Inc. Class A	7,201	205	Regency Centers Corp.(ö)	516	37
Genworth Financial, Inc. Class A(Æ)	108,399	449	Reinsurance Group of America, Inc. Class A	2,529	273
Glacier Bancorp, Inc.	40,557	1,146	RenaissanceRe Holdings, Ltd.	746	93
Gramercy Property Trust(ö)	17,478	161	Resource Capital Corp. (Ñ)(ö)	8,327	103
Green Dot Corp. Class A(Æ)	20,190	448	Retail Opportunity Investments Corp. (ö)	9,870	198
Hanover Insurance Group, Inc. (The)	45,223	3,446	Retail Properties of America, Inc. Class A(ö)	145,193	2,261
Hartford Financial Services Group, Inc.	3,302	146	RLJ Lodging Trust (ö)	8,498	168
Healthcare Realty Trust, Inc. (ö)	49,784	1,588	RMR Group, Inc. (The) Class A	7,070	243
Highwoods Properties, Inc. (ö)	5,700	283	Ryman Hospitality Properties, Inc. (ö)	4,049	204
Home BancShares, Inc.	30,544	657	Saul Centers, Inc. (ö)	4,868	294
Houlihan Lokey, Inc. Class A	15,496	378	Selective Insurance Group, Inc.	86,377	3,192
Huntington Bancshares, Inc.	23,662	251	ServisFirst Bancshares, Inc.	382	21
Iberiabank Corp.	422	28	Signature Bank(Æ)	14,263	1,720
Iron Mountain, Inc. (ö)	3,977	134	SLM Corp.(Æ)	75,562	533
iStar, Inc. (Æ)(ö)	16,287	181	South State Corp.	17,665	1,296
Jack Henry & Associates, Inc.	1,611	131	Starwood Property Trust, Inc.(ö)	14,038	312
KeyCorp	29,368	415	State Bank Financial Corp.(Þ)	57,147	1,260
Kilroy Realty Corp.(ö)	3,359	241	Sterling Bancorp	84,983	1,530
LaSalle Hotel Properties (ö)	6,953	165	Summit Hotel Properties, Inc. (ö)	10,330	134
Lazard, Ltd. Class A	16,836	614	Sun Communities, Inc. (ö)	27,433	2,110
LendingTree, Inc.(Æ)(Ñ)	1,224	98	SVB Financial Group(Æ)	22,589	2,762
Liberty Property Trust(ö)	1,004	41	Tanger Factory Outlet Centers, Inc. (ö)	9,523	331
Life Storage, Inc.(Æ)	7,828	631	Taubman Centers, Inc. (ö)	5,742	416
Marcus & Millichap, Inc.(Æ)	10,002	234	TCF Financial Corp.	15,910	228
MarketAxess Holdings, Inc.	1,168	176	TriState Capital Holdings, Inc.(Æ)	3,143	55
MBIA, Inc.(Æ)	43,396	334	UMB Financial Corp.	19,681	1,221
MFA Financial, Inc.(ö)	13,738	100	Union Bankshares Corp.	39,720	1,109
MGIC Investment Corp.(Æ)	343,452	2,803	United Community Banks, Inc.	60,617	1,307
Mid-America Apartment Communities, Inc.			Universal Insurance Holdings, Inc.(Ñ)	8,695	185
(ö)	14,562	1,351	Urban Edge Properties (ö)	3,441	89
MSCI, Inc. Class A	12,338	989	Urstadt Biddle Properties, Inc. Class A(ö)	5,742	123
National Health Investors, Inc. (ö)	13,762	1,043	Ventas, Inc. (ö)	2,256	153
National Retail Properties, Inc.(ö)	3,336	152	Voya Financial, Inc.	11,360	347
Navigators Group, Inc. (The)	2,541	237	Webster Financial Corp.	33,478	1,352
Nelnet, Inc. Class A	9,341	366	Weingarten Realty Investors (ö)	1,024	37
NorthStar Realty Finance Corp. (ö)	20,791	302	WesBanco, Inc.	17,468	575
Northwest Bancshares, Inc.	8,090	127	White Mountains Insurance Group, Ltd.	222	184
OFG Bancorp(Ñ)	84,045	895	WisdomTree Investments, Inc.(Ñ)	20,609	177
Old National Bancorp	72,361	1,064	World Acceptance Corp.(Æ)	5,306	252
OM Asset Management PLC	38,719	545	WR Berkley Corp.	3,831	219
OneBeacon Insurance Group, Ltd. Class A	25,513	351	WSFS Financial Corp.	8,031	281
Oritani Financial Corp.	8,387	131	Zions Bancorporation	8,633	278
PacWest Bancorp	26,097	1,132			101,508
Paramount Group, Inc.(ö)	22,331	347
Parkway, Inc. (Æ)(ö)	2,379	43	Health Care - 10.7%
Pebblebrook Hotel Trust (ö)	6,610	160	Acadia Healthcare Co., Inc.(Æ)	12,649	455
People's Utah Bancorp	5,621	113	Akorn, Inc.(Æ)	105,503	2,527
Piedmont Office Realty Trust, Inc. Class A(ö)	17,744	363	Albany Molecular Research, Inc.(Æ)(Ñ)	70,933	1,106

See accompanying notes which are an integral part of the financial statements.

286 Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Alere, Inc.(Æ)	5,509	246	Acuity Brands, Inc.	13,016	2,910
Align Technology, Inc.(Æ)	29,954	2,574	Albemarle Corp.	5,575	466
Analogic Corp.	2,522	207	Armstrong Flooring, Inc.(Æ)	23,532	381
Bio-Rad Laboratories, Inc. Class A(Æ)	137	22	Ashland Global Holdings, Inc.	3,392	379
BioSpecifics Technologies Corp.(Æ)	3,273	142	Balchem Corp.	25,631	1,945
Bio-Techne Corp.	21,772	2,264	Ball Corp.	13,125	1,011
Brookdale Senior Living, Inc. Class A(Æ)	58,005	837	Belden, Inc.	3,675	238
Cantel Medical Corp.	10,562	752	Bemis Co., Inc.	2,414	118
Celldex Therapeutics, Inc.(Æ)(Ñ)	7,464	24	Carpenter Technology Corp.	21,149	668
Charles River Laboratories International,			Century Aluminum Co.(Æ)	71,706	524
Inc.(Æ)	14,541	1,103	Chemtura Corp.(Æ)	19,686	646
Chemed Corp.	2,336	330	Compass Minerals International, Inc.(Ñ)	7,129	512
CONMED Corp.	28,920	1,157	Crown Holdings, Inc.(Æ)	5,723	310
Cooper Cos., Inc. (The)	2,058	362	Domtar Corp.	1,938	70
DexCom, Inc.(Æ)	7,077	554	Eagle Materials, Inc.	8,920	722
DYAX Corp.(Æ)	5,306	6	Ferro Corp.(Æ)	4,771	62
Five Prime Therapeutics, Inc.(Æ)	6,820	331	FMC Corp.	20,877	979
Haemonetics Corp.(Æ)	20,950	700	GCP Applied Technologies, Inc.(Æ)	39,690	1,026
Henry Schein, Inc.(Æ)	1,751	261	Global Brass & Copper Holdings, Inc.	16,735	480
Hologic, Inc.(Æ)	9,896	356	Headwaters, Inc.(Æ)	4,271	70
Icon PLC(Æ)	19,330	1,552	Hexcel Corp.	1,255	57
ICU Medical, Inc.(Æ)	264	37	Innophos Holdings, Inc.	12,797	587
Integer Holdings Corp.(Æ)	6,450	142	Innospec, Inc.	4,161	251
Integra LifeSciences Holdings Corp.(Æ)	23,556	1,873	ITT, Inc.	38,783	1,366
Invacare Corp.	111,429	1,020	LB Foster Co. Class A	23,129	287
Ionis Pharmaceuticals, Inc.(Æ)	7,245	188	Lennox International, Inc.	3,222	470
Kindred Healthcare, Inc.	122,035	1,202	LSB Industries, Inc.(Æ)(Ñ)	13,536	72
Lannett Co., Inc.(Æ)(Ñ)	38,118	835	Martin Marietta Materials, Inc.	6,606	1,225
LifePoint Health, Inc.(Æ)	5,147	308	Minerals Technologies, Inc.	21,553	1,448
Ligand Pharmaceuticals, Inc. Class B(Æ)(Ñ)	18,501	1,771	Mosaic Co. (The)	8,095	190
MEDNAX, Inc.(Æ)	15,511	950	NewMarket Corp.	1,978	793
MiMedx Group, Inc.(Æ)(Ñ)	88,588	789	Owens Corning	3,111	152
Myriad Genetics, Inc.(Æ)(Ñ)	15,164	299	Owens-Illinois, Inc.(Æ)	7,279	140
Neurocrine Biosciences, Inc.(Æ)	6,233	273	Packaging Corp. of America	4,726	390
Omnicell, Inc.(Æ)	8,346	272	PGT, Inc.(Æ)	87,633	859
OPKO Health, Inc.(Æ)(Ñ)	20,076	189	PolyOne Corp.	6,686	195
Orthofix International NV(Æ)	4,798	176	RBC Bearings, Inc.(Æ)	1,937	138
PharmAthene, Inc.(Æ)(Ñ)	109,442	301	RPM International, Inc.	14,379	684
PRA Health Sciences, Inc.(Æ)	20,317	1,081	Schweitzer-Mauduit International, Inc.	2,050	76
Premier, Inc. Class A(Æ)	33,387	1,063	Sealed Air Corp.	3,044	139
Prestige Brands Holdings, Inc.(Æ)	175	8	Sensient Technologies Corp.	14,260	1,062
PTC Therapeutics, Inc.(Æ)(Ñ)	15,319	95	Sonoco Products Co.	3,919	197
Quality Systems, Inc.(Æ)	2,976	38	Steel Dynamics, Inc.	7,194	197
ResMed, Inc.	645	39	Trex Co., Inc.(Æ)	925	50
Retrophin, Inc.(Æ)	11,497	217	Trinseo SA	12,619	662
Sarepta Therapeutics, Inc.(Æ)	13,002	510	Unifi, Inc.(Æ)	37,666	1,083
Seattle Genetics, Inc.(Æ)	4,553	235	Universal Forest Products, Inc.	2,625	226
Spark Therapeutics, Inc.(Æ)(Ñ)	5,664	266	US Silica Holdings, Inc.	4,390	203
Teleflex, Inc.	4,569	654	Valspar Corp.	8,128	810
United Therapeutics Corp.(Æ)	3,793	455	Vulcan Materials Co.	18,463	2,090
US Physical Therapy, Inc.	26,966	1,534	Watsco, Inc.	7,077	972
VCA, Inc.(Æ)	70,284	4,320	WR Grace & Co.	2,986	200
VWR Corp.(Æ)	33,404	919			31,423
WellCare Health Plans, Inc.(Æ)	22,405	2,543
Zimmer Biomet Holdings, Inc.	2,883	304	Producer Durables - 14.8%
		42,774	ACCO Brands Corp.(Æ)	33,189	368
			Advisory Board Co. (The)(Æ)	22,100	880
Materials and Processing - 7.9%			AGCO Corp.	664	34
A Schulman, Inc.	10,407	299	Air Transport Services Group, Inc.(Æ)	802	11
AAON, Inc.	11,226	336	Aircastle, Ltd.	8,190	168

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid & Small Cap Fund 287

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Alaska Air Group, Inc.	633	46	MAXIMUS, Inc.	41,515	2,161
Allegiant Travel Co. Class A	1,795	248	Middleby Corp.(Æ)	6,648	745
Allison Transmission Holdings, Inc. Class A	30,234	886	Monster Worldwide, Inc.(Æ)	124,377	424
Altra Industrial Motion Corp.	28,626	844	MSC Industrial Direct Co., Inc. Class A	9,223	671
AO Smith Corp.	22,536	1,018	Navigant Consulting, Inc.(Æ)	8,155	191
Applied Industrial Technologies, Inc.	4,000	203	Nordson Corp.	2,847	285
Atlas Air Worldwide Holdings, Inc.(Æ)	13,925	583	NV5 Global, Inc.(Æ)	7,442	213
B/E Aerospace, Inc.	22,681	1,350	Orbital ATK, Inc.	4,746	353
Babcock & Wilcox Co. (The) Class W(Æ)	8,957	351	OSI Systems, Inc.(Æ)	7,705	540
Barnes Group, Inc.	28,739	1,145	Proto Labs, Inc.(Æ)(Ñ)	8,132	364
Booz Allen Hamilton Holding Corp. Class A	9,028	275	Robert Half International, Inc.	4,436	166
Brady Corp. Class A	48,416	1,603	Rollins, Inc.	817	25
Briggs & Stratton Corp.	50,577	942	Rush Enterprises, Inc. Class A(Æ)	31,548	828
Brink's Co. (The)	1,241	49	Saia, Inc.(Æ)	28,441	1,014
Carlisle Cos., Inc.	3,258	342	SkyWest, Inc.	8,678	262
CIRCOR International, Inc.	19,937	1,072	Snap-on, Inc.	203	31
Clarcor, Inc.	15,000	933	Stericycle, Inc.(Æ)	12,366	990
Commercial Vehicle Group, Inc.(Æ)	77,109	350	Sykes Enterprises, Inc.(Æ)	804	22
Convergys Corp.	879	26	Terex Corp.	4,352	104
CoStar Group, Inc.(Æ)	10,684	1,999	Tetra Tech, Inc.	4,369	168
Crane Co.	6,145	418	Textron, Inc.	7,997	321
Deluxe Corp.	3,172	194	Thermon Group Holdings, Inc.(Æ)	32,431	594
Echo Global Logistics, Inc.(Æ)	67,349	1,428	Tidewater, Inc.(Æ)(Ñ)	12,052	21
Electronics For Imaging, Inc.(Æ)	4,867	207	Toro Co. (The)	7,664	367
EnPro Industries, Inc.	15,602	844	TriMas Corp.(Æ)	41,836	751
ESCO Technologies, Inc.	40,946	1,824	Trimble, Inc.(Æ)	37,548	1,038
ExlService Holdings, Inc.(Æ)	4,894	216	Triumph Group, Inc.	25,369	601
Exponent, Inc.	446	26	TrueBlue, Inc.(Æ)	47,608	833
Flir Systems, Inc.	21,187	698	UniFirst Corp.	1,948	239
Flowserve Corp.	15,683	664	United Rentals, Inc.(Æ)	12,333	933
Forward Air Corp.	3,832	158	Vectrus, Inc.(Æ)	8,310	139
Franklin Electric Co., Inc.	24,410	890	Virgin America, Inc.(Æ)(Ñ)	2,916	159
FTI Consulting, Inc.(Æ)	23,266	906	Wabtec Corp.	17,434	1,348
G&K Services, Inc. Class A	5,726	542	WageWorks, Inc.(Æ)	34,187	2,015
GATX Corp.(Ñ)	2,544	111	Wesco Aircraft Holdings, Inc.(Æ)	19,422	250
Generac Holdings, Inc.(Æ)	26,928	1,026	Zebra Technologies Corp. Class A(Æ)	7,134	470
General Cable Corp.	65,708	920			59,213
Genesee & Wyoming, Inc. Class A(Æ)	21,685	1,473
Genpact, Ltd.(Æ)	44,948	1,033	Technology - 12.1%
Graco, Inc.	1,457	109	Acacia Research Corp.(Æ)	62,849	368
Granite Construction, Inc.	4,810	236	Advanced Micro Devices, Inc.(Æ)	8,044	58
Greenbrier Cos., Inc.(Ñ)	24,147	761	Akamai Technologies, Inc.(Æ)	14,209	987
Hawaiian Holdings, Inc.(Æ)	10,269	462	Ambarella, Inc.(Æ)(Ñ)	4,361	268
Healthcare Services Group, Inc.	72,047	2,664	Anixter International, Inc.(Æ)	5,435	357
HEICO Corp.	4,771	322	Autobytel, Inc.(Æ)	21,998	360
Herc Holdings, Inc.(Æ)	148	4	Avid Technology, Inc.(Æ)	102,590	674
Herman Miller, Inc.	35,304	981	Avnet, Inc.	5,180	217
Hertz Global Holdings, Inc.(Æ)	444	15	Black Box Corp.	10,741	124
HNI Corp.	4,654	189	Bottomline Technologies de, Inc.(Æ)	53,837	1,222
Insperity, Inc.	588	44	CA, Inc.	65,721	2,020
Kansas City Southern	1,553	136	CACI International, Inc. Class A(Æ)	14,943	1,462
Keysight Technologies, Inc.(Æ)	16,722	549	Callidus Software, Inc.(Æ)	42,987	785
Kirby Corp.(Æ)	14,520	856	Cardtronics PLC Class A(Æ)	38,257	1,913
Knight Transportation, Inc.	9,433	276	Cavium, Inc.(Æ)	32,366	1,827
Knoll, Inc.	59,276	1,283	comScore, Inc.(Æ)	12,632	364
Lexmark International, Inc. Class A	9,272	368	Cypress Semiconductor Corp.	21,153	211
Littelfuse, Inc.	2,549	356	Diodes, Inc.(Æ)	27,037	560
Manitowoc Co., Inc. (The)	7,453	30	DST Systems, Inc.	394	38
Manitowoc Foodservice, Inc.(Æ)	37,581	568	Ellie Mae, Inc.(Æ)	15,381	1,629
Matson, Inc.	1,614	64	Entegris, Inc.(Æ)	73,831	1,174

See accompanying notes which are an integral part of the financial statements.

288 Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal	Fair			Principal		Fair
	Amount ($) or	Value			Amount ($) or		Value
	Shares	$			Shares		$
Envestnet, Inc.(Æ)	39,949	1,412		Southwest Gas Corp.	4,108		298
EPAM Systems, Inc.(Æ)	17,260	1,111		Telephone & Data Systems, Inc.	24,403		630
FormFactor, Inc.(Æ)	114,373	1,026		US Cellular Corp.(Æ)	11,288		396
Fortinet, Inc.(Æ)	30,881	990		Vectren Corp.	31,228		1,571
GigPeak, Inc.(Æ)	34,814	82		Westar Energy, Inc. Class A	2,336		134
Guidewire Software, Inc.(Æ)	12,215	702					13,429
IPG Photonics Corp.(Æ)	1,991	193

Ixia(Æ)	5,730	68		Total Common Stocks
Jabil Circuit, Inc.	6,244	133
Loral Space & Communications, Inc.(Æ)	8,875	344		(cost $287,653)			379,071
MACOM Technology Solutions Holdings,
Inc.(Æ)	43,471	1,598	Short	-Term Investments - 4.4%
Manhattan Associates, Inc.(Æ)	6,188	313		Russell U.S. Cash Management Fund	17,615,648	(8)	17,619
ManTech International Corp. Class A	90,712	3,522		Total Short-Term Investments
Match Group, Inc.(Æ)(Ñ)	24,145	436		(cost $17,617)			17,619
MeetMe, Inc.(Æ)(Ñ)	60,159	294
Monolithic Power Systems, Inc.	6,476	510		Other Securities - 5.2%
Oclaro, Inc.(Æ)	7,551	55		Russell U.S. Cash Collateral Fund(×)	20,724,046	(8)	20,724
ON Semiconductor Corp.(Æ)	9,500	111		Total Other Securities
Open Text Corp.	8,431	523		(cost $20,724)			20,724
Orbotech, Ltd.(Æ)	6,913	189
Plexus Corp.(Æ)	57,466	2,633
Progress Software Corp.	72,732	1,957		Total Investments 104.8%
PTC, Inc.(Æ)	63,500	3,012		(identified cost $325,994)			417,414
Qorvo, Inc.(Æ)	3,050	170
Qualys, Inc.(Æ)	23,807	887		Other Assets and Liabilities, Net
Rambus, Inc.(Æ)	18,176	222	-	(4.8%)			(18,974)
RetailMeNot, Inc.(Æ)	38,633	350		Net Assets - 100.0%			398,440
Rogers Corp.(Æ)	5,775	314
Sabre Corp.	14,036	363
Sanmina Corp.(Æ)	3,534	98
Skyworks Solutions, Inc.	2,464	190
Symantec Corp.	8,246	206
Synaptics, Inc.(Æ)	15,513	809
Syntel, Inc.	4,359	88
Take-Two Interactive Software, Inc.(Æ)	28,421	1,262
TrueCar, Inc.(Æ)(Ñ)	32,330	312
Tyler Technologies, Inc.(Æ)	7,364	1,181
Ultimate Software Group, Inc.(Æ)	6,243	1,317
VeriFone Systems, Inc.(Æ)	107,259	1,660
Virtusa Corp.(Æ)	43,646	827
		48,088

Utilities - 3.4%
8x8, Inc.(Æ)	74,717	1,065
ALLETE, Inc.	2,069	127
ATN International, Inc.	2,669	180
CMS Energy Corp.	60,920	2,568
Cogent Communications Holdings, Inc.	20,249	747
Connecticut Water Service, Inc.	4,800	250
El Paso Electric Co.	26,585	1,228
Evolution Petroleum Corp.	55,273	426
Fairmount Santrol Holdings, Inc.(Æ)	42,623	366
FairPoint Communications, Inc.(Æ)	10,893	170
Idacorp, Inc.	2,424	190
Level 3 Communications, Inc.(Æ)	5,357	301
National Fuel Gas Co.	22,860	1,197
New Jersey Resources Corp.	6,600	224
NorthWestern Corp.	22,934	1,320
PNM Resources, Inc.	1,238	41

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid & Small Cap Fund 289

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2016

Futures Contracts
Amounts in thousands (except contract amounts)
							Unrealized
							Appreciation
			Number of	Notional		Expiration	(Depreciation)
			Contracts	Amount		Date	$
Long Positions
S&P Mid 400 E-Mini Index Futures			118	USD	17,780	12/16	(713)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							(713)

Presentation of Portfolio Holdings
Amounts in thousands
			Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)		Total	% of Net Assets
Common Stocks
Consumer Discretionary	$52,171	$—	$—		$—	$52,171	13.1
Consumer Staples	12,263	—	5		—	12,268	3.1
Energy	18,197	—	—		—	18,197	4.6
Financial Services	101,508	—	—		—	101,508	25.5
Health Care	42,768	—	6		—	42,774	10.7
Materials and Processing	31,423	—	—		—	31,423	7.9
Producer Durables	59,213	—	—		—	59,213	14.8
Technology	48,088	—	—		—	48,088	12.1
Utilities	13,429	—	—		—	13,429	3.4
Short-Term Investments	—	—	—		17,619	17,619	4.4
Other Securities	—	—	—		20,724	20,724	5.2
Total Investments	379,060	—	11		38,343	417,414	104.8
Other Assets and Liabilities, Net							(4.8)
							100.0
Other Financial Instruments
A
Liabilities
Futures Contracts	(713)	—	—		—	(713)	(0.2)
Total Other Financial Instruments*	$(713)	$—	$—		$—	$(713)

* Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2016 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

290 Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Fair Value of Derivative Instruments — October 31, 2016

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$713

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$2,846

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(1,228)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid & Small Cap Fund 291

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2016

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value	$20,086	$ — $	20,086
Futures Contracts	Variation margin on futures contracts	126	—	126
Total Financial and Derivative Assets		20,212	—	20,212
Financial and Derivative Assets not subject to a netting agreement		(126)	—	(126)
Total Financial and Derivative Assets subject to a netting agreement		$20,086	$ — $	20,086

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Barclays	$1,930	$—	$ 1,930	$—
Citigroup	1,786	—	1,786	—
Credit Suisse	1,250	—	1,250	—
Deutsche Bank	288	—	288	—
Fidelity	1,978	—	1,978	—
Goldman Sachs	786	—	786	—
JPMorgan Chase	4,844	—	4,844	—
Merrill Lynch	763	—	763	—
Morgan Stanley	5,965	—	5,965	—
UBS	496	—	496	—
Total	$20,086	$—	$ 20,086	$—

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

292 Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$325,994
Investments, at fair value(*)(>)	417,414
Cash (restricted)(a)	945
Receivables:
Dividends and interest	88
Dividends from affiliated Russell funds	9
Investments sold	5,564
Fund shares sold	897
Variation margin on futures contracts	126
Total assets	425,043

Liabilities
Payables:
Investments purchased	5,261
Fund shares redeemed	99
Accrued fees to affiliates	410
Other accrued expenses	109
Payable upon return of securities loaned	20,724
Total liabilities	26,603

Net Assets	$398,440

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid & Small Cap Fund 293

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Statement of Assets and Liabilities, continued — October 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(237)
Accumulated net realized gain (loss)	(6,528)
Unrealized appreciation (depreciation) on:
Investments	91,420
Futures contracts	(713)
Shares of beneficial interest	191
Additional paid-in capital	314,307
Net Assets	$398,440

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$20.15
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$21.38
Class A — Net assets	$9,793,593
Class A — Shares outstanding ($.01 par value)	486,109
Net asset value per share: Class C(#)	$17.44
Class C — Net assets	$11,719,979
Class C — Shares outstanding ($.01 par value)	671,965
Net asset value per share: Class E(#)	$20.19
Class E — Net assets	$8,300,907
Class E — Shares outstanding ($.01 par value)	411,145
Net asset value per share: Class S(#)	$20.98
Class S — Net assets	$368,625,795
Class S — Shares outstanding ($.01 par value)	17,567,687
Amounts in thousands
(*) Securities on loan included in investments	$20,086
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$38,343

(a) Cash Collateral for Futures	$945
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

294 Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Dividends	$4,457
Dividends from affiliated Russell funds	95
Securities lending income (net)	517
Total investment income	5,069

Expenses
Advisory fees	3,756
Administrative fees	185
Custodian fees (1)	117
Distribution fees - Class A	24
Distribution fees - Class C	88
Transfer agent fees - Class A	19
Transfer agent fees - Class C	24
Transfer agent fees - Class E	16
Transfer agent fees - Class S	708
Professional fees	57
Registration fees	66
Shareholder servicing fees - Class C	29
Shareholder servicing fees - Class E	20
Trustees’ fees	15
Printing fees	63
Miscellaneous	18
Expenses before reductions	5,205
Expense reductions	(272)
Net expenses	4,933
Net investment income (loss)	136

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(8,169)
Futures contracts	2,846
Net realized gain (loss)	(5,323)
Net change in unrealized appreciation (depreciation) on:
Investments	8,706
Futures contracts	(1,228)
Net change in unrealized appreciation (depreciation)	7,478
Net realized and unrealized gain (loss)	2,155
Net Increase (Decrease) in Net Assets from Operations	$2,291

(1) Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 10 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid & Small Cap Fund 295

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$136	$(907)
Net realized gain (loss)	(5,323)	1,745
Net change in unrealized appreciation (depreciation)	7,478	(4,229)
Net increase (decrease) in net assets from operations	2,291	(3,391)

Distributions
From net realized gain
Class A	(49)	(383)
Class C	(73)	(747)
Class E	(41)	(376)
Class S	(1,714)	(16,931)
Net decrease in net assets from distributions	(1,877)	(18,437)

Share Transactions*
Net increase (decrease) in net assets from share transactions	28,558	69,370
Total Net Increase (Decrease) in Net Assets	28,972	47,542

Net Assets
Beginning of period	369,468	321,926
End of period	$398,440	$369,468
Undistributed (overdistributed) net investment income included in net assets	$(237)	$(1,029)

See accompanying notes which are an integral part of the financial statements.

296 Russell Tax-Managed U.S. Mid & Small Cap Fund

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Russell Tax-Managed U.S. Mid & Small Cap Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	175	$3,409	185	$3,844
Proceeds from reinvestment of distributions	2	49	18	380
Payments for shares redeemed	(145)	(2,889)	(49)	(1,041)
Net increase (decrease)	32	569	154	3,183
Class C
Proceeds from shares sold	97	1,666	170	3,132
Proceeds from reinvestment of distributions	4	72	41	745
Payments for shares redeemed	(130)	(2,206)	(112)	(2,055)
Net increase (decrease)	(29)	(468)	99	1,822
Class E
Proceeds from shares sold	74	1,472	124	2,534
Proceeds from reinvestment of distributions	2	41	18	370
Payments for shares redeemed	(55)	(1,100)	(46)	(955)
Net increase (decrease)	21	413	96	1,949
Class S
Proceeds from shares sold	5,366	109,263	4,818	104,704
Proceeds from reinvestment of distributions	83	1,673	767	16,477
Payments for shares redeemed	(4,044)	(82,892)	(2,717)	(58,765)
Net increase (decrease)	1,405	28,044	2,868	62,416
Total increase (decrease)	1,429	$28,558	3,217	$69,370

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid & Small Cap Fund 297

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2016	20.26	(.04)	.03	(.01)	—	(.10)
October 31, 2015	21.65	(.10)	(.04)	(.14)	—	(1.25)
October 31, 2014	21.99	(.14)	1.56	1.42	—(f)	(1.76)
October 31, 2013	16.00	(.08)	6.09	6.01	—(f)	(.02)
October 31, 2012	14.47	(.05)	1.58	1.53	—	—

Class C
October 31, 2016	17.68	(.16)	.02	(.14)	—	(.10)
October 31, 2015	19.18	(.22)	(.03)	(.25)	—	(1.25)
October 31, 2014	19.81	(.26)	1.39	1.13	—(f)	(1.76)
October 31, 2013	14.51	(.18)	5.50	5.32	—	(.02)
October 31, 2012	13.23	(.15)	1.43	1.28	—	—

Class E
October 31, 2016	20.29	(.03)	.03	—	—	(.10)
October 31, 2015	21.68	(.10)	(.04)	(.14)	—	(1.25)
October 31, 2014	22.01	(.14)	1.57	1.43	—(f)	(1.76)
October 31, 2013	16.01	(.06)	6.08	6.02	—	(.02)
October 31, 2012	14.48	(.05)	1.58	1.53	—	—

Class S
October 31, 2016	21.03	.02	.03	.05	—	(.10)
October 31, 2015	22.38	(.05)	(.05)	(.10)	—	(1.25)
October 31, 2014	22.61	(.09)	1.62	1.53	—(f)	(1.76)
October 31, 2013	16.43	(.02)	6.25	6.23	(.03)	(.02)
October 31, 2012	14.83	(.01)	1.61	1.60	—	—

See accompanying notes which are an integral part of the financial statements.

298 Russell Tax-Managed U.S. Mid & Small Cap Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross(l)	Net(d)(l)	Net Assets(d)	Turnover Rate(k)

(.10)	20.15	(.01)	9,794	1.56	1.52	(.20)	70
(1.25)	20.26	(.77)	9,189	1.57	1.53	(.49)	65
(1.76)	21.65	6.73	6,489	1.58	1.53	(.69)	80
(.02)	21.99	37.62	3,256	1.56	1.53	(.44)	46
—	16.00	10.57	1,426	1.58	1.53	(.34)	48

(.10)	17.44	(.75)	11,720	2.32	2.24	(.92)	70
(1.25)	17.68	(1.48)	12,392	2.32	2.25	(1.21)	65
(1.76)	19.18	5.95	11,555	2.32	2.25	(1.39)	80
(.02)	19.81	36.71	11,218	2.31	2.25	(1.11)	46
—	14.51	9.68	7,083	2.34	2.25	(1.06)	48

(.10)	20.19	.04	8,301	1.57	1.49	(.17)	70
(1.25)	20.29	(.77)	7,918	1.57	1.50	(.46)	65
(1.76)	21.68	6.77	6,383	1.57	1.50	(.65)	80
(.02)	22.01	37.64	5,665	1.56	1.50	(.36)	46
—	16.01	10.57	3,898	1.59	1.50	(.31)	48

(.10)	20.98	.28	368,625	1.32	1.24	.08	70
(1.25)	21.03	(.55)	339,969	1.32	1.25	(.21)	65
(1.76)	22.38	7.01	297,498	1.32	1.25	(.40)	80
(.05)	22.61	38.02	233,887	1.31	1.25	(.11)	46
—	16.43	10.79	152,403	1.34	1.25	(.06)	48

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid & Small Cap Fund 299

Russell Investment Company
Russell Tax-Managed U.S. Mid & Small Cap Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Advisory fees	$324,499
Administration fees	16,630
Distribution fees	9,737
Shareholder servicing fees	4,336
Transfer agent fees	51,883
Trustee fees	2,862
$409,947

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
Russell U.S. Cash Collateral Fund $	21,647	$140,966	$141,889	$—	$ —	$20,724	$105	$—
Russell U.S. Cash Management Fund	21,776	102,818	106,977	—	2	17,619	95	—
	$43,423	$243,784	$248,866	$—	$ 2	$38,343	$200	$—

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$326,566,564
Unrealized Appreciation	$97,696,362
Unrealized Depreciation	(6,848,950)
Net Unrealized Appreciation (Depreciation)	$90,847,412
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$(6,842,223)
Tax Composition of Distributions
Long-Term Capital Gains	$1,876,698

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transactions, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

As permitted by tax regulations, the Fund intends to defer a late year ordinary loss of $63,634 incurred from January 1, 2016 to October
31, 2016 and treat it as arising in the fiscal year 2017.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$656
Accumulated net realized gain (loss)	—
Additional paid-in capital	(656)

See accompanying notes which are an integral part of the financial statements.

300 Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company
Russell Tax-Managed International Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

Russell Tax-Managed International Equity Fund - Class A‡			Russell Tax-Managed International Equity Fund - Class S
	Total			Total
	Return			Return
1 Year	(4.10)%		1 Year	1.83%
Inception*	(9.26	)%§	Inception*	(5.24	)%§

Russell Tax-Managed International Equity Fund - Class C			Russell Global Large Cap® ex-U.S. Index Net**
	Total			Total
	Return			Return
1 Year	0.89%		1 Year	0.26%
Inception*	(6.15	)%§	Inception*	(5.39	)%§

Russell Tax-Managed International Equity Fund - Class E
	Total
	Return
1 Year	1.59%
Inception*	(5.47	)%§

Russell Tax-Managed International Equity Fund 301

Russell Investment Company
Russell Tax-Managed International Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The Russell Tax-Managed International Equity Fund (the	(“BoJ”) maintained a dovish stance, as the ECB introduced new
“Fund”) employs a multi-manager approach whereby Russell	accommodative stimulus measures in an effort to boost Eurozone
Investment Management, LLC (“RIM”) manages a portion of the	inflation and the BoJ strengthened the stimulus program by moving
Fund’s assets based upon model portfolios provided by multiple	the deposit rate into negative territory. In the second half of the
non-discretionary money managers. The Fund’s money managers	fiscal year, market attention became increasingly fixated upon
have non-discretionary asset management assignments pursuant	the U.K., culminating in the U.K. exiting the European Union on
to which they provide a model portfolio to RIM representing their	June 23rd’s referendum result, severing a 43-year membership,
investment recommendations, based upon which RIM purchases	which spurred significant market volatility. Emerging markets
and sells securities for the Fund. RIM also manages the portion of	gained traction in the second half of the fiscal year with better
the Fund's assets that RIM determines not to manage based upon	than expected economic data from China and other emerging
model portfolios provided by the Fund's money managers. RIM	markets. The Fed lowered the expected pace of rate hikes to a one
may change the allocation of the Fund’s assets at any time. An	hike scenario as the most likely case for the remainder of 2016.
exemptive order from the Securities and Exchange Commission	Asia ex-Japan and Canada were the stand out markets over the
(“SEC”) permits RIM to engage or terminate a money manager	period, while the U.K. and developed Europe ex-U.K. lagged the
at any time, subject to approval by the Fund’s Board, without a	most. The Fund’s overweight to emerging markets was favorable,
shareholder vote. Pursuant to the terms of the exemptive order,	which was partially offset by the underweight to Asia ex-Japan.
the Fund is required to notify its shareholders within 90 days of
when a money manager begins providing services. As of October	In terms of sector returns, commodity driven sectors materials
31, 2016, the Fund had six money managers.	and energy outperformed the most, while some of the defensive sectors, especially health care, lagged the most. The financial
What is the Fund’s investment objective?	services sector lagged the benchmark, especially driven by
The Fund seeks to provide long term capital growth on an after-	banks. The Fund’s sector positioning was broadly favorable, with
tax basis.	the primary drivers being the Fund’s underweight to health care

How did the Fund perform relative to its benchmark for the	and overweight to technology.
fiscal year ended October 31, 2016?	In terms of factor returns, quality and value outperformed the
For the fiscal year ended October 31, 2016, the Fund’s Class	most, growth factor underperformed and stocks with higher
A, Class C, Class E and Class S Shares gained 1.71%, 0.89%,	medium-term momentum underperformed. Stocks with lower
1.59% and 1.83%, respectively. This is compared to the Fund’s	volatility held up well and stocks in the lower end of capitalization
benchmark, the Russell Global ex-U.S. Large Cap® Index	spectrum modestly outperformed in the global ex-U.S. markets.
(Net), which gained 0.26% during the same period. The Fund’s	The Fund’s overweight to value and volatility had a favorable
performance includes operating expenses, whereas index returns	impact on performance for the period.
are unmanaged and do not include expenses of any kind.	How did the investment strategies and techniques employed
For the fiscal year ended October 31, 2016, the Morningstar®	by the Fund and its money managers affect its benchmark-
Foreign Large Blend Category, a group of funds that Morningstar	relative performance?
considers to have investment strategies similar to those of the	The Fund outperformed its benchmark for the one year period
Fund, lost 2.08%. This result serves as a peer comparison and is	ending October 31, 2016. The Fund’s overweights to emerging
expressed net of operating expenses.	markets, value and volatility were favorable during the period
RIM may assign a money manager a specific style or	and the Fund was further aided by the outperformance of the
capitalization benchmark other than the Fund’s index. However,	Fund’s emerging markets managers during the period. The Fund’s
the Fund’s primary index remains the benchmark for the Fund	sector positioning was broadly favorable, with the primary drivers
and is representative of the aggregate of each money manager’s	being the Fund’s underweight to health care and overweight to
benchmark index.	technology.
The Fund’s money managers have non-discretionary asset
How did the market conditions described in the Market	management assignments pursuant to which they provide a model
Summary report affect the Fund’s performance?	portfolio to RIM representing their investment recommendations,
In the first half of the fiscal year ended October 31, 2016, the U.S.	based upon which RIM purchases and sells securities for the
Federal Reserve (“the Fed”) lifted the interest rate by 25 basis	Fund. With respect to this portion of the Fund, RIM manages
points to 0.5% in December 2015, the first time since financial	the Fund’s assets based upon the model portfolios provided by
crisis. The European Central Bank (“ECB”) and Bank of Japan	the Fund’s money managers. RIM also manages the portion of

302 Russell Tax-Managed International Equity Fund

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Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

the Fund's assets that RIM determines not to manage based upon	stocks with lower debt and higher profitability) and slightly higher
model portfolios provided by the Fund's money managers. This	momentum, while preserving the potential benefits of the money
includes assets managed directly by RIM to effect the Fund's	managers’ active stock selection. From a benchmark-relative
investment strategies and/or to actively manage the Fund's overall	perspective, the positioning strategy was flat compared with
exposures to seek to achieve the desired risk/return profile for the	the Fund’s benchmark. Overweight to value paid off, while the
Fund. RIM also manages the Fund’s liquidity reserves.	underweight to volatility detracted.
Emerging markets specialist manager, RWC Asset Advisors (US)	During the period, RIM equitized the Fund’s cash using index
LLC (“RWC”), was the best performing money manager during	futures contracts to provide the Fund with full market exposure.
the fiscal year. RWC benefited from strong stock selection as	This did not have a significant impact on Fund performance.
well as from a dynamic value orientation, as value and volatility
outperformed.	Describe any changes to the Fund’s structure or the money
manager line-up.
The Fund’s developed ex-U.S. value manager, Pzena Investment	During the period, RIM modestly increased the Fund’s allocation
Management, LLC (“Pzena”), faced the strongest headwinds over	to emerging markets specialist managers.
the period. Although the manager benefited from factor tailwinds
due to its dynamic value orientation, the manager’s overweight	Money Managers as of October 31,
to capitalization size detracted. Moreover, stock selection was	2016	Styles
challenged, especially in industrials.	AllianceBernstein L.P.	Emerging - Value
RIM manages a positioning strategy within the Fund, which is	Delaware Investment Fund Advisers, a Series of
designed with the dual mandate of improving the Fund’s after-tax	Delaware Management Business Trust	Emerging - Value
	Fiera Capital Inc.	Developed - Growth
returns as well as controlling Fund-level exposures and/or risks.	Janus Capital Management LLC and Perkins
The active tax management aspect of the strategy is focused on	Investment Management, LLC	Developed - Value
improving the after tax returns of the Fund. Because RIM controls	Pzena Investment Management, LLC	Developed - Value
all trading for the Fund, RIM managed the tax lots of the Fund	RWC Asset Advisors (US) LLC	Emerging – Market
and harvested losses and deferred capital gains with respect to		Oriented
certain securities during the fiscal year. As a result, no realized	The views expressed in this report reflect those of the
capital gains are expected to be distributed to Fund shareholders	portfolio managers only through the end of the period
from the fiscal year.	covered by the report. These views do not necessarily
represent the views of RIM, or any other person in RIM or
In addition, using the output from a quantitative model to guide	any other affiliated organization. These views are subject
the purchase of a stock portfolio, RIM seeks to position the Fund	to change at any time based upon market conditions or
to meet RIM’s overall preferred positioning with respect to Fund	other events, and RIM disclaims any responsibility to
exposures, while optimizing the portfolio to minimize tracking	update the views contained herein. These views should not
error relative to the Fund’s money manager portfolios. Over the	be relied on as investment advice and, because investment
period, the Fund’s positioning strategy was designed to provide	decisions for a Russell Investment Company (“RIC”) Fund
exposure to lower capitalization (overweight the smaller stocks	are based on numerous factors, should not be relied on as
in the benchmark), higher value (overweight stocks with lower	an indication of investment decisions of any RIC Fund.
valuations than the benchmark), higher quality (overweight

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Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

* Assumes initial investment on June 1, 2015.

** The Russell Global ex-U.S. Large Cap® Index Net is an index which represents the large-cap segment of the global equity market, including both developed and emerging market countries and excluding companies assigned to the United States.  The performance for this index is calculated “Net” of the relevant withholding tax in each country to reflect the tax implication for U.S. investors investing outside of the U.S.

‡ The performance has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

304 Russell Tax-Managed International Equity Fund

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Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including distribution (12b-1) and/or service fees and other			Performance (5%
Fund expenses. The Example is intended to help you understand		Actual	return before
your ongoing costs (in dollars) of investing in the Fund and to	Class A	Performance	expenses)
Beginning Account Value
compare these costs with the ongoing costs of investing in other	May 1, 2016	$1,000.00	$1,000.00
mutual funds. The Example is based on an investment of $1,000	Ending Account Value
invested at the beginning of the period and held for the entire	October 31, 2016	$1,033.70	$1,018.40
period indicated, which for this Fund is from May 1, 2016 to	Expenses Paid During Period*	$6.85	$6.80

October 31, 2016.	* Expenses are equal to the Fund's annualized expense ratio of 1.34%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
The information in the table under the heading “Actual	year period). May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2016	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2016	$1,029.40	$1,014.63
	Expenses Paid During Period*	$10.66	$10.58
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 2.09%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/366 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period). May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class E	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2016	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2016	$1,033.80	$1,018.40
of other funds.	Expenses Paid During Period*	$6.85	$6.80

* Expenses are equal to the Fund's annualized expense ratio of 1.34%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Russell Tax-Managed International Equity Fund 305

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Shareholder Expense Example, continued — October 31, 2016 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,034.80	$1,019.66
Expenses Paid During Period*	$5.58	$5.53

* Expenses are equal to the Fund's annualized expense ratio of 1.09%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

306 Russell Tax-Managed International Equity Fund

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Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Common Stocks - 91.6%			Cia de Saneamento Basico do Estado de
Argentina - 0.3%			Sao Paulo - ADR(Æ)	215,925	2,272
Cresud SACIF y A - ADR(Æ)	18,139	317	Cia de Saneamento de Minas
IRSA Inversiones y Representaciones			Gerais-COPASA(Æ)	19,464	203
SA - ADR(Æ)	6,750	126	Cosan SA Industria e Comercio	88,699	1,193
YPF SA - ADR	83,435	1,483	Hypermarcas SA	92,411	775
		1,926	Itau Unibanco Holding SA - ADR	203,367	2,426
			JBS SA	157,780	480
Australia - 1.6%			Petroleo Brasileiro SA - ADR(Æ)	293,807	3,428
AGL Energy, Ltd.	14,311	208	Rumo Logistica Operadora Multimodal
ASX, Ltd. - ADR	4,813	172	SA(Æ)	458,657	1,026
Australia & New Zealand Banking			Telefonica Brasil SA - ADR	69,829	1,006
Group, Ltd. - ADR	64,362	1,361	TIM Participacoes SA - ADR	78,641	1,089
Bendigo & Adelaide Bank, Ltd.	30,927	261			19,022
BHP Billiton, Ltd. - ADR	12,620	221
Commonwealth Bank of Australia - ADR	46,225	2,575	Canada - 3.4%
CSL, Ltd.	805	61	Bank of Montreal	8,445	537
Fortescue Metals Group, Ltd.	42,690	178	Bank of Nova Scotia (The)	16,461	885
Goodman Group(ö)	71,710	369	Barrick Gold Corp.	16,388	288
GPT Group (The)(ö)	138,365	489	BCE, Inc.	6,228	283
Macquarie Group, Ltd.	5,472	331	Brookfield Asset Management, Inc.
Medibank Pvt, Ltd.	188,483	370	Class A	4,754	166
Mirvac Group(ö)	103,514	164	Brookfield Real Estate Services, Inc.	32,533	387
National Australia Bank, Ltd. - ADR	9,123	194	Canadian Imperial Bank of Commerce	4,397	329
QBE Insurance Group, Ltd.	21,631	164	Canadian National Railway Co.	27,176	1,709
Rio Tinto, Ltd. - ADR	20,684	850	Canadian Natural Resources, Ltd.	35,419	1,124
Scentre Group(ö)	137,481	439	Canadian Pacific Railway, Ltd.	4,758	680
Stockland(ö)	29,894	100	CCL Industries, Inc. Class B	234	42
Suncorp Group, Ltd.	48,123	437	Cenovus Energy, Inc.	40,360	582
Wesfarmers, Ltd.(Æ)	12,552	391	CGI Group, Inc. Class A(Æ)	3,049	145
Westfield Corp.(ö)	28,689	194	Dollarama, Inc.	2,149	161
Westpac Banking Corp.	19,284	446	Enbridge, Inc.	10,289	444
		9,975	Fairfax Financial Holdings, Ltd.	416	213
			First Quantum Minerals, Ltd.	160,324	1,523
Austria - 0.1%			Fortis, Inc.	9,327	307
Erste Group Bank AG(Æ)	12,978	407	Goldcorp, Inc.	7,506	114
UNIQA Insurance Group AG	49,228	318	Husky Energy, Inc.(Æ)	63,677	685
		725	Industrial Alliance Insurance &
			Financial Services, Inc.	8,194	317
Belgium - 0.5%			Intact Financial Corp.	4,595	312
Ageas	8,385	306	Loblaw Cos., Ltd.	2,231	110
Anheuser-Busch InBev SA	14,987	1,721	Magna International, Inc. Class A	35,732	1,467
Colruyt SA	511	27	Metro, Inc. Class A	4,660	144
Elia System Operator SA	5,531	286	National Bank of Canada	10,700	382
KBC Group NV	15,534	945	Open Text Corp.	5,805	360
		3,285	Potash Corp. of Saskatchewan, Inc.	77,657	1,263
			Power Corp. of Canada	14,238	305
Bermuda - 0.1%			Power Financial Corp.	5,192	123
Hiscox, Ltd.	24,694	308	Restaurant Brands International, Inc.	10,135	451
			Rogers Communications, Inc. Class B	46,414	1,868
Brazil - 3.0%			Royal Bank of Canada - GDR	16,949	1,059
B2W Cia Digital(Æ)	184,666	907	SNC-Lavalin Group, Inc.	7,651	311
Banco Bradesco SA - ADR(Æ)	66,258	690	Sun Life Financial, Inc.	17,068	571
BM&FBovespa SA - Bolsa de Valores			Toronto Dominion Bank	22,518	1,022
Mercadorias e Futuros(Æ)	152,958	901	TransCanada Corp.	18,850	853
Braskem SA - ADR	42,926	762			21,522
BRF SA - ADR(Æ)	24,831	415

CCR SA	166,353	904	Cayman Islands - 0.3%
Centrais Eletricas Brasileiras SA			Baidu, Inc. - ADR(Æ)	9,573	1,694
- ADR(Æ)	46,837	346	China Resources Land, Ltd.	138,968	345
Cia Brasileira de Distribuicao - ADR	10,451	199

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed International Equity Fund 307

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Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Qinqin Foodstuffs Group Cayman Co.,			SINA Corp.(Æ)	29,271	2,112
Ltd.(Æ)	318	—	Sinopec Shanghai Petrochemical Co.,
Sunac China Holdings, Ltd.	122,866	84	Ltd. Class H	2,761,136	1,407
		2,123	Sohu.com, Inc.(Æ)	31,439	1,177
			Tencent Holdings, Ltd.	135,965	3,599
Chile - 0.1%			Tingyi Cayman Islands Holding Corp.	298,000	321
Banco de Credito e Inversiones	1	—	Tsingtao Brewery Co., Ltd. Class H	30,000	120
Sociedad Quimica y Minera de Chile			Uni-President China Holdings, Ltd.	311,715	211
SA - ADR	20,596	603	Vipshop Holdings, Ltd. - ADR(Æ)	6,559	90
		603	Weibo Corp. - ADR(Æ)	33,569	1,545
			Zhejiang Expressway Co., Ltd. Class H	781	1
China - 6.1%					38,403
Alibaba Group Holding, Ltd. - ADR(Æ)	20,957	2,131
Angang Steel Co., Ltd. Class H(Æ)	1,666,000	854	Curacao - 0.0%
Bank of China, Ltd. Class H	2,433,437	1,089	HAL Trust	320	63
China CITIC Bank Corp., Ltd. Class H	1,157,000	747
China Communications Services Corp.,			Denmark - 1.4%
Ltd. Class H	784,000	466	Carlsberg A/S Class B	4,284	386
China Construction Bank Corp. Class H	1,294,000	945	Chr Hansen Holding A/S	20,898	1,251
China Mengniu Dairy Co., Ltd.	287,000	543	Danske Bank A/S	41,336	1,276
China Minsheng Banking Corp., Ltd.			DSV A/S	5,558	269
Class H	345,500	394	FLSmidth & Co. A/S	8,787	319
China Petroleum & Chemical Corp.			GN Store Nord A/S	6,464	131
Class H	1,266,000	916	Jyske Bank A/S	8,525	387
China Railway Group, Ltd. Class H	469,193	362	Matas A/S	30,494	592
China Shenhua Energy Co., Ltd. Class H	701,500	1,460	Novo Nordisk A/S Class B	67,602	2,412
China Telecom Corp., Ltd. Class H	311,654	161	Scandinavian Tobacco Group A/S(Þ)	57,384	993
Chongqing Changan Automobile Co.,			William Demant Holding A/S(Æ)	25,395	472
Ltd. Class B	185,329	283			8,488
Chongqing Rural Commercial Bank Co.,
Ltd. Class H	755,059	453	Egypt - 0.1%
CIFI Holdings Group Co., Ltd.	2,374,000	700	Commercial International Bank Egypt
CITIC Securities Co., Ltd. Class H	577,000	1,279	SAE - GDR	134,962	596
CNOOC, Ltd.	649,000	817
Ctrip.com International, Ltd. - ADR(Æ)	40,084	1,770	Finland - 0.4%
Dongfeng Motor Group Co., Ltd. Class H	446,804	464	Cargotec OYJ Class B	5,952	244
Geely Automobile Holdings, Ltd.	2,205,000	2,268	Elisa OYJ Class A	5,966	201
Hengan International Group Co., Ltd.	115,092	916	Fortum OYJ	20,601	343
Hua Hong Semiconductor, Ltd.(Þ)	254,000	300	Kone OYJ Class B	2,181	100
Huadian Power International Corp., Ltd.			Metso OYJ	11,609	304
Class H	251	—	Neste OYJ	1,217	52
Huaneng Renewables Corp., Ltd. Class			Orion OYJ Class B	786	33
H	762,000	256	Tikkurila OYJ	27,069	522
Industrial & Commercial Bank of China,			UPM-Kymmene OYJ	22,207	518
Ltd. Class H	2,283,000	1,371			2,317
Inner Mongolia Yili Industrial Group
Co., Ltd. Class A	249,564	662	France - 6.7%
JD.com, Inc. - ADR(Æ)	11,089	288	Air France-KLM(Æ)	49,853	304
Lenovo Group, Ltd.	592,000	379	Air Liquide SA Class A	15,303	1,555
New China Life Insurance Co., Ltd.			Arkema SA	3,221	306
Class H	158,600	686	AXA SA	21,997	495
New Oriental Education & Technology			BioMerieux	2,113	308
Group - ADR(Æ)	29,983	1,503	Bollore SA	104,351	344
PetroChina Co., Ltd. - ADR	6,988	473	Bouygues SA - ADR	85,986	2,806
PICC Property & Casualty Co., Ltd.			Carrefour SA	17,753	466
Class H	468,000	756	Christian Dior SE	2,234	431
Ping An Insurance Group Co. of China,			Cie de Saint-Gobain	13,070	581
Ltd. Class H	70,500	372	Credit Agricole SA	152,515	1,642
Poly Real Estate Group Co., Ltd. Class A	455,569	617	Danone SA	43,521	3,011
Shanghai Pharmaceuticals Holding Co.,			Dassault Systemes SA	348	28
Ltd. Class H	442,500	1,139	Eiffage SA	4,135	306

See accompanying notes which are an integral part of the financial statements.

308 Russell Tax-Managed International Equity Fund

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Russell Tax-Managed International Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Engie SA	193,323	2,790	Software AG	9,114	331
Essilor International SA	10,637	1,194	ThyssenKrupp AG - ADR	9,794	227
Euler Hermes Group	3,989	346	Uniper SE(Æ)	1,361	18
Faurecia	47,489	1,743	Volkswagen AG	788	118
Fonciere Des Regions(ö)	3,174	277	Vonovia SE	5,828	206
Klepierre - GDR(ö)	5,840	239			21,855
Legrand SA - ADR	4,894	276
L'Oreal SA	13,546	2,426	Greece - 0.1%
Mercialys SA(ö)	7,185	149	Eurobank Ergasias SA(Æ)	544,607	320
Metropole Television SA	17,093	298	National Bank of Greece SA(Æ)	1,559,354	321
Natixis SA	131,573	666			641
Orange SA - ADR	12,888	203
Pernod Ricard SA	3,723	443	Hong Kong - 2.7%
Publicis Groupe SA - ADR	23,347	1,603	AIA Group, Ltd.	26,200	165
Renault SA	2,030	177	Bank of East Asia, Ltd. (The)	91,600	368
Safran SA	21,626	1,485	Brilliance China Automotive Holdings,
Sanofi - ADR	73,144	5,688	Ltd.	368,000	436
Schneider Electric SE	43,306	2,910	Champion REIT(Æ)(ö)	194,000	110
SCOR SE - ADR	11,860	384	Cheung Kong Infrastructure Holdings,
Societe Generale SA	3,244	126	Ltd.	41,000	336
Technip SA	2,003	132	Cheung Kong Property Holdings, Ltd.	102,823	762
Teleperformance - GDR	2,067	219	China Mobile, Ltd. - ADR	52,073	2,992
Total SA	58,591	2,804	China Unicom Hong Kong, Ltd. - ADR	55,467	650
Unibail-Rodamco SE(ö)	729	174	CK Hutchison Holdings, Ltd.	160,529	1,986
Vallourec SA(Æ)	180,037	880	CLP Holdings, Ltd.	35,000	356
Vicat SA	15,196	955	Goldin Financial Holdings, Ltd.(Æ)	453	—
Vinci SA	8,654	626	Hang Lung Properties, Ltd. - ADR	229,000	505
Worldline SA(Æ)(Þ)	17,726	487	Henderson Land Development Co., Ltd.	57,000	338
		42,283	Hongkong Land Holdings, Ltd.	54,800	367
			Jardine Matheson Holdings, Ltd.	4,000	243
Germany - 3.5%			Jardine Strategic Holdings, Ltd.	17,700	620
adidas AG	2,086	342	Link REIT(ö)	68,000	485
Allianz SE	5,099	795	Luk Fook Holdings International, Ltd.	226	1
BASF SE	6,139	541	MTR Corp., Ltd.	24,500	135
Bayer AG	2,726	270	Nine Dragons Paper Holdings, Ltd.	1,507,000	1,226
Continental AG	6,837	1,310	Power Assets Holdings, Ltd.	36,000	338
Daimler AG	5,589	398	Shenzhen International Holdings, Ltd.	57,518	89
Deutsche Boerse AG(Æ)	33,162	2,579	Sino Land Co., Ltd.	182,000	309
Deutsche Boerse AG	1,431	107	Skyworth Digital Holdings, Ltd.	946,000	612
Deutsche Post AG	17,994	557	Swire Pacific, Ltd. Class A	41,000	426
Deutsche Telekom AG	14,611	238	Swire Properties, Ltd.	146,800	421
Deutsche Wohnen AG	4,110	134	WH Group, Ltd.(Þ)	1,648,782	1,337
Fresenius Medical Care AG & Co.	3,064	250	Wharf Holdings, Ltd. (The)	55,000	413
Fresenius SE & Co. KGaA	12,064	890	Wheelock & Co., Ltd.	52,000	321
GEA Group AG	5,267	203	Yue Yuen Industrial Holdings, Ltd.	113,395	432
Hamburger Hafen und Logistik AG	40,407	643			16,779
Hannover Rueck SE	1,235	138
HeidelbergCement AG	16,127	1,525	Hungary - 0.3%
Henkel AG & Co. KGaA	560	62	OTP Bank PLC	77,163	2,162
Infineon Technologies AG - ADR	2,021	36
Lanxess AG	4,782	306	India - 2.6%
LEG Immobilien AG(Æ)	389	33	Axis Bank, Ltd. - GDR(Æ)	30,759	1,113
Linde AG	2,213	365	Britannia Industries, Ltd.	24,768	1,233
MAN SE	3,249	332	HDFC Bank, Ltd. - ADR	34,599	2,449
Merck KGaA	10,806	1,111	ICICI Bank, Ltd. - ADR	98,153	814
Muenchener Rueckversicherungs-			IRB Infrastructure Developers, Ltd.	216,908	765
Gesellschaft AG in Muenchen	4,335	840	Mahindra & Mahindra, Ltd. - GDR	10,041	196
Rational AG	1,897	985	Motherson Sumi Systems, Ltd.	169,204	842
Rhoen Klinikum AG	10,654	297	Power Finance Corp., Ltd.	194,024	362
SAP SE - ADR	25,858	2,278	Punjab National Bank(Æ)	248,396	539
Siemens AG	29,850	3,390	Reliance Industries, Ltd. - GDR(Þ)	83,504	2,647

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed International Equity Fund 309

Russell Investment Company
Russell Tax-Managed International Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Tata Chemicals, Ltd.	42,685	345	Dai Nippon Printing Co., Ltd.	28,000	281
Tata Motors, Ltd. Class A	156,506	813	Dai-ichi Life Holdings, Inc.	97,885	1,434
Tata Motors, Ltd. - ADR	79,479	3,132	Daiichi Sankyo Co., Ltd.	7,300	176
Zee Entertainment Enterprises, Ltd.	137,835	1,071	Daikin Industries, Ltd.	200	19
		16,321	Daito Trust Construction Co., Ltd.	1,800	301
			Daiwa House Industry Co., Ltd.	13,200	363
Indonesia - 0.3%			Denso Corp.	42	2
Astra International Tbk PT	498,100	313	East Japan Railway Co.	3,400	300
Bank Central Asia Tbk PT	574,000	682	Ebara Corp.	42,100	1,250
Gudang Garam Tbk PT	87,400	454	FamilyMart UNY Holdings Co., Ltd.	800	50
Tambang Batubara Bukit Asam Persero			FANUC Corp.	8,623	1,616
Tbk PT	128,100	117	FUJIFILM Holdings Corp.	3,121	118
United Tractors Tbk PT	232,000	383	Fujitsu, Ltd.	847,146	5,022
		1,949	Honda Motor Co., Ltd.	227,765	6,815
			Hoshizaki Corp.	1,400	126
Ireland - 0.6%			Icom, Inc.	10,400	191
CRH PLC	2,539	82	Iida Group Holdings Co., Ltd.	67,300	1,300
Icon PLC(Æ)	3,032	243	Inpex Corp.	106,800	993
Kerry Group PLC Class A	4,042	293	Isuzu Motors, Ltd.	219,200	2,710
Willis Towers Watson PLC	12,615	1,589	ITOCHU Corp.	102,218	1,295
XL Group, Ltd.	39,350	1,366	Iyo Bank, Ltd. (The)	46,700	287
		3,573	Japan Post Bank Co., Ltd.	27,688	326
			Japan Post Holdings Co., Ltd.	21,800	278
Israel - 0.2%			Japan Tobacco, Inc.	6,000	228
Bank Hapoalim BM	47,764	275	JX Holdings, Inc.	91,400	361
Bank Leumi Le-Israel BM(Æ)	66,942	253	Kajima Corp.	25,000	169
Mizrahi Tefahot Bank, Ltd.	27,841	363	Kamigumi Co., Ltd.	32,000	273
Nice, Ltd.	600	40	Kao Corp.	3,700	191
Teva Pharmaceutical Industries, Ltd.	1,967	84	KDDI Corp.	30,700	934
		1,015	Keyence Corp.	6,022	4,420
			Kikkoman Corp.	2,000	64
Italy - 1.3%			Kirin Holdings Co., Ltd.	18,600	321
Atlantia SpA	13,311	326	Kitagawa Industries Co., Ltd.	14,200	135
Davide Campari-Milano SpA	11,235	113	Komatsu, Ltd.	17,300	386
Enel SpA	709,272	3,048	Kuraray Co., Ltd.	32,400	492
ENI SpA - ADR	176,063	2,546	Kuroda Electric Co., Ltd.	18,051	352
Intesa Sanpaolo SpA	71,752	166	Kyushu Electric Power Co., Inc.	37,000	338
Poste Italiane SpA(Þ)	52,075	347	M3, Inc.	1,100	34
Rizzoli Corriere Della Sera Mediagroup			Marubeni Corp.	66,000	347
SpA(Æ)	6,627	7	Medipal Holdings Corp.	2,600	44
Snam Rete Gas SpA	61,480	324	MEIJI Holdings Co., Ltd.	400	40
Telecom Italia SpA(Æ)	1,088,532	949	Mitsubishi Chemical Holdings Corp.	43,600	286
Terna Rete Elettrica Nazionale SpA	56,106	275	Mitsubishi Corp.	18,400	401
Unipol Gruppo Finanziario SpA	111,971	342	Mitsubishi Electric Corp.	13,000	176
		8,443	Mitsubishi UFJ Financial Group, Inc.	414,816	2,149
			Mitsui & Co., Ltd.	30,500	423
Japan - 11.5%			Mizuho Financial Group, Inc.	173,500	293
Aeon Co., Ltd.	21,600	300	MS&AD Insurance Group Holdings, Inc.	16,000	475
Aisin Seiki Co., Ltd.	4,100	180	Murata Manufacturing Co., Ltd.	5	1
Ajinomoto Co., Inc.	3,000	67	Nakanishi, Inc.	7,859	281
Alfresa Holdings Corp.	2,400	51	NEC Corp.	119,000	318
Aozora Bank, Ltd.	33,000	109	NHK Spring Co., Ltd.	38,600	364
As One Corp.	21,074	947	Nidec Corp.	2,800	271
Asahi Group Holdings, Ltd.	700	25	Nikon Corp.	8,800	133
Asahi Kasei Corp.	38,000	343	Nintendo Co., Ltd.	1,175	285
Asics Corp.	17	—	Nippon Fine Chemical Co., Ltd.	45,900	346
Bridgestone Corp.	13,000	484	Nippon Telegraph & Telephone Corp.	15,400	685
Canon, Inc.	18,206	523	Nissan Motor Co., Ltd.	17,300	176
Central Japan Railway Co.	2,200	374	Nitori Holdings Co., Ltd.	11,900	1,424
Chubu Electric Power Co., Inc.	22,300	328	Nitto FC Co., Ltd.	33,852	273
Cosel Co., Ltd.	48,777	583

See accompanying notes which are an integral part of the financial statements.

310 Russell Tax-Managed International Equity Fund

Russell Investment Company
Russell Tax-Managed International Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
NTT Data Corp.	5,300	274	America Movil SAB de CV Class L
NTT DOCOMO, Inc.	47,399	1,193	- ADR	11,246	148
Obayashi Corp.	14,000	135	Cemex SAB de CV - ADR(Æ)	184,048	1,598
Obic Co., Ltd.	300	16	Coca-Cola Femsa SAB de CV	42,352	318
ORIX Corp.	6,735	107	Fomento Economico Mexicano SAB de
Osaka Gas Co., Ltd.	37,000	154	CV - ADR	5,786	554
Otsuka Holdings Co., Ltd.	7,400	324	Gentera SAB de CV	84,244	166
Panasonic Corp.	36,000	376	Gruma SAB de CV Class B(Æ)	19,715	274
Pola Orbis Holdings, Inc.	9,570	796	Grupo Bimbo SAB de CV	126,173	340
Recruit Holdings Co., Ltd.	7,300	294	Grupo Fin Santander ADR B - ADR	44,714	405
Resona Holdings, Inc.	98,500	437	Grupo Financiero Banorte SAB de CV
Ricoh Co., Ltd.	31,700	258	Class O	106,441	627
Secom Co., Ltd.	23,363	1,687	Grupo Lala SAB de CV Class B	59,042	110
Secom Joshinetsu Co., Ltd.	8,700	272	Grupo Televisa SAB - ADR	78,451	1,923
Sekisui Chemical Co., Ltd.	28,000	441	Industrias Bachoco SAB de CV	72,421	321
Sekisui House, Ltd.	19,500	322	Megacable Holdings SAB de CV	73,396	267
Seven & i Holdings Co., Ltd.	35	1	Promotora y Operadora de
Shimadzu Corp.	3,000	44	Infraestructura SAB de CV	5,741	64
Shimano, Inc.	11,787	2,018	Wal-Mart de Mexico SAB de CV	54,131	115
Shinsei Bank, Ltd.	220,000	356			9,647
Shionogi & Co., Ltd.	4,500	222
SoftBank Group Corp.	22,992	1,446	Netherlands - 2.3%
Sojitz Corp.	110,200	290	Aalberts Industries NV	2,677	84
Sompo Holdings, Inc.	58,501	1,895	ABN AMRO Group NV(Þ)	20,333	469
Sony Corp.	74,900	2,370	Aegon NV	55,283	238
Sumitomo Chemical Co., Ltd.	69,000	327	AerCap Holdings NV(Æ)	10,756	442
Sumitomo Corp.	45,600	525	ASM International NV	5,539	236
Sumitomo Electric Industries, Ltd.	31,000	458	Delta Lloyd NV	81,643	493
Sumitomo Mitsui Financial Group, Inc.	72,902	2,534	GrandVision NV(Þ)	9,451	216
Takeda Pharmaceutical Co., Ltd.	7,800	349	Heineken Holding NV	3,802	292
Terumo Corp.	1,300	50	Heineken NV	3,822	315
Tokyo Electric Power Co. Holdings, Inc.			ING Groep NV(Æ)	239,912	3,155
(Æ)	33,100	129	Koninklijke Ahold Delhaize NV(Æ)	7,277	166
Toppan Printing Co., Ltd.	34,000	320	Koninklijke DSM NV	4,812	309
Toshiba Corp.(Æ)	109,000	395	Koninklijke KPN NV	272,618	888
Toyota Motor Corp.	32,400	1,872	Koninklijke Philips NV	5,156	155
Toyota Tsusho Corp.	5,300	125	NN Group NV	11,960	360
Unicharm Corp.	55,888	1,331	Royal Dutch Shell PLC Class A	182,152	4,539
West Japan Railway Co.	15,500	955	Royal Dutch Shell PLC Class B	13,745	355
Yamada Denki Co., Ltd.	25,400	131	X5 Retail Group NV - GDR(Æ)	64,279	1,918
		72,685			14,630

Jersey - 0.0%			New Zealand - 0.0%
Henderson Group PLC	96,375	272	Fonterra Co.-operative Group, Ltd.	35,614	150

Kazakhstan - 0.0%			Norway - 0.5%
KazMunaiGas Exploration Production			DNB ASA	35,639	515
JSC - GDR(Æ)	24,480	185	Orkla ASA	169,943	1,603
			Telenor ASA	47,661	759
Luxembourg - 0.4%			Yara International ASA	12,028	425
ArcelorMittal(Æ)	234,622	1,573			3,302
Tenaris SA	45,498	643
Ternium SA - ADR	9,542	228	Peru - 0.2%
		2,444	Cia de Minas Buenaventura SAA - ADR	51,029	678
			Credicorp, Ltd.	1,877	279
Malaysia - 0.1%					957
SapuraKencana Petroleum BHD(Æ)	828,200	318
			Philippines - 0.1%
Mexico - 1.5%			BDO Unibank, Inc.	206,370	481
America Movil SAB de CV	3,650,177	2,417

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed International Equity Fund 311

Russell Investment Company
Russell Tax-Managed International Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Jollibee Foods Corp.	22,641	111	Hyundai Marine & Fire Insurance Co.,
		592	Ltd.	9,766	301
			Hyundai Mobis Co., Ltd.	1,302	311
Portugal - 0.1%			Hyundai Motor Co.	16,766	2,047
Energias de Portugal SA	81,906	271	Hyundai Wia Corp.	32	2
Sonae SGPS SA	419,494	333	KB Financial Group, Inc.	81,724	3,028
		604	KB Financial Group, Inc. - ADR	9,231	341
			KCC Corp.	1,095	387
Romania - 0.1%			Kia Motors Corp.	6,641	236
New Europe Property Investments PLC	29,805	366	Korea Electric Power Corp.	26,902	1,160
			KT Corp. - ADR	22,709	363
Russia - 1.8%			KT&G Corp.	9,465	933
Gazprom PJSC - ADR	547,141	2,370	LG Chem, Ltd.	4,078	876
Lukoil PJSC - ADR	46,841	2,278	LG Display Co., Ltd.	5,979	143
MMC Norilsk Nickel PJSC - ADR	58,765	889	LG Uplus Corp.	31,373	323
Novolipetsk Steel OJSC - GDR(Æ)	103,423	1,675	Lotte Chilsung Beverage Co., Ltd.	308	414
Rosneft PJSC - GDR	74,152	404	Lotte Confectionery Co., Ltd.	1,701	285
Sberbank of Russia PJSC - ADR	224,631	2,134	Lotte Shopping Co., Ltd.	2,929	584
Severstal PJSC - GDR	23,766	335	NCSoft Corp.	3,434	792
Tatneft PJSC - ADR	19,614	656	POSCO	10,590	2,204
Yandex NV Class A(Æ)	27,234	536	Samsung Card Co., Ltd.	10,899	459
		11,277	Samsung Electronics Co., Ltd.	6,259	8,927
			Samsung Fire & Marine Insurance Co.,
Singapore - 1.0%			Ltd.	776	198
CapitaLand Commercial Trust, Ltd.(Æ)			Samsung Life Insurance Co., Ltd.	8,594	829
(ö)	351,300	397	Shinhan Financial Group Co., Ltd.	36,649	1,410
CapitaLand, Ltd.	68,100	151	SK Hynix, Inc.	41,409	1,476
DBS Group Holdings, Ltd.	34,000	366	SK Telecom Co., Ltd. - ADR	57,456	1,255
Keppel Corp., Ltd. - ADR	72,600	275	Woori Bank(Æ)	23,620	258
Oversea-Chinese Banking Corp., Ltd.	108,300	659			37,363
Singapore Airlines, Ltd.(Æ)	42,000	306
Singapore Telecommunications, Ltd.	578,678	1,618	Spain - 0.8%
United Overseas Bank, Ltd.	15,200	205	Amadeus IT Group SA Class A	26,235	1,238
Wilmar International, Ltd.	914,200	2,174	Banco Bilbao Vizcaya Argentaria SA
		6,151	- ADR	78,038	562
			Banco de Sabadell SA - ADR	97,347	130
South Africa - 0.6%			Banco Santander SA - ADR	98,750	484
Aspen Pharmacare Holdings, Ltd.	37,793	824	Ebro Foods SA	14,635	316
Bid Corp., Ltd.	6,399	113	Enagas SA	9,662	277
Bidvest Group, Ltd. (The)	54,688	679	Endesa SA - ADR	8,418	179
Investec PLC	60,762	377	Gas Natural SDG SA	14,938	295
Naspers, Ltd. Class N	4,347	729	Iberdrola SA	97,488	664
Resilient Property Income(Æ)	37,971	314	Industria de Diseno Textil SA	2,080	73
Vodacom Group, Ltd. - ADR	27,565	297	Mapfre SA	121,880	362
Woolworths Holdings, Ltd.	22,155	128	Red Electrica Corp. SA	11,240	234
		3,461	Repsol SA - ADR	8,869	124
					4,938
South Korea - 5.9%
BGF retail Co., Ltd.	4,903	744	Sweden - 1.6%
Daelim Industrial Co., Ltd.	5,369	382	Assa Abloy AB Class B	4,860	88
Dongbu Insurance Co., Ltd.	14,914	926	Castellum AB	19,425	264
GS Engineering & Construction Corp.			Fastighets AB Balder Class B(Æ)	23,179	526
(Æ)	4,662	109	Hufvudstaden AB Class A	3,405	53
Hana Financial Group, Inc.	60,747	1,737	L E Lundbergforetagen AB Class B	8,737	565
Hankook Tire Co., Ltd.	30,812	1,486	Nordea Bank AB	50,430	529
Hanssem Co., Ltd.	3,687	571	Skandinaviska Enskilda Banken AB
Hyosung Corp.	144	17	Class A	37,417	377
Hyundai Development Co.-Engineering			SKF AB Class B	21,330	361
& Construction	28,536	1,206	Svenska Cellulosa AB SCA Class B	5,320	151
Hyundai Engineering & Construction			Svenska Handelsbanken AB Class A	193,114	2,631
Co., Ltd.	17,823	643	Swedbank AB Class A	11,613	272

See accompanying notes which are an integral part of the financial statements.

312 Russell Tax-Managed International Equity Fund

Russell Investment Company
Russell Tax-Managed International Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Swedish Match AB	95,711	3,328	Hota Industrial Manufacturing Co., Ltd.	195,934	816
Telefonaktiebolaget LM Ericsson Class B	33,077	161	Largan Precision Co., Ltd.	10,421	1,229
Telia Co. AB	94,818	378	Lite-On Technology Corp.	191,000	274
Trelleborg AB Class B	17,236	300	MediaTek, Inc.	108,000	821
Volvo AB Class A - GDR	28,347	303	Realtek Semiconductor Corp.	107,000	363
		10,287	Taiwan Semiconductor Manufacturing
			Co., Ltd. - ADR	273,188	8,497
Switzerland - 8.5%			United Microelectronics Corp. - ADR	114,497	218
ABB, Ltd.(Æ)	155,953	3,209	Win Semiconductors Corp.(Æ)	144,536	401
Actelion, Ltd.(Æ)	1,338	193	Wistron Corp.	555,524	419
Allreal Holding AG(Æ)	1,934	285			18,677
Aryzta AG(Æ)	9,275	407
Baloise Holding AG	3,248	400	Thailand - 0.3%
Basellandschaftliche Kantonalbank	221	201	Bangkok Bank PCL	66,900	303
Chocoladefabriken Lindt & Spruengli			Land & Houses PCL	2,419,000	635
AG	15	78	Minor International PCL	288,500	317
Chubb, Ltd.	9,044	1,149	PTT PCL	77,200	759
Cie Financiere Richemont SA	45,327	2,914	Siam Cement PCL (The)	3,800	55
Credit Suisse Group AG(Æ)	122,426	1,706			2,069
Flughafen Zuerich AG	3,710	681
GAM Holding AG(Æ)	18,227	176	Turkey - 0.3%
Geberit AG	4,864	2,056	Akbank TAS	245,462	653
Georg Fischer AG	393	348	Anadolu Efes Biracilik Ve Malt Sanayii
Givaudan SA	184	356	AS	40,066	245
Glencore PLC(Æ)	336,163	1,024	Haci Omer Sabanci Holding AS	309,452	931
Kuehne & Nagel International AG	897	122	Turkiye Garanti Bankasi AS	100,164	272
LafargeHolcim, Ltd.(Æ)	28,862	1,540	Turkiye Is Bankasi Class C	22,241	36
Lonza Group AG(Æ)	163	31			2,137
Nestle SA	101,737	7,374
Novartis AG	117,931	8,376	Ukraine - 0.0%
Panalpina Welttransport Holding AG	5,995	779	MHP SA - GDR	1,431	14
Partners Group Holding AG	81	41
Roche Holding AG	37,330	8,566	United Arab Emirates - 0.4%
Schindler Holding AG	17,636	3,271	Air Arabia PJSC	739,974	262
Sika AG	68	327	Aldar Properties PJSC	1,244,043	893
St. Galler Kantonalbank AG	637	239	Emaar Properties PJSC	742,295	1,407
STMicroelectronics NV	189,311	1,804			2,562
Straumann Holding AG	153	57
Swiss Life Holding AG(Æ)	413	109	United Kingdom - 14.0%
Swiss Re AG	8,390	779	Aberdeen Asset Management PLC	79,859	312
Syngenta AG	481	193	Amec Foster Wheeler PLC - GDR	96,784	528
TE Connectivity, Ltd.	2,475	156	Anglo American PLC(Æ)	109,919	1,518
UBS Group AG(Æ)	199,068	2,814	Antofagasta PLC	444,129	2,940
Wolseley PLC - ADR	25,214	1,310	Ashmore Group PLC	31,850	137
Zurich Insurance Group AG(Æ)	2,176	569	Aviva PLC	365,243	1,975
		53,640	Babcock International Group PLC	32,497	393
			BAE Systems PLC	400,199	2,654
Taiwan - 3.0%			Barclays PLC	801,723	1,859
Advanced Semiconductor Engineering,			BBA Aviation PLC	390,645	1,235
Inc. - ADR	163,428	956	BGEO Group PLC	9,468	342
Chang Hwa Commercial Bank, Ltd.	364,640	186	BHP Billiton PLC	51,874	778
China Development Financial Holding			BP PLC	214,116	1,264
Corp.	1,711,000	428	BP PLC - ADR	46,583	1,656
China Life Insurance Co., Ltd.	270,400	249	British American Tobacco PLC	12,650	726
Chipbond Technology Corp.	306,000	422	Bunzl PLC	35,818	962
Chunghwa Telecom Co., Ltd. - ADR	28,357	968	Close Brothers Group PLC	18,469	300
Compal Electronics, Inc.	480,178	286	CNH Industrial NV	29,387	228
E.Sun Financial Holding Co., Ltd.	18,073	10	Cobham PLC	729,607	1,275
Eclat Textile Co., Ltd.	88,000	1,001	Compass Group PLC	9,655	175
Hon Hai Precision Industry Co., Ltd.			Diageo PLC	207,910	5,534
- GDR	209,501	1,133	Direct Line Insurance Group PLC	24	—

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed International Equity Fund 313

Russell Investment Company
Russell Tax-Managed International Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
Drax Group PLC	72,938	283	MercadoLibre, Inc.	7,282		1,223
G4S PLC	532,293	1,430	News Corp. Class A	181,499		2,200
Galiform PLC	231,726	1,061	PriceSmart, Inc.	1,824		166
GKN PLC	88,326	345				5,677
GlaxoSmithKline PLC - ADR	184,323	3,643
Greene King PLC	37,494	335	Total Common Stocks
Halma PLC	7,340	94	(cost $529,109)			576,851
HSBC Holdings PLC	383,574	2,885
Imperial Tobacco Group PLC	64,421	3,113
Inchcape PLC	43,979	350	Preferred Stocks - 0.7%
InterContinental Hotels Group PLC	63,669	2,468	Colombia - 0.1%
Intertek Group PLC	66,727	2,789	Banco Davivienda SA	40,000		407

J Sainsbury PLC	146,103	449	Germany - 0.5%
Johnson Matthey PLC	3,067	128	Funchs Petrolub SE	29,437		1,316
Jupiter Fund Management PLC	58,513	309	Porsche Automobil Holding SE	6,006		324
Kingfisher PLC	149,520	660	Volkswagen AG	10,286		1,413
Land Securities Group PLC(ö)	27,245	333				3,053
Legal & General Group PLC	202,158	517

Lloyds Banking Group PLC	2,863,887	2,003	Japan - 0.0%
Man Group PLC	210,369	321	Shinkin Central Bank Class A	123		270
Meggitt PLC	229,909	1,223
National Grid PLC	13,559	177	South Korea - 0.1%
Old Mutual PLC	43,102	106	Samsung Electronics Co., Ltd.	366		420
PageGroup PLC	382,748	1,697

Pennon Group PLC	30,542	311	Total Preferred Stocks
Persimmon PLC Class A	10,217	211
Petrofac, Ltd.	33,064	326	(cost $4,051)			4,150
Prudential PLC	18,020	294
Reckitt Benckiser Group PLC	2,503	224	Short-Term Investments - 5.8%
RELX NV	17,024	287	United States - 5.8%
RELX PLC	18,102	323	Russell U.S. Cash Management Fund	36,667,530	(8)	36,675
Rio Tinto PLC	4,260	148	Total Short-Term Investments
Rolls-Royce Holdings PLC(Æ)	4,968,981	945	(cost $36,670)			36,675
Rotork PLC	605,687	1,511
Royal Bank of Scotland Group PLC(Æ)	1,086,070	2,508
Royal Mail PLC	62,622	376	Total Investments 98.1%
RSA Insurance Group PLC	217,134	1,467	(identified cost $569,830)			617,676
Saga PLC	145,828	354
Severn Trent PLC Class H	9,550	272	Other Assets and Liabilities, Net
Smiths Group PLC	62,814	1,088	- 1.9%			12,070
Spirax-Sarco Engineering PLC	39,341	2,120	Net Assets - 100.0%			629,746
Standard Chartered PLC(Æ)	232,045	2,018
Standard Life PLC	57,936	239
Stock Spirits Group PLC	320,533	621
Tate & Lyle PLC	34,713	331
Tesco PLC(Æ)	1,193,399	3,078
Travis Perkins PLC	131,849	2,147
Tullow Oil PLC(Æ)	384,590	1,239
Unilever NV	129,176	5,409
Unilever PLC	5,925	248
Vodafone Group PLC	1,455,990	3,998
William Hill PLC	90,906	329
Wm Morrison Supermarkets PLC	120,368	334
WPP PLC	82,998	1,803
		88,069

United States - 0.9%
Carnival PLC	6,909	332
Gran Tierra Energy, Inc.(Æ)	100,214	293
IHS Markit, Ltd.(Æ)	21,997	809
Maginet Corp.(Æ)	16,470	654

See accompanying notes which are an integral part of the financial statements.

314 Russell Tax-Managed International Equity Fund

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Schedule of Investments, continued — October 31, 2016

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
Euro STOXX 50 Index Futures	608	EUR	18,562	12/16	285
MSCI EAFE Mini Index Futures	305	USD	25,402	12/16	(507)
MSCI Emerging Markets Mini Index Futures	165	USD	7,454	12/16	(116)
S&P/TSX 60 Index Futures	48	CAD	8,318	12/16	134
SPI 200 Index Futures	61	AUD	8,067	12/16	61
TOPIX Index Futures	213	JPY	2,971,349	12/16	1,183
Short Positions
FTSE 100 Index Futures	222	GBP	15,382	12/16	(489)
Hang Seng Index Futures	21	HKD	24,050	11/16	69
MSCI Emerging Markets Mini Index Futures	414	USD	18,702	12/16	169
S&P 500 E-Mini Index Futures	193	USD	20,459	12/16	507
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					1,296

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	149	AUD	200	12/21/16	3
Bank of America	USD	534	AUD	700	12/21/16	(2)
Bank of America	USD	1,186	AUD	1,549	12/21/16	(9)
Bank of America	USD	1,595	AUD	2,100	12/21/16	1
Bank of America	USD	379	CAD	500	12/21/16	(6)
Bank of America	USD	1,365	CAD	1,789	12/21/16	(30)
Bank of America	USD	1,502	CAD	2,000	12/21/16	(10)
Bank of America	USD	1,854	EUR	1,700	12/21/16	16
Bank of America	USD	1,971	EUR	1,751	12/21/16	(45)
Bank of America	USD	4,407	EUR	3,900	12/21/16	(115)
Bank of America	USD	67	GBP	55	12/21/16	—
Bank of America	USD	260	GBP	200	12/21/16	(15)
Bank of America	USD	64	HKD	500	12/21/16	—
Bank of America	USD	129	HKD	1,000	12/21/16	—
Bank of America	USD	1,805	HKD	14,000	12/21/16	—
Bank of America	USD	245	JPY	25,000	12/21/16	(6)
Bank of America	USD	1,601	JPY	160,000	12/21/16	(72)
Bank of America	USD	3,068	JPY	310,639	12/21/16	(99)
Bank of America	USD	75	NOK	600	12/21/16	(3)
Bank of America	USD	242	NOK	2,000	12/21/16	—
Bank of America	USD	1,216	NZD	1,700	12/21/16	(2)
Bank of America	CAD	3,600	USD	2,703	12/21/16	18
Bank of America	CHF	100	USD	103	12/21/16	2
Bank of America	CHF	100	USD	101	12/21/16	—
Bank of America	CHF	120	USD	122	12/21/16	—
Bank of America	CHF	700	USD	726	12/21/16	16
Bank of America	DKK	700	USD	106	12/21/16	3
Bank of America	DKK	2,700	USD	396	12/21/16	(4)
Bank of America	EUR	120	USD	131	12/21/16	(1)
Bank of America	EUR	200	USD	224	12/21/16	4
Bank of America	EUR	2,500	USD	2,726	12/21/16	(24)
Bank of America	GBP	200	USD	264	12/21/16	19
Bank of America	GBP	500	USD	612	12/21/16	(1)
Bank of America	GBP	2,878	USD	3,706	12/21/16	180

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	GBP	4,000	USD	4,894	12/21/16	(8)
Bank of America	HKD	1,000	USD	129	12/21/16	—
Bank of America	HKD	23,000	USD	2,966	12/21/16	(1)
Bank of America	JPY	6,000	USD	59	12/21/16	1
Bank of America	JPY	12,000	USD	119	12/21/16	4
Bank of America	JPY	100,000	USD	965	12/21/16	9
Bank of America	JPY	100,000	USD	954	12/21/16	(2)
Bank of America	JPY	170,000	USD	1,640	12/21/16	16
Bank of America	NOK	1,000	USD	123	12/21/16	2
Bank of America	SEK	300	USD	35	12/21/16	2
Bank of America	SEK	9,000	USD	1,012	12/21/16	13
BNP Paribas	USD	685	AUD	895	12/21/16	(6)
BNP Paribas	USD	2,220	AUD	2,898	12/21/16	(18)
BNP Paribas	USD	630	CAD	814	12/21/16	(23)
BNP Paribas	USD	3,421	CAD	4,420	12/21/16	(124)
BNP Paribas	USD	4,086	EUR	3,610	12/21/16	(114)
BNP Paribas	USD	5,135	JPY	520,200	12/21/16	(165)
BNP Paribas	CHF	3,078	USD	3,193	12/21/16	74
BNP Paribas	EUR	1,570	USD	1,777	12/21/16	50
BNP Paribas	GBP	1,546	USD	2,059	12/21/16	166
BNP Paribas	JPY	165,700	USD	1,636	12/21/16	52
Brown Brothers Harriman	USD	222	EUR	200	12/21/16	(1)
Brown Brothers Harriman	USD	124	GBP	100	12/21/16	(1)
Brown Brothers Harriman	USD	194	JPY	20,000	12/21/16	(3)
Brown Brothers Harriman	CHF	200	USD	203	12/21/16	—
Brown Brothers Harriman	GBP	500	USD	614	12/21/16	1
Brown Brothers Harriman	JPY	10,000	USD	97	12/21/16	1
Brown Brothers Harriman	NOK	400	USD	49	12/21/16	1
Commonwealth Bank of Australia	USD	685	AUD	895	12/21/16	(5)
Commonwealth Bank of Australia	USD	2,218	AUD	2,898	12/21/16	(16)
Commonwealth Bank of Australia	USD	630	CAD	814	12/21/16	(23)
Commonwealth Bank of Australia	USD	3,422	CAD	4,420	12/21/16	(125)
Commonwealth Bank of Australia	USD	4,083	EUR	3,610	12/21/16	(112)
Commonwealth Bank of Australia	USD	5,139	JPY	520,200	12/21/16	(169)
Commonwealth Bank of Australia	CHF	3,078	USD	3,196	12/21/16	77
Commonwealth Bank of Australia	EUR	1,570	USD	1,776	12/21/16	49
Commonwealth Bank of Australia	GBP	1,546	USD	2,059	12/21/16	163
Commonwealth Bank of Australia	JPY	165,700	USD	1,637	12/21/16	54
Commonwealth Bank of Australia	NZD	4,400	USD	3,192	12/21/16	51
HSBC	USD	685	AUD	895	12/21/16	(5)
HSBC	USD	2,217	AUD	2,898	12/21/16	(16)
HSBC	USD	630	CAD	814	12/21/16	(23)
HSBC	USD	3,421	CAD	4,420	12/21/16	(124)
HSBC	USD	4,086	EUR	3,610	12/21/16	(114)
HSBC	USD	5,135	JPY	520,200	12/21/16	(166)
HSBC	CHF	3,078	USD	3,194	12/21/16	75
HSBC	EUR	1,570	USD	1,777	12/21/16	50
HSBC	GBP	1,546	USD	2,059	12/21/16	164
HSBC	JPY	165,700	USD	1,636	12/21/16	53
National Australia Bank	USD	685	AUD	895	12/21/16	(5)
National Australia Bank	USD	2,219	AUD	2,898	12/21/16	(17)
National Australia Bank	USD	630	CAD	814	12/21/16	(23)
National Australia Bank	USD	3,421	CAD	4,420	12/21/16	(125)
National Australia Bank	USD	4,087	EUR	3,610	12/21/16	(115)
National Australia Bank	USD	5,137	JPY	520,200	12/21/16	(168)
National Australia Bank	CHF	3,078	USD	3,192	12/21/16	73

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
National Australia Bank	EUR	1,570	USD	1,778	12/21/16	50
National Australia Bank	GBP	1,546	USD	2,059	12/21/16	165
National Australia Bank	JPY	165,700	USD	1,636	12/21/16	53
Royal Bank of Canada	USD	686	AUD	895	12/21/16	(6)
Royal Bank of Canada	USD	2,221	AUD	2,898	12/21/16	(19)
Royal Bank of Canada	USD	631	CAD	814	12/21/16	(24)
Royal Bank of Canada	USD	3,425	CAD	4,420	12/21/16	(129)
Royal Bank of Canada	USD	4,084	EUR	3,610	12/21/16	(112)
Royal Bank of Canada	USD	5,138	JPY	520,200	12/21/16	(167)
Royal Bank of Canada	CHF	3,078	USD	3,191	12/21/16	72
Royal Bank of Canada	EUR	1,570	USD	1,776	12/21/16	49
Royal Bank of Canada	GBP	1,546	USD	2,062	12/21/16	167
Royal Bank of Canada	JPY	165,700	USD	1,637	12/21/16	53
State Street	USD	76	AUD	100	12/21/16	—
State Street	USD	227	AUD	300	12/21/16	1
State Street	USD	75	CAD	100	12/21/16	—
State Street	USD	91	CAD	120	12/21/16	(1)
State Street	USD	151	CAD	200	12/21/16	(2)
State Street	USD	760	CAD	1,000	12/21/16	(14)
State Street	USD	676	EUR	600	12/21/16	(16)
State Street	USD	133	GBP	100	12/21/16	(10)
State Street	USD	3,043	GBP	2,285	12/21/16	(243)
State Street	USD	2,930	HKD	22,700	12/21/16	(2)
State Street	USD	200	JPY	20,000	12/21/16	(9)
State Street	USD	3,252	NZD	4,400	12/21/16	(111)
State Street	CHF	100	USD	101	12/21/16	—
State Street	CHF	200	USD	205	12/21/16	3
State Street	DKK	17,900	USD	2,722	12/21/16	74
State Street	JPY	10,000	USD	95	12/21/16	—
State Street	JPY	20,000	USD	196	12/21/16	5
State Street	NOK	24,350	USD	2,976	12/21/16	28
State Street	SEK	700	USD	83	12/21/16	5
State Street	SEK	12,300	USD	1,467	12/21/16	102
UBS	AUD	200	USD	152	12/21/16	—
UBS	CAD	200	USD	152	12/21/16	3
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(833)

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Common Stocks
Argentina	$1,926	$—	$—	$—	$1,926	0.3
Australia	—	9,975	—	—	9,975	1.6
Austria	—	725	—	—	725	0.1
Belgium	1,721	1,564	—	—	3,285	0.5
Bermuda	—	308	—	—	308	0.1
Brazil	19,022	—	—	—	19,022	3.0
Canada	21,522	—	—	—	21,522	3.4

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2016

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Cayman Islands	1,694	429	—	—	2,123	0.3
Chile	603	—	—	—	603	0.1
China	11,089	27,314	—	—	38,403	6.1
Curacao	—	63	—	—	63	—*
Denmark	—	8,488	—	—	8,488	1.4
Egypt	—	596	—	—	596	0.1
Finland	—	2,317	—	—	2,317	0.4
France	174	42,109	—	—	42,283	6.7
Germany	18	21,837	—	—	21,855	3.5
Greece	—	641	—	—	641	0.1
Hong Kong	3,642	13,137	—	—	16,779	2.7
Hungary	—	2,162	—	—	2,162	0.3
India	10,351	5,970	—	—	16,321	2.6
Indonesia	—	1,949	—	—	1,949	0.3
Ireland	3,198	375	—	—	3,573	0.6
Israel	—	1,015	—	—	1,015	0.2
Italy	—	8,443	—	—	8,443	1.3
Japan	—	72,685	—	—	72,685	11.5
Jersey	—	272	—	—	272	—*
Kazakhstan	185	—	—	—	185	—*
Luxembourg	228	2,216	—	—	2,444	0.4
Malaysia	—	318	—	—	318	0.1
Mexico	9,647	—	—	—	9,647	1.5
Netherlands	2,360	12,270	—	—	14,630	2.3
New Zealand	—	150	—	—	150	—*
Norway	—	3,302	—	—	3,302	0.5
Peru	957	—	—	—	957	0.2
Philippines	—	592	—	—	592	0.1
Portugal	—	604	—	—	604	0.1
Romania	—	366	—	—	366	0.1
Russia	10,621	656	—	—	11,277	1.8
Singapore	—	6,151	—	—	6,151	1.0
South Africa	—	3,461	—	—	3,461	0.6
South Korea	1,959	35,404	—	—	37,363	5.9
Spain	—	4,938	—	—	4,938	0.8
Sweden	—	10,287	—	—	10,287	1.6
Switzerland	1,305	52,335	—	—	53,640	8.5
Taiwan	11,772	6,905	—	—	18,677	3.0
Thailand	—	2,069	—	—	2,069	0.3
Turkey	—	2,137	—	—	2,137	0.3
Ukraine	14	—	—	—	14	—*
United Arab Emirates	—	2,562	—	—	2,562	0.4
United Kingdom	1,656	86,407	6	—	88,069	14.0

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2016

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
United States	5,345	332	—	—	5,677	0.9
Preferred Stocks	407	3,743	—	—	4,150	0.7
Short-Term Investments	—	—	—	36,675	36,675	5.8
Total Investments	121,416	459,579	6	36,675	617,676	98.1
Other Assets and Liabilities, Net						1.9
						100.0

Other Financial Instruments
Assets
Futures Contracts	2,408	—	—	—	2,408	0.4
Foreign Currency Exchange Contracts	—	2,293	—	—	2,293	0.4
A
Liabilities
Futures Contracts	(1,112)	—	—	—	(1,112)	(0.2)
Foreign Currency Exchange Contracts	—	(3,126)	—	—	(3,126)	(0.5)
Total Other Financial Instruments*	$1,296	$(833)	$—	$—	$463

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2016 were less than 1% of net assets.

Amounts in thousands
Fair Value
Sector Exposure	$
Consumer Discretionary	84,204
Consumer Staples	45,051
Energy	42,220
Financial Services	132,032
Health Care	41,018
Materials and Processing	51,321
Producer Durables	82,078
Technology	64,394
Utilities	38,683
Short-Term Investments	36,675
Total Investments	617,676

See accompanying notes which are an integral part of the financial statements.

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Fair Value of Derivative Instruments — October 31, 2016

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$2,293
Variation margin on futures contracts*	2,408	—
Total	$2,408	$2,293

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$1,112	$—
Unrealized depreciation on foreign currency exchange contracts	—	3,126
Total	$1,112	$3,126
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$(1,795)	$—
Foreign currency-related transactions**	—	4,413
Total	$(1,795)	$4,413

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$101	$—
Foreign currency-related transactions***	—	(823)
Total	$101	$(823)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2016

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	$2,293	$ — $	2,293
Futures Contracts	Variation margin on futures contracts	291	—	291
Total Financial and Derivative Assets		2,584	—	2,584
Financial and Derivative Assets not subject to a netting agreement		(291)	—	(291)
Total Financial and Derivative Assets subject to a netting agreement		$2,293	$ — $	2,293

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$310	$310	$ — $	—
BNP Paribas	341	341	—	—
Brown Brothers Harriman	3	3	—	—
Commonwealth Bank of Australia	394	394	—	—
HSBC	341	341	—	—
National Australia Bank	341	341	—	—
Royal Bank of Canada	342	342	—	—
State Street	218	218	—	—
UBS	3	—	—	3
Total	$2,293	$2,290	$ — $	3

See accompanying notes which are an integral part of the financial statements.

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Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2016

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$214	$ — $	214
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	3,126	—	3,126
Total Financial and Derivative Liabilities		3,340	—	3,340
Financial and Derivative Liabilities not subject to a netting agreement		(214)	—	(214)
Total Financial and Derivative Liabilities subject to a netting agreement		$3,126	$ — $	3,126

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$456	$310	$ — $	146
BNP Paribas	449	341	—	108
Brown Brothers Harriman	5	3	—	2
Commonwealth Bank of Australia	450	394	—	56
HSBC	446	341	—	105
National Australia Bank	453	341	—	112
Royal Bank of Canada	458	342	—	116
State Street	409	218	—	191
Total	$3,126	$2,290	$ — $	836

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$569,830
Investments, at fair value(>)	617,676
Cash (restricted)(a)	8,700
Foreign currency holdings(^)	1,767
Unrealized appreciation on foreign currency exchange contracts	2,293
Receivables:
Dividends and interest	887
Dividends from affiliated Russell funds	23
Fund shares sold	2,217
Foreign capital gains taxes recoverable	325
Variation margin on futures contracts	291
Total assets	634,179

Liabilities
Payables:
Investments purchased	6
Fund shares redeemed	249
Accrued fees to affiliates	533
Other accrued expenses	172
Variation margin on futures contracts	214
Deferred capital gains tax liability	133
Unrealized depreciation on foreign currency exchange contracts	3,126
Total liabilities	4,433

Net Assets	$629,746

See accompanying notes which are an integral part of the financial statements.

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Statement of Assets and Liabilities, continued — October 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$12,338
Accumulated net realized gain (loss)	(78,056)
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	47,713
Futures contracts	1,296
Foreign currency-related transactions	(863)
Shares of beneficial interest	684
Additional paid-in capital	646,634
Net Assets	$629,746

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$9.19
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$9.75
Class A — Net assets	$3,942,678
Class A — Shares outstanding ($.01 par value)	429,200
Net asset value per share: Class C(#)	$9.11
Class C — Net assets	$2,440,952
Class C — Shares outstanding ($.01 par value)	267,816
Net asset value per share: Class E(#)	$9.18
Class E — Net assets	$32,989,090
Class E — Shares outstanding ($.01 par value)	3,592,989
Net asset value per share: Class S(#)	$9.21
Class S — Net assets	$590,373,449
Class S — Shares outstanding ($.01 par value)	64,074,305
Amounts in thousands
(^) Foreign currency holdings - cost	$1,772
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$36,675

(a) Cash Collateral for Futures	$8,700
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

324 Russell Tax-Managed International Equity Fund

Russell Investment Company
Russell Tax-Managed International Equity Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Dividends	$15,557
Dividends from affiliated Russell funds	143
Interest	3
Less foreign taxes withheld	(1,359)
Total investment income	14,344

Expenses
Advisory fees	4,438
Administrative fees	252
Custodian fees (1)	361
Distribution fees - Class A	6
Distribution fees - Class C	14
Transfer agent fees - Class A	5
Transfer agent fees - Class C	4
Transfer agent fees - Class E	59
Transfer agent fees - Class S	976
Professional fees	78
Registration fees	129
Shareholder servicing fees - Class C	5
Shareholder servicing fees - Class E	75
Trustees’ fees	18
Printing fees	40
Offering fees	49
Miscellaneous	26
Expenses before reductions	6,535
Expense reductions	(745)
Net expenses	5,790
Net investment income (loss)	8,554

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	(37,711)
Futures contracts	(1,795)
Foreign currency-related transactions	4,334
Net realized gain (loss)	(35,172)
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	46,426
Futures contracts	101
Foreign currency-related transactions	(861)
Net change in unrealized appreciation (depreciation)	45,666
Net realized and unrealized gain (loss)	10,494
Net Increase (Decrease) in Net Assets from Operations	$19,048

(1) Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 10 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed International Equity Fund 325

Russell Investment Company
Russell Tax-Managed International Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015 (1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,554	$1,528
Net realized gain (loss)	(35,172)	(38,061)
Net change in unrealized appreciation (depreciation)	45,666	2,480
Net increase (decrease) in net assets from operations	19,048	(34,053)

Distributions
From net investment income
Class A	(11)	—
Class C	(5)	—
Class E	(165)	—
Class S	(2,463)	—
Net decrease in net assets from distributions	(2,644)	—

Share Transactions*
Net increase (decrease) in net assets from share transactions	167,477	479,918
Total Net Increase (Decrease) in Net Assets	183,881	445,865

Net Assets
Beginning of period	445,865	—
End of period	$629,746	$445,865
Undistributed (overdistributed) net investment income included in net assets	$12,338	$1,877

(1) For the period June 2, 2015 (commencement of operations) to October 31, 2015.

See accompanying notes which are an integral part of the financial statements.

326 Russell Tax-Managed International Equity Fund

Russell Investment Company
Russell Tax-Managed International Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015	(1)
	Shares	Dollars	Shares		Dollars

Class A
Proceeds from shares sold	368	$3,301	112		$1,072
Proceeds from reinvestment of distributions	1	10	—		—
Payments for shares redeemed	(43)	(384)	(9)		(91)
Net increase (decrease)	326	2,927	103		981
Class C
Proceeds from shares sold	187	1,633	137		1,297
Proceeds from reinvestment of distributions	—	5	—		—
Payments for shares redeemed	(56)	(500)	—		(3)
Net increase (decrease)	131	1,138	137		1,294
Class E
Proceeds from shares sold	693	6,054	3,274		28,813
Proceeds from reinvestment of distributions	19	164	—		—
Payments for shares redeemed	(346)	(3,011)	(47)		(408)
Net increase (decrease)	366	3,207	3,227		28,405
Class S
Proceeds from shares sold	32,355	281,200	49,357		484,264
Proceeds from reinvestment of distributions	285	2,451	—		—
Payments for shares redeemed	(14,098)	(123,446)	(3,825)		(35,026)
Net increase (decrease)	18,542	160,205	45,532		449,238
Total increase (decrease)	19,365	$167,477	48,999		$479,918

(1) For the period June 2, 2015 (commencement of operations) to October 31, 2015.

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed International Equity Fund 327

Russell Investment Company
Russell Tax-Managed International Equity Fund

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	$
	Period	(a) (d)	Gain (Loss)	Operations	Investment Income	Total Distributions
Class A
October 31, 2016	9.09	.13	.02	.15	(.05)	(.05)
October 31, 2015(7)	10.00	.03	(.94)	(.91)	—	—

Class C
October 31, 2016	9.06	.06	.02	.08	(.03)	(.03)
October 31, 2015(7)	10.00	(.01)	(.93)	(.94)	—	—

Class E
October 31, 2016	9.09	.12	.02	.14	(.05)	(.05)
October 31, 2015(7)	10.00	.02	(.93)	(.91)	—	—

Class S
October 31, 2016	9.10	.15	.01	.16	(.05)	(.05)
October 31, 2015(7)	10.00	.04	(.94)	(.90)	—	—

See accompanying notes which are an integral part of the financial statements.

328 Russell Tax-Managed International Equity Fund

			%	%	%
$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

9.19	1.71	3,943	1.48	1.34	1.43	85
9.09	(9.10)	935	1.50	1.34	.66	79

9.11	.89	2,441	2.23	2.09	.71	85
9.06	(9.40)	1,239	2.25	2.09	(.16)	79

9.18	1.59	32,989	1.48	1.34	1.38	85
9.09	(9.10)	29,334	1.53	1.34	.59	79

9.21	1.83	590,373	1.23	1.09	1.66	85
9.10	(9.00)	414,357	1.24	1.09	.94	79

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed International Equity Fund 329

Russell Investment Company
Russell Tax-Managed International Equity Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Advisory fees	$387,775
Administration fees	25,623
Distribution fees	2,263
Shareholder servicing fees	7,504
Transfer agent fees	106,067
Trustee fees	3,883
$533,115

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
Russell U.S. Cash Management Fund $	23,471	$330,062	$316,867	$4	$5	$36,675	$143	$—
	$23,471	$330,062	$316,867	$4	$5	$36,675	$143	$—

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$571,465,402
Unrealized Appreciation	$60,541,619
Unrealized Depreciation	(14,331,300)
Net Unrealized Appreciation (Depreciation)	$46,210,319
Undistributed Ordinary Income	$12,902,963
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$(74,158,896)
Tax Composition of Distributions
Ordinary Income	$2,643,604

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transactions, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$4,551
Accumulated net realized gain (loss)	(4,501)
Additional paid-in capital	(50)

See accompanying notes which are an integral part of the financial statements.

330 Russell Tax-Managed International Equity Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

Russell Global Opportunistic Credit Fund - Class A‡			Russell Global Opportunistic Credit Fund - Class Y
	Total			Total
	Return			Return
1 Year	5.75%		1 Year	10.13%
5 Years	4.28	%§	5 Years	5.40	%§
Inception*	4.19	%§	Inception*	5.19	%§

Russell Global Opportunistic Credit Fund - Class C			BofA Merrill Lynch Global High Yield Index (USD
	Total		Hedged)**
	Return			Total
1 Year	9.03%			Return
5 Years	4.29	%§	1 Year	10.57%
Inception*	4.07	%§	5 Years	7.92	%§
			Inception*	7.48	%§

Russell Global Opportunistic Credit Fund - Class E			Global Opportunistic Credit Blended Benchmark***
				Total
	Total			Return
	Return
1 Year	9.80%		1 Year	11.05%
5 Years	5.07	%§	5 Years	7.40	%§
Inception*	4.84	%§	Inception*	7.01	%§

Russell Global Opportunistic Credit Fund - Class S
	Total
	Return
1 Year	10.05%
5 Years	5.33	%§
Inception*	5.11	%§

Russell Global Opportunistic Credit Fund 331

Russell Investment Company
Russell Global Opportunistic Credit Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The Russell Global Opportunistic Credit Fund (the “Fund”)	High yield corporate credit was among the best-performing
employs a multi-manager approach whereby portions of the	segments of the market (the Bloomberg Barclays Global High
Fund are allocated to different money manager strategies. Fund	Yield Index returned 8.20% over equivalent-duration Treasuries),
assets not allocated to money managers are managed by Russell	as market sentiment flipped early in the year and defaults were
Investment Management, LLC (“RIM”), the Fund’s advisor. RIM	limited outside of the energy sector. Emerging market (“EM”)
may change the allocation of the Fund’s assets among money	debt outperformed developed markets (the Bloomberg Barclays
managers at any time. An exemptive order from the Securities	EM Hard Currency Aggregate Index outperformed equivalent-
and Exchange Commission (“SEC”) permits RIM to engage or	duration U.S. Treasuries by 6.61%) as growth and sentiment
terminate a money manager at any time, subject to approval by	stabilized. Local currency EM bonds (those issued in the issuing
the Fund’s Board, without a shareholder vote. Pursuant to the	country’s own currency) did not return quite as strongly (the
terms of the exemptive order, the Fund is required to notify its	Bloomberg Barclays EM Local Currency Government Index
shareholders within 90 days of when a money manager begins	returned 4.85%) as the drawdown in the first quarter of the year
providing services. As of October 31, 2016, the Fund had six	was much sharper for EM currencies than credit, though the
money managers.	subsequent rally was similarly fierce.

What is the Fund’s investment objective?	How did the investment strategies and techniques employed
The Fund seeks to provide total return.	by the Fund and its money managers affect its benchmark-

How did the Fund perform relative to its benchmark for the	relative performance?
fiscal year ended October 31, 2016?	The Fund employs discretionary money managers. The Fund’s
discretionary money managers select the individual portfolio
For the fiscal year ended October 31, 2016, the Fund’s Class A,	securities for the assets assigned to them. Fund assets not
Class C, Class E, Class S, and Class Y Shares gained 9.81%,	allocated to discretionary money managers include the Fund’s
9.03%, 9.80%, 10.05% and 10.13%, respectively. This is	liquidity reserves and assets which may be managed directly by
compared to the Fund’s benchmark, the BofA Merrill Lynch	RIM to effect the Fund’s investment strategies and/or to actively
Global High Yield Index Hedged (USD), which gained 10.57%	manage the Fund’s overall exposures by investing in securities or
during the same period. The Fund’s performance includes	other instruments that RIM believes will achieve the desired risk/
operating expenses, whereas index returns are unmanaged and	return profile for the Fund.
do not include expenses of any kind.
RIM’s asset allocation for the Fund detracted over the period as
For the fiscal year ended October 31, 2016, Morningstar®	a result of decisions to hold ex-benchmark exposures in local
Multisector Bond Category, a group of funds that Morningstar	currency emerging market debt and bank loans. Both sectors
considers to have investment strategies similar to those of the	significantly lagged the traditional spread sectors of high yield
Fund, gained 5.69%. This return serves as a peer comparison and	corporate bonds and U.S. dollar emerging market debt.
is expressed net of operating expenses.
With respect to certain of the Fund’s money managers, DuPont
RIM may assign a money manager a benchmark other than the	Capital Management Corporation (“DuPont”) was the top
Fund’s index. However, the Fund’s primary index remains the	performing manager during the period. An overweight to lower
benchmark for the Fund.	rated countries and Venezuela in particular led to strong results
How did the market conditions described in the Market	during the period. DuPont also benefited from tactical management
Summary report affect the Fund’s performance?	of its exposure to Brazil and the quasi-sovereign issuer, Petrobras.
The fiscal year ended October 31, 2016 was characterized	Currency exposure to the Mexican peso detracted modestly.
by a sharply risk off market early in the period followed by a	DDJ Capital Management, LLC was the worst performing manager
similar sharp rebound and extended rally in risky assets (e.g.,	during the period, meaningfully underperforming the Fund’s and
lower rated credit and emerging market currencies). Overall, this	its own benchmark. Exposure to bank loans were a significant
proved positive for most fixed income sectors around the globe.	drag on performance in the latter half of the year, but the portfolio
Yield curves on global government bonds tended to flatten over	was especially hard hit by poor security selection in the volatile
the period supporting longer maturity bonds and the asset class	metals and mining industry in the first half of the year.
in general. Corporate and emerging sovereign credit markets	During the period, RIM utilized credit and interest rate derivatives,
suffered from December to February, but returns turned positive	such as futures, forwards and swaps, to seek to achieve the Fund
as the year went on and eventually very significantly so.	benchmark’s duration and credit exposures with respect to the portion of the Fund allocated to cash reserves. This performed

332 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

as intended but detracted relative to the Fund’s benchmark as	Money Managers as of October 31,
credit derivatives meaningfully underperformed the cash bonds	2016	Styles
in the index. Derivatives were also used in connection with the
	Axiom Alternative Investments SARL	Sector Specialist
cash management process to manage Fund characteristics by	DDJ Capital Management, LLC	Sector Specialist
augmenting or reducing specific exposures associated with one	DuPont Capital Management Corporation	Sector Specialist
or more managers or strategies and gaining desired exposures	Lazard Asset Management, LLC	Sector Specialist
beyond those generated by the manager strategies. Overall, these	Oaktree Capital Management, L.P.	Sector Specialist
activities added value, in line with the benchmark’s positive	THL Credit Advisors, LLC	Sector Specialist
returns.	The views expressed in this report reflect those of the
portfolio managers only through the end of the period
Describe any changes to the Fund’s structure or the money	covered by the report. These views do not necessarily
manager line-up.	represent the views of RIM, or any other person in RIM or
In March 2016, Axiom Alternative Investments SARL was hired	any other affiliated organization. These views are subject
as a specialist in the European bank capital sector.	to change at any time based upon market conditions or
other events, and RIM disclaims any responsibility to
update the views contained herein. These views should not
be relied on as investment advice and, because investment
decisions for a Russell Investment Company (“RIC”) Fund
are based on numerous factors, should not be relied on as
an indication of investment decisions of any RIC Fund.

* Assumes initial investment on September 30, 2010.

** The BofA Merrill Lynch Global High Yield Index (USD Hedged) is composed of below investment grade bonds of corporate issuers domiciled in countries across both developed and emerging markets.

*** The Global Opportunistic Credit Blended Benchmark is a composite index consisting of 60% BofA Merrill Lynch Global High Yield Index (USD Hedged) and
40% JP Morgan EMBI Global Diversified Index. The Global Opportunistic Credit Blended Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that is more representative of the investment strategies pursued by the Fund.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

Russell Global Opportunistic Credit Fund 333

Russell Investment Company
Russell Global Opportunistic Credit Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including distribution (12b-1) and/or service fees and other			Performance
Fund expenses. The Example is intended to help you understand		Actual	(5% return
your ongoing costs (in dollars) of investing in the Fund and to	Class A	Performance	before expenses)
Beginning Account Value
compare these costs with the ongoing costs of investing in other	May 1, 2016	$1,000.00	$1,000.00
mutual funds. The Example is based on an investment of $1,000	Ending Account Value
invested at the beginning of the period and held for the entire	October 31, 2016	$1,058.00	$1,019.41
period indicated, which for this Fund is from May 1, 2016 to	Expenses Paid During Period*	$5.90	$5.79

October 31, 2016.	* Expenses are equal to the Fund's annualized expense ratio of 1.14%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
The information in the table under the heading “Actual	year period). May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance
that you paid over the period. Simply divide your account value by		Actual	(5% return
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	before expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2016	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2016	$1,054.30	$1,015.63
	Expenses Paid During Period*	$9.76	$9.58
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 1.89%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/366 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period). May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance
may not be used to estimate the actual ending account balance or		Actual	(5% return
expenses you paid for the period. You may use this information	Class E	Performance	before expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2016	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2016	$1,057.90	$1,019.41
of other funds.	Expenses Paid During Period*	$5.90	$5.79

* Expenses are equal to the Fund's annualized expense ratio of 1.14%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

334 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Shareholder Expense Example, continued — October 31, 2016 (Unaudited)

		Hypothetical
		Performance
	Actual	(5% return
Class S	Performance	before expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,059.10	$1,020.66
Expenses Paid During Period*	$4.61	$4.52

* Expenses are equal to the Fund's annualized expense ratio of 0.89%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance
	Actual	(5% return
Class Y	Performance	before expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,059.50	$1,021.06
Expenses Paid During Period*	$4.19	$4.12

* Expenses are equal to the Fund's annualized expense ratio of 0.81%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Russell Global Opportunistic Credit Fund 335

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
Long-Term Fixed Income Investments - 83.6%				4.750% due 11/15/21 (Þ)	EUR	810	944
Argentina - 1.1%				Series REGS
Argentine Bonos del Tesoro				4.750% due 11/15/21	EUR	530	618
16.000% due 10/17/23	ARS	11,000	735
15.500% due 10/17/26	ARS	11,000	735				5,353
Argentine Republic Government				Bermuda - 0.2%
International Bond				Catlin Insurance Co., Ltd.
7.500% due 04/22/26 (Þ)		2,386	2,607	7.249% due 12/31/49 (ƒ)(Þ)		440	354
7.125% due 07/06/36 (Þ)		1,000	1,031	Weatherford International, Ltd.
7.625% due 04/22/46 (Þ)		1,268	1,385	9.625% due 03/01/19		1,950	2,077
Series dscEUR				7.750% due 06/15/21		1,545	1,560
7.820% due 12/31/33	EUR	4,679	5,490	4.500% due 04/15/22		95	86
Series EURGDP				8.250% due 06/15/23		125	129
12.608% due 12/15/35 (Ê)(~)	EUR	60,000	6,791	6.750% due 09/15/40		585	464
Series L-GP							4,670
(2.627)% due 03/31/23 (Ø)(~)		1,295	1,536	Brazil - 2.0%
YPF SA				Banco Nacional de Desenvolvimento
8.750% due 04/04/24 (Þ)		2,000	2,202	Economico e Social
				5.750% due 09/26/23 (Þ)		950	983
			22,512
Armenia - 0.0%				Brazil Letras do Tesouro Nacional
				Series LTN
Republic of Armenia International Bond				11.287% due 01/01/19 (~)	BRL	18,740	4,655
Series REGS				11.363% due 01/01/20 (~)	BRL	7,800	1,737
6.000% due 09/30/20		1,000	1,034	Brazil Letras do Tesouro Nacional Bills

Australia - 0.0%				Series LTN
FMG Resources Pty, Ltd. Covenant-Lite				11.462% due 10/01/18 (~)	BRL	2,950	751
1st Lien Term Loan B				Brazil Notas do Tesouro Nacional
3.750% due 06/30/19		1,012	1,011	Series NTNB
				(5.908)% due 05/15/35 (~)	BRL	4,150	4,023
Austria - 0.2%				(3.300)% due 08/15/50	BRL	2,950	2,874
BAWAG PSK Bank fuer Arbeit und				Series NTNF
Wirtschaft und Oesterreichische				0.157% due 01/01/21 (~)	BRL	12,890	4,012
Postsparkasse AG				0.387% due 01/01/23 (~)	BRL	22,700	6,944
8.125% due 10/30/23	EUR	1,000	1,388	0.401% due 01/01/25 (~)	BRL	20,770	6,297
Raiffeisen Bank International AG				10.000% due 01/01/27	BRL	8,300	2,482
6.000% due 10/16/23	EUR	400	469	Marfrig Overseas, Ltd.
RZB Finance Jersey IV, Ltd.				Series REGS
1.651% due 05/29/49 (Ê)(ƒ)	EUR	400	393	9.500% due 05/04/20		1,800	1,863
UNIQA Insurance Group AG				Vale SA
6.875% due 07/31/43	EUR	800	992	5.625% due 09/11/42		4,800	4,173
			3,242				40,794
Azerbaijan - 0.1%				Canada - 2.1%
State Oil Co. of the Azerbaijan Republic				1011778 BC Unlimited Liability Co. 1st
4.750% due 03/13/23		2,000	1,991	Lien Term Loan B2
				3.750% due 12/12/21 (Ê)		1,686	1,693
Bahrain - 0.1%				1011778 BC Unlimited Liability Co.
Bahrain Government International Bond				Term Loan B2
7.000% due 01/26/26 (Þ)		2,000	2,125	4.625% due 01/15/22 (Þ)		905	934
				Bank of Nova Scotia (The)
Belgium - 0.3%				1.315% due 06/11/18 (Ê)		1,700	1,705
Argenta Spaarbank NV				Series YCD
3.875% due 05/24/26	EUR	600	688	1.583% due 03/28/18 (Ê)(~)		280	280
Belfius Bank SA				Cascades, Inc.
6.000% due 04/04/22	EUR	600	738	5.750% due 07/15/23 (Þ)		1,245	1,257
BNP Paribas Fortis SA				Cenovus Energy, Inc.
1.736% due 12/29/49 (Ê)(ƒ)	EUR	750	531	5.700% due 10/15/19		2,065	2,231
Ethias SA				6.750% due 11/15/39		390	435
5.000% due 01/14/26	EUR	1,000	956	Cott Corp.
KBC Groep NV				5.500% due 07/01/24 (Þ)	EUR	800	925
5.625% due 03/29/49 (ƒ)	EUR	800	878	Eldorado Gold Corp.
Ontex Group NV				6.125% due 12/15/20 (Þ)		1,260	1,273

See accompanying notes which are an integral part of the financial statements.

336 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair			Principal	Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
First Quantum Minerals, Ltd.			Country Garden Holdings Co., Ltd.
7.250% due 05/15/22 (Þ)	1,695	1,604	Series REGS
HudBay Minerals, Inc.			7.250% due 04/04/21		300	317
9.500% due 10/01/20	1,790	1,835				5,550
Kinross Gold Corp.			Colombia - 1.2%
Series WI			Colombia Government International
5.950% due 03/15/24	1,265	1,328	Bond
LG FinanceCo Corp.			7.750% due 04/14/21	COP	4,905,000	1,721
5.875% due 11/01/24 (Þ)	132	133	4.000% due 02/26/24		1,000	1,040
MEG Energy Corp.			9.850% due 06/28/27	COP	2,077,000	833
6.375% due 01/30/23 (Þ)	720	594	10.375% due 01/28/33		514	797
7.000% due 03/31/24 (Þ)	1,840	1,509	7.375% due 09/18/37		3,000	3,840
Mercer International, Inc.			5.000% due 06/15/45		500	508
7.000% due 12/01/19	1,680	1,741	Colombian Titulos de Tesoreria
Series WI			Series B
7.750% due 12/01/22	1,050	1,105	11.000% due 07/24/20	COP	4,204,000	1,591
Mood Media Corp. Term Loan			7.000% due 05/04/22	COP	7,841,000	2,620
7.000% due 05/01/19 (Ê)	1,711	1,622	10.000% due 07/24/24	COP	10,613,000	4,148
Open Text Corp.			7.500% due 08/26/26	COP	6,094,000	2,043
5.625% due 01/15/23 (Þ)	1,070	1,108	6.000% due 04/28/28	COP	18,094,000	5,356
5.875% due 06/01/26 (Þ)	655	698	Ecopetrol SA
Parq Holdings, LP Term Loan			5.875% due 09/18/23		300	322
8.500% due 12/17/20 (Ê)	4,230	4,071				24,819
Precision Drilling Corp.			Costa Rica - 0.3%
6.500% due 12/15/21	1,165	1,126	Costa Rica Government International
			Bond
Province of Ontario Canada			4.375% due 04/30/25 (Þ)		2,044	1,945
1.067% due 11/23/17 (Ê)	750	751
3.000% due 07/16/18	1,000	1,031	7.000% due 04/04/44 (Þ)		3,000	3,105
1.650% due 09/27/19	600	603	Series REGS
			4.250% due 01/26/23		1,000	968
Province of Quebec Canada
1.065% due 09/04/18 (Ê)	450	450				6,018
Teck Resources, Ltd.			Croatia - 0.5%
3.750% due 02/01/23	1,885	1,783	Croatia Government International Bond
8.500% due 06/01/24 (Þ)	820	949	6.000% due 01/26/24 (Þ)		2,200	2,483
6.125% due 10/01/35	1,300	1,293	Series REGS
6.000% due 08/15/40	455	439	6.625% due 07/14/20		1,200	1,331
Teine Energy, Ltd.			6.000% due 01/26/24		6,000	6,771
6.875% due 09/30/22 (Þ)	1,210	1,231				10,585
Trader Corp. Term Loan			Denmark - 0.0%
5.000% due 08/09/23	1,000	1,005	Sparekassen Sjaelland-Fyn AS
Valeant Pharmaceuticals International,			10.835% due 09/29/49 (Å)(ƒ)	DKK	2,000	310
Inc.
5.625% due 12/01/21 (Þ)	1,685	1,382	Dominican Republic - 0.5%
5.875% due 05/15/23 (Þ)	930	732	Dominican Republic International Bond
Veresen Midstream, LP Term Loan B1			7.450% due 04/30/44 (Þ)		2,000	2,220
5.250% due 03/31/22 (Ê)	997	992	6.850% due 01/27/45 (Þ)		4,000	4,160
		41,848	Series REGS
Chile - 0.3%			7.500% due 05/06/21		4,000	4,401
Corp. Nacional del Cobre de Chile						10,781
4.500% due 08/13/23 (Þ)	1,000	1,059	Egypt - 0.4%
4.875% due 11/04/44 (Þ)	4,000	3,992	Egypt Government International Bond
Series REGS			6.875% due 04/30/40 (Þ)		8,000	7,272
6.150% due 10/24/36	1,000	1,142	Series REGS
		6,193	6.875% due 04/30/40		1,000	909
China - 0.3%						8,181
China Evergrande Group			El Salvador - 0.4%
12.000% due 02/17/20	500	559	El Salvador Government International
Series REGS			Bond
8.750% due 10/30/18	4,500	4,674	6.375% due 01/18/27 (Þ)		1,500	1,493

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 337

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
Series REGS				Series REGS
7.375% due 12/01/19		1,000	1,054	4.250% due 08/01/19 (Ê)	EUR	193	213
7.750% due 01/24/23		2,400	2,622	Rexel SA
5.875% due 01/30/25		2,500	2,475	5.250% due 06/15/20 (Þ)		3,195	3,299
7.650% due 06/15/35		998	1,034	Sanofi
			8,678	1.250% due 04/10/18		500	500
Ethiopia - 0.0%				SFR Group SA
Ethiopia International Bond				Series REGS
6.625% due 12/11/24 (Þ)		1,000	946	5.375% due 05/15/22	EUR	900	1,030
				5.625% due 05/15/24	EUR	2,785	3,206
France - 2.0%				Societe Generale SA
AXA SA				6.750% due 04/07/49 (ƒ)	EUR	600	669
4.500% due 12/29/49 (ƒ)		800	776	1.608% due 12/29/49 (Å)(Ê)(ƒ)		800	784
BNP Paribas SA				Series REGS
6.500% due 06/29/49 (ƒ)		1,500	1,527	7.375% due 12/29/49 (ƒ)		800	793
6.125% due 12/29/49 (ƒ)	EUR	600	689	SPCM SA
Series REGS				6.000% due 01/15/22 (Þ)		200	207
7.195% due 06/29/49 (ƒ)		1,300	1,467	2.875% due 06/15/23 (Þ)	EUR	1,350	1,477
BPCE SA							41,002
6.750% due 01/29/49		500	509	Gabon - 0.0%
6.750% due 01/29/49 (ƒ)		530	539	Gabon Government International Bond
Coface SA				6.375% due 12/12/24 (Þ)		500	458
4.125% due 03/27/24	EUR	600	708
Credit Agricole SA				Germany - 0.9%
6.500% due 04/29/49 (ƒ)	EUR	900	1,013	Deutsche Bank AG
7.375% due 10/29/49 (ƒ)		1,000	1,027	4.296% due 05/24/28		800	724
Series REGS				Deutsche Raststaetten Gruppe IV GmbH
6.637% due 05/29/49 (ƒ)		442	440	Series REGS
Credit Logement SA				6.750% due 12/30/20	EUR	2,195	2,510
0.847% due 03/29/49 (Ê)(ƒ)	EUR	1,250	1,094	KfW
Crown European Holdings SA				1.014% due 12/29/17 (Ê)		710	710
Series REGS				Norddeutsche Landesbank Girozentrale
4.000% due 07/15/22	EUR	1,130	1,358	Series REGS
Elis SA				6.250% due 04/10/24		800	727
Series REGS				Schaeffler Verwaltung Swei GmbH
3.000% due 04/30/22	EUR	2,430	2,721	3.250% due 09/15/23 (Þ)	EUR	1,815	2,023
Groupama SA				Techem Energy Metering Service GmbH
6.375% due 05/29/49 (ƒ)	EUR	1,000	1,017	& Co. KG
Holding Medi-Partenaires SAS				7.875% due 10/01/20 (Þ)	EUR	560	641
7.000% due 05/15/20 (Þ)	EUR	970	1,117	Series REGS
Series REGS				7.875% due 10/01/20	EUR	2,120	2,428
7.000% due 05/15/20	EUR	1,910	2,199	Trionista TopCo GmbH
HomeVi SAS				Series REGS
Series REGS				6.875% due 04/30/21	EUR	3,410	3,942
6.875% due 08/15/21	EUR	2,680	3,136	Unitymedia GmbH
Kerneos Corporate SAS				Series REGS
5.750% due 03/01/21 (Þ)	EUR	1,060	1,209	3.750% due 01/15/27	EUR	1,815	1,891
				Unitymedia Hessen GmbH & Co. KG /
Series REGS				Unitymedia NRW GmbH
5.750% due 03/01/21	EUR	1,505	1,716
				Series REGS
La Mondiale SAM				5.750% due 01/15/23	EUR	275	321
2.391% due 10/29/49 (Å)(Ê)(ƒ)	EUR	920	894	5.625% due 04/15/23	EUR	240	280
Linxens France SA 2nd Lien Term Loan				4.000% due 01/15/25	EUR	1,350	1,530
1.000% due 07/15/23 (v)		1,840	1,835
							17,727
Novafives SAS				Ghana - 0.3%
Series REGS
4.500% due 06/30/21	EUR	125	119	Ghana Government International Bond
				7.875% due 08/07/23 (Þ)		4,000	3,829
Picard Groupe SAS				8.125% due 01/18/26 (Þ)		700	670
4.250% due 08/01/19 (Ê)(Þ)	EUR	1,550	1,714

See accompanying notes which are an integral part of the financial statements.

338 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
10.750% due 10/14/30 (Þ)		1,250	1,472	Series REGS
			5,971	5.800% due 01/15/28		4,750	3,818
Greece - 0.2%
Hellenic Republic Government Bond				Ireland - 0.9%
4.750% due 04/17/19 (Þ)	EUR	1,100	1,111	Allied Irish Banks PLC
Series PSI				4.125% due 11/26/25	EUR	1,400	1,502
3.650% due 02/24/20	EUR	2,800	2,075	Ardagh Packaging Finance PLC /
				Ardagh Packaging Holdings USA,
			3,186	Inc.
Honduras - 0.2%				6.750% due 05/15/24 (Þ)	EUR	1,790	2,093
Honduras Government International
Bond				Series REGS
				6.750% due 05/15/24	EUR	825	965
Series REGS
8.750% due 12/16/20		2,342	2,653	Bank of Ireland
				10.000% due 12/19/22	EUR	1,250	1,803
7.500% due 03/15/24		500	558	Governor and Company of the Bank of
			3,211	Ireland
Hungary - 0.8%				7.375% due 12/29/49		800	852
Hungary Government International Bond				Grifols Worldwide Operations, Ltd.
5.750% due 11/22/23		500	583	Series WI
5.375% due 03/25/24		650	747	5.250% due 04/01/22		2,995	3,122
7.625% due 03/29/41		6,500	9,906	Irish Life Assurance PLC
Series 25/B				5.250% due 12/29/49 (ƒ)	EUR	600	636
5.500% due 06/24/25	HUF	1,259,260	5,386	Permanent TSB PLC
			16,622	8.625% due 12/31/49 (ƒ)	EUR	200	193
Indonesia - 2.7%				Vimpel Communications Via VIP
Indonesia Government International				Finance Ireland, Ltd. OJSC
Bond				Series REGS
Series REGS				7.748% due 02/02/21		2,600	2,872
8.500% due 10/12/35		3,000	4,438	Vnesheconombank Via VEB Finance
7.750% due 01/17/38		500	701	PLC
Indonesia Treasury Bond				Series REGS
				6.902% due 07/09/20		1,500	1,616
Series FR56				6.025% due 07/05/22		2,500	2,615
8.375% due 09/15/26	IDR	140,000,000	11,416
Series FR58							18,269
8.250% due 06/15/32	IDR	7,539,000	605	Israel - 0.4%
Series FR59				Israel Electric Corp., Ltd.
7.000% due 05/15/27	IDR	11,955,000	893	6.875% due 06/21/23 (Þ)		3,500	4,130
Series FR64				Series 6
6.125% due 05/15/28	IDR	7,739,000	526	5.000% due 11/12/24 (Þ)		3,000	3,231
Series FR65							7,361
6.625% due 05/15/33	IDR	2,495,000	169	Italy - 1.2%
Series FR68				Assicurazioni Generali SpA
8.375% due 03/15/34	IDR	39,322,000	3,157	5.000% due 06/08/48	EUR	600	664
Series FR70				Banca Monte dei Paschi di Siena SpA
8.375% due 03/15/24	IDR	95,084,000	7,739	5.600% due 09/09/20	EUR	1,100	942
Series FR71				Banca Popolare di Milano Scarl
9.000% due 03/15/29	IDR	69,797,000	5,927	7.125% due 03/01/21	EUR	750	901
Series FR73				9.000% due 06/29/49 (ƒ)	EUR	1,200	1,362
8.750% due 05/15/31	IDR	63,182,000	5,411	Banca Popolare di Vicenza
Pertamina Persero PT				5.000% due 10/25/18	EUR	200	203
Series REGS				Banco Popolare SC
6.000% due 05/03/42		908	957	6.000% due 11/05/20	EUR	700	809
5.625% due 05/20/43		2,000	2,006	Enel SpA
6.450% due 05/30/44		6,000	6,608	6.500% due 01/10/74	EUR	2,725	3,242
Perusahaan Listrik Negara PT				Intesa Sanpaolo SpA
Series REGS				5.017% due 06/26/24 (Þ)		1,300	1,206
5.250% due 10/24/42		4,350	4,326	5.710% due 01/15/26 (Þ)		1,600	1,524
			54,879	8.047% due 06/29/49 (ƒ)	EUR	300	352
Iraq - 0.2%				7.000% due 12/29/49 (ƒ)	EUR	800	851
Iraq International Bond				Leonardo-Finmeccanica SpA
				8.000% due 12/16/19	GBP	845	1,217

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 339

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
LKQ Italia Bondco SpA				7.250% due 05/15/22 (Þ)	EUR	1,550	1,804
3.875% due 04/01/24 (Þ)	EUR	1,160	1,355	Series REGS
Mediobanca SpA				7.250% due 05/15/22	EUR	730	849
5.000% due 11/15/20	EUR	800	952	6.250% due 02/15/25	EUR	550	623
Telecom Italia SpA				ArcelorMittal
5.303% due 05/30/24 (Þ)		5,530	5,620	6.500% due 03/01/21		7,570	8,308
UniCredit SpA				7.250% due 02/25/22		750	851
5.500% due 07/30/23	SGD	300	201	8.000% due 10/15/39		975	1,048
4.375% due 01/03/27	EUR	400	438	7.750% due 03/01/41		650	682
8.000% due 04/03/49 (ƒ)		600	522	ARD Finance SA
6.750% due 12/29/49 (ƒ)	EUR	600	581	6.625% due 09/15/23 (Þ)	EUR	1,660	1,777
UnipolSai SpA				Auris Luxembourg II SA
5.750% due 12/31/49 (ƒ)	EUR	1,000	1,044	8.000% due 01/15/23 (Þ)	EUR	710	845
			23,986	Series REGS
Ivory Coast - 0.1%				8.000% due 01/15/23	EUR	1,515	1,802
Ivory Coast Government International				Camelot Finance SA
Bond				7.875% due 10/15/24 (Þ)		1,420	1,452
Series REGS				Capsugel SA
5.750% due 12/31/32		1,485	1,455	7.000% due 05/15/19 (Þ)		2,426	2,426
				ConvaTec Finance International SA
Japan - 0.0%				8.250% due 01/15/19 (Þ)		8,015	8,015
SoftBank Group Corp.				ConvaTec Healthcare E SA
4.500% due 04/15/20 (Þ)		540	555	10.500% due 12/15/18 (Þ)		2,590	2,619
				Delta 2 Lux Sarl 2nd Lien Term Loan
Jersey - 0.0%				7.750% due 07/29/22 (Ê)		1,995	2,009
Main Capital Funding II, LP				Delta 2 Lux Sarl Covenant-Lite Term
5.750% due 12/29/49 (ƒ)	EUR	800	898	Loan B3
				4.750% due 07/30/21 (Ê)		3,250	3,255
Kazakhstan - 0.7%				Dufry Finance SCA
KazMunayGas National Co. JSC				4.500% due 07/15/22 (Þ)	EUR	350	404
6.375% due 04/09/21 (Þ)		4,000	4,396	4.500% due 08/01/23 (Þ)	EUR	870	1,020
6.000% due 11/07/44 (Þ)		3,000	2,685	Evergreen Skills Lux Sarl
Series REGS				5.750% due 04/28/21 (Ê)		2,190	1,947
7.000% due 05/05/20		4,145	4,596	9.250% due 04/28/22 (Ê)		3,850	2,580
5.750% due 04/30/43		2,000	2,005	FAGE International SA/ FAGE USA
6.000% due 11/07/44		1,000	895	Dairy Industry, Inc.
				5.625% due 08/15/26 (Þ)		1,180	1,218
			14,577
Kenya - 0.2%				Gazprom OAO Via Gaz Capital SA
				9.250% due 04/23/19 (Þ)		1,000	1,141
Kenya Government International Bond
5.875% due 06/24/19 (Þ)		2,000	2,069	Series REGS
				9.250% due 04/23/19		1,250	1,426
Series REGS				6.510% due 03/07/22		2,000	2,192
6.875% due 06/24/24		1,000	998	8.625% due 04/28/34		2,000	2,568
			3,067	7.288% due 08/16/37		1,000	1,138
Lebanon - 0.2%				Hanesbrands Finance Luxembourg SCA
Lebanon Government International Bond				3.500% due 06/15/24 (Þ)	EUR	1,910	2,197
Series REGS				Intelsat Jackson Holdings SA
8.250% due 04/12/21		3,000	3,210	7.250% due 10/15/20		255	193
				7.500% due 04/01/21		1,105	812
Luxembourg - 4.2%				8.000% due 02/15/24 (Þ)		305	307
Accudyne Industries Borrower /				International Automotive Components
Accudyne Industries LLC				Group SA
7.750% due 12/15/20 (Þ)		1,530	1,216	9.125% due 06/01/18 (Å)		804	762
Altice Financing SA				Mallinckrodt International Finance SA
7.500% due 05/15/26 (Þ)		285	294	5.750% due 08/01/22 (Þ)		1,515	1,435
Series REGS				5.625% due 10/15/23 (Å)		82	77
5.250% due 02/15/23 (Þ)	EUR	970	1,111	Matterhorn Telecom SA
5.250% due 02/15/23	EUR	250	286	3.625% due 05/01/22 (Þ)	CHF	240	242
Altice Finco SA				3.875% due 05/01/22 (Þ)	EUR	1,215	1,339
7.625% due 02/15/25 (Þ)		1,720	1,703	Series REGS
Altice Luxembourg SA				3.875% due 05/01/22	EUR	1,050	1,157

See accompanying notes which are an integral part of the financial statements.

340 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
SIG Combibloc Holdings SCA				7.500% due 06/03/27	MXN	53,096	3,051
7.750% due 02/15/23 (Þ)	EUR	1,845	2,139	Series M 30
Stena International SA Covenant-Lite				10.000% due 11/20/36	MXN	61,705	4,429
Term Loan B				Series M
4.000% due 03/03/21 (Ê)		1,463	1,240	5.000% due 12/11/19	MXN	127,536	6,603
Telecom Italia Capital SA				5.750% due 03/05/26	MXN	32,510	1,659
6.999% due 06/04/18		1,419	1,527	7.750% due 05/29/31	MXN	43,944	2,568
6.375% due 11/15/33		810	830	7.750% due 11/13/42	MXN	49,020	2,904
7.200% due 07/18/36		780	842	Mexican Udibonos
7.721% due 06/04/38		810	893	Series S
Telenet Finance VI Luxembourg SCA				4.000% due 06/13/19	MXN	18,310	1,010
Series REGS				4.000% due 11/15/40	MXN	10,636	615
4.875% due 07/15/27	EUR	1,685	1,929
Travelport Finance Luxembourg Sarl				Mexico Government International Bond
				5.550% due 01/21/45		1,500	1,680
Term Loan B				5.750% due 10/12/10		9,000	9,203
5.000% due 09/02/21 (Ê)		1,442	1,450
UniCredit International Bank				Petroleos Mexicanos
Luxembourg SA				3.500% due 01/30/23		1,500	1,417
8.125% due 12/29/49 (ƒ)	EUR	1,650	2,011	6.625% due 06/15/38		4,000	3,970
Wind Acquisition Finance SA				6.500% due 06/02/41		5,650	5,492
7.000% due 04/23/21 (Þ)	EUR	235	269	5.500% due 06/27/44		3,000	2,584
7.375% due 04/23/21 (Þ)		5,060	5,199	5.625% due 01/23/46		1,000	865
Series REGS				6.750% due 09/21/47 (Þ)		600	595
7.000% due 04/23/21	EUR	205	234	Series 14-2
Xefin Lux SCA				7.470% due 11/12/26	MXN	5,330	249
Series REGS							56,703
3.750% due 06/01/19 (Ê)	EUR	195	215	Mongolia - 0.4%
			85,908	Mongolia Government International
Malaysia - 1.0%				Bond
				10.875% due 04/06/21 (Þ)		2,850	3,078
Malaysia Government Bond				5.125% due 12/05/22 (Þ)		300	265
Series 0416
3.620% due 11/30/21	MYR	4,470	1,081	Series REGS
				5.125% due 12/05/22		4,805	4,241
Malaysia Government International Bond
Series 0111							7,584
4.160% due 07/15/21	MYR	15,810	3,902	Morocco - 0.1%
Series 0114				Morocco Government International Bond
4.181% due 07/15/24	MYR	3,380	831	5.500% due 12/11/42 (Þ)		1,250	1,406
Series 0115
3.955% due 09/15/25	MYR	10,350	2,504	Mozambique - 0.0%
				Mozambique International Bond
Series 0215				10.500% due 01/18/23 (Þ)		1,033	584
3.795% due 09/30/22	MYR	3,500	847

Series 0310				Netherlands - 2.6%
4.498% due 04/15/30	MYR	8,315	2,053
				ABN AMRO Bank NV
Series 0311				5.750% due 12/29/49 (ƒ)	EUR	600	670
4.392% due 04/15/26	MYR	2,900	723
				Achmea BV
Series 0314				6.000% due 11/29/49 (ƒ)	EUR	1,000	1,134
4.048% due 09/30/21	MYR	12,419	3,044
				Alcoa Nederland Holding BV
Series 0414				6.750% due 09/30/24 (Þ)		2,015	2,086
3.654% due 10/31/19	MYR	14,740	3,560	7.000% due 09/30/26 (Þ)		380	391
Series 0415				AP NMT Acquisition BV 1st Lien Term
4.254% due 05/31/35	MYR	8,910	2,106	Loan
			20,651	6.750% due 08/13/21 (Ê)		980	895
Mexico - 2.8%				Atradius Finance BV
America Movil SAB de CV				5.250% due 09/23/44	EUR	500	494
6.000% due 06/09/19	MXN	5,210	273	Carlson Wagonlit BV
Mexican Bonos				Series REGS
Series M 10				7.500% due 06/15/19	EUR	1,765	2,012
8.500% due 12/13/18	MXN	35,000	1,961	Darling Global Finance BV
Series M 20				4.750% due 05/30/22 (Þ)	EUR	2,310	2,656
10.000% due 12/05/24	MXN	84,735	5,575	Delta Lloyd NV

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 341

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
4.375% due 06/29/49 (ƒ)	EUR	1,000	1,007	4.250% due 01/15/27 (Þ)	EUR	500	546
Goodyear Dunlop Tires Europe BV							52,150
3.750% due 12/15/23 (Þ)	EUR	820	945	Nigeria - 0.0%
Series REGS				Nigeria Government International Bond
3.750% due 12/15/23	EUR	700	807	Series REGS
ING Groep NV				6.750% due 01/28/21		1,000	994
6.500% due 12/29/49 (ƒ)		600	593
InterXion Holding NV				Norway - 0.0%
Series REGS				Storebrand Livsforsikring Group
6.000% due 07/15/20	EUR	2,490	2,856	6.875% due 04/04/43	EUR	400	504
LGE HoldCo VI BV
Series REGS				Pakistan - 0.6%
7.125% due 05/15/24	EUR	100	124	Pakistan Government International Bond
Lincoln Finance, Ltd.				8.250% due 04/15/24 (Þ)		4,750	5,351
6.875% due 04/15/21 (Þ)	EUR	620	739	Series REGS
Majapahit Holding BV				7.875% due 03/31/36		6,000	6,080
Series REGS							11,431
7.875% due 06/29/37		1,500	1,939	Panama - 0.4%
Marfrig Holdings Europe BV				Panama Government International Bond
Series REGS				9.375% due 04/01/29		4,500	6,846
6.875% due 06/24/19		2,000	2,065	6.700% due 01/26/36		1,500	1,993
NIBC Bank NV							8,839
7.625% due 10/29/49 (ƒ)		1,000	1,012	Paraguay - 0.2%
Petrobras Global Finance BV				Paraguay Government International
4.375% due 05/20/23		2,900	2,628	Bond
6.250% due 12/14/26	GBP	1,000	1,163	6.100% due 08/11/44 (Þ)		3,551	3,924
5.375% due 10/01/29	GBP	1,000	1,048
6.625% due 01/16/34	GBP	500	553	Peru - 0.7%
6.875% due 01/20/40		6,728	6,022	Peruvian Government International Bond
6.850% due 06/05/15		5,600	4,760	6.350% due 08/12/28 (Þ)	PEN	9,866	3,019
Playa Resorts Holding BV 1st Lien Term				8.750% due 11/21/33		3,000	4,733
Loan B				Series REGS
4.000% due 08/09/19 (Ê)		1,977	1,972	6.950% due 08/12/31	PEN	9,900	3,199
PortAventura Entertainment Barcelona				6.900% due 08/12/37	PEN	11,610	3,719
BV
5.326% due 12/01/19 (Ê)(Þ)	EUR	370	407				14,670
7.250% due 12/01/20 (Þ)	EUR	330	376	Philippines - 0.2%
				Philippine Government International
Series REGS				Bond
7.250% due 12/01/20	EUR	1,060	1,209	4.950% due 01/15/21	PHP	42,000	891
Republic of Angola Via Northern Lights
III BV				9.500% due 02/02/30		1,200	2,006
Series REGS				6.250% due 01/14/36	PHP	20,000	476
7.000% due 08/16/19		563	562				3,373
SNS Bank NV				Poland - 1.2%
3.750% due 11/05/25	EUR	1,000	1,122	Poland Government International Bond
SRLEV NV				3.000% due 03/17/23		2,000	2,058
9.000% due 04/15/41	EUR	1,000	1,205	4.000% due 01/22/24		650	709
Telefonica Europe BV				Series 0718
6.500% due 12/31/49 (ƒ)	EUR	1,500	1,755	2.500% due 07/25/18	PLN	1,860	481
UPC Holding BV				Series 0725
Series REGS				3.250% due 07/25/25	PLN	32,800	8,500
6.750% due 03/15/23	EUR	1,285	1,527	Series 0922
VimpelCom Holdings BV				5.750% due 09/23/22	PLN	26,255	7,779
7.504% due 03/01/22 (Þ)		299	330	Series 1020
Ziggo Bond Finance BV				5.250% due 10/25/20	PLN	17,910	5,073
4.625% due 01/15/25 (Þ)	EUR	1,580	1,756				24,600
Series REGS				Portugal - 0.0%
4.625% due 01/15/25	EUR	705	784	Novo Banco SA
Ziggo Secured Finance BV				7.630% due 02/27/51 (~)	EUR	1,500	132

See accompanying notes which are an integral part of the financial statements.

342 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
Romania - 0.3%				Series 2048
Romania Government International Bond				8.750% due 02/28/48	ZAR	13,300	920
Series 10YR				Series R186
5.950% due 06/11/21	RON	4,690	1,326	10.500% due 12/21/26	ZAR	130,290	10,702
Series 10Y				Transnet SOC, Ltd.
4.750% due 02/24/25	RON	9,835	2,685	9.500% due 05/13/21 (Þ)	ZAR	7,700	536
Series 5Y							43,955
3.250% due 03/22/21	RON	7,580	1,925	Spain - 0.4%
Series REGS				Banco Bilbao Vizcaya Argentaria SA
6.750% due 02/07/22		1,000	1,188	8.875% due 12/29/49 (ƒ)	EUR	600	710
			7,124	Banco de Credito Social Cooperativo SA
Russia - 0.7%				(0.075)% due 11/03/26 (~)	EUR	800	885
Russian Federal Bond - OFZ				Banco de Sabadell SA
Series 6208				Series EMTN
7.500% due 02/27/19	RUB	64,420	994	5.625% due 05/06/26	EUR	800	931
Series 6211				Banco Popular Espanol SA
7.000% due 01/25/23	RUB	127,368	1,861	3.299% due 12/22/19 (Ê)	EUR	1,200	1,267
Series 6212				Banco Santander SA
7.050% due 01/19/28	RUB	261,450	3,722	6.250% due 03/12/49 (ƒ)	EUR	800	816
Series 6214				Bankia SA
6.400% due 05/27/20	RUB	319,230	4,690	4.000% due 05/22/24	EUR	800	881
Series 6215				BBVA International Preferred SAU
7.000% due 08/16/23	RUB	108,682	1,583	5.919% due 04/29/49 (ƒ)		800	802
Russian Federal Inflation Linked Bond				Ibercaja Banco SA
Series 2001				5.000% due 07/28/25	EUR	700	718
2.500% due 08/16/23	RUB	55,534	858	Popular Capital SA
Russian Federation International Bond				6.000% due 10/29/49 (ƒ)	EUR	700	684
Series REGS				Santander Perpetual SAU
7.500% due 03/31/30		803	970	Series REGS
			14,678	6.671% due 10/29/49 (Å)(ƒ)		170	156
Serbia - 0.4%							7,850
Serbia Government International Bond				Sri Lanka - 0.5%
Series REGS				Sri Lanka Government International
5.875% due 12/03/18		1,400	1,482	Bond
7.250% due 09/28/21		5,000	5,743	Series REGS
				5.875% due 07/25/22		9,600	9,781
			7,225
Singapore - 0.0%
Avago Technologies Finance, Ltd. Term				Sweden - 0.0%
Loan B3				Skandinaviska Enskilda Banken AB
3.535% due 02/01/23 (Ê)		779	786	5.750% due 11/29/49 (ƒ)		600	602

Slovenia - 0.1%				Switzerland - 0.1%
Slovenia Government International Bond				Credit Suisse Group AG
5.250% due 02/18/24 (Þ)		1,500	1,745	Series REGS
Series REGS				6.250% due 12/29/49 (ƒ)		800	772
5.850% due 05/10/23		500	593	UBS Group AG
			2,338	7.125% due 12/29/49 (ƒ)		600	614
South Africa - 2.2%							1,386
Eskom Holdings SOC, Ltd.				Thailand - 0.8%
Series REGS				PTT Exploration & Production PCL
5.750% due 01/26/21		5,800	5,829	4.875% due 12/29/49 (ƒ)(Þ)		1,000	1,011
6.750% due 08/06/23		1,000	1,032	Thailand Government International Bond
7.125% due 02/11/25		6,100	6,311	3.875% due 06/13/19	THB	41,710	1,258
Republic of South Africa Government				3.650% due 12/17/21	THB	255,370	7,929
Bond				3.850% due 12/12/25	THB	157,270	5,117
Series 2023				3.580% due 12/17/27	THB	30,830	990
7.750% due 02/28/23	ZAR	100,360	7,212	4.875% due 06/22/29	THB	16,100	585
Series 2032							16,890
8.250% due 03/31/32	ZAR	167,210	11,413	Turkey - 2.0%

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 343

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
Export Credit Bank of Turkey				HBOS Capital Funding, LP
5.875% due 04/24/19 (Þ)		7,500	7,791	6.850% due 03/29/49 (ƒ)		1,100	1,111
Turkey Government International Bond				Hyperion Insurance Group, Ltd. Term
10.400% due 03/27/19	TRY	9,130	3,030	Loan B
7.500% due 11/07/19		1,000	1,110	5.500% due 04/30/22 (Ê)		739	726
7.000% due 06/05/20		2,000	2,198	Iceland Bondco PLC
10.700% due 02/17/21	TRY	13,110	4,398	Series REGS
7.100% due 03/08/23	TRY	16,680	4,720	6.250% due 07/15/21	GBP	1,255	1,475
7.375% due 02/05/25		1,200	1,406	Ineos Finance PLC
8.000% due 03/12/25	TRY	28,790	8,355	4.000% due 05/01/23 (Þ)	EUR	2,130	2,383
6.750% due 05/30/40		1,000	1,128	Inmarsat Finance PLC
6.625% due 02/17/45		4,000	4,484	6.500% due 10/01/24 (Þ)		1,730	1,752
Series 5Y				Inovyn Finance PLC
6.300% due 02/14/18	TRY	3,770	1,180	6.250% due 05/15/21 (Þ)	EUR	895	1,028
			39,800	Intermediate Capital Group PLC
Ukraine - 0.5%				5.000% due 03/24/23	GBP	685	857
Ukraine Government International Bond				International Personal Finance PLC
7.750% due 09/01/22 (Þ)		783	765	5.750% due 04/07/21	EUR	600	599
7.750% due 09/01/23 (Þ)		3,069	2,977	Iron Mountain Europe PLC
7.750% due 09/01/24 (Þ)		2,960	2,850	6.125% due 09/15/22 (Þ)	GBP	1,015	1,289
7.750% due 09/01/25 (Þ)		1,160	1,110	Series REGS
Series GDP				6.125% due 09/15/22	GBP	1,400	1,778
5.002% due 05/31/40 (Þ)(~)		6,195	1,958	Liverpool Victoria Friendly Society, Ltd.
				6.500% due 05/22/43	GBP	500	588
			9,660
United Kingdom - 4.6%				Lloyds Bank PLC
				4.385% due 05/29/49 (ƒ)	EUR	600	710
AA Bond Co., Ltd.
5.500% due 07/31/22 (Þ)	GBP	1,795	2,186	Series EMTN
				13.000% due 01/29/49 (ƒ)	GBP	400	860
Aberdeen Asset Management PLC
7.000% due 03/29/49 (ƒ)		600	620	Lloyds Banking Group PLC
				6.413% due 01/29/49 (ƒ)(Þ)		400	442
Anglo American Capital PLC				7.625% due 12/29/49 (ƒ)	GBP	600	764
1.750% due 04/03/18	EUR	825	917
1.500% due 04/01/20	EUR	100	110	Series REGS
3.625% due 05/14/20 (Þ)		1,950	1,960	6.657% due 01/29/49 (ƒ)		250	278
3.500% due 03/28/22	EUR	825	960	Merlin Entertainments PLC
3.250% due 04/03/23	EUR	100	114	2.750% due 03/15/22 (Þ)	EUR	680	778
Arqiva Broadcast Finance PLC				Series REGS
9.500% due 03/31/20 (Þ)	GBP	1,270	1,675	2.750% due 03/15/22	EUR	1,780	2,037
Series REGS				Moto Finance PLC
9.500% due 03/31/20	GBP	925	1,220	6.375% due 09/01/20 (Þ)	GBP	1,350	1,719
Barclays Bank PLC				Noble Holding International, Ltd.
6.278% due (ƒ)		385	418	4.900% due 08/01/20		1,300	1,153
5.330% due 03/29/49 (ƒ)	GBP	100	111	8.200% due 04/01/45		775	522
6.000% due 06/29/49 (ƒ)	GBP	400	485	Old Mutual PLC
6.278% due 12/29/49 (ƒ)		800	876	7.875% due 11/03/25	GBP	600	825
Barclays PLC				Oschadbank Via SSB #1 PLC
8.000% due 12/15/49 (ƒ)	EUR	600	674	9.375% due 03/10/23 (Þ)		6,593	6,412
7.875% due 12/31/49 (ƒ)		200	199	7.869% due 01/19/24 (Å)(Ê)		2,800	2,213
Boparan Finance PLC				9.625% due 03/20/25 (Þ)		2,400	2,310
Series REGS				Pension Insurance Corp. PLC
4.375% due 07/15/21	EUR	320	325	6.500% due 07/03/24	GBP	300	353
				Privatbank CJSC Via UK SPV Credit
5.500% due 07/15/21	GBP	815	910	Finance PLC
Coventry Building Society				10.250% due 01/23/18		1,400	1,176
6.375% due 12/29/49 (ƒ)	GBP	500	581	11.000% due 02/09/21		4,777	3,006
CPUK Finance, Ltd.				Royal Bank of Scotland Group PLC
7.000% due 08/28/20 (Þ)	GBP	1,710	2,210	6.666% due 04/29/49 (ƒ)	CAD	600	470
CYBG PLC				7.648% due 09/30/49 (ƒ)		1,450	1,715
5.000% due 02/09/26	GBP	400	462	5.500% due 11/29/49 (ƒ)	EUR	800	843
Ensco PLC				Series REGS
4.700% due 03/15/21		1,460	1,348	6.990% due 10/29/49 (ƒ)		1,000	1,118

See accompanying notes which are an integral part of the financial statements.

344 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair		Principal	Fair
	Amount ($)		Value		Amount ($)	Value
	or Shares		$		or Shares	$
Series U				Series WI
7.640% due 03/29/49 (ƒ)		810	786	5.625% due 02/15/23	1,845	1,847
Skipton Building Society				Accuvant, Inc. 2nd Lien Term Loan B
6.875% due 04/29/49 (Å)(ƒ)	GBP	262	301	10.000% due 01/28/23 (Ê)	4,270	4,234
Standard Chartered PLC				Active Network, Inc. (The) 1st Lien Term
7.014% due 12/30/49 (ƒ)(Þ)		715	787	Loan
Synlab Bondco PLC				5.500% due 11/15/20 (Ê)	1,221	1,212
6.250% due 07/01/22 (Þ)	EUR	1,050	1,245	ADT Corp. (The)
				3.500% due 07/15/22	810	767
Synlab Unsecured Bondco PLC				4.125% due 06/15/23	745	728
8.250% due 07/01/23 (Þ)	EUR	460	544
TA MFG., Ltd.				AECOM
3.625% due 04/15/23 (Þ)	EUR	1,665	1,799	Series WI
Tesco Corporate Treasury Services PLC				5.750% due 10/15/22	1,325	1,391
2.500% due 07/01/24	EUR	855	958	AES Corp.
				6.000% due 05/15/26	1,485	1,530
Tesco PLC				Albertsons Cos. LLC / Safeway, Inc. /
5.000% due 03/24/23	GBP	375	491	New Albertson's Inc / Albertson's
6.150% due 11/15/37 (Þ)		975	972	LLC
Transocean, Inc.				6.625% due 06/15/24 (Þ)	1,170	1,214
6.000% due 03/15/18		1,560	1,565	5.750% due 03/15/25 (Þ)	1,635	1,614
6.500% due 11/15/20		1,105	1,069	Albertsons LLC Term Loan B4
6.800% due 03/15/38		1,040	684	4.500% due 08/22/21 (Ê)	2,521	2,539
TSB Banking Group PLC				Alcatel-Lucent USA, Inc.
5.750% due 05/06/26	GBP	500	634	6.450% due 03/15/29	1,300	1,433
Tullow Oil PLC				Allegheny Technologies, Inc.
6.000% due 11/01/20 (Þ)		1,400	1,302	5.950% due 01/15/21	875	809
Ukreximbank Via Biz Finance PLC				Alliant Holdings Intermediate LLC
8.161% due 02/09/23 (Ê)(Þ)		6,067	4,976	8.250% due 08/01/23 (Å)	5,600	5,698
9.750% due 01/22/25 (Þ)		2,369	2,280	Alliant Holdings Intermediate LLC 1st
Series REGS				Lien Term Loan B2
9.750% due 01/22/25		600	578	5.253% due 08/14/22 (Ê)	374	376
Virgin Media Finance PLC				Ally Financial, Inc.
4.875% due 02/15/22		1,000	860	8.000% due 11/01/31	910	1,087
7.000% due 04/15/23 (Þ)	GBP	1,200	1,552	Alvogen Pharmaceutical US, Inc. Term
Series REGS				Loan
7.000% due 04/15/23	GBP	1,740	2,251	6.000% due 04/02/22 (Ê)	532	532
Virgin Media Investment Holdings, Ltd.				American Airlines, Inc.
Term Loan F				3.500% due 04/28/23 (Ê)	500	500
3.649% due 06/30/23 (Ê)		842	845	American Airlines, Inc. Term Loan
Virgin Media Secured Finance PLC				3.250% due 05/21/20 (Ê)	1,975	1,976
Series REGS				American Builders & Contractors Supply
6.000% due 04/15/21	GBP	252	322	Co., Inc.
				5.625% due 04/15/21 (Þ)	1,820	1,879
Vue International Bidco PLC				American Express Credit Account
7.875% due 07/15/20 (Þ)	GBP	160	203	Master Trust
Series REGS				Series 2008-2 Class A
7.875% due 07/15/20	GBP	2,050	2,607	1.457% due 09/15/20 (Ê)	2,205	2,236
Worldpay Finance PLC				American Tire Distributors, Inc.
3.750% due 11/15/22 (Þ)	EUR	2,100	2,484	10.250% due 03/01/22 (Þ)	6,780	6,233
			93,746	AmeriGas Finance LLC / AmeriGas
United States - 34.1%				Finance Corp.
99 Cents Only Stores LLC				7.000% due 05/20/22	1,315	1,384
11.000% due 12/15/19		300	177	AmeriGas Partners, LP / AmeriGas
99 Cents Only Stores LLC Covenant-Lite				Finance Corp.
Term Loan B2				5.625% due 05/20/24	1,535	1,608
4.500% due 01/13/19 (Ê)		1,425	1,107	Amsurg Corp.
ABG Intermediate Holdings 2, LLC 1st				Series WI
Lien Term Loan				5.625% due 07/15/22	1,520	1,550
5.500% due 05/27/21 (Ê)		1,255	1,252	Ancestry.com, Inc. 1st Lien Term Loan
ABG Intermediate Holdings 2, LLC 2nd				5.250% due 10/13/23	818	819
Lien Term Loan
9.500% due 05/27/22 (Ê)		493	481	Ancestry.com, Inc. 2nd Lien Term Loan
				1.000% due 10/11/24 (v)	420	425
Acadia Healthcare Co., Inc.

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 345

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Anheuser-Busch InBev Finance, Inc.			Series REGS
1.286% due 02/01/19 (Ê)	1,065	1,064	5.500% due 04/15/23	1,475	1,716
Antero Midstream Partners LP / Antero			BioScrip, Inc. 1st Lien Term Loan B
Midstream Finance Corp.			6.500% due 07/31/20 (Ê)	1,478	1,450
5.375% due 09/15/24 (Þ)	185	186	BioScrip, Inc. Term Loan B
Antero Resources Corp.			6.500% due 07/31/20 (Ê)	2,464	2,416
Series WI			BlueLine Rental Finance Corp.
5.125% due 12/01/22	880	887	7.000% due 02/01/19 (Þ)	1,505	1,313
AP Gaming I LLC 1st Lien Term Loan B			BMC Software Finance, Inc. 1st Lien
9.250% due 12/20/20 (Ê)	492	479	Term Loan B
Apex Tool Group LLC			5.000% due 09/10/20 (Ê)	1,436	1,414
7.000% due 02/01/21 (Þ)	1,690	1,542	BMW US Capital LLC
Apple, Inc.			1.500% due 04/11/19 (Þ)	2,655	2,656
1.131% due 05/03/18 (Ê)	1,437	1,440	BMW Vehicle Owner Trust
Arbor Pharmaceuticals, Inc. Term Loan			Series 2014-A Class A3
B			0.970% due 11/26/18	933	932
6.000% due 06/28/23	1,250	1,260	Boyd Gaming Corp.
Arconic, Inc.			6.375% due 04/01/26 (Þ)	545	583
6.750% due 07/15/18	1,950	2,086	Boyd Gaming Corp. 1st Lien Term Loan
5.400% due 04/15/21	975	1,039	B2
5.900% due 02/01/27	650	686	3.534% due 09/15/23 (Ê)	1,000	1,007
5.950% due 02/01/37	650	638	Brazil Loan Trust 1
Arctic Glacier USA, Inc. 1st Lien Term			5.477% due 07/24/23 (Þ)	1,896	1,910
Loan			Brickman Group, Ltd. LLC (The) 1st
6.000% due 05/13/19 (Ê)	1,226	1,207	Lien Term Loan B
AssuredPartners, Inc.			4.000% due 12/18/20 (Ê)	1,965	1,960
5.750% due 10/21/22 (Ê)	337	338	BWAY Holding Co. 1st Lien Term Loan
Asurion LLC			B
5.000% due 08/04/22 (Ê)	488	490	5.500% due 08/14/20 (Ê)	465	467
Asurion LLC Covenant-Lite Term Loan			Caesars Entertainment Corp. 1st Lien
B1			Term Loan B
5.000% due 05/24/19 (Ê)	675	675	7.000% due 10/11/20 (Ê)	3,693	3,711
Asurion LLC Term Loan B5			California Resources Corp. Term Loan
1.000% due 10/27/23 (v)	750	746	11.375% due 08/04/21	800	859
AT&T, Inc.			CareCore National LLC
5.600% due 05/15/18	440	466	5.500% due 03/06/21 (Ê)	1,761	1,730
1.739% due 11/27/18 (Ê)	500	505	Carlson Travel Holdings, Inc.
Avantor Performance Materials Holdings,			7.500% due 08/15/19 (Þ)	3,145	3,066
Inc. 1st Lien Term Loan			Cast & Crew Payroll LLC
6.000% due 06/21/22 (Ê)	299	301	8.750% due 08/03/23 (Ê)	250	235
Avaya, Inc. Term Loan B7			Cast & Crew Payroll LLC Term Loan B
6.250% due 05/29/20 (Ê)	982	804	8.750% due 08/03/22 (Ê)	748	745
Avis Budget Car Rental LLC / Avis			CBS Radio, Inc.
Budget Finance, Inc.			7.250% due 11/01/24 (Þ)	590	613
6.375% due 04/01/24 (Å)	61	61
			CBS Radio, Inc. Term Loan B
Avon Products, Inc.			4.500% due 10/06/23	583	586
6.500% due 03/01/19	910	960	CCO Holdings LLC / CCO Holdings
Axalta Coating Systems LLC			Capital Corp.
4.250% due 08/15/24 (Þ)	1,790	2,034	5.875% due 04/01/24 (Þ)	2,000	2,115
Bank of Montreal			Cedar Fair, LP / Canada's Wonderland
Series YCD			Co. / Magnum Management Corp.
1.391% due 12/08/17 (Ê)(~)	1,000	1,000	Series WI
			5.375% due 06/01/24	1,045	1,102
BayernLB Capital Trust I			Cengage Learning Acquisitions, Inc.
Series REGS			Term Loan B
6.203% due 05/29/49 (ƒ)	900	892	5.250% due 06/07/23 (Ê)	2,074	2,025
BBB Industries US Holdings, Inc.			Centene Corp.
9.750% due 11/03/22 (Ê)	250	229	4.750% due 01/15/25	318	316
BCD Acquisition, Inc.			Series WI
9.625% due 09/15/23 (Þ)	1,430	1,476	6.125% due 02/15/24	450	479
Belden, Inc.			Century Aluminum Co.
5.500% due 04/15/23 (Þ)	105	122	7.500% due 06/01/21 (Å)	10,395	9,459

See accompanying notes which are an integral part of the financial statements.

346 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
CenturyLink, Inc.			4.875% due 04/01/21	975	821
Series G			Cloud Crane LLC
6.875% due 01/15/28	650	611	10.125% due 08/01/24 (Þ)	800	834
Series WI			Commercial Barge Line Co. 1st Lien
5.625% due 04/01/25	1,275	1,195	Term Loan B
			9.750% due 11/12/20 (Ê)	868	839
CF Industries, Inc.
3.450% due 06/01/23	1,785	1,667	CommScope, Inc.
5.150% due 03/15/34	1,300	1,167	5.000% due 06/15/21 (Þ)	1,410	1,442
Charcoal Holdings LLC 1st Lien Term			5.500% due 06/15/24 (Þ)	720	754
Loan			Community Health Systems, Inc.
1.000% due 07/03/23 (v)	1,000	1,007	4.000% due 01/27/21 (Ê)	499	470
Charming Charlie LLC Term Loan B			Compuware Corp.
9.000% due 12/24/19 (Ê)	824	519	6.250% due 12/15/21 (Ê)	990	989
Chase Issuance Trust			Constellis Holdings LLC / Constellis
Series 2013-A7 Class A			Finance Corp.
0.617% due 09/15/20 (Ê)	1,595	1,603	9.750% due 05/15/20 (Å)	500	508
Series 2014-A6 Class A6			Continental Resources, Inc.
1.260% due 07/15/19	400	401	5.000% due 09/15/22	380	372
Checkout Holding Corp. Covenant-Lite			4.500% due 04/15/23	350	333
1st Lien Term Loan B			3.800% due 06/01/24	1,820	1,674
4.500% due 04/09/21 (Ê)	1,955	1,758	4.900% due 06/01/44	545	464
Checkout Holding Corp. Covenant-Lite			ConvergeOne Holdings Corp. Covenant-
2nd Lien Term Loan			Lite 1st Lien Term Loan
7.750% due 04/09/22 (Ê)	750	538	6.000% due 06/17/20 (Ê)	244	243
Cheniere Corpus Christi Holdings LLC			Corrections Corp. of America
7.000% due 06/30/24 (Þ)	5,320	5,639	4.625% due 05/01/23	1,960	1,720
Chevron Corp.			County of Montgomery Ohio Revenue
1.318% due 05/16/18 (Ê)	1,500	1,506	Bonds
Chrysler Group LLC 1st Lien Term			0.590% due 11/15/39 (Ê)	3,000	3,000
Loan B			Covanta Holding Corp.
3.250% due 12/31/18 (Ê)	1,500	1,501	6.375% due 10/01/22	1,725	1,755
CHS/Community Health Systems, Inc.			CPI Acquisition, Inc. Term Loan B
6.875% due 02/01/22	1,355	1,033	5.500% due 08/17/22 (Ê)	680	667
CHS/Community Health Systems, Inc.			CPI Buyer LLC Covenant-Lite 2nd Lien
1st Lien Term Loan F			Term Loan
3.924% due 12/31/18 (Ê)	878	856	8.500% due 08/18/22 (Å)(Ê)	3,150	2,930
CHS/Community Health Systems, Inc.			CPM Holdings, Inc. 2nd Lien Term Loan
1st Lien Term Loan G			10.250% due 02/12/22 (Å)	3,070	3,055
3.750% due 12/31/19 (Ê)	1,773	1,675	CSC Holdings LLC
Churchill Downs, Inc.			5.250% due 06/01/24	75	70
5.375% due 12/15/21 (Þ)	1,190	1,232	5.500% due 04/15/27 (Þ)	850	862
Ciena Corp.			5.500% due 04/15/27 (Å)	1,000	1,014
4.250% due 04/25/21 (Ê)	498	497	CSC Holdings LLC Term Loan
Cincinnati Bell, Inc. 1st Lien Term			3.876% due 10/31/24 (Ê)	493	495
Loan B
4.000% due 09/10/20 (Ê)	1,225	1,227	CSRA, Inc. 1st Lien Term Loan B
			3.750% due 10/29/22 (Ê)	464	466
Cision, Inc. Term Loan B
7.000% due 05/12/23	1,496	1,443	CWGS Group LLC Term Loan
			5.750% due 02/20/20 (Ê)	992	991
CITGO Petroleum Corp.
6.250% due 08/15/22 (Þ)	1,195	1,222	DaVita, Inc.
			5.125% due 07/15/24	1,535	1,501
Citibank Credit Card Issuance Trust
			DBP Holding Corp.
Series 2014-A2 Class A2			7.750% due 10/15/20 (Þ)	2,160	1,642
1.020% due 02/22/19	2,600	2,600
			DCP Midstream LLC
Clear Channel Worldwide Holdings, Inc.			5.350% due 03/15/20 (Þ)	2,405	2,477
Series A
7.625% due 03/15/20	3,690	3,487	DCP Midstream Operating, LP
6.500% due 11/15/22	4,550	4,573	3.875% due 03/15/23	1,040	1,011
			5.600% due 04/01/44	325	305
Series B			Dell International LLC 1st Lien Term
7.625% due 03/15/20	4,150	4,015	Loan B
Cleaver-Brooks, Inc.			4.000% due 09/07/23 (Ê)	2,500	2,517
8.750% due 12/15/19 (Þ)	4,720	4,932	Dell Software Group Term Loan B
Cliffs Natural Resources, Inc.			4.000% due 09/23/22	2,000	1,999

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 347

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Dell, Inc.			Enviva Partners, LP / Enviva Partners
7.100% due 04/15/28	1,365	1,443	Finance Corp.
Denbury Resources, Inc.			8.500% due 11/01/21 (Þ)	1,600	1,636
9.000% due 05/15/21 (Þ)	60	62	ESH Hospitality, Inc.
5.500% due 05/01/22	965	762	5.250% due 05/01/25 (Þ)	1,200	1,188
4.625% due 07/15/23	680	495	ESH Hospitality, Inc. 1st Lien Term
			Loan B
Deutsche Bank Capital Finance Trust I			3.750% due 08/30/23 (Ê)	1,500	1,508
Series cms			Extraction Oil & Gas Holdings LLC /
1.750% due 06/27/35 (Ê)(ƒ)	327	263	Extraction Finance Corp.
Deutsche Postbank Funding Trust IV			7.875% due 07/15/21 (Þ)	1,250	1,322
5.983% due 06/29/49 (ƒ)	1,000	1,070	Exxon Mobil Corp.
Diamond 1 Finance Corp. / Diamond 2			0.892% due 03/01/18 (Ê)	2,000	1,998
Finance Corp			Fairmount Santrol, Inc. 1st Lien Term
5.875% due 06/15/21 (Å)	177	187	Loan B2
5.450% due 06/15/23 (Þ)	1,795	1,922	1.000% due 09/05/19 (Ê)(v)	1,200	1,136
7.125% due 06/15/24 (Å)	126	138	FBM Finance, Inc.
Diamond Offshore Drilling, Inc.			8.250% due 08/15/21 (Þ)	4,010	4,190
5.875% due 05/01/19	1,072	1,118	Fieldwood Energy LLC 1st Lien Term
4.875% due 11/01/43	815	597	Loan
			8.375% due 09/30/20 (Ê)	1,240	992
DISH DBS Corp.			Fieldwood Energy LLC 2nd Lien Term
Series WI			Loan
5.875% due 11/15/24	915	921	8.375% due 09/30/20 (Ê)	555	326
7.750% due 07/01/26	685	752	First Data Corp.
Double Eagle Acquisition Sub, Inc.			7.000% due 12/01/23 (Þ)	7,000	7,333
7.500% due 10/01/24 (Þ)	5,090	5,243	5.750% due 01/15/24 (Þ)	1,020	1,035
Dresdner Funding Trust I			First Data Corp. 1st Lien Term Loan B
8.151% due 06/30/31 (Þ)	625	743	4.238% due 07/10/22 (Ê)	2,256	2,271
Series REGS			First Quality Finance Co., Inc.
8.151% due 06/30/31	400	475	4.625% due 05/15/21 (Þ)	1,225	1,230
EagleView Technology Corp. 2nd Lien
Term Loan			FirstEnergy Corp.
1.000% due 09/28/23 (Ê)(v)	375	372	Series B
Eastman Kodak Co. Term Loan			4.250% due 03/15/23	1,300	1,379
7.250% due 09/03/19 (Ê)	984	981	FirstEnergy Solutions Corp.
Education Management LLC Term Loan			6.050% due 08/15/21	1,300	1,010
B			FOCUS Brands, Inc. 1st Lien Term Loan
8.500% due 07/02/20 (Å)	294	12	5.000% due 10/03/23 (Ê)	1,250	1,263
Embarq Corp.			Ford Credit Auto Owner Trust
7.995% due 06/01/36	1,300	1,319	Series 2014-A Class A3
EMC Corp.			0.790% due 05/15/18	208	208
1.875% due 06/01/18	650	641	Series 2015-A Class A3
2.650% due 06/01/20	1,450	1,411	1.280% due 09/15/19	1,992	1,995
3.375% due 06/01/23	1,105	1,038	Series 2015-B Class A3
Emerald 3, Ltd. 2nd Lien Term Loan			1.160% due 11/15/19	1,000	1,000
8.000% due 05/09/22	800	706	Foresight Energy LLC / Foresight Energy
Emerald US, Inc. Term Loan B1			Finance Corp.
5.000% due 05/09/21	1,000	905	9.000% due 08/15/21 (Å)	8,457	8,013
Endo Finance LLC			Forum Energy Technologies, Inc.
5.750% due 01/15/22 (Þ)	765	688	6.250% due 10/01/21	1,870	1,851
Endo Finance LLC / Endo Finco, Inc.			FPC Holdings, Inc. 1st Lien Term Loan
5.375% due 01/15/23 (Þ)	65	55	5.250% due 11/27/19 (Ê)	1,475	1,328
Energizer Holdings, Inc.			FPC Holdings, Inc. 2nd Lien Term Loan
5.500% due 06/15/25 (Þ)	895	906	9.250% due 05/27/20 (Å)(Ê)	2,000	1,392
EnergySolutions LLC 1st Lien Term			Freeport-McMoRan, Inc.
Loan B			3.550% due 03/01/22	1,300	1,193
6.750% due 05/29/20 (Ê)	1,693	1,693	3.875% due 03/15/23	1,300	1,173
EnLink Midstream Partners, LP			4.550% due 11/14/24	1,050	963
4.150% due 06/01/25	975	950	5.400% due 11/14/34	580	500
5.050% due 04/01/45	690	615	5.450% due 03/15/43	1,160	963
Envision Healthcare Corp.			Frontier Communications Corp.
5.125% due 07/01/22 (Þ)	1,350	1,350	7.125% due 01/15/23	100	90

See accompanying notes which are an integral part of the financial statements.

348 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
7.625% due 04/15/24	975	868	Series 2016-4 Class A2
9.000% due 08/15/31	975	848	1.040% due 04/18/19	1,000	1,000
FullBeauty Brands Holding Corp. 2nd			Howard University
Lien Term Loan			0.610% due 08/01/31 (Ê)	1,000	1,000
10.000% due 09/22/23	500	415
FullBeauty Brands Holdings Corp. 1st			HRG Group, Inc.
Lien Term Loan			7.750% due 01/15/22	13,043	13,597
5.750% due 10/14/22 (Ê)	746	708	HUB International, Ltd.
General Mills, Inc.			9.250% due 02/15/21 (Þ)	4,600	4,761
6.590% due 10/15/18	2,000	2,183	7.875% due 10/01/21 (Þ)	1,400	1,431
GENEX Services, Inc. 1st Lien Term			Hughes Satellite Systems Corp.
Loan B			5.250% due 08/01/26 (Þ)	435	428
5.250% due 05/30/21 (Ê)	481	476	6.625% due 08/01/26 (Þ)	350	346
GENEX Services, Inc. 2nd Lien Term			HVB Funding Trust III
Loan			9.000% due 10/22/31 (Þ)	630	794
8.750% due 05/30/22 (Ê)	250	238
			Hypo Real Estate International Trust I
Genworth Holdings, Inc.			5.864% due 06/29/49 (ƒ)	600	650
7.200% due 02/15/21	910	844
7.625% due 09/24/21	1,040	975	Hyundai Auto Receivables Trust
			Series 2014-A Class A3
GEO Group, Inc. (The)			0.790% due 07/16/18	701	701
5.125% due 04/01/23	930	810
6.000% due 04/15/26	795	686	Series 2015-A Class A3
			1.050% due 04/15/19	1,256	1,256
Getty Images, Inc. 1st Lien Term Loan B			IASIS Healthcare LLC / IASIS Capital
4.750% due 10/18/19 (Ê)	1,469	1,245	Corp.
Goldcup Merger Sub, Inc.			8.375% due 05/15/19	710	676
6.000% due 05/03/23 (Ê)	499	504	Illinois Finance Authority Revenue
Goldman Sachs Capital I			Bonds
6.345% due 02/15/34	1,355	1,634	0.830% due 07/01/35 (Ê)	1,000	1,000
Gulfport Energy Corp.			IMS Health, Inc.
Series WI			4.125% due 04/01/23 (Þ)	2,500	2,854
6.625% due 05/01/23	865	908	Indigo Merger Sub I, Inc. 1st Lien Term
Harbor Freight Tools USA, Inc. Term			Loan
Loan B			4.750% due 07/08/21 (Ê)	748	750
4.137% due 08/16/23 (Ê)	748	753	Ingles Markets, Inc.
Harland Clarke Holdings Corp. 1st Lien			5.750% due 06/15/23	1,500	1,552
Term Loan B4			International Business Machines Corp.
6.993% due 08/04/19 (Ê)	1,870	1,855	1.125% due 02/06/18	500	500
Hawaiian Telcom Communications, Inc.			International Game Technology
Term Loan B			7.500% due 06/15/19	455	505
5.250% due 06/06/19 (Ê)	1,228	1,234
			International Wire Group, Inc.
HCA Holdings, Inc.			10.750% due 08/01/21 (Þ)	1,460	1,380
6.250% due 02/15/21	2,045	2,206	Intrawest Operations Group LLC Term
HCA Inc. Term Loan B7			Loan
3.588% due 03/01/24	1,000	1,008	5.000% due 12/09/20 (Ê)	1,842	1,856
HCA, Inc.			Intrepid Aviation Group Holdings LLC /
5.875% due 05/01/23	385	408	Intrepid Finance Co.
5.250% due 06/15/26	775	810	6.875% due 02/15/19 (Þ)	1,985	1,796
HD Supply, Inc.			Iron Mountain US Holdings, Inc.
5.750% due 04/15/24 (Þ)	2,085	2,189	5.375% due 06/01/26 (Å)	245	247
HealthSouth Corp.			Iron Mountain, Inc.
5.750% due 11/01/24	1,280	1,320	4.375% due 06/01/21 (Å)	245	253
Heartland Dental LLC 2nd Lien Term			J Crew Group, Inc. Term Loan B
Loan			4.000% due 03/05/21 (Ê)	492	375
9.750% due 06/21/19 (Ê)	5,120	5,018	JBS USA LLC
Honda Auto Receivables Owner Trust			7.250% due 06/01/21 (Þ)	1,090	1,117
Series 2013-4 Class A4			5.875% due 07/15/24 (Þ)	120	121
1.040% due 02/18/20	1,250	1,250	JC Penney Corp., Inc.
Series 2014-2 Class A3			7.400% due 04/01/37	975	892
0.770% due 03/19/18	395	395	JDA Escrow LLC / JDA Bond Finance,
Series 2016-2 Class A2			Inc.
1.130% due 09/17/18	400	400	7.375% due 10/15/24 (Þ)	2,720	2,808
			Johnson & Johnson

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 349

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
1.112% due 03/01/19 (Ê)	350	351	MGM Growth Properties Operating
Joseph T Ryerson & Son, Inc.			Partnership, LP Term Loan B
11.000% due 05/15/22 (Þ)	3,710	4,053	4.000% due 04/25/23 (Ê)	498	498
Joy Global, Inc.			Microsoft Corp.
5.125% due 10/15/21	730	798	1.300% due 11/03/18	1,530	1,536
Kennedy-Wilson, Inc.			MidOcean Credit CLO III
5.875% due 04/01/24	1,120	1,133	Series 2014-3A Class E
KFC Holding Co./Pizza Hut Holdings			5.947% due 07/21/26 (Ê)(Þ)	830	704
LLC/Taco Bell of America LLC			MPH Acquisition Holdings LLC
5.000% due 06/01/24 (Þ)	1,500	1,560	7.125% due 06/01/24 (Þ)	2,100	2,247
Kloeckner Pentaplast of America, Inc.			MPT Operating Partnership, LP / MPT
7.125% due 11/01/20 (Þ)	1,250	1,437	Finance Corp.
Kraton Polymers LLC Term Loan B			4.000% due 08/19/22	1,000	1,179
6.000% due 01/06/22 (Ê)	1,190	1,197	6.375% due 03/01/24	1,295	1,395
L Brands, Inc.			MSC.Software Corp. 1st Lien Term Loan
6.950% due 03/01/33	650	671	5.000% due 05/29/20 (Ê)	1,466	1,461
Lamar Media Corp.			MultiPlan, Inc. Term Loan B
Series WI			5.000% due 05/25/23 (Ê)	718	725
5.750% due 02/01/26	1,490	1,595	Murphy Oil Corp.
Lannett Co., Inc. Term Loan A			4.700% due 12/01/22	1,170	1,110
5.750% due 11/25/20 (Ê)	740	722	Nabors Industries, Inc.
			5.000% due 09/15/20	975	986
Laredo Petroleum, Inc.			4.625% due 09/15/21	845	836
5.625% due 01/15/22	1,010	985
Lattice Semiconductor Corp. 1st Lien			Nathan's Famous, Inc.
Term Loan B			10.000% due 03/15/20 (Þ)	2,565	2,805
5.250% due 03/10/21 (Ê)	1,470	1,456	Natural Resource Partners, LP / NRP
Level 3 Financing, Inc.			Finance Corp.
			9.125% due 10/01/18	2,210	2,033
Series WI			Nautilus Merger Sub, Inc. 2nd Lien Term
5.375% due 08/15/22	540	555	Loan
5.375% due 01/15/24	925	943	6.750% due 03/13/22 (Ê)	380	362
Level 3 Financing, Inc. Term Loan B2			Navient Corp.
3.500% due 05/31/22 (Ê)	1,000	1,004	8.450% due 06/15/18	1,460	1,579
LifePoint Health, Inc.			8.000% due 03/25/20	425	461
5.500% due 12/01/21	1,210	1,254	5.625% due 08/01/33	975	773
5.375% due 05/01/24 (Þ)	1,435	1,426	Series MTN
Linn Energy LLC / Linn Energy Finance			4.875% due 06/17/19	1,920	1,937
Corp.
12.000% due 12/15/20 (Ø)(Þ)	1,248	874	Navistar, Inc. 1st Lien Term Loan B
			6.500% due 08/07/20 (Ê)	496	499
LTS Buyer LLC 2nd Lien Term Loan
8.000% due 04/01/21 (Ê)	1,550	1,551	NBTY, Inc. Term Loan B
			5.000% due 05/05/23 (Ê)	499	500
MacDermid, Inc. Term Loan
5.000% due 10/06/23	1,764	1,777	Neiman Marcus Group, Ltd. LLC
			8.750% due 10/15/21 (Þ)	1,835	1,444
Match Group, Inc.			New Millennium Holdco, Inc. 1st Lien
6.375% due 06/01/24	369	399	Term Loan
Match Group, Inc. Term Loan B1			7.500% due 12/21/20 (Ê)	491	308
5.500% due 10/27/22 (Ê)	396	398	Newfield Exploration Co.
MCC Iowa LLC Term Loan H			5.625% due 07/01/24	100	104
3.250% due 01/29/21 (Ê)	1,473	1,485	NGPL PipeCo LLC
Meccanica Holdings USA, Inc.			7.119% due 12/15/17 (Þ)	1,200	1,254
6.250% due 07/15/19 (Þ)	965	1,057	Nielsen Finance LLC / Nielsen Finance
Media General, Inc. 1st Lien Term Loan			Co.
B			5.000% due 04/15/22 (Þ)	1,055	1,076
4.000% due 07/31/20 (Ê)	469	469	Nissan Auto Receivables Owner Trust
MEDNAX, Inc.			Series 2013-C Class A3
5.250% due 12/01/23 (Þ)	1,395	1,458	0.670% due 08/15/18	354	353
Merck & Co., Inc.			Series 2014-A Class A3
1.161% due 05/18/18 (Ê)	2,275	2,286	0.720% due 08/15/18	249	249
Mergermarket USA, Inc. 1st Lien Term
Loan			Series 2016-A Class A2A
4.500% due 02/04/21 (Ê)	1,872	1,839	1.060% due 02/15/19	469	469
			North American Lifting Holdings, Inc.
			1st Lien Term Loan

See accompanying notes which are an integral part of the financial statements.

350 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
5.500% due 11/27/20 (Ê)	973	817	Post Holdings, Inc.
North American Lifting Holdings, Inc.			6.000% due 12/15/22 (Þ)	1,165	1,229
Covenant-Lite 2nd Lien Term Loan			7.750% due 03/15/24 (Þ)	55	61
10.000% due 11/27/21 (Ê)	250	155	5.000% due 08/15/26 (Þ)	1,435	1,392
North Atlantic Trading Co., Inc. 1st Lien			Pre-Paid Legal Services, Inc. 2nd Lien
Term Loan B			Term Loan
7.750% due 01/13/20 (Ê)	2,355	2,331	10.250% due 07/01/20 (Ê)	500	495
Novelis Corp.			Prime Security Services Borrower LLC
6.250% due 08/15/24 (Þ)	785	816	Term Loan B1
5.875% due 09/30/26 (Þ)	500	506	4.750% due 04/21/22 (Ê)	125	126
NRG Energy, Inc.			Procter & Gamble Co. (The)
6.250% due 07/15/22	285	286	1.156% due 11/01/19 (Ê)	559	560
6.625% due 03/15/23	1,140	1,137	Prowler Acquisition Corp. 1St Lien Term
NRG Yield Operating LLC			Loan
5.000% due 09/15/26 (Þ)	1,400	1,358	5.500% due 01/28/20 (Ê)	487	373
Nuance Communications, Inc.			PSPC Escrow Corp.
6.000% due 07/01/24 (Þ)	2,550	2,678	6.000% due 02/01/23 (Þ)	810	858
Numericable US LLC Term Loan B6			Series REGS
4.750% due 02/10/23 (Ê)	496	496	6.000% due 02/01/23	1,495	1,584
NVA Holdings, Inc. 2nd Lien Term Loan			PulteGroup, Inc.
8.000% due 08/14/22 (Ê)	910	910	6.000% due 02/15/35	650	647
			Puttable Floating Option Taxable Notes
Oasis Petroleum, Inc.			Revenue Bonds
6.875% due 03/15/22	330	327	1.300% due 04/15/46 (Ê)(Þ)	1,000	1,000
6.875% due 01/15/23	1,115	1,093	QoL meds LLC 2nd Lien Term Loan
Opal Acquisition, Inc.			1.000% due 10/25/24 (Þ)(v)	1,270	1,264
8.875% due 12/15/21 (Þ)	7,270	5,925
Optimas OE Solutions Holding LLC /			Qualitytech, LP/QTS Finance Corp.
Optimas OE Solutions, Inc.			5.875% due 08/01/22	2,580	2,651
8.625% due 06/01/21 (Þ)	3,750	2,888	Quincy Newspapers, Inc. Term Loan B
PACCAR Financial Corp.			5.500% due 11/02/22 (Ê)	489	491
1.435% due 12/06/18 (Ê)	275	277	Quintiles IMS, Inc.
Party City Holdings, Inc.			3.500% due 10/15/24 (Þ)	205	231
6.125% due 08/15/23 (Þ)	1,850	1,963	Radio One, Inc.
Patterson Co. 2nd Lien Term Loan			7.375% due 04/15/22 (Å)	100	101
9.500% due 08/28/23 (Å)(Ê)	3,490	3,385	Range Resources Corp.
Pelican Products, Inc. 1st Lien Term			Series WI
Loan B1			4.875% due 05/15/25	845	807
5.250% due 04/11/20 (Ê)	968	956	RBS Capital Trust B
PET Acquisition Merger Sub LLC 1st			6.800% due 12/31/49 (ƒ)	1,000	995
Lien Term Loan B1			RCN Telecom Services LLC / RCN
5.750% due 01/26/23 (Ê)	1,160	1,170	Capital Corp.
PetSmart, Inc. Term Loan B			8.500% due 08/15/20 (Þ)	6,891	7,343
4.000% due 03/10/22	1,975	1,979	Real Alloy Holding, Inc.
PFS Acquisition LLC 2nd Lien Term			10.000% due 01/15/19 (Þ)	5,010	5,060
Loan			Realogy Group LLC Term Loan B
8.250% due 01/31/22 (Ê)	7,390	6,134	3.750% due 07/14/22 (Ê)	374	377
PGX Holdings, Inc. Covenant-Lite 1st			RegionalCare Hospital Partners
Lien Term Loan			Holdings, Inc.
5.750% due 08/21/20 (Ê)	456	456	8.250% due 05/01/23 (Þ)	6,915	7,010
PHI, Inc.			Renaissance Learning, Inc. 1st Lien
5.250% due 03/15/19	1,610	1,550	Term Loan
Pilgrim's Pride Corp.			4.500% due 04/09/21 (Ê)	975	972
5.750% due 03/15/25 (Þ)	1,065	1,089	Rent-A-Center, Inc.
Pinnacle Entertainment, Inc. Term Loan			6.625% due 11/15/20	1,700	1,538
B			4.750% due 05/01/21	370	300
3.250% due 04/28/23	1,126	1,132
			RentPath, Inc. 1st Lien Term Loan B
Plantronics, Inc.			6.250% due 12/17/21 (Ê)	1,965	1,865
5.500% due 05/31/23 (Þ)	900	916
			Revlon Consumer Products Corp.
Plastipak Holdings, Inc.			5.750% due 02/15/21	3,480	3,515
6.500% due 10/01/21 (Þ)	1,180	1,221	Reynolds Group Holdings, Inc. 1st Lien
Platform Specialty Products Corp.			Term Loan
6.500% due 02/01/22 (Þ)	1,240	1,203	4.250% due 01/21/23 (Ê)	1,000	1,002

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 351

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Reynolds Group Issuer, Inc. / Reynolds			SolarWinds Holdings, Inc. Term Loan
Group Issuer LLC / Reynolds Group			5.500% due 02/05/23 (Ê)	1,087	1,092
Issuer Lu			Solera LLC / Solera Finance, Inc.
5.750% due 10/15/20	1,355	1,391	10.500% due 03/01/24 (Å)	480	537
5.125% due 07/15/23 (Þ)	955	980
			Solera LLC 1st Lien Term Loan B
7.000% due 07/15/24 (Þ)	910	973	5.750% due 03/04/23 (Ê)	469	474
Riverbed Technology, Inc. Term Loan			SourceHOV LLC 1st Lien Term Loan B
5.000% due 04/27/22 (Ê)	1,951	1,965	7.750% due 10/31/19 (Ê)	931	807
Rockies Express Pipeline LLC			Southwestern Energy Co.
5.625% due 04/15/20 (Þ)	330	346
Rovi Solutions Corp. 1st Lien Term			5.800% due 01/23/20	325	323
Loan B			4.100% due 03/15/22	15	13
3.750% due 07/02/21 (Ê)	978	979	6.700% due 01/23/25	2,475	2,358
Rowan Cos., Inc.			Spectrum Brands, Inc.
4.875% due 06/01/22	650	559	4.000% due 10/01/26 (Þ)	1,820	2,052
4.750% due 01/15/24	765	643	Sprint Capital Corp.
RPI Finance Trust Term Loan B5			6.900% due 05/01/19	1,560	1,642
3.035% due 10/04/22	805	812	6.875% due 11/15/28	1,560	1,435
Sabine Pass Liquefaction LLC			8.750% due 03/15/32	1,300	1,319
5.625% due 02/01/21	1,192	1,255	Sprint Communications, Inc.
5.625% due 04/15/23	165	175	6.000% due 11/15/22	2,075	1,934
5.625% due 03/01/25	5,535	5,857	Sprint Corp.
5.875% due 06/30/26 (Þ)	850	916	Series WI
5.000% due 03/15/27 (Þ)	755	768	7.250% due 09/15/21	2,680	2,744
Safeway, Inc.			SS&C Technologies Holdings, Inc.
7.250% due 02/01/31	910	908	Series WI
SBA Communications Corp.			5.875% due 07/15/23	745	780
4.875% due 09/01/24 (Þ)	3,060	3,060	Standard Industries, Inc.
Scientific Games International, Inc.			5.500% due 02/15/23 (Þ)	2,605	2,709
7.000% due 01/01/22 (Þ)	1,700	1,808	5.375% due 11/15/24 (Þ)	285	295
Scientific Games International, Inc. Term			Steak n Shake Operations, Inc. Term
Loan B1			Loan
6.000% due 10/18/20 (Ê)	2,687	2,701	4.750% due 03/19/21 (Ê)	1,182	1,170
			Sterigenics-Nordion Holdings LLC 1st
SCS Holdings, Inc. 1st Lien Term Loan B			Lien Term Loan B
6.000% due 10/30/22 (Ê)	494	496	1.000% due 05/15/22 (Ê)(v)	2,000	1,990
Sealed Air Corp.			Sterling Midco Holdings, Inc. 2nd Lien
6.875% due 07/15/33 (Þ)	300	322	Term Loan
Series REGS			8.750% due 06/19/23 (Ê)	4,200	4,032
4.500% due 09/15/23	1,670	2,026	Suburban Propane Partners, LP/
SeaWorld Parks & Entertainment, Inc.			Suburban Energy Finance Corp.
Term Loan B3			7.375% due 08/01/21	1,225	1,274
4.088% due 05/14/20 (Ê)	1,939	1,943	5.750% due 03/01/25	565	576
Sequa Corp.			Summit Materials LLC / Summit
7.000% due 12/15/17 (Å)	2,095	1,131	Materials Finance Corp.
Serta Simmons Bedding LLC			Series WI
8.125% due 10/01/20 (Þ)	3,020	3,137	6.125% due 07/15/23	2,175	2,229
			Summit Midstream Holdings LLC/
SESI LLC			Summit Midstream Finance Corp.
7.125% due 12/15/21	510	497	5.500% due 08/15/22	240	233
Signode Industrial Group US, Inc.
Covenant-Lite 1st Lien Term Loan B			Suncoke Energy Partners LP
3.750% due 05/01/21 (Ê)	1,314	1,310	7.375% due 02/01/20 (Å)	1,990	1,915
Simmons Foods, Inc.			Surgery Center Holdings, Inc.
7.875% due 10/01/21 (Þ)	4,100	4,131	8.875% due 04/15/21 (Þ)	2,440	2,599
SIRVA Worldwide, Inc. 1st Lien Term			Targa Resources Partners, LP / Targa
Loan			Resources Partners Finance Corp.
7.500% due 03/27/19 (Ê)	2,131	2,115	5.125% due 02/01/25 (Þ)	640	638
			TCH-2 Holdings LLC 1st Lien Term
Six Flags Entertainment Corp.			Loan
4.875% due 07/31/24 (Þ)	1,855	1,860	5.500% due 05/12/21 (Ê)	1,374	1,374
SM Energy Co.			TCH-2 Holdings LLC Covenant-Lite 2nd
6.750% due 09/15/26	250	256	Lien Term Loan
Series WI			8.750% due 11/12/21 (Ê)	500	490
6.125% due 11/15/22	315	317

See accompanying notes which are an integral part of the financial statements.

352 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Tempur Sealy International, Inc.			UTEX Industries, Inc. Covenant-Lite 1st
Series WI			Lien Term Loan B
5.500% due 06/15/26	2,135	2,199	5.000% due 05/22/21 (Ê)	1,173	995
Tender Option Bond Trust Receipts/			UTEX Industries, Inc. Covenant-Lite
Certificates General Obligation			2nd Lien Term Loan B
			8.250% due 05/22/22 (Å)(Ê)	890	449
Unlimited			Valeant Pharmaceuticals International,
0.740% due 08/01/49 (Ê)(Þ)	1,300	1,300	Inc.
Tenet Healthcare Corp.			5.375% due 03/15/20 (Þ)	1,850	1,600
4.375% due 10/01/21	1,490	1,483	Valeant Pharmaceuticals International,
6.750% due 06/15/23	10,650	9,785	Inc. 1st Lien Term Loan BF1
TerraForm AP Acquisition Holdings LLC			3.750% due 04/02/22 (Ê)	573	571
1st Lien Term Loan B			Varsity Brands, Inc. 1st Lien Term Loan
8.500% due 06/26/22 (Ê)	1,003	993	5.000% due 12/11/21	1,228	1,235
TerraForm Power Operating LLC			Verdesian Life Sciences LLC 1st Lien
6.375% due 12/06/16 (Þ)	1,660	1,664	Term Loan B
Tesoro Logistics, LP / Tesoro Logistics			6.000% due 07/01/20 (Ê)	1,371	1,207
Finance Corp.			VEREIT Operating Partnership, LP
6.375% due 05/01/24	1,000	1,078	3.000% due 02/06/19	1,040	1,052
TIAA CLO I, Ltd.			Veritas US, Inc. / Veritas Bermuda, Ltd.
Series 2016-1A Class E1			7.500% due 02/01/23 (Þ)	5,017	4,791
8.736% due 07/20/28 (Å)(Ê)	683	675	Vince LLC 1st Lien Term Loan B
T-Mobile USA, Inc.			5.750% due 11/27/19 (Ê)	257	244
6.542% due 04/28/20	130	134	Vizient, Inc.
6.633% due 04/28/21	285	299	10.375% due 03/01/24 (Þ)	4,910	5,475
6.000% due 03/01/23	2,220	2,337	VWR Funding, Inc.
TMS International Corp.			4.625% due 04/15/22 (Þ)	2,475	2,805
7.625% due 10/15/21 (Å)	2,420	1,997	Series REGS
TMS International Corp. Term Loan			4.625% due 04/15/22	405	459
1.000% due 10/16/20 (Ê)(v)	2,000	1,968	Walter Investment Management Corp.
Toyota Auto Receivables Owner Trust			Series WI
Series 2015-A Class A3			7.875% due 12/15/21	1,175	905
1.120% due 02/15/19	1,410	1,411	Washington Inventory Service 2nd Lien
Series 2015-B Class A2A			Term Loan
0.770% due 11/15/17	145	145	10.250% due 06/20/19 (Å)(Ê)	2,600	520
TransDigm, Inc.			Waste Industries USA, Inc. 1st Lien
5.500% due 10/15/20	3,780	3,884	Term Loan B
6.000% due 07/15/22	710	740	3.500% due 02/27/20 (Ê)	499	500
TreeHouse Foods, Inc.			Watco Cos. LLC / Watco Finance Corp.
6.000% due 02/15/24 (Þ)	1,620	1,740	6.375% due 04/01/23 (Þ)	1,610	1,634
			William Morris Endeavor Entertainment
Tribune Media Co. 1st Lien Term Loan B			LLC 1St Lien Term Loan B
3.750% due 12/27/20 (Ê)	494	496	5.250% due 05/06/21 (Ê)	1,466	1,472
Tronox Finance LLC			Williams Cos., Inc. (The)
6.375% due 08/15/20	1,005	902	3.700% due 01/15/23	975	943
7.500% due 03/15/22 (Þ)	1,370	1,226	4.550% due 06/24/24	1,170	1,190
TruGreen, LP 1st Lien Term Loan B			5.750% due 06/24/44	715	731
6.500% due 04/13/23 (Ê)	748	754	WMG Acquisition Corp.
UFC Holdings LLC 1st Lien Term Loan			4.125% due 11/01/24 (Þ)	560	634
5.000% due 08/18/23 (Ê)	2,000	2,015	World Endurance Holdings 1St Lien
United Airlines, Inc. 1st Lien Term			Term Loan
Loan B			5.250% due 06/26/21 (Ê)	1,732	1,715
3.250% due 04/01/19 (Ê)	972	974	Xerium Technologies, Inc.
United Rentals NA, Inc.			9.500% due 08/15/21 (Þ)	1,760	1,786
7.625% due 04/15/22	1,025	1,090	Yonkers Racing Corp. 1st Lien Term
5.500% due 05/15/27	225	224	Loan
Univision Communications, Inc.			4.250% due 08/16/19	125	125
5.125% due 05/15/23 (Þ)	1,060	1,076	Yum! Brands, Inc.
UPC Financing Partnership 1st Lien			3.875% due 11/01/23	1,690	1,677
Term Loan AN			6.875% due 11/15/37	300	305
4.080% due 08/31/24 (Ê)	1,000	1,005	Zais CLO 5, Ltd.
USI, Inc.			Series 2016-2A Class C
7.750% due 01/15/21 (Þ)	3,234	3,266	5.216% due 10/15/28 (Å)(Ê)	1,000	955

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 353

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair			Principal	Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
Zayo Group LLC / Zayo Capital, Inc.			Citigroup Capital XIII(Æ)(Ê)		31,925	830
6.000% due 04/01/23	8,250	8,683	Deutsche Bank Contingent Capital Trust
Zebra Technologies Corp. 1st Lien Term			II(Æ)		29,792	687
Loan B			Deutsche Bank Contingent Capital Trust
4.750% due 10/27/21 (Ê)	2,180	2,201	III(Æ)		15,000	364
ZF NA Capital, Inc.			Education Management Corp.(Å)(Æ)		2,128	—
4.500% due 04/29/22 (Þ)	1,280	1,355				2,218
		692,755
Venezuela, Bolivarian Republic of - 1.2%			Total Preferred Stocks
Petroleos de Venezuela SA			(cost $6,497)			6,209
5.375% due 04/12/27	15,000	5,487

Series REGS			Warrants & Rights - 0.0%
8.500% due 11/02/17	2,667	1,940	United States - 0.0%
9.000% due 11/17/21	5,000	2,475	Education Management Corp.(Å),(Æ)
6.000% due 05/16/24	13,000	4,875	2021 Warrants		1,564,221	—
9.750% due 05/17/35	2,000	891	Foresight Energy LP(Å),(Æ)
5.500% due 04/12/37	9,000	3,299	2017 Warrants		13,090	89
Venezuela Government International
Bond						89
Series REGS
13.625% due 08/15/18	1,800	1,224	Total Warrants & Rights
7.000% due 12/01/18	3,000	1,755	(cost $—)			89
7.750% due 10/13/19	4,000	2,030
		23,976	Short-Term Investments - 14.2%
Vietnam - 0.1%			Argentina - 0.1%
Vietnam Government International Bond			Argentina Bonar Bonds
6.750% due 01/29/20 (Þ)	1,500	1,671	Series X
			7.000% due 04/17/17		750	767
Virgin Islands, British - 0.2%			Letras del Banco Central de la Republica
1MDB Global Investments, Ltd.			Argentina
Series REGS			Series ARS
4.400% due 03/09/23	5,500	4,819	28.474% due 12/21/16 (~)	ARS	3,100	197

Total Long-Term Fixed Income			28.399% due 12/28/16 (~)	ARS	2,330	148
Investments						1,112
			Australia - 0.1%
(cost $1,709,771)		1,699,388	Australia & New Zealand Banking
			Group, Ltd.
Common Stocks - 0.0%			1.256% due 01/10/17 (Ê)(Þ)		500	500
United States - 0.0%
Education Management Corp.(Æ)(Þ)	4,460,190	2	Westpac Banking Corp.
Millennium Health LLC(Æ)	14,862	26	1.255% due 11/25/16 (Ê)		1,875	1,875
		28				2,375
			Canada - 0.2%
Total Common Stocks			National Bank of Canada
(cost $435)		28	Series YCD
			1.225% due 05/24/17 (Ê)(~)		800	801
Preferred Stocks - 0.3%			Ontario Teachers' Finance Trust
Netherlands - 0.1%			0.860% due 01/17/17 (Þ)(~)		750	749
ING Groep NV(Æ)	67,740	1,733	Toronto-Dominion Bank (The)

Spain - 0.0%			1.124% due 05/02/17 (Ê)		2,000	2,000
Santander Finance Preferred SAU(Æ)	15,850	406				3,550
			Japan - 0.2%
United Kingdom - 0.2%			Sumitomo Mitsui Banking Corp.
Barclays Bank PLC(Æ)	35,000	903	Series YCD
HSBC Holdings PLC(Æ)	36,780	949	1.064% due 04/26/17 (Ê)(~)		3,000	2,999
		1,852	Malaysia - 0.3%
			Malaysia Government Bond
United States - 0.0%			Series 0207
Aareal Bank Capital Funding Trust	11,908	337

See accompanying notes which are an integral part of the financial statements.

354 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair		Principal		Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
3.814% due 02/15/17	MYR	16,630	3,980	0.690% due 08/21/17	17		17
Malaysia Treasury Bill				Inter-American Development Bank
Series 1016				Series GMTN
2.632% due 03/10/17 (~)	MYR	8,700	2,055	0.545% due 10/15/17 (Ê)	1,500		1,498
			6,035	International Business Machines Corp.
Netherlands - 0.0%				1.251% due 08/18/17 (Ê)	750		753
Shell International Finance BV				Johnson & Johnson
1.027% due 11/15/16 (Ê)		550	550	0.899% due 11/28/16 (Ê)	710		710
Portugal - 0.0%				JPMorgan Chase & Co.
BCP Finance Bank, Ltd.				Series MTN
0.499% due 12/21/16 (Å)(Ê)	EUR	600	593	1.251% due 11/18/16 (Ê)	1,620		1,621
Sweden - 0.0%				Jupiter Securitization Co. LLC
Nordea Bank AB
				1.127% due 03/20/17 (Þ)(~)	2,300		2,290
1.250% due 04/04/17 (Þ)		500	501
United Kingdom - 0.0%				Kells Funding LLC
Co.-Operative Bank PLC				0.010% due 12/02/16 (ç)(Þ)(~)	3,000		2,998
5.125% due 09/20/17	GBP	300	341	Liberty Street Funding LLC
United States - 13.2%				0.895% due 12/12/16 (ç)(Þ)(~)	1,100		1,099
American Honda Finance Corp.				LMA-Americas LLC
1.051% due 07/14/17 (Ê)		2,000	2,001	1.046% due 12/01/16 (ç)(Þ)(~)	400		400
Anheuser-Busch InBev Finance, Inc.				1.002% due 12/07/16 (ç)(Þ)(~)	2,000		1,998
1.076% due 01/27/17 (Ê)		820	820	Manhattan Asset Funding Co. LLC
Anheuser-Busch InBev Worldwide, Inc.				0.973% due 11/28/16 (ç)(Þ)(~)	2,500		2,498
1.313% due 12/09/16 (ç)(Þ)(~)		300	300	Matchpoint Finance PLC
0.947% due 12/16/16 (ç)(Þ)(~)		1,300	1,298	0.996% due 12/01/16 (ç)(Þ)(~)	2,500		2,498
Antalis SA				Nieuw Amsterdam Receivables Corp.
1.046% due 12/14/16 (ç)(Þ)(~)		2,300	2,297	0.921% due 12/06/16 (ç)(Þ)(~)	2,500		2,498
ANZ New Zealand Int'l, Ltd.				Old Line Funding LLC
1.126% due 02/21/17 (Ê)(Þ)(~)		1,000	1,001	0.919% due 12/20/16 (ç)(Þ)(~)	2,500		2,497
Bank of America NA				Ontario Teachers' Finance Trust
1.287% due 02/14/17 (Ê)		1,905	1,907	0.997% due 12/02/16 (ç)(Þ)(~)	1,000		999
Barton Capital SA				Optima Specialty Steel, Inc.
0.889% due 11/10/16 (ç)(Þ)(~)		2,400	2,399	12.500% due 12/15/16 (Å)	2,030		1,857
CAFCO LLC				12.000% due 12/30/16 (Å)	3,700		3,469
0.895% due 12/12/16 (ç)(Þ)(~)		2,000	1,998	Pfizer, Inc.
Citigroup, Inc.				0.967% due 05/15/17 (Ê)	1,835		1,836
1.497% due 11/15/16 (Ê)		2,225	2,226	Russell U.S. Cash Management Fund	171,837,055	(8)	171,871
CRC Funding LLC				Thunder Bay Funding LLC
0.713% due 01/05/17 (Þ)(~)		600	599	0.897% due 12/15/16 (ç)(Þ)(~)	700		699
eBay, Inc.				Toyota Motor Credit Corp.
1.090% due 07/28/17 (Ê)		2,625	2,624	1.018% due 05/16/17 (Ê)	1,445		1,446
Foresight Energy LLC / Foresight Energy				1.188% due 07/03/17 (~)	500		500
Finance Corp.				United States Treasury Bills
15.000% due 10/03/17 (Å)		3,038	2,901	0.170% due 12/01/16 (ç)(~)	15,000		14,998
General Electric Co.
0.987% due 02/15/17 (Ê)		2,000	2,001	0.265% due 01/05/17 (§)(~)	13,600		13,593
General Mills, Inc.				Victory Receivables Corp.
5.700% due 02/15/17		500	507	1.012% due 12/22/16 (ç)(Þ)(~)	2,800		2,796
Gotham Funding Corp.				Vodafone Group PLC
1.010% due 12/22/16 (ç)(Þ)(~)		500	499	1.635% due 09/05/17 (Þ)(~)	3,000		2,959
				Wells Fargo Bank NA
0.797% due 01/03/17 (Þ)(~)		1,100	1,099	Series CD
Honda Auto Receivables Owner Trust				1.280% due 04/13/17 (Ê)(~)	1,800		1,801
Series 2015-2 Class A2

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 355

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)
	Principal	Fair
	Amount ($)	Value
	or Shares	$
		268,676
Venezuela, Bolivarian Republic of - 0.1%
Petroleos de Venezuela SA
Series REGS
5.250% due 04/12/17	1,600	1,288
Total Short-Term Investments
(cost $288,610)		288,020

Total Investments 98.1%
(identified cost $2,005,313)		1,993,734

Other Assets and Liabilities, Net
- 1.9%		39,437
Net Assets - 100.0%		2,033,171

See accompanying notes which are an integral part of the financial statements.

356 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2016

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

			Principal		Cost per	Cost	Fair Value
% of Net Assets	Acquisition		Amount ($)		Unit	(000)	(000)
Securities	Date		or shares		$	$	$
2.9%
Alliant Holdings Intermediate LLC	07/15/16		5,600,000		99.79	5,588	5,698
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.	03/15/16			61,000	100.00	61	61
BCP Finance Bank, Ltd.	04/01/16	EUR	600,000		110.69	664	593
Century Aluminum Co.	05/23/13		10,395,000		100.57	10,454	9,459
Constellis Holdings LLC / Constellis Finance Corp.	05/06/15		500,000		99.63	498	508
CPI Buyer LLC Covenant-Lite 2nd Lien Term Loan	08/18/14		3,150,000		98.11	3,091	2,930
CPM Holdings, Inc. 2nd Lien Term Loan	04/02/15		3,070,000		97.50	2,993	3,055
CSC Holdings LLC	09/09/16		1,000,000		100.00	1,000	1,014
Diamond 1 Finance Corp. / Diamond 2 Finance Corp	06/08/16		126,000		100.00	126	138
Diamond 1 Finance Corp. / Diamond 2 Finance Corp	06/08/16		177,000		100.00	177	187
Education Management Corp.	07/07/16		1,564,221		—	—	—
Education Management Corp.	10/07/16			2,128	—	297	—
Education Management LLC Term Loan B	01/07/16		293,525		161.02	473	12
Foresight Energy LLC / Foresight Energy Finance Corp.	08/26/16		8,457,000		79.63	6,734	8,013
Foresight Energy LLC / Foresight Energy Finance Corp.	08/26/16		3,038,000		91.47	2,779	2,901
Foresight Energy LP	08/26/16			13,090	—	—	89
FPC Holdings, Inc. 2nd Lien Term Loan	05/23/13		2,000,000		98.00	1,960	1,392
International Automotive Components Group SA	05/09/16		804,000		95.46	767	762
Iron Mountain US Holdings, Inc.	05/24/16		245,000		100.00	245	247
Iron Mountain, Inc.	05/24/16		245,000		100.00	245	253
La Mondiale SAM	08/30/16	EUR	920,000		96.28	886	894
Mallinckrodt International Finance SA	09/09/15			82,000	100.00	82	77
Optima Specialty Steel, Inc.	11/30/11		2,030,000		99.87	2,027	1,857
Optima Specialty Steel, Inc.	01/20/15		3,700,000		100.00	3,700	3,469
Oschadbank Via SSB #1 PLC	12/10/15		2,800,000		72.44	2,028	2,213
Patterson Co. 2nd Lien Term Loan	08/14/15		3,490,000		99.00	3,455	3,385
Radio One, Inc.	02/02/16		100,000		92.29	92	101
Santander Perpetual SAU	05/09/16		170,000		98.01	167	156
Sequa Corp.	12/18/13		2,095,000		100.08	2,097	1,131
Skipton Building Society	05/03/16	GBP	262,000		134.15	351	301
Societe Generale SA	07/20/16		800,000		94.53	756	784
Solera LLC / Solera Finance, Inc.	02/29/16		480,000		95.27	457	537
Sparekassen Sjaelland-Fyn AS	04/04/16	DKK	2,000,000		15.28	306	310
Suncoke Energy Partners LP	01/13/15		1,990,000		100.64	2,003	1,915
TIAA CLO I, Ltd.	06/03/16		683,000		92.11	629	675
TMS International Corp.	10/08/13		2,420,000		102.22	2,474	1,997
UTEX Industries, Inc. Covenant-Lite 2nd Lien Term Loan B	05/16/14		890,000		99.50	886	449
Washington Inventory Service 2nd Lien Term Loan	01/10/13		2,600,000		97.50	2,535	520
Zais CLO 5, Ltd.	09/23/16		1,000,000		95.54	955	955
							59,038
For a description of restricted securities see note 8 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)

							Unrealized
						Appreciation
	Number of		Notional		Expiration	(Depreciation)
	Contracts		Amount		Date		$

Long Positions
Australia 10 Year Bond Futures		1,337	AUD	177,316	12/16		(2,859)
Euro-Bobl Futures		86	EUR	11,276	12/16		(69)
Euro-Bund Futures		17	EUR	2,757	12/16		(53)
Euro-Schatz Futures		77	EUR	8,622	12/16		(8)
Long Gilt Futures		19	GBP	2,381	12/16		(139)
United States 2 Year Treasury Note Futures		440	USD	95,982	12/16		22
United States 5 Year Treasury Note Futures		763	USD	92,168	12/16		(197)
United States 10 Year Treasury Note Futures		1,977	USD	256,269	12/16		(2,304)
United States Long Bond Futures		207	USD	33,683	12/16		(1,370)
United States Ultra Bond Futures		9	USD	1,583	12/16		(84)
Short Positions
Euro-Bund Futures		700	EUR	113,519	12/16		2,132

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 357

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2016

Futures Contracts

Amounts in thousands (except contract amounts)
Long Gilt Futures			843	GBP	105,661	12/16	5,189
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							260

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
		Amount			Amount		(Depreciation)
Counterparty		Sold			Bought	Settlement Date	$
Bank of America	USD	59		BRL	199	11/21/16	3
Bank of America	USD	82		BRL	266	11/21/16	—
Bank of America	USD	274		BRL	908	11/21/16	9
Bank of America	USD	1,519		BRL	4,944	11/21/16	21
Bank of America	USD	15		COP	43,842	11/21/16	—
Bank of America	USD	281		COP	832,002	11/21/16	(5)
Bank of America	USD	1,550		COP	4,595,518	11/21/16	(27)
Bank of America	USD	189		CZK	4,638	11/21/16	—
Bank of America	USD	37		HUF	10,307	11/21/16	(1)
Bank of America	USD	113		HUF	31,550	11/21/16	(1)
Bank of America	USD	949		HUF	261,377	11/21/16	(20)
Bank of America	USD	5,289		HUF	1,458,170	11/21/16	(106)
Bank of America	USD	68		IDR	901,280	11/21/16	1
Bank of America	USD	119		PLN	468	11/21/16	1
Bank of America	USD	945		PLN	3,606	11/21/16	(26)
Bank of America	USD	5,281		PLN	20,039	11/21/16	(177)
Bank of America	USD	39		RUB	2,558	11/21/16	1
Bank of America	USD	88		RUB	5,631	11/21/16	—
Bank of America	USD	278		RUB	18,280	11/21/16	9
Bank of America	USD	1,557		RUB	101,785	11/21/16	40
Bank of America	USD	86		TRY	270	11/21/16	1
Bank of America	USD	279		TRY	835	11/21/16	(11)
Bank of America	USD	288		TRY	900	11/21/16	2
Bank of America	USD	931		TRY	2,783	11/21/16	(35)
Bank of America	USD	1,560		TRY	4,659	11/21/16	(60)
Bank of America	USD	5,199		TRY	15,530	11/21/16	(201)
Bank of America	USD	4	TWD		134	11/21/16	—
Bank of America	BRL	80		USD	25	11/21/16	—
Bank of America	BRL	665		USD	196	11/21/16	(11)
Bank of America	BRL	3,026		USD	914	11/21/16	(29)
Bank of America	BRL	16,479		USD	5,063	11/21/16	(71)
Bank of America	COP	18,973		USD	6	11/21/16	—
Bank of America	CZK	1,392		USD	57	11/21/16	—
Bank of America	HUF	9,465		USD	34	11/21/16	—
Bank of America	HUF	34,357		USD	125	11/21/16	2
Bank of America	HUF	78,413		USD	285	11/21/16	6
Bank of America	HUF	437,451		USD	1,593	11/21/16	38
Bank of America	IDR	404,912		USD	31	11/21/16	—
Bank of America	IDR	12,441,200		USD	934	11/21/16	(19)
Bank of America	IDR	68,980,360		USD	5,215	11/21/16	(65)
Bank of America	MYR	269		USD	65	11/21/16	1
Bank of America	MYR	963		USD	228	11/21/16	(1)
Bank of America	MYR	3,786		USD	941	11/21/16	39
Bank of America	MYR	21,057		USD	5,249	11/21/16	238
Bank of America	PLN	13		USD	3	11/21/16	—
Bank of America	RUB	767		USD	12	11/21/16	—
Bank of America	RUB	1,689		USD	27	11/21/16	—
Bank of America	RUB	60,933		USD	928	11/21/16	(29)
Bank of America	RUB	339,282		USD	5,173	11/21/16	(152)

See accompanying notes which are an integral part of the financial statements.

358 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	TRY	22	USD	7	11/21/16	—
Bank of America	TRY	75	USD	25	11/21/16	1
Bank of America	TWD	832	USD	26	11/21/16	—
Bank of America	TWD	8,899	USD	284	11/21/16	2
Bank of America	TWD	49,369	USD	1,596	11/21/16	31
Bank of Montreal	USD	10,438	CAD	13,650	11/21/16	(259)
Bank of Montreal	USD	10,294	EUR	9,350	11/21/16	(23)
Bank of Montreal	CHF	3,057	USD	3,093	11/21/16	1
Bank of Montreal	CHF	10,190	USD	10,311	11/21/16	3
Bank of Montreal	HKD	2,210	USD	285	11/21/16	—
Bank of Montreal	HKD	12,236	USD	1,579	11/21/16	1
Bank of New York	USD	10,398	GBP	8,459	11/21/16	(40)
Bank of New York	USD	14,374	JPY	1,493,290	11/21/16	(126)
Bank of New York	GBP	11,843	USD	14,557	11/21/16	57
Bank of New York	ILS	39,262	USD	10,276	11/21/16	37
Barclays	USD	75	BRL	237	11/03/16	—
Barclays	USD	205	BRL	641	11/03/16	(4)
Barclays	USD	205	BRL	641	11/03/16	(4)
Barclays	USD	234	BRL	745	11/03/16	(1)
Barclays	USD	852	BRL	2,711	11/03/16	(3)
Barclays	USD	1,030	COP	3,055,028	11/17/16	(17)
Barclays	USD	684	HUF	190,117	11/17/16	(9)
Barclays	USD	1,178	HUF	321,556	11/17/16	(35)
Barclays	USD	51	MXN	945	11/17/16	(1)
Barclays	USD	1,538	MXN	29,690	11/17/16	31
Barclays	USD	1,058	PEN	3,622	11/21/16	16
Barclays	USD	1,463	PHP	70,755	11/17/16	(4)
Barclays	USD	1,944	PLN	7,466	11/17/16	(41)
Barclays	USD	738	RON	2,954	11/17/16	(18)
Barclays	USD	1,445	RUB	90,839	11/17/16	(17)
Barclays	USD	710	SGD	988	11/17/16	—
Barclays	USD	1,609	TRY	4,952	11/17/16	(14)
Barclays	USD	494	ZAR	6,897	11/18/16	16
Barclays	USD	2,219	ZAR	32,293	11/18/16	168
Barclays	BRL	237	USD	72	11/03/16	(2)
Barclays	BRL	641	USD	202	11/03/16	1
Barclays	BRL	641	USD	202	11/03/16	1
Barclays	BRL	745	USD	237	11/03/16	3
Barclays	BRL	2,711	USD	832	11/03/16	(17)
Barclays	BRL	641	USD	203	12/02/16	4
Barclays	BRL	641	USD	203	12/02/16	4
Barclays	CLP	1,259,796	USD	1,881	11/17/16	(46)
Barclays	IDR	4,546,209	USD	349	11/17/16	1
Barclays	IDR	23,495,041	USD	1,800	11/17/16	1
Barclays	IDR	24,495,519	USD	1,876	11/17/16	—
Barclays	PEN	470	USD	139	11/21/16	—
Barclays	PEN	471	USD	140	11/21/16	—
Barclays	PEN	630	USD	184	11/21/16	(2)
Barclays	PEN	919	USD	273	11/21/16	—
Barclays	PEN	1,051	USD	308	11/21/16	(4)
Barclays	PEN	1,051	USD	307	11/21/16	(5)
Barclays	PEN	1,311	USD	383	11/21/16	(6)
Barclays	PEN	1,487	USD	435	11/21/16	(6)
Barclays	PHP	20,000	USD	415	11/17/16	2
Barclays	PHP	20,309	USD	420	11/17/16	1
Barclays	ZAR	39,037	USD	2,672	11/18/16	(215)

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 359

Russell Investment Company
Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Citigroup	USD	450	MYR	1,876	11/17/16	(3)
Citigroup	USD	3,141	NZD	4,374	11/21/16	(15)
Citigroup	USD	14,656	NZD	20,412	11/21/16	(71)
Citigroup	USD	1,463	PHP	70,755	11/17/16	(4)
Citigroup	USD	739	RON	2,954	11/17/16	(19)
Citigroup	USD	1,400	SGD	1,938	11/17/16	(7)
Citigroup	IDR	23,495,041	USD	1,803	11/17/16	4
Citigroup	SEK	27,276	USD	3,096	11/21/16	74
Citigroup	SEK	127,290	USD	14,449	11/21/16	343
Citigroup	SGD	2,279	USD	1,661	11/17/16	23
Citigroup	SGD	2,279	USD	1,661	11/17/16	23
Credit Agricole	EUR	12,350	USD	13,638	11/15/16	74
Credit Agricole	GBP	2,206	USD	2,692	11/15/16	(9)
HSBC	USD	684	HUF	190,117	11/17/16	(8)
HSBC	SGD	2,279	USD	1,661	11/17/16	23
JPMorgan Chase	USD	205	BRL	641	11/03/16	(4)
JPMorgan Chase	USD	205	BRL	641	11/03/16	(4)
JPMorgan Chase	USD	482	BRL	1,533	11/03/16	(2)
JPMorgan Chase	USD	852	BRL	2,711	11/03/16	(3)
JPMorgan Chase	USD	410	CLP	267,976	11/17/16	—
JPMorgan Chase	USD	1,391	HUF	385,686	11/17/16	(20)
JPMorgan Chase	USD	1,738	HUF	482,156	11/17/16	(23)
JPMorgan Chase	USD	2,778	HUF	771,450	11/17/16	(36)
JPMorgan Chase	USD	1,538	MXN	29,690	11/17/16	30
JPMorgan Chase	USD	1,057	PEN	3,622	11/21/16	18
JPMorgan Chase	USD	1,462	PHP	70,755	11/17/16	(4)
JPMorgan Chase	USD	1,943	PLN	7,466	11/17/16	(40)
JPMorgan Chase	USD	738	RON	2,954	11/17/16	(18)
JPMorgan Chase	USD	4,911	THB	171,279	11/17/16	(19)
JPMorgan Chase	USD	1,609	TRY	4,952	11/17/16	(14)
JPMorgan Chase	BRL	641	USD	202	11/03/16	1
JPMorgan Chase	BRL	641	USD	202	11/03/16	1
JPMorgan Chase	BRL	1,533	USD	468	11/03/16	(13)
JPMorgan Chase	BRL	2,711	USD	832	11/03/16	(17)
JPMorgan Chase	BRL	641	USD	203	12/02/16	4
JPMorgan Chase	BRL	641	USD	203	12/02/16	4
JPMorgan Chase	CLP	1,259,796	USD	1,883	11/17/16	(43)
JPMorgan Chase	IDR	46,990,083	USD	3,602	11/17/16	3
JPMorgan Chase	MYR	2,927	USD	697	11/17/16	—
JPMorgan Chase	SGD	2,279	USD	1,661	11/17/16	23
JPMorgan Chase	ZAR	39,037	USD	2,674	11/18/16	(211)
Standard Chartered	USD	310	ARS	5,441	11/23/16	44
Standard Chartered	USD	204	BRL	649	11/03/16	(1)
Standard Chartered	USD	205	BRL	641	11/03/16	(4)
Standard Chartered	USD	205	BRL	641	11/03/16	(4)
Standard Chartered	USD	223	BRL	711	11/03/16	(1)
Standard Chartered	USD	750	BRL	2,421	11/03/16	8
Standard Chartered	USD	852	BRL	2,711	11/03/16	(3)
Standard Chartered	USD	2,540	BRL	8,198	11/03/16	29
Standard Chartered	USD	413	HUF	114,662	11/17/16	(5)
Standard Chartered	USD	957	HUF	261,147	11/17/16	(28)
Standard Chartered	USD	1,539	MXN	29,690	11/17/16	30
Standard Chartered	USD	1,058	PEN	3,622	11/21/16	17
Standard Chartered	USD	1,463	PHP	70,755	11/17/16	(4)
Standard Chartered	USD	883	PLN	3,474	11/03/16	3
Standard Chartered	USD	1,944	PLN	7,466	11/17/16	(41)

See accompanying notes which are an integral part of the financial statements.

360 Russell Global Opportunistic Credit Fund

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Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Standard Chartered	USD	310	RON	1,274	11/17/16	1
Standard Chartered	USD	1,445	RUB	90,839	11/17/16	(17)
Standard Chartered	USD	544	TRY	1,685	11/02/16	—
Standard Chartered	USD	250	TRY	777	11/17/16	—
Standard Chartered	USD	1,609	TRY	4,952	11/17/16	(14)
Standard Chartered	USD	166	ZAR	2,239	11/02/16	—
Standard Chartered	USD	734	ZAR	10,800	11/18/16	64
Standard Chartered	USD	741	ZAR	10,806	11/18/16	58
Standard Chartered	USD	1,366	ZAR	19,940	11/18/16	107
Standard Chartered	BRL	641	USD	202	11/03/16	1
Standard Chartered	BRL	641	USD	202	11/03/16	1
Standard Chartered	BRL	649	USD	206	11/03/16	3
Standard Chartered	BRL	711	USD	215	11/03/16	(8)
Standard Chartered	BRL	1,548	USD	486	11/03/16	1
Standard Chartered	BRL	2,421	USD	761	11/03/16	3
Standard Chartered	BRL	2,711	USD	832	11/03/16	(17)
Standard Chartered	BRL	8,198	USD	2,577	11/03/16	9
Standard Chartered	BRL	641	USD	203	12/02/16	4
Standard Chartered	BRL	641	USD	203	12/02/16	4
Standard Chartered	BRL	2,460	USD	770	12/02/16	6
Standard Chartered	CLP	1,259,796	USD	1,882	11/17/16	(45)
Standard Chartered	HUF	185,499	USD	660	11/17/16	—
Standard Chartered	MXN	7,288	USD	387	11/03/16	2
Standard Chartered	MXN	10,927	USD	580	11/17/16	3
Standard Chartered	MYR	1,331	USD	320	11/17/16	3
Standard Chartered	MYR	3,204	USD	763	11/17/16	—
Standard Chartered	PHP	20,031	USD	415	11/17/16	2
Standard Chartered	THB	12,605	USD	360	11/17/16	—
Standard Chartered	ZAR	39,037	USD	2,673	11/18/16	(214)
State Street	USD	3,141	AUD	4,097	11/21/16	(26)
State Street	USD	37	CZK	881	11/21/16	(1)
State Street	USD	955	CZK	22,798	11/21/16	(28)
State Street	USD	5,334	CZK	127,104	11/21/16	(167)
State Street	USD	148	DKK	1,000	12/08/16	—
State Street	USD	5,166	EUR	4,686	11/04/16	(21)
State Street	USD	3,079	EUR	2,800	12/08/16	(1)
State Street	USD	28	HKD	215	11/21/16	—
State Street	USD	14,486	NOK	118,702	11/21/16	(119)
State Street	USD	8	SGD	11	11/21/16	—
State Street	USD	165	SGD	229	11/21/16	—
State Street	USD	948	SGD	1,274	11/21/16	(32)
State Street	USD	5,285	SGD	7,060	11/21/16	(209)
State Street	USD	4	ZAR	60	11/21/16	—
State Street	USD	123	ZAR	1,760	11/21/16	8
State Street	USD	278	ZAR	3,801	11/21/16	3
State Street	USD	1,548	ZAR	20,916	11/21/16	(2)
State Street	CAD	660	USD	514	12/08/16	22
State Street	CHF	242	USD	247	11/04/16	3
State Street	CHF	14,267	USD	14,432	11/21/16	1
State Street	CZK	2,936	USD	122	11/21/16	3
State Street	CZK	6,839	USD	287	11/21/16	9
State Street	CZK	38,131	USD	1,600	11/21/16	50
State Street	DKK	20,868	USD	3,087	11/21/16	4
State Street	DKK	3,300	USD	500	12/08/16	12
State Street	EUR	793	USD	872	11/04/16	2
State Street	EUR	118,815	USD	132,858	11/04/16	2,418

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 361

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Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
State Street	EUR	47,600	USD	53,670	12/08/16	1,337
State Street	GBP	20,497	USD	26,149	11/04/16	1,060
State Street	GBP	1,000	USD	1,226	12/08/16	1
State Street	GBP	5,000	USD	6,721	12/08/16	596
State Street	HKD	169	USD	22	11/21/16	—
State Street	NOK	84,787	USD	10,407	11/21/16	145
State Street	SGD	3	USD	2	11/21/16	—
State Street	SGD	69	USD	50	11/21/16	—
State Street	SGD	382	USD	284	11/21/16	10
State Street	SGD	2,118	USD	1,585	11/21/16	63
UBS	USD	205	BRL	641	11/03/16	(4)
UBS	USD	205	BRL	641	11/03/16	(4)
UBS	USD	324	BRL	1,032	11/03/16	(1)
UBS	USD	852	BRL	2,711	11/03/16	(3)
UBS	USD	736	HUF	200,739	11/17/16	(23)
UBS	USD	1,446	RUB	90,839	11/17/16	(18)
UBS	USD	260	SGD	361	11/17/16	—
UBS	BRL	641	USD	202	11/03/16	1
UBS	BRL	641	USD	202	11/03/16	1
UBS	BRL	1,032	USD	327	11/03/16	4
UBS	BRL	2,711	USD	832	11/03/16	(17)
UBS	BRL	641	USD	203	12/02/16	4
UBS	BRL	641	USD	203	12/02/16	4
UBS	HUF	170,054	USD	600	11/17/16	(5)
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						3,946

Credit Default Swap Contracts

Amounts in thousands

Credit Indices
				Fund (Pays)/
				Receives	Termination	Fair Value
Reference Entity	Counterparty	Notional Amount		Fixed Rate	Date	$
CDX Emerging Markets Index	Goldman Sachs	USD	51,000	1.000%	12/20/21	(3,300)
CDX Emerging Markets Index	Morgan Stanley	USD	45,000	1.000%	12/20/21	(2,912)
CDX NA High Yield Index	Morgan Stanley	USD	44,000	5.000%	12/20/21	1,737
CDX NA High Yield Index	Goldman Sachs	USD	51,000	5.000%	12/20/21	2,014
iTraxx Europe Index	Goldman Sachs	EUR	22,000	5.000%	12/20/21	2,006
iTraxx Europe Index	Morgan Stanley	EUR	21,000	5.000%	12/20/21	1,916
Total Fair Value on Open Credit Indices Premiums Paid (Received) - $636						1,461

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Long-Term Fixed Income Investments
Argentina	—	22,512	—	—	22,512	1.1
Armenia	—	1,034	—	—	1,034	—*
Australia	—	1,011	—	—	1,011	—*

See accompanying notes which are an integral part of the financial statements.

362 Russell Global Opportunistic Credit Fund

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Schedule of Investments, continued — October 31, 2016

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Austria	—	3,242	—	—	3,242	0.2
Azerbaijan	—	1,991	—	—	1,991	0.1
Bahrain	—	2,125	—	—	2,125	0.1
Belgium	—	5,353	—	—	5,353	0.3
Bermuda	—	4,670	—	—	4,670	0.2
Brazil	—	40,794	—	—	40,794	2.0
Canada	—	41,848	—	—	41,848	2.1
Chile	—	6,193	—	—	6,193	0.3
China	—	5,550	—	—	5,550	0.3
Colombia	—	24,819	—	—	24,819	1.2
Costa Rica	—	6,018	—	—	6,018	0.3
Croatia	—	10,585	—	—	10,585	0.5
Denmark	—	—	310	—	310	—*
Dominican Republic	—	10,781	—	—	10,781	0.5
Egypt	—	8,181	—	—	8,181	0.4
El Salvador	—	8,678	—	—	8,678	0.4
Ethiopia	—	946	—	—	946	—*
France	—	41,002	—	—	41,002	2.0
Gabon	—	458	—	—	458	—*
Germany	—	17,727	—	—	17,727	0.9
Ghana	—	5,971	—	—	5,971	0.3
Greece	—	3,186	—	—	3,186	0.2
Honduras	—	3,211	—	—	3,211	0.2
Hungary	—	16,622	—	—	16,622	0.8
Indonesia	—	54,879	—	—	54,879	2.7
Iraq	—	3,818	—	—	3,818	0.2
Ireland	—	18,269	—	—	18,269	0.9
Israel	—	7,361	—	—	7,361	0.4
Italy	—	23,986	—	—	23,986	1.2
Ivory Coast	—	1,455	—	—	1,455	0.1
Japan	—	555	—	—	555	—*
Jersey	—	898	—	—	898	—*
Kazakhstan	—	14,577	—	—	14,577	0.7
Kenya	—	3,067	—	—	3,067	0.2
Lebanon	—	3,210	—	—	3,210	0.2
Luxembourg	—	85,908	—	—	85,908	4.2
Malaysia	—	20,651	—	—	20,651	1.0
Mexico	—	56,703	—	—	56,703	2.8
Mongolia	—	7,584	—	—	7,584	0.4
Morocco	—	1,406	—	—	1,406	0.1
Mozambique	—	584	—	—	584	—*
Netherlands	—	52,150	—	—	52,150	2.6
Nigeria	—	994	—	—	994	—*

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 363

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Schedule of Investments, continued — October 31, 2016

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Norway	—	504	—	—	504	—*
Pakistan	—	11,431	—	—	11,431	0.6
Panama	—	8,839	—	—	8,839	0.4
Paraguay	—	3,924	—	—	3,924	0.2
Peru	—	14,670	—	—	14,670	0.7
Philippines	—	3,373	—	—	3,373	0.2
Poland	—	24,600	—	—	24,600	1.2
Portugal	—	132	—	—	132	—*
Romania	—	7,124	—	—	7,124	0.3
Russia	—	14,678	—	—	14,678	0.7
Serbia	—	7,225	—	—	7,225	0.4
Singapore	—	786	—	—	786	—*
Slovenia	—	2,338	—	—	2,338	0.1
South Africa	—	43,955	—	—	43,955	2.2
Spain	—	7,850	—	—	7,850	0.4
Sri Lanka	—	9,781	—	—	9,781	0.5
Sweden	—	602	—	—	602	—*
Switzerland	—	1,386	—	—	1,386	0.1
Thailand	—	16,890	—	—	16,890	0.8
Turkey	—	39,800	—	—	39,800	2.0
Ukraine	—	9,660	—	—	9,660	0.5
United Kingdom	—	93,746	—	—	93,746	4.6
United States	—	689,700	3,055	—	692,755	34.1
Venezuela, Bolivarian Republic of	—	23,976	—	—	23,976	1.2
Vietnam	—	1,671	—	—	1,671	0.1
Virgin Islands, British	—	4,819	—	—	4,819	0.2
Common Stocks	—	26	2	—	28	—*
Preferred Stocks	6,209	—	—	—	6,209	0.3
Warrants & Rights	—	—	89	—	89	—*
Short-Term Investments	—	112,680	3,469	171,871	288,020	14.2
Total Investments	6,209	1,808,729	6,925	171,871	1,993,734	98.1
Other Assets and Liabilities, Net						1.9
						100.0

See accompanying notes which are an integral part of the financial statements.

364 Russell Global Opportunistic Credit Fund

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Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2016

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Other Financial Instruments
Assets
Futures Contracts	7,343	—	—	—	7,343	0.4
Foreign Currency Exchange Contracts	6	7,600	—	—	7,606	0.4
Credit Default Swap Contracts	—	7,673	—	—	7,673	0.4

Liabilities
Futures Contracts	(7,083)	—	—	—	(7,083)	(0.3)
Foreign Currency Exchange Contracts	—	(3,660)	—	—	(3,660)	(0.2)
Credit Default Swap Contracts	—	(6,212)	—	—	(6,212)	(0.3)
Total Other Financial Instruments**	$266	$5,401	$—	$—	$5,667

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels see note 2, in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2016 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

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Fair Value of Derivative Instruments — October 31, 2016

Amounts in thousands

		Foreign
	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$7,606	$—
Variation margin on futures contracts*	—	—	7,343
Credit default swap contracts, at fair value	7,673	—	—
Total	$7,673	$7,606	$7,343

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$—	$—	$7,083
Unrealized depreciation on foreign currency exchange contracts	—	3,660	—
Credit default swap contracts, at fair value	6,212	—	—
Total	$6,212	$3,660	$7,083
		Foreign
	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments**	$—	$(166)	$—
Futures contracts	—	—	8,409
Credit default swap contracts	10,932	—	—
Foreign currency-related transactions***	—	9,432	—
Total	$10,932	$9,266	$8,409

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$—	$—	$433
Credit default swap contracts	(1,004)	—	—
Foreign currency-related transactions****	—	670	—
Total	$(1,004)	$670	$433

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
*** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
**** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

366 Russell Global Opportunistic Credit Fund

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Russell Global Opportunistic Credit Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2016

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
				Gross	Net Amounts
				Amounts	of Assets
			Gross	Offset in the	Presented in
			Amounts of	Statement of	the Statement
			Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets		Assets	Liabilities	Liabilities
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts		$7,606	$ — $	7,606
Futures Contracts	Variation margin on futures contracts		671	—	671
Credit Default Swap Contracts	Credit default swap contracts, at fair value		7,673	—	7,673
Total Financial and Derivative Assets			15,950	—	15,950
Financial and Derivative Assets not subject to a netting agreement			(8,350)	—	(8,350)
Total Financial and Derivative Assets subject to a netting agreement			$7,600	$ — $	7,600

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
			Gross Amounts Not Offset in
			the Statement of Assets and
			Liabilities

		Net Amounts
		of Assets
		Presented in
		the Statement	Financial and
		of Assets and	Derivative	Collateral
Counterparty		Liabilities	Instruments	Received^	Net Amount
Bank of America		$446	$446	$—	$ —
Bank of Montreal		6	6	—	—
Bank of New York		93	93	—	—
Barclays		249	249	—	—
Citigroup		468	120	—	348
Credit Agricole		74	9	—	65
HSBC		23	8	—	15
JPMorgan Chase		83	83	—	—
Standard Chartered		396	396	—	—
State Street		5,749	318	—	5,431
UBS		13	13	—	—
Total		$7,600	$1,741	$—	$ 5,859

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 367

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Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2016

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
				Gross	Net Amounts
				Amounts	of Liabilities
			Gross	Offset in the	Presented in
			Amounts of	Statement of	the Statement
			Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities		Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts		$317	$ — $	317
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts		3,660	—	3,660
Credit Default Swap Contracts	Credit default swap contracts, at fair value		6,212	—	6,212
Total Financial and Derivative Liabilities			10,189	—	10,189
Financial and Derivative Liabilities not subject to a netting agreement			(6,529)	—	(6,529)
Total Financial and Derivative Liabilities subject to a netting agreement			$3,660	$ — $	3,660

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
			Gross Amounts Not Offset in
			the Statement of Assets and
			Liabilities

		Net Amounts
		of Liabilities
		Presented in
		the Statement	Financial and
		of Assets and	Derivative	Collateral
Counterparty		Liabilities	Instruments	Pledged^	Net Amount
Bank of America		$1,046	$446	$—	$ 600
Bank of Montreal		283	6	—	277
Bank of New York		166	93	—	73
Barclays		471	249	—	222
Citigroup		120	120	—	—
Credit Agricole		9	9	—	—
HSBC		8	8	—	—
JPMorgan Chase		470	83	—	387
Standard Chartered		405	396	—	9
State Street		608	318	—	290
UBS		74	13	—	61
Total		$3,660	$1,741	$—	$ 1,919

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

368 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$2,005,313
Investments, at fair value(>)	1,993,734
Cash (restricted)(a)(b)	24,930
Foreign currency holdings(^)	5,637
Unrealized appreciation on foreign currency exchange contracts	7,606
Receivables:
Dividends and interest	25,258
Dividends from affiliated Russell funds	110
Investments sold	6,224
Fund shares sold	2,513
Foreign capital gains taxes recoverable	150
Variation margin on futures contracts	671
Credit default swap contracts, at fair value(+)	7,673
Total assets	2,074,506

Liabilities
Payables:
Due to custodian	1,593
Due to broker (c)	2,418
Investments purchased	23,377
Fund shares redeemed	1,723
Accrued fees to affiliates	1,375
Other accrued expenses	449
Variation margin on futures contracts	317
Deferred capital gains tax liability	211
Unrealized depreciation on foreign currency exchange contracts	3,660
Credit default swap contracts, at fair value(+)	6,212
Total liabilities	41,335
Commitments and Contingencies (1)

Net Assets	$2,033,171

(1) See note 9 in the Notes to Financial Statements for a detailed description of commitments and contingencies.

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 369

Russell Investment Company
Russell Global Opportunistic Credit Fund

Statement of Assets and Liabilities, continued — October 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$11,869
Accumulated net realized gain (loss)	(61,546)
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	(11,790)
Futures contracts	260
Credit default swap contracts	825
Foreign currency-related transactions	3,717
Shares of beneficial interest	2,092
Additional paid-in capital	2,087,744
Net Assets	$2,033,171

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$9.69
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$10.06
Class A — Net assets	$5,500,621
Class A — Shares outstanding ($.01 par value)	567,846
Net asset value per share: Class C(#)	$9.64
Class C — Net assets	$8,191,510
Class C — Shares outstanding ($.01 par value)	849,864
Net asset value per share: Class E(#)	$9.70
Class E — Net assets	$36,334,129
Class E — Shares outstanding ($.01 par value)	3,744,509
Net asset value per share: Class S(#)	$9.72
Class S — Net assets	$1,351,075,060
Class S — Shares outstanding ($.01 par value)	138,994,121
Net asset value per share: Class Y(#)	$9.72
Class Y — Net assets	$632,069,488
Class Y — Shares outstanding ($.01 par value)	65,008,345
Amounts in thousands
(^) Foreign currency holdings - cost	$5,747
(+) Credit default swap contracts - premiums paid (received)	$636
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$171,871

(a) Cash Collateral for Futures	$12,173
(b) Cash Collateral for Swaps	$12,757
(c) Due to Broker for Swaps	$2,418
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

370 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Dividends	$251
Dividends from affiliated Russell funds	696
Interest	106,561
Less foreign taxes withheld	(280)
Total investment income	107,228

Expenses
Advisory fees	17,482
Administrative fees	844
Custodian fees (1)	738
Distribution fees - Class A	13
Distribution fees - Class C	63
Transfer agent fees - Class A	10
Transfer agent fees - Class C	17
Transfer agent fees - Class E	63
Transfer agent fees - Class S	2,222
Transfer agent fees - Class Y	26
Professional fees	232
Registration fees	114
Shareholder servicing fees - Class C	21
Shareholder servicing fees - Class E	78
Trustees’ fees	56
Printing fees	246
Miscellaneous	100
Expenses before reductions	22,325
Expense reductions	(7,049)
Net expenses	15,276
Net investment income (loss)	91,952

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	(76,596)
Futures contracts	8,409
Credit default swap contracts	10,932
Foreign currency-related transactions	8,501
Net realized gain (loss)	(48,754)
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	118,356
Futures contracts	433
Credit default swap contracts	(1,004)
Foreign currency-related transactions	672
Net change in unrealized appreciation (depreciation)	118,457
Net realized and unrealized gain (loss)	69,703
Net Increase (Decrease) in Net Assets from Operations	$161,655

(1) Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 10 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 371

Russell Investment Company
Russell Global Opportunistic Credit Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$91,952	$96,290
Net realized gain (loss)	(48,754)	(52,772)
Net change in unrealized appreciation (depreciation)	118,457	(99,736)
Net increase (decrease) in net assets from operations	161,655	(56,218)

Distributions
From net investment income
Class A	(166)	(271)
Class C	(209)	(495)
Class E	(1,012)	(1,626)
Class S	(38,691)	(58,534)
Class Y	(20,917)	(29,102)
From net realized gain
Class A	—	(34)
Class C	—	(78)
Class E	—	(179)
Class S	—	(6,598)
Class Y	—	(2,809)
Net decrease in net assets from distributions	(60,995)	(99,726)

Share Transactions*
Net increase (decrease) in net assets from share transactions	183,363	316,226
Total Net Increase (Decrease) in Net Assets	284,023	160,282

Net Assets
Beginning of period	1,749,148	1,588,866
End of period	$2,033,171	$1,749,148
Undistributed (overdistributed) net investment income included in net assets	$11,869	$(3,525)

See accompanying notes which are an integral part of the financial statements.

372 Russell Global Opportunistic Credit Fund

Russell Investment Company
Russell Global Opportunistic Credit Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	145	$1,302	123	$1,161
Proceeds from reinvestment of distributions	17	160	31	293
Payments for shares redeemed	(126)	(1,162)	(198)	(1,845)
Net increase (decrease)	36	300	(44)	(391)
Class C
Proceeds from shares sold	135	1,261	134	1,254
Proceeds from reinvestment of distributions	22	208	60	568
Payments for shares redeemed	(379)	(3,448)	(455)	(4,277)
Net increase (decrease)	(222)	(1,979)	(261)	(2,455)
Class E
Proceeds from shares sold	942	9,013	1,621	15,278
Proceeds from reinvestment of distributions	105	976	177	1,676
Payments for shares redeemed	(703)	(6,491)	(1,313)	(12,138)
Net increase (decrease)	344	3,498	485	4,816
Class S
Proceeds from shares sold	56,493	536,344	56,358	535,559
Proceeds from reinvestment of distributions	4,134	38,476	6,836	64,781
Payments for shares redeemed	(42,189)	(387,333)	(50,894)	(479,685)
Net increase (decrease)	18,438	187,487	12,300	120,655
Class Y
Proceeds from shares sold	14,649	136,113	31,442	299,822
Proceeds from reinvestment of distributions	2,254	20,914	3,370	31,911
Payments for shares redeemed	(17,741)	(162,970)	(14,778)	(138,132)
Net increase (decrease)	(838)	(5,943)	20,034	193,601
Total increase (decrease)	17,758	$183,363	32,514	$316,226

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 373

Russell Investment Company
Russell Global Opportunistic Credit Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss) (a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2016	9.11	.46	.42	.88	(.30)	—
October 31, 2015	9.97	.49	(.82)	(.33)	(.47)	(.06)
October 31, 2014	10.18	.46	(.15)	.31	(.45)	(.07)
October 31, 2013	10.47	.52	(.17)	.35	(.57)	(.07)
October 31, 2012	10.32	.58	.67	1.25	(1.10)	—

Class C
October 31, 2016	9.06	.39	.42	.81	(.23)	—
October 31, 2015	9.93	.41	(.81)	(.40)	(.41)	(.06)
October 31, 2014	10.14	.39	(.15)	.24	(.38)	(.07)
October 31, 2013	10.44	.42	(.15)	.27	(.50)	(.07)
October 31, 2012	10.25	.51	.67	1.18	(.99)	—

Class E
October 31, 2016	9.12	.46	.42	.88	(.30)	—
October 31, 2015	9.99	.49	(.83)	(.34)	(.47)	(.06)
October 31, 2014	10.20	.46	(.15)	.31	(.45)	(.07)
October 31, 2013	10.49	.52	(.17)	.35	(.57)	(.07)
October 31, 2012	10.32	.59	.67	1.26	(1.09)	—

Class S
October 31, 2016	9.14	.49	.41	.90	(.32)	—
October 31, 2015	10.00	.51	(.81)	(.30)	(.50)	(.06)
October 31, 2014	10.21	.49	(.15)	.34	(.48)	(.07)
October 31, 2013	10.50	.54	(.16)	.38	(.60)	(.07)
October 31, 2012	10.35	.62	.66	1.28	(1.13)	—

Class Y
October 31, 2016	9.14	.49	.42	.91	(.33)	—
October 31, 2015	10.00	.52	(.82)	(.30)	(.50)	(.06)
October 31, 2014	10.22	.50	(.17)	.33	(.48)	(.07)
October 31, 2013	10.51	.56	(.17)	.39	(.61)	(.07)
October 31, 2012	10.36	.63	.66	1.29	(1.14)	—

See accompanying notes which are an integral part of the financial statements.

374 Russell Global Opportunistic Credit Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross	Net(d)	Net Assets(d)	Turnover Rate(k)

(.30)	9.69	9.81	5,501	1.58	1.14	5.02	68
(.53)	9.11	(3.35)	4,849	1.58	1.15	5.18	98
(.52)	9.97	3.15	5,745	1.57	1.17	4.61	80
(.64)	10.18	3.48	8,273	1.59	1.20	5.12	85
(1.10)	10.47	13.09	8,857	1.57	1.20	5.67	109

(.23)	9.64	9.03	8,192	2.33	1.89	4.27	68
(.47)	9.06	(4.14)	9,711	2.32	1.90	4.40	98
(.45)	9.93	2.41	13,224	2.32	1.92	3.86	80
(.57)	10.14	2.65	12,184	2.34	1.95	4.34	85
(.99)	10.44	12.33	6,918	2.32	1.95	4.94	109

(.30)	9.70	9.80	36,334	1.58	1.14	5.00	68
(.53)	9.12	(3.44)	31,022	1.58	1.15	5.22	98
(.52)	9.99	3.16	29,115	1.57	1.17	4.59	80
(.64)	10.20	3.42	15,856	1.59	1.20	5.09	85
(1.09)	10.49	13.18	13,165	1.57	1.20	5.75	109

(.32)	9.72	10.05	1,351,075	1.33	.89	5.23	68
(.56)	9.14	(3.11)	1,101,648	1.33	.90	5.45	98
(.55)	10.00	3.41	1,082,505	1.32	.92	4.86	80
(.67)	10.21	3.72	590,280	1.34	.95	5.33	85
(1.13)	10.50	13.37	457,523	1.32	.95	6.00	109

(.33)	9.72	10.13	632,069	1.14	.81	5.34	68
(.56)	9.14	(3.04)	601,918	1.13	.82	5.56	98
(.55)	10.00	3.39	458,277	1.12	.84	4.92	80
(.68)	10.22	3.76	315,477	1.14	.86	5.43	85
(1.14)	10.51	13.43	308,114	1.13	.85	6.11	109

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 375

Russell Investment Company
Russell Global Opportunistic Credit Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Advisory fees	$1,173,915
Administration fees	83,754
Distribution fees	6,474
Shareholder servicing fees	9,491
Transfer agent fees	97,550
Trustee fees	3,838
$1,375,022

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
	Beginning of		Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
Russell U.S. Cash Management Fund $	144,929	$ 2,022,843	$ 1,995,949	$27	$21	$ 171,871	$696	$—
	$144,929	$ 2,022,843	$ 1,995,949	$27	$21	$ 171,871	$696	$—

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$2,010,890,631
Unrealized Appreciation	$75,257,922
Unrealized Depreciation	(92,414,575)
Net Unrealized Appreciation (Depreciation)	$(17,156,653)
Undistributed Ordinary Income	$20,456,964
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$(51,411,589)
Tax Composition of Distributions
Ordinary Income	$60,995,383

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transaction, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$(15,563)
Accumulated net realized gain (loss)	16,029
Additional paid-in capital	(466)

See accompanying notes which are an integral part of the financial statements.

376 Russell Global Opportunistic Credit Fund

Russell Investment Company
Unconstrained Total Return Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

Unconstrained Total Return Fund - Class A‡		Unconstrained Total Return Fund - Class S
	Total		Total
	Return		Return
Inception*	(3.46)%	Inception*	0.30%

Unconstrained Total Return Fund - Class C		Unconstrained Total Return Fund - Class Y
	Total		Total
	Return		Return
Inception*	0.20%	Inception*	0.31%

Unconstrained Total Return Fund - Class E		BofA Merrill Lynch 3-Month Treasury Bill Index**
	Total		Total
	Return		Return
Inception*	0.30%	Inception*	0.03%

Unconstrained Total Return Fund 377

Russell Investment Company
Unconstrained Total Return Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The Unconstrained Total Return Fund (the “Fund”) employs	Corporate credit performed relatively well compared with
a multi-manager approach whereby portions of the Fund are	government bonds over the period and the Fund’s corporate bond
allocated to different money manager strategies. Fund assets not	holdings added some value.
allocated to money managers are managed by Russell Investment	The Fund’s exposure to loans benefited from rising LIBOR rates.
Management, LLC (“RIM”), the Fund’s advisor. RIM may change
the allocation of the Fund’s assets among money managers at	How did the investment strategies and techniques employed
any time. An exemptive order from the Securities and Exchange	by the Fund and its money managers affect its benchmark-
Commission (“SEC”) permits RIM to engage or terminate a money	relative performance?
manager at any time, subject to approval by the Fund’s Board,	The Fund employs discretionary money managers. The Fund’s
without a shareholder vote. Pursuant to the terms of the exemptive	discretionary money managers select the individual portfolio
order, the Fund is required to notify its shareholders within 90	securities for the assets assigned to them. Fund assets not
days of when a money manager begins providing services. As of	allocated to discretionary money managers the Fund’s liquidity
October 31, 2016, the Fund had four money managers.	reserves and assets which may be managed directly by RIM to
What is the Fund’s investment objective?	effect the Fund’s investment strategies and/or to actively manage
The Fund seeks to provide total return.	the Fund’s overall exposures by investing in securities or other instruments that RIM believes will achieve the desired risk/
How did the Fund perform relative to its benchmark for the	return profile for the Fund.
fiscal year ended October 31, 2016?	The Fund employs a volatility strategy managed by H2O Asset
For the period of September 22, 2016 (inception of the Fund)	Management LLP, which is an options-based strategy that benefits
through October 31, 2016, the Fund’s Class A, Class C, Class	from rising expectations of volatility. As the market turned its
E, Class S and Class Y Shares gained 0.30%, 0.20%, 0.30%,	concerns to the possibility of the U.S. Federal Reserve raising
0.30% and 0.31%, respectively. This is compared to the Fund’s	interest rates, volatility rose and the strategy was beneficial to the
benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill	Fund’s performance.
Index, which gained 0.03% during the same period. The Fund’s	The Fund also employs a mortgage strategy managed by Putnam
performance includes operating expenses, whereas index returns	Investment Management, LLC. This strategy also benefited from
are unmanaged and do not include expenses of any kind.	rising yields as it invests in mortgage securities that benefit when
For the period of September 22, 2016 (inception of the Fund)	mortgage holders slow down their rate of refinancing, which tends
through October 31, 2016, the Morningstar Nontraditional Bond	to occur when rates rise.
Category, a group of funds that Morningstar considers to have	The Fund’s short duration high yield corporate bond manager,
investment strategies similar to those of the Fund, gained 0.59%.	Post Advisory Group, LLC, added incremental value as corporate
This result serves as a peer comparison and is expressed net of	bonds outperformed government bonds.
operating expenses.
The Fund also employs a bank loan strategy managed by THL
RIM may assign a money manager a benchmark other than the	Credit Advisors, LLC. Bank loans performed well as the rate of
Fund’s index. However, the Fund’s primary index remains the	interest they pay is related to LIBOR rates, which rose during the
benchmark for the Fund.	period.
How did the market conditions described in the Market	RIM manages a global real yield positioning strategy and a
Summary report affect the Fund’s performance?	currency factor positioning strategy for the Fund. Using futures,
Over the short period since the Fund’s inception, U.S. government	the global high real yield strategy took long positions in high
bonds sold off as the market became more concerned about the	quality government bonds whose net-of-inflation yields are
U.S. Federal Reserve raising interest rates. This caused market	expected to be relatively high and short positions where net-of-
volatility to increase which was beneficial for the Fund’s exposure	inflation yield is expected to be relatively low. The currency factor
to options strategies that were designed to protect the portfolio in	strategy utilized currency forward contracts to take long and
these market conditions.	short positions in global foreign exchange markets. The global
Furthermore, the Fund’s exposure to certain interest-only mortgage	real yield strategy added some value over the period as short
securities also benefited from the rising rate environment as	positions in U.K. government rates benefited from rising inflation
investors expected more interest payments to accrue.	expectations there, following the Brexit vote. The currency factor strategy suffered somewhat due to the long exposure to the U.K.

378 Unconstrained Total Return Fund

Russell Investment Company
Unconstrained Total Return Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

pound, which after Brexit is considered cheap by a number of		The views expressed in this report reflect those of the
metrics.		portfolio managers only through the end of the period
covered by the report. These views do not necessarily
Describe any changes to the Fund’s structure or the money		represent the views of RIM or any other person in RIM or
manager line-up.		any other affiliated organization. These views are subject
There have been no changes to the manager lineup or Fund		to change at any time based upon market conditions or
structure since the Fund’s inception.		other events, and RIM disclaims any responsibility to
Money Managers as of October 31,		update the views contained herein. These views should not
2016	Styles	be relied on as investment advice and, because investment
decisions for a Russell Investment Company (“RIC”) Fund
Post H2O Advisory Asset Management Group, LLC LLP	Sector Sector Specialist Specialist	are based on numerous factors, should not be relied on as
Putnam Investment Management, LLC	Sector Specialist	an indication of investment decisions of any RIC Fund.
THL Credit Advisors, LLC	Sector Specialist

* Assumes initial investment on September 22, 2016.

** The BofA Merrill Lynch 3-Month Treasury Bill Index is an unmanaged index tracking U.S. Treasury Bills maturing in 90 days.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

Unconstrained Total Return Fund 379

Russell Investment Company
Unconstrained Total Return Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.
purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including distribution (12b-1) and/or service fees and other Fund			Performance (5%
expenses. The Example is intended to help you understand		Actual	return before
your ongoing costs (in dollars) of investing in the Fund and to	Class A	Performance	expenses)
Beginning Account Value
compare these costs with the ongoing costs of investing in other	September 23, 2016	$1,000.00	$1,000.00
mutual funds. The Example is based on an investment of $1,000	Ending Account Value
invested at the beginning of the period and held for the entire	October 31, 2016	$1,003.00	$1,019.25
period indicated, which for this Fund is from September 23, 2016	Expenses Paid During Period*	$1.25	$5.94
to October 31, 2016.	* Expenses are equal to the Fund's annualized expense ratio of 1.17%
(representing the 39-day period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 39/366 (to reflect the period since
The information in the table under the heading “Actual	commencement of operations). May reflect amounts waived and/or reimbursed.
Performance” provides information about actual account values	Without any waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,	Hypothetical expenses are equal to the Fund’s annualized expense ratio of
1.17% (representing the six-month period annualized), multiplied by the
together with the amount you invested, to estimate the expenses	average account value over the period, multiplied by 184/366 (to reflect the
that you paid over the period. Simply divide your account value by	one-half year period).
$1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first column			Hypothetical
Performance (5%
in the row entitled “Expenses Paid During Period” to estimate		Actual	return before
the expenses you paid on your account during this period.	Class C	Performance	expenses)
Beginning Account Value
Hypothetical Example for Comparison Purposes	September 23, 2016	$1,000.00	$1,000.00
The information in the table under the heading “Hypothetical	Ending Account Value
	October 31, 2016	$1,002.00	$1,015.48
Performance (5% return before expenses)” provides information	Expenses Paid During Period*	$2.05	$9.73
about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of	* Expenses are equal to the Fund's annualized expense ratio of 1.92%
return of 5% per year before expenses, which is not the Fund’s	(representing the 39-day period annualized), multiplied by the average account value over the period, multiplied by 39/366 (to reflect the period since
actual return. The hypothetical account values and expenses	commencement of operations). May reflect amounts waived and/or reimbursed.
may not be used to estimate the actual ending account balance or	Without any waivers and/or reimbursements, expenses would have been higher.
expenses you paid for the period. You may use this information	Hypothetical expenses are equal to the Fund’s annualized expense ratio of
to compare the ongoing costs of investing in the Fund and other	1.92% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the
funds. To do so, compare this 5% hypothetical example with the	one-half year period).
5% hypothetical examples that appear in the shareholder reports of other funds.

380 Unconstrained Total Return Fund

Russell Investment Company
Unconstrained Total Return Fund

Shareholder Expense Example, continued — October 31, 2016 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class E	Performance	expenses)
Beginning Account Value
September 23, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,003.00	$1,019.25
Expenses Paid During Period*	$1.25	$5.94

* Expenses are equal to the Fund's annualized expense ratio of 1.17%
(representing the 39-day period annualized), multiplied by the average account value over the period, multiplied by 39/366 (to reflect the period since commencement of operations). May reflect amounts waived and/or reimbursed.
Without any waivers and/or reimbursements, expenses would have been higher.
Hypothetical expenses are equal to the Fund’s annualized expense ratio of
1.17% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
September 23, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,003.00	$1,020.51
Expenses Paid During Period*	$0.98	$4.67

* Expenses are equal to the Fund's annualized expense ratio of 0.92%
(representing the 39-day period annualized), multiplied by the average account value over the period, multiplied by 39/366 (to reflect the period since commencement of operations). May reflect amounts waived and/or reimbursed.
Without any waivers and/or reimbursements, expenses would have been higher.
Hypothetical expenses are equal to the Fund’s annualized expense ratio of
0.92% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
September 23, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,003.10	$1,021.52
Expenses Paid During Period*	$0.77	$3.66

* Expenses are equal to the Fund's annualized expense ratio of 0.72%
(representing the 39-day period annualized), multiplied by the average account value over the period, multiplied by 39/366 (to reflect the period since commencement of operations). May reflect amounts waived and/or reimbursed.
Without any waivers and/or reimbursements, expenses would have been higher.
Hypothetical expenses are equal to the Fund’s annualized expense ratio of
0.72% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Unconstrained Total Return Fund 381

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Long-Term Investments – 68.8%			Diamond 1 Finance Corp. /
Corporate Bonds and Notes – 21.0%			Diamond 2 Finance Corp
ACI Worldwide, Inc.			3.480% due 06/01/19 (Þ)	650	667
6.375% due 08/15/20 (Þ)	800	824	DISH DBS Corp.
ADT Corp. (The)			4.250% due 04/01/18	750	768
6.250% due 10/15/21	1,000	1,093	Edgewell Personal Care Co.
Air Lease Corp.			4.700% due 05/19/21	750	788
3.375% due 01/15/19	500	514	Equinix, Inc.
2.125% due 01/15/20	500	499	5.375% due 01/01/22	650	689
Alere, Inc.			Fidelity & Guaranty Life Holdings,
7.250% due 07/01/18	1,000	1,018	Inc.
Alliance Data Systems Corp.			6.375% due 04/01/21 (Þ)	650	648
5.250% due 12/01/17 (Þ)	650	661	First Data Corp.
6.375% due 04/01/20 (Þ)	650	662	6.750% due 11/01/20 (Þ)	500	518
5.875% due 11/01/21 (Þ)	250	252	Fresenius Medical Care US Finance
Ally Financial, Inc.			II, Inc.
3.250% due 11/05/18	650	650	4.125% due 10/15/20 (Þ)	650	676
American Equity Investment Life			Frontier Communications Corp.
Holding Co.			8.125% due 10/01/18	650	707
6.625% due 07/15/21	750	784	7.125% due 03/15/19	700	749
Amsurg Corp.			GLP Capital, LP / GLP Financing
5.625% due 11/30/20	600	615	II, Inc.
Anixter, Inc.			4.875% due 11/01/20	700	746
5.625% due 05/01/19	500	530	Graphic Packaging International,
Antero Resources Corp.			Inc.
6.000% due 12/01/20	850	874	4.750% due 04/15/21	500	531
Ball Corp.			HCA, Inc.
4.375% due 12/15/20	500	533	3.750% due 03/15/19	700	716
Cantor Commercial Real Estate Co.,			Hospitality Properties Trust
LP / CCRE Finance Corp.			4.250% due 02/15/21	650	688
7.750% due 02/15/18 (Þ)	650	650	HRG Group, Inc.
CCO Holdings LLC / CCO Holdings			7.875% due 07/15/19	1,000	1,047
Capital Corp.			Hughes Satellite Systems Corp.
5.250% due 03/15/21	750	780	6.500% due 06/15/19	750	818
Cedar Fair, LP / Canada's			Huntington Ingalls Industries, Inc.
Wonderland Co. / Magnum			5.000% due 12/15/21 (Þ)	500	524
Management Corp.			Infor US, Inc.
5.250% due 03/15/21	650	674	5.750% due 08/15/20 (Þ)	500	523
Centene Corp.			Iron Mountain, Inc.
4.750% due 01/15/25	39	39	6.000% due 10/01/20 (Þ)	400	424
Series WI			4.375% due 06/01/21 (Þ)	400	413
5.625% due 02/15/21	750	787	Isle of Capri Casinos, Inc.
CenturyLink, Inc.			5.875% due 03/15/21	760	790
Series S			Leidos Holdings, Inc.
6.450% due 06/15/21	250	267	4.450% due 12/01/20	700	714
Series V			Level 3 Financing, Inc.
5.625% due 04/01/20	750	801	Series WI
CHS/Community Health Systems,			6.125% due 01/15/21	650	671
Inc.			LifePoint Health, Inc.
5.125% due 08/15/18	800	793	5.500% due 12/01/21	1,000	1,036
CIT Group, Inc.			MGM Resorts International
5.250% due 03/15/18	400	414	5.250% due 03/31/20	650	691
CNH Industrial Capital LLC			MPT Operating Partnership, LP /
Series WI			MPT Finance Corp.
3.375% due 07/15/19	650	656	6.375% due 02/15/22	750	778
CNO Financial Group, Inc.			NAI Entertainment Holdings / NAI
4.500% due 05/30/20	850	872	Entertainment Holdings Finance
CommScope, Inc.			Corp.
5.000% due 06/15/21 (Þ)	650	665	5.000% due 08/01/18 (Þ)	500	505
CSC Holdings LLC			Netflix, Inc.
7.625% due 07/15/18	500	536	5.375% due 02/01/21	300	325

See accompanying notes which are an integral part of the financial statements.

382 Unconstrained Total Return Fund

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Nielsen Finance LLC / Nielsen			3.750% due 12/12/21 (Ê)	249	250
Finance Co.			AerCap Ireland Capital, Ltd. /
4.500% due 10/01/20	500	510	AerCap Global Aviation Trust
Nuance Communications, Inc.			4.250% due 07/01/20	750	778
5.375% due 08/15/20 (Þ)	700	719	Aircastle, Ltd.
Orbital ATK, Inc.			5.125% due 03/15/21	750	796
Series WI			Ardagh Packaging Finance PLC /
5.250% due 10/01/21	650	673	Ardagh Holdings USA, Inc.
Oshkosh Corp.			4.067% due 05/15/21 (Ê)(Þ)	650	663
5.375% due 03/01/22	575	603	Avago Technologies Cayman
Outfront Media Capital LLC /			Finance, Ltd. Term Loan B3
Outfront Media Capital Corp.			3.535% due 02/01/23 (Ê)	1,000	1,011
Series WI			FMG Resources Pty, Ltd. Covenant-
5.250% due 02/15/22	700	725	Lite 1st Lien Term Loan B
Pinnacle Foods Finance LLC /			3.750% due 06/30/19	1,000	1,000
Pinnacle Foods Finance Corp.			IHO Verwaltungs GmbH
4.875% due 05/01/21	1,000	1,028	4.125% due 09/15/21 (Þ)	750	768
Post Holdings, Inc.			International Automotive
6.750% due 12/01/21 (Þ)	300	321	Components Group SA
Regal Entertainment Group			9.125% due 06/01/18 (Þ)	225	213
5.750% due 03/15/22	550	569	International Game Technology PLC
Reynolds Group Issuer, Inc. /			5.625% due 02/15/20 (Þ)	700	741
Reynolds Group Issuer LLC /			LG FinanceCo Corp.
Reynolds Group Issuer Lu			5.875% due 11/01/24 (Þ)	39	39
5.750% due 10/15/20	300	308	MidOcean Credit CLO III
RHP Hotel Properties, LP / RHP			Series 2014-3A Class E
Finance Corp.			5.947% due 07/21/26 (Ê)(Þ)	275	233
5.000% due 04/15/21	750	773	Mondelez International Holdings
Sabra Health Care, LP / Sabra			Netherlands BV
Capital Corp.			2.000% due 10/28/21 (Þ)	175	173
5.500% due 02/01/21	500	521	Playa Resorts Holding BV 1st Lien
Service Corp. International			Term Loan B
5.375% due 01/15/22	650	674	4.000% due 08/09/19 (Ê)	499	498
Sinclair Television Group, Inc.			Rexel SA
5.375% due 04/01/21	750	775	5.250% due 06/15/20 (Þ)	500	516
Sirius XM Radio, Inc.			Trader Corp. Term Loan
4.250% due 05/15/20 (Þ)	750	767	5.000% due 08/09/23	250	251
Six Flags Entertainment Corp.			UPCB Finance VI, Ltd.
5.250% due 01/15/21 (Þ)	700	721	6.875% due 01/15/22 (Þ)	180	187
Station Casinos LLC			Virgin Media Investment Holdings,
7.500% due 03/01/21	750	789	Ltd. Term Loan F
TEGNA, Inc.			3.500% due 06/30/23 (Ê)	250	251
4.875% due 09/15/21 (Þ)	900	938	Virgin Media Secured Finance PLC
Tenet Healthcare Corp.			5.375% due 04/15/21 (Þ)	675	697
6.000% due 10/01/20	1,000	1,052	Wind Acquisition Finance SA
TreeHouse Foods, Inc.			4.750% due 07/15/20 (Þ)	650	653
4.875% due 03/15/22	450	467	Zais CLO 5, Ltd.
Vector Group, Ltd.			Series 2016-2A Class C
7.750% due 02/15/21	800	838	5.216% due 10/15/28 (Å)(Ê)	300	287
ViaSat, Inc.					10,676
6.875% due 06/15/20	1,000	1,035	Loan Agreements - 16.7%
WellCare Health Plans, Inc.			Albertsons LLC Term Loan B4
5.750% due 11/15/20	750	773	4.500% due 08/22/21 (Ê)	998	1,005
			Alliant Holdings Intermediate LLC
		51,172	1st Lien Term Loan B2
International Debt – 4.4%			5.253% due 08/14/22 (Ê)	249	251
1011778 BC ULC / New Red			American Airlines, Inc. Term Loan
Finance, Inc.			B
4.625% due 01/15/22 (Þ)	650	671
1011778 BC Unlimited Liability Co.			3.500% due 05/21/20 (Ê)	250	250
1st Lien Term Loan B2			American Airlines, Inc. Term Loan
			3.250% due 04/28/23 (Ê)	250	250

See accompanying notes which are an integral part of the financial statements.

Unconstrained Total Return Fund 383

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Ancestry.com, Inc. 1st Lien Term			9.750% due 11/12/20 (Ê)	247	239
Loan			Compuware Corp. Term Loan B2
5.250% due 10/13/23	245	246	6.250% due 12/15/21 (Ê)	499	498
AP Gaming I LLC 1st Lien Term			Consolidated Communications, Inc.
Loan B			Term Loan B
9.250% due 12/20/20 (Ê)	247	240	4.000% due 10/05/23 (Ê)	325	327
Arbor Pharmaceuticals, Inc. Term			CPI Acquisition, Inc. Term Loan B
Loan B			5.500% due 08/17/22 (Ê)	478	469
6.000% due 06/28/23	250	252	Creative Artists Agency LLC Term
Arctic Glacier USA, Inc. 1st Lien			Loan B
Term Loan			5.000% due 12/17/21 (Ê)	249	251
6.000% due 05/13/19 (Ê)	805	793	CWGS Group LLC Term Loan
AssuredPartners, Inc. 1st Lien Term			5.250% due 02/20/20 (Ê)	187	187
Loan			Dell International LLC 1st Lien
5.750% due 10/21/22 (Ê)	249	250	Term Loan B
Asurion LLC Term Loan B			4.000% due 09/07/23 (Ê)	1,000	1,007
5.000% due 08/04/22 (Ê)	499	501	Dell Software Group Term Loan B
Avantor Performance Materials			4.000% due 09/23/22	250	250
Holdings, Inc. 1st Lien Term			Donnelley Financial Solutions Term
Loan			Loan B
6.000% due 06/21/22 (Ê)	398	401	5.000% due 09/23/23	250	252
BMC Software Finance, Inc. 1st			EagleView Technology Corp. 2nd
Lien Term Loan B			Lien Term Loan
5.000% due 09/10/20 (Ê)	249	245	1.000% due 09/28/23 (Ê)(v)	250	248
Brickman Group, Ltd. LLC (The) 1st			Eastman Kodak Co. Term Loan
Lien Term Loan B			7.250% due 09/03/19 (Ê)	500	499
4.000% due 12/18/20 (Ê)	499	498	EnergySolutions LLC 1st Lien Term
BWAY Holding Co. 1st Lien Term			Loan B
Loan B			6.750% due 05/29/20 (Ê)	552	552
5.500% due 08/14/20 (Ê)	247	248	ESH Hospitality, Inc. 1st Lien Term
Caesars Entertainment Corp. 1st			Loan B
Lien Term Loan B			1.000% due 08/30/23 (Ê)(v)	250	251
7.000% due 10/11/20 (Ê)	997	1,002	First Data Corp. 1st Lien Term Loan
Cast & Crew Payroll LLC Term			B
Loan B			1.000% due 07/10/22 (Ê)(v)	1,000	1,006
8.750% due 08/03/22 (Ê)	249	248	FOCUS Brands, Inc. 1st Lien Term
CBS Radio, Inc. Term Loan B			Loan
4.500% due 10/06/23	942	946	5.000% due 10/03/23 (Ê)	250	253
Cengage Learning Acquisitions, Inc.			FPC Holdings, Inc. 1st Lien Term
Term Loan B			Loan
5.250% due 06/07/23 (Ê)	748	731	5.250% due 11/27/19 (Ê)	624	562
Charcoal Holdings LLC 1st Lien			Getty Images, Inc. 1st Lien Term
Term Loan			Loan B
1.000% due 07/03/23 (v)	500	503	4.750% due 10/18/19 (Ê)	499	422
Charter Communications Operating			Harbor Freight Tools USA, Inc.
LLC Term Loan H			Term Loan B
3.250% due 08/24/21 (Ê)	997	1,001	4.137% due 08/16/23 (Ê)	499	502
Checkout Holding Corp. Covenant-			Harland Clarke Holdings Corp. 1st
Lite 1st Lien Term Loan B			Lien Term Loan B4
4.500% due 04/09/21 (Ê)	249	224	6.993% due 08/04/19 (Ê)	497	493
Chrysler Group LLC 1st Lien Term			HCA Inc. Term Loan B7
Loan B			3.588% due 03/01/24	500	504
3.250% due 12/31/18 (Ê)	750	750	Intrawest Operations Group LLC
CHS/Community Health Systems,			Term Loan
Inc. 1st Lien Term Loan G			4.500% due 12/09/20 (Ê)	250	252
3.750% due 12/31/19 (Ê)	747	706	Kraton Polymers LLC Term Loan B
Ciena Corp. Term Loan			6.000% due 01/06/22 (Ê)	500	503
4.250% due 04/25/21 (Ê)	250	250	La Quinta Intermediate Holdings
Cision, Inc. Term Loan B			LLC Covenant-Lite Term Loan B
7.000% due 05/12/23	748	722	3.750% due 04/14/21 (Ê)	499	497
Commercial Barge Line Co. 1st Lien			Lannett Co., Inc. Term Loan A
Term Loan			5.750% due 11/25/20 (Ê)	247	241

See accompanying notes which are an integral part of the financial statements.

384 Unconstrained Total Return Fund

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)					Amounts in thousands (except share amounts)
	Principal		Fair			Principal	Fair
	Amount ($)		Value			Amount ($)	Value
	or Shares		$			or Shares	$
Level 3 Financing, Inc. Term Loan					SeaWorld Parks & Entertainment,
B2					Inc. Term Loan B3
3.500% due 05/31/22 (Ê)		750		753	4.088% due 05/14/20 (Ê)	750	752
Mediware Information Systems, Inc.					Signode Industrial Group US, Inc.
2016 1st Lien Term Loan					Covenant-Lite 1st Lien Term
5.750% due 09/28/23		250		251	Loan B
Mergermarket USA, Inc. 1st Lien					3.750% due 05/01/21 (Ê)	242	241
Term Loan					SIRVA Worldwide, Inc. 1st Lien
4.500% due 02/04/21 (Ê)		249		246	Term Loan
MGM Growth Properties Operating					7.500% due 03/27/19 (Ê)	250	248
Partnership, LP Term Loan B					SolarWinds Holdings, Inc. Term
4.000% due 04/25/23 (Ê)		499		500	Loan
Michaels Stores, Inc. Term Loan B1					5.500% due 02/05/23 (Ê)	998	1,002
3.750% due 01/28/23 (Ê)		250		219	Solera LLC 1st Lien Term Loan B
MRI Software LLC Term Loan					5.750% due 03/04/23 (Ê)	249	252
5.250% due 06/18/21		364		362	Steak n Shake Operations, Inc. Term
MSC.Software Corp. 1st Lien Term					Loan
Loan					4.750% due 03/19/21 (Ê)	500	495
5.000% due 05/29/20 (Ê)		249		248	Sterigenics-Nordion Holdings LLC
NBTY, Inc. Term Loan B					1st Lien Term Loan B
5.000% due 05/05/23 (Ê)		249		250	4.250% due 05/15/22 (Ê)	249	248
Nielsen Finance LLC Term Loan B3					TCH-2 Holdings LLC 1st Lien Term
3.031% due 10/04/23 (Ê)		256		257	Loan
ON Semiconductor Corp.					5.500% due 05/12/21 (Ê)	249	249
Incremental Term Loan					TCH-2 Holdings LLC Covenant-Lite
3.777% due 03/31/23 (Ê)		250		251	2nd Lien Term Loan
PET Acquisition Merger Sub LLC					8.750% due 11/12/21 (Ê)	250	245
1st Lien Term Loan B1					TerraForm AP Acquisition Holdings
5.000% due 01/26/23 (Ê)		250		251	LLC 1st Lien Term Loan B
PetSmart, Inc. Term Loan B					6.500% due 06/26/22 (Ê)	750	743
1.000% due 03/10/22 (v)		500		501	TMS International Corp. Term Loan
Pinnacle Entertainment, Inc. Term					4.500% due 10/16/20 (Ê)	249	245
Loan B					Travelport Finance Luxembourg Sarl
3.250% due 04/28/23		454		456	Term Loan B
Prime Security Services Borrower					5.000% due 09/02/21 (Ê)	250	251
LLC Term Loan B1					Tribune Media Co. 1st Lien Term
4.750% due 04/21/22 (Ê)		499		502	Loan B
Prospect Medical Holdings, Inc.					3.750% due 12/27/20 (Ê)	249	251
Term Loan					TruGreen, LP 1st Lien Term Loan B
7.000% due 06/30/22		648		646	6.500% due 04/13/23 (Ê)	249	251
Quincy Newspapers, Inc. Term					UFC Holdings LLC 1st Lien Term
Loan B					Loan
5.500% due 11/02/22 (Ê)		250		250	5.000% due 08/18/23 (Ê)	250	252
Realogy Group LLC Term Loan B					UFC Holdings, LLC 2nd Lien Term
3.750% due 07/14/22 (Ê)		249		251	Loan
Renaissance Learning, Inc. 1st Lien					8.500% due 08/18/24	215	218
Term Loan					United Airlines, Inc. 1st Lien Term
4.500% due 04/09/21 (Ê)		250		249	Loan B
RentPath, Inc. 1st Lien Term Loan B					3.250% due 04/01/19 (Ê)	249	250
6.250% due 12/17/21 (Ê)		250		237	UPC Financing Partnership 1st Lien
Reynolds Group Holdings, Inc. 1st					Term Loan AN
Lien Term Loan					4.080% due 08/31/24 (Ê)	250	251
4.250% due 01/21/23 (Ê)		500		501	Valeant Pharmaceuticals
Riverbed Technology, Inc. Term					International, Inc. 1st Lien Term
Loan					Loan BF1
5.000% due 04/27/22 (Ê)		500		504	3.750% due 04/02/22 (Ê)	499	497
Rovi Solutions Corp. 1st Lien Term					Varsity Brands, Inc. 1st Lien Term
Loan B					Loan
3.750% due 07/02/21 (Ê)		249		250	5.000% due 12/11/21	249	251
Scientific Games International, Inc.					Veresen Midstream, LP Term Loan
Term Loan B2					B1
6.000% due 10/01/21 (Ê)		499		501	5.250% due 03/31/22 (Ê)	249	248

See accompanying notes which are an integral part of the financial statements.

Unconstrained Total Return Fund 385

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Wall Street Systems Term Loan B			Freddie Mac Structured Agency
1.000% due 08/23/23 (v)	250	250	Credit Risk Debt Notes
Wastequip LLC Term Loan			Series 2015-DNA3 Class B
5.500% due 08/09/19 (Ê)	249	249	9.875% due 04/25/28 (Ê)	355	378
William Morris Endeavor			Series 2015-DNA3 Class M3
Entertainment LLC 1St Lien Term			5.133% due 04/25/28 (Ê)	583	611
Loan B			Series 2015-HQ1 Class B
5.250% due 05/06/21 (Ê)	499	501	11.274% due 03/25/25 (Ê)	614	693
World Endurance Holdings 1St Lien			Series 2016-DNA1 Class M3
Term Loan			5.986% due 07/25/28 (Ê)	500	544
5.250% due 06/26/21 (Ê)	500	495	Series 2016-DNA4 Class M3
Yonkers Racing Corp. 1st Lien Term			4.324% due 03/25/29 (Ê)	625	619
Loan			Series 2016-HQA1 Class M3
4.250% due 08/16/19	125	125	6.792% due 09/25/28 (Ê)	250	278
Zebra Technologies Corp. 1st Lien			Series 2016-HQA2 Class M3
Term Loan B			5.674% due 11/25/28 (Ê)	583	615
4.750% due 10/27/21 (Ê)	496	500
			Series 2016-HQA4 Class M3
		40,774	4.427% due 04/25/29 (Ê)	625	617
Mortgage-Backed Securities – 26.7%			Ginnie Mae II
Alternative Loan Trust			4.500% due 2046	1,000	1,076
Series 2005-27 Class 1A1			Ginnie Mae REMICS
1.424% due 08/25/35 (Ê)	594	447	Series 2013-H24 Class AI
Series 2005-38 Class A3			Interest Only STRIP
1.224% due 09/25/35 (Ê)	655	563	1.472% due 09/20/63	3,160	185
Series 2005-59 Class 1A1			Series 2015-60 Class IP
0.862% due 11/20/35 (Ê)	493	414
Banc of America Commercial			Interest Only STRIP
			4.000% due 04/20/45	1,859	307
Mortgage Trust			Series 2015-H03 Class DI
Series 2006-4 Class AJ
5.695% due 07/10/46	295	293	Interest Only STRIP
			1.884% due 01/20/65	2,960	326
CSAIL Commercial Mortgage Trust			Series 2016-H12 Class AI
Series 2015-C1 Class D
3.944% due 04/15/50 (Þ)	500	411	Interest Only STRIP
			1.643% due 07/20/65	3,929	440
Fannie Mae			Government National Mortgage
2.500% due 2046	3,143	3,145	Association
30 Year TBA (Ï)			Series 2010-9 Class UI
2.500%	11,000	19,939	Interest Only STRIP
3.000%	15,000	21,616	5.000% due 01/20/40	4,552	829
Series 2015-C03 Class 1M2			Series 2010-35 Class DI
5.436% due 07/25/25 (Ê)	580	618	Interest Only STRIP
Series 2016-C03 Class 1M2			4.500% due 03/20/40	2,251	375
5.739% due 10/25/28 (Ê)	581	621	Series 2010-50 Class QS
Fannie Mae Connecticut Avenue			Interest Only STRIP
Securities			6.018% due 12/20/38 (Ê)	4,420	357
Series 2016-C01 Class 1B			Series 2014-60 Class SE
12.274% due 08/25/28 (Ê)	628	763	Interest Only STRIP
Series 2016-C02 Class 1B			5.574% due 04/20/44 (Ê)	842	139
12.688% due 09/25/28 (Ê)	610	761	Series 2014-H11 Class GI
Series 2016-C03 Class 2B			Interest Only STRIP
12.939% due 10/25/28 (Ê)	575	727	1.480% due 06/20/64	3,352	270
Series 2016-C05 Class 2M2			Series 2015-80 Class IA
4.944% due 01/25/29 (Ê)	345	353	Interest Only STRIP
Fannie Mae REMICS			4.500% due 06/20/45	687	116
Series 2016-70 Class QI			Series 2015-89 Class IP
Interest Only STRIP			Interest Only STRIP
3.500% due 10/25/46	6,366	866	4.000% due 02/20/45	1,261	169
Freddie Mac REMICS			Series 2015-149 Class KI
Series 2016-4621 Class QI			Interest Only STRIP
Interest Only STRIP			4.000% due 10/20/45	944	137
3.500% due 10/15/46	1,589	215

See accompanying notes which are an integral part of the financial statements.

386 Unconstrained Total Return Fund

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)					Amounts in thousands (except share amounts)
		Principal		Fair			Principal		Fair
	Amount ($)			Value		Amount ($)			Value
		or Shares		$			or Shares		$
Series 2016-27 Class IB					Cross Currency Options
Interest Only STRIP					(USD/JPY)
4.000% due 11/20/45		2,437		335	Dec 2016 104.00 Call (1)	USD	8,000	(ÿ)	130
					Dec 2016 108.00 Call (1)	USD	8,000	(ÿ)	18
Series 2016-37 Class IW					Cross Curreny Options
Interest Only STRIP					(AUD/USD)
4.500% due 02/20/46		2,428		486	Dec 2016 0.75 Put (1)	AUD	4,534	(ÿ)	57
Series 2016-77 Class SC					Fannie Mae Bonds
Interest Only STRIP					Nov 2016 100.28 Call (1)	USD	10,000	(ÿ)	10
5.574% due 10/20/45 (Ê)		843		181	Dec 2016 103.02 Call (1)	USD	24,000	(ÿ)	83
Series 2016-104 Class GI					Dec 2016 103.17 Call (1)	USD	14,000	(ÿ)	39
Interest Only STRIP					United States 5 Year
4.500% due 01/20/46		2,198		183	Treasury Note Futures
Series 2016-H15 Class AI					Nov 2016 120.00 Put (48)	USD	5,760	(ÿ)	5
Interest Only STRIP					Total Options Purchased
2.634% due 07/20/66		2,667		347	(cost $479)				581
Series 2016-H20 Class BI
Interest Only STRIP					Short-Term Investments – 51.9%
1.562% due 09/20/66		3,267		266	ABN AMRO Bank
Series 2016-H23 Class NI					1.051% due 01/31/17 (~)		1,500		1,496
Interest Only STRIP					Allianz SE
2.830% due 10/20/66		3,314		492	0.836% due 12/16/16 (ç)(~)		1,500		1,498
JPMBB Commercial Mortgage					Cablevision Systems Corp.
Securities Trust					8.625% due 09/15/17		750		784
Series 2013-C15 Class D					Caterpillar International
5.214% due 11/15/45 (Þ)		345		334	0.851% due 12/08/16 (ç)(~)		1,000		999
JPMorgan Chase Commercial
					CIT Group, Inc.
Mortgage Securities Trust					4.250% due 08/15/17		400		405
Series 2012-C6 Class E					Credit Agricole Corporate and
5.365% due 05/15/45 (Þ)		500		478	Investment Bank
Series 2013-C13 Class D					1.028% due 02/21/17 (~)		1,500		1,495
4.189% due 01/15/46 (Þ)		500		473	Credit Suisse AG
Merrill Lynch Mortgage Trust					1.272% due 03/27/17 (~)		1,000		995
Series 2008-C1 Class D					DNB NOR Bank ASA
6.475% due 02/12/51 (Þ)		175		176	0.747% due 01/13/17 (~)		1,500		1,498
Morgan Stanley Capital I Trust					DZ Bank AG Deutsche
Series 2007-HQ11 Class AJ					1.010% due 02/28/17 (~)		1,500		1,495
5.508% due 02/12/44		251		250	Icahn Enterprises, LP / Icahn
Series 2011-C3 Class E					Enterprises Finance Corp.
5.324% due 07/15/49 (Þ)		93		96	Series WI
UBS-Barclays Commercial Mortgage					3.500% due 03/15/17		650		650
Trust					KBC Bank NV
Series 2012-C2 Class E					1.016% due 01/05/17 (~)		1,500		1,497
4.886% due 05/10/63 (Å)		155		150	Kiwibank Limited
Wells Fargo Commercial Mortgage					0.954% due 02/01/17 (~)		1,500		1,496
Trust					Land Securities Group PLC
Series 2013-LC12 Class D					1.576% due 01/09/17 (~)		1,500		1,496
4.434% due 07/15/46 (Þ)		207		187	Landesbank Hessen-Thuringen
				65,267	Girozentrale
					0.911% due 01/11/17 (~)		1,500		1,497
Total Long-Term Investments					LVMH Financia Belgique SA
(cost $168,535)				167,889	0.938% due 01/23/17 (~)		1,500		1,497
					Macquarie Bank, Ltd.
Options Purchased - 0.2%					0.955% due 01/09/17 (~)		1,500		1,497
(Number of Contracts)					Merck Financial Services
Cross Currency Options					0.761% due 01/06/17 (~)		1,500		1,498
(EUR/USD)					Mitsubishi UFJ Trust and Banking
Sep 2017 1.25 Call (1)	EUR	21,955	(ÿ)	66	1.165% due 03/31/17 (~)		1,500		1,493
Cross Currency Options
(USD/CAD)					Mizuho Bank, Ltd.
Jan 2017 1.27 Put (1)	USD	445	(ÿ)	173	0.975% due 01/19/17 (~)		1,500		1,497
					Nationwide Building

See accompanying notes which are an integral part of the financial statements.

Unconstrained Total Return Fund 387

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)

	Principal		Fair
	Amount ($)		Value
	or Shares		$
0.572% due 01/09/17 (~)	1,500		1,498
Russell U.S. Cash Management Fund	87,553,770	(8)	87,573
SBAB Statens Bostadsfinansier
0.936% due 02/01/17 (~)	1,500		1,496
Schlumberger Finance BV
0.867% due 12/20/16 (ç)(~)	1,500		1,498
0.787% due 01/09/17 (~)	1,500		1,498
Standard Chartered Bank
(0.207)% due 04/05/17 (~)	1,500		1,648
Sumitomo Mitsui Banking Corp.
1.019% due 02/06/17 (~)	1,500		1,496
Swedbank AB
0.855% due 12/14/16 (ç)(~)	1,500		1,498
Toyota Finance Australia, Ltd.
0.791% due 11/22/16 (ç)(~)	1,500		1,498
United States Treasury Bills
0.163% due 11/03/16 (ç)(~)(§)	350		350
0.117% due 11/10/16 (ç)(~)(§)	181		181
0.277% due 11/17/16 (ç)(~)(§)	1,650		1,650
Total Short-Term Investments
(cost $126,685)			126,668

Total Investments 120.9%
(identified cost $295,699)			295,138

Other Assets and Liabilities,
Net – (20.9%)			(51,141)

Net Assets - 100.0%			243,997

See accompanying notes which are an integral part of the financial statements.

388 Unconstrained Total Return Fund

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2016

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)
			Principal	Cost per		Cost	Fair Value
	Acquisition		Amount ($)		Unit	(000)	(000)
% of Net Assets Securities	Date		or shares		$	$	$
0.2%
UBS-Barclays Commercial Mortgage Trust	09/23/16		155,000		94.26	146	150
Zais CLO 5, Ltd.	09/23/16		300,000		95.54	287	287
							437
For a description of restricted securities see note 8 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
							Unrealized
						Appreciation
	Number of		Notional		Expiration	(Depreciation)
	Contracts		Amount		Date		$
Long Positions
Australia 10 Year Bond Futures		223	AUD	29,575	12/16		(582)
CBOE Volatility Index Futures		15	USD	258	11/16		(11)
Euro-Bund Options Futures		134	EUR	53	11/16		35
United States 10 Year Treasury Note Futures		221	USD	28,648	12/16		(302)
Short Positions
Euro-Bund Options Futures		117	EUR	18,974	12/16		382
Euro-Bund Options Futures		60	EUR	49	11/16		(13)
FTSE 100 Index Futures		10	GBP	693	12/16		—
Long Gilt Futures		141	GBP	17,673	12/16		854
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							363

Options Written
Amounts in thousands (except contract amounts)
		Number of	Strike	Notional		Expiration	Fair Value
	Call/Put	Contracts	Price	Amount		Date	$
Cross Currency Options (AUD/USD)	Put	1	0.73	AUD	4,412	12/30/16	(25)
Cross Currency Options (USD/JPY)	Call	1	106.00	USD	16,000	12/01/16	(111)
Fannie Mae Bonds	Put	1	100.28	USD	10,000	11/07/16	(55)
Fannie Mae Bonds	Put	1	103.02	USD	24,000	12/06/16	(142)
Fannie Mae Bonds	Put	1	103.17	USD	14,000	12/06/16	(96)
United States 5 Year Treasury Note Futures	Call	38	121.00	USD	4,598	11/25/16	(10)
United States 5 Year Treasury Note Futures	Call	38	121.75	USD	4,627	11/25/16	(2)
United States 5 Year Treasury Note Futures	Put	16	120.75	USD	1,932	11/25/16	(5)
Total Liability for Options Written (premiums received $276)							(446)

Transactions in options written contracts for the period ended October 31, 2016 were as follows:
			Number of		Premiums
			Contracts		Received
Outstanding September 23, 2016				—	$—
Opened				97	276
Closed				—	—
Expired				—	—
Outstanding October 31, 2016				97	$276

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
BNP Paribas	CAD	2,000	USD	1,517	11/22/16	25

See accompanying notes which are an integral part of the financial statements.

Unconstrained Total Return Fund 389

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
BNP Paribas	EUR	4,200	USD	4,645	11/22/16	31
Commonwealth Bank of Australia	USD	4,383	GBP	3,343	11/08/16	(290)
Commonwealth Bank of Australia	USD	2,603	JPY	261,833	11/08/16	(106)
Commonwealth Bank of Australia	GBP	2,006	USD	2,630	11/08/16	174
Commonwealth Bank of Australia	NOK	36,036	USD	4,448	11/08/16	87
Goldman Sachs	AUD	46	USD	35	11/22/16	—
Royal Bank of Canada	USD	1,749	AUD	2,289	11/08/16	(8)
Royal Bank of Canada	USD	2,623	AUD	3,433	11/08/16	(12)
Royal Bank of Canada	USD	1,732	NZD	2,371	11/08/16	(37)
Royal Bank of Canada	USD	2,598	NZD	3,556	11/08/16	(56)
Royal Bank of Canada	AUD	5,722	USD	4,372	11/08/16	20
Royal Bank of Canada	SEK	14,913	USD	1,752	11/08/16	101
Royal Bank of Canada	SEK	22,370	USD	2,628	11/08/16	151
State Street	USD	12	AUD	16	11/08/16	—
State Street	USD	45	AUD	58	11/08/16	—
State Street	USD	16	CAD	22	11/08/16	—
State Street	USD	42	CAD	56	11/08/16	—
State Street	USD	7	CHF	6	11/08/16	—
State Street	USD	17	CHF	16	11/08/16	—
State Street	USD	106	EUR	97	11/08/16	—
State Street	USD	1,752	EUR	1,556	11/08/16	(43)
State Street	USD	5	GBP	4	11/08/16	—
State Street	USD	272	GBP	223	11/08/16	1
State Street	USD	107	JPY	11,258	11/08/16	—
State Street	USD	1,662	JPY	174,573	11/08/16	3
State Street	USD	117	NOK	938	11/08/16	(4)
State Street	USD	2,600	NOK	21,453	11/08/16	(4)
State Street	USD	16	NZD	22	11/08/16	—
State Street	USD	24	NZD	34	11/08/16	—
State Street	USD	29	NZD	40	11/08/16	—
State Street	USD	43	NZD	60	11/08/16	—
State Street	AUD	23	USD	18	11/08/16	—
State Street	AUD	35	USD	27	11/08/16	—
State Street	AUD	40	USD	31	11/08/16	—
State Street	AUD	3,398	USD	2,585	11/08/16	1
State Street	CHF	35	USD	35	11/08/16	—
State Street	CHF	87	USD	88	11/08/16	—
State Street	EUR	18	USD	20	11/08/16	—
State Street	EUR	1,588	USD	1,741	11/08/16	(3)
State Street	GBP	7	USD	9	11/08/16	1
State Street	GBP	134	USD	163	11/08/16	—
State Street	JPY	174,573	USD	1,726	11/08/16	60
State Street	NOK	657	USD	80	11/08/16	—
State Street	SEK	764	USD	85	11/08/16	—
State Street	SEK	1,147	USD	127	11/08/16	—
UBS	USD	4,396	CAD	5,724	11/08/16	(130)
UBS	USD	4,381	EUR	3,890	11/08/16	(110)
UBS	CHF	1,693	USD	1,755	11/08/16	44
UBS	CHF	4,233	USD	4,388	11/08/16	109
UBS	EUR	1,556	USD	1,752	11/08/16	44
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						49

See accompanying notes which are an integral part of the financial statements.

390 Unconstrained Total Return Fund

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2016

Total Return Swap Contracts (*)
Amounts in thousands
		Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Amount		Date	$
Markit IOS Index	Goldman Sachs	USD	10,773	01/12/41	62
Markit IOS Index	Goldman Sachs	USD	16,257	01/12/45	95
Markit IOS Index	Goldman Sachs	USD	29,483	01/12/45	176
Total Fair Value of Open Total Return Swap Contracts Premiums Paid (Received) - $— (å)					333

(*) Total return swaps (which includes index swaps) are agreements between counterparties to exchange cash flows, one based on a market-linked returns of an individual asset or a basket of assets (i.e. an index), and the other on a fixed or floating rate. The floating rate fees were based on 1
Month LIBOR rate plus a fee ranging from 3.500 to 4.500%.

Interest Rate Swap Contracts

Amounts in thousands
							Termination	Fair Value
Counterparty	Notional Amount		Fund Receives		Fund Pays		Date	$
Barclays	USD	32,972	Three Month LIBOR	1.029%			09/26/18	25
Barclays	USD	11,061	Three Month LIBOR	0.990%			09/30/18	16
Barclays	USD	2,751	1.194%	Three Month LIBOR			09/26/21	(16)
Barclays	USD	7,160	1.459%	Three Month LIBOR			09/26/26	(146)
Barclays	USD	585	1.452%	Three Month LIBOR			09/27/26	(13)
Barclays	USD	722	Three Month LIBOR	1.463%			09/27/26	15
Barclays	USD	1,003	1.412%	Three Month LIBOR			09/29/26	(26)
Barclays	USD	8,204	Three Month LIBOR	1.411%			09/30/26	206
Barclays	USD	1,217	1.410%	Three Month LIBOR			10/03/26	(31)
Barclays	USD	814	1.596%	Three Month LIBOR			10/19/26	(7)
Barclays	USD	1,296	1.592%	Three Month LIBOR			10/19/26	(12)
Barclays	USD	737	1.582%	Three Month LIBOR			10/20/26	(7)
Barclays	USD	658	1.590%	Three Month LIBOR			10/24/26	(6)
Barclays	USD	644	1.576%	Three Month LIBOR			10/25/26	(7)
Barclays	USD	4,357	Three Month LIBOR	1.585%			10/25/26	42
Barclays	USD	2,725	Three Month LIBOR	1.601%			10/27/26	22
Barclays	USD	1,194	Three Month LIBOR	1.640%			10/28/26	5
Barclays	USD	844	Three Month LIBOR	1.704%			11/01/26	—
Barclays	USD	1,505	Three Month LIBOR	1.690%			11/02/26	—
Barclays	USD	3,931	1.788%	Three Month LIBOR			09/26/46	(234)
Total Fair Value on Open Interest Rate Swap Contracts Premiums Paid (Received) – ($1) (å)								(174)

Credit Default Swap Contracts

Amounts in thousands

Credit Indices
						Fund (Pays)/
						Receives	Termination	Fair Value
Reference Entity			Counterparty	Notional Amount		Fixed Rate	Date	$
CMBX NA Index		Goldman Sachs		USD	15,000	3.000%	01/17/47	(1,266)
CMBX NA Index		Goldman Sachs		USD	3,159	3.000%	05/11/63	(257)
CMBX NA Index		Goldman Sachs		USD	424	3.000%	01/17/47	(36)
CMBX NA Index		Goldman Sachs		USD	734	3.000%	01/17/47	(62)
CMBX NA Index		Goldman Sachs		USD	430	(5.000%)	01/17/47	66
Total Fair Value on Open Credit Default Swap Contracts Premiums Paid (Received) - ($1,435) (å)								(1,555)

See accompanying notes which are an integral part of the financial statements.

Unconstrained Total Return Fund 391

Russell Investment Company
Unconstrained Total Return Fund

Schedule of Investments, continued — October 31, 2016

Presentation of Portfolio Holdings
Amounts in thousands
Fair Value

				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Long-Term Investments
Corporate Bonds and Notes	$—	$51,172	$—	$—	$51,172	21.0
International Debt	—	10,676	—	—	10,676	4.4
Loan Agreements	—	40,774	—	—	40,774	16.7
Mortgage-Backed Securities	—	64,997	270	—	65,267	26.7
Options Purchased	5	576	—	—	581	0.2
Short-Term Investments	—	39,095	—	87,573	126,668	51.9
Total Investments	5	207,290	270	87,573	295,138	120.9
Other Assets and Liabilities, Net						(20.9)
						100.0
Other Financial Instruments
Assets
Futures Contracts	1,271	—	—	—	1,271	0.5
Foreign Currency Exchange Contracts	—	852	—	—	852	0.3
Total Return Swap Contracts	—	333	—	—	333	0.1
Interest Rate Swap Contracts	—	331	—	—	331	0.1
Credit Default Swap Contracts	—	66	—	—	66	—*
A
Liabilities
Futures Contracts	(908)	—	—	—	(908)	(0.4)
Options Written	(17)	(429)	—	—	(446)	(0.2)
Foreign Currency Exchange Contracts	—	(803)	—	—	(803)	(0.3)
Interest Rate Swap Contracts	—	(505)	—	—	(505)	(0.2)
Credit Default Swap Contracts	—	(1,621)	—	—	(1,621)	(0.7)
Total Other Financial Instruments**	$346	$(1,776)	$—	$—	$(1,430)

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
*** Refer to Schedule of Investments for detailed sector breakout.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016 see note 2 in the Notes to
Financial Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2016 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

392 Unconstrained Total Return Fund

Russell Investment Company
Unconstrained Total Return Fund

Fair Value of Derivative Instruments — October 31, 2016

Amounts in thousands

			Foreign
	Equity	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*	$—	$—	$444	$137
Unrealized appreciation on foreign currency exchange contracts	—	—	852	—
Variation margin on futures contracts**	—	—	—	1,271
Total return swap contracts, at fair value	—	—	—	333
Interest rate swap contracts, at fair value	—	—	—	331
Credit default swap contracts, at fair value	—	66	—	—
Total	$—	$66	$1,296	$2,072

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts**	$11	$—	$—	$897
Unrealized depreciation on foreign currency exchange contracts	—	—	803	—
Options written, at fair value	—	—	136	310
Interest rate swap contracts, at fair value	—	—	—	505
Credit default swap contracts, at fair value	—	1,621	—	—
Total	$11	$1,621	$939	$1,712
			Foreign
	Equity	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$—	$—	$—	$2
Total return swap contracts	—	—	—	529
Credit default swap contracts	—	4	—	—
Foreign currency-related transactions***	—	—	67	—
Total	$—	$4	$67	$531

Location: Statement of Operations - Net change in unrealized appreciation
(depreciation)
Investments****	$—	$—	$131	$(30)
Futures contracts	(11)	—	—	374
Options written	—	—	(39)	(131)
Total return swap contracts	—	—	—	333
Interest rate swap contracts	—	—	—	(173)
Credit default swap contracts	—	(120)	—	—
Foreign currency-related transactions*****	—	—	48	—
Total	$(11)	$(120)	$140	$373

* Fair value of purchased options.
** Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
*** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
**** Includes net unrealized gain (loss) on purchased options as reported in the Schedule of Investments.
***** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Unconstrained Total Return Fund 393

Russell Investment Company
Unconstrained Total Return Fund

Balance Sheet Offsetting Financial and Derivative Instruments — October 31, 2016

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Options Purchased Contracts	Investments, at fair value	$581	$ — $	581
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	852	—	852
Futures Contracts	Variation margin on futures contracts	642	—	642
Total Return Swap Contracts	Total return swap contracts, at fair value	333	—	333
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value	331	—	331
Credit Default Swap Contracts	Credit default swap contracts, at fair value	66	—	66
Total Financial and Derivative Assets		2,805	—	2,805
Financial and Derivative Assets not subject to a netting agreement		(977)	—	(977)
Total Financial and Derivative Assets subject to a netting agreement		$1,828	$ — $	1,828

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
BNP Paribas	$228	$—	$—	$ 228
Commonwealth Bank of Australia	261	261	—	—
Goldman Sachs	671	536	—	135
JPMorgan Chase	132	132	—	—
Royal Bank of Canada	272	113	—	159
State Street	68	56	—	12
UBS	196	196	—	—
Total	$1,828	$1,294	$—	$ 534

See accompanying notes which are an integral part of the financial statements.

394 Unconstrained Total Return Fund

Russell Investment Company
Unconstrained Total Return Fund

Balance Sheet Offsetting Financial and Derivative Instruments, continued — October
31, 2016

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$53	$ — $	53
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	803	—	803
Options Written Contracts	Options written, at fair value	446	—	446
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value	505	—	505
Credit Default Swap Contracts	Credit default swap contracts, at fair value	1,621	—	1,621
Total Financial and Derivative Liabilities		3,428	—	3,428
Financial and Derivative Liabilities not subject to a netting agreement		(562)	—	(562)
Total Financial and Derivative Liabilities subject to a netting agreement		$2,866	$ — $	2,866

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Commonwealth Bank of Australia	$397	$261	$—	$ 136
Goldman Sachs	1,768	536	—	1,232
JPMorgan Chase	293	132	—	161
Royal Bank of Canada	113	113	—	—
State Street	56	56	—	—
UBS	239	196	—	43
Total	$2,866	$1,294	$—	$ 1,572

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Unconstrained Total Return Fund 395

Russell Investment Company
Unconstrained Total Return Fund

Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$295,699
Investments, at fair value(>)	295,138
Cash	2,662
Cash (restricted)(a)(b)	1,803
Foreign currency holdings(^)	72
Unrealized appreciation on foreign currency exchange contracts	852
Receivables:
Dividends and interest	973
Dividends from affiliated Russell funds	55
Investments sold	52,534
From broker	642
Variation margin on futures contracts	642
Prepaid expenses	77
Total return swap contracts, at fair value(8)	333
Interest rate swap contracts, at fair value(•)	331
Credit default swap contracts, at fair value(+)	66
Total assets	356,180

Liabilities
Payables:
Investments purchased	108,048
Fund shares redeemed	541
Accrued fees to affiliates	53
Other accrued expenses	113
Variation margin on futures contracts	53
Unrealized depreciation on foreign currency exchange contracts	803
Options written, at fair value(x)	446
Interest rate swap contracts, at fair value(•)	505
Credit default swap contracts, at fair value(+)	1,621
Total liabilities	112,183
Commitments and Contingencies (1)

Net Assets	$243,997

(1) See note 9 in the Notes to Financial Statements for a detailed description of commitments and contingencies.

See accompanying notes which are an integral part of the financial statements.

396 Unconstrained Total Return Fund

Russell Investment Company
Unconstrained Total Return Fund

Statement of Assets and Liabilities, continued — October 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$976
Accumulated net realized gain (loss)	207
Unrealized appreciation (depreciation) on:
Investments	(561)
Futures contracts	363
Options written	(170)
Total return swap contracts	333
Interest rate swap contracts	(173)
Credit default swap contracts	(120)
Foreign currency-related transactions	48
Shares of beneficial interest	243
Additional paid-in capital	242,851
Net Assets	$243,997

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$10.04
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$10.43
Class A — Net assets	$101,495
Class A — Shares outstanding ($.01 par value)	10,107
Net asset value per share: Class C(#)	$10.03
Class C — Net assets	$102,716
Class C — Shares outstanding ($.01 par value)	10,237
Net asset value per share: Class E(#)	$10.04
Class E — Net assets	$100,418
Class E — Shares outstanding ($.01 par value)	10,000
Net asset value per share: Class S(#)	$10.05
Class S — Net assets	$208,024
Class S — Shares outstanding ($.01 par value)	20,709
Net asset value per share: Class Y(#)	$10.04
Class Y — Net assets	$243,484,773
Class Y — Shares outstanding ($.01 par value)	24,260,123
Amounts in thousands
(^) Foreign currency holdings - cost	$72
(x) Premiums received on options written	$276
(8) Total return swap contracts - premiums paid (received)	$—
(+) Credit default swap contracts - premiums paid (received)	$(1,435)
(•) Interest rate swap contracts - premiums paid (received)	$(1)
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$87,573

(a) Cash Collateral for Futures	$1,611
(b) Cash Collateral for Swaps	$192
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Unconstrained Total Return Fund 397

Russell Investment Company
Unconstrained Total Return Fund

Statement of Operations — For the Period Ended October 31, 2016(1)

Amounts in thousands
Investment Income
Dividends from affiliated Russell funds	$84
Interest	752
Total investment income	836

Expenses
Advisory fees	263
Administrative fees	13
Custodian fees (1)	25
Distribution fees - Class A	—**
Distribution fees - Class C	—**
Transfer agent fees - Class A	—**
Transfer agent fees - Class C	—**
Transfer agent fees - Class E	—**
Transfer agent fees - Class S	—**
Transfer agent fees - Class Y	1
Professional fees	79
Registration fees	6
Shareholder servicing fees - Class C	—**
Shareholder servicing fees - Class E	—**
Trustees’ fees	1
Printing fees	3
Offering fees	10
Miscellaneous	1
Expenses before reductions	402
Expense reductions	(211)
Net expenses	191
Net investment income (loss)	645

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(69)
Futures contracts	2
Total return swap contracts	529
Credit default swap contracts	4
Foreign currency-related transactions	77
Net realized gain (loss)	543
Net change in unrealized appreciation (depreciation) on:
Investments	(561)
Futures contracts	363
Options written	(170)
Total return swap contracts	333
Interest rate swap contracts	(173)
Credit default swap contracts	(120)
Foreign currency-related transactions	48
Net change in unrealized appreciation (depreciation)	(280)
Net realized and unrealized gain (loss)	263
Net Increase (Decrease) in Net Assets from Operations	$908

**      Less than $500.
(1)     For the period September 23, 2016 (commencement of operations) to October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

398 Unconstrained Total Return Fund

Russell Investment Company
Unconstrained Total Return Fund

Statement of Changes in Net Assets

For the Periods Ended (1)
Amounts in thousands	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$645
Net realized gain (loss)	543
Net change in unrealized appreciation (depreciation)	(280)
Net increase (decrease) in net assets from operations	908

Distributions
From net investment income
Class S	(—)**
Class Y	(15)
Net decrease in net assets from distributions	(15)

Share Transactions*
Net increase (decrease) in net assets from share transactions	243,104
Total Net Increase (Decrease) in Net Assets	243,997

Net Assets
Beginning of period	—
End of period	$243,997
Undistributed (overdistributed) net investment income included in net assets	$976

** Less than $500.
(1) For the period September 23, 2016 (commencement of operations) to October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Unconstrained Total Return Fund 399

Russell Investment Company
Unconstrained Total Return Fund

Statement of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the period ended October 31, 2016 were as follows:
	2016	(1)
	Shares		Dollars

Class A
Proceeds from shares sold	10		$101
Net increase (decrease)	10		101
Class C
Proceeds from shares sold	10		102
Net increase (decrease)	10		102
Class E
Proceeds from shares sold	10		100
Net increase (decrease)	10		100
Class S
Proceeds from shares sold	21		207
Net increase (decrease)	21		207
Class Y
Proceeds from shares sold	24,773		247,725
Proceeds from reinvestment of distributions	1		15
Payments for shares redeemed	(514)		(5,146)
Net increase (decrease)	24,260		242,594
Total increase (decrease)	24,311		$243,104

(1) For the period September 23, 2016 (commencement of operations) to October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

400 Unconstrained Total Return Fund

(This page intentionally left blank)

Russell Investment Company
Unconstrained Total Return Fund

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout the Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	$
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Total Distributions
Class A
October 31, 2016(9)	10.00	.02	.02	.04	—	—

Class C
October 31, 2016(9)	10.00	.01	.02	.03	—	—

Class E
October 31, 2016(9)	10.00	.02	.02	.04	—	—

Class S
October 31, 2016(9)	10.00	.03	.02	.05	—(f)	—(f)

Class Y
October 31, 2016(9)	10.00	.03	.01	.04	—(f)	—(f)

See accompanying notes which are an integral part of the financial statements.

402 Unconstrained Total Return Fund

			%	%	%
$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)
10.04	.40	101	1.70	.90	2.28	43
10.03	.30	103	2.46	1.65	1.54	43
10.04	.40	100	1.70	.90	2.28	43
10.05	.50	208	1.47	.65	2.81	43
10.04	.41	243,485	1.26	.45	2.72	43

See accompanying notes which are an integral part of the financial statements.

Unconstrained Total Return Fund 403

Russell Investment Company
Unconstrained Total Return Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Advisory fees	$41,398
Administration fees	10,099
Distribution fees	85
Shareholder servicing fees	42
Transfer agent fees	997
Trustee fees	790
$53,411

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
Russell U.S. Cash Management Fund $	— $	447,668	$360,123	$15	$13	$87,573	$84	$—
$	— $	447,668	$360,123	$15	$13	$87,573	$84	$—

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$295,614,980
Unrealized Appreciation	$129,081
Unrealized Depreciation	(606,263)
Net Unrealized Appreciation (Depreciation)	$(477,182)
Undistributed Ordinary Income	$1,838,328
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$582,187
Tax Composition of Distributions
Ordinary Income	$14,857

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transactions, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$346
Accumulated net realized gain (loss)	(336)
Additional paid-in capital	(10)

See accompanying notes which are an integral part of the financial statements.

404 Unconstrained Total Return Fund

Russell Investment Company
Russell Strategic Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

Russell Strategic Bond Fund - Class A‡			Russell Strategic Bond Fund - Class R6‡‡‡
	Total			Total
	Return			Return
1 Year	0.78%		1 Year	5.26%
5 Years	2.76	%§	5 Years	4.00	%§
10 Years	4.26	%§	10 Years	5.09	%§

Russell Strategic Bond Fund - Class C‡‡			Russell Strategic Bond Fund - Class S‡‡‡‡
	Total			Total
	Return			Return
1 Year	4.01%		1 Year	5.04%
5 Years	2.79	%§	5 Years	3.82	%§
10 Years	4.03	%§	10 Years	4.97	%§

Russell Strategic Bond Fund - Class E			Russell Strategic Bond Fund - Class Y
	Total			Total
	Return			Return
1 Year	4.84%		1 Year	5.18%
5 Years	3.57	%§	5 Years	3.98	%§
10 Years	4.71	%§	10 Years	5.08	%§

Russell Strategic Bond Fund - Class I			Bloomberg Barclays U.S. Aggregate Bond Index**C
	Total			Total
	Return			Return
1 Year	5.06%		1 Year	4.37%
5 Years	3.87	%§	5 Years	2.90	%§
10 Years	4.99	%§	10 Years	4.64	%§

Russell Strategic Bond Fund 405

Russell Investment Company
Russell Strategic Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The Russell Strategic Bond Fund (the “Fund”) employs a multi-	environment, the Fund’s strategic overweight to credit provided a
manager approach whereby portions of the Fund are allocated to	tailwind to benchmark relative performance.
different money manager strategies. Fund assets not allocated to	The Fund’s global strategies also added value over the period. In
money managers are managed by Russell Investment Management,	particular, the convergence of bond yields globally was a boost
LLC (“RIM”), the Fund’s advisor. RIM may change the allocation	to the performance of the Fund’s bias toward higher real yield
of the Fund’s assets among money managers at any time. An	government bonds.
exemptive order from the Securities and Exchange Commission
(“SEC”) permits RIM to engage or terminate a money manager	How did the investment strategies and techniques employed
at any time, subject to approval by the Fund’s Board, without a	by the Fund and its money managers affect its benchmark-
shareholder vote. Pursuant to the terms of the exemptive order,	relative performance?
the Fund is required to notify its shareholders within 90 days of	The Fund employs discretionary money managers. The Fund’s
when a money manager begins providing services. As of October	discretionary money managers select the individual portfolio
31, 2016, the Fund had six money managers.	securities for the assets assigned to them. Fund assets not
What is the Fund’s investment objective?	allocated to discretionary money managers include the Fund’s
The Fund seeks to provide current income, and as a secondary	liquidity reserves and assets which may be managed directly by
objective, capital appreciation.	RIM to effect the Fund’s investment strategies and/or to actively manage the Fund’s overall exposures by investing in securities or
How did the Fund perform relative to its benchmark for the	other instruments that RIM believes will achieve the desired risk/
fiscal year ended October 31, 2016?	return profile for the Fund.
For the fiscal year ended October 31, 2016, the Fund’s Class A,	With respect to certain of the Fund’s money managers, Schroder
Class C, Class E, Class I, Class R6, Class S and Class Y Shares	Investment Management North America Inc. (“Schroder”), the
gained 4.70%, 4.01%, 4.84%, 5.06%, 5.26%, 5.04% and 5.18%,	Fund’s securitized assets specialist, was the best performing
respectively. This is compared to the Fund’s benchmark, the	manager for the period and outperformed the Fund’s benchmark.
Bloomberg Barclays U.S. Aggregate Bond Index, which gained	Credit risk was generally rewarded across all sectors, but
4.37% during the same period. The Fund’s performance includes	securitized credit held up better during the sell-off early in the
operating expenses, whereas index returns are unmanaged and do	period than corporate credit, which was more hurt by energy
not include expenses of any kind.	exposure and earnings declines. Fundamentally, further strength
For the fiscal year ended October 31, 2016, the Morningstar®	in U.S. home prices supported Schroder’s holding of residential
Intermediate-Term Bond Category, a group of funds that	mortgage-backed securities.
Morningstar considers to have investment strategies similar to	Scout Investments, LLC (“Scout”) was the worst performing
those of the Fund, gained 4.33%. This return serves as a peer	manager over the period, but still meaningfully outperformed the
comparison and is expressed net of operating expenses.	benchmark during the year. Scout took an underweight position to
RIM may assign a money manager a benchmark other than the	corporate credit midway through the year, but markets continued
Fund’s index. However, the Fund’s primary index remains the	to rally, which was a drag on performance. Still, tactical rotation
benchmark for the Fund.	into energy credits during December and January more than made up for those losses later in the period.
How did the market conditions described in the Market	During the period, RIM utilized futures and swaps to seek to
Summary report affect the Fund’s performance?	achieve the Fund benchmark’s duration exposures with respect to
The fiscal year ended October 31, 2016 was characterized	the portion of the Fund allocated to cash reserves. This performed
by a sharply risk off market early in the period followed by a	as intended and was a positive in terms of absolute return
similar sharp rebound and extended rally in risky assets (e.g.,	contribution, but lagged the benchmark as credit derivatives
lower rated credit and emerging market currencies). Overall, this	underperformed the cash bonds in the index.
proved positive for most fixed income sectors around the globe.
Yield curves on global government bonds tended to flatten over	RIM also managed a three-pronged strategy to seek to generate
the period supporting longer maturity bonds and the asset class	active returns through currency positioning by supplementing the
in general. Corporate and emerging sovereign credit markets	Fund’s existing active currency mandate with a more mechanistic
suffered from December to February, but returns turned positive	strategy and to further reduce the Fund’s reliance on traditional
as the year went on and eventually very significantly so. In this	fixed income market risks. This approach incorporates a currency overlay, an index replication and an enhanced cash strategy.
The currency overlay utilizes currency forward contracts to take

406 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

long and short positions in global foreign exchange markets.	Management Limited was hired in June 2016 to replace Principal,
Because the currency overlay is an out-of-benchmark position,	which RIM considers to be an upgrade in long term return
RIM managed an index replication strategy in connection with	potential. At the end of the period, Logan Circle Partners, L.P. and
the currency overlay to provide benchmark-like exposure to	Schroder were given new manager-level benchmarks and roles as
its overall strategy. The enhanced cash strategy is designed to	sector specialists covering the corporate and securitized portions
provide for modest returns on the cash held in connection with the	of the Fund benchmark, respectively, while RIM instituted a
currency overlay and index replication strategies. Over the fiscal	new positioning strategy to match the government portion of the
year, the currency overlay strategy was positive for the Fund’s	benchmark. This positioning strategy purchases a physical bond
benchmark-relative performance, but the benchmark replication	portfolio that seeks to replicate the Bloomberg Barclays U.S.
strategy underperformed due to its reliance on derivatives rather	Government Index and replaced the derivatives-based enhanced
than cash bonds.	cash strategy discussed above. Schroder was added to the Fund in
RIM also implemented a global real yield strategy using global	September 2016 when Brookfield Investment Management Inc.’s
government bond futures to take long positions in high quality	securities product team (formerly a money manager to the Fund)
government bonds whose net-of-inflation yields are expected to	was purchased by Schroder.
be relatively high and short positions where net-of-inflation yield	Money Managers as of October 31,
is expected to be relatively low. This strategy had a considerably	2016	Styles
positive impact on performance over the summer as Brexit	Colchester Global Investors Limited	Fully Discretionary
accelerated the convergence of real interest rates globally.	Logan Circle Partners, L.P.	Sector Specialist
Throughout the period, RIM also implemented tactical ‘tilts’ based	Pareto Investment Management Limited	Fully Discretionary
on its judgments regarding shorter-term opportunities to seek to	Schroder Investment Management North
	America Inc.	Sector Specialist
generate returns and/or mitigate risk by purchasing and shorting	Scout Investments, LLC	Fully Discretionary
U.S. Treasury futures, credit derivatives and currency forward	Western Asset Management Company
contracts. These tilts had a modestly positive benchmark-relative	and Western Asset Management Company
contribution during the period due to RIM’s tactical addition of	Limited	Fully Discretionary
credit risk via derivatives in the first half of the period.	The views expressed in this report reflect those of the
portfolio managers only through the end of the period
Describe any changes to the Fund’s structure or the money	covered by the report. These views do not necessarily
manager line-up.	represent the views of RIM, or any other person in RIM or
A number of changes were effected over the period. Wellington	any other affiliated organization. These views are subject
Management Company, LLP (“Wellington”), Principal Global	to change at any time based upon market conditions or
Investors LLC (“Principal”), and Metropolitan West Asset	other events, and RIM disclaims any responsibility to
Management LLC were all terminated during the year. In June	update the views contained herein. These views should not
2016, Western Asset Management Company (with its affiliate	be relied on as investment advice and, because investment
Western Asset Management Company Limited) was hired largely	decisions for a Russell Investment Company (“RIC”) Fund
to replace Wellington with a multi-strategy core plus manager,	are based on numerous factors, should not be relied on as
but one with a heavy emphasis on credit in light of the significant	an indication of investment decisions of any RIC Fund.
credit opportunities available in the market. Pareto Investment

Russell Strategic Bond Fund 407

Russell Investment Company
Russell Strategic Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

^ In prior years, the performance of the Fund’s Class I shares was used in the line graph. Class S Shares will have substantially similar annual returns as the Class
I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the
Class S Shares do not have the same expenses as the Class I Shares.

* Assumes initial investment on November 1, 2006.

** The Bloomberg Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

Effective August 24, 2016 the Barclays fixed income benchmark indices, including the Barclays Aggregate family of indices, were renamed the Bloomberg
C
Barclays family of indices.

‡ The Fund first issued Class A Shares on September 2, 2008.  The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%.  Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

‡‡ The Fund first issued Class C Shares on September 2, 2008.  The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares.  Had they done so, the returns shown for those periods would have been lower.  Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡ The Fund first issued Class R6 Shares on March 1, 2016.  The returns shown for Class R6 Shares prior to that date are the returns of the Fund’s Class Y
Shares.  Class R6 Shares will have substantially similar annual returns as the Class Y Shares because the Shares of each Class are invested in the same portfolio of securities.  Annual returns for each Class will differ only to the extent that the Class R6 Shares do not have the same expenses as the Class Y Shares.

‡‡‡‡ The Fund first issued Class S Shares on September 2, 2008.  The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I
Shares.  Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities.  Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

408 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including distribution (12b-1) and/or service fees and other			Performance (5%
Fund expenses. The Example is intended to help you understand		Actual	return before
your ongoing costs (in dollars) of investing in the Fund and to	Class A	Performance	expenses)
Beginning Account Value
compare these costs with the ongoing costs of investing in other	May 1, 2016	$1,000.00	$1,000.00
mutual funds. The Example is based on an investment of $1,000	Ending Account Value
invested at the beginning of the period and held for the entire	October 31, 2016	$1,020.20	$1,020.31
period indicated, which for this Fund is from May 1, 2016 to	Expenses Paid During Period*	$4.87	$4.88

October 31, 2016.	* Expenses are equal to the Fund's annualized expense ratio of 0.96%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
The information in the table under the heading “Actual	year period). May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2016	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2016	$1,017.30	$1,016.54
	Expenses Paid During Period*	$8.67	$8.67
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 1.71%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/366 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period). May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class E	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2016	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2016	$1,021.30	$1,020.31
of other funds.	Expenses Paid During Period*	$4.88	$4.88

* Expenses are equal to the Fund's annualized expense ratio of 0.96%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Russell Strategic Bond Fund 409

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Russell Strategic Bond Fund

Shareholder Expense Example, continued — October 31, 2016 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class I	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,022.90	$1,021.77
Expenses Paid During Period*	$3.41	$3.40

* Expenses are equal to the Fund's annualized expense ratio of 0.67%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R6	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,023.30	$1,022.22
Expenses Paid During Period*	$2.95	$2.95

* Expenses are equal to the Fund's annualized expense ratio of 0.58%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/246 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,022.30	$1,021.57
Expenses Paid During Period*	$3.61	$3.61

* Expenses are equal to the Fund's annualized expense ratio of 0.71%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,022.50	$1,022.37
Expenses Paid During Period*	$2.80	$2.80

* Expenses are equal to the Fund's annualized expense ratio of 0.55%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

410 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Long-Term Investments - 90.9%			1.020% due 02/22/19	18,180	18,182
Asset-Backed Securities - 6.0%			Citigroup Mortgage Loan Trust, Inc.
Access Group, Inc.			Series 2007-WFH1 Class A3
Series 2003-A Class A2			0.734% due 01/25/37 (Ê)	939	931
1.515% due 07/01/38 (Ê)	1,149	1,147	Series 2007-WFH1 Class A4
Accredited Mortgage Loan Trust			0.784% due 01/25/37 (Ê)	7,880	7,569
Series 2006-1 Class A4			Conseco Finance Securitizations Corp.
0.814% due 04/25/36 (Ê)	3,510	3,171	Series 2001-4 Class A4
Series 2006-2 Class A4			7.360% due 08/01/32	1,196	1,270
0.852% due 09/25/36 (Ê)	9,855	8,668	Conseco Financial Corp.
American Express Credit Account			Series 1997-7 Class A6
Master Trust			6.760% due 07/15/28	61	61
Series 2014-2 Class A			CWABS, Inc. Asset-Backed Certificates
1.260% due 01/15/20	5,485	5,493	Trust
AmeriCredit Automobile Receivables			Series 2006-S8 Class A3
Trust			5.555% due 04/25/36	2,069	2,057
Series 2013-1 Class C			Dryden Senior Loan Fund
1.570% due 01/08/19	3,777	3,780	Series 2015-37A Class A
Series 2013-3 Class C			2.380% due 04/15/27 (Ê)(Þ)	7,150	7,156
2.380% due 06/10/19	8,235	8,287	Federal Home Loan Mortgage Corp.
Series 2013-5 Class B			Structured Pass-Through Securities
1.520% due 01/08/19	1,180	1,181	Series 2000-30 Class A5
			6.669% due 12/25/30	3	3
Series 2015-2 Class A3			Fieldstone Mortgage Investment Trust
1.270% due 01/08/20	5,546	5,549	Series
Applebees/IHOP Funding LLC			Series 2004-4 Class M3
Series 2014-1 Class A2			2.484% due 10/25/35 (Ê)	2,191	2,092
4.277% due 09/05/44 (Þ)	1,650	1,666
Argent Securities, Inc. Asset-Backed			Ford Credit Auto Owner Trust
Pass-Through Certificates			Series 2015-A Class A3
Series 2005-W4 Class A2D			1.280% due 09/15/19	1,295	1,297
0.567% due 02/25/36 (Ê)	2,662	1,890	GMACM Home Equity Loan Trust
Bank of The West Auto Trust			Series 2007-HE2 Class A2
Series 2014-1 Class A3			6.054% due 12/25/37	2,480	2,429
1.090% due 03/15/19 (Þ)	4,951	4,951	Series 2007-HE2 Class A3
Bear Stearns Second Lien Trust			6.193% due 12/25/37	635	624
Series 2007-SV1A Class A2			Greenpoint Manufactured Housing
1.232% due 12/25/36 (Å)(Ê)	1,058	1,036	Series 1999-1 Class A5
BMW Vehicle Owner Trust			6.770% due 08/15/29	2,554	2,504
Series 2013-A Class A3			Series 1999-3 Class 1A7
0.670% due 11/27/17	149	148	7.270% due 06/15/29	3,769	3,748
BNC Mortgage Loan Trust			GSAA Trust
Series 2007-2 Class A5			Series 2006-S1 Class 2M2
0.756% due 05/25/37 (Ê)	3,575	2,831	5.850% due 08/25/34 (Å)	3,469	3,032
Capital One Multi-Asset Execution Trust			GSAMP Trust
Series 2014-A1 Class A1			Series 2006-HE5 Class A2C
1.080% due 11/15/19 (Ê)	11,975	11,980	0.742% due 08/25/36 (Ê)	5,046	4,415
Centex Home Equity Loan Trust			Hertz Vehicle Financing LLC
Series 2006-A Class AV4			Series 2015-2A Class A
0.842% due 06/25/36 (Ê)	4,230	4,114	2.020% due 09/25/19 (Þ)	5,305	5,277
Chase Issuance Trust			Home Equity Asset Trust
Series 2007-A2 Class A2			Series 2005-9 Class M1
0.588% due 04/15/19 (Ê)	2,925	2,924	1.002% due 04/25/36 (Ê)	2,977	2,737
Series 2014-A6 Class A6			Series 2006-3 Class M1
1.260% due 07/15/19	5,365	5,375	0.982% due 07/25/36 (Ê)	3,950	3,339
Series 2016-A7 Class A7			Series 2006-4 Class 2A4
1.060% due 09/16/19	9,775	9,773	0.872% due 08/25/36 (Ê)	3,729	3,278
Citibank Credit Card Issuance Trust			Honda Auto Receivables Owner Trust
Series 2013-A12 Class A12			Series 2015-2 Class A3
1.018% due 11/07/18 (Ê)	4,985	4,985	1.040% due 02/21/19	6,805	6,804
Series 2014-A2 Class A2			HSI Asset Securitization Corp. Trust

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 411

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2007-WF1 Class 2A4			922.000% due 09/25/36 (Ê)	5,340	4,537
0.842% due 05/25/37 (Ê)	9,069	7,886	Series 2007-A Class AV4
Hyundai Auto Receivables Trust			0.822% due 03/25/37 (Ê)	4,290	3,744
Series 2013-C Class A3			Newcastle Mortgage Securities Trust
1.010% due 02/15/18	496	496	Series 2006-1 Class M3
Series 2015-A Class A3			0.982% due 03/25/36 (Ê)	5,600	4,534
1.050% due 04/15/19	1,675	1,675	Nissan Auto Receivables Owner Trust
Series 2015-C Class A2B			Series 2013-B Class A4
0.908% due 11/15/18 (Ê)	904	905	1.310% due 10/15/19	3,415	3,420
Series 2015-C Class A3			Park Place Securities, Inc.
1.460% due 02/18/20	1,730	1,737	Series 2004-WHQ2 Class M2
Irwin Home Equity Loan Trust			1.470% due 02/25/35 (Ê)	5,816	5,829
Series 2006-1 Class 2A3			Popular ABS Mortgage Pass-Through
5.770% due 09/25/35 (Å)	3,204	3,248	Trust
Series 2007-1 Class 2A2			Series 2006-D Class A3
5.960% due 08/25/37 (Å)	1,388	1,416	0.852% due 11/25/46 (Ê)	5,455	4,876
IXIS Real Estate Capital Trust			Purchasing Power Funding LLC
Series 2006-HE1 Class A3			Series 2015-A Class A2
0.992% due 03/25/36 (Ê)	1,749	1,099	4.750% due 12/15/19 (Þ)	2,320	2,323
Series 2006-HE1 Class A4			RAMP Trust
1.192% due 03/25/36 (Ê)	4,751	3,045	Series 2006-RZ1 Class M4
Series 2006-HE2 Class A3			1.162% due 03/25/36 (Ê)	5,000	3,842
0.752% due 08/25/36 (Ê)	642	255	Renaissance Home Equity Loan Trust
Series 2006-HE2 Class A4			Series 2006-1 Class AF6
0.852% due 08/25/36 (Ê)	5,308	2,176	5.746% due 05/25/36	1,467	985
Series 2007-HE1 Class A3			Santander Drive Auto Receivables Trust
0.752% due 05/25/37 (Ê)	6,937	2,450	Series 2012-4 Class D
Lehman ABS Manufactured Housing			3.500% due 06/15/18	5,188	5,210
Contract Trust			Series 2016-1 Class A2A
Series 2001-B Class A6			1.410% due 07/15/19	2,861	2,864
6.467% due 04/15/40	375	390	Saxon Asset Securities Trust
Series 2001-B Class M1			Series 2007-2 Class A2C
6.630% due 04/15/40	1,615	1,714	0.832% due 05/25/47 (Ê)	6,388	4,589
Mastr Asset Backed Securities Trust			SBA Small Business Investment Cos.
Series 2005-NC2 Class A3			Series 2016-10B Class 1
1.092% due 11/25/35 (Ê)	5,079	3,419	2.051% due 09/10/26	270	271
Series 2006-HE5 Class A3			Securitized Asset Backed Receivables
0.752% due 11/25/36 (Ê)	3,559	2,327	LLC Trust
Series 2006-NC2 Class A4			Series 2007-BR4 Class A2B
0.742% due 08/25/36 (Ê)	10,675	5,539	0.792% due 05/25/37 (Ê)	6,044	3,775
Series 2006-NC3 Class A5			Series 2007-BR5 Class A2A
0.802% due 10/25/36 (Ê)	6,202	3,888	0.722% due 05/25/37 (Ê)	3,367	2,605
Mercedes-Benz Auto Receivables Trust			Series 2007-NC1 Class A2C
Series 2016-1 Class A2A			0.802% due 12/25/36 (Ê)	1,660	932
1.110% due 03/15/19	8,630	8,632	SLM Private Credit Student Loan Trust
Merrill Lynch Mortgage Investors Trust			Series 2005-B Class A2
Series 2006-FF1 Class M4			1.030% due 03/15/23 (Ê)	579	578
0.962% due 08/25/36 (Ê)	5,348	5,158	Series 2005-B Class A4
Mid-State Capital Corp. Trust			1.180% due 06/15/39 (Ê)	1,880	1,686
Series 2005-1 Class A			SLM Student Loan Trust
5.745% due 01/15/40	1,762	1,886	Series 2006-1 Class A5
MSCC Heloc Trust			0.992% due 07/26/21 (Ê)	1,100	1,049
Series 2007-1 Class A			Series 2008-9 Class A
0.625% due 12/25/31 (Ê)	791	787	2.382% due 04/25/23 (Ê)	4,440	4,445
National Collegiate Student Loan Trust			Series 2008-9 Class B
Series 2006-4 Class A3			3.132% due 10/25/83 (Ê)	1,300	1,253
0.852% due 02/26/29 (Ê)	700	677	SoFi Professional Loan Program LLC
Nationstar Home Equity Loan Trust			Series 2014-B Class A2
Series 2006-B Class M1			2.550% due 08/27/29 (Þ)	3,269	3,308
			Soundview Home Loan Trust

See accompanying notes which are an integral part of the financial statements.

412 Russell Strategic Bond Fund

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2005-4 Class M2			10.200% due 02/06/39	2,685	4,946
1.062% due 03/25/36 (Ê)	3,870	3,455	5.375% due 01/31/44	390	476
Structured Asset Investment Loan Trust			Amazon.com, Inc.
Series 2006-2 Class A3			4.950% due 12/05/44	400	467
0.626% due 04/25/36 (Ê)	2,395	2,167	American Airlines Pass-Through Trust
Structured Asset Securities Corp.			Series 2011-1 Class A
Mortgage Loan Trust			5.250% due 01/31/21	1,404	1,520
Series 2006-BC2 Class A3			Series 2013-2 Class A
0.742% due 09/25/36 (Ê)	3,581	3,135	4.950% due 01/15/23	3,196	3,488
Series 2006-BC5 Class A4			Series 2014-1 Class B
0.762% due 12/25/36 (Ê)	2,553	2,336	4.375% due 10/01/22	1,963	1,975
Series 2006-BC6 Class A4			Series B
0.762% due 01/25/37 (Ê)	4,749	4,355	5.250% due 01/15/24	2,048	2,146
Series 2006-WF3 Class A4			American Axle & Manufacturing, Inc.
0.902% due 09/25/36 (Ê)	5,740	5,458	6.625% due 10/15/22	360	380
Series 2007-BC1 Class A4			American Builders & Contractors Supply
0.722% due 02/25/37 (Ê)	9,294	8,475	Co., Inc.
United States Small Business			5.750% due 12/15/23 (Þ)	360	375
Administration			American Express Credit Corp.
Series 2016-20G Class 1			1.700% due 10/30/19	3,960	3,962
2.040% due 07/01/36	1,170	1,165	Series F
USAA Auto Owner Trust			2.600% due 09/14/20	5,515	5,642
Series 2016-1 Class A2			American Honda Finance Corp.
1.070% due 03/15/19	5,555	5,554	1.155% due 12/11/17 (Ê)	570	571
		331,314	American International Group, Inc.
Corporate Bonds and Notes - 18.9%			6.400% due 12/15/20	6,480	7,545
21st Century Fox America, Inc.			4.875% due 06/01/22	2,325	2,596
6.900% due 08/15/39	3,050	4,012	3.750% due 07/10/25	1,000	1,044
AbbVie, Inc.			Amgen, Inc.
1.750% due 11/06/17	2,915	2,925	3.625% due 05/22/24	100	105
2.500% due 05/14/20	6,474	6,555	4.400% due 05/01/45	500	509
3.600% due 05/14/25	1,400	1,428	4.663% due 06/15/51 (Þ)	100	102
ADT Corp. (The)			Anadarko Petroleum Corp.
3.500% due 07/15/22	440	417	4.850% due 03/15/21	650	706
4.125% due 06/15/23	405	396	5.550% due 03/15/26	300	341
AES Corp.			6.450% due 09/15/36	7,657	9,086
5.500% due 03/15/24	370	376	4.500% due 07/15/44	750	706
Aetna, Inc.			6.600% due 03/15/46	470	581
1.700% due 06/07/18	1,625	1,630	Anheuser-Busch InBev Finance, Inc.
1.900% due 06/07/19	2,285	2,303	2.650% due 02/01/21	3,230	3,303
2.400% due 06/15/21	300	303	3.300% due 02/01/23	4,200	4,384
2.800% due 06/15/23	3,420	3,466	3.650% due 02/01/26	5,915	6,224
3.200% due 06/15/26	600	602	4.700% due 02/01/36	3,880	4,301
Albemarle Corp.			4.900% due 02/01/46	4,120	4,711
4.150% due 12/01/24	1,633	1,735	Anthem, Inc.
Series 30YR			1.875% due 01/15/18	4,505	4,521
5.450% due 12/01/44	3,885	4,352	3.700% due 08/15/21	250	266
Alcatel-Lucent USA, Inc.			3.125% due 05/15/22	3,665	3,785
6.450% due 03/15/29	700	772	Apache Corp.
Allegheny Technologies, Inc.			3.250% due 04/15/22	100	103
5.950% due 01/15/21	475	439	5.100% due 09/01/40	900	951
Allison Transmission, Inc.			4.750% due 04/15/43	180	188
5.000% due 10/01/24 (Þ)	570	581	4.250% due 01/15/44	120	118
Ally Financial, Inc.			Apollo Management Holdings, LP
3.600% due 05/21/18	6,095	6,149	4.400% due 05/27/26 (Þ)	2,560	2,643
3.250% due 11/05/18	3,385	3,385	Apple, Inc.
8.000% due 11/01/31	1,140	1,362	1.637% due 02/22/19 (Ê)	3,380	3,436
Altria Group, Inc.			1.176% due 05/06/19 (Ê)	2,725	2,732
2.850% due 08/09/22	1,500	1,543	2.450% due 08/04/26	1,750	1,715
9.950% due 11/10/38	515	928	Arconic, Inc.

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 413

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
6.750% due 07/15/18	1,050	1,123	1.500% due 04/11/19 (Þ)	5,640	5,643
5.400% due 04/15/21	525	559	Boeing Co. (The)
5.900% due 02/01/27	350	369	4.875% due 02/15/20	700	775
5.950% due 02/01/37	350	344	Boston Properties, LP
Assurant, Inc.			2.750% due 10/01/26	2,810	2,715
2.500% due 03/15/18	3,723	3,760	Burlington Northern Santa Fe LLC
AT&T, Inc.			4.150% due 04/01/45	305	323
3.000% due 02/15/22	250	254	Capital One Bank NA
3.400% due 05/15/25	2,070	2,063	Series BKNT
4.800% due 06/15/44	1,000	985	2.250% due 02/13/19	4,335	4,385
4.350% due 06/15/45	650	596	Capital One NA
4.550% due 03/09/49 (Þ)	6,287	5,921	2.350% due 08/17/18	3,705	3,744
AutoNation, Inc.			Series BKNT
4.500% due 10/01/25	3,455	3,615	1.650% due 02/05/18	4,560	4,564
Avon Products, Inc.			Cardinal Health, Inc.
6.500% due 03/01/19	490	517	1.700% due 03/15/18	4,453	4,467
BAC Capital Trust XIV			CCO Holdings LLC / CCO Holdings
Series G			Capital Corp.
4.000% due 09/29/49 (Ê)(ƒ)	500	410	5.375% due 05/01/25 (Þ)	760	781
Ball Corp.			Celgene Corp.
5.250% due 07/01/25	720	766	3.550% due 08/15/22	200	210
Bank of America Corp.			3.875% due 08/15/25	500	524
5.750% due 12/01/17	1,000	1,045	5.000% due 08/15/45	1,300	1,395
5.000% due 05/13/21	1,600	1,774	CenturyLink, Inc.
2.503% due 10/21/22	3,020	3,013	Series G
4.250% due 10/22/26	1,150	1,208	6.875% due 01/15/28	350	329
6.110% due 01/29/37	2,855	3,466	CF Industries, Inc.
5.000% due 01/21/44	1,000	1,145	3.450% due 06/01/23	965	901
4.875% due 04/01/44	2,000	2,258	5.150% due 03/15/34	700	629
Series GMTN			Charter Communications Operating LLC
3.300% due 01/11/23	2,100	2,160	/ Charter Communications Operating
3.500% due 04/19/26	12,515	12,846	Capital
			4.464% due 07/23/22 (Þ)	5,185	5,523
Series L			4.908% due 07/23/25 (Þ)	200	216
2.600% due 01/15/19	310	315	6.384% due 10/23/35 (Þ)	1,890	2,178
Series X
6.250% due 09/29/49 (ƒ)	420	440	Chesapeake Energy Corp.
			6.125% due 02/15/21	310	284
Bank of America NA			5.750% due 03/15/23	50	43
Series BKNT
1.750% due 06/05/18	6,965	7,001	Chevron Corp.
			1.076% due 11/15/17 (Ê)	1,595	1,597
2.050% due 12/07/18	1,815	1,835	1.411% due 05/16/18 (Ê)	875	879
Bank of Montreal			1.790% due 11/16/18	750	756
Series YCD			2.954% due 05/16/26	2,760	2,816
1.395% due 12/11/17 (Ê)(~)	7,590	7,599	Chubb INA Holdings, Inc.
Bank of New York Mellon Corp. (The)			2.300% due 11/03/20	150	153
2.600% due 08/17/20	6,805	6,983	2.875% due 11/03/22	2,020	2,105
2.200% due 08/16/23	3,970	3,913	3.350% due 05/03/26	1,200	1,261
Barrick NA Finance LLC			Cisco Systems, Inc.
5.700% due 05/30/41	200	229	1.850% due 09/20/21	3,065	3,060
5.750% due 05/01/43	2,000	2,334	CIT Group, Inc.
BB&T Corp.			5.000% due 08/01/23	630	671
2.050% due 06/19/18	4,590	4,636	Citigroup Capital III
Becton Dickinson and Co.			7.625% due 12/01/36	2,825	3,471
3.734% due 12/15/24	300	320
4.685% due 12/15/44	100	109	Citigroup, Inc.
			1.630% due 11/24/17 (Ê)	7,300	7,320
Berkshire Hathaway Energy Co.			1.800% due 02/05/18	8,815	8,832
6.500% due 09/15/37	350	476	2.150% due 07/30/18	3,715	3,741
Blue Cube Spinco, Inc.			3.200% due 10/21/26	2,465	2,459
Series WI			4.450% due 09/29/27	8,920	9,398
10.000% due 10/15/25	6,255	7,506	8.125% due 07/15/39	590	900
BMW US Capital LLC

See accompanying notes which are an integral part of the financial statements.

414 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
5.300% due 05/06/44	800	882	Delta Air Lines Pass-Through Trust
4.650% due 07/30/45	3,910	4,278	Series 2002-1 Class G-1
Series P			6.718% due 01/02/23	352	405
5.950% due 12/31/49 (ƒ)	1,900	1,943	Series 2007-1 Class A
Clear Channel Worldwide Holdings, Inc.			6.821% due 08/10/22	2,927	3,486
Series B			Devon Energy Corp.
6.500% due 11/15/22	3,650	3,718	5.850% due 12/15/25	7,168	8,217
Cliffs Natural Resources, Inc.			5.000% due 06/15/45	550	532
4.875% due 04/01/21	525	442	Devon Financing Co. LLC
CME Group, Inc.			7.875% due 09/30/31	3,835	4,882
5.300% due 09/15/43	200	248	Diageo Investment Corp.
CNOOC Finance USA LLC			2.875% due 05/11/22	600	625
3.500% due 05/05/25	1,300	1,320	Diamond 1 Finance Corp. / Diamond 2
Comcast Cable Communications			Finance Corp
Holdings, Inc.			3.480% due 06/01/19 (Þ)	1,000	1,026
9.455% due 11/15/22	400	558	4.420% due 06/15/21 (Þ)	1,840	1,924
Comcast Corp.			5.450% due 06/15/23 (Þ)	7,795	8,347
1.625% due 01/15/22	2,870	2,812	7.125% due 06/15/24 (Þ)	630	690
3.375% due 08/15/25	200	210	8.350% due 07/15/46 (Þ)	4,250	5,150
3.200% due 07/15/36	420	400	Diamond Offshore Drilling, Inc.
6.400% due 03/01/40	700	956	5.875% due 05/01/19	590	616
Commonwealth Edison Co.			4.875% due 11/01/43	445	326
5.800% due 03/15/18	1,745	1,850	Discovery Communications LLC
Concho Resources, Inc.			4.900% due 03/11/26	2,761	3,001
5.500% due 04/01/23	570	583	6.350% due 06/01/40	2,445	2,671
ConocoPhillips Co.			DISH DBS Corp.
1.050% due 12/15/17	357	355	6.750% due 06/01/21	235	252
Constellation Brands, Inc.			5.875% due 07/15/22	150	155
4.750% due 11/15/24	370	405	Series WI
Continental Resources, Inc.			5.875% due 11/15/24	650	655
3.800% due 06/01/24	1,040	957	Dollar Tree, Inc.
4.900% due 06/01/44	305	259	Series WI
Cox Communications, Inc.			5.750% due 03/01/23	490	522
3.350% due 09/15/26 (Þ)	2,640	2,603	Dollar Tree, Inc. Term Loan B3
Credit Suisse			3.000% due 07/06/22 (Ê)	222	224
1.750% due 01/29/18	5,245	5,248	Dominion Resources, Inc.
Crestwood Midstream Partners, LP /			7.000% due 06/15/38	150	198
Crestwood Midstream Finance Corp.			Dresdner Funding Trust I
6.125% due 03/01/22	400	409	8.151% due 06/30/31 (Þ)	350	416
Crown Castle Towers LLC			Duke Energy Carolinas LLC
3.222% due 05/15/22 (Þ)	3,610	3,730	5.300% due 02/15/40	200	247
CVS Health Corp.			4.250% due 12/15/41	100	108
2.750% due 12/01/22	600	610	Duke Energy Progress LLC
2.875% due 06/01/26	5,585	5,544	4.100% due 03/15/43	1,545	1,628
5.125% due 07/20/45	7,422	8,658	Eaton Corp.
Daimler Finance NA LLC			2.750% due 11/02/22	1,000	1,019
2.000% due 08/03/18 (Þ)	6,630	6,674	4.150% due 11/02/42	250	257
1.750% due 10/30/19 (Þ)	3,850	3,849	Ecolab, Inc.
Darden Restaurants, Inc.			4.350% due 12/08/21	100	111
6.800% due 10/15/37	3,610	4,209	Embarq Corp.
DaVita, Inc.			7.995% due 06/01/36	700	710
5.000% due 05/01/25	770	743	EMC Corp.
DCP Midstream LLC			1.875% due 06/01/18	350	345
5.350% due 03/15/20 (Þ)	1,295	1,334	2.650% due 06/01/20	800	778
DCP Midstream Operating, LP			3.375% due 06/01/23	595	559
2.500% due 12/01/17	685	680	Emera US Finance, LP
3.875% due 03/15/23	560	545	3.550% due 06/15/26 (Þ)	2,575	2,630
5.600% due 04/01/44	175	164	4.750% due 06/15/46 (Þ)	1,755	1,865
Dell, Inc.			Energy Transfer Partners, LP
7.100% due 04/15/28	735	777	4.050% due 03/15/25	5,120	5,057

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 415

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
6.050% due 06/01/41	2,678	2,726	3.550% due 03/01/22	1,300	1,193
5.150% due 03/15/45	1,385	1,290	3.875% due 03/15/23	700	632
EnLink Midstream Partners, LP			4.550% due 11/14/24	700	642
2.700% due 04/01/19	3,100	3,098	5.400% due 11/14/34	320	276
4.150% due 06/01/25	525	512	5.450% due 03/15/43	640	531
5.050% due 04/01/45	370	330	Fresenius Medical Care US Finance II,
Enterprise Products Operating LLC			Inc.
			4.750% due 10/15/24 (Þ)	740	771
Series B
7.034% due 01/15/68	2,890	3,051	Frontier Communications Corp.
			9.000% due 08/15/31	525	457
EOG Resources, Inc.
4.150% due 01/15/26	200	217	General Electric Co.
EP Energy LLC / Everest Acquisition			5.250% due 12/06/17	3,805	3,973
Finance, Inc.			5.300% due 02/11/21	900	1,022
Series WI			5.875% due 01/14/38	1,835	2,397
6.375% due 06/15/23	640	435	4.500% due 03/11/44	2,400	2,699
Exelon Corp.			Series GMTN
2.850% due 06/15/20	2,590	2,666	3.100% due 01/09/23	679	715
Express Scripts Holding Co.			6.150% due 08/07/37	583	779
3.000% due 07/15/23	3,130	3,113	6.875% due 01/10/39	5,855	8,575
Exxon Mobil Corp.			Series NOTZ
1.000% due 03/15/19 (Ê)	4,555	4,552	1.680% due 04/15/20 (Ê)	1,140	1,150
3.043% due 03/01/26	500	517	General Motors Co.
4.114% due 03/01/46	250	270	3.500% due 10/02/18	380	390
Farmers Exchange Capital III			4.875% due 10/02/23	6,470	6,966
5.454% due 10/15/54 (Þ)	3,275	3,265	6.250% due 10/02/43	650	744
Fidelity National Information Services,			5.200% due 04/01/45	2,375	2,422
Inc.			General Motors Financial Co., Inc.
2.850% due 10/15/18	3,345	3,421	4.375% due 09/25/21	150	159
Fifth Third Bank			4.250% due 05/15/23	100	104
Series BKNT			5.250% due 03/01/26	3,440	3,746
2.875% due 10/01/21	2,900	3,008	Genworth Holdings, Inc.
First Data Corp.			7.200% due 02/15/21	490	454
5.375% due 08/15/23 (Þ)	1,810	1,873	7.625% due 09/24/21	560	525
First Union Capital II			Georgia-Pacific LLC
Series A			8.875% due 05/15/31	2,360	3,694
7.950% due 11/15/29	1,575	2,082	Gilead Sciences, Inc.
FirstEnergy Corp.			2.550% due 09/01/20	5,100	5,227
Series A			3.650% due 03/01/26	1,300	1,363
2.750% due 03/15/18	200	202	4.000% due 09/01/36	2,580	2,584
Series B			4.750% due 03/01/46	1,125	1,215
4.250% due 03/15/23	1,400	1,485	Glencore Funding LLC
Series C			2.875% due 04/16/20 (Þ)	2,340	2,352
7.375% due 11/15/31	1,900	2,471	GLP Capital, LP / GLP Financing II, Inc.
FirstEnergy Solutions Corp.			5.375% due 11/01/23	550	590
6.050% due 08/15/21	700	544	Goldman Sachs Capital I
Florida East Coast Holdings Corp.			6.345% due 02/15/34	7,265	8,762
6.750% due 05/01/19 (Þ)	320	322	Goldman Sachs Capital II
Ford Motor Co.			4.000% due 06/01/43 (Ê)(ƒ)	17	14
4.750% due 01/15/43	10	10	Goldman Sachs Group, Inc. (The)
Ford Motor Credit Co. LLC			5.250% due 07/27/21	1,900	2,135
1.724% due 12/06/17	1,000	1,000	2.350% due 11/15/21	5,300	5,268
2.551% due 10/05/18	6,880	6,963	3.850% due 07/08/24	1,445	1,525
3.157% due 08/04/20	1,750	1,794	4.250% due 10/21/25	1,200	1,255
5.875% due 08/02/21	650	738	6.750% due 10/01/37	5,507	6,946
Series FXD			6.250% due 02/01/41	1,100	1,409
2.145% due 01/09/18	6,395	6,419	4.750% due 10/21/45	1,000	1,100
Freeport-McMoran Oil & Gas LLC / FCX			Series D
Oil & Gas, Inc.			6.000% due 06/15/20	1,875	2,118
6.875% due 02/15/23	100	104	Series GMTN
Freeport-McMoRan, Inc.			2.640% due 10/28/27 (Ê)	5,140	5,150

See accompanying notes which are an integral part of the financial statements.

416 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series O			6.400% due 05/15/38	3,135	4,225
5.300% due 12/29/49 (ƒ)	2,400	2,445	4.950% due 06/01/45	2,260	2,484
Goodyear Tire & Rubber Co. (The)			Series H
5.125% due 11/15/23	330	341	1.700% due 03/01/18	990	993
Great Plains Energy, Inc.			JPMorgan Chase Capital XXIII
5.292% due 06/15/22	3,785	4,195	1.906% due 05/15/47 (Ê)	3,955	3,174
Halliburton Co.			Keurig Green Mountain, Inc. Term Loan
3.800% due 11/15/25	500	520	B
4.850% due 11/15/35	200	216	5.250% due 03/03/23 (Ê)	862	873
Harris Corp.			Kinder Morgan, Inc.
1.999% due 04/27/18	2,426	2,438	5.550% due 06/01/45	2,900	3,010
5.054% due 04/27/45	200	220	Kindred Healthcare, Inc.
HCA, Inc.			Series WI
5.375% due 02/01/25	830	847	8.750% due 01/15/23	380	369
Hewlett Packard Enterprise Co.			KKR Group Finance Co. II LLC
3.100% due 10/05/18 (Þ)	1,595	1,631	5.500% due 02/01/43 (Þ)	50	52
6.450% due 10/15/35 (Þ)	5,413	5,597	KKR Group Finance Co. III LLC
HSBC Bank USA			5.125% due 06/01/44 (Þ)	4,605	4,576
Series BKNT			KLA-Tencor Corp.
5.875% due 11/01/34	2,665	3,185	4.650% due 11/01/24	200	219
HSBC Finance Corp.			Kohl's Corp.
6.676% due 01/15/21	700	799	5.550% due 07/17/45	3,115	3,021
Humana, Inc.			Kraft Foods Group, Inc.
3.150% due 12/01/22	100	103	3.500% due 06/06/22	700	739
4.625% due 12/01/42	150	153	Kraft Heinz Foods Co.
Huntington National Bank (The)			4.875% due 02/15/25 (Þ)	7,609	8,360
2.200% due 11/06/18	3,696	3,731	5.200% due 07/15/45	150	168
Hyundai Capital America			Series WI
2.000% due 07/01/19 (Þ)	2,085	2,086	5.000% due 07/15/35	250	281
Intel Corp.			Kroger Co. (The)
3.700% due 07/29/25	150	164	5.150% due 08/01/43	150	172
4.900% due 07/29/45	100	115	L Brands, Inc.
International Business Machines Corp.			5.625% due 10/15/23	180	198
1.272% due 02/12/19 (Ê)	1,270	1,276	6.950% due 03/01/33	350	361
International Game Technology			Land O' Lakes, Inc.
7.500% due 06/15/19	245	272	6.000% due 11/15/22 (Þ)	4,290	4,730
International Lease Finance Corp.			Landry's, Inc. Term Loan B
7.125% due 09/01/18 (Þ)	1,000	1,089	4.000% due 09/22/23 (Ê)	960	965
5.875% due 08/15/22	1,370	1,509	Legg Mason, Inc.
International Paper Co.			4.750% due 03/15/26	4,399	4,695
8.700% due 06/15/38	1,735	2,556	Lockheed Martin Corp.
IPALCO Enterprises, Inc.			3.350% due 09/15/21	1,775	1,884
5.000% due 05/01/18	3,800	3,971	4.500% due 05/15/36	100	112
Jackson National Life Global Funding			Series 10YR
Series 144a			3.550% due 01/15/26	600	638
2.600% due 12/09/20 (Þ)	1,670	1,706	Lowe's Cos., Inc.
Janus Capital Group, Inc.			4.375% due 09/15/45	5,060	5,527
4.875% due 08/01/25	3,410	3,647	LyondellBasell Industries NV
JC Penney Corp., Inc.			4.625% due 02/26/55	3,285	3,113
7.400% due 04/01/37	525	480	M&T Bank Corp.
Joy Global, Inc.			6.875% due 12/29/49 (ƒ)	1,000	1,006
5.125% due 10/15/21	400	437	McDonald's Corp.
			2.100% due 12/07/18	2,975	3,012
JPMorgan Chase & Co.			3.700% due 01/30/26	400	423
2.750% due 06/23/20	2,755	2,821
2.550% due 03/01/21	3,340	3,390	Medtronic, Inc.
2.295% due 08/15/21	6,295	6,300	3.150% due 03/15/22	4,965	5,234
4.350% due 08/15/21	900	983	3.500% due 03/15/25	1,000	1,061
3.875% due 09/10/24	1,000	1,044	Merck & Co., Inc.
4.125% due 12/15/26	1,600	1,688	0.986% due 05/18/18 (Ê)	8,385	8,426
			2.750% due 02/10/25	300	306

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 417

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
MetLife, Inc.			8.250% due 03/01/19	600	683
6.400% due 12/15/36	670	751	3.900% due 11/15/24	1,000	1,028
10.750% due 08/01/39	3,910	6,393	5.250% due 11/15/43	100	105
4.050% due 03/01/45	2,220	2,204	NVR, Inc.
Metropolitan Life Global Funding I			3.950% due 09/15/22	3,200	3,372
1.350% due 09/14/18 (Þ)	9,700	9,647	Occidental Petroleum Corp.
2.500% due 12/03/20 (Þ)	2,000	2,040	3.125% due 02/15/22	200	209
MGM Resorts International			3.400% due 04/15/26	350	365
6.000% due 03/15/23	550	595	4.625% due 06/15/45	200	219
Microsoft Corp.			Oracle Corp.
2.400% due 08/08/26	1,350	1,324	1.900% due 09/15/21	4,385	4,368
3.450% due 08/08/36	20	20	2.650% due 07/15/26	2,215	2,185
3.750% due 02/12/45	1,000	996	PACCAR Financial Corp.
MidAmerican Energy Co.			1.650% due 02/25/19	1,400	1,409
3.500% due 10/15/24	1,500	1,614	1.200% due 08/12/19	1,236	1,229
Mondelez International, Inc.			Pacific Gas & Electric Co.
4.000% due 02/01/24	600	666	6.050% due 03/01/34	1,700	2,232
Monongahela Power Co.			5.800% due 03/01/37	400	512
4.100% due 04/15/24 (Þ)	1,815	1,974	Pfizer, Inc.
Morgan Stanley			1.150% due 06/15/18 (Ê)	7,545	7,574
5.950% due 12/28/17	1,000	1,051	Pharmacia LLC
2.282% due 10/24/23 (Ê)	7,970	7,960	6.500% due 12/01/18	2,065	2,280
Series GMTN			Philip Morris International, Inc.
7.300% due 05/13/19	1,000	1,131	2.500% due 08/22/22	600	610
3.875% due 01/27/26	4,925	5,193	4.500% due 03/20/42	250	270
MPLX LP			Pricoa Global Funding I
4.875% due 12/01/24	4,305	4,503	2.550% due 11/24/20 (Þ)	2,210	2,260
4.875% due 06/01/25	700	730	Prime Security Services Borrower LLC /
Murphy Oil Corp.			Prime Finance, Inc.
4.700% due 12/01/22	630	598	9.250% due 05/15/23 (Þ)	660	701
Mutual of Omaha Insurance Co.			Procter & Gamble Co. (The)
4.297% due 07/15/54 (Þ)	3,140	3,150	1.156% due 11/01/19 (Ê)	1,580	1,584
Mylan NV			Progress Energy, Inc.
3.950% due 06/15/26 (Þ)	8,555	8,533	4.400% due 01/15/21	200	218
5.250% due 06/15/46 (Þ)	2,480	2,511	Protective Life Global Funding
Nabors Industries, Inc.			2.700% due 11/25/20 (Þ)	1,100	1,125
5.000% due 09/15/20	525	531	PulteGroup, Inc.
4.625% due 09/15/21	455	450	6.000% due 02/15/35	350	348
Navient Corp.			Quebecor World Capital Corp.
8.450% due 06/15/18	790	854	4.875% due 01/02/49 (Ø)(Þ)	625	—
8.000% due 03/25/20	725	787	6.125% due 11/15/49 (Ø)	1,955	—
5.625% due 08/01/33	525	416	Quicken Loans, Inc.
NBCUniversal Media LLC			5.750% due 05/01/25 (Þ)	230	227
4.375% due 04/01/21	1,000	1,100	QVC, Inc.
NCL Corp., Ltd.			4.375% due 03/15/23	845	848
4.625% due 11/15/20 (Þ)	280	283	Rayonier AM Products, Inc.
			5.500% due 06/01/24 (Þ)	3,360	3,083
Neiman Marcus Group, Ltd. LLC			Regency Energy Partners, LP / Regency
8.750% due 10/15/21 (Þ)	530	417	Energy Finance Corp.
Netflix, Inc.			5.875% due 03/01/22	400	448
5.875% due 02/15/25	380	421	Reliance Standard Life Global Funding
New York Life Global Funding			II
1.450% due 12/15/17 (Þ)	4,880	4,895	2.500% due 01/15/20 (Þ)	3,380	3,407
Newell Brands, Inc.			Reynolds American, Inc.
3.150% due 04/01/21	150	156	6.875% due 05/01/20	5,400	6,277
3.850% due 04/01/23	4,225	4,484	3.250% due 06/12/20	250	261
5.000% due 11/15/23	819	875	5.850% due 08/15/45	1,600	1,989
4.200% due 04/01/26	250	270	Reynolds Group Issuer, Inc. / Reynolds
NGPL PipeCo LLC			Group Issuer LLC / Reynolds Group
7.119% due 12/15/17 (Þ)	650	679	Issuer Lu
Noble Energy, Inc.			5.750% due 10/15/20	500	513

See accompanying notes which are an integral part of the financial statements.

418 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
6.875% due 02/15/21	370	383	2.800% due 07/13/22	2,085	2,171
Rockies Express Pipeline LLC			Transcontinental Gas Pipe Line Co. LLC
5.625% due 04/15/20 (Þ)	182	191	7.850% due 02/01/26 (Þ)	800	1,015
Rowan Cos., Inc.			Tyson Foods, Inc.
4.875% due 06/01/22	350	301	5.150% due 08/15/44	100	113
4.750% due 01/15/24	420	353	Union Pacific Railroad Co. Pass-Through
Sabine Pass Liquefaction LLC			Trust
5.000% due 03/15/27 (Þ)	2,030	2,065	Series 06-1
Series WI			5.866% due 07/02/30	875	1,014
5.750% due 05/15/24	380	402	United Rentals NA, Inc.
Safeway, Inc.			5.750% due 11/15/24	380	394
7.250% due 02/01/31	490	489	United Technologies Corp.
Schlumberger Holdings Corp.			4.500% due 06/01/42	200	219
4.000% due 12/21/25 (Þ)	3,520	3,780	UnitedHealth Group, Inc.
Sealed Air Corp.			1.900% due 07/16/18	3,765	3,798
6.875% due 07/15/33 (Þ)	700	752	3.875% due 10/15/20	100	108
South Carolina Electric & Gas Co.			5.700% due 10/15/40	400	508
6.050% due 01/15/38	1,817	2,322	Univision Communications, Inc.
			5.125% due 05/15/23 (Þ)	550	558
Southwest Airlines Co.			5.125% due 02/15/25 (Þ)	380	381
2.650% due 11/05/20	3,130	3,201
Southwestern Energy Co.			US Airways Pass-Through Trust
5.800% due 01/23/20	175	174	Series 2012-1 Class A
6.700% due 01/23/25	875	834	5.900% due 10/01/24	2,432	2,787
Sprint Capital Corp.			Series A Class A
6.900% due 05/01/19	840	884	7.125% due 10/22/23	2,377	2,808
6.875% due 11/15/28	840	773	USF&G Capital III
8.750% due 03/15/32	6,715	6,816	8.312% due 07/01/46 (Þ)	5,426	7,309
Sprint Spectrum Co. LLC / Sprint			Valeant Pharmaceuticals International,
Spectrum Co II LLC / Sprint Spectrum			Inc.
Co III LLC			5.875% due 05/15/23 (Þ)	940	740
Series A-1			VEREIT Operating Partnership, LP
3.360% due 09/20/21 (Þ)	2,590	2,596	3.000% due 02/06/19	560	566
State Street Corp.			Verizon Communications, Inc.
4.956% due 03/15/18	1,000	1,042	2.606% due 09/14/18 (Ê)	600	616
Structured Adjustable Rate Mortgage			3.650% due 09/14/18	1,970	2,044
Loan Trust			1.375% due 08/15/19	5,665	5,617
2.600% due 10/28/31	1,680	1,675	5.150% due 09/15/23	5,885	6,732
Taylor Morrison Communities, Inc. /			6.400% due 09/15/33	550	686
Monarch Communities Inc			6.550% due 09/15/43	1,690	2,214
5.625% due 03/01/24 (Þ)	700	726	4.672% due 03/15/55	7,965	7,765
Teachers Insurance & Annuity
Association of America			Series WI
4.900% due 09/15/44 (Þ)	400	445	4.862% due 08/21/46	1,190	1,260
4.375% due 09/15/54 (Þ)	200	203	Viacom, Inc.
Tenet Healthcare Corp.			3.875% due 04/01/24	150	155
4.350% due 06/15/20 (Ê)	500	504	5.850% due 09/01/43	1,540	1,727
8.125% due 04/01/22	6,010	5,875	Visa, Inc.
Thermo Fisher Scientific, Inc.			3.150% due 12/14/25	1,000	1,043
2.950% due 09/19/26	1,400	1,379	4.300% due 12/14/45	1,650	1,841
Time Warner Cable LLC			Voya Financial, Inc.
4.125% due 02/15/21	1,000	1,062	2.900% due 02/15/18	2,585	2,628
7.300% due 07/01/38	400	505	Wachovia Capital Trust II
5.875% due 11/15/40	1,200	1,314	1.380% due 01/15/27 (Ê)	2,520	2,205
Time Warner, Inc.			Walgreens Boots Alliance, Inc.
4.750% due 03/29/21	6,070	6,682	3.450% due 06/01/26	1,500	1,529
7.700% due 05/01/32	1,000	1,382	Wal-Mart Stores, Inc.
TJX Companies, Inc. (The)			6.200% due 04/15/38	100	139
2.250% due 09/15/26	140	135	Waste Management, Inc.
			3.500% due 05/15/24	800	848
Toyota Motor Credit Corp.			WEA Finance LLC / Westfield UK &
Series GMTN			Europe Finance PLC
1.338% due 07/13/18 (Ê)	525	527	3.250% due 10/05/20 (Þ)	1,025	1,061

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 419

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Wells Fargo & Co.			5.000% due 03/30/20	2,961	3,243
2.500% due 03/04/21	2,895	2,927	Anglo American Capital PLC
4.600% due 04/01/21	1,500	1,647	3.625% due 05/14/20 (Þ)	1,050	1,055
2.117% due 10/31/23 (Ê)	9,430	9,406	ArcelorMittal
3.000% due 04/22/26	2,000	1,991	6.500% due 03/01/21	525	576
3.000% due 10/23/26	8,255	8,198	7.250% due 02/25/22	1,120	1,271
4.650% due 11/04/44	1,200	1,240	6.125% due 06/01/25	2,525	2,765
4.400% due 06/14/46	3,350	3,360	8.000% due 10/15/39	525	564
Series GMTN			7.750% due 03/01/41	350	368
2.600% due 07/22/20	5,385	5,487	Ardagh Packaging Finance PLC /
4.300% due 07/22/27	2,000	2,126	Ardagh Holdings USA, Inc.
4.900% due 11/17/45	1,700	1,827	3.850% due 12/15/19 (Ê)(Þ)	730	742
			Argentine Republic Government
West Corp.			International Bond
5.375% due 07/15/22 (Þ)	350	337	6.875% due 04/22/21 (Þ)	490	530
Western Gas Partners, LP			7.500% due 04/22/26 (Þ)	360	394
4.650% due 07/01/26	240	251	7.625% due 04/22/46 (Þ)	240	262
Westlake Chemical Corp.			Aristocrat International Pty, Ltd. Term
4.875% due 05/15/23 (Þ)	2,055	2,137	Loan B
Williams Cos., Inc. (The)			3.630% due 10/20/21 (Ê)	1,026	1,030
3.700% due 01/15/23	525	508	AstraZeneca PLC
4.550% due 06/24/24	630	641	2.375% due 11/16/20	2,110	2,148
5.750% due 06/24/44	385	393	Avago Technologies Cayman Finance,
Williams Partners, LP			Ltd. Term Loan B3
3.600% due 03/15/22	7,505	7,639	3.535% due 02/01/23 (Ê)	2,034	2,054
Yum! Brands, Inc.			Bank of Montreal
3.875% due 11/01/23	910	903	1.900% due 08/27/21	2,525	2,497
6.875% due 11/15/37	165	168	Bank of Nova Scotia (The)
ZF NA Capital, Inc.			1.516% due 06/14/19 (Ê)	7,500	7,524
4.750% due 04/29/25 (Þ)	620	654	Barclays Bank PLC
ZFS Finance USA Trust			6.278% due (ƒ)	215	233
6.500% due 05/09/37 (Þ)	5,977	6,020	6.050% due 12/04/17 (Þ)	200	209
			Barrick Gold Corp.
		1,042,078	4.100% due 05/01/23	3,960	4,257
International Debt - 5.9%			5.250% due 04/01/42	1,540	1,686
1011778 BC ULC / New Red Finance,
Inc.			Bharti Airtel, Ltd.
6.000% due 04/01/22 (Þ)	740	773	4.375% due 06/10/25 (Þ)	3,240	3,334
1011778 BC Unlimited Liability Co. 1st			BHP Billiton Finance USA, Ltd.
Lien Term Loan B2			3.250% due 11/21/21	800	845
3.750% due 12/12/21 (Ê)	1,018	1,023	2.875% due 02/24/22	100	104
ABN AMRO Bank NV			5.000% due 09/30/43	300	342
4.750% due 07/28/25 (Þ)	400	420	6.750% due 10/19/75 (Þ)	1,800	2,038
Actavis Funding SCS			BP Capital Markets PLC
3.450% due 03/15/22	250	259	3.245% due 05/06/22	100	104
3.800% due 03/15/25	1,400	1,453	3.119% due 05/04/26	800	810
4.750% due 03/15/45	300	315	Braskem Finance, Ltd.
AerCap Global Aviation Trust			6.450% due 02/03/24	2,375	2,512
6.500% due 06/15/45 (Þ)	2,900	2,987	Brazilian Government International Bond
AerCap Ireland Capital, Ltd. / AerCap			5.625% due 01/07/41	2,700	2,605
Global Aviation Trust			5.000% due 01/27/45	460	406
4.625% due 07/01/22	3,670	3,831
			British Telecommunications PLC
Series WI			9.375% due 12/15/30	200	321
3.750% due 05/15/19	400	410
			Canadian Oil Sands, Ltd.
Alcoa Nederland Holding BV			7.750% due 05/15/19 (Þ)	2,590	2,882
7.000% due 09/30/26 (Þ)	600	618	4.500% due 04/01/22 (Þ)	3,740	3,846
Altice Financing SA
6.625% due 02/15/23 (Þ)	260	268	CDP Financial, Inc.
			5.600% due 11/25/39 (Þ)	2,480	3,258
Altice Luxembourg SA
7.750% due 05/15/22 (Þ)	4,175	4,360	Celulosa Arauco y Constitucion SA
			Series WI
America Movil SAB de CV			4.750% due 01/11/22	300	320
5.625% due 11/15/17	250	261
			Cenovus Energy, Inc.

See accompanying notes which are an integral part of the financial statements.

420 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
5.700% due 10/15/19	1,135	1,227	ING Bank NV
6.750% due 11/15/39	210	234	5.800% due 09/25/23 (Þ)	600	675
Colombia Government International			Intelsat Jackson Holdings SA
Bond			7.250% due 04/01/19	4,290	3,459
5.625% due 02/26/44	1,720	1,879
			Intesa Sanpaolo SpA
Commonwealth Bank of Australia			5.017% due 06/26/24 (Þ)	1,800	1,670
5.000% due 10/15/19 (Þ)	200	219
			Kinross Gold Corp.
Cooperatieve Rabobank UA			Series WI
4.625% due 12/01/23	900	970	5.950% due 03/15/24	685	719
4.375% due 08/04/25	2,600	2,738
5.250% due 08/04/45	2,450	2,761	Lloyds Banking Group PLC
11.000% due 06/29/49 (ƒ)(Þ)	2,257	2,719	4.500% due 11/04/24	600	620
			Majapahit Holding BV
Credit Agricole SA			Series REGS
8.375% due 10/29/49 (ƒ)(Þ)	600	675
Credit Suisse Group Funding Guernsey,			7.750% due 01/20/20	580	664
Ltd.			Mallinckrodt International Finance SA
4.550% due 04/17/26 (Þ)	5,930	6,220	4.750% due 04/15/23	470	410
4.875% due 05/15/45	1,000	1,050	Mexico Government International Bond
Danone SA			4.750% due 03/08/44	300	299
2.077% due 11/02/21 (Þ)	1,120	1,120	5.550% due 01/21/45	4,000	4,480
2.589% due 11/02/23 (Þ)	1,390	1,389	Mondelez International Holdings
2.947% due 11/02/26 (Þ)	1,460	1,457	Netherlands BV
			1.625% due 10/28/19 (Þ)	4,620	4,604
Ecopetrol SA
5.375% due 06/26/26	770	777	Nationwide Building Society
5.875% due 05/28/45	1,510	1,333	4.000% due 09/14/26 (Þ)	6,280	6,195
			Noble Holding International, Ltd.
Emera, Inc.			4.900% due 08/01/20	700	621
Series 16-A			3.950% due 03/15/22	1,420	1,090
6.750% due 06/15/76	4,200	4,641	7.200% due 04/01/25	1,350	1,100
Ensco PLC			8.200% due 04/01/45	425	286
4.700% due 03/15/21	1,210	1,117
5.750% due 10/01/44	3,610	2,410	Nokia OYJ
			6.625% due 05/15/39	3,520	3,802
Equate Petrochemical BV
4.250% due 11/03/26 (Þ)	660	654	Nordea Bank AB
			4.875% due 05/13/21 (Þ)	600	661
Fiat Chrysler Automobiles NV			OCP SA
Series WI			4.500% due 10/22/25 (Þ)	330	333
5.250% due 04/15/23	580	592
			Pernod Ricard SA
Fortis, Inc.			4.450% due 01/15/22 (Þ)	580	635
3.055% due 10/04/26 (Þ)	3,350	3,297
GE Capital International Funding Co.			5.500% due 01/15/42 (Þ)	150	177
Unlimited Co			Perrigo Co. PLC
4.418% due 11/15/35	1,000	1,091	2.300% due 11/08/18	3,255	3,271
GlaxoSmithKline Capital PLC			4.000% due 11/15/23	3,816	3,914
2.850% due 05/08/22	400	416	Perrigo Finance Unlimited Co.
HBOS PLC			3.500% due 03/15/21	2,235	2,309
Series GMTN			4.375% due 03/15/26	2,120	2,225
6.750% due 05/21/18 (Þ)	1,000	1,063	Peruvian Government International Bond
HSBC Bank PLC			6.550% due 03/14/37	90	123
7.650% due 05/01/25	2,055	2,567	5.625% due 11/18/50	770	978
HSBC Holdings PLC			Petrobras Global Finance BV
3.400% due 03/08/21	2,000	2,062	5.750% due 01/20/20	200	206
2.650% due 01/05/22	4,615	4,592	5.375% due 01/27/21	5,750	5,694
4.250% due 08/18/25	1,000	1,026	6.250% due 03/17/24	580	573
3.900% due 05/25/26	1,500	1,552	Petroleos Mexicanos
Series .			3.500% due 01/30/23	570	539
6.375% due 12/31/49 (ƒ)	400	399	4.625% due 09/21/23 (Þ)	2,330	2,324
Indonesia Government International			4.875% due 01/18/24	290	291
Bond			6.875% due 08/04/26 (Þ)	1,010	1,129
Series REGS			5.500% due 06/27/44	150	129
3.750% due 04/25/22	1,380	1,434	6.375% due 01/23/45	1,390	1,321
5.375% due 10/17/23	290	328	Series REGS
5.125% due 01/15/45	400	435	6.875% due 08/04/26	240	268

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 421

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Poland Government International Bond			6.000% due 08/15/40	250	241
4.000% due 01/22/24	180	196	Telecom Italia Capital SA
Province of Quebec Canada			6.999% due 06/04/18	781	840
1.161% due 09/04/18 (Ê)	1,895	1,896	6.375% due 11/15/33	440	451
1.161% due 07/21/19 (Ê)	3,380	3,383	7.200% due 07/18/36	420	454
Qatar Government International Bond			7.721% due 06/04/38	440	485
4.625% due 06/02/46 (Þ)	3,675	3,869	Telefonica Emisiones SAU
Republic of Poland Government			5.134% due 04/27/20	250	274
International Bond			Tengizchevroil Finance Co. International,
5.125% due 04/21/21	2,540	2,868	Ltd.
Rio Tinto Finance USA, Ltd.			4.000% due 08/15/26 (Þ)	1,355	1,306
3.750% due 09/20/21	500	538	Tesco PLC
Royal Bank of Scotland Group PLC			6.150% due 11/15/37 (Þ)	525	524
6.400% due 10/21/19	1,000	1,106	Teva Pharmaceutical Finance
6.125% due 12/15/22	500	528	Netherlands III BV
3.875% due 09/12/23	5,325	5,213	2.200% due 07/21/21	5,550	5,483
5.125% due 05/28/24	1,500	1,485	2.800% due 07/21/23	4,470	4,399
7.648% due 09/30/49 (ƒ)	350	414	Toronto-Dominion Bank (The)
			2.125% due 04/07/21	3,200	3,222
Series U			3.625% due 09/15/31	3,035	3,032
7.640% due 03/29/49 (ƒ)	440	427
Royal Bank of Scotland NV			Trade MAPS 1, Ltd.
4.650% due 06/04/18	200	205	Series 2013-1A Class A
Saudi Government International Bond			1.237% due 12/10/18 (Ê)(Þ)	6,410	6,404
4.500% due 10/26/46 (Þ)	1,470	1,446	Transcanada Trust
Schlumberger Norge AS			Series 16-A
Series 144a			5.875% due 08/15/76	6,225	6,661
4.200% due 01/15/21 (Þ)	500	541	Transocean, Inc.
			6.000% due 03/15/18	840	842
Seagate HDD Cayman			6.500% due 11/15/20	595	576
4.750% due 06/01/23	3,615	3,597
			6.800% due 03/15/38	2,275	1,496
SFR Group SA
6.250% due 05/15/24 (Þ)	780	779	Tyco International Finance SA
7.375% due 05/01/26 (Þ)	2,370	2,394	5.125% due 09/14/45	850	975
Shell International Finance BV			UBS AG
1.462% due 11/10/18 (Ê)	5,690	5,730	Series BKNT
4.375% due 03/25/20	100	108	1.800% due 03/26/18	7,750	7,768
2.875% due 05/10/26	4,525	4,533	UBS Group Funding Jersey, Ltd.
4.375% due 05/11/45	1,000	1,043	4.125% due 09/24/25 (Þ)	500	521
4.000% due 05/10/46	3,035	3,008	4.125% due 04/15/26 (Þ)	3,315	3,461
Shire Acquisitions Investments Ireland			Vale Overseas, Ltd.
DAC			6.875% due 11/21/36	2,300	2,319
1.900% due 09/23/19	5,855	5,844	Validus Holdings, Ltd.
Sinopec Group Overseas Development			8.875% due 01/26/40	2,213	3,016
2014, Ltd.			Virgin Media Finance PLC
4.375% due 04/10/24 (Þ)	730	795	6.375% due 04/15/23 (Þ)	370	377
Sirius International Group, Ltd.			Virgin Media Investment Holdings, Ltd.
7.506% due 05/29/49 (ƒ)(Þ)	4,170	4,196	Term Loan F
Sky PLC			3.500% due 06/30/23 (Ê)	670	673
6.100% due 02/15/18 (Þ)	4,670	4,909	Vodafone Group PLC
SoftBank Group Corp.			7.875% due 02/15/30	3,770	5,177
4.500% due 04/15/20 (Þ)	285	293	Weatherford International, Ltd.
Southern Copper Corp.			9.625% due 03/01/19	1,050	1,118
6.750% due 04/16/40	60	65	6.750% due 09/15/40	315	250
5.250% due 11/08/42	2,470	2,337	Yara International ASA
Standard Chartered PLC			3.800% due 06/06/26 (Þ)	3,815	3,901
5.700% due 03/26/44 (Þ)	1,400	1,456			325,072
7.014% due 12/30/49 (ƒ)(Þ)	385	424	Loan Agreements - 0.6%
Suncor Energy, Inc.			Air Medical Group Holdings, Inc. Term
5.950% due 12/01/34	2,690	3,192	Loan B
Teck Resources, Ltd.			4.250% due 04/28/22 (Ê)	668	662
3.750% due 02/01/23	1,015	960	Albertsons LLC Term Loan B4
6.125% due 10/01/35	700	697	4.500% due 08/22/21 (Ê)	501	505

See accompanying notes which are an integral part of the financial statements.

422 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Albertsons LLC Term Loan B6			ServiceMaster Co. LLC (The) Tem Loan
4.750% due 06/22/23 (Ê)	468	472	B
			4.250% due 07/01/21 (Ê)	784	784
Allison Transmission, Inc. Term Loan B3			Sungard Availability Services Capital,
3.250% due 08/23/19 (Ê)	381	384	Inc. Term Loan B
American Airlines, Inc. Term Loan			6.000% due 03/31/19 (Ê)	2,841	2,685
3.250% due 05/21/20 (Ê)	490	490
American Builders & Contractors Supply			T-Mobile USA, Inc. Term Loan B
			3.500% due 11/09/22 (Ê)	943	950
Co., Inc. Term Loan			Univision Communications, Inc. Term
3.500% due 04/16/20 (Ê)	290	291	Loan C4
B/E Aerospace, Inc. Term Loan B			4.000% due 03/01/20 (Ê)	698	699
3.850% due 12/16/21 (Ê)	1,070	1,076	UPC Financing Partnership 1st Lien
Berry Plastics Group, Inc. Term Loan H			Term Loan
3.750% due 10/01/22 (Ê)	826	829	4.080% due 08/31/24 (Ê)	670	673
Boyd Gaming Corp. 1st Lien Term Loan			XPO Logistics, Inc. Term Loan B2
B2			4.250% due 10/30/21 (Ê)	1,018	1,023
3.530% due 09/15/23 (Ê)	670	675	Zebra Technologies Corp. 1st Lien Term
Catalent Pharma Solutions, Inc. Term			Loan B
Loan B			4.750% due 10/27/21 (Ê)	420	424
4.250% due 05/20/21 (Ê)	1,391	1,397
Charter Communications Operating LLC					31,645
Term Loan I			Mortgage-Backed Securities - 24.2%
3.500% due 01/24/23 (Ê)	668	672	225 Liberty Street Trust
CSC Holdings LLC Term Loan			Series 2016-225L Class A
3.876% due 10/31/24 (Ê)	600	602	3.597% due 02/10/36 (Þ)	975	1,039
CWGS Group LLC Term Loan			A10 Securitization LLC
5.250% due 02/20/20 (Ê)	502	501	Series 2016-1 Class C
HCA Inc. Term Loan B7			5.750% due 03/15/35 (Å)	4,391	4,391
3.588% due 03/01/24	538	543	Alternative Loan Trust
Hilton Worldwide Finance LLC Term			Series 2005-J13 Class 2A7
Loan B2			5.500% due 11/25/35	455	414
3.034% due 10/25/23 (Ê)	708	711	Series 2006-13T1 Class A3
Kronos, Inc. Initial Term Loan			6.000% due 05/25/36	2,907	2,281
4.500% due 10/30/19 (Ê)	100	100	Series 2007-8CB Class A1
Level 3 Financing, Inc. Term Loan B2			5.500% due 05/25/37	39	35
3.500% due 05/31/22 (Ê)	1,170	1,174	Series 2007-15CB Class A5
MacDermid, Inc. 1st Lien Term Loan			5.750% due 07/25/37	397	346
5.500% due 06/07/20 (Ê)	5,211	5,214	Series 2007-15CB Class A7
MGM Growth Properties Operating			6.000% due 07/25/37	1,125	1,000
Partnership, LP Term Loan B			BAMLL Commercial Mortgage Securities
4.000% due 04/25/23 (Ê)	668	670	Trust
Michaels Stores, Inc. Term Loan B1			Series 2014-520M Class A
3.750% due 01/28/23 (Ê)	1,117	1,125	4.325% due 08/15/46 (Þ)	660	739
MultiPlan, Inc. Term Loan B			Banc of America Commercial Mortgage
5.000% due 05/25/23 (Ê)	1,041	1,052	Trust
Neptune Finco Corp. Term Loan B			Series 2006-6 Class AJ
Zero coupon due 10/09/22 (Ê)	442	443	5.421% due 10/10/45	3,840	3,835
Party City Holdings, Inc. Term Loan B			Series 2007-2 Class AJ
4.490% due 08/19/22 (Ê)	618	620	5.810% due 04/10/49	880	821
PET Acquisition Merger Sub LLC 1st			Series 2007-3 Class AJ
Lien Term Loan B1			5.732% due 06/10/49	2,530	2,568
5.000% due 01/26/23 (Ê)	923	930	Series 2008-1 Class A4
PetSmart, Inc. Term Loan B2			6.436% due 02/10/51	1,144	1,184
4.000% due 03/10/22	350	351
Pharmaceutical Product Development			Banc of America Funding Corp.
LLC Term Loan B			Series 2015-R3 Class 1A2
4.250% due 08/18/22 (Ê)	688	687	0.724% due 03/27/36 (Ê)(Þ)	5,745	3,369
Prime Security Services Borrower LLC			Series 2015-R3 Class 5A2
Term Loan B1			0.787% due 06/29/37 (Ê)(Þ)	8,984	4,480
4.750% due 04/21/22 (Ê)	1,280	1,289	Banc of America Mortgage Securities,
Reynolds Group Holdings, Inc. 1st Lien			Inc.
Term Loan			Series 2004-11 Class 2A1
4.250% due 01/21/23 (Ê)	940	942	5.750% due 01/25/35	312	316
			Banc of America Mortgage Trust

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 423

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2005-D Class 2A7			Commercial Mortgage Trust
3.195% due 05/25/35 (Ê)	1,037	989	Series 2007-C9 Class AJ
Banc of America Re-REMIC Trust			5.650% due 12/10/49	987	1,011
Series 2010-UB5 Class A4A			Series 2007-GG11 Class AJ
5.701% due 02/17/51 (Þ)	1,742	1,754	6.236% due 12/10/49	2,642	2,641
Bayview Commercial Asset Trust			Series 2010-RR1 Class GEA
Series 2006-2A Class A2			5.543% due 12/11/49 (Þ)	5,949	5,978
0.872% due 07/25/36 (Ê)(Þ)	1,967	1,722	Series 2013-300P Class A1
BCAP LLC Trust			4.353% due 08/10/30 (Þ)	1,900	2,113
Series 2009-RR11 Class 7A1			Series 2014-277P Class A
2.893% due 02/26/36 (Ê)(Þ)	496	495	3.732% due 08/10/49 (Þ)	2,140	2,294
Series 2010-RR7 Class 3A1			Series 2015-3BP Class A
2.941% due 08/26/35 (Ê)(Þ)	1,103	1,097	3.178% due 02/10/35 (Þ)	2,060	2,137
Series 2010-RR7 Class 3A12			Series 2015-CR24 Class D
2.941% due 08/26/35 (Ê)(Þ)	6,930	5,018	3.463% due 08/10/55	180	132
Series 2011-R11 Class 15A1			Series 2015-LC19 Class A4
3.070% due 10/26/33 (Ê)(Þ)	2,504	2,522	3.183% due 02/10/48	1,232	1,284
Series 2011-R11 Class 20A5			Series 2016-787S Class A
3.094% due 03/26/35 (Ê)(Þ)	903	902	3.545% due 02/10/36 (Þ)	975	1,035
Bear Stearns Adjustable Rate Mortgage			Series 2016-GCT Class A
Trust			2.681% due 08/10/29 (Þ)	971	995
Series 2004-5 Class 2A			Credit Suisse Commercial Mortgage
3.465% due 07/25/34 (Ê)	556	553	Trust Series
Bear Stearns Commercial Mortgage			Series 2007-C1 Class A3
Securities Trust			5.383% due 02/15/40	1,645	1,643
Series 2007-PW15 Class A4			Series 2007-C4 Class A4
5.331% due 02/11/44	2,315	2,327	6.134% due 09/15/39	4,075	4,155
CFCRE Commercial Mortgage Trust			Credit Suisse Mortgage Trust
Series 2016-C3 Class A3			Series 2014-11R Class 9A2
3.865% due 01/10/48	6,630	7,198	0.674% due 10/27/36 (Ê)(Þ)	2,920	1,628
CGBAM Commercial Mortgage Trust			CSAIL Commercial Mortgage Trust
Series 2016-IMC Class E			Series 2015-C3 Class A3
7.920% due 11/15/21 (Ê)(Þ)	3,560	3,560	3.447% due 08/15/48	270	286
CHL Mortgage Pass-Through Trust			Series 2015-C4 Class E
Series 2004-11 Class 2A1			3.738% due 11/15/48	3,350	2,266
2.650% due 07/25/34 (Ê)	1,438	1,434	CSMC Trust
Series 2006-14 Class A4			Series 2015-12R Class 2A2
6.250% due 09/25/36	2,279	2,046	1.025% due 11/30/37 (Ê)(Þ)	5,450	3,386
Series 2007-4 Class 1A10			DBJPM Mortgage Trust
6.000% due 05/25/37	4,082	3,462	Series 2016-C3 Class A5
Series 2007-9 Class A11			2.890% due 09/10/49	1,630	1,651
5.750% due 07/25/37	1,036	964	DBUBS Mortgage Trust
Citigroup Commercial Mortgage Trust			Series 2011-LC3A Class C
Series 2013-375P Class A			5.510% due 08/10/44 (Þ)	720	800
3.251% due 05/10/35 (Þ)	800	839	DSLA Mortgage Loan Trust
Series 2013-375P Class D			Series 2007-AR1 Class 2A1A
3.635% due 05/10/35 (Þ)	3,810	3,795	0.579% due 04/19/47 (Ê)	6,025	4,817
Series 2015-GC29 Class C			EQTY Mortgage Trust
4.293% due 04/10/48	650	642	Series 2014-INNS Class E
Series 2015-GC29 Class D			3.954% due 05/08/31 (Ê)(Þ)	3,460	3,373
3.110% due 04/10/48 (Þ)	520	356	Fannie Mae
Series 2015-GC29 Class XA			3.170% due 2018	6,866	7,024
1.306% due 04/10/48	—	—	3.766% due 2020	5,679	6,095
Citigroup Mortgage Loan Trust, Inc.			3.400% due 2021	4,790	5,122
Series 2005-11 Class A2A			3.500% due 2021	185	195
2.930% due 10/25/35 (Ê)	78	77	3.840% due 2021	3,699	4,017
Series 2007-AR8 Class 2A1A			3.890% due 2021	1,827	1,985
3.165% due 07/25/37 (Ê)	1,172	1,108	4.363% due 2021	5,686	6,215
Series 2012-7 Class 10A2			5.500% due 2021	68	73
3.206% due 09/25/36 (Ê)(Þ)	2,170	1,989	2.820% due 2022	2,494	2,615

See accompanying notes which are an integral part of the financial statements.

424 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
2.830% due 2022	2,292	2,404	3.500%	1,000	1,054
2.860% due 2022	1,311	1,371	30 Year TBA(Ï)
5.500% due 2022	288	311	3.000%	185,460	190,637
2.000% due 2023	9,789	9,883	4.000%	12,000	12,849
4.500% due 2023	46	50	Series 1997-281 Class 2
5.500% due 2023	178	192	Interest Only STRIP
2.500% due 2024	5,754	5,925	9.000% due 11/25/26 (Å)	15	3
4.000% due 2024	49	53	Series 2000-306 Class IO
5.500% due 2024	417	453	Interest Only STRIP
4.000% due 2025	1,921	2,044	8.000% due 05/25/30 (Å)	15	4
4.500% due 2025	37	40	Series 2001-317 Class 2
5.500% due 2025	676	710	Interest Only STRIP
2.550% due 2026	1,454	1,476	8.000% due 12/25/31 (Å)	23	7
3.100% due 2026	1,605	1,697	Series 2002-320 Class 2
3.500% due 2026	1,611	1,698	Interest Only STRIP
4.000% due 2026	687	730	7.000% due 04/25/32 (Å)	7	2
4.500% due 2026	120	137
5.500% due 2026	123	138	Series 2003-343 Class 6
2.964% due 2027	3,934	4,095	Interest Only STRIP
			5.000% due 10/25/33	408	76
3.000% due 2027	1,806	1,891
4.500% due 2027	463	530	Series 2003-345 Class 18
4.500% due 2027	2,686	2,762	Interest Only STRIP
5.500% due 2027	48	54	4.500% due 12/25/18	309	9
3.500% due 2028	1,659	1,765	Series 2003-345 Class 19
3.500% due 2030	1,605	1,696	Interest Only STRIP
5.000% due 2031	3,858	4,282	4.500% due 01/25/19	328	9
8.500% due 2031	2	2	Series 2005-365 Class 12
3.500% due 2032	2,231	2,366	Interest Only STRIP
3.000% due 2033	4,809	5,008	5.500% due 12/25/35	1,236	210
3.500% due 2033	4,018	4,252	Series 2006-369 Class 8
5.500% due 2034	826	939	Interest Only STRIP
4.500% due 2035	3,996	4,409	5.500% due 04/25/36	175	40
5.500% due 2035	539	614	Fannie Mae Connecticut Avenue
6.000% due 2035	524	609	Securities
4.000% due 2036	51	55	Series 2016-C04 Class 1M1
5.500% due 2036	1,130	1,282	2.042% due 01/25/29 (Ê)	4,909	4,933
4.000% due 2037	57	62	Series 2016-C04 Class 1M2
5.500% due 2037	347	393	4.842% due 01/25/29 (Ê)	4,980	5,034
5.500% due 2038	63	72	Series 2016-C05 Class 2M1
4.500% due 2039	528	578	1.942% due 01/25/29 (Ê)	1,642	1,648
6.000% due 2039	562	661	Fannie Mae Grantor Trust
6.000% due 2039	467	536	Series 2001-T4 Class A1
4.500% due 2040	175	191	7.500% due 07/25/41	2,004	2,396
5.500% due 2040	6,036	6,881	Fannie Mae REMICS
4.000% due 2041	934	1,003	Series 1997-68 Class SC
4.500% due 2041	1,200	1,376	7.945% due 05/18/27 (Å)(Ê)	22	4
4.500% due 2041	5,434	5,954	Series 2001-4 Class SA
5.000% due 2041	8,449	9,407	6.999% due 02/17/31 (Å)(Ê)	2	—
3.000% due 2042	4,685	4,848	Series 2003-25 Class IK
4.500% due 2042	435	476	7.000% due 04/25/33 (Å)	60	11
3.500% due 2043	4,328	4,597	Series 2003-32 Class UI
3.000% due 2044	8,065	8,321	6.000% due 05/25/33 (Å)	50	12
3.500% due 2045	32,631	34,302	Series 2003-33 Class IA
4.000% due 2045	8,382	9,037	6.500% due 05/25/33 (Å)	288	53
3.500% due 2046	14,820	15,559	Series 2003-35 Class FY
4.000% due 2046	14,422	15,623	0.984% due 05/25/18 (Ê)	156	156
4.500% due 2046	4,298	4,799	Series 2003-35 Class IU
15 Year TBA(Ï)			6.000% due 05/25/33 (Å)	52	11
2.500%	95,080	97,682	Series 2003-35 Class UI
3.000%	3,300	3,453	6.500% due 05/25/33 (Å)	64	12

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 425

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2003-64 Class JI			2.395% due 05/25/26	4,800	4,737
6.000% due 07/25/33 (Å)	30	6	Series 2016-M7 Class AV2
Series 2005-117 Class LC			2.157% due 10/25/23	11,995	12,053
5.500% due 11/25/35	1,725	1,862	FDIC Trust
Series 2006-118 Class A1			Series 2010-R1 Class A
0.644% due 12/25/36 (Å)(Ê)	54	53	2.184% due 05/25/50 (Þ)	1	1
Series 2007-73 Class A1			Federal Home Loan Mortgage Corp.
0.644% due 07/25/37 (Å)(Ê)	551	540	Multifamily Structured Pass Through
Series 2009-39 Class LB			Certificates
4.500% due 06/25/29	—	—	Series 2016-K058 Class X1
Series 2009-70 Class PS			Interest Only STRIP
Interest Only STRIP			0.931% due 08/25/26	13,238	970
6.166% due 01/25/37 (Ê)	9,519	1,963	Series 2016-KJ08 Class A2
			2.356% due 01/25/35	940	955
Series 2009-96 Class DB			Federal Home Loan Mortgage Corp.
4.000% due 11/25/29	3,188	3,414	Multifamily Structured Pass-Through
Series 2010-95 Class S			Certificates
Interest Only STRIP			Series 2011-K702 Class X1
6.016% due 09/25/40 (Ê)	9,089	1,957	Interest Only STRIP
Series 2013-111 Class PL			1.617% due 02/25/18	52,704	784
2.000% due 12/25/42	3,641	3,462	Series 2015-K044 Class A2
Series 2013-119 Class NT			2.811% due 01/25/25	3,050	3,192
4.000% due 12/25/43	3,600	3,955	Series 2015-K048 Class A2
Series 2015-43 Class PA			3.284% due 06/25/25	8,750	9,441
3.500% due 01/25/43	2,463	2,528	Series 2015-K050 Class A2
Series 2016-23 Class ST			3.334% due 08/25/25	8,590	9,301
Interest Only STRIP			Series 2015-K151 Class A3
5.416% due 11/25/45 (Ê)	3,952	938	3.511% due 04/25/30	2,405	2,572
Series 2016-60 Class QS			Series 2016-K053 Class A2
Interest Only STRIP			2.995% due 12/25/25	9,655	10,193
5.516% due 09/25/46 (Ê)	1,477	295	Series 2016-K058 Class A2
Series 2016-61 Class BS			2.653% due 08/25/26	7,500	7,725
Interest Only STRIP			Series 2016-KF15 Class A
5.516% due 09/25/46 (Ê)	4,119	785	1.262% due 02/25/23 (Ê)	13,906	13,924
Fannie Mae-Aces			Series 2016-KF17 Class A
Series 2011-M2 Class A3			1.142% due 03/25/23 (Ê)	8,514	8,509
3.764% due 04/25/21	4,250	4,591	First Horizon Mortgage Pass-Through
Series 2012-M8 Class ASQ2			Trust
1.520% due 12/25/19	7,367	7,386	Series 2005-AR4 Class 2A1
Series 2013-M4 Class ASQ2			2.902% due 10/25/35 (Ê)	1,197	990
1.451% due 02/25/18	3,067	3,073	First Union National Bank-Bank of
Series 2014-M13 Class AB2			America NA Commercial Mortgage
2.951% due 08/25/24	3,645	3,773	Trust
Series 2014-M13 Class ASQ2			Series 2001-C1 Class IO1
1.637% due 11/25/17	12,766	12,795	Interest Only STRIP
			2.200% due 03/15/33 (Þ)	2,321	—
Series 2015-M1 Class ASQ2
1.626% due 02/25/18	8,520	8,546	Freddie Mac
			4.500% due 2018	7,957	8,172
Series 2015-M7 Class ASQ1			4.500% due 2020	22,018	22,643
0.882% due 04/25/18	2,756	2,751	8.500% due 2025	6	7
Series 2015-M7 Class ASQ2			3.500% due 2027	2,431	2,570
1.550% due 04/25/18	3,325	3,335	8.500% due 2027	39	46
Series 2015-M11 Class A1			3.500% due 2030	1,323	1,407
2.097% due 04/25/25	4,400	4,449	3.000% due 2031	2,565	2,685
Series 2015-M15 Class ASQ1			3.000% due 2035	420	437
0.849% due 01/25/19	5,640	5,632	3.500% due 2035	2,237	2,371
Series 2016-M2 Class ABV2			5.000% due 2035	41	45
2.131% due 01/25/23	3,810	3,775	3.000% due 2036	1,934	2,015
Series 2016-M3 Class ASQ2			4.000% due 2036	111	119
2.263% due 02/25/23	5,170	5,235	6.000% due 2038	1,757	2,040
Series 2016-M6 Class AB2			4.500% due 2039	6,425	7,193

See accompanying notes which are an integral part of the financial statements.

426 Russell Strategic Bond Fund

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
5.500% due 2039	1,081	1,214	Series 2014-334 Class S7
4.000% due 2040	8,189	9,009	Interest Only STRIP
5.500% due 2040	1,525	1,727	5.562% due 08/15/44 (Ê)	1,508	367
4.000% due 2041	8,044	8,740	Freddie Mac Whole Loan Securities
5.500% due 2041	2,131	2,431	Trust
3.000% due 2042	2,621	2,700	Series 2016-SC01 Class M1
3.500% due 2043	3,340	3,533	3.883% due 07/25/46	1,638	1,637
4.000% due 2044	5,769	6,243	FREMF Mortgage Trust
3.500% due 2045	23,348	24,759	Series 2016-K57 Class C
4.000% due 2045	2,889	3,089	4.053% due 08/25/49 (Þ)	823	676
3.000% due 2046	8,215	8,465	Ginnie Mae
3.500% due 2046	26,271	27,632	Series 1999-27 Class SE
4.000% due 2046	17,013	18,289	8.058% due 08/16/29 (Å)(Ê)	54	12
4.500% due 2046	777	857	Series 2014-190 Class PL
30 Year TBA(Ï)			3.500% due 12/20/44	4,959	5,343
3.000%	41,070	42,280	Ginnie Mae I
3.500%	800	840	2.140% due 2023	3,200	3,203
Freddie Mac REMICS			4.500% due 2039	10,819	12,138
Series 1999-2129 Class SG			5.000% due 2039	4,451	4,987
6.450% due 06/17/27 (Å)(Ê)	415	69	4.500% due 2040	1,425	1,576
Series 2000-2247 Class SC			4.500% due 2041	2,470	2,725
6.962% due 08/15/30 (Å)(Ê)	14	3	4.500% due 2042	236	261
Series 2002-2463 Class SJ			3.000% due 2043	1,185	1,237
7.462% due 03/15/32 (Å)(Ê)	35	10	Ginnie Mae II
Series 2003-2610 Class UI			3.000% due 2046	3,116	3,251
6.500% due 05/15/33 (Å)	9	2	3.500% due 2046	4,061	4,303
Series 2003-2624 Class QH			4.000% due 2046	306	327
5.000% due 06/15/33	561	627	30 Year TBA(Ï)
Series 2003-2649 Class IM			3.000%	15,000	15,626
7.000% due 07/15/33 (Å)	78	20	3.500%	500	529
			Government National Mortgage
Series 2003-2725 Class TA			Association
4.500% due 12/15/33	1,300	1,503
Series 2006-R007 Class ZA			Series 2012-135 Class IO
6.000% due 05/15/36	2,002	2,288	Interest Only STRIP
			0.611% due 01/16/53	14,598	632
Series 2011-3963 Class JB
4.500% due 11/15/41	3,500	3,992	Series 2016-21 Class ST
			Interest Only STRIP
Series 2012-3997 Class PB			5.588% due 02/20/46 (Ê)	2,894	661
4.000% due 02/15/42	4,000	4,381
			Series 2016-47 Class CB
Series 2012-4045 Class HD			4.000% due 04/20/46	2,461	2,739
4.500% due 07/15/41	2,525	2,699
			Series 2016-82 Class PC
Series 2013-4233 Class MD			3.500% due 06/20/46	3,355	3,476
1.750% due 03/15/25	2,027	2,034
Series 2014-4423 Class VB			Series 2016-84 Class IG
3.500% due 06/15/33	1,090	1,151	Interest Only STRIP
			4.500% due 11/16/45	2,842	547
Freddie Mac Strips
Series 1998-191 Class IO			Series 2016-135 Class SB
			Interest Only STRIP
Interest Only STRIP			5.558% due 10/16/46 (Ê)	400	99
8.000% due 01/01/28 (Å)	14	4
Series 1998-194 Class IO			GS Mortgage Securities Trust
Interest Only STRIP			Series 2011-GC5 Class XA
6.500% due 04/01/28 (Å)	33	7	Interest Only STRIP
			1.540% due 08/10/44 (Þ)	20	1
Series 2001-212 Class IO
			Series 2013-GC12 Class A1
Interest Only STRIP			0.742% due 06/10/46	657	655
6.000% due 05/01/31 (Å)	34	7
Series 2001-215 Class IO			Series 2013-GC13 Class XA
			Interest Only STRIP
Interest Only STRIP			0.260% due 07/10/46	17	—
8.000% due 06/15/31 (Å)	35	10
			Series 2013-GC14 Class AS
Series 2012-271 Class 30			4.507% due 08/10/46 (Þ)	1,630	1,811
3.000% due 08/15/42	7,050	7,245
			Series 2013-GC16 Class A1

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 427

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
1.264% due 11/10/46	201	202	Morgan Stanley Bank of America Merrill
Series 2015-GS1 Class C			Lynch Trust
4.570% due 11/10/48	780	813	Series 2015-C24 Class A4
Hilton USA Trust			3.732% due 05/15/48	1,000	1,077
Series 2013-HLT Class EFX			Series 2015-C26 Class A3
4.602% due 11/05/30 (Þ)	5,000	5,000	3.211% due 11/15/48	5,055	5,181
Hudsons Bay Simon JV Trust			Series 2016-C31
Series 2015-HB7 Class A7			1.511% due	2,810	2,810
3.914% due 08/05/34 (Þ)	3,403	3,574	Morgan Stanley Capital I Trust
IndyMac INDA Mortgage Loan Trust			Series 2006-HQ8 Class C
Series 2007-AR1 Class 1A1			5.589% due 03/12/44	1,405	1,276
3.186% due 03/25/37 (Ê)	1,895	1,817	Series 2007-IQ15 Class A4
JPMBB Commercial Mortgage Securities			6.098% due 06/11/49	1,818	1,860
Trust			Series 2007-IQ16 Class AM
Series 2013-C14 Class AS			6.256% due 12/12/49	6,907	7,160
4.409% due 08/15/46	1,780	1,948	Series 2007-T25 Class AJ
Series 2014-C23 Class XA			5.574% due 11/12/49	2,962	2,944
0.996% due 09/15/47	3	—	Series 2008-T29 Class AM
JPMorgan Chase Commercial Mortgage			6.477% due 01/11/43	4,950	5,155
Securities Trust			Series 2011-C2 Class A2
Series 2004-LN2 Class B			3.476% due 06/15/44 (Þ)	18	19
5.446% due 07/15/41	1,550	1,541	Series 2015-MS1 Class A4
Series 2007-CB18 Class A4			3.779% due 05/15/48	1,360	1,474
5.440% due 06/12/47	975	978	Series 2016-UBS9 Class A4
Series 2007-LDPX Class A3			3.594% due 03/15/49	1,425	1,524
5.420% due 01/15/49	82	83	Morgan Stanley Capital I, Inc.
Series 2015-MAR7 Class E			Series 2007-IQ14 Class A4
5.962% due 06/05/32 (Þ)	3,000	2,890	5.692% due 04/15/49	1,480	1,490
JPMorgan Mortgage Trust			Morgan Stanley Re-REMIC Trust
Series 2005-A4 Class 1A1			Series 2009-GG10 Class A4A
2.991% due 07/25/35 (Ê)	338	335	5.988% due 08/12/45 (Þ)	324	325
Series 2013-1 Class 2A2			MSCG Trust
2.500% due 03/25/43 (Þ)	4,613	4,649	Series 2015-ALDR Class A2
JPMorgan Resecuritization Trust Series			3.577% due 06/07/35 (Þ)	1,435	1,485
Series 2009-5 Class 2A2			New Residential Mortgage Loan Trust
2.064% due 01/26/37 (Ê)(Þ)	5,654	4,726	Series 2016-3A Class A1B
Series 2010-6 Class 2A1			3.250% due 09/25/56 (Þ)	1,578	1,619
3.041% due 08/26/35 (Ê)(Þ)	1,641	1,649	Nomura Resecuritization Trust
LB-Commercial Mortgage Trust			Series 2013-1R Class 3A12
Series 2007-C3 Class AJ			0.694% due 10/26/36 (Ê)(Þ)	2,482	2,215
6.116% due 07/15/44	2,440	2,425	Series 2014-1R Class 5A3
Series 2007-C3 Class AM			0.684% due 10/26/36 (Ê)(Þ)	4,173	3,486
6.116% due 07/15/44	4,780	4,872	Series 2015-4R Class 1A14
LB-UBS Commercial Mortgage Trust			0.739% due 03/26/47 (Ê)(Þ)	5,270	2,934
Series 2007-C1 Class AJ			Series 2015-8R Class 2A2
5.484% due 02/15/40	3,840	3,845	0.674% due 10/26/36 (Ê)(Þ)	3,213	1,674
Series 2007-C1 Class AM			Series 2015-8R Class 4A4
5.455% due 02/15/40	2,570	2,584	1.369% due 11/25/47 (Þ)	7,732	3,602
Series 2007-C2 Class A3			Series 2015-11R Class 3A2
5.430% due 02/15/40	2,067	2,079	2.747% due 05/25/36 (Þ)	1,272	1,217
Series 2007-C7 Class AJ			RBS Commercial Funding, Inc. Trust
6.449% due 09/15/45	4,830	4,888	Series 2013-GSP Class A
Merrill Lynch Mortgage Investors Trust			3.961% due 01/13/32 (Þ)	1,055	1,141
Series 2005-A9 Class 2A1C			RBSSP Resecuritization Trust
3.053% due 12/25/35 (Ê)	3,555	3,391	Series 2010-3 Class 9A1
ML-CFC Commercial Mortgage Trust			5.500% due 02/26/35 (Þ)	219	220
Series 2007-5 Class AJ			Series 2010-12 Class 7A3
5.450% due 08/12/48	2,666	2,167	4.000% due 12/27/35 (Þ)	2,133	2,139
Series 2007-5 Class AJFL			Sequoia Mortgage Trust
5.450% due 08/12/48 (Þ)	2,410	1,960

See accompanying notes which are an integral part of the financial statements.

428 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair			Principal	Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$			or Shares	$
1.874% due 02/25/43	3,570	3,500	2.888% due 01/25/35 (Ê)		498	502
2.500% due 05/25/43 (Þ)	1,782	1,789	Series 2005-AR7 Class 2A1
Series 2013-4 Class A1			3.078% due 05/25/35 (Ê)		1,024	1,012
2.325% due 04/25/43	6,968	6,843	Series 2005-AR8 Class 1A1
Series 2015-1 Class A1			2.947% due 06/25/35 (Ê)		3,454	3,496
3.500% due 01/25/45 (Þ)	5,971	6,160	Series 2006-6 Class 1A8
SG Commercial Mortgage Securities			5.750% due 05/25/36		738	739
Trust			Series 2006-8 Class A15
Series 2016-C5 Class A4			6.000% due 07/25/36		1,426	1,438
3.055% due 10/10/48	2,870	2,905
Structured Adjustable Rate Mortgage			Series 2006-11 Class A9
Loan Trust			6.500% due 09/25/36		643	631
Series 2004-12 Class 2A			Series 2006-13 Class A5
2.735% due 09/25/34 (Ê)	4,573	4,499	6.000% due 10/25/36		3,036	3,054
Structured Asset Mortgage Investments			Series 2007-11 Class A81
II Trust			6.000% due 08/25/37		1,594	1,584
Series 2004-AR7 Class A1B			Series 2007-13 Class A7
0.962% due 04/19/35 (Ê)	566	530	6.000% due 09/25/37		320	322
Series 2004-AR8 Class A1			WFRBS Commercial Mortgage Trust
1.242% due 05/19/35 (Ê)	1,889	1,845	Series 2012-C9 Class A1
Towd Point Mortgage Trust			0.673% due 11/15/45		119	119
Series 2015-2 Class 2A1			Series 2013-C14 Class A1
3.750% due 11/25/57 (Þ)	2,279	2,354	0.836% due 06/15/46		833	830
Series 2016-3 Class A1			Series 2014-C19 Class A3
2.250% due 08/25/55 (Þ)	3,549	3,554	3.660% due 03/15/47		1,780	1,891
Wachovia Bank Commercial Mortgage			Series 2014-C24 Class D
Trust			3.692% due 11/15/47 (Þ)		930	578
5.413% due 12/15/43	1,500	1,500
Series 2007-C30 Class A5						1,337,459
5.342% due 12/15/43	1,211	1,215	Municipal Bonds - 0.5%
			City of Valdez Alaska Revenue Bonds
Series 2007-C30 Class AM			0.620% due 05/01/31 (Ê)		2,000	2,000
5.383% due 12/15/43	1,562	1,571	County of Montgomery Ohio Revenue
Series 2007-C33 Class AJ			Bonds
6.170% due 02/15/51	5,100	5,105	0.570% due 11/15/39 (Ê)		7,300	7,300
Waldorf Astoria Boca Raton Trust			Mississippi Business Finance Corp.
Series 2016-BOCA Class E			Revenue Bonds
4.888% due 06/15/29 (Å)(Ê)	4,000	3,999	0.600% due 12/01/30 (Ê)		5,000	5,000
Washington Mutual Mortgage Pass-			Municipal Electric Authority of Georgia
Through Certificates Trust			Revenue Bonds
Series 2004-AR1 Class A			6.637% due 04/01/57		4,755	6,231
2.783% due 03/25/34 (Ê)	344	345	7.055% due 04/01/57		4,445	5,351
			Tender Option Bond Trust Receipts/
Series 2004-AR13 Class A1A			Certificates General Obligation
1.304% due 11/25/34 (Ê)	2,173	2,062
			Unlimited
Series 2005-AR6 Class 2A1A			0.740% due 08/01/49 (Ê)(Þ)		3,000	3,000
0.822% due 04/25/45 (Ê)	4,917	4,614
Series 2006-AR7 Class 2A						28,882
1.522% due 07/25/46 (Ê)	1,411	1,140	Non-US Bonds - 5.2%
Series 2006-AR10 Class 1A1			Australia Government Bond
2.821% due 09/25/36 (Ê)	3,768	3,403	Series 126
			4.500% due 04/15/20	AUD	21,940	18,236
Series 2007-HY5 Class 3A1
4.322% due 05/25/37 (Ê)	3,357	2,928	Series 133
			5.500% due 04/21/23	AUD	4,910	4,509
Series 2007-OA2 Class 1A
1.242% due 03/25/47 (Ê)	4,371	3,305	Series 140
			4.500% due 04/21/33	AUD	9,730	9,140
Wells Fargo Commercial Mortgage Trust
Series 2015-NXS1 Class D			Brazil Notas do Tesouro Nacional
4.241% due 05/15/48	40	32	Series NTNB
			(3.901)% due 05/15/45 (~)	BRL	1,591	1,553
Series 2016-BNK1 Class A3
2.652% due 08/15/49	3,220	3,210	Series NTNF
Wells Fargo Mortgage Backed Securities			0.157% due 01/01/21	BRL	16,000	4,980
Trust			0.157% due 01/01/21 (~)	BRL	5,850	1,821
Series 2004-CC Class A1			0.387% due 01/01/23 (~)	BRL	39,911	12,208

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 429

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
		or Shares	$			or Shares	$
0.401% due 01/01/25 (~)	BRL	25,360	7,689	Republic of Poland Government Bond
Colombian Titulos de Tesoreria				Series 0420
Series B				1.500% due 04/25/20	PLN	9,470	2,358
10.000% due 07/24/24	COP	56,370,800	22,032	Series 0421
Housing Financing Fund				2.000% due 04/25/21	PLN	10,720	2,688
Series 2				Series 0726
3.750% due 04/15/34	ISK	354,657	1,910	2.500% due 07/25/26	PLN	22,670	5,483
Series 3				Republic of South Africa Government
3.750% due 06/15/44	ISK	778,831	4,372	Bond
Ireland Government Bond				Series R186
5.400% due 03/13/25	EUR	10,010	15,377	10.500% due 12/21/26	ZAR	36,970	3,037
Malaysia Government Bond				Series R207
Series 0111				7.250% due 01/15/20	ZAR	54,590	3,967
4.160% due 07/15/21	MYR	1,680	415	Series R209
Series 0114				6.250% due 03/31/36	ZAR	38,350	2,067
4.181% due 07/15/24	MYR	15,330	3,768	Series R214
Series 0115				6.500% due 02/28/41	ZAR	153,920	8,284
3.955% due 09/15/25	MYR	5,480	1,326	Russian Federal Bond - OFZ
Series 0116				Series 6207
3.800% due 08/17/23	MYR	35,800	8,666	8.150% due 02/03/27	RUB	249,850	3,873
Series 0215				Series 6219
3.795% due 09/30/22	MYR	4,170	1,008	7.750% due 09/16/26	RUB	293,970	4,425
Series 0314				Singapore Government Bond
4.048% due 09/30/21	MYR	6,770	1,659	0.500% due 04/01/18	SGD	3,230	2,310
				2.000% due 07/01/20	SGD	1,420	1,052
Series 0315				2.250% due 06/01/21	SGD	3,080	2,307
3.659% due 10/15/20	MYR	50	12
				3.125% due 09/01/22	SGD	2,780	2,177
Series 0414
3.654% due 10/31/19	MYR	11,660	2,816	2.750% due 07/01/23	SGD	2,980	2,291
				3.000% due 09/01/24	SGD	4,150	3,250
Series 0515				2.375% due 06/01/25	SGD	1,700	1,273
3.759% due 03/15/19	MYR	5,300	1,285	3.500% due 03/01/27	SGD	2,790	2,290
Mexican Bonos
Series M 20				Titulos De Tesoreria B Bonds
10.000% due 12/05/24	MXN	35,060	2,307	Series B
7.500% due 06/03/27	MXN	52,333	3,007	6.000% due 04/28/28	COP	7,644,500	2,263
Series M 30							288,107
10.000% due 11/20/36	MXN	102,130	7,330	United States Government Agencies - 0.9%
8.500% due 11/18/38	MXN	21,960	1,390	United States Treasury Inflation Indexed
				Bonds
Series M				0.375% due 07/15/25		5,383	5,525
8.000% due 06/11/20	MXN	17,550	994	0.625% due 01/15/26		10,035	10,475
6.500% due 06/09/22	MXN	68,370	3,701	0.250% due 07/15/26		6,121	6,203
7.750% due 05/29/31	MXN	20,610	1,204	1.375% due 02/15/44		6,495	7,523
7.750% due 11/13/42	MXN	328,700	19,472	0.750% due 02/15/45		6,817	6,848
New Zealand Government Bond				1.000% due 02/15/46		10,836	11,673
Series 0423
5.500% due 04/15/23	NZD	3,290	2,785				48,247
Series 0427				United States Government Treasuries - 28.7%
4.500% due 04/15/27	NZD	4,050	3,361	United States Treasury Notes
				0.625% due 11/30/17		1,000	999
Series 0521				0.875% due 03/31/18		37,015	37,060
6.000% due 05/15/21	NZD	37,015	30,783	0.750% due 04/15/18		23,263	23,249
Series 0925				0.750% due 04/30/18		29,706	29,684
2.000% due 09/20/25	NZD	5,270	4,049	1.000% due 05/15/18		28,090	28,171
Norway Government International Bond				1.000% due 05/31/18		28,208	28,286
Series 473				2.375% due 05/31/18		26,933	27,586
4.500% due 05/22/19 (Þ)	NOK	61,070	8,092	1.125% due 06/15/18		32,196	32,353
Series 477				1.250% due 12/15/18		29,922	30,132
1.750% due 03/13/25 (Þ)	NOK	23,030	2,885	1.500% due 01/31/19		16,405	16,614
Peru Government International Bond				1.500% due 02/28/19		18,346	18,585
5.700% due 08/12/24	PEN	27,270	8,306	1.000% due 03/15/19		3,126	3,131
6.900% due 08/12/37	PEN	25,800	8,264	1.625% due 03/31/19		9,103	9,251

See accompanying notes which are an integral part of the financial statements.

430 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair			Principal		Fair
	Amount ($)	Value		Amount ($)			Value
	or Shares	$			or Shares		$
0.875% due 04/15/19	48,715	48,637
1.500% due 11/30/19	8,817	8,943
1.625% due 12/31/19	10,601	10,790	Preferred Stocks - 0.1%
1.375% due 01/31/20	10,179	10,280	Financial Services - 0.1%
3.625% due 02/15/20	11,420	12,359	XLIT, Ltd.		3,685		2,911
1.375% due 02/29/20	9,713	9,804
3.500% due 05/15/20	20,794	22,497	Total Preferred Stocks
1.375% due 05/31/20	14,096	14,218	(cost $3,075)				2,911
1.500% due 05/31/20	14,177	14,358
2.625% due 08/15/20	30,283	31,901
2.125% due 08/31/20	29,287	30,314
1.375% due 09/30/20	84,465	85,033	Options Purchased - 0.0%
1.750% due 12/31/20	38,025	38,806	(Number of Contracts)
1.375% due 04/30/21	380	381	Cross Currency Options
1.375% due 05/31/21	59,220	59,444	(USD/GBP) CALL (1)
			Nov 2016 1.21 Call (11,600,000)	USD	14,036	(ÿ)	73
1.125% due 06/30/21	630	625	United States 10 Year
1.125% due 08/31/21	1,315	1,303	Treasury Note Futures
1.125% due 09/30/21	750	743	Nov 2016 130.25 Call (34)	USD	4,429	(ÿ)	12
1.125% due 10/31/21	114,805	113,774	Nov 2016 130.50 Call (68)	USD	8,874	(ÿ)	19
1.250% due 10/31/21	8,045	8,020	Nov 2016 131.00 Call (68)	USD	8,908	(ÿ)	12
2.000% due 11/15/21	51,030	52,591	Nov 2016 129.00 Put (67)	USD	8,643	(ÿ)	8
1.625% due 04/30/23	13,575	13,615	United States 5 Year
1.250% due 07/31/23	9,308	9,100	Treasury Note Futures
2.500% due 08/15/23	11,585	12,253	Nov 2016 121.00 Call (68)	USD	8,228	(ÿ)	18
6.250% due 08/15/23	9,795	12,748	Nov 2016 121.25 Call (170)	USD	20,613	(ÿ)	28
1.375% due 08/31/23	9,461	9,321	United States Treasury
1.375% due 09/30/23	4,395	4,326	Bond Futures
1.625% due 10/31/23	15,250	15,249	Nov 2016 163.50 Call (40)	USD	6,540	(ÿ)	57
1.750% due 10/31/23	52,835	53,564	Nov 2016 165.50 Call (40)	USD	6,620	(ÿ)	28
2.750% due 11/15/23	11,389	12,246	Nov 2016 166.00 Call (51)	USD	8,466	(ÿ)	30
2.750% due 02/15/24	12,444	13,392	Total Options Purchased
2.500% due 05/15/24	16,169	17,127	(cost $449)				285
2.000% due 02/15/25	41,903	42,705
1.625% due 02/15/26	28,000	27,536	Short-Term Investments - 14.1%
1.625% due 05/15/26	29,172	28,652
1.500% due 08/15/26(§)	150,945	146,440	American Express Credit Corp.
3.500% due 02/15/39	9,276	11,033	1.125% due 06/05/17		4,215		4,217
4.500% due 08/15/39	8,850	12,057	American Honda Finance Corp.
4.625% due 02/15/40	10,154	14,076	1.051% due 07/14/17 (Ê)		8,375		8,379
4.375% due 05/15/40	9,965	13,372	Anheuser-Busch InBev Worldwide, Inc.
3.125% due 02/15/43	13,704	15,240
3.625% due 08/15/43	13,827	16,810	1.053% due 12/30/16 (Þ)(~)		722		721
3.000% due 11/15/44	16,275	17,678	0.922% due 04/21/17 (Þ)(~)		2,605		2,594
3.000% due 05/15/45	18,560	20,149	1.105% due 06/08/17 (Þ)(~)		800		794
2.500% due 02/15/46	1,390	1,364	AT&T, Inc.
2.500% due 05/15/46	77,800	76,375
2.250% due 08/15/46	117,030	108,843	1.600% due 02/15/17		1,895		1,898
		1,585,193	1.700% due 06/01/17		4,815		4,832
Total Long-Term Investments			Bank of America Corp.
(cost $4,993,120)		5,017,997	5.700% due 05/02/17		550		562
			Bank of America NA
			Series BKNT
Common Stocks - 0.0%			1.381% due 06/05/17 (Ê)		3,935		3,940
Financial Services - 0.0%			Bear Stearns Cos. LLC (The)
Escrow GM Corp.(Å)	420,000	—
Producer Durables - 0.0%			5.550% due 01/22/17		3,681		3,718
Quad/Graphics, Inc.	75	2	BNP Paribas SA
Total Common Stocks			2.375% due 09/14/17		300		303
(cost $—)		2	Brazil Notas do Tesouro Nacional
			Series NTNF

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 431

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair		Principal		Fair
		Amount ($)	Value		Amount ($)		Value
		or Shares	$		or Shares		$
10.000% due 01/01/17	BRL	5,000	1,608	0.938% due 02/10/17 (Þ)(~)	3,600		3,591
Canadian Imperial Bank of Commerce				Province of British Columbia Canada
0.986% due 02/21/17 (Ê)		5,485	5,485	1.200% due 04/25/17	1,895		1,897
Chariot Funding LLC				Royal Bank of Canada
1.160% due 03/31/17 (Þ)(~)		3,000	2,986	Series YCD
Commonwealth Bank of Australia				0.935% due 01/09/17 (Ê)(~)	4,000		4,002
1.114% due 03/09/17 (Ê)(Þ)(~)		8,350	8,359	Russell U.S. Cash Management Fund	405,794,740	(8)	405,876
Compass Bank				Samsung Electronics America, Inc.
Series BKNT				1.750% due 04/10/17 (Þ)	1,910		1,912
				Sinopec Group Overseas Development
6.400% due 10/01/17		6,880	7,144	2012, Ltd.
Cooperatieve Rabobank UA				2.750% due 05/17/17 (Þ)	260		262
0.945% due 03/09/17 (Ê)(~)		7,590	7,592	Small Business Administration
Credit Suisse				Series 97-D Class 1
Series GMTN				7.500% due 04/01/17	15		15
1.427% due 05/26/17 (Ê)		2,050	2,050
Deutsche Telekom International Finance				Statoil ASA
BV				3.125% due 08/17/17	150		152
2.250% due 03/06/17 (Þ)		6,780	6,804	Sumitomo Mitsui Banking Corp.
DNB Bank ASA				Series YCD
Series YCD				1.133% due 04/26/17 (Ê)(~)	3,000		2,999
1.174% due 06/09/17 (Ê)(~)		7,590	7,595	Thomson Reuters Corp.
eBay, Inc.				1.650% due 09/29/17	4,000		4,010
1.350% due 07/15/17		4,085	4,087	Total Capital International SA
FCA US LLC Term Loan B				1.550% due 06/28/17	5,110		5,122
3.500% due 05/24/17 (Ê)		2,316	2,317	Toyota Motor Credit Corp.
Freddie Mac				1.125% due 05/16/17	8,055		8,062
8.500% due 02/01/17		—	—	Transocean, Inc.
General Electric Co.				4.250% due 10/15/17	3,349		3,332
1.086% due 12/29/16 (Ê)		2,470	2,471	Tyco Electronics Group SA
Glencore Finance Canada, Ltd.				6.550% due 10/01/17	2,425		2,541
2.700% due 10/25/17 (Þ)		900	903	United States Treasury Bills
Hewlett Packard Enterprise Co.				0.113% due 11/10/16 (~)(§)	6,000		6,000
2.700% due 10/05/17 (Þ)		5,330	5,398	0.010% due 12/22/16 (~)(§)	500		500
Intesa Sanpaolo SpA				0.265% due 01/05/17 (~)(§)	35,950		35,933
2.375% due 01/13/17		2,570	2,572	0.262% due 01/12/17 (~)	13,830		13,823
JPMorgan Chase Bank NA				0.331% due 02/23/17 (~)	5,460		5,454
Series BKNT
6.000% due 10/01/17		7,800	8,124	0.468% due 04/20/17 (~)	33,140		33,067
LMA-Americas LLC				United States Treasury Notes
1.158% due 03/01/17 (Þ)(~)		2,000	1,992	0.500% due 11/30/16	14,730		14,734
Manufacturers & Traders Trust Co.				0.500% due 04/30/17	35,690		35,682
Series BKNT				0.875% due 10/15/17	16,500		16,525
1.400% due 07/25/17		5,600	5,607	0.750% due 10/31/17	2,500		2,500
Matchpoint Finance PLC				Verizon Communications, Inc.
1.021% due 12/14/16 (ç)(Þ)(~)		5,900	5,893	1.234% due 06/09/17 (Ê)	2,380		2,384
National Australia Bank, Ltd.				1.350% due 06/09/17	5,785		5,791
2.750% due 03/09/17		2,105	2,117	Vodafone Group PLC
1.118% due 06/30/17 (Ê)(Þ)		2,965	2,966	1.625% due 03/20/17	5,915		5,923
Nordea Bank Finland PLC				1.644% due 09/13/17 (Þ)(~)	1,500		1,479
Series YCD				Wells Fargo & Co.
1.252% due 06/13/17 (Ê)(~)		5,485	5,491	1.234% due 06/02/17 (Ê)	10,930		10,936
Ontario Teachers' Finance Trust				Wells Fargo Bank NA

See accompanying notes which are an integral part of the financial statements.

432 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)

	Principal	Fair
	Amount ($)	Value
	or Shares	$
Series CD
1.245% due 06/12/17 (Ê)(~)	5,485	5,492
Westpac Banking Corp.
Series YCD
1.301% due 03/01/17 (Ê)(~)	5,295	5,302
Williams Partners, LP / Williams
Partners Finance Corp.
7.250% due 02/01/17	1,480	1,500
Total Short-Term Investments
(cost $777,526)		778,317

Total Investments 105.1%
(identified cost $5,774,170)		5,799,512

Other Assets and Liabilities,
Net - (5.1%)		(280,058)

Net Assets - 100.0%		5,519,454

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 433

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2016

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

		Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition	Amount ($)	Unit	(000)	(000)
Securities	Date	or shares	$	$	$
0.3%
A10 Securitization LLC	05/19/16	4,391,000	99.97	4,390	4,391
Bear Stearns Second Lien Trust	10/22/15	1,057,788	96.54	1,021	1,036
Escrow GM Corp.	04/21/11	420,000	—	—	—
Fannie Mae	10/27/00	14,885	22.36	3	3
Fannie Mae	02/12/01	15,068	27.26	4	4
Fannie Mae	08/14/02	6,784	27.33	2	2
Fannie Mae	04/27/10	22,955	32.51	7	7
Fannie Mae REMICS	09/15/00	22,185	19.25	4	4
Fannie Mae REMICS	06/12/01	1,687	1.60	—	—
Fannie Mae REMICS	05/28/03	60,013	18.93	11	11
Fannie Mae REMICS	01/07/04	49,646	24.77	12	12
Fannie Mae REMICS	04/25/05	63,762	18.13	12	12
Fannie Mae REMICS	04/25/05	30,204	20.11	6	6
Fannie Mae REMICS	02/28/07	54,448	99.93	54	53
Fannie Mae REMICS	08/17/07	551,102	99.18	547	540
Fannie Mae REMICS	09/19/08	287,828	18.44	53	53
Fannie Mae REMICS	09/19/08	52,072	21.42	11	11
Freddie Mac REMICS	04/14/03	34,916	27.76	10	10
Freddie Mac REMICS	06/11/03	9,190	16.89	2	2
Freddie Mac REMICS	03/05/04	77,714	26.42	20	20
Freddie Mac REMICS	03/15/04	14,222	20.69	3	3
Freddie Mac REMICS	09/19/08	414,511	16.56	69	69
Freddie Mac Strips	12/12/00	14,064	26.08	4	4
Freddie Mac Strips	05/29/03	32,771	23.10	8	7
Freddie Mac Strips	08/19/03	33,985	21.29	7	7
Freddie Mac Strips	02/13/04	34,764	28.62	10	10
Ginnie Mae	01/20/10	54,191	23.47	13	12
GSAA Trust	10/21/15	3,469,032	85.55	2,968	3,032
Irwin Home Equity Loan Trust	02/03/16	3,204,302	102.38	3,280	3,248
Irwin Home Equity Loan Trust	05/04/16	1,388,398	102.20	1,419	1,416
Waldorf Astoria Boca Raton Trust	07/12/16	4,000,000	100.00	4,000	3,999
					17,984
For a description of restricted securities see note 8 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
Australia 10 Year Bond Futures	2,529	AUD	335,402	12/16	(1,725)
Euro-BTP Futures	99	EUR	13,717	12/16	(139)
Eurodollar Futures	393	USD	97,322	12/16	(1)
Eurodollar Futures	21	USD	2,844	12/16	(9)
Eurodollar Futures	341	USD	84,278	12/17	(48)
United States 2 Year Treasury Note Futures	937	USD	204,398	12/16	45
United States 5 Year Treasury Note Futures	4,261	USD	514,715	12/16	(980)
United States 10 Year Treasury Note Futures	3,225	USD	418,041	12/16	(1,074)
United States Long Bond Futures	583	USD	94,865	12/16	(2,561)
United States Ultra Bond Futures	18	USD	3,167	12/16	(23)
Short Positions
Cross Currency (AUD/USD)	77	USD	5,846	12/16	8
Euro-Bobl Futures	288	EUR	37,760	12/16	170
Euro-Bund Futures	1,399	EUR	226,876	12/16	1,905
Eurodollar Futures	341	USD	83,958	12/19	140
Euro-OAT Futures	141	EUR	22,038	12/16	467
British Pound Currency Futures	75	USD	5,744	12/16	234
Japan Government 10 Year Bond Futures	33	JPY	5,006,430	12/16	(104)
Japanese Yen Currency Futures	23	USD	2,744	12/16	—

See accompanying notes which are an integral part of the financial statements.

434 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2016

Futures Contracts

Amounts in thousands (except contract amounts)
Long Gilt Futures			1,809	GBP	226,740	12/16	3,923
United States 10 Year Treasury Note Futures			588	USD	76,220	12/16	586
United States 10 Year Ultra Bond Futures			263	USD	37,219	12/16	303
United States Long Bond Futures			200	USD	32,544	12/16	694
United States Ultra Bond Futures			57	USD	10,028	12/16	632
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							2,443

Options Written
Amounts in thousands (except contract amounts)
		Number of	Strike		Notional	Expiration	Fair Value
	Call/Put	Contracts	Price		Amount	Date	$
Cross Currency Options (USD/GBP)	Call	1	1.18	USD	13,688	11/23/16	(20)
United States 10 Year Treasury Note Futures	Call	37	131.50	USD	4,866	11/25/16	(4)
United States 10 Year Treasury Note Futures	Call	266	133.00	USD	35,378	11/25/16	(8)
United States 10 Year Treasury Note Futures	Call	107	170.00	USD	18,190	11/25/16	(13)
United States 10 Year Treasury Note Futures	Call	136	132.50	USD	18,020	12/23/16	(13)
United States 10 Year Treasury Note Futures	Put	67	127.75	USD	8,559	11/25/16	(8)
United States 5 Year Treasury Note Futures	Call	57	121.75	USD	6,940	11/25/16	(3)
United States Treasury Bond Futures	Call	47	178.00	USD	8,366	11/25/16	—
United States Treasury Bond Futures	Call	40	165.00	USD	6,600	12/23/16	(44)
United States Treasury Bond Futures	Call	40	166.00	USD	6,640	12/23/16	(35)
United States Treasury Bond Futures	Call	40	167.00	USD	6,680	12/23/16	(26)
United States Treasury Bond Futures	Call	40	168.00	USD	6,720	12/23/16	(20)
United States Treasury Bond Futures	Put	34	158.50	USD	5,389	11/25/16	(17)
Total Liability for Options Written (premiums received $469)							(211)

Transactions in options written contracts for the period ended October 31, 2016 were as follows:
			Number of		Premiums
			Contracts		Received
Outstanding October 31, 2015				1	$769
Opened				2,321	1,330
Closed			(1,208)		(1,262)
Expired				(202)	(368)
Outstanding October 31, 2016				912	$469

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	91	BRL	293	11/21/16	1
Bank of America	USD	374	BRL	1,269	11/21/16	21
Bank of America	USD	9,425	BRL	30,675	11/21/16	133
Bank of America	USD	125	COP	369,417	11/21/16	(2)
Bank of America	USD	188	COP	551,815	11/21/16	(5)
Bank of America	USD	9,620	COP	28,514,907	11/21/16	(167)
Bank of America	USD	1,172	CZK	28,766	11/21/16	(3)
Bank of America	USD	3,297	GBP	2,640	01/20/17	(60)
Bank of America	USD	165	HUF	45,430	11/21/16	(3)
Bank of America	USD	898	HUF	250,992	11/21/16	(6)
Bank of America	USD	22,154	HUF	6,107,300	11/21/16	(439)
Bank of America	USD	150	IDR	1,982,863	11/21/16	2
Bank of America	USD	73	PLN	280	11/21/16	(1)
Bank of America	USD	917	PLN	3,615	11/21/16	4
Bank of America	USD	22,120	PLN	83,930	11/21/16	(737)
Bank of America	USD	61	RUB	3,996	11/21/16	2

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 435

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	81	RUB	5,145	11/21/16	—
Bank of America	USD	9,662	RUB	631,567	11/21/16	251
Bank of America	USD	675	TRY	2,112	11/21/16	4
Bank of America	USD	1,519	TRY	4,751	11/21/16	10
Bank of America	USD	9,677	TRY	28,908	11/21/16	(374)
Bank of America	USD	21,773	TRY	65,044	11/21/16	(842)
Bank of America	BRL	660	USD	205	11/21/16	(1)
Bank of America	BRL	2,855	USD	842	11/21/16	(48)
Bank of America	BRL	69,018	USD	21,207	11/21/16	(299)
Bank of America	CNY	130,030	USD	19,122	01/20/17	70
Bank of America	CZK	12,785	USD	521	11/21/16	1
Bank of America	HUF	102,217	USD	371	11/21/16	7
Bank of America	HUF	111,552	USD	399	11/21/16	3
Bank of America	HUF	2,714,356	USD	9,887	11/21/16	236
Bank of America	IDR	7,974,700	USD	606	11/21/16	(4)
Bank of America	IDR	288,912,756	USD	21,841	11/21/16	(271)
Bank of America	MYR	1,293	USD	311	11/21/16	4
Bank of America	MYR	5,536	USD	1,309	11/21/16	(8)
Bank of America	MYR	88,196	USD	21,986	11/21/16	990
Bank of America	RUB	1,776	USD	27	11/21/16	(1)
Bank of America	RUB	11,577	USD	182	11/21/16	—
Bank of America	RUB	1,421,025	USD	21,667	11/21/16	(639)
Bank of America	TRY	24	USD	8	11/21/16	—
Bank of America	TRY	54	USD	18	11/21/16	1
Bank of America	TWD	565	USD	18	11/21/16	—
Bank of America	TWD	11,445	USD	359	11/21/16	(3)
Bank of America	TWD	306,331	USD	9,902	11/21/16	192
Bank of Montreal	USD	38,038	CAD	49,745	11/21/16	(946)
Bank of Montreal	USD	37,515	EUR	34,072	11/21/16	(84)
Bank of Montreal	CHF	16,505	USD	16,700	11/21/16	5
Bank of Montreal	CHF	37,136	USD	37,575	11/21/16	12
Bank of Montreal	HKD	75,922	USD	9,799	11/21/16	9
Bank of New York	USD	37,892	GBP	30,827	11/21/16	(146)
Bank of New York	USD	58,202	JPY	6,046,438	11/21/16	(509)
Bank of New York	GBP	47,953	USD	58,943	11/21/16	227
Bank of New York	ILS	143,078	USD	37,446	11/21/16	135
Barclays	USD	5,800	NZD	8,220	11/17/16	74
Barclays	MXN	55,243	USD	2,900	11/17/16	(24)
Barclays	ZAR	41,592	USD	2,900	11/17/16	(172)
Citigroup	USD	16,956	NZD	23,614	11/21/16	(82)
Citigroup	USD	59,344	NZD	82,649	11/21/16	(288)
Citigroup	MXN	54,826	USD	2,900	11/17/16	(2)
Citigroup	SEK	147,258	USD	16,716	11/21/16	398
Citigroup	SEK	515,404	USD	58,505	11/21/16	1,393
Goldman Sachs	CNY	97,342	USD	14,351	12/14/16	38
JPMorgan Chase	USD	13,197	CAD	17,420	12/14/16	(205)
JPMorgan Chase	USD	10,624	CLP	7,094,649	11/17/16	226
JPMorgan Chase	USD	5,952	COP	17,458,210	11/17/16	(161)
JPMorgan Chase	USD	4,179	GBP	3,404	12/14/16	(8)
JPMorgan Chase	USD	6,708	GBP	5,480	12/14/16	6
JPMorgan Chase	USD	1,599	GBP	1,310	01/20/17	7
JPMorgan Chase	USD	7,146	INR	483,660	01/20/17	27
JPMorgan Chase	USD	2,373	MXN	45,457	01/20/17	12
JPMorgan Chase	USD	30,990	NOK	251,715	12/14/16	(522)
JPMorgan Chase	USD	1,335	NZD	1,890	11/17/16	16
JPMorgan Chase	USD	4,323	PLN	16,638	12/14/16	(86)

See accompanying notes which are an integral part of the financial statements.

436 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
JPMorgan Chase	USD	4,943	PLN	19,664	12/14/16	65
JPMorgan Chase	USD	7,057	SEK	62,739	11/21/16	(105)
JPMorgan Chase	USD	7,040	SGD	9,704	12/14/16	(63)
JPMorgan Chase	USD	18,362	SGD	25,576	12/14/16	26
JPMorgan Chase	USD	11,067	TRY	34,544	12/14/16	(4)
JPMorgan Chase	USD	9,122	ZAR	128,465	12/14/16	325
JPMorgan Chase	AUD	75,019	USD	56,604	12/14/16	(401)
JPMorgan Chase	BRL	12,363	USD	3,887	11/17/16	30
JPMorgan Chase	BRL	39,899	USD	12,269	11/17/16	(178)
JPMorgan Chase	CHF	25,400	USD	25,850	12/14/16	122
JPMorgan Chase	CNY	19,700	USD	2,907	12/14/16	10
JPMorgan Chase	COP	56,976,306	USD	19,281	11/16/16	376
JPMorgan Chase	CZK	21,038	USD	867	12/14/16	11
JPMorgan Chase	DKK	2,113	USD	316	12/14/16	4
JPMorgan Chase	EUR	2,619	USD	2,856	12/14/16	(25)
JPMorgan Chase	EUR	13,284	USD	14,793	12/14/16	184
JPMorgan Chase	EUR	6,050	USD	6,694	01/20/17	28
JPMorgan Chase	GBP	2,441	USD	3,004	12/14/16	13
JPMorgan Chase	HKD	5,312	USD	685	12/14/16	—
JPMorgan Chase	HUF	2,976,981	USD	10,522	11/21/16	(63)
JPMorgan Chase	IDR	91,785,820	USD	6,991	11/17/16	(38)
JPMorgan Chase	IDR	115,307,290	USD	8,795	11/17/16	(35)
JPMorgan Chase	JPY	1,832,379	USD	17,662	12/14/16	160
JPMorgan Chase	JPY	483,590	USD	4,673	01/20/17	46
JPMorgan Chase	JPY	1,021,700	USD	9,923	01/20/17	148
JPMorgan Chase	MXN	29,374	USD	1,546	12/14/16	(1)
JPMorgan Chase	MYR	17,517	USD	4,233	11/16/16	62
JPMorgan Chase	NZD	18,321	USD	13,049	11/17/16	(43)
JPMorgan Chase	NZD	105,148	USD	74,257	12/14/16	(813)
JPMorgan Chase	PEN	37,042	USD	10,963	11/16/16	(33)
JPMorgan Chase	PEN	61,687	USD	18,007	11/16/16	(306)
JPMorgan Chase	PHP	549,477	USD	11,350	11/16/16	21
JPMorgan Chase	SGD	58,940	USD	42,732	12/14/16	355
JPMorgan Chase	THB	123,715	USD	3,518	11/16/16	(16)
JPMorgan Chase	THB	424,034	USD	12,164	11/16/16	52
JPMorgan Chase	TRY	12,947	USD	4,140	12/14/16	(6)
JPMorgan Chase	ZAR	46,251	USD	3,259	12/14/16	(143)
State Street	USD	16,957	AUD	22,121	11/21/16	(138)
State Street	USD	160	CZK	3,843	11/21/16	(4)
State Street	USD	22,339	CZK	532,354	11/21/16	(700)
State Street	USD	102	HKD	794	11/21/16	—
State Street	USD	58,655	NOK	480,634	11/21/16	(482)
State Street	USD	122	SGD	167	11/21/16	(2)
State Street	USD	1,086	SGD	1,509	11/21/16	(1)
State Street	USD	22,134	SGD	29,571	11/21/16	(875)
State Street	USD	245	ZAR	3,492	11/21/16	13
State Street	USD	696	ZAR	9,999	11/21/16	43
State Street	USD	9,604	ZAR	129,781	11/21/16	(15)
State Street	CHF	57,766	USD	58,437	11/21/16	5
State Street	CZK	8,647	USD	361	11/21/16	9
State Street	CZK	236,602	USD	9,928	11/21/16	311
State Street	DKK	112,659	USD	16,663	11/21/16	23
State Street	HKD	2,612	USD	337	11/21/16	—
State Street	NOK	308,979	USD	37,925	11/21/16	528
State Street	SGD	74	USD	54	11/21/16	1
State Street	SGD	671	USD	483	11/21/16	—

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 437

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
State Street	SGD	13,143	USD	9,837	11/21/16	389
Toronto Dominion Bank	USD	2,900	ZAR	40,717	11/17/16	107
UBS	USD	2,900	MXN	54,475	11/17/16	(16)
UBS	USD	2,860	RUB	180,000	11/17/16	(31)
UBS	BRL	9,280	USD	2,891	11/17/16	(11)
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(3,712)

Total Return Swap Contracts (*)
Amounts in thousands
		Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Amount		Date	$
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays	USD	57,859	04/28/17	(30)
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays	USD	20,301	04/28/17	(9)
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays	USD	5,075	04/28/17	(3)
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays	USD	62,805	06/30/17	(33)
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays	USD	27,913	06/30/17	(15)
Total Fair Value of Open Total Return Swap Contracts Premiums Paid (Received) - $— (å)					(90)

(*) Total return swaps (which includes index swaps) are agreements between counterparties to exchange cash flows, one based on a market-linked returns of an individual asset or a basket of assets (i.e. an index), and the other on a fixed or floating rate. The floating rate fees were all based on 1 Month LIBOR rate plus a fee ranging from 0.00% to 0.10%.

Interest Rate Swap Contracts

Amounts in thousands
							Termination	Fair Value
Counterparty	Notional Amount		Fund Receives	Fund Pays			Date	$
JPMorgan Chase	DKK	940	Six Month CIBOR	0.943%			05/05/25	(4)
JPMorgan Chase	DKK	36,000	Six Month CIBOR	0.510%			05/05/25	43
JPMorgan Chase	DKK	14,500	Six Month LIBOR	Six Month LIBOR			05/06/25	—
JPMorgan Chase	DKK	14,500	Six Month CIBOR	0.640%			05/06/25	(9)
JPMorgan Chase	HKD	1,477	Three Month MIBOR	2.160%			05/14/25	(10)
JPMorgan Chase	HKD	17,100	Three Month HIBOR	1.462%			05/14/25	16
JPMorgan Chase	HKD	42,200	Three Month HIBOR	1.420%			05/14/25	53
JPMorgan Chase	CZK	54,500	Six Month PRIBOR	0.490%			06/19/25	40
JPMorgan Chase	CZK	133,000	Six Month PRIBOR	0.495%			06/19/25	90
JPMorgan Chase	CZK	255,000	Six Month PRIBOR	1.280%			06/19/25	(543)
Merrill Lynch	USD	76,416	Three Month LIBOR	1.267%			05/15/23	1,061
Total Fair Value on Open Interest Rate Swap Contracts Premiums Paid (Received) – ($14) (å)								737

Credit Default Swap Contracts

Amounts in thousands

Credit Indices
						Fund (Pays)/
						Receives	Termination	Fair Value
Reference Entity			Counterparty	Notional Amount		Fixed Rate	Date	$
CDX NA High Yield Index		Goldman Sachs		USD	20,760	5.000%	06/20/21	998
Total Fair Value on Open Credit Indices Premiums Paid (Received) - $881								998

See accompanying notes which are an integral part of the financial statements.

438 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2016

Presentation of Portfolio Holdings
Amounts in thousands
			Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Long-Term Investments
Asset-Backed Securities	$—	$331,314	$—	$—	$331,314	6.0
Corporate Bonds and Notes	—	1,040,403	1,675	—	1,042,078	18.9
International Debt	—	325,072	—	—	325,072	5.9
Loan Agreements	—	31,645	—	—	31,645	0.6
Mortgage-Backed Securities	—	1,332,657	4,802	—	1,337,459	24.2
Municipal Bonds	—	28,882	—	—	28,882	0.5
Non-US Bonds	—	288,107	—	—	288,107	5.2
United States Government Agencies	—	48,247	—	—	48,247	0.9
United States Government Treasuries	—	1,585,193	—	—	1,585,193	28.7
Common Stocks
Financial Services	—	—	—		—	—
Producer Durables	2	—	—		2	—*
Preferred Stocks	2,911	—	—	—	2,911	0.1
Options Purchased	212	73	—	—	285	—*
Short-Term Investments	—	372,441	—	405,876	778,317	14.1
Total Investments	3,125	5,384,034	6,477	405,876	5,799,512	105.1
Other Assets and Liabilities, Net						(5.1)
						100.0
Other Financial Instruments
Assets
Futures Contracts	9,107	—	—	—	9,107	0.2
Foreign Currency Exchange Contracts	—	7,984	—	—	7,984	0.1
Interest Rate Swap Contracts	—	1,303	—	—	1,303	—*
Credit Default Swap Contracts	—	998	—	—	998	—*

Liabilities
Futures Contracts	(6,664)	—	—	—	(6,664)	(0.1)
Options Written	(191)	(20)	—	—	(211)	(—)*
Foreign Currency Exchange Contracts	—	(11,696)	—	—	(11,696)	(0.2)
Interest Rate Swap Contracts	—	(566)	—	—	(566)	(—)*
Total Return Swap Contracts	—	(90)	—	—	(90)	(—)*
Total Other Financial Instruments**	$2,252	$(2,087)	$—	$—	$165

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016 see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 439

Russell Investment Company
Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2016

Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2016 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

440 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Fair Value of Derivative Instruments — October 31, 2016

Amounts in thousands

		Foreign
	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*	$—	$73	$212
Unrealized appreciation on foreign currency exchange contracts	—	7,984	—
Variation margin on futures contracts**	—	8	9,099
Interest rate swap contracts, at fair value	—	—	1,303
Credit default swap contracts, at fair value	998	—	—
Total	$998	$8,065	$10,614

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts**	$—	$—	$6,664
Unrealized depreciation on foreign currency exchange contracts	—	11,696	—
Options written, at fair value	—	20	191
Total return swap contracts, at fair value	—	—	90
Interest rate swap contracts, at fair value	—	—	566
Total	$—	$11,716	$7,511
		Foreign
	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments***	$—	$(1,418)	$(1,432)
Futures contracts	—	(516)	31,631
Options written	—	306	1,041
Total return swap contracts	—	—	19,217
Interest rate swap contracts	—	—	(7,279)
Credit default swap contracts	6,416	—	—
Foreign currency-related transactions****	—	9,478	—
Total	$6,416	$7,850	$43,178

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments*****	$—	$(49)	$214
Futures contracts	—	8	4,591
Options written	—	27	(309)
Total return swap contracts	—	—	47
Interest rate swap contracts	—	—	3,774
Credit default swap contracts	143	—	—
Foreign currency-related transactions******	—	(3,942)	—
Total	$143	$(3,956)	$8,317

* Fair value of purchased options.
** Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
*** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
**** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***** Includes net unrealized gain (loss) on purchased options as reported in the Schedule of Investments.
****** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 441

Russell Investment Company
Russell Strategic Bond Fund

Consolidated Balance Sheet Offsetting of Financial and Derivative Instruments —
October 31, 2016

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Options Purchased Contracts	Investments, at fair value	$285	$—	$285
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	7,984	—	7,984
Futures Contracts	Variation margin on futures contracts	6,862	—	6,862
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value	1,303	—	1,303
Credit Default Swap Contracts	Credit default swap contracts, at fair value	998	—	998
Total Financial and Derivative Assets		17,432	—	17,432
Financial and Derivative Assets not subject to a netting agreement		(9,133)	—	(9,133)
Total Financial and Derivative Assets subject to a netting agreement		$8,299	$—	$8,299

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$1,932	$1,922	$—	$10
Bank of Montreal	26	26	—	—
Bank of New York	362	362	—	—
Barclays	74	74	—	—
Citigroup	1,791	370	—	1,421
Goldman Sachs	111	20	91	—
JPMorgan Chase	2,572	2,304	—	268
State Street	1,324	1,324	—	—
Toronto Dominion Bank	107	—	—	107
Total	$8,299	$6,402	$91	$1,806

See accompanying notes which are an integral part of the financial statements.

442 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Consolidated Balance Sheet Offsetting of Financial and Derivative Instruments,
continued — October 31, 2016

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$643	$—	$643
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	11,696	—	11,696
Options Written Contracts	Options written, at fair value	211	—	211
Total Return Swap Contracts	Total return swap contracts, at fair value	90	—	90
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value	566	—	566
Total Financial and Derivative Liabilities		13,206	—	13,206
Financial and Derivative Liabilities not subject to a netting agreement		(834)	—	(834)
Total Financial and Derivative Liabilities subject to a netting agreement		$12,372	$—	$12,372

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$3,912	$1,922	$—	$1,990
Bank of Montreal	1,031	26	—	1,005
Bank of New York	655	362	—	293
Barclays	286	74	212	—
Citigroup	372	370	—	2
Goldman Sachs	20	20	—	—
JPMorgan Chase	3,819	2,304	1,515	—
State Street	2,219	1,324	—	895
UBS	58	—	—	58
Total	$12,372	$6,402	$1,727	$4,243

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 443

Russell Investment Company
Russell Strategic Bond Fund

Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$5,774,170
Investments, at fair value(>)	5,799,512
Cash	53,494
Cash (restricted)(a)(b)(c)	31,259
Foreign currency holdings(^)	8,484
Unrealized appreciation on foreign currency exchange contracts	7,984
Receivables:
Dividends and interest	31,462
Dividends from affiliated Russell funds	227
Investments sold	261,614
Fund shares sold	6,988
Investments matured(<)	1,589
Variation margin on futures contracts	6,862
Other receivable	124
Interest rate swap contracts, at fair value(•)	1,303
Credit default swap contracts, at fair value(+)	998
Total assets	6,211,900

Liabilities
Payables:
Due to broker (d)(e)(f)	3,280
Investments purchased	667,701
Fund shares redeemed	4,345
Accrued fees to affiliates	3,111
Other accrued expenses	632
Variation margin on futures contracts	643
Other payable	171
Unrealized depreciation on foreign currency exchange contracts	11,696
Options written, at fair value(x)	211
Total return swap contracts, at fair value(8)	90
Interest rate swap contracts, at fair value(•)	566
Total liabilities	692,446
Commitments and Contingencies (1)

Net Assets	$5,519,454

(1) See note 9 in the Notes to Financial Statements for a detailed description of commitments and contingencies.

See accompanying notes which are an integral part of the financial statements.

444 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Statement of Assets and Liabilities, continued — October 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$15,061
Accumulated net realized gain (loss)	128,423
Unrealized appreciation (depreciation) on:
Investments	25,342
Futures contracts	2,443
Options written	258
Total return swap contracts	(90)
Interest rate swap contracts	751
Credit default swap contracts	117
Investments matured	(189)
Foreign currency-related transactions	(3,901)
Other investments	(1,723)
Shares of beneficial interest	4,952
Additional paid-in capital	5,348,010
Net Assets	$5,519,454

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$11.18
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$11.62
Class A — Net assets	$56,662,911
Class A — Shares outstanding ($.01 par value)	5,069,653
Net asset value per share: Class C(#)	$11.16
Class C — Net assets	$57,161,309
Class C — Shares outstanding ($.01 par value)	5,120,483
Net asset value per share: Class E(#)	$11.09
Class E — Net assets	$133,208,697
Class E — Shares outstanding ($.01 par value)	12,012,294
Net asset value per share: Class I(#)	$11.05
Class I — Net assets	$1,142,324,523
Class I — Shares outstanding ($.01 par value)	103,361,888
Net asset value per share: Class R6(#)	$11.09
Class R6 — Net assets	$674,231
Class R6 — Shares outstanding ($.01 par value)	60,811
Net asset value per share: Class S(#)	$11.21
Class S — Net assets	$3,123,603,602
Class S — Shares outstanding ($.01 par value)	278,636,201
Net asset value per share: Class Y(#)	$11.07
Class Y — Net assets	$1,005,818,285
Class Y — Shares outstanding ($.01 par value)	90,890,447
Amounts in thousands
(^) Foreign currency holdings - cost	$8,640
(x) Premiums received on options written	$469
(+) Credit default swap contracts - premiums paid (received)	$881
(•) Interest rate swap contracts - premiums paid (received)	$(14)
(<) Investments matured - cost	$1,777
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$405,876

(a) Cash Collateral for Futures	$24,417
(b) Cash Collateral for Swaps	$6,756
(c) Cash Collateral for TBAs	$86
(d) Due to Broker for Futures	$64
(e) Due to Broker for Swaps	$2,991
(f) Due to Broker for TBAs	$225
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 445

Russell Investment Company
Russell Strategic Bond Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Dividends	$435
Dividends from affiliated Russell funds	2,901
Interest	147,811
Total investment income	151,147

Expenses
Advisory fees	28,137
Administrative fees	2,784
Custodian fees (1)	998
Distribution fees - Class A	145
Distribution fees - Class C	447
Transfer agent fees - Class A	116
Transfer agent fees - Class C	119
Transfer agent fees - Class E	243
Transfer agent fees - Class I	1,344
Transfer agent fees - Class R6	—**
Transfer agent fees - Class S	6,242
Transfer agent fees - Class Y	57
Professional fees	339
Registration fees	181
Shareholder servicing fees - Class C	149
Shareholder servicing fees - Class E	303
Trustees’ fees	191
Printing fees	403
Miscellaneous	130
Expenses before reductions	42,328
Expense reductions	(2,598)
Net expenses	39,730
Net investment income (loss)	111,417

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	69,857
Futures contracts	31,115
Options written	1,347
Total return swap contracts	19,217
Interest rate swap contracts	(7,279)
Credit default swap contracts	6,416
Foreign currency-related transactions	9,041
Net realized gain (loss)	129,714
Net change in unrealized appreciation (depreciation) on:
Investments	33,022
Futures contracts	4,599
Options written	(282)
Total return swap contracts	47
Interest rate swap contracts	3,774
Credit default swap contracts	143
Investment matured	(189)
Foreign currency-related transactions	(3,755)
Other investments	59
Net change in unrealized appreciation (depreciation)	37,418
Net realized and unrealized gain (loss)	167,132

See accompanying notes which are an integral part of the financial statements.

446 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Net Increase (Decrease) in Net Assets from Operations	$278,549

** Less than $500.
(1) Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 10 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 447

Russell Investment Company
Russell Strategic Bond Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$111,417	$107,354
Net realized gain (loss)	129,714	131,446
Net change in unrealized appreciation (depreciation)	37,418	(108,357)
Net increase (decrease) in net assets from operations	278,549	130,443

Distributions
From net investment income
Class A	(1,012)	(893)
Class C	(629)	(572)
Class E	(2,179)	(2,136)
Class I	(23,706)	(22,492)
Class R6	(3)	—
Class S	(64,492)	(65,820)
Class Y	(29,383)	(33,141)
From net realized gain
Class A	(852)	(1,283)
Class C	(966)	(1,354)
Class E	(1,887)	(2,908)
Class I	(17,991)	(24,276)
Class S	(51,248)	(80,024)
Class Y	(22,781)	(34,970)
Net decrease in net assets from distributions	(217,129)	(269,869)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(740,336)	(987,593)
Total Net Increase (Decrease) in Net Assets	(678,916)	(1,127,019)

Net Assets
Beginning of period	6,198,370	7,325,389
End of period	$5,519,454	$6,198,370
Undistributed (overdistributed) net investment income included in net assets	$15,061	$33,571

See accompanying notes which are an integral part of the financial statements.

448 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	1,464	$15,992	1,460	$16,262
Proceeds from reinvestment of distributions	168	1,820	195	2,160
Payments for shares redeemed	(1,467)	(16,206)	(2,508)	(27,827)
Net increase (decrease)	165	1,606	(853)	(9,405)
Class C
Proceeds from shares sold	563	6,198	812	9,052
Proceeds from reinvestment of distributions	147	1,575	173	1,913
Payments for shares redeemed	(1,252)	(13,764)	(1,493)	(16,575)
Net increase (decrease)	(542)	(5,991)	(508)	(5,610)
Class E
Proceeds from shares sold	2,842	31,560	927	10,243
Proceeds from reinvestment of distributions	354	3,794	422	4,633
Payments for shares redeemed	(2,165)	(23,668)	(3,445)	(37,876)
Net increase (decrease)	1,031	11,686	(2,096)	(23,000)
Class I
Proceeds from shares sold	22,335	244,249	18,967	208,936
Proceeds from reinvestment of distributions	3,858	41,237	4,225	46,261
Payments for shares redeemed	(29,972)	(324,761)	(25,013)	(274,838)
Net increase (decrease)	(3,779)	(39,275)	(1,821)	(19,641)
Class R6(1)
Proceeds from shares sold	61	676	—	—
Proceeds from reinvestment of distributions	—**	3	—	—
Payments for shares redeemed	—**	(3)	—	—
Net increase (decrease)	61	676	—	—
Class S
Proceeds from shares sold	70,965	789,298	68,318	761,817
Proceeds from reinvestment of distributions	10,554	114,325	13,031	144,624
Payments for shares redeemed	(103,329)	(1,138,615)	(139,848)	(1,558,632)
Net increase (decrease)	(21,810)	(234,992)	(58,499)	(652,191)
Class Y
Proceeds from shares sold	6,591	71,207	10,527	116,057
Proceeds from reinvestment of distributions	4,879	52,164	6,210	68,112
Payments for shares redeemed	(54,713)	(597,417)	(42,052)	(461,915)
Net increase (decrease)	(43,243)	(474,046)	(25,315)	(277,746)
Total increase (decrease)	(68,117)	$(740,336)	(89,092)	$(987,593)

**     Less than 500 shares.
(1)     For the period March 1, 2016 (commencement of operations) to October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 449

Russell Investment Company
Russell Strategic Bond Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2016	11.04	.18	.33	.51	(.20)	(.17)
October 31, 2015	11.26	.14	.03	.17	(.17)	(.22)
October 31, 2014	11.01	.15	.29	.44	(.14)	(.05)
October 31, 2013	11.50	.17	(.24)	(.07)	(.18)	(.24)
October 31, 2012	10.95	.26	.64	.90	(.25)	(.10)

Class C
October 31, 2016	11.02	.10	.33	.43	(.12)	(.17)
October 31, 2015	11.25	.06	.03	.09	(.10)	(.22)
October 31, 2014	11.01	.07	.27	.34	(.05)	(.05)
October 31, 2013	11.49	.08	(.23)	(.15)	(.09)	(.24)
October 31, 2012	10.95	.17	.64	.81	(.17)	(.10)

Class E
October 31, 2016	10.95	.18	.33	.51	(.20)	(.17)
October 31, 2015	11.18	.14	.02	.16	(.17)	(.22)
October 31, 2014	10.94	.15	.28	.43	(.14)	(.05)
October 31, 2013	11.42	.16	(.22)	(.06)	(.18)	(.24)
October 31, 2012	10.88	.26	.64	.90	(.26)	(.10)

Class I
October 31, 2016	10.92	.21	.32	.53	(.23)	(.17)
October 31, 2015	11.14	.17	.04	.21	(.21)	(.22)
October 31, 2014	10.91	.18	.28	.46	(.18)	(.05)
October 31, 2013	11.39	.20	(.23)	(.03)	(.21)	(.24)
October 31, 2012	10.85	.29	.64	.93	(.29)	(.10)

Class R6
October 31, 2016(8)	10.71	.14	.34	.48	(.10)	—

Class S
October 31, 2016	11.07	.21	.33	.54	(.23)	(.17)
October 31, 2015	11.29	.17	.03	.20	(.20)	(.22)
October 31, 2014	11.05	.18	.28	.46	(.17)	(.05)
October 31, 2013	11.53	.19	(.22)	(.03)	(.21)	(.24)
October 31, 2012	10.98	.28	.65	.93	(.28)	(.10)

Class Y
October 31, 2016	10.93	.23	.33	.56	(.25)	(.17)
October 31, 2015	11.15	.19	.03	.22	(.22)	(.22)
October 31, 2014	10.92	.19	.27	.46	(.18)	(.05)
October 31, 2013	11.40	.21	(.22)	(.01)	(.23)	(.24)
October 31, 2012	10.86	.30	.64	.94	(.30)	(.10)

See accompanying notes which are an integral part of the financial statements.

450 Russell Strategic Bond Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross(d)	Net(d)	Net Assets(d)	Turnover Rate(k)

(.37)	11.18	4.79	56,663	1.02	.96	1.66	203
(.39)	11.04	1.57	54,123	1.04	.98	1.29	152
(.19)	11.26	4.03	64,810	1.03	1.00	1.35	133
(.42)	11.01	(.62)	64,310	1.03	1.01	1.50	104
(.35)	11.50	8.44	101,799	1.02	1.00	2.32	186

(.29)	11.16	3.92	57,161	1.77	1.71	.91	203
(.32)	11.02	.78	62,412	1.79	1.73	.54	152
(.10)	11.25	3.15	69,413	1.78	1.75	.60	133
(.33)	11.01	(1.34)	81,015	1.78	1.76	.74	104
(.27)	11.49	7.56	107,160	1.77	1.75	1.56	186

(.37)	11.09	4.84	133,209	1.02	.96	1.65	203
(.39)	10.95	1.50	120,286	1.04	.98	1.29	152
(.19)	11.18	3.96	146,158	1.03	1.00	1.34	133
(.42)	10.94	(.59)	182,211	1.03	1.02	1.46	104
(.36)	11.42	8.46	164,834	1.02	.97	2.33	186

(.40)	11.05	5.06	1,142,325.69		.67	1.94	203
(.43)	10.92	1.89	1,169,757.71		.69	1.58	152
(.23)	11.14	4.20	1,214,059.70		.70	1.64	133
(.45)	10.91	(.24)	1,272,388.70		.70	1.79	104
(.39)	11.39	8.78	1,312,829.69		.69	2.63	186

(.10)	11.09	4.48	674.61		.58	1.93	203

(.40)	11.21	5.04	3,123,604.78		.71	1.91	203
(.42)	11.07	1.82	3,325,522.79		.73	1.54	152
(.22)	11.29	4.19	4,052,322.78		.75	1.60	133
(.45)	11.05	(.34)	4,152,586.78		.76	1.72	104
(.38)	11.53	8.71	3,773,716.77		.75	2.55	186

(.42)	11.07	5.27	1,005,818.58		.55	2.07	203
(.44)	10.93	2.00	1,466,270.59		.57	1.70	152
(.23)	11.15	4.31	1,778,627.59		.59	1.75	133
(.47)	10.92	(.15)	2,522,793.58		.58	1.90	104
(.40)	11.40	8.89	2,585,753.59		.59	2.73	186

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 451

Russell Investment Company
Russell Strategic Bond Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Advisory fees	$2,195,487
Administration fees	227,647
Distribution fees	49,012
Shareholder servicing fees	40,477
Transfer agent fees	579,446
Trustee fees	18,844
$3,110,913

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
Russell U.S. Cash Management Fund $	792,929	$7,667,335	$8,054,416	$—	$28	$405,876	$2,901	$—
	$792,929	$7,667,335	$8,054,416	$—	$28	$405,876	$2,901	$—

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$5,785,058,969
Unrealized Appreciation	$47,467,493
Unrealized Depreciation	(33,014,718)
Net Unrealized Appreciation (Depreciation)	$14,452,775
Undistributed Ordinary Income	$132,514,282
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$30,866,145
Tax Composition of Distributions
Ordinary Income	$182,988,962
Long-Term Capital Gains	$34,140,530

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transaction, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$(8,523)
Accumulated net realized gain (loss)	8,522
Additional paid-in capital	1

See accompanying notes which are an integral part of the financial statements.

452 Russell Strategic Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

Russell Investment Grade Bond Fund - Class A‡			Russell Investment Grade Bond Fund - Class R6‡‡‡
	Total			Total
	Return			Return
1 Year	0.53%		1 Year	4.93%
5 Years	2.20	%§	5 Years	3.44	%§
10 Years	4.13	%§	10 Years	4.93	%§

Russell Investment Grade Bond Fund - Class C‡‡			Russell Investment Grade Bond Fund - Class S‡‡‡‡
	Total			Total
	Return			Return
1 Year	3.68%		1 Year	4.68%
5 Years	2.22	%§	5 Years	3.24	%§
10 Years	3.77	%§	10 Years	4.74	%§

Russell Investment Grade Bond Fund - Class E			Russell Investment Grade Bond Fund - Class Y
	Total			Total
	Return			Return
1 Year	4.45%		1 Year	4.93%
5 Years	3.00	%§	5 Years	3.44	%§
10 Years	4.54	%§	10 Years	4.93	%§

Russell Investment Grade Bond Fund - Class I			Bloomberg Barclays U.S. Aggregate Bond Index**C
	Total			Total
	Return			Return
1 Year	4.76%		1 Year	4.37%
5 Years	3.33	%§	5 Years	2.90	%§
10 Years	4.83	%§	10 Years	4.64	%§

Russell Investment Grade Bond Fund 453

Russell Investment Company
Russell Investment Grade Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The Russell Investment Grade Bond Fund (the “Fund”) employs	environment, the Fund’s strategic overweight to credit provided a
a multi-manager approach whereby portions of the Fund are	tailwind to benchmark relative performance.
allocated to different money manager strategies. Fund assets not	The Fund’s global strategies also added value over the period. In
allocated to money managers are managed by Russell Investment	particular, the convergence of bond yields globally was a boost
Management, LLC (“RIM”), the Fund’s advisor. RIM may change	to the performance of the Fund’s bias toward higher real yield
the allocation of the Fund’s assets among money managers at	government bonds.
any time. An exemptive order from the Securities and Exchange
Commission (“SEC”) permits RIM to engage or terminate a money	How did the investment strategies and techniques employed
manager at any time, subject to approval by the Fund’s Board,	by the Fund and its money managers affect its benchmark-
without a shareholder vote. Pursuant to the terms of the exemptive	relative performance?
order, the Fund is required to notify its shareholders within 90	The Fund employs discretionary money managers. The Fund’s
days of when a money manager begins providing services. As of	discretionary money managers select the individual portfolio
October 31, 2016, the Fund had four money managers.	securities for the assets assigned to them. Fund assets not
What is the Fund’s investment objective?	allocated to discretionary money managers include the Fund’s
The Fund seeks to provide current income and the preservation	liquidity reserves and assets which may be managed directly by
of capital.	RIM to effect the Fund’s investment strategies and/or to actively manage the Fund’s overall exposures by investing in securities or
How did the Fund perform relative to its benchmark for the	other instruments that RIM believes will achieve the desired risk/
fiscal year ended October 31, 2016?	return profile for the Fund.
For the fiscal year ended October 31, 2016, the Fund’s Class A,	With respect to certain of the Fund’s money managers, Loomis
Class C, Class E, Class I, Class R6, Class S, and Class Y Shares	Sayles & Company, L.P. (“Loomis”) was the best performing
gained 4.47%, 3.68%, 4.45%, 4.76%, 4.93%, 4.68% and 4.93%,	manager over the period. Loomis benefitted from relatively
respectively. This is compared to the Fund’s benchmark, the	conservative credit positioning coming into the period. They then
Bloomberg Barclays U.S. Aggregate Bond Index, which gained	increased credit risk as prices fell and generated particularly
4.37% during the same period. The Fund’s performance includes	strong performance from purchases of energy and emerging
operating expenses, whereas index returns are unmanaged and do	market issuers such as Petrobras, which rallied strong off the
not include expenses of any kind.	bottoms.
For the fiscal year ended October 31, 2016, the Morningstar®	Neuberger Berman Investment Advisers LLC (“Neuberger”) was
Intermediate-Term Bond Category, a group of funds that	the worst performing manager over the period but still modestly
Morningstar considers to have investment strategies similar to	outperformed the benchmark. Neuberger’s enhanced index style
those of the Fund, gained 4.33%. This return serves as a peer	is naturally more conservative than other fully active managers
comparison and is expressed net of operating expenses.	within the Fund. As a result, they lagged behind other managers
RIM may assign a money manager a benchmark other than the	during a year in which aggressive risk taking was rewarded.
Fund’s index. However, the Fund’s primary index remains the	During the period, RIM utilized futures and swaps to seek to
benchmark for the Fund.	achieve the Fund benchmark’s duration exposures with respect to the portion of the Fund allocated to cash reserves. This performed
How did the market conditions described in the Market	as intended and was a positive in terms of absolute return
Summary report affect the Fund’s performance?	contribution, but lagged the benchmark as credit derivatives
The fiscal year ended October 31, 2016 was characterized	underperformed the cash bonds in the index.
by a sharply risk off market early in the period followed by a
similar sharp rebound and extended rally in risky assets (e.g.,	RIM also managed a three-pronged strategy to seek to generate
lower rated credit and emerging market currencies). Overall, this	active returns through currency positioning by supplementing the
proved positive for most fixed income sectors around the globe.	Fund’s existing active currency mandate with a more mechanistic
Yield curves on global government bonds tended to flatten over	strategy and to further reduce the Fund’s reliance on traditional
the period supporting longer maturity bonds and the asset class	fixed income market risks. This approach incorporates a currency
in general. Corporate and emerging sovereign credit markets	overlay, an index replication and an enhanced cash strategy.
suffered from December to February, but returns turned positive	The currency overlay utilizes currency forward contracts to take
as the year went on and eventually very significantly so. In this	long and short positions in global foreign exchange markets.
Because the currency overlay is an out-of-benchmark position,
RIM managed an index replication strategy in connection with

454 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

the currency overlay to provide benchmark-like exposure to	manager. In September 2016, Schroder Investment Management
its overall strategy. The enhanced cash strategy is designed to	North America Inc. was a hired as a securitized credit specialist.
provide for modest returns on the cash held in connection with the	In September 2016, Logan Circle Partners, L.P.’s manager-level
currency overlay and index replication strategies. Over the fiscal	benchmark was changed from the Fund benchmark to a corporate-
year, the currency overlay strategy was positive for the Fund’s	only index making them the Fund’s corporate specialist.
benchmark-relative performance, but the benchmark replication
strategy underperformed due to its reliance on derivatives rather	Money Managers as of October 31,
than cash bonds.	2016	Styles
	Logan Circle Partners, L.P.	Sector Specialist
RIM also implemented a strategy using global government	Loomis, Sayles & Company, L.P.	Fully Discretionary
bond futures to capture the performance of higher real yield	Neuberger Berman Investment Advisers
government bonds versus lower yielding ones. This strategy had a	LLC	Enhanced Core
considerably positive impact on performance over the summer as	Schroder Investment Management North
Brexit accelerated the convergence of real rates globally. RIM also	America Inc.	Sector Specialist
implemented a global real yield strategy using global government
bond futures to take long positions in high quality government	The views expressed in this report reflect those of the
bonds whose net-of-inflation yields are expected to be relatively	portfolio managers only through the end of the period
high and short positions where net-of-inflation yield is expected	covered by the report. These views do not necessarily
to be relatively low. This strategy had a considerably positive	represent the views of RIM or any other person in RIM or
impact on performance over the summer as Brexit accelerated the	any other affiliated organization. These views are subject
convergence of real interest rates globally.	to change at any time based upon market conditions or
Additionally, RIM purchased long corporate credit to take	other events, and RIM disclaims any responsibility to
advantage of wide corporate bond spreads. This added value as	update the views contained herein. These views should not
spreads continued to tighten throughout the year.	be relied on as investment advice and, because investment
decisions for a Russell Investment Company (“RIC”) Fund
Describe any changes to the Fund’s structure or the money	are based on numerous factors, should not be relied on as
manager line-up.	an indication of investment decisions of any RIC Fund.
A number of changes were affected over the period. In June 2016,
Principal Global Investors LLC was terminated as a currency

Russell Investment Grade Bond Fund 455

Russell Investment Company
Russell Investment Grade Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

^ In prior years, the performance of the Fund’s Class I shares was used in the line graph. Class S Shares will have substantially similar annual returns as the Class
I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the
Class S Shares do not have the same expenses as the Class I Shares.

* Assumes initial investment on November 1, 2006.

** The Bloomberg Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

Effective August 24, 2016 the Barclays fixed income benchmark indices, including the Barclays Aggregate family of indices, were renamed the Bloomberg
Barclays family of indices.

‡ The Fund first issued Class A Shares on June 1, 2010. The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

‡‡ The Fund first issued Class C Shares on October 22, 2007. The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. However, the returns for Class C Shares would be substantially similar to those of Class E Shares because they are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡ The Fund first issued Class R6 Shares on March 1, 2016.  The returns shown for Class R6 Shares prior to that date are the returns of the Fund’s Class Y
Shares.  Class R6 Shares will have substantially similar annual returns as the Class Y Shares because the Shares of each Class are invested in the same portfolio of securities.  Annual returns for each Class will differ only to the extent that the Class R6 Shares do not have the same expenses as the Class Y Shares.

‡‡‡‡ The Fund first issued Class S Shares on October 22, 2007.  The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I
Shares.  However, the returns for Class S Shares would be substantially similar to those of Class I Shares because they are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

456 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.
purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including distribution (12b-1) and/or service fees and other			Performance (5%
Fund expenses. The Example is intended to help you understand		Actual	return before
your ongoing costs (in dollars) of investing in the Fund and to	Class A	Performance	expenses)
Beginning Account Value
compare these costs with the ongoing costs of investing in other	May 1, 2016	$1,000.00	$1,000.00
mutual funds. The Example is based on an investment of $1,000	Ending Account Value
invested at the beginning of the period and held for the entire	October 31, 2016	$1,017.90	$1,021.17
period indicated, which for this Fund is from May 1, 2016 to	Expenses Paid During Period*	$4.01	$4.01
October 31, 2016.	* Expenses are equal to the Fund's annualized expense ratio of 0.79%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
The information in the table under the heading “Actual	year period).
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,			Hypothetical
Performance (5%
together with the amount you invested, to estimate the expenses		Actual	return before
that you paid over the period. Simply divide your account value by	Class C	Performance	expenses)
$1,000 (for example, an $8,600 account value divided by $1,000	Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
in the row entitled “Expenses Paid During Period” to estimate	October 31, 2016	$1,014.20	$1,017.39
the expenses you paid on your account during this period.	Expenses Paid During Period*	$7.80	$7.81

Hypothetical Example for Comparison Purposes	* Expenses are equal to the Fund's annualized expense ratio of 1.54%
The information in the table under the heading “Hypothetical	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half
Performance (5% return before expenses)” provides information	year period).
about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of			Hypothetical
return of 5% per year before expenses, which is not the Fund’s			Performance (5%
		Actual	return before
actual return. The hypothetical account values and expenses	Class E	Performance	expenses)
may not be used to estimate the actual ending account balance or	Beginning Account Value
expenses you paid for the period. You may use this information	May 1, 2016	$1,000.00	$1,000.00
to compare the ongoing costs of investing in the Fund and other	Ending Account Value
funds. To do so, compare this 5% hypothetical example with the	October 31, 2016	$1,018.20	$1,021.17
5% hypothetical examples that appear in the shareholder reports	Expenses Paid During Period*	$4.01	$4.01
of other funds.
* Expenses are equal to the Fund's annualized expense ratio of 0.79%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Russell Investment Grade Bond Fund 457

Russell Investment Company
Russell Investment Grade Bond Fund

Shareholder Expense Example, continued — October 31, 2016 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class I	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,019.60	$1,022.82
Expenses Paid During Period*	$2.34	$2.34

* Expenses are equal to the Fund's annualized expense ratio of 0.46%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class R6	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,020.00	$1,023.23
Expenses Paid During Period*	$1.93	$1.93

* Expenses are equal to the Fund's annualized expense ratio of 0.38%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,019.10	$1,022.42
Expenses Paid During Period*	$2.74	$2.75

* Expenses are equal to the Fund's annualized expense ratio of 0.54%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,020.10	$1,023.43
Expenses Paid During Period*	$1.73	$1.73

* Expenses are equal to the Fund's annualized expense ratio of 0.34%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

458 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Long-Term Investments - 93.9%			Chase Issuance Trust
Asset-Backed Securities - 4.3%			Series 2016-A3 Class A3
Ajax Mortgage Loan Trust			0.550% due 06/15/23 (Ê)	874	878
Series 2016-C Class A			Chrysler Capital Auto Receivables Trust
4.000% due 10/25/57 (Þ)	315	315	Series 2016-BA Class A3
AmeriCredit Automobile Receivables			1.640% due 07/15/21 (Þ)	663	663
Trust			CountryPlace Manufactured Housing
Series 2013-3 Class C			Contract Trust
2.380% due 06/10/19	1,480	1,489	Series 2005-1 Class A4
Series 2014-4 Class A3			5.200% due 12/15/35 (Þ)	675	700
1.270% due 07/08/19	793	793	CPS Auto Receivables Trust
Series 2015-4 Class A2B			Series 2013-D Class A
1.250% due 04/08/19 (Ê)	405	406	1.540% due 07/16/18 (Þ)	17	17
Series 2016-1 Class A2B			Series 2014-A Class A
1.175% due 06/10/19 (Ê)	530	532	1.210% due 08/15/18 (Þ)	17	17
Series 2016-2 Class A2A			Series 2014-D Class A
1.420% due 10/08/19	771	772	1.490% due 04/15/19 (Þ)	27	27
Series 2016-3 Class C			Series 2015-A Class A
2.240% due 04/08/22	417	419	1.530% due 07/15/19 (Þ)	7	7
Series 2016-3 Class D			Series 2015-B Class A
2.710% due 09/08/22	138	138	1.650% due 11/15/19 (Þ)	25	25
Series 2016-4 Class C			Series 2015-C Class A
2.410% due 07/08/22	314	314	1.770% due 06/17/19 (Þ)	303	304
Ameriquest Mortgage Securities, Inc.			Series 2016-B Class A
Series 2005-R5 Class M1			2.070% due 11/15/19 (Þ)	518	521
0.955% due 07/25/35 (Ê)	157	157	Series 2016-C Class A
Bayview Financial Acquisition Trust			1.620% due 01/15/20 (Þ)	855	855
Series 2006-A Class 1A3			CPS Auto Trust
5.865% due 02/28/41	82	84	Series 2016-D Class A
			1.500% due 06/15/20 (Þ)	770	770
Bayview Opportunity Master Fund Trust			Credit-Based Asset Servicing &
Series 2016-RN3 Class A1			Securitization LLC
3.598% due 09/28/31 (Þ)	189	189	Series 2004-CB7 Class AF5
Series 2016-RPL3 Class A1			4.745% due 10/25/34	212	218
3.475% due 07/28/31 (Þ)	113	113	Discover Card Execution Note Trust
BMW Vehicle Owner Trust			Series 2016-A4 Class A4
Series 2013-A Class A3			1.390% due 03/15/22	986	986
0.670% due 11/27/17	57	57	Drive Auto Receivables Trust
Capital Auto Receivables Asset Trust			Series 2016-BA Class A2
Series 2016-1 Class A2A			1.380% due 08/15/18 (Þ)	855	856
1.500% due 11/20/18	442	443	DT Auto Owner Trust
Series 2016-3 Class A2A			Series 2015-3A Class A
1.360% due 04/20/19	320	320	1.660% due 03/15/19 (Þ)	215	216
Capital One Multi-Asset Execution Trust			Series 2016-3A Class A
Series 2016-A1 Class A1			1.750% due 11/15/19 (Þ)	563	564
0.931% due 02/15/22 (Ê)	851	855	Series 2016-4A Class A
CarFinance Capital Auto Trust			1.440% due 11/15/19 (Þ)	862	862
Series 2014-1A Class A			Exeter Automobile Receivables Trust
1.460% due 12/17/18 (Þ)	1	1	Series 2014-3A Class A
Series 2015-1A Class A			1.320% due 01/15/19 (Þ)	93	93
1.750% due 06/15/21 (Þ)	313	313	Series 2015-1A Class A
CarMax Auto Owner Trust			1.600% due 06/17/19 (Þ)	4	4
Series 2016-3 Class A2			Series 2015-2A Class A
1.170% due 08/15/19	1,891	1,892	1.540% due 11/15/19 (Þ)	4	4
Series 2016-4 Class A3			Series 2016-1A Class A
1.400% due 08/15/21	568	567	2.350% due 07/15/20 (Þ)	164	164
Centex Home Equity Loan Trust			Series 2016-3A Class A
Series 2003-B Class AF4			1.840% due 11/16/20 (Þ)	873	873
3.735% due 02/25/32	2,224	2,231	Fannie Mae Grantor Trust
Series 2005-D Class M1			Series 2003-T4 Class 1A
0.955% due 10/25/35 (Ê)	303	303

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 459

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
0.390% due 09/26/33 (Ê)	105	104	NYMT Residential
Fannie Mae REMICS			Series 2016-RP1A Class A
Series 1999-56 Class Z			4.000% due 03/25/21 (Þ)	123	123
7.000% due 12/18/29	64	73	Oak Hill Advisors Residential Loan
Fannie Mae Whole Loan			Trust
Series 2003-W5 Class A			Series 2015-NPL2 Class A1
0.390% due 04/25/33 (Ê)	32	30	3.721% due 07/25/55 (Þ)	269	270
Series 2003-W9 Class A			Option One Mortgage Loan Trust
0.423% due 06/25/33 (Ê)	43	43	Series 2004-3 Class M1
First Investors Auto Owner Trust			1.314% due 11/25/34 (Ê)	1,338	1,309
Series 2013-3A Class A3			Park Place Securities, Inc.
1.440% due 10/15/19 (Þ)	14	14	Series 2004-WHQ2 Class M2
Series 2016-2A Class A1			1.470% due 02/25/35 (Ê)	1,046	1,048
1.530% due 11/16/20 (Þ)	494	494	Series 2005-WCH1 Class M2
Flagship Credit Auto Trust			1.305% due 01/25/36 (Ê)	333	332
Series 2014-1 Class A			Prestige Auto Receivables Trust
1.210% due 04/15/19 (Þ)	41	41	Series 2014-1A Class A3
Series 2014-2 Class A			1.520% due 04/15/20 (Þ)	603	603
1.430% due 12/16/19 (Þ)	19	19	Series 2016-2A Class C
Series 2015-1 Class A			2.880% due 11/15/22 (Þ)	87	87
1.630% due 06/15/20 (Þ)	4	4	RAMP Trust
Series 2015-3 Class A			Series 2003-RS2 Class AII
2.380% due 10/15/20 (Þ)	145	145	0.850% due 03/25/33 (Ê)	38	34
Series 2016-2 Class A1			Santander Drive Auto Receivables Trust
2.280% due 05/15/20	218	219	Series 2014-1 Class B
Series 2016-3 Class A1			1.590% due 10/15/18	52	51
1.610% due 12/15/19 (Þ)	739	740	Series 2014-4 Class B
Series 2016-4 Class A1			1.820% due 05/15/19	628	629
1.470% due 03/15/20 (Þ)	480	480	Series 2015-2 Class B
Ford Credit Auto Owner Trust			1.830% due 01/15/20	368	369
Series 2016-2 Class A			Series 2015-4 Class A2A
2.030% due 12/15/27 (Þ)	661	664	1.200% due 12/17/18	157	157
Series 2016-C Class A3			Series 2015-4 Class A3
1.220% due 03/15/21	767	766	1.580% due 09/16/19	585	586
Series 2016-C Class A4			Series 2015-5 Class A2B
1.400% due 02/15/22	574	572	0.947% due 11/15/18 (Ê)	33	33
Freddie Mac REMICS			Series 2016-3 Class C
Series 2006-R007 Class ZA			2.460% due 03/15/22	427	427
6.000% due 05/15/36	579	662	Saxon Asset Securities Trust
Home Equity Asset Trust			Series 2004-1 Class A
			0.695% due 03/25/35 (Ê)	57	53
Series 2005-9 Class M1			Specialty Underwriting & Residential
0.580% due 04/25/36 (Ê)	470	432	Finance Trust
Honda Auto Receivables Trust			Series 2003-BC1 Class A
Series 2015-4 Class A2			0.850% due 01/25/34 (Ê)	25	24
0.820% due 07/23/18	430	430	Toyota Auto Receivables Owner Trust
Series 2016-3 Class A4			Series 2014-A Class A3
1.330% due 11/18/22	809	807	0.670% due 12/15/17	132	132
Series 2016-4 Class A3			Series 2016-D Class A3
1.210% due 12/18/20	653	653	1.230% due 10/15/20	1,704	1,703
Series 2016-4 Class A4			United Auto Credit Securitization Trust
1.360% due 01/18/23	503	502	Series 2016-2 Class A
Hyundai Auto Receivables Trust			1.670% due 09/10/18 (Þ)	835	836
Series 2013-C Class A3			Vericrest Opportunity Loan Trust
1.010% due 02/15/18	49	49	Series 2015-NP12 Class A1
Morgan Stanley ABS Capital I, Inc. Trust			3.875% due 09/25/45 (Þ)	139	140
Series 2003-NC6 Class M1			Series 2015-NPL2 Class A1
1.725% due 06/25/33 (Ê)	193	189	3.500% due 02/25/55 (Þ)	322	323
Series 2003-NC7 Class M1			Series 2015-NPL4 Class A1
1.575% due 06/25/33 (Ê)	166	161	3.500% due 02/25/55 (Þ)	95	95

See accompanying notes which are an integral part of the financial statements.

460 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Verizon Owner Trust			5.250% due 01/15/24	369	386
Series 2016-1A Class A			American Honda Finance Corp.
1.420% due 01/20/21 (Þ)	199	199	2.250% due 08/15/19	485	496
VOLT XLV LLC			Series GMTN
Series 2016-NPL5 Class A1			1.700% due 09/09/21	748	740
4.000% due 05/25/46 (Þ)	308	311	American International Group, Inc.
VOLT XLVIII LLC			4.875% due 06/01/22	420	469
Series 2016-NPL8 Class A1			4.500% due 07/16/44	113	115
3.500% due 07/25/46 (Þ)	98	98	4.800% due 07/10/45	152	162
VOLT XXVI LLC			8.175% due 05/15/58	160	214
Series 2014-NPL6 Class A1			Amgen, Inc.
3.125% due 09/25/43 (Þ)	429	428	4.663% due 06/15/51 (Þ)	335	343
VOLT XXX LLC			Anadarko Petroleum Corp.
Series 2015-NPL1 Class A1			6.950% due 06/15/19	115	128
3.625% due 10/25/57 (Þ)	23	23	6.450% due 09/15/36	1,242	1,474
VOLT XXXIV LLC			4.500% due 07/15/44	178	168
Series 2015-NPL7 Class A1			6.600% due 03/15/46	144	178
3.250% due 02/25/55 (Þ)	96	96	Anheuser-Busch InBev Finance, Inc.
VOLT XXXV			2.650% due 02/01/21	385	394
Series 2016-NPL9 Class A1			3.650% due 02/01/26	2,040	2,146
3.500% due 09/25/46 (Þ)	230	230	4.700% due 02/01/36	910	1,009
VOLT XXXVI LLC			4.900% due 02/01/46	1,349	1,543
Series 2015-NP10 Class A1			Anheuser-Busch InBev Worldwide, Inc.
3.625% due 07/25/45 (Þ)	33	33	8.200% due 01/15/39	193	305
World Financial Network Credit Card			Anthem, Inc.
Master Trust			1.875% due 01/15/18	810	813
Series 2016-B Class A			3.125% due 05/15/22	725	749
1.440% due 06/15/22	919	919	Apache Corp.
		42,321	5.100% due 09/01/40	192	203
Corporate Bonds and Notes - 23.1%			Apollo Management Holdings, LP
21st Century Fox America, Inc.			4.400% due 05/27/26 (Þ)	495	511
6.900% due 08/15/39	560	737	Apple, Inc.
6.150% due 02/15/41	810	1,005	4.375% due 05/13/45	878	933
3M Co.			4.650% due 02/23/46	530	584
3.875% due 06/15/44	200	215	3.850% due 08/04/46	556	541
AbbVie, Inc.			Assurant, Inc.
1.750% due 11/06/17	470	472	2.500% due 03/15/18	780	788
1.800% due 05/14/18	604	606	AT&T, Inc.
2.500% due 05/14/20	1,160	1,174	3.000% due 06/30/22	1,215	1,232
3.200% due 05/14/26	960	944	3.600% due 02/17/23	1,316	1,355
4.500% due 05/14/35	312	318	4.500% due 05/15/35	1,575	1,563
Aetna, Inc.			5.150% due 03/15/42	49	50
1.700% due 06/07/18	125	125	4.300% due 12/15/42	169	156
1.900% due 06/07/19	580	585	4.750% due 05/15/46	333	326
2.800% due 06/15/23	445	451	4.500% due 03/09/48 (Þ)	522	490
4.375% due 06/15/46	183	186	4.550% due 03/09/49 (Þ)	1,132	1,066
Albemarle Corp.			AutoNation, Inc.
4.150% due 12/01/24	290	308	4.500% due 10/01/25	700	732
Series 30YR			Bank of America Corp.
5.450% due 12/01/44	815	913	2.000% due 01/11/18	1,170	1,175
Allstate Corp. (The)			2.503% due 10/21/22	540	539
5.750% due 08/15/53	560	601	4.125% due 01/22/24	774	831
Altria Group, Inc.			4.200% due 08/26/24	95	99
10.200% due 02/06/39	579	1,066	3.875% due 08/01/25	575	605
5.375% due 01/31/44	253	309	3.248% due 10/21/27	657	657
American Airlines Pass-Through Trust			6.110% due 01/29/37	515	625
Series AA Class AA			4.875% due 04/01/44	254	287
3.200% due 06/15/28	710	723	Series GMTN
			2.625% due 04/19/21	735	744
Series B			4.450% due 03/03/26	210	224

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 461

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
3.500% due 04/19/26	1,200	1,232	3.875% due 03/26/25	415	425
Bank of America NA			4.600% due 03/09/26	435	464
Series BKNT			3.200% due 10/21/26	765	763
2.050% due 12/07/18	112	113	4.450% due 09/29/27	1,070	1,127
6.000% due 10/15/36	560	705	4.125% due 07/25/28	653	669
Bank of New York Mellon Corp. (The)			5.875% due 01/30/42	304	382
2.600% due 08/17/20	1,225	1,257	4.650% due 07/30/45	585	640
2.200% due 08/16/23	715	705	4.750% due 05/18/46	370	381
BB&T Corp.			Cleveland Clinic Foundation (The)
2.050% due 06/19/18	825	833	4.858% due 01/01/14	129	137
Berkshire Hathaway Energy Co.			Columbia Property Trust Operating
5.150% due 11/15/43	278	331	Partnership, LP
			4.150% due 04/01/25	230	237
Berkshire Hathaway Finance Corp.
1.450% due 03/07/18	485	487	Comcast Corp.
1.300% due 08/15/19	474	473	1.625% due 01/15/22	545	534
			4.250% due 01/15/33	533	573
BMW US Capital LLC			4.500% due 01/15/43	237	259
1.850% due 09/15/21 (Þ)	1,199	1,187
			Commonwealth Edison Co.
Boston Properties, LP			5.800% due 03/15/18	315	334
2.750% due 10/01/26	1,263	1,220	Consolidated Edison Co. of New York,
Brixmor Operating Partnership, LP			Inc.
4.125% due 06/15/26	311	319	Series 06-E
Burlington Northern Santa Fe LLC			5.700% due 12/01/36	202	250
4.900% due 04/01/44	125	145	Corporate Office Properties, LP
3.900% due 08/01/46	250	255	3.700% due 06/15/21	815	851
Capital One Bank NA			Cox Communications, Inc.
Series BKNT			3.350% due 09/15/26 (Þ)	475	468
1.650% due 02/05/18	682	683	Credit Suisse AG
2.250% due 02/13/19	780	789	1.750% due 01/29/18	910	910
Capital One Financial Corp.			Crown Castle Towers LLC
2.450% due 04/24/19	350	356	3.222% due 05/15/22 (Þ)	760	785
Cardinal Health, Inc.			CSX Corp.
1.950% due 06/15/18	1,070	1,078	2.600% due 11/01/26	1,500	1,470
Caterpillar Financial Services Corp.			3.800% due 11/01/46	393	380
1.700% due 08/09/21	1,213	1,191	CVS Health Corp.
CBS Corp.			2.875% due 06/01/26	1,005	998
7.875% due 07/30/30	151	212	4.875% due 07/20/35	234	263
4.600% due 01/15/45	460	467	5.125% due 07/20/45	2,054	2,396
Celgene Corp.			CVS Pass-Through Trust
2.875% due 08/15/20	745	769	4.704% due 01/10/36 (Þ)	249	266
5.000% due 08/15/45	224	240	Darden Restaurants, Inc.
Charter Communications Operating LLC			6.800% due 10/15/37	650	758
/ Charter Communications Operating
Capital			Devon Energy Corp.
3.579% due 07/23/20 (Þ)	471	488	5.850% due 12/15/25	880	1,009
4.464% due 07/23/22 (Þ)	780	831	Devon Financing Co. LLC
4.908% due 07/23/25 (Þ)	540	582	7.875% due 09/30/31	690	878
			Diamond 1 Finance Corp. / Diamond 2
6.384% due 10/23/35 (Þ)	560	646	Finance Corp
6.484% due 10/23/45 (Þ)	71	83	5.450% due 06/15/23 (Þ)	3,335	3,571
Chevron Corp.			6.020% due 06/15/26 (Þ)	106	116
2.411% due 03/03/22	555	563	8.100% due 07/15/36 (Þ)	106	127
2.954% due 05/16/26	355	362	8.350% due 07/15/46 (Þ)	970	1,175
Chubb INA Holdings, Inc.			Discovery Communications LLC
2.875% due 11/03/22	410	427	4.900% due 03/11/26	505	549
Cigna Corp.			6.350% due 06/01/40	450	491
5.375% due 02/15/42	218	254	Dominion Gas Holdings LLC
Cisco Systems, Inc.			2.500% due 12/15/19	135	138
1.850% due 09/20/21	555	554	4.600% due 12/15/44	39	41
Citigroup, Inc.			Dominion Resources, Inc.
2.500% due 09/26/18	940	953	2.962% due 07/01/19	498	509
2.700% due 03/30/21	671	683	Dow Chemical Co. (The)

See accompanying notes which are an integral part of the financial statements.

462 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
4.375% due 11/15/42	230	231	3.100% due 01/09/23	685	722
Duke Energy Corp.			6.875% due 01/10/39	904	1,324
4.800% due 12/15/45	202	226	General Mills, Inc.
3.750% due 09/01/46	880	833	5.650% due 02/15/19	195	213
Duke Energy Progress LLC			General Motors Co.
3.000% due 09/15/21	690	725	4.875% due 10/02/23	1,075	1,158
4.200% due 08/15/45	270	292	6.250% due 10/02/43	534	611
Eastman Chemical Co.			5.200% due 04/01/45	375	382
4.650% due 10/15/44	177	179	General Motors Financial Co., Inc.
EI du Pont de Nemours & Co.			2.400% due 05/09/19	835	836
4.150% due 02/15/43	206	204	3.200% due 07/13/20	1,200	1,221
Emera US Finance, LP			3.200% due 07/06/21	955	964
3.550% due 06/15/26 (Þ)	445	455	5.250% due 03/01/26	575	626
4.750% due 06/15/46 (Þ)	325	345	Georgia Power Co.
Energy Transfer Partners, LP			5.950% due 02/01/39	230	293
4.050% due 03/15/25	395	390	Georgia-Pacific LLC
6.625% due 10/15/36	252	278	2.539% due 11/15/19 (Þ)	975	995
6.050% due 06/01/41	755	769	8.875% due 05/15/31	395	618
5.150% due 03/15/45	345	321	Gilead Sciences, Inc.
EnLink Midstream Partners, LP			2.550% due 09/01/20	1,015	1,040
2.700% due 04/01/19	864	863	2.950% due 03/01/27	1,075	1,063
5.600% due 04/01/44	186	178	4.000% due 09/01/36	465	466
5.050% due 04/01/45	58	52	4.750% due 03/01/46	658	710
Enterprise Products Operating LLC			GlaxoSmithKline Capital, Inc.
5.250% due 01/31/20	760	835	6.375% due 05/15/38	152	211
4.450% due 02/15/43	186	179	Goldman Sachs Capital I
5.100% due 02/15/45	543	576	6.345% due 02/15/34	1,190	1,435
ERAC Finance LLC			Goldman Sachs Group, Inc. (The)
2.350% due 10/15/19 (Þ)	675	684	2.900% due 07/19/18	640	653
Exelon Corp.			2.625% due 01/31/19	255	260
2.850% due 06/15/20	1,370	1,410	2.550% due 10/23/19	785	799
5.625% due 06/15/35	112	131	2.350% due 11/15/21	950	944
Express Scripts Holding Co.			3.625% due 01/22/23	223	235
3.000% due 07/15/23	1,250	1,243	4.250% due 10/21/25	610	638
4.800% due 07/15/46	132	132	3.750% due 02/25/26	420	439
Exxon Mobil Corp.			6.750% due 10/01/37	905	1,141
4.114% due 03/01/46	123	133	6.250% due 02/01/41	331	424
Farmers Exchange Capital III			4.800% due 07/08/44	320	349
5.454% due 10/15/54 (Þ)	710	708	4.750% due 10/21/45	461	507
FedEx Corp.			Series GMTN
4.750% due 11/15/45	175	190	2.640% due 10/28/27 (Ê)	560	561
Fidelity National Information Services,			Great Plains Energy, Inc.
Inc.			5.292% due 06/15/22	560	621
2.850% due 10/15/18	600	614	Halliburton Co.
Fifth Third Bank			5.000% due 11/15/45	200	218
Series BKNT			Hewlett Packard Enterprise Co.
2.375% due 04/25/19	605	615	4.650% due 10/15/22 (Þ)	1,021	1,099
FirstEnergy Transmission LLC			6.450% due 10/15/35 (Þ)	925	957
5.450% due 07/15/44 (Þ)	256	282	6.600% due 10/15/45 (Þ)	141	146
Florida Power & Light Co.			Home Depot, Inc. (The)
5.950% due 02/01/38	175	233	4.250% due 04/01/46	265	291
Ford Motor Credit Co. LLC			Honeywell International, Inc.
2.551% due 10/05/18	770	779	2.500% due 11/01/26	1,068	1,053
3.336% due 03/18/21	410	422	HP, Inc.
3.096% due 05/04/23	610	610	3.750% due 12/01/20	141	148
General Electric Co.			HSBC Bank USA
5.250% due 12/06/17	310	324	Series BKNT
5.875% due 01/14/38	105	137	5.875% due 11/01/34	575	687
4.500% due 03/11/44	1,015	1,141	Huntington National Bank (The)
Series GMTN			2.200% due 11/06/18	770	777

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 463

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Intel Corp.			5.857% due 11/29/49 (ƒ)(Ø)	1,450	—
4.800% due 10/01/41	245	279	Lehman Brothers Holdings, Inc.
International Business Machines Corp.			6.750% due 12/28/17 (Ø)	990	—
2.875% due 11/09/22	1,035	1,076	Lockheed Martin Corp.
International Paper Co.			3.350% due 09/15/21	325	345
8.700% due 06/15/38	310	457	3.800% due 03/01/45	405	401
ITC Holdings Corp.			4.700% due 05/15/46	360	408
5.300% due 07/01/43	265	299	Lowe's Cos., Inc.
Janus Capital Group, Inc.			5.125% due 11/15/41	300	359
4.875% due 08/01/25	735	786	4.375% due 09/15/45	910	994
Jersey Central Power & Light Co.			LyondellBasell Industries NV
4.300% due 01/15/26 (Þ)	389	407	4.625% due 02/26/55	590	559
John Deere Capital Corp.			Marathon Petroleum Corp.
2.800% due 03/06/23	335	345	6.500% due 03/01/41	157	169
Johnson & Johnson			McDonald's Corp.
3.700% due 03/01/46	336	358	4.875% due 12/09/45	235	263
JPMorgan Chase & Co.			McKesson Corp.
2.250% due 01/23/20	1,536	1,547	2.284% due 03/15/19	720	730
2.400% due 06/07/21	342	345	Medtronic, Inc.
2.295% due 08/15/21	720	721	3.150% due 03/15/22	895	944
3.875% due 09/10/24	905	945	4.375% due 03/15/35	278	305
3.300% due 04/01/26	560	571	4.625% due 03/15/45	338	382
2.950% due 10/01/26	566	560	MetLife, Inc.
4.125% due 12/15/26	205	216	10.750% due 08/01/39	820	1,341
4.250% due 10/01/27	275	292	4.875% due 11/13/43	348	383
6.400% due 05/15/38	565	761	4.050% due 03/01/45	400	397
4.950% due 06/01/45	280	308	Microsoft Corp.
JPMorgan Chase Capital XXIII			1.550% due 08/08/21	895	886
1.817% due 05/15/47 (Ê)	730	586	3.500% due 02/12/35	414	414
Kimco Realty Corp.			3.700% due 08/08/46	440	430
4.250% due 04/01/45	232	232	Morgan Stanley
Kinder Morgan Energy Partners, LP			2.125% due 04/25/18	705	710
6.950% due 01/15/38	187	214	2.282% due 10/24/23 (Ê)	490	489
5.500% due 03/01/44	170	172	3.125% due 07/27/26	1,032	1,027
Kinder Morgan, Inc.			6.375% due 07/24/42	238	318
3.050% due 12/01/19	275	282	Series F
5.300% due 12/01/34	536	543	3.875% due 04/29/24	450	476
5.550% due 06/01/45	1,060	1,100	Series GMTN
5.050% due 02/15/46	205	199	5.500% due 07/24/20	535	596
Series GMTN			3.875% due 01/27/26	885	933
7.800% due 08/01/31	201	249	MPLX LP
KKR Group Finance Co. III LLC			4.500% due 07/15/23	193	199
5.125% due 06/01/44 (Þ)	1,160	1,153	4.875% due 12/01/24	770	805
Kohl's Corp.			4.875% due 06/01/25	124	129
5.550% due 07/17/45	505	490	Mutual of Omaha Insurance Co.
Kraft Heinz Foods Co.			4.297% due 07/15/54 (Þ)	650	652
2.000% due 07/02/18	288	290	Mylan NV
2.800% due 07/02/20	555	571	3.950% due 06/15/26 (Þ)	2,260	2,254
4.875% due 02/15/25 (Þ)	1,090	1,198	5.250% due 06/15/46 (Þ)	445	451
6.875% due 01/26/39	195	261	New York and Presbyterian Hospital
5.200% due 07/15/45	236	265	(The)
4.375% due 06/01/46	222	225	4.763% due 08/01/16	200	206
Kroger Co. (The)			Newell Brands, Inc.
2.300% due 01/15/19	375	381	3.850% due 04/01/23	915	971
			5.000% due 11/15/23	145	155
Land O' Lakes, Inc.			5.500% due 04/01/46	336	396
6.000% due 11/15/22 (Þ)	770	849
Legg Mason, Inc.			Newmont Mining Corp.
4.750% due 03/15/26	790	843	6.250% due 10/01/39	150	176
Lehman Brothers Holdings Capital Trust			NextEra Energy Capital Holdings, Inc.
VII			2.700% due 09/15/19	352	361

See accompanying notes which are an integral part of the financial statements.

464 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Noble Energy, Inc.			Series C
8.250% due 03/01/19	481	547	3.600% due 02/01/45	395	399
Norfolk Southern Corp.			Southern Co. (The)
4.650% due 01/15/46	345	385	2.150% due 09/01/19	980	992
Occidental Petroleum Corp.			2.350% due 07/01/21	455	459
3.500% due 06/15/25	315	332	3.250% due 07/01/26	850	871
Oracle Corp.			4.400% due 07/01/46	217	229
1.900% due 09/15/21	1,957	1,950	Southern Power Co.
2.650% due 07/15/26	500	493	4.150% due 12/01/25	165	177
3.850% due 07/15/36	361	364	Southwest Airlines Co.
6.500% due 04/15/38	250	336	2.650% due 11/05/20	550	563
4.000% due 07/15/46	160	158	Sprint Spectrum Co. LLC / Sprint
PACCAR Financial Corp.			Spectrum Co II LLC / Sprint Spectrum
1.435% due 12/06/18 (Ê)	510	514	Co III LLC
Pacific Gas & Electric Co.			Series A-1
4.750% due 02/15/44	140	162	3.360% due 09/20/21 (Þ)	450	451
			Structured Adjustable Rate Mortgage
PacifiCorp			Loan Trust
2.950% due 02/01/22	465	486	2.600% due 10/28/31	330	329
PECO Energy Co.			Sunoco Logistics Partners Operations,
1.700% due 09/15/21	615	612	LP
PepsiCo, Inc.			5.350% due 05/15/45	186	188
4.250% due 10/22/44	325	353	Thermo Fisher Scientific, Inc.
Philip Morris International, Inc.			2.400% due 02/01/19	280	285
6.375% due 05/16/38	196	263	2.950% due 09/19/26	250	246
Phillips 66 Partners, LP			Thomson Reuters Corp.
3.550% due 10/01/26	355	354	5.650% due 11/23/43	385	437
Plains All American Pipeline, LP / PAA			Time Warner Cable LLC
Finance Corp.			6.550% due 05/01/37	350	411
6.650% due 01/15/37	156	172	7.300% due 07/01/38	52	65
Praxair, Inc.			Time Warner Cos., Inc.
3.200% due 01/30/26	910	958	7.570% due 02/01/24	537	682
Precision Castparts Corp.			Time Warner, Inc.
2.500% due 01/15/23	435	441	4.750% due 03/29/21	1,040	1,145
President and Fellows of Harvard			7.700% due 05/01/32	63	87
College
3.150% due 07/15/46	181	177	6.250% due 03/29/41	205	251
Progress Energy, Inc.			Toyota Motor Credit Corp.
7.750% due 03/01/31	442	609	1.550% due 10/18/19	714	714
Qwest Corp.			Series GMTN
6.750% due 12/01/21	315	349	2.800% due 07/13/22	375	390
Regency Energy Partners, LP / Regency			TTX Co.
Energy Finance Corp.			2.250% due 02/01/19 (Þ)	323	326
4.500% due 11/01/23	351	358	UDR, Inc.
Reynolds American, Inc.			4.625% due 01/10/22	359	395
2.300% due 06/12/18	594	602	Union Pacific Corp.
6.875% due 05/01/20	1,035	1,203	4.050% due 11/15/45	395	415
4.450% due 06/12/25	294	323	United Parcel Service, Inc.
6.150% due 09/15/43	375	479	6.200% due 01/15/38	142	197
5.850% due 08/15/45	212	263	United Technologies Corp.
Sabine Pass Liquefaction LLC			1.778% due 05/04/18	1,333	1,338
5.000% due 03/15/27 (Þ)	490	499	4.500% due 06/01/42	280	307
SABMiller Holdings, Inc.			UnitedHealth Group, Inc.
3.750% due 01/15/22 (Þ)	800	862	3.875% due 10/15/20	100	108
Sempra Energy			3.750% due 07/15/25	320	346
9.800% due 02/15/19	1,227	1,446	4.625% due 07/15/35	283	323
3.550% due 06/15/24	315	331	US Bancorp
South Carolina Electric & Gas Co.			2.200% due 04/25/19	1,185	1,208
6.050% due 01/15/38	330	422	2.950% due 07/15/22	570	591
5.100% due 06/01/65	225	255	US Bank NA
Southern California Edison Co.			1.450% due 01/29/18	530	532
5.625% due 02/01/36	320	404	USF&G Capital III

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 465

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
8.312% due 07/01/46 (Þ)	445	600	AIA Group, Ltd.
Valero Energy Corp.			2.250% due 03/11/19 (Þ)	207	209
6.625% due 06/15/37	175	205	America Movil SAB de CV
Verizon Communications, Inc.			5.000% due 03/30/20	445	487
1.375% due 08/15/19	1,015	1,006	6.125% due 03/30/40	169	203
3.000% due 11/01/21	180	185	AstraZeneca PLC
5.150% due 09/15/23	1,533	1,754	2.375% due 11/16/20	425	433
4.400% due 11/01/34	355	360	Bank of Montreal
4.272% due 01/15/36	2,257	2,266	1.900% due 08/27/21	455	450
5.012% due 08/21/54	387	399	Barrick Australia Finance Pty, Ltd.
4.672% due 03/15/55	1,215	1,185	5.950% due 10/15/39	143	164
Viacom, Inc.			Barrick Gold Corp.
3.450% due 10/04/26	186	185	4.100% due 05/01/23	281	302
5.850% due 09/01/43	275	308	5.250% due 04/01/42	325	356
Virginia Electric & Power Co.			BHP Billiton Finance USA, Ltd.
Series A			5.000% due 09/30/43	220	251
6.000% due 05/15/37	263	345	BP Capital Markets PLC
Voya Financial, Inc.			3.062% due 03/17/22	720	750
2.900% due 02/15/18	465	473	3.245% due 05/06/22	817	852
Wachovia Capital Trust II			3.994% due 09/26/23	630	685
1.380% due 01/15/27 (Ê)	455	398	Braskem Finance, Ltd.
Walgreens Boots Alliance, Inc.			6.450% due 02/03/24	430	455
4.800% due 11/18/44	538	576	British Telecommunications PLC
Wal-Mart Stores, Inc.			9.375% due 12/15/30	124	199
6.500% due 08/15/37	710	1,014	Canadian Natural Resources, Ltd.
6.200% due 04/15/38	280	388	1.750% due 01/15/18	740	739
Walt Disney Co. (The)			5.900% due 02/01/18	240	252
1.850% due 07/30/26	580	543	6.250% due 03/15/38	192	219
WEA Finance LLC / Westfield UK &			Canadian Pacific Railway Co.
Europe Finance PLC			4.800% due 09/15/35	260	292
2.700% due 09/17/19 (Þ)	460	470
			CDP Financial, Inc.
4.750% due 09/17/44 (Þ)	237	251	5.600% due 11/25/39 (Þ)	545	716
WEC Energy Group, Inc.			Cooperatieve Rabobank UA
1.650% due 06/15/18	440	442	3.750% due 07/21/26	445	447
Wells Fargo & Co.			5.250% due 08/04/45	550	620
2.125% due 04/22/19	1,165	1,178	11.000% due 06/29/49 (ƒ)(Þ)	422	508
3.000% due 10/23/26	1,961	1,947
			Corp. Nacional del Cobre de Chile
4.650% due 11/04/44	583	603	3.875% due 11/03/21 (Þ)	499	518
4.400% due 06/14/46	605	607	4.875% due 11/04/44 (Þ)	34	34
Series GMTN			Credit Suisse Group Funding Guernsey,
4.900% due 11/17/45	173	186	Ltd.
Welltower, Inc.			4.550% due 04/17/26 (Þ)	1,070	1,122
6.500% due 03/15/41	250	312	4.875% due 05/15/45	255	268
Wesleyan University			DANONE SA
4.781% due 07/01/16	213	219	2.947% due 11/02/26 (Þ)	715	714
Westlake Chemical Corp.			Deutsche Telekom International Finance
5.000% due 08/15/46 (Þ)	260	257	BV
Williams Partners, LP			8.750% due 06/15/30	160	244
5.250% due 03/15/20	592	640	DP World, Ltd.
3.600% due 03/15/22	865	880	6.850% due 07/02/37 (Þ)	190	216
6.300% due 04/15/40	216	232	Dryden Senior Loan Fund
ZFS Finance USA Trust			Series 2015-37A Class A
6.500% due 05/09/37 (Þ)	1,260	1,269	2.180% due 04/15/27 (Ê)(Þ)	1,300	1,301
		227,229	Emera, Inc.
International Debt - 6.2%			Series 16-A
			6.750% due 06/15/76	775	856
Actavis Funding SCS
3.450% due 03/15/22	1,073	1,114	Encana Corp.
3.800% due 03/15/25	369	383	6.500% due 05/15/19	80	87
4.550% due 03/15/35	64	66	3.900% due 11/15/21	251	254
4.850% due 06/15/44	255	270	6.500% due 02/01/38	291	312

See accompanying notes which are an integral part of the financial statements.

466 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
European Investment Bank			2.875% due 05/10/26	775	777
1.250% due 05/15/18	830	832	6.375% due 12/15/38	253	333
Fortis, Inc.			4.000% due 05/10/46	1,798	1,782
2.100% due 10/04/21 (Þ)	223	221	Shire Acquisitions Investments Ireland
3.055% due 10/04/26 (Þ)	1,212	1,193	DAC
GE Capital International Funding Co.			1.900% due 09/23/19	1,055	1,053
Unlimited Co			2.400% due 09/23/21	1,070	1,062
4.418% due 11/15/35	1,020	1,113	2.875% due 09/23/23	363	357
Grupo Bimbo SAB de CV			Sky PLC
4.875% due 06/27/44 (Þ)	565	550	6.100% due 02/15/18 (Þ)	945	993
HSBC Bank PLC			Suncor Energy, Inc.
7.650% due 05/01/25	385	481	6.100% due 06/01/18	366	391
HSBC Holdings PLC			5.950% due 12/01/34	545	647
3.400% due 03/08/21	729	751	Tengizchevroil Finance Co. International,
2.650% due 01/05/22	1,214	1,208	Ltd.
3.900% due 05/25/26	1,468	1,519	4.000% due 08/15/26 (Þ)	245	236
			Teva Pharmaceutical Finance
5.250% due 03/14/44	282	310	Netherlands III BV
Hungary Government International Bond			2.200% due 07/21/21	1,595	1,576
6.375% due 03/29/21	636	734	2.800% due 07/21/23	805	792
ING Bank NV			Toronto-Dominion Bank (The)
2.000% due 11/26/18 (Þ)	724	727	1.950% due 04/02/20 (Þ)	317	319
Kaupthing Bank HF			2.125% due 04/07/21	605	609
7.625% due 02/28/20 (Å)	1,210	—	3.625% due 09/15/31	590	590
5.750% due 10/04/20 (Å)	100	—	TransCanada PipeLines, Ltd.
Mondelez International Holdings			1.625% due 11/09/17	341	342
Netherlands BV			7.250% due 08/15/38	250	353
1.625% due 10/28/19 (Þ)	1,301	1,296
2.000% due 10/28/21 (Þ)	660	654	Transcanada Trust
Nationwide Building Society			Series 16-A
4.000% due 09/14/26 (Þ)	1,435	1,416	5.875% due 08/15/76	1,120	1,198
Perrigo Co. PLC			Tyco International Finance SA
2.300% due 11/08/18	762	766	5.125% due 09/14/45	155	178
4.000% due 11/15/23	680	697	UBS Group Funding Jersey, Ltd.
			2.950% due 09/24/20 (Þ)	740	755
Perrigo Finance Unlimited Co.
3.500% due 03/15/21	400	413	4.125% due 04/15/26 (Þ)	500	522
4.375% due 03/15/26	400	420	Vale Overseas, Ltd.
			6.250% due 08/10/26	154	165
Petroleos Mexicanos
4.625% due 09/21/23 (Þ)	500	499	6.875% due 11/21/36	193	195
5.625% due 01/23/46	309	267	6.875% due 11/10/39	168	166
6.750% due 09/21/47 (Þ)	350	347	Validus Holdings, Ltd.
			8.875% due 01/26/40	590	804
Province of Ontario Canada
2.500% due 04/27/26	525	531	Vodafone Group PLC
			7.875% due 02/15/30	550	755
Province of Quebec Canada
2.500% due 04/20/26	565	570	Westpac Banking Corp.
			2.000% due 08/19/21	1,086	1,082
Qatar Government International Bond
2.375% due 06/02/21 (Þ)	607	609	Yara International ASA
4.625% due 06/02/46 (Þ)	1,808	1,904	3.800% due 06/06/26 (Þ)	845	864
Royal Bank of Canada					60,630
1.500% due 07/29/19	506	504	Mortgage-Backed Securities - 28.2%
Royal Bank of Scotland Group PLC			225 Liberty Street Trust
3.875% due 09/12/23	960	940	Series 2016-225L Class A
Saudi Government International Bond			3.597% due 02/10/36 (Þ)	235	250
2.375% due 10/26/21 (Þ)	470	469	7 WTC Depositor LLC Trust
4.500% due 10/26/46 (Þ)	667	656	Series 2012-7WTC Class A
Schlumberger Investment SA			4.082% due 03/13/31 (Þ)	82	83
3.650% due 12/01/23	510	546	Alternative Loan Trust
Seagate HDD Cayman			Series 2003-20CB Class 2A1
4.750% due 06/01/23	905	900	5.750% due 10/25/33	60	62
Shell International Finance BV			Banc of America Commercial Mortgage
2.125% due 05/11/20	340	343	Trust
			Series 2007-3 Class AJ

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 467

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
5.730% due 06/10/49	1,390	1,411	Credit Suisse Commercial Mortgage
Series 2008-1 Class A4			Trust
6.436% due 02/10/51	488	505	Series 2007-C5 Class A4
Banc of America Merrill Lynch			5.695% due 09/15/40	816	835
Commercial Mortgage Securities Trust			Credit Suisse First Boston Mortgage
Series 2012-PARK Class A			Securities Corp.
2.959% due 12/10/30 (Þ)	324	336	Series 2003-27 Class 4A4
Series 2014-520M Class A			5.750% due 11/25/33	39	41
4.325% due 08/15/46 (Þ)	230	257	CSAIL Commercial Mortgage Trust
Banc of America Merrill Lynch			Series 2015-C2 Class XA
Commercial Mortgage, Inc.			1.020% due 06/15/57	9,841	518
Series 2006-3 Class A4			Series 2015-C4 Class A4
5.889% due 07/10/44	19	19	3.808% due 11/15/48	123	133
Series 2007-1 Class A4			CSMC Trust
5.451% due 01/15/49	567	568	Series 2014 Class A2
Banc of America Mortgage Securities,			3.953% due 09/15/37 (Þ)	121	129
Inc.			CW Capital Cobalt, Ltd.
Series 2006-B Class 1A1			Series 2007-C3 Class A4
2.747% due 10/20/46 (Ê)	63	38	5.959% due 05/15/46	1,281	1,304
BBCMS-ETC Mortgage Trust			DBJPM Mortgage Trust
Series 2016-ETC Class A			Series 2016-C1 Class A4
2.937% due 08/14/36 (Þ)	193	196	3.276% due 05/10/49	284	297
BCAP LLC Trust			Fannie Mae
Series 2011-R11 Class 15A1			5.000% due 2017	10	10
3.037% due 10/26/33 (Ê)(Þ)	977	984	6.500% due 2017	4	4
Bear Stearns Adjustable Rate Mortgage
Trust			5.000% due 2018	20	20
			5.500% due 2018	63	64
Series 2005-2 Class A1			6.500% due 2018	11	12
2.920% due 03/25/35 (Ê)	512	514
			5.000% due 2019	30	30
Citigroup Commercial Mortgage Trust			6.500% due 2019	8	10
Series 2014-GC19 Class A4			3.540% due 2020	414	442
4.023% due 03/10/47	825	905
			5.000% due 2020	43	44
Series 2014-GC25 Class AAB			5.500% due 2020	299	309
3.371% due 10/10/47	1,015	1,068	6.500% due 2020	5	6
Citigroup Mortgage Loan Trust, Inc.			3.881% due 2021	1,259	1,370
Series 2010-8 Class 3A1			4.000% due 2021	24	24
3.078% due 04/25/35 (Ê)(Þ)	570	570	4.640% due 2021	1,282	1,419
Series 2015-2 Class 1A1			5.500% due 2021	12	13
0.371% due 06/25/47 (Ê)(Þ)	344	297	5.000% due 2022	56	59
Commercial Mortgage Trust			5.500% due 2022	48	51
Series 2012-9W57 Class A			4.500% due 2023	48	51
2.365% due 02/10/29 (Þ)	1,185	1,186	5.000% due 2023	90	96
Series 2013-CR9 Class A4			4.500% due 2024	99	106
4.233% due 07/10/45	26	29	5.000% due 2024	15	16
Series 2013-CR11 Class A3			8.500% due 2024	3	3
3.983% due 10/10/46	353	386	9.000% due 2024	1	1
Series 2013-CR12 Class A4			3.500% due 2025	95	100
4.046% due 10/10/46	965	1,060	4.000% due 2025	194	207
Series 2013-LC6 Class A4			4.500% due 2025	16	18
2.941% due 01/10/46	61	63	7.000% due 2025	4	4
Series 2015-3BP Class A			8.500% due 2025	8	8
3.178% due 02/10/35 (Þ)	5	5	2.320% due 2026	474	473
Series 2015-CR25 Class A4			3.000% due 2026	164	171
3.759% due 08/10/48	237	256	3.100% due 2026	315	333
Series 2015-LC21 Class A4			3.400% due 2026	437	472
3.708% due 07/10/48	145	156	3.500% due 2026	576	607
Series 2015-PC1 Class A5			7.000% due 2026	8	9
3.902% due 07/10/50	9	10	9.000% due 2026	1	1
Series 2016-787S Class A			2.500% due 2027	30	31
3.545% due 02/10/36 (Þ)	235	249	3.000% due 2027	747	783
			3.500% due 2027	303	319

See accompanying notes which are an integral part of the financial statements.

468 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
5.500% due 2027	113	127	4.500% due 2043	24	26
7.000% due 2027	1	1	3.000% due 2045	366	378
2.500% due 2028	2,123	2,187	3.500% due 2045	10,646	11,200
2.820% due 2028	462	476	4.000% due 2045	2,153	2,319
2.910% due 2028	460	476	4.500% due 2045	55	60
3.000% due 2028	277	290	3.500% due 2046	4,128	4,358
3.010% due 2028	472	493	4.000% due 2046	6,528	7,062
3.380% due 2028	397	421	4.500% due 2046	1,466	1,625
3.000% due 2029	587	616	15 Year TBA(Ï)
5.000% due 2029	189	209	2.500%	3,645	3,751
2.500% due 2030	333	343	3.000%	2,940	3,077
3.000% due 2030	274	287	3.500%	1,225	1,290
3.320% due 2030	443	470	30 Year TBA(Ï)
3.500% due 2030	359	379	3.000%	27,485	28,269
4.500% due 2030	51	56	3.500%	3,080	3,234
8.000% due 2030	20	24	4.000%	2,110	2,259
2.500% due 2031	49	50	4.500%	3,610	3,946
3.000% due 2031	219	229	Fannie Mae Grantor Trust
8.000% due 2031	15	19	Series 2002-T5 Class A1
4.000% due 2032	58	62	0.410% due 05/25/32 (Ê)	195	191
3.000% due 2033	539	562	Fannie Mae REMIC Trust
4.500% due 2033	39	43	Series 2004-W12 Class 1A1
5.000% due 2033	300	333	6.000% due 07/25/44	375	433
5.500% due 2033	329	376	Series 2004-W12 Class 1A3
6.150% due 2033(Ê)	240	268	7.000% due 07/25/44	882	1,045
3.500% due 2034	503	533	Fannie Mae REMICS
4.500% due 2034	22	24	Series 2005-117 Class LC
5.000% due 2034	121	135	5.500% due 11/25/35	392	423
5.500% due 2034	657	747
6.000% due 2034	94	109	Series 2009-96 Class DB
			4.000% due 11/25/29	619	662
4.500% due 2035	1,342	1,477
5.000% due 2035	148	165	Series 2010-114 Class BA
			4.000% due 07/25/39	102	103
5.500% due 2035	27	31	Federal Home Loan Mortgage Corp.
6.000% due 2035	305	352	Multifamily Structured Pass-Through
5.500% due 2036	708	804	Certificates
6.500% due 2036	6	7	Series 2014-K040 Class A2
5.000% due 2037	105	117	3.241% due 09/25/24	301	324
5.500% due 2037	1,351	1,539	Series 2014-K041 Class A2
6.000% due 2037	163	187	3.171% due 10/25/24	282	303
6.500% due 2037	40	46	Series 2015-K046 Class A2
5.000% due 2038	5	6	3.205% due 03/25/25	480	516
5.500% due 2038	1,393	1,585	Series 2015-K048 Class A2
4.500% due 2039	536	586	3.284% due 06/25/25	2,067	2,230
5.000% due 2039	2	2	Series 2015-K049 Class A2
6.000% due 2039	94	108	3.010% due 08/25/25	164	174
4.000% due 2040	315	341
4.500% due 2040	499	545	Series 2015-K050 Class A2
			3.334% due 08/25/25	1,550	1,678
5.000% due 2040	526	589
5.500% due 2040	1,187	1,353	Series 2016-K058 Class A2
			2.653% due 08/25/26	1,350	1,390
3.500% due 2041	1,986	2,105
4.000% due 2041	720	781	Federal Housing Authority Trust
			7.430% due 06/27/21	19	19
4.500% due 2041	583	638
5.000% due 2041	904	1,007	Freddie Mac
			4.500% due 2018	30	31
5.500% due 2041	127	144	5.000% due 2018	6	6
3.000% due 2042	1,457	1,507	4.500% due 2019	13	13
3.500% due 2042	1,187	1,251	5.000% due 2019	32	33
4.000% due 2042	1,009	1,085	6.000% due 2022	3	3
3.000% due 2043	3,283	3,390	4.000% due 2024	77	82
3.500% due 2043	4,622	4,921	5.500% due 2024	46	49
4.000% due 2043	1,604	1,730	9.000% due 2024	3	3

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 469

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
6.500% due 2025	3	3	2.995% due 12/25/25	688	726
8.000% due 2025	3	3	Freddie Mac REMICS
9.000% due 2025	3	3	Series 2002-2533 Class Z
3.000% due 2026	104	109	5.500% due 12/15/32	1,220	1,394
5.000% due 2027	1	2	Series 2006-3123 Class HT
6.500% due 2027	—	—	5.000% due 03/15/26	399	435
5.000% due 2028	101	111	Series 2006-R006 Class ZA
6.000% due 2028	124	141	6.000% due 04/15/36	970	1,122
6.500% due 2028	8	9	Series 2010-3632 Class PK
6.500% due 2029	6	7	5.000% due 02/15/40	353	390
3.500% due 2030	291	309	Series 2010-3653 Class B
5.500% due 2032	126	145	4.500% due 04/15/30	873	955
6.000% due 2032	16	18	Series 2011-3954 Class HU
7.000% due 2032	93	104	4.000% due 05/15/29	69	72
7.500% due 2032	11	12	Series 2012-3989 Class BW
5.500% due 2033	52	60	3.500% due 01/15/27	3,180	3,468
5.000% due 2034	346	388	Series 2012-4019 Class JD
5.500% due 2034	52	59	3.000% due 05/15/41	407	422
5.500% due 2035	86	98
5.500% due 2036	84	95	Series 2013-4281 Class LG
			4.000% due 01/15/43	346	367
6.000% due 2036	29	33
5.000% due 2037	5	6	Freddie Mac Strips
5.500% due 2037	12	13	Series 2012-271 Class 30
6.000% due 2037	63	72	3.000% due 08/15/42	1,396	1,435
5.000% due 2038	2	3	Ginnie Mae
5.500% due 2038	56	63	Series 2004-93 Class PC
6.000% due 2038	66	76	5.000% due 04/16/34	720	744
4.500% due 2039	183	200	Ginnie Mae I
5.500% due 2039	15	17	9.000% due 2025	6	6
4.000% due 2040	1,547	1,691	7.000% due 2031	22	25
4.500% due 2040	1,056	1,163	7.000% due 2033	1	1
5.000% due 2040	17	19	3.000% due 2042	368	383
5.500% due 2040	9	11	3.000% due 2043	565	590
4.000% due 2041	477	512	3.500% due 2043	156	166
4.500% due 2041	976	1,069	Ginnie Mae II
5.000% due 2041	201	223	7.500% due 2032	2	2
5.500% due 2041	450	514	5.500% due 2039	109	121
3.000% due 2042	1,058	1,091	4.000% due 2040	40	43
3.500% due 2042	938	989	4.000% due 2041	253	272
4.000% due 2042	678	733	4.500% due 2041	1,175	1,290
4.500% due 2042	727	801	5.500% due 2041	14	15
3.000% due 2043	2,030	2,094	3.000% due 2042	178	187
3.500% due 2043	3,454	3,668	3.500% due 2042	671	713
4.000% due 2043	94	101	4.000% due 2042	919	989
3.500% due 2044	224	239	4.500% due 2042	376	414
4.000% due 2044	1,424	1,542	3.000% due 2043	717	750
4.500% due 2044	6	6	3.500% due 2043	1,377	1,467
3.000% due 2045	68	70	4.000% due 2043	290	311
3.500% due 2045	1,891	1,998	3.500% due 2044	480	509
4.000% due 2045	2,845	3,073	4.000% due 2044	422	453
3.000% due 2046	2,433	2,507	3.000% due 2045	687	716
3.500% due 2046	10,359	10,899	3.500% due 2045	1,634	1,731
4.000% due 2046	7,361	7,947	4.000% due 2045	683	732
			3.000% due 2046	145	151
30 Year TBA(Ï)			3.500% due 2046	886	940
2.500%	1,035	1,065
3.000%	26,725	27,513	4.000% due 2046	1,382	1,483
3.500%	1,905	1,999	30 Year TBA(Ï)
4.000%	1,025	1,096	3.000%	5,740	5,980
Freddie Mac Multifamily Structured Pass			3.500%	6,235	6,603
Through Certificates			4.000%	1,505	1,612
Series 2016-K053 Class A2			GS Mortgage Securities Corp. II

See accompanying notes which are an integral part of the financial statements.

470 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2012-BWTR Class A			OBP Depositor LLC Trust
2.954% due 11/05/34 (Þ)	204	210	Series 2010-OBP Class A
Series 2015-GC30 Class A4			4.646% due 07/15/45 (Þ)	230	250
3.382% due 05/10/50	27	28	RBS Commercial Funding, Inc. Trust
GS Mortgage Securities Trust			Series 2013-GSP Class A
Series 2012-SHOP Class A			3.961% due 01/13/32 (Þ)	235	254
2.933% due 06/05/31 (Þ)	647	663	RBSSP Resecuritization Trust
Series 2014-GC18 Class A4			Series 2010-3 Class 9A1
4.074% due 01/10/47	625	688	5.500% due 02/26/35 (Þ)	333	335
HarborView Mortgage Loan Trust			Sequoia Mortgage Trust
Series 2004-4 Class 3A			1.874% due 02/25/43	298	292
1.281% due 06/19/34 (Ê)	53	51	Series 2013-6 Class A1
JPMorgan Chase Commercial Mortgage			2.500% due 05/25/43	518	515
Securities Trust			Structured Adjustable Rate Mortgage
Series 2004-LN2 Class B			Loan Trust
5.466% due 07/15/41	500	497	Series 2004-6 Class 1A
Series 2007-CB20 Class ASB			2.358% due 06/25/34 (Ê)	246	243
5.688% due 02/12/51	23	23	Series 2004-12 Class 7A3
JPMorgan Mortgage Trust			2.694% due 09/25/34 (Ê)	98	97
Series 2003-A2 Class 3A1			Structured Asset Securities Corp.
2.503% due 11/25/33 (Ê)	158	150	Mortgage Pass-Through Certificates
Series 2005-A1 Class 6T1			Series 2003-34A Class 5A4
3.089% due 02/25/35 (Ê)	273	269	2.956% due 11/25/33 (Ê)	745	750
			Wachovia Bank Commercial Mortgage
Series 2005-A3 Class 4A1			Trust
2.658% due 06/25/35 (Ê)	121	121	Series 2007-C33 Class A4
LB Commercial Mortgage Trust			6.158% due 02/15/51	234	236
Series 2007-C3 Class AM			Washington Mutual Mortgage Pass-
6.114% due 07/15/44	790	805	Through Certificates Trust
LB-UBS Commercial Mortgage Trust			Series 2003-AR10 Class A7
Series 2007-C6 Class A4			2.669% due 10/25/33 (Ê)	291	296
5.858% due 07/15/40	560	566	Series 2004-AR1 Class A
ML-CFC Commercial Mortgage Trust			2.771% due 03/25/34 (Ê)	1,319	1,320
Series 2007-5 Class A4			Series 2005-AR13 Class A1A1
5.378% due 08/12/48	149	149	0.815% due 10/25/45 (Ê)	1,178	1,114
Morgan Stanley Bank of America Merrill			Wedgewood Real Estate Trust
Lynch Trust			Series 2016-1 Class A1
Series 2013-C10 Class A4			3.450% due 07/15/46 (Þ)	75	75
4.218% due 07/15/46	88	97	Wells Fargo Commercial Mortgage Trust
Series 2013-C12 Class A4			Series 2015-NXS3 Class A4
4.259% due 10/15/46	153	170	3.617% due 09/15/57	19	20
Series 2014-C14 Class A4			Series 2015-SG1 Class A4
3.787% due 02/15/47	165	178	3.789% due 12/15/47	181	196
Series 2014-C14 Class A5			Wells Fargo Mortgage Backed Securities
4.064% due 02/15/47	45	50	Trust
Series 2015-C20 Class A4			Series 2003-J Class 1A9
3.249% due 02/15/48	181	188	2.612% due 10/25/33 (Ê)	769	769
Series 2015-C24 Class A4			Series 2005-AR10 Class 2A4
3.732% due 05/15/48	945	1,018	2.652% due 06/25/35 (Ê)	37	38
Series 2016-C31			Series 2006-AR8 Class 1A3
1.511% due 11/15/21	510	510	3.024% due 04/25/36 (Ê)	589	581
Series 2016-C31 Class A5			WFRBS Commercial Mortgage Trust
3.102% due 10/15/26	158	161	Interest Only STRIP
Morgan Stanley Capital I Trust			Series 2014-C21 Class XA
Series 2007-IQ16 Class AM			1.316% due 08/15/47	7,816	483
6.277% due 12/12/49	1,055	1,094			277,054
Series 2014-CPT Class A			Municipal Bonds - 0.5%
3.350% due 07/13/29 (Þ)	456	481	Commonwealth Financing Authority
MSCG Trust ALDR			Revenue Bonds
Series 2015-ALDR Class A2			4.144% due 06/01/38	125	126
3.577% due 06/07/35 (Þ)	310	321

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 471

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Municipal Electric Authority of Georgia			0.875% due 05/31/18	1,931	1,933
Revenue Bonds			0.625% due 06/30/18	14,644	14,598
6.637% due 04/01/57	990	1,297	0.750% due 07/31/18	6,230	6,221
7.055% due 04/01/57	1,410	1,698	1.250% due 10/31/18	200	201
New Jersey Transportation Trust Fund			1.750% due 10/31/18	1,000	1,017
Authority Revenue Bonds
5.754% due 12/15/28	455	505	1.250% due 12/15/18	237	239
San Diego Tobacco Settlement Revenue			1.375% due 12/31/18	1,074	1,084
Funding Corp. Revenue Bonds			2.625% due 08/15/20	7,182	7,566
7.125% due 06/01/32	210	240	1.375% due 08/31/20	5,767	5,808
State of California General Obligation			2.125% due 08/31/20	7,849	8,124
Unlimited			1.625% due 11/30/20	4,882	4,959
7.300% due 10/01/39	300	442	1.375% due 01/31/21	4,282	4,303
7.350% due 11/01/39	77	114	1.250% due 03/31/21	250	250
State of Illinois General Obligation			1.375% due 04/30/21	1,250	1,254
Unlimited			1.125% due 06/30/21	2,490	2,469
5.877% due 03/01/19	335	361	1.125% due 08/31/21	1,131	1,121
University of California Revenue Bonds			1.250% due 10/31/21	5,010	4,995
4.767% due 05/15/15	255	262	2.000% due 11/15/21	2,210	2,277
		5,045	1.750% due 04/30/22	1,150	1,168
United States Government Agencies - 12.6%			2.125% due 12/31/22	3,460	3,579
Fannie Mae			1.750% due 01/31/23	2,862	2,896
1.125% due 12/14/18	335	336	2.000% due 02/15/23	3,136	3,220
1.000% due 02/26/19	165	165	1.500% due 02/28/23	2,650	2,640
1.625% due 01/21/20	100	102	1.500% due 03/31/23	2,515	2,505
1.600% due 12/24/20	1,205	1,201	1.375% due 06/30/23	6,472	6,384
1.875% due 12/28/20	125	128	1.375% due 08/31/23	4,663	4,594
2.625% due 09/06/24	449	473	1.625% due 02/15/26	1,895	1,864
7.125% due 01/15/30	100	153	1.625% due 05/15/26	1,331	1,307
7.250% due 05/15/30	230	355	2.500% due 02/15/46	1,741	1,708
6.625% due 11/15/30	100	149	2.500% due 05/15/46	4,385	4,305
Federal Home Loan Banks					123,525
0.875% due 06/29/18	250	250	United States Government Treasuries - 19.0%
0.875% due 10/01/18	175	175
0.875% due 08/05/19	200	199	United States Treasury Notes
			0.750% due 12/31/17	2,000	2,000
2.875% due 09/11/20	250	265	0.875% due 01/31/18	1,100	1,102
1.375% due 02/18/21	120	120	0.750% due 02/28/18	675	675
Federal Home Loan Mortgage Corp.			0.750% due 03/31/18	4,375	4,373
Series GMTN			0.625% due 04/30/18	3,798	3,788
0.750% due 04/09/18	200	200	2.625% due 04/30/18	1,200	1,232
Federal National Mortgage Association			1.000% due 05/15/18	1,695	1,700
0.875% due 08/02/19	250	249	1.000% due 05/31/18	1,359	1,363
2.125% due 04/24/26	20	20	1.375% due 06/30/18	1,726	1,741
1.875% due 09/24/26	100	97	0.750% due 08/31/18 (§)	2,175	2,171
Freddie Mac			1.500% due 08/31/18	450	455
2.375% due 01/13/22	837	874	1.000% due 09/15/18	500	501
6.250% due 07/15/32	424	626	0.750% due 09/30/18	916	914
Tennessee Valley Authority			1.125% due 01/15/19	1,425	1,431
6.150% due 01/15/38	345	505	2.750% due 02/15/19	250	260
3.500% due 12/15/42	343	362	1.375% due 02/28/19	2,180	2,202
4.250% due 09/15/65	387	437	1.500% due 02/28/19	2,500	2,533
United States Treasury Inflation Indexed			1.500% due 03/31/19	250	253
Bonds			0.875% due 04/15/19	3,455	3,449
0.375% due 07/15/25	868	891	0.875% due 06/15/19	1,350	1,347
0.250% due 07/15/26	1,439	1,458	1.000% due 06/30/19	700	701
0.625% due 02/15/43	943	922	1.625% due 06/30/19	500	509
1.375% due 02/15/44	1,374	1,592	3.625% due 08/15/19	365	391
0.750% due 02/15/45	1,447	1,454	8.125% due 08/15/19	4,760	5,692
United States Treasury Notes			1.000% due 10/15/19	2,782	2,782
1.000% due 12/31/17	260	261	1.500% due 10/31/19	2,100	2,130
0.875% due 03/31/18	4,312	4,317	1.375% due 02/29/20	2,932	2,959
0.750% due 04/15/18	600	600

See accompanying notes which are an integral part of the financial statements.

472 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
1.125% due 03/31/20	2,000	2,002	Short-Term Investments - 14.7%
1.125% due 04/30/20	2,525	2,525
1.375% due 04/30/20	3,694	3,727	Bear Stearns Cos. LLC (The)
8.750% due 05/15/20	2,500	3,159	5.550% due 01/22/17	470		475
1.625% due 07/31/20	7,462	7,586	Exelon Corp.
1.375% due 09/30/20	9,239	9,301	1.550% due 06/09/17	476		476
2.000% due 09/30/20	200	206	Fannie Mae
1.375% due 10/31/20	8,870	8,925
1.750% due 10/31/20	6,638	6,777	5.500% due 01/01/17	1		1
3.625% due 02/15/21	1,000	1,099	Freddie Mac
2.250% due 03/31/21	500	521	6.000% due 07/01/17	7		7
8.125% due 05/15/21	300	390	6.000% due 08/01/17	2		2
2.125% due 06/30/21	750	777
2.125% due 08/15/21	5,995	6,213	6.000% due 09/01/17	3		3
1.125% due 09/30/21	4,745	4,700	Hewlett Packard Enterprise Co.
1.125% due 10/31/21	5,502	5,453	2.700% due 10/05/17 (Þ)	1,260		1,276
2.000% due 10/31/21	435	448	Intesa Sanpaolo SpA
8.000% due 11/15/21	1,250	1,654	2.375% due 01/13/17	826		827
1.500% due 01/31/22	430	432	Lehman Brothers Holdings, Inc.
1.750% due 02/28/22	1,185	1,205
1.875% due 05/31/22	1,315	1,345	6.500% due 07/19/17 (Ø)	390		—
1.625% due 11/15/22	1,200	1,207	Metropolitan Life Global Funding I
1.750% due 05/15/23	1,000	1,011	1.300% due 04/10/17 (Þ)	337		337
6.250% due 08/15/23	810	1,054	NextEra Energy Capital Holdings, Inc.
1.375% due 09/30/23	907	893	2.056% due 09/01/17	846		851
2.750% due 02/15/24	335	361	Russell U.S. Cash Management Fund	128,147,334	(8)	128,173
2.500% due 05/15/24	600	636
2.375% due 08/15/24	3,909	4,103	Samsung Electronics America, Inc.
2.250% due 11/15/24	850	884	1.750% due 04/10/17 (Þ)	765		766
2.000% due 02/15/25	4,322	4,405	Thomson Reuters Corp.
2.125% due 05/15/25	403	414	1.650% due 09/29/17	720		722
1.500% due 08/15/26	7,165	6,951	Tyco Electronics Group SA
6.125% due 11/15/27	35	50	6.550% due 10/01/17	705		739
5.250% due 02/15/29	2,367	3,214
6.125% due 08/15/29	2,476	3,637	UBS AG
6.250% due 05/15/30	1,498	2,255	1.375% due 06/01/17	802		802
5.375% due 02/15/31	1,050	1,491	United Auto Credit Securitization Trust
4.500% due 02/15/36	300	408	Series 2016-1 Class A
4.750% due 02/15/37	3,994	5,598	2.000% due 10/16/17 (Þ)	56		56
4.375% due 05/15/40	500	671	United States Treasury Bills
3.875% due 08/15/40	1,270	1,589
3.750% due 08/15/41	400	492	0.167% due 12/08/16 (~)	85		85
3.125% due 11/15/41	1,627	1,809	United States Treasury Notes
3.125% due 02/15/42	1,670	1,859	0.875% due 08/15/17	3,000		3,005
3.000% due 05/15/42	1,575	1,715	1.875% due 08/31/17	2,000		2,020
2.750% due 08/15/42	3,266	3,394
2.750% due 11/15/42	1,870	1,941	1.000% due 09/15/17	2,000		2,005
3.125% due 02/15/43	4,588	5,102	0.875% due 10/15/17	1,750		1,753
2.875% due 05/15/43	1,000	1,061	Xcel Energy, Inc.
3.750% due 11/15/43	5,022	6,242	1.200% due 06/01/17	611		611
2.500% due 02/15/45	1,880	1,847	Total Short-Term Investments
3.000% due 05/15/45	1,141	1,239
2.875% due 08/15/45	2,424	2,569	(cost $145,317)			144,992
3.000% due 11/15/45	100	109
		187,310	Total Investments 108.6%
Total Long-Term Investments			(identified cost $1,060,777)			1,068,106
(cost $915,460)		923,114
			Other Assets and Liabilities,
			Net - (8.6%)			(84,693)

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 473

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)
Principal	Fair
Amount ($)	Value
or Shares	$
Net Assets - 100.0%	983,413

See accompanying notes which are an integral part of the financial statements.

474 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2016

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)
				Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition		Amount ($)		Unit	(000)	(000)
Securities	Date			or shares	$	$	$
0.0%
Kaupthing Bank HF	02/17/16			1,210,000	—	—	—
Kaupthing Bank HF	02/17/16			100,000	—	—	—
							—
For a description of restricted securities see note 8 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
							Unrealized
						Appreciation
	Number of			Notional	Expiration	(Depreciation)
	Contracts			Amount	Date		$
Long Positions
Australia 10 Year Bond Futures		406	AUD	53,845	12/16		(277)
United States 2 Year Treasury Note Futures		88	USD	19,196	12/16		2
United States 5 Year Treasury Note Futures		192	USD	23,193	12/16		(41)
United States 10 Year Treasury Note Futures		523	USD	67,794	12/16		(169)
United States Treasury Long Bond Futures		43	USD	6,997	12/16		(296)
Short Positions
Euro-Bund Futures		213	EUR	34,542	12/16		302
Long Gilt Futures		257	GBP	32,213	12/16		379
United States 10 Year Treasury Note Futures		37	USD	4,796	12/16		22
United States 10 Year Ultra Bond Futures		77	USD	10,897	12/16		39
United States Treasury Long Bond Futures		3	USD	488	12/16		23
United States Treasury Ultra Bond Futures		76	USD	13,371	12/16		741
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							725

Transactions in options written contracts for the period ended October 31, 2016 were as follows:
		Number of		Premiums
		Contracts		Received
Outstanding October 31, 2015			1	$159
Opened			—	—
Closed			(1)	(159)
Expired			—	—
Outstanding October 31, 2016			—	$—

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	45	BRL	152	11/21/16	3
Bank of America	USD	79	BRL	253	11/21/16	—
Bank of America	USD	159	BRL	519	11/21/16	3
Bank of America	USD	1,128	BRL	3,671	11/21/16	16
Bank of America	USD	15	COP	44,351	11/21/16	—
Bank of America	USD	70	COP	204,532	11/21/16	(2)
Bank of America	USD	1,151	COP	3,412,769	11/21/16	(20)
Bank of America	USD	188	CZK	4,619	11/21/16	—
Bank of America	USD	20	HUF	5,425	11/21/16	—
Bank of America	USD	57	HUF	15,479	11/21/16	(2)
Bank of America	USD	181	HUF	50,523	11/21/16	(1)
Bank of America	USD	2,357	HUF	649,728	11/21/16	(47)

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 475

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	16	IDR	209,735	11/21/16	—
Bank of America	USD	139	IDR	1,830,934	11/21/16	1
Bank of America	USD	95	MYR	397	11/21/16	(1)
Bank of America	USD	8	PLN	30	11/21/16	—
Bank of America	USD	189	PLN	744	11/21/16	1
Bank of America	USD	2,353	PLN	8,929	11/21/16	(78)
Bank of America	USD	6	RUB	419	11/21/16	—
Bank of America	USD	97	RUB	6,154	11/21/16	—
Bank of America	USD	202	RUB	12,707	11/21/16	(2)
Bank of America	USD	1,156	RUB	75,588	11/21/16	30
Bank of America	USD	97	TRY	303	11/21/16	1
Bank of America	USD	194	TRY	607	11/21/16	1
Bank of America	USD	1,158	TRY	3,460	11/21/16	(45)
Bank of America	USD	2,316	TRY	6,920	11/21/16	(90)
Bank of America	USD	66	TWD	2,087	11/21/16	—
Bank of America	BRL	260	USD	79	11/21/16	(2)
Bank of America	BRL	304	USD	90	11/21/16	(5)
Bank of America	BRL	507	USD	157	11/21/16	(1)
Bank of America	BRL	7,343	USD	2,256	11/21/16	(32)
Bank of America	COP	176,273	USD	60	11/21/16	1
Bank of America	CZK	2,310	USD	94	11/21/16	—
Bank of America	HUF	10,849	USD	39	11/21/16	1
Bank of America	HUF	25,262	USD	90	11/21/16	1
Bank of America	HUF	30,959	USD	113	11/21/16	3
Bank of America	HUF	324,864	USD	1,183	11/21/16	28
Bank of America	IDR	2,342,857	USD	178	11/21/16	(1)
Bank of America	IDR	30,736,130	USD	2,324	11/21/16	(29)
Bank of America	MYR	138	USD	33	11/21/16	—
Bank of America	MYR	878	USD	208	11/21/16	(1)
Bank of America	MYR	9,383	USD	2,339	11/21/16	106
Bank of America	PLN	460	USD	120	11/21/16	3
Bank of America	RUB	210	USD	3	11/21/16	—
Bank of America	RUB	6,353	USD	101	11/21/16	1
Bank of America	RUB	12,308	USD	193	11/21/16	—
Bank of America	RUB	151,177	USD	2,305	11/21/16	(68)
Bank of America	TRY	3	USD	1	11/21/16	—
Bank of America	TRY	6	USD	2	11/21/16	—
Bank of America	TRY	90	USD	29	11/21/16	—
Bank of America	TRY	181	USD	59	11/21/16	1
Bank of America	TWD	69	USD	2	11/21/16	—
Bank of America	TWD	3,048	USD	96	11/21/16	(1)
Bank of America	TWD	36,663	USD	1,185	11/21/16	23
Bank of Montreal	USD	4,003	CAD	5,236	11/21/16	(100)
Bank of Montreal	USD	3,948	EUR	3,586	11/21/16	(9)
Bank of Montreal	CHF	1,954	USD	1,977	11/21/16	1
Bank of Montreal	CHF	3,908	USD	3,955	11/21/16	1
Bank of Montreal	HKD	9,087	USD	1,173	11/21/16	1
Bank of New York	USD	3,988	GBP	3,245	11/21/16	(15)
Bank of New York	USD	7,876	JPY	818,202	11/21/16	(69)
Bank of New York	GBP	6,489	USD	7,976	11/21/16	31
Bank of New York	ILS	15,059	USD	3,941	11/21/16	14
Citigroup	USD	2,008	NZD	2,796	11/21/16	(10)
Citigroup	USD	8,030	NZD	11,184	11/21/16	(39)
Citigroup	SEK	17,436	USD	1,979	11/21/16	47
Citigroup	SEK	69,744	USD	7,917	11/21/16	189
State Street	USD	2,008	AUD	2,619	11/21/16	(16)

See accompanying notes which are an integral part of the financial statements.

476 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
State Street	USD	19	CZK	459	11/21/16	—
State Street	USD	45	CZK	1,095	11/21/16	(1)
State Street	USD	2,377	CZK	56,635	11/21/16	(75)
State Street	USD	12	HKD	95	11/21/16	—
State Street	USD	54	HKD	420	11/21/16	—
State Street	USD	7,937	NOK	65,039	11/21/16	(65)
State Street	USD	13	SGD	18	11/21/16	—
State Street	USD	49	SGD	68	11/21/16	(1)
State Street	USD	188	SGD	261	11/21/16	—
State Street	USD	2,355	SGD	3,146	11/21/16	(94)
State Street	USD	83	ZAR	1,197	11/21/16	5
State Street	USD	130	ZAR	1,853	11/21/16	7
State Street	USD	1,149	ZAR	15,533	11/21/16	(2)
State Street	CHF	7,817	USD	7,908	11/21/16	1
State Street	CZK	918	USD	38	11/21/16	1
State Street	CZK	2,189	USD	91	11/21/16	2
State Street	CZK	28,317	USD	1,188	11/21/16	37
State Street	DKK	13,339	USD	1,973	11/21/16	3
State Street	HKD	633	USD	82	11/21/16	—
State Street	NOK	32,520	USD	3,992	11/21/16	56
State Street	SGD	9	USD	7	11/21/16	—
State Street	SGD	130	USD	94	11/21/16	—
State Street	SGD	136	USD	99	11/21/16	1
State Street	SGD	1,573	USD	1,177	11/21/16	47
State Street	ZAR	1,619	USD	116	11/21/16	(4)
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(260)

Presentation of Portfolio Holdings
Amounts in thousands
			Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Long-Term Investments
Asset-Backed Securities	$—	$41,133	$1,188	$—	$42,321	4.3
Corporate Bonds and Notes	—	226,900	329	—	227,229	23.1
International Debt	—	60,630	—	—	60,630	6.2
Mortgage-Backed Securities	—	277,035	19	—	277,054	28.2
Municipal Bonds	—	5,045	—	—	5,045	0.5
United States Government Agencies	—	123,525	—	—	123,525	12.6
United States Government Treasuries	—	187,310	—	—	187,310	19.0
Short-Term Investments	—	16,819	—	128,173	144,992	14.7
Total Investments	—	938,397	1,536	128,173	1,068,106	108.6
Other Assets and Liabilities, Net						(8.6)
						100.0

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 477

Russell Investment Company
Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2016

Presentation of Portfolio Holdings
Amounts in thousands
			Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Other Financial Instruments
Assets
Futures Contracts	1,508	—	—	—	1,508	0.2
Foreign Currency Exchange Contracts	—	668	—	—	668	0.1
A
Liabilities
Futures Contracts	(783)	—	—	—	(783)	(0.1)
Foreign Currency Exchange Contracts	—	(928)	—	—	(928)	(0.1)
Total Other Financial Instruments*	$725	$(260)	$—	$—	$465

* Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2016 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

478 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Fair Value of Derivative Instruments — October 31, 2016

Amounts in thousands

		Foreign
		Currency	Interest Rate
Derivatives not accounted for as hedging instruments		Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts		$668	$—
Variation margin on futures contracts*		—	1,508
Total		$668	$1,508

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*		$—	$783
Unrealized depreciation on foreign currency exchange contracts		928	—
Total		$928	$783
		Foreign
	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$—	$—	$2,406
Options written	—	—	48
Total return swap contracts	—	—	2,278
Interest rate swap contracts	—	—	(1,019)
Credit default swap contracts	62	—	—
Foreign currency-related transactions**	—	3,482	—
Total	$62	$3,482	$3,713

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$—	$—	$708
Options written	—	—	(112)
Total return swap contracts	—	—	26
Interest rate swap contracts	—	—	447
Foreign currency-related transactions***	—	(1,260)	—
Total	$—	$(1,260)	$1,069

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 479

Russell Investment Company
Russell Investment Grade Bond Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2016

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	$668	$—	$668
Futures Contracts	Variation margin on futures contracts	177	—	177
Total Financial and Derivative Assets		845	—	845
Financial and Derivative Assets not subject to a netting agreement		(177)	—	(177)
Total Financial and Derivative Assets subject to a netting agreement		$668	$—	$668

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$225	$225	$—	$—
Bank of Montreal	3	3	—	—
Bank of New York	45	45	—	—
Citigroup	236	49	—	187
State Street	159	159	—	—
Total	$668	$481	$—	$187

See accompanying notes which are an integral part of the financial statements.

480 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2016

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$180	$—	$180
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	928	—	928
Total Financial and Derivative Liabilities		1,108	—	1,108
Financial and Derivative Liabilities not subject to a netting agreement		(180)	—	(180)
Total Financial and Derivative Liabilities subject to a netting agreement		$928	$—	$928

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$429	$225	$—	$204
Bank of Montreal	108	3	—	105
Bank of New York	84	45	—	39
Citigroup	49	49	—	—
State Street	258	159	—	99
Total	$928	$481	$—	$447

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 481

Russell Investment Company
Russell Investment Grade Bond Fund

Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$1,060,777
Investments, at fair value(>)	1,068,106
Cash	5,776
Cash (restricted)(a)	3,840
Unrealized appreciation on foreign currency exchange contracts	668
Receivables:
Dividends and interest	5,137
Dividends from affiliated Russell funds	58
Investments sold	15,935
Fund shares sold	821
Investments matured(<)	239
Variation margin on futures contracts	177
Total assets	1,100,757

Liabilities
Payables:
Investments purchased	114,513
Fund shares redeemed	1,049
Accrued fees to affiliates	398
Other accrued expenses	276
Variation margin on futures contracts	180
Unrealized depreciation on foreign currency exchange contracts	928
Total liabilities	117,344

Net Assets	$983,413

See accompanying notes which are an integral part of the financial statements.

482 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Statement of Assets and Liabilities, continued — October 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$5,522
Accumulated net realized gain (loss)	23,399
Unrealized appreciation (depreciation) on:
Investments	7,329
Futures contracts	725
Investments matured	(1,264)
Foreign currency-related transactions	(261)
Shares of beneficial interest	441
Additional paid-in capital	947,522
Net Assets	$983,413

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$22.32
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$23.19
Class A — Net assets	$10,903,708
Class A — Shares outstanding ($.01 par value)	488,560
Net asset value per share: Class C(#)	$22.13
Class C — Net assets	$17,203,569
Class C — Shares outstanding ($.01 par value)	777,478
Net asset value per share: Class E(#)	$22.31
Class E — Net assets	$14,785,234
Class E — Shares outstanding ($.01 par value)	662,802
Net asset value per share: Class I(#)	$22.31
Class I — Net assets	$258,359,260
Class I — Shares outstanding ($.01 par value)	11,580,122
Net asset value per share: Class R6(#)	$22.37
Class R6 — Net assets	$450,135
Class R6 — Shares outstanding ($.01 par value)	20,123
Net asset value per share: Class S(#)	$22.29
Class S — Net assets	$517,173,112
Class S — Shares outstanding ($.01 par value)	23,202,400
Net asset value per share: Class Y(#)	$22.33
Class Y — Net assets	$164,538,044
Class Y — Shares outstanding ($.01 par value)	7,368,034
Amounts in thousands
(<) Investments matured - cost	$1,503
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$128,173

(a) Cash Collateral for Futures	$3,840
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 483

Russell Investment Company
Russell Investment Grade Bond Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Dividends	$74
Dividends from affiliated Russell funds	467
Interest	26,309
Total investment income	26,850

Expenses
Advisory fees	2,824
Administrative fees	545
Custodian fees (1)	170
Distribution fees - Class A	26
Distribution fees - Class C	134
Transfer agent fees - Class A	21
Transfer agent fees - Class C	36
Transfer agent fees - Class E	42
Transfer agent fees - Class I	329
Transfer agent fees - Class R6	—**
Transfer agent fees - Class S	1,270
Transfer agent fees - Class Y	7
Professional fees	136
Registration fees	117
Shareholder servicing fees - Class C	45
Shareholder servicing fees - Class E	52
Trustees’ fees	38
Printing fees	101
Miscellaneous	48
Expenses before reductions	5,941
Expense reductions	(—)**
Net expenses	5,941
Net investment income (loss)	20,909

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	21,136
Futures contracts	2,406
Options written	48
Total return swap contracts	2,278
Interest rate swap contracts	(1,019)
Credit default swap contracts	62
Foreign currency-related transactions	3,499
Net realized gain (loss)	28,410
Net change in unrealized appreciation (depreciation) on:
Investments	5,391
Futures contracts	708
Options written	(112)
Total return swap contracts	26
Interest rate swap contracts	447
Investment matured	16
Foreign currency-related transactions	(1,261)
Net change in unrealized appreciation (depreciation)	5,215
Net realized and unrealized gain (loss)	33,625
Net Increase (Decrease) in Net Assets from Operations	$54,534

See accompanying notes which are an integral part of the financial statements.

484 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
**      Less than $500.
(1)     Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 10 in the Notes to Financial Statements

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 485

Russell Investment Company
Russell Investment Grade Bond Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$20,909	$21,591
Net realized gain (loss)	28,410	27,089
Net change in unrealized appreciation (depreciation)	5,215	(17,099)
Net increase (decrease) in net assets from operations	54,534	31,581

Distributions
From net investment income
Class A	(186)	(91)
Class C	(191)	(84)
Class E	(383)	(306)
Class I	(5,879)	(3,949)
Class R6	(3)	—
Class S	(13,280)	(10,020)
Class Y	(3,954)	(4,203)
From net realized gain
Class A	(181)	(149)
Class C	(355)	(392)
Class E	(486)	(648)
Class I	(5,624)	(5,533)
Class S	(14,125)	(15,849)
Class Y	(4,105)	(6,747)
Net decrease in net assets from distributions	(48,752)	(47,971)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(283,091)	(296,345)
Total Net Increase (Decrease) in Net Assets	(277,309)	(312,735)

Net Assets
Beginning of period	1,260,722	1,573,457
End of period	$983,413	$1,260,722
Undistributed (overdistributed) net investment income included in net assets	$5,522	$4,927

See accompanying notes which are an integral part of the financial statements.

486 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Investment Grade Bond Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	156	$3,440	115	$2,576
Proceeds from reinvestment of distributions	16	349	11	233
Payments for shares redeemed	(98)	(2,173)	(69)	(1,531)
Net increase (decrease)	74	1,616	57	1,278
Class C
Proceeds from shares sold	145	3,157	86	1,902
Proceeds from reinvestment of distributions	25	537	21	472
Payments for shares redeemed	(203)	(4,466)	(235)	(5,216)
Net increase (decrease)	(33)	(772)	(128)	(2,842)
Class E
Proceeds from shares sold	105	2,327	126	2,816
Proceeds from reinvestment of distributions	38	825	40	877
Payments for shares redeemed	(581)	(12,950)	(596)	(13,251)
Net increase (decrease)	(438)	(9,798)	(430)	(9,558)
Class I
Proceeds from shares sold	2,080	46,077	2,254	50,450
Proceeds from reinvestment of distributions	516	11,237	418	9,276
Payments for shares redeemed	(3,617)	(80,127)	(3,328)	(74,386)
Net increase (decrease)	(1,021)	(22,813)	(656)	(14,660)
Class R6(1)
Proceeds from shares sold	20	452	—	—
Proceeds from reinvestment of distributions	—**	3	—	—
Payments for shares redeemed	—**	(3)	—	—
Net increase (decrease)	20	452	—	—
Class S
Proceeds from shares sold	6,766	149,844	6,501	144,894
Proceeds from reinvestment of distributions	1,252	27,220	1,159	25,712
Payments for shares redeemed	(17,183)	(382,127)	(13,033)	(290,280)
Net increase (decrease)	(9,165)	(205,063)	(5,373)	(119,674)
Class Y
Proceeds from shares sold	953	21,033	1,019	22,828
Proceeds from reinvestment of distributions	370	8,059	493	10,950
Payments for shares redeemed	(3,463)	(75,805)	(8,230)	(184,667)
Net increase (decrease)	(2,140)	(46,713)	(6,718)	(150,889)
Total increase (decrease)	(12,703)	$(283,091)	(13,248)	$(296,345)

(1) For the period March 1, 2016 (commencement of operations) to October 31, 2016.
** Less than 500 shares.

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 487

Russell Investment Company
Russell Investment Grade Bond Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2016	22.21	.35	.61	.96	(.40)	(.45)
October 31, 2015	22.48	.28	.10	.38	(.23)	(.42)
October 31, 2014	21.91	.28	.53	.81	(.24)	—
October 31, 2013	23.15	.25	(.58)	(.33)	(.21)	(.70)
October 31, 2012	22.31	.36	1.10	1.46	(.38)	(.24)

Class C
October 31, 2016	22.03	.18	.61	.79	(.24)	(.45)
October 31, 2015	22.33	.11	.11	.22	(.10)	(.42)
October 31, 2014	21.77	.12	.52	.64	(.08)	—
October 31, 2013	23.03	.09	(.59)	(.50)	(.06)	(.70)
October 31, 2012	22.20	.21	1.08	1.29	(.22)	(.24)

Class E
October 31, 2016	22.20	.35	.61	.96	(.40)	(.45)
October 31, 2015	22.46	.27	.12	.39	(.23)	(.42)
October 31, 2014	21.89	.28	.53	.81	(.24)	—
October 31, 2013	23.13	.25	(.58)	(.33)	(.21)	(.70)
October 31, 2012	22.28	.39	1.09	1.48	(.39)	(.24)

Class I
October 31, 2016	22.21	.42	.60	1.02	(.47)	(.45)
October 31, 2015	22.47	.35	.12	.47	(.31)	(.42)
October 31, 2014	21.90	.36	.52	.88	(.31)	—
October 31, 2013	23.14	.33	(.59)	(.26)	(.28)	(.70)
October 31, 2012	22.29	.45	1.09	1.54	(.45)	(.24)

Class R6
October 31, 2016(8)	21.86	.29	.47	.76	(.25)	—

Class S
October 31, 2016	22.19	.40	.60	1.00	(.45)	(.45)
October 31, 2015	22.45	.33	.12	.45	(.29)	(.42)
October 31, 2014	21.88	.34	.52	.86	(.29)	—
October 31, 2013	23.12	.31	(.58)	(.27)	(.27)	(.70)
October 31, 2012	22.27	.43	1.09	1.52	(.43)	(.24)

Class Y
October 31, 2016	22.22	.45	.61	1.06	(.50)	(.45)
October 31, 2015	22.49	.37	.11	.48	(.33)	(.42)
October 31, 2014	21.91	.38	.54	.92	(.34)	—
October 31, 2013	23.15	.35	(.58)	(.23)	(.31)	(.70)
October 31, 2012	22.30	.48	1.08	1.56	(.47)	(.24)

See accompanying notes which are an integral part of the financial statements.

488 Russell Investment Grade Bond Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)(l)	Net(d)(e)(l)	Net Assets(d)(e)	Turnover Rate(b)

(.85)	22.32	4.47	10,904.80		.80	1.58	207
(.65)	22.21	1.73	9,210.80		.80	1.25	187
(.24)	22.48	3.70	8,036.81		.81	1.27	178
(.91)	21.91	(1.48)	10,114.79		.79	1.15	136
(.62)	23.15	6.68	11,983.79		.79	1.59	159

(.69)	22.13	3.68	17,204	1.55	1.55	.82	207
(.52)	22.03	.99	17,869	1.55	1.55	.49	187
(.08)	22.33	2.94	20,978	1.56	1.56	.54	178
(.76)	21.77	(2.23)	25,285	1.54	1.54	.39	136
(.46)	23.03	5.92	36,340	1.54	1.54	.92	159

(.85)	22.31	4.45	14,785.80		.80	1.58	207
(.65)	22.20	1.77	24,430.80		.80	1.23	187
(.24)	22.46	3.71	34,378.81		.81	1.28	178
(.91)	21.89	(1.46)	41,621.79		.78	1.15	136
(.63)	23.13	6.76	43,762.79		.74	1.74	159

(.92)	22.31	4.76	258,359.47		.47	1.90	207
(.73)	22.21	2.11	279,818.47		.47	1.57	187
(.31)	22.47	4.05	297,900.48		.48	1.62	178
(.98)	21.90	(1.15)	339,903.46		.46	1.47	136
(.69)	23.14	7.05	410,807.46		.46	2.01	159

(.25)	22.37	3.49	450.40		.38	1.95	207

(.90)	22.29	4.68	517,173.55		.55	1.82	207
(.71)	22.19	2.03	718,081.55		.55	1.49	187
(.29)	22.45	3.97	847,289.56		.56	1.54	178
(.97)	21.88	(1.23)	817,400.54		.54	1.38	136
(.67)	23.12	6.93	805,089.54		.54	1.92	159

(.95)	22.33	4.93	164,538.35		.35	2.03	207
(.75)	22.22	2.18	211,314.35		.35	1.67	187
(.34)	22.49	4.21	364,876.36		.36	1.71	178
(1.01)	21.91	(.99)	608,499.34		.34	1.59	136
(.71)	23.15	7.15	609,301.36		.36	2.11	159

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 489

Russell Investment Company
Russell Investment Grade Bond Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Advisory fees	$209,450
Administration fees	40,481
Distribution fees	13,446
Shareholder servicing fees	6,862
Transfer agent fees	123,482
Trustee fees	4,422
$398,143

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
Russell U.S. Cash Management Fund $	186,707	$1,165,065	$1,223,611	$—	$12	$128,173	$467	$—
	$186,707	$1,165,065	$1,223,611	$—	$12	$128,173	$467	$—

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$1,063,405,532
Unrealized Appreciation	$11,237,811
Unrealized Depreciation	(6,537,730)
Net Unrealized Appreciation (Depreciation)	$4,700,081
Undistributed Ordinary Income	$29,366,250
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$2,849,035
Tax Composition of Distributions
Ordinary Income	$46,848,276
Long-Term Capital Gains	$1,902,828

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transactions, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$3,562
Accumulated net realized gain (loss)	(3,562)
Additional paid-in capital	—

See accompanying notes which are an integral part of the financial statements.

490 Russell Investment Grade Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

Russell Short Duration Bond Fund - Class A‡			Russell Short Duration Bond Fund - Class S
	Total			Total
	Return			Return
1 Year	(1.60)%		1 Year	2.47%
5 Years	0.91	%§	5 Years	1.94	%§
10 Years	2.36	%§	10 Years	3.02	%§

Russell Short Duration Bond Fund - Class C			Russell Short Duration Bond Fund - Class Y‡‡‡
	Total			Total
	Return			Return
1 Year	1.44%		1 Year	2.54%
5 Years	0.93	%§	5 Years	2.04	%§
10 Years	2.00	%§	10 Years	3.10	%§

Russell Short Duration Bond Fund - Class E			BofA Merrill Lynch1-3 Yr U.S. Treasuries Index**
	Total			Total
	Return			Return
1 Year	2.20%		1 Year	0.91%
5 Years	1.69	%§	5 Years	0.66	%§
10 Years	2.76	%§	10 Years	2.21	%§

Russell Short Duration Bond Fund - Class R6‡‡
	Total
	Return
1 Year	2.49%
5 Years	2.03	%§
10 Years	3.09	%§

Russell Short Duration Bond Fund 491

Russell Investment Company
Russell Short Duration Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The Russell Short Duration Bond Fund (the “Fund”) employs	U.S. fixed income performance, the Bloomberg Barclays 1-3
a multi-manager approach whereby portions of the Fund are	Year U.S. Aggregate Index, returned 1.33% for the fiscal year,
allocated to different money manager strategies. Fund assets not	as yields fell modestly and spreads tightened during a fiscal year
allocated to money managers are managed by Russell Investment	where monetary policy remained generally accommodative and
Management, LLC (“RIM”), the Fund’s advisor. RIM may change	recession fears early in the period were never realized.
the allocation of the Fund’s assets among money managers at
any time. An exemptive order from the Securities and Exchange	How did the investment strategies and techniques employed
Commission (“SEC”) permits RIM to engage or terminate a money	by the Fund and its money managers affect its benchmark-
manager at any time, subject to approval by the Fund’s Board,	relative performance?
without a shareholder vote. Pursuant to the terms of the exemptive	The Fund employs discretionary money managers. The Fund’s
order, the Fund is required to notify its shareholders within 90	discretionary money managers select the individual portfolio
days of when a money manager begins providing services. As of	securities for the assets assigned to them. Fund assets not
October 31, 2016, the Fund had three money managers.	allocated to discretionary money managers include the Fund’s liquidity reserves and assets which may be managed directly by
What is the Fund’s investment objective?	RIM to effect the Fund’s investment strategies and/or to actively
The Fund seeks to provide current income and preservation of	manage the Fund’s overall exposures by investing in securities or
capital with a focus on short duration securities.	other instruments that RIM believes will achieve the desired risk/

How did the Fund perform relative to its benchmark for the	return profile for the Fund.
fiscal year ended October 31, 2016?	With respect to certain of the Fund’s money managers, Scout
For the fiscal year ended October 31, 2016, the Fund’s Class A,	Investments, Inc. was the worst performing manager for the
Class C, Class E, Class R6, Class S and Class Y Shares gained	period though outperformed the Fund’s benchmark. Ex-
2.21%, 1.44%, 2.20%, 2.49%, 2.47% and 2.54%, respectively.	benchmark exposures to corporate credit risk via allocations to
This is compared to the Fund’s benchmark, the BofA Merrill	investment grade and high yield corporate bonds were the largest
Lynch 1-3 Year U.S. Treasuries Index, which gained 0.91%	contributor to outperformance while allocations to securitized
during the same period. The Fund’s performance includes	bonds, including commercial and agency residential mortgages,
operating expenses, whereas index returns are unmanaged and	and asset-backed securities, also contributed materially. Tactical
do not include expenses of any kind.	duration management modestly detracted.
For the fiscal year ended October 31, 2016, the Morningstar®	THL Credit Advisors LLC (“THL”), the Fund’s bank loan
Short-Term Bond Category, a group of funds that Morningstar	specialist, was the best performing manager for the period and
considers to have investment strategies similar to those of the	outperformed the Fund’s benchmark amid a favorable market
Fund, gained 1.91%. This return serves as a peer comparison and	environment for bank loans driven by technical demand from
is expressed net of operating expenses.	collateralized loan obligation formations and general demand for high yielding assets in a low yield market environment.
RIM may assign a money manager a benchmark other than the
Fund’s index. However, the Fund’s primary index remains the	During the period, the aggregate of RIM’s investment activities
benchmark for the Fund	contributed positively to the Fund’s benchmark-relative
performance. Outperformance was primarily driven by currency
How did the market conditions described in the Market	factor and global real yield positioning strategies as well as
Summary report affect the Fund’s performance?	RIM’s asset allocation decision to overweight THL relative to
The fiscal year ended October 31, 2016 was characterized by a	strategic weights. The currency factor strategy utilized currency
sharply risk off market early in the period followed by a similar	forward contracts to take long and short positions in global
sharp rebound and extended rally in risky assets (e.g., lower rated	foreign exchange markets. Using futures, the global high real
credit and emerging market currencies). Overall, this proved	yield strategy took long positions in high quality government
positive for most fixed income sectors around the globe, including	bonds whose net-of-inflation yields are expected to be relatively
those invested in by the Fund. Yield curves on global government	high and short positions where net-of-inflation yield is expected
bonds tended to flatten over the period supporting longer maturity	to be relatively low. RIM also implemented tactical ‘tilts’ based
bonds and the asset class in general. Corporate and emerging	on its judgments regarding shorter-term opportunities to seek
sovereign credit markets suffered from December to February,	to generate returns and/or mitigate risk during the period by
but returns turned positive as the year went on and eventually	investing in derivative instruments. Tactical tilts to the Fund’s
very significantly so. A representative indicator of short duration	overall credit risk exposure, using investment grade credit default

492 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

swap index contracts, marginally contributed to excess returns.		The views expressed in this report reflect those of the
RIM’s management of the Fund’s liquidity reserves and a U.S.		portfolio managers only through the end of the period
treasuries based positioning strategy had a neutral impact to		covered by the report. These views do not necessarily
excess returns, which was in line with the design and expectations		represent the views of RIM, or any other person in RIM or
of those allocations.		any other affiliated organization. These views are subject
to change at any time based upon market conditions or
Describe any changes to the Fund’s structure or the money		other events, and RIM disclaims any responsibility to
manager line-up.		update the views contained herein. These views should not
In June 2016, RIM’s increased its direct investing allocation		be relied on as investment advice and, because investment
in the Fund through the addition of the global high real yield		decisions for a Russell Investment Company (“RIC”) Fund
strategy discussed above.		are based on numerous factors, should not be relied on as
Money Managers as of October 31,		an indication of investment decisions of any RIC Fund.
2016	Styles
Logan Circle Partners, L.P.	Fully Discretionary
Scout Investments, Inc.	Fully Discretionary
THL Credit Advisors, LLC	Specialist

* Assumes initial investment on November 1, 2006.

** The BofA Merrill Lynch 1-3 Yr U.S. Treasuries Index tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market. Qualifying securities must have at least one year and less than three years remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $1 billion.

‡ The Fund first issued Class A Shares on March 1, 2007.  The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%.  Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

‡‡ The Fund first issued Class R6 Shares on March 1, 2016.  The returns shown for Class R6 Shares prior to that date are the returns of the Fund’s Class Y
Shares.  Class R6 Shares will have substantially similar annual returns as the Class Y Shares because the Shares of each Class are invested in the same portfolio of securities.  Annual returns for each Class will differ only to the extent that the Class R6 Shares do not have the same expenses as the Class Y Shares.

‡‡‡ The Fund first issued Class Y Shares on September 29, 2008.  The returns shown for Class Y Shares prior to that date are the returns of the Fund’s Class S
Shares. Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

Russell Short Duration Bond Fund 493

Russell Investment Company
Russell Short Duration Bond Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including distribution (12b-1) and/or service fees and other Fund			Performance (5%
expenses. The Example is intended to help you understand		Actual	return before
your ongoing costs (in dollars) of investing in the Fund and to	Class A	Performance	expenses)
Beginning Account Value
compare these costs with the ongoing costs of investing in other	May 1, 2016	$1,000.00	$1,000.00
mutual funds. The Example is based on an investment of $1,000	Ending Account Value
invested at the beginning of the period and held for the entire	October 31, 2016	$1,012.50	$1,021.06
period indicated, which for this Fund is from May 1, 2016 to	Expenses Paid During Period*	$4.10	$4.12

October 31, 2016.	* Expenses are equal to the Fund's annualized expense ratio of 0.81%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
The information in the table under the heading “Actual	year period). May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2016	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2016	$1,008.80	$1,017.34
	Expenses Paid During Period*	$7.83	$7.86
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 1.55%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/366 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period). May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class E	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2016	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2016	$1,012.90	$1,021.11
of other funds.	Expenses Paid During Period*	$4.05	$4.06

* Expenses are equal to the Fund's annualized expense ratio of 0.80%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

494 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Shareholder Expense Example, continued — October 31, 2016 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class R6	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,014.00	$1,022.62
Expenses Paid During Period*	$2.53	$2.54

* Expenses are equal to the Fund's annualized expense ratio of 0.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,013.80	$1,022.32
Expenses Paid During Period*	$2.83	$2.85

* Expenses are equal to the Fund's annualized expense ratio of 0.56%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,014.20	$1,022.77
Expenses Paid During Period*	$2.38	$2.39

* Expenses are equal to the Fund's annualized expense ratio of 0.47%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Russell Short Duration Bond Fund 495

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Long-Term Investments - 88.0%			Series 2014-3A Class A
Asset-Backed Securities - 6.9%			1.320% due 01/15/19 (Þ)	320	319
			Federal Home Loan Mortgage Corp.
Ally Auto Receivables Trust			Structured Pass Through Securities
Series 2016-2 Class A2			Series 2000-30 Class A5
1.170% due 10/15/18	1,173	1,173	6.644% due 12/25/30	1,775	1,881
Americredit Automobile Receivables
Trust			Flagship Credit Auto Trust
Series 2016-4 Class A2A			Series 2016-4 Class A1
1.340% due 04/08/20	545	545	1.470% due 03/15/20 (Þ)	1,525	1,525
AmeriCredit Automobile Receivables			Ford Credit Auto Owner Trust
Trust			Series 2015-A Class A3
Series 2014-1 Class A3			1.280% due 09/15/19	1,130	1,132
0.900% due 02/08/19	175	175	GM Financial Automobile Leasing Trust
Series 2015-1 Class A3			Series 2015-1 Class A2
1.260% due 11/08/19	778	778	1.100% due 12/20/17	485	485
Series 2015-2 Class A2A			Series 2015-3 Class A3
0.830% due 09/10/18	347	347	1.690% due 03/20/19	1,950	1,960
Bank of The West Auto Trust			Hertz Fleet Lease Funding, LP
Series 2014-1 Class A3			Series 2013-3 Class C
1.090% due 03/15/19 (Þ)	1,224	1,224	1.616% due 12/10/27 (Ê)(Þ)	2,240	2,242
Series 2015-1 Class A3			Series 2014-1 Class C
1.310% due 10/15/19 (Þ)	3,065	3,068	1.316% due 04/10/28 (Ê)(Þ)	1,475	1,471
Capital Auto Receivables Asset Trust			Honda Auto Receivables Owner Trust
Series 2016-1 Class A2A			Series 2014-4 Class A3
1.500% due 11/20/18	477	478	0.990% due 09/17/18	1,856	1,856
Series 2016-3 Class A2A			Series 2016-3 Class A2
1.360% due 04/20/19	955	955	1.010% due 10/18/18	2,590	2,590
CarFinance Capital Auto Trust			Huntington Auto Trust
Series 2014-1A Class A			Series 2015-1 Class A3
1.460% due 12/17/18 (Þ)	33	33	1.240% due 09/16/19	1,822	1,824
CarMax Auto Owner Trust			Hyundai Auto Receivables Trust
Series 2016-2 Class A3			Series 2016-A Class A2A
1.520% due 02/16/21	855	858	1.210% due 06/17/19	815	816
Series 2016-3 Class A2			JCP&L Transition Funding LLC
1.170% due 08/15/19	1,946	1,947	Series 2002-A Class A4
CCG Receivables Trust			6.160% due 06/05/19	39	40
Series 2014-1 Class A2			John Deere Owner Trust
1.060% due 11/15/21 (Þ)	332	332	Series 2015-B Class A3
Chase Issuance Trust			1.440% due 10/15/19	1,440	1,444
Series 2014-A1 Class A1			MMAF Equipment Finance LLC
1.150% due 01/15/19	2,050	2,051	Series 2016-AA Class A2
Series 2016-A7 Class A7			1.770% due 12/17/18 (Þ)	1,030	1,031
1.060% due 09/16/19	1,905	1,904	MSCC Heloc Trust
CPS Auto Receivables Trust			Series 2007-1 Class A
Series 2014-D Class A			0.539% due 12/25/31 (Ê)	278	277
1.490% due 04/15/19 (Þ)	923	923	Nissan Auto Receivables Owner Trust
Credit-Based Asset Servicing and			Series 2014-A Class A3
Securitization LLC			0.720% due 08/15/18	633	632
Series 2006-SC1 Class A
0.455% due 05/25/36 (Ê)(Þ)	136	135	Prestige Auto Receivables Trust
			Series 2014-1A Class A3
Drive Auto Receivables Trust			1.520% due 04/15/20 (Þ)	1,129	1,130
Series 2016-BA Class A2
1.380% due 08/15/18 (Þ)	1,251	1,252	Series 2016-1A Class A2
			1.780% due 08/15/19 (Þ)	1,161	1,164
Education Loan Asset-Backed Trust			Renaissance Home Equity Loan Trust
Series 2013-1 Class B1
1.525% due 11/25/33 (Ê)(Þ)	2,390	2,119	Series 2005-4 Class A3
			5.565% due 02/25/36	49	49
Equity One Mortgage Pass-Through Trust			Santander Drive Auto Receivables Trust
Series 2003-4 Class M1
5.243% due 10/25/34	199	192	Series 2012-5 Class C
			2.700% due 08/15/18	502	502
Exeter Automobile Receivables Trust			Series 2012-6 Class D

See accompanying notes which are an integral part of the financial statements.

496 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
2.520% due 09/17/18	385	387	Series 2013-13 Class 1A
Series 2014-4 Class B			1.551% due 03/15/18 (Þ)	1,165	1,165
1.820% due 05/15/19	907	908	Anheuser-Busch InBev Finance, Inc.
Series 2015-1 Class A3			1.900% due 02/01/19	2,650	2,671
1.270% due 02/15/19	316	316	2.150% due 02/01/19	1,085	1,101
Series 2016-3 Class A2			Apple, Inc.
1.340% due 11/15/19	1,100	1,100	2.100% due 05/06/19	1,085	1,106
SLM Private Education Loan Trust			Assurant, Inc.
Series 2010-A Class 2A			2.500% due 03/15/18	1,025	1,035
3.774% due 05/16/44 (Ê)(Þ)	1,650	1,715	AT&T, Inc.
SoFi Professional Loan Program LLC			1.400% due 12/01/17	965	965
Series 2014-B Class A2			5.500% due 02/01/18	3,737	3,916
2.550% due 08/27/29 (Þ)	1,069	1,082	Bank of America Corp.
Series 2016-B Class A2A			2.000% due 01/11/18	800	804
1.680% due 03/25/31 (Þ)	1,534	1,536	Bank of New York Mellon Corp. (The)
Series 2016-C Class A2B			Series G
2.360% due 12/25/32 (Þ)	1,150	1,155	2.200% due 05/15/19	575	584
SunTrust Auto Receivables Trust			Barrick NA Finance LLC
Series 2015-1A Class A2			4.400% due 05/30/21	1,520	1,660
0.990% due 06/15/18 (Þ)	482	482	BB&T Corp.
Tidewater Auto Receivables Trust			2.250% due 02/01/19	1,760	1,785
Series 2016-AA Class A2			Berkshire Hathaway Finance Corp.
2.300% due 09/15/19 (Þ)	2,270	2,271	1.450% due 03/07/18	935	940
World Financial Network Credit Card			BMW US Capital LLC
Master Trust			1.500% due 04/11/19 (Þ)	1,570	1,571
Series 2016-C Class A			Capital One Financial Corp.
1.720% due 08/15/23	460	460	2.450% due 04/24/19	1,060	1,078
		56,271	Capital One NA
Corporate Bonds and Notes - 16.9%			Series BKNT
AbbVie, Inc.			1.850% due 09/13/19	1,025	1,024
1.750% due 11/06/17	1,878	1,885	Cardinal Health, Inc.
2.500% due 05/14/20	480	486	1.950% due 06/15/18	525	529
Aetna, Inc.			Caterpillar Financial Services Corp.
1.900% due 06/07/19	1,300	1,310	Series GMTN
AIG Global Funding			1.700% due 06/16/18	1,300	1,307
1.900% due 10/06/21 (Þ)	490	484	Charter Communications Operating LLC
Air Lease Corp.			/ Charter Communications Operating
2.125% due 01/15/18	805	808	Capital
Albemarle Corp.			4.464% due 07/23/22 (Þ)	620	660
Series 5YR			Chevron Corp.
3.000% due 12/01/19	845	870	1.718% due 06/24/18	615	619
Altria Group, Inc.			1.790% due 11/16/18	955	963
4.750% due 05/05/21	794	886	1.561% due 05/16/19	1,070	1,075
Amazon.com, Inc.			1.961% due 03/03/20	440	445
2.600% due 12/05/19	745	770	2.100% due 05/16/21	350	352
American Express Credit Corp.			Cisco Systems, Inc.
2.125% due 03/18/19	240	243	1.850% due 09/20/21	990	988
Series F			Citigroup, Inc.
2.600% due 09/14/20	1,650	1,688	1.850% due 11/24/17	2,570	2,579
			1.800% due 02/05/18	900	901
American Honda Finance Corp.			2.050% due 12/07/18	505	508
1.500% due 03/13/18	725	728
1.600% due 07/13/18	1,700	1,710	ConocoPhillips Co.
1.200% due 07/12/19	1,015	1,008	1.050% due 12/15/17	1,424	1,417
Series GMTN			1.500% due 05/15/18	1,395	1,396
1.700% due 09/09/21	815	806	Crown Castle Towers LLC
American International Group, Inc.			6.113% due 01/15/20 (Þ)	1,410	1,556
5.850% due 01/16/18	825	868	CVS Health Corp.
6.400% due 12/15/20	160	186	2.750% due 12/01/22	660	671
American Tower Trust I			Daimler Finance NA LLC
			1.500% due 07/05/19 (Þ)	735	730

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 497

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
1.750% due 10/30/19 (Þ)	400	400	Kinder Morgan Energy Partners, LP
DCP Midstream Operating, LP			3.500% due 03/01/21	450	463
2.500% due 12/01/17	1,680	1,667	Kraft Heinz Foods Co.
Dell International LLC			2.800% due 07/02/20	1,610	1,656
1.000% due 09/07/23 (Ê)	1,000	1,007	4.875% due 02/15/25 (Þ)	605	665
Diamond 1 Finance Corp. / Diamond 2			Lehman Brothers Holdings Capital Trust
Finance Corp			VII
5.450% due 06/15/23 (Þ)	970	1,039	5.857% due 11/29/49 (ƒ)(Ø)	270	—
Ecolab, Inc.			Lockheed Martin Corp.
4.350% due 12/08/21	560	624	3.350% due 09/15/21	590	626
EnLink Midstream Partners, LP			Marathon Oil Corp.
2.700% due 04/01/19	310	310	2.700% due 06/01/20	495	488
ERAC USA Finance LLC			MassMutual Global Funding II
2.800% due 11/01/18 (Þ)	2,075	2,115	1.550% due 10/11/19 (Þ)	980	980
Exelon Corp.			Medtronic, Inc.
2.850% due 06/15/20	650	669	Series WI
Ford Motor Credit Co. LLC			2.500% due 03/15/20	1,525	1,565
1.724% due 12/06/17	400	400	MetLife, Inc.
2.551% due 10/05/18	925	936	1.756% due 12/15/17	1,130	1,136
2.012% due 05/03/19	1,110	1,110	Metropolitan Life Global Funding I
1.897% due 08/12/19	2,550	2,542	1.950% due 12/03/18 (Þ)	755	763
General Electric Capital Corp.			1.550% due 09/13/19 (Þ)	720	717
1.625% due 04/02/18	995	999	Microsoft Corp.
General Electric Co.			1.300% due 11/03/18	925	929
5.250% due 12/06/17	1,385	1,446	Morgan Stanley
General Mills, Inc.			2.200% due 12/07/18	1,865	1,882
5.650% due 02/15/19	985	1,075	2.800% due 06/16/20	1,075	1,101
General Motors Financial Co., Inc.			Mylan NV
2.400% due 04/10/18	530	533	3.150% due 06/15/21 (Þ)	1,450	1,473
2.400% due 05/09/19	2,035	2,037	New York Life Global Funding
Gilead Sciences, Inc.			1.700% due 09/14/21 (Þ)	1,540	1,525
2.550% due 09/01/20	825	846	NextEra Energy Capital Holdings, Inc.
Goldman Sachs Group, Inc. (The)			1.649% due 09/01/18	720	722
2.625% due 01/31/19	2,545	2,593	Nissan Motor Acceptance Corp.
2.000% due 04/25/19	425	428	1.550% due 09/13/19 (Þ)	820	817
2.750% due 09/15/20	1,055	1,076	Oracle Corp.
Harbor Freight Tools USA, Inc. Term			1.900% due 09/15/21	620	618
Loan B
4.137% due 08/16/23 (Ê)	998	1,004	PACCAR Financial Corp.
			1.200% due 08/12/19	905	900
Harris Corp.
1.999% due 04/27/18	675	678	PepsiCo, Inc.
			5.000% due 06/01/18	570	604
Home Depot, Inc. (The)
2.000% due 04/01/21	620	628	Pfizer, Inc.
			6.200% due 03/15/19	600	664
Huntington National Bank (The)
2.200% due 11/06/18	865	873	Pharmacia LLC
			6.500% due 12/01/18	1,085	1,198
Hyundai Capital America
2.000% due 07/01/19 (Þ)	430	430	PNC Bank NA
			Series BKNT
International Business Machines Corp.			1.850% due 07/20/18	1,360	1,369
1.800% due 05/17/19	530	536
			Pricoa Global Funding I
International Lease Finance Corp.			1.450% due 09/13/19 (Þ)	510	508
3.875% due 04/15/18	800	818
			Protective Life Global Funding
IPALCO Enterprises, Inc.			1.555% due 09/13/19 (Þ)	2,055	2,039
5.000% due 05/01/18	300	314
			PSEG Power LLC
JPMorgan Chase & Co.			2.450% due 11/15/18	1,150	1,167
1.800% due 01/25/18	560	562
1.625% due 05/15/18	700	701	Quebecor World Capital Corp.
			4.875% due 01/02/49 (Ø)(Þ)	205	—
2.350% due 01/28/19	2,190	2,226	6.125% due 11/15/49 (Ø)	70	—
2.295% due 08/15/21	855	855
			QVC, Inc.
Series H			3.125% due 04/01/19	785	802
1.700% due 03/01/18	1,055	1,058
			Reynolds American, Inc.

See accompanying notes which are an integral part of the financial statements.

498 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
6.875% due 05/01/20	695	808	Avago Technologies Cayman Finance,
SBA Tower Trust			Ltd. Term Loan B3
Series 2014-1A			3.535% due 02/01/23 (Ê)	1,101	1,112
2.898% due 10/15/19 (Þ)	1,415	1,439	Bank of Montreal
Solera LLC 1st Lien Term Loan B			1.900% due 08/27/21	565	559
5.750% due 03/04/23 (Ê)	469	474	BP Capital Markets PLC
Southern Co. (The)			1.375% due 05/10/18	505	504
2.150% due 09/01/19	520	526	Braskem Finance, Ltd.
Southern Power Co.			7.000% due 05/07/20 (Þ)	780	858
Series 15A			British Telecommunications PLC
1.500% due 06/01/18	1,075	1,076	5.950% due 01/15/18	545	574
Sprint Spectrum Co. LLC / Sprint			Canadian Imperial Bank of Commerce
Spectrum Co II LLC / Sprint Spectrum			1.550% due 01/23/18	1,499	1,501
Co III LLC			Canadian Oil Sands, Ltd.
Series A-1			4.500% due 04/01/22 (Þ)	500	514
3.360% due 09/20/21 (Þ)	795	797	Danone SA
Starbucks Corp.			1.691% due 10/30/19 (Þ)	1,150	1,151
2.100% due 02/04/21	460	467	Delta 2 Lux Sarl 2nd Lien Term Loan
Thomson Reuters Corp.			7.750% due 07/29/22 (Ê)	250	252
6.500% due 07/15/18	685	740	Delta 2 Lux Sarl Covenant-Lite Term
Time Warner, Inc.			Loan B3
4.750% due 03/29/21	527	580	4.750% due 07/30/21 (Ê)	2,250	2,253
Toyota Motor Credit Corp.			Ensco PLC
1.200% due 04/06/18	1,010	1,009	4.700% due 03/15/21	585	540
1.700% due 02/19/19	950	954	European Investment Bank
Series GMTN			Series DIP
1.338% due 07/13/18 (Ê)	785	788	1.125% due 08/15/19	1,085	1,081
US Bancorp			Evergreen Skills Lux Sarl
2.200% due 04/25/19	965	984	5.750% due 04/28/21 (Ê)	735	654
			Expro Financial Services SARL Term
Verizon Communications, Inc.			Loan B
6.100% due 04/15/18	810	862	5.750% due 09/02/21 (Ê)	784	680
2.606% due 09/14/18 (Ê)	100	103	FMG Resources Pty, Ltd. Covenant-Lite
3.650% due 09/14/18	1,715	1,779	1st Lien Term Loan B
1.375% due 08/15/19	1,025	1,016	3.750% due 06/30/19	405	404
4.500% due 09/15/20	1,455	1,582	HSBC Holdings PLC
Walgreens Boots Alliance, Inc.			2.950% due 05/25/21	505	513
1.750% due 05/30/18	895	899	ING Bank NV
Wal-Mart Stores, Inc.			1.650% due 08/15/19 (Þ)	1,730	1,724
1.950% due 12/15/18	920	936	Mondelez International Holdings
Wells Fargo & Co.			Netherlands BV
2.125% due 04/22/19	2,000	2,022	1.625% due 10/28/19 (Þ)	1,440	1,435
Series GMTN			Mood Media Corp. Term Loan
1.500% due 01/16/18	1,120	1,120	7.000% due 05/01/19 (Ê)	975	924
Williams Partners, LP			Noble Holding International, Ltd.
4.125% due 11/15/20	502	524	5.250% due 03/16/18	595	592
ZFS Finance USA Trust			Perrigo Co. PLC
6.500% due 05/09/37 (Þ)	325	327	2.300% due 11/08/18	745	749
		136,561	Perrigo Finance Unlimited Co.
			3.500% due 03/15/21	1,465	1,514
International Debt - 5.3%			Playa Resorts Holding BV 1st Lien Term
1011778 BC Unlimited Liability Co. 1st
Lien Term Loan B2			Loan B
3.750% due 12/12/21 (Ê)	1,311	1,317	4.000% due 08/09/19 (Ê)	248	247
AP NMT Acquisition BV 1st Lien Term			Royal Bank of Canada
Loan			Series GMTN
6.750% due 08/13/21 (Ê)	490	447	1.800% due 07/30/18	1,310	1,317
AstraZeneca PLC			Royal Bank of Scotland Group PLC
2.375% due 11/16/20	920	936	4.700% due 07/03/18	1,025	1,049
Australia & New Zealand Banking			Shell International Finance BV
Group, Ltd.			1.625% due 11/10/18	1,880	1,884
Series GMTN			1.875% due 05/10/21	315	313
1.500% due 01/16/18	1,085	1,086

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 499

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Shire Acquisitions Investments Ireland			Arctic Glacier USA, Inc. 1st Lien Term
DAC			Loan
1.900% due 09/23/19	1,175	1,173	6.000% due 05/13/19 (Ê)	492	485
Sky PLC			AssuredPartners, Inc. 1st Lien Term
6.100% due 02/15/18 (Þ)	865	909	Loan
SMART ABS Series Trust			5.750% due 10/21/22 (Ê)	292	293
Series 2015-3US Class A3A			Asurion LLC Term Loan B4
1.660% due 08/14/19	865	865	5.000% due 08/04/22 (Ê)	488	490
Stena International SA Covenant-Lite			Asurion LLC Term Loan B5
Term Loan B			4.750% due 10/27/23	500	498
4.240% due 03/03/21 (Ê)	975	827	Avantor Performance Materials Holdings,
Teva Pharmaceutical Finance			Inc. 1st Lien Term Loan
Netherlands III BV			6.000% due 06/21/22 (Ê)	100	100
1.700% due 07/19/19	755	749	Avaya, Inc. Term Loan B7
2.200% due 07/21/21	920	909	6.250% due 05/29/20 (Ê)	982	804
Toronto-Dominion Bank (The)			B&G Foods, Inc. Term Loan B
1.400% due 04/30/18	970	970	3.839% due 10/05/22 (Ê)	853	861
2.125% due 04/07/21	830	836	BioScrip, Inc. 1st Lien Term Loan B
Series GMTN			6.500% due 07/31/20 (Ê)	45	44
1.750% due 07/23/18	845	849	BioScrip, Inc. Term Loan B
Total Capital Canada, Ltd.			6.500% due 07/31/20 (Ê)	75	73
1.450% due 01/15/18	975	977	BMC Software Finance, Inc. 1st Lien
Trade MAPS 1, Ltd.			Term Loan B
			5.000% due 09/10/20 (Ê)	989	974
Series 2013-1A Class A			BWAY Holding Co. 1st Lien Term Loan
1.229% due 12/10/18 (Ê)(Þ)	2,190	2,188
Travelport Finance Luxembourg Sarl			B
			5.500% due 08/14/20 (Ê)	1,413	1,422
Term Loan B			Caesars Entertainment Corp. 1st Lien
5.000% due 09/02/21 (Ê)	961	967	Term Loan B
UBS AG			7.000% due 10/11/20 (Ê)	1,244	1,250
Series BKNT			Cast & Crew Payroll LLC Term Loan B
5.875% due 12/20/17	820	860	5.000% due 08/03/22 (Ê)	499	496
Veresen Midstream, LP Term Loan B1			CBS Radio, Inc. Term Loan B
5.250% due 03/31/22 (Ê)	374	372	4.500% due 10/06/23	292	293
Virgin Media Investment Holdings, Ltd.			Cengage Learning Acquisitions, Inc.
Term Loan F			Term Loan B
3.500% due 06/30/23 (Ê)	505	507	5.250% due 06/07/23 (Ê)	577	563
		42,642	Charter Communications Operating LLC
Loan Agreements - 12.4%			Term Loan H
Abacus Innovations Corp. Term Loan B			3.250% due 08/24/21 (Ê)	2,220	2,228
3.284% due 08/16/23 (Ê)	1,250	1,258	Checkout Holding Corp. Covenant-Lite
ABG Intermediate Holdings 2, LLC 1st			1st Lien Term Loan B
Lien Term Loan			4.500% due 04/09/21 (Ê)	978	879
5.500% due 05/27/21 (Ê)	461	460	Chrysler Group LLC 1st Lien Term
ABG Intermediate Holdings 2, LLC 2nd			Loan B
Lien Term Loan			3.250% due 12/31/18 (Ê)	1,403	1,404
9.500% due 05/27/22 (Ê)	500	487	CHS/Community Health Systems, Inc.
Active Network, Inc. (The) 1st Lien Term			1st Lien Term Loan G
Loan			3.750% due 12/31/19 (Ê)	602	569
5.500% due 11/15/20 (Ê)	975	968	Cincinnati Bell, Inc. 1st Lien Term
			Loan B
Albertsons LLC Term Loan B4			4.000% due 09/10/20 (Ê)	236	237
4.500% due 08/22/21 (Ê)	1,490	1,500
Alvogen Pharmaceutical US, Inc. Term			Cinemark USA, Inc. Term Loan B
Loan			3.290% due 05/08/22 (Ê)	1,000	1,011
6.000% due 04/02/22 (Ê)	824	824	Cision, Inc. Term Loan B
American Airlines, Inc. Term Loan			7.000% due 05/12/23	998	962
3.250% due 05/21/20 (Ê)	1,471	1,472	Commercial Barge Line Co. Term Loan
Ancestry.com, Inc. 1st Lien Term Loan			9.750% due 11/12/20 (Ê)	868	839
5.250% due 10/13/23	818	819	Community Health Systems, Inc. Term
			Loan H
AP Gaming I LLC 1st Lien Term Loan B			4.000% due 01/27/21 (Ê)	1,108	1,045
9.250% due 12/20/20 (Ê)	492	479
Arbor Pharmaceuticals, Inc. Term Loan			Compuware Corp. 1st Lien Term Loan B1
B			6.250% due 12/15/19 (Ê)	912	914
6.000% due 06/28/23	1,000	1,008

See accompanying notes which are an integral part of the financial statements.

500 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
ConvergeOne Holdings Corp. Covenant-			4.000% due 03/05/21 (Ê)	492	375
Lite 1st Lien Term Loan			Jaguar Holding Company II Term Loan B
6.375% due 06/17/20 (Ê)	978	970	4.250% due 08/18/22 (Ê)	1,120	1,118
CPI Acquisition, Inc. Term Loan B			Kraton Polymers LLC Term Loan B
5.500% due 08/17/22 (Ê)	718	705	6.000% due 01/06/22 (Ê)	197	198
Creative Artists Agency LLC Term Loan
B			Lannett Co., Inc. Term Loan A
5.000% due 12/17/21 (Ê)	984	990	5.750% due 11/25/20 (Ê)	577	562
			Las Vegas Sands LLC 1st Lien Term
CSC Holdings LLC Term Loan			Loan B
3.876% due 10/31/24 (Ê)	888	891	3.250% due 12/19/20 (Ê)	1,237	1,244
CSRA, Inc. Term Loan B			Level 3 Financing, Inc. Term Loan B2
3.750% due 10/29/22 (Ê)	928	932	3.500% due 05/31/22 (Ê)	750	753
CWGS Group LLC Term Loan			LTS Buyer LLC Term Loan
5.750% due 02/20/20 (Ê)	1,038	1,037	4.088% due 04/13/20 (Ê)	987	988
Eastman Kodak Co. Term Loan			M/A-COM Technology Solutions
7.250% due 09/03/19 (Ê)	964	962	Holdings, Inc. Term Loan
Emerald US, Inc. Term Loan B1			4.628% due 05/08/21 (Ê)	499	502
5.000% due 05/09/21	1,000	905	MacDermid, Inc. Term Loan
EnergySolutions LLC 1st Lien Term			5.000% due 10/06/23	712	717
Loan B			Match Group, Inc. Term Loan V1
6.750% due 05/29/20 (Ê)	795	795	5.500% due 10/27/22 (Ê)	396	398
First Data Corp. 1st Lien Term Loan B			MCC Iowa LLC Term Loan H
4.274% due 07/10/22 (Ê)	1,375	1,384	3.250% due 01/29/21 (Ê)	985	993
FPC Holdings, Inc. 1st Lien Term Loan			Media General, Inc. 1st Lien Term Loan
5.250% due 11/27/19 (Ê)	492	443	B
FullBeauty Brands Holdings Corp. 1st			4.000% due 07/31/20 (Ê)	859	859
Lien Term Loan			Mergermarket USA, Inc. 1st Lien Term
5.750% due 10/14/22 (Ê)	746	708	Loan
GCI Holdings, Inc. Term B Loan			4.500% due 02/04/21 (Ê)	872	856
4.000% due 02/02/22 (Ê)	985	981	MGM Growth Properties Operating
GENEX Holdings, Inc. 2nd Lien Term			Partnership, LP Term Loan B
Loan			4.000% due 04/25/23 (Ê)	995	997
8.750% due 05/30/22 (Ê)	250	238	Minerals Technologies, Inc. Term Loan B
GENEX Services, Inc. 1st Lien Term			3.750% due 05/09/21 (Ê)	549	554
Loan B			MRI Software LLC Term Loan
5.250% due 05/30/21 (Ê)	980	969	5.250% due 06/18/21	494	491
Getty Images, Inc. 1st Lien Term Loan B			MSC.Software Corp. 1st Lien Term Loan
4.750% due 10/18/19 (Ê)	980	830	5.000% due 05/29/20 (Ê)	978	974
Global Healthcare Exchange LLC Term
Loan B			MultiPlan, Inc. Term Loan B
5.250% due 08/13/22 (Ê)	990	995	5.000% due 05/25/23 (Ê)	718	725
Go Daddy Operating Co. LLC Term Loan			Navistar, Inc. 1st Lien Term Loan B
4.250% due 05/13/21 (Ê)	978	983	6.500% due 08/07/20 (Ê)	496	499
Harland Clarke Holdings Corp. 1st Lien			NBTY, Inc. Term Loan B
Term Loan B4			5.000% due 05/05/23 (Ê)	499	500
6.993% due 08/04/19 (Ê)	1,406	1,394	New Millennium Holdco, Inc. Term Loan
Hawaiian Telcom Communications, Inc.			7.500% due 12/21/20 (Ê)	490	308
Term Loan B			Numericable US LLC Term Loan B7
5.250% due 06/06/19 (Ê)	1,228	1,234	5.137% due 01/31/24 (Ê)	746	752
HCA Inc. Term Loan B7			PET Acquisition Merger Sub LLC Term
3.588% due 03/01/24	500	504	Loan
Hilton Worldwide Finance LLC Term			5.750% due 01/26/23 (Ê)	390	393
Loan B2			PetSmart, Inc. Term Loan B
3.034% due 10/25/23 (Ê)	1,228	1,233	4.000% due 03/10/22	988	989
Indigo Merger Sub I, Inc. 1st Lien Term			PGX Holdings, Inc. Covenant-Lite 1st
Loan			Lien Term Loan
4.750% due 07/08/21 (Ê)	978	980	5.750% due 08/21/20 (Ê)	456	456
Informatica Corp. Term Loan			Pinnacle Entertainment, Inc. Term Loan
4.500% due 06/03/22 (Ê)	990	971	B
Intrawest Operations Group LLC Term			3.750% due 04/28/23	218	219
Loan			Pinnacle Foods Finance LLC Term Loan
4.500% due 12/09/20 (Ê)	692	698	H
J Crew Group, Inc. Term Loan B			3.250% due 04/29/20 (Ê)	1,237	1,243

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 501

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Power Buyer LLC 2nd Lien Term Loan			3.500% due 11/09/22 (Ê)	1,244	1,253
8.250% due 11/06/20 (Ê)	500	498	TMS International Corp. Term Loan
Pre-Paid Legal Services, Inc. 2nd Lien			4.500% due 10/16/20 (Ê)	500	492
Term Loan			Tribune Media Co. 1st Lien Term Loan B
10.250% due 07/01/20 (Ê)	500	495	3.750% due 12/27/20 (Ê)	831	835
Prime Security Services Borrower LLC
Term Loan B1			TruGreen, LP 1st Lien Term Loan B
4.750% due 04/21/22 (Ê)	125	126	6.500% due 04/13/23 (Ê)	748	754
Prolampac Intermediate, Inc. 1st Lien			United Airlines, Inc. Term Loan B1
Term Loan			3.500% due 09/15/21 (Ê)	385	386
5.750% due 06/30/22 (Ê)	990	990	UPC Financing Partnership 1st Lien
Quincy Newspapers, Inc. Term Loan B			Term Loan AN
7.000% due 11/02/22 (Ê)	978	982	4.080% due 08/31/24 (Ê)	1,000	1,005
			Valeant Pharmaceuticals International,
Realogy Group LLC Term Loan B			Inc. 1st Lien Term Loan BF1
3.750% due 07/14/22 (Ê)	499	503	5.500% due 04/02/22 (Ê)	573	571
Renaissance Learning, Inc. 1st Lien
Term Loan			Varsity Brands, Inc. 1st Lien Term Loan
4.500% due 04/09/21 (Ê)	975	972	5.000% due 12/11/21	123	123
			Verdesian Life Sciences LLC 1st Lien
RentPath, Inc. 1st Lien Term Loan B			Term Loan B
6.250% due 12/17/21 (Ê)	1,965	1,865	6.000% due 07/01/20 (Ê)	910	801
RHP Hotel Properties LP Term Loan B			William Morris Endeavor Entertainment
3.590% due 01/15/21 (Ê)	978	982	LLC 1St Lien Term Loan B
Rovi Solutions Corp. 1st Lien Term			5.250% due 05/06/21 (Ê)	978	982
Loan B			WMG Acquisition Corp. Term Loan B
3.750% due 07/02/21 (Ê)	978	979	3.750% due 07/01/20 (Ê)	751	749
RPI Finance Trust Term Loan B5			World Endurance Holdings 1St Lien
3.495% due 10/04/22	807	814	Term Loan
Scientific Games International, Inc. Term			5.250% due 06/26/21 (Ê)	982	973
Loan B1			Yonkers Racing Corp. 1st Lien Term
6.000% due 10/18/20 (Ê)	1,712	1,721	Loan
Scientific Games International, Inc. Term			4.250% due 08/16/19	890	888
Loan B2			Zebra Technologies Corp. 1st Lien Term
6.000% due 10/01/21 (Ê)	688	690	Loan B
SCS Holdings, Inc. 1st Lien Term Loan			4.089% due 10/27/21 (Ê)	878	886
6.000% due 10/30/22 (Ê)	989	992			100,292
SeaWorld Parks & Entertainment, Inc.			Mortgage-Backed Securities - 19.9%
Term Loan B3			Banc of America Commercial Mortgage
4.088% due 05/14/20 (Ê)	1,246	1,249	Trust
Signode Industrial Group US, Inc.
Covenant-Lite 1st Lien Term Loan B			Series 2007-2 Class AM
3.750% due 05/01/21 (Ê)	563	562	5.801% due 04/10/49	1,010	1,021
SIRVA Worldwide, Inc. 1st Lien Term			Series 2007-4 Class AM
Loan			6.005% due 02/10/51	178	183
7.500% due 03/27/19 (Ê)	477	473	Banc of America Funding Trust
SolarWinds Holdings, Inc. Term Loan			Series 2006-A Class 1A1
5.500% due 02/05/23 (Ê)	1,087	1,092	2.816% due 02/20/36 (Ê)	338	334
SourceHOV LLC 1st Lien Term Loan B			Series 2006-F Class 1A2
7.750% due 10/31/19 (Ê)	466	403	3.098% due 07/20/36 (Ê)	24	19
Steak n Shake Operations, Inc. Term			Banc of America Merrill Lynch
Loan			Commercial Mortgage, Inc.
4.750% due 03/19/21 (Ê)	976	966	Series 2003-2 Class H
Sterigenics-Nordion Holdings LLC 1st			5.765% due 03/11/41 (Þ)	1,758	1,859
Lien Term Loan B			Series 2005-3 Class AM
4.250% due 05/15/22 (Ê)	500	498	4.727% due 07/10/43	256	256
Sungard Availability Services Capital,
Inc. Covenant-Lite 1st Lien Term			Series 2007-2 Class A4
Loan B			5.791% due 04/10/49	311	312
6.000% due 03/31/19 (Ê)	467	441	Banc of America Re-REMIC Trust
TCH-2 Holdings LLC 1st Lien Term			Series 2010-UB5 Class A4A
Loan			5.649% due 02/17/51 (Þ)	1,400	1,409
5.500% due 05/12/21 (Ê)	983	983	BCAP LLC Trust
TerraForm AP Acquisition Holdings LLC			Series 2009-RR5 Class 6A1
1st Lien Term Loan B			2.895% due 02/26/37 (Ê)(Þ)	558	555
8.500% due 06/26/22 (Ê)	923	914	Series 2011-R11 Class 15A1
T-Mobile USA, Inc. Term Loan B

See accompanying notes which are an integral part of the financial statements.

502 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
3.037% due 10/26/33 (Ê)(Þ)	759	765	Deutsche Mortgage Securities, Inc. Re-
Series 2011-R11 Class 20A5			REMIC Trust
3.069% due 03/26/35 (Ê)(Þ)	326	326	Series 2007-WM1 Class A1
Bear Stearns ARM Trust			4.078% due 06/27/37 (Ê)(Þ)	696	686
Series 2004-5 Class 2A			Fannie Mae
3.489% due 07/25/34 (Ê)	404	402	3.530% due 2018	2,829	2,876
Bear Stearns Commercial Mortgage			3.739% due 2018	1,399	1,432
Securities Trust			3.860% due 2018	1,159	1,185
Series 2004-PWR5 Class L			5.000% due 2018	2,104	2,158
4.693% due 07/11/42 (Þ)	416	404	4.500% due 2019	22	23
Series 2007-PW18 Class A1A			4.506% due 2019	2,280	2,351
5.602% due 06/11/50	275	284	5.700% due 2019	877	955
Capmark Mortgage Securities, Inc.			4.399% due 2020	890	965
Series 1997-C2 Class G			4.500% due 2020	577	598
6.750% due 04/15/29	594	617	4.500% due 2021	30	31
CCRESG Commercial Mortgage Trust			2.400% due 2022	879	905
Series 2016-HEAT Class C			7.000% due 2022	26	27
4.919% due 04/10/29 (Þ)	775	796	2.000% due 2023	2,297	2,319
Citigroup Commercial Mortgage Trust			2.500% due 2024	5,775	5,948
Series 2014-GC19 Class A1			4.500% due 2025	419	453
1.199% due 03/10/47	275	275	3.500% due 2030	1,590	1,680
			5.000% due 2031	1,948	2,163
Citigroup Mortgage Loan Trust			2.229% due 2033(Ê)	26	28
Series 2010-8 Class 6A6
4.500% due 12/25/36 (Þ)	574	575	Fannie Mae Grantor Trust
Commercial Mortgage Loan Trust			Series 2001-T4 Class A1
			7.500% due 07/25/41	503	602
Series 2008-LS1 Class A4B
6.296% due 12/10/49	930	954	Series 2004-T2 Class 1A3
			7.000% due 11/25/43	474	544
Commercial Mortgage Trust
Series 2005-GG3 Class E			Fannie Mae REMIC Trust
5.087% due 08/10/42	732	731	Series 2004-W12 Class 1A1
			6.000% due 07/25/44	2,055	2,374
Series 2007-GG9 Class A4
5.444% due 03/10/39	215	216	Series 2005-W1 Class 1A2
			6.500% due 10/25/44	82	97
Series 2012-9W57 Class A
2.365% due 02/10/29 (Þ)	765	765	Fannie Mae REMICS
Series 2013-LC13 Class A1			Series 2004-70 Class EB
1.309% due 08/10/46	292	292	5.000% due 10/25/24	69	74
Series 2014-CR15 Class A1			Series 2007-73 Class A1
1.218% due 02/10/47	350	350	0.584% due 07/25/37 (Å)(Ê)	54	53
Series 2014-CR16 Class A1			Series 2009-96 Class DB
1.445% due 04/10/47	312	312	4.000% due 11/25/29	128	136
Credit Suisse Commercial Mortgage			Series 2011-21 Class VJ
Trust			5.000% due 03/25/22	1,026	1,032
Series 2006-C1 Class G			Series 2011-88 Class AB
5.862% due 02/15/39 (Þ)	425	423	2.500% due 09/25/26	422	426
Series 2007-C1 Class A3			Series 2011-141 Class EA
5.383% due 02/15/40	29	29	1.750% due 07/25/21	540	543
Series 2007-C2 Class A3			Series 2013-21 Class BA
5.542% due 01/15/49	4	4	1.000% due 03/25/23	2,222	2,210
Credit Suisse First Boston Mortgage			Series 2013-136 Class KA
Securities Corp.			2.000% due 05/25/25	969	974
Series 1998-C1 Class F			Fannie Mae Whole Loan
6.000% due 05/17/40 (Þ)	171	175	Series 2004-W9 Class 2A1
Series 2004-C4 Class E			6.500% due 02/25/44	22	25
5.135% due 10/15/39 (Þ)	1,580	1,672	Fannie Mae-Aces
Series 2005-C3 Class AJ			Series 2012-M2 Class A1
4.771% due 07/15/37	5	5	1.824% due 02/25/22	260	262
CSMC Series			Series 2012-M8 Class ASQ2
Series 2010-RR4 Class 1BA			1.520% due 12/25/19	1,998	2,003
5.383% due 02/15/40 (Þ)	2,092	2,090	Series 2012-M9 Class ASQ2
			1.513% due 12/25/17	3,735	3,744

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 503

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2013-M5 Class ASQ4			Freddie Mac Multifamily Structured Pass
1.919% due 01/25/22	1,235	1,250	Through Certificates
Series 2013-M7 Class ASQ2			Series 2011-K702 Class X1
1.233% due 03/26/18	250	250	Interest Only STRIP
Series 2013-M9 Class ASQ2			1.617% due 02/25/18	26,977	402
1.825% due 06/25/18	537	540	Series 2015-KF12 Class A
Series 2014-M1 Class A1			1.224% due 09/25/22 (Ê)	2,456	2,459
2.325% due 07/25/23	315	321	Series 2016-KF15 Class A
Series 2015-M1 Class ASQ2			1.070% due 02/25/23 (Ê)	2,489	2,492
1.626% due 02/25/18	2,763	2,771	Freddie Mac REMICS
Series 2015-M7 Class ASQ1			Series 2003-2559 Class PB
0.882% due 04/25/18	715	713	5.500% due 08/15/30	—	—
Series 2015-M7 Class ASQ2			Series 2003-2632 Class AB
1.550% due 04/25/18	835	837	4.500% due 06/15/18	350	358
Series 2015-M13 Class ASQ1			Series 2003-2657 Class WT
0.856% due 09/25/19	293	293	4.500% due 08/15/18	88	90
Series 2015-M15 Class ASQ1			Series 2005-2922 Class JN
0.849% due 01/25/19	1,134	1,132	4.500% due 02/15/20	563	576
Series 2016-M1 Class ASQ1			Series 2010-3704 Class DC
1.374% due 07/25/19	531	532	4.000% due 11/15/36	267	282
Series 2016-M3 Class ASQ1			Series 2011-3803 Class PG
1.468% due 03/25/21	1,642	1,639	4.000% due 01/15/41	523	549
Series 2016-M6 Class ASQ2			Series 2011-3816 Class D
1.785% due 06/25/19	4,050	4,075	3.500% due 08/15/28	559	572
Series 2016-M7 Class AV1			Series 2012-4060 Class QA
1.557% due 10/25/23	1,172	1,170	1.500% due 09/15/26	2,456	2,436
FDIC Trust			Series 2014-4315 Class CA
Series 2010-R1 Class A			2.000% due 01/15/23	1,584	1,600
2.184% due 05/25/50 (Þ)	1,358	1,359	Series 2014-4350 Class CA
Series 2011-R1 Class A			2.000% due 10/15/19	492	496
2.672% due 07/25/26 (Þ)	539	548	Series 2014-4351 Class GA
Federal Home Loan Mortgage Corp.			2.000% due 11/15/19	1,065	1,070
Multifamily Structured Pass Through			Series 2014-4383 Class JC
Certificates			2.000% due 05/15/23	909	915
Series 2010-K007 Class A1			Series 2014-4399 Class A
3.342% due 12/25/19	1,277	1,287	2.500% due 07/15/24	3,278	3,308
Series 2010-K009 Class A1			FREMF Mortgage Trust
2.757% due 05/25/20	767	776	Series 2012-K707 Class B
Series 2012-K019 Class A1			4.019% due 01/25/47 (Þ)	890	923
1.459% due 09/25/21	2,262	2,259	Ginnie Mae
Series 2012-K706 Class A1			Series 2010-14 Class A
1.691% due 06/25/18	289	289	4.500% due 06/16/39	147	157
Series 2012-K706 Class X1			Series 2010-H12 Class PT
Interest Only STRIP			5.470% due 11/20/59	401	409
1.689% due 10/25/18	10,552	270	Series 2010-H22 Class JI
Series 2016-K504 Class A1			Interest Only STRIP
1.680% due 10/25/19	755	760	2.507% due 11/20/60	3,326	210
Series 2016-KP03 Class A2			Series 2012-H11 Class CI
1.780% due 07/25/19	7,090	7,138	Interest Only STRIP
Federal Home Loan Mortgage Corp.			2.908% due 04/20/62	4,952	285
Structured Pass Through Securities			Series 2013-H03 Class HI
Series 2003-58 Class 2A
6.500% due 09/25/43	29	34	Interest Only STRIP
			2.631% due 12/20/62	4,997	411
Freddie Mac
6.000% due 2018	3	3	Series 2014-137 Class JD
5.500% due 2019	248	259	5.459% due 09/20/44	901	1,018
5.500% due 2022	183	195	Ginnie Mae II
4.500% due 2026	3,016	3,232	2.000% due 2040(Ê)	644	668
5.500% due 2029	103	117	2.500% due 2040(Ê)	2,144	2,216
3.500% due 2030	1,308	1,391	3.500% due 2040(Ê)	45	47
			5.390% due 2059	1,151	1,180

See accompanying notes which are an integral part of the financial statements.

504 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
5.508% due 2059	829	843	2.991% due 05/25/34 (Ê)	87	87
4.816% due 2062	1,352	1,423	Series 2005-A4 Class 1A1
4.856% due 2062	1,840	1,921	2.920% due 07/25/35 (Ê)	34	33
GS Mortgage Securities Trust			Series 2006-A6 Class 1A2
Series 2013-GC12 Class A1			3.069% due 10/25/36 (Ê)	19	17
0.742% due 06/10/46	176	175	LB Commercial Mortgage Trust
Series 2014-GC18 Class A1			Series 2007-C3 Class AM
1.298% due 01/10/47	20	20	6.114% due 07/15/44	887	904
GSMPS Mortgage Loan Trust			LB-UBS Commercial Mortgage Trust
Series 1998-1 Class A			Series 2004-C1 Class A4
8.000% due 09/19/27 (Þ)	29	29	4.568% due 01/15/31	346	346
Series 1998-2 Class A			Series 2004-C7 Class K
7.587% due 05/19/27 (Þ)	119	123	5.161% due 10/15/36 (Þ)	1,357	1,371
Series 1998-3 Class A			Series 2005-C3 Class D
7.750% due 09/19/27 (Þ)	5	5	4.954% due 07/15/40	447	467
Series 1999-3 Class A			Series 2005-C7 Class F
8.000% due 08/19/29 (Þ)	13	12	5.350% due 11/15/40	510	512
Series 2005-RP1 Class 1A4			Mastr Adjustable Rate Mortgages Trust
8.500% due 01/25/35 (Þ)	130	148	Series 2005-1 Class B1
Series 2006-RP1 Class 1A2			2.855% due 03/25/35 (Ê)	158	50
7.500% due 01/25/36 (Þ)	312	333	MASTR Reperforming Loan Trust
Series 2006-RP1 Class 1A3			Series 2005-1 Class 1A3
8.000% due 01/25/36 (Þ)	73	79	7.000% due 08/25/34 (Þ)	372	375
Hilton USA Trust			Series 2005-2 Class 1A4
Series 2013-HLT Class CFX			8.000% due 05/25/35 (Þ)	274	288
3.714% due 11/05/30 (Þ)	1,520	1,521	Merrill Lynch Mortgage Investors Trust
JPMorgan Chase Commercial Mortgage			Series 1998-C1 Class B
Securities Trust			6.750% due 11/15/26	826	837
Series 2004-LN2 Class A2			Series 1998-C3 Class IO
5.115% due 07/15/41	45	45
			Interest Only STRIP
Series 2004-LN2 Class B			0.898% due 12/15/30	766	5
5.466% due 07/15/41	150	149
			Series 2005-A10 Class A
Series 2005-CB12 Class AJ			0.735% due 02/25/36 (Ê)	28	26
4.987% due 09/12/37	534	537
			Merrill Lynch Mortgage Trust
Series 2005-LDP2 Class C
4.911% due 07/15/42	216	216	Series 2005-CKI1 Class D
			5.525% due 11/12/37	574	560
Series 2006-LDP9 Class A1A
5.257% due 05/15/47	297	296	Series 2007-C1 Class A4
			5.838% due 06/12/50	957	971
Series 2007-CB20 Class AM			Morgan Stanley Bank of America Merrill
6.088% due 02/12/51	160	165	Lynch Trust
Series 2007-LD11 Class A4			Series 2015-C26 Class A1
5.927% due 06/15/49	524	529	1.591% due 10/15/48	937	933
Series 2007-LDPX Class A1A			Morgan Stanley Capital I Trust
5.439% due 01/15/49	1,079	1,087	Series 2006-HQ8 Class AJ
Series 2007-LDPX Class AM			5.495% due 03/12/44	212	213
5.464% due 01/15/49	995	976	Series 2006-IQ12 Class AM
Series 2014-CBM Class A			5.370% due 12/15/43	930	929
1.067% due 10/15/29 (Ê)(Þ)	2,580	2,555	Series 2006-T21 Class B
Series 2015-CSMO Class A			5.312% due 10/12/52 (Þ)	796	794
1.774% due 01/15/32 (Ê)(Þ)	465	465	Morgan Stanley Re-REMIC Trust
Series 2015-FL7 Class A			Series 2010-GG10 Class A4A
1.774% due 05/15/28 (Ê)(Þ)	262	260	5.988% due 08/15/45 (Þ)	3,641	3,660
Series 2016-C1 Class A1			NCUA Guaranteed Notes Trust
1.695% due 03/15/49	1,317	1,323	Series 2010-R3 Class 3A
JPMorgan Commercial Mortgage Finance			2.400% due 12/08/20	302	303
Corp.
Series 2000-C10 Class F			ORES LLC
8.559% due 08/15/32	494	516	Series 2014-LV3 Class A
			3.000% due 03/27/24 (Þ)	9	9
JPMorgan Mortgage Trust
Series 2004-A2 Class 1A1			RBSCF Trust

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 505

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2010-RR3 Class MSCA			United States Government Agencies - 0.9%
6.103% due 06/16/49 (Þ)	211	212	Fannie Mae
Series 2010-RR4 Class CMLA			1.125% due 07/20/18	4,684	4,703
6.296% due 12/16/49 (Þ)	292	297	Federal Home Loan Banks
Series 2010-RR4 Class WBCA			1.750% due 12/14/18	2,415	2,454
5.509% due 04/16/47 (Þ)	1,752	1,748	0.875% due 08/05/19	25	25
RBSSP Resecuritization Trust					7,182
Series 2010-3 Class 9A1			United States Government Treasuries - 25.7%
5.500% due 02/26/35 (Þ)	256	257	United States Treasury Notes
Series 2010-12 Class 7A3			0.875% due 11/15/17	5,265	5,272
4.000% due 12/27/35 (Þ)	801	804	2.250% due 11/30/17	3,658	3,716
Reperforming Loan REMIC Trust			0.750% due 01/31/18	3	3
Series 2005-R2 Class 2A4			1.014% due 02/15/18	488	489
8.500% due 06/25/35 (Þ)	51	53	3.500% due 02/15/18	4,653	4,814
Rialto Capital Management LLC			0.750% due 02/28/18	4,919	4,918
Series 2014-LT5 Class A			2.750% due 02/28/18	4,900	5,026
2.850% due 05/15/24 (Þ)	76	76	0.750% due 03/31/18	1,300	1,299
Structured Asset Securities Corp.			0.625% due 04/30/18	8,009	7,988
Mortgage Pass Through Certificates			1.000% due 05/31/18	7,485	7,506
Series 2003-34A Class 6A			0.750% due 08/31/18	8,485	8,470
2.595% due 11/25/33 (Ê)	166	163	1.500% due 08/31/18	8,938	9,041
Wachovia Bank Commercial Mortgage			0.750% due 09/30/18	555	554
Trust			1.375% due 09/30/18	8,653	8,733
Series 2004-C12 Class F			0.875% due 10/15/18 (§)	22,240	22,238
5.611% due 07/15/41 (Þ)	121	121	3.750% due 11/15/18	7,220	7,635
Series 2006-C26 Class AM			1.250% due 11/30/18	11,085	11,164
6.285% due 06/15/45	1,000	1,002	1.125% due 01/15/19	6,210	6,237
Series 2006-C27 Class AM			1.250% due 01/31/19	7,600	7,655
5.795% due 07/15/45	80	80	0.750% due 02/15/19	2,628	2,618
Series 2007-C31 Class A4			2.750% due 02/15/19	6,689	6,966
5.509% due 04/15/47	1,084	1,091	1.500% due 02/28/19	10,505	10,642
Series 2007-C31 Class A5FL			0.875% due 04/15/19	2,570	2,566
0.640% due 04/15/47 (Ê)(Þ)	1,020	1,012	1.625% due 04/30/19	4,270	4,341
Series 2007-C31 Class AM			0.875% due 05/15/19	5,547	5,537
5.591% due 04/15/47	1,090	1,102	0.875% due 06/15/19	5,790	5,777
Series 2007-C32 Class A2			1.000% due 06/30/19	760	761
5.711% due 06/15/49	34	34	1.625% due 06/30/19	3,980	4,048
Series 2007-C33 Class A4			0.750% due 08/15/19	8,240	8,188
6.158% due 02/15/51	381	385	0.875% due 09/15/19	3,650	3,637
Washington Mutual Mortgage Pass-			1.000% due 10/15/19	13,030	13,031
Through Certificates Trust			1.125% due 09/30/21	5,620	5,567
Series 2003-AR7 Class A7			1.125% due 10/31/21	11,250	11,149
2.676% due 08/25/33 (Ê)	60	60	1.375% due 09/30/23	615	605
Wells Fargo Commercial Mortgage Trust			1.500% due 08/15/26	310	301
Series 2015-C31 Class A1					208,492
1.679% due 11/15/48	1,002	1,005
Wells Fargo Mortgage Backed Securities			Total Long-Term Investments
Trust			(cost $714,511)		712,690
Series 2005-AR2 Class 2A1
2.615% due 03/25/35 (Ê)	114	114
WF-RBS Commercial Mortgage Trust			Common Stocks - 0.0%
Series 2012-C9 Class A1			Health Care - 0.0%
0.673% due 11/15/45	431	431	Millennium Health LLC(Æ)	14,856	26
Series 2012-C10 Class A1			Producer Durables - 0.0%
0.734% due 12/15/45	80	80	Quad/Graphics, Inc.	8	—
Series 2013-C14 Class A1			Total Common Stocks
0.836% due 06/15/46	461	460	(cost $108)		26
Series 2014-C19 Class A3
3.660% due 03/15/47	340	361	Short-Term Investments - 11.7%
		161,250
			Ally Financial, Inc.

See accompanying notes which are an integral part of the financial statements.

506 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
5.500% due 02/15/17	2,595	2,618	3.500% due 01/13/17 (Þ)	940		944
American Express Centurion Bank			International Business Machines Corp.
Series BKN1			5.700% due 09/14/17	560		583
6.000% due 09/13/17	870	905	Intesa Sanpaolo SpA
AmeriCredit Automobile Receivables			2.375% due 01/13/17	1,460		1,461
Trust
Series 2016-3 Class A1			Mercedes-Benz Auto Receivables Trust
0.750% due 08/08/17	3,807	3,805	Series 2016-1 Class A1
Bank of America Corp.			0.750% due 09/15/17	3,714		3,714
1.700% due 08/25/17	1,775	1,779	Noble Holding International, Ltd.
Bear Stearns Cos. LLC (The)			2.500% due 03/15/17	610		608
5.550% due 01/22/17	1,650	1,666	Pricoa Global Funding I
BMW Vehicle Owner Trust			1.350% due 08/18/17 (Þ)	940		941
Series 2016-A Class A1			Principal Life Global Funding II
0.620% due 07/25/17	283	283	1.500% due 09/11/17 (Þ)	1,175		1,177
			Russell U.S. Cash Management Fund	36,211,273	(8)	36,219
Compass Bank
Series BKNT			Samsung Electronics America, Inc.
6.400% due 10/01/17	1,270	1,319	1.750% due 04/10/17 (Þ)	895		896
Coventry Health Care, Inc.			United States Treasury Bills
5.950% due 03/15/17	775	788	0.073% due 11/03/16 (~)	1,660		1,660
Credit Suisse AG			United States Treasury Notes
Series GMTN			0.875% due 12/31/16	1,025		1,026
1.375% due 05/26/17	905	905	0.701% due 09/15/17	5,637		5,652
Daimler Finance NA LLC			0.750% due 10/31/17	10,120		10,122
1.375% due 08/01/17 (Þ)	1,165	1,165	Westlake Automobile Receivables Trust
Deutsche Telekom International Finance			Series 2016-3A Class A1
BV			0.950% due 10/16/17 (Þ)	1,905		1,905
2.250% due 03/06/17 (Þ)	2,295	2,303	XTO Energy, Inc.
Enterprise Fleet Financing LLC			6.250% due 08/01/17	900		934
Series 2016-2 Class A1			Total Short-Term Investments
0.850% due 07/20/17 (Þ)	2,318	2,318	(cost $94,322)			94,396
Fannie Mae

7.000% due 06/01/17	2	2	Total Investments 99.7%
Fannie Mae REMICS
Series 2002-57 Class PG			(identified cost $808,941)			807,112
5.500% due 09/25/17	24	24	Other Assets and Liabilities,
Fannie Mae-Aces			Net - 0.3%			2,377
Series 2012-M13 Class ASQ2			Net Assets - 100.0%			809,489
1.246% due 08/25/17	1,969	1,969
Series 2012-M14 Class ASQ2
1.114% due 02/25/17	60	60
Series 2014-M9 Class ASQ2
1.462% due 04/25/17	224	224
Federal Home Loan Mortgage Corp.
Multifamily Structured Pass Through
Certificates
Series 2013-K502 Class A2
1.426% due 08/25/17	400	401
General Mills, Inc.
1.400% due 10/20/17	2,670	2,678
Hewlett Packard Enterprise Co.
2.700% due 10/05/17 (Þ)	1,325	1,342
Hutchison Whampoa International 11,
Ltd.

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 507

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2016

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)
			Principal	Cost per		Cost	Fair Value
% of Net Assets	Acquisition		Amount ($)		Unit	(000)	(000)
Securities	Date		or shares		$	$	$
0.0%
Fannie Mae REMICS	08/17/07		54,030		99.15	53	53
							53
For a description of restricted securities see note 8 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
							Unrealized
						Appreciation
	Number of		Notional		Expiration	(Depreciation)
	Contracts		Amount		Date		$
Long Positions
Australia 10 Year Bond Futures		241	AUD	31,962	12/16		(516)
United States 2 Year Treasury Note Futures		516	USD	112,560	12/16		(19)
United States 10 Year Treasury Note Futures		240	USD	31,110	12/16		(289)
Short Positions
Euro-Bund Futures		127	EUR	20,595	12/16		387
Long Gilt Futures		152	GBP	19,052	12/16		935
United States 5 Year Treasury Note Futures		258	USD	31,166	12/16		66
United States 10 Year Treasury Note Futures		42	USD	5,444	12/16		50
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							614

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
			Amount	Amount			(Depreciation)
Counterparty			Sold		Bought	Settlement Date	$
Northern Trust		USD	3,618	AUD	4,721	11/08/16	(28)
Northern Trust		USD	3,659	CAD	4,788	11/08/16	(89)
Northern Trust		CHF	7,029	USD	7,244	11/08/16	139
State Street		USD	63	CAD	84	11/08/16	—
State Street		USD	3,638	JPY	382,248	11/08/16	7
State Street		USD	3,545	NOK	29,251	11/08/16	(5)
State Street		USD	175	NZD	245	11/08/16	—
State Street		USD	7,240	NZD	9,972	11/08/16	(110)
State Street		AUD	4,721	USD	3,591	11/08/16	1
State Street		CHF	200	USD	203	11/08/16	—
State Street		EUR	3,227	USD	3,538	11/08/16	(5)
State Street		SEK	3,665	USD	406	11/08/16	—
State Street		SEK	62,167	USD	7,296	11/08/16	412
Wespac		USD	3,631	EUR	3,227	11/08/16	(88)
Wespac		NOK	29,251	USD	3,666	11/08/16	126
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts							360

Credit Default Swap Contracts

Amounts in thousands

Credit Indices
					Fund (Pays)/
					Receives	Termination	Fair Value
Reference Entity	Counterparty			Notional Amount	Fixed Rate	Date	$
CDX NA High Yield Index	Goldman Sachs		USD	3,880	5.000%	06/20/21	187
Total Fair Value on Open Credit Indices Premiums Paid (Received) - $141							187

See accompanying notes which are an integral part of the financial statements.

508 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2016

Presentation of Portfolio Holdings
Amounts in thousands
			Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Long-Term Investments
Asset-Backed Securities	$—	$56,271	$—	$—	$56,271	6.9
Corporate Bonds and Notes	—	136,561	—	—	136,561	16.9
International Debt	—	42,642	—	—	42,642	5.3
Loan Agreements	—	100,292	—	—	100,292	12.4
Mortgage-Backed Securities	—	161,250	—	—	161,250	19.9
United States Government Agencies	—	7,182	—	—	7,182	0.9
United States Government Treasuries	—	208,492	—	—	208,492	25.7
Common Stocks
Health Care	—	26	—	—	26	—*
Producer Durables	—	—	—	—	—	—*
Short-Term Investments	—	58,177	—	36,219	94,396	11.7
Total Investments	—	770,893	—	36,219	807,112	99.7
Other Assets and Liabilities, Net						0.3
						100.0
Other Financial Instruments
Assets
Futures Contracts	1,438	—	—	—	1,438	0.2
Foreign Currency Exchange Contracts	—	685	—	—	685	0.1
Credit Default Swap Contracts	—	187	—	—	187	—*
A
Liabilities
Futures Contracts	(824)	—	—	—	(824)	(0.1)
Foreign Currency Exchange Contracts	—	(325)	—	—	(325)	(—)*
Total Other Financial Instruments**	$614	$547	$—	$—	$1,161

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016 see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 509

Russell Investment Company
Russell Short Duration Bond Fund

Fair Value of Derivative Instruments — October 31, 2016

Amounts in thousands

		Foreign
	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$685	$—
Variation margin on futures contracts*	—	—	1,438
Credit default swap contracts, at fair value	187	—	—
Total	$187	$685	$1,438

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$—	$—	$824
Unrealized depreciation on foreign currency exchange contracts	—	325	—
Total	$—	$325	$824
		Foreign
	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$—	$—	$(753)
Credit default swap contracts	284	—	—
Foreign currency-related transactions**	—	1,300	—
Total	$284	$1,300	$(753)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$—	$—	$798
Credit default swap contracts	46	—	—
Foreign currency-related transactions***	—	171	—
Total	$46	$171	$798

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

510 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2016

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	$685	$—	$685
Futures Contracts	Variation margin on futures contracts	103	—	103
Credit Default Swap Contracts	Credit default swap contracts, at fair value	187	—	187
Total Financial and Derivative Assets		975	—	975
Financial and Derivative Assets not subject to a netting agreement		(290)	—	(290)
Total Financial and Derivative Assets subject to a netting agreement		$685	$—	$685

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Northern Trust	139	$117	$—	$22
State Street	420	120	—	300
Westpac	126	88	—	38
Total	$685	$325	$—	$360

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 511

Russell Investment Company
Russell Short Duration Bond Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2016

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$77	$—	$77
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	325	—	325
Total Financial and Derivative Liabilities		402	—	402
Financial and Derivative Liabilities not subject to a netting agreement		(77)	—	(77)
Total Financial and Derivative Liabilities subject to a netting agreement		$325	$—	$325

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Northern Trust	117	$117	$—	$—
State Street	120	120	—	—
Westpac	88	88	—	—
Total	$325	$325	$—	$—

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

512 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$808,941
Investments, at fair value(>)	807,112
Cash	7,411
Cash (restricted)(a)(b)	2,262
Unrealized appreciation on foreign currency exchange contracts	685
Receivables:
Dividends and interest	3,101
Dividends from affiliated Russell funds	18
Investments sold	18,953
Fund shares sold	1,993
Variation margin on futures contracts	103
Credit default swap contracts, at fair value(+)	187
Total assets	841,825

Liabilities
Payables:
Due to custodian	7,279
Due to broker (c)	191
Investments purchased	22,961
Fund shares redeemed	885
Accrued fees to affiliates	384
Other accrued expenses	234
Variation margin on futures contracts	77
Unrealized depreciation on foreign currency exchange contracts	325
Total liabilities	32,336
Commitments and Contingencies (1)

Net Assets	$809,489

(1) See note 9 in the Notes to Financial Statements for a detailed description of commitments and contingencies.

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 513

Russell Investment Company
Russell Short Duration Bond Fund

Statement of Assets and Liabilities, continued — October 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$2,581
Accumulated net realized gain (loss)	(2,063)
Unrealized appreciation (depreciation) on:
Investments	(1,829)
Futures contracts	614
Credit default swap contracts	46
Foreign currency-related transactions	360
Shares of beneficial interest	420
Additional paid-in capital	809,360
Net Assets	$809,489

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$19.26
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$20.01
Class A — Net assets	$21,102,209
Class A — Shares outstanding ($.01 par value)	1,095,847
Net asset value per share: Class C(#)	$19.10
Class C — Net assets	$48,970,138
Class C — Shares outstanding ($.01 par value)	2,563,990
Net asset value per share: Class E(#)	$19.30
Class E — Net assets	$15,785,664
Class E — Shares outstanding ($.01 par value)	817,989
Net asset value per share: Class R6(#)	$19.30
Class R6 — Net assets	$105,547
Class R6 — Shares outstanding ($.01 par value)	5,468
Net asset value per share: Class S(#)	$19.27
Class S — Net assets	$583,387,681
Class S — Shares outstanding ($.01 par value)	30,274,604
Net asset value per share: Class Y(#)	$19.28
Class Y — Net assets	$140,137,908
Class Y — Shares outstanding ($.01 par value)	7,269,383
Amounts in thousands
(+) Credit default swap contracts - premiums paid (received)	$141
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$36,219

(a) Cash Collateral for Futures	$2,049
(b) Cash Collateral for Swaps	$213
(c) Due to Broker for Swaps	$191
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

514 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Dividends from affiliated Russell funds	$143
Interest	17,762
Total investment income	17,905

Expenses
Advisory fees	3,666
Administrative fees	393
Custodian fees (1)	202
Distribution fees - Class A	63
Distribution fees - Class C	386
Transfer agent fees - Class A	50
Transfer agent fees - Class C	103
Transfer agent fees - Class E	45
Transfer agent fees - Class R6	—**
Transfer agent fees - Class S	1,133
Transfer agent fees - Class Y	7
Professional fees	132
Registration fees	95
Shareholder servicing fees - Class C	128
Shareholder servicing fees - Class E	57
Trustees’ fees	26
Printing fees	66
Miscellaneous	25
Expenses before reductions	6,577
Expense reductions	(1,467)
Net expenses	5,110
Net investment income (loss)	12,795

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,772)
Futures contracts	(753)
Credit default swap contracts	284
Foreign currency-related transactions	1,295
Net realized gain (loss)	(946)
Net change in unrealized appreciation (depreciation) on:
Investments	5,678
Futures contracts	798
Credit default swap contracts	46
Foreign currency-related transactions	171
Net change in unrealized appreciation (depreciation)	6,693
Net realized and unrealized gain (loss)	5,747
Net Increase (Decrease) in Net Assets from Operations	$18,542

** Less than $500.
(1) Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 10 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 515

Russell Investment Company
Russell Short Duration Bond Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,795	$14,089
Net realized gain (loss)	(946)	(1,438)
Net change in unrealized appreciation (depreciation)	6,693	(5,313)
Net increase (decrease) in net assets from operations	18,542	7,338

Distributions
From net investment income
Class A	(315)	(338)
Class C	(273)	(306)
Class E	(283)	(376)
Class R6	(1)	—
Class S	(8,455)	(10,139)
Class Y	(2,335)	(3,263)
From net realized gain
Class A	(15)	(185)
Class C	(32)	(489)
Class E	(15)	(223)
Class S	(339)	(4,718)
Class Y	(91)	(1,635)
Net decrease in net assets from distributions	(12,154)	(21,672)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(76,694)	(289,403)
Total Net Increase (Decrease) in Net Assets	(70,306)	(303,737)

Net Assets
Beginning of period	879,795	1,183,532
End of period	$809,489	$879,795
Undistributed (overdistributed) net investment income included in net assets	$2,581	$460

See accompanying notes which are an integral part of the financial statements.

516 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	359	$6,831	310	$5,939
Proceeds from reinvestment of distributions	16	305	23	447
Payments for shares redeemed	(584)	(11,194)	(560)	(10,713)
Net increase (decrease)	(209)	(4,058)	(227)	(4,327)
Class C
Proceeds from shares sold	560	10,629	461	8,780
Proceeds from reinvestment of distributions	16	298	41	779
Payments for shares redeemed	(997)	(18,887)	(1,822)	(34,708)
Net increase (decrease)	(421)	(7,960)	(1,320)	(25,149)
Class E
Proceeds from shares sold	460	8,855	66	1,259
Proceeds from reinvestment of distributions	15	282	27	518
Payments for shares redeemed	(1,049)	(20,186)	(562)	(10,772)
Net increase (decrease)	(574)	(11,049)	(469)	(8,995)
Class R6(1)
Proceeds from shares sold	5	103	—	—
Proceeds from reinvestment of distributions	—**	1	—	—
Payments for shares redeemed	—	—	—	—
Net increase (decrease)	5	104	—	—
Class S
Proceeds from shares sold	11,727	224,721	14,434	276,916
Proceeds from reinvestment of distributions	455	8,699	769	14,738
Payments for shares redeemed	(13,880)	(265,132)	(23,067)	(442,522)
Net increase (decrease)	(1,698)	(31,712)	(7,864)	(150,868)
Class Y
Proceeds from shares sold	519	9,865	864	16,598
Proceeds from reinvestment of distributions	127	2,427	255	4,898
Payments for shares redeemed	(1,798)	(34,311)	(6,327)	(121,560)
Net increase (decrease)	(1,152)	(22,019)	(5,208)	(100,064)
Total increase (decrease)	(4,049)	$(76,694)	(15,088)	$(289,403)

**     Less than 500 shares.
(1)     For the period March 1, 2016 (commencement of operations) to October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 517

Russell Investment Company
Russell Short Duration Bond Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2016	19.09	.26	.16	.42	(.24)	(.01)
October 31, 2015	19.35	.22	(.14)	.08	(.22)	(.12)
October 31, 2014	19.35	.22	(.01)	.21	(.18)	(.03)
October 31, 2013	19.70	.19	(.11)	.08	(.23)	(.20)
October 31, 2012	19.15	.26	.57	.83	(.28)	—

Class C
October 31, 2016	18.94	.12	.15	.27	(.10)	(.01)
October 31, 2015	19.21	.08	(.15)	(.07)	(.08)	(.12)
October 31, 2014	19.23	.08	(.02)	.06	(.05)	(.03)
October 31, 2013	19.59	.05	(.11)	(.06)	(.10)	(.20)
October 31, 2012	19.06	.11	.57	.68	(.15)	—

Class E
October 31, 2016	19.13	.27	.15	.42	(.24)	(.01)
October 31, 2015	19.38	.22	(.13)	.09	(.22)	(.12)
October 31, 2014	19.38	.22	(.01)	.21	(.18)	(.03)
October 31, 2013	19.73	.17	(.08)	.09	(.24)	(.20)
October 31, 2012	19.18	.26	.57	.83	(.28)	—

Class R6
October 31, 2016(8)	18.97	.21	.30	.51	(.18)	—

Class S
October 31, 2016	19.10	.31	.16	.47	(.29)	(.01)
October 31, 2015	19.36	.27	(.14)	.13	(.27)	(.12)
October 31, 2014	19.36	.27	(.01)	.26	(.23)	(.03)
October 31, 2013	19.71	.24	(.11)	.13	(.28)	(.20)
October 31, 2012	19.15	.30	.58	.88	(.32)	—

Class Y
October 31, 2016	19.11	.33	.15	.48	(.30)	(.01)
October 31, 2015	19.37	.28	(.14)	.14	(.28)	(.12)
October 31, 2014	19.36	.29	(.01)	.28	(.24)	(.03)
October 31, 2013	19.71	.26	(.11)	.15	(.30)	(.20)
October 31, 2012	19.15	.33	.57	.90	(.34)	—

See accompanying notes which are an integral part of the financial statements.

518 Russell Short Duration Bond Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)(l)	Net(d)(e)(l)	Net Assets(d)(e)	Turnover Rate(b)

(.25)	19.26	2.21	21,102	1.02	.81	1.39	113
(.34)	19.09	.42	24,914	1.01	.82	1.15	183
(.21)	19.35	1.04	29,639	1.01	.85	1.14	220
(.43)	19.35	.42	36,961	1.00	.87	.99	180
(.28)	19.70	4.37	37,994	1.00	.86	1.33	245

(.11)	19.10	1.44	48,970	1.77	1.56	.63	113
(.20)	18.94	(.34)	56,538	1.76	1.57	.40	183
(.08)	19.21	.28	82,676	1.76	1.60	.39	220
(.30)	19.23	(.32)	120,088	1.75	1.62	.24	180
(.15)	19.59	3.59	132,292	1.75	1.61	.56	245

(.25)	19.30	2.20	15,786	1.02	.81	1.39	113
(.34)	19.13	.47	26,633	1.01	.82	1.15	183
(.21)	19.38	1.08	36,083	1.01	.85	1.15	220
(.44)	19.38	.42	41,281	1.00	.87	.93	180
(.28)	19.73	4.36	20,230	1.00	.86	1.33	245

(.18)	19.30	2.70	106.61		.51	1.66	113

(.30)	19.27	2.47	583,387.77		.56	1.63	113
(.39)	19.10	.67	610,784.76		.57	1.40	183
(.26)	19.36	1.30	771,202.76		.60	1.40	220
(.48)	19.36	.67	865,268.75		.62	1.23	180
(.32)	19.71	4.66	801,758.75		.62	1.56	245

(.31)	19.28	2.54	140,138.57		.48	1.71	113
(.40)	19.11	.75	160,926.56		.49	1.46	183
(.27)	19.37	1.41	263,932.56		.51	1.49	220
(.50)	19.36	.78	256,684.56		.51	1.36	180
(.34)	19.71	4.75	266,289.56		.51	1.70	245

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 519

Russell Investment Company
Russell Short Duration Bond Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Advisory fees	$252,514
Administration fees	33,155
Distribution fees	35,905
Shareholder servicing fees	13,782
Transfer agent fees	45,855
Trustee fees	2,706
$383,917

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
Russell U.S. Cash Management Fund $	33,027	$711,749	$708,560	$—	$3	$36,219	$143	$—
	$33,027	$711,749	$708,560	$—	$3	$36,219	$143	$—

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$809,147,997
Unrealized Appreciation	$3,538,344
Unrealized Depreciation	(5,574,533)
Net Unrealized Appreciation (Depreciation)	$(2,036,189)
Undistributed Ordinary Income	$2,909,573
Tax Composition of Distributions
Ordinary Income	$11,709,709
Long-Term Capital Gains	$443,542

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transactions, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$988
Accumulated net realized gain (loss)	(967)
Additional paid-in capital	(21)

See accompanying notes which are an integral part of the financial statements.

520 Russell Short Duration Bond Fund

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

Russell Tax Exempt High Yield Bond Fund - Class A‡			Russell Tax Exempt High Yield Bond Fund - Class S
	Total			Total
	Return			Return
1 Year	4.55%		1 Year	8.95%
Inception*	4.69	%§	Inception*	7.88	%§

Russell Tax Exempt High Yield Bond Fund - Class C			Bloomberg BarclaysC 60% Muni HY Tax-Ex/40% Muni Bond
	Total		Index (USD)**
	Return			Total
1 Year	7.79%			Return
Inception*	6.79	%§	1 Year	6.78%
			Inception*	5.08	%§
Russell Tax Exempt High Yield Bond Fund - Class E
	Total
	Return
1 Year	8.68%
Inception*	7.64	%§

Russell Tax Exempt High Yield Bond Fund 521

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The Russell Tax Exempt High Yield Bond Fund (the “Fund”)	environment where the economy is stable and a higher coupon
employs a multi-manager approach whereby portions of the	can be clipped or an environment where municipal tax receipts
Fund are allocated to different money manager strategies. Fund	are stable or increasing, providing a better ability for issuers to
assets not allocated to money managers are managed by Russell	service their debt. This may also be generalized as a “risk on”
Investment Management, LLC (“RIM”), the Fund’s advisor. RIM	market where investors are generally bullish about the economy.
may change the allocation of the Fund’s assets among money	Environments that feature sharp rises in interest rates or mass
managers at any time. An exemptive order from the Securities	sell offs in fixed income risk assets (e.g., the 2008 global financial
and Exchange Commission (“SEC”) permits RIM to engage or	crisis) will tend to be unfavorable for Fund.
terminate a money manager at any time, subject to approval by
the Fund’s Board, without a shareholder vote. Pursuant to the	How did the investment strategies and techniques employed
terms of the exemptive order, the Fund is required to notify its	by the Fund and its money managers affect its benchmark-
shareholders within 90 days of when a money manager begins	relative performance?
providing services. As of October 31, 2016, the Fund had two	The Fund outperformed its benchmark for the period. Sector
money managers.	selection within revenue and industrial development sectors, security selection within the revenue sector (hospitals, education,
What is the Fund’s investment objective?	transportation) and positions in Illinois, Puerto Rico and tobacco
The Fund seeks to provide a high level of current income that	settlement revenue bonds all contributed to outperformance for
is exempt from federal tax, and as a secondary objective, total	the period.
return.	The Fund employs discretionary money managers. The Fund’s
How did the Fund perform relative to its benchmark for the	discretionary money managers select the individual portfolio
fiscal year ended October 31, 2016?	securities for the assets assigned to them. Fund assets not
For the fiscal year ended October 31, 2016, the Fund’s Class	allocated to discretionary money managers include the Fund’s
A, Class C, Class E and Class S Shares gained 8.59%, 7.79%,	liquidity reserves and assets which may be managed directly by
8.68% and 8.95%, respectively. This is compared to the Fund’s	RIM to effect the Fund’s investment strategies and/or to actively
benchmark, the 60% Bloomberg Barclays U.S. Municipal	manage the Fund’s overall exposures by investing in securities or
High Yield Index / 40% Bloomberg Barclays Municipal Bond	other instruments that RIM believes will achieve the desired risk/
Index, which gained 6.78% during the same period. The Fund’s	return profile for the Fund.
performance includes operating expenses, whereas index returns	MacKay Shields LLC was the best performing manager for the
are unmanaged and do not include expenses of any kind.	period and outperformed the Fund’s benchmark. Positions in
For the fiscal year ended October 31, 2016, the Morningstar®	tobacco bonds and insured Puerto Rico debt were the primary
High Yield Muni Category, a group of funds that Morningstar	positive contributors. Security selection across special tax,
considers to have investment strategies similar to those of the	transportation, education and healthcare sectors was also
Fund, gained 6.57%. This result serves as a peer comparison and	beneficial.
is expressed net of operating expenses.	Goldman Sachs Asset Management, L.P. also outperformed the
Fund’s benchmark, though to a lesser degree. Results were largely
How did the market conditions described in the Market	due to Puerto Rico sales tax and insured highway bonds, tobacco
Summary report affect the Fund’s performance?	settlement revenue bonds, and City of Chicago and Chicago Board
For the fiscal year ended October 31, 2016, high yield municipal	of Education debt.
bonds significantly outperformed investment grade municipal
bonds. Specifically, high yield municipal revenue and industrial	Describe any changes to the Fund’s structure or the money
development sectors performed well, as did Puerto Rico and	manager line-up.
tobacco settlement revenue bonds. In addition, the municipal	There were no changes to the Fund’s structure or money manager
yield curve flattened and investor demand for municipal debt	line-up during the fiscal year.
was strong, which provided a favorable environment for Fund
performance.	Money Managers as of October 31,
	2016	Styles
The Fund will tend to perform well in markets where revenue
	Goldman Sachs Asset Management, L.P	Sector Specialist
and industrial development sectors lead. This is generally an	MacKay Shields LLC	Sector Specialist

522 Russell Tax Exempt High Yield Bond Fund

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The views expressed in this report reflect those of the
portfolio managers only through the end of the period
covered by the report. These views do not necessarily
represent the views of RIM, or any other person in RIM or
any other affiliated organization. These views are subject
to change at any time based upon market conditions or
other events, and RIM disclaims any responsibility to
update the views contained herein. These views should not
be relied on as investment advice and, because investment
decisions for a Russell Investment Company (“RIC”) Fund
are based on numerous factors, should not be relied on as
an indication of investment decisions of any RIC Fund.

* Assumes initial investment on June 1, 2015.

** The Bloomberg Barclays 60% Muni High Yield Bond/40% Muni Bond Index (USD) is a custom blend of 60% Bloomberg Barclays Municipal High Yield Bond
Index / 40% Bloomberg Barclays Municipal Bond Index, created and maintained by Bloomberg Barclays.

Effective August 24, 2016 the Barclays fixed income benchmark indices, including the Barclays Aggregate family of indices, were renamed the Bloomberg
Barclays family of indices.

‡ The performance has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

Russell Tax Exempt High Yield Bond Fund 523

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including distribution (12b-1) and/or service fees and other Fund			Performance (5%
expenses. The Example is intended to help you understand		Actual	return before
your ongoing costs (in dollars) of investing in the Fund and to	Class A	Performance	expenses)
Beginning Account Value
compare these costs with the ongoing costs of investing in other	May 1, 2016	$1,000.00	$1,000.00
mutual funds. The Example is based on an investment of $1,000	Ending Account Value
invested at the beginning of the period and held for the entire	October 31, 2016	$1,027.00	$1,020.66
period indicated, which for this Fund is from May 1, 2016 to	Expenses Paid During Period*	$4.53	$4.52

October 31, 2016.	* Expenses are equal to the Fund's annualized expense ratio of 0.89%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
The information in the table under the heading “Actual	year period). May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2016	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2016	$1,023.50	$1,016.89
	Expenses Paid During Period*	$8.34	$8.31
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 1.64%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/366 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period). May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class E	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2016	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2016	$1,027.90	$1,020.66
of other funds.	Expenses Paid During Period*	$4.54	$4.52

* Expenses are equal to the Fund's annualized expense ratio of 0.89%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

524 Russell Tax Exempt High Yield Bond Fund

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Shareholder Expense Example, continued — October 31, 2016 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,029.20	$1,021.92
Expenses Paid During Period*	$3.26	$3.25

* Expenses are equal to the Fund's annualized expense ratio of 0.64%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Russell Tax Exempt High Yield Bond Fund 525

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Municipal Bonds - 94.6%
Alabama - 2.0%
Alabama Industrial Development Authority Revenue Bonds	500	6.450	12/01/23	501
County of Jefferson Alabama General Obligation Limited(µ)	425	5.000	04/01/23	433
County of Jefferson Alabama General Obligation Unlimited(µ)	1,590	5.000	04/01/20	1,619
County of Jefferson Alabama Revenue Bonds	150	4.750	01/01/25	151
County of Jefferson Alabama Sewer Revenue Bonds	1,220	7.000	10/01/51	1,544
County of Jefferson Alabama Sewer Revenue Bonds	1,000	6.500	10/01/53	1,230
Houston County Health Care Authority Revenue Bonds	150	5.000	10/01/30	170
Montgomery County Educational Authority Revenue Bonds	820	5.000	10/01/36	904
				6,552
Alaska - 0.8%
Northern Tobacco Securitization Corp. Revenue Bonds	2,990	5.000	06/01/46	2,765

Arizona - 1.0%
Arizona Health Facilities Authority Revenue Bonds(Ê)	1,000	1.220	01/01/37	934
Industrial Development Authority of the City of Phoenix (The) Revenue Bonds	1,000	5.000	07/01/35	1,077
Industrial Development Authority of the City of Phoenix (The) Revenue Bonds	800	5.125	12/01/40	860
Industrial Development Authority of the County of Pima (The) Revenue Bonds	250	4.500	06/01/30	276
				3,147
California - 11.9%
Alameda Corridor Transportation Authority Revenue Bonds	150	5.000	10/01/37	173
Alhambra Unified School District General Obligation Unlimited(µ)	1,150	3.517	08/01/37	561
Anaheim Community Facilities District Special Tax	125	4.000	09/01/46	128
California County Tobacco Securitization Agency Revenue Bonds	300	5.700	06/01/46	304
California Municipal Finance Authority Revenue Bonds	1,000	4.250	02/01/40	1,039
California Municipal Finance Authority Revenue Bonds	1,000	5.375	11/01/40	1,083
California Municipal Finance Authority Revenue Bonds	3,700	5.000	06/01/50	4,137
California Pollution Control Financing Authority Revenue Bonds	1,000	3.375	07/01/25	1,075
California Pollution Control Financing Authority Revenue Bonds	2,720	5.000	11/21/45	3,023
California School Finance Authority Revenue Bonds	500	5.000	08/01/45	555
California Statewide Communities Development Authority Revenue Bonds	460	5.000	05/15/32	516
California Statewide Communities Development Authority Revenue Bonds	1,500	5.000	12/01/41	1,660
California Statewide Communities Development Authority Revenue Bonds	1,000	5.000	10/01/43	1,096
California Statewide Communities Development Authority Revenue Bonds(Å)	250	5.250	12/01/56	278
California Statewide Communities Development Authority Special Tax	500	4.000	09/01/19	525
California Statewide Communities Development Authority Special Tax	1,085	4.000	09/01/20	1,152
California Statewide Communities Development Authority Special Tax	500	4.250	09/01/22	545
City of Long Beach California Marina System Revenue Bonds	225	5.000	05/15/40	258
City of Long Beach California Marina System Revenue Bonds	1,185	5.000	05/15/45	1,356
Foothill-Eastern Transportation Corridor Agency Revenue Bonds	100	6.000	01/15/49	119
Fremont Community Facilities District No. 1 Special Tax	1,255	5.000	09/01/26	1,437
Golden State Tobacco Securitization Corp. Revenue Bonds	1,995	5.300	06/01/37	2,009
Golden State Tobacco Securitization Corp. Revenue Bonds	500	5.000	06/01/45	576
Golden State Tobacco Securitization Corp. Revenue Bonds	700	5.125	06/01/47	671
Golden State Tobacco Securitization Corp. Revenue Bonds	885	5.750	06/01/47	871
Golden State Tobacco Securitization Corp. Revenue Bonds	200	7.831	06/01/47	20
Golden State Tobacco Securitization Corp. Revenue Bonds	10,000	10.017	06/01/47	539
Jurupa Public Financing Authority Special Tax	1,000	5.000	09/01/43	1,137
M-S-R Energy Authority Revenue Bonds	1,000	6.500	11/01/39	1,381
Palomar Health Certificate Of Participation	450	6.750	11/01/39	526
Palomar Health Certificate Of Participation	500	6.000	11/01/41	556
Poway Unified School District General Obligation Unlimited	1,300	3.700	08/01/40	548

See accompanying notes which are an integral part of the financial statements.

526 Russell Tax Exempt High Yield Bond Fund

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Rancho Cordova Community Facilities District Special Tax	125	3.000	09/01/34	118
Regents of the University of California Medical Center Pooled Revenue Bonds(µ)(Ê)	1,000	0.924	05/15/43	871
River Islands Public Financing Authority Special Tax	940	5.500	09/01/45	1,026
Sacramento County Sanitation Districts Financing Authority Revenue Bonds(µ)(Ê)	1,515	0.719	12/01/35	1,426
San Jacinto Community Facilities District Special Tax	280	5.000	09/01/33	312
San Jacinto Community Facilities District Special Tax	335	5.000	09/01/34	371
San Joaquin Hills Transportation Corridor Agency Revenue Bonds	1,000	5.000	01/15/29	1,175
San Joaquin Hills Transportation Corridor Agency Revenue Bonds	180	5.250	01/15/49	206
San Joaquin Hills Transportation Corridor Agency Revenue Bonds	2,000	5.000	01/15/50	2,264
Tobacco Securitization Authority of Northern California Revenue Bonds	800	5.500	06/01/45	788
				38,411
Colorado - 2.0%
City & County of Denver Colorado Certificate of Participation(Ê)	100	0.700	12/01/29	100
City & County of Denver Colorado Certificate Of Participation(Ê)	250	0.630	12/01/29	250
Denver Health & Hospital Authority Revenue Bonds(Ê)	1,000	1.289	12/01/33	939
Denver Health & Hospital Authority Revenue Bonds	1,500	5.250	12/01/45	1,666
Eaton Area Park & Recreation District General Obligation Limited	725	5.250	12/01/34	765
Eaton Area Park & Recreation District General Obligation Limited	525	5.500	12/01/38	559
Foothills Metropolitan District Special Assessment	500	6.000	12/01/38	544
Palisade County General Obligation Unlimited	500	5.000	12/01/46	506
Park 70 County General Obligation Bonds Unlimited	1,000	5.000	12/01/36	1,114
				6,443
Connecticut - 0.1%
Mohegan Tribal Finance Authority Revenue Bonds(Å)	350	7.000	02/01/45	366

Delaware - 0.3%
County of Sussex Delaware Revenue Bonds	1,000	5.000	01/01/36	1,097

District of Columbia - 1.1%
District of Columbia Revenue Bonds	145	6.250	10/01/23	161
District of Columbia Tobacco Settlement Financing Corp. Revenue Bonds	4,000	7.282	06/15/46	498
Metropolitan Washington Airports Authority Dulles Toll Road Revenue Bonds	2,475	5.000	10/01/53	2,752
				3,411
Florida - 8.0%
Anthem Park Community Development District Special Assessment	100	3.750	05/01/36	96
Anthem Park Community Development District Special Assessment	135	4.750	05/01/36	130
Avelar Creek Community Development District Revenue Bonds	100	4.000	05/01/36	101
Bannon Lakes Community Development District Special Assessment	100	5.000	11/01/48	98
Bartram Park Community Development District Special Assessment	770	4.500	05/01/25	787
Bartram Park Community Development District Special Assessment	500	4.250	05/01/29	517
Bartram Park Community Development District Special Assessment	500	4.500	05/01/35	522
Century Gardens Community Development District Special Assessment	100	4.250	05/01/37	102
Charlotte County Industrial Development Authority Revenue Bonds(Å)	250	5.500	10/01/36	254
City of Atlantic Beach Florida Revenue Bonds	1,000	5.000	11/15/37	1,091
City of Cape Coral Florida Water & Sewer Revenue Bonds	1,000	4.000	10/01/36	1,070
City of Tampa Florida Revenue Bonds	960	5.000	04/01/45	1,093
Concord Station Community Development District Special Assessment	125	3.625	05/01/35	119
Concord Station Community Development District Special Assessment	100	4.750	05/01/46	93
County of Osceola Florida Revenue Bonds	3,700	1.285	10/01/24	2,868
Escambia County Health Facilities Authority Revenue Bonds	1,000	6.000	08/15/36	1,138
Fountainbleau Community Development District Special Assessment	45	4.000	05/01/31	46
Grand Bay at Doral Community Development District Special Assessment	75	4.750	05/01/36	74

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt High Yield Bond Fund 527

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Grand Bay at Doral Community Development District Special Assessment	75	5.000	05/01/46	74
Greater Orlando Aviation Authority Revenue Bonds	750	5.000	11/15/36	786
Hacienda Lakes Community Development District Special Assessment	100	4.625	05/01/46	94
Highlands Community Development District Revenue Bonds	200	4.250	05/01/36	206
Lakewood Ranch Stewardship District Special Assessment	100	4.000	05/01/21	103
Lakewood Ranch Stewardship District Special Assessment	100	4.250	05/01/26	103
Lakewood Ranch Stewardship District Special Assessment	1,000	4.875	05/01/35	1,028
Lakewood Ranch Stewardship District Special Assessment	100	5.000	05/01/36	104
Lakewood Ranch Stewardship District Special Assessment	215	5.125	05/01/46	221
Lee County Industrial Development Authority Revenue Bonds	750	5.000	11/15/29	761
Miami Beach Health Facilities Authority Revenue Bonds	2,250	5.000	11/15/39	2,530
Mid-Bay Bridge Authority Revenue Bonds	1,000	5.000	10/01/40	1,155
Orchid Grove Community Development District Special Assessment	970	3.625	05/01/21	972
Orchid Grove Community Development District Special Assessment	1,245	5.000	05/01/36	1,261
Palm Glades Community Development District Special Assessment	100	3.750	05/01/31	101
Reunion East Community Development District Special Assessment	750	5.000	05/01/25	820
Reunion East Community Development District Special Assessment	750	5.000	05/01/33	809
Reunion East Community Development District Special Assessment	100	6.600	05/01/33	104
South Kendall Community Development District Special Assessment	100	4.125	11/01/40	101
South-Dade Venture Community Development District Special Assessment	1,000	5.125	05/01/33	1,069
Stonebrier Community Development District Special Assessment	100	4.000	05/01/37	100
Talis Park Community Development District Special Assessment	140	4.000	05/01/33	138
Tapestry Community Development District Special Assessment	100	5.000	05/01/46	99
Tisons Landing Community Development District Special Assessment	230	3.375	05/01/32	217
TSR Community Development District Special Assessment	200	4.750	11/01/47	197
Two Creeks Community Development District Revenue Bonds	355	4.200	05/01/26	346
Two Creeks Community Development District Revenue Bonds	100	3.500	05/01/32	95
Two Creeks Community Development District Revenue Bonds	100	3.625	05/01/37	93
Venetian Community Development District Special Assessment	480	5.000	05/01/23	507
Verandah East Community Development District Special Assessment	200	4.000	05/01/31	197
Verano 1 Community Development Distrtict Special Assessment	250	4.750	11/01/25	252
Verano 1 Community Development Distrtict Special Assessment	250	5.125	11/01/35	254
Verano 1 Community Development Distrtict Special Assessment	250	5.250	11/01/46	255
Vizcaya in Kendall Community Development District Special Assessment	100	4.125	11/01/46	99
Volusia County Educational Facility Authority Revenue Bonds	240	5.000	06/01/45	273
Winding Cypress Community Development District Special Assessment	100	5.000	11/01/45	100
				25,823
Georgia - 1.0%
Milledgeville & Baldwin County Development Authority Revenue Bonds(µ)(Ê)	995	0.784	10/01/24	970
Milledgeville & Baldwin County Development Authority Revenue Bonds(µ)(Ê)	1,225	0.834	10/01/33	1,092
Private Colleges & Universities Authority Revenue Bonds	1,000	5.000	10/01/40	1,107
				3,169
Guam - 1.4%
Guam Government Waterworks Authority Revenue Bonds	1,000	5.500	07/01/43	1,151
Guam Government Waterworks Authority Revenue Bonds	65	5.000	01/01/46	74
Territory of Guam Revenue Bonds	900	5.000	11/15/19	989
Territory of Guam Revenue Bonds	500	5.000	11/15/29	583
Territory of Guam Revenue Bonds	1,500	5.000	11/15/35	1,708
Territory of Guam Revenue Bonds	500	5.000	12/01/46	114
				4,619
Hawaii - 0.7%

See accompanying notes which are an integral part of the financial statements.

528 Russell Tax Exempt High Yield Bond Fund

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
State of Hawaii Department of Budget & Finance Revenue Bonds	2,210	5.000	01/01/30	2,339

Illinois - 9.5%
Chicago Board of Education General Obligation Unlimited	145	4.250	12/01/18	141
Chicago Board of Education General Obligation Unlimited(Ê)	1,000	7.500	03/01/26	1,007
Chicago Board of Education General Obligation Unlimited(µ)	1,000	5.000	12/01/27	1,037
Chicago Board of Education General Obligation Unlimited	795	5.000	12/01/28	727
Chicago Board of Education General Obligation Unlimited(µ)	230	4.709	12/01/29	126
Chicago Board of Education General Obligation Unlimited	150	5.125	12/01/32	138
Chicago Board of Education General Obligation Unlimited(Ê)	1,000	1.220	03/01/36	944
Chicago Board of Education General Obligation Unlimited	75	5.250	12/01/39	68
Chicago Board of Education General Obligation Unlimited	325	5.000	12/01/41	286
Chicago Board of Education General Obligation Unlimited	2,400	7.000	12/01/44	2,512
Chicago Board of Education General Obligation Unlimited	460	6.500	12/01/46	468
Chicago O'Hare International Airport Revenue Bonds	1,000	5.000	01/01/46	1,110
City of Chicago Illinois General Obligation Unlimited(µ)	2,445	5.000	01/01/29	2,521
City of Chicago Illinois General Obligation Unlimited	2,100	5.500	01/01/42	2,181
City of Chicago Illinois Revenue Bonds	900	5.000	01/01/34	955
City of Chicago Illinois Revenue Bonds	3,000	5.250	01/01/38	3,181
City of Chicago Illinois Waterworks Revenue Bonds	100	5.000	11/01/29	117
City of Springfield Illinois Electric Revenue Bonds(µ)	775	4.000	03/01/40	812
City oif Chicago Illinois General Obligation Bonds Unlimited	250	5.500	01/01/31	265
Illinois Finance Authority Revenue Bonds(ae)	560	6.000	05/15/20	634
Illinois Finance Authority Revenue Bonds	500	5.000	04/01/31	501
Illinois Finance Authority Revenue Bonds	1,375	5.000	05/15/31	1,539
Illinois Finance Authority Revenue Bonds	200	5.000	04/01/36	200
Illinois Finance Authority Revenue Bonds	400	5.000	12/01/36	400
Illinois Finance Authority Revenue Bonds	630	5.000	12/01/37	684
Illinois Finance Authority Revenue Bonds	315	6.000	05/15/39	356
Illinois Finance Authority Revenue Bonds	350	6.500	10/15/40	366
Illinois Finance Authority Revenue Bonds	100	5.000	09/01/46	112
Metropolitan Pier & Exposition Authority Revenue Bonds	1,000	5.000	12/15/28	1,090
Metropolitan Pier & Exposition Authority Revenue Bonds(µ)	220	4.209	06/15/30	125
Metropolitan Pier & Exposition Authority Revenue Bonds	1,000	5.000	06/15/52	1,060
Springfield Metropolitan Sanitation District General Obligation Limited	1,000	5.750	01/01/53	1,178
State of Illinois General Obligation Unlimited	1,000	5.000	05/01/29	1,077
State of Illinois General Obligation Unlimited(µ)	875	4.000	02/01/30	877
State of Illinois General Obligation Unlimited(µ)	265	4.000	02/01/31	265
State of Illinois General Obligation Unlimited(µ)	400	5.000	03/01/34	401
Town of Cortland Illinois Special Service Areas No. 9 & 10 Special Tax	100	5.800	03/01/37	98
Village of Bourbonnais Illinois Revenue Bonds	1,000	5.000	11/01/44	1,058
				30,617
Indiana - 1.1%
Indiana Finance Authority Revenue Bonds	600	5.500	08/15/40	658
Indiana Finance Authority Revenue Bonds	2,000	5.000	10/01/44	2,196
Indiana Finance Authority Revenue Bonds	270	5.500	08/15/45	296
Indiana Municipal Power Agency Revenue Bonds	250	5.000	01/01/42	290
				3,440
Iowa - 0.2%
Iowa Higher Education Loan Authority Revenue Bonds	100	5.000	09/01/33	123
Iowa Tobacco Settlement Authority Revenue Bonds	160	5.375	06/01/38	156
Xenia Rural Water District Revenue Bonds	250	5.000	12/01/36	283

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt High Yield Bond Fund 529

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
				562
Kentucky - 1.0%
County of Ohio Kentucky Revenue Bonds	1,735	6.000	07/15/31	1,830
Kentucky Economic Development Finance Authority Revenue Bonds	750	6.500	03/01/45	852
Louisville & Jefferson County Health System Revenue Bonds	425	4.000	10/01/34	456
Louisville & Jefferson County Health System Revenue Bonds	250	4.000	10/01/36	267
				3,405
Louisiana - 2.3%
Louisiana Local Government Environmental Facilities & Community Development
Authority Revenue Bonds	750	6.000	10/01/44	868
Louisiana Public Facilities Authority Revenue Bonds	250	4.000	05/15/19	265
Louisiana Public Facilities Authority Revenue Bonds	300	4.000	05/15/20	326
Louisiana Public Facilities Authority Revenue Bonds	400	3.375	09/01/28	408
Louisiana Public Facilities Authority Revenue Bonds	375	3.500	06/01/30	383
Louisiana Public Facilities Authority Revenue Bonds(Ê)	3,100	0.650	07/01/47	3,100
New Orleans Aviation Board Revenue Bonds	1,755	5.000	01/01/45	1,972
				7,322
Maryland - 0.9%
City of Baltimore Maryland Revenue Bonds(µ)	175	5.250	09/01/39	175
Maryland Health & Higher Educational Facilities Authority Revenue Bonds	730	4.000	07/01/20	801
Maryland Health & Higher Educational Facilities Authority Revenue Bonds	600	5.250	01/01/37	687
Maryland Health & Higher Educational Facilities Authority Revenue Bonds	1,000	5.000	07/01/45	1,113
				2,776
Massachusetts - 2.3%
Massachusetts Development Finance Agency Revenue Bonds	1,415	5.000	09/01/35	1,549
Massachusetts Development Finance Agency Revenue Bonds	1,580	5.000	10/01/35	1,768
Massachusetts Development Finance Agency Revenue Bonds	1,545	5.000	07/01/44	1,699
Massachusetts Development Finance Agency Revenue Bonds	335	5.000	07/01/46	377
Massachusetts Port Authority Revenue Bonds(µ)	2,000	5.000	01/01/27	2,005
				7,398
Michigan - 4.1%
City of Detroit Michigan Sewage Disposal System Revenue Bonds(µ)	120	5.000	07/01/33	120
City of Detroit Michigan Sewage Disposal System Revenue Bonds(µ)	500	5.000	07/01/39	559
City of Detroit Michigan Sewage Disposal System Revenue Bonds	2,010	5.250	07/01/39	2,254
City of Detroit Michigan Water Supply System Revenue Bonds(µ)	40	5.000	07/01/28	40
City of Detroit Michigan Water Supply System Revenue Bonds	200	5.000	07/01/36	219
City of Detroit Michigan Water Supply System Revenue Bonds	1,370	5.000	07/01/41	1,485
City of Detroit Michigan Water Supply System Revenue Bonds(µ)	20	5.250	07/01/19	20
City of Detroit Michigan Water Supply System Revenue Bonds(µ)	25	5.000	07/01/29	25
Flint Hospital Building Authority Revenue Bonds	100	5.250	07/01/39	104
Michigan Finance Authority Revenue Bonds	1,000	3.875	10/01/23	1,083
Michigan Finance Authority Revenue Bonds	300	5.000	07/01/33	341
Michigan Finance Authority Revenue Bonds(µ)	1,000	5.000	07/01/36	1,130
Michigan Finance Authority Revenue Bonds	1,815	5.500	11/15/45	1,982
Michigan Tobacco Settlement Finance Authority Revenue Bonds	175	5.125	06/01/22	173
Michigan Tobacco Settlement Finance Authority Revenue Bonds	2,500	6.000	06/01/34	2,467
Michigan Tobacco Settlement Finance Authority Revenue Bonds	100	6.000	06/01/48	98
Michigan Tobacco Settlement Finance Authority Revenue Bonds	25,000	9.696	06/01/52	927
Ypsilanti School District General Obligation Unlimited	300	5.000	05/01/22	348
				13,375
Minnesota - 1.3%
City of Blaine Minnesota Revenue Bonds	2,000	6.125	07/01/45	2,123

See accompanying notes which are an integral part of the financial statements.

530 Russell Tax Exempt High Yield Bond Fund

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
State Paul Housing & Redevelopment Authority Revenue Bonds	2,000	5.250	11/15/35	2,182
				4,305
Missouri - 1.2%
Branson Industrial Development Authority Tax Allocation	110	5.500	06/01/29	110
Health & Educational Facilities Authority of the State of Missouri Revenue Bonds(Ê)	300	0.050	03/01/40	300
Health & Educational Facilities Authority of the State of Missouri Revenue Bonds	1,410	5.000	05/01/40	1,540
Missouri Health & Educational Facilities Authority Revenue Bonds	1,250	4.000	02/01/37	1,262
State Louis County Industrial Development Authority Revenue Bonds	650	5.000	08/15/30	680
				3,892
Nevada - 0.2%
Henderson County Improvement Districts Special Assessment	50	4.000	09/01/35	49
Las Vegas Redevelopment Agency Tax Allocation	250	5.000	06/15/45	284
Las Vegas Special Improvement District 607 Special Assessment	260	5.000	06/01/24	292
				625
New Hampshire - 0.2%
New Hampshire Health and Education Facilities Authority Act Revenue Bonds	500	5.000	10/01/36	560

New Jersey - 5.0%
New Jersey Economic Development Authority Revenue Bonds	1,900	5.000	07/01/38	2,054
New Jersey Economic Development Authority Revenue Bonds	1,500	5.375	01/01/43	1,715
New Jersey Educational Facilities Authority Revenue Bonds	1,000	5.000	07/01/46	1,043
New Jersey Health Care Facilities Financing Authority Revenue Bonds	100	5.000	07/01/30	113
New Jersey Health Care Facilities Financing Authority Revenue Bonds(µ)	300	4.125	07/01/38	320
New Jersey Health Care Facilities Financing Authority Revenue Bonds	500	6.625	07/01/38	547
New Jersey Health Care Facilities Financing Authority Revenue Bonds(µ)	150	5.000	07/01/46	170
New Jersey Transportation Trust Fund Authority Revenue Bods(µ)	675	3.689	12/15/27	451
New Jersey Transportation Trust Fund Authority Revenue Bonds	165	5.000	06/15/30	183
New Jersey Transportation Trust Fund Authority Revenue Bonds(µ)	2,650	4.424	12/15/35	1,158
New Jersey Transportation Trust Fund Authority Revenue Bonds	550	4.475	12/15/35	238
New Jersey Transportation Trust Fund Authority Revenue Bonds	125	4.669	12/15/36	50
New Jersey Transportation Trust Fund Authority Revenue Bonds	945	5.000	06/15/42	1,016
South Jersey Transportation Authority LLC Revenue Bonds	315	5.000	11/01/26	368
South Jersey Transportation Authority LLC Revenue Bonds	1,945	5.000	11/01/39	2,167
Tobacco Settlement Financing Corp. Revenue Bonds	380	5.000	06/01/29	377
Tobacco Settlement Financing Corp. Revenue Bonds	1,430	4.750	06/01/34	1,366
Tobacco Settlement Financing Corp. Revenue Bonds	3,000	5.000	06/01/41	2,795
				16,131
New York - 5.4%
Brooklyn Area Development Corp. Revenue Bonds	150	5.000	07/15/42	171
Brooklyn Area Development Corp. Revenue Bonds(µ)	30	3.000	07/15/43	28
City of New York New York General Obligation Unlimited(Ê)	250	0.440	01/01/36	250
City of New York New York General Obligation Unlimited(Ê)	250	0.570	03/01/40	250
County of Chautauqua Industrial Development Agency Revenue Bonds	650	5.875	04/01/42	695
Dutchess County Industrial Development Agency Revenue Bonds	1,200	4.500	08/01/36	1,036
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds(Ê)	300	0.700	11/01/36	300
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds(Ê)	250	0.700	02/01/45	250
New York City Water & Sewer Financing Authority Revenue Bonds(Ê)	250	0.730	06/15/50	250
New York Development Corp. Revenue Bonds	300	5.375	11/15/40	346
New York Liberty Development Corp. Revenue Bonds	2,150	5.000	11/15/44	2,420
New York Liberty Development Corp. Revenue Bonds	1,500	7.250	11/15/44	1,946
New York State Dormitory Authority Revenue Bonds	400	5.000	12/01/35	447
New York Transportation Development Corp. Revenue Bonds	500	5.000	08/01/31	535

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt High Yield Bond Fund 531

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
New York Transportation Development Corp. Revenue Bonds	1,340	5.000	07/01/41	1,466
New York Transportation Development Corp. Revenue Bonds	2,100	5.000	07/01/46	2,291
New York Transportation Development Corp. Revenue Bonds	250	5.250	01/01/50	277
New York Transportation Development Corp. Revenue Bonds(µ)	300	4.000	01/01/51	307
Onondaga Civic Development Corp. Revenue Bonds	910	5.000	07/01/42	1,095
Suffolk Tobacco Asset Securitization Corp. Revenue Bonds	250	6.000	06/01/48	252
Syracuse Industrial Development Agency Revenue Bonds	2,350	5.000	01/01/31	2,684
Westchester County Local Development Corp. Revenue Bonds	125	5.000	11/01/46	140
				17,436
North Carolina - 1.0%
North Carolina Medical Care Commission Revenue Bonds	1,000	5.000	10/01/35	1,149
North Carolina Medical Care Commission Revenue Bonds	1,750	5.000	11/01/37	2,000
				3,149
North Dakota - 0.3%
Burleigh County Educational Facilities Revenue Bonds	1,000	5.200	04/15/46	961

Ohio - 2.1%
Buckeye Tobacco Settlement Financing Authority Revenue Bonds	1,765	5.125	06/01/24	1,668
Buckeye Tobacco Settlement Financing Authority Revenue Bonds	1,100	5.375	06/01/24	1,060
Buckeye Tobacco Settlement Financing Authority Revenue Bonds	1,325	5.875	06/01/30	1,249
Buckeye Tobacco Settlement Financing Authority Revenue Bonds	1,095	5.750	06/01/34	1,016
County of Hamilton Ohio Revenue Bonds	750	5.000	01/01/37	755
Lorain County Port Authority Revenue Bonds	510	6.750	12/01/40	502
Ohio State Water Development Authority Revenue Bonds(Ê)	550	4.375	06/01/33	542
				6,792
Oklahoma - 0.4%
Tulsa Airports Improvement Trust Revenue Bonds(Ê)	1,000	5.000	06/01/35	1,156

Oregon - 1.9%
Astoria Hospital Facilities Authority Revenue Bonds	1,000	5.000	08/01/41	1,119
Oregon State Facilities Authority Revenue Bonds	1,000	5.000	10/01/36	1,115
Oregon State Facilities Authority Revenue Bonds	2,500	5.000	04/01/45	2,878
Oregon State Facilities Authority Revenue Bonds	500	5.000	10/01/46	559
Yamhill County Hospital Authority Revenue Bonds	300	5.000	11/15/36	328
				5,999
Pennsylvania - 3.9%
Allentown Neighborhood Improvement Zone Development Authority Revenue Bonds	1,000	5.000	05/01/42	1,066
City of Harrisburg Pennsylvania General Obligation Unlimited(µ)	285	4.379	09/15/22	222
Clairton Municipal Authority Revenue Bonds	240	5.000	12/01/42	267
East Hempfield Township Industrial Development Authority Revenue Bonds	600	5.000	07/01/45	641
Geisinger Authority Revenue Bonds(Ê)	100	0.956	05/01/37	91
Huntingdon County General Authority Revenue Bonds	1,000	5.000	05/01/46	1,102
Latrobe Industrial Development Authority Revenue Bonds	1,375	5.000	05/01/43	1,517
Montgomery County Industrial Development Authority Revenue Bonds	1,700	5.250	01/15/46	1,913
Northampton County General Purpose Authority Revenue Bonds	1,000	5.000	10/01/36	1,145
Pennsylvania Economic Development Financing Authority Revenue Bonds	1,000	5.000	06/30/42	1,103
Pennsylvania Higher Educational Facilities Authority Revenue Bonds	365	5.000	07/01/31	421
Pennsylvania Higher Educational Facilities Authority Revenue Bonds	355	6.250	09/01/33	405
Pennsylvania Higher Educational Facilities Authority Revenue Bonds	950	5.500	07/15/43	1,077
Pennsylvania Turnpike Commission Revenue Bonds	1,250	5.000	12/01/40	1,427
Scranton County General Obligation Unlimited	100	5.000	11/15/32	107
Scranton Redevelopment Authority Revenue Bonds	100	5.000	11/15/28	106

See accompanying notes which are an integral part of the financial statements.

532 Russell Tax Exempt High Yield Bond Fund

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
				12,610
Puerto Rico - 7.4%
Commonwealth of Puerto Rico General Obligation Unlimited(µ)	540	5.500	07/01/19	567
Commonwealth of Puerto Rico General Obligation Unlimited(Å)	110	5.000	07/01/21	70
Commonwealth of Puerto Rico General Obligation Unlimited(µ)	320	5.250	07/01/24	345
Commonwealth of Puerto Rico General Obligation Unlimited(µ)	100	5.000	07/01/31	106
Commonwealth of Puerto Rico General Obligation Unlimited(Å)	130	5.125	07/01/31	83
Commonwealth of Puerto Rico General Obligation Unlimited(µ)	1,000	5.000	07/01/35	1,076
Commonwealth of Puerto Rico General Obligation Unlimited(Å)	235	5.000	07/01/35	150
Commonwealth of Puerto Rico General Obligation Unlimited	1,250	8.000	07/01/35	813
Commonwealth of Puerto Rico General Obligation Unlimited(Å)	720	6.000	07/01/39	459
Commonwealth of Puerto Rico General Obligation Unlimited(Å)	180	6.000	07/01/40	113
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds(µ)	265	5.000	07/01/28	276
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds	20	5.000	07/01/30	15
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds	50	5.000	07/01/33	37
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds	2,920	5.250	07/01/42	2,191
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds	75	6.000	07/01/44	58
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds	140	6.000	07/01/47	107
Puerto Rico Convention Center District Authority Revenue Bonds(µ)	100	5.000	07/01/17	100
Puerto Rico Convention Center District Authority Revenue Bonds(µ)	2,050	5.000	07/01/31	2,056
Puerto Rico Convention Center District Authority Revenue Bonds(µ)	125	4.500	07/01/36	125
Puerto Rico Electric Power Authority Revenue Bonds(µ)	270	5.000	07/01/22	274
Puerto Rico Electric Power Authority Revenue Bonds(µ)(Ê)	915	0.738	07/01/29	686
Puerto Rico Highways & Transportation Authority Revenue Bonds	60	5.000	07/01/28	16
Puerto Rico Highways & Transportation Authority Revenue Bonds(µ)	360	5.000	07/01/28	364
Puerto Rico Highways & Transportation Authority Revenue Bonds	205	5.000	07/01/32	54
Puerto Rico Highways & Transportation Authority Revenue Bonds(µ)	160	4.750	07/01/38	162
Puerto Rico Highways & Transportation Authority Revenue Bonds(µ)	3,700	5.250	07/01/38	3,942
Puerto Rico Highways & Transportation Authority Revenue Bonds	180	5.000	07/01/42	47
Puerto Rico Infrastructure Financing Authority Revenue Bonds(µ)	230	5.500	07/01/17	236
Puerto Rico Infrastructure Financing Authority Revenue Bonds(µ)	2,230	5.500	07/01/23	2,356
Puerto Rico Public Buildings Authority Revenue Bonds(µ)	1,500	5.250	07/01/21	1,582
Puerto Rico Public Buildings Authority Revenue Bonds(µ)	425	6.000	07/01/24	445
Puerto Rico Sales Tax Financing Corp. Revenue Bonds	115	6.750	08/01/32	64
Puerto Rico Sales Tax Financing Corp. Revenue Bonds	155	6.250	08/01/33	54
Puerto Rico Sales Tax Financing Corp. Revenue Bonds	900	12.308	08/01/34	115
Puerto Rico Sales Tax Financing Corp. Revenue Bonds	900	11.643	08/01/35	114
Puerto Rico Sales Tax Financing Corp. Revenue Bonds	200	11.026	08/01/37	23
Puerto Rico Sales Tax Financing Corp. Revenue Bonds	360	5.375	08/01/39	189
Puerto Rico Sales Tax Financing Corp. Revenue Bonds	1,425	5.250	08/01/41	748
Puerto Rico Sales Tax Financing Corp. Revenue Bonds(µ)	14,125	5.726	08/01/45	2,845
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds	235	6.125	08/01/19	82
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds	780	6.000	08/01/42	410
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds	610	6.500	08/01/44	334
				23,889
Rhode Island - 0.4%
Rhode Island Health & Educational Building Revenue Bonds	500	5.000	05/15/39	561
Tobacco Settlement Financing Corp. Revenue Bonds	12,000	8.548	06/01/52	647
				1,208
South Carolina - 0.1%
South Carolina Ports Authority Revenue Bonds	125	5.250	07/01/55	141

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt High Yield Bond Fund 533

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
South Carolina State Public Service Authority Revenue Bonds	250	5.250	12/01/55	293
				434
Tennessee - 1.7%
Chattanooga Health Educational & Housing Facility Board Revenue Bonds	650	5.000	10/01/35	750
Chattanooga-Hamilton County Hospital Authority Revenue Bonds	2,000	5.000	10/01/44	2,231
Johnson City Health & Educational Facilities Board Revenue Bonds	1,000	5.000	08/15/42	1,094
Metropolitan Government Nashville & Davidson County Health & Educational
Facilities Board Revenue Bonds	100	5.000	07/01/40	116
Metropolitan Government Nashville & Davidson County Health & Educational
Facilities Board Revenue Bonds	1,000	5.000	10/01/41	1,157
Metropolitan Government Nashville & Davidson County Health & Educational
Facilities Board Revenue Bonds	100	5.000	07/01/46	115
				5,463
Texas - 6.0%
Austin Convention Enterprises, Inc. Revenue Bonds(µ)	1,690	4.300	01/01/33	1,692
Austin Convention Enterprises, Inc. Revenue Bonds(µ)	785	5.000	01/01/34	789
Board of Managers Joint Guadalupe County-City of Seguin Hospital Revenue Bonds	50	5.250	12/01/35	55
Board of Managers Joint Guadalupe County-City of Seguin Hospital Revenue Bonds	65	5.000	12/01/40	69
Board of Managers Joint Guadalupe County-City of Seguin Hospital Revenue Bonds	50	5.000	12/01/45	53
Central Texas Regional Mobility Authority Revenue Bonds	100	5.000	01/01/45	113
Central Texas Regional Mobility Authority Revenue Bonds	100	5.000	01/01/46	113
Central Texas Turnpike System Revenue Bonds	3,000	5.000	08/15/42	3,341
City of Aubrey Texas Revenue Bonds	700	7.250	09/01/45	713
City of Celina Texas Special Assessment	50	6.250	09/01/45	53
City of Celina Texas Special Assessment	100	7.500	09/01/45	113
City of Houston Texas Airport System Revenue Bonds	500	5.000	07/01/29	555
City of Houston Texas Airport System Revenue Bonds	1,000	5.000	07/15/30	1,130
City of Houston Texas Airport System Revenue Bonds	1,000	5.000	07/15/35	1,099
Clifton Higher Education Finance Corp. Revenue Bonds	500	5.000	12/01/45	560
Decatur Hospital Authority Revenue Bonds	200	5.250	09/01/44	216
Grand Parkway Transportation Corp. Revenue Bonds	2,500	5.500	04/01/53	2,878
Kaufman County Fresh Water Supply District No. 1-C(µ)	185	4.000	09/01/35	192
New Hope Cultural Education Facilities Corp. Revenue Bonds	55	5.000	04/01/36	60
New Hope Cultural Education Facilities Corp. Revenue Bonds	1,500	4.750	04/01/46	1,632
New Hope Cultural Education Facilities Finance Corp. Revenue Bonds	500	5.375	11/15/36	501
North East Texas Regional Mobility Authority Revenue Bonds	385	5.000	01/01/41	434
Tarrant County Educational Facilities Financing Revenue Bonds	200	5.000	05/15/45	217
Texas City Industrial Development Corp. Revenue Bonds	1,000	4.125	12/01/45	1,004
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds	750	6.250	12/15/26	908
Texas State Transportation Revenue Bonds	100	5.000	12/31/50	110
Texas State Transportation Revenue Bonds	100	5.000	12/31/55	109
Tyler Health Facilities Development Corp. Revenue Bonds	500	5.250	11/01/27	511
Viridian Municipal Management District Special Assessment	100	4.000	12/01/21	106
Viridian Municipal Management District Special Assessment	100	4.750	12/01/43	102
				19,428
Vermont - 0.4%
Vermont Educational & Health Buildings Financing Agency Revenue Bonds	1,050	5.000	10/01/42	1,178

Virgin Islands - 1.7%
Virgin Islands Public Finance Authority Revenue Bonds(µ)	2,000	4.000	10/01/22	2,125
Virgin Islands Public Finance Authority Revenue Bonds	2,000	5.000	10/01/32	1,944
Virgin Islands Public Finance Authority Revenue Bonds	1,000	6.750	10/01/37	1,026
Virgin Islands Public Finance Authority Revenue Bonds	200	5.000	10/01/39	192

See accompanying notes which are an integral part of the financial statements.

534 Russell Tax Exempt High Yield Bond Fund

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)
	Principal				Fair
	Amount ($)		Rate	Date of	Value
	or Shares		%	Maturity	$
Virgin Islands Water & Power Authority – Electric System Revenue Bonds	250		5.000	07/01/31	233
					5,520
Virginia - 0.4%
Tobacco Settlement Financing Corp. Revenue Bonds	1,000		5.200	06/01/46	940
Tobacco Settlement Financing Corp. Revenue Bonds	125		5.000	06/01/47	115
Tobacco Settlement Financing Corp. Revenue Bonds	625		12.837	06/01/47	16
Virginia Small Business Financing Authority Revenue Bonds	180		5.000	01/01/40	192
					1,263
Washington - 1.3%
Washington Health Care Facilities Authority Revenue Bonds	2,315		5.000	07/01/39	2,544
Whidbey Island Public Hospital District General Obligation Unlimited	1,500		5.500	12/01/33	1,653
					4,197
Wisconsin - 0.6%
Public Finance Authority Revenue Bonds	100		4.300	11/01/30	106
Public Finance Authority Revenue Bonds	500		5.000	07/01/42	533
Public Finance Authority Revenue Bonds	1,000		5.875	04/01/45	1,066
Public Finance Authority Revenue Bonds	340		5.250	07/01/47	372
					2,077
Total Municipal Bonds (cost $291,739)					305,310

Short-Term Investments - 4.9%
Russell U.S. Cash Management Fund	15,908,906	(8)			15,912
Total Short-Term Investments (cost $15,910)					15,912

Total Investments 99.5% (identified cost $307,649)					321,222
Other Assets and Liabilities, Net - 0.5%					1,496
Net Assets - 100.0%					322,718

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt High Yield Bond Fund 535

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2016

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

					Principal	Cost per	Cost	Fair Value
% of Net Assets				Acquisition	Amount ($)	Unit	(000)	(000)
Securities				Date	or shares	$	$	$
0.5%
California Statewide Communities Development Authority Revenue Bonds				04/28/16	250,000	104.35	261	278
Charlotte County Industrial Development Authority Revenue Bonds				12/09/15	250,000	98.80	247	254
Commonwealth of Puerto Rico General Obligation Unlimited				06/02/15	130,000	70.84	92	83
Commonwealth of Puerto Rico General Obligation Unlimited				06/03/15	235,000	69.19	163	150
Commonwealth of Puerto Rico General Obligation Unlimited				06/03/15	110,000	78.83	87	70
Commonwealth of Puerto Rico General Obligation Unlimited				06/04/15	180,000	70.77	127	113
Commonwealth of Puerto Rico General Obligation Unlimited				08/31/16	720,000	65.53	472	459
Mohegan Tribal Finance Authority Revenue Bonds				10/06/15	350,000	95.43	334	366
								1,773
For a description of restricted securities see note 8 in the Notes to Financial Statements.

Interest Rate Swap Contracts

Amounts in thousands
							Termination	Fair Value
Counterparty	Notional Amount		Fund Receives	Fund Pays			Date	$
Morgan Stanley	USD	4,400	Three Month LIBOR	2.250%			12/21/41	(201)
Total Fair Value on Open Interest Rate Swap Contracts Premiums Paid (Received) – ($291) (å)								(201)

Presentation of Portfolio Holdings

Amount in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Municipal Bonds
Alabama	$—	$6,552	$—	$—	$6,552	2.0
Alaska	—	2,765	—	—	2,765	0.8
Arizona	—	3,147	—	—	3,147	1.0
California	—	38,411	—	—	38,411	11.9
Colorado	—	6,443	—	—	6,443	2.0
Connecticut	—	366	—	—	366	0.1
Delaware	—	1,097	—	—	1,097	0.3
District of Columbia	—	3,411	—	—	3,411	1.1
Florida	—	25,823	—	—	25,823	8.0
Georgia	—	3,169	—	—	3,169	1.0
Guam	—	4,619	—	—	4,619	1.4
Hawaii	—	2,339	—	—	2,339	0.7
Illinois	—	30,617	—	—	30,617	9.5
Indiana	—	3,440	—	—	3,440	1.1
Iowa	—	562	—	—	562	0.2
Kentucky	—	3,405	—	—	3,405	1.0
Louisiana	—	7,322	—	—	7,322	2.3
Maryland	—	2,776	—	—	2,776	0.9
Massachusetts	—	7,398	—	—	7,398	2.3
Michigan	—	13,375	—	—	13,375	4.1
Minnesota	—	4,305	—	—	4,305	1.3
Missouri	—	3,892	—	—	3,892	1.2

See accompanying notes which are an integral part of the financial statements.

536 Russell Tax Exempt High Yield Bond Fund

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Schedule of Investments, continued — October 31, 2016

Presentation of Portfolio Holdings

Amount in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Nevada	—	625	—	—	625	0.2
New Hampshire	—	560	—	—	560	0.2
New Jersey	—	16,131	—	—	16,131	5.0
New York	—	17,436	—	—	17,436	5.4
North Carolina	—	3,149	—	—	3,149	1.0
North Dakota	—	961	—	—	961	0.3
Ohio	—	6,792	—	—	6,792	2.1
Oklahoma	—	1,156	—	—	1,156	0.4
Oregon	—	5,999	—	—	5,999	1.9
Pennsylvania	—	12,610	—	—	12,610	3.9
Puerto Rico	—	23,889	—	—	23,889	7.4
Rhode Island	—	1,208	—	—	1,208	0.4
South Carolina	—	434	—	—	434	0.1
Tennessee	—	5,463	—	—	5,463	1.7
Texas	—	19,428	—	—	19,428	6.0
Vermont	—	1,178	—	—	1,178	0.4
Virgin Islands	—	5,520	—	—	5,520	1.7
Virginia	—	1,263	—	—	1,263	0.4
Washington	—	4,197	—	—	4,197	1.3
Wisconsin	—	2,077	—	—	2,077	0.6
Short-Term Investments	—	—	—	15,912	15,912	4.9
Total Investments	$—	$305,310	$—	$15,912	$321,222	99.5
Other Assets and Liabilities, Net						0.5
						100.0

Other Financial Instruments
Liabilities
Interest Rate Swap Contracts	—	(201)	—	—	(201)	(0.1)
Total Other Financial Instruments*	$—	$(201)	$—	$—	$(201)

* Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt High Yield Bond Fund 537

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Fair Value of Derivative Instruments — October 31, 2016

Amounts in thousands

Interest Rate
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Assets and Liabilities - Liabilities
Interest rate swap contracts, at fair value	$201
Interest Rate
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Operations - Net realized gain (loss)
Interest rate swap contracts	$(696)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Interest rate swap contracts	$151

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

538 Russell Tax Exempt High Yield Bond Fund

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2016

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value	$201	$—	$201
Total Financial and Derivative Liabilities		201	—	201
Financial and Derivative Liabilities not subject to a netting agreement		(201)	—	(201)
Total Financial and Derivative Liabilities subject to a netting agreement		$—	$—	$—

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt High Yield Bond Fund 539

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$307,649
Investments, at fair value(>)	321,222
Cash (restricted)(a)	787
Receivables:
Dividends and interest	4,118
Dividends from affiliated Russell funds	7
Investments sold	2,886
Fund shares sold	1,349
Total assets	330,369

Liabilities
Payables:
Investments purchased	6,999
Fund shares redeemed	176
Accrued fees to affiliates	152
Other accrued expenses	123
Interest rate swap contracts, at fair value(•)	201
Total liabilities	7,651

Net Assets	$322,718

See accompanying notes which are an integral part of the financial statements.

540 Russell Tax Exempt High Yield Bond Fund

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Statement of Assets and Liabilities, continued — October 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,186
Accumulated net realized gain (loss)	501
Unrealized appreciation (depreciation) on:
Investments	13,573
Interest rate swap contracts	90
Shares of beneficial interest	305
Additional paid-in capital	307,063
Net Assets	$322,718

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$10.58
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$10.99
Class A — Net assets	$1,980,247
Class A — Shares outstanding ($.01 par value)	187,118
Net asset value per share: Class C(#)	$10.56
Class C — Net assets	$2,095,319
Class C — Shares outstanding ($.01 par value)	198,386
Net asset value per share: Class E(#)	$10.59
Class E — Net assets	$18,321,306
Class E — Shares outstanding ($.01 par value)	1,730,708
Net asset value per share: Class S(#)	$10.59
Class S — Net assets	$300,321,148
Class S — Shares outstanding ($.01 par value)	28,368,256
Amounts in thousands
(•) Interest rate swap contracts - premiums paid (received)	$(291)
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$15,912

(a) Cash Collateral for Swaps	$787

(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt High Yield Bond Fund 541

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Dividends from affiliated Russell funds	$54
Interest	12,906
Total investment income	12,960

Expenses
Advisory fees	1,432
Administrative fees	138
Custodian fees (1)	106
Distribution fees - Class A	4
Distribution fees - Class C	10
Transfer agent fees - Class A	3
Transfer agent fees - Class C	3
Transfer agent fees - Class E	35
Transfer agent fees - Class S	532
Professional fees	46
Registration fees	116
Shareholder servicing fees - Class C	3
Shareholder servicing fees - Class E	44
Trustees’ fees	11
Printing fees	29
Offering fees	57
Miscellaneous	24
Expenses before reductions	2,593
Expense reductions	(699)
Net expenses	1,894
Net investment income (loss)	11,066

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,199
Interest rate swap contracts	(696)
Net realized gain (loss)	503
Net change in unrealized appreciation (depreciation) on:
Investments	11,588
Interest rate swap contracts	151
Net change in unrealized appreciation (depreciation)	11,739
Net realized and unrealized gain (loss)	12,242
Net Increase (Decrease) in Net Assets from Operations	$23,308

(1) Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 10 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

542 Russell Tax Exempt High Yield Bond Fund

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015 (1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,066	$3,218
Net realized gain (loss)	503	204
Net change in unrealized appreciation (depreciation)	11,739	1,924
Net increase (decrease) in net assets from operations	23,308	5,346

Distributions
From net investment income
Class A	(60)	(10)
Class C	(38)	(2)
Class E	(629)	(49)
Class S	(10,093)	(2,306)
From net realized gain
Class A	(1)	—
Class C	(1)	—
Class E	(13)	—
Class S	(190)	—
Net decrease in net assets from distributions	(11,025)	(2,367)

Share Transactions*
Net increase (decrease) in net assets from share transactions	61,150	246,306
Total Net Increase (Decrease) in Net Assets	73,433	249,285

Net Assets
Beginning of period	249,285	—
End of period	$322,718	$249,285
Undistributed (overdistributed) net investment income included in net assets	$1,186	$879
(1) For the period June 2, 2015 (commencement of operations) to October 31, 2015.

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt High Yield Bond Fund 543

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015	(1)
	Shares	Dollars	Shares		Dollars

Class A
Proceeds from shares sold	86	$895	140		$1,402
Proceeds from reinvestment of distributions	6	58	1		10
Payments for shares redeemed	(19)	(199)	(27)		(265)
Net increase (decrease)	73	754	114		1,147
Class C
Proceeds from shares sold	290	3,042	52		524
Proceeds from reinvestment of distributions	4	38	—**		2
Payments for shares redeemed	(145)	(1,517)	(3)		(34)
Net increase (decrease)	149	1,563	49		492
Class E
Proceeds from shares sold	290	3,038	1,657		16,479
Proceeds from reinvestment of distributions	61	639	5		49
Payments for shares redeemed	(256)	(2,676)	(26)		(270)
Net increase (decrease)	95	1,001	1,636		16,258
Class S
Proceeds from shares sold	11,243	117,796	24,486		244,766
Proceeds from reinvestment of distributions	981	10,233	231		2,297
Payments for shares redeemed	(6,705)	(70,197)	(1,868)		(18,654)
Net increase (decrease)	5,519	57,832	22,849		228,409
Total increase (decrease)	5,836	$61,150	24,648		$246,306

** Less than 500 shares.
(1) For the period June 2, 2015 (commencement of operations) to October 31, 2015.

See accompanying notes which are an integral part of the financial statements.

544 Russell Tax Exempt High Yield Bond Fund

(This page intentionally left blank)

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2016	10.11	.38	.48	.86	(.38)	(.01)
October 31, 2015(7)	10.00	.13	.08	.21	(.10)	—

Class C
October 31, 2016	10.10	.30	.48	.78	(.31)	(.01)
October 31, 2015(7)	10.00	.12	.06	.18	(.08)	—

Class E
October 31, 2016	10.11	.38	.48	.86	(.37)	(.01)
October 31, 2015(7)	10.00	.16	.05	.21	(.10)	—

Class S
October 31, 2016	10.11	.41	.48	.89	(.40)	(.01)
October 31, 2015(7)	10.00	.15	.07	.22	(.11)	—

See accompanying notes which are an integral part of the financial statements.

546 Russell Tax Exempt High Yield Bond Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

(.39)	10.58	8.59	1,980	1.13	.89	3.63	22
(.10)	10.11	2.11	1,155	1.12	.89	3.16	23

(.32)	10.56	7.79	2,096	1.88	1.64	2.86	22
(.08)	10.10	1.82	498	1.88	1.64	2.82	23

(.38)	10.59	8.68	18,321	1.13	.89	3.64	22
(.10)	10.11	2.13	16,539	1.15	.89	3.81	23

(.41)	10.59	8.95	300,321.88		.64	3.89	22
(.11)	10.11	2.20	231,093.88		.64	3.57	23

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt High Yield Bond Fund 547

Russell Investment Company
Russell Tax Exempt High Yield Bond Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Advisory fees	$75,546
Administration fees	13,096
Distribution fees	1,665
Shareholder servicing fees	4,324
Transfer agent fees	54,207
Trustee fees	3,016
$151,854

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
Russell U.S. Cash Management Fund $	8,960	$145,899	$138,948	$—	$1	$15,912	$54	$—
	$8,960	$145,899	$138,948	$—	$1	$15,912	$54	$—

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$307,604,978
Unrealized Appreciation	$15,166,718
Unrealized Depreciation	(1,549,481)
Net Unrealized Appreciation (Depreciation)	$13,617,237
Undistributed Ordinary Income	$1,643,447
Tax Composition of Distributions
Ordinary Income	$559,634
Tax-Exempt Income	$10,464,197

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transactions, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$61
Accumulated net realized gain (loss)	—
Additional paid-in capital	(61)

See accompanying notes which are an integral part of the financial statements.

548 Russell Tax Exempt High Yield Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

Russell Tax Exempt Bond Fund - Class A‡			BloombergC Barclays Municipal 1-15 Year Blend (1-17
	Total		Index)**
	Return			Total
1 Year	(0.52)%			Return
5 Years	2.33	%§	1 Year	3.10%
10 Years	3.13	%§	5 Years	3.51	%§
			10 Years	4.28	%§

Russell Tax Exempt Bond Fund - Class C			Tax Exempt Bond Linked Benchmark***
				Total
	Total			Return
	Return
1 Year	2.67%		1 Year	3.10%
5 Years	2.40	%§	5 Years	3.37	%§
10 Years	2.78	%§	10 Years	4.16	%§

Russell Tax Exempt Bond Fund - Class E
	Total
	Return
1 Year	3.42%
5 Years	3.17	%§
10 Years	3.55	%§

Russell Tax Exempt Bond Fund - Class S
	Total
	Return
1 Year	3.68%
5 Years	3.42	%§
10 Years	3.82	%§

Russell Tax Exempt Bond Fund 549

Russell Investment Company
Russell Tax Exempt Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The Russell Tax Exempt Bond Fund (the “Fund”) employs	The Fund will tend to perform well in markets where revenue
a multi-manager approach whereby portions of the Fund are	and industrial development sectors lead. This is generally an
allocated to different money manager strategies. Fund assets not	environment where the economy is stable and a higher coupon
allocated to money managers are managed by Russell Investment	can be clipped or an environment where municipal tax receipts
Management, LLC (“RIM”), the Fund’s advisor. RIM may change	are stable or increasing, providing a better ability for issuers to
the allocation of the Fund’s assets among money managers at	service their debt. This may also be generalized as a “risk on”
any time. An exemptive order from the Securities and Exchange	market where investors are generally bullish about the economy.
Commission (“SEC”) permits RIM to engage or terminate a money	Environments that feature sharp rises in interest rates or mass
manager at any time, subject to approval by the Fund’s Board,	sell offs in fixed income risk assets (e.g., the 2008 financial crisis)
without a shareholder vote. Pursuant to the terms of the exemptive	will tend to be unfavorable for the Fund.
order, the Fund is required to notify its shareholders within 90	For the fiscal year ended October 31, 2016, strong investor
days of when a money manager begins providing services. As of	demand, good performance in investment grade municipal
October 31, 2016, the Fund had two money managers.	revenue and industrial development sectors, and the flattening of
What is the Fund’s investment objective?	the intermediate and long end of the yield curve all combined to
The Fund seeks to provide federal tax-exempt current income	create a favorable environment for Fund performance.
consistent with the preservation of capital. The Fund will invest,	How did the investment strategies and techniques employed
under normal circumstances, at least 80% of the value of its	by the Fund and its money managers affect its benchmark-
assets in investments the income from which is exempt from	relative performance?
federal income tax.	With the exception of Class C Shares, the Fund outperformed its
How did the Fund perform relative to its benchmark for the	benchmark for the fiscal year. An overweight to revenue bonds was
fiscal year ended October 31, 2016?	beneficial, as was security selection within the state and regional
For the fiscal year ended October 31, 2016, the Fund’s Class	general obligation bond sector (e.g., Illinois, Puerto Rico).
A, Class C, Class E and Class S Shares gained 3.37%, 2.67%,	The Fund employs discretionary money managers. The Fund’s
3.42% and 3.68%, respectively. This is compared to the Fund’s	discretionary money managers select the individual portfolio
benchmark, the Bloomberg Barclays Municipal 1-15 Year Blend	securities for the assets assigned to them. Fund assets not
(1-17) Index, which gained 3.10% during the same period. The	allocated to discretionary money managers include the Fund’s
Fund’s performance includes operating expenses, whereas index	liquidity reserves and assets which may be managed directly by
returns are unmanaged and do not include expenses of any kind.	RIM to effect the Fund’s investment strategies and/or to actively
For the fiscal year ended October 31, 2016, the Morningstar®	manage the Fund’s overall exposures by investing in securities or
Muni National Intermediate Category, a group of funds that	other instruments that RIM believes will achieve the desired risk/
Morningstar considers to have investment strategies similar to	return profile for the Fund.
those of the Fund, gained 3.49%. This result serves as a peer	AllianceBernstein, L.P. (“AllianceBernstein”) moderately
comparison and is expressed net of operating expenses.	outperformed the Fund’s benchmark over the one-year period. An overweight to the intermediate part of the municipal yield curve, a
How did the market conditions described in the Market	concentration in A- and BBB-rated issues and security selection
Summary report affect the Fund’s performance?	within special tax and hospital sectors helped drive positive
For the fiscal year ended October 31, 2016, the U.S. municipal	results.
yield curve twisted and flattened significantly around 5-year
maturities, with shorter term yields rising over 50 basis points	MacKay Shields LLC (“MacKay Shields”) outperformed the
(with the price of these bonds declining) and longer term yields	Fund’s benchmark for the one-year period primarily due to an
declining 30-50 basis (with the prices of these bonds increasing).	overweight to maturities beyond 10-years, and sector and quality
This was driven in large part by a similar flattening in the U.S.	selection. Insured Puerto Rico bonds, which rallied strongly in the
treasury yield curve and investors rushing into the municipal bond	latter part of the year, were key to outperformance. Revenue bonds
market, creating strong demand for this class of bonds. Revenue	also contributed to positive results, particularly transportation,
bonds led performance among municipal sectors, as did A- and	industrial development and hospital bonds.
BBB-rated cohorts among quality. Among states, New Jersey and	RIM’s decision to tactically overweight the Fund’s allocation
Illinois did well, as did the U.S. territory of Puerto Rico despite	to MacKay Shields versus AllianceBernstein was positive for
its fiscal difficulties. The relatively more defensive pre-refunded	performance, given the former manager’s relatively stronger
sector fared worst among municipal sectors.	results.

550 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

During the period, the Fund did not use derivatives.		The views expressed in this report reflect those of the
portfolio managers only through the end of the period
Describe any changes to the Fund’s structure or the money		covered by the report. These views do not necessarily
manager line-up.		represent the views of RIM or any other person in RIM or
There were no changes to the Fund’s structure or money manager		any other affiliated organization. These views are subject
line-up during the fiscal year.		to change at any time based upon market conditions or
Money Managers as of October 31,		other events, and RIM disclaims any responsibility to
2016	Styles	update the views contained herein. These views should not
AllianceBernstein, L.P.		be relied on as investment advice and, because investment
MacKay Shields LLC	Sector Sector Specialist Specialist	decisions for a Russell Investment Company (“RIC”) Fund
are based on numerous factors, should not be relied on as
an indication of investment decisions of any RIC Fund.

* Assumes initial investment on November 1, 2006.

** The Bloomberg Barclays Municipal 1-15 Yr Blend (1-17) Index is an index, with income reinvested, representative of municipal bonds with maturities ranging from 1-17 years.

Effective August 24, 2016 the Barclays fixed income benchmark indices, including the Barclays Aggregate family of indices, were renamed the Bloomberg
Barclays family of indices.

*** The Tax Exempt Bond Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The Tax Exempt Bond Linked Benchmark represents the returns of the Bloomberg Barclays Municipal
1-10 Yr Blend (1-12) Index through June 30, 2013 and the returns of the Bloomberg Barclays Municipal 1-15 Yr Blend (1-17) Index thereafter.

‡ The Fund first issued Class A Shares on June 1, 2010.  The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%.  Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

Russell Tax Exempt Bond Fund 551

Russell Investment Company
Russell Tax Exempt Bond Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including distribution (12b-1) and/or service fees and other			Performance (5%
Fund expenses. The Example is intended to help you understand		Actual	return before
your ongoing costs (in dollars) of investing in the Fund and to	Class A	Performance	expenses)
Beginning Account Value
compare these costs with the ongoing costs of investing in other	May 1, 2016	$1,000.00	$1,000.00
mutual funds. The Example is based on an investment of $1,000	Ending Account Value
invested at the beginning of the period and held for the entire	October 31, 2016	$1,004.20	$1,021.01
period indicated, which for this Fund is from May 1, 2016 to	Expenses Paid During Period*	$4.13	$4.17

October 31, 2016.	* Expenses are equal to the Fund's annualized expense ratio of 0.82%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
The information in the table under the heading “Actual	year period). May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2016	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2016	$1,000.70	$1,017.44
	Expenses Paid During Period*	$7.69	$7.76
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 1.53%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/366 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period). May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class E	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2016	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2016	$1,004.40	$1,021.22
of other funds.	Expenses Paid During Period*	$3.93	$3.96

* Expenses are equal to the Fund's annualized expense ratio of 0.78%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

552 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Shareholder Expense Example, continued — October 31, 2016 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,005.70	$1,022.47
Expenses Paid During Period*	$2.67	$2.69

* Expenses are equal to the Fund's annualized expense ratio of 0.53%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Russell Tax Exempt Bond Fund 553

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Municipal Bonds - 94.1%
Alabama - 1.6%
Alabama 21st Century Authority Revenue Bonds	1,120	5.000	06/01/18	1,185
Alabama 21st Century Authority Revenue Bonds	545	5.000	06/01/20	610
Alabama Public School & College Authority Revenue Bonds	3,385	5.000	05/01/23	4,111
Alabama Special Care Facilities Financing Authority-Birmingham Alabama Revenue
Bonds	850	5.250	06/01/25	954
Birmingham Water Works Board Revenue Bonds(µ)	1,275	5.000	01/01/17	1,284
County of Jefferson Alabama General Obligation Limited(µ)	4,100	5.000	04/01/22	4,175
County of Jefferson Alabama Sewer Revenue Bonds	2,230	5.000	10/01/22	2,531
Homewood Educational Building Authority Revenue Bonds(µ)	485	5.000	12/01/26	564
Limestone County Board of Education Special Tax(µ)	1,000	5.000	11/01/30	1,168
Limestone County Board of Education Special Tax(µ)	1,000	5.000	11/01/31	1,166
Mobile County Board of School Commissioners Revenue Bonds	1,445	5.000	03/01/32	1,665
University of South Alabama Revenue Bonds(µ)	1,530	5.000	11/01/24	1,865
University of South Alabama Revenue Bonds(µ)	1,695	5.000	11/01/25	2,085
				23,363
Alaska - 0.1%
Alaska Railroad Corp. Revenue Bonds	500	5.000	08/01/18	532
City of Valdez Alaska Revenue Bonds	750	5.000	01/01/21	853
Northern Tobacco Securitization Corp. Revenue Bonds	350	5.000	06/01/32	345
				1,730
Arizona - 2.3%
Apache County Industrial Development Authority Revenue Bonds	3,000	4.500	03/01/30	3,294
Arizona Health Facilities Authority Revenue Bonds	2,000	5.250	01/01/18	2,100
Arizona Health Facilities Authority Revenue Bonds	2,000	5.000	02/01/18	2,096
Arizona Health Facilities Authority Revenue Bonds	2,000	5.250	01/01/22	2,096
Arizona Health Facilities Authority Revenue Bonds	2,255	5.000	02/01/34	2,505
Arizona Transportation Board Revenue Bonds	2,685	5.000	07/01/25	3,312
Arizona Water Infrastructure Finance Authority Revenue Bonds	1,000	5.000	10/01/18	1,078
County of Pinal Arizona Revenue Bonds	2,455	5.000	08/01/21	2,858
County of Pinal Arizona Revenue Bonds	1,775	5.000	08/01/25	2,161
Maricopa County Pollution Control Corp. Revenue Bonds(Ê)	2,310	5.200	06/01/43	2,579
Salt River Project Agricultural Improvement & Power District Revenue Bonds	1,635	5.000	01/01/25	1,774
Salt Verde Financial Corp. Revenue Bonds	1,045	5.250	12/01/24	1,260
Student & Academic Services LLC Revenue Bonds(µ)	200	5.000	06/01/26	240
Student & Academic Services LLC Revenue Bonds(µ)	425	5.000	06/01/27	506
Student & Academic Services LLC Revenue Bonds(µ)	390	5.000	06/01/28	461
Town of Marana Arizona Revenue Bonds	2,240	5.000	07/01/26	2,704
Town of Marana Arizona Revenue Bonds	800	5.000	07/01/27	960
Town of Marana Arizona Revenue Bonds	1,735	5.000	07/01/28	2,073
				34,057
Arkansas - 0.2%
County of Pulaski Arkansas Revenue Bonds	1,000	5.000	03/01/29	1,212
Henderson State University Revenue Bonds(µ)	850	2.000	11/01/16	850
Henderson State University Revenue Bonds(µ)	220	3.000	11/01/18	228
Pulaski County Public Facilities Board Revenue Bonds	440	5.000	12/01/22	524
				2,814
California - 8.0%
Abag Finance Authority for Nonprofit Corps. Revenue Bonds	1,340	6.000	08/01/30	1,601
Alum Rock Union Elementary School District General Obligation Unlimited(µ)	400	5.000	08/01/20	456
Alum Rock Union Elementary School District General Obligation Unlimited(µ)	600	5.000	08/01/21	702
Alum Rock Union Elementary School District General Obligation Unlimited(µ)	2,855	5.000	08/01/32	3,397

See accompanying notes which are an integral part of the financial statements.

554 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Anaheim Housing & Public Improvements Authority Revenue Bonds	2,450	5.000	10/01/31	2,823
Anaheim Housing & Public Improvements Authority Revenue Bonds	2,000	5.000	10/01/32	2,300
Brentwood Infrastructure Financing Authority Special Assessment(µ)	1,000	5.000	09/02/29	1,190
California Health Facilities Financing Authority Revenue Bonds	1,000	5.000	11/15/29	1,138
California State Public Works Board Revenue Bonds	1,100	5.000	12/01/16	1,104
California State Public Works Board Revenue Bonds	825	4.000	12/01/34	897
California Statewide Communities Development Authority Revenue Bonds	640	3.500	11/01/18	651
California Statewide Communities Development Authority Revenue Bonds	2,260	5.000	04/01/19	2,476
California Statewide Communities Development Authority Revenue Bonds	1,405	6.000	05/15/23	1,516
California Statewide Communities Development Authority Revenue Bonds	1,015	5.000	05/15/30	1,211
California Statewide Communities Development Authority Revenue Bonds	1,565	6.125	11/01/33	1,801
California Statewide Communities Development Authority Revenue Bonds	1,000	5.000	08/01/34	1,167
California Statewide Communities Development Authority Revenue Bonds	1,000	5.000	12/01/36	1,123
Centinela Valley Union High School District General Obligation Unlimited	500	5.750	08/01/27	640
Centinela Valley Union High School District General Obligation Unlimited	1,000	5.750	08/01/28	1,281
Centinela Valley Union High School District General Obligation Unlimited	650	5.750	08/01/29	832
City of Fresno California Airport Revenue Bonds(µ)	225	5.000	07/01/22	262
City of Los Angeles Department of Airports Revenue Bonds	1,655	5.000	05/15/29	1,872
City of Vallejo California Water Revenue Bonds	2,755	5.250	05/01/27	3,318
City of Vallejo California Water Revenue Bonds	3,105	5.250	05/01/29	3,727
County of Los Angeles California Certificate Of Participation	200	5.000	09/01/20	228
County of Los Angeles California Certificate Of Participation	500	5.000	03/01/21	579
County of Los Angeles California Certificate Of Participation	125	5.000	09/01/21	147
County of Los Angeles California Certificate Of Participation	430	5.000	09/01/22	515
County of Sacramento California Airport System Revenue Bonds	2,000	5.000	07/01/22	2,133
Dinuba Redevelopment Agency Tax Allocation(µ)	590	5.000	09/01/33	690
Emeryville Redevelopment Agency Successor Agency Tax Allocation	1,980	5.000	09/01/20	2,265
Florin Resource Conservation District Revenue Bonds(µ)	300	4.000	09/01/17	308
Florin Resource Conservation District Revenue Bonds(µ)	455	4.000	09/01/18	481
Florin Resource Conservation District Revenue Bonds(µ)	450	5.000	09/01/24	553
Golden State Tobacco Securitization Corp. Revenue Bonds(µ)	750	4.600	06/01/23	790
Jurupa California Public Authority Special Tax Revenue Bonds	425	3.500	09/01/17	435
Modesto Irrigation District Revenue Bonds	1,425	5.000	07/01/17	1,465
Oxnard Financing Authority Revenue Bonds(µ)	740	5.000	06/01/21	852
Oxnard Financing Authority Revenue Bonds(µ)	775	5.000	06/01/34	907
Oxnard School District General Obligation Unlimited(µ)	810	5.250	08/01/28	1,012
Oxnard School District General Obligation Unlimited(µ)	325	5.250	08/01/29	403
Pajaro Valley Water Management Agency Revenue Bonds(µ)	775	4.000	03/01/18	808
Riverside County Public Financing Authority Tax Allocation(µ)	2,270	5.000	10/01/27	2,765
Sacramento Unified School District General Obligation Unlimited(µ)	4,000	5.000	07/01/31	4,672
San Diego Public Facilities Financing Authority Water Revenue Bonds	8,415	5.000	08/01/26	10,838
San Francisco City & County Public Utilities Commission Water Revenue Bonds	2,685	5.000	11/01/27	3,160
San Joaquin Hills Transportation Corridor Agency Revenue Bonds	5,000	5.000	01/15/29	5,877
San Ysidro School District Certificate Of Participation(µ)	1,175	5.000	09/01/28	1,393
Shasta Lake Public Finance Authority Tax Allocation(µ)	385	5.000	12/01/25	482
South Orange County Public Financing Authority Special Tax	900	5.000	08/15/29	1,012
Southern California Public Power Authority Revenue Bonds	1,500	5.000	07/01/18	1,603
Southern California Public Power Authority Revenue Bonds	1,000	5.000	07/01/23	1,140
State of California Department of Water Resources Power Supply Revenue Bonds	1,000	5.000	05/01/17	1,021
State of California Department of Water Resources Revenue Bonds(ae)	860	5.000	06/01/18	917
State of California Department of Water Resources Revenue Bonds	140	5.000	12/01/21	149

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund 555

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
State of California General Obligation Unlimited(µ)	1,000	6.000	02/01/17	1,013
State of California General Obligation Unlimited(ae)	635	5.250	07/01/19	708
State of California General Obligation Unlimited	2,000	5.000	02/01/20	2,252
State of California General Obligation Unlimited	2,500	5.500	04/01/21	2,776
State of California General Obligation Unlimited	365	5.250	07/01/21	407
State of California General Obligation Unlimited	1,000	5.250	03/01/22	1,139
State of California General Obligation Unlimited	7,095	5.000	11/01/25	8,727
State of California General Obligation Unlimited	5,760	5.000	03/01/26	7,144
State of California General Obligation Unlimited	2,500	5.250	09/01/28	2,974
State of California General Obligation Unlimited	2,685	5.000	10/01/29	2,834
State of California General Obligation Unlimited	450	5.000	02/01/31	528
Tuolumne Wind Project Authority Revenue Bonds	1,500	5.000	01/01/18	1,570
Watereuse Finance Authority Revenue Bonds	1,230	5.500	05/01/36	1,509
				120,666
Colorado - 2.1%
City & County of Denver Colorado Airport System Revenue Bonds	1,965	5.000	11/15/25	2,323
City of Colorado Springs Colorado Utilities System Revenue Bonds	4,000	5.000	11/15/18	4,331
Colorado Educational & Cultural Facilities Authority Revenue Bonds	2,000	5.000	04/01/18	2,110
Colorado Educational & Cultural Facilities Authority Revenue Bonds	1,220	5.000	10/01/20	1,377
Colorado Educational & Cultural Facilities Authority Revenue Bonds	1,000	5.000	08/15/30	1,140
Colorado Health Facilities Authority Revenue Bonds	255	5.250	06/01/23	256
Colorado Health Facilities Authority Revenue Bonds	1,500	5.000	09/01/30	1,773
Colorado Health Facilities Authority Revenue Bonds	685	5.250	02/01/31	761
Denver Convention Center Hotel Authority Revenue Bonds(µ)	1,265	5.000	12/01/35	1,266
Denver Health & Hospital Authority Revenue Bonds	525	4.250	12/01/33	565
Denver Urban Renewal Authority Tax Allocation	1,575	5.000	12/01/21	1,862
E-470 Public Highway Authority Revenue Bonds	2,250	5.375	09/01/26	2,500
Eaton Area Park & Recreation District General Obligation Limited	470	5.500	12/01/30	514
Park 70 Metropolitan District General Obligation Unlimited	150	5.000	12/01/16	151
Park 70 Metropolitan District General Obligation Unlimited	165	5.000	12/01/19	180
Park 70 Metropolitan District General Obligation Unlimited	195	5.000	12/01/20	217
Park Creek Metropolitan District Revenue Bonds	1,860	4.000	12/01/20	2,001
Regional Transportation District Certificate Of Participation	6,725	5.000	06/01/27	7,926
				31,253
Connecticut - 1.9%
City of Bridgeport Connecticut General Obligation Unlimited(µ)	965	5.000	07/01/29	1,127
City of Hartford Connecticut General Obligation Unlimited(µ)	155	5.000	08/15/22	178
City of New Haven Connecticut General Obligation Unlimited(µ)	2,000	5.000	08/01/21	2,295
City of New Haven Connecticut General Obligation Unlimited(µ)	1,915	5.000	09/01/30	2,250
Connecticut State Health & Educational Facility Authority Revenue Bonds	2,500	5.000	07/01/25	2,668
State of Connecticut General Obligation Unlimited	6,500	5.000	11/15/21	7,578
State of Connecticut General Obligation Unlimited	5,685	5.000	11/15/22	6,742
State of Connecticut Special Tax Revenue Bonds	4,470	5.000	10/01/25	5,425
				28,263
District of Columbia - 0.2%
District of Columbia Revenue Bonds	2,000	5.000	06/01/36	2,306
Metropolitan Washington Airports Authority Revenue Bonds	1,205	5.000	10/01/35	1,362
				3,668
Florida - 8.6%
Capital Projects Finance Authority Revenue Bonds(µ)	220	5.125	10/01/21	224
Central Florida Expressway Authority Revenue Bonds	500	4.000	07/01/31	546
Central Florida Expressway Authority Revenue Bonds	3,250	5.000	07/01/33	3,867

See accompanying notes which are an integral part of the financial statements.

556 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Citizens Property Insurance Corp. Revenue Bonds	2,500	5.000	06/01/18	2,655
Citizens Property Insurance Corp. Revenue Bonds	2,495	5.000	06/01/19	2,734
Citizens Property Insurance Corp. Revenue Bonds	2,500	5.000	06/01/20	2,819
Citizens Property Insurance Corp. Revenue Bonds	7,385	5.000	06/01/22	8,737
City of Lakeland Florida Department of Electric Utilities Revenue Bonds(µ)	2,000	5.000	10/01/17	2,077
City of Miami Beach Florida Parking Revenue Bonds(µ)	395	5.000	09/01/32	466
City of Miami Beach Florida Parking Revenue Bonds(µ)	1,755	5.000	09/01/33	2,063
City of North Port Florida Special Assessment(µ)	715	5.000	07/01/25	853
City of North Port Florida Special Assessment(µ)	1,135	5.000	07/01/26	1,350
City of Tallahassee Florida Revenue Bonds	500	5.000	12/01/27	604
City of Tallahassee Florida Revenue Bonds	650	5.000	12/01/28	781
Collier County Industrial Development Authority Revenue Bonds	1,695	5.500	10/01/26	1,957
County of Miami-Dade Florida Aviation Revenue Bonds(ae)	300	5.250	10/01/20	347
County of Miami-Dade Florida Aviation Revenue Bonds	935	5.250	10/01/30	1,069
County of Miami-Dade Florida Revenue Bonds	3,000	5.000	10/01/28	3,435
County of Miami-Dade Florida Revenue Bonds	3,600	5.000	10/01/29	4,119
County of Miami-Dade Florida Revenue Bonds(µ)	4,310	Zero coupon	10/01/35	2,004
County of Orange Florida Sales Tax Revenue Bonds	8,885	5.000	01/01/20	9,947
Escambia County Health Facilities Authority Revenue Bonds	2,345	6.000	08/15/36	2,669
Florida Municipal Power Agency Revenue Bonds	4,660	5.000	10/01/28	5,751
JEA Electric System Revenue Bonds	1,000	5.000	10/01/17	1,038
JEA Electric System Revenue Bonds	645	5.000	10/01/20	737
Kissimmee Utility Authority Revenue Bonds(µ)	1,000	5.000	10/01/17	1,037
Miami Beach Health Facilities Authority Revenue Bonds	5,930	5.000	11/15/29	6,671
Miami-Dade County Expressway Authority Revenue Bonds	350	5.000	07/01/18	373
Miami-Dade County Expressway Authority Revenue Bonds	1,400	5.000	07/01/31	1,694
Mid-Bay Bridge Authority Revenue Bonds	455	5.000	10/01/23	541
Mid-Bay Bridge Authority Revenue Bonds	2,500	7.250	10/01/34	3,211
Orange County Health Facilities Authority Revenue Bonds	3,000	5.000	10/01/39	3,464
Orlando Utilities Commission Revenue Bonds	3,000	5.000	10/01/19	3,336
Orlando-Orange County Expressway Authority Revenue Bonds	4,145	5.000	07/01/20	4,685
Palm Beach County Health Facilities Authority Revenue Bonds	1,000	3.000	12/01/17	1,019
Reedy Creek Improvement District General Obligation Limited	850	5.000	06/01/20	961
Reedy Creek Improvement District General Obligation Limited	5,000	5.000	06/01/25	6,057
Reedy Creek Improvement District General Obligation Limited	4,870	5.000	06/01/26	5,870
South Miami Health Facilities Authority Revenue Bonds	750	5.000	08/15/18	775
State of Florida General Obligation Unlimited	11,000	5.000	06/01/21	12,862
State of Florida General Obligation Unlimited	2,990	5.000	06/01/22	3,572
Tampa Sports Authority Revenue Bonds	6,790	5.000	01/01/22	7,984
Volusia County School Board Certificate Of Participation(µ)	1,730	5.000	08/01/32	2,047
				129,008
Georgia - 1.4%
City of Atlanta Department of Aviation Revenue Bonds	2,500	5.000	01/01/20	2,798
City of Atlanta Department of Aviation Revenue Bonds	825	5.250	01/01/30	946
City of Atlanta Georgia General Obligation Limited	3,415	5.000	12/01/21	4,041
City of Atlanta Georgia Water & Wastewater Revenue Bonds	1,000	6.000	11/01/20	1,147
City of Atlanta Georgia Water & Wastewater Revenue Bonds(µ)	2,000	5.500	11/01/23	2,256
City of Atlanta Georgia Water & Wastewater Revenue Bonds	1,300	6.000	11/01/25	1,491
Glynn-Brunswick Memorial Hospital Authority Revenue Bonds	1,000	5.000	08/01/21	1,151
Glynn-Brunswick Memorial Hospital Authority Revenue Bonds	1,220	5.000	08/01/22	1,434
Municipal Electric Authority of Georgia Revenue Bonds(µ)	850	6.250	01/01/17	858
Private Colleges & Universities Authority Revenue Bonds	565	5.000	04/01/17	574

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund 557

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Private Colleges & Universities Authority Revenue Bonds	1,190	5.000	04/01/27	1,391
Savannah Hospital Authority Revenue Bonds	1,000	5.500	07/01/28	1,205
State of Georgia General Obligation Unlimited	1,240	5.000	07/01/17	1,275
				20,567
Guam - 1.3%
Guam Government Waterworks Authority Revenue Bonds	1,240	5.000	07/01/28	1,413
Guam Government Waterworks Authority Revenue Bonds	5,200	5.000	07/01/29	5,940
Guam Power Authority Revenue Bonds	2,500	5.500	10/01/30	2,754
Guam Power Authority Revenue Bonds	1,000	5.000	10/01/34	1,100
Territory of Guam Revenue Bonds	250	5.000	12/01/19	274
Territory of Guam Revenue Bonds	400	5.000	12/01/21	457
Territory of Guam Revenue Bonds	500	5.000	12/01/23	590
Territory of Guam Revenue Bonds	500	5.375	12/01/24	566
Territory of Guam Revenue Bonds	4,675	5.000	12/01/29	5,552
Territory of Guam Revenue Bonds	785	5.000	01/01/32	861
				19,507
Idaho - 0.7%
Idaho Health Facilities Authority Revenue Bonds	1,000	5.000	09/01/28	1,151
Idaho Health Facilities Authority Revenue Bonds	710	5.000	09/01/29	811
Idaho Health Facilities Authority Revenue Bonds	1,500	5.000	12/01/30	1,736
Idaho Housing & Finance Association Revenue Bonds(µ)	1,330	5.250	07/15/21	1,428
Idaho Housing & Finance Association Revenue Bonds(µ)	1,665	5.250	07/15/26	1,788
Idaho Housing & Finance Association Revenue Bonds	1,670	5.000	07/15/31	1,955
Idaho State Building Authority Revenue Bonds	940	5.000	09/01/23	1,090
				9,959
Illinois - 8.1%
Chicago Board of Education General Obligation Unlimited(µ)	1,405	5.000	12/01/19	1,444
Chicago Board of Education General Obligation Unlimited	5,000	7.000	12/01/26	5,239
Chicago Board of Education General Obligation Unlimited(µ)	2,120	5.000	12/01/27	2,200
Chicago Board of Education General Obligation Unlimited(µ)	1,750	Zero coupon	12/01/30	902
Chicago Midway International Airport Revenue Bonds	4,435	5.000	01/01/34	5,061
Chicago Public Building Commission Revenue Bonds(µ)	1,580	5.250	12/01/18	1,650
City of Chicago Illinois General Obligation Unlimited	715	5.000	01/01/17	718
City of Chicago Illinois General Obligation Unlimited	1,115	5.000	01/01/19	1,150
City of Chicago Illinois General Obligation Unlimited(µ)	575	5.000	12/01/19	577
City of Chicago Illinois General Obligation Unlimited(µ)	380	5.000	01/01/20	382
City of Chicago Illinois General Obligation Unlimited(µ)	250	4.250	01/01/21	251
City of Chicago Illinois General Obligation Unlimited(µ)	2,535	4.250	12/01/21	2,540
City of Chicago Illinois General Obligation Unlimited	1,500	5.000	01/01/24	1,547
City of Chicago Illinois General Obligation Unlimited(µ)	2,825	5.250	01/01/24	2,926
City of Chicago Illinois Midway Airport Revenue Bonds	940	5.000	01/01/30	1,088
City of Chicago Illinois Motor Fuel Tax Revenue Bonds	1,560	5.000	01/01/28	1,648
City of Chicago Illinois Motor Fuel Tax Revenue Bonds	725	5.000	01/01/29	763
City of Chicago Illinois Wastewater Transmission Revenue Bonds	625	5.000	01/01/18	649
City of Chicago Illinois Wastewater Transmission Revenue Bonds	505	5.000	01/01/29	566
City of Chicago Illinois Wastewater Transmission Revenue Bonds	1,630	5.000	01/01/35	1,804
City of Chicago Illinois Waterworks Revenue Bonds	1,000	5.000	11/01/34	1,130
City of Chicago Illinois Waterworks Revenue Bonds(µ)	100	5.000	11/01/24	100
City of Freeport Illinois General Obligation Unlimited(µ)	435	2.000	12/01/17	440
City of Freeport Illinois General Obligation Unlimited(µ)	650	2.000	12/01/18	659
City of Peoria Illinois General Obligation Unlimited	625	5.000	01/01/22	655
City of Springfield Illinois Electric Revenue Bonds	1,280	5.000	03/01/32	1,479

See accompanying notes which are an integral part of the financial statements.

558 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Cook County Community College District No. 508 General Obligation Unlimited	1,500	5.250	12/01/28	1,704
County of Cook Illinois General Obligation Unlimited	350	5.000	11/15/21	399
County of Du Page Illinois General Obligation Limited	600	5.000	01/01/28	737
Illinois Finance Authority Revenue Bonds	1,000	5.000	11/15/18	1,078
Illinois Finance Authority Revenue Bonds	1,000	5.375	10/01/23	1,115
Illinois Finance Authority Revenue Bonds	1,000	5.375	10/01/24	1,112
Illinois Finance Authority Revenue Bonds	1,000	6.000	10/01/28	1,078
Illinois Finance Authority Revenue Bonds	2,500	5.750	08/15/29	2,765
Illinois Sports Facilities Authority Revenue Bonds(µ)	1,000	5.250	06/15/31	1,135
Illinois State Toll Highway Authority Revenue Bonds	5,000	5.000	12/01/32	5,905
McHenry County Community Unit School District No. 12 Johnsburg General Obligation
Unlimited(µ)	850	5.000	01/01/33	951
Metropolitan Pier & Exposition Authority Revenue Bonds	1,500	5.000	12/15/22	1,528
Metropolitan Pier & Exposition Authority Revenue Bonds	5,565	5.000	12/15/28	6,064
Northern Illinois Municipal Power Agency Revenue Bonds(µ)	4,025	5.000	01/01/23	4,216
Northern Illinois Municipal Power Agency Revenue Bonds	345	5.000	12/01/26	426
Railsplitter Tobacco Settlement Authority Revenue Bonds	1,000	5.000	06/01/18	1,056
Railsplitter Tobacco Settlement Authority Revenue Bonds	1,000	5.000	06/01/19	1,088
Southern Illinois University Revenue Bonds(µ)	1,470	5.000	04/01/27	1,712
Southern Illinois University Revenue Bonds(µ)	850	5.000	04/01/28	986
Southwestern Illinois Development Authority Revenue Bonds(µ)	1,005	5.000	10/15/33	1,145
State of Illinois General Obligation Unlimited	2,000	5.000	04/01/21	2,169
State of Illinois General Obligation Unlimited	3,000	5.000	07/01/21	3,265
State of Illinois General Obligation Unlimited	1,000	5.000	08/01/22	1,097
State of Illinois General Obligation Unlimited	2,500	5.000	02/01/24	2,755
State of Illinois General Obligation Unlimited	2,290	5.000	08/01/25	2,490
State of Illinois General Obligation Unlimited(µ)	4,500	4.000	02/01/30	4,511
State of Illinois General Obligation Unlimited	2,175	5.000	05/01/30	2,336
State of Illinois Revenue Bonds	12,500	5.000	06/15/21	14,432
State of Illinois Sports Facilities Authority Revenue Bonds	1,125	5.000	06/15/18	1,182
State of Illinois Sports Facilities Authority Revenue Bonds	500	5.000	06/15/19	539
University of Illinois Revenue Bonds	1,115	5.000	04/01/20	1,242
University of Illinois Revenue Bonds	1,470	5.500	04/01/31	1,662
Village of Bellwood Illinois General Obligation Unlimited	1,000	5.875	12/01/27	1,177
Village of Bellwood Illinois General Obligation Unlimited(µ)	2,075	5.000	12/01/32	2,362
Village of East Dundee Illinois General Obligation Unlimited(µ)	600	4.000	12/01/23	675
Village of Franklin Park Illinois General Obligation Unlimited(µ)	295	5.000	07/01/18	314
Village of Melrose Park Illinois General Obligation Unlimited(µ)	530	2.000	12/15/17	537
Volo Village Special Service Area No. 3 & 6 Special Tax(µ)	1,095	5.000	03/01/34	1,255
West Chicago Park District General Obligation Unlimited(µ)	795	5.250	12/01/29	856
Western Illinois Economic Development Authority Revenue Bonds(µ)	1,140	5.000	01/01/27	1,326
Western Illinois Economic Development Authority Revenue Bonds(µ)	725	5.000	01/01/28	841
Western Illinois University Revenue Bonds(µ)	485	5.000	04/01/21	542
Western Illinois University Revenue Bonds(µ)	560	5.000	04/01/24	652
				121,985
Indiana - 0.1%
City of Indianapolis Indiana Gas Utility Revenue Bonds(µ)	1,000	5.000	08/15/23	1,127
Indianapolis Local Public Improvement Bond Bank Revenue Bonds	1,000	5.000	02/01/18	1,052
				2,179
Iowa - 0.8%
City of Ames Iowa Revenue Bonds	2,000	5.000	06/15/31	2,363
Iowa Finance Authority Revenue Bonds	4,000	5.000	07/01/28	4,602

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund 559

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Iowa Higher Education Loan Authority Revenue Bonds	1,625	5.000	12/01/18	1,758
Xenia Rural Water District Revenue Bonds	3,000	5.000	12/01/28	3,516
				12,239
Kansas - 0.3%
Seward County Unified School District No. 480 Liberal General Obligation Unlimited	4,000	5.000	09/01/30	4,672

Kentucky - 0.7%
City of Murray Kentucky Revenue Bonds	275	2.000	08/01/17	276
City of Murray Kentucky Revenue Bonds	420	2.000	08/01/18	421
Commonwealth of Kentucky Certificate Of Participation	275	2.000	06/15/17	277
County of Harrison Kentucky Revenue Notes	1,000	1.500	05/01/17	1,000
Kentucky Economic Development Finance Authority Revenue Bonds	1,500	3.000	05/15/22	1,498
Kentucky Economic Development Finance Authority Revenue Bonds	2,035	4.000	07/01/31	2,131
Kentucky Municipal Power Agency Revenue Bonds(µ)	1,500	5.000	09/01/19	1,645
Louisville/Jefferson County Metropolitan Government Revenue Bonds	2,100	5.000	10/01/30	2,503
				9,751
Louisiana - 1.8%
City of New Orleans Louisiana Sewerage Service Revenue Bonds	250	5.000	06/01/27	296
City of New Orleans Louisiana Sewerage Service Revenue Bonds	1,000	5.000	06/01/35	1,137
City of Shreveport Louisiana Water & Sewer Revenue Bonds(µ)	2,955	5.000	12/01/32	3,462
City of Shreveport Louisiana Water & Sewer Revenue Bonds(µ)	1,000	5.000	12/01/33	1,167
Lafayette Consolidated Government Revenue Bonds(µ)	805	5.000	11/01/20	911
Lafayette Consolidated Government Revenue Bonds(µ)	700	5.000	11/01/29	823
Louisiana Local Government Environmental Facilities & Community Development
Authority Revenue Bonds	300	5.000	11/01/19	333
Louisiana Local Government Environmental Facilities & Community Development
Authority Revenue Bonds(µ)	1,160	5.000	08/01/22	1,348
Louisiana Public Facilities Authority Revenue Bonds	1,000	5.000	07/01/19	1,095
Louisiana Public Facilities Authority Revenue Bonds(µ)	1,615	5.000	09/01/29	1,872
Louisiana Public Facilities Authority Revenue Bonds	50	5.000	05/15/30	59
Louisiana Public Facilities Authority Revenue Bonds	595	5.000	11/01/33	693
Louisiana State Citizens Property Insurance Corp. Revenue Bonds(µ)	2,460	6.750	06/01/26	2,686
State of Louisiana Gasoline & Fuels Tax Revenue Bonds	7,000	5.000	05/01/21	8,151
State of Louisiana General Obligation Unlimited	850	5.000	08/01/24	1,037
State of Louisiana Revenue Bonds	1,300	5.000	06/15/28	1,570
				26,640
Maryland - 0.3%
County of Montgomery Maryland General Obligation Unlimited	1,350	5.000	07/01/19	1,493
Maryland Economic Development Corp. Revenue Bonds	1,155	5.125	06/01/20	1,295
Maryland Economic Development Corp. Revenue Bonds	885	6.200	09/01/22	984
				3,772
Massachusetts - 1.2%
Commonwealth of Massachusetts General Obligation Limited(µ)(Ê)	3,000	0.480	12/01/30	2,722
Commonwealth of Massachusetts Revenue Bonds	4,000	5.000	06/15/20	4,554
Massachusetts Clean Water Trust (The) Revenue Bonds(Ê)	5,000	2.012	08/01/23	5,209
Massachusetts Development Finance Agency Revenue Bonds	1,675	5.000	07/01/31	1,935
Massachusetts Development Finance Agency Revenue Bonds	3,665	5.000	07/01/34	4,309
				18,729
Michigan - 3.9%
Brighton Area School District General Obligation Unlimited	1,525	5.000	05/01/26	1,780
City of Detroit Michigan Sewage Disposal System Revenue Bonds	3,500	5.000	07/01/32	3,883
City of Detroit Michigan Water Supply System Revenue Bonds(µ)	1,015	5.000	07/01/18	1,017
City of Detroit Michigan Water Supply System Revenue Bonds(µ)	170	4.500	07/01/25	170
County of Wayne Michigan General Obligation Limited(µ)	3,000	5.000	02/01/34	3,051

See accompanying notes which are an integral part of the financial statements.

560 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Detroit City School District General Obligation Unlimited(µ)	1,000	6.000	05/01/19	1,108
Grand Rapids Public Schools General Obligation Unlimited(µ)	2,430	5.000	05/01/34	2,873
Grand Rapids Public Schools General Obligation Unlimited(µ)	1,000	5.000	05/01/35	1,179
Kalamazoo Hospital Finance Authority Revenue Bonds	1,500	4.000	05/15/31	1,604
Kent Hospital Finance Authority Revenue Bonds	1,505	5.000	11/15/19	1,667
Michigan Finance Authority Revenue Bonds	450	5.000	07/01/19	491
Michigan Finance Authority Revenue Bonds	600	5.000	12/01/20	671
Michigan Finance Authority Revenue Bonds	730	5.000	12/01/21	828
Michigan Finance Authority Revenue Bonds	770	5.000	12/01/22	889
Michigan Finance Authority Revenue Bonds	655	5.000	12/01/23	767
Michigan Finance Authority Revenue Bonds	2,000	5.000	04/01/25	2,377
Michigan Finance Authority Revenue Bonds	1,000	5.000	11/01/27	1,150
Michigan Finance Authority Revenue Bonds	4,655	5.000	07/01/28	5,377
Michigan Finance Authority Revenue Bonds	1,375	5.000	07/01/29	1,580
Michigan Finance Authority Revenue Bonds	3,000	5.000	11/15/29	3,535
Michigan Finance Authority Revenue Bonds	1,000	5.000	07/01/30	1,146
Michigan Finance Authority Revenue Bonds	5,000	5.000	11/15/31	5,866
Michigan Finance Authority Revenue Bonds	500	5.000	07/01/35	568
Michigan Finance Authority Revenue Bonds	1,500	4.000	11/15/36	1,548
Michigan Finance Authority Revenue Bonds	585	5.000	12/01/36	666
Michigan State Building Authority Revenue Bonds	125	5.000	04/15/22	148
Michigan Strategic Fund Revenue Bonds	1,015	5.250	06/01/32	1,104
Michigan Strategic Fund Tax Allocation(Ê)	5,000	4.125	07/01/45	5,086
Michigan Tobacco Settlement Finance Authority Revenue Bonds	3,170	5.125	06/01/22	3,137
Saline Economic Development Corp. Revenue Bonds	485	5.250	06/01/32	527
Wayne County Airport Authority Revenue Bonds	2,000	5.000	12/01/17	2,084
Wayne County Airport Authority Revenue Bonds	435	5.000	12/01/29	514
				58,391
Minnesota - 0.8%
City of Minneapolis Minnesota Revenue Bonds	1,250	5.000	08/01/17	1,289
City of Minneapolis Minnesota Revenue Bonds	1,855	6.375	11/15/23	2,057
City of Rochester Minnesota Revenue Bonds(Ê)	1,125	4.000	11/15/30	1,192
City of Saint Louis Park Minnesota Revenue Bonds	1,165	5.500	07/01/17	1,201
City of Saint Louis Park Minnesota Revenue Bonds	725	5.500	07/01/18	780
State Paul Housing & Redevelopment Authority Revenue Bonds	2,145	5.000	11/15/25	2,392
State Paul Housing & Redevelopment Authority Revenue Bonds	2,250	5.000	11/15/26	2,496
				11,407
Mississippi - 0.4%
Mississippi Development Bank Revenue Bonds(µ)	1,000	5.000	04/01/28	1,169
Mississippi Development Bank Revenue Bonds(µ)	1,000	5.000	03/01/34	1,151
Mississippi Hospital Equipment & Facilities Authority Revenue Bonds	1,555	5.000	10/01/17	1,614
Mississippi Hospital Equipment & Facilities Authority Revenue Bonds	2,000	5.000	09/01/36	2,269
				6,203
Missouri - 1.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District Revenue
Bonds	810	5.000	10/01/28	868
Bi-State Development Agency of the Missouri-Illinois Metropolitan District Revenue
Bonds	1,775	5.000	10/01/33	2,075
City of Kansas City Missouri Revenue Bonds	1,185	5.000	09/01/26	1,309
City of Kansas City Missouri Revenue Bonds	500	5.000	09/01/27	551
City of Kansas City Missouri Revenue Bonds	1,000	5.000	09/01/28	1,102
City of Kansas City Missouri Revenue Bonds	1,000	5.000	09/01/29	1,100
City of Saint Louis Missouri Airport Revenue Bonds	1,680	6.125	07/01/24	1,892

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund 561

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
County of Boone Missouri Revenue Bonds	2,760	5.000	08/01/30	3,238
County of Boone Missouri Revenue Bonds	1,700	4.000	08/01/33	1,770
Health & Educational Facilities Authority of the State of Missouri Revenue Bonds	1,540	5.000	11/15/31	1,839
Lees Summit Industrial Development Authority Revenue Bonds	1,550	5.000	08/15/36	1,621
Nixa Public Schools General Obligation Unlimited	500	5.000	03/01/33	557
				17,922
Nebraska - 0.6%
Central Plains Energy Project Revenue Bonds	1,565	5.000	09/01/32	1,753
Central Plains Energy Project Revenue Bonds	3,505	5.250	09/01/37	3,958
Nebraska Public Power District Revenue Bonds	2,000	4.000	01/01/21	2,218
Nebraska Public Power District Revenue Bonds	1,000	5.000	01/01/29	1,167
				9,096
Nevada - 1.5%
City of Reno Nevada General Obligation Limited	1,100	5.000	06/01/18	1,168
City of Reno Nevada General Obligation Limited	1,000	5.000	06/01/22	1,173
Clark County Department of Aviation Revenue Bonds(µ)	2,500	5.000	07/01/22	2,776
Clark County Water Reclamation District General Obligation Limited	3,640	5.000	07/01/22	4,355
Clark County Water Reclamation District General Obligation Limited	4,915	5.000	07/01/23	5,995
County of Clark Nevada Revenue Bonds	2,965	5.000	07/01/29	3,520
State of Nevada General Obligation Limited	2,590	5.000	04/01/21	3,003
				21,990
New Jersey - 5.4%
Camden County Improvement Authority Revenue Bonds	1,000	5.000	02/15/18	1,049
Camden County Improvement Authority Revenue Bonds	1,000	5.000	02/15/19	1,082
Camden County Improvement Authority Revenue Bonds	2,000	5.000	02/15/28	2,315
Camden County Improvement Authority Revenue Bonds	2,000	5.000	02/15/30	2,287
Camden County Improvement Authority Revenue Bonds	2,000	5.000	02/15/31	2,274
Camden County Improvement Authority Revenue Bonds	300	5.000	02/15/32	340
Casino Reinvestment Development Authority Revenue Bonds	600	5.000	11/01/18	631
Casino Reinvestment Development Authority Revenue Bonds	1,000	4.000	11/01/19	1,043
City of Bayonne New Jersey General Obligation Unlimited(µ)	1,500	5.000	07/01/33	1,744
City of Bayonne New Jersey General Obligation Unlimited(µ)	1,865	5.000	07/01/34	2,161
City of Jersey City New Jersey General Obligation Unlimited	990	5.000	01/15/23	1,169
City of Paterson New Jersey General Obligation Unlimited(µ)	1,180	5.000	01/15/23	1,355
City of Trenton New Jersey General Obligation Unlimited(µ)	1,680	5.000	07/15/23	1,950
New Jersey Economic Development Authority Revenue Bonds	2,500	5.000	09/01/18	2,672
New Jersey Economic Development Authority Revenue Bonds	6,435	5.000	06/15/19	6,925
New Jersey Economic Development Authority Revenue Bonds	2,765	5.000	06/15/20	3,009
New Jersey Economic Development Authority Revenue Bonds	75	5.000	06/15/21	83
New Jersey Economic Development Authority Revenue Bonds	2,000	5.000	06/15/22	2,240
New Jersey Economic Development Authority Revenue Bonds	2,045	5.000	06/15/23	2,286
New Jersey Economic Development Authority Revenue Bonds(µ)	700	5.500	09/01/24	821
New Jersey Economic Development Authority Revenue Bonds	750	5.000	07/01/29	851
New Jersey Educational Facilities Authority Revenue Bonds(µ)	2,000	5.000	07/01/23	2,417
New Jersey Educational Facilities Authority Revenue Bonds(µ)	500	5.000	07/01/32	578
New Jersey Educational Facilities Authority Revenue Bonds(µ)	925	5.000	07/01/33	1,065
New Jersey Health Care Facilities Financing Authority Revenue Bonds(µ)	1,000	5.000	09/15/17	1,037
New Jersey Health Care Facilities Financing Authority Revenue Bonds	490	4.250	07/01/18	515
New Jersey Health Care Facilities Financing Authority Revenue Bonds	1,355	3.600	07/01/19	1,400
New Jersey Health Care Facilities Financing Authority Revenue Bonds	900	3.850	07/01/20	941
New Jersey Health Care Facilities Financing Authority Revenue Bonds(µ)	1,000	5.000	07/01/27	1,191
New Jersey Health Care Facilities Financing Authority Revenue Bonds	1,000	5.000	07/01/28	1,218

See accompanying notes which are an integral part of the financial statements.

562 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
New Jersey Health Care Facilities Financing Authority Revenue Bonds	480	5.000	07/01/29	562
New Jersey Health Care Facilities Financing Authority Revenue Bonds	300	5.000	07/01/30	350
New Jersey Health Care Facilities Financing Authority Revenue Bonds	1,000	5.000	07/01/31	1,194
New Jersey State Turnpike Authority Revenue Bonds	5,540	5.000	01/01/22	6,523
New Jersey State Turnpike Authority Revenue Bonds	3,485	5.000	01/01/23	4,184
New Jersey State Turnpike Authority Revenue Bonds	3,080	5.000	01/01/24	3,712
New Jersey State Turnpike Authority Revenue Bonds	2,500	5.000	01/01/27	2,975
New Jersey Transportation Trust Fund Authority Revenue Bonds	1,000	5.000	12/15/18	1,063
New Jersey Transportation Trust Fund Authority Revenue Bonds(µ)	830	5.500	12/15/18	898
New Jersey Transportation Trust Fund Authority Revenue Bonds	1,000	5.000	06/15/29	1,116
New Jersey Transportation Trust Fund Authority Revenue Bonds	3,000	5.000	06/15/31	3,122
Newark Housing Authority Revenue Bonds(µ)	350	5.000	12/01/20	394
Passaic County Improvement Authority Revenue Bonds	250	5.000	08/01/19	274
State of New Jersey General Obligation Unlimited(µ)	2,080	5.500	07/15/18	2,229
Tobacco Settlement Financing Corp. Revenue Bonds	55	4.500	06/01/23	56
Tobacco Settlement Financing Corp. Revenue Bonds	1,245	5.000	06/01/29	1,236
Tobacco Settlement Financing Corp. Revenue Bonds	3,250	4.750	06/01/34	3,104
				81,641
New Mexico - 0.1%
County of Taos New Mexico Revenue Bonds(µ)	750	3.000	04/01/17	755
New Mexico Hospital Equipment Loan Council Revenue Bonds	555	5.000	08/01/25	688
				1,443
New York - 7.6%
Buffalo & Erie County Industrial Land Development Corp. Revenue Bonds	385	5.000	07/01/20	431
Buffalo & Erie County Industrial Land Development Corp. Revenue Bonds	1,350	5.750	10/01/26	1,597
Build NYC Resource Corp. Revenue Bonds(µ)	930	5.000	12/15/18	1,007
Build NYC Resource Corp. Revenue Bonds	1,445	5.000	08/01/19	1,581
City of New York New York General Obligation Unlimited	1,500	5.000	08/01/19	1,659
City of New York New York General Obligation Unlimited	2,105	5.000	08/01/20	2,396
City of New York New York General Obligation Unlimited	2,550	5.000	08/01/21	2,978
City of New York New York General Obligation Unlimited	2,445	5.000	08/01/22	2,920
City of New York New York General Obligation Unlimited	6,420	5.000	08/01/23	7,801
City of Yonkers New York General Obligation Limited(µ)	615	5.000	03/15/25	696
County of Nassau New York General Obligation Limited(µ)	1,000	5.000	04/01/39	1,169
JPMorgan Chase Putters/Drivers Trust Revenue Bonds(Ê)	2,200	0.540	08/01/18	2,200
Metropolitan Transportation Authority Revenue Bonds	1,000	5.000	11/15/17	1,043
Metropolitan Transportation Authority Revenue Bonds(ae)	1,065	6.500	11/15/18	1,186
Metropolitan Transportation Authority Revenue Bonds	1,410	5.000	11/15/24	1,695
Metropolitan Transportation Authority Revenue Bonds	8,320	5.000	11/15/25	9,972
Metropolitan Transportation Authority Revenue Bonds	2,075	5.000	11/15/27	2,479
Metropolitan Transportation Authority Revenue Bonds	4,015	5.000	11/15/28	4,878
Metropolitan Transportation Authority Revenue Bonds	365	6.500	11/15/28	406
Metropolitan Transportation Authority Revenue Bonds	1,000	5.000	11/15/35	1,174
New York City Health & Hospital Corp. Revenue Bonds	1,775	5.000	02/15/17	1,797
New York City Industrial Development Agency Revenue Bonds(µ)	1,535	5.000	01/01/31	1,544
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds	890	5.000	11/01/20	1,023
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds	2,175	5.000	05/01/21	2,531
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds	2,180	5.000	11/01/21	2,571
New York City Trust for Cultural Resources Revenue Bonds	940	5.000	07/01/21	1,084
New York State Dormitory Authority Revenue Bonds	1,000	5.000	12/01/16	1,003
New York State Dormitory Authority Revenue Bonds	1,755	5.000	07/01/17	1,804
New York State Dormitory Authority Revenue Bonds(ae)	5	5.250	02/15/19	6

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund 563

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
New York State Dormitory Authority Revenue Bonds	1,000	5.000	10/01/19	1,117
New York State Dormitory Authority Revenue Bonds	995	5.250	02/15/21	1,091
New York State Dormitory Authority Revenue Bonds	180	5.000	07/01/21	211
New York State Dormitory Authority Revenue Bonds	2,400	5.000	05/01/22	2,777
New York State Dormitory Authority Revenue Bonds	725	5.000	05/15/23	864
New York State Dormitory Authority Revenue Bonds	6,700	5.000	12/15/23	8,096
New York State Dormitory Authority Revenue Bonds	700	5.000	07/01/24	820
New York State Dormitory Authority Revenue Bonds	6,790	5.000	07/01/26	8,134
New York State Dormitory Authority Revenue Bonds	1,710	5.000	12/15/28	2,041
New York State Dormitory Authority Revenue Bonds	2,500	5.250	07/01/29	2,771
New York State Energy Research & Development Authority Revenue Bonds(µ)(Ê)	3,190	0.433	03/01/27	3,078
New York State Environmental Facilities Corp. Revenue Bonds	770	5.000	06/15/22	821
New York State Environmental Facilities Corp. Revenue Bonds	1,640	5.000	09/15/23	1,701
New York State Thruway Authority Revenue Bonds	12,485	5.000	05/01/19	13,673
Triborough Bridge & Tunnel Authority Revenue Bonds	950	5.000	11/15/17	992
Triborough Bridge & Tunnel Authority Revenue Bonds(µ)	1,000	5.500	11/15/20	1,170
Troy Capital Resource Corp. Revenue Bonds	1,000	5.000	09/01/20	1,132
Westchester County Local Development Corp. Revenue Bonds	1,350	5.000	05/01/34	1,480
				114,600
North Carolina - 0.6%
North Carolina Capital Facilities Finance Agency Revenue Bonds	750	5.000	04/01/19	815
North Carolina Medical Care Commission Revenue Bonds	700	5.000	10/01/30	819
North Carolina Medical Care Commission Revenue Bonds	2,105	5.000	11/01/31	2,452
State of North Carolina General Obligation Unlimited	2,500	5.000	05/01/20	2,842
State of North Carolina Revenue Bonds	1,000	5.000	05/01/19	1,098
University of North Carolina at Chapel Hill Revenue Bonds	1,205	5.000	12/01/31	1,260
				9,286
North Dakota - 0.2%
City of Bowman North Dakota Revenue Notes	1,000	2.500	02/15/17	1,000
City of Williston North Dakota Revenue Bonds(µ)	1,425	4.000	11/01/20	1,443
County of Burleigh North Dakota Revenue Bonds	460	5.000	07/01/29	537
County of Burleigh North Dakota Revenue Bonds	500	5.000	07/01/31	583
				3,563
Ohio - 4.5%
American Municipal Power, Inc. Revenue Bonds	1,790	5.000	02/15/34	2,093
American Municipal Power, Inc. Revenue Bonds	1,605	5.000	02/15/36	1,866
Buckeye Tobacco Settlement Financing Authority Revenue Bonds	5,700	5.125	06/01/24	5,386
Buckeye Tobacco Settlement Financing Authority Revenue Bonds	475	5.375	06/01/24	458
Buckeye Tobacco Settlement Financing Authority Revenue Bonds	2,650	5.875	06/01/30	2,497
City of Akron Ohio Revenue Bonds	1,000	5.000	12/01/24	1,186
City of Cincinnati Ohio General Obligation Unlimited	1,815	5.000	12/01/30	2,127
City of Cleveland Ohio Airport System Revenue Bonds(µ)	3,000	5.000	01/01/30	3,403
City of Cleveland Ohio Revenue Bonds	1,500	5.000	10/01/37	1,728
Clermont County Port Authority Revenue Bonds(µ)	200	5.000	12/01/23	241
Cleveland Municipal School District General Obligation Unlimited	1,100	5.000	12/01/27	1,306
County of Cuyahoga Ohio Certificate Of Participation	14,065	5.000	12/01/27	16,735
County of Cuyahoga Ohio Certificate Of Participation	1,990	5.000	12/01/28	2,351
County of Hamilton Ohio Revenue Bonds	1,350	5.000	01/01/31	1,511
County of Hamilton Ohio Revenue Bonds	1,890	5.250	06/01/32	2,188
County of Hamilton Ohio Sales Tax Revenue Bonds	225	5.000	12/01/21	264
County of Montgomery Ohio Revenue Bonds	1,100	5.750	11/15/22	1,278
Lakewood City School District General Obligation Unlimited	260	5.000	11/01/29	312

See accompanying notes which are an integral part of the financial statements.

564 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Lakewood City School District General Obligation Unlimited	875	5.000	11/01/30	1,050
Middletown City School District General Obligation Unlimited	1,435	5.250	12/01/34	1,742
North Olmsted City School District General Obligation Unlimited	420	1.750	12/01/19	427
Ohio Air Quality Development Authority Revenue Bonds(Ê)	255	4.250	08/01/29	251
Ohio State Water Development Authority Revenue Bonds	6,085	5.000	06/01/21	7,106
Ohio Water Development Authority Water Pollution Control Loan Fund Revenue
Bonds(Ê)	600	4.375	06/01/33	591
State of Ohio Revenue Bonds	3,500	5.000	12/15/22	4,164
State of Ohio Revenue Bonds	2,815	5.000	12/15/23	3,352
Toledo-Lucas County Port Authority Revenue Bonds	1,965	5.000	07/01/29	2,206
				67,819
Oklahoma - 0.3%
Cleveland County Educational Facilities Authority Revenue Bonds	500	5.000	06/01/23	603
Oklahoma County Finance Authority Revenue Bonds	1,000	5.000	09/01/21	1,162
Oklahoma Development Finance Authority Revenue Bonds	2,000	5.000	08/15/28	2,415
				4,180
Oregon - 0.3%
City of Portland Oregon Sewer System Revenue Bonds	2,000	5.000	06/15/18	2,132
Hospital Facilities Authority of Multnomah County Oregon Revenue Bonds	410	5.000	10/01/19	435
Morrow County School District No. 1 General Obligation Unlimited(µ)	1,955	5.500	06/15/21	2,329
				4,896
Pennsylvania - 4.2%
Allegheny County Higher Education Building Authority Revenue Bonds	410	5.000	10/15/19	447
Allegheny County Higher Education Building Authority Revenue Bonds	590	5.000	10/15/20	657
Allegheny County Higher Education Building Authority Revenue Bonds	615	5.000	10/15/21	698
Allegheny County Higher Education Building Authority Revenue Bonds	650	5.000	10/15/22	748
Allegheny County Higher Education Building Authority Revenue Bonds	790	5.000	10/15/26	930
Allegheny County Higher Education Building Authority Revenue Bonds	835	5.000	10/15/27	975
Allegheny County Higher Education Building Authority Revenue Bonds	870	5.000	10/15/28	1,008
Allegheny County Higher Education Building Authority Revenue Bonds	660	3.000	10/15/29	632
Berks County Municipal Authority Revenue Bonds	1,960	5.250	11/01/24	2,173
Bethlehem Authority Revenue Bonds(µ)	1,000	4.000	11/15/16	1,001
Bethlehem Authority Revenue Bonds(µ)	1,000	5.000	11/15/17	1,041
City of Philadelphia Pennsylvania General Obligation Unlimited(µ)	1,000	5.000	08/01/24	1,097
City of Philadelphia Pennsylvania General Obligation Unlimited	3,210	5.250	07/15/27	3,718
Commonwealth of Pennsylvania General Obligation Unlimited(µ)	1,300	5.375	07/01/17	1,340
Dallas Area Municipal Authority Revenue Bonds	430	4.000	05/01/18	442
Delaware County Vocational & Technical School Authority Revenue Bonds(µ)	665	5.000	11/01/25	784
Delaware County Vocational & Technical School Authority Revenue Bonds(µ)	970	5.000	11/01/26	1,140
Delaware County Vocational & Technical School Authority Revenue Bonds(µ)	1,120	5.000	11/01/27	1,310
Delaware County Vocational & Technical School Authority Revenue Bonds(µ)	1,140	5.000	11/01/28	1,329
Delaware County Vocational & Technical School Authority Revenue Bonds(µ)	1,500	5.250	11/01/33	1,773
East Allegheny School District General Obligation Unlimited(µ)	350	3.000	04/01/19	360
General Authority of Southcentral Pennsylvania Revenue Bonds	360	5.000	12/01/28	424
Montgomery County Industrial Development Authority Revenue Bonds	1,000	5.000	11/15/17	1,001
North Penn Water Authority Revenue Bonds	1,190	5.000	11/01/30	1,375
Northampton County General Purpose Authority Revenue Bonds	285	5.000	10/01/30	334
Northampton County General Purpose Authority Revenue Bonds	150	5.000	10/01/31	174
Pennsylvania Economic Development Financing Authority Revenue Bonds	2,270	5.000	01/01/22	2,337
Pennsylvania Economic Development Financing Authority Revenue Bonds	1,460	5.000	07/01/22	1,480
Pennsylvania Higher Educational Facilities Authority Revenue Bonds	1,940	5.250	05/01/24	2,227
Pennsylvania Higher Educational Facilities Authority Revenue Bonds	700	5.000	07/01/31	807
Pennsylvania Turnpike Commission Revenue Bonds	1,000	5.000	12/01/22	1,201

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund 565

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Philadelphia Authority for Industrial Development Revenue Bonds	1,000	5.875	06/15/22	1,080
Philadelphia Authority for Industrial Development Revenue Bonds	2,000	8.000	01/01/33	2,320
School District of Philadelphia (The) General Obligation Limited(µ)	4,605	5.000	09/01/27	5,386
State Public School Building Authority Revenue Bonds	2,000	5.000	04/01/20	2,186
State Public School Building Authority Revenue Bonds	3,030	5.000	04/01/25	3,358
State Public School Building Authority Revenue Bonds(µ)	1,000	5.000	06/15/28	1,168
State Public School Building Authority Revenue Bonds(µ)	1,000	5.000	06/15/29	1,169
State Public School Building Authority Revenue Bonds	3,000	5.000	04/01/32	3,229
Township of Bensalem Pennsylvania General Obligation Unlimited	1,380	5.250	06/01/29	1,674
University of Pittsburgh-of the Commonwealth System of Higher Education Revenue
Bonds	1,000	5.500	09/15/21	1,107
West Mifflin Sanitary Sewer Municipal Authority Revenue Bonds(µ)	250	3.000	08/01/17	254
West Mifflin Sanitary Sewer Municipal Authority Revenue Bonds(µ)	225	4.000	08/01/18	237
West Mifflin School District General Obligation Limited(µ)	1,000	5.000	04/01/28	1,169
West Mifflin School District General Obligation Limited(µ)	3,045	4.000	04/01/30	3,269
Western Wayne School District General Obligation Unlimited(µ)	565	5.000	04/01/21	643
				63,212
Puerto Rico - 2.2%
Commonwealth of Puerto Rico General Obligation Unlimited(µ)	875	5.000	07/01/17	896
Commonwealth of Puerto Rico General Obligation Unlimited(µ)	285	5.500	07/01/18	300
Commonwealth of Puerto Rico General Obligation Unlimited(µ)	640	5.500	07/01/19	686
Commonwealth of Puerto Rico General Obligation Unlimited(µ)	1,000	5.250	07/01/21	1,015
Commonwealth of Puerto Rico General Obligation Unlimited(µ)	75	5.375	07/01/25	81
Commonwealth of Puerto Rico General Obligation Unlimited(µ)	170	5.250	07/01/26	183
Commonwealth of Puerto Rico General Obligation Unlimited(µ)	1,000	5.250	07/01/27	1,020
Commonwealth of Puerto Rico General Obligation Unlimited(µ)	3,250	5.000	07/01/35	3,498
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue Bonds(µ)	3,050	5.000	07/01/28	3,178
Puerto Rico Convention Center District Authority Revenue Bonds(µ)	1,400	5.000	07/01/18	1,405
Puerto Rico Convention Center District Authority Revenue Bonds(µ)	100	5.000	07/01/20	100
Puerto Rico Convention Center District Authority Revenue Bonds(µ)	305	5.000	07/01/31	306
Puerto Rico Convention Center District Authority Revenue Bonds(µ)	500	4.500	07/01/36	501
Puerto Rico Electric Power Authority Revenue Bonds(µ)	1,000	5.000	07/01/19	1,017
Puerto Rico Electric Power Authority Revenue Bonds(µ)	1,815	5.000	07/01/21	1,843
Puerto Rico Electric Power Authority Revenue Bonds(µ)	215	4.000	07/01/23	217
Puerto Rico Electric Power Authority Revenue Bonds(µ)	1,940	5.000	07/01/26	1,980
Puerto Rico Electric Power Authority Revenue Bonds(µ)	205	4.375	07/01/30	205
Puerto Rico Highways & Transportation Authority Revenue Bonds(µ)	300	4.125	07/01/18	302
Puerto Rico Highways & Transportation Authority Revenue Bonds(µ)	715	5.500	07/01/26	814
Puerto Rico Highways & Transportation Authority Revenue Bonds(µ)	950	5.000	07/01/27	976
Puerto Rico Highways & Transportation Authority Revenue Bonds(µ)	700	5.500	07/01/28	775
Puerto Rico Housing Finance Authority Revenue Bonds	615	5.500	12/01/16	617
Puerto Rico Infrastructure Financing Authority Revenue Bonds(µ)	1,185	5.500	07/01/17	1,212
Puerto Rico Infrastructure Financing Authority Revenue Bonds(µ)	1,735	5.500	07/01/23	1,834
Puerto Rico Infrastructure Financing Authority Revenue Bonds(µ)	680	5.500	07/01/24	721
Puerto Rico Infrastructure Financing Authority Revenue Bonds(µ)	590	5.500	07/01/25	628
Puerto Rico Infrastructure Financing Authority Revenue Bonds(µ)	1,500	5.500	07/01/26	1,601
Puerto Rico Infrastructure Financing Authority Revenue Bonds(µ)	60	5.500	07/01/27	64
Puerto Rico Municipal Finance Agency General Obligation Unlimited(µ)	3,090	5.000	08/01/27	3,176
Puerto Rico Municipal Finance Agency Revenue Bonds(µ)	115	5.250	08/01/22	124
Puerto Rico Public Buildings Authority Revenue Bonds(µ)	2,480	5.500	07/01/17	2,533
				33,808

See accompanying notes which are an integral part of the financial statements.

566 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Rhode Island - 0.5%
Providence Public Buildings Authority Revenue Bonds(µ)	500	5.875	06/15/26	574
Rhode Island Commerce Corp. Revenue Bonds	1,000	5.000	06/15/26	1,244
Rhode Island Commerce Corp. Revenue Bonds	2,610	5.000	06/15/27	3,215
Rhode Island Health & Educational Building Corp. Revenue Bonds	1,000	5.000	05/15/28	1,178
Rhode Island Health & Educational Building Corp. Revenue Bonds	1,250	5.000	05/15/29	1,460
				7,671
South Carolina - 1.1%
County of Greenwood South Carolina Revenue Bonds(µ)(Ê)	150	0.396	10/01/34	140
Lee County School Facilities Revenue Bonds(µ)	1,050	4.000	12/01/27	1,150
Lee County School Facilities, Inc. Revenue Bonds(µ)	1,500	4.000	12/01/28	1,625
Piedmont Municipal Power Agency Revenue Bonds	1,000	5.000	01/01/20	1,116
South Carolina State Public Service Authority Revenue Bonds	1,000	5.000	12/01/16	1,003
South Carolina State Public Service Authority Revenue Bonds	3,310	5.000	12/01/36	3,798
Spartanburg Regional Health Services District Revenue Bonds	5,560	5.000	04/15/32	6,174
Sumter Two School Facilities, Inc. Revenue Bonds(µ)	250	4.000	12/01/18	265
Sumter Two School Facilities, Inc. Revenue Bonds(µ)	1,360	5.000	12/01/26	1,642
				16,913
South Dakota - 0.1%
South Dakota Health & Educational Facilities Authority Revenue Bonds	1,000	5.000	11/01/35	1,145

Tennessee - 0.4%
Chattanooga Health Educational & Housing Facility Board Revenue Bonds	600	5.000	10/01/26	726
Chattanooga Industrial Development Board Revenue Bonds(µ)	2,000	5.000	10/01/30	2,071
Chattanooga-Hamilton County Hospital Authority Revenue Bonds	630	5.000	10/01/23	751
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd
Revenue Bonds	340	5.000	10/01/28	412
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd
Revenue Bonds	2,200	5.000	07/01/35	2,586
				6,546
Texas - 9.4%
Arlington Higher Education Finance Corp. Revenue Bonds	1,000	5.000	08/15/26	1,204
Austin Community College District Public Facility Corp. Revenue Bonds	1,000	5.000	08/01/23	1,205
Austin Community College District Public Facility Corp. Revenue Bonds	1,000	5.000	08/01/24	1,218
Bexar County Health Facilities Development Corp. Revenue Bonds	1,765	4.000	07/15/31	1,805
Central Texas Regional Mobility Authority Revenue Bonds	1,200	5.000	01/01/35	1,356
Central Texas Turnpike System Revenue Bonds	500	5.000	08/15/23	590
City of Beaumont Texas Waterworks & Sewer System Revenue Bonds(µ)	425	4.000	09/01/18	448
City of Corpus Christi Texas Utility System Revenue Bonds	1,660	5.000	07/15/22	1,969
City of Donna Texas Revenue Bonds(µ)	1,090	5.000	02/15/31	1,254
City of Donna Texas Revenue Bonds(µ)	1,265	5.000	02/15/34	1,444
City of El Paso Texas Water & Sewer Revenue Bonds	2,890	5.000	03/01/25	3,529
City of Fort Worth Texas Water & Sewer System Revenue Bonds	1,340	5.000	02/15/17	1,357
City of Houston Texas Airport System Revenue Bonds	1,500	5.000	07/01/17	1,541
City of Houston Texas Airport System Revenue Bonds	560	5.000	07/01/25	656
City of Houston Texas Airport System Revenue Bonds	900	5.000	07/01/29	1,046
City of Houston Texas Revenue Bonds	1,890	5.000	09/01/20	2,139
City of Lubbock Texas General Obligation Limited	5,000	5.000	02/15/19	5,446
City of San Antonio Texas Water System Revenue Bonds	2,250	5.000	05/15/24	2,542
City Public Service Board of San Antonio Texas Revenue Bonds	1,000	5.000	02/01/18	1,051
Clifton Higher Education Finance Corp. Revenue Bonds	175	3.000	08/15/17	178
Clifton Higher Education Finance Corp. Revenue Bonds	400	4.000	08/15/18	420
Conroe Independent School District General Obligation Unlimited	1,085	5.000	02/15/25	1,220

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund 567

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
County of Fort Bend Texas General Obligation Limited	3,740	5.000	03/01/23	4,525
Dallas/Fort Worth International Airport Revenue Bonds	280	5.000	11/01/22	280
Dallas/Fort Worth International Airport Revenue Bonds	200	5.000	11/01/23	200
Dallas/Fort Worth International Airport Revenue Bonds	250	5.000	11/01/24	250
Dallas/Fort Worth International Airport Revenue Bonds	3,395	5.000	11/01/27	4,027
Dallas/Fort Worth International Airport Revenue Bonds	1,000	5.250	11/01/28	1,210
Dallas/Fort Worth International Airport Revenue Bonds	1,340	5.000	11/01/29	1,525
Dallas/Fort Worth International Airport Revenue Bonds	2,000	5.250	11/01/29	2,402
Dallas/Fort Worth International Airport Revenue Bonds	1,825	5.000	11/01/30	2,075
Dallas/Fort Worth International Airport Revenue Bonds	1,500	5.250	11/01/30	1,791
Decatur Hospital Authority Revenue Bonds	1,250	5.250	09/01/29	1,393
Dickinson Independent School District General Obligation Unlimited	1,000	4.000	02/15/28	1,139
Dickinson Independent School District General Obligation Unlimited	2,050	4.000	02/15/29	2,312
Goose Creek Consolidated Independent School District General Obligation Unlimited	915	5.000	02/15/24	1,061
Grand Prairie Independent School District General Obligation Unlimited	750	5.000	02/15/19	759
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds	1,385	6.375	01/01/33	1,788
Harris County-Houston Sports Authority Revenue Bonds	1,000	5.000	11/15/26	1,175
Harris County-Houston Sports Authority Revenue Bonds	750	5.000	11/15/27	876
Harris County-Houston Sports Authority Revenue Bonds	2,265	5.000	11/15/29	2,613
Harris County-Houston Sports Authority Revenue Bonds	1,215	5.000	11/15/31	1,389
Houston Higher Education Finance Corp. Revenue Bonds(ae)	650	6.500	05/15/31	800
Houston Higher Education Finance Corp. Revenue Bonds	1,600	5.000	08/15/28	1,929
Karnes County Hospital District Revenue Bonds	840	4.000	02/01/19	866
Karnes County Hospital District Revenue Bonds	2,020	5.000	02/01/29	2,262
Kerrville Health Facilities Development Corp. Revenue Bonds	1,100	4.000	08/15/19	1,171
Lower Colorado River Authority Revenue Bonds	3,585	5.500	05/15/31	4,328
New Hope Cultural Education Facilities Corp. Revenue Bonds	565	5.000	04/01/21	634
New Hope Cultural Education Facilities Corp. Revenue Bonds	650	5.000	04/01/22	742
New Hope Cultural Education Facilities Corp. Revenue Bonds	180	4.625	04/01/23	204
New Hope Cultural Education Facilities Corp. Revenue Bonds	500	5.000	04/01/29	581
New Hope Cultural Education Facilities Corp. Revenue Bonds	1,160	5.000	04/01/35	1,373
New Hope Cultural Education Facilities Corp. Revenue Bonds	1,545	5.000	04/01/36	1,824
North East Texas Regional Mobility Authority Revenue Bonds	1,935	5.000	01/01/31	2,253
North Texas Tollway Authority Revenue Bonds(ae)	840	6.000	01/01/18	889
North Texas Tollway Authority Revenue Bonds	120	6.000	01/01/24	127
North Texas Tollway Authority Revenue Bonds	3,840	5.000	01/01/29	4,611
Reagan Hospital District of Reagan County General Obligation Limited	860	2.500	02/01/19	861
Reagan Hospital District of Reagan County General Obligation Limited	910	3.250	02/01/21	926
Reagan Hospital District of Reagan County General Obligation Limited	500	5.000	02/01/29	540
Reagan Hospital District of Reagan County General Obligation Limited	3,000	5.000	02/01/34	3,193
State of Texas General Obligation Unlimited	2,910	5.000	04/01/22	3,462
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds	1,500	5.000	11/15/16	1,502
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds	2,500	2.500	12/01/18	2,515
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds	2,000	4.000	05/15/27	2,047
Tarrant Regional Water District Revenue Bonds	6,000	5.000	03/01/21	6,948
Tarrant Regional Water District Revenue Bonds	1,150	5.000	03/01/22	1,365
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds	3,775	6.250	12/15/26	4,570
Texas Municipal Gas Acquisition & Supply Corp. III Revenue Bonds	900	5.000	12/15/24	1,037
Texas Municipal Gas Acquisition & Supply Corp. III Revenue Bonds	3,515	5.000	12/15/27	3,976
Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds	1,445	7.500	12/31/31	1,722
Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds	1,250	7.500	06/30/33	1,509

See accompanying notes which are an integral part of the financial statements.

568 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Texas Public Finance Authority Revenue Bonds	10,985	4.000	07/01/17	11,100
Texas State Public Finance Authority Charter School Finance Corp. Revenue Bonds	95	4.000	08/15/17	98
Texas State Public Finance Authority Charter School Finance Corp. Revenue Bonds	300	4.000	08/15/18	316
Viridian Municipal Management District General Obligation Unlimited(µ)	1,000	6.000	12/01/27	1,290
Viridian Municipal Management District General Obligation Unlimited(µ)	500	6.000	12/01/32	639
Viridian Municipal Management District General Obligation Unlimited(µ)	995	6.000	12/01/33	1,271
				141,889
Utah - 0.3%
County of Salt Lake Utah Revenue Bonds(Ê)	2,000	5.000	12/01/33	2,091
Utah State Charter School Finance Authority Revenue Bonds	465	5.250	10/15/28	548
Utah State Charter School Finance Authority Revenue Bonds	1,215	5.000	10/15/33	1,364
				4,003
Vermont - 0.0%
City of Burlington Vermont Airport Revenue Bonds(µ)	540	5.000	07/01/24	620

Virgin Islands - 1.2%
Virgin Islands Public Finance Authority Revenue Bonds	3,885	5.000	10/01/18	3,937
Virgin Islands Public Finance Authority Revenue Bonds	1,000	4.000	10/01/22	961
Virgin Islands Public Finance Authority Revenue Bonds	10,050	5.000	10/01/29	10,884
Virgin Islands Public Finance Authority Revenue Bonds	670	5.250	10/01/29	656
Virgin Islands Public Finance Authority Revenue Bonds	2,110	6.750	10/01/37	2,164
				18,602
Virginia - 0.9%
Chesterfield County Economic Development Authority Revenue Bonds	650	5.000	05/01/23	708
Commonwealth of Virginia General Obligation Unlimited	1,000	5.000	06/01/23	1,064
County of Fairfax Virginia General Obligation Unlimited	1,000	5.000	04/01/18	1,058
Henrico County Economic Development Authority Revenue Bonds	1,490	5.000	11/01/30	1,700
Virginia College Building Authority Revenue Bonds	530	5.000	07/01/19	567
Virginia College Building Authority Revenue Bonds	585	5.000	07/01/20	636
Virginia College Building Authority Revenue Bonds	710	5.250	07/01/30	806
Virginia Commonwealth Transportation Board Revenue Bonds	1,950	5.000	03/15/18	2,060
Virginia Public School Authority Revenue Bonds	1,000	5.000	08/01/17	1,032
Virginia Resources Authority Revenue Bonds	3,795	5.000	11/01/21	4,486
				14,117
Washington - 3.0%
City of Seattle Washington Municipal Light & Power Revenue Bonds	5,760	5.000	05/01/20	6,530
City of Seattle Washington Municipal Light & Power Revenue Bonds	5,545	5.000	05/01/21	6,464
City of Seattle Washington Municipal Light & Power Revenue Bonds	2,820	5.000	05/01/22	3,370
County of King Washington Sewer Revenue Bonds	3,085	5.000	01/01/28	3,696
Energy Northwest Revenue Bonds	2,000	5.000	07/01/19	2,211
Greater Wenatchee Regional Events Center Public Facilities Dist Revenue Bonds	1,060	3.750	09/01/19	1,084
Greater Wenatchee Regional Events Center Public Facilities Dist Revenue Bonds	1,000	4.500	09/01/22	1,055
Mason County School District No. 309 Shelton General Obligation Unlimited(µ)	1,115	5.000	12/01/18	1,206
Port of Seattle Washington Revenue Bonds	1,000	5.000	06/01/22	1,128
Port of Seattle Washington Revenue Bonds	1,285	5.000	03/01/23	1,554
State of Washington General Obligation Unlimited	1,000	5.000	07/01/17	1,029
State of Washington General Obligation Unlimited	3,825	5.000	02/01/25	4,765
State of Washington Revenue Bonds	8,000	5.000	09/01/20	9,105
Washington Health Care Facilities Authority Revenue Bonds	270	5.000	03/01/18	284
Washington Health Care Facilities Authority Revenue Bonds	700	5.000	07/01/30	826
Washington State Housing Finance Commission Revenue Bonds	1,400	4.375	01/01/21	1,419
				45,726
West Virginia - 0.2%

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund 569

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)
	Principal				Fair
	Amount ($)		Rate	Date of	Value
	or Shares		%	Maturity	$
County of Mason West Virginia Revenue Bonds(Ê)	1,000		1.625	10/01/22	1,000
West Virginia Hospital Finance Authority Revenue Bonds(µ)(Ê)	450		0.595	02/15/34	399
West Virginia University Revenue Bonds	1,350		5.000	10/01/21	1,572
					2,971
Wisconsin - 1.3%
City of Marshfield Wisconsin Electric System Revenue Bonds	4,000		5.500	12/01/30	4,696
Public Finance Authority Revenue Bonds	1,250		5.125	11/15/29	1,341
State of Wisconsin General Obligation Unlimited	4,250		5.000	11/01/20	4,891
Wisconsin Department of Transportation Revenue Bonds(µ)	1,500		5.000	07/01/19	1,657
Wisconsin Department of Transportation Revenue Bonds	5,950		5.000	07/01/22	7,137
					19,722
Wyoming - 0.2%
County of Laramie Wyoming Revenue Bonds	1,000		4.000	05/01/22	1,090
County of Sweetwater Wyoming Revenue Bonds	1,000		5.000	12/15/16	1,005
County of Sweetwater Wyoming Revenue Bonds	1,000		5.000	12/15/18	1,043
					3,138
Total Municipal Bonds (cost $1,363,184)					1,417,342

Short-Term Investments - 6.0%
Russell U.S. Cash Management Fund	90,019,688	(8)			90,038
Total Short-Term Investments (cost $90,027)					90,038

Total Investments 100.1% (identified cost $1,453,211)					1,507,380
Other Assets and Liabilities, Net - (0.1%)					(1,384)
Net Assets - 100.0%					1,505,996

See accompanying notes which are an integral part of the financial statements.

570 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2016

Presentation of Portfolio Holdings

Amount in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Municipal Bonds
Alabama	$—	$23,363	$—	$—	$23,363	1.6
Alaska	—	1,730	—	—	1,730	0.1
Arizona	—	34,057	—	—	34,057	2.3
Arkansas	—	2,814	—	—	2,814	0.2
California	—	120,666	—	—	120,666	8.0
Colorado	—	31,253	—	—	31,253	2.1
Connecticut	—	28,263	—	—	28,263	1.9
District of Columbia	—	3,668	—	—	3,668	0.2
Florida	—	129,008	—	—	129,008	8.6
Georgia	—	20,567	—	—	20,567	1.4
Guam	—	19,507	—	—	19,507	1.3
Idaho	—	9,959	—	—	9,959	0.7
Illinois	—	121,985	—	—	121,985	8.1
Indiana	—	2,179	—	—	2,179	0.1
Iowa	—	12,239	—	—	12,239	0.8
Kansas	—	4,672	—	—	4,672	0.3
Kentucky	—	9,751	—	—	9,751	0.7
Louisiana	—	26,640	—	—	26,640	1.8
Maryland	—	3,772	—	—	3,772	0.3
Massachusetts	—	18,729	—	—	18,729	1.2
Michigan	—	58,391	—	—	58,391	3.9
Minnesota	—	11,407	—	—	11,407	0.8
Mississippi	—	6,203	—	—	6,203	0.4
Missouri	—	17,922	—	—	17,922	1.2
Nebraska	—	9,096	—	—	9,096	0.6
Nevada	—	21,990	—	—	21,990	1.5
New Jersey	—	81,641	—	—	81,641	5.4
New Mexico	—	1,443	—	—	1,443	0.1
New York	—	114,600	—	—	114,600	7.6
North Carolina	—	9,286	—	—	9,286	0.6
North Dakota	—	3,563	—	—	3,563	0.2
Ohio	—	67,819	—	—	67,819	4.5
Oklahoma	—	4,180	—	—	4,180	0.3
Oregon	—	4,896	—	—	4,896	0.3
Pennsylvania	—	63,212	—	—	63,212	4.2
Puerto Rico	—	33,808	—	—	33,808	2.2
Rhode Island	—	7,671	—	—	7,671	0.5
South Carolina	—	16,913	—	—	16,913	1.1
South Dakota	—	1,145	—	—	1,145	0.1
Tennessee	—	6,546	—	—	6,546	0.4
Texas	—	141,889	—	—	141,889	9.4
Utah	—	4,003	—	—	4,003	0.3
Vermont	—	620	—	—	620	—*

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund 571

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2016

Presentation of Portfolio Holdings

Amount in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Virgin Islands	—	18,602	—	—	18,602	1.2
Virginia	—	14,117	—	—	14,117	0.9
Washington	—	45,726	—	—	45,726	3.0
West Virginia	—	2,971	—	—	2,971	0.2
Wisconsin	—	19,722	—	—	19,722	1.3
Wyoming	—	3,138	—	—	3,138	0.2
Short-Term Investments	—	—	—	90,038	90,038	6.0
Total Investments	$—	$1,417,342	$—	$90,038	$1,507,380	100.1
Other Assets and Liabilities, Net						(0.1)
						100.0

* Less than 0.05% of net assets.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

572 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$1,453,211
Investments, at fair value(>)	1,507,380
Receivables:
Dividends and interest	18,793
Dividends from affiliated Russell funds	42
Investments sold	12,029
Fund shares sold	4,412
Total assets	1,542,656

Liabilities
Payables:
Investments purchased	34,783
Fund shares redeemed	1,056
Accrued fees to affiliates	670
Other accrued expenses	151
Total liabilities	36,660

Net Assets	$1,505,996

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund 573

Russell Investment Company
Russell Tax Exempt Bond Fund

Statement of Assets and Liabilities, continued — October 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$3,371
Accumulated net realized gain (loss)	(224)
Unrealized appreciation (depreciation) on investments	54,169
Shares of beneficial interest	644
Additional paid-in capital	1,448,036
Net Assets	$1,505,996

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$23.45
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$24.36
Class A — Net assets	$23,916,990
Class A — Shares outstanding ($.01 par value)	1,020,046
Net asset value per share: Class C(#)	$23.32
Class C — Net assets	$32,015,730
Class C — Shares outstanding ($.01 par value)	1,373,177
Net asset value per share: Class E(#)	$23.41
Class E — Net assets	$55,714,322
Class E — Shares outstanding ($.01 par value)	2,380,424
Net asset value per share: Class S(#)	$23.37
Class S — Net assets	$1,394,348,984
Class S — Shares outstanding ($.01 par value)	59,676,243
Amounts in thousands
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$90,038

(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

574 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Dividends from affiliated Russell funds	$251
Interest	44,867
Total investment income	45,118

Expenses
Advisory fees	4,226
Administrative fees	680
Custodian fees (1)	135
Distribution fees - Class A	53
Distribution fees - Class C	224
Transfer agent fees - Class A	43
Transfer agent fees - Class C	60
Transfer agent fees - Class E	106
Transfer agent fees - Class S	2,608
Professional fees	96
Registration fees	115
Shareholder servicing fees - Class C	75
Shareholder servicing fees - Class E	133
Trustees’ fees	50
Printing fees	69
Miscellaneous	45
Expenses before reductions	8,718
Expense reductions	(837)
Net expenses	7,881
Net investment income (loss)	37,237

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	493
Net change in unrealized appreciation (depreciation) on investments	10,903
Net realized and unrealized gain (loss)	11,396
Net Increase (Decrease) in Net Assets from Operations	$48,633

(1) Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 10 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund 575

Russell Investment Company
Russell Tax Exempt Bond Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$37,237	$34,808
Net realized gain (loss)	493	2,000
Net change in unrealized appreciation (depreciation)	10,903	(6,291)
Net increase (decrease) in net assets from operations	48,633	30,517

Distributions
From net investment income
Class A	(501)	(423)
Class C	(498)	(445)
Class E	(1,279)	(1,494)
Class S	(34,581)	(31,925)
Net decrease in net assets from distributions	(36,859)	(34,287)

Share Transactions*
Net increase (decrease) in net assets from share transactions	185,664	53,719
Total Net Increase (Decrease) in Net Assets	197,438	49,949

Net Assets
Beginning of period	1,308,558	1,258,609
End of period	$1,505,996	$1,308,558
Undistributed (overdistributed) net investment income included in net assets	$3,371	$2,983

See accompanying notes which are an integral part of the financial statements.

576 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	397	$9,358	398	$9,221
Proceeds from reinvestment of distributions	21	486	18	418
Payments for shares redeemed	(236)	(5,551)	(326)	(7,550)
Net increase (decrease)	182	4,293	90	2,089
Class C
Proceeds from shares sold	618	14,453	381	8,803
Proceeds from reinvestment of distributions	21	483	19	432
Payments for shares redeemed	(400)	(9,372)	(430)	(9,916)
Net increase (decrease)	239	5,564	(30)	(681)
Class E
Proceeds from shares sold	427	10,045	604	13,992
Proceeds from reinvestment of distributions	54	1,257	64	1,470
Payments for shares redeemed	(283)	(6,634)	(1,088)	(25,010)
Net increase (decrease)	198	4,668	(420)	(9,548)
Class S
Proceeds from shares sold	20,582	482,402	21,136	488,569
Proceeds from reinvestment of distributions	1,450	33,948	1,360	31,388
Payments for shares redeemed	(14,726)	(345,211)	(19,881)	(458,098)
Net increase (decrease)	7,306	171,139	2,615	61,859
Total increase (decrease)	7,925	$185,664	2,255	$53,719

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund 577

Russell Investment Company
Russell Tax Exempt Bond Fund

Financial Highlights — For the Periods Ended

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	$
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Total Distributions
Class A
October 31, 2016	23.23	.56	.22	.78	(.56)	(.56)
October 31, 2015	23.27	.54	(.04)	.50	(.54)	(.54)
October 31, 2014	22.62	.50	.64	1.14	(.49)	(.49)
October 31, 2013	23.24	.45	(.63)	(.18)	(.44)	(.44)
October 31, 2012	22.48	.52	.79	1.31	(.55)	(.55)

Class C
October 31, 2016	23.10	.39	.22	.61	(.39)	(.39)
October 31, 2015	23.14	.38	(.05)	.33	(.37)	(.37)
October 31, 2014	22.50	.34	.62	.96	(.32)	(.32)
October 31, 2013	23.11	.28	(.61)	(.33)	(.28)	(.28)
October 31, 2012	22.36	.37	.77	1.14	(.39)	(.39)

Class E
October 31, 2016	23.19	.57	.22	.79	(.57)	(.57)
October 31, 2015	23.23	.55	(.05)	.50	(.54)	(.54)
October 31, 2014	22.58	.51	.64	1.15	(.50)	(.50)
October 31, 2013	23.19	.45	(.61)	(.16)	(.45)	(.45)
October 31, 2012	22.44	.54	.76	1.30	(.55)	(.55)

Class S
October 31, 2016	23.15	.63	.22	.85	(.63)	(.63)
October 31, 2015	23.19	.61	(.05)	.56	(.60)	(.60)
October 31, 2014	22.55	.56	.63	1.19	(.55)	(.55)
October 31, 2013	23.16	.51	(.61)	(.10)	(.51)	(.51)
October 31, 2012	22.41	.60	.76	1.36	(.61)	(.61)

See accompanying notes which are an integral part of the financial statements.

578 Russell Tax Exempt Bond Fund

			%	%	%
$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Period	Return(c)	(000)	Gross	Net(d)	Net Assets(d)	Turnover Rate

23.45	3.37	23,917.83		.81	2.39	14
23.23	2.17	19,472.83		.82	2.35	28
23.27	5.09	17,406.84		.82	2.18	15
22.62	(.77)	16,851.84		.82	1.95	23
23.24	5.89	14,649.84		.83	2.28	29

23.32	2.67	32,016	1.58	1.52	1.68	14
23.10	1.45	26,215	1.58	1.53	1.64	28
23.14	4.32	26,956	1.59	1.53	1.47	15
22.50	(1.44)	28,147	1.59	1.53	1.24	23
23.11	5.12	31,628	1.58	1.54	1.62	29

23.41	3.42	55,714.83		.77	2.43	14
23.19	2.21	50,598.83		.78	2.38	28
23.23	5.14	60,440.84		.78	2.22	15
22.58	(.68)	51,073.84		.78	1.99	23
23.19	5.87	39,034.83		.79	2.37	29

23.37	3.68	1,394,349.58		.52	2.68	14
23.15	2.47	1,212,273.58		.53	2.64	28
23.19	5.37	1,153,807.59		.53	2.47	15
22.55	(.44)	782,853.59		.53	2.24	23
23.16	6.14	613,006.58		.54	2.63	29

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund 579

Russell Investment Company
Russell Tax Exempt Bond Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Advisory fees	$379,766
Administration fees	61,163
Distribution fees	25,249
Shareholder servicing fees	18,483
Transfer agent fees	178,046
Trustee fees	7,051
$669,758

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
Russell U.S. Cash Management Fund $	40,825	$508,332	$459,133	$3	$11	$90,038	$251	$—
	$40,825	$508,332	$459,133	$3	$11	$90,038	$251	$—

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$1,453,113,317
Unrealized Appreciation	$58,573,372
Unrealized Depreciation	(4,307,011)
Net Unrealized Appreciation (Depreciation)	$54,266,361
Undistributed Ordinary Income	$3,270,023
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$(221,229)
Tax Composition of Distributions
Ordinary Income	$457,877
Tax-Exempt Income	$36,401,739

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transactions, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$10
Accumulated net realized gain (loss)	—
Additional paid-in capital	(10)

See accompanying notes which are an integral part of the financial statements.

580 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Commodity Strategies Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

Russell Commodity Strategies Fund - Class A‡			Russell Commodity Strategies Fund - Class Y
	Total			Total
	Return			Return
1 Year	(8.78)%		1 Year	(2.99)%
5 Years	(12.87	)%§	5 Years	(11.47	)%§
Inception*	(7.70	)%§	Inception*	(6.47	)%§

Russell Commodity Strategies Fund - Class C			Bloomberg Commodity Index**
	Total			Total
	Return			Return
1 Year	(4.07)%		1 Year	(2.62)%
5 Years	(12.50	)%§	5 Years	(10.61	)%§
Inception*	(7.55	)%§	Inception*	(5.92	)%§

Russell Commodity Strategies Fund - Class E
	Total
	Return
1 Year	(3.23)%
5 Years	(11.82	)%§
Inception*	(6.85	)%§

Russell Commodity Strategies Fund - Class S
	Total
	Return
1 Year	(3.01)%
5 Years	(11.61	)%§
Inception*	(6.61	)%§

Russell Commodity Strategies Fund 581

Russell Investment Company
Russell Commodity Strategies Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The Russell Commodity Strategies Fund (the “Fund”) employs	Results for active management were mixed during the period.
a multi-manager approach whereby portions of the Fund are	The continuing theme of oversupply was supportive of active
allocated to different money manager strategies. Fund assets not	strategies that focus on buying deferred maturity contracts
allocated to money managers are managed by Russell Investment	relative to the benchmark. Fundamentally-oriented trading
Management, LLC (“RIM”), the Fund’s advisor. RIM may change	strategies were mixed, however, as technical factors were often
the allocation of the Fund’s assets among money managers at	dominant in driving prices for some commodities. As such, the
any time. An exemptive order from the Securities and Exchange	Fund’s contract selection strategies were beneficial, adding value
Commission (“SEC”) permits RIM to engage or terminate a money	in the agriculture and metals sectors while directional strategies
manager at any time, subject to approval by the Fund’s Board,	were mixed, with some Fund managers underperforming the
without a shareholder vote. Pursuant to the terms of the exemptive	benchmark due to over and underweight trades in the energy and
order, the Fund is required to notify its shareholders within 90	agriculture sectors.
days of when a money manager begins providing services. As of
October 31, 2016, the Fund had three money managers.	How did the investment strategies and techniques employed
by the Fund and its money managers affect its benchmark-
What is the Fund’s investment objective?	relative performance?
The Fund seeks to provide long term total return.	The Fund employs discretionary money managers. The Fund’s

How did the Fund perform relative to its benchmark for the	discretionary money managers select the individual portfolio
fiscal year ended October 31, 2016?	securities for the assets assigned to them. Fund assets not
allocated to discretionary money managers include the Fund’s
For the fiscal year ended October 31, 2016, the Fund’s Class A,	liquidity reserves and assets which may be managed directly by
Class C, Class E, Class S and Class Y Shares lost 3.23%, 4.07%,	RIM to effect the Fund’s investment strategies and/or to actively
3.23%, 3.01% and 2.99%, respectively. This is compared to	manage the Fund’s overall exposures by investing in securities or
the Fund’s benchmark, the Bloomberg Commodity Index Total	other instruments that RIM believes will achieve the desired risk/
Return, which lost 2.62% during the same period. The Fund’s	return profile for the Fund.
performance includes operating expenses, whereas index returns
are unmanaged and do not include expenses of any kind.	The Fund generally pursues its investment objective by investing through a wholly-owned subsidiary in commodity-linked derivative
For the fiscal year ended October 31, 2016, the Morningstar®	instruments (including swap agreements, futures and options
Commodities Broad Basket Category, a group of funds that	contracts with respect to indexes or individual commodities
Morningstar considers to have investment strategies similar	and options on futures contracts) that provide exposure to the
to those of the Fund, lost 1.18%. This result serves as a peer	performance of the collateralized commodity futures market.
comparison and is expressed net of operating expenses.
With respect to certain of the Fund’s money managers,
How did the market conditions described in the Market	CoreCommodity Management, LLC (“CoreCommodity”)
Summary report affect the Fund’s performance?	outperformed the Fund’s benchmark for the fiscal year.
Commodity markets declined during the one year period ending	CoreCommodity generated excess returns relative to the
October 31, 2016. Within the Bloomberg Commodity Index	benchmark through its quantitative and qualitative approach to
Total Return, the agriculture, industrial metals and precious	building commodity portfolios. The manager added value over
metals sectors posted gains, while the energy and livestock	the period through commodity and contract selection in the
sectors declined. The dispersion in sector returns underscored	agriculture, industrial metals and livestock sectors.
the diverse market forces that were at play over the period. The	Goldman Sachs Asset Management, L.P. underperformed the
energy sector fell sharply, with crude oil and natural gas prices	Fund’s benchmark for the fiscal year. The manager trailed the
declining in the face of ample global inventories and strong	benchmark over the period due to active positioning across
production. Livestock was another sector that posted losses due	sectors, but losses were primarily concentrated in the agriculture
to the forces of oversupply, as cheap grains prices supported an	and energy sectors. Over and underweight trades in grains
increase in the supply of lean hogs and live cattle. The industrial	commodities as well as gold and palladium contributed to losses.
metals sector rose, on the other hand, as some metals markets
showed that years of supply curtailments were beginning to have	Strategies employed by RIM in the Fund include an allocation to
an impact on prices. Precious metals also rose during the period	a RIM-developed backwardation strategy and the implementation
thanks to continued expectations for macroeconomic uncertainty	of a total return swap with Cargill, Inc. (“Cargill”). RIM’s
and loose monetary policy around the world.	backwardation strategy seeks to achieve excess return through the use of a quantitative model that selects and weights exposure to

582 Russell Commodity Strategies Fund

Russell Investment Company
Russell Commodity Strategies Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

individual commodities based upon their relative attractiveness.	Money Managers as of October 31,
The backwardation strategy outperformed the Fund’s benchmark	2016	Styles
over the period due to active positions across sectors. Overweight
	CoreCommodity Management, LLC	Fully Active Commodity
positions in precious metals were beneficial, as were periodic	Credit Suisse Asset Management, LLC	Enhanced Index
underweight positions in grains and energy commodities.	Goldman Sachs Asset Management, L.P.	Fully Active Commodity
The Cargill total return swap strategy seeks to benefit from the	The views expressed in this report reflect those of the
trading expertise of global food giant Cargill. The total return swap	portfolio managers only through the end of the period
strategy outperformed the Fund’s benchmark during the period	covered by the report. These views do not necessarily
due to active positions in agricultural and energy commodities.	represent the views of RIM or any other person in RIM or
any other affiliated organization. These views are subject
Describe any changes to the Fund’s structure or the money	to change at any time based upon market conditions or
manager line-up.	other events, and RIM disclaims any responsibility to
There were no changes to the Fund’s structure or money manager	update the views contained herein. These views should not
line up during the fiscal year.	be relied on as investment advice and, because investment
decisions for a Russell Investment Company (“RIC”) Fund
are based on numerous factors, should not be relied on as
an indication of investment decisions of any RIC Fund.

* Assumes initial investment on June 30, 2010.

** The Bloomberg Commodity Index is made up of 22 exchange-traded futures on physical commodities. The index currently represents 20 commodities, which are weighted to account for economic significance and market liquidity.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

Russell Commodity Strategies Fund 583

Russell Investment Company
Russell Commodity Strategies Fund

Shareholder Expense Example — October 31, 2016

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including distribution (12b-1) and/or service fees and other			Performance (5%
Fund expenses. The Example is intended to help you understand		Actual	return before
your ongoing costs (in dollars) of investing in the Fund and to	Class A	Performance	expenses)
Beginning Account Value
compare these costs with the ongoing costs of investing in other	May 1, 2016	$1,000.00	$1,000.00
mutual funds. The Example is based on an investment of $1,000	Ending Account Value
invested at the beginning of the period and held for the entire	October 31, 2016	$990.80	$1,017.90
period indicated, which for this Fund is from May 1, 2016 to	Expenses Paid During Period*	$7.21	$7.30

October 31, 2016.	* Expenses are equal to the Fund's annualized expense ratio of 1.44%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
The information in the table under the heading “Actual	year period). May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2016	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2016	$986.70	$1,014.13
	Expenses Paid During Period*	$10.94	$11.09
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 2.19%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/366 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period). May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class E	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2016	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2016	$990.80	$1,017.95
of other funds.	Expenses Paid During Period*	$7.16	$7.25

* Expenses are equal to the Fund's annualized expense ratio of 1.43%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

584 Russell Commodity Strategies Fund

Russell Investment Company
Russell Commodity Strategies Fund

Shareholder Expense Example, continued — October 31, 2016

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$992.70	$1,019.15
Expenses Paid During Period*	$5.96	$6.04

* Expenses are equal to the Fund's annualized expense ratio of 1.19%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$992.80	$1,020.11
Expenses Paid During Period*	$5.01	$5.08

* Expenses are equal to the Fund's annualized expense ratio of 1.00%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Russell Commodity Strategies Fund 585

Russell Investment Company
Russell Commodity Strategies Fund

Consolidated Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal		Fair	Principal	Fair
	Amount ($)		Value	Amount ($)	Value
	or Shares		$	or Shares	$
Short-Term Investments - 96.4%
Russell U.S. Cash Management Fund(a)	653,642,105	(8)	653,773	Total Investments 96.4%
United States Treasury Bills				(identified cost $685,139)	685,267
0.277% due 11/17/16 (§)(ç)(~)	19,500		19,498
0.305% due 12/15/16 (§)(ç)(~)	7,200		7,197	Other Assets and Liabilities,
0.262% due 01/12/17 (§)(~)	3,800		3,798	Net - 3.6%	25,248

United States Treasury Notes				Net Assets - 100.0%	710,515
0.875% due 01/31/17 (§)	1,000		1,001
Total Short-Term Investments
(cost $685,139)			685,267

(a) Russell U.S. Cash Management Fund is an investment fund which is valued daily and allows redemptions on a daily basis. The fund exists primarily for the investment and reinvestment of cash balances held by Russell Investment Company and Russell Investment Funds. Russell
Commodity Strategies Fund’s ownership in the Russell U.S. Cash Management Fund includes proportional ownership in short term United States
Treasury Bills and Notes with an approximate aggregate value of $68,482,868 which represents 9.64% of Russell Commodity Strategies Fund’s net assets.

See accompanying notes which are an integral part of the financial statements.

586 Russell Commodity Strategies Fund

Russell Investment Company
Russell Commodity Strategies Fund

Consolidated Schedule of Investments, continued — October 31, 2016

Futures Contracts

Amounts in thousands (except contract amounts)

						Unrealized
						Appreciation
		Number of	Notional		Expiration	(Depreciation)
		Contracts	Amount		Date	$

Long Positions
Natural Gas Futures		25	USD	768	03/17	16
Natural Gas Futures		25	USD	782	09/17	(5)
WTI Crude Oil Futures		73	USD	3,550	02/17	(112)
WTI Crude Oil Futures		73	USD	3,642	05/17	(164)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)						(265)

Total Return Swap Contracts (*)
Amounts in thousands
			Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty		Amount		Date	$
Bloomberg Brent Crude Subindex	Merrill Lynch		USD	1,187	01/13/17	—
Bloomberg Brent Crude Subindex	UBS		USD	6,724	06/08/17	(1)
Bloomberg Brent Crude Subindex	UBS		USD	1,545	11/28/16	—
Bloomberg Brent Crude Subindex	UBS		USD	2,020	06/08/17	—
Bloomberg Coffee Subindex	BNP Paribas		USD	639	11/28/16	—
Bloomberg Coffee Subindex	Merrill Lynch		USD	2,373	04/04/17	—
Bloomberg Commodity Index	UBS		USD	85,359	04/20/17	(11)
Bloomberg Commodity Index	Merrill Lynch		USD	33,648	04/04/17	(4)
Bloomberg Commodity Index 2 Month Forward Total
Return	BNP Paribas		USD	24,664	11/28/16	(305)
Bloomberg Commodity Index 2 Month Forward Total
Return	Morgan Stanley		USD	10,832	11/28/16	(134)
Bloomberg Commodity Index 2 Month Forward Total
Return	Societe Generale		USD	6,614	11/28/16	(82)
Bloomberg Commodity Index 2 Month Forward Total
Return	UBS		USD	13,335	11/28/16	(165)
Bloomberg Commodity Index Total Return	Societe Generale		USD	8,250	11/28/16	(108)
Bloomberg Commodity Index Total Return	UBS		USD	15,460	11/28/16	(202)
Bloomberg Copper Index	Merrill Lynch		USD	2,890	04/04/17	—
Bloomberg Corn Subindex	Merrill Lynch		USD	1,228	04/04/17	—
Bloomberg Cotton Subindex	Merrill Lynch		USD	2,118	04/04/17	—
Bloomberg Gold Subindex	UBS		USD	12,633	06/08/17	(2)
Bloomberg Heating Oil Subindex	Merrill Lynch		USD	464	01/13/17	—
Bloomberg Heating Oil Subindex	Merrill Lynch		USD	4,249	01/13/17	(1)
Bloomberg Kansas Wheat Subindex	UBS		USD	974	08/16/17	—
Bloomberg Lean Hogs Subindex	Merrill Lynch		USD	1,182	04/04/17	—
Bloomberg Lean Hogs Subindex	Societe Generale		USD	713	11/28/16	—
Bloomberg Live Cattle Subindex	Merrill Lynch		USD	2,595	04/04/17	—
Bloomberg Natural Gas Subindex	Merrill Lynch		USD	2,076	04/04/17	—
Bloomberg Natural Gas Subindex	Merrill Lynch		USD	580	04/04/17	—
Bloomberg Natural Gas Subindex	Morgan Stanley		USD	2,232	11/28/16	—
Bloomberg Natural Gas Subindex 3 Month Forward	UBS		USD	5,726	06/08/17	(1)
Bloomberg Nickel Index	Merrill Lynch		USD	1,065	01/13/17	—
Bloomberg Nickel Index	UBS		USD	1,683	06/08/17	—
Bloomberg Silver Subindex	Merrill Lynch		USD	4,965	01/13/17	(1)
Bloomberg Soy Meal Subindex	UBS		USD	3,292	11/28/16	—
Bloomberg Soybean Oil Subindex	UBS		USD	3,238	08/16/17	—
Bloomberg Soybeans Subindex	Merrill Lynch		USD	6,411	04/04/17	(1)
Bloomberg Soybeans Subindex	Societe Generale		USD	2,451	11/28/16	—
Bloomberg Sugar Subindex	Merrill Lynch		USD	4,730	04/04/17	(1)
Bloomberg Sugar Subindex	UBS		USD	302	04/04/17	—
Bloomberg Unleaded Gasonline Subindex	Merrill Lynch		USD	3,424	01/13/17	—
Bloomberg Unleaded Gasonline Subindex	UBS		USD	1,149	06/08/17	—
Bloomberg WTI Crude Oil Subindex 3 Month Forward	Merrill Lynch		USD	4,327	06/08/17	(1)
Bloomberg WTI Crude Oil Subindex 3 Month Forward	Merrill Lynch		USD	2,053	04/04/17	—
Bloomberg Zinc Subindex	Merrill Lynch		USD	11,466	04/04/17	(2)
Cargill Custom Index(#)	UBS		USD	143,617	08/16/17	—
Macquarie Commodity Customized Product(##)	Macquarie		USD	27,394	11/28/16	(384)
Merrill Lynch Commodity Index eXtra BIN1 Index(###)	Merrill Lynch		USD	35,557	06/08/17	—
Merrill Lynch Commodity Index eXtra CS2T Index(####)	Merrill Lynch		USD	31,866	11/28/16	(374)
Russell Core Commodity Diversified Index(#####)	Merrill Lynch		USD	141,699	11/28/16	(2,354)
Societe Generale Commodity P04T Index(######)	Societe Generale		USD	17,619	11/28/16	(189)

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund 587

Russell Investment Company
Russell Commodity Strategies Fund

Consolidated Schedule of Investments, continued — October 31, 2016

Total Return Swap Contracts (*)
Amounts in thousands
		Notional	Termination	Fair Value
Underlying Reference Entity	Counterparty	Amount	Date	$
Total Fair Value of Open Total Return Swap Contracts Premiums Paid (Received) - $— (å)				(4,323)

(*) Total return swaps (which includes index swaps) are agreements between counterparties to exchange cash flows, one based on a market-linked returns of an individual asset or a basket of assets (i.e. an index), and the other on a fixed or floating rate. The fixed fees embedded in the total return swaps held as of October 31, 2016 ranged from 0.00% to 0.45%. The floating rate fees were all based on the 3-month Treasury Bill rate plus a fee ranging from 0.096% to 0.35%. Some total return swaps may also have performance-based fees embedded in the value of the swap.
For the period ended October 31, 2016, the performance based fees were $1,648,619.
(#) The following table represents the individual commodity positions underlying the Cargill Custom Index swap contract:

Description	% Weights
Gold	13.4
Brent Crude Oil	11.5
Natural Gas	11.3
WTI Crude Oil	10.8
Copper	8.1
Soybeans	6.8
Aluminum	5.5
Silver	5.4
Heating Oil	5.3
Sugar	5.2
Wheat	5.1
Unleaded Gasoline	4.4
Zinc	4.1
Corn	3.7
Soybean Meal	3.4
Soybean Oil	3.4
Coffee	3.3
Nickel	2.9
Live Cattle	2.7
Kansas Wheat	1.1
Lean Hogs	(2.2)
Cocoa	(2.8)
London Cocoa	(4.4)
Cotton	(8.0)
Total	100.0

(##) The following table represents the individual commodity positions underlying the Macquarie Commodity Customized Product swap contract:

Description	% Weights
Gold	11.0
Natural Gas	9.9
Brent Crude Oil	8.8
WTI Crude Oil	8.4
Copper	6.7
Corn	6.0
Soybeans	5.5
Sugar	4.6

See accompanying notes which are an integral part of the financial statements.

588 Russell Commodity Strategies Fund

Russell Investment Company
Russell Commodity Strategies Fund

Consolidated Schedule of Investments, continued — October 31, 2016

Aluminum	4.5
Silver	4.5
Heating Oil	4.4
Unleaded Gasoline	3.7
Zinc	3.3
Soybean Meal	2.8
Soybean Oil	2.7
Coffee	2.6
Wheat	2.4
Nickel	2.4
Live Cattle	2.2
Cotton	1.4
Lean Hogs	1.4
Kansas Wheat	0.8
Total	100.0

(###) The following table represents the individual commodity positions underlying the Merrill Lynch Commodity Index eXtra BIN1 Index swap contract:

Description	% Weights
Gold	16.2
Natural Gas	14.6
Copper	9.7
Soybeans	8.3
Sugar	7.0
Aluminum	6.5
Silver	6.5
Unleaded Gasoline	5.7
Zinc	4.7
Soybean Meal	4.3
Soybean Oil	4.1
Heating Oil	3.5
Nickel	3.5
Live Cattle	3.4
Cotton	2.0
Total	100.0

(####) The following table represents the individual commodity positions underlying the Merrill Lynch Commodity Index eXtra CS2T Index swap contract:

Description	% Weights
Gold	11.0
Natural Gas	9.8
Brent Crude Oil	8.9
WTI Crude Oil	8.5
Copper	6.7
Corn	6.0
Soybeans	5.5
Aluminum	4.5
Sugar	4.5
Silver	4.4

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund 589

Russell Investment Company
Russell Commodity Strategies Fund

Consolidated Schedule of Investments, continued — October 31, 2016

Heating Oil	4.4
Unleaded Gasoline	3.7
Zinc	3.3
Soybean Meal	2.8
Soybean Oil	2.7
Coffee	2.6
Wheat	2.4
Nickel	2.4
Live Cattle	2.2
Lean Hogs	1.4
Cotton	1.4
Kansas Wheat	0.9
Total	100.0

(#####) The following table represents the individual commodity positions underlying the Russell Core Commodity Diversified Index swap contract:

Description	% Weights
Gold	13.6
Brent Crude Oil	13.3
Natural Gas	13.1
WTI Crude Oil	10.2
Silver	7.6
Copper	6.8
Corn	5.6
Heating Oil	4.0
Gasoline RBOB	3.9
Nickel	3.3
Coffee	2.6
Soybeans	2.5
Wheat	2.4
Zinc	2.4
Aluminum	2.2
Soybean Meal	1.6
Kansas Wheat	1.1
Lean Hogs	1.1
Sugar	1.0
Soybean Oil	1.0
Live Cattle	0.5
Cotton	0.2
Total	100.0

(######) The following table represents the individual commodity positions underlying the Societe Generale Commodity PO4T Index swap contract:

Description	% Weights
Gold	11.0
Natural Gas	10.3
Brent Crude Oil	8.7
WTI Crude Oil	8.3
Copper	6.7
Corn	6.0

See accompanying notes which are an integral part of the financial statements.

590 Russell Commodity Strategies Fund

Russell Investment Company
Russell Commodity Strategies Fund

Consolidated Schedule of Investments, continued — October 31, 2016

Soybeans	5.5
Sugar	4.5
Aluminum	4.5
Silver	4.4
Heating Oil	4.4
Unleaded Gasoline	3.7
Zinc	3.3
Soybean Meal	2.8
Soybean Oil	2.7
Coffee	2.5
Nickel	2.4
Wheat	2.4
Live Cattle	2.2
Lean Hogs	1.4
Cotton	1.4
Kansas Wheat	0.9
Total	100.0

Presentation of Portfolio Holdings
Amounts in thousands
			Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Short-Term Investments	$—	$31,494	$—	$653,773	$685,267	96.4
Total Investments	—	31,494	—	653,773	685,267	96.4
Other Assets and Liabilities, Net						3.6
						100.0
Other Financial Instruments
Assets
Futures Contracts	16	—	—	—	16	—*

Liabilities
Futures Contracts	(281)	—	—	—	(281)	(—)*
Total Return Swap Contracts	—	(4,323)	—	—	(4,323)	(0.6)
Total Other Financial Instruments**	$(265)	$(4,323)	$—	$—	$(4,588)

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund 591

Russell Investment Company
Russell Commodity Strategies Fund

Consolidated Fair Value of Derivative Instruments — October 31, 2016

Amounts in thousands

Commodity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$16

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	281
Total return swap contracts, at fair value	4,323
Total	$4,604
Commodity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$756
Total return swap contracts	(16,514)
Total	$(15,758)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(308)
Total return swap contracts	(4,611)
Total	$(4,919)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

592 Russell Commodity Strategies Fund

Russell Investment Company
Russell Commodity Strategies Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2016

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$146	$—	$146
Total Financial and Derivative Assets		146	—	146
Financial and Derivative Assets not subject to a netting agreement		(146)	—	(146)
Total Financial and Derivative Assets subject to a netting agreement		$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund 593

Russell Investment Company
Russell Commodity Strategies Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2016

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$138	$—	$138
Total Return Swap Contracts	Total return swap contracts, at fair value	4,323	—	4,323
Total Financial and Derivative Liabilities		4,461	—	4,461
Financial and Derivative Liabilities not subject to a netting agreement		(140)	—	(140)
Total Financial and Derivative Liabilities subject to a netting agreement		$4,321	$—	$4,321

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
			Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$374	$—	$—	$374
BNP Paribas	305	—	305	—
Macquarie	384	—	384	—
Merrill Lynch	12	—	12	—
Morgan Stanley	134	—	134	—
Societe Generale	379	—	379	—
Newedge	2,352	—	—	2,352
UBS	381	—	381	—
Total	$4,321	$—	$1,595	$2,726

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

594 Russell Commodity Strategies Fund

Russell Investment Company
Russell Commodity Strategies Fund

Consolidated Statement of Assets and Liabilities(†) — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$685,139
Investments, at fair value(>)	685,267
Cash (restricted)(a)	30,777
Receivables:
Dividends and interest	36
Dividends from affiliated Russell funds	301
Investments sold	3,749
Fund shares sold	4,755
Variation margin on futures contracts	146
Total assets	725,031

Liabilities
Payables:
Due to broker (b)	770
Investments purchased	8,006
Fund shares redeemed	303
Accrued fees to affiliates	617
Other accrued expenses	359
Variation margin on futures contracts	138
Total return swap contracts, at fair value(8)	4,323
Total liabilities	14,516
Commitments and Contingencies (1)

Net Assets	$710,515

(1) See note 9 in the Notes to Financial Statements for a detailed description of commitments and contingencies.
(†)     The Statement of Assets and Liabilities is consolidated and includes the balances of Russell Cayman Commodity Strategies Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund 595

Russell Investment Company
Russell Commodity Strategies Fund

Consolidated Statement of Assets and Liabilities(†) , continued — October 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(2,768)
Accumulated net realized gain (loss)	(51)
Unrealized appreciation (depreciation) on:
Investments	128
Futures contracts	(265)
Total return swap contracts	(4,323)
Shares of beneficial interest	1,297
Additional paid-in capital	716,497
Net Assets	$710,515

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$5.40
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$5.73
Class A — Net assets	$7,027,292
Class A — Shares outstanding ($.01 par value)	1,301,673
Net asset value per share: Class C(#)	$5.18
Class C — Net assets	$4,209,903
Class C — Shares outstanding ($.01 par value)	812,460
Net asset value per share: Class E(#)	$5.40
Class E — Net assets	$9,775,178
Class E — Shares outstanding ($.01 par value)	1,810,941
Net asset value per share: Class S(#)	$5.47
Class S — Net assets	$500,003,656
Class S — Shares outstanding ($.01 par value)	91,452,139
Net asset value per share: Class Y(#)	$5.52
Class Y — Net assets	$189,499,375
Class Y — Shares outstanding ($.01 par value)	34,358,974
Amounts in thousands
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$653,773
(8) Total return swap contracts – premium paid (received)	$—

(a) Cash Collateral for Swaps	$30,777
(b) Due to Broker for Swaps	$770
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.
(†) The Statement of Assets and Liabilities is consolidated and includes the balances of Russell Cayman Commodity Strategies Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

596 Russell Commodity Strategies Fund

Russell Investment Company
Russell Commodity Strategies Fund

Consolidated Statement of Operations(†) — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Dividends	$272
Dividends from affiliated Russell funds	2,394
Interest	65
Total investment income	2,731

Expenses
Advisory fees	10,361
Administrative fees	402
Custodian fees (1)	414
Distribution fees - Class A	17
Distribution fees - Class C	33
Transfer agent fees - Class A	14
Transfer agent fees - Class C	9
Transfer agent fees - Class E	22
Transfer agent fees - Class S	1,020
Transfer agent fees - Class Y	7
Professional fees	162
Registration fees	82
Shareholder servicing fees - Class C	11
Shareholder servicing fees - Class E	27
Trustees’ fees	22
Printing fees	195
Miscellaneous	94
Expenses before reductions	12,892
Expense reductions	(4,671)
Net expenses	8,221
Net investment income (loss)	(5,490)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	4
Futures contracts	756
Total return swap contracts	(16,514)
Net realized gain (loss)	(15,754)
Net change in unrealized appreciation (depreciation) on:
Investments	128
Futures contracts	(308)
Total return swap contracts	(4,611)
Net change in unrealized appreciation (depreciation)	(4,791)
Net realized and unrealized gain (loss)	(20,545)
Net Increase (Decrease) in Net Assets from Operations	$(26,035)

(1)     Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 11 in the Notes to Financial Statements.
(†)     The Statement of Operations is consolidated and includes the balances of Russell Cayman Commodity Strategies Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund 597

Russell Investment Company
Russell Commodity Strategies Fund

Consolidated Statements of Changes in Net Assets(†)

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(5,490)	$(10,503)
Net realized gain (loss)	(15,754)	(285,192)
Net change in unrealized appreciation (depreciation)	(4,791)	3,795
Net increase (decrease) in net assets from operations	(26,035)	(291,900)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(43,155)	20,927
Total Net Increase (Decrease) in Net Assets	(69,190)	(270,973)

Net Assets
Beginning of period	779,705	1,050,678
End of period	$710,515	$779,705
Undistributed (overdistributed) net investment income included in net assets	$(2,768)	$(6,713)

(†)     The Statements of Changes in Net Assets is consolidated and includes the balances of Russell Cayman Commodity Strategies Fund
          Ltd.  (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
          Refer to note 3 in the Notes to Financial Statements.

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	323	$1,685	492	$3,224
Payments for shares redeemed	(423)	(2,206)	(559)	(3,669)
Net increase (decrease)	(100)	(521)	(67)	(445)
Class C
Proceeds from shares sold	116	586	171	1,076
Payments for shares redeemed	(235)	(1,188)	(376)	(2,393)
Net increase (decrease)	(119)	(602)	(205)	(1,317)
Class E
Proceeds from shares sold	476	2,522	646	4,107
Payments for shares redeemed	(925)	(4,971)	(670)	(4,243)
Net increase (decrease)	(449)	(2,449)	(24)	(136)
Class S
Proceeds from shares sold	31,464	167,349	42,126	277,127
Payments for shares redeemed	(42,678)	(226,048)	(42,692)	(278,855)
Net increase (decrease)	(11,214)	(58,699)	(566)	(1,728)
Class Y
Proceeds from shares sold	9,215	50,350	16,705	111,513
Payments for shares redeemed	(5,717)	(31,234)	(14,243)	(86,960)
Net increase (decrease)	3,498	19,116	2,462	24,553
Total increase (decrease)	(8,384)	$(43,155)	1,600	$20,927

(†)     The Statements of Changes in Net Assets is consolidated and includes the balances of Russell Cayman Commodity Strategies Fund
          Ltd.  (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
          Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

598 Russell Commodity Strategies Fund

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Russell Investment Company
Russell Commodity Strategies Fund

Consolidated Financial Highlights — For the Periods Ended(†)

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions	$
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net	Return of
	Period	(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain	Capital
Class A
October 31, 2016	5.58	(.06)	(.12)	(.18)	—	—	—
October 31, 2015	7.64	(.09)	(1.97)	(2.06)	—	—	—
October 31, 2014	8.35	(.12)	(.59)	(.71)	—(f)	—(f)	—
October 31, 2013	9.50	(.12)	(1.03)	(1.15)	—	—	—
October 31, 2012	10.55	(.13)	(.53)	(.66)	(.15)	(.02)	(.22)

Class C
October 31, 2016	5.40	(.09)	(.13)	(.22)	—	—	—
October 31, 2015	7.44	(.13)	(1.91)	(2.04)	—	—	—
October 31, 2014	8.20	(.18)	(.58)	(.76)	—(f)	—(f)	—
October 31, 2013	9.39	(.19)	(1.00)	(1.19)	—	—	—
October 31, 2012	10.45	(.20)	(.53)	(.73)	(.09)	(.02)	(.22)

Class E
October 31, 2016	5.58	(.06)	(.12)	(.18)	—	—	—
October 31, 2015	7.63	(.09)	(1.96)	(2.05)	—	—	—
October 31, 2014	8.35	(.12)	(.60)	(.72)	—(f)	—(f)	—
October 31, 2013	9.50	(.12)	(1.03)	(1.15)	—	—	—
October 31, 2012	10.54	(.13)	(.52)	(.65)	(.15)	(.02)	(.22)

Class S
October 31, 2016	5.64	(.04)	(.13)	(.17)	—	—	—
October 31, 2015	7.69	(.07)	(1.98)	(2.05)	—	—	—
October 31, 2014	8.40	(.10)	(.61)	(.71)	—(f)	—(f)	—
October 31, 2013	9.52	(.10)	(1.02)	(1.12)	—	—	—
October 31, 2012	10.58	(.11)	(.53)	(.64)	(.18)	(.02)	(.22)

Class Y
October 31, 2016	5.68	(.03)	(.13)	(.16)	—	—	—
October 31, 2015	7.73	(.06)	(1.99)	(2.05)	—	—	—
October 31, 2014	8.42	(.08)	(.61)	(.69)	—(f)	—(f)	—
October 31, 2013	9.54	(.08)	(1.04)	(1.12)	—	—	—
October 31, 2012	10.59	(.09)	(.53)	(.62)	(.19)	(.02)	(.22)

See accompanying notes which are an integral part of the financial statements.

600 Russell Commodity Strategies Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross	Net(d)	Net Assets(d)	Turnover Rate

—	5.40	(3.23)	7,027	2.13	1.46	(1.07)	—
—	5.58	(26.96)	7,826	2.09	1.48	(1.39)	—
—(f)	7.64	(8.50)	11,212	2.08	1.52	(1.41)	302
—	8.35	(12.11)	20,224	2.04	1.52	(1.37)	145
(.39)	9.50	(6.28)	21,301	2.08	1.55	(1.39)	60

—	5.18	(4.07)	4,210	2.87	2.21	(1.82)	—
—	5.40	(27.42)	5,029	2.83	2.23	(2.14)	—
—(f)	7.44	(9.26)	8,454	2.83	2.27	(2.16)	302
—	8.20	(12.67)	11,436	2.79	2.27	(2.12)	145
(.33)	9.39	(7.01)	14,104	2.83	2.30	(2.15)	60

—	5.40	(3.23)	9,775	2.12	1.46	(1.07)	—
—	5.58	(26.87)	12,615	2.09	1.48	(1.39)	—
—(f)	7.63	(8.62)	17,427	2.08	1.52	(1.41)	302
—	8.35	(12.11)	20,652	2.04	1.52	(1.36)	145
(.39)	9.50	(6.23)	17,078	2.08	1.54	(1.38)	60

—	5.47	(3.01)	500,004	1.87	1.21	(.82)	—
—	5.64	(26.66)	579,005	1.84	1.23	(1.14)	—
—(f)	7.69	(8.45)	793,989	1.83	1.27	(1.16)	302
—	8.40	(11.76)	830,645	1.79	1.27	(1.12)	145
(.42)	9.52	(6.10)	762,582	1.83	1.30	(1.14)	60

—	5.52	(2.82)	189,499	1.68	1.02	(.62)	—
—	5.68	(26.52)	175,230	1.64	1.04	(.95)	—
—(f)	7.73	(8.19)	219,596	1.63	1.08	(.97)	302
—	8.42	(11.74)	351,831	1.60	1.08	(.93)	145
(.43)	9.54	(5.82)	445,434	1.65	1.11	(.95)	60

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund 601

Russell Investment Company
Russell Commodity Strategies Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Advisory fees	$491,606
Administration fees	29,567
Distribution fees	4,208
Shareholder servicing fees	3,008
Transfer agent fees	85,938
Trustee fees	2,719
$617,046

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End		Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions		Distributions
Russell U.S. Cash Management Fund $	705,735	$1,624,516	$1,676,612	$4	$130	$653,773		$2,394	$—
	$705,735	$1,624,516	$1,676,612	$4	$130	$653,773	$	,394	$—

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$684,124,221
Unrealized Appreciation	$1,142,851
Unrealized Depreciation	—
Net Unrealized Appreciation (Depreciation)	$1,142,851
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$(81,606)

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transactions, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$9,435
Accumulated net realized gain (loss)	15,738
Additional paid-in capital	(25,173)

See accompanying notes which are an integral part of the financial statements.

602 Russell Commodity Strategies Fund

Russell Investment Company
Russell Global Infrastructure Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

Russell Global Infrastructure Fund - Class A‡			Russell Global Infrastructure Fund - Class Y
	Total			Total
	Return			Return
1 Year	(0.65)%		1 Year	5.87%
5 Years	7.13	%§	5 Years	8.87	%§
Inception*	6.61	%§	Inception*	8.10	%§

Russell Global Infrastructure Fund - Class C			S&P Global Infrastructure Index Net (USD)SM**
	Total			Total
	Return			Return
1 Year	4.65%		1 Year	5.34%
5 Years	7.60	%§	5 Years	6.68	%§
Inception*	6.84	%§	Inception*	6.36	%§

Russell Global Infrastructure Fund - Class E
	Total
	Return
1 Year	5.42%
5 Years	8.40	%§
Inception*	7.64	%§

Russell Global Infrastructure Fund - Class S
	Total
	Return
1 Year	5.69%
5 Years	8.68	%§
Inception*	7.92	%§

Russell Global Infrastructure Fund 603

Russell Investment Company
Russell Global Infrastructure Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The Russell Global Infrastructure Fund (the “Fund”) employs	was a detractor while the underweight to the marine ports sector
a multi-manager approach whereby portions of the Fund are	was beneficial. From a regional perspective, North America and
allocated to different money manager strategies. Fund assets not	Asia ex-Japan delivered positive returns, outperforming relative
allocated to money managers are managed by Russell Investment	to emerging markets and Europe, while Japan posted significant
Management, LLC (“RIM”), the Fund’s advisor. RIM may change	declines during the fiscal year. Stock selection within North
the allocation of the Fund’s assets among money managers at	America, emerging markets and Japan contributed positively
any time. An exemptive order from the Securities and Exchange	to performance, though selection within Europe had a negative
Commission (“SEC”) permits RIM to engage or terminate a money	impact.
manager at any time, subject to approval by the Fund’s Board,
without a shareholder vote. Pursuant to the terms of the exemptive	How did the investment strategies and techniques employed
order, the Fund is required to notify its shareholders within 90	by the Fund and its money managers affect its benchmark-
days of when a money manager begins providing services. As of	relative performance?
October 31, 2016, the Fund had four money managers.	The Fund employs discretionary money managers. The Fund’s
discretionary money managers select the individual portfolio
What is the Fund’s investment objective?	securities for the assets assigned to them. Fund assets not
The Fund seeks to provide long term growth of capital and current	allocated to discretionary money managers include the Fund’s
income.	liquidity reserves and assets which may be managed directly by

How did the Fund perform relative to its benchmark for the	RIM to effect the Fund’s investment strategies and/or to actively
fiscal year ended October 31, 2016?	manage the Fund’s overall exposures by investing in securities or other instruments that RIM believes will achieve the desired risk/
For the fiscal year ended October 31, 2016, the Fund’s Class	return profile for the Fund.
A, Class C, Class E, Class S and Class Y Shares gained 5.43%,
4.65%, 5.42%, 5.69% and 5.87%, respectively. This is compared	With respect to certain of the Fund’s money managers, Cohen
to the Fund’s benchmark, the S&P Global Infrastructure Index	& Steers Capital Management, Inc., Cohen & Steers UK
(Net), which gained 5.34% during the same period. The Fund’s	Limited and Cohen & Steers Asia Limited (together, “Cohen”)
performance includes operating expenses, whereas index returns	underperformed the Fund’s benchmark by a wide margin for the
are unmanaged and do not include expenses of any kind.	fiscal year. Cohen implements a “growth at a reasonable price”
strategy incorporating both top-down and bottom-up components.
For the fiscal year ended October 31, 2016, the Morningstar®	An overweight to European tollroads and North American energy
Infrastructure Category, a group of funds that Morningstar	pipelines companies resulted in Cohen’s underperformance. Out-
considers to have investment strategies similar to those of the	of-index exposure to the satellites, construction & engineering
Fund, gained 4.49%. This return serves as a peer comparison and	and gas utilities sectors further detracted from performance. On a
is expressed net of operating expenses.	positive note, effective stock selection within multi-utilities and
How did the market conditions described in the Market	airports sectors benefitted. From a regional perspective, stock
Summary report affect the Fund’s performance?	picking within Japan and emerging markets was also beneficial.
For the fiscal year ended October 31, 2016, the global infrastructure	Colonial First State Asset Management (Australia) Limited
market, as measured by the S&P Global Infrastructure Index (Net),	(“Colonial”) outperformed the Fund’s benchmark by a wide margin
delivered a positive 5.34% return. Within the global infrastructure	for the fiscal year. Colonial utilizes a fundamental relative value
sector, there was a wide dispersion in company performance.	strategy that features significant ex-benchmark exposure. Stock
Utilities sector performance was strong during the period, driven	selection in the energy pipelines sector drove outperformance.
by a large fall in the U.S. Treasury 10-year yields of more than 30	Within the utilities space, an underweight to multi-utilities and
basis points, while the alternative energy sector saw significant	out-of-index exposure to gas utilities and water utilities also
negative returns primarily within China. Stock selection within	contributed to performance. An underweight to the airports sector
the utilities sector and an underweight to the energy pipelines	was the most notable detractor from performance.
sector were key positive contributors to the Fund’s performance.	Nuveen Asset Management, Inc. (“Nuveen”) slightly outperformed
Companies with energy-related businesses posted positive returns	the Fund’s benchmark for the fiscal year. Nuveen utilizes a
in response to energy commodity price volatility during the	bottom-up relative value strategy that features a high degree
period. The owners of transportation infrastructure showed mixed	of turnover. An underweight to marine ports, power producers
results with airports benefitting from stronger passenger volume	and electric utilities, in addition to out-of-index exposure to the
growth, while marine ports suffered from weaker volumes within	gas utilities sector, contributed to performance. Out-of-index
Asia. The Fund’s underweight position within the airports sector

604 Russell Global Infrastructure Fund

Russell Investment Company
Russell Global Infrastructure Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

exposure to construction & engineering, railroads, wireless towers	Money Managers as of October 31,
and satellites sectors detracted from performance. Negative stock	2016	Styles
selection within airports and an underweight to the sector had a
negative impact.	Cohen & Steers Capital Management, Inc.,
Cohen & Steers UK Limited and Cohen and
RIM utilized a strategy during the period to implement sector	Cohen & Steers Asia Limited	Public Market Equity
tilting through the use/purchase of infrastructure stocks. The	Colonial First State Asset Management
strategy seeks to position the portfolio to meet RIM’s overall	(Australia) Limited	Public Market Equity
	Maple-Brown Abbott Limited	Public Market Equity
preferred positioning objectives, while optimizing the portfolio	Nuveen Asset Management, LLC	Public Market Equity
to minimize tracking error relative to the Fund’s money manager	The views expressed in this report reflect those of the
portfolios. The strategy outperformed relative to the Fund’s	portfolio managers only through the end of the period
benchmark as a result of exposure to the oil & gas pipelines,	covered by the report. These views do not necessarily
electric utilities and multi-utilities sectors.	represent the views of RIM or any other person in RIM or
During the fiscal year, the Fund used index futures contracts	any other affiliated organization. These views are subject
to equitize the Fund’s cash. The use of these derivatives had a	to change at any time based upon market conditions or
modestly positive impact on performance, as equity markets	other events, and RIM disclaims any responsibility to
delivered positive returns ahead of cash.	update the views contained herein. These views should not
be relied on as investment advice and, because investment
Describe any changes to the Fund’s structure or the money	decisions for a Russell Investment Company (“RIC”) Fund
manager line-up.	are based on numerous factors, should not be relied on as
In order to introduce a higher conviction manager, in September	an indication of investment decisions of any RIC Fund.
2016, Lazard Asset Management LLC was replaced with Maple-
Brown Abbott Limited, which pursues a more diversified strategy.

* Assumes initial investment on September 30, 2010.

** The S&P Global Infrastructure Index Net (USD)SM provides liquid and tradable exposure to 75 companies around the world that represent the listed infrastructure universe. The index has balanced weights across three distinct infrastructure classes: utilities, transportation and energy.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

Russell Global Infrastructure Fund 605

Russell Investment Company
Russell Global Infrastructure Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including distribution (12b-1) and/or service fees and other			Performance (5%
Fund expenses. The Example is intended to help you understand		Actual	return before
your ongoing costs (in dollars) of investing in the Fund and to	Class A	Performance	expenses)
Beginning Account Value
compare these costs with the ongoing costs of investing in other	May 1, 2016	$1,000.00	$1,000.00
mutual funds. The Example is based on an investment of $1,000	Ending Account Value
invested at the beginning of the period and held for the entire	October 31, 2016	$1,008.70	$1,017.80
period indicated, which for this Fund is from May 1, 2016 to	Expenses Paid During Period*	$7.37	$7.41

October 31, 2016.	* Expenses are equal to the Fund's annualized expense ratio of 1.46%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
The information in the table under the heading “Actual	year period). May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2016	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2016	$1,003.90	$1,013.93
	Expenses Paid During Period*	$11.23	$11.29
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 2.23%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/366 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period). May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class E	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2016	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2016	$1,007.70	$1,017.70
of other funds.	Expenses Paid During Period*	$7.47	$7.51

* Expenses are equal to the Fund's annualized expense ratio of 1.48%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

606 Russell Global Infrastructure Fund

Russell Investment Company
Russell Global Infrastructure Fund

Shareholder Expense Example, continued — October 31, 2016 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,009.00	$1,018.95
Expenses Paid During Period*	$6.21	$6.24

* Expenses are equal to the Fund's annualized expense ratio of 1.23%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,009.90	$1,019.86
Expenses Paid During Period*	$5.30	$5.33

* Expenses are equal to the Fund's annualized expense ratio of 1.05%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Russell Global Infrastructure Fund 607

Russell Investment Company
Russell Global Infrastructure Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
				Principal	Fair
	Principal	Fair		Amount ($)	Value
	Amount ($)	Value		or Shares	$
	or Shares	$
Common Stocks - 96.0%			China - 2.0%
Australia - 8.9%			Beijing Capital International Airport Co.,
APA Group	634,897	3,837	Ltd. Class H	1,354,000	1,419
Aurizon Holdings, Ltd.	470,338	1,743	China Resources Gas Group, Ltd.	906,094	2,842
AusNet Services(Æ)	6,103,146	6,951	COSCO SHIPPING Ports, Ltd.	8,859,023	8,784
DUET Group	367,102	663	ENN Energy Holdings, Ltd.	108,240	509
Macquarie Atlas Roads Group	938,696	3,364	Hopewell Highway Infrastructure, Ltd.	345,806	185
Spark Infrastructure Group	6,721,274	11,328	Jiangsu Expressway Co., Ltd. Class H	5,345,413	7,278
Sydney Airport	1,443,346	6,856	Towngas China Co., Ltd.(Æ)	234,899	132
Transurban Group - ADR(Æ)	7,251,004	57,191			21,149
		91,933
			France - 5.0%
Austria - 0.2%			Aeroports de Paris	26,856	2,713
Flughafen Wien AG	82,959	2,010	Engie SA	249,476	3,600
Oesterreichische Post AG(Æ)	4,958	171	Groupe Eurotunnel SE	3,043,335	28,459
		2,181	Rubis SCA	44,570	4,063
			Suez Environnement Co.	131,754	2,088
Belgium - 0.2%			Veolia Environnement SA	69,670	1,521
bpost SA	52,423	1,394	Vinci SA	133,504	9,652
Elia System Operator SA	9,672	500			52,096
		1,894
			Germany - 2.2%
Bermuda - 0.2%			Fraport AG Frankfurt Airport Services
Brookfield Renewable Partners, LP(Ñ)	40,923	1,249	Worldwide	348,511	20,656
China Everbright Water, Ltd.	1,118,857	458	Innogy SE(Æ)(Þ)	60,873	2,418
		1,707			23,074

Brazil - 0.8%			Hong Kong - 2.7%
CCR SA	353,284	1,920	Cheung Kong Infrastructure Holdings,
Cia de Saneamento Basico do Estado de			Ltd.	136,790	1,119
Sao Paulo(Æ)	84,459	892	China Everbright International, Ltd.	1,801,966	2,157
CPFL Energias Renovaveis SA(Æ)	55,424	196	China Merchants Port Holdings Co., Ltd.	5,846,508	15,133
Energisa SA	25,773	181	CLP Holdings, Ltd.	56,614	575
Transmissora Alianca de Energia			Hong Kong & China Gas Co., Ltd.	67,352	132
Eletrica SA	830,306	5,397	MTR Corp., Ltd.	63,631	352
		8,586	Power Assets Holdings, Ltd.	919,624	8,645
					28,113
Canada - 8.4%
AltaGas, Ltd. - ADR	12,214	302	India - 0.3%
Brookfield Infrastructure Partners, LP(Ñ)	19,829	671	Power Grid Corp. of India, Ltd.	1,116,622	2,927
Canadian Pacific Railway, Ltd.	5,189	742
Emera, Inc.	54,929	1,916	Indonesia - 0.1%
Enbridge, Inc.	889,338	38,401	Tower Bersama Infrastructure Tbk PT	1,299,285	595
Inter Pipeline, Ltd.	80,187	1,662
Keyera Corp.	103,503	3,107	Italy - 4.6%
Pembina Pipeline Corp.	23,549	723	Atlantia SpA	1,496,825	36,702
TransCanada Corp.	627,461	28,407	Ei Towers SpA(Æ)	25,731	1,216
Veresen, Inc.	90,196	817	Hera SpA	465,409	1,191
Waste Connections, Inc.	127,261	9,571	Infrastrutture Wireless Italiane SpA(Þ)	804,812	3,806
		86,319	Snam Rete Gas SpA	906,559	4,784
			Terna Rete Elettrica Nazionale SpA	51,016	250
Chile - 0.6%					47,949
AES Gener SA	558,110	190
Aguas Andinas SA Class A	6,927,940	4,568	Japan - 3.7%
Empresa Nacional de Electricidad SA			East Japan Railway Co.	109,975	9,696
- ADR	12,196	253	Japan Airport Terminal Co., Ltd.(Ñ)	164,293	6,318
Endesa Americas SA - ADR	68,674	658	Kamigumi Co., Ltd.	1,289,524	11,017
Enersis Chile SA - ADR	128,016	636	Tokyo Gas Co., Ltd.	2,202,000	9,983
		6,305	West Japan Railway Co.	22,000	1,356
					38,370

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Luxembourg - 0.0%			Red Electrica Corp. SA	304,240	6,339
SES SA	12,923	297	Saeta Yield SA - ADR	33,333	322
					76,974
Malaysia - 0.1%
Petronas Gas BHD	78,424	413	Switzerland - 1.9%
Westports Holdings BHD	101,416	106	Flughafen Zuerich AG	105,957	19,463
		519
			United Kingdom - 4.7%
Mexico - 2.1%			Centrica PLC	239,701	629
Grupo Aeroportuario del Centro Norte			Inmarsat PLC	17,667	151
SAB de CV - ADR	49,492	2,311	National Grid PLC	1,358,248	17,691
Grupo Aeroportuario del Pacifico SAB de			National Grid PLC - ADR	66,368	4,342
CV - ADR	43,570	4,210	Scottish & Southern Energy PLC	740,788	14,430
Grupo Aeroportuario del Pacifico SAB de			Severn Trent PLC Class H	138,686	3,947
CV Class B	730,977	7,065	Stagecoach Group PLC	71,656	173
Infraestructura Energetica Nova SAB			United Utilities Group PLC	621,803	7,144
de CV	489,103	2,165			48,507
OHL Mexico SAB de CV(Æ)	3,582,705	4,220
Promotora y Operadora de			United States - 36.8%
Infraestructura SAB de CV	59,701	668	8Point3 Energy Partners, LP Class A(Ñ)	28,401	435
Promotora y Operadora de			Alliant Energy Corp.	134,631	5,123
Infraestructura SAB de CV Class L	155,677	1,466	Ameren Corp.	85,061	4,249
		22,105	American Tower Corp.(ö)	15,218	1,783
			American Water Works Co., Inc.	39,235	2,905
Netherlands - 0.7%			Atmos Energy Corp.	89,903	6,688
Koninklijke Vopak NV	152,651	7,703	Avangrid, Inc.	10,170	401
			Boardwalk Pipeline Partners, LP(Ñ)	418,200	7,197
New Zealand - 1.3%			Buckeye Partners, LP	18,953	1,223
Auckland International Airport, Ltd.	1,803,087	8,496	CenterPoint Energy, Inc.	72,250	1,647
Infratil, Ltd.	1,194,009	2,544	Cheniere Energy, Inc.(Æ)	136,161	5,133
Port of Tauranga, Ltd.(Ñ)	699,600	1,950	CMS Energy Corp.	206,130	8,688
Vector, Ltd.	3,352	8	Connecticut Water Service, Inc.	11,068	576
		12,998	Covanta Holding Corp.	22,264	334
			Crown Castle International Corp.(ö)	212,229	19,311
Norway - 0.0%			CSX Corp.	87,838	2,680
Hafslund ASA Class B	37,463	389	Digital Realty Trust, Inc. (ö)	30,865	2,884
			Dominion Resources, Inc.	232,690	17,498
Philippines - 0.0%			DTE Energy Co.	2,558	246
International Container Terminal			Duke Energy Corp.	38,138	3,052
Services, Inc.	177,270	285	Edison International	90,374	6,641
			El Paso Electric Co.	87,306	4,034
Portugal - 0.0%			Enbridge Energy Management LLC(Æ)	235,286	5,746
REN - Redes Energeticas Nacionais			Enterprise Products Partners, LP(Ñ)	382,727	9,660
SGPS SA	44,632	130	Equinix, Inc.(ö)	79	28
			Eversource Energy	153,037	8,426
Singapore - 1.0%			Great Plains Energy, Inc.	54,114	1,539
CitySpring Infrastructure Trust(Æ)	5,482,470	1,990	Kansas City Southern	24,311	2,134
ComfortDelGro Corp., Ltd.	1,317,608	2,406	Kinder Morgan, Inc.	2,184,317	44,626
Hutchison Port Holdings Trust Class U	6,135,326	2,725	Macquarie Infrastructure Corp.	67,534	5,525
Parkway Life Real Estate Investment			Magellan Midstream Partners, LP	91,085	6,124
Trust (Æ)(ö)	910,651	1,675	New Jersey Resources Corp.	7,418	252
SATS, Ltd.	379,423	1,319
		10,115	NextEra Energy, Inc.	375,575	37,073
			NiSource, Inc.	155,446	3,616

Spain - 7.5%			Noble Midstream Partners LP(Æ)	25,445	763
Abertis Infraestructuras SA(Ñ)	1,500,260	22,265	ONE Gas, Inc.	9,039	554
Aena SA(Þ)	142,371	20,894	ONEOK, Inc.	33,401	1,618
Cellnex Telecom SA(Þ)	150,663	2,473	Pattern Energy Group, Inc. Class A	76,673	1,714
Enagas SA	151,742	4,357	PG&E Corp.	568,689	35,327
Ferrovial SA	194,756	3,786	Plains All American Pipeline, LP	17,897	543
Iberdrola SA	2,427,514	16,538	Plains GP Holdings, LP Class A(Æ)(Ñ)	132,116	1,659
			PPL Corp.	67,216	2,308

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2016

	Amounts in thousands (except share amounts)
		Principal		Fair
		Amount ($)		Value
		or Shares		$
	Rice Midstream Partners, LP	36,800		797
	SBA Communications Corp. Class A(Æ)	94,238		10,675
	SemGroup Corp. Class A	20,606		665
	Sempra Energy	103,117		11,044
	Shell Midstream Partners, LP	51,050		1,385
	SJW Corp.	60,268		3,057
	Spectra Energy Corp.	601,176		25,135
	Spire, Inc.	5,251		330
	Targa Resources Corp.	102,563		4,502
	UGI Corp.	141,204		6,536
	Union Pacific Corp.	68,455		6,036
	Unitil Corp.	18,852		765
	WEC Energy Group, Inc.	175,281		10,468
	Williams Cos., Inc. (The)	361,104		10,544
	Xcel Energy, Inc.	393,483		16,349
				380,251

	Total Common Stocks
	(cost $887,893)			992,934

	Investments in Other Funds - 0.1%
	3i Infrastructure PLC	254,590		597
	John Laing Infrastructure Fund, Ltd.	396,931		615
	Total Investments in Other Funds
	(cost $1,244)			1,212

	Warrants & Rights - 0.0%
	Spain- 0.0%
	Ferrovial SA(Æ)
	2017 Rights	194,756		83

	Total Warrants & Rights
	(cost $87)			83

	Short-Term Investments - 3.2%
	United States - 3.2%
	Russell U.S. Cash Management Fund	32,922,518	(8)	32,929
	Total Short-Term Investments
	(cost $32,928)			32,929

	Other Securities - 3.6%
	Russell U.S. Cash Collateral Fund(×)	37,088,837	(8)	37,089
	Total Other Securities
	(cost $37,089)			37,089

	Total Investments 102.9%
	(identified cost $959,241)			1,064,247

	Other Assets and Liabilities, Net
-	(2.9%)			(30,093)
	Net Assets - 100.0%			1,034,154

See accompanying notes which are an integral part of the financial statements.

610 Russell Global Infrastructure Fund

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Schedule of Investments, continued — October 31, 2016

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
CAC40 Euro Index Futures	37	EUR	1,667	11/16	3
DAX Index Futures	2	EUR	534	12/16	—
Euro STOXX 50 Index Futures	39	EUR	1,191	12/16	20
FTSE 100 Index Futures	21	GBP	1,455	12/16	9
Hang Seng Index Futures	11	HKD	12,598	11/16	(43)
IBEX 35 Index Futures	42	EUR	3,833	11/16	132
S&P E-Mini Utilities Select Sector Index Futures	298	USD	14,802	12/16	427
S&P/TSX 60 Index Futures	27	CAD	4,679	12/16	58
SPI 200 Index Futures	31	AUD	4,100	12/16	(54)
TOPIX Index Futures	7	JPY	97,650	12/16	27
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					579

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Australia and New Zealand Banking Group	EUR	273	USD	300	11/01/16	—
Bank of America	USD	671	AUD	900	12/21/16	13
Bank of America	USD	682	AUD	910	12/21/16	10
Bank of America	USD	1,440	AUD	1,910	12/21/16	11
Bank of America	USD	1,095	EUR	970	12/21/16	(28)
Bank of America	USD	1,467	EUR	1,300	12/21/16	(37)
Bank of America	USD	344	GBP	260	12/21/16	(25)
Bank of America	USD	448	HKD	3,470	12/21/16	—
Bank of America	USD	451	HKD	3,500	12/21/16	—
Bank of America	USD	757	HKD	5,870	12/21/16	—
Bank of America	USD	253	JPY	25,780	12/21/16	(7)
Bank of America	USD	255	JPY	26,040	12/21/16	(7)
Bank of America	USD	525	JPY	54,240	12/21/16	(7)
Bank of America	AUD	410	USD	311	12/21/16	—
Bank of America	AUD	820	USD	628	12/21/16	5
Bank of America	CAD	170	USD	129	12/21/16	2
Bank of America	CAD	530	USD	404	12/21/16	9
Bank of America	CAD	680	USD	519	12/21/16	12
Bank of America	CAD	1,000	USD	762	12/21/16	16
Bank of America	EUR	620	USD	697	12/21/16	15
Bank of America	EUR	1,200	USD	1,324	12/21/16	3
Bank of America	GBP	140	USD	179	12/21/16	7
Bank of America	GBP	200	USD	244	12/21/16	(1)
Bank of America	GBP	210	USD	271	12/21/16	13
Bank of America	GBP	210	USD	270	12/21/16	13
Bank of America	HKD	1,180	USD	152	12/21/16	—
Bank of America	JPY	27,470	USD	265	12/21/16	3
Bank of America	JPY	39,990	USD	395	12/21/16	13
BNP Paribas	USD	1,409	AUD	1,839	12/21/16	(11)
BNP Paribas	USD	389	CAD	510	12/21/16	(9)
BNP Paribas	USD	1,329	CAD	1,717	12/21/16	(48)
BNP Paribas	USD	451	EUR	410	12/21/16	—
BNP Paribas	USD	2,783	EUR	2,459	12/21/16	(79)
BNP Paribas	USD	259	GBP	210	12/21/16	(1)
BNP Paribas	USD	684	GBP	514	12/21/16	(56)
BNP Paribas	USD	743	HKD	5,758	12/21/16	—

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
BNP Paribas	USD	448	JPY	45,398	12/21/16	(14)
BNP Paribas	AUD	800	USD	612	12/21/16	5
BNP Paribas	HKD	2,310	USD	298	12/21/16	—
BNP Paribas	JPY	26,990	USD	260	12/21/16	2
Brown Brothers Harriman	USD	358	AUD	471	11/02/16	1
Brown Brothers Harriman	AUD	260	USD	197	12/21/16	—
Brown Brothers Harriman	AUD	680	USD	518	12/21/16	1
Brown Brothers Harriman	EUR	1,660	USD	1,864	12/21/16	37
Brown Brothers Harriman	HKD	2,340	USD	302	12/21/16	—
Brown Brothers Harriman	HKD	2,360	USD	305	12/21/16	—
Brown Brothers Harriman	JPY	13,320	USD	130	12/21/16	3
Citigroup	USD	388	CAD	520	12/21/16	—
Citigroup	USD	1,398	CAD	1,850	12/21/16	(18)
Citigroup	USD	770	EUR	700	12/21/16	—
Citigroup	USD	3,526	EUR	3,180	12/21/16	(27)
Citigroup	USD	171	GBP	140	12/21/16	—
Citigroup	USD	765	GBP	630	12/21/16	7
Commonwealth Bank of Australia	USD	396	CAD	520	12/21/16	(9)
Commonwealth Bank of Australia	USD	172	GBP	140	12/21/16	—
Credit Suisse	USD	852	AUD	1,124	11/02/16	3
Credit Suisse	USD	12	CHF	12	11/01/16	—
Credit Suisse	USD	482	EUR	439	11/02/16	1
Credit Suisse	USD	409	HKD	3,167	11/01/16	—
Credit Suisse	GBP	34	USD	41	11/01/16	—
Deutsche Bank	USD	140	CAD	187	11/01/16	—
Deutsche Bank	USD	107	HKD	828	11/02/16	—
Deutsche Bank	CAD	20	USD	15	11/03/16	—
Goldman Sachs	USD	416	AUD	540	12/21/16	(6)
Goldman Sachs	USD	301	HKD	2,330	12/21/16	—
Goldman Sachs	USD	263	JPY	27,080	12/21/16	(4)
HSBC	USD	1,407	AUD	1,839	12/21/16	(10)
HSBC	USD	1,329	CAD	1,717	12/21/16	(48)
HSBC	USD	2,783	EUR	2,459	12/21/16	(79)
HSBC	USD	684	GBP	514	12/21/16	(55)
HSBC	USD	743	HKD	5,758	12/21/16	—
HSBC	USD	448	JPY	45,398	12/21/16	(14)
HSBC	EUR	570	USD	623	12/21/16	(5)
HSBC	GBP	140	USD	171	12/21/16	(1)
JPMorgan Chase	USD	70	CHF	70	11/02/16	—
JPMorgan Chase	USD	24	NZD	34	11/02/16	—
Morgan Stanley	USD	412	AUD	540	12/21/16	(2)
Morgan Stanley	USD	151	HKD	1,170	12/21/16	—
Morgan Stanley	USD	131	JPY	13,570	12/21/16	(1)
Morgan Stanley	CAD	350	USD	265	12/21/16	5
Morgan Stanley	GBP	140	USD	172	12/21/16	—
Royal Bank of Canada	AUD	270	USD	206	12/21/16	1
Royal Bank of Canada	CAD	340	USD	254	12/21/16	1
Royal Bank of Canada	HKD	2,370	USD	306	12/21/16	—
Royal Bank of Canada	JPY	14,080	USD	138	12/21/16	3
State Street	USD	17	AUD	23	11/03/16	—
State Street	USD	58	CAD	78	11/02/16	—
State Street	USD	635	CAD	840	12/21/16	(9)
State Street	USD	745	CAD	980	12/21/16	(14)
State Street	USD	338	EUR	300	12/21/16	(8)
State Street	USD	251	GBP	190	12/21/16	(18)
State Street	USD	68	MXN	1,274	11/04/16	—

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
State Street	USD	133	SGD	185	11/03/16	—
State Street	AUD	410	USD	310	12/21/16	(1)
State Street	AUD	530	USD	404	12/21/16	1
State Street	CAD	22	USD	16	11/01/16	—
State Street	CAD	500	USD	383	12/21/16	10
State Street	CAD	510	USD	395	12/21/16	15
State Street	EUR	131	USD	143	11/01/16	—
State Street	EUR	800	USD	877	11/01/16	(1)
State Street	EUR	820	USD	922	12/21/16	21
State Street	GBP	130	USD	170	12/21/16	11
State Street	HKD	1,150	USD	148	12/21/16	—
State Street	HKD	1,190	USD	153	12/21/16	—
State Street	HKD	2,380	USD	307	12/21/16	—
State Street	JPY	13,560	USD	131	12/21/16	1
State Street	JPY	13,900	USD	132	12/21/16	(1)
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(387)

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Common Stocks
Australia	$—	$91,933	$—	$—	$91,933	8.9
Austria	—	2,181	—	—	2,181	0.2
Belgium	—	1,894	—	—	1,894	0.2
Bermuda	1,249	458	—	—	1,707	0.2
Brazil	8,586	—	—	—	8,586	0.8
Canada	86,319	—	—	—	86,319	8.4
Chile	1,547	4,758	—	—	6,305	0.6
China	—	21,149	—	—	21,149	2.0
France	—	52,096	—	—	52,096	5.0
Germany	2,418	20,656	—	—	23,074	2.2
Hong Kong	—	28,113	—	—	28,113	2.7
India	—	2,927	—	—	2,927	0.3
Indonesia	—	595	—	—	595	0.1
Italy	—	47,949	—	—	47,949	4.6
Japan	—	38,370	—	—	38,370	3.7
Luxembourg	—	297	—	—	297	—*
Malaysia	—	519	—	—	519	0.1
Mexico	22,105	—	—	—	22,105	2.1
Netherlands	—	7,703	—	—	7,703	0.7
New Zealand	—	12,998	—	—	12,998	1.3
Norway	—	389	—	—	389	—*
Philippines	—	285	—	—	285	—*
Portugal	—	130	—	—	130	—*

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2016

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Singapore	—	10,115	—	—	10,115	1.0
Spain	—	76,974	—	—	76,974	7.5
Switzerland	—	19,463	—	—	19,463	1.9
United Kingdom	4,342	44,165	—	—	48,507	4.7
United States	380,251	—	—	—	380,251	36.8
Investments in Other Funds	—	1,212	—	—	1,212	0.1
Warrants & Rights	83	—	—	—	83	—*
Short-Term Investments	—	—	—	32,929	32,929	3.2
Other Securities	—	—	—	37,089	37,089	3.6
Total Investments	506,900	487,329	—	70,018	1,064,247	102.9
Other Assets and Liabilities, Net						(2.9)
						100.0

Other Financial Instruments
Assets
Futures Contracts	676	—	—	—	676	0.1
Foreign Currency Exchange Contracts	5	269	—	—	274	—*

Liabilities
Futures Contracts	(97)	—	—	—	(97)	(—)*
Foreign Currency Exchange Contracts	(3)	(658)	—	—	(661)	(0.1)
Total Other Financial Instruments**	$581	$(389)	$—	$—	$192

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

614 Russell Global Infrastructure Fund

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Schedule of Investments, continued — October 31, 2016

Amounts in thousands
Fair Value
Infrastructure Subindustry Exposure	$
Air Freight & Logistics	1,565
Airport Services	109,255
Alternative Carriers	151
Cable & Satellite	297
Construction & Engineering	13,521
Diversified	39,110
Electric Utilities	199,279
Environmental & Facilities Services	12,062
Gas Utilities	47,577
Healthcare REITs	1,675
Highways & Railtracks	163,717
Independent Power Producers & Energy Traders	443
Integrated Telecommunication Services	18,170
Marine Ports & Services	24,867
Multi-Utilities	94,492
Oil & Gas Refining & Marketing	3,107
Oil & Gas Storage & Transportation	205,337
Railroads	24,739
Renewable Electricity	6,904
Specialized REITs	28
Trucking	2,579
Water Utilities	23,547
Wireless Telecommunication Services	595
Investment in Other Funds	1,212
Short-Term Investments	32,929
Other Securities	37,089
Total Investments	1,064,247

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund 615

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Fair Value of Derivative Instruments — October 31, 2016

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$274
Variation margin on futures contracts*	676	—
Total	$676	$274

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$97	$—
Unrealized depreciation on foreign currency exchange contracts	—	661
Total	$97	$661
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$1,431	$—
Foreign currency-related transactions**	—	329
Total	$1,431	$329

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(159)	$—
Foreign currency-related transactions***	—	(310)
Total	$(159)	$(310)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

616 Russell Global Infrastructure Fund

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Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2016

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
				Gross	Net Amounts
			Amounts		of Assets
			Gross	Offset in the	Presented in
			Amounts of	Statement of	the Statement
			Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets		Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value		$35,276	$—	$35,276
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts		274	—	274
Futures Contracts	Variation margin on futures contracts		296	—	296
Total Financial and Derivative Assets			35,846	—	35,846
Financial and Derivative Assets not subject to a netting agreement			(296)	—	(296)
Total Financial and Derivative Assets subject to a netting agreement			$35,550	$—	$35,550

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
			Gross Amounts Not Offset in
			the Statement of Assets and
			Liabilities

		Net Amounts
		of Assets
		Presented in
		the Statement	Financial and
		of Assets and	Derivative	Collateral
Counterparty		Liabilities	Instruments	Received^	Net Amount
Bank of America		$144	$112	$—	$32
Barclays		3,105	—	3,105	—
BNP Paribas		7	7	—	—
Brown Brothers Harriman		42	—	—	42
Citigroup		5,914	7	5,906	1
Credit Suisse		1,398	—	1,394	4
Deutsche Bank		1,521	—	1,521	—
Goldman Sachs		4,459	—	4,459	—
ING		3,612	—	3,612	—
JPMorgan Chase		295	—	295	—
Merrill Lynch		12,242	—	12,242	—
Morgan Stanley		18	3	13	2
Royal Bank of Canada		5	—	—	5
State Street		59	50	—	9
UBS		2,729	—	2,729	—
Total		$35,550	$179	$35,276	$95

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund 617

Russell Investment Company
Russell Global Infrastructure Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2016

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$45	$—	$45
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	661	—	661
Total Financial and Derivative Liabilities		706	—	706
Financial and Derivative Liabilities not subject to a netting agreement		(45)	—	(45)
Total Financial and Derivative Liabilities subject to a netting agreement		$661	$—	$661

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$112	$112	$—	$—
BNP Paribas	218	7	—	211
Citigroup	46	7	—	39
Commonwealth Bank of Australia	9	—	—	9
Goldman Sachs	10	—	—	10
HSBC	211	—	—	211
Morgan Stanley	3	3	—	—
State Street	52	50	—	2
Total	$661	$179	$—	$482

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

618 Russell Global Infrastructure Fund

Russell Investment Company
Russell Global Infrastructure Fund

Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$959,241
Investments, at fair value(*)(>)	1,064,247
Cash (restricted)(a)	1,991
Foreign currency holdings(^)	2,952
Unrealized appreciation on foreign currency exchange contracts	274
Receivables:
Dividends and interest	1,972
Dividends from affiliated Russell funds	12
Investments sold	6,275
Fund shares sold	1,153
Foreign capital gains taxes recoverable	432
Variation margin on futures contracts	296
Total assets	1,079,604

Liabilities
Payables:
Due to custodian	1
Investments purchased	5,878
Fund shares redeemed	438
Accrued fees to affiliates	978
Other accrued expenses	321
Variation margin on futures contracts	45
Deferred capital gains tax liability	39
Unrealized depreciation on foreign currency exchange contracts	661
Payable upon return of securities loaned	37,089
Total liabilities	45,450
Commitments and Contingencies (1)

Net Assets	$1,034,154

(1) See note 9 in the Notes to Financial Statements for a detailed description of commitments and contingencies.

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund 619

Russell Investment Company
Russell Global Infrastructure Fund

Statement of Assets and Liabilities, continued — October 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,585
Accumulated net realized gain (loss)	(10,384)
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	104,967
Futures contracts	579
Foreign currency-related transactions	(421)
Shares of beneficial interest	905
Additional paid-in capital	936,923
Net Assets	$1,034,154

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$11.42
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$12.11
Class A — Net assets	$7,595,359
Class A — Shares outstanding ($.01 par value)	665,297
Net asset value per share: Class C(#)	$11.36
Class C — Net assets	$6,342,843
Class C — Shares outstanding ($.01 par value)	558,275
Net asset value per share: Class E(#)	$11.42
Class E — Net assets	$17,600,680
Class E — Shares outstanding ($.01 par value)	1,541,466
Net asset value per share: Class S(#)	$11.43
Class S — Net assets	$783,412,111
Class S — Shares outstanding ($.01 par value)	68,525,213
Net asset value per share: Class Y(#)	$11.43
Class Y — Net assets	$219,203,246
Class Y — Shares outstanding ($.01 par value)	19,169,780
Amounts in thousands
(^) Foreign currency holdings - cost	$2,939
(*) Securities on loan included in investments	$35,276
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$70,018

(a) Cash Collateral for Futures	$1,991
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

620 Russell Global Infrastructure Fund

Russell Investment Company
Russell Global Infrastructure Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Dividends	$46,388
Dividends from affiliated Russell funds	120
Securities lending income (net)	704
Less foreign taxes withheld	(2,787)
Total investment income	44,425

Expenses
Advisory fees	15,308
Administrative fees	591
Custodian fees (1)	497
Distribution fees - Class A	19
Distribution fees - Class C	52
Transfer agent fees - Class A	15
Transfer agent fees - Class C	14
Transfer agent fees - Class E	43
Transfer agent fees - Class S	1,791
Transfer agent fees - Class Y	13
Professional fees	129
Registration fees	102
Shareholder servicing fees - Class C	17
Shareholder servicing fees - Class E	54
Trustees’ fees	41
Printing fees	278
Miscellaneous	37
Expenses before reductions	19,001
Expense reductions	(4,388)
Net expenses	14,613
Net investment income (loss)	29,812

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	19,053
Futures contracts	1,431
Foreign currency-related transactions	335
Net realized gain (loss)	20,819
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	20,378
Futures contracts	(159)
Foreign currency-related transactions	(164)
Net change in unrealized appreciation (depreciation)	20,055
Net realized and unrealized gain (loss)	40,874
Net Increase (Decrease) in Net Assets from Operations	$70,686

(1) Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 10 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund 621

Russell Investment Company
Russell Global Infrastructure Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$29,812	$31,193
Net realized gain (loss)	20,819	28,483
Net change in unrealized appreciation (depreciation)	20,055	(110,385)
Net increase (decrease) in net assets from operations	70,686	(50,709)

Distributions
From net investment income
Class A	(162)	(155)
Class C	(101)	(93)
Class E	(466)	(413)
Class S	(21,288)	(21,486)
Class Y	(7,243)	(8,564)
From net realized gain
Class A	(230)	(673)
Class C	(220)	(636)
Class E	(719)	(1,948)
Class S	(28,742)	(83,712)
Class Y	(10,311)	(31,985)
Net decrease in net assets from distributions	(69,482)	(149,665)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(376,259)	(162,926)
Total Net Increase (Decrease) in Net Assets	(375,055)	(363,300)

Net Assets
Beginning of period	1,409,209	1,772,509
End of period	$1,034,154	$1,409,209
Undistributed (overdistributed) net investment income included in net assets	$1,585	$67

See accompanying notes which are an integral part of the financial statements.

622 Russell Global Infrastructure Fund

Russell Investment Company
Russell Global Infrastructure Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	150	$1,671	95	$1,140
Proceeds from reinvestment of distributions	36	385	68	810
Payments for shares redeemed	(266)	(2,942)	(183)	(2,165)
Net increase (decrease)	(80)	(886)	(20)	(215)
Class C
Proceeds from shares sold	69	768	140	1,679
Proceeds from reinvestment of distributions	30	319	61	727
Payments for shares redeemed	(219)	(2,427)	(233)	(2,703)
Net increase (decrease)	(120)	(1,340)	(32)	(297)
Class E
Proceeds from shares sold	142	1,587	458	5,168
Proceeds from reinvestment of distributions	105	1,116	186	2,205
Payments for shares redeemed	(865)	(9,946)	(718)	(8,442)
Net increase (decrease)	(618)	(7,243)	(74)	(1,069)
Class S
Proceeds from shares sold	14,026	155,438	20,377	244,604
Proceeds from reinvestment of distributions	4,640	49,380	8,728	103,764
Payments for shares redeemed	(39,231)	(441,729)	(36,114)	(430,506)
Net increase (decrease)	(20,565)	(236,911)	(7,009)	(82,138)
Class Y
Proceeds from shares sold	1,726	18,969	1,169	13,909
Proceeds from reinvestment of distributions	1,655	17,553	3,410	40,549
Payments for shares redeemed	(14,690)	(166,401)	(11,231)	(133,665)
Net increase (decrease)	(11,309)	(129,879)	(6,652)	(79,207)
Total increase (decrease)	(32,692)	$(376,259)	(13,787)	$(162,926)

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund 623

Russell Investment Company
Russell Global Infrastructure Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2016	11.43	.24	.33	.57	(.24)	(.34)
October 31, 2015	12.93	.20	(.62)	(.42)	(.21)	(.87)
October 31, 2014	12.32	.23	1.27	1.50	(.25)	(.64)
October 31, 2013	11.18	.23	1.41	1.64	(.24)	(.26)
October 31, 2012	10.11	.25	1.07	1.32	(.25)	—(f)

Class C
October 31, 2016	11.38	.15	.33	.48	(.16)	(.34)
October 31, 2015	12.89	.11	(.62)	(.51)	(.13)	(.87)
October 31, 2014	12.30	.13	1.26	1.39	(.16)	(.64)
October 31, 2013	11.16	.15	1.41	1.56	(.16)	(.26)
October 31, 2012	10.09	.17	1.06	1.23	(.16)	—(f)

Class E
October 31, 2016	11.43	.24	.33	.57	(.24)	(.34)
October 31, 2015	12.93	.20	(.62)	(.42)	(.21)	(.87)
October 31, 2014	12.32	.23	1.27	1.50	(.25)	(.64)
October 31, 2013	11.18	.23	1.41	1.64	(.24)	(.26)
October 31, 2012	10.12	.24	1.07	1.31	(.25)	—(f)

Class S
October 31, 2016	11.44	.27	.33	.60	(.27)	(.34)
October 31, 2015	12.94	.23	(.62)	(.39)	(.24)	(.87)
October 31, 2014	12.33	.26	1.27	1.53	(.28)	(.64)
October 31, 2013	11.19	.26	1.41	1.67	(.27)	(.26)
October 31, 2012	10.13	.27	1.07	1.34	(.28)	—(f)

Class Y
October 31, 2016	11.45	.29	.32	.61	(.29)	(.34)
October 31, 2015	12.95	.25	(.62)	(.37)	(.26)	(.87)
October 31, 2014	12.34	.28	1.28	1.56	(.31)	(.64)
October 31, 2013	11.19	.27	1.43	1.70	(.29)	(.26)
October 31, 2012	10.13	.29	1.07	1.36	(.30)	—(f)

See accompanying notes which are an integral part of the financial statements.

624 Russell Global Infrastructure Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross	Net(d)	Net Assets(d)	Turnover Rate(k)

(.58)	11.42	5.43	7,595	1.83	1.47	2.14	102
(1.08)	11.43	(3.49)	8,522	1.82	1.47	1.70	86
(.89)	12.93	12.95	9,903	1.81	1.47	1.83	119
(.50)	12.32	15.24	7,556	1.82	1.49	2.02	127
(.25)	11.18	13.07	4,819	1.83	1.47	2.35	125

(.50)	11.36	4.65	6,343	2.59	2.22	1.38	102
(1.00)	11.38	(4.23)	7,718	2.57	2.22	.96	86
(.80)	12.89	12.00	9,145	2.56	2.22	1.07	119
(.42)	12.30	14.41	5,900	2.58	2.24	1.26	127
(.16)	11.16	12.32	4,514	2.58	2.22	1.62	125

(.58)	11.42	5.42	17,601	1.84	1.47	2.16	102
(1.08)	11.43	(3.50)	24,683	1.82	1.47	1.67	86
(.89)	12.93	12.92	28,885	1.81	1.47	1.87	119
(.50)	12.32	15.23	21,848	1.83	1.49	1.99	127
(.25)	11.18	13.08	18,444	1.83	1.47	2.32	125

(.61)	11.43	5.69	783,412	1.59	1.22	2.41	102
(1.11)	11.44	(3.25)	1,019,451	1.57	1.22	1.95	86
(.92)	12.94	13.21	1,243,852	1.56	1.22	2.06	119
(.53)	12.33	15.59	755,311	1.57	1.24	2.24	127
(.28)	11.19	13.38	551,759	1.58	1.22	2.60	125

(.63)	11.43	5.78	219,203	1.39	1.04	2.57	102
(1.13)	11.45	(3.07)	348,835	1.37	1.04	2.13	86
(.95)	12.95	13.39	480,724	1.36	1.04	2.28	119
(.55)	12.34	15.79	427,919	1.37	1.06	2.33	127
(.30)	11.19	13.58	308,901	1.39	1.06	2.79	125

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund 625

Russell Investment Company
Russell Global Infrastructure Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Advisory fees	$793,417
Administration fees	42,594
Distribution fees	5,770
Shareholder servicing fees	5,137
Transfer agent fees	125,906
Trustee fees	4,904
$977,728

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
Russell U.S. Cash Collateral Fund	$44,280	$564,385	$571,576	$—	$—	$37,089	$150	$—
Russell U.S. Cash Management Fund	27,950	802,609	797,633	2	1	32,929	120	—
	$72,230	$1,366,994	$1,369,209	$2	$1	$70,018	$270	$—

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$1,007,037,090
Unrealized Appreciation	$66,746,677
Unrealized Depreciation	(9,536,964)
Net Unrealized Appreciation (Depreciation)	$57,209,713
Undistributed Ordinary Income	$9,609,683
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$28,867,730
Tax Composition of Distributions
Ordinary Income	$34,794,304
Long-Term Capital Gains	$34,687,634

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transactions, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$966
Accumulated net realized gain (loss)	(1,583)
Additional paid-in capital	617

See accompanying notes which are an integral part of the financial statements.

626 Russell Global Infrastructure Fund

Russell Investment Company
Russell Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

Russell Global Real Estate Securities Fund - Class A‡			Russell Global Real Estate Securities Fund - Class Y‡‡‡
	Total			Total
	Return			Return
1 Year	(5.36)%		1 Year	0.88%
5 Years	6.73	%§	5 Years	8.48	%§
10 Years	1.41	%§	10 Years	2.41	%§

Russell Global Real Estate Securities Fund - Class C			FTSE EPRA/NAREIT Developed Real Estate Index (Net)**
	Total			Total
	Return			Return
1 Year	(0.31)%		1 Year	2.48%
5 Years	7.20	%§	5 Years	8.38	%§
10 Years	1.24	%§	10 Years	2.24	%§

Russell Global Real Estate Securities Fund - Class E			Russell Developed Index (Net)***
				Total
	Total			Return
	Return
1 Year	0.44%		1 Year	1.49%
5 Years	8.00	%§	5 Years	9.21	%§
10 Years	2.00	%§	10 Years	4.12	%§
			Global Real Estate Linked Benchmark****
Russell Global Real Estate Securities Fund - Class R6‡‡				Total
	Total			Return
	Return		1 Year	2.48%
1 Year	0.89%		5 Years	8.38	%§
5 Years	8.49	%§	10 Years	2.53	%§
10 Years	2.41	%§

Russell Global Real Estate Securities Fund - Class S
	Total
	Return
1 Year	0.68%
5 Years	8.28	%§
10 Years	2.26	%§

Russell Global Real Estate Securities Fund 627

Russell Investment Company
Russell Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The Russell Global Real Estate Securities Fund (the “Fund”)	Within the global property securities market, Asia and North
employs a multi-manager approach whereby portions of the	America delivered positive returns, outpacing Europe, which
Fund are allocated to different money manager strategies. Fund	registered declines. The United Kingdom was the weakest major
assets not allocated to money managers are managed by Russell	market, posting declines both in anticipation of and immediately
Investment Management, LLC (“RIM”), the Fund’s advisor. RIM	subsequent to the U.K. referendum on EU membership. The
may change the allocation of the Fund’s assets among money	Fund was positioned with an underweight to North America and
managers at any time. An exemptive order from the Securities	overweight positions in Asia and the United Kingdom, resulting
and Exchange Commission (“SEC”) permits RIM to engage or	in a net negative contribution from regional allocation.
terminate a money manager at any time, subject to approval by	With respect to property sectors, the more bond-like, yield-
the Fund’s Board, without a shareholder vote. Pursuant to the	oriented health care and net lease sectors delivered the strongest
terms of the exemptive order, the Fund is required to notify its	performance, supported by a net decline in interest rates through
shareholders within 90 days of when a money manager begins	the fiscal year. Property types with shorter lease terms, including
providing services. As of October 31, 2016, the Fund had three	self-storage and residential, were among the weakest-performing
money managers.	property types. These trends in property sector performance
What is the Fund’s investment objective?	posed a headwind for Fund performance, as the portfolio was
The Fund seeks to provide current income and long term capital	positioned to favor sectors characterized by strong fundamental
growth.	growth rather than higher yields.

How did the Fund perform relative to its benchmark for the	How did the investment strategies and techniques employed
fiscal year ended October 31, 2016?	by the Fund and its money managers affect its benchmark-
For the fiscal year ended October 31, 2016, the Fund’s Class A,	relative performance?
Class E, Class R6, Class S and Class Y Shares gained 0.42%,	The Fund employs discretionary money managers. The Fund’s
0.44%, 0.89%, 0.68% and 0.88%, respectively. The Fund’s Class	discretionary money managers select the individual portfolio
C Shares lost 0.31%. This is compared to the Fund’s benchmark,	securities for the assets assigned to them. Fund assets not
the FTSE EPRA/NAREIT Developed Real Estate Index (Net),	allocated to discretionary money managers include the Fund’s
which gained 2.48% during the same period. The Fund’s	liquidity reserves and assets which may be managed directly by
performance includes operating expenses, whereas index returns	RIM to effect the Fund’s investment strategies and/or to actively
are unmanaged and do not include expenses of any kind.	manage the Fund’s overall exposures by investing in securities or other instruments that RIM believes will achieve the desired risk/
For the fiscal year ended October 31, 2016, the Morningstar®	return profile for the Fund.
Global Real Estate Category, a group of funds that Morningstar
considers to have investment strategies similar to those of the	With respect to certain of the Fund’s money managers, Cohen &
Fund, gained 0.38%. This result serves as a peer comparison and	Steers Capital Management, Inc., Cohen & Steers UK Limited and
is expressed net of operating expenses.	Cohen & Steers Asia Limited (together, “Cohen”) outperformed the Fund’s benchmark for the fiscal year. Cohen seeks to generate
How did the market conditions described in the Market	excess returns through a combination of fundamental bottom-
Summary report affect the Fund’s performance?	up stock selection and top-down regional and property type
For the fiscal year ended October 31, 2016, the global listed	allocation decisions. The key driver of performance was property
property market, as measured by the FTSE EPRA/NAREIT	sector allocation within the U.S. Underweight positions in the
Developed Real Estate Index (Net), delivered a 2.48% return.	self-storage and retail sectors were beneficial. Outside of the
The sector began the fiscal year with negative performance	U.S., an overweight to Hong Kong, along with stock selection in
through February amid ongoing concern over fundamental	that region, contributed positively to performance. Negative stock
sensitivity to China and anticipation of the U.K.’s approaching	selection within Continental Europe and an overweight position to
referendum on EU membership. This weakness was followed	the U.K. had a negative impact during the period.
by a period of positive performance between March and July, as	Morgan Stanley Investment Management, Inc., Morgan
long-term government bond yields reached record lows in several	Stanley Investment Management Limited and Morgan Stanley
major markets, driving continued investor demand for higher-	Investment Management Company (together, “Morgan Stanley”)
yielding equity sectors. The listed property sector underwent a	underperformed the Fund’s benchmark by a wide margin during
moderate correction to end the fiscal period, as expectations of	the fiscal year. Morgan Stanley’s process focuses on identifying
higher interest rates overwhelmed generally positive real estate	listed property companies that trade at discounts relative to fundamental growth.

628 Russell Global Real Estate Securities Fund

Russell Investment Company
Russell Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

underlying asset values. Property sector allocation detracted	and Deutsche Alternatives Asset Management (Global) Limited
from fiscal year performance, as underweight positions in the	(operating under the brand name Deutsche Asset Management)
U.S. industrial, data center and net lease sectors detracted from	which manages a more concentrated strategy.
performance. Overweight positioning in the Japanese developer
sector and a corresponding underweight to Japanese real estate	Money Managers as of October 31,
investment trusts (“REITs”) also had a negative effect. On a	2016	Styles
positive note, effective stock selection within Continental Europe	Cohen & Steers Capital Management, Inc.,
and an underweight to the U.S. self-storage sector were beneficial.	Cohen & Steers UK Limited and Cohen &
	Steers Asia Limited	Market-Oriented
During the period, RIM continued to utilize a strategy to	Morgan Stanley Investment Management,
implement regional and property sector tilting through the direct	Inc., Morgan Stanley Investment
purchase of real estate stocks. Using the output from a quantitative	Management Limited and Morgan Stanley
model, the strategy seeks to position the portfolio to meet RIM’s	Investment Management Company	Value
overall preferred positioning with respect to regional and property	RREEF America L.L.C., Deutsche
Investments Australia Limited and Deutsche
type exposures. The strategy underperformed relative to the	Alternatives Asset Management (Global)
Fund’s benchmark as a result of a zero weight in Japan REITs	Limited operating under the brand name
and overweight positions in Japanese developers and the U.S.	Deutsche Asset Management	Market-Oriented
lodging sector. An overweight to Hong Kong and an underweight	The views expressed in this report reflect those of the
to Canada were modestly beneficial during the period.	portfolio managers only through the end of the period
During the period, the Fund used index futures and swap	covered by the report. These views do not necessarily
contracts to equitize the Fund’s cash. The use of these derivatives	represent the views of RIM or any other person in RIM or
had a modestly positive impact on performance, as equity markets	any other affiliated organization. These views are subject
delivered positive returns ahead of cash.	to change at any time based upon market conditions or
other events, and RIM disclaims any responsibility to
Describe any changes to the Fund’s structure or the money	update the views contained herein. These views should not
manager line-up.	be relied on as investment advice and, because investment
In order to seek to improve the excess return potential of the Fund,	decisions for a Russell Investment Company (“RIC”) Fund
in September 2016, INVESCO Advisers, Inc. was replaced with	are based on numerous factors, should not be relied on as
RREEF America L.L.C., Deutsche Investments Australia Limited	an indication of investment decisions of any RIC Fund.

Russell Global Real Estate Securities Fund 629

Russell Investment Company
Russell Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

* Assumes initial investment on November 1, 2006.

** FTSE EPRA/NAREIT Developed Real Estate Index (Net) is an unmanaged market-weighted total return index, which consists of publicly traded equity REITs and listed property companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities and is net of dividend withholding taxes.

*** The Russell Developed Index (Net) measures the performance of the investable securities in developed countries globally (net of tax on dividends from foreign holdings).

**** The Global Real Estate Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The Global Real Estate Linked Benchmark represents the returns of the FTSE NAREIT Equity REIT
Index through September 30, 2010 and the returns of the FTSE EPRA/NAREIT Developed Real Estate Index (net) thereafter. The FTSE NAREIT Equity REIT
Index is an unmanaged, market-capitalization-weighted index of all publicly traded U.S. REITs that invest predominantly in the equity ownership of real estate, excluding timber and infrastructure. The index is designed to reflect the performance of all U.S. publicly traded equity REITs as a whole.

‡ The Fund first issued Class A Shares on March 1, 2007.  The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.  Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

‡‡ The Fund first issued Class R6 Shares on March 1, 2016.  The returns shown for Class R6 Shares prior to that date are the returns of the Fund’s Class Y
Shares.  Class R6 Shares will have substantially similar annual returns as the Class Y Shares because the Shares of each Class are invested in the same portfolio of securities.  Annual returns for each Class will differ only to the extent that the Class R6 Shares do not have the same expenses as the Class Y Shares.

‡‡‡ The Fund first issued Class Y Shares on September 29, 2008.  The returns shown for Class Y Shares prior to that date are the returns of the Fund’s Class S
Shares.  Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities.  Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

630 Russell Global Real Estate Securities Fund

Russell Investment Company
Russell Global Real Estate Securities Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.
purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including distribution (12b-1) and/or service fees and other			Performance (5%
Fund expenses. The Example is intended to help you understand		Actual	return before
your ongoing costs (in dollars) of investing in the Fund and to	Class A	Performance	expenses)
Beginning Account Value
compare these costs with the ongoing costs of investing in other	May 1, 2016	$1,000.00	$1,000.00
mutual funds. The Example is based on an investment of $1,000	Ending Account Value
invested at the beginning of the period and held for the entire	October 31, 2016	$986.70	$1,018.20
period indicated, which for this Fund is from May 1, 2016 to	Expenses Paid During Period*	$6.89	$7.00
October 31, 2016.	* Expenses are equal to the Fund's annualized expense ratio of 1.38%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
The information in the table under the heading “Actual	year period).
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,			Hypothetical
Performance (5%
together with the amount you invested, to estimate the expenses		Actual	return before
that you paid over the period. Simply divide your account value by	Class C	Performance	expenses)
$1,000 (for example, an $8,600 account value divided by $1,000	Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
in the row entitled “Expenses Paid During Period” to estimate	October 31, 2016	$983.10	$1,014.43
the expenses you paid on your account during this period.	Expenses Paid During Period*	$10.62	$10.79

Hypothetical Example for Comparison Purposes	* Expenses are equal to the Fund's annualized expense ratio of 2.13%
The information in the table under the heading “Hypothetical	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half
Performance (5% return before expenses)” provides information	year period).
about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of			Hypothetical
return of 5% per year before expenses, which is not the Fund’s			Performance (5%
		Actual	return before
actual return. The hypothetical account values and expenses	Class E	Performance	expenses)
may not be used to estimate the actual ending account balance or	Beginning Account Value
expenses you paid for the period. You may use this information	May 1, 2016	$1,000.00	$1,000.00
to compare the ongoing costs of investing in the Fund and other	Ending Account Value
	October 31, 2016	$986.90	$1,018.20
funds. To do so, compare this 5% hypothetical example with the	Expenses Paid During Period*	$6.89	$7.00
5% hypothetical examples that appear in the shareholder reports
of other funds.	* Expenses are equal to the Fund's annualized expense ratio of 1.38%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Russell Global Real Estate Securities Fund 631

Russell Investment Company
Russell Global Real Estate Securities Fund

Shareholder Expense Example, continued — October 31, 2016 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class R6	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$989.10	$1,020.31
Expenses Paid During Period*	$4.80	$4.88

* Expenses are equal to the Fund's annualized expense ratio of 0.96%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May Reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$988.20	$1,019.46
Expenses Paid During Period*	$5.65	$5.74

* Expenses are equal to the Fund's annualized expense ratio of 1.13%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$988.90	$1,020.46
Expenses Paid During Period*	$4.65	$4.72

* Expenses are equal to the Fund's annualized expense ratio of 0.93%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

632 Russell Global Real Estate Securities Fund

Russell Investment Company
Russell Global Real Estate Securities Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Common Stocks - 97.3%			Vonovia SE	253,285	8,934
Australia - 5.6%					34,969
BGP Holdings PLC(Å)(Æ)	4,619,419	—
Dexus Property Group(Æ)(ö)	1,398,694	9,494	Hong Kong - 9.0%
Goodman Group(ö)	646,508	3,331	Cheung Kong Property Holdings, Ltd.	3,256,500	24,119
GPT Group (The)(ö)	978,463	3,461	China Overseas Land & Investment, Ltd.	178,000	548
Investa Office Fund(ö)	199,583	643	Hang Lung Properties, Ltd. - ADR	1,855,000	4,094
Mirvac Group(ö)	4,113,995	6,523	Henderson Land Development Co., Ltd.	376,943	2,233
Scentre Group(ö)	6,069,553	19,383	Hongkong Land Holdings, Ltd.	1,425,403	9,551
Shopping Centres Australasia Property			Hysan Development Co., Ltd.	822,000	3,789
Group(ö)	156,682	261	Kerry Properties, Ltd.	512,500	1,622
Stockland(ö)	640,776	2,150	Link REIT(ö)	1,858,755	13,252
Vicinity Centres(ö)	4,644,019	10,116	New World Development Co., Ltd.	1,564,551	1,950
Viva Energy REIT(Æ)(ö)	1,473,484	2,529	Sino Land Co., Ltd.	402,000	683
Westfield Corp.(ö)	1,653,048	11,163	Sun Hung Kai Properties, Ltd.	1,739,982	25,920
		69,054	Swire Properties, Ltd.	2,966,800	8,517
			Wharf Holdings, Ltd. (The)	1,765,000	13,266
Austria - 0.7%					109,544
Atrium European Real Estate, Ltd.(Æ)	84,919	364
Buwog AG(Æ)	330,805	8,000	Ireland - 0.4%
		8,364	Green REIT PLC(ö)	734,802	1,097
			Hibernia REIT PLC(ö)	2,298,001	3,242
Brazil - 0.0%					4,339
BR Properties SA	18,495	50
			Italy - 0.0%
Canada - 2.1%			Beni Stabili SpA SIIQ(Æ)(ö)	472,110	275
Allied Properties Real Estate Investment
Trust(ö)	271,201	7,291	Japan - 11.8%
Boardwalk Real Estate Investment			Activia Properties, Inc.(ö)	738	3,589
Trust(Ñ)(ö)	32,210	1,182	Advance Residence Investment Corp.(ö)	1,454	4,073
Brookfield Canada Office Properties(ö)	48,106	952	Daiwa Office Investment Corp.(ö)	120	677
Chartwell Retirement Residences	374,806	4,175	Frontier Real Estate Investment Corp.(ö)	680	3,202
Crombie Real Estate Investment Trust(ö)	56,410	569	Global One Real Estate Investment
Dream Office Real Estate Investment			Corp.(ö)	662	2,499
Trust(ö)	45,824	571	GLP J-Reit(ö)	734	920
First Capital Realty, Inc. Class A	236,340	3,769	Hulic Co., Ltd.	96,635	921
RioCan Real Estate Investment Trust(ö)	148,707	2,891	Hulic Reit, Inc.(ö)	2,324	4,072
Smart Real Estate Investment Trust(ö)	194,973	4,862	Industrial & Infrastructure Fund
		26,262	Investment Corp.(ö)	12	63
			Invincible Investment Corp.(ö)	2,216	1,075
China - 0.0%			Japan Hotel REIT Investment Corp.(ö)	600	405
China Resources Land, Ltd.	20,000	50	Japan Logistics Fund, Inc.(ö)	1,310	2,849
			Japan Real Estate Investment Corp.(ö)	1,256	7,268
Finland - 0.1%			Japan Rental Housing Investments, Inc.
Citycon OYJ(Æ)	640,886	1,503	(ö)	210	162
			Japan Retail Fund Investment Corp.(ö)	2,473	5,617
France - 3.7%			Kenedix Office Investment Corp. Class
Fonciere Des Regions(ö)	8,140	711	A(ö)	62	349
Gecina SA(ö)	62,268	9,065	Mitsubishi Estate Co., Ltd.	1,367,000	27,095
Icad, Inc.(ö)	31,517	2,265	Mitsui Fudosan Co., Ltd.	1,417,350	32,242
Klepierre - GDR(ö)	595,723	24,383	Mori Hills REIT Investment Corp. Class
Unibail-Rodamco SE(ö)	39,118	9,315	A(ö)	2,487	3,505
		45,739	Mori Trust Sogo Reit, Inc.(ö)	2,422	3,899
			Nippon Building Fund, Inc.(ö)	1,389	8,262
Germany - 2.9%			Nippon Prologis REIT, Inc.(ö)	319	721
alstria office REIT-AG(Æ)(ö)	639,004	8,249	Nomura Real Estate Master Fund, Inc.
Deutsche EuroShop AG	9,045	391	(Æ)(ö)	3,307	5,360
Deutsche Wohnen AG	416,609	13,589	NTT Urban Development Corp.	368,600	3,384
LEG Immobilien AG(Æ)	6,070	513	Orix JREIT, Inc.(ö)	2,618	4,484
TLG Immobilien AG	157,143	3,293	Sekisui House Reit, Inc.(ö)	506	684

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund 633

Russell Investment Company
Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Sumitomo Realty & Development Co.,			Wihlborgs Fastigheter AB	9,196	178
Ltd.	222,000	5,837			7,942
Tokyo Tatemono Co., Ltd.	700,500	8,908
Tokyu REIT, Inc.(ö)	42	55	Switzerland - 0.4%
United Urban Investment Corp.(ö)	963	1,624	PSP Swiss Property AG	46,642	4,172
		143,801	Swiss Prime Site AG Class A(Æ)	7,426	616
					4,788
Jersey - 0.0%
Kennedy Wilson Europe Real Estate			United Kingdom - 5.3%
PLC	46,709	580	Assura PLC(ö)	3,405,139	2,455
			Big Yellow Group PLC(ö)	549,374	4,650
Luxembourg - 0.2%			British Land Co. PLC (The)(ö)	1,457,388	10,438
ADO Properties SA(Þ)	76,779	2,795	Capital & Regional PLC(ö)	435,258	301
			Derwent London PLC(ö)	96,283	2,849
Netherlands - 0.5%			Great Portland Estates PLC(ö)	707,176	5,135
Eurocommercial Properties NV	31,904	1,357	Hammerson PLC(ö)	652,440	4,393
InterXion Holding NV(Æ)	51,424	1,914	Helical PLC	7,302	24
NSI NV(ö)	223,820	877	Intu Properties PLC Class H(ö)	317,030	1,069
Vastned Retail NV(ö)	8,920	343	Land Securities Group PLC(ö)	522,724	6,381
Wereldhave NV(Ñ)(ö)	22,937	1,026	LondonMetric Property PLC(ö)	2,969,064	5,414
		5,517	LXB Retail Properties PLC(Æ)	571,895	337
			Segro PLC(ö)	2,248,685	12,068
Norway - 0.1%			St. Modwen Properties PLC	516,225	1,722
Entra ASA(Þ)	135,016	1,446	UNITE Group PLC (The)	902,434	6,121
Norwegian Property ASA	122,128	160	Urban & Civic PLC	311,300	752
		1,606	Workspace Group PLC(ö)	57,389	442
					64,551
Singapore - 1.5%
Ascendas Real Estate Investment			United States - 51.6%
Trust(ö)	574,200	978	Acadia Realty Trust(ö)	21,011	708
CapitaLand Commercial Trust, Ltd.(Æ)			Agree Realty Corp.(ö)	69,964	3,383
(ö)	605,700	684	Alexandria Real Estate Equities, Inc.(ö)	140,893	15,190
CapitaLand Mall Trust Class A(Æ)(ö)	3,671,700	5,450	American Homes 4 Rent Class A(ö)	301,849	6,372
CapitaLand, Ltd.	478,000	1,059	Apartment Investment & Management
CDL Hospitality Trusts(Æ)(ö)	6,900	7	Co. Class A(ö)	158,678	6,993
City Developments, Ltd.	711,000	4,340	AvalonBay Communities, Inc.(ö)	114,757	19,644
EC World Real Estate Investment Trust			Boston Properties, Inc.(ö)	106,653	12,849
Unit(Æ)(ö)	154,400	82	Brixmor Property Group, Inc.(ö)	567,958	14,438
Frasers Logistics & Industrial Trust(Æ)			Camden Property Trust(ö)	111,839	9,108
(ö)	2,768,300	1,918	CBL & Associates Properties, Inc.(ö)	21,678	232
Global Logistic Properties, Ltd.	679,300	867	Chesapeake Lodging Trust(ö)	72,370	1,571
Keppel REIT(Æ)(ö)	1,264,500	991	Columbia Property Trust, Inc.(ö)	33,016	696
Mapletree Commercial Trust(Æ)(ö)	254,000	279	CoreSite Realty Corp. Class A(ö)	57,584	4,246
Mapletree Logistics Trust(Æ)(ö)	290,808	216	Corporate Office Properties Trust(ö)	39,499	1,054
Suntec Real Estate Investment Trust(Æ)			Cousins Properties, Inc.(ö)	628,243	4,881
(ö)	317,400	383	Crown Castle International Corp.(ö)	49,575	4,511
UOL Group, Ltd.	171,280	698	CubeSmart(ö)	305,749	7,971
		17,952	DDR Corp.(ö)	95,598	1,462
			DiamondRock Hospitality Co.(ö)	344,392	3,151
Spain - 0.8%			Digital Realty Trust, Inc.(ö)	97,255	9,086
Hispania Activos Inmobiliarios Socimi			Douglas Emmett, Inc.(ö)	316,178	11,540
SA(ö)	219,224	2,697	Duke Realty Corp.(ö)	95,172	2,489
Inmobiliaria Colonial SA	128,742	909	DuPont Fabros Technology, Inc.(ö)	210,760	8,601
Merlin Properties Socimi SA(ö)	537,633	6,039	Education Realty Trust, Inc.(ö)	193,057	8,222
		9,645	Empire State Realty Trust, Inc. Class
			A(ö)	349,515	6,840
Sweden - 0.6%			Equity LifeStyle Properties, Inc. Class
Atrium Ljungberg AB Class B	27,928	435	A(ö)	153,134	11,614
Castellum AB	73,447	997	Equity One, Inc.(ö)	204,061	5,816
Fabege AB	156,779	2,646	Equity Residential(ö)	547,183	33,789
Hufvudstaden AB Class A	237,961	3,686	Essex Property Trust, Inc.(ö)	72,374	15,495

See accompanying notes which are an integral part of the financial statements.

634 Russell Global Real Estate Securities Fund

Russell Investment Company
Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
Federal Realty Investment Trust(ö)	7,627	1,108	Total Common Stocks
Four Corners Property Trust, Inc.(ö)	120,833	2,426	(cost $1,038,429)			1,190,304
Gaming and Leisure Properties, Inc.(ö)	242,582	7,964
General Growth Properties, Inc.(ö)	529,496	13,211
HCP, Inc.(ö)	585,306	20,047	Short-Term Investments - 2.3%
Healthcare Realty Trust, Inc.(ö)	58,941	1,880	United States - 2.3%
			Russell U.S. Cash Management Fund	28,323,123	(8)	28,329

Healthcare A(ö) Trust of America, Inc. Class	96,453	2,951	Total Short-Term Investments
Hilton Worldwide Holdings, Inc.	401,562	9,075	(cost $28,325)			28,329
Host Hotels & Resorts, Inc.(ö)	507,426	7,855
Hudson Pacific Properties, Inc.(ö)	287,339	9,660	Other Securities - 0.3%
Kilroy Realty Corp.(ö)	116,114	8,340	Russell U.S. Cash Collateral Fund(×)	3,103,680	(8)	3,104
Kimco Realty Corp.(ö)	128,015	3,406	Total Other Securities
LaSalle Hotel Properties(ö)	317,277	7,536	(cost $3,104)			3,104
Liberty Property Trust(ö)	28,461	1,151
Life Storage, Inc.(Æ)	35,514	2,864
Macerich Co. (The)(ö)	16,387	1,160	Total Investments 99.9%
Mack-Cali Realty Corp.(ö)	19,695	506	(identified cost $1,069,858)			1,221,737
MedEquities Realty Trust, Inc.(ö)	23,899	277
Medical Properties Trust, Inc.(ö)	269,316	3,754	Other Assets and Liabilities, Net
Mid-America Apartment Communities,			- 0.1%			1,378
Inc.(ö)	53,248	4,939	Net Assets - 100.0%			1,223,115
National Retail Properties, Inc.(ö)	77,764	3,548
Omega Healthcare Investors, Inc.(Ñ)(ö)	103,517	3,295
Paramount Group, Inc.(ö)	143,912	2,238
Parkway, Inc.(Æ)(ö)	14,492	261
Pebblebrook Hotel Trust(ö)	110,913	2,693
Pennsylvania Real Estate Investment
Trust(ö)	120,604	2,353
Piedmont Office Realty Trust, Inc. Class
A(ö)	170,934	3,501
Post Properties, Inc.(ö)	81,471	5,360
Prologis, Inc.(ö)	568,477	29,652
Public Storage(ö)	87,940	18,794
QTS Realty Trust, Inc. Class A(ö)	93,410	4,293
Ramco-Gershenson Properties Trust(ö)	46,824	812
Regency Centers Corp.(ö)	97,989	7,062
Retail Properties of America, Inc. Class
A(ö)	304,397	4,739
Rexford Industrial Realty, Inc.(ö)	291,629	6,142
Senior Housing Properties Trust(ö)	254,870	5,421
Simon Property Group, Inc.(ö)	376,689	70,049
SL Green Realty Corp.(ö)	48,165	4,731
Spirit Realty Capital, Inc.(ö)	1,129,840	13,456
STORE Capital Corp.(ö)	53,366	1,456
Sun Communities, Inc.(ö)	123,404	9,493
Sunstone Hotel Investors, Inc.(ö)	567,538	7,128
Tanger Factory Outlet Centers, Inc.(ö)	214,199	7,454
Taubman Centers, Inc.(ö)	19,286	1,397
UDR, Inc.(ö)	284,510	9,949
Urban Edge Properties(ö)	171,523	4,427
Ventas, Inc.(ö)	238,209	16,139
VEREIT, Inc.(ö)	665,491	6,256
Vornado Realty Trust(ö)	317,480	29,456
Washington Prime Group, Inc.(ö)	15,045	158
Welltower, Inc.(ö)	93,116	6,381
Xenia Hotels & Resorts, Inc.(ö)	52,660	822
		630,978

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund 635

Russell Investment Company
Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2016

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)
			Principal	Cost per		Cost	Fair Value
% of Net Assets	Acquisition		Amount ($)		Unit	(000)	(000)
Securities	Date		or shares		$	$	$
0.0%
BGP Holdings PLC	08/06/09	AUD	4,619,419		—	—	—
							—
For a description of restricted securities see note 8 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
							Unrealized
						Appreciation
	Number of		Notional		Expiration	(Depreciation)
	Contracts		Amount		Date		$
Long Positions
Dow Jones U.S. Real Estate Index Futures		432	USD	13,008	12/16		(322)
FTSE/EPRA Europe Index Futures		482	EUR	9,510	12/16		(356)
Hang Seng Index Futures		14	HKD	16,033	11/16		(55)
MSCI Singapore Index Futures		28	SGD	863	11/16		(8)
S&P/TSX 60 Index Futures		5	CAD	866	12/16		17
SPI 200 Index Futures		16	AUD	2,116	12/16		(41)
TOPIX Index Futures		21	JPY	292,950	12/16		126
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							(639)

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	149	AUD	200	12/21/16	3
Bank of America	USD	757	AUD	1,000	12/21/16	3
Bank of America	USD	76	CAD	100	12/21/16	(1)
Bank of America	USD	377	CAD	500	12/21/16	(4)
Bank of America	USD	1,129	EUR	1,000	12/21/16	(29)
Bank of America	USD	6,169	EUR	5,500	12/21/16	(119)
Bank of America	USD	258	HKD	2,000	12/21/16	—
Bank of America	USD	968	HKD	7,500	12/21/16	—
Bank of America	USD	392	JPY	40,000	12/21/16	(10)
Bank of America	USD	1,459	JPY	150,000	12/21/16	(26)
Bank of America	USD	255	SGD	350	12/21/16	(3)
Bank of America	AUD	100	USD	76	12/21/16	—
Bank of America	AUD	100	USD	76	12/21/16	—
Bank of America	AUD	100	USD	77	12/21/16	1
Bank of America	AUD	300	USD	224	12/21/16	(4)
Bank of America	AUD	500	USD	383	12/21/16	3
Bank of America	CAD	100	USD	76	12/21/16	1
Bank of America	CAD	100	USD	75	12/21/16	—
Bank of America	CAD	100	USD	76	12/21/16	1
Bank of America	CAD	100	USD	76	12/21/16	2
Bank of America	CAD	100	USD	76	12/21/16	2
Bank of America	EUR	100	USD	113	12/21/16	3
Bank of America	EUR	100	USD	113	12/21/16	3
Bank of America	EUR	500	USD	545	12/21/16	(5)
Bank of America	EUR	600	USD	676	12/21/16	16
Bank of America	EUR	800	USD	899	12/21/16	19
Bank of America	EUR	1,000	USD	1,120	12/21/16	20
Bank of America	EUR	1,500	USD	1,687	12/21/16	37

See accompanying notes which are an integral part of the financial statements.

636 Russell Global Real Estate Securities Fund

Russell Investment Company
Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	HKD	1,000	USD	129	12/21/16	—
Bank of America	HKD	1,000	USD	129	12/21/16	—
Bank of America	HKD	1,000	USD	129	12/21/16	—
Bank of America	HKD	2,000	USD	258	12/21/16	—
Bank of America	HKD	3,000	USD	387	12/21/16	—
Bank of America	JPY	10,000	USD	98	12/21/16	2
Bank of America	JPY	10,000	USD	96	12/21/16	1
Bank of America	JPY	20,000	USD	199	12/21/16	8
Bank of America	JPY	20,000	USD	194	12/21/16	2
Bank of America	JPY	20,000	USD	198	12/21/16	7
Bank of America	JPY	40,000	USD	395	12/21/16	13
Bank of America	JPY	50,000	USD	490	12/21/16	13
Bank of America	SGD	100	USD	74	12/21/16	2
Bank of America	SGD	100	USD	74	12/21/16	2
Bank of America	SGD	100	USD	73	12/21/16	1
Bank of America	SGD	100	USD	72	12/21/16	—
Bank of America	SGD	100	USD	73	12/21/16	1
Bank of New York	AUD	100	USD	75	12/21/16	(1)
Bank of New York	AUD	400	USD	304	12/21/16	1
Bank of New York	CAD	100	USD	76	12/21/16	1
Bank of New York	CAD	100	USD	77	12/21/16	2
Bank of New York	EUR	400	USD	451	12/21/16	11
Bank of New York	EUR	1,000	USD	1,095	12/21/16	(5)
Bank of New York	HKD	2,000	USD	258	12/21/16	—
Bank of New York	HKD	3,000	USD	387	12/21/16	—
Bank of New York	JPY	20,000	USD	197	12/21/16	6
Bank of New York	JPY	30,000	USD	289	12/21/16	2
Bank of New York	SGD	100	USD	72	12/21/16	—
BNP Paribas	USD	714	AUD	933	12/21/16	(6)
BNP Paribas	USD	271	CAD	350	12/21/16	(10)
BNP Paribas	USD	4,783	EUR	4,226	12/21/16	(133)
BNP Paribas	USD	807	HKD	6,256	12/21/16	—
BNP Paribas	USD	1,365	JPY	138,280	12/21/16	(44)
BNP Paribas	USD	271	SGD	365	12/21/16	(9)
BNP Paribas	AUD	400	USD	303	12/21/16	(1)
BNP Paribas	CAD	100	USD	76	12/21/16	2
BNP Paribas	CAD	200	USD	149	12/21/16	—
BNP Paribas	EUR	800	USD	881	12/21/16	1
BNP Paribas	EUR	2,000	USD	2,185	12/21/16	(15)
BNP Paribas	HKD	3,000	USD	387	12/21/16	—
BNP Paribas	JPY	20,000	USD	192	12/21/16	1
BNP Paribas	JPY	70,000	USD	666	12/21/16	(3)
BNP Paribas	SGD	200	USD	143	12/21/16	—
Brown Brothers Harriman	USD	38	AUD	50	11/02/16	—
Brown Brothers Harriman	USD	53	AUD	69	11/03/16	—
Brown Brothers Harriman	USD	53	AUD	69	11/03/16	—
Brown Brothers Harriman	USD	53	AUD	69	11/03/16	—
Brown Brothers Harriman	USD	53	AUD	69	11/03/16	—
Brown Brothers Harriman	USD	53	AUD	69	11/03/16	—
Brown Brothers Harriman	USD	53	AUD	69	11/03/16	—
Brown Brothers Harriman	USD	534	AUD	700	12/21/16	(2)
Brown Brothers Harriman	USD	227	CAD	300	12/21/16	(3)
Brown Brothers Harriman	USD	2	EUR	2	11/02/16	—
Brown Brothers Harriman	USD	244	EUR	223	11/02/16	—
Brown Brothers Harriman	USD	35	EUR	31	11/03/16	—
Brown Brothers Harriman	USD	3,388	EUR	3,000	12/21/16	(88)

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund 637

Russell Investment Company
Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Brown Brothers Harriman	USD	—	GBP	—	11/01/16	—
Brown Brothers Harriman	USD	23	GBP	19	11/01/16	—
Brown Brothers Harriman	USD	27	GBP	22	11/01/16	—
Brown Brothers Harriman	USD	774	HKD	6,000	12/21/16	—
Brown Brothers Harriman	USD	11	JPY	1,171	11/02/16	—
Brown Brothers Harriman	USD	38	JPY	4,042	11/02/16	—
Brown Brothers Harriman	USD	47	JPY	4,931	11/02/16	—
Brown Brothers Harriman	USD	1,001	JPY	100,000	12/21/16	(46)
Brown Brothers Harriman	USD	221	SGD	300	12/21/16	(5)
Brown Brothers Harriman	AUD	7	USD	6	11/03/16	—
Brown Brothers Harriman	AUD	100	USD	76	12/21/16	—
Brown Brothers Harriman	AUD	200	USD	149	12/21/16	(3)
Brown Brothers Harriman	CAD	100	USD	76	12/21/16	1
Brown Brothers Harriman	EUR	18	USD	20	11/01/16	—
Brown Brothers Harriman	EUR	100	USD	109	12/21/16	(1)
Brown Brothers Harriman	EUR	1,400	USD	1,576	12/21/16	36
Brown Brothers Harriman	GBP	36	USD	43	11/01/16	—
Brown Brothers Harriman	GBP	39	USD	47	11/01/16	—
Brown Brothers Harriman	HKD	1,000	USD	129	12/21/16	—
Brown Brothers Harriman	HKD	1,000	USD	129	12/21/16	—
Brown Brothers Harriman	JPY	2,395	USD	23	11/02/16	—
Brown Brothers Harriman	JPY	4,073	USD	39	11/02/16	—
Brown Brothers Harriman	JPY	5,495	USD	52	11/02/16	—
Brown Brothers Harriman	JPY	10,000	USD	96	12/21/16	1
Brown Brothers Harriman	JPY	30,000	USD	293	12/21/16	7
Brown Brothers Harriman	NOK	2	USD	—	11/02/16	—
Brown Brothers Harriman	SGD	7	USD	5	11/01/16	—
Citigroup	AUD	100	USD	76	12/21/16	—
Citigroup	CAD	100	USD	75	12/21/16	—
Citigroup	EUR	1,000	USD	1,100	12/21/16	—
Citigroup	HKD	1,000	USD	129	12/21/16	—
Citigroup	JPY	30,000	USD	287	12/21/16	—
Credit Suisse	USD	82	EUR	75	11/01/16	—
Credit Suisse	USD	251	SGD	350	11/01/16	1
HSBC	USD	714	AUD	933	12/21/16	(5)
HSBC	USD	271	CAD	350	12/21/16	(10)
HSBC	USD	4,783	EUR	4,226	12/21/16	(134)
HSBC	USD	807	HKD	6,256	12/21/16	—
HSBC	USD	1,365	JPY	138,280	12/21/16	(44)
HSBC	USD	271	SGD	365	12/21/16	(8)
National Australia Bank	USD	714	AUD	933	12/21/16	(6)
National Australia Bank	USD	271	CAD	350	12/21/16	(10)
National Australia Bank	USD	4,785	EUR	4,226	12/21/16	(135)
National Australia Bank	USD	807	HKD	6,256	12/21/16	—
National Australia Bank	USD	1,366	JPY	138,280	12/21/16	(44)
National Australia Bank	USD	271	SGD	365	12/21/16	(9)
Royal Bank of Canada	AUD	200	USD	152	12/21/16	—
Royal Bank of Canada	EUR	300	USD	339	12/21/16	10
Royal Bank of Canada	HKD	1,000	USD	129	12/21/16	—
Royal Bank of Canada	JPY	10,000	USD	98	12/21/16	2
State Street	USD	180	AUD	236	11/03/16	—
State Street	USD	—	EUR	—	11/01/16	—
State Street	USD	13	EUR	12	11/01/16	—
State Street	USD	50	EUR	45	11/01/16	—
State Street	USD	32	EUR	29	11/02/16	—
State Street	USD	6	GBP	5	11/01/16	—

See accompanying notes which are an integral part of the financial statements.

638 Russell Global Real Estate Securities Fund

Russell Investment Company
Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
State Street	USD	24	GBP	20	11/01/16	—
State Street	USD	49	GBP	40	11/01/16	—
State Street	USD	52	GBP	43	11/01/16	—
State Street	USD	52	GBP	43	11/01/16	—
State Street	USD	82	GBP	68	11/01/16	1
State Street	USD	17	JPY	1,754	11/04/16	—
State Street	USD	88	JPY	9,269	11/04/16	—
State Street	USD	7	SGD	9	11/03/16	—
State Street	AUD	200	USD	151	12/21/16	(1)
State Street	CAD	100	USD	76	12/21/16	1
State Street	EUR	21	USD	24	11/01/16	—
State Street	EUR	500	USD	554	12/21/16	5
State Street	HKD	1,200	USD	155	12/21/16	—
State Street	JPY	1,317	USD	13	11/04/16	—
State Street	JPY	3,066	USD	29	11/04/16	—
State Street	JPY	9,705	USD	92	11/04/16	—
State Street	JPY	30,000	USD	290	12/21/16	4
State Street	NOK	190	USD	23	11/01/16	—
State Street	SGD	100	USD	72	12/21/16	—
UBS	USD	109	AUD	142	12/21/16	(1)
UBS	USD	108	CAD	141	12/21/16	(2)
UBS	USD	269	HKD	2,082	12/21/16	—
UBS	USD	5	SGD	7	12/21/16	—
UBS	EUR	108	USD	122	12/21/16	3
UBS	JPY	24,810	USD	245	12/21/16	7
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(713)

Presentation of Portfolio Holdings

Amounts in thousands
	Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Common Stocks
Australia	$—	$69,054	$—	$—	$69,054	5.6
Austria	—	8,364	—	—	8,364	0.7
Brazil	50	—	—	—	50	—*
Canada	26,262	—	—	—	26,262	2.1
China	—	50	—	—	50	—*
Finland	—	1,503	—	—	1,503	0.1
France	6,037	39,702	—	—	45,739	3.7
Germany	—	34,969	—	—	34,969	2.9
Hong Kong	—	109,544	—	—	109,544	9.0
Ireland	—	4,339	—	—	4,339	0.4
Italy	—	275	—	—	275	—*
Japan	—	143,801	—	—	143,801	11.8
Jersey	—	580	—	—	580	—*
Luxembourg	—	2,795	—	—	2,795	0.2
Netherlands	1,914	3,603	—	—	5,517	0.5

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund 639

Russell Investment Company
Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2016

Presentation of Portfolio Holdings

Amounts in thousands
	Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Norway	—	1,606	—	—	1,606	0.1
Singapore	89	17,863	—	—	17,952	1.5
Spain	—	9,645	—	—	9,645	0.8
Sweden	—	7,942	—	—	7,942	0.6
Switzerland	—	4,788	—	—	4,788	0.4
United Kingdom	—	64,551	—	—	64,551	5.3
United States	630,978	—	—	—	630,978	51.6
Short-Term Investments	—	—	—	28,329	28,329	2.3
Other Securities	—	—	—	3,104	3,104	0.3
Total Investments	665,330	524,974	—	31,433	1,221,737	99.9
Other Assets and Liabilities, Net						0.1
						100.0

Other Financial Instruments
Assets
Futures Contracts	143	—	—	—	143	—*
Foreign Currency Exchange Contracts	5	267	—	—	272	—*

Liabilities
Futures Contracts	(782)	—	—	—	(782)	(0.1)
Foreign Currency Exchange Contracts	(2)	(983)	—	—	(985)	(0.1)
Total Other Financial Instruments**	$(636)	$(716)	$—	$—	$(1,352)

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.

Amounts in thousands
Fair Value
Property Sector Exposure	$
Diversified	358,580
Healthcare	66,775
Industrial	63,365
Lodging/Resorts	41,318
Office	172,444
Residential	180,824
Retail	272,719
Self Storage	34,279
Short-Term Investments	28,329
Other Securities	3,104

See accompanying notes which are an integral part of the financial statements.

640 Russell Global Real Estate Securities Fund

Russell Investment Company
Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2016

Total Investments	1,221,737

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund 641

Russell Investment Company
Russell Global Real Estate Securities Fund

Fair Value of Derivative Instruments — October 31, 2016

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$272
Variation margin on futures contracts*	143	—
Total	$143	$272

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$782	$—
Unrealized depreciation on foreign currency exchange contracts	—	985
Total	$782	$985
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$2,239	$—
Foreign currency-related transactions**	—	498
Total	$2,239	$498

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(2,499)	$—
Foreign currency-related transactions***	—	(429)
Total	$(2,499)	$(429)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

642 Russell Global Real Estate Securities Fund

Russell Investment Company
Russell Global Real Estate Securities Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2016

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value	$2,999	$—	$2,999
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	272	—	272
Futures Contracts	Variation margin on futures contracts	256	—	256
Total Financial and Derivative Assets		3,527	—	3,527
Financial and Derivative Assets not subject to a netting agreement		(256)	—	(256)
Total Financial and Derivative Assets subject to a netting agreement		$3,271	$—	$3,271

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$166	$166	$—	$—
Bank of New York	23	6	—	17
Barclays	939	—	939	—
BNP Paribas	4	4	—	—
Brown Brothers Harriman	45	44	—	1
Citigroup	730	—	730	—
Credit Suisse	1	—	—	1
Fidelity	70	—	70	—
JPMorgan Chase	980	—	980	—
Royal Bank of Canada	12	—	—	12
State Street	12	1	—	11
UBS	289	3	280	6
Total	$3,271	$224	$2,999	$48

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund 643

Russell Investment Company
Russell Global Real Estate Securities Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2016

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$1	$—	$1
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	985	—	985
Total Financial and Derivative Liabilities		986	—	986
Financial and Derivative Liabilities not subject to a netting agreement		(1)	—	(1)
Total Financial and Derivative Liabilities subject to a netting agreement		$985	$—	$985

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$201	$166	$—	$35
Bank of New York	6	6	—	—
BNP Paribas	221	4	—	217
Brown Brothers Harriman	148	44	—	104
HSBC	201	—	—	201
National Australia Bank	204	—	—	204
State Street	1	1	—	—
UBS	3	3	—	—
Total	$985	$224	$—	$761

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

644 Russell Global Real Estate Securities Fund

Russell Investment Company
Russell Global Real Estate Securities Fund

Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$1,069,858
Investments, at fair value(*)(>)	1,221,737
Cash	197
Cash (restricted)(a)	2,600
Foreign currency holdings(^)	2,582
Unrealized appreciation on foreign currency exchange contracts	272
Receivables:
Dividends and interest	1,835
Dividends from affiliated Russell funds	19
Investments sold	5,205
Fund shares sold	1,187
Foreign capital gains taxes recoverable	423
Variation margin on futures contracts	256
Total assets	1,236,313
Liabilities
Payables:
Investments purchased	6,608
Fund shares redeemed	1,019
Accrued fees to affiliates	1,132
Other accrued expenses	349
Variation margin on futures contracts	1
Unrealized depreciation on foreign currency exchange contracts	985
Payable upon return of securities loaned	3,104
Total liabilities	13,198
Commitments and Contingencies (1)

Net Assets	$1,223,115

(1) See note 9 in the Notes to Financial Statements for a detailed description of commitments and contingencies.

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund 645

Russell Investment Company
Russell Global Real Estate Securities Fund

Statement of Assets and Liabilities, continued — October 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,691
Accumulated net realized gain (loss)	28,857
Unrealized appreciation (depreciation) on:
Investments	151,879
Futures contracts	(639)
Foreign currency-related transactions	(832)
Shares of beneficial interest	343
Additional paid-in capital	1,041,816
Net Assets	$1,223,115

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$34.94
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$37.07
Class A — Net assets	$25,717,920
Class A — Shares outstanding ($.01 par value)	735,968
Net asset value per share: Class C(#)	$33.82
Class C — Net assets	$31,202,091
Class C — Shares outstanding ($.01 par value)	922,634
Net asset value per share: Class E(#)	$35.00
Class E — Net assets	$18,764,055
Class E — Shares outstanding ($.01 par value)	536,148
Net asset value per share: Class R6(#)	$35.74
Class R6 — Net assets	$298,448
Class R6 — Shares outstanding ($.01 par value)	8,351
Net asset value per share: Class S(#)	$35.74
Class S — Net assets	$1,030,470,786
Class S — Shares outstanding ($.01 par value)	28,835,624
Net asset value per share: Class Y(#)	$35.73
Class Y — Net assets	$116,661,795
Class Y — Shares outstanding ($.01 par value)	3,264,827
Amounts in thousands
(^) Foreign currency holdings - cost	$2,589
(*) Securities on loan included in investments	$2,999
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$31,433

(a) Cash Collateral for Futures	$2,600
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

646 Russell Global Real Estate Securities Fund

Russell Investment Company
Russell Global Real Estate Securities Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Dividends	$49,070
Dividends from affiliated Russell funds	138
Securities lending income (net)	146
Less foreign taxes withheld	(1,807)
Total investment income	47,547

Expenses
Advisory fees	11,151
Administrative fees	673
Custodian fees (1)	459
Distribution fees - Class A	69
Distribution fees - Class C	258
Transfer agent fees - Class A	56
Transfer agent fees - Class C	69
Transfer agent fees - Class E	47
Transfer agent fees - Class R6	—**
Transfer agent fees - Class S	2,349
Transfer agent fees - Class Y	6
Professional fees	127
Registration fees	102
Shareholder servicing fees - Class C	86
Shareholder servicing fees - Class E	59
Trustees’ fees	47
Printing fees	343
Miscellaneous	39
Expenses before reductions	15,940
Expense reductions	(—)**
Net expenses	15,940
Net investment income (loss)	31,607

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	100,231
Futures contracts	2,239
Foreign currency-related transactions	516
Net realized gain (loss)	102,986
Net change in unrealized appreciation (depreciation) on:
Investments	(118,129)
Futures contracts	(2,499)
Foreign currency-related transactions	(481)
Net change in unrealized appreciation (depreciation)	(121,109)
Net realized and unrealized gain (loss)	(18,123)
Net Increase (Decrease) in Net Assets from Operations	$13,484

**      Less than $500.
(1)     Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 10 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund 647

Russell Investment Company
Russell Global Real Estate Securities Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$31,607	$26,477
Net realized gain (loss)	102,986	121,451
Net change in unrealized appreciation (depreciation)	(121,109)	(100,147)
Net increase (decrease) in net assets from operations	13,484	47,781

Distributions
From net investment income
Class A	(614)	(767)
Class C	(600)	(755)
Class E	(532)	(798)
Class R6	(4)	—
Class S	(27,436)	(39,352)
Class Y	(3,215)	(4,706)
From net realized gain
Class A	(1,563)	(1,697)
Class C	(2,013)	(2,370)
Class E	(1,388)	(1,998)
Class S	(66,390)	(84,879)
Class Y	(7,783)	(8,992)
Net decrease in net assets from distributions	(111,538)	(146,314)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(248,685)	(165,258)
Total Net Increase (Decrease) in Net Assets	(346,739)	(263,791)

Net Assets
Beginning of period	1,569,854	1,833,645
End of period	$1,223,115	$1,569,854
Undistributed (overdistributed) net investment income included in net assets	$1,691	$(27,899)

See accompanying notes which are an integral part of the financial statements.

648 Russell Global Real Estate Securities Fund

Russell Investment Company
Russell Global Real Estate Securities Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	76	$2,732	85	$3,237
Proceeds from reinvestment of distributions	62	2,166	65	2,454
Payments for shares redeemed	(186)	(6,647)	(124)	(4,706)
Net increase (decrease)	(48)	(1,749)	26	985
Class C
Proceeds from shares sold	50	1,731	61	2,270
Proceeds from reinvestment of distributions	75	2,550	82	3,062
Payments for shares redeemed	(226)	(7,888)	(196)	(7,273)
Net increase (decrease)	(101)	(3,607)	(53)	(1,941)
Class E
Proceeds from shares sold	90	3,251	139	5,319
Proceeds from reinvestment of distributions	53	1,872	72	2,728
Payments for shares redeemed	(307)	(11,245)	(402)	(15,164)
Net increase (decrease)	(164)	(6,122)	(191)	(7,117)
Class R6(1)
Proceeds from shares sold	9	322	—	—
Proceeds from reinvestment of distributions	—**	4	—	—
Payments for shares redeemed	(1)	(23)	—	—
Net increase (decrease)	8	303	—	—
Class S
Proceeds from shares sold	4,835	174,901	6,453	251,972
Proceeds from reinvestment of distributions	2,589	92,685	3,171	122,953
Payments for shares redeemed	(13,084)	(480,200)	(13,344)	(523,777)
Net increase (decrease)	(5,660)	(212,614)	(3,720)	(148,852)
Class Y
Proceeds from shares sold	339	12,264	1,279	50,846
Proceeds from reinvestment of distributions	307	10,998	354	13,698
Payments for shares redeemed	(1,322)	(48,158)	(1,849)	(72,877)
Net increase (decrease)	(676)	(24,896)	(216)	(8,333)
Total increase (decrease)	(6,641)	$(248,685)	(4,154)	$(165,258)

(1)     For the period March 1, 2016 (commencement of operations) to October 31, 2016.

** Less than 500 shares.

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund 649

Russell Investment Company
Russell Global Real Estate Securities Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2016	37.65	.73	(.62)	.11	(.80)	(2.02)
October 31, 2015	39.99	.51	.37	.88	(.98)	(2.24)
October 31, 2014	40.49	.54	2.97	3.51	(1.07)	(2.94)
October 31, 2013	38.18	.58	3.94	4.52	(2.08)	(.13)
October 31, 2012	33.52	.63	4.72	5.35	(.69)	—

Class C
October 31, 2016	36.60	.44	(.59)	(.15)	(.61)	(2.02)
October 31, 2015	38.96	.22	.36	.58	(.70)	(2.24)
October 31, 2014	39.55	.24	2.90	3.14	(.79)	(2.94)
October 31, 2013	37.34	.28	3.85	4.13	(1.79)	(.13)
October 31, 2012	32.83	.36	4.60	4.96	(.45)	—

Class E
October 31, 2016	37.70	.73	(.61)	.12	(.80)	(2.02)
October 31, 2015	40.02	.50	.39	.89	(.97)	(2.24)
October 31, 2014	40.52	.54	2.97	3.51	(1.07)	(2.94)
October 31, 2013	38.20	.58	3.95	4.53	(2.08)	(.13)
October 31, 2012	33.54	.63	4.72	5.35	(.69)	—

Class R6
October 31, 2016(8)	33.90	.55	2.21	2.76	(.92)	—

Class S
October 31, 2016	38.42	.84	(.63)	.21	(.87)	(2.02)
October 31, 2015	40.73	.61	.39	1.00	(1.07)	(2.24)
October 31, 2014	41.16	.64	3.04	3.68	(1.17)	(2.94)
October 31, 2013	38.78	.67	4.02	4.69	(2.18)	(.13)
October 31, 2012	34.03	.73	4.79	5.52	(.77)	—

Class Y
October 31, 2016	38.39	.90	(.61)	.29	(.93)	(2.02)
October 31, 2015	40.71	.69	.38	1.07	(1.15)	(2.24)
October 31, 2014	41.15	.73	3.01	3.74	(1.24)	(2.94)
October 31, 2013	38.76	.84	3.94	4.78	(2.25)	(.13)
October 31, 2012	34.03	.81	4.77	5.58	(.85)	—

See accompanying notes which are an integral part of the financial statements.

650 Russell Global Real Estate Securities Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

(2.82)	34.94	.42	25,718	1.38	1.38	2.03	79
(3.22)	37.65	2.22	29,511	1.37	1.37	1.33	61
(4.01)	39.99	9.98	30,324	1.36	1.36	1.41	69
(2.21)	40.49	12.17	29,098	1.35	1.35	1.47	78
(.69)	38.18	16.03	27,867	1.35	1.35	1.79	64

(2.63)	33.82	(.31)	31,202	2.13	2.13	1.28	79
(2.94)	36.60	1.46	37,474	2.12	2.12	.58	61
(3.73)	38.96	9.14	41,936	2.11	2.11	.66	69
(1.92)	39.55	11.34	44,084	2.10	2.10	.73	78
(.45)	37.34	15.17	42,262	2.10	2.10	1.05	64

(2.82)	35.00	.44	18,764	1.38	1.38	2.03	79
(3.21)	37.70	2.25	26,394	1.37	1.37	1.30	61
(4.01)	40.02	9.95	35,655	1.36	1.36	1.42	69
(2.21)	40.52	12.18	38,596	1.35	1.35	1.46	78
(.69)	38.20	16.01	36,250	1.35	1.35	1.79	64

(.92)	35.74	8.07	298.98		.96	2.20	79

(2.89)	35.74	.68	1,030,471	1.13	1.13	2.28	79
(3.31)	38.42	2.51	1,325,152	1.12	1.12	1.57	61
(4.11)	40.73	10.23	1,556,497	1.11	1.11	1.65	69
(2.31)	41.16	12.46	1,373,266	1.10	1.10	1.68	78
(.77)	38.78	16.32	1,174,848	1.10	1.10	2.05	64

(2.95)	35.73	.88	116,662.93		.93	2.47	79
(3.39)	38.39	2.69	151,323.92		.92	1.78	61
(4.18)	40.71	10.45	169,233.91		.91	1.88	69
(2.38)	41.15	12.69	235,303.90		.90	2.03	78
(.85)	38.76	16.53	354,260.92		.92	2.26	64

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund 651

Russell Investment Company
Russell Global Real Estate Securities Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Advisory fees	$847,653
Administration fees	51,195
Distribution fees	25,897
Shareholder servicing fees	10,829
Transfer agent fees	191,770
Trustee fees	4,826
$1,132,170

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
Russell U.S. Cash Collateral Fund	$31,896	$183,043	$211,835	$—	$—	$3,104	$70	$—
Russell U.S. Cash Management Fund	34,932	627,637	634,249	5	4	28,329	138	—
	$66,828	$810,680	$846,084	$5	$4	$31,433	$208	$—

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$1,134,590,331
Unrealized Appreciation	$109,264,644
Unrealized Depreciation	(22,118,212)
Net Unrealized Appreciation (Depreciation)	$87,146,432
Undistributed Ordinary Income	$28,711,978
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$65,559,838
Tax Composition of Distributions
Ordinary Income	$39,401,935
Long-Term Capital Gains	$72,135,628

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transaction, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$30,384
Accumulated net realized gain (loss)	(30,383)
Additional paid-in capital	(1)

See accompanying notes which are an integral part of the financial statements.

652 Russell Global Real Estate Securities Fund

Russell Investment Company
Russell Multi-Strategy Income Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

Russell Multi-Strategy Income Fund - Class A‡			Russell Multi-Strategy Income Fund - Class Y
	Total			Total
	Return			Return
1 Year	(0.95)%		1 Year	5.51%
Inception*	(2.91	)%§	Inception*	1.49	%§

Russell Multi-Strategy Income Fund - Class C			BofA Merrill Lynch Global High Yield 2% Constrained
	Total		Index (USD Hedged)**
	Return			Total
1 Year	4.34%			Return
Inception*	0.32	%§	1 Year	10.57%
			Inception*	5.07	%§
Russell Multi-Strategy Income Fund - Class E
	Total
	Return
1 Year	5.06%
Inception*	1.10	%§

Russell Multi-Strategy Income Fund - Class S
	Total
	Return
1 Year	5.43%
Inception*	1.31	%§

Russell Multi-Strategy Income Fund 653

Russell Investment Company
Russell Multi-Strategy Income Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The Russell Multi-Strategy Income Fund (the “Fund”) employs	assets in the Fund rally, as well as more interest rate sensitive
a multi-manager approach whereby portions of the Fund are	real assets like global real estate investment trusts and global
allocated to different money manager strategies. Fund assets not	infrastructure. With interest rates falling, income opportunities
allocated to money managers are managed by Russell Investment	around the globe continued to shrink and income available from
Management, LLC (“RIM”), the Fund’s advisor. RIM may change	most assets fell.
the allocation of the Fund’s assets among money managers at	The U.S. equity market, as measured by the S&P 500® Index,
any time. An exemptive order from the Securities and Exchange	was up 4.51% over the period but also experienced multiple
Commission (“SEC”) permits RIM to engage or terminate a money	draw downs. The Fund’s strategic exposure to global equities
manager at any time, subject to approval by the Fund’s Board,	proved beneficial over the period as emerging markets rallied
without a shareholder vote. Pursuant to the terms of the exemptive	and outperformed U.S. equities. By contrast, non-U.S. developed
order, the Fund is required to notify its shareholders within 90	equity was the lowest performing portion of the Fund as falling
days of when a money manager begins providing services. As of	commodity prices and currencies weighed on returns.
October 31, 2016, the Fund had eight money managers.

What is the Fund’s investment objective?	How did the investment strategies and techniques employed
by the Fund and its money managers affect its benchmark-
The Fund seeks to provide a high level of current income and, as	relative performance?
a secondary objective, long-term capital growth.	The Fund employs discretionary and non-discretionary money
How did the Fund perform relative to its benchmark for the	managers. The Fund’s discretionary money managers select the
fiscal year ended October 31, 2016?	individual portfolio securities for the assets assigned to them.
For the fiscal year ended October 31, 2016, the Fund’s Class	The Fund’s non-discretionary money managers provide a model
A, Class C, Class E, Class S and Class Y Shares gained 5.08%,	portfolio to RIM representing their investment recommendations,
4.34%, 5.06%, 5.43% and 5.51%, respectively. This is compared	based upon which RIM purchases and sells securities for the
to the Fund’s benchmark, the BofAML Global High Yield 2%	Fund. Fund assets not allocated to discretionary money managers
Constrained Index (USD Hedged), which gained 10.57% during	include assets managed by RIM based upon model portfolios
the same period. The Fund’s performance includes operating	provided by non-discretionary money managers, the Fund’s
expenses, whereas index returns are unmanaged and do not	liquidity reserves and assets which may be managed directly by
include expenses of any kind. As of October 31, 2016, the	RIM to effect the Fund’s investment strategies and/or to actively
12-month distribution yield of the Fund’s Class A, Class C, Class	manage the Fund’s overall exposures by investing in securities or
E, Class S and Class Y Shares was 3.41%, 2.82%, 3.39%, 3.63%	other instruments that RIM believes will achieve the desired risk/
and 3.81%, respectively.	return profile for the Fund.
For the fiscal year ended October 31, 2016, the Morningstar®	In order to seek to achieve the Fund’s objective during the period,
Allocation 30% to 50% Equity Category, a group of funds that	RIM’s strategic asset allocation included global equity, high
Morningstar considers to have investment strategies similar to	yield debt, bank loans, preferred securities, global real estate
those of the Fund, gained 3.53%. This result serves as a peer	investment trusts, global infrastructure, investment grade credit
comparison and is expressed net of operating expenses.	and emerging market debt.
RIM may assign a money manager a specific asset class, style or	RIM adapted the Fund’s asset allocation over the period as market
capitalization benchmark other than the Fund’s index. However,	opportunities and risks evolved. The Fund was defensively
the Fund’s primary index remains the benchmark for the Fund.	positioned in the fourth quarter of 2015, favoring fixed income over equity securities. During the first quarter of 2016, equity
How did the market conditions described in the Market	markets declined substantially, and RIM added further risk to the
Summary report affect the Fund’s performance?	portfolio by overweighting high yield credit and emerging markets
The Fund seeks to achieve its objective by investing in a range of	equity compared with core bonds and cash. Markets subsequently
income-producing investments, and all major asset classes in the	rebounded from the February lows and RIM reduced risk exposure
portfolio produced positive absolute returns during the period.	to a more defensive stance with the Fund’s equity allocation
Markets during the fiscal year were characterized by higher	below strategic weights. RIM’s modifications to the Fund’s asset
levels of volatility and dispersion across return sources. Within	allocation were additive during the period.
the Fund’s fixed income portfolio, exposure to high yield debt	Manager security selection during the period was generally
was beneficial as it was one of the best performing asset classes	additive to returns as equity managers were able to find strong
globally. Falling interest rates also helped other fixed income	outperforming stocks in the materials sector. With respect to certain

654 Russell Multi-Strategy Income Fund

Russell Investment Company
Russell Multi-Strategy Income Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

of the Fund’s money managers, Kopernik Global Investors, LLC		Money Managers as of October 31,
(“Kopernik”) was a standout in this regard, and outperformed the		2016	Styles
Russell Global Equity Index by over 25% following their addition
to the Fund in March 2016. By contrast, certain fixed income		Janus Capital Management LLC and Perkins	Global Equities
Investment Management, LLC
strategies struggled to keep pace with the rapid appreciation of		Kopernik Global Investors, LLC	Global Equities
fixed income markets. Managers like DDJ Capital Management,		Lazard Asset Management, LLC	Emerging Markets
LLC, which have less interest rate sensitivity and are higher in			Debt
credit quality than their BofA Merrill Lynch Global High Yield		Loomis, Sayles & Company, L.P.	Global Investment
Index, lagged as interest rates fell quickly and the lowest quality			Grade Credit
		THL Credit Advisors, LLC	Bank Loans
credit rallied.		The views expressed in this report reflect those of the
Describe any changes to the Fund’s structure or the money		portfolio managers only through the end of the period
manager line-up.		covered by the report. These views do not necessarily
In March 2016, RIM added Kopernik to the Fund’s manager line		represent the views of RIM, or any other person in RIM or
up in order to help diversify the Fund’s active risk and increase		any other affiliated organization. These views are subject
the Fund’s exposure to cyclical sectors.		to change at any time based upon market conditions or
other events, and RIM disclaims any responsibility to
Money Managers as of October 31,		update the views contained herein. These views should not
2016	Styles	be relied on as investment advice and, because investment
Cohen & Steers Capital Management, Inc.	Global Listed Real	decisions for a Russell Investment Company (“RIC”) Fund
Cohen & Steers UK Limited and Cohen &	Estate Securities,	are based on numerous factors, should not be relied on as
Steers Asia Limited	Global Listed	an indication of investment decisions of any RIC Fund.
Infrastructure,
Preferred Securities
DDJ Capital Management, LLC	Global High Yield
Debt
Epoch Investment Partners, Inc.	Global Equities

* Assumes initial investment on May 1, 2015.

** The BofA Merrill Lynch Global High Yield 2% Constrained Index (USD Hedged) contains all securities in the BofA Merrill Lynch Global High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis.
Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

Russell Multi-Strategy Income Fund 655

Russell Investment Company
Russell Multi-Strategy Income Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including distribution (12b-1) and/or service fees and other			Performance (5%
Fund expenses. The Example is intended to help you understand		Actual	return before
your ongoing costs (in dollars) of investing in the Fund and to	Class A	Performance	expenses)
Beginning Account Value
compare these costs with the ongoing costs of investing in other	May 1, 2016	$1,000.00	$1,000.00
mutual funds. The Example is based on an investment of $1,000	Ending Account Value
invested at the beginning of the period and held for the entire	October 31, 2016	$1,034.70	$1,019.61
period indicated, which for this Fund is from May 1, 2016 to	Expenses Paid During Period*	$5.63	$5.58

October 31, 2016.	* Expenses are equal to the Fund's annualized expense ratio of 1.10%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
The information in the table under the heading “Actual	year period). May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2016	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2016	$1,031.30	$1,015.84
	Expenses Paid During Period*	$9.45	$9.37
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 1.85%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/366 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period). May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class E	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2016	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2016	$1,034.60	$1,019.61
of other funds.	Expenses Paid During Period*	$5.63	$5.58

* Expenses are equal to the Fund's annualized expense ratio of 1.10%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

656 Russell Multi-Strategy Income Fund

Russell Investment Company
Russell Multi-Strategy Income Fund

Shareholder Expense Example, continued — October 31, 2016 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,035.80	$1,020.86
Expenses Paid During Period*	$4.35	$4.32

* Expenses are equal to the Fund's annualized expense ratio of 0.85%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,036.60	$1,021.87
Expenses Paid During Period*	$3.33	$3.30

* Expenses are equal to the Fund's annualized expense ratio of 0.65%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Russell Multi-Strategy Income Fund 657

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Long-Term Investments - 62.6%			3.500% due 04/01/22	75	77
Asset-Backed Securities - 0.2%			AT&T, Inc.
CLI Funding V LLC			4.450% due 04/01/24	55	59
Series 2014-2A Class A			4.125% due 02/17/26	235	246
3.380% due 10/18/29 (Þ)	112	109	5.150% due 03/15/42	15	16
Credit Acceptance Auto Loan Trust			4.300% due 12/15/42	150	138
Series 2015-1A Class A			4.800% due 06/15/44	5	5
2.000% due 07/15/22 (Þ)	250	251	4.350% due 06/15/45	235	216
Zais CLO 5, Ltd.			Aviation Capital Group Corp.
Series 2016-2A Class C			4.875% due 10/01/25 (Þ)	114	126
5.216% due 10/15/28 (Å)(Ê)	1,000	955	Avis Budget Car Rental LLC / Avis
		1,315	Budget Finance, Inc.
Corporate Bonds and Notes - 19.4%			6.375% due 04/01/24 (Å)	22	22
99 Cents Only Stores LLC			Avnet, Inc.
11.000% due 12/15/19	220	130	4.625% due 04/15/26	175	179
Activision Blizzard, Inc.			BAE Systems Holdings, Inc.
2.300% due 09/15/21 (Þ)	410	409	3.850% due 12/15/25 (Þ)	380	403
Aetna, Inc.			Baltimore Gas & Electric Co.
2.400% due 06/15/21	110	111	3.350% due 07/01/23	75	79
3.200% due 06/15/26	145	146	Bank of America Corp.
4.375% due 06/15/46	30	30	Series DD
Air Lease Corp.			6.300% due 12/29/49 (ƒ)	600	655
3.375% due 06/01/21	60	62	Series L
4.250% due 09/15/24	20	21	3.950% due 04/21/25	380	390
Albertsons Cos. LLC / Safeway, Inc. /			Series Z
New Albertson's Inc / Albertson's			6.500% due 12/31/49 (ƒ)	1,025	1,112
LLC			BCD Acquisition, Inc.
6.625% due 06/15/24 (Þ)	25	26	9.625% due 09/15/23 (Þ)	1,200	1,239
5.750% due 03/15/25 (Þ)	110	109	Becton Dickinson and Co.
Aleris International, Inc.			2.675% due 12/15/19	40	41
7.875% due 11/01/20	1,400	1,400	3.734% due 12/15/24	75	80
Alliant Holdings Intermediate LLC			Brixmor Operating Partnership, LP
8.250% due 08/01/23 (Þ)	4,060	4,131	3.875% due 08/15/22	60	63
Ally Financial, Inc.			Burlington Northern Santa Fe LLC
3.750% due 11/18/19	225	226	3.650% due 09/01/25	260	281
4.125% due 03/30/20	5	5	CBS Radio, Inc.
4.250% due 04/15/21	15	15	7.250% due 11/01/24 (Þ)	330	343
4.125% due 02/13/22	235	235	Celgene Corp.
Altria Group, Inc.			5.000% due 08/15/45	65	70
2.850% due 08/09/22	250	257	Centene Corp.
American Airlines Pass-Through Trust			4.750% due 01/15/25	136	135
Series B			Century Aluminum Co.
5.250% due 01/15/24	100	104	7.500% due 06/01/21 (Å)	5,450	4,959
American International Group, Inc.			Cheniere Corpus Christi Holdings LLC
4.875% due 06/01/22	55	61	7.000% due 06/30/24 (Þ)	3,100	3,286
4.800% due 07/10/45	110	117	Cigna Corp.
American Tire Distributors, Inc.			3.250% due 04/15/25	55	56
10.250% due 03/01/22 (Þ)	4,320	3,972	Citigroup, Inc.
Anadarko Petroleum Corp.			4.000% due 08/05/24	150	155
5.550% due 03/15/26	290	330	Series R
Anheuser-Busch InBev Finance, Inc.			6.125% due 12/31/49 (ƒ)	399	417
2.650% due 02/01/21	115	118	Series T
3.300% due 02/01/23	365	381	6.250% due 12/29/49 (ƒ)	900	969
3.650% due 02/01/26	225	237	Clear Channel Worldwide Holdings, Inc.
4.700% due 02/01/36	30	33	Series A
4.900% due 02/01/46	140	160	6.500% due 11/15/22	2,720	2,733
Anthem, Inc.			Series B
4.650% due 08/15/44	45	48	7.625% due 03/15/20	4,280	4,141
Arrow Electronics, Inc.			Cleaver-Brooks, Inc.

See accompanying notes which are an integral part of the financial statements.

658 Russell Multi-Strategy Income Fund

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
8.750% due 12/15/19 (Þ)	1,130	1,181	Duke Energy Corp.
Cloud Crane LLC			3.050% due 08/15/22	240	250
10.125% due 08/01/24 (Þ)	630	657	2.650% due 09/01/26	290	282
CoBank ACB			Eaton Corp.
Series I			4.000% due 11/02/32	75	78
6.250% due 12/29/49 (ƒ)	1,080	1,168	Embarq Corp.
Comcast Corp.			7.995% due 06/01/36	250	254
4.200% due 08/15/34	90	96	Energy Transfer Partners, LP
Constellation Brands, Inc.			4.900% due 02/01/24	230	241
3.875% due 11/15/19	40	42	5.150% due 03/15/45	75	70
Constellis Holdings LLC / Constellis			6.125% due 12/15/45	65	68
Finance Corp.			Enterprise Products Operating LLC
9.750% due 05/15/20 (Å)	500	507	1.650% due 05/07/18	115	115
Continental Resources, Inc.			Enviva Partners, LP / Enviva Partners
5.000% due 09/15/22	290	284	Finance Corp.
4.500% due 04/15/23	460	438	8.500% due 11/01/21 (Þ)	930	951
3.800% due 06/01/24	1,075	989	ERAC USA Finance LLC
CRH America, Inc.			2.800% due 11/01/18 (Þ)	115	117
3.875% due 05/18/25 (Þ)	400	425	3.800% due 11/01/25 (Þ)	350	371
Crown Castle International Corp.			4.500% due 02/15/45 (Þ)	75	77
3.400% due 02/15/21	65	67	Essex Portfolio, LP
3.700% due 06/15/26	80	82	3.250% due 05/01/23	150	153
CSC Holdings LLC			Express Scripts Holding Co.
5.500% due 04/15/27 (Å)	1,000	1,014	3.400% due 03/01/27	35	34
CVS Health Corp.			Series 10YR
4.125% due 05/15/21	115	125	4.500% due 02/25/26	335	359
2.125% due 06/01/21	225	225	Extraction Oil & Gas Holdings LLC /
2.875% due 06/01/26	175	174	Extraction Finance Corp.
5.125% due 07/20/45	140	163	7.875% due 07/15/21 (Þ)	1,610	1,703
Daimler Finance NA LLC			FBM Finance, Inc.
2.700% due 08/03/20 (Þ)	300	308	8.250% due 08/15/21 (Þ)	1,460	1,526
2.200% due 10/30/21 (Þ)	340	340	FedEx Corp.
DDR Corp.			4.550% due 04/01/46	110	118
3.375% due 05/15/23	30	30	First Data Corp.
3.625% due 02/01/25	230	231	7.000% due 12/01/23 (Þ)	3,920	4,106
Delphi Corp.			FirstCash, Inc.
4.150% due 03/15/24	50	54	6.750% due 04/01/21	500	522
Delta Air Lines Pass-Through Trust			Ford Motor Credit Co. LLC
Series 15-1 Class B			3.096% due 05/04/23	400	400
4.250% due 07/30/23	84	87	4.134% due 08/04/25	620	644
			Foresight Energy LLC / Foresight Energy
Devon Energy Corp.			Finance Corp.
3.250% due 05/15/22	305	306	9.000% due 08/15/21 (Å)	1,621	1,536
5.850% due 12/15/25	75	86	Forum Energy Technologies, Inc.
Diamond 1 Finance Corp. / Diamond 2			6.250% due 10/01/21	2,360	2,336
Finance Corp
5.875% due 06/15/21 (Å)	72	76	Freeport-McMoRan, Inc.
7.125% due 06/15/24 (Å)	51	56	5.400% due 11/14/34	5	4
Diamond Offshore Drilling, Inc.			5.450% due 03/15/43	55	46
4.875% due 11/01/43	25	18	Frontier Communications Corp.
Diebold, Inc.			6.875% due 01/15/25	300	251
8.500% due 04/15/24 (Þ)	640	678	GATX Corp.
Discovery Communications LLC			3.250% due 03/30/25	90	89
4.875% due 04/01/43	40	38	General Electric Co.
Double Eagle Acquisition Sub, Inc.			5.875% due 01/14/38	185	242
7.500% due 10/01/24 (Þ)	2,930	3,018	4.125% due 10/09/42	210	223
Dresdner Funding Trust I			Series D
8.151% due 06/30/31 (Þ)	300	357	5.000% due 12/29/49 (ƒ)	1,606	1,701
Duke Energy Carolinas LLC			General Motors Co.
4.000% due 09/30/42	40	42	5.200% due 04/01/45	75	76

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Income Fund 659

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
General Motors Financial Co., Inc.			3.200% due 05/01/21	275	284
4.000% due 01/15/25	285	286	2.800% due 10/01/26	95	93
Gilead Sciences, Inc.			4.250% due 04/01/45	95	95
4.500% due 02/01/45	50	52	Kinder Morgan, Inc.
4.750% due 03/01/46	5	5	5.050% due 02/15/46	210	203
4.150% due 03/01/47	60	60	Kraft Heinz Foods Co.
Goldman Sachs Group, Inc. (The)			3.000% due 06/01/26	285	282
3.850% due 07/08/24	165	174	4.375% due 06/01/46	65	66
Series GMTN			LafargeHolcim Finance US LLC
5.375% due 03/15/20	210	232	4.750% due 09/22/46 (Þ)	200	202
Series L			LG FinanceCo Corp.
5.700% due 12/31/49 (ƒ)	75	76	5.875% due 11/01/24 (Þ)	137	138
Halyard Health, Inc.			Liberty Mutual Group, Inc.
6.250% due 10/15/22	1,340	1,372	4.250% due 06/15/23 (Þ)	140	151
HCA, Inc.			7.800% due 03/15/37 (Þ)	986	1,159
4.750% due 05/01/23	5	5	4.850% due 08/01/44 (Þ)	90	93
5.375% due 02/01/25	225	230	Lockheed Martin Corp.
Home Depot, Inc. (The)			3.800% due 03/01/45	50	50
2.625% due 06/01/22	275	284	4.700% due 05/15/46	70	79
Host Hotels & Resorts, LP			Marriott International, Inc.
Series D			2.300% due 01/15/22	285	285
3.750% due 10/15/23	55	55	Match Group, Inc.
HRG Group, Inc.			6.375% due 06/01/24	152	164
7.750% due 01/15/22	7,290	7,600	McKesson Corp.
HSBC Bank USA			4.883% due 03/15/44	55	60
Series BKNT			Medtronic, Inc.
5.875% due 11/01/34	500	598	3.500% due 03/15/25	295	313
HSBC USA, Inc.			Merck & Co., Inc.
2.750% due 08/07/20	230	234	2.350% due 02/10/22	380	387
HUB International, Ltd.			MetLife Capital Trust IV
9.250% due 02/15/21 (Þ)	1,470	1,521	7.875% due 12/15/37 (Þ)	1,275	1,632
Hyundai Capital America			MetLife Capital Trust X
3.000% due 10/30/20 (Þ)	90	92	9.250% due 04/08/38 (Þ)	500	728
2.750% due 09/27/26 (Þ)	430	415	MetLife, Inc.
Series REGS			10.750% due 08/01/39	50	82
2.600% due 03/19/20	190	193	4.125% due 08/13/42	50	50
IASIS Healthcare LLC / IASIS Capital			Series C
Corp.			5.250% due 12/29/49 (ƒ)	451	460
8.375% due 05/15/19	400	381	Morgan Stanley
International Wire Group, Inc.			3.950% due 04/23/27	50	51
10.750% due 08/01/21 (Þ)	1,300	1,228	Series GMTN
INVISTA Finance LLC			5.500% due 07/28/21	250	284
4.250% due 10/15/19 (Þ)	100	100	MPH Acquisition Holdings LLC
Iron Mountain US Holdings, Inc.			7.125% due 06/01/24 (Þ)	2,890	3,092
5.375% due 06/01/26 (Å)	101	102	MPLX LP
Iron Mountain, Inc.			4.500% due 07/15/23	20	21
4.375% due 06/01/21 (Å)	101	104	4.875% due 12/01/24	10	10
JDA Escrow LLC / JDA Bond Finance,
Inc.			4.875% due 06/01/25	30	31
7.375% due 10/15/24 (Þ)	1,490	1,538	Nathan's Famous, Inc.
Joseph T Ryerson & Son, Inc.			10.000% due 03/15/20 (Þ)	540	591
11.000% due 05/15/22 (Þ)	680	743	National Rural Utilities Cooperative
			Finance Corp.
JPMorgan Chase & Co.			5.250% due 04/20/46	286	306
3.200% due 01/25/23	80	83	Nationwide Financial Services, Inc.
Series 1			5.375% due 03/25/21 (Þ)	172	191
7.900% due 04/29/49 (ƒ)	1,600	1,649	Newfield Exploration Co.
Series S			5.625% due 07/01/24	25	26
6.750% due 01/29/49 (ƒ)	1,200	1,332	NextEra Energy Capital Holdings, Inc.
Kimco Realty Corp.

See accompanying notes which are an integral part of the financial statements.

660 Russell Multi-Strategy Income Fund

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
2.400% due 09/15/19	175	178	Series 2015-1 Class B
Noble Energy, Inc.			4.450% due 04/01/24	94	96
5.250% due 11/15/43	95	100	State Street Corp.
Northrop Grumman Corp.			Series F
3.850% due 04/15/45	75	76	5.250% due 12/29/49 (ƒ)	200	210
Oasis Petroleum, Inc.			Summit Midstream Holdings LLC/
6.875% due 03/15/22	410	406	Summit Midstream Finance Corp.
Omega Healthcare Investors, Inc.			5.500% due 08/15/22	2,230	2,163
4.375% due 08/01/23	50	51	Surgery Center Holdings, Inc.
Opal Acquisition, Inc.			8.875% due 04/15/21 (Þ)	3,290	3,504
8.875% due 12/15/21 (Þ)	5,110	4,165	Tenet Healthcare Corp.
Optimas OE Solutions Holding LLC /			4.500% due 04/01/21	260	260
Optimas OE Solutions, Inc.			4.375% due 10/01/21	30	30
8.625% due 06/01/21 (Þ)	3,020	2,325	6.750% due 06/15/23	5,390	4,952
Owens Corning			Time Warner Cable LLC
3.400% due 08/15/26	50	49	4.500% due 09/15/42	275	259
Pioneer Natural Resources Co.			Time Warner, Inc.
4.450% due 01/15/26	5	5	4.875% due 03/15/20	65	71
Platform Specialty Products Corp.			4.850% due 07/15/45	180	191
6.500% due 02/01/22 (Þ)	710	689	Trans-Allegheny Interstate Line Co.
PNC Financial Services Group, Inc.			3.850% due 06/01/25 (Þ)	65	69
(The)			TransDigm, Inc.
6.750% due 12/31/49 (ƒ)	500	555	5.500% due 10/15/20	1,400	1,439
Principal Financial Group, Inc.			6.000% due 07/15/22	2,260	2,356
3.400% due 05/15/25	75	77	Travelers Cos., Inc. (The)
Prudential Financial, Inc.			4.600% due 08/01/43	30	35
5.625% due 06/15/43	1,794	1,929	United Airlines Pass-Through Trust
QCP SNF West/Central/East REIT LLC
8.125% due 11/01/23 (Þ)	200	202	5.375% Series B due 08/15/21	74	76
Qualitytech, LP/QTS Finance Corp.			4.625% due 09/03/22	72	74
5.875% due 08/01/22	630	647	United Continental Holdings, Inc.
Quicken Loans, Inc.			6.375% due 06/01/18	65	68
5.750% due 05/01/25 (Þ)	75	74	United Technologies Corp.
Radio One, Inc.			2.650% due 11/01/26	90	90
7.375% due 04/15/22 (Å)	25	25	3.750% due 11/01/46	280	278
Real Alloy Holding, Inc.			UnitedHealth Group, Inc.
10.000% due 01/15/19 (Þ)	3,460	3,495	2.700% due 07/15/20	165	170
RegionalCare Hospital Partners
Holdings, Inc.			4.625% due 07/15/35	100	114
8.250% due 05/01/23 (Þ)	4,880	4,947	USI, Inc.
Revlon Consumer Products Corp.			7.750% due 01/15/21 (Þ)	1,630	1,646
5.750% due 02/15/21	1,890	1,909	Veritas US, Inc. / Veritas Bermuda, Ltd.
Sabine Pass Liquefaction LLC			7.500% due 02/01/23 (Þ)	2,910	2,779
5.625% due 03/01/25	2,320	2,455	Verizon Communications, Inc.
Santander Holdings USA, Inc.			2.625% due 02/21/20	165	168
4.500% due 07/17/25	135	138	5.150% due 09/15/23	90	103
Sempra Energy			2.625% due 08/15/26	335	321
3.750% due 11/15/25	75	79	5.050% due 03/15/34	115	125
Serta Simmons Bedding LLC			4.272% due 01/15/36	55	55
8.125% due 10/01/20 (Þ)	1,840	1,911	4.750% due 11/01/41	20	21
SESI LLC			Virginia Electric & Power Co.
7.125% due 12/15/21	200	195	4.450% due 02/15/44	65	73
Simmons Foods, Inc.			Vizient, Inc.
7.875% due 10/01/21 (Þ)	2,380	2,398	10.375% due 03/01/24 (Þ)	3,890	4,337
Solera LLC / Solera Finance, Inc.			Voya Financial, Inc.
10.500% due 03/01/24 (Å)	200	224	5.650% due 05/15/53	500	498
Southwestern Electric Power Co.			Wells Fargo & Co.
3.550% due 02/15/22	150	159	Series K
Spirit Airlines Pass-Through Trust			7.980% due 03/29/49 (ƒ)	1,160	1,209

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Income Fund 661

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series U			9.000% due 05/29/49 (ƒ)	400	415
5.875% due 12/31/49 (ƒ)	750	806	Banco Nacional de Comercio Exterior
Westlake Chemical Corp.			SNC
3.600% due 08/15/26 (Þ)	25	25	3.800% due 08/11/26 (Þ)	140	139
5.000% due 08/15/46 (Þ)	25	25	Banco Nacional de Costa Rica
Whiting Petroleum Corp.			5.875% due 04/25/21 (Þ)	50	52
5.750% due 03/15/21	175	162	Bank of America Corp.
Williams Partners, LP			4.625% due 09/14/18	225	267
4.000% due 09/15/25	205	205	Barclays PLC
Wisconsin Power & Light Co.			4.375% due 09/11/24	395	397
4.100% due 10/15/44	175	183	7.875% due 12/31/49 (ƒ)	400	398
Worthington Industries, Inc.			8.250% due 12/31/49 (ƒ)	600	607
4.550% due 04/15/26	40	41	BGEO Group JSC
Xerium Technologies, Inc.			6.000% due 07/26/23 (Þ)	125	128
9.500% due 08/15/21 (Þ)	810	822	Series REGS
XPO Logistics, Inc.			6.000% due 07/26/23	200	205
6.500% due 06/15/22 (Þ)	1,350	1,404	BHP Billiton Finance USA, Ltd.
Zayo Group LLC / Zayo Capital, Inc.			6.250% due 10/19/75 (Þ)	400	433
6.000% due 04/01/23	3,740	3,936	6.750% due 10/19/75 (Þ)	1,400	1,586
Zimmer Biomet Holdings, Inc.			BNP Paribas SA
3.550% due 04/01/25	500	509	7.625% due 12/29/49 (ƒ)(Þ)	800	836
			7.195% due 12/31/49 (ƒ)(Þ)	200	226
		165,694	BorgWarner, Inc.
International Debt - 13.3%			1.800% due 11/07/22	215	250
1011778 BC Unlimited Liability Co. 1st
Lien Term Loan B2			Brazilian Government International Bond
3.750% due 12/12/21 (Ê)	1,951	1,959	6.000% due 04/07/26	220	243
Accudyne Industries Borrower /			Camelot Finance SA
Accudyne Industries LLC			7.875% due 10/15/24 (Þ)	710	726
7.750% due 12/15/20 (Þ)	770	612	Canadian Pacific Railway Co.
Air Liquide Finance SA			2.900% due 02/01/25	445	453
1.375% due 09/27/19 (Þ)	295	294	Cemex SAB de CV
1.750% due 09/27/21 (Þ)	295	291	Series REGS
Albemarle Corp.			7.750% due 04/16/26	200	224
1.875% due 12/08/21	300	347	Citigroup, Inc.
Angolan Government International Bond			1.375% due 10/27/21	330	378
9.500% due 11/12/25 (Þ)	73	71	Series MPLE
Series REGS			4.090% due 06/09/25 (Þ)	100	77
9.500% due 11/12/25	200	196	CK Hutchison International, Ltd.
Aquarius & Investments PLC for Swiss			1.875% due 10/03/21 (Þ)	490	483
Reinsurance Co., Ltd.			Colombia Government International
8.250% due 09/29/49 (ƒ)	650	697	Bond
Argentine Republic Government			4.375% due 07/12/21	70	75
International Bond
7.500% due 04/22/26 (Þ)	140	153	2.625% due 03/15/23	600	580
6.625% due 07/06/28 (Þ)	150	154	4.000% due 02/26/24	50	52
8.280% due 12/31/33	878	985	4.500% due 01/28/26	730	781
Series REGS			7.375% due 09/18/37	270	346
7.500% due 04/22/26	2,380	2,600	Comision Federal de Electricidad
Australia & New Zealand Banking			4.750% due 02/23/27 (Þ)	160	163
Group, Ltd. - ADR			ConvaTec Finance International SA
6.750% due 12/31/49 (ƒ)(Þ)	600	659	8.250% due 01/15/19 (Þ)	3,330	3,330
Avago Technologies Cayman Finance,			ConvaTec Healthcare E SA
Ltd. Term Loan B3			10.500% due 12/15/18 (Þ)	490	496
3.535% due 02/01/23 (Ê)	1,586	1,601	Cooperatieve Rabobank UA
AXA SA			11.000% due 06/29/49 (ƒ)(Þ)	1,275	1,536
6.463% due 12/14/18 (ƒ)(Þ)	350	365	Costa Rica Government International
8.600% due 12/15/30	475	667	Bond
Baidu, Inc.			Series REGS
3.250% due 08/06/18	600	613	4.375% due 04/30/25	380	362
Banco Bilbao Vizcaya Argentaria SA			Credit Agricole SA

See accompanying notes which are an integral part of the financial statements.

662 Russell Multi-Strategy Income Fund

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
4.375% due 03/17/25 (Þ)	200	204	Emirates Telecommunications Group
8.125% due 12/31/49 (ƒ)(Þ)	800	859	Co. PJSC
Series REGS			Series GMTN
4.375% due 03/17/25	400	408	2.375% due 06/18/19	600	605
Credit Suisse Group AG			Enel SpA
7.500% due 12/31/49 (ƒ)(Þ)	400	414	8.750% due 09/24/73 (Þ)	1,050	1,225
Croatia Government International Bond			Eskom Holdings SOC, Ltd.
Series REGS			Series REGS
5.500% due 04/04/23	450	490	6.750% due 08/06/23	100	103
Dai-ichi Life Insurance Co., Ltd. (The)			Evergreen Skills Lux Sarl
7.250% due 12/29/49 (ƒ)(Þ)	600	708	5.750% due 04/28/21 (Ê)	4,203	3,737
4.000% due 12/31/49 (ƒ)(Þ)	600	601	9.250% due 04/28/22 (Ê)	2,070	1,387
Danone SA			FedEx Corp.
2.947% due 11/02/26 (Þ)	540	539	1.625% due 01/11/27	450	509
			FMG Resources Pty, Ltd. Covenant-Lite
Delphi Automotive PLC			1st Lien Term Loan B
3.150% due 11/19/20	25	26	3.750% due 06/30/19	2,024	2,022
4.250% due 01/15/26	140	151	Gabon Government International Bond
Delta 2 Lux Sarl 2nd Lien Term Loan			Series REGS
7.750% due 07/29/22 (Ê)	1,500	1,510	6.950% due 06/16/25	200	184
Delta 2 Lux Sarl Term Loan B3			Ghana Government International Bond
4.750% due 07/30/21 (Ê)	2,500	2,503	Series REGS
Demeter Investments BV for Swiss Re,			7.875% due 08/07/23	30	29
Ltd.
5.625% due 08/15/52	550	566	8.125% due 01/18/26	1,125	1,077
Dominican Republic International Bond			Global SC Finance II SRL
6.875% due 01/29/26 (Þ)	540	598	Series 2014-1A Class A1
Series REGS			3.190% due 07/17/29 (Þ)	194	186
7.500% due 05/06/21	45	50	GTH Finance BV
6.875% due 01/29/26	635	703	Series REGS
7.450% due 04/30/44	165	183	7.250% due 04/26/23	200	213
6.850% due 01/27/45	525	546	HSBC Capital Funding, LP
Dubai Electricity & Water Authority			10.176% due 12/29/49 (ƒ)(Þ)	600	906
Series REGS			HSBC Holdings PLC
7.375% due 10/21/20	100	118	6.875% due 12/31/49 (ƒ)	600	632
Ecuador Government International Bond			ICICI Bank, Ltd.
10.750% due 03/28/22 (Þ)	220	233	Series REGS
			5.750% due 11/16/20	200	223
Series REGS			Indonesia Government International
10.750% due 03/28/22	260	275	Bond
7.950% due 06/20/24	705	664	Series REGS
EDP Finance BV			5.875% due 01/15/24	250	290
4.900% due 10/01/19 (Þ)	300	318	4.125% due 01/15/25	390	409
Egypt Government International Bond			4.750% due 01/08/26	1,130	1,232
Series REGS			6.625% due 02/17/37	275	345
5.750% due 04/29/20	140	143	7.750% due 01/17/38	90	126
5.875% due 06/11/25	435	403	5.125% due 01/15/45	635	691
El Salvador Government International			International Automotive Components
Bond			Group SA
Series REGS			9.125% due 06/01/18 (Å)	837	793
7.375% due 12/01/19	365	385	Iraq International Bond
7.750% due 01/24/23	95	104	Series REGS
5.875% due 01/30/25	414	410	5.800% due 01/15/28	300	241
6.375% due 01/18/27	20	20	Itau Unibanco Holding SA
7.650% due 06/15/35	30	31	2.850% due 05/26/18 (Þ)	200	199
7.625% due 02/01/41	172	176	Ivory Coast Government International
Embraer Netherlands Finance BV			Bond
5.050% due 06/15/25	155	155	Series REGS
Emera, Inc.			5.750% due 12/31/32	1,772	1,736
Series 16-A			Jamaica Government International Bond
6.750% due 06/15/76	1,507	1,665	6.750% due 04/28/28	205	232

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Income Fund 663

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
8.500% due 02/28/36	100	118	7.000% due 05/01/19 (Ê)	124	117
8.000% due 03/15/39	151	176	Moody's Corp.
Jordan Government International Bond			1.750% due 03/09/27	300	344
6.125% due 01/29/26 (Þ)	15	16	Morgan Stanley
5.750% due 01/31/27 (Þ)	180	179	1.875% due 03/30/23	300	348
JPMorgan Chase & Co.			Morocco Government International Bond
1.500% due 01/27/25	275	315	Series REGS
Kazakhstan Government International			5.500% due 12/11/42	200	225
Bond			Myriad International Holdings BV
Series REGS			Series REGS
3.875% due 10/14/24	140	145	5.500% due 07/21/25	200	212
5.125% due 07/21/25	485	537	Namibia International Bonds
6.500% due 07/21/45	200	239	5.250% due 10/29/25 (Þ)	30	31
KazMunayGas National Co. JSC			Nippon Life Insurance Co.
Series REGS			4.700% due 01/20/46 (Þ)	700	751
9.125% due 07/02/18	200	219	Noble Holding International, Ltd.
Kenya Government International Bond			6.200% due 08/01/40	5	3
Series REGS			6.050% due 03/01/41	5	3
6.875% due 06/24/24	250	249	5.250% due 03/15/42	5	3
Koninklijke Ahold Delhaize NV			OCP SA
5.700% due 10/01/40	100	119	Series REGS
Lamar Funding, Ltd.			5.625% due 04/25/24	400	430
Series REGS			Oman Government International Bond
3.958% due 05/07/25	255	244	3.625% due 06/15/21 (Þ)	60	61
Linxens France SA 2nd Lien Term Loan			Series REGS
9.500% due 07/15/23	310	309	4.750% due 06/15/26	310	312
Lloyds Bank PLC			Ooredoo International Finance, Ltd.
2.350% due 09/05/19	400	407	3.750% due 06/22/26 (Þ)	50	51
Lloyds Banking Group PLC			Series REGS
4.500% due 11/04/24	600	620	5.000% due 10/19/25	400	450
7.500% due 12/31/49 (ƒ)	400	412	Pakistan Government International Bond
Mallinckrodt International Finance SA /
Mallinckrodt CB LLC			Series REGS
5.625% due 10/15/23 (Å)	28	26	8.250% due 04/15/24	220	248
MEG Energy Corp.			Panama Government International Bond
6.375% due 01/30/23 (Þ)	410	338	4.000% due 09/22/24	150	161
7.000% due 03/31/24 (Þ)	1,580	1,296	7.125% due 01/29/26	107	142
Mercer International, Inc.			8.875% due 09/30/27	253	373
7.000% due 12/01/19	760	788	9.375% due 04/01/29	390	593
Methanex Corp.			Paraguay Government International
			Bond
3.250% due 12/15/19	40	40	5.000% due 04/15/26 (Þ)	70	74
Mexico City Airport Trust			Series REGS
4.250% due 10/31/26 (Þ)	100	102	4.625% due 01/25/23	510	532
Mexico Government International Bond			5.000% due 04/15/26	100	106
4.000% due 10/02/23	590	620	6.100% due 08/11/44	490	542
8.300% due 08/15/31	170	270	Parq Holdings, LP Term Loan
6.050% due 01/11/40	232	276	8.500% due 12/17/20 (Ê)	820	789
4.750% due 03/08/44	276	275	Pernod Ricard SA
MidOcean Credit CLO III			5.500% due 01/15/42 (Þ)	450	532
Series 2014-3A Class E			Pertamina Persero PT
5.947% due 07/21/26 (Ê)(Þ)	825	700	Series REGS
Mohawk Industries, Inc.			4.875% due 05/03/22	108	115
2.000% due 01/14/22	335	388	4.300% due 05/20/23	345	358
Mongolia Government International
Bond			6.000% due 05/03/42	140	148
Series REGS			5.625% due 05/20/43	150	150
10.875% due 04/06/21	10	11	Perusahaan Penerbit SBSN Indonesia III
5.125% due 12/05/22	220	194	4.550% due 03/29/26 (Þ)	80	84
Mood Media Corp. Term Loan			Peruvian Government International Bond

See accompanying notes which are an integral part of the financial statements.

664 Russell Multi-Strategy Income Fund

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
4.125% due 08/25/27	270	301	Simon Property Group, LP
8.750% due 11/21/33	270	426	2.375% due 10/02/20	300	356
Petrobras Global Finance BV			Sky PLC
3.737% due 03/17/20 (Ê)	95	93	Series REGS
8.375% due 05/23/21	790	874	3.750% due 09/16/24	600	616
Petroleos de Venezuela SA			Slovenia Government International Bond
5.375% due 04/12/27	81	30	Series REGS
Series REGS			4.125% due 02/18/19	870	913
8.500% due 11/02/17	97	71	5.500% due 10/26/22	505	584
9.000% due 11/17/21	37	18	Societe Generale SA
12.750% due 02/17/22	235	139	7.375% due 12/29/49 (ƒ)(Þ)	200	198
9.750% due 05/17/35	135	60	South Africa Government International
Petroleos Mexicanos			Bond
5.625% due 01/23/46	279	241	4.300% due 10/12/28	380	368
			Sri Lanka Government International
Series REGS			Bond
6.375% due 02/04/21	190	208	5.750% due 01/18/22 (Þ)	360	365
6.875% due 08/04/26	290	324	6.850% due 11/03/25 (Þ)	130	137
Philip Morris International, Inc.			Series REGS
1.750% due 03/19/20	240	278	5.875% due 07/25/22	60	61
Playa Resorts Holding BV 1st Lien Term			6.125% due 06/03/25	315	316
Loan B
4.000% due 08/09/19 (Ê)	1,989	1,984	Standard Chartered PLC
PPG Industries, Inc.			3.950% due 01/11/23 (Þ)	200	199
0.875% due 11/03/25	100	109	Sumitomo Life Insurance Co.
Prologis, LP			6.500% due 09/20/73 (Þ)	200	237
3.000% due 06/02/26	305	387	Teine Energy, Ltd.
QBE Insurance Group, Ltd.			6.875% due 09/30/22 (Þ)	580	590
6.750% due 12/02/44	1,100	1,201	Telecom Italia Capital SA
5.875% due 06/17/46	606	627	6.000% due 09/30/34	65	65
Republic of Azerbaijan International			Telefonica Emisiones SAU
Bond			5.462% due 02/16/21	135	152
Series REGS			7.045% due 06/20/36	15	19
4.750% due 03/18/24	450	465	Telstra Corp., Ltd.
Republic of South Africa Government			3.125% due 04/07/25 (Þ)	15	15
International Bond			Teva Pharmaceutical Finance
5.875% due 05/30/22	40	45	Netherlands III BV
5.875% due 09/16/25	605	679	2.800% due 07/21/23	120	118
5.375% due 07/24/44	5	5	TIAA CLO I, Ltd.
Republic of Suriname			Series 2016-1A Class E1
9.250% due 10/26/26 (Þ)	380	397	8.736% due 07/20/28 (Å)(Ê)	279	276
Royal Bank of Scotland Group PLC			Trader Corp. Term Loan
6.100% due 06/10/23	50	52	5.000% due 08/09/23	1,000	1,005
5.125% due 05/28/24	335	331	Transcanada Trust
7.648% due 09/30/49 (ƒ)	240	284	5.625% due 05/20/75	175	177
Russia Government International Bond			Series 16-A
4.750% due 05/27/26 (Þ)	200	212	5.875% due 08/15/76	1,638	1,753
Series REGS			Travelport Finance Luxembourg Sarl
4.875% due 09/16/23	400	430	Term Loan B
Russian Foreign Bond - Eurobond			5.000% due 09/02/21 (Ê)	1,220	1,227
			Turkey Government International Bond
4.500% Series REGS due 04/04/22	600	633	4.250% due 04/14/26	50	48
7.500% due 03/31/30	60	72	4.875% due 10/09/26	615	613
5.625% due 04/04/42	200	221	6.625% due 02/17/45	775	869
Senegal Government International Bond			UBS Group AG
Series REGS			7.125% due 12/29/49 (ƒ)	1,000	1,023
6.250% due 07/30/24	380	391	Ukraine Government International Bond
Serbia Government International Bond			Series REGS
Series REGS			7.750% due 09/01/22	405	396
7.250% due 09/28/21	435	500	7.750% due 09/01/27	375	356
			Ukreximbank Via Biz Finance PLC

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Income Fund 665

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series REGS			5.250% due 10/11/24	320	324
9.625% due 04/27/22	210	207	AP Gaming I LLC 1st Lien Term Loan B
9.750% due 01/22/25	400	385	9.250% due 12/20/20 (Ê)	496	483
Uruguay Government International Bond			Arbor Pharmaceuticals, Inc. Term Loan
4.375% due 10/27/27	795	840	B
5.100% due 06/18/50	230	229	6.000% due 06/28/23	1,000	1,008
Venezuela Government International			Arctic Glacier USA, Inc. 1st Lien Term
Bond			Loan
			6.000% due 05/13/19 (Ê)	2,127	2,095
Series REGS			AssuredPartners, Inc. 1st Lien Term
7.000% due 12/01/18	20	12	Loan
7.750% due 10/13/19	60	31	5.750% due 10/21/22 (Ê)	499	501
6.000% due 12/09/20	100	44	Asurion LLC Term Loan 2
9.000% due 05/07/23	57	26	8.500% due 03/03/21 (Ê)	3,130	3,152
8.250% due 10/13/24	75	33	Asurion LLC Term Loan B4
7.650% due 04/21/25	170	73	5.000% due 08/04/22 (Ê)	2,223	2,233
Veresen Midstream, LP Term Loan B1			Avantor Performance Materials Holdings,
5.250% due 03/31/22 (Ê)	1,995	1,984	Inc. 1st Lien Term Loan
Vietnam Government International Bond			6.000% due 06/21/22 (Ê)	1,095	1,102
Series REGS			Avaya, Inc. Term Loan B7
4.800% due 11/19/24	160	169	6.250% due 05/29/20 (Ê)	1,964	1,607
Virgin Media Investment Holdings, Ltd.			BBB Industries US Holdings, Inc. Term
Term Loan F			Loan B
3.500% due 06/30/23 (Ê)	1,400	1,405	9.750% due 11/03/22 (Ê)	250	229
WPP Finance			Berlin Packaging LLC 2nd Lien Term
5.625% due 11/15/43	170	197	Loan
Ziggo Bond Finance BV			7.750% due 10/01/22 (Ê)	1,000	1,007
6.000% due 01/15/27 (Þ)	150	147	BioScrip, Inc. 1st Lien Term Loan B
			6.500% due 07/31/20 (Ê)	1,017	997
		112,837	BioScrip, Inc. Term Loan B
Loan Agreements - 19.6%			6.500% due 07/31/20 (Ê)	1,695	1,662
99 Cents Only Stores LLC New Term			BMC Software Finance, Inc. 1st Lien
Loan
4.500% due 01/13/19 (Ê)	228	177	Term Loan B
ABG Intermediate Holdings 2, LLC 1st			5.000% due 09/10/20 (Ê)	1,489	1,466
Lien Term Loan			Boyd Gaming Corp. 1st Lien Term Loan
5.500% due 05/27/21 (Ê)	115	115	B2
ABG Intermediate Holdings 2, LLC 2nd			3.524% due 09/15/23 (Ê)	1,000	1,007
Lien Term Loan			Brickman Group, Ltd. LLC (The) 1st
9.000% due 05/27/22 (Ê)	250	244	Lien Term Loan B
			4.000% due 12/18/20 (Ê)	2,058	2,054
Accuvant, Inc. 2nd Lien Term Loan			BWAY Holding Co. 1st Lien Term Loan
10.000% due 01/28/23 (Ê)	900	892	B
Active Network, Inc. (The) 1st Lien Term			5.500% due 08/14/20 (Ê)	969	975
Loan			Caesars Entertainment Corp. 1st Lien
5.500% due 11/15/20 (Ê)	492	489	Term Loan B
Albertsons LLC Term Loan B4			7.000% due 10/11/20 (Ê)	3,499	3,516
4.500% due 08/22/21 (Ê)	2,601	2,620	CareCore National LLC Term Loan 1
Alliant Holdings Intermediate LLC 1st			5.500% due 03/06/21 (Ê)	368	344
Lien Term Loan B2			Cast & Crew Payroll LLC 2nd Lien Term
5.252% due 08/14/22 (Ê)	374	376	Loan
Alvogen Pharmaceutical US, Inc. Term			8.750% due 08/03/23 (Ê)	250	235
Loan			Cast & Crew Payroll LLC Term Loan B
6.000% due 04/02/22 (Ê)	1,446	1,446	8.750% due 08/03/22 (Ê)	748	745
American Airlines, Inc. Term Loan B			CBS Radio, Inc. Term Loan B
3.250% due 04/28/23 (Ê)	250	250	4.500% due 10/06/23 (Ê)	583	586
American Airlines, Inc. Term Loan B1			Cengage Learning Acquisitions, Inc.
3.250% due 05/21/20 (Ê)	1,994	1,995	Term Loan B
American Builders & Contractors Supply			5.250% due 06/07/23 (Ê)	2,287	2,233
Co., Inc. Term Loan B1			Charcoal Holdings LLC 1st Lien Term
1.000% due 09/23/23 (Ê)(v)	250	251	Loan
Ancestry.com, Inc. 1st Lien Term Loan			1.000% due 07/03/23 (v)	1,654	1,665
5.250% due 10/13/23	818	819	Charming Charlie LLC Term Loan B
Ancestry.com, Inc. 2nd Lien Term Loan			9.000% due 12/24/19 (Ê)	239	150

See accompanying notes which are an integral part of the financial statements.

666 Russell Multi-Strategy Income Fund

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Charter Communications Operating LLC			5.000% due 10/03/23 (Ê)	1,250	1,263
Term Loan H			FPC Holdings, Inc. 1st Lien Term Loan
3.250% due 08/24/21 (Ê)	2,742	2,752	5.250% due 11/27/19 (Ê)	1,116	1,004
Checkout Holding Corp. Covenant-Lite			FullBeauty Brands Holding Corp. 2nd
1st Lien Term Loan B			Lien Term Loan
4.500% due 04/09/21 (Ê)	1,247	1,121	10.000% due 09/22/23	250	207
Chrysler Group LLC 1st Lien Term			FullBeauty Brands Holdings Corp. 1st
Loan B			Lien Term Loan
3.250% due 12/31/18 (Ê)	2,581	2,583	5.750% due 10/14/22 (Ê)	622	590
Ciena Corp. Term Loan 1			GENEX Services, Inc. 1st Lien Term
4.250% due 04/25/21 (Ê)	498	497	Loan B
Cincinnati Bell, Inc. 1st Lien Term			5.250% due 05/30/21 (Ê)	997	986
Loan B			GENEX Services, Inc. 2nd Lien Term
4.000% due 09/10/20 (Ê)	492	493	Loan
Cision, Inc. Term Loan B			8.750% due 05/30/22 (Ê)	250	237
7.000% due 05/12/23	1,247	1,203	Getty Images, Inc. 1st Lien Term Loan B
Commercial Barge Line Co. Term Loan			4.750% due 10/18/19 (Ê)	985	834
B1			Global Healthcare Exchange LLC Term
9.750% due 11/12/20 (Ê)	711	687	Loan B
Community Health Systems, Inc. Term			5.250% due 08/13/22 (Ê)	339	341
Loan B2			Harbor Freight Tools USA, Inc. Term
4.000% due 01/27/21 (Ê)	2,982	2,813	Loan B
Compuware Corp. Term Loan B2			4.137% due 08/16/23 (Ê)	1,995	2,008
6.250% due 12/15/21 (Ê)	1,234	1,234	Harland Clarke Holdings Corp. 1st Lien
Consolidated Communications, Inc. Term			Term Loan B4
Loan B1			6.993% due 08/04/19 (Ê)	1,987	1,971
4.000% due 10/05/23 (Ê)	650	654	Hawaiian Telcom Communications, Inc.
CPI Acquisition, Inc. Term Loan B			Term Loan B
5.500% due 08/17/22 (Ê)	407	399	5.250% due 06/06/19 (Ê)	166	167
Creative Artists Agency LLC Term Loan			HCA Inc. Term Loan B7
B			3.588% due 03/01/24	2,000	2,017
5.000% due 12/17/21 (Ê)	497	500	Heartland Dental LLC 2nd Lien Term
CSC Holdings LLC Term Loan			Loan
3.876% due 10/31/24 (Ê)	493	495	9.750% due 06/21/19 (Ê)	780	764
			Houghton Mifflin Harcourt Publishers,
CSRA, Inc. Term Loan B1			Inc. Term Loan B
1.000% due 10/29/22 (Ê)(v)	947	951	4.000% due 05/29/21 (Ê)	494	488
CWGS Group LLC Term Loan B1			Indigo Merger Sub I, Inc. 1st Lien Term
5.250% due 02/20/20 (Ê)	1,466	1,465	Loan
Dell International LLC 1st Lien Term			5.000% due 07/08/21 (Ê)	249	250
Loan B			Informatica Corp. 1st Lien Term Loan
4.000% due 09/07/23 (Ê)	2,500	2,517	4.000% due 06/03/22 (Ê)	1,246	1,222
Dell Software Group Term Loan B			Intrawest Operations Group LLC Term
4.000% due 09/23/22	1,250	1,249	Loan B1
Donnelley Financial Solutions Term			4.500% due 12/09/20 (Ê)	1,000	1,007
Loan B			J Crew Group, Inc. Term Loan B
5.000% due 09/23/23	250	252	4.000% due 03/05/21 (Ê)	98	75
EagleView Technology Corp. 2nd Lien			Jill Acquisition LLC Term Loan B1
Term Loan
1.000% due 09/28/23 (Ê)(v)	500	496	6.000% due 05/23/22 (Ê)	518	505
Eastman Kodak Co. Exit Term Loan			Koosharem LLC Exit Term Loan
7.250% due 09/03/19 (Ê)	1,743	1,739	7.500% due 05/16/20 (Ê)	492	437
EnergySolutions LLC 1st Lien Term			Kraton Polymers LLC Term Loan B
Loan B			6.000% due 01/06/22 (Ê)	1,824	1,834
6.750% due 05/29/20 (Ê)	2,158	2,158	La Quinta Intermediate Holdings LLC
ESH Hospitality, Inc. 1st Lien Term			Covenant-Lite Term Loan B
Loan B			3.750% due 04/14/21 (Ê)	997	995
3.750% due 08/30/23 (Ê)	1,500	1,508	Lannett Co., Inc. Term Loan A
Fairmount Santrol, Inc. 1st Lien Term			5.750% due 11/25/20 (Ê)	1,234	1,203
Loan B2			Level 3 Financing, Inc. Term Loan B2
4.500% due 09/05/19 (Ê)	1,047	992	3.500% due 05/31/22 (Ê)	1,500	1,506
First Data Corp. Term Loan B			LTS Buyer LLC 2nd Lien Term Loan
4.425% due 07/10/22 (Ê)	2,250	2,265	8.000% due 04/01/21 (Ê)	470	470
FOCUS Brands, Inc. 1st Lien Term Loan			Match Group, Inc. Term Loan B1

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Income Fund 667

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
5.500% due 10/27/22 (Ê)	599	602	Power Buyer LLC 2nd Lien Term Loan
MCC Iowa LLC Term Loan H			8.250% due 11/06/20 (Ê)	250	249
3.250% due 01/29/21 (Ê)	492	496	Pre-Paid Legal Services, Inc. 2nd Lien
Media General, Inc. 1st Lien Term Loan			Term Loan
B			10.250% due 07/01/20 (Ê)	250	247
4.000% due 07/31/20 (Ê)	434	434	Prime Security Services Borrower LLC
Mediware Information Systems, Inc.			Term Loan B1
2016 1st Lien Term Loan			4.750% due 04/21/22 (Ê)	873	879
5.750% due 09/28/23	250	251	QoL meds LLC 2nd Lien Term Loan
Mergermarket USA, Inc. 1st Lien Term			1.000% due 10/25/24 (Å)(v)	2,040	2,030
Loan			Quincy Newspapers, Inc. Term Loan B
4.500% due 02/04/21 (Ê)	880	865	5.500% due 11/02/22 (Ê)	993	997
MGM Growth Properties, LLC 1st Lien
Term Loan B			Realogy Group LLC Term Loan B
4.000% due 04/25/23 (Ê)	997	999	3.750% due 07/14/22 (Ê)	998	1,005
Michaels Stores, Inc. Term Loan B1			Renaissance Learning, Inc. 1st Lien
			Term Loan
3.750% due 01/28/23 (Ê)	217	219	4.500% due 04/09/21 (Ê)	500	498
MRI Software LLC Term Loan			RentPath, Inc. 1st Lien Term Loan B
5.250% due 06/18/21	364	362	6.250% due 12/17/21 (Ê)	985	935
MSC.Software Corp. 1st Lien Term Loan			Reynolds Group Holdings, Inc. 1st Lien
5.000% due 05/29/20 (Ê)	742	739	Term Loan
Nautilus Merger Sub, Inc. 2nd Lien Term			4.250% due 01/21/23 (Ê)	500	501
Loan			Riverbed Technology, Inc. Term Loan
6.750% due 03/13/22 (Ê)	1,280	1,221	5.000% due 04/27/22 (Ê)	2,000	2,015
Navistar, Inc. 1st Lien Term Loan B			ROC Finance LLC Term Loan B1
6.500% due 08/07/20 (Ê)	248	249	5.000% due 06/20/19 (Ê)	1,637	1,635
NBTY, Inc. Term Loan B			Rovi Solutions Corp. 1st Lien Term
5.000% due 05/05/23 (Ê)	1,247	1,250	Loan B
New Asurion Corp. Term Loan B			3.750% due 07/02/21 (Ê)	622	623
1.000% due 08/10/21 (v)	1,960	1,973	Royal Holdings, Inc. Term Loan
New Millennium Holding Co., Inc. Exit			8.500% due 06/19/23 (Ê)	390	382
Term Loan			RPI Finance Trust Term Loan B5
7.500% due 12/21/20 (Ê)	82	52	3.035% due 10/04/22	200	201
Nielsen Finance LLC Term Loan B3			Scientific Games International, Inc. Term
3.031% due 10/04/23 (Ê)	500	502	Loan B2
Numericable US LLC Term Loan B6			6.000% due 10/01/21 (Ê)	2,974	2,985
4.750% due 02/10/23 (Ê)	248	248	SCS Holdings, Inc. 1st Lien Term Loan
Numericable US LLC Term Loan B7			6.000% due 10/30/22 (Ê)	494	496
5.000% due 01/31/24 (Ê)	2,239	2,257	SeaWorld Parks & Entertainment, Inc.
NVA Holdings, Inc. 2nd Lien Term Loan			Incremental Term Loan B3
8.000% due 08/14/22 (Ê)	170	170	4.000% due 05/14/20 (Ê)	1,935	1,939
			Signode Industrial Group US, Inc. 1st
ON Semiconductor Corp. Term Loan B1			Lien Term Loan B
3.777% due 03/31/23 (Ê)	250	251	3.750% due 05/01/21 (Ê)	1,484	1,481
Opal Acquisition, Inc. 1st Lien Term			SIRVA Worldwide, Inc. 1st Lien Term
Loan B			Loan
5.000% due 11/27/20 (Ê)	1,532	1,408	7.500% due 03/27/19 (Ê)	2,645	2,625
Patterson Co. 2nd Lien Term Loan			SolarWinds Holdings, Inc. Term Loan
8.750% due 08/28/23 (Å)(Ê)	590	572	5.500% due 02/05/23 (Ê)	2,096	2,105
PET Acquisition Merger Sub LLC 1st			Solera LLC Term Loan B
Lien Term Loan B1
8.250% due 01/26/23 (Ê)	1,246	1,256	5.750% due 03/04/23 (Ê)	1,232	1,245
PetSmart, Inc. Term Loan B			SourceHOV LLC 1st Lien Term Loan B
4.000% due 03/10/22	1,798	1,801	7.750% due 10/31/19 (Ê)	493	427
PFS Acquisition LLC 2nd Lien Term			Spectrum Brands, Inc. Term Loan B1
Loan			3.250% due 06/23/22 (Ê)	801	808
1.000% due 01/31/22 (Ê)(v)	1,890	1,569	5.000% due 06/23/22 (Ê)	2	1
Pinnacle Entertainment, Inc. Term Loan			Steak n Shake Operations, Inc. Term
B			Loan B1
3.250% due 04/28/23	653	657	4.750% due 03/19/21 (Ê)	541	536
Pinnacle Foods Finance LLC Term			Sterigenics-Nordion Holdings LLC 1st
Loan 1			Lien Term Loan B
3.284% due 01/13/23 (Ê)	499	503	4.250% due 05/15/22 (Ê)	994	989

See accompanying notes which are an integral part of the financial statements.

668 Russell Multi-Strategy Income Fund

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair			Principal	Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$			or Shares	$
Sterling Midco Holdings, Inc. 2nd Lien						165
Term Loan			Non-US Bonds - 9.6%
8.750% due 06/19/23 (Ê)	710	682
TCH-2 Holdings LLC 1st Lien Term			Alimentation Couche-Tard, Inc.
Loan			Series 2
5.500% due 05/12/21 (Ê)	998	998	3.319% due 11/01/19	CAD	170	132
TCH-2 Holdings LLC Covenant-Lite 2nd			Allianz Finance II BV
Lien Term Loan			5.750% due 07/08/41	EUR	300	383
8.750% due 11/12/21 (Ê)	500	490	America Movil SAB de CV
TerraForm AP Acquisition Holdings LLC			1.500% due 03/10/24	EUR	170	192
1st Lien Term Loan B			Aquarius & Investments PLC for Zurich
8.500% due 06/26/22 (Ê)	1,093	1,082	Insurance Co., Ltd.
TMS International Corp. Term Loan B1			4.250% due 10/02/43	EUR	235	285
4.500% due 10/16/20 (Ê)	748	736	Aviva PLC
Tribune Media Co. 1st Lien Term Loan B			6.625% due 06/03/41	GBP	200	268
3.750% due 12/27/20 (Ê)	494	496	3.875% due 07/03/44	EUR	200	226
TruGreen, LP 1st Lien Term Loan B			AXA SA
6.500% due 04/13/23 (Ê)	748	754	3.375% due 07/06/47	EUR	150	167
UFC Holdings LLC 1st Lien Term Loan			BMW Finance NV
5.000% due 08/18/23 (Ê)	2,000	2,015	3.625% due 01/29/18	EUR	115	132
United Airlines, Inc. 1st Lien Term			BNP Paribas SA
Loan B			5.750% due 01/24/22	GBP	75	106
3.250% due 04/01/19 (Ê)	1,995	1,999
UPC Financing Partnership 1st Lien			2.375% due 02/17/25	EUR	300	339
Term Loan AN			Brazil Letras do Tesouro Nacional
4.080% due 08/31/24 (Ê)	2,000	2,009	Series LTN
US Renal Care, Inc. 2nd Lien Term Loan			12.092% due 01/01/18 (~)	BRL	2,550	699
9.000% due 11/16/23 (Ê)	2,850	2,722	11.287% due 01/01/19 (~)	BRL	2,110	524
Valeant Pharmaceuticals International,			11.299% due 07/01/19 (~)	BRL	300	71
Inc. 1st Lien Term Loan BF1			11.363% due 01/01/20 (~)	BRL	950	211
5.000% due 04/02/22 (Ê)	946	942	Brazil Notas do Tesouro Nacional Serie B
Vantiv LLC Term Loan B1			Series NTNB
3.250% due 06/13/21 (Ê)	500	503	(5.908)% due 05/15/35 (~)	BRL	270	262
Varsity Brands, Inc. 1st Lien Term Loan			(3.300)% due 08/15/50 (~)	BRL	1,200	1,169
5.000% due 12/11/21	997	1,003	Brazil Notas do Tesouro Nacional Serie F
Wall Street Systems Term Loan B			Series NTNF
1.000% due 08/23/23 (v)	250	250	0.387% due 01/01/23 (~)	BRL	2,990	915
Waste Industries USA, Inc. 1st Lien			0.401% due 01/01/25 (~)	BRL	9,970	3,023
Term Loan B
3.500% due 02/27/20 (Ê)	499	499	10.000% due 01/01/27	BRL	9,250	2,766
Wastequip LLC Term Loan B1			Bundesrepublik Deutschland
5.500% due 08/09/19 (Ê)	748	747	1.500% due 05/15/24	EUR	90	111
William Morris Endeavor Entertainment			0.500% due 02/15/26	EUR	255	291
LLC 1St Lien Term Loan B			Series 2007
5.250% due 05/06/21 (Ê)	2,487	2,498	4.250% due 07/04/39	EUR	185	357
World Endurance Holdings 1St Lien			Buzzi Unicem SpA
Term Loan			2.125% due 04/28/23	EUR	125	140
5.250% due 06/26/21 (Ê)	872	864	Carrefour SA
Yonkers Racing Corp. 1st Lien Term
Loan			1.750% due 07/15/22	EUR	300	353
4.250% due 08/16/19	375	375	Claris ABS
Zebra Technologies Corp. 1st Lien Term			Series 2012-1 Class A
Loan B			0.208% due 10/31/60 (Ê)	EUR	46	50
4.750% due 10/27/21 (Ê)	1,986	2,004	Colombian Titulos de Tesoreria
		166,862	Series B
Mortgage-Backed Securities - 0.0%			7.000% due 05/04/22	COP	1,133,000	378
JPMorgan Chase Commercial Mortgage			10.000% due 07/24/24	COP	7,615,000	2,976
Securities Trust			7.500% due 08/26/26	COP	4,823,000	1,617
Series 2006-LDP9 Class A3			6.000% due 04/28/28	COP	2,476,000	733
5.336% due 05/15/47	14	14	Commerzbank AG
Morgan Stanley Re-REMIC Trust			4.000% due 03/23/26	EUR	100	111
Series 2010-GG10 Class A4B			Enel Finance International NV
5.989% due 08/15/45 (Þ)	150	151

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Income Fund 669

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
5.625% due 08/14/24	GBP	185	277	Series S
5.750% due 09/14/40	GBP	150	244	4.000% due 06/13/19	MXN	8,131	449
Eurosail-UK 2007-1nc PLC				4.000% due 11/15/40	MXN	5,274	305
Series 2007-1X Class A3C				Muenchener Rueckversicherungs-
0.734% due 03/13/45 (Ê)	GBP	27	32	Gesellschaft AG in Muenchen
Fonterra Co.-operative Group, Ltd.				6.000% due 05/26/41	EUR	100	130
4.500% due 06/30/21	AUD	200	159	NWEN Finance PLC
Hungary Government Bond				5.875% due 06/21/21	GBP	200	268
Series 23/A				Peruvian Government International Bond
6.000% due 11/24/23	HUF	119,700	525	6.350% due 08/12/28 (Þ)	PEN	3,154	965
Series 25/B				Series REGS
5.500% due 06/24/25	HUF	285,150	1,220	6.950% due 08/12/31	PEN	1,750	566
Indonesia Treasury Bond				6.900% due 08/12/37	PEN	6,020	1,928
Series FR56				Philippine Government Bond
8.375% due 09/15/26	IDR	36,974,000	3,015	Series 1060
Series FR68				3.625% due 09/09/25	PHP	15,800	312
8.375% due 03/15/34	IDR	5,550,000	1,248	Poland Government International Bond
Series FR69				Series 0725
7.875% due 04/15/19	IDR	1,364,000	107	3.250% due 07/25/25	PLN	7,660	1,985
Series FR70				Province of Manitoba Canada
8.375% due 03/15/24	IDR	2,760,000	225	4.400% due 09/05/25	CAD	520	458
Series FR71				Province of Ontario Canada
9.000% due 03/15/29	IDR	17,672,000	1,501	1.950% due 01/27/23	CAD	320	244
Series FR72				4.650% due 06/02/41	CAD	135	133
8.250% due 05/15/36	IDR	704,000	56	Prudential PLC
Series FR73				5.000% due 07/20/55	GBP	100	118
8.750% due 05/15/31	IDR	47,006,000	4,026	Queensland Treasury Corp.
ING Bank NV				Series 23
Series EMTM				4.250% due 07/21/23 (Þ)	AUD	250	212
3.625% due 02/25/26	EUR	300	359	Republic of Poland Government Bond
Kelda Finance No. 3 PLC				Series 0420
Series REGS				1.500% due 04/25/20	PLN	2,600	647
5.750% due 02/17/20	GBP	100	134	Series 0922
KfW				5.750% due 09/23/22	PLN	7,290	2,160
1.625% due 01/15/21	EUR	40	48	Series 1020
Malaysia Government International Bond				5.250% due 10/25/20	PLN	3,470	983
				Republic of South Africa Government
Series 0114				Bond
4.181% due 07/15/24	MYR	7,500	1,843	Series 2023
Series 0115				7.750% due 02/28/23	ZAR	26,136	1,878
3.955% due 09/15/25	MYR	210	51	Series 2032
Series 0310				8.250% due 03/31/32	ZAR	11,700	799
4.498% due 04/15/30	MYR	1,800	444	Series 2048
Series 0311				8.750% due 02/28/48	ZAR	9,210	637
4.392% due 04/15/26	MYR	2,890	721	Series R214
Series 0314				6.500% due 02/28/41	ZAR	44,250	2,382
4.048% due 09/30/21	MYR	4,140	1,015	Residential Mortgage Securities 22 PLC
Series 0414				Series 2006-22X Class A3A
3.654% due 10/31/19	MYR	4,005	967	0.944% due 11/14/39 (Ê)	GBP	15	18
Series 0415				Romania Government Bond
4.254% due 05/31/35	MYR	1,430	338	Series 10Y
Mexican Bonos				4.750% due 02/24/25	RON	4,255	1,162
Series M 20				Romanian Government International
10.000% due 12/05/24	MXN	37,282	2,453	Bond
Series M 30				Series EMTN
10.000% due 11/20/36	MXN	18,652	1,339	2.875% due 10/28/24	EUR	80	96
Series M				2.875% due 05/26/28 (Þ)	EUR	50	58
5.000% due 12/11/19	MXN	58,547	3,031	RTE Reseau de Transport d'Electricite
Mexican Udibonos				SA
				1.625% due 10/08/24	EUR	200	237

See accompanying notes which are an integral part of the financial statements.

670 Russell Multi-Strategy Income Fund

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
		or Shares	$			or Shares	$
2.750% due 06/20/29	EUR	200	260	6.375% due 10/15/24 (Þ)	GBP	100	126
Russian Federal Bond - OFZ				Virgin Media Secured Finance PLC
Series 6205				Series REGS
7.600% due 04/14/21	RUB	45,640	694	4.875% due 01/15/27	GBP	200	239
Series 6208				Vonovia Finance BV
7.500% due 02/27/19	RUB	70,100	1,082	1.500% due 06/10/26	EUR	100	113
Series 6209				WPP Finance Deutschland GmbH
7.600% due 07/20/22	RUB	6,540	99	1.625% due 03/23/30	EUR	300	332
Series 6211							82,129
7.000% due 01/25/23	RUB	13,100	191	United States Government Agencies - 0.1%
Series 6212				United States Treasury Inflation Indexed
7.050% due 01/19/28	RUB	24,810	353	Bonds
Series 6215				0.125% due 07/15/26		573	574
7.000% due 08/16/23	RUB	118,230	1,722	United States Treasury Notes
Santander Issuances SAU				2.500% due 02/15/46		35	34
2.500% due 03/18/25	EUR	100	108	2.500% due 05/15/46		340	334
Santander UK PLC							942
0.875% due 01/13/20	EUR	285	318	United States Government Treasuries - 0.4%
SGSP Australia Assets Pty, Ltd.				United States Treasury Notes
Series EMTN				1.500% due 12/31/18		3,275	3,316
2.000% due 06/30/22	EUR	300	353	2.875% due 05/15/43		220	234
Siviglia SPV SRL				2.500% due 02/15/45		30	29
Series 2012-1 Class A							3,579
0.203% due 10/25/55 (Ê)	EUR	53	58	Total Long-Term Investments
SNS Bank NV				(cost $534,111)			533,523
3.750% due 11/05/25	EUR	155	174	Common Stocks - 25.6%
South Africa Government International				Consumer Discretionary - 1.8%
Bond				Brinker International, Inc.		612	30
Series R186				Cie Financiere Richemont SA		14,631	940
10.500% due 12/21/26	ZAR	23,850	1,959	Cie Generale des Etablissements
Standard Chartered PLC				Michelin Class B		2,666	289
4.000% due 10/21/25	EUR	300	340	Coach, Inc.		15,043	540
Telefonica Emisiones SAU				Daimler AG		6,113	435
5.375% due 02/02/26	GBP	150	223	Diageo PLC		37,718	1,004
Telstra Corp., Ltd.				Flight Centre, Ltd.		9,403	242
4.500% due 11/13/18	AUD	280	221	GameStop Corp. Class A		588	14
Tesco PLC				Garmin, Ltd.		11,405	551
5.000% due 03/24/23	GBP	170	223	Genuine Parts Co.		5,404	490
Thailand Government Bond				Grupo Televisa SAB - ADR		33,464	821
3.625% due 06/16/23	THB	12,930	407	Harvey Norman Holdings, Ltd.		131,496	504
3.580% due 12/17/27	THB	7,920	254	Hilton Worldwide Holdings, Inc.		7,207	163
Thailand Government International Bond				Home Depot, Inc. (The)		3,277	400
3.850% due 12/12/25	THB	54,290	1,766	Honda Motor Co., Ltd.		38,600	1,155
4.875% due 06/22/29	THB	10,300	374	Hyundai Motor Co.		14,725	1,798
Turkey Government Bond				Las Vegas Sands Corp.		2,421	140
7.100% due 03/08/23	TRY	4,700	1,330	M.Video PJSC		4,071	22
8.000% due 03/12/25	TRY	8,460	2,455	Matas A/S		32,606	633
Turkey Government International Bond				Mattel, Inc.		18,563	585
Series 5Y				McDonald's Corp.		6,678	752
6.300% due 02/14/18	TRY	6,220	1,947	Pacific Textiles Holdings, Ltd.		30,000	38
United Kingdom Gilt				Pandora Media, Inc.(Æ)		28,565	324
4.000% due 03/07/22	GBP	50	72	Pandox AB		30,530	484
2.000% due 09/07/25	GBP	180	236	Pearson PLC		7,342	68
3.250% due 01/22/44	GBP	185	293	Persimmon PLC Class A		12,864	266
Unitymedia GmbH				Regal Entertainment Group Class A(Ñ)		17,054	367
Series REGS				Sankyo Co., Ltd.		5,400	190
3.750% due 01/15/27	EUR	300	312	SATS, Ltd.		111,900	389
Virgin Media Finance PLC				Secom Co., Ltd.		6,161	445

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Income Fund 671

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Shingakukai Co., Ltd.	24,684	116	Hanergy Thin Film Power Group, Ltd.	205,123	103
Singapore Press Holdings, Ltd.	110,200	294	(Æ)
Sky PLC	22,455	224	Helmerich & Payne, Inc.	5,252	331
Tatts Group, Ltd.	88,428	273	Innogy SE(Æ)(Þ)	4,812	191
Thomson Reuters Corp.	10,547	416	Kinder Morgan, Inc.	51,368	1,049
Tupperware Brands Corp.	460	27	Lukoil PJSC - ADR	3,919	191
Wal-Mart Stores, Inc.	4,789	335	NextEra Energy Partners, LP	4,315	118
			Occidental Petroleum Corp.	10,638	776
		15,764	OMV AG	2,888	90
			Rice Midstream Partners, LP	5,508	119
Consumer Staples - 2.3%			Royal Dutch Shell PLC Class A - ADR	9,426	470
Altria Group, Inc.	9,722	643
Astarta Holding NV(Æ)	8,461	114	Royal Dutch Shell PLC Class A	17,932	446
BrasilAgro - Co. Brasileira de			SemGroup Corp. Class A	5,079	164
Propriedades Agricolas	9,559	31	Spectra Energy Corp.	6,277	262
British American Tobacco PLC	14,311	821	Statoil ASA Class N	22,309	364
China Yurun Food Group, Ltd.(Æ)	706,000	113	Targa Resources Corp.	7,820	343
CK Hutchison Holdings, Ltd.	41,719	516	Total SA	12,269	587
Coca-Cola Co. (The)	67,171	2,848	Vermilion Energy, Inc.	9,923	389
Dr Pepper Snapple Group, Inc.	1,870	164	Washington H Soul Pattinson & Co., Ltd.	46,800	566
Golden Agri-Resources, Ltd.	2,201,300	609	Williams Cos., Inc. (The)	23,043	673
Imperial Tobacco Group PLC	10,794	522	Woodside Petroleum, Ltd.	10,301	221
JM Smucker Co. (The)	350	46			15,309
Kernel Holding SA	4,025	64
Kimberly-Clark Corp.	2,940	336	Financial Services - 5.4%
KT&G Corp.	2,635	260	Activia Properties, Inc.(ö)	16	78
MHP SA - GDR	47,830	452	ADO Properties SA(Þ)	2,146	78
PepsiCo, Inc.	22,359	2,397	Aflac, Inc.	4,239	292
Philip Morris International, Inc.	6,543	631	AGNC Investment Corp.(ö)	19,112	383
Procter & Gamble Co. (The)	42,149	3,658	Alexandria Real Estate Equities, Inc.(ö)	2,028	219
Reynolds American, Inc.	14,035	773	Allianz SE	1,797	280
Scandinavian Tobacco Group A/S(Þ)	24,160	418	Allied Properties Real Estate Investment	8,367	225
SLC Agricola SA	50,367	249	Trust(ö)
			Allied World Assurance Co. Holdings
Stock Spirits Group PLC	247,684	480		5,376	231
			AG
Swedish Match AB	43,683	1,519	Ally Financial, Inc.	54,692	988
Sysco Corp.	11,954	575	alstria office REIT-AG(Æ)(ö)	12,229	158
Unilever NV	19,302	808	American Financial Group, Inc.	1,999	149
Unilever PLC	7,523	315	American Homes 4 Rent Class A(ö)	8,495	179
Woolworths, Ltd.	3,221	58	American Tower Corp.(ö)	981	115
		19,420	AmTrust Financial Services, Inc.	3,940	104
			Apartment Investment & Management	2,760	122
Energy - 1.8%			Co. Class A(ö)
8Point3 Energy Partners, LP Class A(Ñ)	3,600	55	Arthur J Gallagher & Co.	14,896	718
APA Group	40,982	248	ASR Nederland NV(Æ)	15,962	354
ARC Resources, Ltd.	28,256	480	Assura PLC(ö)	109,992	79
Areva SA(Æ)	25,098	132	ASX, Ltd. - ADR	16,469	589
BP PLC - ADR	28,677	1,020	Australia & New Zealand Banking	22,380	473
BP PLC	104,964	620	Group, Ltd. - ADR
			AvalonBay Communities, Inc.(ö)	1,233	211
Cenovus Energy, Inc.	19,069	275	AXA SA	14,685	331
Chevron Corp.	9,174	961	Axis Capital Holdings, Ltd.	4,823	275
Cloud Peak Energy, Inc.(Æ)	32,485	200	Bank Leumi Le-Israel BM(Æ)	152,113	574
CONSOL Energy, Inc.(Æ)	9,024	153	Big Yellow Group PLC(ö)	16,703	141
Denison Mines Corp.(Æ)	107,383	43	BlackRock, Inc. Class A	649	221
Enterprise Products Partners, LP(Ñ)	13,432	339	Brixmor Property Group, Inc.(ö)	9,044	230
ERG SpA	16,471	183	Buwog AG(Æ)	5,161	125
Exxon Mobil Corp.	25,370	2,114	Canadian Imperial Bank of Commerce	4,698	352
Fission Uranium Corp.(Æ)	114,859	47	CapitaLand Mall Trust Class A(Æ)(ö)	61,200	91
Gazprom PJSC - ADR	162,179	702	Cheung Kong Property Holdings, Ltd.	80,000	593
Gazprom PJSC	129,858	284	China Construction Bank Corp. Class H	118,000	86

See accompanying notes which are an integral part of the financial statements.

672 Russell Multi-Strategy Income Fund

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Chubb, Ltd.	2,545	323	Mitsubishi Estate Co., Ltd.	13,000	258
CI Financial Corp.	12,250	225	Mitsui Fudosan Co., Ltd.	15,000	341
Cincinnati Financial Corp.	8,478	600	Moscow Exchange MICEX-RTS PJSC	106,609	196
CIT Group, Inc.	33,271	1,209	Muenchener Rueckversicherungs-	3,300	640
Citizens Financial Group, Inc.	14,703	387	Gesellschaft AG in Muenchen
CME Group, Inc. Class A	8,656	866	National Australia Bank, Ltd. - ADR	1,551	33
CNA Financial Corp.	19,441	711	Navient Corp.	27,168	347
Commonwealth Bank of Australia - ADR	5,015	279	Nippon Building Fund, Inc.(ö)	28	167
			Nomura Real Estate Master Fund, Inc.
Cousins Properties, Inc.(ö)	15,177	118		57	92
			(Æ)(ö)
Crown Castle International Corp.(ö)	1,795	163	Nordea Bank AB	10,105	106
Deutsche Wohnen AG	7,192	235	NSI NV(ö)	2,354	9
Dexus Property Group(Æ)(ö)	36,916	251	Old Republic International Corp.	32,988	556
Digital Realty Trust, Inc.(ö)	2,343	219	Omega Healthcare Investors, Inc.(ö)	699	22
Douglas Emmett, Inc.(ö)	5,129	187	Orix JREIT, Inc.(ö)	66	113
Dundee Corp. Class A(Æ)	40,442	191	PacWest Bancorp	12,354	536
DuPont Fabros Technology, Inc.(ö)	3,373	138	PAX Global Technology, Ltd.	210,000	131
Education Realty Trust, Inc.(ö)	5,953	254	Pebblebrook Hotel Trust(ö)	3,338	81
Empire State Realty Trust, Inc. Class	7,553	148	People's United Financial, Inc.	16,114	262
A(ö)
Endurance Specialty Holdings, Ltd.	5,920	544	ProAssurance Corp.	9,924	529
Equity Commonwealth(Æ)	12,558	339	Progressive Corp. (The)	7,596	239
Equity LifeStyle Properties, Inc. Class			Prologis, Inc.(ö)	6,588	344
A(ö)	2,047	155	Public Storage(Æ)(ƒ)	15,000	364
Equity Residential(ö)	1,471	91	QTS Realty Trust, Inc. Class A(ö)	1,598	73
Erie Indemnity Co. Class A	6,416	657	Ramco-Gershenson Properties Trust(ö)	924	16
Essex Property Trust, Inc.(ö)	1,398	299	Royal Bank of Canada - GDR	3,270	204
Etalon Group, Ltd. - GDR(Æ)	65,038	185	Royal Bank of Scotland Group PLC(Æ)	124,162	287
Everest Re Group, Ltd.	2,445	498	Sberbank of Russia PJSC Class T	48,360	112
Fifth Third Bancorp	18,117	394	Sberbank of Russia PJSC - ADR	72,900	693
Gaming and Leisure Properties, Inc.(ö)	5,784	190	Scentre Group(ö)	62,594	200
Gecina SA(ö)	824	120	SCOR SE - ADR	7,322	237
Genworth MI Canada, Inc.	19,558	425	Segro PLC(ö)	42,966	231
Great-West Lifeco, Inc.	10,343	260	Simon Property Group, Inc.(ö)	3,593	668
Guoco Group, Ltd.	9,000	101	Singapore Exchange, Ltd.	55,500	283
Hang Lung Properties, Ltd. - ADR	50,000	110	Skandinaviska Enskilda Banken AB	58,256	587
Hang Seng Bank, Ltd.	33,700	608	Class A
HCP, Inc.(ö)	12,994	445	SL Green Realty Corp.(ö)	926	91
Hiscox, Ltd.	11,581	145	Smart Real Estate Investment Trust(ö)	5,373	134
Hispania Activos Inmobiliarios SA(ö)	6,709	83	Societe Generale SA	13,040	508
Hongkong Land Holdings, Ltd.	9,536	64	Sompo Holdings, Inc.	20,594	667
Hopewell Holdings, Ltd.	15,000	53	Spirit Realty Capital, Inc.(ö)	23,840	284
HSBC Holdings PLC	36,081	271	Sprott, Inc.	262,546	436
Hudson Pacific Properties, Inc.(ö)	4,073	137	Sun Communities, Inc.(ö)	3,724	286
Hulic Reit, Inc.(ö)	71	124	Sun Hung Kai Properties, Ltd.	17,000	253
IGM Financial, Inc.	5,049	135	Sunstone Hotel Investors, Inc.(ö)	4,987	63
Immofinanz AG(Æ)	43,164	93	Svenska Handelsbanken AB Class A	24,299	331
Insurance Australia Group, Ltd.	91,833	384	Tanger Factory Outlet Centers, Inc.(ö)	3,136	109
Intact Financial Corp.	2,291	156	Tokyo Tatemono Co., Ltd.	20,800	265
Interactive Brokers Group, Inc. Class A	14,704	488	Travelers Cos., Inc. (The)	2,625	284
Iron Mountain, Inc.(ö)	11,097	374	Two Harbors Investment Corp.(ö)	95,348	794
Japan Retail Fund Investment Corp.(ö)	60	136	UDR, Inc.(ö)	8,429	295
Kilroy Realty Corp.(ö)	3,279	236	Unibail-Rodamco SE(ö)	1,773	423
Klepierre - GDR(ö)	11,070	453	UNITE Group PLC (The)	14,979	102
Link REIT(ö)	17,500	125	Uranium Participation Corp.(Æ)	142,452	395
Lloyds Banking Group PLC	1,103,157	771	Validus Holdings, Ltd.	4,358	223
LondonMetric Property PLC(ö)	57,828	105	Vicinity Centres(ö)	123,490	269
LSL Property Services PLC	70,097	167	Wells Fargo & Co.	65,033	2,992
Mercury General Corp.	12,007	654	Welltower, Inc.(ö)	9,483	650
Merlin Properties Socimi SA(ö)	8,342	94	Westpac Banking Corp.	15,787	365

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Income Fund 673

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
XL Group, Ltd.	9,203	319	Yuexiu Transport Infrastructure, Ltd.	302,000	207
		45,712			11,259

Health Care - 2.1%			Producer Durables - 3.9%
AbbVie, Inc.	6,211	346	3M Co.	2,863	473
As One Corp.	7,981	359	Abertis Infraestructuras SA(Ñ)	34,276	509
AstraZeneca PLC	5,996	336	Accenture PLC Class A	4,877	567
AstraZeneca PLC - ADR	15,104	428	Aena SA(Þ)	3,826	562
GlaxoSmithKline PLC - ADR	113,770	2,249	Atlantia SpA	46,333	1,136
Johnson & Johnson	33,636	3,901	Auckland International Airport, Ltd.	183,732	866
Medikit Co., Ltd.	1,021	44	Automatic Data Processing, Inc.	5,618	489
Merck & Co., Inc.	14,041	825	Babcock & Wilcox Co. (The) Class W(Æ)	10,247	402
Millennium Health LLC(Æ)	2,491	4	BAE Systems PLC	107,399	712
Nakanishi, Inc.	4,220	151	BBA Aviation PLC	86,945	275
Novartis AG	25,215	1,791	Beijing Capital International Airport Co.,	234,000	245
Pfizer, Inc.	98,822	3,134	Ltd. Class H
Protek PJSC	42,289	66	Boeing Co. (The)	4,227	602
Roche Holding AG	4,777	1,096	Boskalis Westminster	15,423	497
Sanofi - ADR	23,915	1,860	Canadian Pacific Railway, Ltd.	895	128
Sonic Healthcare, Ltd.	13,302	207	Canon, Inc.	21,529	618
Stryker Corp.	4,993	576	Cobham PLC	367,081	642
Takeda Pharmaceutical Co., Ltd.	5,900	264	COSCO Shipping Ports, Ltd.	128,000	127
Veeva Systems, Inc. Class A(Æ)	2,788	108	Covanta Holding Corp.	42,081	631
			CSX Corp.	4,788	146
		17,745	Cummins, Inc.	4,354	557
			Danone SA	19,416	1,343
Materials and Processing - 1.3%			Deutsche Post AG	11,759	364
AdvanSix, Inc.(Æ)	9	—
Agrium, Inc.	2,320	213	Diana Shipping, Inc.(Æ)	37,234	93
Albemarle Corp.	7,753	648	Eaton Corp. PLC	4,537	289
Barrick Gold Corp.	19,102	336	Ebara Corp.	12,400	368
BASF SE	4,471	394	Emerson Electric Co.	11,787	597
Cameco Corp. Class A	79,176	610	Flughafen Zuerich AG	4,800	882
Centerra Gold, Inc.	36,429	184	G4S PLC	140,817	378
Dongyue Group(Æ)	122,000	21	Golden Ocean Group, Ltd.(Æ)	36,086	131
Dow Chemical Co. (The)	10,473	564	Graco, Inc.	647	48
			Groupe Eurotunnel SE	71,067	665
Dundee Precious Metals, Inc.(Æ)	100,244	205	Grupo Aeroportuario del Pacifico SAB de
Gabriel Resources, Ltd.(Æ)	2,350,925	1,052	CV - ADR	4,860	470
Impala Platinum Holdings, Ltd.(Æ)	79,629	320	Guangshen Railway Co., Ltd. Class H	630,000	348
Ivanhoe Mines, Ltd. Class A(Æ)	248,793	388	Hamburger Hafen und Logistik AG	20,345	324
Kingboard Laminates Holdings, Ltd.	157,000	141	Hopewell Highway Infrastructure, Ltd.	44,000	24
Kinross Gold Corp.(Æ)	134,951	521	Hubbell, Inc. Class B	5,214	545
Lundin Gold, Inc.(Æ)(Ñ)	84,866	390	Hutchison Port Holdings Trust Class U	630,300	280
Mosaic Co. (The)	14,092	332	Japan Steel Works, Ltd. (The)	34,400	739
New Gold, Inc.(Æ)	25,357	100	Jiangsu Expressway Co., Ltd. Class H	260,000	354
Newcrest Mining, Ltd.	59,622	1,040	Kamigumi Co., Ltd.	26,000	222
Nippon Fine Chemical Co., Ltd.	28,141	212	KBR, Inc.	10,408	154
Nitto FC Co., Ltd.	29,185	236	Kitagawa Industries Co., Ltd.	14,831	141
Northern Dynasty Minerals, Ltd.(Æ)	232,016	194	Kurita Water Industries, Ltd.	10,800	256
Novagold Resources, Inc.(Æ)	22,878	114	Lockheed Martin Corp.	4,088	1,007
Packaging Corp. of America	1,858	153	LSC Communications, Inc.	4,823	117
Royal Gold, Inc.	7,168	493	Luks Group Vietnam Holdings Co., Ltd.	112,000	40
Seabridge Gold, Inc.(Æ)	5,127	56	Macquarie Infrastructure Corp.	16,516	1,351
Siemens AG	4,057	461	Meggitt PLC	132,935	707
Silver Wheaton Corp.	16,338	394	Mitsubishi Corp.	36,600	798
Sonoco Products Co.	12,192	613	Mitsui & Co., Ltd.	63,000	875
Tikkurila Oyj	13,263	255	MSC Industrial Direct Co., Inc. Class A	7,114	518
Turquoise Hill Resources, Ltd.(Æ)	102,598	318	MTR Corp., Ltd.	49,500	274
Xinyi Glass Holdings, Ltd.(Æ)	110,000	94	Nestle SA	17,055	1,236

See accompanying notes which are an integral part of the financial statements.

674 Russell Multi-Strategy Income Fund

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
OHL Mexico SAB de CV(Æ)	180,437	213	SBA Communications Corp. Class A(Æ)	1,150	130
Organo Corp.	52,000	225	Spark New Zealand, Ltd.	229,973	602
Orkla ASA	72,949	689	StarHub, Ltd.	145,400	353
Park24 Co., Ltd.	5,200	161	Symantec Corp.	21,912	548
Promotora y Operadora de			Taiwan Semiconductor Manufacturing
	9,712	109		12,596	392
Infraestructura SAB de CV			Co., Ltd. - ADR
Raytheon Co.	2,640	361	Telesites SAB de CV(Æ)	68,454	40
Safe Bulkers, Inc.(Æ)	54,562	69	Texas Instruments, Inc.	11,452	811
Secom Joshinetsu Co., Ltd.	9,102	285	TLG Immobilien AG	2,219	47
SIA Engineering Co., Ltd.	105,200	279	Tokyo Electron, Ltd.	6,900	624
Singapore Airlines, Ltd.(Æ)	29,100	212	Vodafone Group PLC	579,764	1,592
SkyWest, Inc.	2,864	86	Yandex NV Class A(Æ)	10,483	206
TopBuild Corp.(Æ)	499	15			26,594
Transurban Group - ADR(Æ)	179,509	1,416
Tsakos Energy Navigation, Ltd.	35,368	159	Utilities - 3.9%
Turk Traktor ve Ziraat Makineleri AS	927	24	Alliant Energy Corp.	5,499	209
UniFirst Corp.	4,734	580	Ameren Corp.	8,878	443
Union Pacific Corp.	1,993	176	America Movil SAB de CV	2,014,852	1,335
United Parcel Service, Inc. Class B	7,915	853	American Water Works Co., Inc.	4,515	334
United Technologies Corp.	3,273	334	AT&T, Inc.	31,117	1,145
Vinci SA	3,439	249	Atmos Energy Corp.	1,785	133
Waste Management, Inc.	4,295	282	Buckeye Partners, LP	3,190	206
West Japan Railway Co.	7,600	468	Canadian Natural Resources, Ltd.	9,855	313
Wharf Holdings, Ltd. (The)	30,000	225	Centrais Eletricas Brasileiras SA(Æ)	120,128	892
		33,592	CenturyLink, Inc.	12,108	322
			Cheniere Energy, Inc.(Æ)	13,170	497
Technology - 3.1%			Cia de Saneamento Basico do Estado de	14,088	149
Alphabet, Inc. Class A(Æ)	2,904	2,352	Sao Paulo(Æ)
Analog Devices, Inc.	4,436	284	CMS Energy Corp.	189,723	589
Apple, Inc.	3,699	420	Deutsche Telekom AG	20,863	340
AVX Corp.	18,814	264	Dominion Resources, Inc.	3,603	271
BCE, Inc.	27,065	1,230	Duke Energy Corp.	7,710	617
CA, Inc.	16,645	512	Edison International	8,064	593
Cellnex Telecom SA(Þ)	12,587	207	Electricite de France SA	65,779	738
Cisco Systems, Inc.	27,613	847	Enagas SA	23,599	678
Corning, Inc.	10,561	240	Enbridge, Inc.	14,348	620
Cosel Co., Ltd.	44,039	526	Engie SA	64,837	936
Cypress Semiconductor Corp.	47,427	473	Entergy Corp.	6,701	494
Dolby Laboratories, Inc. Class A	7,140	340	Exelon Corp.	35,356	1,205
Donnelley Financial Solutions, Inc.(Æ)	6,971	150	Federal Grid PJSC	258,488,350	696
Ei Towers SpA(Æ)	4,035	191	Gas Natural SDG SA	12,164	240
Hua Hong Semiconductor, Ltd.(Þ)	109,000	129	Great Plains Energy, Inc.	9,330	265
			Infraestructura Energetica Nova SAB
Icom, Inc.	12,543	230		19,875	88
			de CV
Intel Corp.	17,012	593	Inter Pipeline, Ltd.	744	15
International Business Machines Corp.	4,494	691	Keyera Corp.	8,312	249
Japan Digital Laboratory Co., Ltd.	12,600	196	KT Corp.	18,118	511
Mail.Ru Group, Ltd. - GDR(Æ)	6,806	111	MEG Energy Corp. Class A(Æ)	80,575	329
Microchip Technology, Inc.	14,615	885	Mobile TeleSystems PJSC	29,056	102
Microsoft Corp.	47,333	2,836	National Grid PLC	105,458	1,374
Nam Tai Property, Inc.	2,041	17	NextEra Energy, Inc.	10,436	1,336
NTT DOCOMO, Inc.	25,939	653	NiSource, Inc.	7,741	180
NVC Lighting Holdings, Ltd.(Æ)	691,000	95	Noble Midstream Partners LP(Æ)	4,664	140
NVIDIA Corp.	10,109	719	Pattern Energy Group, Inc. Class A	10,580	236
O2 Czech Republic AS	63,047	578	PCCW, Ltd.	778,000	463
Oracle Corp.	74,154	2,849	Pembina Pipeline Corp.	14,115	434
QUALCOMM, Inc.	17,438	1,198	PG&E Corp.	13,806	858
Rogers Communications, Inc. Class B	33,201	1,336	Power Assets Holdings, Ltd.	37,000	348
Sanshin Electronics Co., Ltd.	11,000	97	PPL Corp.	50,327	1,728

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Income Fund 675

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair			Principal		Fair
	Amount ($)	Value		Amount ($)			Value
	or Shares	$			or Shares		$
RusHydro PJSC - ADR	400,857	503	KKR & Co., LP		28,200		752
RusHydro PJSC	20,405,826	256	Legg Mason, Inc.		35,820		892
Scottish & Southern Energy PLC	16,732	326	Morgan Stanley		38,834		1,091
Sempra Energy	5,345	572	National Retail Properties, Inc.		15,700		386
Singapore Telecommunications, Ltd.	216,466	605	National Westminster Bank PLC		11,824		305
Snam Rete Gas SpA	132,067	697	NorthStar Realty Finance Corp.		14,900		399
Southern Co. (The)	5,938	306	PartnerRe, Ltd.		8,590		236
Spark Infrastructure Group	137,356	231	Pennsylvania Real Estate Investment		1,939		50
Swisscom AG	966	441	Trust(ö)
Telenor ASA	22,893	364	People's United Financial, Inc.		22,400		585
Telstra Corp., Ltd.	262,978	995	PS Business Parks, Inc.		8,465		219
TELUS Corp.	17,473	566	Public Storage		2,331		57
Terna Rete Elettrica Nazionale SpA	107,931	529	Regions Financial Corp.		8,723		251
Tokyo Gas Co., Ltd.	23,000	104	Reinsurance Group of America, Inc.		13,300		382
TransCanada Corp.	27,905	1,263	Rexford Industrial Realty, Inc.		19,500		490
United Utilities Group PLC	20,949	241	STAG Industrial, Inc.		7,037		187
Verizon Communications, Inc.	13,539	651	State Street Corp.		13,675		366
WEC Energy Group, Inc.	22,987	1,373	Stifel Financial Corp.		9,700		261
Xcel Energy, Inc.	9,155	380	Summit Hotel Properties, Inc.		14,653		378
			Sunstone Hotel Investors, Inc.		22,391		590
		33,054	Taubman Centers, Inc.		7,313		189
			Urstadt Biddle Properties, Inc.		2,125		55
Total Common Stocks			Validus Holdings, Ltd.		24,750		627
(cost $221,201)		218,449	VEREIT, Inc.		27,419		735
Preferred Stocks - 3.4%			Wells Fargo & Co.		53,197		1,390
Consumer Discretionary - 0.3%			WR Berkley Corp.		37,973		978
CHS, Inc.	43,393	1,269
eBay, Inc.	27,900	741					23,352
GMAC Capital Trust I	14,799	378	Technology - 0.1%
			Qwest Corp.		19,872		506
		2,388
Consumer Staples - 0.0%			Utilities - 0.2%
Dairy Farmers of America, Inc.	2,500	262	Dominion Resources, Inc.		13,200		329
			DTE Energy Co.		17,903		454
Energy - 0.1%			Integrys Holding, Inc.		34,500		938
Southern Co. (The)	16,900	451	NextEra Energy Capital Holdings, Inc.		14,096		354

Financial Services - 2.7%							2,075
Aegon NV	14,400	373	Total Preferred Stocks
American Financial Group, Inc.	1,556	42	(cost $28,967)				29,034
American Homes 4 Rent	37,100	986
Arch Capital Group, Ltd.	23,050	562	Options Purchased - 0.3%
Ares Management, LP	28,931	750	(Number of Contracts)
Aspen Insurance Holdings, Ltd.	8,375	214	S&P 500 Index
Bank of America Corp.	32,325	841	Nov 2016 2,137.68 Put (12,967)	USD	27,719	(ÿ)	546
Barclays Bank PLC	14,649	378	Nov 2016 2,147.45 Put (10,004)	USD	21,483	(ÿ)	468
			Jan 2017 2,137.94 Put (19,912)	USD	42,571	(ÿ)	1,211
Capital One Financial Corp.	7,000	187	Total Options Purchased
Charles Schwab Corp. (The)	27,900	755
Chesapeake Lodging Trust	7,200	186	(cost $2,331)				2,225
Citigroup, Inc.	27,018	742
CoBank ACB	2,200	232	Warrants & Rights - 0.0%
DDR Corp.	19,783	508	Foresight Energy LP(Þ)(Æ)
DuPont Fabros Technology, Inc.	13,391	368	2017 Warrant		2,510		17
Endurance Specialty Holdings, Ltd.	8,000	213
Farm Credit Bank of Texas	20,696	2,347	Total Warrants & Rights
First Republic Bank	7,759	203	(cost $—)				17
Goldman Sachs Group, Inc. (The)	13,847	369	Short-Term Investments - 7.4%
Hanover Insurance Group, Inc. (The)	18,900	486	Belize Government International Bond
Huntington Bancshares, Inc.	13,425	359	Series REGS
JPMorgan Chase & Co.	15,000	400	6.767% due 08/20/17		75		41

See accompanying notes which are an integral part of the financial statements.

676 Russell Multi-Strategy Income Fund

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)
		Principal		Fair
	Amount ($)			Value
	or Shares			$
BNZ International Funding, Ltd.
Series GMTN
4.000% due 03/08/17	EUR	120		134
Brazil Letras do Tesouro Nacional
Series LTN
13.848% due 01/01/17 (~)	BRL	2,530		775
Foresight Energy LLC / Foresight Energy
Finance Corp.
15.000% due 10/03/17 (Å)		582		556
Hungary Treasury Bills
Series 12 M
0.548% due 09/13/17 (~)	HUF	293,760		1,039
Malaysia Government International Bond
Series 0210
4.012% due 09/15/17	MYR	240		58
Malaysia Treasury Bill
Series 1016
2.632% due 03/10/17 (~)	MYR	710		168
Optima Specialty Steel, Inc.
12.500% due 12/15/16 (Å)		1,000		915
Queensland Treasury Corp.
7.125% due 09/18/17 (Þ)	NZD	125		93
Russell U.S. Cash Management Fund		57,669,712	(8)	57,681
Russian Federal Bond - OFZ
Series 6206
7.400% due 06/14/17	RUB	6,201		97
Sprint Communications, Inc.
9.125% due 03/01/17		320		326
8.375% due 08/15/17		1,500		1,562
Turkey Government Bond
8.177% due 12/14/16 (~)	TRY	300		96
Total Short-Term Investments
(cost $63,568)				63,541
Other Securities - 0.2%
Russell U.S. Cash Collateral Fund(×)		1,655,227	(8)	1,655
Total Other Securities
(cost $1,655)				1,655
Total Investments 99.5%
(identified cost $851,833)				848,444

Other Assets and Liabilities,
Net - 0.5%				4,120

Net Assets - 100.0%				852,564

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Income Fund 677

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2016

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

		Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition	Amount ($)	Unit	(000)	(000)
Securities	Date	or shares	$	$	$
1.7%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.	03/14/16	22,000	100.00	22	22
Century Aluminum Co.	05/01/15	5,450,000	95.40	5,199	4,959
Constellis Holdings LLC / Constellis Finance Corp.	05/06/15	500,000	99.63	498	507
CSC Holdings LLC	09/09/16	1,000,000	100.00	1,000	1,014
Diamond 1 Finance Corp. / Diamond 2 Finance Corp	06/08/16	72,000	100.00	72	76
Diamond 1 Finance Corp. / Diamond 2 Finance Corp	06/08/16	51,000	100.00	51	56
Foresight Energy LLC / Foresight Energy Finance Corp.	08/26/16	1,621,000	79.63	1,291	1,536
Foresight Energy LLC / Foresight Energy Finance Corp.	08/26/16	582,000	91.47	532	556
International Automotive Components Group SA	05/09/16	837,000	95.51	799	793
Iron Mountain US Holdings, Inc.	05/24/16	101,000	100.00	101	102
Iron Mountain, Inc.	05/24/16	101,000	100.00	101	104
Mallinckrodt International Finance SA / Mallinckrodt CB LLC	09/09/15	28,000	100.00	28	26
Optima Specialty Steel, Inc.	09/22/15	1,000,000	99.51	995	915
Patterson Co. 2nd Lien Term Loan	08/14/15	590,000	99.00	584	572
QoL meds LLC 2nd Lien Term Loan	10/27/16	2,040,000	98.50	2,009	2,030
Radio One, Inc.	01/02/16	25,000	92.29	23	25
Solera LLC / Solera Finance, Inc.	02/29/16	200,000	95.27	191	224
TIAA CLO I, Ltd.	06/03/16	279,000	92.11	257	276
Zais CLO 5, Ltd.	09/23/16	1,000,000	95.54	955	955
					14,748
For a description of restricted securities see note 8 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
Amsterdam Index Futures	8	EUR	722	11/16	1
CAC40 Euro Index Futures	47	EUR	2,118	11/16	7
DAX Index Futures	8	EUR	2,136	12/16	44
Euro STOXX 50 Index Futures	54	EUR	1,649	12/16	35
Euro-Bund Index Futures	2	EUR	324	12/16	(7)
FTSE/MIB Index Futures	6	EUR	513	12/16	17
IBEX 35 Index Futures	8	EUR	730	11/16	29
MSCI EAFE Mini Index Futures	74	USD	6,163	12/16	(223)
MSCI Emerging Markets Mini Index Futures	14	USD	633	12/16	(16)
OMXS30 Index Futures	34	SEK	4,912	11/16	(2)
Russell 1000 Mini Index Futures	6	USD	704	12/16	(19)
S&P 500 E-Mini Index Futures	67	USD	7,102	12/16	(156)
S&P Consumer Discretionary Select Sector Index Futures	68	USD	5,333	12/16	(150)
S&P Financial Select Sector Index Futures	385	USD	23,350	12/16	(111)
S&P Mid 400 E-Mini Index Futures	6	USD	904	12/16	(35)
TOPIX Index Futures	22	JPY	306,900	12/16	124
United States 2 Year Treasury Note Futures	38	USD	8,289	12/16	1
United States 5 Year Treasury Note Futures	101	USD	12,201	12/16	(27)
United States 10 Year Treasury Note Futures	62	USD	8,037	12/16	(66)
United States Long Bond Futures	6	USD	976	12/16	(39)
Short Positions
Dow Jones U.S. Real Estate Index Futures	551	USD	16,591	12/16	1,480
FTSE 100 Index Futures	47	GBP	3,257	12/16	(161)
Hang Seng Index Futures	4	HKD	4,581	11/16	12
MSCI Emerging Markets Mini Index Futures	29	USD	1,310	12/16	25
MSCI Singapore Index Futures	69	SGD	2,126	11/16	24
S&P Energy Select Sector Index Futures	45	USD	3,082	12/16	72
S&P Utilities Select Sector Index Futures	185	USD	9,189	12/16	72
S&P/TSX 60 Index Futures	61	CAD	10,571	12/16	(247)

See accompanying notes which are an integral part of the financial statements.

678 Russell Multi-Strategy Income Fund

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2016

Futures Contracts
Amounts in thousands (except contract amounts)
SPI 200 Index Futures			34	AUD	4,496	12/16	(74)
United States 10 Year Treasury Note Futures			73	USD	9,463	12/16	75
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							685

Options Written
Amounts in thousands (except contract amounts)
		Number of	Strike		Notional	Expiration	Fair Value
	Call/Put	Contracts	Price		Amount	Date	$
S&P 500 Index	Put	25,934	1,900.16	USD	49,279	11/30/16	(85)
S&P 500 Index	Put	20,008	1,908.84	USD	38,192	11/30/16	(72)
S&P 500 Index	Put	39,824	1,900.39	USD	75,681	01/06/17	(477)
Total Liability for Options Written (premiums received $1,154)							(634)
Transactions in options written contracts for the period ended October 31, 2016 were as follows:
			Number of		Premiums
			Contracts		Received
Outstanding October 31, 2015			—		$—
Opened			719,683		3,415
Closed			(612,710)		(1,128)
Expired			(21,207)		(1,133)
Outstanding October 31, 2016			85,766		$1,154

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	1,985	INR	133,680	12/21/16	5
Bank of America	AUD	230	USD	176	12/21/16	1
Barclays	USD	15	BRL	48	11/03/16	—
Barclays	USD	103	BRL	329	11/03/16	—
Barclays	USD	176	BRL	559	11/03/16	(1)
Barclays	USD	265	BRL	831	11/03/16	(5)
Barclays	USD	266	BRL	831	11/03/16	(5)
Barclays	USD	487	BRL	1,548	11/03/16	(2)
Barclays	USD	85	HUF	23,622	11/17/16	(1)
Barclays	USD	398	HUF	108,559	11/17/16	(12)
Barclays	USD	195	MYR	819	11/17/16	1
Barclays	USD	302	PHP	14,607	11/17/16	(1)
Barclays	USD	436	PLN	1,674	11/17/16	(9)
Barclays	USD	373	RON	1,493	11/17/16	(9)
Barclays	USD	4	RUB	246	11/17/16	—
Barclays	USD	478	TRY	1,471	11/17/16	(4)
Barclays	USD	19	ZAR	259	11/18/16	1
Barclays	USD	387	ZAR	5,256	11/18/16	2
Barclays	USD	465	ZAR	6,764	11/18/16	34
Barclays	BRL	48	USD	15	11/03/16	—
Barclays	BRL	329	USD	104	11/03/16	1
Barclays	BRL	559	USD	172	11/03/16	(3)
Barclays	BRL	831	USD	261	11/03/16	1
Barclays	BRL	831	USD	261	11/03/16	1
Barclays	BRL	1,548	USD	473	11/03/16	(13)
Barclays	BRL	831	USD	263	12/02/16	5
Barclays	BRL	831	USD	263	12/02/16	5
Barclays	CLP	319,502	USD	477	11/17/16	(12)
Barclays	COP	683,948	USD	231	11/17/16	4

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Income Fund 679

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Barclays	IDR	1,916,558	USD	147	11/17/16	—
Barclays	IDR	1,918,114	USD	147	11/17/16	—
Barclays	IDR	2,025,764	USD	155	11/17/16	—
Barclays	IDR	4,005,613	USD	307	11/17/16	—
Barclays	IDR	7,369,268	USD	563	11/17/16	(1)
Barclays	MXN	126	USD	7	11/17/16	—
Barclays	PEN	225	USD	66	11/21/16	(1)
Barclays	PEN	371	USD	108	11/21/16	(2)
Barclays	PEN	376	USD	110	11/21/16	(1)
Barclays	PEN	465	USD	136	11/21/16	(2)
Barclays	PEN	532	USD	156	11/21/16	(2)
Barclays	PEN	555	USD	162	11/21/16	(2)
Barclays	PHP	20,642	USD	424	11/17/16	(1)
Barclays	ZAR	7	USD	1	11/18/16	—
Barclays	ZAR	3,062	USD	210	11/18/16	(18)
Barclays	ZAR	3,247	USD	232	11/18/16	(8)
BNP Paribas	USD	602	JPY	61,010	12/21/16	(19)
BNP Paribas	USD	483	ZAR	6,897	12/21/16	23
BNP Paribas	AUD	2,823	USD	2,162	12/21/16	17
BNP Paribas	CAD	3,163	USD	2,448	12/21/16	90
BNP Paribas	CHF	57	USD	59	12/21/16	1
BNP Paribas	EUR	17	USD	19	12/21/16	1
BNP Paribas	GBP	1,183	USD	1,576	12/21/16	127
BNP Paribas	NOK	2,690	USD	329	12/21/16	3
BNP Paribas	SEK	437	USD	52	12/21/16	4
BNP Paribas	SGD	450	USD	334	12/21/16	10
Brown Brothers Harriman	USD	8	EUR	7	11/02/16	—
Brown Brothers Harriman	USD	3	EUR	3	11/03/16	—
Brown Brothers Harriman	USD	2	JPY	235	11/02/16	—
Brown Brothers Harriman	JPY	184	USD	2	11/02/16	—
Brown Brothers Harriman	JPY	366	USD	3	11/02/16	—
Citigroup	USD	667	BRL	2,122	11/03/16	(2)
Citigroup	USD	559	MYR	2,328	11/17/16	(4)
Citigroup	USD	302	PHP	14,607	11/17/16	(1)
Citigroup	USD	373	RON	1,493	11/17/16	(10)
Citigroup	BRL	2,122	USD	650	11/03/16	(14)
Citigroup	IDR	4,005,613	USD	307	11/17/16	1
Citigroup	PHP	23,171	USD	476	11/17/16	(2)
Citigroup	SGD	326	USD	237	11/17/16	3
Citigroup	SGD	326	USD	237	11/17/16	3
Credit Suisse	USD	343	EUR	305	12/21/16	(8)
Credit Suisse	USD	1,606	EUR	1,425	12/21/16	(38)
HSBC	USD	85	HUF	23,622	11/17/16	(1)
HSBC	USD	602	JPY	61,010	12/21/16	(19)
HSBC	USD	527	PLN	2,076	11/17/16	2
HSBC	USD	960	THB	33,862	11/17/16	7
HSBC	USD	483	ZAR	6,897	12/21/16	23
HSBC	AUD	2,823	USD	2,160	12/21/16	15
HSBC	CAD	3,163	USD	2,448	12/21/16	89
HSBC	CHF	57	USD	59	12/21/16	1
HSBC	EUR	17	USD	19	12/21/16	1
HSBC	GBP	1,183	USD	1,576	12/21/16	127
HSBC	NOK	2,690	USD	329	12/21/16	3
HSBC	SEK	437	USD	52	12/21/16	4
HSBC	SGD	326	USD	237	11/17/16	3
HSBC	SGD	450	USD	334	12/21/16	10

See accompanying notes which are an integral part of the financial statements.

680 Russell Multi-Strategy Income Fund

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
JPMorgan Chase	USD	98	BRL	312	11/03/16	—
JPMorgan Chase	USD	176	BRL	559	11/03/16	(1)
JPMorgan Chase	USD	265	BRL	831	11/03/16	(5)
JPMorgan Chase	USD	266	BRL	831	11/03/16	(5)
JPMorgan Chase	USD	270	MXN	5,068	11/17/16	(2)
JPMorgan Chase	USD	597	MYR	2,516	11/17/16	2
JPMorgan Chase	USD	302	PHP	14,607	11/17/16	(1)
JPMorgan Chase	USD	436	PLN	1,674	11/17/16	(9)
JPMorgan Chase	USD	373	RON	1,493	11/17/16	(9)
JPMorgan Chase	USD	1,155	THB	40,290	11/17/16	(4)
JPMorgan Chase	USD	478	TRY	1,471	11/17/16	(4)
JPMorgan Chase	BRL	312	USD	95	11/03/16	(3)
JPMorgan Chase	BRL	559	USD	172	11/03/16	(4)
JPMorgan Chase	BRL	831	USD	261	11/03/16	1
JPMorgan Chase	BRL	831	USD	261	11/03/16	1
JPMorgan Chase	BRL	831	USD	263	12/02/16	5
JPMorgan Chase	BRL	831	USD	263	12/02/16	5
JPMorgan Chase	CLP	319,502	USD	478	11/17/16	(11)
JPMorgan Chase	HUF	569	USD	2	11/17/16	—
JPMorgan Chase	IDR	4,005,613	USD	307	11/17/16	—
JPMorgan Chase	MXN	126	USD	7	11/17/16	—
JPMorgan Chase	PEN	555	USD	162	11/21/16	(3)
JPMorgan Chase	SGD	326	USD	237	11/17/16	3
JPMorgan Chase	ZAR	3,062	USD	210	11/18/16	(17)
National Australia Bank	USD	602	JPY	61,010	12/21/16	(20)
National Australia Bank	USD	484	ZAR	6,897	12/21/16	23
National Australia Bank	AUD	2,823	USD	2,162	12/21/16	17
National Australia Bank	CAD	3,163	USD	2,449	12/21/16	89
National Australia Bank	CHF	57	USD	59	12/21/16	1
National Australia Bank	EUR	17	USD	19	12/21/16	1
National Australia Bank	GBP	1,183	USD	1,576	12/21/16	126
National Australia Bank	NOK	2,690	USD	329	12/21/16	3
National Australia Bank	SEK	437	USD	52	12/21/16	4
National Australia Bank	SGD	450	USD	334	12/21/16	10
Standard Chartered	USD	48	BRL	153	11/03/16	—
Standard Chartered	USD	90	BRL	286	11/03/16	—
Standard Chartered	USD	176	BRL	559	11/03/16	(1)
Standard Chartered	USD	260	BRL	839	11/03/16	3
Standard Chartered	USD	265	BRL	831	11/03/16	(5)
Standard Chartered	USD	266	BRL	831	11/03/16	(5)
Standard Chartered	USD	169	HUF	46,989	11/17/16	(2)
Standard Chartered	USD	398	HUF	108,559	11/17/16	(12)
Standard Chartered	USD	430	IDR	5,611,500	11/17/16	—
Standard Chartered	USD	188	MYR	794	11/17/16	1
Standard Chartered	USD	302	PHP	14,607	11/17/16	(1)
Standard Chartered	USD	210	PLN	827	11/17/16	1
Standard Chartered	USD	436	PLN	1,674	11/17/16	(9)
Standard Chartered	USD	110	RON	452	11/17/16	—
Standard Chartered	USD	4	RUB	246	11/17/16	—
Standard Chartered	USD	650	THB	22,944	11/17/16	5
Standard Chartered	USD	280	TRY	870	11/17/16	—
Standard Chartered	USD	478	TRY	1,471	11/17/16	(4)
Standard Chartered	USD	109	ZAR	1,468	11/02/16	—
Standard Chartered	BRL	153	USD	46	11/03/16	(2)
Standard Chartered	BRL	286	USD	91	11/03/16	1
Standard Chartered	BRL	559	USD	172	11/03/16	(4)

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Income Fund 681

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Standard Chartered	BRL	831	USD	261	11/03/16	1
Standard Chartered	BRL	831	USD	261	11/03/16	1
Standard Chartered	BRL	839	USD	264	11/03/16	1
Standard Chartered	BRL	831	USD	263	12/02/16	5
Standard Chartered	BRL	831	USD	263	12/02/16	5
Standard Chartered	BRL	1,342	USD	420	12/02/16	3
Standard Chartered	CLP	319,502	USD	477	11/17/16	(11)
Standard Chartered	CNY	87,690	USD	12,911	12/21/16	27
Standard Chartered	IDR	4,005,613	USD	307	11/17/16	—
Standard Chartered	IDR	7,363,167	USD	562	11/17/16	(2)
Standard Chartered	MXN	5,251	USD	279	11/03/16	1
Standard Chartered	MXN	126	USD	7	11/17/16	—
Standard Chartered	PEN	555	USD	162	11/21/16	(3)
Standard Chartered	THB	4,202	USD	120	11/17/16	—
Standard Chartered	ZAR	3,062	USD	210	11/18/16	(17)
State Street	USD	5	AUD	7	11/03/16	—
State Street	USD	1,200	CAD	1,550	12/21/16	(43)
State Street	USD	5	JPY	475	11/04/16	—
State Street	EUR	1,070	USD	1,209	12/21/16	32
State Street	HKD	4,650	USD	600	12/21/16	—
State Street	JPY	366	USD	3	11/04/16	—
State Street	JPY	123,030	USD	1,205	12/21/16	29
State Street	SGD	810	USD	599	12/21/16	17
UBS	USD	143	BRL	456	11/03/16	—
UBS	USD	176	BRL	559	11/03/16	(1)
UBS	USD	265	BRL	831	11/03/16	(5)
UBS	USD	266	BRL	831	11/03/16	(5)
UBS	USD	31	CHF	30	12/21/16	(1)
UBS	USD	442	CHF	425	12/21/16	(11)
UBS	USD	398	HUF	108,559	11/17/16	(12)
UBS	USD	41	JPY	4,080	12/21/16	(2)
UBS	USD	882	JPY	90,000	12/21/16	(22)
UBS	USD	4	RUB	246	11/17/16	—
UBS	BRL	456	USD	145	11/03/16	2
UBS	BRL	559	USD	172	11/03/16	(4)
UBS	BRL	831	USD	261	11/03/16	1
UBS	BRL	831	USD	261	11/03/16	1
UBS	BRL	831	USD	263	12/02/16	5
UBS	BRL	831	USD	263	12/02/16	5
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						552

Credit Default Swap Contracts

Amounts in thousands
Credit Indices
				Fund (Pays)/
				Receives	Termination	Fair Value
Reference Entity	Counterparty	Notional Amount		Fixed Rate	Date	$
CDX Emerging Markets Index	Barclays	USD	19,600	(1.000%)	12/20/21	1,268
CDX NA High Yield Index	Morgan Stanley	USD	41,000	5.000%	12/20/21	1,620
Total Fair Value on Open Credit Default Swap Contracts Premiums Paid (Received) - $2,782 (å)						2,888

See accompanying notes which are an integral part of the financial statements.

682 Russell Multi-Strategy Income Fund

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2016

Presentation of Portfolio Holdings
Amounts in thousands
	Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Long-Term Investments
Asset-Backed Securities	$—	$1,315	$—	$—	$1,315	0.2
Corporate Bonds and Notes	—	165,694	—	—	165,694	19.4
International Debt	—	112,837	—	—	112,837	13.3
Loan Agreements	—	166,862	—	—	166,862	19.6
Mortgage-Backed Securities	—	165	—	—	165	—*
Non-US Bonds	—	82,129	—	—	82,129	9.6
United States Government Agencies	—	942	—	—	942	0.1
United States Government Treasuries	—	3,579	—	—	3,579	0.4
Common Stocks
Consumer Discretionary	6,243	9,521	—	—	15,764	1.8
Consumer Staples	12,803	6,617	—	—	19,420	2.3
Energy	11,749	3,457	103	—	15,309	1.8
Financial Services	31,663	14,049	—	—	45,712	5.4
Health Care	9,318	8,427	—	—	17,745	2.1
Materials and Processing	7,878	3,360	21	—	11,259	1.3
Producer Durables	12,552	21,040	—	—	33,592	3.9
Technology	20,474	6,120	—	—	26,594	3.1
Utilities	21,660	11,394	—	—	33,054	3.9
Preferred Stocks	29,034	—	—	—	29,034	3.4
Options Purchased	—	2,225	—	—	2,225	0.3
Warrants & Rights	—	—	17	—	17	—*
Short-Term Investments	—	5,860	—	57,681	63,541	7.4
Other Securities	—	—	—	1,655	1,655	0.2
Total Investments	163,374	625,593	141	59,336	848,444	99.5
Other Assets and Liabilities, Net						0.5
						100.0
Other Financial Instruments
Assets
Futures Contracts	2,018	—	—	—	2,018	0.2
Foreign Currency Exchange Contracts	1	1,066	—	—	1,067	0.1
Credit Default Swap Contracts	—	2,888	—	—	2,888	0.3

Liabilities
Futures Contracts	(1,333)	—	—	—	(1,333)	(0.2)
Options Written	—	(634)	—	—	(634)	(0.1)
Foreign Currency Exchange Contracts	—	(515)	—	—	(515)	(0.1)

Total Other Financial Instruments**	$686	$2,805	$—	$—	$3,491

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Income Fund 683

Russell Investment Company
Russell Multi-Strategy Income Fund

Schedule of Investments, continued — October 31, 2016

(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2016 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

684 Russell Multi-Strategy Income Fund

Russell Investment Company
Russell Multi-Strategy Income Fund

Fair Value of Derivative Instruments — October 31, 2016

Amounts in thousands

			Foreign
	Equity	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*	$2,225	$—	$—	$—
Unrealized appreciation on foreign currency exchange contracts	—	—	1,067	—
Variation margin on futures contracts**	1,942	—	—	76
Credit default swap contracts, at fair value	—	2,888	—	—
Total	$4,167	$2,888	$1,067	$76

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts**	$1,194	$—	$—	$139
Unrealized depreciation on foreign currency exchange contracts	—	—	515	—
Options written, at fair value	634	—	—	—
Total	$1,828	$—	$515	$139
			Foreign
	Equity	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments***	$(57)	$—	$—	$—
Futures contracts	798	—	—	(137)
Options written	834	—	—	—
Credit default swap contracts	—	910	—	—
Foreign currency-related transactions****	—	—	(26)	—
Total	$1,575	$910	$(26)	$(137)

Location: Statement of Operations - Net change in unrealized appreciation
(depreciation)
Investments*****	$(106)	$—	$—	$—
Futures contracts	63	—	—	(92)
Options written	520	—	—	—
Credit default swap contracts	—	(314)	—	—
Foreign currency-related transactions******	—	—	531	—
Total	$477	$(314)	$531	$(92)

* Fair value of purchased options.
** Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
*** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
**** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***** Includes net unrealized gain (loss) on purchased options as reported in the Schedule of Investments.
****** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Income Fund 685

Russell Investment Company
Russell Multi-Strategy Income Fund

Balance Sheet Offsetting Financial and Derivative Instruments — October 31, 2016

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Options Purchased Contracts	Investments, at fair value	$2,225	$—	$2,225
Securities on Loan*	Investments, at fair value	1,587	—	1,587
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	1,067	—	1,067
Futures Contracts	Variation margin on futures contracts	99	—	99
Credit Default Swap Contracts	Credit default swap contracts, at fair value	2,888	—	2,888
Total Financial and Derivative Assets		7,866	—	7,866
Financial and Derivative Assets not subject to a netting agreement		(2,987)	—	(2,987)
Total Financial and Derivative Assets subject to a netting agreement		$4,879	$—	$4,879

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$1,683	$549	$—	$1,134
Barclays	56	56	—	—
BNP Paribas	275	19	—	256
Citigroup	46	7	38	1
Credit Suisse	359	—	359	—
Fidelity	391	—	391	—
HSBC	285	20	—	265
ING	331	—	331	—
JPMorgan Chase	563	101	—	462
National Australia Bank	274	20	—	254
Standard Chartered	55	27	—	28
State Street	79	44	—	35
UBS	482	14	468	—
Total	$4,879	$857	$1,587	$2,435

See accompanying notes which are an integral part of the financial statements.

686 Russell Multi-Strategy Income Fund

Russell Investment Company
Russell Multi-Strategy Income Fund

Balance Sheet Offsetting Financial and Derivative Instruments, continued — October
31, 2016

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$542	$—	$542
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	515	—	515
Options Written Contracts	Options written, at fair value	634	—	634
Total Financial and Derivative Liabilities		1,691	—	1,691
Financial and Derivative Liabilities not subject to a netting agreement		(542)	—	(542)
Total Financial and Derivative Liabilities subject to a netting agreement		$1,149	$—	$1,149

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
			Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$549	$549	$—	$—
Barclays	116	56	—	60
BNP Paribas	19	19	—	—
Citigroup	34	7	—	27
Credit Suisse	46	—	—	46
HSBC	20	20	—	—
JPMorgan Chase	162	101	—	61
National Australia Bank	20	20	—	—
Standard Chartered	77	27	—	50
State Street	44	44	—	—
UBS	62	14	—	48
Total	$1,149	$857	$—	$292

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Income Fund 687

Russell Investment Company
Russell Multi-Strategy Income Fund

Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$851,833
Investments, at fair value(*)(>)	848,444
Cash	493
Cash (restricted)(a)(b)	8,400
Foreign currency holdings(^)	1,909
Unrealized appreciation on foreign currency exchange contracts	1,067
Receivables:
Dividends and interest	6,913
Dividends from affiliated Russell funds	36
Investments sold	3,218
Fund shares sold	1,067
Variation margin on futures contracts	99
Credit default swap contracts, at fair value(+)	2,888
Total assets	874,534

Liabilities
Payables:
Due to broker (c)	4,056
Investments purchased	13,021
Fund shares redeemed	807
Accrued fees to affiliates	441
Other accrued expenses	287
Variation margin on futures contracts	542
Deferred capital gains tax liability	12
Unrealized depreciation on foreign currency exchange contracts	515
Options written, at fair value(x)	634
Payable upon return of securities loaned	1,655
Total liabilities	21,970
Commitments and Contingencies (1)

Net Assets	$852,564

(1) See note 9 in the Notes to Financial Statements for a detailed description of commitments and contingencies.

See accompanying notes which are an integral part of the financial statements.

688 Russell Multi-Strategy Income Fund

Russell Investment Company
Russell Multi-Strategy Income Fund

Statement of Assets and Liabilities, continued — October 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$2,183
Accumulated net realized gain (loss)	(9,268)
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	(3,401)
Futures contracts	685
Options written	520
Credit default swap contracts	106
Foreign currency-related transactions	522
Shares of beneficial interest	881
Additional paid-in capital	860,336
Net Assets	$852,564

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$9.66
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$10.04
Class A — Net assets	$10,052,322
Class A — Shares outstanding ($.01 par value)	1,040,146
Net asset value per share: Class C(#)	$9.64
Class C — Net assets	$7,232,665
Class C — Shares outstanding ($.01 par value)	750,592
Net asset value per share: Class E (#)	$9.67
Class E — Net assets	$23,602,355
Class E — Shares outstanding ($.01 par value)	2,440,507
Net asset value per share: Class S (#)	$9.68
Class S — Net assets	$552,190,370
Class S — Shares outstanding ($.01 par value)	57,046,386
Net asset value per share: Class Y(#)	$9.68
Class Y — Net assets	$259,485,888
Class Y — Shares outstanding ($.01 par value)	26,792,604
Amounts in thousands
(^) Foreign currency holdings - cost	$1,925
(x) Premiums received on options written	$1,154
(*) Securities on loan included in investments	$1,587
(+) Credit default swap contracts - premiums paid (received)	$2,782
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$59,336

(a) Cash Collateral for Futures	$5,300
(b) Cash Collateral for Swaps	$3,100
(c) Due to Broker for Swaps	$4,056
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Income Fund 689

Russell Investment Company
Russell Multi-Strategy Income Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Dividends	$4,719
Dividends from affiliated Russell funds	222
Interest	14,326
Securities lending income(net)	1
Less foreign taxes withheld	(303)
Total investment income	18,965

Expenses
Advisory fees	3,023
Administrative fees	195
Custodian fees	427
Distribution fees - Class A	16
Distribution fees - Class C	36
Transfer agent fees - Class A	13
Transfer agent fees - Class C	10
Transfer agent fees - Class E	23
Transfer agent fees - Class S .	549
Transfer agent fees - Class Y	5
Professional fees	95
Registration fees	100
Shareholder servicing fees - Class C	12
Shareholder servicing fees - Class E	29
Trustees’ fees	12
Printing fees	32
Offering fees	58
Miscellaneous	49
Expenses before reductions	4,684
Expense reductions	(1,371)
Net expenses	3,313
Net investment income (loss)	15,652

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	(9,789)
Futures contracts	661
Options written	834
Credit default swap contracts	910
Foreign currency-related transactions	265
Net realized gain (loss)	(7,119)
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	8,663
Futures contracts	(29)
Options written	520
Credit default swap contracts	(314)
Foreign currency-related transactions	508
Net change in unrealized appreciation (depreciation)	9,348
Net realized and unrealized gain (loss)	2,229
Net Increase (Decrease) in Net Assets from Operations	$17,881

See accompanying notes which are an integral part of the financial statements.

690 Russell Multi-Strategy Income Fund

Russell Investment Company
Russell Multi-Strategy Income Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015 (1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,652	$4,828
Net realized gain (loss)	(7,119)	(2,287)
Net change in unrealized appreciation (depreciation)	9,348	(10,916)
Net increase (decrease) in net assets from operations	17,881	(8,375)

Distributions
From net investment income
Class A	(219)	(31)
Class C	(139)	(22)
Class E .	(345)	(69)
Class S	(8,900)	(2,412)
Class Y	(4,719)	(1,619)
Net decrease in net assets from distributions	(14,322)	(4,153)

Share Transactions*
Net increase (decrease) in net assets from share transactions	573,338	288,195
Total Net Increase (Decrease) in Net Assets	576,897	275,667

Net Assets
Beginning of period	275,667	—
End of period	$852,564	$275,667
Undistributed (overdistributed) net investment income included in net assets	$2,183	$285

(1) For the period May 4, 2015 (commencement of operations) to October 31, 2015.

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Income Fund 691

Russell Investment Company
Russell Multi-Strategy Income Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015	(1)
	Shares	Dollars	Shares		Dollars

Class A
Proceeds from shares sold	826	$7,810	349		$3,391
Proceeds from reinvestment of distributions	21	199	3		27
Payments for shares redeemed	(110)	(1,039)	(49)		(466)
Net increase (decrease)	737	6,970	303		2,952
Class C
Proceeds from shares sold	540	5,100	295		2,871
Proceeds from reinvestment of distributions	14	136	2		21
Payments for shares redeemed	(62)	(589)	(39)		(379)
Net increase (decrease)	492	4,647	258		2,513
Class E
Proceeds from shares sold	1,980	19,092	785		7,422
Proceeds from reinvestment of distributions	36	345	7		69
Payments for shares redeemed	(330)	(3,155)	(38)		(361)
Net increase (decrease)	1,686	16,282	754		7,130
Class S
Proceeds from shares sold	48,360	464,565	19,539		193,959
Proceeds from reinvestment of distributions	936	8,874	255		2,407
Payments for shares redeemed	(9,363)	(89,008)	(2,680)		(25,926)
Net increase (decrease)	39,933	384,431	17,114		170,440
Class Y
Proceeds from shares sold	18,832	184,667	11,736		117,289
Proceeds from reinvestment of distributions	499	4,719	172		1,620
Payments for shares redeemed	(3,022)	(28,378)	(1,424)		(13,749)
Net increase (decrease)	16,309	161,008	10,484		105,160
Total increase (decrease)	59,157	$573,338	28,913		$288,195

(1)     For the period May 4, 2015 (commencement of operations) to October 31, 2015.

See accompanying notes which are an integral part of the financial statements.

692 Russell Multi-Strategy Income Fund

Russell Investment Company
Russell Multi-Strategy Income Fund

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	$
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Total Distributions
Class A
October 31, 2016	9.52	.35	.12	.47	(.33)	(.33)
October 31, 2015(6)	10.00	.16	(.50)	(.34)	(.14)	(.14)

Class C
October 31, 2016	9.51	.27	.13	.40	(.27)	(.27)
October 31, 2015(6)	10.00	.12	(.49)	(.37)	(.12)	(.12)

Class E
October 31, 2016	9.53	.34	.13	.47	(.33)	(.33)
October 31, 2015(6)	10.00	.15	(.48)	(.33)	(.14)	(.14)

Class S
October 31, 2016	9.53	.36	.14	.50	(.35)	(.35)
October 31, 2015(6)	10.00	.17	(.50)	(.33)	(.14)	(.14)

Class Y
October 31, 2016	9.54	.39	.12	.51	(.37)	(.37)
October 31, 2015(6)	10.00	.18	(.49)	(.31)	(.15)	(.15)

See accompanying notes which are an integral part of the financial statements.

693 Russell Multi-Strategy Income Fund

			%	%	%
$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

9.66	5.08	10,052	1.44	1.10	3.70	67
9.52	(3.40)	2,887	1.44	1.10	3.35	38

9.64	4.34	7,233	2.19	1.85	2.92	67
9.51	(3.71)	2,456	2.19	1.85	2.59	38

9.67	5.06	23,603	1.44	1.10	3.57	67
9.53	(3.25)	7,187	1.43	1.10	3.31	38

9.68	5.43	552,190	1.19	.85	3.81	67
9.53	(3.27)	163,159	1.18	.85	3.50	38

9.68	5.51	259,486	1.00	.65	4.16	67
9.54	(3.09)	99,978.98		.65	3.56	38

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Income Fund 694

Russell Investment Company
Russell Multi-Strategy Income Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Advisory fees	$288,832
Administration fees	34,962
Distribution fees	6,747
Shareholder servicing fees	6,534
Transfer agent fees	101,284
Trustee fees	2,412
$440,771

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
Russell U.S. Cash Collateral Fund	$—	$5,078	$3,423	$—	$—	$1,655	$1	$—
Russell U.S. Cash Management Fund	22,662	1,005,936	970,933	8	8	57,681	222	—
	$22,662	$1,011,014	$974,356	$8	$8	$59,336	$223	$—

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$853,020,568
Unrealized Appreciation	$19,499,260
Unrealized Depreciation	(24,075,526)
Net Unrealized Appreciation (Depreciation)	$(4,576,266)
Undistributed Ordinary Income	$2,675,830
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$(6,588,266)
Tax Composition of Distributions
Ordinary Income	$14,322,047

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transactions, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$568
Accumulated net realized gain (loss)	(302)
Additional paid-in capital	(266)

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Income Fund 695

Russell Investment Company
Russell Strategic Call Overwriting Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

Russell Strategic Call Overwriting Fund - Class S			CBOE S&P 500® BuyWrite Index**
	Total			Total
	Return			Return
1 Year	5.07%		1 Year	4.27%
Inception*	5.10	%§	Inception*	6.23	%§

			S&P 500® Index***
				Total
				Return
			1 Year	4.51%
			Inception*	12.69	%§

696 Russell Strategic Call Overwriting Fund

Russell Investment Company
Russell Strategic Call Overwriting Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

What is the Fund’s investment objective?	to the benchmark and is designed to adapt to market and volatility
The Russell Strategic Call Overwriting Fund (the “Fund”) seeks to	moves relative to a static, monthly option buy write approach.
provide total return with lower volatility than U.S. equity markets.	Because of this, the Fund takes directional views based on
momentum and statistically overbought or oversold conditions.
How did the Fund perform relative to its benchmark for the	The Fund does so by utilizing weekly, bi-weekly and monthly
fiscal year ended October 31, 2016?	options that are slightly in-the-money to slightly out-of-the-
For the fiscal year ended October 31, 2016, the Fund’s Class S	money.
Shares gained 5.07%. This is compared to the Fund’s benchmark,	During the fiscal year, the Fund took option positions which
the CBOE S&P 500® BuyWrite Index, which gained 4.27%	often allowed for more upside than the benchmark due to their
during the same period. The Fund’s performance includes	higher strike prices. Occasional defensive positions (which
operating expenses, whereas index returns are unmanaged and	were characterized as options with lower strike prices than the
do not include expenses of any kind.	benchmark) indicated by the Fund’s quantitative model were
For the fiscal year ended October 31, 2016, the Morningstar®	short lived. Market rallies were swift during the period, which is
Option Writing Category, a group of funds that Morningstar	historically out of the ordinary. These factors contributed to the
considers to have investment strategies similar to those of the	Fund outperforming its benchmark during the fiscal year.
Fund, gained 1.42%. This result serves as a peer comparison and
is expressed net of operating expenses.	Describe any changes to the Fund’s structure.
There were no changes to the Fund’s structure during the fiscal
How did the market conditions described in the Market	year.
Summary report affect the Fund’s performance?
Fund performance was positively impacted by the increased	The views expressed in this report reflect those of the
level of market volatility experienced in 2016, as the Fund’s call	portfolio managers only through the end of the period
overwriting program seeks to benefit from mispricings based upon	covered by the report. These views do not necessarily
market anticipated volatility and realized volatility.	represent the views of RIM, or any other person in RIM or
any other affiliated organization. These views are subject
How did the investment strategies and techniques employed	to change at any time based upon market conditions or
by the Fund and its money managers affect its benchmark-	other events, and RIM disclaims any responsibility to
relative performance?	update the views contained herein. These views should not
The Fund seeks to be less time and path dependent relative to the	be relied on as investment advice and, because investment
buy write approach of the Fund’s benchmark, which only trades	decisions for a Russell Investment Company (“RIC”) Fund
options once per month. The Fund seeks a smoother overwriting	are based on numerous factors, should not be relied on as
profile through a more diversified option tenor selection relative	an indication of investment decisions of any RIC Fund.

* Assumes initial investment on August 15, 2012.

** CBOE S&P 500® BuyWrite Index is a passive total return index based on (1) buying an S&P® stock index portfolio, and (2) “writing” (or selling) the near-term
S&P 500 Index “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written.

*** The Standard & Poor’s 500® Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation to best capture the price performance of a large cross-section of the U.S. publicly traded stock market. The index is structured to approximate the general distribution of industries in the U.S.
economy.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

Russell Strategic Call Overwriting Fund 697

Russell Investment Company
Russell Strategic Call Overwriting Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; and other Fund expenses. The Example is			Hypothetical
intended to help you understand your ongoing costs (in dollars)			Performance (5%
of investing in the Fund and to compare these costs with the		Actual	return before
ongoing costs of investing in other mutual funds. The Example	Class S	Performance	expenses)
Beginning Account Value
is based on an investment of $1,000 invested at the beginning of	May 1, 2016	$1,000.00	$1,000.00
the period and held for the entire period indicated, which for this	Ending Account Value
Fund is from May 1, 2016 to October 31, 2016.	October 31, 2016	$1,051.30	$1,020.26
	Expenses Paid During Period*	$5.00	$4.93
Actual Expenses
The information in the table under the heading “Actual	* Expenses are equal to the Fund's annualized expense ratio of 0.97%
(representing the six month period annualized), multiplied by the average
Performance” provides information about actual account values	account value over the period, multiplied by 184/366 (to reflect the one-half
and actual expenses. You may use the information in this column,	year period). May reflect amounts waived and/or reimbursed. Without any
together with the amount you invested, to estimate the expenses	waivers and/or reimbursements, expenses would have been higher.
that you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

698 Russell Strategic Call Overwriting Fund

Russell Investment Company
Russell Strategic Call Overwriting Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
				Principal	Fair
	Principal	Fair		Amount ($) or	Value
Amount ($) or		Value		Shares	$
	Shares	$
Common Stocks - 94.5%			Starbucks Corp.	7,452	396
Consumer Discretionary - 13.5%			TEGNA, Inc.	1,865	37
Aaron's, Inc. Class A	815	20	Tempur Sealy International, Inc.(Æ)	219	12
Advance Auto Parts, Inc.	343	48	Tiffany & Co.	1,156	85
Amazon.com, Inc.(ì)(Æ)	1,685	1,331	Time Warner, Inc.	4,934	439
AMC Networks, Inc. Class A(Æ)	208	10	TJX Cos., Inc.	4,732	349
AutoNation, Inc.(Æ)	793	35	TripAdvisor, Inc.(Æ)	769	50
Best Buy Co., Inc.	2,196	85	Twenty-First Century Fox, Inc. Class A	10,120	266
CarMax, Inc.(Æ)	2,143	107	Urban Outfitters, Inc.(Æ)	1,573	53
Charter Communications, Inc. Class A(Æ)	215	54	Visteon Corp.	226	16
Comcast Corp. Class A(ì)	14,568	901	Wal-Mart Stores, Inc.(ì)	8,670	607
Costco Wholesale Corp.	2,784	412	Walt Disney Co. (The)(ì)	9,323	864
Dick's Sporting Goods, Inc.	336	19	Whirlpool Corp.	556	83
Dillard's, Inc. Class A	692	42	Williams-Sonoma, Inc.	266	12
Dollar General Corp.	2,083	144	Wyndham Worldwide Corp.	1,531	101
DR Horton, Inc.	2,712	78	Wynn Resorts, Ltd.	346	33
DSW, Inc. Class A	1,598	33			11,201
eBay, Inc.(Æ)	5,552	158
Expedia, Inc.	692	89	Consumer Staples - 8.4%
Fitbit, Inc. Class A(Æ)	1,100	15	Altria Group, Inc.(ì)	9,809	649
Ford Motor Co.	21,357	251	Bunge, Ltd.	647	40
Fortune Brands Home & Security, Inc.	621	34	Campbell Soup Co.	2,795	152
Fossil Group, Inc.(Æ)	1,030	28	Coca-Cola Co. (The)(ì)	16,565	702
GameStop Corp. Class A	1,714	41	Colgate-Palmolive Co.	5,464	390
Gannett Co., Inc.	932	7	Constellation Brands, Inc. Class A	748	125
Gap, Inc. (The)	962	27	CVS Health Corp.	6,712	564
Gentex Corp.	3,254	55	GNC Holdings, Inc. Class A	545	7
Goodyear Tire & Rubber Co. (The)	2,724	79	Herbalife, Ltd.(Æ)	359	22
GoPro, Inc. Class A(Æ)	2,433	31	Hormel Foods Corp.	4,652	179
Graham Holdings Co. Class B	55	26	Kimberly-Clark Corp.	2,584	296
H&R Block, Inc.	2,631	60	Kraft Heinz Co. (The)	3,305	294
Harman International Industries, Inc.	482	38	Molson Coors Brewing Co. Class B	1,487	154
Hasbro, Inc.	1,340	112	Mondelez International, Inc. Class A	9,898	445
Home Depot, Inc. (The)(ì)	8,950	1,092	Nu Skin Enterprises, Inc. Class A	284	18
Interpublic Group of Cos., Inc. (The)	1,780	40	PepsiCo, Inc.(ì)	9,278	995
J Alexander's Holdings, Inc.(Æ)	1	—	Philip Morris International, Inc.(ì)	6,587	635
JC Penney Co., Inc.(Æ)	10,549	91	Procter & Gamble Co. (The)(ì)	13,237	1,149
Kohl's Corp.	1,153	50	Safeway, Inc.(Æ)	4,648	2
Lamar Advertising Co. Class A(ö)	451	29	Tyson Foods, Inc. Class A	2,568	182
Lear Corp.	1,030	126			7,000
Leggett & Platt, Inc.	680	31
Lennar Corp. Class A	954	40	Energy - 6.3%
Liberty Interactive Corp. Class A(Æ)	1,594	30	Anadarko Petroleum Corp.	3,508	209
Liberty Ventures Class A(Æ)	226	9	Apache Corp.	2,959	176
Macy's, Inc.	1,319	48	Chesapeake Energy Corp.(Æ)	4,080	23
Madison Square Garden Co. (The) Class A(Æ)	107	18	Chevron Corp.(ì)	9,365	981
McDonald's Corp.	5,682	640	ConocoPhillips	8,741	380
Michael Kors Holdings, Ltd.(Æ)	852	43	Denbury Resources, Inc.(Æ)	5,120	12
MSG Networks, Inc.(Æ)	323	6	EQT Corp.	2,257	149
Netflix, Inc.(Æ)	2,569	321	Exxon Mobil Corp.(ì)	19,040	1,586
Newell Brands, Inc.	1,942	93	First Solar, Inc.(Æ)	501	20
News Corp. Class A	2,507	30	Halliburton Co.	7,112	327
Nike, Inc. Class B	8,514	427	Helmerich & Payne, Inc.	1,227	77
Penske Automotive Group, Inc.	414	19	HollyFrontier Corp.	948	24
PulteGroup, Inc.	2,943	55	Noble Corp. PLC	1,228	6
PVH Corp.	797	85	NOW, Inc.(Æ)	904	20
Sally Beauty Holdings, Inc.(Æ)	375	10	Occidental Petroleum Corp.	4,488	327
Scripps Networks Interactive, Inc. Class A	597	38	Rowan Cos. PLC Class A(Æ)	1,570	21
Signet Jewelers, Ltd.	338	27	Schlumberger, Ltd.(ì)	8,132	636
Skechers U.S.A., Inc. Class A(Æ)	475	10	SM Energy Co.	785	26
Staples, Inc.	2,745	20

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Call Overwriting Fund 699

Russell Investment Company
Russell Strategic Call Overwriting Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
Southwestern Energy Co.(Æ)	2,804	29	SL Green Realty Corp.(ö)	803	79
Superior Energy Services, Inc.(Æ)	1,913	27	Synovus Financial Corp.	1,170	39
Tesoro Corp.	1,113	95	TD Ameritrade Holding Corp.	4,432	152
Williams Cos., Inc. (The)	2,901	85	Torchmark Corp.	2,397	152
		5,236	Total System Services, Inc.	2,598	130
			Unum Group	5,074	180
Financial Services - 17.7%			US Bancorp	9,816	439
Affiliated Managers Group, Inc.(Æ)	867	115	Visa, Inc. Class A(ì)	12,100	998
Alliance Data Systems Corp.	375	77	Waddell & Reed Financial, Inc. Class A	2,936	46
American Express Co.(ì)	6,880	457	Weingarten Realty Investors(ö)	1,406	51
American International Group, Inc.	8,619	532	Wells Fargo & Co.(ì)	25,452	1,171
American Tower Corp.(ö)	1,802	211	Weyerhaeuser Co.(ö)	3,853	115
Apartment Investment & Management Co.			WR Berkley Corp.	1,829	105
Class A(ö)	2,311	102	XL Group, Ltd.	3,586	125
Assurant, Inc.	1,255	101	Zions Bancorporation	4,152	134
Bank of America Corp.(ì)	47,474	783			14,664
Berkshire Hathaway, Inc. Class B(ì)(Æ)	9,794	1,413
CBL & Associates Properties, Inc.(ö)	1,254	13	Health Care - 11.9%
CBRE Group, Inc. Class A(Æ)	2,909	75	Abbott Laboratories(ì)	7,702	302
Chimera Investment Corp.(ö)	445	7	AbbVie, Inc.(ì)	6,870	383
Cincinnati Financial Corp.	3,142	222	Aetna, Inc.	2,474	266
Citigroup, Inc.(ì)	12,560	617	Allscripts Healthcare Solutions, Inc.(Æ)	993	12
Comerica, Inc.	912	48	Amgen, Inc.(ì)	3,207	453
Credit Acceptance Corp.(Æ)	83	15	Baxter International, Inc.	3,771	179
Crown Castle International Corp.(ö)	1,419	129	Biogen, Inc.(Æ)	1,233	345
DDR Corp.(ö)	3,346	51	Bluebird Bio, Inc.(Æ)	618	30
Duke Realty Corp.(ö)	4,212	110	Bristol-Myers Squibb Co.	8,156	415
E*Trade Financial Corp.(Æ)	4,055	114	Bruker Corp.	746	15
Eaton Vance Corp.	3,867	136	Centene Corp.(Æ)	723	45
Equifax, Inc.	652	81	Community Health Systems, Inc.(Æ)	3,303	17
Federal Realty Investment Trust(ö)	676	98	Dentsply Sirona, Inc.	2,613	150
Federated Investors, Inc. Class B	2,001	54	Eli Lilly & Co.	5,710	422
Fidelity National Information Services, Inc.	1,695	125	Envision Healthcare Holdings, Inc.(Æ)	1,050	21
FNF Group	4,299	154	Express Scripts Holding Co.(Æ)	4,536	306
Genworth Financial, Inc. Class A(Æ)	4,514	19	Gilead Sciences, Inc.(ì)	5,828	429
Goldman Sachs Group, Inc. (The)	2,470	440	HCA Holdings, Inc.(Æ)	1,896	145
Huntington Bancshares, Inc.	11,657	124	Henry Schein, Inc.(Æ)	1,290	192
Intercontinental Exchange, Inc.	514	139	Hill-Rom Holdings, Inc.	428	24
JPMorgan Chase & Co.(ì)	17,526	1,214	IDEXX Laboratories, Inc.(Æ)	1,224	131
Kilroy Realty Corp.(ö)	1,430	103	Incyte Corp.(Æ)	500	44
Legg Mason, Inc.	2,165	62	Johnson & Johnson(ì)	11,765	1,365
LendingClub Corp.(Æ)	5,146	25	Medtronic PLC	7,884	647
Leucadia National Corp.	2,584	48	Merck & Co., Inc.(ì)	15,711	923
Lincoln National Corp.	2,048	101	Patterson Cos., Inc.	1,312	56
Macerich Co. (The)(ö)	665	47	PerkinElmer, Inc.	2,078	106
Mastercard, Inc. Class A	6,458	691	Pfizer, Inc.(ì)	33,045	1,048
MetLife, Inc.	6,203	291	Puma Biotechnology, Inc.(Æ)	966	37
Nasdaq, Inc.	2,333	149	Quorum Health Corp.(Æ)	1,532	6
Navient Corp.	1,457	19	Regeneron Pharmaceuticals, Inc.(Æ)	412	142
NorthStar Realty Europe Corp.(ö)	2,721	27	ResMed, Inc.	905	54
Old Republic International Corp.	1,160	20	Shire PLC - ADR	558	94
PayPal Holdings, Inc.(Æ)	5,552	231	United Therapeutics Corp.(Æ)	369	44
People's United Financial, Inc.	6,598	107	UnitedHealth Group, Inc.(ì)	6,346	897
Public Storage(ö)	857	183	Varian Medical Systems, Inc.(Æ)	1,286	117
Raymond James Financial, Inc.	1,908	115			9,862
Realty Income Corp.(ö)	1,064	63
RenaissanceRe Holdings, Ltd.	1,137	141	Materials and Processing - 3.0%
Santander Consumer USA Holdings, Inc.(Æ)	1,220	15	AdvanSix, Inc.(Æ)	205	3
SEI Investments Co.	2,715	120	Albemarle Corp.	1,165	97
Simon Property Group, Inc.(ö)	2,224	414	Ball Corp.	1,447	112

See accompanying notes which are an integral part of the financial statements.

700 Russell Strategic Call Overwriting Fund

Russell Investment Company
Russell Strategic Call Overwriting Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Bemis Co., Inc.	1,486	72	Southwest Airlines Co.	2,791	112
Cabot Corp.	555	29	Spirit Airlines, Inc.(Æ)	374	18
Domtar Corp.	658	24	SPX Corp.(Æ)	1,176	22
Dow Chemical Co. (The)	6,661	358	SPX FLOW, Inc.(Æ)	525	13
EI du Pont de Nemours & Co.	5,336	367	Square, Inc. Class A(Æ)	1,552	17
FMC Corp.	1,114	52	Textron, Inc.	2,068	83
Freeport-McMoRan, Inc.(Æ)	6,395	72	TopBuild Corp.(Æ)	334	10
Huntsman Corp.	1,323	22	TransDigm Group, Inc.	332	90
Ingevity Corp.(Æ)	251	10	Trimble, Inc.(Æ)	1,732	48
International Flavors & Fragrances, Inc.	520	68	Triumph Group, Inc.	473	11
Masco Corp.	3,011	93	Union Pacific Corp.(ì)	6,272	553
Monsanto Co.	3,444	347	United Parcel Service, Inc. Class B	5,059	545
Newmont Mining Corp.	2,293	85	United Technologies Corp.	5,341	546
Owens-Illinois, Inc.(Æ)	1,379	27	Waters Corp.(Æ)	1,344	187
Packaging Corp. of America	995	82	WESCO International, Inc.(Æ)	875	47
Platform Specialty Products Corp.(Æ)	1,793	13	Xylem, Inc.	2,411	117
Praxair, Inc.	1,988	233			8,837
Reliance Steel & Aluminum Co.	589	41
Sealed Air Corp.	2,145	98	Technology - 18.2%
Steel Dynamics, Inc.	1,639	45	Akamai Technologies, Inc.(Æ)	1,200	83
Vulcan Materials Co.	817	92	Alphabet, Inc. Class A(ì)(Æ)	1,249	1,012
WestRock Co.	1,507	70	Alphabet, Inc. Class C(ì)(Æ)	1,305	1,024
		2,512	Ansys, Inc.(Æ)	309	28
			Apple, Inc.(ì)	25,098	2,850
Producer Durables - 10.6%			Avnet, Inc.	1,478	62
3M Co.(ì)	4,400	727	Broadcom, Ltd.	1,576	268
Accenture PLC Class A	3,500	407	Cadence Design Systems, Inc.(Æ)	4,432	113
AECOM(Æ)	197	6	Cisco Systems, Inc.(ì)	26,614	816
AGCO Corp.	898	46	CommerceHub, Inc.(Æ)	67	1
Allison Transmission Holdings, Inc. Class A	500	15	Computer Sciences Corp.	949	52
Ametek, Inc.	1,190	53	CSRA, Inc.	949	24
Avery Dennison Corp.	1,187	83	Electronic Arts, Inc.(Æ)	3,031	238
Boeing Co. (The)	4,507	642	Facebook, Inc. Class A(Æ)	9,756	1,278
Booz Allen Hamilton Holding Corp. Class A	1,211	37	Fortinet, Inc.(Æ)	757	24
Caterpillar, Inc.	4,132	345	Harris Corp.	882	79
Chicago Bridge & Iron Co.	461	15	Hewlett Packard Enterprise Co.	9,771	220
Cintas Corp.	713	76	HP, Inc.	9,771	142
Copa Holdings, SA Class A	503	46	IAC/InterActiveCorp(Æ)	410	26
Delta Air Lines, Inc.	3,588	150	Intel Corp.(ì)	20,083	700
Emerson Electric Co.	5,760	292	International Business Machines Corp.(ì)	3,758	578
Flir Systems, Inc.	1,971	65	Lam Research Corp.	1,621	157
Flowserve Corp.	2,221	94	Leidos Holdings, Inc.	900	37
GATX Corp.	511	22	Linear Technology Corp.	4,274	257
General Electric Co.(ì)	52,287	1,522	LinkedIn Corp. Class A(Æ)	183	35
Honeywell International, Inc.	5,132	563	Lumentum Holdings, Inc.(Æ)	793	27
IDEX Corp.	1,808	156	Marvell Technology Group, Ltd.	1,954	25
IHS Markit, Ltd.(Æ)	1,205	44	Maxim Integrated Products, Inc.	1,820	72
Jacobs Engineering Group, Inc.(Æ)	2,018	104	Microchip Technology, Inc.	2,564	155
JetBlue Airways Corp.(Æ)	786	14	Micron Technology, Inc.(Æ)	7,807	134
Joy Global, Inc.	2,203	61	Microsoft Corp.(ì)	37,691	2,258
Kennametal, Inc.	1,039	29	Oracle Corp.(ì)	20,062	771
L-3 Communications Holdings, Inc.	1,344	184	QUALCOMM, Inc.(ì)	9,016	620
Mettler-Toledo International, Inc.(Æ)	372	150	SBA Communications Corp. Class A(Æ)	1,097	124
Oshkosh Corp.	638	34	Skyworks Solutions, Inc.	909	70
Pitney Bowes, Inc.	2,023	36	Tableau Software, Inc. Class A(Æ)	330	16
Quanta Services, Inc.(Æ)	1,940	56	Teradyne, Inc.	2,531	59
Robert Half International, Inc.	1,651	62	Texas Instruments, Inc.	6,986	495
Rockwell Collins, Inc.	1,531	129	VeriSign, Inc.(Æ)	1,322	111
Ryder System, Inc.	494	34	VMware, Inc. Class A(Æ)	362	28
Snap-on, Inc.	769	119	Yelp, Inc. Class A(Æ)	592	19

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Call Overwriting Fund 701

Russell Investment Company
Russell Strategic Call Overwriting Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)					Amounts in thousands (except share amounts)
	Principal			Fair	Principal	Fair
	Amount ($) or			Value	Amount ($) or	Value
	Shares			$	Shares	$
Zynga, Inc. Class A(Æ)		1,760		5	Other Assets and Liabilities, Net
				15,093	- 2.2%	1,808
					Net Assets - 100.0%	83,048
Utilities - 4.9%
Ameren Corp.		3,981		199
American Electric Power Co., Inc.		4,308		279
AT&T, Inc.(ì)		26,151		962
Calpine Corp.(Æ)		2,233		26
CMS Energy Corp.		5,891		248
Duke Energy Corp.		5,607		449
Exelon Corp.		6,807		232
FirstEnergy Corp.		1,801		62
Frontier Communications Corp.		7,878		32
Hawaiian Electric Industries, Inc.		454		13
MDU Resources Group, Inc.		734		19
NiSource, Inc.		4,424		103
NRG Energy, Inc.		5,010		53
OGE Energy Corp.		508		16
Pinnacle West Capital Corp.		2,359		179
SCANA Corp.		2,626		193
Verizon Communications, Inc.(ì)		18,621		896
Westar Energy, Inc. Class A		1,532		88
				4,049

Total Common Stocks
(cost $52,782)				78,454

Options Purchased - 0.6%
(Number of Contracts)
SPX Volatility Index
Nov 2016 19.00 Call (220)	USD	418	(ÿ)	30
Dec 2016 21.00 Call (380)	USD	798	(ÿ)	53
Dec 2016 25.00 Call (175)	USD	438	(ÿ)	15
Dec 2016 30.00 Call (225)	USD	675	(ÿ)	11
Jan 2017 25.00 Call (105)	USD	263	(ÿ)	13
Jan 2017 30.00 Call (170)	USD	510	(ÿ)	13
Feb 2017 25.00 Call (140)	USD	350	(ÿ)	21
Feb 2017 30.00 Call (225)	USD	675	(ÿ)	20
Nov 2016 12.00 Put (375)	USD	450	(ÿ)	1
Nov 2016 15.00 Put (380)	USD	570	(ÿ)	24
Nov 2016 17.00 Put (275)	USD	468	(ÿ)	48
Nov 2016 20.00 Put (210)	USD	420	(ÿ)	82
Dec 2016 12.00 Put (280)	USD	336	(ÿ)	1
Dec 2016 16.00 Put (105)	USD	168	(ÿ)	14
Dec 2016 19.00 Put (145)	USD	276	(ÿ)	50
Dec 2016 20.00 Put (210)	USD	420	(ÿ)	87
Jan 2017 12.00 Put (280)	USD	336	(ÿ)	1
Jan 2017 13.00 Put (375)	USD	488	(ÿ)	5
Jan 2017 16.00 Put (140)	USD	224	(ÿ)	15
Total Options Purchased
(cost $619)				504

Short-Term Investments - 2.7%
Russell U.S. Cash Management Fund		2,282,137	(8)	2,282
Total Short-Term Investments
(cost $2,282)				2,282

Total Investments 97.8%
(identified cost $55,683)				81,240

See accompanying notes which are an integral part of the financial statements.

702 Russell Strategic Call Overwriting Fund

Russell Investment Company
Russell Strategic Call Overwriting Fund

Schedule of Investments, continued — October 31, 2016

Futures Contracts

Amounts in thousands (except contract amounts)
							Unrealized
							Appreciation
			Number of		Notional	Expiration	(Depreciation)
			Contracts		Amount	Date	$
Long Positions
S&P 500 E-Mini Index Futures			41	USD	4,346	12/16	(18)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							(18)

Options Written
Amounts in thousands (except contract amounts)
		Number of	Strike		Notional	Expiration	Fair Value
	Call/Put	Contracts	Price		Amount	Date	$
S&P 500 Index	Call	70	2,120.00	USD	14,840	11/04/16	(113)
S&P 500 Index	Call	70	2,140.00	USD	14,980	11/04/16	(38)
S&P 500 Index	Call	40	2,125.00	USD	8,500	11/11/16	(111)
S&P 500 Index	Call	30	2,130.00	USD	6,390	11/11/16	(74)
S&P 500 Index	Call	120	2,130.00	USD	25,560	11/18/16	(322)
S&P 500 Index	Call	40	2,120.00	USD	8,480	11/25/16	(140)
SPX Volatility Index	Call	220	16.00	USD	352	11/16/16	(51)
SPX Volatility Index	Call	380	18.00	USD	684	12/21/16	(78)
SPX Volatility Index	Call	400	40.00	USD	1,600	12/21/16	(7)
SPX Volatility Index	Call	275	40.00	USD	1,100	01/18/17	(8)
SPX Volatility Index	Call	365	40.00	USD	1,460	02/15/17	(15)
SPX Volatility Index	Put	485	14.00	USD	679	11/16/16	(12)
SPX Volatility Index	Put	355	14.00	USD	497	12/21/16	(14)
Total Liability for Options Written (premiums received $1,329)							(983)

Transactions in options written contracts for the period ended October 31, 2016 were as follows:
			Number of		Premiums
			Contracts		Received
Outstanding October 31, 2015				2,965	$1,561
Opened			111,501		40,800
Closed			(111,546)		(41,020)
Expired				(70)	(12)
Outstanding October 31, 2016				2,850	$1,329

Presentation of Portfolio Holdings
Amounts in thousands
	Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Common Stocks
Consumer Discretionary	$11,201	$—	$—	$—	$11,201	13.5
Consumer Staples	6,998	—	2	—	7,000	8.4
Energy	5,236	—	—	—	5,236	6.3
Financial Services	14,664	—	—	—	14,664	17.7
Health Care	9,862	—	—	—	9,862	11.9
Materials and Processing	2,512	—	—	—	2,512	3.0
Producer Durables	8,837	—	—	—	8,837	10.6
Technology	15,093	—	—	—	15,093	18.2
Utilities	4,049	—	—	—	4,049	4.9

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Call Overwriting Fund 703

Russell Investment Company
Russell Strategic Call Overwriting Fund

Schedule of Investments, continued — October 31, 2016

Presentation of Portfolio Holdings
Amounts in thousands
	Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Options Purchased	504	—	—	—	504	0.6
Short-Term Investments	—	—	—	2,282	2,282	2.7
Total Investments	78,956	—	2	2,282	81,240	97.8
Other Assets and Liabilities, Net						2.2
						100.0
Other Financial Instruments
Liabilities
Futures Contracts	(18)	—	—	—	(18)	(—)*
Options Written	(983)	—	—	—	(983)	(1.2)
Total Other Financial Instruments**	$(1,001)	$—	$—	$—	$(1,001)

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2016 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

704 Russell Strategic Call Overwriting Fund

Russell Investment Company
Russell Strategic Call Overwriting Fund

Fair Value of Derivative Instruments — October 31, 2016

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*	$504
Total	$504

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts**	$18
Options written, at fair value	983
Total	$1,001
Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments***	$(838)
Futures contracts	939
Options written	1,079
Total	$1,180

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments****	$28
Futures contracts	(595)
Options written	655
Total	$88

* Fair value of purchased options.
** Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
*** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
**** Includes net unrealized gain (loss) on purchased options as reported in the Schedule of Investments.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Call Overwriting Fund 705

Russell Investment Company
Russell Strategic Call Overwriting Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2016

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Options Purchased Contracts	Investments, at fair value	$504	$—	$504
Total Financial and Derivative Assets		504	—	504
Financial and Derivative Assets not subject to a netting agreement		(504)	—	(504)
Total Financial and Derivative Assets subject to a netting agreement		$—	$—	$—

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$8	$—	$8
Options Written Contracts	Options written, at fair value	983	—	983
Total Financial and Derivative Liabilities		991	—	991
Financial and Derivative Liabilities not subject to a netting agreement		(991)	—	(991)
Total Financial and Derivative Liabilities subject to a netting agreement		$—	$—	$—

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

706 Russell Strategic Call Overwriting Fund

Russell Investment Company
Russell Strategic Call Overwriting Fund

Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$55,683
Investments, at fair value(>)	81,240
Cash (restricted)(a)(b)	3,702
Receivables:
Dividends and interest	83
Dividends from affiliated Russell funds	1
Investments sold	148
Fund shares sold	12
Total assets	85,186

Liabilities
Payables:
Due to broker (c)	989
Fund shares redeemed	19
Accrued fees to affiliates	44
Other accrued expenses	95
Variation margin on futures contracts	8
Options written, at fair value(x)	983
Total liabilities	2,138

Net Assets	$83,048

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Call Overwriting Fund 707

Russell Investment Company
Russell Strategic Call Overwriting Fund

Statement of Assets and Liabilities, continued — October 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$29
Accumulated net realized gain (loss)	(12,989)
Unrealized appreciation (depreciation) on:
Investments	25,557
Futures contracts	(18)
Options written	346
Shares of beneficial interest	71
Additional paid-in capital	70,052
Net Assets	$83,048

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class S(#)	$11.75
Class S — Net assets	$83,048,028
Class S — Shares outstanding ($.01 par value)	7,066,662
Amounts in thousands
(x) Premiums received on options written	$1,329
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$2,282

(a) Cash Collateral for Futures	$250
(b) Cash Collateral for Options	$3,452
(c) Due to Broker for Options	$989

(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

708 Russell Strategic Call Overwriting Fund

Russell Investment Company
Russell Strategic Call Overwriting Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Dividends	$1,732
Dividends from affiliated Russell funds	16
Total investment income	1,748

Expenses
Advisory fees	663
Administrative fees	40
Custodian fees (1)	104
Transfer agent fees - Class S	166
Professional fees	62
Registration fees	31
Trustees’ fees	3
Printing fees	6
Miscellaneous	15
Expenses before reductions	1,090
Expense reductions	(286)
Net expenses	804
Net investment income (loss)	944

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	216
Futures contracts	939
Options written	1,079
Net realized gain (loss)	2,234
Net change in unrealized appreciation (depreciation) on:
Investments	918
Futures contracts	(595)
Options written	655
Net change in unrealized appreciation (depreciation)	978
Net realized and unrealized gain (loss)	3,212
Net Increase (Decrease) in Net Assets from Operations	$4,156

(1) Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 10 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Call Overwriting Fund 709

Russell Investment Company
Russell Strategic Call Overwriting Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$944	$762
Net realized gain (loss)	2,234	2,281
Net change in unrealized appreciation (depreciation)	978	2,024
Net increase (decrease) in net assets from operations	4,156	5,067

Distributions
From net investment income
Class S	(938)	(761)
Net decrease in net assets from distributions	(938)	(761)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(7,572)	(3,677)
Total Net Increase (Decrease) in Net Assets	(4,354)	629

Net Assets
Beginning of period	87,402	86,773
End of period	$83,048	$87,402
Undistributed (overdistributed) net investment income included in net assets	$29	$23

See accompanying notes which are an integral part of the financial statements.

710 Russell Strategic Call Overwriting Fund

Russell Investment Company
Russell Strategic Call Overwriting Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Class S
Proceeds from shares sold	732	$8,127	1,130	$12,343
Proceeds from reinvestment of distributions	83	938	69	758
Payments for shares redeemed	(1,482)	(16,637)	(1,526)	(16,778)
Total increase (decrease)	(667)	$(7,572)	(327)	$(3,677)

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Call Overwriting Fund 711

Russell Investment Company
Russell Strategic Call Overwriting Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain

Class S
October 31, 2016	11.30	.13	.45	.58	(.13)	—
October 31, 2015	10.77	.10	.53	.63	(.10)	—
October 31, 2014	10.64	.10	.13	.23	(.10)	—
October 31, 2013	10.06	.12	.65	.77	(.13)	(.06)
October 31, 2012(3)	10.00	.02	.05	.07	(.01)	—

See accompanying notes which are an integral part of the financial statements.

712 Russell Strategic Call Overwriting Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

(.13)	11.75	5.16	83,048	1.32	.97	1.14	4
(.10)	11.30	5.84	87,402	1.19	.97	.87	1
(.10)	10.77	2.13	86,773	1.19	.97	.88	5
(.19)	10.64	7.78	83,541	1.45	.97	1.11	3
(.01)	10.06	.68	59,941	1.88	.97	.73	—

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Call Overwriting Fund 713

Russell Investment Company
Russell Strategic Call Overwriting Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Advisory fees	$25,851
Administration fees	3,407
Transfer agent fees	14,095
Trustee fees	468
$43,821

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
Russell U.S. Cash Management Fund	$7,126	$17,024	$21,868	$—	$—	$2,282	$16	$—
	$7,126	$17,024	$21,868	$—	$—	$2,282	$16	$—

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$55,678,664
Unrealized Appreciation	$26,809,236
Unrealized Depreciation	(1,247,725)
Net Unrealized Appreciation (Depreciation)	$25,561,511
Undistributed Ordinary Income	$12,785
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$(12,659,049)
Tax Composition of Distributions
Ordinary Income	$938,532

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transaction, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets. At
October 31, 2016, there were no adjustments to the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

714 Russell Strategic Call Overwriting Fund

Russell Investment Company
Select U.S. Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

Select U.S. Equity Fund - Class R6‡			Select U.S. Equity Fund - Class Y
	Total			Total
	Return			Return
1 Year	4.78%		1 Year	4.70%
Inception*	6.17	%§	Inception*	6.14	%§

Select U.S. Equity Fund - Class S‡‡			Russell 1000® Index**
	Total			Total
	Return			Return
1 Year	4.61%		1 Year	4.26%
Inception*	6.00	%§	Inception*	6.23	%§

Select U.S. Equity Fund - Class T‡‡
	Total
	Return
1 Year	4.75%
Inception*	6.15	%§

Select U.S. Equity Fund 715

Russell Investment Company
Select U.S. Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

What is the Fund’s investment objective?	of the fiscal year were rewarded and RIM tactically neutralized
The Select U.S. Equity Fund (the “Fund”) seeks to provide long	the overweight positions to both energy and low beta stocks in the
term capital growth.	second half of the fiscal year as the valuations of other parts of the market had become significantly more attractive.
How did the Fund perform relative to its benchmark for the
fiscal year ended October 31, 2016?	How did the investment strategies and techniques employed
For the fiscal year ended October 31, 2016, the Fund’s Class	by the Fund and its money managers affect its benchmark-
R6, Class S, Class T and Class Y Shares gained 4.78%, 4.61%,	relative performance?
4.75% and 4.70%, respectively. This is compared to the Fund’s	Tilts away from the highest price-to-book stocks and the highest beta
benchmark, the Russell 1000® Index, which gained 4.26% during	stocks were rewarded for the year. Additionally, an underweight
the same period. The Fund’s performance includes operating	to stocks with zero dividend yield and an underweight to stocks
expenses, whereas index returns are unmanaged and do not	with the highest amounts of financial leverage (highest debt-to-
include expenses of any kind.	capital ratios) contributed positively to relative performance.
Industry positioning was rewarded, specifically underweights to
For the fiscal year ended October 31, 2016, the Morningstar®	biotech and airlines and an overweight to insurance. However,
Large Blend Category, a group of funds that Morningstar considers	an underweight to the internet software & services industry
to have investment strategies similar to those of the Fund, gained	detracted.
2.12%. This result serves as a peer comparison and is expressed
net of operating expenses.	During the period, RIM used index futures contracts to equitize the Fund’s cash. The decision to equitize cash was beneficial to
How did the market conditions described in the Market	Fund performance for the fiscal year as the market produced a
Summary report affect the Fund’s performance?	positive absolute return.
During the fiscal year, the U.S. large capitalization equity market
produced positive returns. Fund exposures included tilts toward	Describe any changes to the Fund’s structure.
value stocks with low price-to-earnings ratios and the financials	There were no significant changes to the Fund’s structure during
sector. The Fund began the fiscal year tilted toward lower beta	the fiscal year.
stocks (beta is a measure of a stock’s sensitivity to the direction	The views expressed in this report reflect those of the
of the market), financial services stocks, and energy stocks, but	portfolio managers only through the end of the period
was underweight to the real estate investment trust industry.	covered by the report. These views do not necessarily
Overall, the market conditions of the first half of the fiscal year	represent the views of RIM, or any other person in RIM or
had a positive effect on Fund performance considering the Fund’s	any other affiliated organization. These views are subject
slight defensive tilt as investors became concerned that the odds	to change at any time based upon market conditions or
of a recession may be increasing. However, RIM decreased the	other events, and RIM disclaims any responsibility to
Fund’s tilt toward defensive stocks as the year progressed and	update the views contained herein. These views should not
market conditions in the second half of the fiscal year became	be relied on as investment advice and, because investment
more favorable for higher beta stocks as expectations firmed-up	decisions for a Russell Investment Company (“RIC”) Fund
regarding the economic outlook and the timing of next interest rate	are based on numerous factors, should not be relied on as
increase. RIM’s factor and sector rotation was beneficial as tilts	an indication of investment decisions of any RIC Fund.
toward outperforming energy and low beta stocks in the first half

716 Select U.S. Equity Fund

Russell Investment Company
Select U.S. Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

^ In prior years, the performance of the Fund’s Class Y shares was used in the line graph. Class S Shares will have substantially similar annual returns as the
Class Y Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class Y Shares.

* Assumes initial investment on July 31, 2014.

** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

‡ The Fund first issued Class R6 Shares on March 1, 2016.  The returns shown for Class R6 Shares prior to that date are the returns of the Fund’s Class Y
Shares.  Class R6 Shares will have substantially similar annual returns as the Class Y Shares because the Shares of each Class are invested in the same portfolio of securities.  Annual returns for each Class will differ only to the extent that the Class R6 Shares do not have the same expenses as the Class Y Shares.

‡‡ The Fund first issued Class S and Class T Shares on January 2, 2015. The returns shown for Class S and Class T Shares prior to that date are the returns of the
Fund’s Class Y Shares. Class S and Class T Shares will have substantially similar annual returns as the Class Y Shares because the Shares of each Class are invested in the same portfolio of securities.  Annual returns for each Class will differ only to the extent that the Class S and Class T Shares do not have the same expenses as the Class Y Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

Select U.S. Equity Fund 717

Russell Investment Company
Select U.S. Equity Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.

administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class R6	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2016	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2016	$1,042.50	$1,023.23
May 1, 2016 to October 31, 2016.	Expenses Paid During Period*	$1.95	$1.93

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.38%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/366 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class S	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2016	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2016	$1,042.70	$1,022.37
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$2.82	$2.80
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 0.55%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class T	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2016	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2016	$1,042.40	$1,023.13
	Expenses Paid During Period*	$2.05	$2.03

* Expenses are equal to the Fund's annualized expense ratio of 0.40%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

718 Select U.S. Equity Fund

Russell Investment Company
Select U.S. Equity Fund

Shareholder Expense Example, continued — October 31, 2016 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,042.60	$1,023.38
Expenses Paid During Period*	$1.80	$1.78

* Expenses are equal to the Fund's annualized expense ratio of 0.35%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Select U.S. Equity Fund 719

Russell Investment Company
Select U.S. Equity Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
Common Stocks - 94.6%			Fortune Brands Home & Security, Inc.	2,332	127
Consumer Discretionary - 13.1%			Fossil Group, Inc.(Æ)	1,320	36
Aaron's, Inc. Class A	3,391	84	GameStop Corp. Class A	5,313	128
Advance Auto Parts, Inc.	3,162	443	Gannett Co., Inc.	5,905	46
Amazon.com, Inc.(Æ)	7,195	5,683	Gap, Inc. (The)	3,221	89
AMC Networks, Inc. Class A(Æ)	1,847	90	Garmin, Ltd.	9,803	474
Amerco, Inc.	388	125	General Motors Co.	74,278	2,347
American Eagle Outfitters, Inc.	2,033	35	Genesco, Inc.(Æ)	296	16
Aramark	2,052	76	Gentex Corp.	8,319	141
AutoNation, Inc.(Æ)	2,837	124	Genuine Parts Co.	7,922	718
AutoZone, Inc.(Æ)	1,606	1,192	Goodyear Tire & Rubber Co. (The)	19,937	579
Avis Budget Group, Inc.(Æ)	1,244	40	Graham Holdings Co. Class B	297	141
Bed Bath & Beyond, Inc.	6,644	269	Group 1 Automotive, Inc.	261	16
Belmond, Ltd. Class A(Æ)	1,328	17	Guess?, Inc.	986	13
Best Buy Co., Inc.	13,942	542	H&R Block, Inc.	1,859	43
BJ's Restaurants, Inc.(Æ)	309	11	Hanesbrands, Inc.	10,694	275
Bob Evans Farms, Inc.	333	14	Harley-Davidson, Inc.	2,955	169
BorgWarner, Inc.	1,178	42	Harman International Industries, Inc.	2,168	173
Brinker International, Inc.	3,937	194	Hasbro, Inc.	2,985	249
Brunswick Corp.	461	20	Helen of Troy, Ltd.(Æ)	276	23
Cabela's, Inc.(Æ)	2,424	149	Hilton Worldwide Holdings, Inc.	4,621	104
Cable One, Inc.	439	253	Home Depot, Inc. (The)	39,181	4,780
CalAtlantic Group, Inc.	865	28	Hyatt Hotels Corp. Class A(Æ)	2,172	110
CarMax, Inc.(Æ)	4,329	216	International Game Technology PLC	631	18
Carnival Corp.	23,715	1,164	International Speedway Corp. Class A	540	18
Carter's, Inc.	1,660	143	Interpublic Group of Cos., Inc. (The)	2,064	46
Cato Corp. (The) Class A	396	12	JC Penney Co., Inc.(Æ)	13,152	113
CBS Corp. Class B	7,581	429	John Wiley & Sons, Inc. Class A	3,769	194
Charter Communications, Inc. Class A(Æ)	3,912	978	KAR Auction Services, Inc.	5,384	229
Children's Place, Inc. (The)	331	25	Kate Spade & Co.(Æ)	1,777	30
Chipotle Mexican Grill, Inc. Class A(Æ)	279	101	Kohl's Corp.	3,677	161
Choice Hotels International, Inc.	1,766	86	L Brands, Inc.	3,866	279
Cinemark Holdings, Inc.	3,591	143	Lamar Advertising Co. Class A(ö)	1,086	69
Coach, Inc.	6,749	242	Las Vegas Sands Corp.	4,719	273
Comcast Corp. Class A	71,092	4,395	Lear Corp.	5,573	684
Cooper Tire & Rubber Co.	548	20	Leggett & Platt, Inc.	3,594	165
Costco Wholesale Corp.	13,779	2,038	Lennar Corp. Class A	8,823	368
Coty, Inc. Class A(Æ)	3,112	72	Liberty Broadband Corp. Class A(Æ)	197	13
Cracker Barrel Old Country Store, Inc.	112	15	Liberty Broadband Corp. Class C(Æ)	3,824	255
Dana, Inc.	917	14	Liberty Interactive Corp. Class A(Æ)	7,779	144
Darden Restaurants, Inc.	5,408	350	Liberty Media Corp.-Liberty Braves Class
Delphi Automotive PLC	5,231	340	A(Æ)	1,094	19
Dick's Sporting Goods, Inc.	2,971	165	Liberty Media Corp.-Liberty Braves Class
Dillard's, Inc. Class A	1,276	78	C(Æ)	491	8
DineEquity, Inc.	149	12	Liberty Media Corp.-Liberty SiriusXM Class
Discovery Communications, Inc. Class A(Æ)	3,071	80	C(Æ)	4,917	163
Discovery Communications, Inc. Class C(Æ)	5,114	128	Liberty Ventures Class A(Æ)	3,814	152
DISH Network Corp. Class A(Æ)	5,674	332	Lions Gate Entertainment Corp.(Æ)	1,131	23
Dollar General Corp.	11,244	777	Live Nation Entertainment, Inc.(Æ)	4,942	137
Dollar Tree, Inc.(Æ)	12,871	972	LKQ Corp.(Æ)	12,758	412
Domino's Pizza, Inc.	2,001	339	Lowe's Cos., Inc.	28,583	1,905
DR Horton, Inc.	13,152	379	lululemon athletica, Inc.(Æ)	2,488	142
DSW, Inc. Class A	3,658	76	Macy's, Inc.	3,809	139
Dunkin' Brands Group, Inc.	2,779	134	Madison Square Garden Co. (The) Class A(Æ)	1,453	240
eBay, Inc.(Æ)	39,898	1,138	Marriott International, Inc. Class A	3,579	246
Estee Lauder Cos., Inc. (The) Class A	11,906	1,037	Marriott Vacations Worldwide Corp.	314	20
Expedia, Inc.	3,547	458	Mattel, Inc.	15,111	476
Express, Inc.(Æ)	1,226	15	Matthews International Corp. Class A	415	25
Finish Line, Inc. (The) Class A	682	13	McDonald's Corp.	27,024	3,042
Foot Locker, Inc.	7,600	507	Media General, Inc.(Æ)	1,092	18
Ford Motor Co.	173,725	2,040	Meredith Corp.	445	20

See accompanying notes which are an integral part of the financial statements.

720 Select U.S. Equity Fund

Russell Investment Company
Select U.S. Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Meritage Homes Corp.(Æ)	448	14	Ulta Salon Cosmetics & Fragrance, Inc.(Æ)	2,117	515
MGM Resorts International(Æ)	16,560	433	Under Armour, Inc. Class A(Æ)	4,105	128
Michael Kors Holdings, Ltd.(Æ)	2,179	111	Under Armour, Inc. Class C(Æ)	4,134	107
Michaels Cos., Inc. (The)(Æ)	2,792	65	Urban Outfitters, Inc.(Æ)	2,993	100
Mohawk Industries, Inc.(Æ)	2,764	509	VF Corp.	15,880	861
Murphy USA, Inc.(Æ)	2,220	153	Viacom, Inc. Class B	12,475	469
Netflix, Inc.(Æ)	10,805	1,349	Vista Outdoor, Inc.(Æ)	1,515	59
New York Times Co. (The) Class A	1,463	16	WABCO Holdings, Inc.(Æ)	1,600	158
Newell Brands, Inc.	16,129	775	Wal-Mart Stores, Inc.	64,614	4,524
News Corp. Class A	24,001	291	Walt Disney Co. (The)	45,235	4,193
Nielsen Holdings PLC	3,956	178	Wendy's Co. (The)	5,007	54
Nike, Inc. Class B	45,270	2,272	Whirlpool Corp.	4,216	632
Nordstrom, Inc.	5,642	293	Williams-Sonoma, Inc.	674	31
Norwegian Cruise Line Holdings, Ltd.(Æ)	3,091	120	Wyndham Worldwide Corp.	713	47
NVR, Inc.(Æ)	135	206	Wynn Resorts, Ltd.	1,138	108
Office Depot, Inc.	19,687	62	Yum! Brands, Inc.	17,818	1,537
Omnicom Group, Inc.	10,446	834	Zillow Group, Inc.(Æ)	992	33
O'Reilly Automotive, Inc.(Æ)	4,973	1,315	Zillow Group, Inc. Class A(Æ)	496	16
Outfront Media, Inc.(ö)	1,765	38			91,532
Pandora Media, Inc.(Æ)	2,887	33
Panera Bread Co. Class A(Æ)	265	51	Consumer Staples - 7.0%
Penske Automotive Group, Inc.	1,399	63	Altria Group, Inc.	49,370	3,264
Polaris Industries, Inc.	2,371	182	Archer-Daniels-Midland Co.	26,723	1,164
Priceline Group, Inc. (The)(Æ)	1,034	1,524	Brown-Forman Corp. Class B - ADR	13,898	642
PulteGroup, Inc.	17,020	317	Bunge, Ltd.	6,111	379
PVH Corp.	3,332	356	Campbell Soup Co.	9,056	492
Ralph Lauren Corp. Class A	4,130	405	Church & Dwight Co., Inc.	13,232	639
Regal Entertainment Group Class A	3,078	66	Clorox Co. (The)	6,943	833
Ross Stores, Inc.	20,973	1,312	Coca-Cola Co. (The)	92,603	3,926
Royal Caribbean Cruises, Ltd.	9,317	716	Colgate-Palmolive Co.	20,540	1,466
Sally Beauty Holdings, Inc.(Æ)	9,521	247	ConAgra Foods, Inc.	4,033	194
Scholastic Corp.	450	17	Constellation Brands, Inc. Class A	3,407	569
Scripps Networks Interactive, Inc. Class A	5,293	341	Core-Mark Holding Co., Inc.	586	21
Service Corp. International	3,933	101	CVS Health Corp.	38,753	3,259
ServiceMaster Global Holdings, Inc.(Æ)	2,525	90	Dean Foods Co.	1,121	20
Signet Jewelers, Ltd.	1,068	87	Dr Pepper Snapple Group, Inc.	9,094	798
Sirius XM Holdings, Inc.	38,242	159	Energizer Holdings, Inc.(Æ)	378	28
Six Flags Entertainment Corp.	1,024	57	Flowers Foods, Inc.	7,852	122
Skechers U.S.A., Inc. Class A(Æ)	3,372	71	Fresh Del Monte Produce, Inc.	540	33
Staples, Inc.	40,234	298	General Mills, Inc.	20,227	1,254
Star Buffet, Inc. Class A(Æ)	1,315	41	Hain Celestial Group, Inc. (The)(Æ)	2,299	84
Starbucks Corp.	43,798	2,324	Herbalife, Ltd.(Æ)	827	50
Target Corp.	29,932	2,057	Hershey Co. (The)	7,349	753
TEGNA, Inc.	17,310	340	Hormel Foods Corp.	15,673	603
Tempur Sealy International, Inc.(Æ)	114	6	Ingredion, Inc.	4,259	559
Tesla Motors, Inc.(Æ)	1,204	238	JM Smucker Co. (The)	5,697	748
Thomson Reuters Corp.	15,879	626	Kellogg Co.	1,869	140
Thor Industries, Inc.	3,307	262	Kimberly-Clark Corp.	10,064	1,151
Tiffany & Co.	1,892	139	Kraft Heinz Co. (The)	7,999	712
Time Warner, Inc.	26,678	2,374	Kroger Co. (The)	38,397	1,190
TiVo Corp.(Æ)	2,303	46	McCormick & Co., Inc.	6,639	636
TJX Cos., Inc.	28,312	2,088	Mead Johnson Nutrition Co. Class A	3,098	232
Toll Brothers, Inc.(Æ)	7,709	212	Molson Coors Brewing Co. Class B	2,203	229
Tractor Supply Co.	4,816	302	Mondelez International, Inc. Class A	57,665	2,591
TRI Pointe Group, Inc.(Æ)	1,351	15	Monster Beverage Corp.(Æ)	603	87
Tribune Media Co. Class A	2,949	96	Nu Skin Enterprises, Inc. Class A	504	31
TripAdvisor, Inc.(Æ)	1,688	109	PepsiCo, Inc.	35,221	3,776
Tupperware Brands Corp.	708	42	Philip Morris International, Inc.	38,866	3,748
Twenty-First Century Fox, Inc. Class A	34,659	911	Pinnacle Foods, Inc.	6,289	323
Twenty-First Century Fox, Inc. Class B	10,149	268	Post Holdings, Inc.(Æ)	440	34

See accompanying notes which are an integral part of the financial statements.

Select U.S. Equity Fund 721

Russell Investment Company
Select U.S. Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Procter & Gamble Co. (The)	79,585	6,908	Tesoro Corp.	7,267	618
Reynolds American, Inc.	31,769	1,750	Valero Energy Corp.	27,350	1,620
Rite Aid Corp.(Æ)	19,919	134	Weatherford International PLC(Æ)	16,505	80
Safeway, Inc.(Æ)	4,520	2	Williams Cos., Inc. (The)	8,902	260
Seaboard Corp.(Æ)	4	14	World Fuel Services Corp.	3,557	143
Snyders-Lance, Inc.	664	24			45,864
SpartanNash Co.	641	18
SUPERVALU, Inc.(Æ)	2,110	9	Financial Services - 20.1%
Sysco Corp.	16,668	802	Acadia Realty Trust(ö)	782	26
TreeHouse Foods, Inc.(Æ)	303	27	Affiliated Managers Group, Inc.(Æ)	1,692	224
Tyson Foods, Inc. Class A	4,737	336	Aflac, Inc.	23,418	1,613
United Natural Foods, Inc.(Æ)	205	9	AGNC Investment Corp.(ö)	11,201	225
Universal Corp.	372	20	Alexander & Baldwin, Inc.	509	21
Walgreens Boots Alliance, Inc.	28,471	2,355	Alexandria Real Estate Equities, Inc.(ö)	901	97
WhiteWave Foods Co. (The) Class A(Æ)	321	17	Alleghany Corp.(Æ)	508	262
		49,205	Alliance Data Systems Corp.	210	43
			Allied World Assurance Co. Holdings AG	3,085	133
Energy - 6.6%			Allstate Corp. (The)	20,900	1,419
Anadarko Petroleum Corp.	14,936	888	Ally Financial, Inc.	10,011	181
Antero Resources Corp.(Æ)	3,139	83	American Campus Communities, Inc.(ö)	3,907	204
Apache Corp.	14,255	848	American Equity Investment Life Holding
Baker Hughes, Inc.	19,912	1,103	Co.	862	15
Cabot Oil & Gas Corp.	1,302	27	American Express Co.	26,995	1,793
Chevron Corp.	74,755	7,831	American Financial Group, Inc.	3,044	227
Cimarex Energy Co.	356	46	American Homes 4 Rent Class A(ö)	7,802	165
Concho Resources, Inc.(Æ)	509	65	American International Group, Inc.	42,906	2,647
ConocoPhillips	43,847	1,905	American Tower Corp.(ö)	10,108	1,185
Continental Resources, Inc.(Æ)	1,290	63	Ameriprise Financial, Inc.	2,766	245
Devon Energy Corp.	19,055	722	AmTrust Financial Services, Inc.	3,104	82
Diamond Offshore Drilling, Inc.(Æ)	2,936	48	Annaly Capital Management, Inc.(ö)	24,670	256
Energen Corp.(Æ)	2,834	142	Aon PLC	4,601	510
EOG Resources, Inc.	15,471	1,399	Arch Capital Group, Ltd.(Æ)	8,700	678
EQT Corp.	823	54	Argo Group International Holdings, Ltd.	452	25
Exxon Mobil Corp.	154,119	12,841	ARMOUR Residential REIT, Inc.(ö)	679	15
First Solar, Inc.(Æ)	2,169	88	Arthur J Gallagher & Co.	6,636	320
FMC Technologies, Inc.(Æ)	3,372	109	Aspen Insurance Holdings, Ltd.	5,583	269
Gulfport Energy Corp.(Æ)	3,498	84	Associated Banc-Corp.	6,655	135
Halliburton Co.	39,354	1,810	Assurant, Inc.	3,437	277
Helmerich & Payne, Inc.	3,950	249	Assured Guaranty, Ltd.	6,662	199
Hess Corp.	6,481	311	Astoria Financial Corp.	1,367	20
HollyFrontier Corp.	6,913	173	AvalonBay Communities, Inc.(ö)	2,678	458
Kinder Morgan, Inc.	76,818	1,569	Axis Capital Holdings, Ltd.	3,393	193
Marathon Oil Corp.	15,815	208	Banco Latinoamericano de Comercio Exterior
Marathon Petroleum Corp.	31,704	1,382	SA Class E	555	15
Murphy Oil Corp.	4,444	115	BancorpSouth, Inc.	1,136	27
National Oilwell Varco, Inc.	8,745	281	Bank of America Corp.	373,419	6,161
Newfield Exploration Co.(Æ)	4,602	187	Bank of Hawaii Corp.	1,565	118
Noble Energy, Inc.	10,040	346	Bank of New York Mellon Corp. (The)	49,948	2,161
Occidental Petroleum Corp.	23,318	1,700	BankUnited, Inc.	3,131	91
Oceaneering International, Inc.	4,009	95	BB&T Corp.	43,743	1,715
ONEOK, Inc.	1,140	55	Berkshire Hathaway, Inc. Class B(Æ)	74,729	10,783
PBF Energy, Inc. Class A	3,046	66	BlackRock, Inc. Class A	3,999	1,365
Phillips 66	27,397	2,223	BOK Financial Corp.	2,347	167
Pioneer Natural Resources Co.	746	134	Broadridge Financial Solutions, Inc.	8,702	563
Range Resources Corp.	2,341	79	Brown & Brown, Inc.	5,706	210
RPC, Inc.	5,838	101	Camden Property Trust(ö)	2,844	232
Schlumberger, Ltd.	36,686	2,870	Capital One Financial Corp.	22,025	1,631
SolarCity Corp.(Æ)	795	16	Capitol Federal Financial, Inc.	1,827	27
Spectra Energy Corp.	18,992	794	Capstead Mortgage Corp.(ö)	1,505	14
Targa Resources Corp.	749	33	Care Capital Properties, Inc.(ö)	1,488	40

See accompanying notes which are an integral part of the financial statements.

722 Select U.S. Equity Fund

Russell Investment Company
Select U.S. Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Cathay General Bancorp	936	28	First Financial Bankshares, Inc.	688	25
CBOE Holdings, Inc.	3,550	224	First Horizon National Corp.	7,257	112
CBRE Group, Inc. Class A(Æ)	8,855	228	First Industrial Realty Trust, Inc.(ö)	1,066	28
Charles Schwab Corp. (The)	32,747	1,038	First Midwest Bancorp, Inc.	1,101	21
Chemical Financial Corp.	595	26	First Republic Bank	8,275	616
Chesapeake Lodging Trust(ö)	620	13	Fiserv, Inc.(Æ)	8,523	839
Chimera Investment Corp.(ö)	2,908	46	FleetCor Technologies, Inc.(Æ)	1,314	230
Chubb, Ltd.	20,697	2,629	FNB Corp.	2,028	27
Cincinnati Financial Corp.	10,682	756	FNF Group	17,697	636
CIT Group, Inc.	6,189	225	Forest City Realty Trust, Inc. Class A(ö)	1,258	27
Citigroup, Inc.	110,330	5,423	Four Corners Property Trust, Inc.(ö)	2,462	49
Citizens Financial Group, Inc.	17,765	468	Franklin Resources, Inc.	23,511	791
CME Group, Inc. Class A	12,506	1,252	Franklin Street Properties Corp.(ö)	1,420	16
CNA Financial Corp.	1,478	54	General Growth Properties, Inc.(ö)	5,005	125
CNO Financial Group, Inc.	1,856	28	Genworth Financial, Inc. Class A(Æ)	15,346	64
Colony Capital, Inc. Class A(ö)	1,156	22	GEO Group, Inc. (The)(ö)	757	18
Columbia Banking System, Inc.	762	25	Glacier Bancorp, Inc.	943	27
Comerica, Inc.	7,161	373	Global Payments, Inc.	7,216	523
Commerce Bancshares, Inc.	5,924	295	Goldman Sachs Group, Inc. (The)	13,911	2,480
Communications Sales & Leasing, Inc.(ö)	5,405	154	Gramercy Property Trust(ö)	4,473	41
Community Bank System, Inc.	569	27	Hancock Holding Co.	934	31
CoreLogic, Inc.(Æ)	2,865	122	Hanover Insurance Group, Inc. (The)	193	15
Corrections Corp. of America(ö)	5,990	87	Hartford Financial Services Group, Inc.	8,131	359
Cousins Properties, Inc.(ö)	4,230	33	HCP, Inc.(ö)	10,636	364
Credit Acceptance Corp.(Æ)	361	66	Hersha Hospitality Trust Class A(ö)	682	12
Crown Castle International Corp.(ö)	844	77	Highwoods Properties, Inc.(ö)	867	43
CubeSmart(ö)	1,335	35	Hilltop Holdings, Inc.	990	24
Cullen/Frost Bankers, Inc.	4,929	375	Horace Mann Educators Corp.	597	21
CVB Financial Corp.	1,392	23	Hudson Pacific Properties, Inc.(ö)	674	23
CYS Investments, Inc.(ö)	2,020	17	Huntington Bancshares, Inc.	28,733	305
DCT Industrial Trust, Inc.(ö)	840	39	Iberiabank Corp.	383	25
DiamondRock Hospitality Co.(ö)	2,041	19	Independent Bank Corp.	450	25
Digital Realty Trust, Inc.(ö)	1,626	152	Interactive Brokers Group, Inc. Class A	2,147	71
Discover Financial Services	19,942	1,123	Intercontinental Exchange, Inc.	2,954	799
Dun & Bradstreet Corp. (The)	2,153	269	International Bancshares Corp.	728	22
E*Trade Financial Corp.(Æ)	8,634	243	Invesco Mortgage Capital, Inc.(ö)	1,371	20
East West Bancorp, Inc.	7,798	308	Invesco, Ltd.	2,885	81
Eaton Vance Corp.	1,852	65	Investors Bancorp, Inc.	3,202	39
Ecolab, Inc.	9,324	1,065	Jack Henry & Associates, Inc.	4,848	393
Education Realty Trust, Inc.(ö)	597	25	Janus Capital Group, Inc.	1,662	21
Endurance Specialty Holdings, Ltd.	4,910	451	Jones Lang LaSalle, Inc.	1,652	160
Enstar Group, Ltd.(Æ)	131	22	JPMorgan Chase & Co.	144,241	9,990
EPR Properties(ö)	579	42	Kemper Corp.	603	23
Equifax, Inc.	6,386	792	Kennedy-Wilson Holdings, Inc.	829	17
Equinix, Inc.(ö)	374	134	KeyCorp	43,861	619
Equity LifeStyle Properties, Inc. Class A(ö)	3,608	274	LaSalle Hotel Properties(ö)	1,054	25
Equity One, Inc.(ö)	804	23	Lazard, Ltd. Class A	3,221	117
Equity Residential(ö)	11,335	700	Legg Mason, Inc.	5,408	155
Erie Indemnity Co. Class A	2,560	262	Leucadia National Corp.	6,331	118
Essex Property Trust, Inc.(ö)	1,053	225	Lexington Realty Trust(ö)	2,197	22
EverBank Financial Corp.	1,053	20	Liberty Property Trust(ö)	2,597	105
Everest Re Group, Ltd.	2,745	559	Life Storage, Inc.(Æ)	196	16
Extra Space Storage, Inc.(ö)	7,797	570	Lincoln National Corp.	8,677	426
FactSet Research Systems, Inc.	587	91	Loews Corp.	10,662	459
Federal Realty Investment Trust(ö)	3,634	528	LPL Financial Holdings, Inc.	286	9
Federated Investors, Inc. Class B	5,832	157	LTC Properties, Inc.(ö)	471	24
Fidelity National Information Services, Inc.	7,239	535	M&T Bank Corp.	10,336	1,269
Fifth Third Bancorp	42,952	935	Macerich Co. (The)(ö)	1,826	129
First American Financial Corp.	1,062	41	Markel Corp.(Æ)	641	562
First Citizens BancShares, Inc. Class A	109	32	Marsh & McLennan Cos., Inc.	17,672	1,120

See accompanying notes which are an integral part of the financial statements.

Select U.S. Equity Fund 723

Russell Investment Company
Select U.S. Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value	Amount ($) or		Value
	Shares	$		Shares	$
Mastercard, Inc. Class A	27,817	2,977	Santander Consumer USA Holdings, Inc.(Æ)	3,537	43
MB Financial, Inc.	776	28	SEI Investments Co.	2,080	92
Medical Properties Trust, Inc.(ö)	2,166	30	Selective Insurance Group, Inc.	765	28
Mercury General Corp.	3,650	199	Senior Housing Properties Trust(ö)	7,976	170
MetLife, Inc.	32,974	1,548	Signature Bank(Æ)	2,635	318
MFA Financial, Inc.(ö)	27,903	204	Simon Property Group, Inc.(ö)	6,306	1,173
MGIC Investment Corp.(Æ)	2,152	18	SLM Corp.(Æ)	18,978	134
Moody's Corp.	6,798	683	South State Corp.	319	23
Morgan Stanley	51,841	1,740	Starwood Property Trust, Inc.(ö)	15,474	344
Morningstar, Inc.	1,951	138	State Street Corp.	17,678	1,241
MSCI, Inc. Class A	5,399	433	Sterling Bancorp	1,313	24
Nasdaq, Inc.	7,396	473	Stifel Financial Corp.(Æ)	658	26
National Retail Properties, Inc.(ö)	7,069	323	Sunstone Hotel Investors, Inc.(ö)	1,916	24
Nationstar Mortgage Holdings, Inc.(Æ)	2,378	36	SunTrust Banks, Inc.	28,800	1,303
Navient Corp.	12,390	158	SVB Financial Group(Æ)	1,630	199
NBT Bancorp, Inc.	773	26	Synchrony Financial	7,466	213
New Residential Investment Corp.(ö)	1,493	21	Synovus Financial Corp.	10,505	347
New York Community Bancorp, Inc.	14,119	203	T Rowe Price Group, Inc.	7,185	460
New York REIT, Inc.(ö)	1,827	17	Taubman Centers, Inc.(ö)	1,323	96
Northern Trust Corp.	8,006	580	TCF Financial Corp.	5,745	82
NorthStar Asset Management Group, Inc.	10,983	150	TD Ameritrade Holding Corp.	2,146	73
Northwest Bancshares, Inc.	1,613	25	Texas Capital Bancshares, Inc.(Æ)	453	27
Old National Bancorp	1,548	23	Torchmark Corp.	7,933	503
Old Republic International Corp.	5,837	98	Total System Services, Inc.	9,115	455
OneMain Holdings, Inc.(Æ)	1,626	46	Travelers Cos., Inc. (The)	20,917	2,263
PacWest Bancorp	4,606	200	Trustmark Corp.	912	25
Park National Corp.	220	21	Two Harbors Investment Corp.(ö)	5,058	42
Parkway, Inc.(Æ)(ö)	528	10	UDR, Inc.(ö)	3,169	111
PayPal Holdings, Inc.(Æ)	35,385	1,474	UMB Financial Corp.	464	29
Pebblebrook Hotel Trust(ö)	692	17	Umpqua Holdings Corp.	1,787	27
PennyMac Mortgage Investment Trust(ö)	903	14	Union Bankshares Corp.	835	23
People's United Financial, Inc.	9,668	157	United Bankshares, Inc.	765	29
Pinnacle Financial Partners, Inc.	468	24	Unum Group	3,799	134
PNC Financial Services Group, Inc. (The)	26,723	2,555	US Bancorp	72,671	3,253
Popular, Inc.	1,240	45	Validus Holdings, Ltd.	4,507	230
Post Properties, Inc.(ö)	2,886	190	Valley National Bancorp	2,670	26
Primerica, Inc.	565	31	Vantiv, Inc. Class A(Æ)	2,821	165
Principal Financial Group, Inc.	11,970	654	Ventas, Inc.(ö)	4,389	297
PrivateBancorp, Inc. Class A	676	31	Visa, Inc. Class A	56,579	4,668
ProAssurance Corp.	3,625	193	Voya Financial, Inc.	11,000	336
Progressive Corp. (The)	34,771	1,096	Waddell & Reed Financial, Inc. Class A	1,325	21
Prologis, Inc.(ö)	1,374	72	Washington Federal, Inc.	1,200	33
Prosperity Bancshares, Inc.	699	39	Washington Real Estate Investment Trust(ö)	802	24
Provident Financial Services, Inc.	1,032	23	Webster Financial Corp.	908	37
Prudential Financial, Inc.	16,753	1,421	Weingarten Realty Investors(ö)	4,799	174
PS Business Parks, Inc.(ö)	215	24	Wells Fargo & Co.	188,216	8,660
Public Storage(ö)	4,338	927	Welltower, Inc.(ö)	2,571	176
Radian Group, Inc.	1,459	20	WesBanco, Inc.	570	19
Ramco-Gershenson Properties Trust(ö)	1,033	18	Westamerica Bancorporation	444	22
Raymond James Financial, Inc.	7,736	465	Western Union Co. (The)	15,063	302
Rayonier, Inc.(ö)	3,305	89	WEX, Inc.(Æ)	159	17
Realogy Holdings Corp.	4,007	92	Weyerhaeuser Co.(ö)	8,768	262
Realty Income Corp.(ö)	13,035	772	White Mountains Insurance Group, Ltd.	286	237
Redwood Trust, Inc.(ö)	1,057	15	Wintrust Financial Corp.	546	29
Regions Financial Corp.	58,429	626	WR Berkley Corp.	6,936	396
Reinsurance Group of America, Inc. Class A	2,966	320	XL Group, Ltd.	17,232	598
RenaissanceRe Holdings, Ltd.	2,275	283	Zions Bancorporation	4,014	129
Retail Opportunity Investments Corp.(ö)	1,225	25			140,468
RLI Corp.	515	29
RLJ Lodging Trust(ö)	1,123	22

See accompanying notes which are an integral part of the financial statements.

724 Select U.S. Equity Fund

Russell Investment Company
Select U.S. Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Health Care - 12.4%			Intuitive Surgical, Inc.(Æ)	678	456
Abbott Laboratories	45,531	1,787	Ionis Pharmaceuticals, Inc.(Æ)	5,272	137
AbbVie, Inc.	30,256	1,688	Johnson & Johnson	100,886	11,702
Acadia Healthcare Co., Inc.(Æ)	652	23	Juno Therapeutics, Inc.(Æ)	1,815	44
Aetna, Inc.	19,761	2,121	Kindred Healthcare, Inc.	845	8
Agilent Technologies, Inc.	6,561	286	Laboratory Corp. of America Holdings(Æ)	7,972	999
Agios Pharmaceuticals, Inc.(Æ)	810	39	LifePoint Health, Inc.(Æ)	3,362	201
Akorn, Inc.(Æ)	1,963	47	Magellan Health, Inc.(Æ)	353	18
Alere, Inc.(Æ)	2,355	105	Mallinckrodt PLC(Æ)	2,586	153
Alexion Pharmaceuticals, Inc.(Æ)	4,040	527	McKesson Corp.	7,412	943
Align Technology, Inc.(Æ)	1,450	125	MEDNAX, Inc.(Æ)	1,719	105
Alkermes PLC(Æ)	4,069	205	Medtronic PLC	46,721	3,832
Allergan PLC(Æ)	10,001	2,090	Merck & Co., Inc.	91,876	5,395
Allscripts Healthcare Solutions, Inc.(Æ)	7,622	92	Mylan NV(Æ)	13,779	503
Alnylam Pharmaceuticals, Inc.(Æ)	2,423	86	OPKO Health, Inc.(Æ)	7,233	68
AmerisourceBergen Corp. Class A	3,657	257	Owens & Minor, Inc.	736	24
Amgen, Inc.	24,047	3,395	PAREXEL International Corp.(Æ)	261	15
Amsurg Corp. Class A(Æ)	422	25	Patterson Cos., Inc.	792	34
Analogic Corp.	203	17	PerkinElmer, Inc.	2,634	134
Anthem, Inc.	15,160	1,847	Perrigo Co. PLC	2,357	196
Baxter International, Inc.	23,187	1,103	Pfizer, Inc.	220,678	6,998
Becton Dickinson and Co.	8,484	1,425	Premier, Inc. Class A(Æ)	2,013	64
Biogen, Inc.(Æ)	4,654	1,304	Qiagen NV(Æ)	9,335	228
BioMarin Pharmaceutical, Inc.(Æ)	4,138	333	Quest Diagnostics, Inc.	10,533	858
Boston Scientific Corp.(Æ)	23,519	517	Quintiles IMS Holdings, Inc.(Æ)	3,238	232
Bristol-Myers Squibb Co.	45,562	2,320	Quorum Health Corp.(Æ)	1,047	4
Brookdale Senior Living, Inc. Class A(Æ)	1,153	17	Regeneron Pharmaceuticals, Inc.(Æ)	2,310	797
Bruker Corp.	1,963	40	ResMed, Inc.	7,778	465
Cardinal Health, Inc.	13,266	911	Seattle Genetics, Inc.(Æ)	549	28
Celgene Corp.(Æ)	13,748	1,405	St. Jude Medical, Inc.	6,944	541
Centene Corp.(Æ)	5,314	332	Stryker Corp.	14,357	1,656
Cerner Corp.(Æ)	12,687	743	Teleflex, Inc.	2,302	330
Charles River Laboratories International,			Tenet Healthcare Corp.(Æ)	527	10
Inc.(Æ)	1,349	102	Thermo Fisher Scientific, Inc.	14,553	2,140
Cigna Corp.	12,039	1,431	United Therapeutics Corp.(Æ)	2,260	271
Community Health Systems, Inc.(Æ)	4,191	22	UnitedHealth Group, Inc.	31,886	4,506
CONMED Corp.	388	16	Universal Health Services, Inc. Class B	2,739	331
Cooper Cos., Inc. (The)	2,645	466	Varian Medical Systems, Inc.(Æ)	5,253	477
CR Bard, Inc.	4,167	903	VCA, Inc.(Æ)	2,084	128
DaVita, Inc.(Æ)	1,048	61	Veeva Systems, Inc. Class A(Æ)	1,263	49
Dentsply Sirona, Inc.	15,459	890	Vertex Pharmaceuticals, Inc.(Æ)	4,930	374
DexCom, Inc.(Æ)	2,246	176	VWR Corp.(Æ)	2,823	78
Edwards Lifesciences Corp.(Æ)	5,516	525	West Pharmaceutical Services, Inc.	302	23
Eli Lilly & Co.	25,341	1,871	Zimmer Biomet Holdings, Inc.	4,875	514
Endo International PLC(Æ)	4,204	79	Zoetis, Inc. Class A	7,034	336
Envision Healthcare Holdings, Inc.(Æ)	1,438	28			86,557
Express Scripts Holding Co.(Æ)	21,234	1,431
Gilead Sciences, Inc.	29,308	2,158	Materials and Processing - 2.7%
HCA Holdings, Inc.(Æ)	17,316	1,325	Acuity Brands, Inc.	1,302	291
HealthSouth Corp.	482	19	AdvanSix, Inc.(Æ)	923	15
Henry Schein, Inc.(Æ)	6,277	937	Air Products & Chemicals, Inc.	9,620	1,283
Hill-Rom Holdings, Inc.	2,022	112	Albemarle Corp.	3,187	266
Hologic, Inc.(Æ)	6,607	238	AptarGroup, Inc.	2,086	149
Humana, Inc.	5,628	965	Arconic, Inc.	7,649	220
ICU Medical, Inc.(Æ)	207	29	Ashland Global Holdings, Inc.	2,354	263
IDEXX Laboratories, Inc.(Æ)	770	83	Axalta Coating Systems, Ltd.(Æ)	2,668	67
Illumina, Inc.(Æ)	4,327	589	Ball Corp.	3,539	273
Incyte Corp.(Æ)	4,786	416	Beacon Roofing Supply, Inc.(Æ)	625	26
Integer Holdings Corp.(Æ)	364	8	Bemis Co., Inc.	4,776	233
Intercept Pharmaceuticals, Inc.(Æ)	146	18	Berry Plastics Group, Inc.(Æ)	499	22
Intrexon Corp.(Æ)	1,625	42

See accompanying notes which are an integral part of the financial statements.

Select U.S. Equity Fund 725

Russell Investment Company
Select U.S. Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Cabot Corp.	1,250	65	WestRock Co.	6,094	281
CF Industries Holdings, Inc.	5,795	139	WR Grace & Co.	518	35
Commercial Metals Co.	1,400	22			19,141
Compass Minerals International, Inc.	1,934	139
Crown Holdings, Inc.(Æ)	518	28	Producer Durables - 10.8%
Domtar Corp.	3,581	129	3M Co.	17,942	2,966
Dow Chemical Co. (The)	34,203	1,840	AAR Corp.	570	18
Eagle Materials, Inc.	816	66	ABM Industries, Inc.	722	28
Eastman Chemical Co.	2,204	158	Accenture PLC Class A	20,444	2,376
EI du Pont de Nemours & Co.	16,504	1,135	Adient PLC(Æ)	3,608	164
Fastenal Co.	13,384	522	AECOM(Æ)	3,042	85
FMC Corp.	1,069	50	AGCO Corp.	1,114	57
Freeport-McMoRan, Inc.(Æ)	16,087	180	Air Lease Corp. Class A	3,433	104
Graphic Packaging Holding Co.	8,087	101	Aircastle, Ltd.	708	15
Hecla Mining Co.	4,958	30	Alaska Air Group, Inc.	7,948	574
Hexcel Corp.	8,716	396	Albany International Corp. Class A	427	17
Huntsman Corp.	3,469	59	Allegion PLC	1,017	65
International Flavors & Fragrances, Inc.	3,794	496	Allison Transmission Holdings, Inc. Class A	1,526	45
International Paper Co.	2,993	135	American Airlines Group, Inc.	11,448	465
ITT, Inc.	3,653	129	Ametek, Inc.	10,901	481
Lennox International, Inc.	1,125	164	AO Smith Corp.	3,204	145
LyondellBasell Industries Class A	11,536	918	Applied Industrial Technologies, Inc.	443	23
Martin Marietta Materials, Inc.	1,827	339	Atlas Air Worldwide Holdings, Inc.(Æ)	353	15
Masco Corp.	8,737	270	Automatic Data Processing, Inc.	13,235	1,152
Minerals Technologies, Inc.	332	22	Avery Dennison Corp.	3,600	251
Monsanto Co.	8,057	812	Babcock & Wilcox Co. (The) Class W(Æ)	3,631	142
Mosaic Co. (The)	8,368	197	Babcock & Wilcox Enterprises, Inc.(Æ)	4,164	66
Mueller Industries, Inc.	488	15	Barnes Group, Inc.	641	26
NewMarket Corp.	661	265	Boeing Co. (The)	14,944	2,128
Newmont Mining Corp.	9,212	341	Brady Corp. Class A	703	23
Nucor Corp.	5,958	291	Briggs & Stratton Corp.	795	15
Olin Corp.	927	20	Carlisle Cos., Inc.	3,407	357
Owens Corning	4,065	198	Caterpillar, Inc.	17,266	1,441
Owens-Illinois, Inc.(Æ)	2,544	49	CH Robinson Worldwide, Inc.	4,891	333
Packaging Corp. of America	1,845	152	Chicago Bridge & Iron Co.	3,489	112
PPG Industries, Inc.	8,406	783	Cintas Corp.	6,129	654
Praxair, Inc.	9,838	1,152	Clarcor, Inc.	252	16
Reliance Steel & Aluminum Co.	3,079	212	Clean Harbors, Inc.(Æ)	844	40
Royal Gold, Inc.	319	22	Colfax Corp.(Æ)	2,086	66
RPM International, Inc.	3,950	188	Convergys Corp.	1,180	34
Schweitzer-Mauduit International, Inc.	396	15	Copa Holdings SA Class A	932	86
Sealed Air Corp.	4,577	209	Copart, Inc.(Æ)	6,454	339
Sensient Technologies Corp.	501	37	CoStar Group, Inc.(Æ)	964	180
Sherwin-Williams Co. (The)	3,818	935	Covanta Holding Corp.	2,768	42
Silgan Holdings, Inc.	3,232	165	Crane Co.	1,929	131
Simpson Manufacturing Co., Inc.	556	24	CSX Corp.	35,333	1,078
Sonoco Products Co.	5,364	270	Cubic Corp.	329	14
Southern Copper Corp.	1,704	48	Cummins, Inc.	6,565	839
Steel Dynamics, Inc.	10,928	300	Curtiss-Wright Corp.	418	37
Tahoe Resources, Inc.	4,879	59	Danaher Corp.	21,589	1,696
Timken Co. (The)	3,435	113	Darling Ingredients, Inc.(Æ)	1,555	21
United States Steel Corp.	4,864	94	Deere & Co.	9,728	859
Universal Forest Products, Inc.	310	27	Delta Air Lines, Inc.	24,578	1,027
USG Corp.(Æ)	1,600	40	Deluxe Corp.	370	23
Valmont Industries, Inc.	1,665	213	Donaldson Co., Inc.	7,890	288
Valspar Corp.	2,236	223	Dover Corp.	7,034	471
Versum Materials, Inc.(Æ)	4,059	92	Eaton Corp. PLC	18,807	1,199
Vulcan Materials Co.	2,629	298	EMCOR Group, Inc.	715	43
Watsco, Inc.	2,102	288	Emerson Electric Co.	25,179	1,276
Westlake Chemical Corp.	739	38	EnerSys	431	28

See accompanying notes which are an integral part of the financial statements.

726 Select U.S. Equity Fund

Russell Investment Company
Select U.S. Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
ESCO Technologies, Inc.	446	20	PACCAR, Inc.	5,465	300
Essendant, Inc.(Æ)	529	8	Parker-Hannifin Corp.	3,426	421
Esterline Technologies Corp.(Æ)	316	23	Paychex, Inc.	9,557	528
Expeditors International of Washington, Inc.	4,418	227	Pentair PLC	2,300	127
Federal Signal Corp.	972	12	Pitney Bowes, Inc.	1,481	26
FedEx Corp.	6,022	1,050	Quanta Services, Inc.(Æ)	10,511	302
Flir Systems, Inc.	9,726	320	Raytheon Co.	13,795	1,885
Fluor Corp.	2,433	126	Regal Beloit Corp.	1,589	94
Fortive Corp.	12,112	618	Republic Services, Inc. Class A	10,953	576
FTI Consulting, Inc.(Æ)	490	19	Robert Half International, Inc.	6,798	254
GATX Corp.	521	23	Rockwell Automation, Inc.	2,433	291
General Dynamics Corp.	11,755	1,772	Rockwell Collins, Inc.	6,671	562
General Electric Co.	265,494	7,726	Rollins, Inc.	7,762	239
Genesee & Wyoming, Inc. Class A(Æ)	799	54	Roper Technologies, Inc.	4,536	786
Genpact, Ltd.(Æ)	11,557	266	RR Donnelley & Sons Co.	2,061	37
Graco, Inc.	3,536	265	Ryder System, Inc.	2,331	162
Granite Construction, Inc.	562	28	S&P Global, Inc.	3,757	458
HD Supply Holdings, Inc.(Æ)	7,172	237	Snap-on, Inc.	2,679	413
HEICO Corp.	281	19	Southwest Airlines Co.	17,945	719
Herc Holdings, Inc.(Æ)	1,479	44	Spirit AeroSystems Holdings, Inc. Class A	2,897	146
Hertz Global Holdings, Inc.(Æ)	4,438	147	Spirit Airlines, Inc.(Æ)	784	38
Honeywell International, Inc.	23,077	2,531	SPX FLOW, Inc.(Æ)	1,999	50
Hubbell, Inc. Class B	914	96	Stanley Black & Decker, Inc.	4,346	495
Huntington Ingalls Industries, Inc.	1,251	202	Stericycle, Inc.(Æ)	2,341	187
Huron Consulting Group, Inc.(Æ)	301	17	Sykes Enterprises, Inc.(Æ)	720	19
IDEX Corp.	3,721	322	Teledyne Technologies, Inc.(Æ)	324	35
Illinois Tool Works, Inc.	9,284	1,054	Terex Corp.	941	22
Jacobs Engineering Group, Inc.(Æ)	3,491	180	Tetra Tech, Inc.	835	32
JB Hunt Transport Services, Inc.	5,785	472	Textron, Inc.	9,801	393
JetBlue Airways Corp.(Æ)	15,142	265	TopBuild Corp.(Æ)	270	8
Johnson Controls International PLC	36,085	1,455	Toro Co. (The)	6,632	318
Kansas City Southern	4,088	359	TransDigm Group, Inc.	2,319	632
KBR, Inc.	6,008	89	Trinity Industries, Inc.	5,316	113
Keysight Technologies, Inc.(Æ)	2,835	93	UniFirst Corp.	190	23
Kirby Corp.(Æ)	4,932	291	Union Pacific Corp.	21,820	1,924
Korn/Ferry International	541	11	United Continental Holdings, Inc.(Æ)	9,270	521
L-3 Communications Holdings, Inc. Class 3	5,141	704	United Parcel Service, Inc. Class B	16,038	1,728
Landstar System, Inc.	1,527	109	United Rentals, Inc.(Æ)	781	59
Lexmark International, Inc. Class A	3,036	120	United Technologies Corp.	29,423	3,007
Lincoln Electric Holdings, Inc.	3,257	214	Verisk Analytics, Inc. Class A(Æ)	7,338	598
Lockheed Martin Corp.	6,959	1,715	Wabtec Corp.	4,265	330
LSC Communications, Inc.	773	19	Waste Management, Inc.	16,763	1,101
Macquarie Infrastructure Corp.	473	39	Waters Corp.(Æ)	4,241	590
Manitowoc Foodservice, Inc.(Æ)	2,169	33	Werner Enterprises, Inc.	578	14
ManpowerGroup, Inc.	1,867	143	WESCO International, Inc.(Æ)	797	43
Matson, Inc.	478	19	Woodward, Inc.	440	26
MAXIMUS, Inc.	283	15	WW Grainger, Inc.	3,595	748
Mettler-Toledo International, Inc.(Æ)	1,829	739	Xerox Corp.	32,459	317
Middleby Corp.(Æ)	640	72	XPO Logistics, Inc.(Æ)	454	15
Mobile Mini, Inc.	493	12	Xylem, Inc.	8,997	435
Moog, Inc. Class A(Æ)	416	24	Zebra Technologies Corp. Class A(Æ)	981	65
MSC Industrial Direct Co., Inc. Class A	3,218	234			75,152
National Instruments Corp.	2,557	72
Nordson Corp.	3,200	320	Technology - 16.6%
Norfolk Southern Corp.	12,944	1,204	Activision Blizzard, Inc.	19,891	859
Northrop Grumman Corp.	8,057	1,845	Adobe Systems, Inc.(Æ)	11,414	1,227
Old Dominion Freight Line, Inc.(Æ)	4,303	321	Akamai Technologies, Inc.(Æ)	5,018	349
Orbital ATK, Inc.	3,504	261	Alphabet, Inc. Class A(Æ)	10,173	8,239
Oshkosh Corp.	1,331	71	Alphabet, Inc. Class C(Æ)	6,018	4,721
OSI Systems, Inc.(Æ)	251	18	Amdocs, Ltd.	8,311	486

See accompanying notes which are an integral part of the financial statements.

Select U.S. Equity Fund 727

Russell Investment Company
Select U.S. Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Amphenol Corp. Class A	16,228	1,070	Jabil Circuit, Inc.	10,228	218
Analog Devices, Inc.	12,618	809	Juniper Networks, Inc.	14,089	371
Anixter International, Inc.(Æ)	254	17	KLA-Tencor Corp.	2,940	221
Ansys, Inc.(Æ)	5,654	516	Lam Research Corp.	5,374	521
Apple, Inc.	170,304	19,336	Leidos Holdings, Inc.	3,283	136
Applied Materials, Inc.	12,071	351	Linear Technology Corp.	8,886	534
ARRIS International PLC(Æ)	2,868	80	LinkedIn Corp. Class A(Æ)	906	172
Arrow Electronics, Inc.(Æ)	3,992	244	Manhattan Associates, Inc.(Æ)	328	17
Aspen Technology, Inc.(Æ)	446	22	Marvell Technology Group, Ltd.	21,033	274
Autodesk, Inc.(Æ)	1,942	140	Maxim Integrated Products, Inc.	4,110	163
Avnet, Inc.	6,255	262	Mentor Graphics Corp.	1,127	33
Benchmark Electronics, Inc.(Æ)	808	20	Microchip Technology, Inc.	4,246	257
Bio Techne Corp.	2,205	229	Micron Technology, Inc.(Æ)	35,077	602
Black Knight Financial Services, Inc. Class			Microsemi Corp.(Æ)	761	32
A(Æ)	2,131	84	Microsoft Corp.	252,531	15,132
Broadcom, Ltd.	7,510	1,279	MKS Instruments, Inc.	668	34
Brocade Communications Systems, Inc.	18,014	191	Motorola Solutions, Inc.	2,873	209
CA, Inc.	19,388	596	NCR Corp.(Æ)	7,718	271
CACI International, Inc. Class A(Æ)	283	28	NetApp, Inc.	10,523	357
Cadence Design Systems, Inc.(Æ)	3,992	102	NETGEAR, Inc.(Æ)	554	28
CDK Global Inc.	3,523	192	NetSuite, Inc.(Æ)	813	76
CDW Corp.	2,657	119	Nuance Communications, Inc.(Æ)	1,517	21
Cirrus Logic, Inc.(Æ)	595	32	NVIDIA Corp.	18,934	1,347
Cisco Systems, Inc.	215,742	6,619	ON Semiconductor Corp.(Æ)	14,903	174
Citrix Systems, Inc.(Æ)	2,620	222	Oracle Corp.	106,147	4,078
Cognex Corp.	2,796	144	Palo Alto Networks, Inc.(Æ)	1,538	237
Cognizant Technology Solutions Corp. Class			Plexus Corp.(Æ)	424	19
A(Æ)	15,119	776	PTC, Inc.(Æ)	1,378	65
Coherent, Inc.(Æ)	323	34	Qorvo, Inc.(Æ)	1,416	79
CommerceHub, Inc.(Æ)	762	11	QUALCOMM, Inc.	54,561	3,749
CommScope Holding Co., Inc.(Æ)	1,833	56	Rackspace Hosting, Inc.(Æ)	1,988	63
Computer Sciences Corp.	6,402	349	Red Hat, Inc.(Æ)	4,653	360
Corning, Inc.	60,762	1,380	Rogers Corp.(Æ)	228	12
Cree, Inc.(Æ)	4,666	104	Sabre Corp.	1,873	48
CSRA, Inc.	6,402	161	Salesforce.com, Inc.(Æ)	12,980	976
Cypress Semiconductor Corp.	8,377	84	Sanmina Corp.(Æ)	885	24
Dell Technologies, Inc. - VMware Inc Class			SBA Communications Corp. Class A(Æ)	1,522	172
V(Æ)	9,837	483	ScanSource, Inc.(Æ)	475	17
Diebold, Inc.	1,123	24	ServiceNow, Inc.(Æ)	4,463	392
DigitalGlobe, Inc.(Æ)	712	18	Skyworks Solutions, Inc.	5,728	441
Dolby Laboratories, Inc. Class A	5,101	243	Splunk, Inc.(Æ)	2,667	161
Donnelley Financial Solutions, Inc.(Æ)	773	17	SS&C Technologies Holdings, Inc.	5,198	166
EchoStar Corp. Class A(Æ)	1,406	66	Symantec Corp.	25,001	626
Electronic Arts, Inc.(Æ)	7,925	622	SYNNEX Corp.	314	32
Entegris, Inc.(Æ)	1,315	21	Synopsys, Inc.(Æ)	7,165	425
F5 Networks, Inc.(Æ)	1,078	149	Tableau Software, Inc. Class A(Æ)	658	32
Facebook, Inc. Class A(Æ)	58,966	7,724	Teradata Corp.(Æ)	4,895	132
FireEye, Inc.(Æ)	3,231	38	Teradyne, Inc.	5,489	128
Fortinet, Inc.(Æ)	3,096	99	Texas Instruments, Inc.	36,597	2,593
Gartner, Inc.(Æ)	2,372	204	Twitter, Inc.(Æ)	2,198	39
Groupon, Inc. Class A(Æ)	10,977	44	Tyler Technologies, Inc.(Æ)	140	22
Harris Corp.	2,083	186	Ultimate Software Group, Inc.(Æ)	742	157
Hewlett Packard Enterprise Co.	73,684	1,656	Veeco Instruments, Inc.(Æ)	540	12
HP, Inc.	109,349	1,584	Verint Systems, Inc.(Æ)	273	10
II-VI, Inc.(Æ)	939	26	VeriSign, Inc.(Æ)	1,938	163
Ingram Micro, Inc. Class A(Æ)	3,265	121	VMware, Inc. Class A(Æ)	1,228	97
Insight Enterprises, Inc.(Æ)	663	19	Western Digital Corp.	16,408	959
Intel Corp.	178,503	6,224	Workday, Inc. Class A(Æ)	979	85
International Business Machines Corp.	26,930	4,139	Xilinx, Inc.	6,603	336
Intuit, Inc.	10,550	1,147	Yahoo!, Inc.(Æ)	23,331	969
IPG Photonics Corp.(Æ)	834	81

See accompanying notes which are an integral part of the financial statements.

728 Select U.S. Equity Fund

Russell Investment Company
Select U.S. Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($) or	Value		Amount ($) or		Value
	Shares	$		Shares		$
Yelp, Inc. Class A(Æ)	1,086	35	South Jersey Industries, Inc.	826		25
Zynga, Inc. Class A(Æ)	21,456	60	Southern Co. (The)	26,082		1,345
		115,646	Southwest Gas Corp.	512		37
			Spire, Inc.	505		32
Utilities - 5.3%			Sprint Corp.(Æ)	24,933		154
AES Corp.	678	8	Talen Energy Corp.(Æ)	1,767		25
ALLETE, Inc.	504	31	Telephone & Data Systems, Inc.	5,211		135
Alliant Energy Corp.	6,968	265	T-Mobile US, Inc.(Æ)	16,022		797
Ameren Corp.	6,135	306	UGI Corp.	3,197		148
American Electric Power Co., Inc.	20,942	1,358	US Cellular Corp.(Æ)	2,005		70
American States Water Co.	511	20	Vectren Corp.	6,543		329
American Water Works Co., Inc.	9,195	681	Verizon Communications, Inc.	129,653		6,236
Aqua America, Inc.	8,922	274	WEC Energy Group, Inc.	11,209		669
AT&T, Inc.	231,088	8,502	Westar Energy, Inc. Class A	5,852		335
Atmos Energy Corp.	1,565	116	WGL Holdings, Inc.	557		35
Avangrid, Inc.	608	24	Xcel Energy, Inc.	21,309		885
Avista Corp.	726	30				37,148
Black Hills Corp.	519	32
California Water Service Group	731	23	Total Common Stocks
Calpine Corp.(Æ)	789	9	(cost $647,100)			660,713
CenterPoint Energy, Inc.	6,738	154

CenturyLink, Inc.	14,808	394	Short-Term Investments - 5.1%
Cheniere Energy, Inc.(Æ)	1,100	42	Russell U.S. Cash Management Fund	35,694,980	(8)	35,702
CMS Energy Corp.	7,994	337	Total Short-Term Investments
Consolidated Edison, Inc.	11,832	894
Dominion Resources, Inc.	7,870	592	(cost $35,695)			35,702
DTE Energy Co.	6,786	652
Duke Energy Corp.	17,463	1,397	Total Investments 99.7%
Dynegy, Inc. Class A(Æ)	1,034	11	(identified cost $682,795)			696,415
Edison International	5,953	437
El Paso Electric Co.	552	26	Other Assets and Liabilities, Net
Empire District Electric Co. (The)	698	24	- 0.3%			2,168
Entergy Corp.	4,371	322	Net Assets - 100.0%			698,583
Eversource Energy	9,612	529
Exelon Corp.	40,884	1,393
FirstEnergy Corp.	3,880	133
Frontier Communications Corp.	35,220	142
Hawaiian Electric Industries, Inc.	8,535	252
Idacorp, Inc.	525	41
Level 3 Communications, Inc.(Æ)	5,861	329
MDU Resources Group, Inc.	1,352	35
MGE Energy, Inc.	479	28
National Fuel Gas Co.	2,487	130
New Jersey Resources Corp.	930	32
NextEra Energy, Inc.	10,960	1,403
NiSource, Inc.	3,769	88
Northwest Natural Gas Co.	404	24
NorthWestern Corp.	524	30
NRG Energy, Inc.	3,145	33
OGE Energy Corp.	3,684	114
ONE Gas, Inc.	522	32
Otter Tail Corp.	564	20
PG&E Corp.	17,939	1,114
Pinnacle West Capital Corp.	2,104	160
PNM Resources, Inc.	918	30
Portland General Electric Co.	836	37
PPL Corp.	14,918	512
Public Service Enterprise Group, Inc.	14,304	602
SCANA Corp.	11,162	819
Sempra Energy	8,101	868

See accompanying notes which are an integral part of the financial statements.

Select U.S. Equity Fund 729

Russell Investment Company
Select U.S. Equity Fund

Schedule of Investments, continued — October 31, 2016

Futures Contracts
Amounts in thousands (except contract amounts)
							Unrealized
							Appreciation
			Number of	Notional		Expiration	(Depreciation)
			Contracts	Amount		Date	$
Long Positions
Russell 1000 Mini Index Futures			155	USD	18,195	12/16	(292)
S&P 500 E-Mini Index Futures			172	USD	18,233	12/16	(124)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							(416)

Presentation of Portfolio Holdings
Amounts in thousands
			Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)		Total	% of Net Assets
Common Stocks
Consumer Discretionary	$91,532	$—	$—		$—	$91,532	13.1
Consumer Staples	49,203	—	2		—	49,205	7.0
Energy	45,864	—	—		—	45,864	6.6
Financial Services	140,468	—	—		—	140,468	20.1
Health Care	86,557	—	—		—	86,557	12.4
Materials and Processing	19,141	—	—		—	19,141	2.7
Producer Durables	75,152	—	—		—	75,152	10.8
Technology	115,646	—	—		—	115,646	16.6
Utilities	37,148	—	—		—	37,148	5.3
Short-Term Investments	—	—	—		35,702	35,702	5.1
Total Investments	660,711	—	2		35,702	696,415	99.7
Other Assets and Liabilities, Net							0.3
							100.0
Other Financial Instruments

Liabilities
Futures Contracts	(416)	—	—		—	(416)	(0.1)
Total Other Financial Instruments*	$(416)	$—	$—		$—	$(416)

* Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2016 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

730 Select U.S. Equity Fund

Russell Investment Company
Select U.S. Equity Fund

Fair Value of Derivative Instruments — October 31, 2016

Amounts in thousands

		Equity
Derivatives not accounted for as hedging instruments		Contracts

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts**		$416

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$3,028	$—
Foreign currency-related transactions***	—	—*
Total	$3,028	$—

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(2,049)	$—

* Less than $500.
** Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
*** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Select U.S. Equity Fund 731

Russell Investment Company
Select U.S. Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2016

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$56	$—	$56
Total Financial and Derivative Liabilities		56	—	56
Financial and Derivative Liabilities not subject to a netting agreement		(56)	—	(56)
Total Financial and Derivative Liabilities subject to a netting agreement		$—	$—	$—

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

732 Select U.S. Equity Fund

Russell Investment Company
Select U.S. Equity Fund

Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$682,795
Investments, at fair value(>)	696,415
Cash (restricted)(a)	2,100
Foreign currency holdings(^)	62
Receivables:
Dividends and interest	809
Dividends from affiliated Russell funds	20
Fund shares sold	69
Prepaid expenses	1
Total assets	699,476

Liabilities
Payables:
Investments purchased	169
Fund shares redeemed	345
Accrued fees to affiliates	184
Other accrued expenses	139
Variation margin on futures contracts	56
Total liabilities	893

Net Assets	$698,583

See accompanying notes which are an integral part of the financial statements.

Select U.S. Equity Fund 733

Russell Investment Company
Select U.S. Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$759
Accumulated net realized gain (loss)	(5,199)
Unrealized appreciation (depreciation) on:
Investments	13,620
Futures contracts	(416)
Foreign currency-related transactions	(1)
Shares of beneficial interest	639
Additional paid-in capital	689,181
Net Assets	$698,583

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class R6(#)	$10.93
Class R6 — Net assets	$111,784
Class R6 — Shares outstanding ($.01 par value)	10,229
Net asset value per share: Class S(#)	$10.92
Class S — Net assets	$7,843,987
Class S — Shares outstanding ($.01 par value)	718,632
Net asset value per share: Class T(#)	$10.93
Class T — Net assets	$1,024,162
Class T — Shares outstanding ($.01 par value)	93,702
Net asset value per share: Class Y(#)	$10.92
Class Y — Net assets	$689,602,651
Class Y — Shares outstanding ($.01 par value)	63,124,461
Amounts in thousands
(^) Foreign currency holdings - cost	$64
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$35,702

(a) Cash Collateral for Futures	$2,100
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

734 Select U.S. Equity Fund

Russell Investment Company
Select U.S. Equity Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Dividends	$16,190
Dividends from affiliated Russell funds	112
Total investment income	16,302

Expenses
Advisory fees	2,225
Administrative fees	358
Custodian fees	165
Transfer agent fees - Class R6	—**
Transfer agent fees - Class S	10
Transfer agent fees - Class T	2
Transfer agent fees - Class Y	32
Professional fees	66
Registration fees	111
Trustees’ fees	25
Printing fees	6
Miscellaneous	30
Expenses before reductions	3,030
Expense reductions	(394)
Net expenses	2,636
Net investment income (loss)	13,666

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(4,730)
Futures contracts	3,028
Net realized gain (loss)	(1,702)
Net change in unrealized appreciation (depreciation) on:
Investments	22,577
Futures contracts	(2,049)
Foreign currency-related transactions	(1)
Net change in unrealized appreciation (depreciation)	20,527
Net realized and unrealized gain (loss)	18,825
Net Increase (Decrease) in Net Assets from Operations	$32,491

**      Less than $500.

See accompanying notes which are an integral part of the financial statements.

Select U.S. Equity Fund 735

Russell Investment Company
Select U.S. Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,666	$9,228
Net realized gain (loss)	(1,702)	4,680
Net change in unrealized appreciation (depreciation)	20,527	(11,166)
Net increase (decrease) in net assets from operations	32,491	2,742

Distributions
From net investment income
Class R6	(1)	—
Class S	(85)	(25)
Class T	(18)	(7)
Class Y	(13,562)	(8,598)
From net realized gain
Class S	(30)	—
Class T	(10)	—
Class Y	(8,012)	(107)
Net decrease in net assets from distributions	(21,718)	(8,737)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(118,744)	671,710
Total Net Increase (Decrease) in Net Assets	(107,971)	665,715

Net Assets
Beginning of period	806,554	140,839
End of period	$698,583	$806,554
Undistributed (overdistributed) net investment income included in net assets	$759	$726

See accompanying notes which are an integral part of the financial statements.

736 Select U.S. Equity Fund

Russell Investment Company
Select U.S. Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Class R6(2)
Proceeds from shares sold	10	$100	—	$—
Proceeds from reinvestment of distributions	—**	1	—	—
Net increase (decrease)	10	101	—	—
Class S(1)
Proceeds from shares sold	525	5,598	322	3,455
Proceeds from reinvestment of distributions	11	115	2	25
Payments for shares redeemed	(118)	(1,265)	(23)	(246)
Net increase (decrease)	418	4,448	301	3,234
Class T(1)
Proceeds from shares sold	42	439	102	1,099
Proceeds from reinvestment of distributions	3	27	1	8
Payments for shares redeemed	(32)	(326)	(22)	(221)
Net increase (decrease)	13	140	81	886
Class Y
Proceeds from shares sold	10,697	111,801	87,095	948,364
Proceeds from reinvestment of distributions	2,052	21,574	827	8,705
Payments for shares redeemed	(24,342)	(256,808)	(26,729)	(289,479)
Net increase (decrease)	(11,593)	(123,433)	61,193	667,590
Total increase (decrease)	(11,152)	$(118,744)	61,575	$671,710

**      Less than 500 shares.
(1)     For the period January 5, 2015 (commencement of operations) to October 31, 2015.
(2)     For the period March 1, 2016 (commencement of operations) to October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Select U.S. Equity Fund 737

Russell Investment Company
Select U.S. Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class R6
October 31, 2016(8)	9.91	.12	1.05	1.17	(.15)	—

Class S
October 31, 2016	10.73	.17	.31	.48	(.18)	(.11)
October 31, 2015(5)	10.61	.12	.09	.21	(.09)	—

Class T
October 31, 2016	10.74	.19	.31	.50	(.20)	(.11)
October 31, 2015(5)	10.61	.14	.09	.23	(.10)	—

Class Y
October 31, 2016	10.74	.20	.29	.49	(.20)	(.11)
October 31, 2015	10.41	.17	.31	.48	(.14)	(.01)
October 31, 2014(4)	10.00	.04	.39	.43	(.02)	—

See accompanying notes which are an integral part of the financial statements.

738 Select U.S. Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

(.15)	10.93	9.27	112.45		.38	1.67	9

(.29)	10.92	4.61	7,844.60		.55	1.62	9
(.09)	10.73	2.04	3,227.62		.40	1.36	44

(.31)	10.93	4.75	1,024.60		.40	1.78	9
(.10)	10.74	2.23	873.62		.40	1.53	44

(.31)	10.92	4.70	689,603.41		.35	1.84	9
(.15)	10.74	4.71	802,454.43		.35	1.56	44
(.02)	10.41	4.34	140,839.60		.35	1.42	2

See accompanying notes which are an integral part of the financial statements.

Select U.S. Equity Fund 739

Russell Investment Company
Select U.S. Equity Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Advisory fees	$146,607
Administration fees	28,989
Transfer agent fees	3,977
Trustee fees	4,133
$183,706

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
Russell U.S. Cash Management Fund $	33,264	$270,888	$268,459	$1	$8	$35,702	$112	$—
	$33,264	$270,888	$268,459	$1	$8	$35,702	$112	$—

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$682,707,616
Unrealized Appreciation	$54,194,213
Unrealized Depreciation	(40,487,023)
Net Unrealized Appreciation (Depreciation)	$13,707,190
Undistributed Ordinary Income	$669,532
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$(2,933,738)
Tax Composition of Distributions
Ordinary Income	$20,652,570
Long-Term Capital Gains	$1,065,331

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transaction, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$33
Accumulated net realized gain (loss)	1
Additional paid-in capital	(34)

See accompanying notes which are an integral part of the financial statements.

740 Select U.S. Equity Fund

Russell Investment Company
Select International Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

Select International Equity Fund - Class R6‡			Select International Equity Fund - Class Y
	Total			Total
	Return			Return
1 Year	(3.11)%		1 Year	(3.11)%
Inception*	(5.02	)%§	Inception*	(5.02	)%§

Select International Equity Fund - Class S‡‡			Russell Developed ex-U.S. Large Cap® Index Net**
	Total			Total
	Return			Return
1 Year	(3.35)%		1 Year	(2.34)%
Inception*	(5.17	)%§	Inception*	(4.05	)%§

Select International Equity Fund - Class T‡‡
	Total
	Return
1 Year	(3.25)%
Inception*	(5.03	)%§

Select International Equity Fund 741

Russell Investment Company
Select International Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

What is the Fund’s investment objective?	The Fund’s underweight to health care was favorable, offset by an
The Select International Equity Fund (the “Fund”) seeks to	overweight to consumer discretionary.
provide long term capital growth.	In terms of factor returns, quality outperformed the most, growth

How did the Fund perform relative to its benchmark for the	underperformed and stocks with higher medium-term momentum
fiscal year ended October 31, 2016?	underperformed. Stocks with lower volatility lagged, whereas stocks in the lower end of capitalization spectrum outperformed
For the fiscal year ended October 31, 2016, the Fund’s Class	in the developed ex-U.S. markets. The Fund’s overweight to value
R6, Class S, Class T and Class Y Shares lost 3.11%, 3.35%,	and underweight to capitalization size was favorable during the
3.25% and 3.11%, respectively. This is compared to the Fund’s	period.
benchmark, the Russell Developed ex-U.S. Large Cap® Index
(Net), which lost 2.34% during the same period. The Fund’s	How did the investment strategies and techniques employed
performance includes operating expenses, whereas index returns	by the Fund and its money managers affect its benchmark-
are unmanaged and do not include expenses of any kind.	relative performance?
For the fiscal year ended October 31, 2016, the Morningstar®	The Fund underperformed the benchmark for the one year period
Foreign Large Blend Category, a group of funds that Morningstar	ending October 31, 2016. In terms of factor returns for the period,
considers to have investment strategies similar to those of the	the Fund’s underweight to capitalization size and overweight to
Fund, lost 2.08%. This result serves as a peer comparison and is	value had a favorable impact.
expressed net of operating expenses.	Benchmark-relative sector deviations in the Fund were modest

How did the market conditions described in the Market	and over the period favored financials, while underweighting
Summary report affect the Fund’s performance?	health care and technology sectors and to a lesser degree energy.
An underweight to the health care sector was favorable during the
In the first half of the fiscal year ended October 31, 2016, the U.S.	period, however, this was offset by an overweight to financials.
Federal Reserve (“the Fed”) lifted the interest rate by 25 basis
points to 0.5% in December 2015, the first time since financial	Over the period, the Fund was regionally positioned to favor
crisis. The European Central Bank (“ECB”) and Bank of Japan	Continental Europe, Japan and emerging markets while being
(“BoJ”) maintained a dovish stance, as the ECB introduced new	underweight to Canada, Australia and Asia ex-Japan. This
accommodative stimulus measures in an effort to boost Eurozone	positioning had a slightly negative impact on performance.
inflation and the BoJ strengthened the stimulus program by moving	Regional allocations were driven by RIM’s cycle, valuation and
the deposit rate into negative territory. In the second half of the	sentiment views. The Fund’s overweight to Japan was unfavorable,
fiscal year, market attention became increasingly fixated upon	while an overweight to emerging markets had a positive impact.
the U.K., culminating in the U.K. exiting the European Union on	Over the period, RIM hedged the Fund’s exposure to certain
June 23rd’s referendum result, severing a 43-year membership,	currencies through the use of forward currency contracts in order
which spurred significant market volatility. Emerging markets	to allow RIM to make certain country allocation decisions without
gained traction in the second half of the fiscal year with better	generating equivalent currency exposures. RIM’s currency
than expected economic data from China and other emerging	hedging strategy also incorporated RIM’s views on currency
markets. The Fed lowered the expected pace of rate hikes to a one	market factors that are expected to result in positive returns over
hike scenario as the most likely case for the remainder of 2016.	time, creating very small active currency positioning relative to
Asia ex-Japan and Canada were the stand out markets over the	the Fund’s benchmark. The Fund’s currency positions did not
period, while the U.K. and developed Europe ex-U.K. lagged the	have a material impact on the Fund’s benchmark-relative returns
most. The Fund’s overweight to Japan was unfavorable, while an	for the period.
overweight to emerging markets had a positive impact.	During the period, RIM used index futures contracts to equitize
In terms of sector returns, commodity driven sectors materials	the Fund’s cash. The decision to equitize cash did not have a
and energy outperformed the most, while some of the defensive	significant impact on the Fund performance for the fiscal year.
sectors, especially health care, lagged the most. The financial	Describe any changes to the Fund’s structure.
services sector lagged the benchmark, especially driven by banks.	There were no significant changes to the Fund’s structure during the fiscal year.

742 Select International Equity Fund

Russell Investment Company
Select International Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The views expressed in this report reflect those of the
portfolio managers only through the end of the period
covered by the report. These views do not necessarily
represent the views of RIM, or any other person in RIM or
any other affiliated organization. These views are subject
to change at any time based upon market conditions or
other events, and RIM disclaims any responsibility to
update the views contained herein. These views should not
be relied on as investment advice and, because investment
decisions for a Russell Investment Company (“RIC”) Fund
are based on numerous factors, should not be relied on as
an indication of investment decisions of any RIC Fund.

^ In prior years, the performance of the Fund’s Class Y shares was used in the line graph. Class S Shares will have substantially similar annual returns as the
Class Y Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class Y Shares.

* Assumes initial investment on July 31, 2014.

** The Russell Developed ex-U.S. Large Cap® Index Net is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer of the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

‡ The Fund first issued Class R6 Shares on March 1, 2016.  The returns shown for Class R6 Shares prior to that date are the returns of the Fund’s Class Y
Shares.  Class R6 Shares will have substantially similar annual returns as the Class Y Shares because the Shares of each Class are invested in the same portfolio of securities.  Annual returns for each Class will differ only to the extent that the Class R6 Shares do not have the same expenses as the Class Y Shares.

‡‡ The Fund first issued Class S and Class T Shares on January 2, 2015. The returns shown for Class S and Class T Shares prior to that date are the returns of the
Fund’s Class Y Shares. Class S and Class T Shares will have substantially similar annual returns as the Class Y Shares because the Shares of each Class are invested in the same portfolio of securities.  Annual returns for each Class will differ only to the extent that the Class S and Class T Shares do not have the same expenses as the Class Y Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

Select International Equity Fund 743

Russell Investment Company
Select International Equity Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.

administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class R6	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2016	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2016	$1,004.70	$1,022.77
May 1, 2016 to October 31, 2016.	Expenses Paid During Period*	$2.37	$2.39

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.47%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/366 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class S	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2016	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2016	$1,003.50	$1,021.92
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$3.22	$3.25
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 0.64%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class T	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2016	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2016	$1,004.70	$1,022.72
	Expenses Paid During Period*	$2.42	$2.44

* Expenses are equal to the Fund's annualized expense ratio of 0.48%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

744 Select International Equity Fund

Russell Investment Company
Select International Equity Fund

Shareholder Expense Example, continued — October 31, 2016 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,005.90	$1,022.92
Expenses Paid During Period*	$2.22	$2.24

* Expenses are equal to the Fund's annualized expense ratio of 0.44%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Select International Equity Fund 745

Russell Investment Company
Select International Equity Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Common Stocks - 95.2%			Austria - 0.6%
Australia - 4.9%			Erste Group Bank AG(Æ)	39,318	1,234
AGL Energy, Ltd.	59,011	859	EVN AG	13,173	154
Amcor, Ltd. Class A	47,937	535	Mayr Melnhof Karton AG	682	76
AMP, Ltd.	46,853	162	OMV AG	35,083	1,095
APA Group	36,205	219	Raiffeisen Bank International AG(Æ)	23,214	380
Aristocrat Leisure, Ltd.	47,861	557	Strabag SE	21,737	729
ASX, Ltd. - ADR	14,625	523	Telekom Austria AG - ADR(Æ)	26,681	153
Aurizon Holdings, Ltd.	42,852	159	Verbund AG Class A	12,063	201
AusNet Services(Æ)	95,591	109	Voestalpine AG	11,361	402
Australia & New Zealand Banking					4,424
Group, Ltd. - ADR	117,705	2,487
Bank of Queensland, Ltd.	38,655	307	Belgium - 1.2%
Bendigo & Adelaide Bank, Ltd.	73,908	625	Ackermans & van Haaren NV	867	120
BHP Billiton, Ltd. - ADR	66,420	1,163	Ageas	32,624	1,191
Brambles, Ltd.	71,911	629	Anheuser-Busch InBev SA	24,577	2,821
Challenger, Ltd.	26,093	213	Cie d'Entreprises CFE	809	89
CIMIC Group, Ltd.	24,027	541	Colruyt SA	9,453	508
Coca-Cola Amatil, Ltd.	32,508	236	D'ieteren SA	4,604	203
Cochlear, Ltd.	4,566	444	Elia System Operator SA	6,590	341
Commonwealth Bank of Australia - ADR	58,401	3,252	Groupe Bruxelles Lambert SA	10,930	940
CSL, Ltd.	19,213	1,466	KBC Group NV	13,286	809
Dexus Property Group(Æ)(ö)	64,066	435	Proximus	4,768	136
Domino's Pizza Enterprises, Ltd.	3,610	176	Sofina SA	2,629	367
Fortescue Metals Group, Ltd.	338,830	1,412	Solvay SA	5,120	587
Goodman Group(ö)	68,750	354	UCB SA	10,572	715
GPT Group (The)(ö)	75,931	269			8,827
Harvey Norman Holdings, Ltd.	71,745	275
Incitec Pivot, Ltd.	126,722	284	Canada - 7.3%
LendLease Group	45,279	464	Agnico Eagle Mines, Ltd.	5,904	300
Macquarie Group, Ltd.	13,717	830	Agrium, Inc.	1,701	156
Medibank Pvt, Ltd.	202,902	398	Alimentation Couche-Tard, Inc. Class B	25,722	1,292
National Australia Bank, Ltd. - ADR	76,720	1,630	Atco, Ltd. Class I	2,347	82
Newcrest Mining, Ltd.	57,704	1,006	Bank of Montreal	50,163	3,192
Origin Energy, Ltd.(Æ)	65,270	263	Bank of Nova Scotia (The)	57,995	3,117
Qantas Airways, Ltd.(Æ)	105,118	245	Barrick Gold Corp.	38,619	679
QBE Insurance Group, Ltd.	74,146	562	BCE, Inc.	19,233	874
Ramsay Health Care, Ltd.	9,440	526	Brookfield Asset Management, Inc.
REA Group, Ltd.	5,342	207	Class A	41,800	1,464
Santos, Ltd.(Æ)	41,442	111	CAE, Inc.	14,419	203
Scentre Group(ö)	296,717	948	Canadian Imperial Bank of Commerce	24,871	1,864
Sonic Healthcare, Ltd.	24,784	385	Canadian National Railway Co.	19,424	1,221
South32, Ltd.	563,465	1,097	Canadian Natural Resources, Ltd.	57,023	1,810
Star Entertainment Grp, Ltd. (The)	87,094	330	Canadian Tire Corp., Ltd. Class A	7,919	770
Stockland(ö)	94,551	317	CCL Industries, Inc. Class B	2,117	376
Suncorp Group, Ltd.	44,242	402	Cenovus Energy, Inc.	59,625	860
Sydney Airport	101,655	483	CGI Group, Inc. Class A(Æ)	15,738	748
Telstra Corp., Ltd.	194,967	737	Constellation Software, Inc.	344	161
TPG Telecom, Ltd.	51,737	297	Dollarama, Inc.	7,725	577
Transurban Group - ADR(Æ)	119,434	942	Emera, Inc.	8,399	293
Treasury Wine Estates, Ltd.	136,050	1,110	Empire Co., Ltd. Class A	14,481	209
Vicinity Centres(ö)	86,056	187	Enbridge, Inc.	13,362	577
Vocus Communications, Ltd.	63,589	275	Fairfax Financial Holdings, Ltd.	2,588	1,325
Washington H Soul Pattinson & Co., Ltd.	16,507	200	First Quantum Minerals, Ltd.	57,821	549
Wesfarmers, Ltd.(Æ)	24,642	767	Fortis, Inc.	31,517	1,037
Westfield Corp.(ö)	105,914	715	Genworth MI Canada, Inc.	8,548	186
Westpac Banking Corp.	133,894	3,095	George Weston, Ltd.	4,065	331
Woolworths, Ltd.	15,724	282	Gildan Activewear, Inc. Class A	5,791	149
		36,502	Goldcorp, Inc.	31,315	476
			Great-West Lifeco, Inc.	33,878	851
			Husky Energy, Inc.(Æ)	24,953	268

See accompanying notes which are an integral part of the financial statements.

746 Select International Equity Fund

Russell Investment Company
Select International Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Imperial Oil, Ltd.	41,080	1,332	Nokia OYJ	74,465	332
Industrial Alliance Insurance &			Nokian Renkaat OYJ	4,317	145
Financial Services, Inc.	8,550	331	Orion OYJ Class A	4,659	198
Kinross Gold Corp.(Æ)	185,261	720	Orion OYJ Class B	5,362	228
Loblaw Cos., Ltd.	11,640	574	Sampo OYJ Class A	15,506	711
Lundin Mining Corp.(Æ)	60,978	239	Stora Enso OYJ Class R	71,553	676
Magna International, Inc. Class A	36,222	1,487	UPM-Kymmene OYJ	112,508	2,617
Manulife Financial Corp.	119,326	1,729			9,533
Metro, Inc. Class A	24,473	756
National Bank of Canada	27,458	980	France - 8.5%
Open Text Corp.	2,617	162	Aeroports de Paris	1,179	119
Pembina Pipeline Corp.	6,814	209	Air Liquide SA Class A	7,849	798
Peyto Exploration & Development Corp.	3,697	95	Arkema SA	8,995	854
Potash Corp. of Saskatchewan, Inc.	20,254	329	Atos SE	5,434	565
Power Corp. of Canada	59,981	1,287	AXA SA	156,349	3,520
Power Financial Corp.	38,847	918	BioMerieux	1,156	169
Restaurant Brands International, Inc.	8,888	395	BNP Paribas SA	72,776	4,227
Ritchie Bros Auctioneers, Inc.	2,334	81	Bollore SA	105,122	346
Rogers Communications, Inc. Class A	1,768	72	Bouygues SA - ADR	33,100	1,080
Rogers Communications, Inc. Class B	17,075	687	Capgemini SA	6,184	513
Royal Bank of Canada - GDR	62,168	3,885	Carrefour SA	47,723	1,253
Saputo, Inc. - ADR	21,173	761	Casino Guichard Perrachon SA	4,145	206
Seven Generations Energy, Ltd. Class			Christian Dior SE	4,284	827
A(Æ)	18,641	397	Cie de Saint-Gobain	45,230	2,010
Sun Life Financial, Inc.	44,677	1,495	CNP Assurances	11,677	202
Suncor Energy, Inc.	75,662	2,270	Credit Agricole SA	140,950	1,517
Teck Resources, Ltd. Class B	64,541	1,394	Danone SA	22,144	1,532
TELUS Corp.	5,062	164	Dassault Systemes SA	13,790	1,093
Toronto Dominion Bank	87,469	3,970	Eiffage SA	13,737	1,018
TransCanada Corp.	17,327	784	Electricite de France SA	6,179	69
Waste Connections, Inc.	1,017	76	Engie SA	118,184	1,705
WestJet Airlines, Ltd.	15,059	246	Essilor International SA	11,069	1,242
WSP Global, Inc.	12,751	413	Eurazeo SA	10,552	607
Yamana Gold, Inc.	180,021	643	Financiere de L'Odet	84	61
		54,878	Iliad SA	787	165
			Imerys SA	2,719	189
Denmark - 1.5%			Ingenico Group SA	3,030	240
AP Moller - Maersk A/S Class B	626	958	Ipsen SA	3,088	213
CHR Hansen Holding A/S	7,684	460	Kering	1,216	270
Coloplast A/S Class B	2,454	171	Legrand SA - ADR	7,543	426
Danske Bank A/S	38,227	1,180	L'Oreal SA	8,237	1,475
DSV A/S	15,607	756	LVMH Moet Hennessy Louis Vuitton
Genmab A/S(Æ)	6,259	1,032	SE - ADR	5,888	1,071
H Lundbeck A/S(Æ)	7,629	246	Natixis SA	31,035	157
ISS AS	11,840	465	Orange SA - ADR	132,966	2,096
Jyske Bank A/S	11,174	507	Orpea	1,688	141
Novo Nordisk A/S Class B	88,441	3,156	Pernod Ricard SA	6,556	779
Novozymes A/S Class B	7,231	269	Peugeot SA(Æ)	27,032	405
Pandora A/S	6,890	896	Publicis Groupe SA - ADR	10,729	737
TDC AS(Æ)	49,563	273	Renault SA	32,940	2,865
Vestas Wind Systems A/S	12,261	983	Sanofi - ADR	43,669	3,397
		11,352	Sartorius Stedim Biotech	7,446	502
			Schneider Electric SE	28,674	1,926
Finland - 1.3%			SCOR SE - ADR	30,594	991
Amer Sports OYJ Class A	9,438	257	SEB SA	1,845	272
Elisa OYJ Class A	15,892	535	Societe BIC SA	2,208	306
Fortum OYJ	57,217	954	Societe Generale SA	78,662	3,062
Huhtamaki OYJ	9,990	403	Sodexo SA	3,802	442
Kesko OYJ Class B	8,718	433	Suez Environnement Co.	26,793	425
Kone OYJ Class B	16,353	752	Technip SA	17,038	1,126
Neste OYJ	29,970	1,292	Teleperformance - GDR	5,467	578

See accompanying notes which are an integral part of the financial statements.

Select International Equity Fund 747

Russell Investment Company
Select International Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Thales SA	11,786	1,110	Vonovia SE	13,730	484
Total SA	148,876	7,124			59,213
Unibail-Rodamco SE(ö)	2,733	651
Valeo SA	9,990	576	Hong Kong - 3.4%
Veolia Environnement SA	36,139	789	AIA Group, Ltd.	255,853	1,615
Vinci SA	33,434	2,417	Bank of East Asia, Ltd. (The)	148,600	598
Vivendi SA - ADR	66,983	1,356	BOC Hong Kong Holdings, Ltd.	283,500	1,012
Worldline SA(Æ)(Þ)	5,717	157	Cheung Kong Infrastructure Holdings,
		63,969	Ltd.	63,000	516
			Cheung Kong Property Holdings, Ltd.	285,487	2,115
Germany - 7.9%			Chinese Estates Holdings, Ltd.	19,000	34
adidas AG	14,634	2,400	CK Hutchison Holdings, Ltd.	99,036	1,225
Allianz SE	33,730	5,256	CLP Holdings, Ltd.	35,500	361
BASF SE	39,333	3,468	Guoco Group, Ltd.	37,000	415
Bayer AG	28,932	2,868	Hang Lung Properties, Ltd. - ADR	95,000	210
Bayerische Motoren Werke AG	28,766	2,506	Hang Seng Bank, Ltd.	47,700	860
Beiersdorf AG	10,103	889	Henderson Land Development Co., Ltd.	180,070	1,067
Brenntag AG	3,005	161	HK Electric Investments & HK Electric
Commerzbank AG	101,851	692	Investments, Ltd.(Þ)	505,000	501
Continental AG	3,608	691	Hongkong Land Holdings, Ltd.	99,400	666
Covestro AG(Þ)	3,911	231	Hopewell Holdings, Ltd.	114,000	399
Daimler AG	62,158	4,429	Jardine Matheson Holdings, Ltd.	32,600	1,983
Deutsche Bank AG(Æ)	75,422	1,088	Jardine Strategic Holdings, Ltd.	20,100	704
Deutsche Boerse AG	4,225	316	Link REIT(ö)	245,460	1,750
Deutsche Lufthansa AG	82,549	1,055	Melco Crown Entertainment, Ltd.(Æ)	8,400	47
Deutsche Post AG	55,295	1,713	MTR Corp., Ltd.	132,000	730
Deutsche Telekom AG	106,375	1,733	New World Development Co., Ltd.	742,000	925
Deutsche Wohnen AG	35,225	1,149	NWS Holdings, Ltd.	200,000	354
E.ON SE	65,874	481	PCCW, Ltd.	335,000	199
Evonik Industries AG	9,626	301	Power Assets Holdings, Ltd.	29,500	277
Freenet AG	8,999	258	Sino Land Co., Ltd.	480,000	815
Fresenius Medical Care AG & Co.	9,096	741	Sun Hung Kai Properties, Ltd.	105,190	1,567
Fresenius SE & Co. KGaA	23,937	1,767	Swire Pacific, Ltd. Class A	118,000	1,227
Fuchs Petrolub AG	4,056	160	Swire Properties, Ltd.	57,200	164
Hannover Rueck SE	8,457	943	Techtronic Industries Co., Ltd.	47,000	177
HeidelbergCement AG	24,702	2,336	Wharf Holdings, Ltd. (The)	188,808	1,419
Henkel AG & Co. KGaA	8,537	940	Wheelock & Co., Ltd.	188,000	1,160
Hochtief AG	3,809	520	Yue Yuen Industrial Holdings, Ltd.	54,500	208
Infineon Technologies AG - ADR	84,709	1,520			25,300
K&S AG	8,144	165
Krones AG	2,034	207	Ireland - 0.9%
LEG Immobilien AG(Æ)	4,233	358	CRH PLC	51,502	1,668
Linde AG	2,416	399	DCC PLC	6,814	555
Merck KGaA	10,259	1,055	Experian PLC	37,587	722
Metro AG	2,315	69	Glanbia PLC	21,203	345
MTU Aero Engines AG	3,723	389	Icon PLC(Æ)	4,432	356
Muenchener Rueckversicherungs-			James Hardie Industries PLC	13,561	202
Gesellschaft AG in Muenchen	17,289	3,351	Jazz Pharmaceuticals PLC(Æ)	519	57
OSRAM Licht AG	16,947	961	Kerry Group PLC Class A	10,082	732
ProSiebenSat.1 Media SE	4,569	197	Kingspan Group PLC	10,690	261
Rational AG	573	297	Paddy Power Betfair PLC	5,128	531
Rheinmetall AG	8,822	611	Smurfit Kappa Group PLC	7,572	166
Rhoen Klinikum AG	2,460	68	Willis Towers Watson PLC	7,093	893
RWE AG(Æ)	31,673	503			6,488
SAP SE - ADR	29,538	2,602
Siemens AG	41,780	4,743	Israel - 0.5%
Suedzucker AG	24,191	620	Bank Hapoalim BM	153,198	884
Symrise AG	11,023	757	Bank Leumi Le-Israel BM(Æ)	194,304	733
Talanx AG	6,377	198	Check Point Software Technologies, Ltd.
Uniper SE(Æ)	6,587	88	(Æ)	4,473	378
United Internet AG	11,650	479	Delek Energy Systems, Ltd.(Æ)	141	73

See accompanying notes which are an integral part of the financial statements.

748 Select International Equity Fund

Russell Investment Company
Select International Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Elbit Systems, Ltd.	1,765	175	Dai-ichi Life Holdings, Inc.	24,400	358
Mizrahi Tefahot Bank, Ltd.	21,430	279	Daiichi Sankyo Co., Ltd.	50,100	1,205
Mobileye NV(Æ)	1,621	60	Daikin Industries, Ltd.	9,900	950
Taro Pharmaceutical Industries, Ltd.			Daito Trust Construction Co., Ltd.	3,400	569
(Æ)(Ñ)	1,243	126	Daiwa House Industry Co., Ltd.	32,300	888
Teva Pharmaceutical Industries, Ltd.	28,785	1,229	Daiwa Securities Group, Inc.	88,000	526
		3,937	Denso Corp.	28,200	1,225
			Dentsu, Inc.	5,600	279
Italy - 1.9%			East Japan Railway Co.	9,700	855
A2A SpA	54,670	75	Eisai Co., Ltd.	7,900	504
Assicurazioni Generali SpA	100,483	1,297	Electric Power Development Co., Ltd.	22,100	515
Atlantia SpA	38,742	950	Ezaki Glico Co., Ltd.	4,500	256
Banca Popolare di Milano Scarl	254,016	116	FamilyMart UNY Holdings Co., Ltd.	6,400	402
Banco Popolare SC	40,625	117	FANUC Corp.	1,000	187
Davide Campari-Milano SpA	27,326	275	Fuji Electric Co., Ltd.	23,000	115
Enel SpA	599,739	2,577	Fuji Heavy Industries, Ltd.	29,900	1,164
ENI SpA - ADR	129,456	1,872	FUJIFILM Holdings Corp.	34,600	1,309
Hera SpA	158,023	404	Fujitsu, Ltd.	36,000	213
Intesa Sanpaolo SpA	782,047	1,806	Fukuoka Financial Group, Inc.	102,000	442
Leonardo-Finmeccanica SpA(Æ)	19,126	233	Gunma Bank, Ltd. (The)	26,000	124
Luxottica Group SpA	5,489	272	Hachijuni Bank, Ltd. (The)	62,000	338
Mediobanca SpA	26,943	197	Hankyu Hanshin Holdings, Inc.	19,600	650
Parmalat SpA	87,811	232	Hikari Tsushin, Inc.	2,400	221
Poste Italiane SpA(Þ)	28,309	188	Hiroshima Bank, Ltd. (The)	40,000	171
Prysmian SpA	6,954	173	Hisamitsu Pharmaceutical Co., Inc.	9,400	501
Recordati SpA	15,766	446	Hitachi High-Technologies Corp.	5,500	230
Snam Rete Gas SpA	157,159	829	Hitachi Metals, Ltd.	13,100	164
Telecom Italia SpA(Æ)	157,897	138	Hitachi, Ltd.	237,000	1,261
Terna Rete Elettrica Nazionale SpA	130,299	639	Hokuriku Electric Power Co.	8,500	97
UniCredit SpA	553,205	1,369	Honda Motor Co., Ltd.	85,000	2,543
Unione di Banche Italiane SpA(Ñ)	66,709	183	Hoshizaki Corp.	5,700	514
		14,388	Hoya Corp.	21,000	877
			Idemitsu Kosan Co., Ltd.	29,500	681
Japan - 21.6%			Iida Group Holdings Co., Ltd.	16,000	309
Aeon Co., Ltd.	65,100	903	Inpex Corp.	61,900	576
Aisin Seiki Co., Ltd.	23,600	1,037	Isuzu Motors, Ltd.	42,100	521
Ajinomoto Co., Inc.	31,000	690	ITOCHU Corp.	155,100	1,964
Alfresa Holdings Corp.	24,600	520	Iyo Bank, Ltd. (The)	16,900	104
ANA Holdings, Inc.	173,000	486	Japan Post Bank Co., Ltd.	70,100	826
Aozora Bank, Ltd.	95,000	314	Japan Post Holdings Co., Ltd.	63,500	809
Asahi Glass Co., Ltd.	100,000	700	Japan Tobacco, Inc.	40,200	1,530
Asahi Group Holdings, Ltd.	7,700	275	JFE Holdings, Inc.	30,900	443
Asahi Kasei Corp.	76,000	686	JGC Corp.	14,000	248
Astellas Pharma, Inc.	62,400	927	JSR Corp.	16,600	253
Bandai Namco Holdings, Inc.	8,300	249	JTEKT Corp.	6,500	96
Bridgestone Corp.	37,600	1,401	JX Holdings, Inc.	302,600	1,195
Brother Industries, Ltd.	28,900	530	Kajima Corp.	133,000	898
Calbee, Inc.	3,600	131	Kamigumi Co., Ltd.	40,000	342
Canon, Inc.	48,000	1,378	Kaneka Corp.	36,000	298
Casio Computer Co., Ltd.	8,400	117	Kansai Electric Power Co., Inc. (The)(Æ)	67,100	642
Central Japan Railway Co.	7,400	1,259	Kao Corp.	24,900	1,283
Chiba Bank, Ltd. (The)	76,000	470	KDDI Corp.	68,800	2,092
Chubu Electric Power Co., Inc.	68,300	1,005	Keihan Holdings Co., Ltd.	43,000	290
Chugai Pharmaceutical Co., Ltd.	22,000	750	Keikyu Corp.	8,000	81
Chugoku Bank, Ltd. (The)	20,800	279	Keio Corp.	15,000	124
Chugoku Electric Power Co., Inc. (The)	12,900	151	Keisei Electric Railway Co., Ltd.	5,500	133
Concordia Financial Group, Ltd.	122,000	565	Kewpie Corp.	3,100	88
Cosmos Pharmaceutical Corp.	900	196	Keyence Corp.	1,800	1,321
CYBERDYNE, Inc.(Æ)(Ñ)	14,100	212	Kikkoman Corp.	13,000	414
Dai Nippon Printing Co., Ltd.	65,000	652	Kintetsu Group Holdings Co., Ltd.	134,000	541
Daicel Chemical Industries, Ltd.	18,400	242

See accompanying notes which are an integral part of the financial statements.

Select International Equity Fund 749

Russell Investment Company
Select International Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Kirin Holdings Co., Ltd.	20,300	350	NSK, Ltd.	15,500	172
Kobayashi Pharmaceutical Co., Ltd.	5,800	303	NTT Data Corp.	14,000	723
Kobe Steel, Ltd.(Æ)	26,300	217	NTT DOCOMO, Inc.	75,800	1,908
Koito Manufacturing Co., Ltd.	6,800	355	Obayashi Corp.	91,100	879
Komatsu, Ltd.	54,800	1,221	Obic Co., Ltd.	5,600	291
Konami Holdings Corp.	12,700	501	Odakyu Electric Railway Co., Ltd.	17,500	357
Konica Minolta, Inc.	66,400	594	Oji Holdings Corp.	173,000	733
Kose Corp.	2,700	246	Ono Pharmaceutical Co., Ltd.	28,800	732
Kubota Corp.	39,500	637	Oracle Corp. Japan	4,100	223
Kuraray Co., Ltd.	39,400	598	Oriental Land Co., Ltd.	4,500	263
Kyocera Corp.	10,300	501	ORIX Corp.	114,400	1,820
Kyowa Hakko Kirin Co., Ltd.	18,200	277	Osaka Gas Co., Ltd.	260,000	1,081
Lawson, Inc.	5,200	395	Otsuka Holdings Co., Ltd.	26,800	1,173
Lion Corp.	9,000	147	Panasonic Corp.	97,900	1,022
LIXIL Group Corp.	5,900	136	Park24 Co., Ltd.	13,200	408
M3, Inc.	13,000	397	Pola Orbis Holdings, Inc.	4,400	366
Makita Corp.	10,300	713	Recruit Holdings Co., Ltd.	12,700	511
Marubeni Corp.	213,600	1,124	Resona Holdings, Inc.	245,800	1,090
Marui Group Co., Ltd.	12,600	177	Ricoh Co., Ltd.	114,200	931
Mazda Motor Corp.	19,800	325	Rinnai Corp.	3,800	365
Mebuki Financial Group, Inc.	60,840	217	Ryohin Keikaku Co., Ltd.	1,700	364
Medipal Holdings Corp.	33,100	565	Santen Pharmaceutical Co., Ltd.	35,200	514
MEIJI Holdings Co., Ltd.	9,100	909	Sawai Pharmaceutical Co., Ltd.	2,300	148
Mitsubishi Chemical Holdings Corp.	209,300	1,375	SBI Holdings, Inc.	6,500	77
Mitsubishi Corp.	105,600	2,303	Secom Co., Ltd.	7,200	520
Mitsubishi Electric Corp.	84,000	1,137	Seiko Epson Corp.	39,700	806
Mitsubishi Gas Chemical Co., Inc.	45,000	693	Sekisui Chemical Co., Ltd.	55,800	879
Mitsubishi Heavy Industries, Ltd.	182,000	778	Sekisui House, Ltd.	69,200	1,144
Mitsubishi Materials Corp.	13,800	396	Seven & i Holdings Co., Ltd.	27,700	1,156
Mitsubishi Motors Corp.	77,900	434	Shimadzu Corp.	9,000	131
Mitsubishi Tanabe Pharma Corp.	33,400	651	Shimamura Co., Ltd.	2,600	333
Mitsubishi UFJ Financial Group, Inc.	626,400	3,246	Shimano, Inc.	2,800	479
Mitsubishi UFJ Lease & Finance Co.,			Shimizu Corp.	56,000	498
Ltd.	54,700	265	Shin-Etsu Chemical Co., Ltd.	7,500	569
Mitsui & Co., Ltd.	145,700	2,022	Shinsei Bank, Ltd.	243,000	393
Mitsui Chemicals, Inc.	90,000	444	Shionogi & Co., Ltd.	21,800	1,074
Mitsui OSK Lines, Ltd.	187,000	468	Shiseido Co., Ltd.	19,200	495
Mixi, Inc.	3,700	136	Shizuoka Bank, Ltd. (The)	49,000	414
Mizuho Financial Group, Inc.	1,476,100	2,489	SoftBank Group Corp.	21,800	1,371
MS&AD Insurance Group Holdings, Inc.	42,200	1,253	Sohgo Security Services Co., Ltd.	8,200	374
Murata Manufacturing Co., Ltd.	7,000	976	Sojitz Corp.	359,200	944
Nagoya Railroad Co., Ltd.	29,000	153	Sompo Holdings, Inc.	7,700	249
Nankai Electric Railway Co., Ltd.	59,000	268	Sony Corp.	17,100	541
NEC Corp.	220,000	588	Sosei Group Corp.(Æ)	1,100	165
NHK Spring Co., Ltd.	21,000	198	Sugi Holdings Co., Ltd. - GDR	5,900	316
Nidec Corp.	5,300	514	Sumitomo Chemical Co., Ltd.	166,000	786
Nikon Corp.	31,200	472	Sumitomo Corp.	137,600	1,585
Nintendo Co., Ltd.	4,100	994	Sumitomo Dainippon Pharma Co., Ltd.	19,700	342
Nippon Express Co., Ltd.	54,000	267	Sumitomo Electric Industries, Ltd.	73,800	1,091
Nippon Steel & Sumitomo Metal Corp.	53,800	1,064	Sumitomo Heavy Industries, Ltd.	22,000	116
Nippon Telegraph & Telephone Corp.	70,200	3,123	Sumitomo Metal Mining Co., Ltd.	52,000	674
Nippon Yusen	206,000	422	Sumitomo Mitsui Financial Group, Inc.	80,400	2,795
Nissan Chemical Industries, Ltd.	2,600	88	Sumitomo Mitsui Trust Holdings, Inc.	31,200	1,054
Nissan Motor Co., Ltd.	260,900	2,654	Sumitomo Rubber Industries, Ltd.	27,100	453
Nisshin Seifun Group, Inc.	28,200	416	Sundrug Co., Ltd.	4,200	331
Nissin Foods Holdings Co., Ltd.	5,600	324	Suntory Beverage & Food, Ltd.	8,200	358
Nitori Holdings Co., Ltd.	6,700	802	Suzuken Co., Ltd.	10,400	334
Nomura Holdings, Inc.	137,000	687	Suzuki Motor Corp.	9,500	337
Nomura Real Estate Holdings, Inc.	14,200	240	Sysmex Corp.	8,300	576
Nomura Real Estate Master Fund, Inc.			T&D Holdings, Inc.	7,900	96
(Æ)(ö)	45	73

See accompanying notes which are an integral part of the financial statements.

750 Select International Equity Fund

Russell Investment Company
Select International Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Taiheiyo Cement Corp.	143,000	410	ABN AMRO Group NV(Þ)	37,548	866
Taisei Corp.	59,000	443	Aegon NV	145,697	627
Taisho Pharmaceutical Holdings Co.,			AerCap Holdings NV(Æ)	27,713	1,139
Ltd.	4,700	459	Akzo Nobel NV	4,925	318
Takashimaya Co., Ltd.	41,000	335	ASM International NV	5,336	227
Takeda Pharmaceutical Co., Ltd.	19,500	873	ASML Holding NV	11,942	1,263
TDK Corp.	3,500	242	Boskalis Westminster	14,498	467
Teijin, Ltd.	15,800	306	Core Laboratories NV	1,868	181
Terumo Corp.	31,600	1,225	GrandVision NV(Þ)	8,520	195
Tobu Railway Co., Ltd.	26,000	128	HAL Trust	787	155
Toho Co., Ltd.	8,400	253	Heineken Holding NV	13,116	1,009
Toho Gas Co., Ltd.	37,000	343	Heineken NV	16,122	1,327
Tohoku Electric Power Co., Inc.	49,800	610	ING Groep NV(Æ)	252,025	3,313
Tokio Marine Holdings, Inc.	21,200	837	Koninklijke Ahold Delhaize NV(Æ)	85,670	1,955
Tokyo Broadcasting System Holdings,			Koninklijke DSM NV	11,689	751
Inc.	16,800	264	Koninklijke Philips NV	37,778	1,138
Tokyo Century Corp.	10,500	370	Koninklijke Vopak NV	2,273	115
Tokyo Electric Power Co. Holdings, Inc.			NN Group NV	39,588	1,192
(Æ)	334,100	1,298	NXP Semiconductors NV(Æ)	12,767	1,277
Tokyo Electron, Ltd.	3,600	326	Randstad Holding NV	2,690	138
Tokyo Gas Co., Ltd.	126,000	571	Royal Dutch Shell PLC Class A	245,074	6,107
Tokyu Corp.	86,000	645	Royal Dutch Shell PLC Class B	68,533	1,769
TonenGeneral Sekiyu	26,000	257	SBM Offshore NV	27,035	388
Toppan Printing Co., Ltd.	100,000	941	Wolters Kluwer NV	20,948	810
Toray Industries, Inc.	32,000	298			26,885
Tosoh Corp.	75,000	490
TOTO, Ltd.	12,900	516	New Zealand - 0.2%
Toyo Seikan Group Holdings, Ltd.	26,200	484	Auckland International Airport, Ltd.	85,847	405
Toyo Suisan Kaisha, Ltd.	5,000	203	Fisher & Paykel Healthcare Corp., Ltd.	28,945	183
Toyoda Gosei Co., Ltd.	6,300	144	Meridian Energy, Ltd.	43,100	79
Toyota Industries Corp.	16,700	765	Ryman Healthcare, Ltd.	15,216	97
Toyota Motor Corp.	126,400	7,303	Spark New Zealand, Ltd.	147,515	386
Toyota Tsusho Corp.	21,900	518			1,150
Tsuruha Holdings, Inc.	3,400	394
Unicharm Corp.	5,600	133	Norway - 0.8%
Welcia Holdings Co., Ltd.	1,500	102	DNB ASA	113,424	1,640
West Japan Railway Co.	8,300	512	Marine Harvest ASA	24,533	444
Yahoo! Japan Corp.	51,200	197	Norsk Hydro ASA	58,483	261
Yamada Denki Co., Ltd.	145,600	753	Orkla ASA	49,815	470
Yamaguchi Financial Group, Inc.	25,000	276	Salmar ASA Class A	2,386	77
Yamaha Corp.	18,800	672	Statoil ASA Class N	102,816	1,676
Yamato Holdings Co., Ltd.	3,000	68	Telenor ASA	37,860	603
Yamazaki Baking Co., Ltd.	4,000	90	Yara International ASA	24,082	851
Yokohama Rubber Co., Ltd. (The)	9,800	170			6,022
		162,352
			Portugal - 0.3%
Jersey - 0.3%			Banco BPI SA Class G(Æ)	228,875	284
Randgold Resources, Ltd.	9,609	853	Banco Comercial Portugues SA Class
Shire PLC - ADR	26,148	1,477	R(Æ)	174,650	232
		2,330	Banco Espirito Santo SA Class C(Æ)	22,842	3
			Energias de Portugal SA	355,145	1,173
Luxembourg - 0.2%			Galp Energia SGPS SA Class B	32,008	433
ArcelorMittal(Æ)	77,288	518	Jeronimo Martins SGPS SA	19,354	333
Eurofins Scientific SE	419	190	Navigator Co. SA (The) - ADR(Æ)	45,893	134
Millicom International Cellular SA	3,580	157			2,592
Regus PLC	75,293	229
Tenaris SA	53,306	754	Singapore - 1.0%
		1,848	CapitaLand, Ltd.	134,200	297
			DBS Group Holdings, Ltd.	103,800	1,116
Netherlands - 3.6%			Flex, Ltd.(Æ)	33,113	470
Aalberts Industries NV	4,999	158	Jardine Cycle & Carriage, Ltd.	3,200	97

See accompanying notes which are an integral part of the financial statements.

Select International Equity Fund 751

Russell Investment Company
Select International Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Keppel Corp., Ltd. - ADR	116,100	439	L E Lundbergforetagen AB Class B	7,188	465
Oversea-Chinese Banking Corp., Ltd.	234,438	1,427	Melker Schorling AB	5,005	289
Singapore Airlines, Ltd.(Æ)	88,300	643	NCC AB Class B(Æ)	5,367	136
Singapore Telecommunications, Ltd.	278,900	780	NIBE Industrier AB B Shares(Æ)	23,928	178
United Overseas Bank, Ltd.	84,800	1,143	Nordea Bank AB	177,243	1,862
Wilmar International, Ltd.	352,100	838	Securitas AB Class B	35,908	554
		7,250	Skandinaviska Enskilda Banken AB
			Class A	125,765	1,268
South Africa - 0.1%			Skanska AB Class B	18,971	412
Investec PLC	40,680	253	SSAB AB Class A(Æ)	53,193	168
Mondi PLC	28,426	554	Svenska Cellulosa AB SCA Class A	15,926	451
		807	Svenska Cellulosa AB SCA Class B	39,161	1,109
			Svenska Handelsbanken AB Class A	66,075	900
Spain - 3.1%			Svenska Handelsbanken AB Class B	5,656	76
Abertis Infraestructuras SA	15,186	225	Swedbank AB Class A	53,641	1,255
Acciona SA	2,040	155	Swedish Match AB	6,661	232
ACS Actividades de Construccion y			Tele2 AB Class B	8,585	71
Servicios SA	13,489	413	Telefonaktiebolaget LM Ericsson Class B	163,920	797
Aena SA(Þ)	6,569	964	Telia Co. AB	246,629	984
Almirall SA	4,770	69	Trelleborg AB Class B	24,296	424
Amadeus IT Group SA Class A	22,597	1,066	Volvo AB Class B	109,886	1,179
Banco Bilbao Vizcaya Argentaria SA					18,593
- ADR	356,559	2,570
Banco de Sabadell SA - ADR	486,641	650	Switzerland - 7.8%
Banco Santander SA - ADR	705,428	3,455	ABB, Ltd.(Æ)	68,414	1,408
Bankia SA Class A	426,585	375	Actelion, Ltd.(Æ)	7,612	1,100
CaixaBank SA	180,424	545	Alpiq Holding AG(Æ)	1,140	106
Corp. Financiera Alba SA	5,491	241	Aryzta AG(Æ)	3,155	138
Ebro Foods SA	23,266	502	Baloise Holding AG	5,910	727
Enagas SA	2,516	72	Barry Callebaut AG(Æ)	145	181
Endesa SA - ADR	54,495	1,158	Basellandschaftliche Kantonalbank	855	779
Ferrovial SA	22,681	441	Basler Kantonalbank	6,802	460
Gamesa Corp. Tecnologica SA	25,981	601	Berner Kantonalbank AG	1,072	195
Gas Natural SDG SA	47,058	928	Bucher Industries AG	1,142	254
Iberdrola SA	525,179	3,577	Chocoladefabriken Lindt & Spruengli
Industria de Diseno Textil SA	58,122	2,031	AG	85	953
Red Electrica Corp. SA	10,350	216	Cie Financiere Richemont SA	8,062	518
Repsol SA - ADR	128,338	1,794	Coca-Cola HBC AG - ADR(Æ)	20,936	452
Telefonica SA - ADR	90,617	923	Credit Suisse Group AG(Æ)	65,149	908
Zardoya Otis SA	13,699	116	Emmi AG(Æ)	119	70
		23,087	EMS-Chemie Holding AG	348	175
			Galenica AG	602	603
Sweden - 2.5%			Geberit AG	1,654	699
Alfa Laval AB	6,197	89	Georg Fischer AG	439	389
Assa Abloy AB Class B	50,218	912	Givaudan SA	328	634
Atlas Copco AB Class A	6,637	194	Glencore PLC(Æ)	956,764	2,916
Atlas Copco AB Class B	3,059	80	Graubuendner Kantonalbank	215	316
Axfood AB	18,834	294	Kuehne & Nagel International AG	4,344	589
BillerudKorsnas AB	11,282	185	LafargeHolcim, Ltd.(Æ)	20,513	1,094
Boliden AB	29,749	688	Lonza Group AG(Æ)	3,896	735
Castellum AB	7,161	97	Nestle SA	147,404	10,683
Electrolux AB	3,590	85	Novartis AG	96,660	6,864
Fastighets AB Balder Class B(Æ)	24,470	555	Partners Group Holding AG	1,184	598
Fingerprint Cards AB Class B(Æ)	22,255	214	Roche Holding AG	33,813	7,767
Getinge AB Class B	6,223	102	Schindler Holding AG	6,303	1,169
Hennes & Mauritz AB Class B	24,906	701	SFS Group AG(Æ)	2,626	198
Hexagon AB Class B	21,047	735	SGS SA	233	472
Holmen AB Class B	3,835	131	Sika AG	96	461
Hufvudstaden AB Class A	20,104	311	Sonova Holding AG	2,438	327
ICA Gruppen AB	8,459	262	St. Galler Kantonalbank AG	360	135
Investment AB Latour Class B	4,009	148	Straumann Holding AG	479	180

See accompanying notes which are an integral part of the financial statements.

752 Select International Equity Fund

Russell Investment Company
Select International Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Sulzer AG	1,642	162	International Consolidated Airlines
Swatch Group AG (The) Class B	2,609	785	Group SA	68,434	363
Swiss Life Holding AG(Æ)	3,354	887	Intertek Group PLC	15,230	636
Swiss Prime Site AG Class A(Æ)	4,652	386	ITV PLC	141,934	296
Swiss Re AG	38,113	3,537	J Sainsbury PLC	295,912	908
Swisscom AG	965	441	John Wood Group PLC	54,196	509
Syngenta AG	1,058	425	Johnson Matthey PLC	22,884	952
TE Connectivity, Ltd.	13,635	857	Kingfisher PLC	345,301	1,524
UBS Group AG(Æ)	173,721	2,456	Land Securities Group PLC(ö)	54,985	671
Wolseley PLC - ADR	11,733	610	Legal & General Group PLC	496,163	1,269
Zurich Insurance Group AG(Æ)	9,410	2,461	Liberty Global PLC Class A(Æ)	8,798	287
		58,260	Liberty Global PLC Class C(Æ)	9,012	287
			Liberty Global PLC LiLAC(Æ)	3,863	107
United Kingdom - 13.4%			Lloyds Banking Group PLC	1,809,652	1,266
3i Group PLC	167,581	1,374	Manchester United PLC Class A	5,381	82
Admiral Group PLC	12,994	304	Marks & Spencer Group PLC	112,084	466
Amec Foster Wheeler PLC - GDR	16,698	91	Meggitt PLC	75,511	402
Anglo American PLC(Æ)	60,915	841	Micro Focus International PLC	14,602	382
Ashtead Group PLC	18,462	289	National Grid PLC	120,338	1,567
Associated British Foods PLC	12,691	382	Next PLC	4,191	247
AstraZeneca PLC	24,747	1,388	Old Mutual PLC	505,087	1,242
Auto Trader Group PLC(Þ)	17,120	78	Pearson PLC	86,179	797
Aviva PLC	296,796	1,605	Persimmon PLC Class A	32,674	676
Babcock International Group PLC	34,372	416	Petrofac, Ltd.	34,300	338
BAE Systems PLC	115,980	769	Prudential PLC	173,758	2,833
Barclays PLC	745,380	1,729	Reckitt Benckiser Group PLC	25,291	2,262
Barratt Developments PLC	79,237	439	RELX NV	46,570	785
BBA Aviation PLC	50,634	160	RELX PLC	74,739	1,334
Bellway PLC	10,089	292	Rentokil Initial PLC	165,018	461
Berkeley Group Holdings PLC	12,177	351	Rightmove PLC	6,973	318
BHP Billiton PLC	151,929	2,279	Rio Tinto PLC	80,175	2,780
Booker Group PLC	37,689	83	Rolls-Royce Holdings PLC(Æ)	3,519,078	669
BP PLC	1,000,420	5,907	Royal Bank of Scotland Group PLC(Æ)	175,825	406
British American Tobacco PLC	74,011	4,248	Royal Mail PLC	128,032	769
British Land Co. PLC (The)(ö)	79,238	567	RSA Insurance Group PLC	151,950	1,026
Britvic PLC	14,249	97	Sage Group PLC (The)	83,717	738
BT Group PLC	229,313	1,054	Scottish & Southern Energy PLC	20,945	408
BTG PLC(Æ)	9,764	79	Segro PLC(ö)	74,854	402
Bunzl PLC	15,968	429	Severn Trent PLC Class H	11,909	339
CNH Industrial NV	10,980	85	Shaftesbury PLC(ö)	46,053	517
Coca-Cola European Partners PLC	11,491	442	Sky PLC	86,075	860
Compass Group PLC	48,326	874	Smith & Nephew PLC	63,794	919
CYBG PLC(Æ)	95,594	316	Smiths Group PLC	32,308	559
Derwent London PLC(ö)	6,978	206	Spectris PLC	12,092	303
Diageo PLC	55,263	1,471	Standard Chartered PLC(Æ)	170,066	1,479
Direct Line Insurance Group PLC	171,353	725	Standard Life PLC	59,214	244
DS Smith PLC Class F	75,704	369	Subsea 7 SA(Æ)	96,968	1,084
Fiat Chrysler Automobiles NV	116,286	851	Tate & Lyle PLC	42,044	401
GKN PLC	170,998	667	Taylor Wimpey PLC	323,555	560
GlaxoSmithKline PLC - ADR	220,520	4,359	Tesco PLC(Æ)	336,163	867
Great Portland Estates PLC(ö)	25,896	188	Travis Perkins PLC	18,982	309
Greene King PLC	45,653	408	UBM PLC	17,495	154
Halma PLC	42,689	546	Unilever NV	51,792	2,169
Hammerson PLC(ö)	61,006	411	Unilever PLC	42,551	1,779
Hiscox, Ltd.	62,352	779	United Utilities Group PLC	16,518	190
HSBC Holdings PLC	1,231,419	9,261	Vodafone Group PLC	1,263,120	3,468
Imperial Tobacco Group PLC	35,061	1,695	Weir Group PLC (The)	3,715	77
Inchcape PLC	88,585	705	William Hill PLC	26,951	98
Informa PLC	49,616	408	Wm Morrison Supermarkets PLC	301,562	836
InterContinental Hotels Group PLC	1,946	75

See accompanying notes which are an integral part of the financial statements.

Select International Equity Fund 753

Russell Investment Company
Select International Equity Fund

Schedule of Investments, continued — October 31, 2016

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal		Fair		Principal		Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
WPP PLC	115,782		2,516	Russell U.S. Cash Collateral Fund(×)	701,480	(8)	701
			100,285	Total Other Securities
				(cost $701)			701
United States - 0.4%
Autoliv, Inc.	5,685		550
Ball Corp.	2,455		189	Total Investments 99.3%
Carnival PLC	32,964		1,587	(identified cost $766,396)			744,235
Samsonite International SA	56,100		176
Seagate Technology PLC	15,663		537	Other Assets and Liabilities, Net
Sensata Technologies Holding NV(Æ)	7,515		269	- 0.7%			5,360
			3,308	Net Assets - 100.0%			749,595

Total Common Stocks
(cost $734,797)			713,580

Investments in Other Funds - 1.0%
Vanguard FTSE Emerging Markets
ETF	196,138		7,404
Total Investments in Other Funds
(cost $7,192)			7,404

Preferred Stocks - 0.9%
Germany - 0.6%
Fuchs Petrolub SE	5,714		255
Henkel AG & Co. KGaA	8,473		1,087
Porsche Automobil Holding SE	24,447		1,318
Sartorius AG	5,852		460
Volkswagen AG	11,253		1,547
			4,667

Japan - 0.2%
Shinkin Central Bank Class A	566		1,242

Sweden - 0.1%
Fastighets AB Balder	13,305		504

Total Preferred Stocks
(cost $7,575)			6,413

Warrants & Rights - 0.0%
Spain - 0.0%
Ferrovial SA(Æ)
2018 Rights	22,681		10

Sweden - 0.0%
Tele2 AB(Æ)
2018 Rights	8,585		3

Total Warrants & Rights
(cost $10)			13

Short-Term Investments - 2.1%
United States - 2.1%
Russell U.S. Cash Management Fund	16,121,166	(8)	16,124
Total Short-Term Investments
(cost $16,121)			16,124

Other Securities - 0.1%

See accompanying notes which are an integral part of the financial statements.

754 Select International Equity Fund

Russell Investment Company
Select International Equity Fund

Schedule of Investments, continued — October 31, 2016

Futures Contracts

Amounts in thousands (except contract amounts)
							Unrealized
							Appreciation
		Number of		Notional		Expiration	(Depreciation)
		Contracts		Amount		Date	$
Long Positions
Euro STOXX 50 Index Futures			90	EUR	2,748	12/16	59
FTSE 100 Index Futures			66	GBP	4,573	12/16	140
MSCI EAFE Mini Index Futures			123	USD	10,244	12/16	(260)
S&P/TSX 60 Index Futures			36	CAD	6,238	12/16	137
SPI 200 Index Futures			36	AUD	4,761	12/16	71
Short Positions
Hang Seng Index Futures			25	HKD	28,631	11/16	82
S&P 500 E-Mini Index Futures			116	USD	12,297	12/16	334
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							563

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty		Sold		Bought		Settlement Date	$
Bank of America	USD	187		AUD	250	12/21/16	3
Bank of America	USD	221		AUD	288	12/21/16	(2)
Bank of America	USD	686		AUD	900	12/21/16	(2)
Bank of America	USD	3		CAD	4	12/21/16	—
Bank of America	USD	23		CAD	30	12/21/16	(1)
Bank of America	USD	38		CAD	50	12/21/16	(1)
Bank of America	USD	61		CAD	80	12/21/16	(1)
Bank of America	USD	352		CAD	461	12/21/16	(8)
Bank of America	USD	1,109		CHF	1,100	12/21/16	5
Bank of America	USD	57		EUR	51	12/21/16	(1)
Bank of America	USD	679		EUR	600	12/21/16	(19)
Bank of America	USD	107		GBP	83	12/21/16	(5)
Bank of America	USD	129		HKD	1,000	12/21/16	—
Bank of America	USD	202		SEK	1,800	12/21/16	(2)
Bank of America	AUD	300		USD	230	12/21/16	2
Bank of America	CAD	30		USD	23	12/21/16	1
Bank of America	CAD	30		USD	23	12/21/16	—
Bank of America	CAD	40		USD	30	12/21/16	—
Bank of America	CAD	50		USD	38	12/21/16	1
Bank of America	CAD	80		USD	60	12/21/16	1
Bank of America	CAD	100		USD	77	12/21/16	2
Bank of America	CAD	100		USD	76	12/21/16	1
Bank of America	CAD	100		USD	76	12/21/16	1
Bank of America	CAD	150		USD	114	12/21/16	3
Bank of America	CAD	200		USD	149	12/21/16	—
Bank of America	CAD	850		USD	635	12/21/16	1
Bank of America	EUR	150		USD	169	12/21/16	4
Bank of America	EUR	200		USD	219	12/21/16	(1)
Bank of America	GBP	100		USD	132	12/21/16	10
Bank of America	GBP	1,100		USD	1,345	12/21/16	(3)
Bank of America	HKD	1,146		USD	148	12/21/16	—
Bank of America	JPY	12,000		USD	118	12/21/16	3
Bank of America	NZD	500		USD	364	12/21/16	7
Bank of New York	CAD	40		USD	31	12/21/16	1
Bank of New York	CAD	100		USD	76	12/21/16	1
Brown Brothers Harriman	USD	124		GBP	100	12/21/16	(1)
Brown Brothers Harriman	CAD	100		USD	76	12/21/16	1

See accompanying notes which are an integral part of the financial statements.

Select International Equity Fund 755

Russell Investment Company
Select International Equity Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Brown Brothers Harriman	CAD	100	USD	75	12/21/16	—
Brown Brothers Harriman	CAD	360	USD	272	12/21/16	4
Citigroup	USD	76	CAD	100	12/21/16	(1)
Citigroup	CAD	100	USD	78	12/21/16	3
Royal Bank of Canada	USD	3,130	EUR	2,800	12/21/16	(49)
Royal Bank of Canada	USD	1,559	GBP	1,200	12/21/16	(88)
Royal Bank of Canada	USD	2,448	JPY	250,000	12/21/16	(59)
Royal Bank of Canada	AUD	200	USD	151	12/21/16	(1)
Royal Bank of Canada	CAD	200	USD	155	12/21/16	6
Royal Bank of Canada	NOK	2,000	USD	240	12/21/16	(2)
Royal Bank of Canada	NZD	2,400	USD	1,744	12/21/16	31
Royal Bank of Canada	SEK	16,000	USD	1,867	12/21/16	90
State Street	USD	3,522	AUD	4,600	12/21/16	(27)
State Street	USD	6,408	AUD	8,370	12/21/16	(48)
State Street	USD	78	CAD	100	12/21/16	(3)
State Street	USD	453	CAD	585	12/21/16	(16)
State Street	USD	1,215	CAD	1,600	12/21/16	(21)
State Street	USD	3,869	CAD	5,000	12/21/16	(140)
State Street	USD	9,749	CAD	12,600	12/21/16	(352)
State Street	USD	3,056	EUR	2,700	12/21/16	(85)
State Street	USD	1,931	GBP	1,450	12/21/16	(154)
State Street	USD	3,769	GBP	2,900	12/21/16	(215)
State Street	USD	10,654	GBP	8,000	12/21/16	(852)
State Street	USD	103	HKD	800	12/21/16	—
State Street	USD	1,872	HKD	14,500	12/21/16	(1)
State Street	USD	1,700	JPY	170,000	12/21/16	(75)
State Street	USD	1,974	JPY	200,000	12/21/16	(63)
State Street	USD	4,397	NZD	5,950	12/21/16	(150)
State Street	CAD	50	USD	38	12/21/16	1
State Street	EUR	18,550	USD	20,993	12/21/16	583
State Street	GBP	2,600	USD	3,379	12/21/16	193
State Street	HKD	14,000	USD	1,806	12/21/16	1
State Street	HKD	14,800	USD	1,910	12/21/16	1
State Street	JPY	188,000	USD	1,855	12/21/16	59
State Street	JPY	1,268,000	USD	12,515	12/21/16	400
State Street	NOK	22,400	USD	2,737	12/21/16	26
State Street	SEK	16,550	USD	1,974	12/21/16	137
UBS	AUD	200	USD	152	12/21/16	—
UBS	CAD	200	USD	152	12/21/16	3
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(863)

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Common Stocks
Australia	$—	$36,502	$—	$—	$36,502	4.9
Austria	—	4,424	—	—	4,424	0.6
Belgium	2,821	6,006	—	—	8,827	1.2
Canada	54,878	—	—	—	54,878	7.3

See accompanying notes which are an integral part of the financial statements.

756 Select International Equity Fund

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Schedule of Investments, continued — October 31, 2016

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Denmark	—	11,352	—	—	11,352	1.5
Finland	—	9,533	—	—	9,533	1.3
France	651	63,318	—	—	63,969	8.5
Germany	88	59,125	—	—	59,213	7.9
Hong Kong	—	25,253	47	—	25,300	3.4
Ireland	1,306	5,182	—	—	6,488	0.9
Israel	564	3,373	—	—	3,937	0.5
Italy	—	14,388	—	—	14,388	1.9
Japan	—	162,352	—	—	162,352	21.6
Jersey	—	2,330	—	—	2,330	0.3
Luxembourg	—	1,848	—	—	1,848	0.2
Netherlands	2,597	24,288	—	—	26,885	3.6
New Zealand	—	1,150	—	—	1,150	0.2
Norway	—	6,022	—	—	6,022	0.8
Portugal	—	2,589	3	—	2,592	0.3
Singapore	470	6,780	—	—	7,250	1.0
South Africa	—	807	—	—	807	0.1
Spain	—	23,087	—	—	23,087	3.1
Sweden	—	18,593	—	—	18,593	2.5
Switzerland	857	57,403	—	—	58,260	7.8
United Kingdom	1,205	99,076	4	—	100,285	13.4
United States	1,545	1,763	—	—	3,308	0.4
Investments in Other Funds	7,404	—	—	—	7,404	1.0
Preferred Stocks	—	6,413	—	—	6,413	0.9
Warrants & Rights	10	3	—	—	13	—*
Short-Term Investments	—	—	—	16,124	16,124	2.1
Other Securities	—	—	—	701	701	0.1
Total Investments	74,396	652,960	54	16,825	744,235	99.3
Other Assets and Liabilities, Net						0.7
						100.0

Other Financial Instruments
Assets
Futures Contracts	823	—	—	—	823	0.1
Foreign Currency Exchange Contracts	—	1,586	—	—	1,586	0.2
A
Liabilities
Futures Contracts	(260)	—	—	—	(260)	(—)*
Foreign Currency Exchange Contracts	—	(2,449)	—	—	(2,449)	(0.3)
Total Other Financial Instruments**	$563	$(863)	$—	$—	$(300)

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.

See accompanying notes which are an integral part of the financial statements.

Select International Equity Fund 757

Russell Investment Company
Select International Equity Fund

Schedule of Investments, continued — October 31, 2016

(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2016 were less than 1% of net assets.

Amounts in thousands
Fair Value
Sector Exposure	$
Consumer Discretionary	96,774
Consumer Staples	55,635
Energy	48,117
Financial Services	208,752
Health Care	65,315
Materials and Processing	69,027
Producer Durables	98,172
Technology	33,542
Utilities	52,063
Warrants and Rights	13
Short-Term Investments	16,124
Other Securities	701
Total Investments	744,235

See accompanying notes which are an integral part of the financial statements.

758 Select International Equity Fund

Russell Investment Company
Select International Equity Fund

Fair Value of Derivative Instruments — October 31, 2016

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$1,586
Variation margin on futures contracts*	823	—
Total	$823	$1,586

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$260	$—
Unrealized depreciation on foreign currency exchange contracts	—	2,449
Total	$260	$2,449
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$(270)	$—
Foreign currency-related transactions**	—	(1,322)
Total	$(270)	$(1,322)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$260	$—
Foreign currency-related transactions***	—	(1,259)
Total	$260	$(1,259)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Select International Equity Fund 759

Russell Investment Company
Select International Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2016

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts		of Assets
			Gross	Offset in the	Presented in
			Amounts of	Statement of	the Statement
			Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets		Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value		$671	$—	$671
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts		1,586	—	1,586
Futures Contracts	Variation margin on futures contracts		52	—	52
Total Financial and Derivative Assets			2,309	—	2,309
Financial and Derivative Assets not subject to a netting agreement			(52)	—	(52)
Total Financial and Derivative Assets subject to a netting agreement			$2,257	$—	$2,257

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
			Gross Amounts Not Offset in
			the Statement of Assets and
			Liabilities

		Net Amounts
		of Assets
		Presented in
		the Statement	Financial and
		of Assets and	Derivative	Collateral
Counterparty		Liabilities	Instruments	Received^	Net Amount
Bank of America		$45	$45	$—	$—
Bank of New York		2	—	—	2
Brown Brothers Harriman		5	1	—	4
Citigroup		176	1	173	2
Credit Suisse		200	—	200	—
Fidelity		176	—	176	—
Goldman Sachs		122	—	122	—
Royal Bank of Canada		128	128	—	—
State Street		1,400	1,400	—	—
UBS		3	—	—	3
Total		$2,257	$1,575	$671	$11

See accompanying notes which are an integral part of the financial statements.

760 Select International Equity Fund

Russell Investment Company
Select International Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2016

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$52	$—	$52
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	2,449	—	2,449
Total Financial and Derivative Liabilities		2,501	—	2,501
Financial and Derivative Liabilities not subject to a netting agreement		(52)	—	(52)
Total Financial and Derivative Liabilities subject to a netting agreement		$2,449	$—	$2,449

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$46	$45	$—	$1
Brown Brothers Harriman	1	1	—	—
Citigroup	1	1	—	—
Royal Bank of Canada	200	128	—	72
State Street	2,201	1,400	—	801
Total	$2,449	$1,575	$—	$874

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Select International Equity Fund 761

Russell Investment Company
Select International Equity Fund

Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$766,396
Investments, at fair value(*)(>)	744,235
Cash (restricted)(a)	2,600
Foreign currency holdings(^)	2,325
Unrealized appreciation on foreign currency exchange contracts	1,586
Receivables:
Dividends and interest	1,939
Dividends from affiliated Russell funds	9
Fund shares sold	34
Foreign capital gains taxes recoverable	1,324
Variation margin on futures contracts	52
Prepaid expenses	1
Total assets	754,105

Liabilities
Payables:
Investments purchased	14
Fund shares redeemed	851
Accrued fees to affiliates	245
Other accrued expenses	198
Variation margin on futures contracts	52
Unrealized depreciation on foreign currency exchange contracts	2,449
Payable upon return of securities loaned	701
Total liabilities	4,510

Net Assets	$749,595

See accompanying notes which are an integral part of the financial statements.

762 Select International Equity Fund

Russell Investment Company
Select International Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$14,336
Accumulated net realized gain (loss)	(94,224)
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	(22,161)
Futures contracts	563
Foreign currency-related transactions	(962)
Shares of beneficial interest	873
Additional paid-in capital	851,170
Net Assets	$749,595

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class R6(#)	$8.59
Class R6 — Net assets	$110,273
Class R6 — Shares outstanding ($.01 par value)	12,837
Net asset value per share: Class S(#)	$8.58
Class S — Net assets	$2,517,366
Class S — Shares outstanding ($.01 par value)	293,231
Net asset value per share: Class T(#)	$8.59
Class T — Net assets	$867,235
Class T — Shares outstanding ($.01 par value)	100,910
Net asset value per share: Class Y(#)	$8.59
Class Y — Net assets	$746,100,353
Class Y — Shares outstanding ($.01 par value)	86,860,247
Amounts in thousands
(^) Foreign currency holdings - cost	$2,356
(*) Securities on loan included in investments	$671
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$16,825
(a) Cash Collateral for Futures	$2,600
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Select International Equity Fund 763

Russell Investment Company
Select International Equity Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Dividends	$26,503
Dividends from affiliated Russell funds	83
Securities lending income (net)	5
Less foreign taxes withheld	(2,379)
Total investment income	24,212

Expenses
Advisory fees	3,499
Administrative fees	375
Custodian fees	455
Transfer agent fees - Class R6	—**
Transfer agent fees - Class S	4
Transfer agent fees - Class T	3
Transfer agent fees - Class Y	34
Professional fees	75
Registration fees	109
Trustees’ fees	25
Printing fees	7
Offering fees	—**
Miscellaneous	22
Expenses before reductions	4,608
Expense reductions	(1,150)
Net expenses	3,458
Net investment income (loss)	20,754

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	(84,463)
Futures contracts	(270)
Foreign currency-related transactions	(2,147)
Net realized gain (loss)	(86,880)
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	41,832
Futures contracts	260
Foreign currency-related transactions	(1,332)
Net change in unrealized appreciation (depreciation)	40,760
Net realized and unrealized gain (loss)	(46,120)
Net Increase (Decrease) in Net Assets from Operations	$(25,366)

** Less than $500.

See accompanying notes which are an integral part of the financial statements.

764 Select International Equity Fund

Russell Investment Company
Select International Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$20,754	$20,070
Net realized gain (loss)	(86,880)	(10,135)
Net change in unrealized appreciation (depreciation)	40,760	(56,663)
Net increase (decrease) in net assets from operations	(25,366)	(46,728)

Distributions
From net investment income
Class S	(33)	—
Class T	(76)	—
Class Y	(22,981)	(755)
Net decrease in net assets from distributions	(23,090)	(755)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(68,393)	802,026
Total Net Increase (Decrease) in Net Assets	(116,849)	754,543

Net Assets
Beginning of period	866,444	111,901
End of period	$749,595	$866,444
Undistributed (overdistributed) net investment income included in net assets	$14,336	$18,437

See accompanying notes which are an integral part of the financial statements.

Select International Equity Fund 765

Russell Investment Company
Select International Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Class R6(2)
Proceeds from shares sold	13	$100	—	$—
Payments for shares redeemed	—	—	—	—
Net increase (decrease)	13	100	—	—
Class S(1)
Proceeds from shares sold	237	1,985	235	2,236
Proceeds from reinvestment of distributions	4	33	—	—
Payments for shares redeemed	(132)	(1,140)	(51)	(474)
Net increase (decrease)	109	878	184	1,762
Class T(1)
Proceeds from shares sold	70	589	324	3,130
Proceeds from reinvestment of distributions	9	76	—	—
Payments for shares redeemed	(276)	(2,289)	(26)	(244)
Net increase (decrease)	(197)	(1,624)	298	2,886
Class Y
Proceeds from shares sold	9,715	79,026	95,343	920,901
Proceeds from reinvestment of distributions	2,713	22,981	82	755
Payments for shares redeemed	(19,942)	(169,754)	(12,928)	(124,278)
Net increase (decrease)	(7,514)	(67,747)	82,497	797,378
Total increase (decrease)	(7,589)	$(68,393)	82,979	$802,026

(1) For the period January 5, 2015 (commencement of operations) to October 31, 2015.
(2) For the period March 1, 2016 (commencement of operations) to October 31, 2016.

See accompanying notes which are an integral part of the financial statements.

766 Select International Equity Fund

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Russell Investment Company
Select International Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	$
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Total Distributions
Class R6
October 31, 2016(8)	7.79	.19	.61	.80	—	—

Class S
October 31, 2016	9.12	.21	(.52)	(.31)	(.23)	(.23)
October 31, 2015(5)	9.07	.23	(.18)	.05	—	—

Class T
October 31, 2016	9.14	.22	(.52)	(.30)	(.25)	(.25)
October 31, 2015(5)	9.07	.22	(.15)	.07	—	—

Class Y
October 31, 2016	9.13	.23	(.52)	(.29)	(.25)	(.25)
October 31, 2015	9.42	.29	(.52)	(.23)	(.06)	(.06)
October 31, 2014(4)	10.00	.05	(.63)	(.58)	—	—

See accompanying notes which are an integral part of the financial statements.

768 Select International Equity Fund

			%	%	%
$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Period	Return(b)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

8.59	10.27	110.62		.47	3.32	57

8.58	(3.35)	2,518.78		.64	2.49	57
9.12	.55	1,679.84		.64	2.91	25

8.59	(3.25)	867.79		.49	2.62	57
9.14	.77	2,724.84		.49	2.77	25

8.59	(3.11)	746,100.59		.44	2.67	57
9.13	(2.43)	862,041.65		.44	3.07	25
9.42	(5.80)	111,901.87		.44	1.90	7

See accompanying notes which are an integral part of the financial statements.

Select International Equity Fund 769

Russell Investment Company
Select International Equity Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Advisory fees	$207,765
Administration fees	31,019
Transfer agent fees	3,277
Trustee fees	2,679
$244,740

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
Russell U.S. Cash Collateral Fund $	—	$12,784	$12,083	$—	$—	$701	$2	$—
Russell U.S. Cash Management Fund	2,875	352,389	339,144	1	3	16,124	83	—
	$2,875	$365,173	$351,227	$1	$3	$16,825	$85	$—

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$775,116,439
Unrealized Appreciation	$64,967,315
Unrealized Depreciation	(95,848,930)
Net Unrealized Appreciation (Depreciation)	$(30,881,615)
Undistributed Ordinary Income	$14,962,052
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$(86,718,553)
Tax Composition of Distributions
Ordinary Income	$23,089,621

Net investment income and net realized gains (loss) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transactions, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$(1,765)
Accumulated net realized gain (loss)	1,798
Additional paid-in capital	(33)

See accompanying notes which are an integral part of the financial statements.

770 Select International Equity Fund

Russell Investment Company
Russell Funds

Notes to Schedules of Investments — October 31, 2016

Footnotes:
(Æ) Non-Income producing security.
(Ï) Forward commitment.
(Ê) Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(ƒ) Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(ö) Real Estate Investment Trust (REIT).
(µ) Bond is insured by a guarantor.
(Ø) In default.
(ç) At amortized cost, which approximates market value.
(~ ) Rate noted is yield-to-maturity from date of acquisition.
(æ) Pre-refunded: These bonds are collateralized by U.S. Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date.
(§) All or a portion of the shares of this security are pledged as collateral in connection with futures contracts purchased (sold) or swap contracts entered into by the Fund.
(x) The security is purchased with the cash collateral from securities loaned.
(Ñ) All or a portion of the shares of this security are on loan.
(Þ) Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and is not registered under the Securities Act of 1933.
(Å) Illiquid and restricted security.
(Û) All or a portion of the shares of this security are pledged as collateral in connection with securities sold short.
(ÿ) Notional Amount in thousands.
(8) Unrounded units.
(å) Currency balances were pledged in connection with futures contracts purchased (sold), options written, or swaps entered into by the
Fund. See Statement of Assets and Liabilities.
(ì ) All or a portion of the shares of this security are pledged as collateral in connection with options written contracts.
(v) Loan agreement still pending. Rate not available at period end. 1.000% Rate is used as a placeholder.

Abbreviations:
ADR - American Depositary Receipt
ADS - American Depositary Share
BBR - Bank Bill Rate
BBSW - Bank Bill Swap Reference Rate
BUBOR – Budapest Interbank Offered Rate
CIBOR - Copenhagen Interbank Offered Rate
CME - Chicago Mercantile Exchange
CMO - Collateralized Mortgage Obligation
CVO - Contingent Value Obligation
EMU - European Economic and Monetary Union
EURIBOR - Euro Interbank Offered Rate
FDIC - Federal Deposit Insurance Company
GDR - Global Depositary Receipt
GDS - Global Depositary Share
GSCI – Goldman Sachs Commodity Index
HIBOR – Hong Kong Interbank Offer Rate
JIBAR – Johannesburg Interbank Agreed Rate
KSDA – Korean Securities Dealers Association
LIBOR - London Interbank Offered Rate
MIBOR - Mumbai Interbank Offered Rate
NIBOR - Norwegian Interbank Offered Rate
PIK - Payment in Kind
REMIC - Real Estate Mortgage Investment Conduit
STIBOR – Stockholm Interbank Offered Rate
STRIP - Separate Trading of Registered Interest and Principal of Securities
SFE - Sydney Futures Exchange
TBA - To Be Announced Security
UK - United Kingdom
WTI – West Texas Intermediate
Foreign Currency Abbreviations:

Notes to Schedules of Investments 771

Russell Investment Company
Russell Funds

Notes to Schedules of Investments, continued — October 31, 2016

ARS - Argentine peso	HKD - Hong Kong dollar	PKR - Pakistani rupee
AUD - Australian dollar	HUF - Hungarian forint	PLN - Polish zloty
BRL - Brazilian real	IDR - Indonesian rupiah	RON – Romanian New Leu
CAD - Canadian dollar	ILS - Israeli shekel	RUB - Russian ruble
CHF - Swiss franc	INR - Indian rupee	SEK - Swedish krona
CLP - Chilean peso	ISK - Icelandic krona	SGD - Singapore dollar
CNH – Chinese offshore spot	ITL - Italian lira	SKK - Slovakian koruna
CNY - Chinese renminbi yuan	JPY - Japanese yen	THB - Thai baht
COP - Colombian peso	KES - Kenyan schilling	TRY - Turkish lira
CRC - Costa Rican colon	KRW - South Korean won	TWD - Taiwanese dollar
CZK - Czech koruna	MXN - Mexican peso	USD - United States dollar
DKK - Danish krone	MYR - Malaysian ringgit	UYU – Uruguayan peso
DOP - Dominican peso	NOK - Norwegian krone	VEB - Venezuelan bolivar
EGP - Egyptian pound	NGN – Nigerian naira	VND - Vietnamese dong
EUR - Euro	NZD - New Zealand dollar	ZAR - South African rand
GBP - British pound sterling	PEN - Peruvian nuevo sol
GHS – Ghanaian Cedi	PHP - Philippine peso

772 Notes to Schedules of Investments

Russell Investment Company
Russell Funds

Notes to Financial Highlights — October 31, 2016

(1) For the period February 7, 2012 (commencement of operations) to October 31, 2012.
(2) For the period August 7, 2012 (commencement of operations) to October 31, 2012.
(3) For the period August 16, 2012 (commencement of operations) to October 31, 2012.
(4) For the period August 1, 2014 (commencement of operations) to October 31, 2014.
(5) For the period January 5, 2015 (commencement of operations) to October 31, 2015.
(6) For the period May 4, 2015 (commencement of operations) to October 31, 2015.
(7) For the period June 2, 2015 (commencement of operations) to October 31, 2015.
(8) For the period March 1, 2016 (commencement of operations) to October 31, 2016.
(9) For the period September 23, 2016 (commencement of operations) to October 31, 2016.
(a) Average daily shares outstanding were used for this calculation.
(b) The ratios for periods less than one year are not annualized.
(c) Total return for Class A does not reflect a front-end sales charge. If sales charges were included, the total return would be lower.
(d) May reflect amounts waived and/or reimbursed by Russell Investment Management, LLC (“RIM”) and /or Russell Investments Fund Services, LLC
(“RIFUS”).
(e) The ratios for periods less than one year are annualized.
(f) Less than $.01 per share.
(g) For the Russell U.S. Defensive Equity Fund, the respective annualized net expense ratios, not including the dividends and interest expense from short sales, were as follows:

For the period ended	Class A	Class C	Class E	Class I	Class S	Class Y
October 31, 2016	1.07%	1.83%	1.08%	0.75%	0.83%	0.64%
October 31, 2015	N/A	N/A	N/A	N/A	N/A	N/A
October 31, 2014	N/A	N/A	N/A	N/A	N/A	N/A
October 31, 2013	N/A	N/A	N/A	N/A	N/A	N/A
October 31, 2012	1.09%	1.83%	1.03%	0.76%	0.83%	0.65%

For the Russell U.S. Dynamic Equity Fund, the respective annualized net expense ratios, not including the dividends and interest expense from short sales, were as follows:

For the period ended	Class A	Class C	Class E	Class I	Class S	Class Y
October 31, 2016	1.37%	2.12%	1.37%	1.04%	1.12%	0.93%
October 31, 2015	1.36%	2.11%	1.36%	1.03%	1.11%	0.91%
October 31, 2014	1.34%	2.10%	1.35%	1.00%	1.10%	0.90%
October 31, 2013	1.35%	2.11%	1.36%	0.98%	1.11%	0.91%

For the Russell U.S. Strategic Equity Fund, the respective annualized net expense ratios, not including the dividends and interest expense from short sales, were as follows:

For the period ended	Class A	Class C	Class E	Class S
October 31, 2016	1.02%	1.77%	1.02%	0.77%
October 31, 2015	1.02%	1.77%	1.02%	0.77%
October 31, 2014	1.03%	1.78%	1.03%	0.78%
October 31, 2013	1.10%	1.85%	1.10%	0.85%
October 31, 2012	1.10%	1.85%	1.10%	0.85%

(h) Distributions in excess of accumulated earnings and profits but not in excess of current earnings and profits computed on a tax basis.
(i) Less than .005% of average net assets.
(j) No shares were outstanding since May 1, 2015.
(k) Subsequent to the issuance of the October 31, 2015 financial statements, Management determined that the portfolio turnover rate for this Fund was incorrectly presented within the financial statements as a result of including the impact of securities transferred between Money Managers in the calculation of portfolio turnover rates. Management evaluated the impact of presenting the incorrect portfolio turnover rate and concluded that the October 31, 2015 financial statements were not materially misstated. However, Management concluded it was appropriate to present the correct rate in this and future filings and accordingly, the portfolio turnover rate has been revised from previously presented.

Notes to Financial Highlights 773

Russell Investment Company
Russell Funds

Notes to Financial Highlights, continued — October 31, 2016

(l) Gross and Net Expense Ratios for the period ended October 31, 2016 include a reimbursement from State Street for the overbilling of custody expenses in prior years. Without the reimbursement, each class of the Fund listed below would have been higher by the amount listed below. All other Funds with fee reimbursements were less than 0.005%.

Impact of the fee reimbursement on
Fund	gross and net expense ratios
Russell U.S. Core Equity Fund	0.03%
Russell U.S. Defensive Equity Fund	0.02%
Russell U.S. Small Cap Equity Fund	0.01%
Russell International Developed Markets Fund	0.04%
Russell Emerging Markets Fund	0.01%
Russell Tax-Managed U.S. Mid & Small Cap Fund	0.01%
Russell Investment Grade Bond Fund	0.02%
Russell Short Duration Bond Fund	0.01%

(†) For the Russell Cayman Commodity Strategies Fund, the Financial Highlights are consolidated and include the balance of the Russell Cayman Commodity
Strategies Fund Ltd. (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to the
Financial Statements.

774 Notes to Financial Highlights

Russell Investment Company
Russell Funds

Notes to Financial Statements — October 31, 2016

1. Organization
Russell Investment Company (the “Investment Company” or “RIC”) is a series investment company with 41 different investment portfolios referred to as funds (each a “Fund” and collectively the “Funds”). These financial statements report on 27 of these
Funds. The Investment Company is registered under the Investment Company Act of 1940, as amended (“Investment Company
Act”), as an open-end management investment company. It is organized and operated as a Massachusetts business trust under a
Second Amended and Restated Master Trust Agreement dated October 1, 2008, as amended (“Master Trust Agreement”), and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Investment Company’s Master Trust
Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest. Each of the
Funds, except the Unconstrained Total Return Fund, is diversified. Under the Investment Company Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five percent of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.
2. Significant Accounting Policies
The Funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”)
which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017.
Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Funds’
financial statements and related disclosures.

Security Valuation
The Funds value portfolio securities according to Board-approved securities valuation procedures which include market and fair value procedures. The Board has delegated the responsibility for administration of the securities valuation procedures to Russell
Investments Fund Services, LLC ("RIFUS").

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Inputs other than quoted prices included within Level 1 that are observable, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs such as interest rates, yield curves, implied volatilities, credit spreads or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by RIFUS, acting at the discretion of the Board, that are used in determining the fair value of investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised

Notes to Financial Statements 775

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2016

in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The valuation techniques and significant inputs used in determining the fair market values of financial instruments categorized as
Level 1 and Level 2 of the fair value hierarchy are as follows:

Equity securities, including common and preferred stock, short securities and restricted securities that are traded on a national securities exchange (or reported on the NASDAQ national market), are stated at the last reported sales price on the day of valuation or official closing price, as applicable. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 of the fair value hierarchy. Certain foreign equity securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and the movement of certain indexes of securities, based on the statistical analysis of historical relationships. Foreign equity securities prices as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities including corporate, convertible, U.S. government agency, municipal bonds and notes, U.S. treasury obligations, sovereign issues, bank loans, bank notes and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads and default rates. Such fixed income securities that use pricing service internal models as described above are categorized as Level
2 of the fair value hierarchy. Such fixed income securities that use broker dealer quotations are categorized as Level 3 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis and marked-to-market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, including estimated cash flows of each tranche, market-based yield spreads for each tranche, and current market data, as well as incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use these and similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in privately held investment funds will be valued based upon the net asset value (“NAV”) of such investments.
The Funds have adopted the authoritative guidance under U.S. GAAP for estimating the fair value of investments in funds that have calculated NAV per share in accordance with the specialized accounting guidance for investment companies. Accordingly, the Funds estimate the fair value of an investment in a fund using the NAV per share without further adjustment as a practical expedient, if the NAV per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Derivative instruments are instruments such as foreign currency contracts, futures contracts, options contracts, or swap agreements that derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors.
Derivatives may be classified into two groups depending upon the way that they are traded: privately traded over-the-counter
(“OTC”) derivatives that do not go through an exchange or intermediary and exchange-traded derivatives that are traded through specialized derivatives exchanges or other regulated exchanges. OTC derivatives are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative instrument can be estimated by a pricing service provider using a series of techniques, including simulation pricing models.
The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. OTC derivatives that use these and similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy, with the exception of foreign currency spot contracts which

776 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2016

are categorized as Level 1 of the fair value hierarchy. OTC derivatives that use broker dealer quotations are categorized as level 3 of the fair value hierarchy. Exchange-traded derivatives are valued based on the last reported sales price on the day of valuation and are categorized as Level 1 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the NAV of Fund shares is determined may be reflected in the calculation of NAV for each applicable
Fund when the Fund deems that the particular event or circumstance would materially affect such Fund’s NAV. Funds that invest primarily in frequently traded exchange-listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities use fair value pricing daily, as events may occur between the close of foreign markets and the time of pricing. Although there are observable inputs assigned on a security level, prices are derived from factors using proprietary models or matrix pricing. For this reason, fair value factors will cause movement between Levels 1 and 2. Significant events that could trigger fair value pricing of one or more securities include: a company development such as a material business development; a natural disaster or emergency situation; or an armed conflict.

The NAV of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem Fund shares, since foreign securities can trade on non-business days.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of year end.

The Russell U.S. Core Equity, Russell U.S. Defensive Equity, Russell U.S. Dynamic Equity, Russell U.S. Strategic Equity, Russell
U.S. Large Cap Equity, Russell U.S. Mid Cap Equity, Russell U.S. Small Cap Equity, Russell International Developed Markets,
Russell Global Equity, Russell Tax-Managed U.S. Large Cap, Russell Tax-Managed U.S. Mid & Small Cap, Russell Tax-Managed
International Equity, Unconstrained Total Return, Russell Tax Exempt High Yield Bond, Russell Tax Exempt Bond, Russell
Commodity Strategies, Russell Global Real Estate Securities, Russell Strategic Call Overwriting, Select U.S. Equity, and Select
International Equity Funds had no transfers between Levels 1, 2 and 3 for the period ended October 31, 2016, other than those caused by application of fair value factors.

The Russell Global Opportunistic Credit, Russell Strategic Bond, Russell Investment Grade Bond, Russell Short Duration Bond
and Russell Emerging Markets Funds had transfers out of Level 2 into Level 3 representing financial instruments for which pricing had been determined using observable inputs that became unobservable. The amounts transferred were as follows:

Russell Global Opportunistic Credit Fund	$3,054,650
Russell Strategic Bond Fund	4,703,210
Russell Investment Grade Bond Fund	8,083
Russell Short Duration Bond Fund	27
Russell Emerging Markets Fund	1,918,609

The Russell Strategic Bond, Russell Short Duration Bond, Russell Global Infrastructure and Multi-Strategy Income Funds had
transfers out of Level 3 into Level 2 representing financial instruments for which pricing had been determined using unobservable inputs that became observable. The amounts transferred were as follows:

Russell Strategic Bond Fund	$5,180,657
Russell Short Duration Bond Fund	2,844,643
Russell Global Infrastructure Fund	8,783,976
Russell Multi-Strategy Income Fund	126,916

Level 3 Fair Value Investments
The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Notes to Financial Statements 777

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2016

Securities and other assets for which market quotes are not readily available, or are not reliable, are valued at fair value as determined in good faith by RIFUS and are categorized as Level 3 of the fair value hierarchy. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes). When RIFUS applies fair valuation methods that use significant unobservable inputs to determine a Fund’s NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but instead may be priced by another method that RIFUS believes accurately reflects fair value and will be categorized as Level 3 of the fair value hierarchy. Fair value pricing may require subjective determinations about the value of a security. While the securities valuation procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the process cannot guarantee that fair values determined by RIFUS would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the security was sold.

RIFUS employs third party pricing vendors to provide fair value measurements. RIFUS oversees third-party pricing service providers in order to support the valuation process throughout the year.

The significant unobservable input used in fair value measurement of certain of the Funds’ preferred equity securities is the redemption value calculated on a fully-diluted basis if converted to common stock. Significant increases or decreases in the redemption value would have a direct and proportional impact to fair value.

The significant unobservable input used in the fair value measurement of certain Funds’ debt securities is the yield to worst ratio.
Significant increases (decreases) in the yield to worst ratio would result in a lower (higher) fair value measurement.

These significant unobservable inputs are further disclosed in the Presentation of Portfolio Holdings for each respective Fund as applicable.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, RIFUS may elect to obtain indicative market quotations (“broker quotes”) directly from the broker or passed through from a third party vendor. In the event that the source of fair value is from a single source broker quote, these securities are classified as Level 3 per the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received on a daily basis, RIFUS does not have the transparency to view the underlying inputs which support the broker quotes. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security. There is a third-party pricing exception to the quantitative disclosure requirement when prices are not determined by the reporting entity. RIFUS is exercising this exception and has made a reasonable attempt to obtain quantitative information from the third party pricing vendors regarding the unobservable inputs used.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that present changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, a Level 3 reconciliation and an additional disclosure about fair value measurements, if any, has been included in the Presentation of Portfolio Holdings for each respective Fund.

Investment Transactions
Investment transactions are reflected as of the trade date for financial reporting purposes. This may cause the NAV stated in the financial statements to be different from the NAV at which shareholders may transact. Realized gains and losses from securities transactions, if applicable, are recorded on the basis of specific identified cost incurred within a particular Fund.

Investment Income
Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend, subsequent to the ex-dividend date. To the extent the dividend represents a return of capital or capital gain for tax purposes, reclassifications are made which may be based on management’s estimates. Interest income is recorded daily on the accrual basis. The Funds classify gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income. All premiums and discounts, including original issue discounts, are amortized/ accreted using the effective interest method. Debt obligation securities may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful.

778 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2016

Federal Income Taxes
Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

For each year, each Fund intends to qualify or continue to qualify as a regulated investment company under Subchapter M of the
Internal Revenue Code of 1986, as amended (the “Code”) and intends to distribute all of its taxable income and capital gains.
Therefore, no federal income tax provision is required for the Funds.

The Russell Commodity Strategies Fund intends to gain exposure indirectly to commodities markets by investing in a wholly-owned subsidiary which is organized as a company under the laws of the Cayman Islands and may invest in commodity index-linked instruments and other commodity-linked instruments and derivative instruments. In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. However, the IRS has also issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity-linked notes is qualifying income and that income derived from a wholly-owned subsidiary will also constitute qualifying income, even if the subsidiary itself owns commodity-linked swaps and other commodity-linked derivative instruments. Although those private letter rulings can be relied on only by the taxpayers to whom they were issued, based on the reasoning in such rulings, the Russell
Commodity Strategies Fund may seek to gain exposure to the commodity markets primarily through investments in commodity-
linked notes and, through investments in its Subsidiary (as defined in note 3), commodity-linked swaps and other commodity-
linked derivative instruments. The IRS recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a
“security” under the 1940 Act. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Funds’
income inclusions with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. The ability of the
Russell Commodity Strategies Fund to qualify for regulated investment company status under the Code could be jeopardized if it is unable to treat its income from commodity-linked notes and a wholly-owned subsidiary as qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives and the Russell Commodity Strategy Fund's investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulation and/or guidance issued by the IRS that could affect the character, timing and/or amount the Fund's taxable income or any gains and distributions made by the Fund.

The Funds comply with the authoritative guidance for uncertainty in income taxes which requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management determined that no accruals need to be made in the financial statements due to uncertain tax positions. Management continually reviews and adjusts the Funds’ liability for income taxes based on analyses of tax laws and regulations, as well as their interpretations, and other relevant factors.

Each Fund files a U.S. tax return. At October 31, 2016, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ended October 31, 2013 through October 31, 2015, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders
For all Funds, income and capital gain distributions, if any, are recorded on the ex-dividend date. Income distributions are generally declared and paid according to the following schedule:

Notes to Financial Statements 779

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2016

Declared	Payable	Funds
Monthly	Early in the following month	Russell Global Opportunistic Credit, Unconstrained Total Return,
Russell Strategic Bond, Russell Investment Grade Bond, Russell
Short Duration Bond, Russell Tax Exempt High Yield Bond and
Russell Tax Exempt Bond Funds
Quarterly	April, July, October and December	Russell U.S. Core Equity, Russell U.S. Defensive Equity, Russell
U.S. Dynamic Equity, Russell U.S. Strategic Equity, Russell U.S.
Large Cap Equity, Russell U.S. Mid Cap Equity, Russell Global
Infrastructure, Russell Global Real Estate Securities, Russell
Multi-Strategy Income, Russell Strategic Call Overwriting and
Select U.S. Equity Funds
Annually	Mid-December	Russell U.S. Small Cap Equity, Russell International Developed
Markets, Russell Global Equity, Russell Emerging Markets,
Russell Tax-Managed U.S. Large Cap, Russell Tax-Managed U.S.
Mid & Small Cap, Russell Tax-Managed International Equity,
Russell Commodity Strategies and Select International Equity
Funds

The Funds intend to distribute substantially all of the distributions they receive from real estate investment trust ("REIT")
investments, less expenses, as well as income from other investments. Such distributions may be comprised of income, return of capital, and capital gains. The Funds may also realize capital gains on the sale of its REIT shares and other investments.

Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) on investments and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss, wash sale deferrals and capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their NAVs.

Expenses
The Funds pay their own expenses other than those expressly assumed by Russell Investment Management, LLC (“RIM”), the
Funds’ adviser, or RIFUS. Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Class Allocation
Each of the Funds presented herein may offer certain of the following classes of shares: Class A, Class C, Class E, Class I, Class R6,
Class S, Class T and Class Y. All share classes have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications and the same terms and conditions. The separate classes of shares differ principally in the applicable transfer agent fees, distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), investment income and expenses, with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts and transactions of the Funds are translated into U.S. dollars on the following basis:

(a) Fair value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

(b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

Net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities;
sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the

780 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2016

difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S.
dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in the exchange rates.

The Funds do not isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes, the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

Capital Gains Taxes
The Russell International Developed Markets, Russell Global Equity, Russell Emerging Markets, Russell Tax-Managed International
Equity, Russell Global Opportunistic Credit, Russell Global Infrastructure, Russell Global Real Estate Securities, Russell Multi-
Strategy Income and Select International Equity Funds may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which they invest. The Funds may record a deferred capital gains tax liability with respect to the unrealized appreciation on foreign securities for potential capital gains and repatriation taxes as of October 31, 2016. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statements of Assets and Liabilities. The amounts related to capital gains and repatriation taxes are included in net realized gain (loss) on investments in the Statements of Operations for the following Funds:

	Deferred Capital
	Gains Tax	Capital Gains
	Liability	Taxes
Russell International Developed Markets Fund	$36,011	$108,480
Russell Global Equity Fund	170,362	4,918
Russell Emerging Markets Fund	3,332,938	1,702,197
Russell Tax-Managed International Equity Fund	133,267	11,044
Russell Global Opportunistic Credit Fund	210,396	93,197
Russell Global Infrastructure Fund	39,156	—
Russell Global Real Estate Securities Fund	7	—
Russell Multi-Strategy Income Fund	11,978	14,153

Derivatives
Certain Funds may invest in derivatives. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps and forwards. These instruments offer unique characteristics and risks that facilitate the Funds’ investment strategies.

The Funds typically use derivatives in three ways: exposing cash to markets, hedging and return enhancement. In addition, certain
Funds may enter into foreign exchange contracts for trade settlement purposes. Certain Funds may pursue their strategy of being fully invested by exposing cash to the performance of appropriate markets by purchasing securities and/or derivatives. This is intended to cause the Funds to perform as though cash were actually invested in those markets.

Hedging may be used by certain Funds to limit or control risks, such as adverse movements in exchange rates and interest rates.
Return enhancement can be accomplished through the use of derivatives in a Fund, including using derivatives as a substitute for holding physical securities, and using them to express various macro views (e.g., interest rate movements, currency movements, and macro credit strategies). By purchasing certain instruments, the Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks include, but are not limited to, market risk, liquidity risk, leveraging risk, counterparty risk, basis risk, reinvestment risk, political risk, prepayment risk, extension risk, valuation risk and credit risk.

Futures, certain options and cleared swaps are traded or cleared on an exchange or central exchange clearing house. Exchange-
traded or exchange-cleared transactions generally present less counterparty risk to a Fund. The exchange’s clearing house stands between the Fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the clearing house and the clearing member. Cleared swap contracts are subject to clearing house rules, including initial and variation margin

Notes to Financial Statements 781

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2016

requirement, daily settlement of obligations and the clearing house guarantee of payments to the broker. There is, however, still counterparty risk due to the insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral and margin requirements for exchange-traded or exchange-cleared derivatives are established through regulation, as well as set by the broker or applicable clearing house. Margin for exchange-traded and exchange-cleared transactions are detailed in the Statements of Assets and Liabilities as cash held at the broker for futures contracts and cash held at the broker for swap contracts, respectively. Securities pledged by a Fund for exchange-
traded and exchange-cleared transactions are noted as collateral or margin requirements in the Schedule of Investments. Typically, the Funds and counterparties are not permitted to sell, repledge, rehypothecate or otherwise use collateral pledged by the other party unless explicitly permitted by each respective governing agreement.

In December 2015, the SEC proposed new regulations applicable to a mutual fund's use of derivatives. If adopted as proposed, these regulations could potentially limit or impact a Fund's ability to invest in derivatives and negatively affect the Fund's performance and ability to pursue its stated investment objectives

The effects of derivative instruments, categorized by risk exposure, on the Statements of Assets and Liabilities and the Statements
of Operations, for the period ended October 31, 2016, if applicable, are disclosed in the Fair Value of Derivative Instruments table following each applicable Fund’s Schedule of Investments.

Foreign Currency Exchange Contracts
Certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts (“FX contracts”). From time to time, certain Funds may enter into FX contracts to hedge certain foreign currency-denominated assets.
FX contracts are recorded at fair value. Certain risks may arise upon entering into these FX contracts from the potential inability of counterparties to meet the terms of their FX contracts and are generally limited to the amount of unrealized gain on the FX contracts, if any, that are disclosed in the Statements of Assets and Liabilities.

For the period ended October 31, 2016, the following Funds entered into foreign currency exchange contracts primarily for the strategies listed below:

Funds	Strategies
Russell International Developed Markets Fund	Return enhancement, hedging, exposing cash to markets, and trade settlement
Russell Global Equity Fund	Return enhancement, hedging, exposing cash to markets, and trade settlement
Russell Emerging Markets Fund	Hedging, exposing cash to markets, and trade settlement
Russell Tax-Managed International Equity Fund	Return enhancement, hedging, exposing cash to markets and trade settlement
Russell Global Opportunistic Credit Fund	Return enhancement and hedging
Unconstrained Total Return Fund	Return enhancement and hedging
Russell Strategic Bond Fund	Return enhancement and hedging
Russell Investment Grade Bond Fund	Return enhancement and hedging
Russell Short Duration Bond Fund	Return enhancement and hedging
Russell Global Infrastructure Fund	Exposing cash to markets and trade settlement
Russell Global Real Estate Securities Fund	Exposing cash to markets and trade settlement
Russell Multi-Strategy Income Fund	Return enhancement, hedging, and exposing cash to markets
Select International Equity Fund	Return enhancement, hedging, exposing cash to markets, and trade settlement

The Funds’ foreign currency contract notional dollar values outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following tables illustrate the quarterly volume of foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD.

782 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2016

		Outstanding Contract Amounts Sold
Quarter Ended	January 31, 2016	April 30, 2016	July 31, 2016	October 31, 2016
Russell International Developed Markets Fund	$1,473,722,553	$960,839,549	$1,285,990,222	$1,115,146,599
Russell Global Equity Fund	1,422,206,405	964,714,966	913,907,305	799,690,896
Russell Emerging Markets Fund	596,135,028	404,279,903	585,725,094	661,096,623
Russell Tax-Managed International Equity Fund	—	133,990,518	207,977,197	194,847,085
Russell Global Opportunistic Credit Fund	492,167,910	607,209,606	592,630,870	601,906,664
Unconstrained Total Return Fund	—	—	—	67,142,670
Russell Strategic Bond Fund	1,449,591,361	1,502,384,416	1,559,400,072	1,586,508,919
Russell Investment Grade Bond Fund	120,951,041	122,554,747	107,295,547	118,388,348
Russell Short Duration Bond Fund	45,559,122	54,143,878	78,127,178	50,837,056
Russell Global Infrastructure Fund	121,143,368	93,979,113	165,686,106	56,025,038
Russell Global Real Estate Securities Fund	90,280,434	86,164,675	117,605,885	69,564,402
Russell Multi-Strategy Income Fund	34,096,397	47,088,560	58,666,961	81,079,551
Select International Equity Fund	114,581,652	99,159,935	190,379,924	120,581,287

		Outstanding Contract Amounts Bought
Quarter Ended	January 31, 2016	April 30, 2016	July 31, 2016	October 31, 2016
Russell International Developed Markets Fund	$1,468,717,742	$971,305,747	$1,290,982,251	$1,109,777,893
Russell Global Equity Fund	1,422,447,518	965,289,300	920,842,764	803,190,535
Russell Emerging Markets Fund	596,380,079	405,995,687	588,210,787	664,481,359
Russell Tax-Managed International Equity Fund	—	134,950,721	210,473,396	194,037,242
Russell Global Opportunistic Credit Fund	493,500,848	603,660,913	591,607,603	606,003,007
Unconstrained Total Return Fund	—	—	—	67,197,894
Russell Strategic Bond Fund	1,449,051,891	1,499,846,175	1,556,372,972	1,582,818,513
Russell Investment Grade Bond Fund	120,450,965	122,384,792	107,619,887	118,159,671
Russell Short Duration Bond Fund	45,432,962	54,190,302	78,320,250	51,201,947
Russell Global Infrastructure Fund	120,741,945	94,983,322	165,446,337	55,619,339
Russell Global Real Estate Securities Fund	90,263,811	86,945,395	117,542,709	68,823,255
Russell Multi-Strategy Income Fund	34,419,522	46,692,718	59,047,478	81,568,831
Select International Equity Fund	113,599,326	98,543,709	189,832,743	119,769,573

Options
Certain Funds may purchase and sell (write) call and put options on securities and securities indices. Such options are traded on a national securities exchange or in an OTC market. The Funds may also purchase and sell (write) call and put options on foreign currencies.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s
Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-
to-market to reflect the current fair value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in the value of the underlying instrument above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying instrument.

When a Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When a
Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by the Fund that can act as a partial hedge.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the

Notes to Financial Statements 783

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2016

underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the
Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

Certain Funds may enter into a swaption (an option on a swap). In a swaption, in exchange for an option, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying swap.

As of October 31, 2016, the Russell Strategic Call Overwriting Fund pledged securities valued at $36,175,577 as collateral in connection with options.

For the period ended October 31, 2016, the Funds purchased or sold options primarily for the strategies listed below:

Funds	Strategies
Russell U.S. Defensive Equity Fund	Exposing cash to markets
Russell Global Opportunistic Credit Fund	Return enhancement and hedging
Unconstrained Total Return Fund	Return enhancement
Russell Strategic Bond Fund	Return enhancement and hedging
Russell Investment Grade Bond Fund	Return enhancement and hedging
Russell Multi-Strategy Income Fund	Return enhancement and hedging
Russell Strategic Call Overwriting Fund	Return enhancement and hedging

The Funds’ options contracts notional amounts fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly activity of options contracts measured by notional in USD.

			Notional of Options Contracts Opened or Closed
Funds		January 31, 2016	April 30, 2016	July 31, 2016	October 31, 2016
Russell U.S. Defensive Equity Fund	Opened	$168,416,500	$218,154,500	$236,384,500	$197,841,500
	Closed	165,990,500	187,903,500	235,015,000	220,670,000
Russell Global Opportunistic Credit Fund	Opened	297,000,000	—	—	33,689,600
	Closed	—	297,000,000	—	33,689,600
Unconstrained Total Return Fund	Opened	—	—	—	181,120,389
Russell Strategic Bond Fund	Opened	22,759,771	3,200,000	1,662,093,750	890,215,065
	Closed	198,896,000	—	1,520,952,514	805,226,961
Russell Investment Grade Bond Fund	Closed	38,875,000	—	—	—
Russell Multi-Strategy Income Fund	Opened	40,669,525	70,671,916	193,968,519	195,249,839
	Closed	24,402,411	35,517,963	52,108,518	134,180,348
Russell Strategic Call Overwriting Fund	Opened	661,735,350	1,013,149,000	1,047,822,750	850,009,250
	Closed	666,922,350	1,034,408,000	1,017,306,250	860,069,750

Futures Contracts
Certain Funds may invest in futures contracts (i.e., interest rate, foreign currency, index futures contracts) and commodity futures contracts (Russell Commodity Strategies Fund only). The face or contract value of these instruments reflect the extent of the Funds’
exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in fair value of the securities held by the Funds and the prices of futures contracts, and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% to 10% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are typically required to be made on a daily basis as the price of the futures contract fluctuates.
Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

For the period ended October 31, 2016, the following Funds entered into futures contracts primarily for the strategies listed below:

784 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2016

Funds	Strategies
Russell U.S. Core Equity Fund	Exposing cash to markets
Russell U.S. Defensive Equity Fund	Exposing cash to markets
Russell U.S. Dynamic Equity Fund	Exposing cash to markets
Russell U.S. Strategic Equity Fund	Exposing cash to markets
Russell U.S. Large Cap Equity Fund	Exposing cash to markets
Russell U.S. Mid Cap Equity Fund	Exposing cash to markets
Russell U.S. Small Cap Equity Fund	Exposing cash to markets
Russell International Developed Markets Fund	Return enhancement, hedging, and exposing cash to markets
Russell Global Equity Fund	Return enhancement, hedging, and exposing cash to markets
Russell Emerging Markets Fund	Hedging and exposing cash to markets
Russell Tax-Managed U.S. Large Cap Fund	Exposing cash to markets
Russell Tax-Managed U.S. Mid & Small Cap Fund	Exposing cash to markets
Russell Tax-Managed International Equity Fund	Return enhancement, hedging, and exposing cash to markets
Russell Global Opportunistic Credit Fund	Return enhancement, hedging, and exposing cash to markets
Unconstrained Total Return Fund	Return enhancement and hedging
Russell Strategic Bond Fund	Return enhancement, hedging, and exposing cash to markets
Russell Investment Grade Bond Fund	Return enhancement, hedging, and exposing cash to markets
Russell Short Duration Bond Fund	Return enhancement, hedging, and exposing cash to markets
Russell Commodity Strategies Fund	Return enhancement
Russell Global Infrastructure Fund	Exposing cash to markets
Russell Global Real Estate Securities Fund	Exposing cash to markets
Russell Multi-Strategy Income Fund	Return enhancement, hedging and exposing cash to markets
Russell Strategic Call Overwriting Fund	Hedging and exposing cash to markets
Select U.S. Equity Fund	Exposing cash to markets
Select International Equity Fund	Return enhancement, hedging and exposing cash to markets

The Funds' futures contracts notional amounts fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly activity of futures contracts measured by notional in USD.

			Notional of Futures Contracts Opened or Closed
Funds		January 31, 2016	April 30, 2016	July 31, 2016	October 31, 2016
Russell U.S. Core Equity Fund	Opened	$138,790,082	$93,692,865	$53,076,701	$63,622,677
	Closed	131,298,989	104,867,171	66,975,284	54,193,026
Russell U.S. Defensive Equity Fund	Opened	149,518,508	100,233,512	38,941,109	204,178,595
	Closed	102,151,332	153,874,200	56,607,579	197,363,772
Russell U.S. Dynamic Equity Fund	Opened	67,312,741	51,635,307	43,109,882	45,427,496
	Closed	67,669,804	61,123,572	46,111,996	45,290,992
Russell U.S. Strategic Equity Fund	Opened	296,667,174	292,384,361	735,349,566	211,023,007
	Closed	330,054,254	347,845,752	745,208,123	189,981,515
Russell U.S. Large Cap Equity Fund	Opened	56,134,059	37,440,827	31,084,789	36,336,097
	Closed	59,357,215	39,059,115	34,804,880	31,953,216
Russell U.S. Mid Cap Equity Fund	Opened	21,924,238	21,260,579	16,834,941	33,731,096
	Closed	22,073,270	18,454,675	15,542,233	41,130,385
Russell U.S. Small Cap Equity Fund	Opened	166,684,811	145,711,186	249,552,584	184,175,780
	Closed	168,489,193	151,749,480	278,529,304	148,692,278
Russell International Developed Markets Fund	Opened	927,343,203	763,178,741	978,992,232	696,566,401
	Closed	804,171,166	822,697,628	944,232,380	803,419,374
Russell Global Equity Fund	Opened	792,821,545	749,149,301	641,922,304	485,067,943
	Closed	894,165,890	805,525,973	748,029,318	493,598,817
Russell Emerging Markets Fund	Opened	884,617,803	424,159,267	428,687,773	522,525,542
	Closed	665,195,523	575,195,520	406,080,322	514,422,700
Russell Tax-Managed U.S. Large Cap Fund	Opened	231,891,602	168,737,139	128,661,210	138,375,715
	Closed	201,432,571	173,825,823	154,818,970	125,620,437
Russell Tax-Managed U.S. Mid & Small Cap Fund	Opened	40,643,701	44,909,551	30,190,407	22,273,733
	Closed	32,611,849	49,169,375	40,739,990	21,674,820

Notes to Financial Statements 785

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2016

		Notional of Futures Contracts Opened or Closed
Russell Tax-Managed International Equity Fund	Opened	76,607,189	304,863,438	222,402,507	225,027,893
	Closed	45,590,572	229,252,213	222,871,376	209,749,583
Russell Global Opportunistic Credit Fund	Opened	552,381,145	482,225,990	1,495,989,646	1,728,954,157
	Closed	394,768,234	519,278,982	851,787,207	1,686,539,312
Unconstrained Total Return Fund	Opened	—	—	—	113,136,755
	Closed	—	—	—	14,578,469
Russell Strategic Bond Fund	Opened	2,451,430,181	2,763,472,209	4,816,644,194	7,821,068,973
	Closed	2,287,420,551	2,924,599,188	3,229,196,968	8,026,183,351
Russell Investment Grade Bond Fund	Opened	223,693,157	298,061,711	690,346,774	960,409,668
	Closed	172,181,191	315,544,302	501,766,816	977,685,390
Russell Short Duration Bond Fund	Opened	331,901,288	176,500,538	374,144,505	314,832,985
	Closed	343,893,520	171,003,337	243,296,890	321,408,751
Russell Commodity Strategies Fund	Opened	11,700,609	3,429,374	15,602,039	5,711,070
	Closed	5,399,159	5,317,142	15,831,370	3,595,852
Russell Global Infrastructure Fund	Opened	153,295,054	130,011,597	178,191,802	87,172,216
	Closed	144,526,149	130,670,131	185,226,408	88,599,288
Russell Global Real Estate Securities Fund	Opened	111,574,608	110,888,890	144,229,607	101,803,352
	Closed	122,592,250	91,949,547	155,036,308	106,935,168
Russell Multi-Strategy Income Fund	Opened	95,849,672	100,693,427	292,538,473	204,160,998
	Closed	85,929,336	90,955,495	162,994,062	270,365,724
Russell Strategic Call Overwriting Fund	Opened	9,048,437	13,183,447	8,821,566	8,938,286
	Closed	1,235,778	839,851	9,202,808	8,053,937
Select U.S. Equity Fund	Opened	54,640,636	84,379,972	45,527,626	91,951,402
	Closed	53,262,649	102,624,639	43,361,145	76,616,963
Select International Equity Fund	Opened	140,564,763	113,020,277	123,841,553	71,591,333
	Closed	78,869,660	141,777,166	117,715,763	74,567,866

Swap Agreements
Certain Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis (i.e., the two payment streams are netted out, with the Funds receiving or paying only the net amount of the two payments). When a Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations to pay or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

Certain Funds may enter into several different types of swap agreements including credit default, interest rate, commodity-linked
(Russell Commodity Strategies Fund only), total return (equity and/or index) and currency swaps. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that an issuer will default on its obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments. Interest rate swaps are a counterparty agreement, can be customized to meet each party’s needs, and involve the exchange of a fixed or variable payment per period for a payment that is not fixed. Equity swaps are a counterparty agreement where two parties exchange two sets of cash flows on predetermined dates for an agreed upon amount of time. The cash flows will typically be an equity index value swapped with a floating rate such as LIBOR plus or minus a predefined spread. Index swap agreements are a counterparty agreement intended to expose cash to markets or to effect investment transactions consistent with those Funds’ investment objectives and strategies.
Currency swaps are a counterparty agreement where two parties exchange specified amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity the principal amounts are returned.

The Funds generally expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date, or for

786 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2016

return enhancement. Under most swap agreements entered into by a Fund, the parties' obligations are determined on a "net basis".
The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be segregated.
To the extent that the Funds enter into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Funds’ obligations, if any, with respect to such swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction.

A Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt.

Credit Default Swaps
Certain Funds may enter into credit default swaps. A credit default swap can refer to corporate issues, government issues, asset-
backed securities or an index of assets, each known as the reference entity or underlying asset. Funds may act as either the buyer or the seller of a credit default swap involving one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that the Funds may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, the Funds may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, Funds enter into a credit default swap without owning the underlying asset or debt issued by the reference entity. Credit default swaps allow Funds to acquire or reduce credit exposure to a particular issuer, asset or basket of assets.

As the seller of protection in a credit default swap, a Fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the counterparty in the event of a default (or other specified credit event) and the counterparty would be required to surrender the reference debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As a seller of protection, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.

Certain Funds may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held in their portfolios or to take a short position in a debt security, in which case the Fund would function as the counterparty referenced in the preceding paragraph.

If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). Certain Funds may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where Funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.

Deliverable obligations for credit default swaps on asset-backed securities in most instances are limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. Certain Funds may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default (or another defined credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging

Notes to Financial Statements 787

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2016

markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and, for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues as of period-end are disclosed in the Schedules of Investments and generally serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default (or other defined credit event) for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of entering into a credit default swap and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-
backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that Funds as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31,
2016, for which a Fund is the seller of protection are disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Credit default swaps could result in losses if the Funds do not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Funds had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity and counterparty risk. A Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, a Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by a Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

If the creditworthiness of a Fund’s swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit the counterparty risk involved in swap agreements, the Funds will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Funds will be able to do so, the Funds may be able to reduce or eliminate their exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party.
The Funds may have limited ability to eliminate their exposure under a credit default swap if the credit quality of the reference entity or underlying asset has declined.

For the period ended October 31, 2016, the Funds entered into credit default swaps primarily for the strategies listed below:

Funds	Strategies
Russell Global Opportunistic Credit Fund	Return enhancement and exposing cash to markets
Unconstrained Total Return Fund	Return enhancement
Russell Strategic Bond Fund	Return enhancement, hedging and exposing cash to markets
Russell Investment Grade Bond Fund	Return enhancement, hedging and exposing cash to markets
Russell Short Duration Bond Fund	Return enhancement and hedging
Russell Multi-Strategy Income Fund	Return enhancement and hedging

The Funds' period end credit default swap contract notional amounts outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of credit default swap contracts. For the purpose of this disclosure, the volume is measured by notional amounts outstanding at each quarter end.

788 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2016

		Credit Default Swap Notional Amounts Outstanding
Quarter Ended	January 31, 2016	April 30, 2016	July 31, 2016	October 31, 2016
Russell Global Opportunistic Credit Fund	$149,045,810	$118,046,059	$367,788,032	$238,203,262
Unconstrained Total Return Fund	—	—	—	19,747,000
Russell Strategic Bond Fund	257,856,936	31,216,040	14,000,000	20,760,000
Russell Investment Grade Bond Fund	23,916,304	12,000,000	—	—
Russell Short Duration Bond Fund	5,650,000	—	—	3,880,000
Russell Multi-Strategy Income Fund	9,600,000	17,200,000	98,600,000	60,600,000

Interest Rate Swaps
The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If RIM or a money manager using this technique is incorrect in its forecast of fair values, interest rates and other applicable factors, the investment performance of a Fund might diminish compared to what it would have been if this investment technique were not used.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make. Interest rate swaps are traded on exchanges and are subject to central clearing. If the clearing house or futures commission merchant defaults, the Funds' risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives. However, clearing may subject a Fund to increased costs or margin requirements.

For the period ended October 31, 2016, the Funds entered into interest rate swaps primarily for the strategies listed below:

Funds	Strategies
Unconstrained Total Return Fund	Return enhancement and hedging
Russell Strategic Bond Fund	Return enhancement and hedging
Russell Investment Grade Bond Fund	Return enhancement and hedging
Russell Tax Exempt High Yield Bond Fund	Return enhancement and hedging

The Funds’ interest rate swap contract notional amounts outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of interest rate swap contracts. For the purpose of this disclosure, the volume is measured by the base notional amounts outstanding at each quarter end.

		Interest Rate Swap Notional Amounts Outstanding
Quarter Ended	January 31, 2016	April 30, 2016	Aprl 31, 2016	October 31, 2016
Unconstrained Total Return Fund	$—	$—	$—	$84,380,000
Russell Strategic Bond Fund	116,182,080	145,934,764	78,018,744	111,962,138
Russell Investment Grade Bond Fund	3,840,000	2,450,000	2,450,000	—
Russell Tax Exempt High Yield Bond Fund	7,300,000	2,800,000	2,200,000	4,400,000

Total Return Swaps
Certain Funds may enter into index swap agreements to expose cash to markets or to effect investment transactions. Index swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard index swap transaction, the two parties agree to exchange the returns (or differentials in rates of return)
earned or realized on particular investments or instruments.

The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).

For the period ended October 31, 2016, the Funds entered into total return swaps primarily for the strategies listed below:

Funds	Strategies
Russell Emerging Markets Fund	Exposing cash to markets
Unconstrained Total Return Fund	Hedging
Russell Strategic Bond Fund	Exposing cash to markets
Russell Investment Grade Bond Fund	Exposing cash to markets
Russell Commodity Strategies Fund	Return enhancement

Notes to Financial Statements 789

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2016

The Funds' period end total return swap contract notional amounts outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of total return swap contracts. For the purpose of this disclosure, volume is measured by base notional amounts outstanding at each quarter end.

		Total Return Swap Notional Amounts Outstanding
Quarter Ended	January 31, 2016	April 30, 2016	July 31, 2016	October 31, 2016
Russell Emerging Markets Fund	$50,729,750	$29,223,320	$26,277,000	$31,523,449
Unconstrained Total Return Fund	—	—	—	56,513,355
Russell Strategic Bond Fund	508,962,316	461,515,940	417,400,410	173,953,443
Russell Investment Grade Bond Fund	64,663,951	36,064,070	24,083,943	—
Russell Commodity Strategies Fund	621,677,547	666,733,158	657,783,005	700,617,598

Currency Swaps
Certain Funds may enter into currency swap agreements to enhance returns or for hedging purposes. Currency swap agreements are agreements where two parties exchange specified amounts of different currencies which are followed by paying the other a series of interest payments that are based on the principal cash flow. At maturity, the principal amounts are exchanged.

Commodity-Linked Instruments
The Russell Commodity Strategies Fund may invest in commodity-linked derivative instruments, such as swap agreements and futures. At least part of their value is derived from the value of an underlying commodity index, commodity futures or options contracts index, or other readily measurable economic variable. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, historically the prices of certain commodities, such as oil and metals, have tended to increase. Of course, there cannot be any guarantee that such commodity-linked derivative instruments will perform in that manner in the future, and at certain times the price movements of commodity-linked derivative investments have been parallel to those of debt and equity securities.

The Russell Commodity Strategies Fund may invest in commodity-linked notes. Commodity-linked notes pay a return linked to the performance of a commodity over a defined period. On the maturity date, the note pays the initial principal amount plus return, if any, based on the percentage change in the underlying commodity.

Master Agreements
Certain Funds are parties to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”)
with counterparties that govern transactions in OTC derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination and default include conditions that may entitle either party to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.
Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different ISDA Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the ISDA Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties.
The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase and reverse repurchase agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

790 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2016

Disclosure about Offsetting Assets and Liabilities
Balance sheet disclosure is based on various netting agreements between brokers and counterparties, such as ISDA Master
Agreements, Master Repo Agreements and Master Forward Agreements. Certain funds utilize multiple counterparties. The quantitative disclosure begins with disaggregation of counterparties by legal entity and the roll up of the data to reflect a single counterparty in the table within the Funds’ financial statements. Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Loan Agreements
Certain Funds may invest in direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Funds' investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the
“agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. The
Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Funds may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Funds purchase assignments from agents they acquire direct rights against the borrower on the loan.

Local Access Products
Certain Funds may invest in local access products, also known as certificates of participation, participation notes or participation interest notes. Local access products are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a frontier emerging market country. The performance results of local access products will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in local access products involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. There can be no assurance that there will be a trading market or that the trading price of local access products will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. The Funds rely on the creditworthiness of the counterparty issuing the local access products and have no rights against the issuer of the underlying security. The Funds minimize this risk by entering into agreements only with counterparties that RIM deems creditworthy. Due to liquidity and transfer restrictions, the secondary markets on which the local access products are traded may be less liquid than the markets for other securities, or may be completely illiquid.

Credit Linked Notes
Certain Funds may invest in credit linked notes. Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a
“reference instrument”). In addition to the credit risk associated with the reference instrument and interest rate risk, the buyer and seller of a credit linked note or similar structured investment are subject to counterparty risk.

Short Sales
The Russell U.S. Defensive Equity, Russell U.S. Dynamic Equity and Russell U.S. Strategic Equity Funds may enter into short sale transactions. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Funds will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Funds must return the borrowed security. The Funds will realize a gain if the security declines in price between those dates. Short sales expose the Funds to the risk of liability for the fair value of the security that is sold (the amount of which increases as the fair value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

Although the Funds’ potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. When the Funds make a short sale, the Funds may use all or a portion of the cash proceeds of short sales to purchase other securities or for any other permissible Fund purpose. To the extent necessary to meet collateral requirements, the

Notes to Financial Statements 791

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2016

Funds are required to pledge assets in a segregated account maintained by the Funds’ custodian for the benefit of the broker. The
Funds also may use securities they own to meet any such collateral obligations. Until the Funds replace a borrowed security in connection with a short sale, the Funds will: (a) maintain daily a segregated account, containing liquid assets at such a level that the amount deposited in the segregated account will equal the current requirement under Regulation T promulgated by the Board of Governors of the Federal Reserve System under the authority of Sections 7 and 8 of the Securities Exchange Act of 1934, as
amended; or (b) otherwise cover its short position in accordance with positions taken by the staff of the Securities and Exchange
Commission (e.g., taking an offsetting long position in the security sold short). As of October 31, 2016, the Russell U.S. Defensive
Equity Fund held $57,755,313, the Russell U.S. Dynamic Equity Fund held $21,825,100, and the Russell U.S. Strategic Equity
Fund held $46,567,817 as collateral for short sales.

Emerging Markets Securities
Certain Funds may invest in emerging markets securities. Investing in emerging markets securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets securities. These risks include: a risk of loss due to exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible difficulties in the repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in settlement procedures. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Emerging Markets Debt
Certain Funds may invest in emerging markets debt. A Fund's emerging markets debt securities may include obligations of governments and corporations. As with any fixed income securities, emerging markets debt securities are subject to the risk of being downgraded in credit rating due to the risk of default. In the event of a default on any investments in foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. With respect to debt issued by emerging market governments, such issuers may be unwilling to pay interest and repay principal when due, either due to an inability to pay or submission to political pressure not to pay, and as a result may default, declare temporary suspensions of interest payments or require that the conditions for payment be renegotiated.

Repurchase Agreements
Certain Funds may enter into repurchase agreements. A repurchase agreement is an agreement under which a Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally within a few days or weeks). The resale price reflects an agreed upon interest rate effective for the period the security is held by a Fund and is unrelated to the interest rate on the security. The securities acquired by a Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. A Fund will not invest more than 15% of its net assets (taken at current fair value) in repurchase agreements maturing in more than seven days.

Mortgage-Related and Other Asset-Backed Securities
Certain Funds may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include reverse mortgages, mortgage pass-through securities, collateralized mortgage obligations
(“CMO”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of a Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its

792 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2016

investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Mortgage-Backed Securities
MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Agency Mortgage-Backed Securities
Certain MBS may be issued or guaranteed by the U.S. government or a government sponsored entity, such as Fannie Mae (the Federal
National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Privately Issued Mortgage-Backed Securities
MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-agency MBS may offer higher yields than those issued by government agencies, but also may be subject to greater price changes than governmental issues.
Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or nonconforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike agency MBS issued or guaranteed by the U.S. government or a government-sponsored entity (e.g., Fannie Mae and Freddie
Mac), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or tranches, with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of reserve funds (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and
overcollateralization (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private
MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured

Notes to Financial Statements 793

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2016

housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Fund's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-Backed Securities
ABS may include MBS, loans, receivables or other assets. The value of the Funds’ ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.
Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then-existing holdings of such securities.

Forward Commitments
Certain Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and may realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Funds in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be earmarked on the
Fund's records at the trade date and until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

Certain Funds may invest in to-be-announced ("TBA") mortgage-backed securities. A TBA security is a forward mortgage-backed securities trade in which a seller agrees to issue a TBA mortgage-backed security at a future date. The securities are purchased and sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned. These securities are within the parameters of industry “good delivery” standards.

794 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2016

Inflation-Indexed Bonds
The fixed income funds may invest in inflation-indexed securities, which are typically bonds or notes designed to provide a return higher than the rate of inflation (based on a designated index) if held to maturity. A common type of inflation-indexed security is a
U.S. Treasury Inflation-Protected Security (“TIPS”). The principal of a TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When a TIPS matures, the adjusted principal or original principal is paid, whichever is greater. TIPS pay interest twice a year, at a fixed rate. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation.

Guarantees
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Market, Credit and Counterparty Risk
In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may also be exposed to counterparty risk or risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the financial statements (the “Assets”). The Assets consist principally of cash due from counterparties and investments. The extent of the Funds'
exposure to market, credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the
Funds' Statements of Assets and Liabilities.

Global economies and financial markets are becoming increasingly interconnected and political and economic conditions (including recent instability and volatility) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. As a result, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations. Such conditions and/or events may not have the same impact on all types of securities and may expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held. This could cause a Fund to underperform other types of investments.
3. Investment in Russell Cayman Commodity Strategies Fund Ltd.
The Russell Cayman Commodity Strategies Fund Ltd. (“Subsidiary”) is a Cayman Island exempted company and wholly owned subsidiary of the Russell Commodity Strategies Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund. The Fund is the sole shareholder of its Subsidiary, and it is intended that the Fund will remain the sole shareholder and, as a result, will continue to control the Subsidiary. As of October 31, 2016, net assets of the
Russell Commodity Strategies Fund were $710,515,404 of which $135,292,608 or approximately 19.0%, represents the Fund’s ownership of the shares of the Subsidiary.

The Russell Commodity Strategies Fund may invest up to 25% of its total assets in the Subsidiary, which may invest without limitation in commodity-linked derivative instruments, such as swaps and futures that provide exposure to the performance of commodities markets. The Subsidiary may also invest in fixed income securities. The financial statements of the Russell Commodity Strategies
Fund have been consolidated and include the accounts of both the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated upon consolidation.
4. Investment Transactions

Securities
During the period ended October 31, 2016, purchases and sales of investment securities (excluding U.S. Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

Notes to Financial Statements 795

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2016

	Purchases	Sales
Russell U.S. Core Equity Fund	$541,829,144	$802,541,030
Russell U.S. Defensive Equity Fund	766,508,118	1,163,787,264
Russell U.S. Dynamic Equity Fund	601,274,724	724,523,434
Russell U.S. Strategic Equity Fund	2,497,529,363	3,608,771,109
Russell U.S. Large Cap Equity Fund	325,448,779	389,931,900
Russell U.S. Mid Cap Equity Fund	210,204,803	266,005,583
Russell U.S. Small Cap Equity Fund	1,744,396,542	2,179,804,087
Russell International Developed Markets Fund	1,625,096,463	1,880,859,963
Russell Global Equity Fund	1,097,056,897	1,449,149,007
Russell Emerging Markets Fund	1,382,132,434	1,651,948,677
Russell Tax-Managed U.S. Large Cap Fund	565,922,619	365,396,502
Russell Tax-Managed U.S. Mid & Small Cap Fund	286,289,043	253,964,819
Russell Tax-Managed International Equity Fund	564,082,772	409,865,028
Russell Global Opportunistic Credit Fund	1,178,572,980	1,017,983,561
Unconstrained Total Return Fund	112,915,752	667,027
Russell Strategic Bond Fund	3,052,145,406	3,756,252,244
Russell Investment Grade Bond Fund	680,849,026	838,337,132
Russell Short Duration Bond Fund	345,250,232	342,265,544
Russell Tax Exempt High Yield Bond Fund	116,113,426	60,699,679
Russell Tax Exempt Bond Fund	357,549,154	185,584,465
Russell Global Infrastructure Fund	1,211,346,209	1,630,992,306
Russell Global Real Estate Securities Fund	1,069,691,329	1,387,891,194
Russell Multi-Strategy Income Fund	784,915,397	243,636,477
Russell Strategic Call Overwriting Fund	3,078,474	5,441,457
Select U.S. Equity Fund	65,227,570	194,217,096
Select International Equity Fund	430,421,844	519,747,436

Purchases and sales of U.S. Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

	Purchases	Sales
Russell Global Opportunistic Credit Fund	$17,186,571	$18,747,381
Unconstrained Total Return Fund	110,703,230	91,322,645
Russell Strategic Bond Fund	7,323,712,817	6,734,068,207
Russell Investment Grade Bond Fund	1,535,518,017	1,529,154,503
Russell Short Duration Bond Fund	598,247,705	544,711,195
Russell Multi-Strategy Income Fund	11,704,321	7,668,743

Securities Lending
The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of each Fund’s total assets. The maturity associated with these securities is considered continuous. The Fund receives cash (U.S.
currency), U.S. Government or U.S. Government Agency obligations as collateral against the loaned securities. The cash collateral cannot be resold, repledged or rehypothecated. As of October 31, 2016, to the extent that a loan was collateralized by cash, such collateral was invested by the securities lending agent, Brown Brothers Harriman & Co. (“BBH”), in the U.S. Cash Collateral Fund,
an unregistered fund advised by RIM. The collateral received is recorded on a lending Fund’s Statement of Assets and Liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers, is divided between the Fund and BBH and is recorded as securities lending income for the Fund. To the extent that a loan is secured by non-
cash collateral, brokers pay the Fund negotiated lenders’ fees, which are divided between the Fund and BBH and are recorded
796 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2016

as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S.
securities) or 105% (for loans of non-U.S. securities) of the fair value of the loaned securities at the inception of each loan. The fair value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral.
5. Related Party Transactions, Fees and Expenses

Adviser, Administrator, Transfer and Dividend Disbursing Agent
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Funds, including developing the investment program for each Fund and managing each Fund's overall exposures. From its advisory fees received from the Funds, RIM, as agent for RIC, pays all fees to the money managers for their investment advisory services. Each money manager has agreed that it will look only to RIM for the payment of the money manager’s fee, after RIC has paid RIM. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. RIFUS is the Funds' administrator and transfer agent. RIFUS, in its capacity as the Funds' administrator, provides or oversees the provision of all administrative services for the Funds. RIFUS, in its capacity as the Funds' transfer agent and dividend disbursing agent, is responsible for providing transfer agency and dividend disbursing services to the Funds. RIFUS is a wholly-owned subsidiary of RIM. RIM is an indirect, wholly-owned subsidiary of Russell Investments Group, Ltd., a Cayman company.

The Funds are permitted to invest their cash (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses) in the Russell U.S. Cash Management Fund, an unregistered fund advised by RIM. As of October 31, 2016, the Funds had invested $2,510,903,016 in the Russell U.S. Cash Management Fund. In addition, all or a portion of the collateral received from the Investment Company’s securities lending program in the amount of $262,912,700 is invested in the Russell U.S. Cash
Collateral Fund, an unregistered fund advised by RIM.

As a part of the launch of the Unconstrained Total Return Fund, RIM invested $100,000 in classes A, C, E and S.

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or which the Fund controls, is controlled by or is under common control with. See each Fund’s Related Party Transactions, Fees and Expenses for
disclosure of transactions with affiliated companies.

Each of the Funds pays the following advisory fee directly to RIM, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds:

Notes to Financial Statements 797

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2016

Funds	Asset Level	Fee
Russell U.S. Core Equity Fund	All assets	.55%
Russell U.S. Defensive Equity Fund	All assets	.55%
Russell U.S. Dynamic Equity Fund	First $2 billion	.80%
	Next $3 billion	.76%
	Next $5 billion	.73%
	In excess of $10 billion	.71%
Russell U.S. Strategic Equity Fund	First $2 billion	.75%
	Next $3 billion	.71%
	Next $5 billion	.68%
	In excess of $10 billion	.66%
Russell U.S. Large Cap Equity Fund	First $2 billion	.70%
	Next $3 billion	.66%
	Next $5 billion	.63%
	In excess of $10 billion	.61%
Russell U.S. Mid Cap Equity Fund	First $2 billion	.80%
	Next $3 billion	.76%
	Next $5 billion	.73%
	In excess of $10 billion	.71%
Russell U.S. Small Cap Equity Fund	All assets	.70%
Russell International Developed Markets Fund	All assets	.70%
Russell Global Equity Fund	First $2 billion	.95%
	Next $3 billion	.91%
	Next $5 billion	.88%
	In excess of $10 billion	.86%
Russell Emerging Markets Fund	First $2 billion	1.15%
	Next $3 billion	1.11%
	Next $5 billion	1.08%
	In excess of $10 billion	1.06%
Russell Tax-Managed U.S. Large Cap Fund	First $1.5 billion	.70%
	Next $2.5 billion	.66%
	Next $4 billion	.63%
	In excess of $8 billion	.61%
Russell Tax-Managed U.S. Mid & Small Cap Fund	First $1.5 billion	.98%
	Next $2.5 billion	.94%
	Next $4 billion	.91%
	In excess of $8 billion	.89%
Russell Tax-Managed International Equity Fund	First $1.5 billion	.85%
	Next $2.5 billion	.81%
	Next $4 billion	.78%
	In excess of $8 billion	.76%
Russell Global Opportunistic Credit Fund	First $2 billion	1.00%
	Next $3 billion	.96%
	Next $5 billion	.93%
	In excess of $10 billion	.91%
Unconstrained Total Return Fund	First $2 billion	1.00%
	Next $3 billion	.96%
	Next $5 billion	.93%
	In excess of $10 billion	.91%

798 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2016

Funds	Asset Level	Fee
Russell Strategic Bond Fund	First $2 billion	.50%
	Next $3 billion	.46%
	Next $5 billion	.43%
	In excess of $10 billion	.41%
Russell Investment Grade Bond Fund	All assets	.25%
Russell Short Duration Bond Fund	First $2 billion	.45%
	Next $3 billion	.41%
	Next $5 billion	.38%
	In excess of $10 billion	.36%
Russell Tax Exempt High Yield Bond Fund	All assets	.50%
Russell Tax Exempt Bond Fund	All assets	.30%
Russell Commodity Strategies Fund	First $2 billion	1.25%
	Next $3 billion	1.21%
	Next $5 billion	1.18%
	In excess of $10 billion	1.16%
Russell Global Infrastructure Fund	First $2 billion	1.25%
	Next $3 billion	1.21%
	Next $5 billion	1.18%
	In excess of $10 billion	1.16%
Russell Global Real Estate Securities Fund	First $2 billion	.80%
	Next $3 billion	.76%
	Next $5 billion	.73%
	In excess of $10 billion	.71%
Russell Multi-Strategy Income Fund	First $2 billion	.75%
	Next $3 billion	.71%
	Next $5 billion	.68%
	In excess of $10 billion	.66%
Russell Strategic Call Overwriting Fund	All assets	.80%
Select U.S. Equity Fund	All assets	.30%
Select International Equity Fund	All assets	.45%

The administrative fee of up to 0.05% specified in the table below are based on the average daily net assets of each Fund and are payable monthly to RIFUS.

Notes to Financial Statements 799

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2016

Funds	Administrator*
Russell U.S. Core Equity Fund	.05%
Russell U.S. Defensive Equity Fund	.05
Russell U.S. Dynamic Equity Fund	.05
Russell U.S. Strategic Equity Fund	.05
Russell U.S. Large Cap Equity Fund	.05
Russell U.S. Mid Cap Equity Fund	.05
Russell U.S. Small Cap Equity Fund	.05
Russell International Developed Markets Fund	.05
Russell Global Equity Fund	.05
Russell Emerging Markets Fund	.05
Russell Tax-Managed U.S. Large Cap Fund	.05
Russell Tax-Managed U.S. Mid & Small Cap Fund	.05
Russell Tax-Managed International Equity Fund	.05
Russell Global Opportunistic Credit Fund	.05
Unconstrained Total Return Fund	.05
Russell Strategic Bond Fund	.05
Russell Investment Grade Bond Fund	.05
Russell Short Duration Bond Fund	.05
Russell Tax Exempt High Yield Bond Fund	.05
Russell Tax Exempt Bond Fund	.05
Russell Commodity Strategies Fund**	.05
Russell Global Infrastructure Fund	.05
Russell Global Real Estate Securities Fund	.05
Russell Multi-Strategy Income Fund	.05
Russell Strategic Call Overwriting Fund	.05
Select U.S. Equity Fund	.05
Select International Equity Fund	.05

* Administrative fees are assessed on total Fund assets based on a tiered fee schedule.

** Annual rates do not reflect the consolidated rates inclusive of fees paid by the Fund's Subsidiary.

The following shows the respective totals for advisory and administrative fees for the period ended October 31, 2016.

800 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2016

	Advisory	Administrative
Russell U.S. Core Equity Fund	$4,208,202	$369,186
Russell U.S. Defensive Equity Fund	4,836,843	424,370
Russell U.S. Dynamic Equity Fund	4,047,009	244,105
Russell U.S. Strategic Equity Fund	25,242,078	1,635,565
Russell U.S. Large Cap Equity Fund	2,608,556	179,822
Russell U.S. Mid Cap Equity Fund	1,402,341	84,584
Russell U.S. Small Cap Equity Fund	12,965,250	893,765
Russell International Developed Markets Fund	17,585,426	1,212,274
Russell Global Equity Fund	23,585,314	1,201,665
Russell Emerging Markets Fund	24,612,125	1,034,415
Russell Tax-Managed U.S. Large Cap Fund	11,882,582	822,851
Russell Tax-Managed U.S. Mid & Small Cap Fund	3,756,396	184,984
Russell Tax-Managed International Equity Fund	4,437,646	251,973
Russell Global Opportunistic Credit Fund	17,481,541	843,843
Unconstrained Total Return Fund	263,230	12,715
Russell Strategic Bond Fund	28,137,367	2,784,025
Russell Investment Grade Bond Fund	2,824,007	545,126
Russell Short Duration Bond Fund	3,665,995	393,144
Russell Tax Exempt High Yield Bond Fund	1,431,593	138,191
Russell Tax Exempt Bond Fund	4,226,210	679,898
Russell Commodity Strategies Fund	10,361,419	402,253
Russell Global Infrastructure Fund	15,308,211	590,972
Russell Global Real Estate Securities Fund	11,150,988	672,642
Russell Multi-Strategy Income Fund	3,023,126	194,576
Russell Strategic Call Overwriting Fund	662,763	39,983
Select U.S. Equity Fund	2,224,610	357,838
Select International Equity Fund	3,499,022	375,217

RIM has agreed to certain waivers of its advisory and administrative fees as follows:

For the Russell U.S. Strategic Equity Fund, RIM has contractually agreed, until February 28, 2017, to waive up to the full amount of its 0.75% advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expenses on short sales, to the extent that direct Fund-level expenses exceed 0.59% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.
Direct Fund-level expenses for the Russell U.S. Strategic Equity Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2016 was $8,198,722. There were no reimbursements for the period ended October 31, 2016.

For the Russell U.S. Large Cap Equity Fund, RIM has contractually agreed, until February 28, 2017, to waive up to the full amount of its 0.70% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.67% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Russell U.S. Large Cap
Equity Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2016 was $609,075. There were no reimbursements for the period ended October 31, 2016.

For the Russell U.S. Mid Cap Equity Fund, RIM has contractually agreed, until February 28, 2017, to waive up to the full amount of its 0.80% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.77% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Russell U.S. Mid Cap Equity
Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other

Notes to Financial Statements 801

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2016

investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2016 was $437,816. There were no reimbursements for the period ended October 31, 2016.

For the Russell Emerging Markets Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2017, to waive 0.041% of its 1.15% advisory fee. This waiver may not be terminated during the relevant period except with Board approval.
The total amount of the waiver for the period ended October 31, 2016 was $430,327.

For the Russell Tax-Managed U.S. Mid & Small Cap Fund, RIM has contractually agreed, until February 28, 2017, to waive up to the full amount of its 0.98% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.10% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the
Russell Tax-Managed U.S. Mid & Small Cap Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the
Fund. The total amount of the waiver for the period ended October 31, 2016 was $82,955. There were no reimbursements for the period ended October 31, 2016

For the Russell Tax-Managed International Equity Fund, RIM has contractually agreed, until February 28, 2017, to waive up to the full amount of its 0.85% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct
Fund-level expenses exceed 0.89% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Russell Tax-
Managed International Equity Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2016 was $745,495. There were no reimbursements for the period ended
October 31, 2016.

For the Russell Global Opportunistic Credit Fund, RIM has entered into a contractual fee waiver agreement, until February 28,
2017, that results in an effective advisory fee not to exceed 0.676%. This waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended October 31, 2016 was $5,661,526.

For the Unconstrained Total Return Fund, RIM has contractually agreed, until February 28, 2018, to waive up to the full amount of its 1.00% advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding extraordinary expenses, to the extent that direct Fund-level expenses exceed 0.72% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Unconstrained Total Return Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2016 was $210,981. There were no reimbursements for the period ended
October 31, 2016.

For the Russell Strategic Bond Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2017, that results in an effective advisory fee not to exceed 0.466%. This waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended October 31, 2016 was $1,253,859.

For the Russell Short Duration Bond Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2017, that results in an effective advisory fee not to exceed 0.368%. This waiver may not be terminated during the relevant period except with
Board approval. The total amount of the waiver for the period ended October 31, 2016 was $668,026.

For the Russell Tax Exempt High Yield Bond Fund, RIM has contractually agreed, until February 28, 2017, to waive up to the full amount of its 0.50% advisory fee and then to reimburse the Fund for other direct Fund-level expenses, including extraordinary expenses, to the extent that direct Fund-level expenses exceed 0.44% of the average daily net assets of that Fund on an annual basis.
This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Russell Tax Exempt High Yield Bond Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2016 was $698,931. There were no reimbursements for the period ended October 31, 2016.

For Russell Cayman Commodity Strategies Fund Ltd., a wholly-owned subsidiary of the Fund, (the “Commodity Strategies
Subsidiary”) pays RIM an advisory fee at the annual rate of 1.25% and pays RIFUS an administrative fee at the annual rate of 0.05%
of the Commodity Strategies Subsidiary’s net assets (the “Commodity Strategies Subsidiaries Fees”). Pursuant to a contractual

802 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2016

agreement with the Russell Commodity Strategies Fund, RIM and RIFUS have contractually agreed to permanently waive all or a portion of the advisory and administrative fees paid by the Russell Commodity Strategies Fund to RIM and RIFUS in an amount equal to the amount of the Commodity Strategies Subsidiary Fees received by RIM and RIFUS, if any. This waiver may not be terminated by RIM and RIFUS. The total amount of the advisory waiver for the period ended October 31, 2016 was $1,600,928.
The total amount of the administrative fee waiver for the period ended October 31, 2016 was $64,037.

For the Russell Commodity Strategies Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2017, that results in an effective advisory fee not to exceed 0.8025%. This waiver may not be terminated during the relevant period except with
Board approval. The total amount of the waiver for the period ended October 31, 2016 was $2,953,007.

For the Russell Global Infrastructure Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2017, that results in an effective advisory fee not to exceed 0.90%. This waiver may not be terminated during the relevant period except with
Board approval. The total amount of the waiver for the period ended October 31, 2016 was $4,201,415.

For the Russell Multi-Strategy Income Fund, RIM has contractually agreed, until February 28, 2017, to waive up to the full amount of its 0.75% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.65% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Russell Multi-Strategy
Income Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2016 was $1,370,507. There were no reimbursements for the period ended October 31, 2016.

For the Russell Strategic Call Overwriting Fund, RIM has contractually agreed, until February 28, 2017, to waive up to the full amount of its 0.80% advisory fee and then to reimburse the Fund for other direct Fund-level expenses, to the extent such direct
Fund-level expenses exceed 0.77% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Russell Strategic
Call Overwriting Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2016 was $286,135.

For the Select U.S. Equity Fund, RIM has contractually agreed, until February 28, 2017, to waive up to the full amount of its 0.30%
advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expense on short sales, to the extent such direct Fund-level expenses exceed 0.35% of the average daily net assets of that Fund on an annual basis.
This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Select U.S. Equity Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2016 was $392,141. There were no reimbursements for the period ended
October 31, 2016.

For the Select International Equity Fund, RIM has contractually agreed, until February 28, 2017, to waive up to the full amount of its 0.45% advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expense on short sales, to the extent such direct Fund-level expenses exceed 0.44% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.
Direct Fund-level expenses for the Select International Equity Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2016 was $1,147,511. There were no reimbursements for the period ended October 31, 2016.

RIM does not have the ability to recover amounts waived or reimbursed from previous periods.

Transfer and Dividend Disbursing Agent
RIFUS serves as transfer agent and provides dividend disbursing services to the Funds. For this service, RIFUS is paid a fee based upon the average daily net assets of the Funds for transfer agency and dividend disbursing services. Transfer agency fees are class-
level expenses and may differ by class. RIFUS retains a portion of this fee for services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. Transfer agency fees paid by the Funds presented herein for the period ended October 31, 2016 were as follows:

Notes to Financial Statements 803

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2016

Amount
Russell U.S. Core Equity Fund	$1,219,596
Russell U.S. Defensive Equity Fund	767,439
Russell U.S. Dynamic Equity Fund	110,445
Russell U.S. Strategic Equity Fund	6,778,992
Russell U.S. Large Cap Equity Fund	745,302
Russell U.S. Mid Cap Equity Fund	350,584
Russell U.S. Small Cap Equity Fund	2,750,319
Russell International Developed Markets Fund	4,592,023
Russell Global Equity Fund	3,618,092
Russell Emerging Markets Fund	3,341,753
Russell Tax-Managed U.S. Large Cap Fund	3,409,950
Russell Tax-Managed U.S. Mid & Small Cap Fund	766,611
Russell Tax-Managed International Equity Fund	1,044,152
Russell Global Opportunistic Credit Fund	2,337,730
Unconstrained Total Return Fund	1,253
Russell Strategic Bond Fund	8,121,407
Russell Investment Grade Bond Fund	1,705,006
Russell Short Duration Bond Fund	1,338,064
Russell Tax Exempt High Yield Bond Fund	572,637
Russell Tax Exempt Bond Fund	2,817,473
Russell Commodity Strategies Fund	1,071,748
Russell Global Infrastructure Fund	1,876,293
Russell Global Real Estate Securities Fund	2,526,884
Russell Multi-Strategy Income Fund	599,543
Russell Strategic Call Overwriting Fund	165,691
Select U.S. Equity Fund	44,248
Select International Equity Fund	41,378

RIFUS has contractually agreed to waive, through February 28, 2017, a portion of its transfer agency fees for certain classes of certain Funds as set forth below:

Funds/Classes	Waivers
Russell U.S. Strategic Equity Fund-Class A,C,E & S	.02%
Russell U.S. Small Cap Equity Fund-Class R6	.02
Russell Emerging Markets Fund-Class R6	.02
Russell Tax-Managed U.S. Mid & Small Cap Fund-Class A	.02
Russell Tax-Managed U.S. Mid & Small Cap Fund-Class C,E & S	.05
Russell Global Opportunistic Credit Fund-Class A,C,E & S	.12
Russell Strategic Bond Fund-Class A, C, E & S	.04
Russell Strategic Bond Fund-Class R6	.02
Russell Investment Grade Bond Fund-Class R6	.02
Russell Short Duration Bond Fund-Class A,C,E & S	.12
Russell Short Duration Bond Fund-Class R6	.02
Russell Tax Exempt Bond Fund-Class A	.02
Russell Tax Exempt Bond Fund-Class C,E & S	.06
Russell Commodity Strategies Fund-Class A,C,E & S	.01
Russell Global Infrastructure Fund-Class A,C,E & S	.02
Russell Global Real Estate Securities Fund-Class R6	.02
Select U.S. Equity Fund-Class R6	.02
Select U.S. Equity Fund-Class T	.15
Select International Fund-Class R6	.02
Select International Fund-Class T	.15

804 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2016

For the period ended October 31, 2016, the total transfer agent fee waivers are as follows:

Amount
Russell U.S. Strategic Equity Fund	$677,899
Russell U.S. Small Cap Equity Fund	37
Russell Emerging Markets Fund	23
Russell Tax-Managed U.S. Mid & Small Cap Fund	188,819
Russell Global Opportunistic Credit Fund	1,386,991
Russell Strategic Bond Fund	1,344,154
Russell Investment Grade Bond Fund	36
Russell Short Duration Bond Fund	798,902
Russell Tax Exempt Bond Fund	836,690
Russell Commodity Strategies Fund	53,216
Russell Global Infrastructure Fund	186,341
Russell Global Real Estate Securities Fund	28
Select U.S. Equity Fund	1,454
Select International Equity Fund	2,569

Distributor and Shareholder Servicing
Russell Investments Financial Services, LLC (the “Distributor”), a wholly owned subsidiary of RIM, serves as a distributor for RIC, pursuant to a distribution agreement with RIC.

The Investment Company has a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the Investment Company Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any selling agents, as defined in the Plan, for sales support services provided and related expenses incurred which are primarily intended to result in the sale of the Class A and Class C shares subject to the Plan. 12b-1 distribution payments are 0.25% or 0.75% of the average daily net assets of a Fund’s
Class A or Class C shares, respectively, on an annual basis.

In addition, the Investment Company has adopted a Shareholder Services Plan (the “Services Plan”) under which the Funds may make payments to the Distributor or any servicing agent for any activities or expenses primarily intended to assist, support or service the servicing agents’ clients who beneficially own Class C or Class E shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class C and Class E shares on an annual basis.

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), these limitations are imposed at the class level of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.

The aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A, Class C and Class
E Shares of the Funds may not exceed 7.25%, 6.25% and 6.25%, respectively, of total gross sales, and are subject to certain exclusions. For the period ended October 31, 2016, the Distributor retained the following amounts in sales charges:

Notes to Financial Statements 805

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2016

Contingent Deferred Sales Charges	Class A Shares
Russell U.S. Core Equity Fund	$370
Russell U.S. Defensive Equity Fund	351
Russell U.S. Large Cap Equity Fund	35
Russell U.S. Mid Cap Equity Fund	8
Russell U.S. Small Cap Equity Fund	142
Russell International Developed Markets Fund	1,656
Russell Global Equity Fund	278
Russell Emerging Markets Fund	786
Russell Tax-Managed U.S. Large Cap Fund	2,435
Russell Tax-Managed U.S. Mid & Small Cap Fund	618
Russell Global Opportunistic Credit Fund	588
Russell Strategic Bond Fund	451
Russell Investment Grade Bond Fund	362
Russell Short Duration Bond Fund	56
Russell Tax Exempt Bond Fund	1,913
Russell Commodity Strategies Fund	483
Russell Global Infrastructure Fund	87
Russell Global Real Estate Securities Fund	377

For the period ended October 31, 2016, the sales commissions paid to the selling agents for the sales of Class A shares were as follows:

	Aggregate	Class A Front-End
	Front-End	Sales Charges
	Sales Charges	Retained by
	on Class A Shares	Distributor
Russell U.S. Core Equity Fund	$16,185	$2,596
Russell U.S. Defensive Equity Fund	102,236	16,088
Russell U.S. Dynamic Equity Fund	15,386	2,217
Russell U.S. Strategic Equity Fund	6,573	1,228
Russell U.S. Large Cap Equity Fund	42,476	7,104
Russell U.S. Mid Cap Equity Fund	14,215	2,527
Russell U.S. Small Cap Equity Fund	11,559	2,048
Russell International Developed Markets Fund	37,083	5,732
Russell Global Equity Fund	26,340	4,519
Russell Emerging Markets Fund	23,870	3,513
Russell Tax-Managed U.S. Large Cap Fund	110,506	17,809
Russell Tax-Managed U.S. Mid & Small Cap Fund	33,851	5,443
Russell Tax-Managed International Equity Fund	23,412	4,411
Russell Global Opportunistic Credit Fund	4,926	584
Unconstrained Total Return Fund	28	6
Russell Strategic Bond Fund	48,178	9,799
Russell Investment Grade Bond Fund	5,963	1,141
Russell Short Duration Bond Fund	11,181	2,204
Russell Tax Exempt High Yield Bond Fund	5,001	1,007
Russell Tax Exempt Bond Fund	28,750	4,889
Russell Commodity Strategies Fund	15,009	1,955
Russell Global Infrastructure Fund	15,981	2,637
Russell Global Real Estate Securities Fund	37,983	6,173
Russell Multi-Strategy Income Fund	59,101	10,107

806 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2016

Affiliated Brokerage Commissions
The Funds effect certain transactions through Russell Investments Implementation Services, LLC (“RIIS”). RIIS is a registered broker and investment adviser and an affiliate of RIM. RIIS uses a multi-venue trade management approach whereby RIIS allocates trades among RIIS’ network of independent brokers for execution, clearing and other services. Trades placed through RIIS and its independent brokers are made (i) to manage trading associated with changes in money managers, rebalancing across existing money managers, cash flows and other portfolio transitions, (ii) to execute portfolio securities transactions for the portion of each Fund’s assets that RIM determines not to allocate to money managers, including assets RIM may manage to effect a Fund’s investment strategies and/or to modify a Fund's overall portfolio characteristics and for each Fund’s cash reserves, (iii) to execute portfolio securities transactions for the portion of a Fund’s assets that RIM manages based upon model portfolios provided by the Fund’s non-discretionary managers or (iv) to execute money manager’s portfolio securities transactions for the segment of a Fund’s portfolio assigned to the money manager. RIM has authorized RIS to effect certain futures, swaps, OTC derivative transactions, and cleared swaps, including foreign currency spots, forwards and options trading on behalf of the Funds.

The Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the
Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a -7 of the Investment
Company Act. Further, as defined under the procedures each transaction is effected at the current market value.

During the period ended October 31, 2016, the Funds engaged in purchases and sales of securities pursuant to Rule 17a -7 of the
Investment Company Act, as follows (amounts in thousands):

	Purchases	Sales
Russell Global Equity Fund	$172	$1,567
Russell Global Real Estate Securities Fund	18	—
Russell Tax Exempt High Yield Bond Fund	—	1,047
Unconstrained Total Return Fund	51,376	420

Board of Trustees
The Russell Fund Complex consists of RIC, which has 41 funds and Russell Investment Funds ("RIF"), which has 9 funds. Each of the Trustees is a Trustee of RIC and RIF. The Russell Investments Fund Complex compensates each Trustee who is not an employee of RIM or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Fund based on its net assets relative to other funds in the Russell Investments Fund Complex.

For the period ended October 31, 2016 the total amount of regular and special compensation paid to the Trustees by the Funds was
$1,444,583 and $7,000, respectively.
6. Federal Income Taxes
At October 31, 2016, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

Notes to Financial Statements 807

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2016

					No Expiration
Funds	10/31/2016	10/31/2017	10/31/2018	10/31/2019	Short Term	Long-Term	Totals
Russell International
Developed Markets	$—	$112,332,658	$51,503,855	$—	$38,965,195	$33,987,859	$236,789,567
Fund
Russell Emerging
Markets Fund	—	—	—	—	51,156,348	133,827,882	184,984,230
Russell Tax-Managed
U.S. Large Cap Fund	—	—	—	—	26,920,819	—	26,920,819
Russell Tax-Managed
U.S. Mid & Small	—	—	—	—	6,842,223	—	6,842,223
Cap Fund
Russell Tax-Managed
International Equity	—	—	—	—	62,425,052	11,733,844	74,158,896
Fund
Russell Global
Opportunistic Credit	—	—	—	—	20,216,628	31,194,961	51,411,589
Fund
Russell Short Duration
Bond Fund	—	—	—	—	—	648,215	648,215
Russell Tax Exempt
Bond Fund	—	—	—	221,229	—	—	221,229
Russell Commodity
Strategies Fund	—	—	—	—	81,606	—	81,606
Russell Multi-Strategy
Income Fund	—	—	—	—	6,588,266	—	6,588,266
Russell Strategic Call
Overwriting Fund	—	—	—	—	6,780,082	5,878,967	12,659,049
Select U.S. Equity
Fund	—	—	—	—	2,120,243	813,495	2,933,738
Select International
Equity Fund	—	—	—	—	56,775,810	29,942,743	86,718,553

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

7. Record Ownership
As of October 31, 2016, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund:

	# of Shareholders	%
Russell U.S. Core Equity Fund	3	72.1
Russell U.S. Defensive Equity Fund	3	43.4
Russell U.S. Dynamic Equity Fund	3	76.5
Russell U.S. Strategic Equity Fund	2	60.1
Russell U.S. Large Cap Equity Fund	1	98.4
Russell U.S. Mid Cap Equity Fund	1	95.8
Russell U.S. Small Cap Equity Fund	3	53.5
Russell International Developed Markets Fund	4	82.8
Russell Global Equity Fund	4	58.8
Russell Emerging Markets Fund	4	66.2
Russell Tax-Managed U.S. Large Cap Fund	3	66.7
Russell Tax-Managed U.S. Mid & Small Cap Fund	3	67.3

808 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2016

Russell Tax-Managed International Equity Fund	3	66.4
Russell Global Opportunistic Credit Fund	2	43.1
Unconstrained Total Return Fund	3	77.9
Russell Strategic Bond Fund	4	65.8
Russell Investment Grade Bond Fund	3	62.9
Russell Short Duration Bond Fund	4	69.2
Russell Tax Exempt High Yield Bond Fund	3	70.0
Russell Tax Exempt Bond Fund	4	81.2
Russell Commodity Strategies Fund	3	59.9
Russell Global Infrastructure Fund	4	67.8
Russell Global Real Estate Securities Fund	3	68.0
Russell Multi-Strategy Income Fund	2	41.6
Russell Strategic Call Overwriting Fund	1	92.5
Select U.S. Equity Fund	3	80.5
Select International Equity Fund	4	87.5

8. Restricted Securities
Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Act. The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

A Fund may invest a portion of its net assets not to exceed 15% in securities that are illiquid. This limitation is applied at the time of purchase. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

See each Fund’s Schedule of Investments for a list of restricted securities held by a Fund that are illiquid.

9. Commitments and Contingencies
Certain Funds enter into certain credit agreements, all or a portion of which may be unfunded. The Funds are obligated to fund these loan commitments at the borrowers' discretion. Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and the Statements of Operations. Funded portions of credit agreements are presented in the Schedules of Investments. For the period ended October 31, 2016, the Funds had unfunded bank loan commitments as follows:

Unfunded Bank Loan
Commitments
Russell Global Opportunistic Credit Fund	$16,497,712
Unconstrained Total Return Fund	6,674,989
Russell Strategic Bond Fund	3,184,722
Russell Short Duration Bond Fund	4,383,965
Russell Multi-Strategy Income Fund	6,905,552

Pending Legal Proceedings
On October 17, 2013, Fred McClure filed a derivative lawsuit against RIM on behalf of ten funds: the Russell Commodity
Strategies Fund, Russell Emerging Markets Fund, Russell Global Equity Fund, Russell Global Infrastructure Fund, Russell Global
Opportunistic Credit Fund, Russell International Developed Markets Fund, Russell Multi-Strategy Alternative Fund (liquidated in 2016), Russell Strategic Bond Fund, Russell U.S. Small Cap Equity Fund and Russell Global Real Estate Securities Fund.
The lawsuit, which was filed in the United States District Court for the District of Massachusetts, seeks recovery under Section
36(b) of the Investment Company Act, as amended, for the funds’ alleged payment of excessive investment management fees to
RIM. On December 8, 2014, Fred McClure filed a second derivative lawsuit in the United States District Court for the District of
Massachusetts. This second suit involves the same ten funds, and the allegations are similar, although the second suit adds a claim alleging that RIFUS charged the funds excessive administrative fees under Section 36(b). The plaintiff seeks on behalf of the funds recovery of the amount of the allegedly excessive compensation or payments received from these ten funds and earnings that would have accrued to plaintiff had that compensation not been paid or, alternatively, rescission of the contracts and restitution of all excessive fees paid, for a period commencing one year prior to the filing of the lawsuit through the date of the trial. RIM and RIFUS are defending the actions.

Notes to Financial Statements 809

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2016

The Russell Strategic Bond Fund is one of several defendants in a bankruptcy adversary avoidance claim in a Consolidated
Multidistrict Action styled In Re: Motors Liquidation Company, et al., Debtors, Motors Liquidation Company Avoidance Action
Trust, etc., v. JPMorgan Chase Bank, et al., United States District Bankruptcy Court for the Southern District of New York. The
claim relates to alleged improper payments to the Fund as a participating lender in a term loan provided to General Motors
Company due to the Fund’s security interests not being properly perfected. The Fund has filed answers denying liability and a crossclaim against the administrative agent for the term loan lenders seeking damages arising from the agent’s failure to properly perfect the security interests of the lenders.

10. Custodian Fee Reimbursement
During the period ended October 31, 2016, several of the Funds received a reimbursement from State Street Bank for overbilling of custody out-of-pocket fees from prior years. The table below provides a summary of actual custodian fees for the current fiscal year prior to the reimbursement as well as the impact of the fee reimbursement to each Fund's custodian fee as presented in the
Statements of Operations.

			Net Custodian Fees as
Custodian Fees Before			disclosed in the Statement of
	Reimbursement	Fee Reimbursement	Operations
Russell U.S. Core Equity Fund (1)	$188,017	$197,892	$—
Russell U.S. Defensive Equity Fund	233,524	218,093	15,431
Russell U.S. Dynamic Equity Fund	174,255	22,083	152,172
Russell U.S. Strategic Equity Fund	482,888	963	481,925
Russell U.S. Large Cap Equity Fund	150,625	1,875	148,750
Russell U.S. Mid Cap Equity Fund	141,760	1,875	139,885
Russell U.S. Small Cap Equity Fund	395,372	123,399	271,973
Russell International Developed Markets Fund	1,049,463	925,486	123,977
Russell Global Equity Fund	550,499	1,401	549,098
Russell Emerging Markets Fund	2,253,647	235,362	2,018,285
Russell Tax-Managed U.S. Large Cap Fund	169,049	40,777	128,272
Russell Tax-Managed U.S. Mid & Small Cap Fund	139,934	22,483	117,451
Russell Tax-Managed International Equity Fund	361,625	185	361,440
Russell Global Opportunistic Credit Fund	738,925	1,156	737,769
Russell Strategic Bond Fund	1,150,206	152,353	997,853
Russell Investment Grade Bond Fund	357,468	187,832	169,636
Russell Short Duration Bond Fund	281,690	79,463	202,227
Russell Tax Exempt High Yield Bond Fund	106,166	185	105,981
Russell Tax Exempt Bond Fund	168,396	33,569	134,827
Russell Commodity Strategies Fund	415,488	1,920	413,568
Russell Global Infrastructure Fund	498,552	1,157	497,395
Russell Global Real Estate Securities Fund	525,822	66,913	458,909
(1) The fee reimbursement for the Russell U.S. Core Equity Fund exceeded the current year total custodian fees by $9,875. The excess reimbursement was accounted for as miscellaneous income for the period ended October 31, 2016.

11. Subsequent Events
Management has evaluated the events and/or transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustments of the financial statements or additional disclosures except the following:

On November 1, 2016, the Board declared dividends payable from net investment income. Dividends were paid on November 3,
2016, to shareholder of record effective with the opening of business on November 2, 2016.

On November 14, 2016, the name of the Russell Cayman Commodity Strategies Fund Ltd., a wholly-owned subsidiary of the Russell
Commodity Strategies Fund, was changed to the Cayman Commodity Strategies Fund Ltd.

On December 1, 2016, the Board declared dividends payable from net investment income. Dividends were paid on December 5,
2016, to shareholder of record effective with the opening of business on December 2, 2016.

810 Notes to Financial Statements

Russell Investment Company
Russell Funds

Notes to Financial Statements, continued — October 31, 2016

On December 16, 2016, the Board declared dividends payable from net investment income and capital gains. Dividends were paid on December 20, 2016, to shareholder of record effective with the opening of business on December 19, 2016.

Notes to Financial Statements 811

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Russell Investment Company

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Russell U.S. Core Equity Fund, Russell U.S. Defensive Equity Fund, Russell U.S. Dynamic Equity Fund, Russell U.S. Strategic
Equity Fund, Russell U.S. Large Cap Equity Fund, Russell U.S. Mid Cap Equity Fund, Russell U.S. Small Cap Equity Fund, Russell
International Developed Markets Fund, Russell Global Equity Fund, Russell Emerging Markets Fund, Russell Tax-Managed U.S.
Large Cap Fund, Russell Tax-Managed U.S. Mid & Small Cap Fund, Russell Tax-Managed International Equity Fund, Russell Global
Opportunistic Credit Fund, Unconstrained Total Return Fund, Russell Strategic Bond Fund, Russell Investment Grade Bond Fund,
Russell Short Duration Bond Fund, Russell Tax Exempt High Yield Bond Fund, Russell Tax Exempt Bond Fund, Russell Commodity
Strategies Fund and its subsidiary, Russell Global Infrastructure Fund, Russell Global Real Estate Securities Fund, Russell Multi-
Strategy Income Fund, Russell Strategic Call Overwriting Fund, Select U.S. Equity Fund and Select International Equity Fund, (twenty seven of the portfolios constituting Russell Investment Company, hereafter collectively referred to as the “Funds”) as of October 31,
2016, the results of each of their operations for the period then ended, the changes in each of their net assets for each of the periods presented and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight
Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

812 Report of Independent Registered Public Accounting Firm

Russell Investment Company
Russell Funds

Tax Information — October 31, 2016 (Unaudited)

For the tax year ended October 31, 2016, the Funds hereby designate 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended October 31, 2016, the Funds hereby designate under Section 871(k)(2)(c) of the Internal Revenue Code, the maximum amount allowable as a short-term capital gains dividend for purposes of the tax imposed under Section 871(a)(1)(A)
of the Code. This applies to nonresident alien shareholders only.

The Form 1099 you receive in January 2017 will show the tax status of all distributions paid to your account in calendar year
2016.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Russell U.S Core Equity Fund	100.0%
Russell U.S. Defensive Equity Fund	100.0%
Russell U.S. Dynamic Equity Fund	100.0%
Russell U.S. Strategic Equity Fund	100.0%
Russell U.S. Large Cap Equity Fund	100.0%
Russell U.S. Mid Cap Equity Fund	80.5%
Russell U.S. Small Cap Equity Fund	100.0%
Russell International Developed Markets Fund	0.0%
Russell Global Equity Fund	49.9%
Russell Emerging Markets Fund	0.0%
Russell Tax-Managed U.S. Large Cap Fund	100.0%
Russell Tax-Managed U.S. Mid & Small Cap Fund	0.0%
Russell Tax-Managed International Fund	0.0%
Russell Global Opportunistic Credit Fund	0.0%
Unconstrained Total Return Fund	0.0%
Russell Strategic Bond Fund	0.0%
Russell Investment Grade Bond Fund	0.0%
Russell Short Duration Bond Fund	0.0%
Russell Tax Exempt High Yield Bond Fund	0.0%
Russell Tax Exempt Bond Fund	0.0%
Russell Commodity Strategies Fund	0.0%
Russell Global Infrastructure Fund	33.6%
Russell Global Real Estate Securities Fund	0.0%
Russell Multi-Strategy Income Fund	10.2%
Russell Strategic Call Overwriting Fund	100.0%
Select U.S. Equity Fund	100.0%
Select International Equity Fund	0.0%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2016:

Russell U.S. Core Equity Fund	$137,841,291
Russell U.S. Defensive Equity Fund	14,696,015

Tax Information 813

Russell Investment Company
Russell Funds

Tax Information — October 31, 2016 (Unaudited)

Russell U.S. Dynamic Equity Fund	53,264,453
Russell U.S. Strategic Equity Fund	177,632,651
Russell U.S. Large Cap Equity Fund	28,572,325
Russell U.S. Mid Cap Equity Fund	21,898,920
Russell U.S. Small Cap Fund	133,681,655
Russell Global Equity Fund	226,483,588
Russell Tax-Managed U.S. Mid & Small Cap Fund	1,876,698
Russell Strategic Bond Fund	34,140,530
Russell Investment Grade Bond Fund	1,902,828
Russell Short Duration Bond Fund	443,542
Russell Global Infrastructure Fund	34,687,634
Russell Global Real Estate Securities Fund	72,135,628
Select U.S. Equity Fund	1,065,331

Please consult a tax  adviser for any questions about federal or state income tax laws.

The Funds listed below paid foreign taxes and recognized foreign source income during the taxable year ended October 31, 2016.
Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following per share amounts of foreign taxes paid and income earned from foreign sources:

		Foreign		Foreign
		Taxes		Source
	Foreign	Paid	Foreign Source	Income Per
Fund Name	Taxes Paid	Per Share	Income	Share
Russell International Developed Markets Fund	$5,065,876	$0.0696	$73,618,442	$1.0115
Russell Global Equity Fund	2,325,283	0.0101	30,822,203	0.1345
Russell Emerging Markets Fund	7,562,112	0.0552	46,275,500	0.3379
Russell Tax Managed International Equity Fund	1,364,645	0.0200	13,980,656	0.2045
Russell Global Infrastructure Fund	2,017,044	0.0223	29,166,307	0.3224
Select International Equity Fund	2,364,572	0.0271	26,147,235	0.2996

Pursuant to Section 852(b)(5)(A) of the Internal Revenue Code, the following Funds designate distributions from net investment income as exempt interest dividends during the taxable year ended October 31, 2016:

Russell Tax Exempt High Yield Bond Fund	10,464,197
Russell Tax Exempt Bond Fund	$36,401,739

814 Tax Information

Russell Investment Company
Russell Funds

Affiliated Brokerage Transactions — October 31, 2016 (Unaudited)

As discussed in the Note 5 in the Notes to Financial Statements contained in this annual report, the Funds utilize RIIS and its independent brokers. RIIS is a registered broker dealer and investment adviser and an affiliate of RIM. RIIS uses a multi-venue trade management approach whereby RIIS allocates trades among RIIS’ network of independent brokers for execution, clearing, and other services. Trades placed through RIIS and its independent brokers are made (i) to manage trading associated with changes in money manager, rebalancing across existing money managers, cash flows and other portfolio transitions, (ii) to execute portfolio securities transactions for each Fund’s assets that RIM determines not to allocate to money managers including assets RIM may manage to effect a Fund’s investment strategies and/or to modify a Fund’s overall portfolio characteristics and for each Fund’s cash reserves, (iii) to execute portfolio securities transactions for the portion of a Fund’s assets that RIM manages based upon model portfolios provided by the Funds’ non-discretionary managers or (iv) to execute money manager portfolio securities transactions for the segment of a Fund’s portfolio assigned to the money manager. RIM has authorized RIIS to effect certain futures, swaps, OTC derivative transactions, and cleared swaps, including foreign currency spots, forwards and options trading on behalf of the Funds.

Amounts retained by RIIS for the period ended October 31, 2016 were as follows:

Affiliated Broker	Fund Name	2016
RIM
	Russell U.S. Core Equity Fund	$34,564
	Russell U.S. Defensive Equity Fund	65,987
	Russell U.S. Dynamic Equity Fund	50,986
	Russell U.S. Strategic Equity Fund	327,847
	Russell U.S. Large Cap Equity Fund	37,789
	Russell U.S. Mid Cap Equity Fund	26,755
	Russell U.S. Small Cap Equity Fund	821,508
	Russell International Developed Markets Fund	449,264
	Russell Global Equity Fund	336,688
	Russell Emerging Markets Fund	297,110
	Russell Strategic Bond Fund	673,156
	Russell Investment Grade Bond Fund	68,214
	Russell Global Infrastructure Fund	275,749
	Russell Global Real Estate Securities Fund	265,677

Affiliated Brokerage Transactions 815

Russell Investment Company
Russell Funds

Basis for Approval of Investment Advisory Contracts — (Unaudited)

Initial Approval of the Investment Advisory Agreement for the Unconstrained Total Return Fund
In the case of a new Fund, the Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the
“Board”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent
Trustees”) voting separately, initially approve the advisory agreement with RIM (formerly, Russell Investment Management Company)
(the “New Fund RIM Agreement”) and the portfolio management contract with each Money Manager of the Fund (collectively, the “New
Fund Money Manager Agreements,” and together with the New Fund RIM Agreement, the “New Fund Agreements”) and, thereafter, to approve the continuation of each New Fund Agreement on at least an annual basis, and that the terms and conditions of each New
Fund Agreement provide for its termination if continuation is not approved annually and upon its “assignment” within the meaning of
Section 2(a)(4) of the 1940 Act.

The Board, including all of the Independent Trustees, initially considered and approved the adoption of the New Fund Agreements for the Unconstrained Total Return Fund (the “New Fund”) at a meeting held in person on May 24, 2016 (the “New Fund Agreement
Evaluation Meeting”). The Board considered RIM’s expectation that a change in ownership would occur in or around June 2016 as a result of a transaction involving the sale of Frank Russell Company’s (“FRC”) asset management business (“Russell Investments”), including RIM, by the London Stock Exchange Group plc (“LSEG”) to Emerald Acquisition Limited (“Emerald Acquisition”), a
newly-formed acquisition vehicle through which the limited partners of certain private equity funds (the “TA Funds”) affiliated with
TA Associates Management, L.P. ( “TA Associates”) would indirectly acquire a majority ownership interest and the limited partners of certain private equity funds (the “Reverence Capital Funds”) affiliated with Reverence Capital Partners, L.P. (“Reverence Capital,”
and together with TA Associates, the “RIM Purchaser”) would indirectly acquire a significant minority ownership interest in Russell
Investments (the “Transaction”). The New Fund Agreements that the Board considered and approved at the New Fund Agreement
Evaluation Meeting consisted of (i) the New Fund RIM Agreement to be to effective prior to the Transaction (the “Pre-Transaction
New Fund RIM Agreement”); (ii) the New Fund Money Manager Agreements to be to effective prior to the Transaction (collectively, the “Pre-Transaction New Fund Money Manager Agreements,” and together with the Pre-Transaction New Fund RIM Agreement, the
“Pre-Transaction New Fund Agreements”); (iii) the New Fund RIM Agreement to be effective upon the closing of the Transaction (the
“Post-Transaction New Fund RIM Agreement,” and together with the Pre-Transaction New Fund RIM Agreement, the “New Fund RIM
Agreements”); and (iv) the New Fund Money Manager Agreements to be effective upon the closing of the Transaction (collectively, the
“Post-Transaction New Fund Money Manager Agreements,” and together with the Post-Transaction New Fund RIM Agreement, the
“Post-Transaction New Fund Agreements”).

In preparation for the reviews, the Board, including the Independent Trustees, considered (1) information and reports prepared by RIM relating to the services proposed to be provided by RIM (and its affiliates) and each Money Manager to the New Fund; (2) information prepared by RIM, not an independent source, comparing the proposed fees and projected expenses of the New Fund with other peer funds not managed by RIM, identified and presented by RIM as generally comparable in investment objective to the New Fund (the
“RIM Comparable Funds,” and with the New Fund, in the case of operating expense comparisons, the New Fund’s “RIM Expense
Universe”); and (3) presentations made by RIM to the Trustees at the New Fund Agreement Evaluation Meeting in connection with its evaluation of the New Fund Agreements. The foregoing and other information received by the Board, including the Independent
Trustees, in connection with its evaluations of the New Fund Agreements are collectively called the “New Fund Agreement Evaluation
Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the other RIM-
managed funds (the “Other RIM-Managed Funds”) for which the Board has supervisory responsibility with respect to services provided by RIM and RIM’s affiliates, and advice previously received from counsel to the Funds and counsel to the Independent Trustees regarding the Trustees’ responsibilities in considering the New Fund Agreements. The Other RIM-Managed Funds and the New Fund
collectively are called the “Funds.”

At the New Fund Agreement Evaluation Meeting, the Board was advised that RIM’s goal with respect to the New Fund was initially to include the New Fund as an underlying fund for certain target allocation funds-of-funds managed by RIM, and later to add the New
Fund to certain strategic asset allocation models provided by RIM. The Board considered RIM’s advice that the New Fund would offer a diversified fixed-income investment option designed to maintain positive returns in different interest rate environments. The
Board was advised that the New Fund initially would have a contractual advisory fee (i.e., not giving effect to any voluntary fee waivers proposed for the New Fund or by the managers of the other RIM Expense Universe funds) that ranked in the fifth quintile of its RIM
Expense Universe. The Board considered that the advisory fee schedule included breakpoints that would reduce advisory fees as certain asset levels are reached. The Board further considered a contractual agreement by RIM to waive up to the full amount of its advisory fee and reimburse the New Fund for other direct fund-level expenses, excluding extraordinary expenses, to the extent that the

816 Basis for Approval of Investment Advisory Contracts

Russell Investment Company
Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

direct fund-level expenses exceed 0.75% of the New Fund’s average daily net assets, and, after taking that waiver into account, that the
New Fund would have a total expense ratio that ranked in the third quintile of its RIM Expense Universe.

Based upon the New Fund Agreement Evaluation Information, the Trustees considered various specific factors in evaluating approval of the New Fund RIM Agreements, including the following:

1. The nature, scope, and overall quality of the investment management and other services expected to be provided to the New Fund by RIM;

2. The advisory fee to be paid by the New Fund to RIM (the “Advisory Fee”) and the fact that it would encompass all investment advisory fees to be paid by the New Fund, including the fees for any Money Managers of the New Fund;

3. Information provided by RIM as to other fees and benefits expected to be received by RIM or its affiliates from the New Fund, including any administrative or transfer agent fees and any fees received for management or administration of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4. Information provided by RIM as to projected expenses to be incurred by the New Fund; and

5. Information provided by RIM as to the projected profits that RIM expects to derive from its operations with respect to the New Fund.

The Board noted, among other things, that as a newly organized fund, the New Fund, at the time of the New Fund Agreement Evaluation
Meeting, had no historical operating, performance, expense ratio or profitability information. Moreover, the Board noted, in considering the structure of the Advisory Fee and whether economies of scale are reflected appropriately, the uncertainties as to the New Fund’s ability to attract assets.

On the basis of the New Fund Agreement Evaluation Information and other information previously received by the Board from RIM during the course of the current year or prior years, or presented at or in connection with the New Fund Agreement Evaluation Meeting by RIM, the Board found, after giving effect to any applicable waivers and/or reimbursements, (1) the Advisory Fee rate and structure to be charged by RIM was reasonable in light of the nature, scope and overall quality of the investment management and other services expected to be provided to the New Fund; (2) the projected relative expense ratio of the New Fund was comparable to those of its RIM
Comparable Funds; (3) other benefits and fees expected to be received by RIM or its affiliates from the New Fund were not excessive;
and (4) RIM’s projected profitability with respect to the New Fund was not excessive in light of judicial guidance and the expected nature, scope and overall quality of the investment management and other services to be provided by RIM.

In addition to the reviews and considerations described above, the Trustees considered the New Fund RIM Agreements in light of certain reviews conducted in December 2015 in connection with the Trustees’ evaluation and approval of new investment advisory agreements with RIM and then current Money Managers for the Other RIM-Managed Funds. These reviews were required as a result of the change of RIM control caused by the Transaction (the “Other RIM-Managed Funds Agreements”). In approving the Other
RIM-Managed Funds Agreements, the Board considered a variety of factors, positive and negative, deemed relevant in their business judgment, certain of which are noted below. The factors discussed below are not intended to be all-inclusive.

1. The Trustees’ belief that the Other RIM-Managed Funds Agreements would address the immediate need to provide for continuation without interruption of the investment advisory and other services to be provided to the Other RIM-Managed Funds following the completion of the Transaction.

2. RIM’s belief that the Transaction would address the uncertainty of its employees and shareholders of the Other RIM-Managed
Funds and potential shareholders regarding ultimate ownership of RIM and the continuity of services to the Other RIM-Managed
Funds, facilitating efforts to attract and retain qualified investment and other professionals, and to retain current assets of the Other
RIM-Managed Funds and attract attract new assets to such Funds. The Board noted, however, that the involvement of TA Associates and Reverence Capital and the investments made indirectly by the limited partners of the TA Funds and the Reverence Capital
Funds would not be viewed as permanent by employees and shareholders and potential shareholders of the Other RIM-Managed
Funds; therefore, the Transaction might not resolve these uncertainties. When TA Associates and Reverence Capital determine to end their involvement in RIM and to exit the investments made by alternative investment vehicles created by or from the TA Funds
(the “TA Alternative Investment Vehicles”) and by alternative investment vehicles (the “Reverence Capital Entities”), respectively, subsequent to the Transaction, the manner in which such an exit would be accomplished and the consequences to RIM and the Other
RIM-Managed Funds were not and are not determinable. In the event of such a determination and exit, the Board would consider what

Basis for Approval of Investment Advisory Contracts 817

Russell Investment Company
Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

actions, if any, are available, necessary, appropriate, and in the best interests of the Other RIM-Managed Funds and their shareholders under the circumstances.

3. The reputations of TA Associates and Reverence Capital and their records of acquiring investments in investment management companies, as well as their having advised the Board that there is no established timetable for their exits from the RIM investments made by the TA Alternative Investment Vehicles or Reverence Capital Entities at this time. Information presented to the Board by TA
Associates and Reverence Capital in connection with its evaluation of the Other RIM-Managed Funds Agreements showed that past investments by TA Associates in investment management companies historically have extended for three to ten years. In the case of
RIM, it was noted by TA Associates and Reverence Capital that the duration of the investments made by the TA Alternative Investment
Vehicles and the Reverence Capital Entities, respectively, could be shorter or longer than the historical duration of its investments in investment management companies. The impact of such exit on RIM’s operations and financial condition was not determinable, although an exit likely would result in a change of control of RIM.

4. Assurances from TA Associates and Reverence Capital that RIM would continue to be part of Russell Investments and that Russell
Investments will continue to operate as a separate organization under its own governance structure. TA Associates and Reverence
Capital advised the Board that they did not envision involvement in RIM’s day-to-day operations, but that each organization would have representation on the board of directors of a direct or indirect corporate parent company of RIM (the “Russell Investments Board”).
Through their representatives, TA Associates and Reverence Capital would be actively involved in the governance and growth strategy of RIM, would recruit additional members for the Russell Investments Board with meaningful leadership and managerial experience in investment management, and intended to bring strategic relationships to bear in support of driving the growth of RIM’s business.

5. The stated intention of TA Associates and Reverence Capital to retain RIM’s existing management team and other key professionals.
See below for additional information regarding this factor.

6. The intention of TA Associates and Reverence Capital to finance a substantial portion of the Transaction purchase price by issuing debt to certain third-party financial institutions (the “Transaction Lenders”), guaranteed by Emerald Acquisition and certain subsidiaries, including RIM, of FRC (“Transferred Subsidiaries”) (Emerald Acquisition and certain Transferred Subsidiaries, including RIM, are collectively, the “Guarantors”), with the possibility of a future change of control of RIM upon the occurrence of certain conditions or events of default under the final terms and conditions of the borrowing arrangements with the Transaction Lenders (the “Transaction
Borrowing Arrangements”) financing a portion of the Transaction purchase price (which, at the time, had not been negotiated or finalized). The Board noted that RIM, TA Associates, and Reverence Capital each anticipated, based on historical operating profits of the Transferred Subsidiaries, that cash flows from the Transferred Subsidiaries would be adequate to service all debt with appropriate cushions with no diminution in the nature, scope or quality of services provided to the Other RIM-Managed Funds by RIM and its affiliates, as supported by analyses and five-year projections prepared by and provided to the Board by TA Associates and Reverence
Capital. The Board noted that TA Associates and Reverence Capital advised the Board that the capital structure of RIM, giving effect to its debt service obligations under the Transaction Borrowing Arrangements, would be appropriately balanced and that the most recent balance sheet and statement of income of RIM would not be changed significantly by the Transaction. The Board particularly noted that TA Associates and Reverence Capital advised the Board that each had used leverage effectively in prior transactions with asset managers with mutual fund complexes as part of a balanced structure and that a TA Fund and a Reverence Capital Fund (and, indirectly, their limited partners) have guaranteed Emerald Acquisition’s obligation to pay U.S. $150 million of the purchase price to
FRC in four annual installments commencing on December 31, 2017 (the “Holdback”) and, therefore, have an additional financial interest in the success of the Transaction until the Holdback is paid to FRC. TA Associates and Reverence Capital informed the Board that Emerald Acquisition (which is, and it is expected that the terms of the Transaction Borrowing Arrangements will require it to remain, a passive holding company with no operations) is prepared to support the business of RIM through reinvestment of cash flow and additional capital investments as appropriate, but made no commitments and could be financially constrained in its ability to do so.

7. Statements from TA Associates and Reverence Capital that there should be no pressure, and there were then no plans, to make changes with respect to current advisory fees, expense limitations, and distribution arrangements for the Other RIM-Managed Funds or in the nature, scope or quality of services provided to the Funds by RIM and its affiliates.

8. The strong support expressed by the senior management team at RIM for the Transaction.

9. Statements from TA Associates and Reverence Capital that there was no intention to change any of the Other RIM-Managed Funds’
affiliated or third-party service providers in connection with the Transaction, thereby assuring continuation of services needed for

818 Basis for Approval of Investment Advisory Contracts

Russell Investment Company
Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

the Other RIM-Managed Funds’ operations and minimizing complications in connection with the transfer of ownership of Russell
Investments from LSEG to Emerald Acquisition through one or more direct or indirect wholly-owned subsidiaries (the “Owners”).

10. The Board was informed that the Transaction would result in employees of Russell Investments owning a larger financial interest, indirectly, in RIM than they currently own, which may align their long-term interests with the interests of RIM and should help RIM retain key management and investment personnel, an important factor in assessing the stability of RIM following completion of the
Transaction.

11. There would be no changes to the Independent Trustees of the Board in connection with the Transaction, assuring continuity of the
Other RIM-Managed Funds’ supervision and oversight.

12. Assurances from RIM and Emerald Acquisition that no “unfair burden” has been imposed on the Other RIM-Managed Funds within the meaning of Section 15(f) of the 1940 Act in connection with the Transaction, and that for a period of two years following the effective date of the Transaction, they would use reasonable best efforts not to engage in activities that would impose an unfair burden on the Funds.

13. Statements from TA Associates and Reverence Capital that they would not require or seek any changes to the manager-of-managers structure employed by RIM in the case of manager-of-managers Other RIM-Managed Funds and employed by Funds of such Funds through their investments in manager-of-managers Funds or changes to current Money Managers to the manager-of-managers Funds other than in the ordinary course of business.

14. RIM is a joint and several Guarantor, and the Owners’ interests in the Transferred Subsidiaries, including RIM, would be pledged as loan collateral (the “Loan Collateral”) under the Transaction Borrowing Arrangements. If ownership of the Loan Collateral changes as a result of the Transaction Lenders’ exercise of their rights in connection with the Transaction Borrowing Arrangements, and the Other
RIM-Managed Funds Agreements automatically terminate upon the change of control of RIM, there may be no acceptable alternative investment managers with special expertise to continue the manager-of-managers structure selected by shareholders of the manager-
of-managers Other RIM-Managed Funds on comparable terms and conditions. In such event, the Board will consider what actions, if any, are available, necessary, appropriate, and in the best interests of such Other RIM-Managed Funds and their shareholders under the circumstances, which may include approving a temporary interim advisory agreement with RIM in accordance with Rule 15a-4 under the 1940 Act that would allow RIM to continue to serve as investment manager for a maximum period of 150 days.

In connection with its evaluation of the New Fund RIM Agreements, the Board considered changes in senior management prior to the
New Fund Agreement Evaluation Meeting and assurances from RIM that such changes would not impact significantly the services provided to the New Fund under the New Fund RIM Agreements.

In connection with its evaluation of the New Fund RIM Agreements, the Board considered that the above factors generally would be applicable to the New Fund, which employs a manager-of managers structure, including various risks associated with the Transaction.
Such risks include the possibility that a change of control terminating the Post-Transaction New Fund RIM Agreement may occur at any time after the Transaction in the event of, among others things, (1) a default under the Transaction Borrowing Arrangements by direct or indirect subsidiaries of Emerald Acquisition (the “Borrowers”) and the Guarantors, including RIM; or (2) exits from the investments made by the TA Alternative Investment Vehicles and/or the Reverence Capital Entities. Moreover, the Board considered, although TA
Associates and Reverence Capital believe, that based on the historical operating profits of RIM and the other Transferred Subsidiaries, that the “free” cash flows of RIM and the other Transferred Subsidiaries will be sufficient for the Borrowers and the Guarantors to meet their debt service obligations under the Transaction Borrowing Arrangements with no diminution in the nature, scope or quality of services provided to the New Fund, the operating profits of RIM and the other Transferred Subsidiaries may be adversely affected by various factors, including general economic, market and business conditions and developments specific to the business activities and operations of RIM and the other Transferred Subsidiaries. Therefore, there is no assurance that the historical operating profits of RIM and the other Transferred Subsidiaries will be sustained in the future at levels sufficient for the Borrowers and the Guarantors to meet their obligations in respect of the Transaction Borrowing Arrangements and to do so without diminution in the nature, scope and quality of services provided by RIM and its affiliates to the New Fund.

After considering the foregoing and other relevant factors, the Board concluded that approval of the New Fund RIM Agreements would be in the best interest of the New Fund and voted to approve the Agreements.

Basis for Approval of Investment Advisory Contracts 819

Russell Investment Company
Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

At the New Fund Agreement Evaluation Meeting, with respect to the evaluation of the terms of the New Fund Money Manager
Agreements, the Board received and considered information from RIM reporting, among other things, for each Money Manager: RIM’s assessment of the investment capabilities, philosophy and approach of the Money Manager; any significant business relationships between the Money Manager and RIM or Russell Investments Financial Services, LLC (formerly, Russell Financial Services, Inc.), the New Fund’s underwriter; and RIM’s recommendation with respect to the Money Manager’s fee rate. The Board also received reports regarding each Money Manager’s compliance program and certification from the New Fund’s Chief Compliance Officer that its compliance program would meet applicable legal and regulatory requirements. RIM advised the Board that it does not regard Money
Manager profitability as relevant to its evaluation of the New Fund Money Manager Agreements because the willingness of Money
Managers to serve in such capacity depends upon arm’s-length negotiations with RIM; RIM is aware of the standard fees charged by
Money Managers to other clients; and RIM believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIM’s explanation in light of the Board’s findings as to the reasonableness of the Advisory Fee to be paid by the New Fund and the fact that each Money Manager’s fee will be paid by RIM.

Based substantially upon RIM’s recommendations, together with the New Fund Agreement Evaluation Information, the Board
concluded that the fees proposed to be paid to the Money Managers of the New Fund are reasonable in light of the expected quality of the investment advisory services to be provided and that approval of the New Fund Money Manager Agreements with each Money
Manager of the New Fund would be in the best interests of the New Fund and its shareholders.

Approval of Money Manager Contracts
The Board received the following proposals from RIM: (i) at a meeting held on May 24, 2016, to effect Money Manager changes for the
Russell Strategic Bond Fund; and (ii) at a meeting held on August 30, 2016, to effect Money Manager changes for the Russell Strategic
Bond Fund, Russell Investment Grade Bond Fund, Russell Global Real Estate Securities Fund and Russell Global Infrastructure Fund.
In the case of each proposed change, the Trustees approved the terms of the proposed portfolio management contract based upon RIM’s recommendation to hire the Money Manager at the proposed fee rate; information as to reason for the proposed change; information as to the Money Manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be allocated to the Money Manager) and RIM’s evaluation of the anticipated quality of the investment advisory services to be provided by the
Money Manager; information as to any significant business relationships between the Money Manager and RIM or Russell Investments
Financial Services, LLC, the Fund’s underwriter; the CCO’s evaluation of the Money Manager’s compliance program, policies and procedures, and certification that they were consistent with applicable legal standards; RIM’s explanation as to the lack of relevance of Money Manager profitability to the evaluation of portfolio management contracts with Money Managers because the willingness of
Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIM; RIM’s awareness of the standard fee rates charged by the Money Manager to other clients; RIM’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; the increase or decrease in aggregate Money Manager fees to be paid by RIM from its Advisory Fee as a result of the engagement of the Money Manager; and the expected costs of transitioning
Fund assets to the Money Manager. The Trustees’ approval also reflected their findings at prior meetings, including their December
2015 meeting in connection with the their evaluation and approval of new investment advisory agreements with RIM and then current
Money Managers for the Other RIM-Managed Funds, as well as information received throughout the course of the year, regarding the reasonableness of the aggregate investment advisory fees paid by the Funds, and the fact that the aggregate investment advisory fees paid by the Funds would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIM.

820 Basis for Approval of Investment Advisory Contracts

Russell Investment Company
Russell Funds

Shareholder Requests for Additional Information — October 31, 2016 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii)
at https://russellinvestments.com; and (iii) at the Securities and Exchange Commission’s Office of Investor Education and Advocacy
(formerly, the Public Reference room).

The Board has delegated to RIM, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIM has established a proxy voting committee and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The
Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio
Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional
Information (“SAI”). The SAI and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2016 are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii)
at https://russellinvestments.com; and (iii) on the Securities and Exchange Commission’s website at www. sec.gov.

To reduce expenses, we may mail only one copy of the Funds’ prospectuses and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your Financial Intermediary.

Some Financial Intermediaries may offer electronic delivery of the Funds’ prospectuses and annual and semi-annual reports. Please contact your Financial Intermediary for further details.

Financial statements of the Funds can be obtained at no charge by calling the Funds at (800) 787-7354.

Shareholder Requests for Additional Information 821

Russell Investment Company
Russell Funds

Disclosure of Information about Fund Trustees and Officers — October 31, 2016
(Unaudited)

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex
consists of Russell Investment Company (“RIC”), which has 41 funds and Russell Investment Funds (“RIF”), which has 9 funds.
Each of the trustees is a trustee of RIC and RIF. The first table provides information for the independent trustees. The second table provides information for the Trustee Emeritus. The third table provides information for the officers. Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers, first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies, and has been determined by the Board to be an “audit committee financial expert”; Ms. Krysty has had business, financial and investment experience as the founder and senior executive of a registered investment adviser focusing on high net worth individuals as well as a certified public accountant and a member of the boards of other corporations and non-profit organizations; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; and Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies. Effective June 30,
2016, Ms. Sandra Cavanaugh retired from Russell Investments and resigned her position as an Interested Trustee of the Trust.

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INDEPENDENT TRUSTEES
Thaddas L. Alston,	Trustee since 2006	Appointed until	Senior Vice President, Larco	50	Until October
Born April 7, 1945		successor is	Investments, Ltd. (real estate firm)		2015, Trustee,
1301 Second Avenue,		duly elected and			Russell
18th Floor, Seattle, WA		qualified			Exchange
98101					Traded Funds
Trust

822 Disclosure of Information about Fund Trustees and Officers

Russell Investment Company
Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31,
2016 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee
Kristianne Blake,	Trustee since 2000	Appointed until	• Director and Chairman of the Audit	50	• Director,
Born January 22, 1954	Chairman since 2005	successor is	Committee, Avista Corp (electric		Avista Corp
1301 Second Avenue,		duly elected and	utilities)		(electric
18th Floor, Seattle, WA		qualified	• Regent, University of Washington		utilities)
98101		Approved	• President, Kristianne Gates Blake,		• Until June
		annually	P.S. (accounting services)		30, 2014,
			• Until June 30, 2014, Director, Ecova		Director,
			(total energy and sustainability		Ecova (total
			management)		energy and
			• Until December 31, 2013, Trustee		sustainability
			and Chairman of the Operations		management)
			Committee, Principal Investors Funds		• Until
			and Principal Variable Contracts		December 31,
			Funds (investment company)		2013, Trustee,
			• From April 2004 through December		Principal
			2012, Director, Laird Norton Wealth		Investors
			Management and Laird Norton Tyee		Funds
			Trust (investment company)		(investment
company)
• Until
December 31,
2013, Trustee
Principal
Variable
Contracts
Funds
(investment
company)
• From April
2004 through
December
2012,
Director, Laird
Norton Wealth
Management
and Laird
Norton
Tyee Trust
(investment
company)
• Until October
2015, Trustee,
Russell
Exchange
Traded Funds
Trust

* Each Trustee is subject to mandatory retirement at age 75.

Disclosure of Information about Fund Trustees and Officers 823

Russell Investment Company
Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31,
2016 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INDEPENDENT TRUSTEES (continued)
Cheryl Burgermeister,	Trustee since 2012	Appointed until	• Retired	50	• Trustee and
Born June 26, 1951		successor is	• Trustee and Chairperson of Select		Chairperson of
1301 Second Avenue,		duly elected and	Sector SPDR Funds (investment		Select Sector
18th Floor, Seattle, WA		qualified	company)		SPDR Funds
98101			• Until December 31, 2014,		(investment
			Chairperson of Audit Committee,		company)
			Select Sector SPDR Funds		• Until May
			(investment company)		6, 2016,
Trustee, ALPS
Series Trust
(investment
company)
• Until
December
31, 2014,
Chairperson
of Audit
Committee,
Select Sector
SPDR Funds
(investment
company)
• Until October
2015, Trustee,
Russell
Exchange
Traded Funds
Trust

Daniel P. Connealy,	Trustee since 2003	Appointed until	• Retired	50	Until October
Born June 6, 1946	Chairman of the	successor is	• June 2004 to June 2014, Senior Vice		2015, Trustee,
1301 Second Avenue,	Audit Committee	duly elected and	President and Chief Financial Officer,		Russell
18th Floor, Seattle, WA	since 2015	qualified	Waddell & Reed Financial, Inc.		Exchange
98101		Appointed until	(investment company)		Traded Funds
		successor is			Trust
duly elected and
qualified

Katherine W. Krysty,	Trustee since 2014	Appointed until	• Retired	50	Until October
Born December 3, 1951		successor is	• January 2011 through March 2013,		2015, Trustee,
1301 Second Avenue		duly elected and	President Emerita, Laird Norton		Russell
18th Floor, Seattle, WA		qualified	Wealth Management (investment		Exchange
98101			company)		Traded Funds
Trust

824 Disclosure of Information about Fund Trustees and Officers

Russell Investment Company
Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31,
2016 (Unaudited)

	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Name,	With Fund and	of	During the	Portfolios	Directorships
Age,	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
Address	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INDEPENDENT TRUSTEES (continued)
Raymond P. Tennison, Jr.,	Trustee since 2000	Appointed until	• Retired	50	Until October
Born December 21, 1955	Chairman of	successor is	• From January 2008 to December		2015, Trustee,
1301 Second Avenue	the Nominating	duly elected and	2011, Vice Chairman of the Board,		Russell
18th Floor, Seattle, WA	and Governance	qualified	Simpson Investment Company (paper		Exchange
98101	Committee since	Appointed until	and forest products)		Traded Funds
	2007	successor is			Trust
duly elected and
qualified

Jack R. Thompson,	Trustee since 2005	Appointed until	• Retired	50	• Until October
Born March 21, 1949	Chairman of	successor is			2015, Trustee,
1301 Second Avenue,	the Investment	duly elected and			Russell
18th Floor, Seattle, WA	Committee since	qualified			Exchange
98101	2015	Appointed until			Traded Funds
		successor is			Trust
duly elected and
qualified

* Each Trustee is subject to mandatory retirement at age 75.

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

TRUSTEE EMERITUS
George F. Russell, Jr.,	Trustee Emeritus and	Until resignation	• Director Emeritus, RIM	50	None
Born July 3, 1932	Chairman Emeritus	or removal
1301 Second Avenue,	since 1999
18th Floor, Seattle, WA
98101

Name,	Positions(s) Held	Term	Principal Occupation(s)
Age,	With Fund and	of	During the
Address	Length of	Office	Past 5 Years
Time Served

OFFICERS
Cheryl Wichers,	Chief Compliance	Until removed	• Chief Compliance Officer, RIC and RIF
Born December 16, 1966	Officer since 2005	by Independent	• Chief Compliance Officer, RIFUS and U.S. One Inc.
1301 Second Avenue		Trustees	• 2005 to 2011 Chief Compliance Officer, RIM
18th Floor, Seattle, WA
98101

Disclosure of Information about Fund Trustees and Officers 825

Russell Investment Company
Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31,
2016 (Unaudited)

Name,	Positions(s) Held	Term	Principal Occupation(s)
Age,	With Fund and	of	During the
Address	Length of	Office	Past 5 Years
Time Served
Mark E. Swanson,	President and Chief	Until successor	• Global Head of Fund Services, Russell Investments
Born November 26, 1963	Executive Officer	is chosen and	• President, CEO, Treasurer, Chief Accounting Officer and CFO, RIC
1301 Second Avenue	since 2016	qualified by	and RIF
18th Floor, Seattle, WA	Treasurer and Chief	Trustees	• Director, President and CEO, RIFUS
98101	Accounting Officer		• Director, RIM, Russell Investments Trust Company (“RITC”) and
	since 1998		Russell Investments Financial Services, LLC (“RIFIS”)
• October 2011 to December 2013, Head of North America Operations
Russell Investments
• May 2009 to October 2011, Global Head of Fund Operations, Russell
Investments

Jeffrey T. Hussey,	Chief Investment	Until removed by	• Global Chief Investment Officer, Russell Investments
Born May 2, 1969	Officer since 2013	Trustees	• Chief Investment Officer, RIC and RIF
1301 Second Avenue,			• Chairman of the Board, President and CEO, RIM
18th Floor, Seattle WA			• Director, RITC, Russell Investments Implementation Services, LLC
98101			and Russell Investments Delaware, LLC
• Board of Managers, Russell Investments Funds Management, LLC
• 2003 to 2013 Chief Investment Officer, Fixed Income, Russell
Investments

Mary Beth R. Albaneze,	Secretary since 2010	Until successor	• Associate General Counsel, Russell Investments
Born April 25, 1969		is chosen and	• Secretary, RIM, RIFUS and RIFIS
1301 Second Avenue,		qualified by	• Secretary and Chief Legal Officer, RIC and RIF
18th Floor, Seattle, WA		Trustees	• Assistant Secretary, Russell Investments Insurance Agency, LLC
98101			(“RIIA”)(insurance agency) and U.S. One Inc.

826 Disclosure of Information about Fund Trustees and Officers

Russell Investment Company
Russell Funds

Adviser, Money Manager and Service Providers — October 31, 2016

Independent Trustees	Russell U.S. Dynamic Equity Fund
Thaddas L. Alston	AJO, LP, Philadelphia, PA
Kristianne Blake	Jacobs Levy Equity Management, Inc., Florham Park, NJ
Cheryl Burgermeister	Pzena Investment Management, LLC, New York, NY
Daniel P. Connealy	Suffolk Capital Management, LLC, New York, NY
Katherine W. Krysty	Russell U.S. Strategic Equity Fund
Raymond P. Tennison, Jr.	AJO, LP, Philadelphia, PA
Jack R. Thompson	Barrow, Hanley, Mewhinney & Strauss, LLC, Dallas, TX
Trustee Emeritus	Brandywine Global Investment Management, LLC,
George F. Russell, Jr.	Philadelphia, PA
Officers	Jacobs Levy Equity Management, Inc., Florham Park, NJ
Mark E. Swanson, President, CEO, Treasurer, Chief	PanAgora Asset Management Inc, Boston, MA
Accounting Officer & CFO	Suffolk Capital Management, LLC, New York, NY
Cheryl Wichers, Chief Compliance Officer	William Blair Investment Management, LLC, Chicago, IL
Jeffrey T. Hussey, Chief Investment Officer	Russell U.S. Large Cap Equity Fund
Mary Beth Rhoden Albaneze, Secretary	Ceredex Value Advisors LLC, Orlando, FL
Adviser	Columbus Circle Investors, Stamford, CT
Russell Investment Management, LLC	Jacobs Levy Equity Management Inc., Florham Park, NJ
1301 Second Avenue	Sustainable Growth Advisers, LP, Stamford, CT
Seattle, WA 98101	TCW Asset Management Company, Los Angeles, CA
Administrator and Transfer and Dividend Disbursing	Russell U.S. Mid Cap Equity Fund
Ceredex Value Advisors LLC, Orlando, FL
Agent	Elk Creek Partners, LLC, Denver, CO
Russell Investments Fund Services, LLC	Jacobs Levy Equity Management Inc., Florham Park, NJ
1301 Second Avenue
Seattle, WA 98101	Russell U.S. Small Cap Equity Fund
Ancora Advisors LLC, Mayfield Heights, OH
Custodian	Cardinal Capital Management, L.L.C., Greenwich, CT
State Street Bank and Trust Company	Copeland Capital Management, LLC, Conshohocken, PA
1 Heritage Drive	DePrince, Race & Zollo, Inc., Winter Park, FL
North Quincy, MA 021171	EAM Investors, LLC, Cardiff by the Sea, CA
Office of Shareholder Inquiries	Falcon Point Capital, LLC, San Francisco, CA
1301 Second Avenue	Jacobs Levy Equity Management Inc., Florham Park, NJ
Seattle, WA 98101	PENN Capital Management Company, Inc., Philadelphia, PA
(800) 787-7354	Robeco Investment Management, Inc., New York, NY
Legal Counsel	Timpani Capital Management LLC, Milwaukee, WI
Dechert LLP	Russell International Developed Markets Fund
One International Place, 40th Floor	Barrow, Hanley, Mewhinney & Strauss, LLC, Dallas, TX
100 Oliver Street	MFS Institutional Advisors Inc., Boston, MA
Boston, MA 02110	Numeric Investors LLC, Boston, MA
Distributor	Pzena Investment Management, LLC, New York, NY
Russell Investments Financial Services, LLC	Wellington Management Company, LLP, Boston, MA
1301 Second Avenue	Russell Global Equity Fund
Seattle, WA 98101	Harris Associates L.P., Chicago, IL
Independent Registered Public Accounting Firm	MFS Institutional Advisors Inc., Boston, MA
PricewaterhouseCoopers LLP	Polaris Capital Management, LLC, Boston, MA
1420 5th Avenue, Suite 2800	Sanders Capital, LLC, New York, NY
Seattle, WA 98101	Wellington Management Company, LLP, Boston, MA
Money Managers	Russell Emerging Markets Fund
Russell U.S. Core Equity Fund	AllianceBernstein L.P., New York, NY
Consillium Investment Management, LLC, Fort Lauderdale,
Barrow, Hanley, Mewhinney & Strauss, LLC, Dallas, TX	FL
Brandywine Global Investment Management, LLC,	Delaware Management Company, a Series of Delaware
Philadelphia, PA	Management Business Trust, Philadelphia, PA
Columbus Circle Investors, Stamford, CT	Harding Loevner LP, Bridgewater, NJ
Jacobs Levy Equity Management, Inc., Florham Park, NJ	Numeric Investors LLC, Boston, MA
Suffolk Capital Management, LLC, New York, NY	Oaktree Capital Management, L.P., Los Angeles, CA
Sustainable Growth Advisers, LP, Stamford, CT	Westwood Management Corporation, Dallas, TX
Russell U.S. Defensive Equity Fund	Russell Tax-Managed U.S. Large Cap Fund
Coho Partners, Ltd., Berwyn, PA	Armstrong Shaw Associates Inc., New Canaan, CT
J.P. Morgan Investment Management Inc., New York, NY	Barrow, Hanley, Mewhinney & Strauss, LLC, Dallas, TX
Jacobs Levy Equity Management, Inc., Florham Park, NJ	J.P. Morgan Investment Management Inc., New York, NY
PanAgora Asset Management Inc, Boston, MA

Adviser, Money Manager and Service Providers 827

Russell Investment Company
Russell Funds

Adviser, Money Manager and Service Providers — October 31, 2016

MarVista Investment Partners LLC, Los Angeles, CA	Russell Investment Grade Bond Fund
Sustainable Growth Advisers, LP, Stamford, CT	Logan Circle Partners, L.P., Philadelphia, PA
Russell Tax-Managed U.S. Mid & Small Cap Fund	Loomis, Sayles & Company, L.P., Boston, MA
Chartwell Investment Partners, Berwyn, PA	Neuberger Berman Fixed Income LLC, Chicago, IL
Luther King Capital Management Corporation, Fort Worth,	Schroder Investment Management North America Inc., New
TX	York, NY
Netols Asset Management Inc., Mequon, WI	Russell Short Duration Bond Fund
Snow Capital Management, L.P., Sewickley, PA	Logan Circle Partners, L.P., Philadelphia, PA
Summit Creek Advisors LLC, Minneapolis, MN	Scout Investments, Inc, Kansas City, MO
Russell Tax-Managed International Equity Fund	THL Credit Advisors, LLC, Boston, MA
AllianceBernstein L.P., New York, NY	Russell Tax Exempt High Yield Bond Fund
Delaware Investment Fund Advisers, a Series of Delaware	Goldman Sachs Asset Management, New York, NY
Management Business Trust, Philadelphia, PA	MacKay Shields LLC, New York, NY
Fiera Capital Inc., New York, NY	Russell Tax Exempt Bond Fund
Janus Capital Management LLC, Denver, CO
Pzena Investment Management, LLC, New York, NY	AllianceBernstein L.P., New York, NY
RWC Asset Advisors (US) LLC, London, United Kingdom	MacKay Shields LLC, New York, NY
Russell Global Opportunistic Credit Fund	Russell Commodity Strategies Fund
Axiom Alternative Investments SARL, Paris, France	CoreCommodity Management, LLC, Stamford, CT
DDJ Capital Management LLC, Waltham, MA	Credit Suisse Asset Management, LLC, New York, NY
Dupont Capital Management Corporation, Wilmington, DE	Goldman Sachs Asset Management, New York, NY
Lazard Asset Management LLC, New York, NY	Russell Global Infrastructure Fund
Oaktree Capital Management, L.P., Los Angeles, CA	Cohen & Steers Capital Management, Inc., New York, NY
THL Credit Advisors, LLC, Boston, MA	Colonial First State Asset Management (Australia) Limited,
Unconstrained Total Return Fund	Sydney, Australia
H2O Asset Management LLP, London, United Kingdom	Maple-Brown Abbott Limited, Sydney, Australia
Post Advisory Group, LLC, Santa Monica, CA	Nuveen Asset Management, LLC, Chicago, IL
Putnam Investment Management, LLC, Boston, MA	Russell Global Real Estate Securities Fund
THL Credit Advisors, LLC, Boston, MA	Cohen & Steers Capital Management, Inc., New York, NY
Russell Strategic Bond Fund	Morgan Stanley Investment Management Inc., New York, NY
Colchester Global Investors Limited, London, United	RREEF America L.L.C., Chicago, IL
Kingdom	Russell Multi-Strategy Income Fund
Logan Circle Partners, L.P., Philadelphia, PA	Cohen & Steers Capital Management, Inc., New York, NY
Pareto Investment Management Limited, London, United	DDJ Capital Management LLC, Waltham, MA
Kingdom	Epoch Investment Partners, Inc., New York, NY
Schroder Investment Management North America Inc., New	Janus Capital Management LLC, Denver, CO
York, NY	Kopernik Global Investors, LLC, Tampa, FL
Scout Investments, Inc, Kansas City, MO	Lazard Asset Management LLC, New York, NY
Western Asset Management Company, Pasadena, CA and	Loomis, Sayles & Company, L.P., Boston, MA
Western Asset Management Company Limited, London,	THL Credit Advisors, LLC, Boston, MA
United Kingdom
Note: Select U.S. Equity, Select International Equity and Russell Strategic Call
Overwriting Funds are directly managed by RIM.

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by
Prospectus, which includes details as to offering price and other material information.

828 Adviser, Money Manager and Service Providers

Russell Investment Company
1301 Second Avenue
Seattle, Washington 98101
800-787-7354
Fax: 206-505-3495
https://russellinvestments.com

[redacted]

Russell Investments

2016 ANNUAL REPORT

LifePoints® Funds

OCTOBER 31, 2016

FUND	SHARE CLASS
Conservative Strategy Fund	A, C, E, R1, R4, R5, S
Moderate Strategy Fund	A, C, E, R1, R4, R5, S
Balanced Strategy Fund	A, C, E, R1, R4, R5, S
Growth Strategy Fund	A, C, E, R1, R4, R5, S
Equity Growth Strategy Fund	A, C, E, R1, R4, R5, S
2020 Strategy Fund	A, E, R1, R4, R5, S
2025 Strategy Fund	R1, R4, R5
2030 Strategy Fund	A, E, R1, R4, R5, S
2035 Strategy Fund	R1, R4, R5
2040 Strategy Fund	A, E, R1, R4, R5, S
2045 Strategy Fund	R1, R4, R5
2050 Strategy Fund	R1, R4, R5
2055 Strategy Fund	R1, R4, R5
In Retirement Fund	A, R1, R4, R5

Russell Investment
Company

Russell Investment Company is a
series investment company with
41 different investment portfolios
referred to as Funds. These
financial statements report on 14
of these Funds.

Russell Investment Company

LifePoints® Funds

Annual Report

October 31, 2016

Table of Contents

Russell Investment Company - LifePoints® Funds.

Copyright © Russell Investments 2016. All rights reserved.

Russell Investments’ ownership is composed of a majority stake held by funds managed by TA Associates with minority stakes held by funds managed by Reverence Capital Partners and Russell Investments’ management.

Frank Russell Company is the owner of the Russell trademarks contained in this material and all trademark rights related to the Russell trademarks, which the members of the Russell Investment group of companies are permitted to use under license from Frank Russell Company. The members of the Russell Investments group of companies are not affiliated in any manner with Frank Russell Company or any entity operating under the “FTSE RUSSELL”
brand.

Fund objectives, risks, charges and expenses should be carefully considered before in-
vesting. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Investments Financial Services, LLC, member FINRA, part of
Russell Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

S&P® is a registered trademark of Standard & Poor’s Financial Services LLC.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting https://russellinvestments.com/us/
funds/performance-prices.

To Our Shareholders

Fellow Shareholder,

2016 goes down as a year of great restlessness, and certainly a bruising year for forecasters. To call the political landscape restive seems understated, but for all the referendums, coups and national elections, the markets remained orderly, delivering returns right down the middle of the road. In fact, you might say that it was a remarkably positive result in view of how plausible major market sell offs would have been!

With record stock market highs, why the rattled nerves? Our current climate appears increasingly unconventional, and delivering returns moving forward could prove increasingly challenging, especially in the U.S. where corporate profits are thinning out and interest rates are likely headed up. Our global team of market strategists continues to keep a close eye on a potential interest rate hike from the Federal Reserve in December, as well as two possible hikes in 2017, supported by the modest economic growth and a gradual firming in inflation we’ve seen this year. The numbers from the U.S. labor market in 2016 remained healthy, and showed no signs of imbalances in business investment. We are, however, keeping a close eye on warning signs stemming from the corporate sector, including a troubling rise in corporate leverage throughout 2016.
U.S. corporate earnings appear to have bottomed, while the most recent earnings growth was positive but tepid. While our team still has an underweight U.S. equities view, their modeling shows only a modest risk of recession, and they continue with a ‘buy-the-dips and sell-the-rallies’ investment strategy.

At the same time, change is inseparable with opportunity. Our strategists and portfolio managers work diligently to ensure that portfolios are well positioned to take advantage of new opportunities, while seeking to avoid as much of the downside as possible. If bond yields rise, if inflation increases in some regions while deflation occurs elsewhere, a dynamic investment process can respond. We also are active currency investors in certain portfolios, looking to see if the U.S. dollar will test previous highs or whether the British pound remains at risk, as investors focus on the full implications of Brexit’s implementation.

We believe more than ever that securing your desired investment outcomes takes a dynamic process, comprehensive asset class coverage, and the tools required to identify and manage risk. But as important as that contribution can be, we also believe it’s never been more vital for shareholders to have solid, long-term financial plans, realistic goals, and regular check-ins with personal financial advisors. The following pages provide additional insights on the markets and the performance of Russell Investments mutual funds for the fiscal year ending October 31, 2016.

Thank you for your continued trust. As always, our purpose at Russell Investments is to improve the financial security of people like you. We take that purpose very seriously.

Best regards,

Len Brennan

Chief Executive Officer, Russell Investments

To Our Shareholders 3

Russell Investment Company

Market Summary as of October 31, 2016 (Unaudited)

U.S. Equity Markets
Broadly measured by the Russell 3000® Index, U.S. stocks returned 4.24% for the one year period which is the eighth straight fiscal year ending October 31st that the Russell 3000® Index has finished with a positive absolute return. The
Russell 3000® Index finished with a positive absolute return in eight of the fiscal year’s twelve months.

Within U.S. large capitalization stocks, factors that were rewarded during the fiscal year included moderate beta (beta is a measure of a stock’s sensitivity to the direction of the market) and high dividend yield. Factors that trailed the market included high historical earnings growth, high forecasted growth, positive price momentum, and low price-to-earnings ratios. Additionally, defensive stocks outperformed dynamic stocks across all market capitalization tiers. From a sector perspective, utilities, telecommunication services, information technology, and real estate investment trusts (“REITs”)
outperformed the Russell 1000® Index by 13.31%, 6.58%, 9.71%, and 1.27%, respectively. Sectors that failed to find traction during the one year period were health care, consumer discretionary, energy, and financial services trailing by
8.59%, 6.16%, 2.71%, and 2.21%, respectively.

In early November 2015, non-farm payroll growth for October was reported significantly above consensus at 271,000.
This caused certain industries that may benefit from rising interest rates to react favorably, most notably banks, which outperformed the Russell 3000® Index by over 3.60% in November. Leveraged industries that are seen as bond substitutes due to high dividend yields, such as electric utilities and REITs, underperformed the Russell 3000® Index in November by 2.15% and 0.75%, respectively. In mid-December the U.S. Federal Reserve (the “Fed”) raised short term interest rates for the first time since the global financial crisis. There was not a significant market reaction in December when the Fed raised rates because the increase was mostly priced in by the market once the positive non-farm payroll growth report was released in November, which signaled a high probability of an interest rate increase in December. Fed Chair Yellen stated
that, despite recent international developments, domestically “the economy has been performing well, and we expect it to continue to do so.”

In The Russell 3000® Index ended the January through March period of 2016 with a positive absolute return of 0.97%
although the quarter was defined by two very distinct periods. The first half of the quarter was characterized by slowing growth in China coupled with an ongoing commodities rout (especially in oil), which created significant market volatility and substantial risk-off sentiment. Interest rate sensitive sectors and traditional non-cyclical sectors such as utilities, consumer staples, and REITs were big outperformers and traded at an unusual valuation premium to the broader market.
However, in the latter part of the quarter there was a rebound in the traditional cyclical areas of the market driven in part by more dovish rhetoric from the Fed alongside oil price stabilization. Gross domestic product (“GDP”) growth during the fourth quarter of 2015 was revised further upwards to 1.4% (quarter-over-quarter). Nonfarm payrolls also rose by
242,000 in February and the core inflation rate (2.3% year-over-year in February) was slightly above expectations of 2.2%.
However, at the first quarter Federal Open Market Committee (“FOMC”) meeting, Fed Chair Yellen explained that even though domestic “economic forecasts have not changed much since December”, this was being overshadowed by “global economic and financial developments”, posing a risk to growth. As a result, FOMC “dots” reduced to two the number of likely interest rate hikes in 2016 down from four earlier in the year.

The Russell 3000® Index finished with a positive absolute return of 2.63% from April through June. The U.S. equity market gained over the period despite the U.K. Brexit referendum on European Union membership. The U.K.’s decision to potentially leave the EU threw worldwide markets into turmoil during the month of June. This caused valuations to become even more stretched within utilities, REITs and consumer staples stocks and was a catalyst for discussion about what some in the industry called a “low volatility bubble.” The final revision to first quarter GDP growth was upward to 1.1%, beating consensus estimates of 1.0%. However, a weak May U.S. jobs report came out in early June with non-farm payrolls advancing by only 38,000 versus the 164,000 expected and this reduced expectations about Fed rate hikes. Inflation also continued to remain below target at 1.0% year-over-year, while retail sales were up 2.5% year-over-year in May. Mixed

4 Market Summary

Russell Investment Company

Market Summary as of October 31, 2016, continued — (Unaudited)

U.S. economic data, combined with global uncertainties, caused the Fed to take a more dovish stance relating to increasing interest rates over the intermediate term.

During the third quarter, the Russell 3000® Index rose 4.4%, as the recession fears that characterized the end of the second quarter began to dissipate. The Fed ended the latest round of deliberations on whether to raise rates, with a hawkish hold.
This, combined with moderately favorable economic data and second quarter earnings reports, caused low volatility stocks to underperform while banks and technology stocks outperformed. The final revision for second quarter GDP growth was increased to 1.4% quarter-over-quarter. U.S. retail sales cooled over the period, declining 0.3% month-over-month in the latest reading for August. The non-farm payrolls numbers reported during the quarter impressed markets, increasing by a robust 406,000 over July and August combined, which beat consensus estimates of 360,000. The FOMC left interest rates unchanged at 0.5%, but strongly signaled that “the case for an increase in the federal funds rate has strengthened”. While signaling that a rate hike was likely in the months ahead, Fed officials lowered their economic growth forecast and trimmed the number of rate hikes they foresaw in 2017 from three to two.

In October, the Russell 3000® Index lost 2.16%. Investors gravitated toward larger market capitalization higher beta stocks despite the market decline. Even though higher beta stocks outperformed, some of the lower beta parts of the market such as electric utilities and consumer staples held-up reasonably well. Medium and small capitalization stocks fell more than the broad market while REITs and health care stocks lagged as investors focused on the interest rate cycle and election worries. Value stocks were unusually cheap and generally held-up better than their growth counterparts. Financials, specifically bank stocks, rallied as the Fed moved closer toward a potential December rate hike and the yield on the 10-
year U.S. treasury hit its highest level since May of 2016. September U.S. non-farm payrolls released in October rose by
156,000 slightly trailing consensus estimates of 168,000. The market reaction was muted overall as the possibility of the
Fed raising short term rates in December seemed to still be on track.

Non-U.S. Developed Equity Markets
For the fiscal year ended October 31, 2016, the developed non-U.S. equity market, as measured by the Russell Developed
ex-U.S. Large Cap® Index (the “Index”), was down -2.34%. There were significant drivers of market volatility during the fiscal year, key among them were the U.S. Federal Reserve (the “Fed’) rate hikes, the U.K. Brexit referendum and uncertainty around economic data in emerging markets following an emerging market slowdown during the last fiscal year.

Amid the market volatility, quality factor outperformed the most within the Index during the fiscal year as investors flocked to quality stocks. Compared to the last fiscal year ending October 31, 2015 when commodity driven sectors, particularly energy and materials, were the worst hit, this fiscal year saw a reversal in sector trends with these sectors gaining traction as commodity prices stabilized. Momentum and growth factors underperformed as the fiscal year saw some trend reversals.

In the first quarter of the fiscal year ended October 31, 2016, the Fed lifted the interest rate by 25 basis points to 0.5% in
December 2015, the first time since the financial crisis, while in the rest of the developed markets the monetary policies broadly remained dovish. With respect to China, slightly softer economic activity, Chinese yuan depreciation, tripping of circuit breakers and a meaningful decline in foreign exchange reserves stoked concerns about the health of the Chinese economy and global markets more broadly. The Index was down in all the three months of the first quarter of the fiscal year.

From January 2016 through June 2016, uncertainties grew as market attention became increasingly fixated upon the
U.K., culminating in the U.K. exiting the European Union on June 23rd’s Brexit referendum result, severing a 43-year membership. Developed non-U.S. equity markets experienced several months of volatility in the first half of 2016 in the wake of these developments.

In the last quarter of the fiscal year ending October 31, 2016, emerging markets gained traction with better than expected economic data from China in July 2016. As the fiscal year progressed, the Fed took a more cautious stance and lowered

Market Summary 5

Russell Investment Company

Market Summary as of October 31, 2016, continued — (Unaudited)

the expected pace of rate hikes to a one hike scenario as the most likely case for the remainder of 2016. Markets stabilized post July after witnessing months of volatility through the end of June 2016.

Asia ex-Japan and Canada were the stand out non-U.S. developed markets over the period, while the U.K. and developed
Europe ex-U.K. lagged the most. Better than expected emerging markets data and stabilization in commodity prices helped the commodity heavy economies over the fiscal year ending October 31, 2016.

In terms of sector returns within the Index for the fiscal year ended October 31 2016, commodity driven sectors, such as materials and energy, had the strongest outperformance, while certain defensive sectors, especially health care, were the biggest laggards. The financial services sector also lagged the Index, especially driven by banks.

Emerging Markets
The Russell Emerging Markets® Index, as measured in U.S. dollar terms (the “Index”), gained 9.4% over the fiscal year ended October 31, 2016. The asset class experienced a strong reversal from a negative 2015. Political tailwinds, strong growth and low interest rates fuelled a positive market environment.

In November and December of 2015, the Index declined 4.9%. Anticipation of a U.S. Federal Reserve rate hike was a key negative driver over the period. This effect was most pronounced in countries with large current account deficits and dollar-
denominated debt. Currency was also a headwind for emerging markets as the U.S. dollar strengthened. Brazil declined due to weak economic data and political uncertainty. Near the end of the year, Fitch downgraded Brazil’s credit rating from investment grade to “junk” status (BB+). This sparked the resignation of finance minister Joaquim Levy and further loss of trust in President Rousseff. Speculation of impeachment continued, which materialized in 2016.

The Index recorded a strong 4.8% increase in the first quarter of 2016. This was a sharp contrast to developed markets. The market climb was driven by strong March performance, following falls in January and February. Turmoil in Chinese equity markets and volatility in the price of oil drove a negative start to the period, in a broadly risk-off environment for equity markets. The market rebounded from mid-February as equity market and oil price volatility stabilized. A more dovish outlook for U.S. interest rate rises provided support to emerging markets, particularly countries with large current account deficits. A weakening of the U.S. dollar acted as a further tailwind. Unlike most of 2015, it was a positive period for Latin
American countries. Brazil overcame a negative start to the year to climb 27.8%. Investors appeared hopeful of a change of government and ignored weak economic data. The Brazilian Democratic Movement party withdrew from the ruling coalition. Meanwhile, fourth quarter gross domestic product (“GDP”) growth contracted 5.9% year-over-year. Elsewhere,
Turkey enjoyed a positive start to 2016 (20.4%), aided by low interest rate prospects in the U.S. Russia climbed 16.5% as the ruble recovered some of its 2015 depreciation. South Africa (15.1%) also benefited from speculation of accommodative
U.S. Federal Reserve policy. In Asia, China was the weakest-performing country in the first quarter. The market slipped
5.6% as economic slowdown concerns remained. After a tumultuous January, where sentiment was hampered by the failed government-implemented market “stop” on the main stock markets, the People’s Bank of China introduced further accommodative measures to improve market liquidity. In February, the central bank moved to daily open market operations and cut its required reserve ratio for banks by 0.5%. Nevertheless, Standard & Poor’s cut its outlook on China to negative due to economic outlook. India also experienced a slowdown (-3.6%). Capitalization concerns within the nation’s banking system weighed on sentiment.

The Index recovered from a negative May to edge 1.0% higher in the second quarter of 2016. Emerging markets continued
to outperform developed markets. Fears of an impending U.S. interest rate rise weighed on sentiment, although these concerns eased over the period. This followed U.S. Federal Reserve Chair Yellen’s more “dovish” comments in June.
Expectations of future U.S. interest rate hikes were pushed out further after the U.K. Brexit referendum to leave the
European Union. The Index echoed the developed market selloff following the Brexit vote, before a subsequent rebound at quarter-end. It was also a turbulent but positive quarter for Brazil (14.7%). After a protracted process, President Dilma
Rousseff was eventually suspended from office. China extended its weak 2016 performance, as it underperformed to

6 Market Summary

Russell Investment Company

Market Summary as of October 31, 2016, continued — (Unaudited)

finish flat over the period (-0.2%). In addition, the yuan sold off on speculation that China may devalue its currency following Brexit. Economic data remained healthy but weakened over the period. Elsewhere, Taiwan edged 0.2% higher.
At quarter-end, the central bank reduced its key interest rate as expected to 1.375% from 1.5% in an effort to boost growth. Europe was the weakest-performing region within the Index. Poland was the standout laggard in the second quarter
(-15.7%), hardest hit by the U.K.’s decision to leave the European Union. Greece slid 9.6% despite surging higher in May.
Meanwhile, political developments drove market movements in Turkey (-7.9%). The market reacted negatively to Prime
Minister Ahmet Davutoglu’s resignation in May.

The Index surged 8.7% in the third quarter of 2016 in a risk-on environment. Emerging markets continued to outperform with the strongest quarterly return in over three years. Returns were amplified after the U.S. Federal Reserve failed to increase interest rates in September. The subsequent weakening of the U.S. dollar was a tailwind to the market. It was a volatile period for oil. The price surged 8.5% in the week ending the quarter as OPEC members agreed in principle to reduce output. However, the price per barrel fell 3.8% over the period. China was the strongest performing country during the quarter (13.4%), as positive economic data increased investor confidence in the economy. Second-quarter GDP growth was positive at 6.7% year-over-year, beating estimates of 6.6%. The modest surprise was driven by an increase in consumption. The Caixin China services purchasing managers' index (“PMI”) climbed above 50 over the period. However, the inflation rate fixed lower in August to 1.3% year-over-year (from 1.9% in June). Meanwhile, Brazil continued its strong year-to-date rebound with an 11.8% climb. The impeachment process against former President Dilma Rousseff finally concluded, with investor confidence boosted on hopes President Michel Temer would implement market-friendly reforms.
Economic data also improved from recent lows. Industrial production beat expectations at -6.0% year-over-year in June, the strongest in close in one year, while the manufacturing PMI edged higher. South Korea (9.1%), Indonesia (9.2%) and
Taiwan (11.5%) also outperformed the broader Index return. In Korea, second quarter GDP growth beat expectations at
0.8% quarter-over-quarter. Elsewhere, Indonesia also beat second quarter GDP growth expectations at 4.0% quarter-over-
quarter. The central bank lowered its interest rate to 5.0% as inflation remained subdued. Positive sentiment towards
Taiwan was driven by strong corporate earnings, which led to large investor inflows. Mexico and Turkey were among the worst-performing countries for the quarter, with both the peso and lira the weakest currencies against the U.S. dollar over the period. In Mexico (-2.0%), the “Trump effect” weighed on investor confidence. Corruption scandals and the resignation of finance minister Luis Videgaray also put pressure on President Enrique Pena Nieto. Meanwhile, in Turkey (-4.8%),
markets reacted negatively to July’s failed military coup and subsequent strengthening of power by President Erdogan.
Moody’s downgrade of the country’s credit rating to “junk” status, based on increased risks to the country’s balance of payments and weaker expected future growth, further weighed on sentiment.

The Index was close to flat in October 2016, returning 0.03%. Rate hike speculation spurred a risk-off environment that was detrimental to emerging markets. Oil rallied early in the month before selling off, ending flat. Energy outpace other sectors while consumer stocks sold off on negative sentiment. From a country-perspective, Brazil rallied as Petrobras rallied to a near two-year high. South Korea sold off with Samsung continuing to suffer from its botched Galaxy Note 7.

U.S./Global Fixed Income Markets
The fiscal year ended October 31, 2016 was characterized by a sharply risk off market early in the period followed by a similarly sharp rebound and extended rally in risky assets (e.g. lower rated credit and emerging market currencies). Overall, this proved positive for most fixed income sectors around the globe. Yield curves on global government bonds tended to flatten over the period supporting longer maturity bonds and the asset class in general. Corporate and emerging sovereign credit markets suffered from December to February, but returns turned positive as the year went on and eventually very significantly so. A key indicator of global fixed income performance, the Bloomberg Barclays Global Aggregate Bond Index,
returned 5.17% for the fiscal year, in U.S. dollar-hedged terms, as yields fell modestly and spreads tightened during a fiscal year where monetary policy remained generally accommodative and recession fears early in the period were never realized.

Market Summary 7

Russell Investment Company

Market Summary as of October 31, 2016, continued — (Unaudited)

Regionally, Europe outperformed the U.S. as the U.S. Federal Reserve (the “Fed”) hiked rates once in the U.S. and greater exposure to the corporate energy sector represented headwinds to the U.S. market. The Bloomberg Barclays Pan-
European Aggregate Bond Index returned 5.81% during the period (in U.S. dollar-hedged terms), led by the corporate sector of the market, where the European Central Bank (the “ECB”) began to buy investment grade corporate bonds as a part of its expanded quantitative easing program. A sharp bond rally in the U.K. following the Brexit referendum also supported European bond performance. The U.S., in comparison, returned 4.37% during the fiscal year as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. While the U.S. corporate market performed strongly as did longer maturity U.S. bonds, Treasury yields rose at the front end of the yield curve representing a headwind to performance in the
US.

In the U.S., economic data remained broadly positive, with solid nonfarm payroll gains and a steady decline in the unemployment rate to below 5.0%. Gross domestic product (“GDP”) growth regained steam over the period reaching as high as 2.9% after having dipped below 1% in the first quarter of 2016. Inflation also began to tick up through the period.
The Consumer Price Index was lifted by a recovery in energy prices, but the fiscal year also witnessed modest gains in wage and producer price inflation supporting expectations that the Fed might be on a path to raise rates again, but not until after the fiscal year end.

In Europe, the ECB elected to further loosen monetary policy by expanding its asset purchase program to include investment grade corporate debt. In spite of continued lackluster growth in the Eurozone, the corporate market produced over 3.0%
excess returns over equivalent duration government bonds during the period as ECB demand and support dominated any fundamental issues. European peripheral markets were mixed during the period as idiosyncratic political events led to more divergent performance. A series of delayed and failed bank restructurings as well as a looming referendum led Italian bonds to lag in the market rally. Spain, on the other hand, held an election with an ambiguous result but by the end of the period appeared on a path for the current lead party to maintain power. As a result, Spanish 10-year bond yields fell over
50 basis points.

Emerging markets suffered more than most early in the period as commodity prices fell, but ultimately rallied to produce exceptionally strong performance for the fiscal year. China’s growth beat expectations with 6.7% reported GDP growth for
3 consecutive quarters. In Brazil, the President was impeached, which the market took very favorably. The Brazilian Real was the strong performing major currency worldwide up over 35% against the U.S. dollar. One country that struggled in emerging markets throughout the year was Mexico. Beaten down by market sentiment early in the year, Mexican assets failed to rally later in the year as the possibility of a Trump presidency in the U.S. appeared to pose significant risks to that economy. Emerging market (“EM”) debt outperformed developed markets (the Bloomberg Barclays EM Hard
Currency Aggregate Bond Index outperformed equivalent-duration U.S. Treasuries by 6.61%) as growth and sentiment stabilized. Local currency EM bonds (those issued in the issuing country’s own currency) did not return quite as strongly
(the Bloomberg Barclays EM Local Currency Government Bond Index returned 4.85%) as the drawdown in the first quarter of the year was much sharper for EM currencies than credit, though the subsequent rally was similarly fierce.

Strong corporate new issuance volumes continued in the fiscal year period after a brief lull in the first quarter of 2016.
Overall, corporate credit was up globally (the Bloomberg Barclays Global Aggregate Corporate Bond Index returned 3.22%
over equivalent-duration U.S. Treasuries), with particularly strong performance out of the industrial sector of the market.
Financials performed well versus government bonds, but lagged their industrial counterparts as sustained flat yield curves weighed on banking sector profitability and organic growth outlook.

High yield corporate credit was among the best-performing segments of the market (the Bloomberg Barclays Global High
Yield Bond Index returned 8.20% over equivalent-duration Treasuries), as market sentiment flipped early in the year and defaults were limited outside of the energy sector.

8 Market Summary

Russell Investment Company
Conservative Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

Conservative Strategy Fund - Class A‡			Conservative Strategy Fund - Class R5‡‡‡
	Total			Total
	Return			Return
1 Year	(2.01)%		1 Year	3.88%
5 Years	2.46	%§	5 Years	3.56	%§
10 Years	3.21	%§	10 Years	3.66	%§

Conservative Strategy Fund - Class C			Conservative Strategy Fund - Class S
	Total			Total
	Return			Return
1 Year	3.22%		1 Year	4.20%
5 Years	2.90	%§	5 Years	3.93	%§
10 Years	3.05	%§	10 Years	4.09	%§

Conservative Strategy Fund - Class E			Bloomberg Barclays U.S. Aggregate Bond Index**C
	Total			Total
	Return			Return
1 Year	3.95%		1 Year	4.37%
5 Years	3.69	%§	5 Years	2.90	%§
10 Years	3.83	%§	10 Years	4.64	%§

Conservative Strategy Fund - Class R1			BofA Merrill Lynch 1-3 Yr U.S. Treasuries Index***
				Total
	Total			Return
	Return
1 Year	4.35%		1 Year	0.91%
5 Years	4.09	%§	5 Years	0.66	%§
10 Years	4.18	%§	10 Years	2.21	%§

Conservative Strategy Fund - Class R4‡‡
	Total
	Return
1 Year	4.11%
5 Years	3.84	%§
10 Years	3.91	%§

Conservative Strategy Fund 9

Russell Investment Company
Conservative Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The Conservative Strategy Fund (the “Fund”) is a fund of funds that	real assets like global real estate investment trusts and global
invests principally in other Russell Investment Company mutual	infrastructure. With interest rates falling, income opportunities
funds (the “Underlying Funds”). The Underlying Funds employ	around the globe continued to shrink and income available from
a multi-manager approach whereby portions of the Underlying	most assets fell.
Funds are allocated to different money managers. Underlying	The U.S. equity market, as measured by the S&P 500® Index,
Fund assets not allocated to money managers are managed by	was up 4.51% over the period but also experienced multiple
Russell Investment Management, LLC (“RIM”), the Fund’s	draw downs. The Fund’s strategic exposure to global equities
and Underlying Funds’ advisor. RIM, as the Underlying Funds’	proved beneficial over the period as emerging markets rallied
advisor, may change the allocation of the Underlying Funds’	and outperformed U.S. equities. By contrast, non-U.S. developed
assets among money managers at any time. An exemptive order	equity was one of the lowest performing portions of the Fund’s
from the Securities and Exchange Commission (“SEC”) permits	exposure as falling commodities and currencies weighed on
RIM to engage or terminate a money manager in an Underlying	returns.
Fund at any time, subject to approval by the Underlying Fund’s
Board, without a shareholder vote. Pursuant to the terms of the	How did the investment strategies and techniques employed
exemptive order, an Underlying Fund is required to notify its	by the Fund and the Underlying Funds affect the Fund’s
shareholders within 90 days of when a money manager begins	performance?
providing services.	The Fund is a fund of funds and its performance is based on RIM’s
What is the Fund’s investment objective?	strategic asset allocations, the performance of the Underlying
The Fund seeks to provide current income and capital preservation,	Funds in which the Fund invests, and tactical changes in the
and as a secondary objective, long term capital appreciation.	Fund’s asset allocation throughout the year.
In order to seek to achieve the Fund’s objective during the period,
How did the Fund perform relative to its benchmark for the	RIM’s strategic asset allocation included investments in global
fiscal year ended October 31, 2016?	equity, alternative and fixed/other income Underlying Funds. The
For the fiscal year ended October 31, 2016, the Fund’s Class A,	Fund’s diverse asset allocation partially hindered performance
Class C, Class E, Class R1, Class R4, Class R5 and Class S Shares	during the period as certain of these exposures underperformed
gained 3.97%, 3.22%, 3.95%, 4.35%, 4.11%, 3.88% and 4.20%,	the Bloomberg Barclays U.S. Aggregate Bond Index. While
respectively. This is compared to the Fund’s primary benchmark,	areas like high yield bonds, as measured by the BofA Merrill
the Bloomberg Barclays U.S. Aggregate Bond Index, which gained	Lynch Global High Yield Index Hedged USD, outperformed
4.37% during the same period. The Fund’s performance includes	the Bloomberg Barclays U.S. Aggregate Bond, areas like
operating expenses, whereas index returns are unmanaged and do	commodities and non-U.S. developed equities delivered negative
not include expenses of any kind.	returns as measured by the Bloomberg Commodity Index Total
For the fiscal year ended October 31, 2016, the Morningstar®	Return and Russell Developed ex-U.S. Large Cap® Index Net,
Allocation-15% to 30% Equity Category, a group of funds that	respectively. In addition, the Fund’s exposure to short duration
Morningstar considers to have investment strategies similar to	credit produced positive absolute returns, but underperformed
those of the Fund, gained 3.61%. This result serves as a peer	core bond exposures as represented by the Fund’s benchmark.
comparison and is expressed net of operating expenses.	The underperformance of certain of the Fund’s exposures relative to the Bloomberg Barclays U.S. Aggregate Bond Index was
How did the market conditions described in the Market	partially offset by strong excess returns within the fixed income
Summary report affect the Fund’s performance?	portion of the Fund’s portfolio. Underlying Fund bond issue
The Fund seeks to achieve its objective by investing in Underlying	selection during the period was generally additive to returns
Funds that provide exposure to a range of diversified investments,	as fixed income money managers were able to pick well within
and most major asset classes invested in by the Underlying Funds	credit, avoiding defaults in places like the energy sector where
produced positive absolute returns during the period. Markets	trouble occurred with falling energy prices in early 2016. As
during the fiscal year were characterized by higher levels of	such, allocations to the Russell Strategic Bond Fund and Russell
volatility and dispersion across return sources. Within the fixed/	Investment Grade Bond Fund were positive from a benchmark-
other income Underlying Funds, exposure to high yield debt	relative perspective. Both Underlying Funds were positively
was beneficial as it was one of the best performing asset classes	impacted by their overweight to credit and additive currency
globally. Falling interest rates also helped other fixed income	positioning also helped to drive excess return. In contrast, though
assets in the Underlying Funds rally, as well as more rate sensitive	the Russell Short Duration Bond Fund outperformed its shorter-

10 Conservative Strategy Fund

Russell Investment Company
Conservative Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

term debt index, shorter duration U.S. fixed income securities	fixed income over equity. During the first quarter of 2016, equity
underperformed their longer maturity counterparts.	markets declined substantially, and RIM added further risk to
By contrast, equity selection and positioning was more difficult,	the portfolio by overweighting exposure to high yield credit and
with allocations to non-U.S. equity Underlying Funds detracting	emerging markets equity compared with core bond holdings
from the Fund’s performance and security selection within	and cash. Markets subsequently rebounded from the February
those Underlying Funds struggling. In addition, overweights	lows and RIM reduced risk exposure to a more defensive stance
to European securities in the Select International Equity Fund	with the Fund’s equity allocation below strategic weights. RIM’s
caused the Underlying Fund to struggle as European equities	modifications to the Fund’s asset allocation were additive during
continued to lag the U.S. equity market.	the period.
RIM also made strategic asset allocation changes during the
Describe any changes to the Fund’s structure or allocation	period. In September 2016, RIM added further diversity and
to the Underlying Funds.	dynamism to the Fund through the addition of the Unconstrained
RIM has the discretion to vary the Fund’s actual allocation	Total Return Fund as an Underlying Fund.
from the target strategic asset allocation by up to +/- 5% at the
equity, fixed/other income or alternative category level based on	The views expressed in this report reflect those of the
RIM’s capital markets research. In addition to investing in the	portfolio managers only through the end of the period
Underlying Funds, RIM may seek to actively manage a Fund’s	covered by the report. These views do not necessarily
overall exposures by investing in derivatives that RIM believes	represent the views of RIM, or any other person in RIM or
will achieve the desired risk/return profile for the Fund. RIM’s	any other affiliated organization. These views are subject
asset allocation modifications, implemented through both tactical	to change at any time based upon market conditions or
changes to Underlying Fund allocations and derivatives-based	other events, and RIM disclaims any responsibility to
exposures, benefited the Fund’s performance relative to the	update the views contained herein. These views should not
Fund’s target strategic asset allocation.	be relied on as investment advice and, because investment
RIM adapted the Fund’s asset allocation over the period	decisions for a Russell Investment Company (“RIC”) Fund
as market opportunities and risks evolved. The Fund was	are based on numerous factors, should not be relied on as
defensively positioned in the fourth quarter of 2015, favoring	an indication of investment decisions of any RIC Fund.

Conservative Strategy Fund 11

Russell Investment Company
Conservative Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

* Assumes initial investment on November 1, 2006.

** The Bloomberg Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

Effective August 24, 2016, the Barclays fixed income benchmark indices, including the Barclays Aggregate family of indices, were renamed the Bloomberg
Barclays family of indices.

*** BofA Merrill Lynch 1-3 Yr U.S. Treasuries Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing U.S. Treasury debt. Issues must carry a term to maturity of at least one year and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class R4 Shares on October 1, 2014. The returns shown for Class R4 Shares prior to that date are the returns of the Fund’s Class R2
Shares.

‡‡‡ The Fund first issued Class R5 Shares on October 1, 2014. The returns shown for Class R5 Shares prior to that date are the returns of the Fund’s Class R3
Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

12 Conservative Strategy Fund

Russell Investment Company
Conservative Strategy Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fees; distribution and/or			Performance (5%
service fees; and other Fund expenses. The Example is intended		Actual	return before
to help you understand your ongoing costs (in dollars) of investing	Class A	Performance	expenses)
Beginning Account Value
in the Fund and to compare these costs with the ongoing costs of	May 1, 2016	$1,000.00	$1,000.00
investing in other mutual funds. The Example is based on an	Ending Account Value
investment of $1,000 invested at the beginning of the period and	October 31, 2016	$1,024.10	$1,022.42
held for the entire period indicated, which for this Fund is from	Expenses Paid During Period*	$2.75	$2.75

May 1, 2016 to October 31, 2016.	* Expenses are equal to the Fund's annualized expense ratio of 0.54%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
The information in the table under the heading “Actual	year period). May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2016	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2016	$1,020.50	$1,018.65
	Expenses Paid During Period*	$6.55	$6.55
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 1.29%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/366 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period). May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class E	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2016	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2016	$1,024.00	$1,022.42
of other funds.	Expenses Paid During Period*	$2.75	$2.75

* Expenses are equal to the Fund's annualized expense ratio of 0.54%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Conservative Strategy Fund 13

Russell Investment Company
Conservative Strategy Fund

Shareholder Expense Example, continued — October 31, 2016 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class R1	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,025.90	$1,024.33
Expenses Paid During Period*	$0.81	$0.81

* Expenses are equal to the Fund's annualized expense ratio of 0.16%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R4	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,024.70	$1,023.08
Expenses Paid During Period*	$2.09	$2.08

* Expenses are equal to the Fund's annualized expense ratio of 0.41%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R5	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,024.10	$1,021.82
Expenses Paid During Period*	$3.36	$3.35

* Expenses are equal to the Fund's annualized expense ratio of 0.66%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,025.20	$1,023.68
Expenses Paid During Period*	$1.48	$1.48

* Expenses are equal to the Fund's annualized expense ratio of 0.29%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

14 Conservative Strategy Fund

Russell Investment Company
Conservative Strategy Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)
			Fair
			Value
	Shares		$
Investments in Russell Affiliated Mutual Funds - 97.3%
Alternative - 6.5%
Russell Commodity Strategies Fund Class Y	59,581		328
Russell Global Infrastructure Fund Class Y	776,197		8,872
Russell Global Real Estate Securities Fund Class Y	396,160		14,155
			23,355

Domestic Equities - 3.4%
Russell U.S. Defensive Equity Fund Class Y	6,745		332
Russell U.S. Dynamic Equity Fund Class Y	466,267		4,630
Select U.S. Equity Fund Class Y	649,808		7,096
			12,058

Fixed Income - 60.6%
Russell Global Opportunistic Credit Fund Class Y	2,190,773		21,294
Russell Investment Grade Bond Fund Class Y	1,589,798		35,500
Russell Short Duration Bond Fund Class Y	4,237,525		81,700
Russell Strategic Bond Fund Class Y	5,459,416		60,381
Unconstrained Total Return Fund Class Y	1,769,868		17,752
			216,627

International Equities - 4.0%
Russell Emerging Markets Fund Class Y	425,217		7,088
Select International Equity Fund Class Y	826,547		7,100
			14,188

Specialty - 22.8%
Russell Multi-Strategy Income Fund Class Y	8,440,819		81,707

Total Investments in Russell Affiliated Mutual Funds
(cost $335,241)			347,935

Short-Term Investments - 2.3%
Russell U.S. Cash Management Fund	8,025,498	(8)	8,027
Total Short-Term Investments
(cost $8,026)			8,027

Total Investments 99.6%
(identified cost $343,267)			355,962

Other Assets and Liabilities, Net - 0.4%			1,542
Net Assets - 100.0%			357,504

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund 15

Russell Investment Company
Conservative Strategy Fund

Schedule of Investments, continued — October 31, 2016

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
Russell 1000 Mini Index Futures	3	USD	352	12/16	(10)
S&P 500 E-Mini Index Futures	52	USD	5,513	12/16	(101)
S&P Mid 400 E-Mini Index Futures	4	USD	603	12/16	(26)
Short Positions
Amsterdam Index Futures	2	EUR	180	11/16	—
CAC40 Euro Index Futures	6	EUR	270	11/16	—
Dow Jones Index Futures	2	EUR	534	12/16	(11)
EURO STOXX 50 Index Futures	5	EUR	153	12/16	(3)
FTSE 100 Index Futures	7	GBP	485	12/16	(23)
FTSE/MIB Index Futures	1	EUR	86	12/16	(3)
Hang Seng Index Futures	1	HKD	1,145	11/16	3
IBEX 35 Index Futures	2	EUR	183	11/16	(7)
MSCI Emerging Markets Mini Index Futures	20	USD	904	12/16	1
MSCI Singapore Index Futures	2	SGD	62	11/16	1
OMXS 30 Index Futures	5	SEK	722	11/16	—
Russell 1000 Mini Index Futures	3	USD	352	12/16	11
Russell 2000 Mini Index Futures	5	USD	595	12/16	33
S&P 500 E-Mini Index Futures	50	USD	5,299	12/16	144
S&P Mid 400 E-Mini Index Futures	3	USD	452	12/16	19
SPI 200 Index Futures	3	AUD	397	12/16	(6)
TOPIX Index Futures	6	JPY	83,701	12/16	(31)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					(9)

Options Written
Amounts in thousands (except contract amounts)
Transactions in options written contracts for the period ended October 31, 2016 were as follows:
		Number of		Premiums
			Contracts	Received
Outstanding October 31, 2015			—	$—
Opened			4,850	312
Closed			—	—
Expired			(4,850)	(312)
Outstanding October 31, 2016			—	$—

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty	Sold			Bought	Settlement Date	$
State Street	USD	15	AUD	20	11/08/16	—
State Street	USD	658	AUD	865	11/08/16	—
State Street	USD	12	CAD	16	11/08/16	—
State Street	USD	851	CAD	1,139	11/08/16	(2)
State Street	USD	21	CHF	20	11/08/16	—
State Street	USD	794	CHF	785	11/08/16	(1)
State Street	USD	90	EUR	80	11/08/16	(2)
State Street	USD	2,879	EUR	2,629	11/08/16	7
State Street	USD	40	GBP	31	11/08/16	(2)
State Street	USD	1,577	GBP	1,295	11/08/16	8
State Street	USD	331	HKD	2,567	11/08/16	—

See accompanying notes which are an integral part of the financial statements.

16 Conservative Strategy Fund

Russell Investment Company
Conservative Strategy Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
State Street	USD	21	JPY	2,168	11/08/16	(1)
State Street	USD	1,956	JPY	205,278	11/08/16	2
State Street	USD	2	SEK	18	11/08/16	—
State Street	USD	312	SEK	2,813	11/08/16	(1)
State Street	USD	1	SGD	1	11/08/16	—
State Street	USD	110	SGD	153	11/08/16	—
State Street	AUD	885	USD	674	11/08/16	—
State Street	AUD	865	USD	658	12/07/16	—
State Street	AUD	390	USD	299	12/21/16	2
State Street	CAD	1,155	USD	878	11/08/16	17
State Street	CAD	1,139	USD	851	12/07/16	2
State Street	CHF	805	USD	828	11/08/16	14
State Street	CHF	785	USD	796	12/07/16	1
State Street	EUR	2,709	USD	3,029	11/08/16	55
State Street	EUR	2,629	USD	2,883	12/07/16	(7)
State Street	EUR	1,430	USD	1,618	12/21/16	45
State Street	GBP	1,326	USD	1,719	11/08/16	96
State Street	GBP	1,295	USD	1,578	12/07/16	(8)
State Street	GBP	490	USD	653	12/21/16	52
State Street	HKD	41	USD	5	11/08/16	—
State Street	HKD	2,526	USD	326	11/08/16	—
State Street	HKD	2,567	USD	331	12/07/16	—
State Street	HKD	1,160	USD	150	12/21/16	—
State Street	JPY	207,446	USD	2,051	11/08/16	73
State Street	JPY	205,278	USD	1,958	12/07/16	(2)
State Street	JPY	82,010	USD	809	12/21/16	26
State Street	SEK	2,831	USD	329	11/08/16	15
State Street	SEK	2,813	USD	313	12/07/16	1
State Street	SEK	850	USD	101	12/21/16	7
State Street	SGD	154	USD	113	11/08/16	2
State Street	SGD	153	USD	110	12/07/16	—
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						399

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Investments in Russell Affiliated Mutual
Funds	$347,935	$—	$—	$—	$347,935	97.3
Short-Term Investments	—	—	—	8,027	8,027	2.3
Total Investments	347,935	—	—	8,027	355,962	99.6
Other Assets and Liabilities, Net						0.4
						100.0
Other Financial Instruments
Assets
Futures Contracts	212	—	—	—	212	0.1
Foreign Currency Exchange Contracts	—	425	—	—	425	0.1
'

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund 17

Russell Investment Company
Conservative Strategy Fund

Schedule of Investments, continued — October 31, 2016

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Liabilities
Futures Contracts	(221)	—	—	—	(221)	(0.1)
Foreign Currency Exchange Contracts	—	(26)	—	—	(26)	(—)*
Total Other Financial Instruments**	$(9)	$399	$—	$—	$390

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

18 Conservative Strategy Fund

Russell Investment Company
Conservative Strategy Fund

Fair Value of Derivative Instruments — October 31, 2016

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$425
Variation margin on futures contracts*	212	—
Total	$212	$425

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$221	$—
Unrealized depreciation on foreign currency exchange contracts	—	26
Total	$221	$26
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments**	$(312)	$—
Futures contracts	(198)	—
Options written	312	—
Foreign currency-related transactions***	—	(59)
Total	$(198)	$(59)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(209)	$—
Foreign currency-related transactions****	—	365
Total	$(209)	$365

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
*** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
**** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund 19

Russell Investment Company
Conservative Strategy Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2016

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	$425	$—	$ 425
Futures Contracts	Variation margin on futures contracts	25	—	25
Total Financial and Derivative Assets		450	—	450
Financial and Derivative Assets not subject to a netting agreement		(25)	—	(25)
Total Financial and Derivative Assets subject to a netting agreement		$425	$—	$ 425

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
State Street	$425	$26	$ — $	399
Total	$425	$26	$ — $	399

See accompanying notes which are an integral part of the financial statements.

20 Conservative Strategy Fund

Russell Investment Company
Conservative Strategy Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2016

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$24	$ — $	24
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	26	—	26
Total Financial and Derivative Liabilities		50	—	50
Financial and Derivative Liabilities not subject to a netting agreement		(24)	—	(24)
Total Financial and Derivative Liabilities subject to a netting agreement		$26	$ — $	26

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
State Street	$26	$26	$ — $	—
Total	$26	$26	$ — $	—

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund 21

Russell Investment Company
Conservative Strategy Fund

Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$343,267
Investments, at fair value(>)	355,962
Cash	270
Cash (restricted)(a)	1,100
Unrealized appreciation on foreign currency exchange contracts	425
Receivables:
Dividends from affiliated Russell funds	4
Investments sold	701
Fund shares sold	322
Variation margin on futures contracts	25
Total assets	358,809

Liabilities
Payables:
Fund shares redeemed	929
Accrued fees to affiliates	238
Other accrued expenses	88
Variation margin on futures contracts	24
Unrealized depreciation on foreign currency exchange contracts	26
Total liabilities	1,305

Net Assets	$357,504

See accompanying notes which are an integral part of the financial statements.

22 Conservative Strategy Fund

Russell Investment Company
Conservative Strategy Fund

Statement of Assets and Liabilities, continued — October 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(1)
Accumulated net realized gain (loss)	3,968
Unrealized appreciation (depreciation) on:
Investments	12,695
Futures contracts	(9)
Foreign currency-related transactions	399
Shares of beneficial interest	361
Additional paid-in capital	340,091
Net Assets	$357,504

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$9.92
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$10.53
Class A — Net assets	$88,921,109
Class A — Shares outstanding ($.01 par value)	8,960,626
Net asset value per share: Class C(#)	$9.82
Class C — Net assets	$161,403,478
Class C — Shares outstanding ($.01 par value)	16,433,157
Net asset value per share: Class E(#)	$9.97
Class E — Net assets	$14,227,404
Class E — Shares outstanding ($.01 par value)	1,427,040
Net asset value per share: Class R1(#)	$9.99
Class R1 — Net assets	$19,545,469
Class R1 — Shares outstanding ($.01 par value)	1,956,371
Net asset value per share: Class R4(#)	$9.94
Class R4 — Net assets	$15,964,478
Class R4 — Shares outstanding ($.01 par value)	1,606,312
Net asset value per share: Class R5(#)	$10.02
Class R5 — Net assets	$14,067,083
Class R5 — Shares outstanding ($.01 par value)	1,403,739
Net asset value per share: Class S(#)	$10.00
Class S — Net assets	$43,375,177
Class S — Shares outstanding ($.01 par value)	4,337,129
Amounts in thousands
(>) Investments in affiliated Russell funds	$355,962
(a) Cash Collateral for Futures	$1,100
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund 23

Russell Investment Company
Conservative Strategy Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Income distributions from affiliated Russell funds	$11,488

Expenses
Advisory fees	767
Administrative fees	163
Custodian fees (1)	30
Distribution fees - Class A	238
Distribution fees - Class C	1,284
Distribution fees - Class R5	41
Transfer agent fees - Class A	190
Transfer agent fees - Class C	342
Transfer agent fees - Class E	30
Transfer agent fees - Class R1	47
Transfer agent fees - Class R4	33
Transfer agent fees - Class R5	33
Transfer agent fees - Class S	92
Professional fees	41
Registration fees	109
Shareholder servicing fees - Class C	428
Shareholder servicing fees - Class E	38
Shareholder servicing fees - Class R4	41
Shareholder servicing fees - Class R5	41
Trustees’ fees	13
Printing fees	48
Miscellaneous	15
Expenses before reductions	4,064
Expense reductions	(899)
Net expenses	3,165
Net investment income (loss)	8,323

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	4,166
Futures contracts	(198)
Options Written	312
Foreign currency-related transactions	(59)
Capital gain distributions from Underlying Funds	2,520
Net realized gain (loss)	6,741
Net change in unrealized appreciation (depreciation) on:
Investments	(2,417)
Futures contracts	(209)
Foreign currency-related transactions	365
Net change in unrealized appreciation (depreciation)	(2,261)
Net realized and unrealized gain (loss)	4,480
Net Increase (Decrease) in Net Assets from Operations	$12,803

(1) Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 8 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

24 Conservative Strategy Fund

Russell Investment Company
Conservative Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,323	$11,017
Net realized gain (loss)	6,741	34,804
Net change in unrealized appreciation (depreciation)	(2,261)	(46,504)
Net increase (decrease) in net assets from operations	12,803	(683)

Distributions
From net investment income
Class A	(2,378)	(2,910)
Class C	(2,959)	(3,553)
Class E	(370)	(523)
Class R1	(674)	(908)
Class R4	(427)	(540)
Class R5	(382)	(584)
Class S	(1,283)	(2,128)
From net realized gain
Class A	(8,444)	(2,759)
Class C	(14,648)	(4,706)
Class E	(1,288)	(497)
Class R1	(2,205)	(760)
Class R4	(1,394)	(510)
Class R5	(1,462)	(596)
Class S	(4,306)	(1,843)
Net decrease in net assets from distributions	(42,220)	(22,817)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(47,792)	(71,922)
Total Net Increase (Decrease) in Net Assets	(77,209)	(95,422)

Net Assets
Beginning of period	434,713	530,135
End of period	$357,504	$434,713
Undistributed (overdistributed) net investment income included in net assets	$(1)	$208

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund 25

Russell Investment Company
Conservative Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	1,253	$12,435	1,145	$12,384
Proceeds from reinvestment of distributions	1,117	10,673	520	5,596
Payments for shares redeemed	(3,417)	(33,410)	(2,790)	(30,202)
Net increase (decrease)	(1,047)	(10,302)	(1,125)	(12,222)
Class C
Proceeds from shares sold	2,087	20,289	3,357	36,006
Proceeds from reinvestment of distributions	1,855	17,525	770	8,214
Payments for shares redeemed	(5,325)	(51,945)	(5,293)	(56,663)
Net increase (decrease)	(1,383)	(14,131)	(1,166)	(12,443)
Class E
Proceeds from shares sold	96	945	481	5,294
Proceeds from reinvestment of distributions	172	1,651	94	1,017
Payments for shares redeemed	(432)	(4,295)	(849)	(9,208)
Net increase (decrease)	(164)	(1,699)	(274)	(2,897)
Class R1
Proceeds from shares sold	668	6,567	1,135	12,331
Proceeds from reinvestment of distributions	299	2,879	154	1,668
Payments for shares redeemed	(1,696)	(16,649)	(1,994)	(21,699)
Net increase (decrease)	(729)	(7,203)	(705)	(7,700)
Class R4
Proceeds from shares sold	600	6,008	598	6,517
Proceeds from reinvestment of distributions	190	1,821	97	1,050
Payments for shares redeemed	(701)	(6,911)	(1,459)	(15,909)
Net increase (decrease)	89	918	(764)	(8,342)
Class R5
Proceeds from shares sold	310	3,078	347	3,790
Proceeds from reinvestment of distributions	191	1,844	109	1,180
Payments for shares redeemed	(986)	(9,862)	(1,035)	(11,288)
Net increase (decrease)	(485)	(4,940)	(579)	(6,318)
Class S
Proceeds from shares sold	1,759	17,277	1,938	21,080
Proceeds from reinvestment of distributions	575	5,531	364	3,941
Payments for shares redeemed	(3,388)	(33,243)	(4,349)	(47,021)
Net increase (decrease)	(1,054)	(10,435)	(2,047)	(22,000)
Total increase (decrease)	(4,773)	$(47,792)	(6,660)	$(71,922)

See accompanying notes which are an integral part of the financial statements.

26 Conservative Strategy Fund

(This page intentionally left blank)

Russell Investment Company
Conservative Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2016	10.65	.24	.13	.37	(.25)	(.85)
October 31, 2015	11.16	.27	(.26)	.01	(.27)	(.25)
October 31, 2014	11.09	.14	.28	.42	(.13)	(.22)
October 31, 2013	11.02	.28	.08	.36	(.27)	(.02)
October 31, 2012	10.53	.24	.50	.74	(.25)	—

Class C
October 31, 2016	10.55	.16	.13	.29	(.17)	(.85)
October 31, 2015	11.06	.18	(.25)	(.07)	(.19)	(.25)
October 31, 2014	10.99	.05	.30	.35	(.06)	(.22)
October 31, 2013	10.94	.19	.09	.28	(.21)	(.02)
October 31, 2012	10.46	.16	.49	.65	(.17)	—

Class E
October 31, 2016	10.70	.24	.13	.37	(.25)	(.85)
October 31, 2015	11.21	.26	(.25)	.01	(.27)	(.25)
October 31, 2014	11.13	.14	.29	.43	(.13)	(.22)
October 31, 2013	11.05	.30	.07	.37	(.27)	(.02)
October 31, 2012	10.56	.25	.49	.74	(.25)	—

Class R1
October 31, 2016	10.72	.29	.12	.41	(.29)	(.85)
October 31, 2015	11.23	.32	(.26)	.06	(.32)	(.25)
October 31, 2014	11.15	.18	.30	.48	(.18)	(.22)
October 31, 2013	11.08	.31	.10	.41	(.32)	(.02)
October 31, 2012	10.59	.28	.51	.79	(.30)	—

Class R4(1)
October 31, 2016	10.67	.25	.13	.38	(.26)	(.85)
October 31, 2015	11.18	.29	(.26)	.03	(.29)	(.25)
October 31, 2014	11.10	.15	.30	.45	(.15)	(.22)
October 31, 2013	11.03	.32	.06	.38	(.29)	(.02)
October 31, 2012	10.54	.27	.49	.76	(.27)	—

Class R5(2)
October 31, 2016	10.74	.23	.13	.36	(.23)	(.85)
October 31, 2015	11.25	.27	(.27)	—	(.26)	(.25)
October 31, 2014	11.17	.13	.29	.42	(.12)	(.22)
October 31, 2013	11.09	.30	.06	.36	(.26)	(.02)
October 31, 2012	10.60	.28	.44	.72	(.23)	—

Class S
October 31, 2016	10.73	.28	.11	.39	(.27)	(.85)
October 31, 2015	11.24	.30	(.26)	.04	(.30)	(.25)
October 31, 2014	11.16	.16	.30	.46	(.16)	(.22)
October 31, 2013	11.09	.31	.08	.39	(.30)	(.02)
October 31, 2012	10.60	.28	.49	.77	(.28)	—

See accompanying notes which are an integral part of the financial statements.

28 Conservative Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross(g)(i)	Net(e)(g)(i)	Net Assets(b)(e)	Turnover Rate

(1.10)	9.92	3.97	88,921.76		.54	2.47	18
(.52)	10.65	.11	106,603.75		.55	2.54	39
(.35)	11.16	3.92	124,288.75		.56	1.22	26
(.29)	11.09	3.35	136,433.73		.57	2.55	21
(.25)	11.02	7.15	133,172.72		.56	2.28	22

(1.02)	9.82	3.22	161,404	1.51	1.29	1.67	18
(.44)	10.55	(.64)	188,011	1.50	1.30	1.71	39
(.28)	11.06	3.21	210,015	1.50	1.31	.47	26
(.23)	10.99	2.61	227,048	1.48	1.32	1.76	21
(.17)	10.94	6.28	230,038	1.47	1.31	1.51	22

(1.10)	9.97	3.95	14,227.76		.54	2.43	18
(.52)	10.70	.12	17,017.75		.55	2.43	39
(.35)	11.21	3.99	20,901.75		.56	1.22	26
(.29)	11.13	3.40	24,180.74		.57	2.75	21
(.25)	11.05	7.11	39,156.72		.56	2.32	22

(1.14)	9.99	4.35	19,546.51		.16	2.88	18
(.57)	10.72	.50	28,784.50		.17	2.96	39
(.40)	11.23	4.40	38,079.50		.17	1.63	26
(.34)	11.15	3.79	43,145.48		.17	2.81	21
(.30)	11.08	7.57	40,536.47		.14	2.59	22

(1.11)	9.94	4.11	15,964.76		.41	2.56	18
(.54)	10.67	.23	16,189.75		.42	2.70	39
(.37)	11.18	4.14	25,502.75		.42	1.38	26
(.31)	11.10	3.51	35,427.73		.42	2.95	21
(.27)	11.03	7.32	44,214.72		.39	2.51	22

(1.08)	10.02	3.88	14,067	1.01	.66	2.33	18
(.51)	10.74	(.03)	20,285	1.00	.67	2.45	39
(.34)	11.25	3.83	27,768	1.00	.67	1.16	26
(.28)	11.17	3.30	42,335.98		.67	2.76	21
(.23)	11.09	6.91	63,878.98		.64	2.60	22

(1.12)	10.00	4.20	43,375.51		.29	2.77	18
(.55)	10.73	.36	57,824.50		.30	2.78	39
(.38)	11.24	4.25	83,582.50		.31	1.46	26
(.32)	11.16	3.59	82,691.48		.32	2.82	21
(.28)	11.09	7.37	95,523.47		.31	2.61	22

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund 29

Russell Investment Company
Conservative Strategy Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Advisory fees	$5,227
Administration fees	12,936
Distribution fees	125,496
Shareholder servicing fees	43,985
Transfer agent fees	49,282
Trustee fees	1,483
$238,409

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:

	Fair Value,				Change in	Fair Value,
Beginning of			Realized Gain		Unrealized	End		Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)		of Period	Distributions	Distributions
Russell Commodity Strategies Fund	$—	$334	$—	$—	$(6	) $	328	$—	$—
Russell Global Infrastructure Fund	17,176	2,229	10,745	602	(390)		8,872	426	444

Russell Fund Global Real Estate Securities	17,266	3,286	5,333	(373)	(691)		14,155	456	801
Russell U.S. Defensive Equity Fund	6,538	772	7,308	4,607	(4,277)		332	64	—
Russell U.S. Dynamic Equity Fund	6,566	1,808	3,014	(153)	(577)		4,630	296	595
Select U.S. Equity Fund	8,731	956	2,716	(92)	217		7,096	215	12

Russell Fund Global Opportunistic Credit	8,687	14,967	2,704	(190)	534		21,294	332	—
Russell Investment Grade Bond Fund	43,326	2,947	10,881	152	(44)		35,500	1,650	64
Russell Short Duration Bond Fund	99,896	4,365	23,236	234	441		81,700	1,383	56
Russell Strategic Bond Fund	99,679	6,006	46,224	2,359	(1,439)		60,381	2,958	548
Unconstrained Total Return Fund	—	18,000	301	—	53		17,752	1	—
Russell Emerging Markets Fund	8,596	1,150	3,315	(495)	1,152		7,088	30	—
Select International Equity Fund	8,664	1,351	2,437	(413)	(65)		7,100	236	—
Russell Multi-Strategy Income Fund	100,016	6,641	25,864	(1,760)	2,674		81,707	3,406	—
Russell U.S. Cash Management Fund	8,872	13,072	13,918	—	1		8,027	35	—
	$434,013	$77,884	$157,996	$4,478	$(2,417)		$355,962	$11,488	$2,520

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of Investments	$346,119,187
Unrealized Appreciation	$12,189,552
Unrealized Depreciation	(2,346,268)
Net Unrealized Appreciation (Depreciation)	$9,843,284
Undistributed Ordinary Income	$365,162
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$6,886,645
Tax Composition of Distributions
Ordinary Income	$8,472,876
Long-Term Capital Gains	$33,747,215

See accompanying notes which are an integral part of the financial statements.

30 Conservative Strategy Fund

Russell Investment Company
Conservative Strategy Fund

Federal Income Taxes, continued

Net investment income and net realized gains (losses) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent differences between book and tax accounting.  These differences may be due to foreign currency gains or losses, reclassifications of dividends and /or differences in treatment of income from swaps.  These adjustments have no impact on the net assets.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$(59)
Accumulated net realized gain (loss)	59
Additional paid-in capital	—

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund 31

Russell Investment Company
Moderate Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

Moderate Strategy Fund - Class A‡			Moderate Strategy Fund - Class R5‡‡‡
	Total			Total
	Return			Return
1 Year	(0.80)%		1 Year	5.06%
5 Years	3.80	%§	5 Years	4.85	%§
10 Years	3.42	%§	10 Years	3.83	%§

Moderate Strategy Fund - Class C			Moderate Strategy Fund - Class S
	Total			Total
	Return			Return
1 Year	4.53%		1 Year	5.43%
5 Years	4.25	%§	5 Years	5.25	%§
10 Years	3.24	%§	10 Years	4.26	%§

Moderate Strategy Fund - Class E			Bloomberg Barclays U.S. Aggregate Bond Index**C
	Total			Total
	Return			Return
1 Year	5.26%		1 Year	4.37%
5 Years	5.01	%§	5 Years	2.90	%§
10 Years	4.01	%§	10 Years	4.64	%§

Moderate Strategy Fund - Class R1			Russell 1000® Index***
				Total
	Total			Return
	Return
1 Year	5.60%		1 Year	4.26%
5 Years	5.39	%§	5 Years	13.51	%§
10 Years	4.36	%§	10 Years	6.83	%§

Moderate Strategy Fund - Class R4‡‡
	Total
	Return
1 Year	5.26%
5 Years	5.13	%§
10 Years	4.09	%§

32 Moderate Strategy Fund

Russell Investment Company
Moderate Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The Moderate Strategy Fund (the “Fund”) is a fund of funds that	infrastructure. With interest rates falling, income opportunities
invests principally in other Russell Investment Company mutual	around the globe continued to shrink and income available from
funds (the “Underlying Funds”). The Underlying Funds employ	most assets fell.
a multi-manager approach whereby portions of the Underlying	The U.S. equity market, as measured by the S&P 500® Index,
Funds are allocated to different money managers. Underlying	was up 4.51% over the period but also experienced multiple
Fund assets not allocated to money managers are managed by	draw downs. The Fund’s strategic exposure to global equities
Russell Investment Management, LLC (“RIM”), the Fund’s	proved beneficial over the period as emerging markets rallied
and Underlying Funds’ advisor. RIM, as the Underlying Funds’	and outperformed U.S. equities. By contrast, non-U.S. developed
advisor, may change the allocation of the Underlying Funds’	equity was one of the lowest performing portions of the Fund’s
assets among money managers at any time. An exemptive order	exposure as falling commodities and currencies weighed on
from the Securities and Exchange Commission (“SEC”) permits	returns.
RIM to engage or terminate a money manager in an Underlying
Fund at any time, subject to approval by the Underlying Fund’s	How did the investment strategies and techniques employed
Board, without a shareholder vote. Pursuant to the terms of the	by the Fund and the Underlying Funds affect the Fund’s
exemptive order, an Underlying Fund is required to notify its	performance?
shareholders within 90 days of when a money manager begins	The Fund is a fund of funds and its performance is based on RIM’s
providing services.	strategic asset allocations, the performance of the Underlying
What is the Fund’s investment objective?	Funds in which the Fund invests, and tactical changes in the
The Fund seeks to provide current income and moderate long	Fund’s asset allocation throughout the year.
term capital appreciation.	In order to seek to achieve the Fund’s objective during the period,
RIM’s strategic asset allocation included investments in global
How did the Fund perform relative to its benchmark for the	equity, alternative and fixed/other income Underlying Funds. The
fiscal year ended October 31, 2016?	Fund’s allocations to Underlying Funds invested in high yield
For the fiscal year ended October 31, 2016, the Fund’s Class A,	bonds and emerging market debt and equity helped benchmark-
Class C, Class E, Class R1, Class R4, Class R5 and Class S Shares	relative performance during the period as these areas outperformed
gained 5.29%, 4.53%, 5.26%, 5.60%, 5.26%, 5.06% and 5.43%,	the Bloomberg Barclays U.S. Aggregate Bond Index. However,
respectively. This is compared to the Fund’s primary benchmark,	commodities and non-U.S. developed equities delivered negative
the Bloomberg Barclays U.S. Aggregate Bond Index, which gained	returns as measured by the Bloomberg Commodity Index Total
4.37% during the same period. The Fund’s performance includes	Return and Russell Developed ex-U.S. Large Cap® Index Net,
operating expenses, whereas index returns are unmanaged and do	respectively.
not include expenses of any kind.	The Fund’s outperformance relative to the Bloomberg Barclays
For the fiscal year ended October 31, 2016, the Morningstar®	U.S. Aggregate Bond Index was helped by strong active
Allocation-30% to 50% Equity Category, a group of funds that	management within the fixed income portion of the portfolio.
Morningstar considers to have investment strategies similar to	Underlying Fund bond issue selection during the period was
those of the Fund, gained 3.53%. This result serves as a peer	generally additive to returns as fixed income money managers
comparison and is expressed net of operating expenses.	were able to pick well within credit, avoiding defaults in places like the energy sector where trouble occurred with falling energy
How did the market conditions described in the Market	prices in early 2016. As such, allocations to the Russell Strategic
Summary report affect the Fund’s performance?	Bond Fund and Russell Investment Grade Bond Fund were
The Fund seeks to achieve its objective by investing in Underlying	positive from a benchmark-relative perspective. Both Underlying
Funds that provide exposure to a range of diversified investments,	Funds were positively impacted by their overweight to credit and
and most major asset classes invested in by the Underlying Funds	additive currency positioning also helped to drive excess return.
produced positive absolute returns during the period. Markets
during the fiscal year were characterized by higher levels of	By contrast, equity selection and positioning was more difficult,
volatility and dispersion across return sources. Within the fixed/	with allocations to non-U.S. equity Underlying Funds detracting
other income Underlying Funds, exposure to high yield debt	from the Fund’s performance and security selection within
was beneficial as it was one of the best performing asset classes	those Underlying Funds struggling. In addition, overweights
globally. Falling interest rates also helped other fixed income	to European securities in the Select International Equity Fund
assets in the Underlying Funds rally, as well as more rate sensitive	caused the Underlying Fund to struggle as European equities
real assets like global real estate investment trusts and global	continued to lag the U.S. equity market.

Moderate Strategy Fund 33

Russell Investment Company
Moderate Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

Describe any changes to the Fund’s structure or allocation	lows and RIM reduced risk exposure to a more defensive stance
to the Underlying Funds.	with the Fund’s equity allocation below strategic weights. RIM’s
RIM has the discretion to vary the Fund’s actual allocation	modifications to the Fund’s asset allocation were additive during
from the target strategic asset allocation by up to +/- 5% at the	the period.
equity, fixed/other income or alternative category level based on	RIM also made strategic asset allocation changes during the
RIM’s capital markets research. In addition to investing in the	period. In September 2016, RIM added further diversity and
Underlying Funds, RIM may seek to actively manage a Fund’s	dynamism to the Fund through the addition of the Russell Multi-
overall exposures by investing in derivatives that RIM believes	Strategy Income Fund and the Unconstrained Total Return Fund
will achieve the desired risk/return profile for the Fund. RIM’s	as Underlying Funds.
asset allocation modifications, implemented through both tactical
changes to Underlying Fund allocations and derivatives-based	The views expressed in this report reflect those of the
exposures, benefited the Fund’s performance relative to the	portfolio managers only through the end of the period
Fund’s target strategic asset allocation.	covered by the report. These views do not necessarily
represent the views of RIM, or any other person in RIM or
RIM adapted the Fund’s asset allocation over the period	any other affiliated organization. These views are subject
as market opportunities and risks evolved. The Fund was	to change at any time based upon market conditions or
defensively positioned in the fourth quarter of 2015, favoring	other events, and RIM disclaims any responsibility to
fixed income over equity. During the first quarter of 2016, equity	update the views contained herein. These views should not
markets declined substantially, and RIM added further risk to	be relied on as investment advice and, because investment
the portfolio by overweighting exposure to high yield credit and	decisions for a Russell Investment Company (“RIC”) Fund
emerging markets equity compared with core bond holdings	are based on numerous factors, should not be relied on as
and cash. Markets subsequently rebounded from the February	an indication of investment decisions of any RIC Fund.

* Assumes initial investment on November 1, 2006.

** The Bloomberg Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

Effective August 24, 2016, the Barclays fixed income benchmark indices, including the Barclays Aggregate family of indices, were renamed the Bloomberg
Barclays family of indices.

*** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class R4 Shares on October 1, 2014. The returns shown for Class R4 Shares prior to that date are the returns of the Fund’s Class R2
Shares.

‡‡‡ The Fund first issued Class R5 Shares on October 1, 2014. The returns shown for Class R5 Shares prior to that date are the returns of the Fund’s Class R3
Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

34 Moderate Strategy Fund

Russell Investment Company
Moderate Strategy Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fees; distribution and/or			Performance (5%
service fees; and other Fund expenses. The Example is intended		Actual	return before
to help you understand your ongoing costs (in dollars) of investing	Class A	Performance	expenses)
Beginning Account Value
in the Fund and to compare these costs with the ongoing costs of	May 1, 2016	$1,000.00	$1,000.00
investing in other mutual funds. The Example is based on an	Ending Account Value
investment of $1,000 invested at the beginning of the period and	October 31, 2016	$1,036.90	$1,022.72
held for the entire period indicated, which for this Fund is from	Expenses Paid During Period*	$2.46	$2.44

May 1, 2016 to October 31, 2016.	* Expenses are equal to the Fund's annualized expense ratio of 0.48%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
The information in the table under the heading “Actual	year period). May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2016	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2016	$1,032.30	$1,018.95
	Expenses Paid During Period*	$6.28	$6.24
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 1.23%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/366 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period). May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class E	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2016	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2016	$1,036.30	$1,022.32
of other funds.	Expenses Paid During Period*	$2.87	$2.85

* Expenses are equal to the Fund's annualized expense ratio of 0.56%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Moderate Strategy Fund 35

Russell Investment Company
Moderate Strategy Fund

Shareholder Expense Example, continued — October 31, 2016 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class R1	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,037.90	$1,023.98
Expenses Paid During Period*	$1.18	$1.17

* Expenses are equal to the Fund's annualized expense ratio of 0.23%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R4	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,035.80	$1,022.72
Expenses Paid During Period*	$2.46	$2.44

* Expenses are equal to the Fund's annualized expense ratio of 0.48%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R5	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,035.10	$1,021.47
Expenses Paid During Period*	$3.73	$3.71

* Expenses are equal to the Fund's annualized expense ratio of 0.73%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,036.60	$1,023.58
Expenses Paid During Period*	$1.59	$1.58

* Expenses are equal to the Fund's annualized expense ratio of 0.31%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

36 Moderate Strategy Fund

Russell Investment Company
Moderate Strategy Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)
			Fair
			Value
	Shares		$
Investments in Russell Affiliated Mutual Funds - 97.0%
Alternative - 7.7%
Russell Commodity Strategies Fund Class Y	3,121,146		17,198
Russell Global Infrastructure Fund Class Y	1,513,936		17,304
Russell Global Real Estate Securities Fund Class Y	292,941		10,467
			44,969

Domestic Equities - 5.8%
Russell U.S. Defensive Equity Fund Class Y	6,332		312
Russell U.S. Dynamic Equity Fund Class Y	1,050,361		10,430
Russell U.S. Small Cap Equity Fund Class Y	824,218		22,756
Select U.S. Equity Fund Class Y	52,062		569
			34,067

Fixed Income - 56.1%
Russell Global Opportunistic Credit Fund Class Y	9,851,654		95,758
Russell Investment Grade Bond Fund Class Y	3,254,701		72,677
Russell Strategic Bond Fund Class Y	11,820,677		130,738
Unconstrained Total Return Fund Class Y	2,897,515		29,062
			328,235

International Equities - 17.5%
Russell Emerging Markets Fund Class Y	2,254,006		37,574
Russell Global Equity Fund Class Y	2,889,304		30,135
Select International Equity Fund Class Y	4,055,955		34,841
			102,550

Specialty - 9.9%
Russell Multi-Strategy Income Fund Class Y	5,996,485		58,046

Total Investments in Russell Affiliated Mutual Funds
(cost $541,282)			567,867

Short-Term Investments - 1.8%
Russell U.S. Cash Management Fund	10,779,331	(8)	10,781
Total Short-Term Investments
(cost $10,780)			10,781

Total Investments 98.8%
(identified cost $552,062)			578,648

Other Assets and Liabilities, Net - 1.2%			6,980
Net Assets - 100.0%			585,628

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 37

Russell Investment Company
Moderate Strategy Fund

Schedule of Investments, continued — October 31, 2016

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
Amsterdam Index Futures	24	EUR	2,166	11/16	1
CAC40 Index Futures	137	EUR	6,174	11/16	37
DAX Index Futures	22	EUR	5,872	12/16	161
EURO STOXX 50 Index Futures	128	EUR	3,908	12/16	89
FTSE/MIB Index Futures	15	EUR	1,283	12/16	43
IBEX 35 Index Futures	22	EUR	2,008	11/16	80
OMXS30 Index Futures	96	SEK	13,870	11/16	(5)
Russell 1000 Mini Index Futures	10	USD	1,174	12/16	(22)
S&P 500 E-Mini Index Futures	139	USD	14,734	12/16	(282)
S&P Mid 400 E-Mini Index Futures	11	USD	1,657	12/16	(42)
Short Positions
FTSE 100 Index Futures	12	GBP	831	12/16	(40)
Hang Seng Index Futures	2	HKD	2,291	11/16	7
MSCI Emerging Markets Mini Index Futures	98	USD	4,427	12/16	9
MSCI Singapore Index Futures	3	SGD	92	11/16	1
Russell 1000 Mini Index Futures	5	USD	587	12/16	4
Russell 2000 Mini Index Futures	7	USD	833	12/16	47
S&P 500 E-Mini Index Futures	96	USD	10,177	12/16	171
S&P Mid 400 E-Mini Index Futures	6	USD	904	12/16	12
S&P/TSX 60 Index Futures	39	CAD	6,759	12/16	(158)
SPI 200 Index Futures	43	AUD	5,687	12/16	(93)
TOPIX Index Futures	40	JPY	558,000	12/16	(203)
United States 2 Year Treasury Note Futures	31	USD	6,762	12/16	(2)
United States 5 Year Treasury Note Futures	108	USD	13,047	12/16	25
United States 10 Year Treasury Note Futures	70	USD	9,074	12/16	73
United States Long Bond Futures	4	USD	651	12/16	28
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					(59)

Options Written
Amounts in thousands (except contract amounts)
Transactions in options written contracts for the period ended October 31, 2016 were as follows:
		Number of		Premiums
			Contracts	Received
Outstanding October 31, 2015			—	$—
Opened			968,895	1,374
Closed		(948,433)		(225)
Expired			(20,462)	(1,149)
Outstanding October 31, 2016			—	$—

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty	Sold			Bought	Settlement Date	$
Bank of America	USD	8,014	EUR	7,280	12/21/16	(5)
Bank of America	USD	1,495	MXN	28,480	12/21/16	4
Bank of America	USD	987	RUB	62,970	12/21/16	(6)
Bank of America	USD	1,985	ZAR	28,520	12/21/16	110
Bank of America	AUD	7,220	USD	5,470	12/21/16	(16)
Bank of America	CAD	350	USD	266	12/21/16	5

See accompanying notes which are an integral part of the financial statements.

38 Moderate Strategy Fund

Russell Investment Company
Moderate Strategy Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	JPY	416,520	USD	4,006	12/21/16	27
Bank of America	KRW	4,856,000	USD	4,435	12/21/16	191
Bank of Montreal	USD	589	AUD	774	11/08/16	—
Bank of Montreal	USD	762	CAD	1,020	11/08/16	(1)
Bank of Montreal	USD	711	CHF	703	11/08/16	(1)
Bank of Montreal	USD	2,575	EUR	2,352	11/08/16	7
Bank of Montreal	USD	1,411	GBP	1,159	11/08/16	8
Bank of Montreal	USD	296	HKD	2,297	11/08/16	—
Bank of Montreal	USD	1,749	JPY	183,645	11/08/16	2
Bank of Montreal	USD	279	SEK	2,517	11/08/16	(1)
Bank of Montreal	USD	98	SGD	137	11/08/16	—
Bank of Montreal	AUD	794	USD	604	11/08/16	—
Bank of Montreal	AUD	774	USD	588	12/07/16	—
Bank of Montreal	CAD	1,036	USD	787	11/08/16	15
Bank of Montreal	CAD	1,020	USD	762	12/07/16	1
Bank of Montreal	CHF	722	USD	742	11/08/16	13
Bank of Montreal	CHF	703	USD	712	12/07/16	—
Bank of Montreal	EUR	2,430	USD	2,716	11/08/16	48
Bank of Montreal	EUR	2,352	USD	2,578	12/07/16	(7)
Bank of Montreal	GBP	1,189	USD	1,542	11/08/16	88
Bank of Montreal	GBP	1,159	USD	1,412	12/07/16	(8)
Bank of Montreal	HKD	2,266	USD	292	11/08/16	—
Bank of Montreal	HKD	2,297	USD	296	12/07/16	—
Bank of Montreal	JPY	186,059	USD	1,838	11/08/16	64
Bank of Montreal	JPY	183,645	USD	1,751	12/07/16	(3)
Bank of Montreal	SEK	2,539	USD	295	11/08/16	14
Bank of Montreal	SEK	2,517	USD	280	12/07/16	1
Bank of Montreal	SGD	138	USD	101	11/08/16	2
Bank of Montreal	SGD	137	USD	98	12/07/16	—
BNP Paribas	USD	746	GBP	560	12/21/16	(60)
BNP Paribas	USD	1,474	JPY	149,365	12/21/16	(47)
BNP Paribas	AUD	794	USD	604	11/08/16	1
BNP Paribas	AUD	2,215	USD	1,697	12/21/16	14
BNP Paribas	CAD	1,036	USD	788	11/08/16	15
BNP Paribas	CAD	515	USD	399	12/21/16	14
BNP Paribas	CHF	722	USD	743	11/08/16	13
BNP Paribas	EUR	2,430	USD	2,719	11/08/16	51
BNP Paribas	EUR	2,015	USD	2,281	12/21/16	64
BNP Paribas	GBP	1,189	USD	1,542	11/08/16	87
BNP Paribas	HKD	2,266	USD	292	11/08/16	—
BNP Paribas	HKD	1,165	USD	150	12/21/16	—
BNP Paribas	JPY	186,059	USD	1,840	11/08/16	66
BNP Paribas	SEK	2,539	USD	295	11/08/16	14
BNP Paribas	SEK	640	USD	76	12/21/16	5
BNP Paribas	SGD	138	USD	101	11/08/16	2
Citigroup	USD	589	AUD	774	11/08/16	—
Citigroup	USD	762	CAD	1,020	11/08/16	(2)
Citigroup	USD	711	CHF	703	11/08/16	(1)
Citigroup	USD	2,575	EUR	2,352	11/08/16	7
Citigroup	USD	1,411	GBP	1,159	11/08/16	8
Citigroup	USD	296	HKD	2,297	11/08/16	—
Citigroup	USD	1,749	JPY	183,645	11/08/16	2
Citigroup	USD	280	SEK	2,517	11/08/16	(1)
Citigroup	USD	98	SGD	137	11/08/16	—
Citigroup	AUD	774	USD	588	12/07/16	—
Citigroup	CAD	1,020	USD	762	12/07/16	2

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 39

Russell Investment Company
Moderate Strategy Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount	Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
Citigroup	CHF	703	USD	712	12/07/16	—
Citigroup	EUR	2,352	USD	2,578	12/07/16	(7)
Citigroup	GBP	1,159	USD	1,412	12/07/16	(8)
Citigroup	HKD	2,297	USD	296	12/07/16	—
Citigroup	JPY	183,645	USD	1,751	12/07/16	(2)
Citigroup	SEK	2,517	USD	280	12/07/16	1
Citigroup	SGD	137	USD	98	12/07/16	—
Standard Chartered	USD	1,483	INR	100,040	12/21/16	6
Standard Chartered	CNY	92,410	USD	13,606	12/21/16	29
Standard Chartered	TWD	62,000	USD	1,992	12/21/16	26
State Street	USD	30	AUD	39	11/08/16	—
State Street	USD	25	CAD	33	11/08/16	(1)
State Street	USD	39	CHF	38	11/08/16	(1)
State Street	USD	175	EUR	156	11/08/16	(4)
State Street	USD	77	GBP	60	11/08/16	(4)
State Street	USD	48	JPY	4,828	11/08/16	(2)
State Street	USD	5	SEK	44	11/08/16	—
State Street	USD	1	SGD	2	11/08/16	—
State Street	CNY	39,000	USD	5,803	12/21/16	73
State Street	HKD	62	USD	8	11/08/16	—
Westpac	USD	746	GBP	560	12/21/16	(59)
Westpac	USD	1,474	JPY	149,365	12/21/16	(47)
Westpac	AUD	2,215	USD	1,696	12/21/16	13
Westpac	CAD	515	USD	399	12/21/16	15
Westpac	EUR	2,015	USD	2,280	12/21/16	62
Westpac	HKD	1,165	USD	150	12/21/16	—
Westpac	SEK	640	USD	76	12/21/16	5
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						901

Total Return Swap Contracts (*)
Amounts in thousands
			Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty		Amount		Date	$
Dow Jones U.S. Real Estate Total Return Index	Bank of America		USD	6,935	03/07/17	487
Total Fair Value of Open Total Return Swap Contracts Premiums Paid (Received) - $— (å)						487

(*) Total return swaps (which includes index swaps) are agreements between counterparties to exchange cash flows, one based on a market-linked returns of an individual asset or a basket of assets (i.e. an index), and the other on a fixed or floating rate. The floating rate is based on the 3
Month LIBOR rate plus a fee of 0.075%

Credit Default Swap Contracts

Amounts in thousands
Credit Indices
				Fund (Pays)/
				Receives	Termination	Fair Value
Reference Entity	Counterparty	Notional Amount		Fixed Rate	Date	$

CDX Emerging Markets Index	Bank of America	USD	22,000	(1.000%)	12/20/21	1,424
CDX NA High Yield Index	Bank of America	USD	17,300	5.000%	12/20/21	683
Total Fair Value on Open Credit Indices Premiums Paid (Received) - $2,108						2,107

See accompanying notes which are an integral part of the financial statements.

40 Moderate Strategy Fund

Russell Investment Company
Moderate Strategy Fund

Schedule of Investments, continued — October 31, 2016

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Investments in Russell Affiliated Mutual
Funds	$567,867	$—	$—	$—	$567,867	97.0
Short-Term Investments	—	—	—	10,781	10,781	1.8
Total Investments	567,867	—	—	10,781	578,648	98.8
Other Assets and Liabilities, Net						1.2
						100.0
Other Financial Instruments
Assets
Futures Contracts	788	—	—	—	788	0.1
Foreign Currency Exchange Contracts	—	1,195	—	—	1,195	0.2
Total Return Swap Contracts	—	487	—	—	487	0.1
Credit Default Swap Contracts	—	2,107	—	—	2,107	0.4
'
Liabilities
Futures Contracts	(847)	—	—	—	(847)	(0.1)
Foreign Currency Exchange Contracts	—	(294)	—	—	(294)	(0.1)
Total Other Financial Instruments*	$(59)	$3,495	$—	$—	$3,436

* Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 41

Russell Investment Company
Moderate Strategy Fund

Fair Value of Derivative Instruments — October 31, 2016

Amounts in thousands

			Foreign
	Equity	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$—	$1,195	$—
Variation margin on futures contracts*	662	—	—	126
Total return swap contracts, at fair value	487	—	—	—
Credit default swap contracts, at fair value	—	2,107	—	—
Total	$1,149	$2,107	$1,195	$126

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$845	$—	$—	$2
Unrealized depreciation on foreign currency exchange contracts	—	—	294	—
Total	$845	$—	$294	$2
			Foreign
	Equity	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$(262)	$—	$—	$—
Options written	1,180	—	—	—
Total return swap contracts	(1,589)	—	—	—
Credit default swap contracts	—	1,446	—	—
Foreign currency-related transactions**	—	—	(295)	—
Total	$(671)	$1,446	$(295)	$—

Location: Statement of Operations - Net change in unrealized appreciation
(depreciation)
Futures contracts	$(994)	$—	$—	$124
Total return swap contracts	1,149	—	—	—
Credit default swap contracts	—	(1)	—	—
Foreign currency-related transactions***	—	—	833	—
Total	$155	$(1)	$833	$124

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

42 Moderate Strategy Fund

Russell Investment Company
Moderate Strategy Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2016

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	$1,195	$ — $	1,195
Futures Contracts	Variation margin on futures contracts	35	—	35
Total Return Swap Contracts	Total return swap contracts, at fair value	487	—	487
Credit Default Swap Contracts	Credit default swap contracts, at fair value	2,107	—	2,107
Total Financial and Derivative Assets		3,824	—	3,824
Financial and Derivative Assets not subject to a netting agreement		(2,142)	—	(2,142)
Total Financial and Derivative Assets subject to a netting agreement		$1,682	$ — $	1,682

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$825	$27	$430	$368
Bank of Montreal	262	21	—	241
BNP Paribas	346	97	—	249
Citigroup	21	21	—	—
Standard Chartered	61	—	—	61
State Street	72	—	—	72
Westpac	95	95	—	—
Total	$1,682	$261	$430	$991

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 43

Russell Investment Company
Moderate Strategy Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2016

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$253	$ — $	253
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	294	—	294
Total Financial and Derivative Liabilities		547	—	547
Financial and Derivative Liabilities not subject to a netting agreement		(253)	—	(253)
Total Financial and Derivative Liabilities subject to a netting agreement		$294	$ — $	294

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments		Pledged^	Net Amount
Bank of America	$27	$27	$	— $	—
Bank of Montreal	21	21		—	—
BNP Paribas	108	97		—	11
Citigroup	21	21		—	—
State Street	11	—		—	11
Westpac	106	95		—	11
Total	$294	$261	$	— $	33

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

44 Moderate Strategy Fund

Russell Investment Company
Moderate Strategy Fund

Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$552,062
Investments, at fair value(>)	578,648
Cash (restricted)(a)(b)	6,600
Unrealized appreciation on foreign currency exchange contracts	1,195
Receivables:
Dividends from affiliated Russell funds	5
Investments sold	477
Fund shares sold	275
Variation margin on futures contracts	35
Total return swap contracts, at fair value(8)	487
Credit default swap contracts, at fair value(+)	2,107
Total assets	589,829

Liabilities
Payables:
Due to custodian	1
Due to broker (c)	2,538
Fund shares redeemed	687
Accrued fees to affiliates	340
Other accrued expenses	88
Variation margin on futures contracts	253
Unrealized depreciation on foreign currency exchange contracts	294
Total liabilities	4,201

Net Assets	$585,628

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 45

Russell Investment Company
Moderate Strategy Fund

Statement of Assets and Liabilities, continued — October 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$770
Accumulated net realized gain (loss)	17,885
Unrealized appreciation (depreciation) on:
Investments	26,586
Futures contracts	(59)
Total return swap contracts	487
Credit default swap contracts	(1)
Foreign currency-related transactions	901
Shares of beneficial interest	553
Additional paid-in capital	538,506
Net Assets	$585,628

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$10.63
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$11.28
Class A — Net assets	$182,048,580
Class A — Shares outstanding ($.01 par value)	17,133,284
Net asset value per share: Class C(#)	$10.51
Class C — Net assets	$225,203,850
Class C — Shares outstanding ($.01 par value)	21,430,387
Net asset value per share: Class E(#)	$10.66
Class E — Net assets	$9,421,046
Class E — Shares outstanding ($.01 par value)	884,080
Net asset value per share: Class R1(#)	$10.68
Class R1 — Net assets	$20,069,380
Class R1 — Shares outstanding ($.01 par value)	1,879,630
Net asset value per share: Class R4(#)	$10.64
Class R4 — Net assets	$27,183,442
Class R4 — Shares outstanding ($.01 par value)	2,554,217
Net asset value per share: Class R5(#)	$10.70
Class R5 — Net assets	$17,667,728
Class R5 — Shares outstanding ($.01 par value)	1,651,496
Net asset value per share: Class S(#)	$10.67
Class S — Net assets	$104,034,440
Class S — Shares outstanding ($.01 par value)	9,747,655
Amounts in thousands
(8) Total return swap contracts - premiums paid (received)	$—
(+) Credit default swap contracts - premiums paid (received)	$2,108
(>) Investments in affiliated Russell funds	$578,648

(a) Cash Collateral for Futures	$4,900
(b) Cash Collateral for Swaps	$1,700
(c) Due to Broker for Swaps	$2,538
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

46 Moderate Strategy Fund

Russell Investment Company
Moderate Strategy Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Income distributions from affiliated Russell funds	$19,276

Expenses
Advisory fees	1,247
Administrative fees	265
Custodian fees (1)	45
Distribution fees - Class A	472
Distribution fees - Class C	1,807
Distribution fees - Class R5	51
Transfer agent fees - Class A	377
Transfer agent fees - Class C	482
Transfer agent fees - Class E	21
Transfer agent fees - Class R1	48
Transfer agent fees - Class R4	59
Transfer agent fees - Class R5	41
Transfer agent fees - Class S	219
Professional fees	46
Registration fees	110
Shareholder servicing fees - Class C	602
Shareholder servicing fees - Class E	27
Shareholder servicing fees - Class R4	74
Shareholder servicing fees - Class R5	51
Trustees’ fees	21
Printing fees	66
Miscellaneous	17
Expenses before reductions	6,148
Expense reductions	(1,497)
Net expenses	4,651
Net investment income (loss)	14,625

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	15,426
Futures contracts	(262)
Options written	1,180
Total return swap contracts	(1,589)
Credit default swap contracts	1,446
Foreign currency-related transactions	(295)
Capital gain distributions from Underlying Funds	9,279
Net realized gain (loss)	25,185
Net change in unrealized appreciation (depreciation) on:
Investments	(12,722)
Futures contracts	(870)
Total return swap contracts	1,149
Credit default swap contracts	(1)
Foreign currency-related transactions	833
Net change in unrealized appreciation (depreciation)	(11,611)
Net realized and unrealized gain (loss)	13,574
Net Increase (Decrease) in Net Assets from Operations	$28,199

(1)     Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 8 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 47

Russell Investment Company
Moderate Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,625	$19,067
Net realized gain (loss)	25,185	70,578
Net change in unrealized appreciation (depreciation)	(11,611)	(90,491)
Net increase (decrease) in net assets from operations	28,199	(846)

Distributions
From net investment income
Class A	(5,081)	(5,692)
Class C	(4,766)	(5,593)
Class E	(289)	(798)
Class R1	(785)	(1,261)
Class R4	(812)	(1,101)
Class R5	(500)	(791)
Class S	(3,100)	(3,968)
From net realized gain
Class A	(20,300)	(2,315)
Class C	(26,556)	(3,181)
Class E	(1,258)	(353)
Class R1	(3,336)	(478)
Class R4	(3,331)	(460)
Class R5	(2,271)	(368)
Class S	(11,655)	(1,527)
Net decrease in net assets from distributions	(84,040)	(27,886)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(57,990)	(116,926)
Total Net Increase (Decrease) in Net Assets	(113,831)	(145,658)

Net Assets
Beginning of period	699,459	845,117
End of period	$585,628	$699,459
Undistributed (overdistributed) net investment income included in net assets	$770	$598

See accompanying notes which are an integral part of the financial statements.

48 Moderate Strategy Fund

Russell Investment Company
Moderate Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	1,669	$17,171	1,839	$21,674
Proceeds from reinvestment of distributions	2,490	25,066	674	7,906
Payments for shares redeemed	(4,483)	(46,328)	(3,603)	(42,415)
Net increase (decrease)	(324)	(4,091)	(1,090)	(12,835)
Class C
Proceeds from shares sold	1,992	20,630	3,204	37,484
Proceeds from reinvestment of distributions	3,127	31,122	750	8,714
Payments for shares redeemed	(6,866)	(70,802)	(6,104)	(71,131)
Net increase (decrease)	(1,747)	(19,050)	(2,150)	(24,933)
Class E
Proceeds from shares sold	116	1,210	424	5,024
Proceeds from reinvestment of distributions	150	1,516	98	1,146
Payments for shares redeemed	(551)	(5,783)	(2,467)	(29,119)
Net increase (decrease)	(285)	(3,057)	(1,945)	(22,949)
Class R1
Proceeds from shares sold	694	7,209	616	7,300
Proceeds from reinvestment of distributions	407	4,118	148	1,739
Payments for shares redeemed	(2,319)	(23,897)	(2,060)	(24,514)
Net increase (decrease)	(1,218)	(12,570)	(1,296)	(15,475)
Class R4
Proceeds from shares sold	321	3,363	478	5,656
Proceeds from reinvestment of distributions	411	4,143	133	1,561
Payments for shares redeemed	(1,015)	(10,459)	(1,582)	(18,747)
Net increase (decrease)	(283)	(2,953)	(971)	(11,530)
Class R5
Proceeds from shares sold	332	3,432	250	2,962
Proceeds from reinvestment of distributions	273	2,771	99	1,159
Payments for shares redeemed	(1,007)	(10,598)	(1,324)	(15,667)
Net increase (decrease)	(402)	(4,395)	(975)	(11,546)
Class S
Proceeds from shares sold	2,640	27,292	2,655	31,197
Proceeds from reinvestment of distributions	1,440	14,572	459	5,404
Payments for shares redeemed	(5,112)	(53,738)	(4,594)	(54,259)
Net increase (decrease)	(1,032)	(11,874)	(1,480)	(17,658)
Total increase (decrease)	(5,291)	$(57,990)	(9,907)	$(116,926)

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 49

Russell Investment Company
Moderate Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2016	11.58	.27	.25	.52	(.30)	(1.17)
October 31, 2015	12.02	.31	(.31)	—	(.31)	(.13)
October 31, 2014	11.59	.17	.43	.60	(.17)	—
October 31, 2013	11.06	.26	.53	.79	(.26)	—
October 31, 2012	10.51	.24	.55	.79	(.24)	—

Class C
October 31, 2016	11.46	.19	.25	.44	(.22)	(1.17)
October 31, 2015	11.90	.22	(.31)	(.09)	(.22)	(.13)
October 31, 2014	11.49	.08	.42	.50	(.09)	—
October 31, 2013	10.99	.18	.52	.70	(.20)	—
October 31, 2012	10.44	.16	.55	.71	(.16)	—

Class E
October 31, 2016	11.60	.27	.25	.52	(.29)	(1.17)
October 31, 2015	12.04	.36	(.37)	(.01)	(.30)	(.13)
October 31, 2014	11.61	.18	.42	.60	(.17)	—
October 31, 2013	11.08	.29	.50	.79	(.26)	—
October 31, 2012	10.52	.23	.57	.80	(.24)	—

Class R1
October 31, 2016	11.62	.34	.21	.55	(.32)	(1.17)
October 31, 2015	12.07	.36	(.34)	.02	(.34)	(.13)
October 31, 2014	11.63	.23	.42	.65	(.21)	—
October 31, 2013	11.11	.31	.51	.82	(.30)	—
October 31, 2012	10.56	.27	.57	.84	(.29)	—

Class R4(1)
October 31, 2016	11.59	.28	.24	.52	(.30)	(1.17)
October 31, 2015	12.03	.33	(.33)	—	(.31)	(.13)
October 31, 2014	11.60	.20	.41	.61	(.18)	—
October 31, 2013	11.08	.29	.51	.80	(.28)	—
October 31, 2012	10.52	.26	.56	.82	(.26)	—

Class R5(2)
October 31, 2016	11.64	.25	.25	.50	(.27)	(1.17)
October 31, 2015	12.08	.32	(.35)	(.03)	(.28)	(.13)
October 31, 2014	11.64	.17	.42	.59	(.15)	—
October 31, 2013	11.12	.30	.47	.77	(.25)	—
October 31, 2012	10.56	.27	.51	.78	(.22)	—

Class S
October 31, 2016	11.62	.29	.24	.53	(.31)	(1.17)
October 31, 2015	12.06	.34	(.32)	.02	(.33)	(.13)
October 31, 2014	11.63	.20	.43	.63	(.20)	—
October 31, 2013	11.11	.30	.51	.81	(.29)	—
October 31, 2012	10.55	.27	.56	.83	(.27)	—

See accompanying notes which are an integral part of the financial statements.

50 Moderate Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(1.47)	10.63	5.29	182,049.74		.49	2.58	34
(.44)	11.58	(.04)	202,107.74		.51	2.61	32
(.17)	12.02	5.19	222,875.73		.56	1.45	14
(.26)	11.59	7.22	235,684.72		.57	2.35	13
(.24)	11.06	7.67	232,467.71		.56	2.21	23

(1.39)	10.51	4.53	225,204	1.49	1.24	1.83	34
(.35)	11.46	(.80)	265,698	1.49	1.26	1.88	32
(.09)	11.90	4.39	301,445	1.48	1.31	.70	14
(.20)	11.49	6.42	318,120	1.47	1.32	1.60	13
(.16)	10.99	6.91	314,391	1.46	1.31	1.48	23

(1.46)	10.66	5.26	9,421.74		.57	2.62	34
(.43)	11.60	(.14)	13,559.73		.56	3.07	32
(.17)	12.04	5.18	37,485.73		.56	1.51	14
(.26)	11.61	7.17	47,129.72		.57	2.56	13
(.24)	11.08	7.75	74,240.71		.56	2.14	23

(1.49)	10.68	5.60	20,069.49		.24	3.23	34
(.47)	11.62	.18	36,011.49		.21	3.07	32
(.21)	12.07	5.67	53,016.48		.17	1.92	14
(.30)	11.63	7.57	69,274.47		.17	2.71	13
(.29)	11.11	8.10	66,823.46		.14	2.48	23

(1.47)	10.64	5.26	27,183.74		.49	2.64	34
(.44)	11.59	(.01)	32,895.74		.46	2.80	32
(.18)	12.03	5.31	45,828.73		.42	1.68	14
(.28)	11.60	7.31	67,330.72		.42	2.56	13
(.26)	11.08	7.95	73,019.71		.39	2.38	23

(1.44)	10.70	5.06	17,668.99		.74	2.39	34
(.41)	11.64	(.27)	23,915.99		.71	2.70	32
(.15)	12.08	5.10	36,598.98		.67	1.46	14
(.25)	11.64	7.01	57,788.97		.67	2.63	13
(.22)	11.12	7.55	86,756.97		.64	2.56	23

(1.48)	10.67	5.43	104,034.49		.32	2.77	34
(.46)	11.62	.16	125,274.49		.31	2.89	32
(.20)	12.06	5.44	147,870.48		.31	1.71	14
(.29)	11.63	7.41	154,841.47		.32	2.63	13
(.27)	11.11	8.02	155,433.46		.31	2.52	23

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 51

Russell Investment Company
Moderate Strategy Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Advisory fees	$157
Administration fees	21,326
Distribution fees	188,162
Shareholder servicing fees	60,135
Transfer agent fees	67,987
Trustee fees	2,238
$340,005

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:

	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
Russell Commodity Strategies Fund	$9,919	$10,564	$3,201	$(2,121)	$2,037	$17,198	$—	$—
Russell Global Infrastructure Fund	20,886	5,308	8,424	453	(919)	17,304	512	531

Russell Fund Global Real Estate Securities	7,000	5,836	1,909	496	(956)	10,467	186	321
Russell U.S. Defensive Equity Fund	28,304	1,882	31,316	16,625	(15,183)	312	278	—
Russell U.S. Dynamic Equity Fund	21,241	4,422	12,924	(169)	(2,140)	10,430	944	1,916
Russell U.S. Small Cap Equity Fund	27,652	4,278	8,324	(981)	131	22,756	241	1,746
Select U.S. Equity Fund	31,839	2,426	34,796	696	404	569	668	42

Russell Fund Global Opportunistic Credit	90,947	27,396	29,452	(1,766)	8,633	95,758	3,401	—
Russell Investment Grade Bond Fund	111,597	6,771	45,421	443	(713)	72,677	3,963	166
Russell Strategic Bond Fund	222,767	13,296	107,561	2,293	(57)	130,738	6,610	1,227
Unconstrained Total Return Fund	—	29,514	540	1	87	29,062	2	—
Russell Emerging Markets Fund	27,217	17,300	9,188	(2,149)	4,394	37,574	96	—
Russell Global Equity Fund	42,233	6,777	15,249	2,602	(6,228)	30,135	771	3,330
Select International Equity Fund	41,652	3,554	7,997	(990)	(1,378)	34,841	1,137	—
Russell Multi-Strategy Income Fund	—	59,434	546	(7)	(835)	58,046	427	—
Russell U.S. Cash Management Fund	13,188	60,194	62,602	—	1	10,781	40	—
	$696,442	$258,952	$379,450	$15,426	$(12,722)	$578,648	$19,276	$9,279

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of Investments	$560,529,684
Unrealized Appreciation	$24,877,618
Unrealized Depreciation	(6,759,628)
Net Unrealized Appreciation (Depreciation)	$18,117,990
Undistributed Ordinary Income	$2,085,900
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$26,698,313
Tax Composition of Distributions
Ordinary Income	$15,332,768
Long-Term Capital Gains	$68,706,955

See accompanying notes which are an integral part of the financial statements.

52 Moderate Strategy Fund

Russell Investment Company
Moderate Strategy Fund

Federal Income Taxes, continued

Net investment income and net realized gains (losses) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent differences between book and tax accounting.  These differences may be due to foreign currency gains or losses, reclassifications of dividends and /or differences in treatment of income from swaps.  These adjustments have no impact on the net assets.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$880
Accumulated net realized gain (loss)	(880)
Additional paid-in capital	—

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 53

Russell Investment Company
Balanced Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

Balanced Strategy Fund - Class A‡			Balanced Strategy Fund - Class R5‡‡‡
	Total			Total
	Return			Return
1 Year	(1.48)%		1 Year	4.18%
5 Years	4.86	%§	5 Years	5.94	%§
10 Years	3.28	%§	10 Years	3.70	%§

Balanced Strategy Fund - Class C			Balanced Strategy Fund - Class S
	Total			Total
	Return			Return
1 Year	3.80%		1 Year	4.73%
5 Years	5.33	%§	5 Years	6.34	%§
10 Years	3.11	%§	10 Years	4.13	%§

Balanced Strategy Fund - Class E			Bloomberg Barclays U.S. Aggregate Bond Index**C
	Total			Total
	Return			Return
1 Year	4.38%		1 Year	4.37%
5 Years	6.08	%§	5 Years	2.90	%§
10 Years	3.87	%§	10 Years	4.64	%§

Balanced Strategy Fund - Class R1			Russell 1000® Index***
				Total
	Total			Return
	Return
1 Year	4.70%		1 Year	4.26%
5 Years	6.46	%§	5 Years	13.51	%§
10 Years	4.21	%§	10 Years	6.83	%§
			Russell Developed ex-U.S. Large Cap® Index Net****
Balanced Strategy Fund - Class R4‡‡				Total
	Total			Return
	Return		1 Year	(2.34)%
1 Year	4.46%		5 Years	4.75	%§
5 Years	6.20	%§	10 Years	1.56	%§
10 Years	3.94	%§

54 Balanced Strategy Fund

Russell Investment Company
Balanced Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The Balanced Strategy Fund (the “Fund”) is a fund of funds that	real assets like global real estate investment trusts and global
invests principally in other Russell Investment Company mutual	infrastructure. With interest rates falling, income opportunities
funds (the “Underlying Funds”). The Underlying Funds employ	around the globe continued to shrink and income available from
a multi-manager approach whereby portions of the Underlying	most assets fell.
Funds are allocated to different money managers. Underlying	The U.S. equity market, as measured by the S&P 500® Index,
Fund assets not allocated to money managers are managed by	was up 4.51% over the period but also experienced multiple
Russell Investment Management, LLC (“RIM”), the Fund’s	draw downs. The Fund’s strategic exposure to global equities
and Underlying Funds’ advisor. RIM, as the Underlying Funds’	proved beneficial over the period as emerging markets rallied
advisor, may change the allocation of the Underlying Funds’	and outperformed U.S. equities. By contrast, non-U.S. developed
assets among money managers at any time. An exemptive order	equity was one of the lowest performing portions of the Fund’s
from the Securities and Exchange Commission (“SEC”) permits	exposure as falling commodities and currencies weighed on
RIM to engage or terminate a money manager in an Underlying	returns.
Fund at any time, subject to approval by the Underlying Fund’s
Board, without a shareholder vote. Pursuant to the terms of the	How did the investment strategies and techniques employed
exemptive order, an Underlying Fund is required to notify its	by the Fund and the Underlying Funds affect the Fund’s
shareholders within 90 days of when a money manager begins	performance?
providing services.	The Fund is a fund of funds and its performance is based on RIM’s
What is the Fund’s investment objective?	strategic asset allocations, the performance of the Underlying
The Fund seeks to provide above average long term capital	Funds in which the Fund invests, and tactical changes in the
appreciation and a moderate level of current income.	Fund’s asset allocation throughout the year.
In order to seek to achieve the Fund’s objective during the
How did the Fund perform relative to its benchmark for the	period, RIM’s strategic asset allocation included investments in
fiscal year ended October 31, 2016?	global equity, alternatives and fixed/other income Underlying
For the fiscal year ended October 31, 2016, the Fund’s Class A,	Funds. The Fund’s allocations to Underlying Funds invested in
Class C, Class E, Class R1, Class R4, Class R5 and Class S Shares	high yield bonds and emerging market debt and equity helped
gained 4.56%, 3.80%, 4.38%, 4.70%, 4.46%, 4.18% and 4.73%,	benchmark-relative performance during the period as these areas
respectively. This is compared to the Fund’s primary benchmark,	outperformed the Bloomberg Barclays U.S. Aggregate Bond Index.
the Bloomberg Barclays U.S. Aggregate Bond Index, which gained	However, commodities and non-U.S. developed equities delivered
4.37% during the same period. The Fund’s performance includes	negative returns as measured by the Bloomberg Commodity Index
operating expenses, whereas index returns are unmanaged and do	Total Return and Russell Developed ex-U.S. Large Cap® Index
not include expenses of any kind.	Net, respectively.
For the fiscal year ended October 31, 2016, the Morningstar®	The Fund’s performance relative to the Bloomberg Barclays U.S.
Allocation-50% to 70% Equity Category, a group of funds that	Aggregate Bond Index was helped by strong active management
Morningstar considers to have investment strategies similar to	within the fixed income portion of the portfolio. Underlying Fund
those of the Fund, gained 2.75%. This result serves as a peer	bond issue selection during the period was generally additive to
comparison and is expressed net of operating expenses.	returns as fixed income money managers were able to pick well within credit, avoiding defaults in places like the energy sector
How did the market conditions described in the Market	where trouble occurred with falling energy prices in early 2016.
Summary report affect the Fund’s performance?	As such, an allocation to the Russell Strategic Bond Fund was
The Fund seeks to achieve its objective by investing in Underlying	positive from a benchmark-relative perspective. The Underlying
Funds that provide exposure to a range of diversified investments,	Fund was positively impacted by its overweight to credit and
and most major asset classes invested in by the Underlying Funds	additive currency positioning also helped to drive excess return.
produced positive absolute returns during the period. Markets
during the fiscal year were characterized by higher levels of	By contrast, equity selection and positioning was more difficult,
volatility and dispersion across return sources. Within the fixed/	with allocations to non-U.S. equity Underlying Funds detracting
other income Underlying Funds, exposure to high yield debt	from the Fund’s performance and security selection within
was beneficial as it was one of the best performing asset classes	those Underlying Funds struggling. In addition, overweights
globally. Falling interest rates also helped other fixed income	to European securities in the Select International Equity Fund
assets in the Underlying Funds rally, as well as more rate sensitive	caused the Underlying Fund to struggle as European equities
continued to lag the U.S. equity market.

Balanced Strategy Fund 55

Russell Investment Company
Balanced Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

Describe any changes to the Fund’s structure or allocation	lows and RIM reduced risk exposure to a more defensive stance
to the Underlying Funds.	with the Fund’s equity allocation below strategic weights. RIM’s
RIM has the discretion to vary the Fund’s actual allocation	modifications to the Fund’s asset allocation were additive during
from the target strategic asset allocation by up to +/- 5% at the	the period.
equity, fixed/other income or alternative category level based on	RIM also made strategic asset allocation changes during the
RIM’s capital markets research. In addition to investing in the	period. In September 2016, RIM added further diversity and
Underlying Funds, RIM may seek to actively manage a Fund’s	dynamism to the Fund through the addition of the Russell Multi-
overall exposures by investing in derivatives that RIM believes	Strategy Income Fund and the Unconstrained Total Return Fund
will achieve the desired risk/return profile for the Fund. RIM’s	as Underlying Funds.
asset allocation modifications, implemented through both tactical
changes to Underlying Fund allocations and derivatives-based	The views expressed in this report reflect those of the
exposures, benefited the Fund’s performance relative to the	portfolio managers only through the end of the period
Fund’s target strategic asset allocation.	covered by the report. These views do not necessarily
represent the views of RIM, or any other person in RIM or
RIM adapted the Fund’s asset allocation over the period	any other affiliated organization. These views are subject
as market opportunities and risks evolved. The Fund was	to change at any time based upon market conditions or
defensively positioned in the fourth quarter of 2015, favoring	other events, and RIM disclaims any responsibility to
fixed income over equity. During the first quarter of 2016, equity	update the views contained herein. These views should not
markets declined substantially, and RIM added further risk to	be relied on as investment advice and, because investment
the portfolio by overweighting exposure to high yield credit and	decisions for a Russell Investment Company (“RIC”) Fund
emerging markets equity compared with core bond holdings	are based on numerous factors, should not be relied on as
and cash. Markets subsequently rebounded from the February	an indication of investment decisions of any RIC Fund.

56 Balanced Strategy Fund

Russell Investment Company
Balanced Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

* Assumes initial investment on November 1, 2006.

** The Bloomberg Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

Effective August 24, 2016, the Barclays fixed income benchmark indices, including the Barclays Aggregate family of indices, were renamed the Bloomberg
Barclays family of indices.

*** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

**** Russell Developed ex-U.S. Large Cap® Index (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class R4 Shares on October 1, 2014. The returns shown for Class R4 Shares prior to that date are the returns of the Fund’s Class R2
Shares.

‡‡‡ The Fund first issued Class R5 Shares on October 1, 2014. The returns shown for Class R5 Shares prior to that date are the returns of the Fund’s Class R3
Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

Balanced Strategy Fund 57

Russell Investment Company
Balanced Strategy Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fees; distribution and/or			Performance (5%
service fees; and other Fund expenses. The Example is intended		Actual	return before
to help you understand your ongoing costs (in dollars) of investing	Class A	Performance	expenses)
Beginning Account Value
in the Fund and to compare these costs with the ongoing costs of	May 1, 2016	$1,000.00	$1,000.00
investing in other mutual funds. The Example is based on an	Ending Account Value
investment of $1,000 invested at the beginning of the period and	October 31, 2016	$1,040.20	$1,022.92
held for the entire period indicated, which for this Fund is from	Expenses Paid During Period*	$2.26	$2.24

May 1, 2016 to October 31, 2016.	* Expenses are equal to the Fund's annualized expense ratio of 0.44%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
The information in the table under the heading “Actual	year period). May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2016	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2016	$1,036.00	$1,019.15
	Expenses Paid During Period*	$6.09	$6.04
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 1.19%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/366 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period). May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class E	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2016	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2016	$1,039.30	$1,022.27
of other funds.	Expenses Paid During Period*	$2.92	$2.90

* Expenses are equal to the Fund's annualized expense ratio of 0.57%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

58 Balanced Strategy Fund

Russell Investment Company
Balanced Strategy Fund

Shareholder Expense Example, continued — October 31, 2016 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class R1	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,040.70	$1,023.83
Expenses Paid During Period*	$1.33	$1.32

* Expenses are equal to the Fund's annualized expense ratio of 0.26%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R4	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,039.70	$1,022.57
Expenses Paid During Period*	$2.61	$2.59

* Expenses are equal to the Fund's annualized expense ratio of 0.51%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R5	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,038.30	$1,021.32
Expenses Paid During Period*	$3.89	$3.86

* Expenses are equal to the Fund's annualized expense ratio of 0.76%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,041.30	$1,023.53
Expenses Paid During Period*	$1.64	$1.63

* Expenses are equal to the Fund's annualized expense ratio of 0.32%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Balanced Strategy Fund 59

Russell Investment Company
Balanced Strategy Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)
				Fair
				Value
		Shares		$
Investments in Russell Affiliated Mutual Funds - 96.6%
Alternative - 7.1%
Russell Commodity Strategies Fund Class Y		14,185,463		78,162
Russell Global Infrastructure Fund Class Y		6,345,138		72,525
Russell Global Real Estate Securities Fund Class Y		656,238		23,447
				174,134

Domestic Equities - 22.3%
Russell U.S. Defensive Equity Fund Class Y		987,182		48,589
Russell U.S. Dynamic Equity Fund Class Y		17,089,026		169,694
Russell U.S. Small Cap Equity Fund Class Y		5,167,184		142,666
Select U.S. Equity Fund Class Y		17,248,069		188,349
				549,298

Fixed Income - 36.6%
Russell Global Opportunistic Credit Fund Class Y		24,991,260		242,915
Russell Strategic Bond Fund Class Y		50,609,604		559,742
Unconstrained Total Return Fund Class Y		9,704,835		97,339
				899,996

International Equities - 26.7%
Russell Emerging Markets Fund Class Y		10,171,787		169,564
Russell Global Equity Fund Class Y		23,302,038		243,040
Select International Equity Fund Class Y		28,342,132		243,459
				656,063

Specialty - 3.9%
Russell Multi-Strategy Income Fund Class Y		10,043,440		97,221

Total Investments in Russell Affiliated Mutual Funds
(cost $2,278,149)				2,376,712

Options Purchased - 0.2%
(Number of Contracts)
S&P 500 Index
Nov 2016 2,137.68 Put (19,451)	USD	41,580 (ÿ)		820
Nov 2016 2,147.45 Put (21,990)	USD	47,222 (ÿ)		1,027
Jan 2017 2,137.94 Put (41,675)	USD	89,099 (ÿ)		2,534
Total Options Purchased
(cost $4,648)				4,381

Short-Term Investments - 1.7%
Russell U.S. Cash Management Fund		41,657,171	(8)	41,666
Total Short-Term Investments
(cost $41,659)				41,666

Total Investments 98.5%
(identified cost $2,324,456)				2,422,759

Other Assets and Liabilities, Net - 1.5%				36,880
Net Assets - 100.0%				2,459,639

See accompanying notes which are an integral part of the financial statements.

60 Balanced Strategy Fund

Russell Investment Company
Balanced Strategy Fund

Schedule of Investments, continued — October 31, 2016

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
Amsterdam Index Futures	129	EUR	11,641	11/16	7
CAC40 Euro Index Futures	735	EUR	33,123	11/16	199
DAX Index Futures	117	EUR	31,230	12/16	861
Euro STOXX 50 Index Futures	681	EUR	20,791	12/16	212
FTSE/MIB Index Futures	80	EUR	6,843	12/16	200
IBEX 35 Index Futures	119	EUR	10,861	11/16	434
OMXS 30 Index Futures	515	SEK	74,405	11/16	3
Russell 1000 Mini Index Futures	31	USD	3,639	12/16	(81)
S&P 500 E-Mini Index Futures	541	USD	57,349	12/16	(1,102)
S&P Mid 400 E-Mini Index Futures	32	USD	4,822	12/16	(169)
Short Positions
FTSE 100 Index Futures	111	GBP	7,691	12/16	(358)
Hang Seng Index Futures	8	HKD	9,162	11/16	26
MSCI Emerging Markets Mini Index Futures	204	USD	9,216	12/16	86
MSCI Singapore Index Futures	20	SGD	616	11/16	7
Russell 1000 Mini Index Futures	59	USD	6,926	12/16	135
Russell 2000 Mini Index Futures	14	USD	1,665	12/16	93
S&P 500 E-Mini Index Futures	1,137	USD	120,527	12/16	2,368
S&P Mid 400 E-Mini Index Futures	65	USD	9,794	12/16	309
S&P/TSX 60 Index Futures	254	CAD	44,018	12/16	(1,029)
SPI 200 Index Futures	217	AUD	28,698	12/16	(472)
TOPIX Index Futures	262	JPY	3,654,901	12/16	(1,441)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					288

Options Written
Amounts in thousands (except contract amounts)
		Number of	Strike		Notional	Expiration	Fair Value
	Call/Put	Contracts	Price		Amount	Date	$
S&P 500 Index	Put	38,902	1,900.16	USD	73,920	11/30/16	(127)
S&P 500 Index	Put	43,981	1,908.84	USD	83,953	11/30/16	(158)
S&P 500 Index	Put	83,350	1,900.39	USD	158,398	01/06/17	(999)
Total Liability for Options Written (premiums received $2,373)							(1,284)
Transactions in options written contracts for the period ended October 31, 2016 were as follows:
			Number of		Premiums
			Contracts		Received
Outstanding October 31, 2015			—		$—
Opened			9,742,147		16,421
Closed			(9,449,522)		(7,149)
Expired			(126,392)		(6,899)
Outstanding October 31, 2016			166,233		$2,373

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	10,040	CHF	9,900	12/21/16	(7)
Bank of America	USD	32,112	EUR	29,170	12/21/16	(19)

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 61

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Balanced Strategy Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	6,486	MXN	123,570	12/21/16	17
Bank of America	USD	5,923	RUB	377,700	12/21/16	(39)
Bank of America	USD	464	SEK	3,960	12/21/16	(24)
Bank of America	USD	8,968	ZAR	128,870	12/21/16	495
Bank of America	AUD	32,830	USD	24,870	12/21/16	(72)
Bank of America	CAD	2,310	USD	1,759	12/21/16	36
Bank of America	KRW	30,401,000	USD	27,767	12/21/16	1,200
Bank of Montreal	USD	2,179	AUD	2,865	11/08/16	—
Bank of Montreal	USD	2,819	CAD	3,774	11/08/16	(5)
Bank of Montreal	USD	2,630	CHF	2,600	11/08/16	(2)
Bank of Montreal	USD	9,535	EUR	8,708	11/08/16	26
Bank of Montreal	USD	5,222	GBP	4,291	11/08/16	30
Bank of Montreal	USD	6,476	JPY	679,956	11/08/16	9
Bank of Montreal	AUD	2,937	USD	2,234	11/08/16	1
Bank of Montreal	AUD	2,865	USD	2,177	12/07/16	—
Bank of Montreal	CAD	3,834	USD	2,913	11/08/16	55
Bank of Montreal	CAD	3,774	USD	2,820	12/07/16	5
Bank of Montreal	CHF	2,672	USD	2,747	11/08/16	46
Bank of Montreal	CHF	2,600	USD	2,634	12/07/16	2
Bank of Montreal	EUR	8,993	USD	10,051	11/08/16	178
Bank of Montreal	EUR	8,708	USD	9,546	12/07/16	(26)
Bank of Montreal	GBP	4,400	USD	5,708	11/08/16	320
Bank of Montreal	GBP	4,291	USD	5,226	12/07/16	(30)
Bank of Montreal	JPY	688,661	USD	6,805	11/08/16	236
Bank of Montreal	JPY	679,956	USD	6,482	12/07/16	(10)
BNP Paribas	AUD	2,937	USD	2,236	11/08/16	3
BNP Paribas	AUD	5,494	USD	4,208	12/21/16	34
BNP Paribas	CAD	3,834	USD	2,914	11/08/16	56
BNP Paribas	CAD	1,784	USD	1,381	12/21/16	50
BNP Paribas	CHF	2,672	USD	2,749	11/08/16	49
BNP Paribas	CHF	1,024	USD	1,062	12/21/16	25
BNP Paribas	EUR	8,993	USD	10,064	11/08/16	190
BNP Paribas	EUR	3,968	USD	4,491	12/21/16	125
BNP Paribas	GBP	4,400	USD	5,705	11/08/16	319
BNP Paribas	GBP	566	USD	754	12/21/16	60
BNP Paribas	JPY	688,661	USD	6,812	11/08/16	244
Citigroup	USD	2,179	AUD	2,865	11/08/16	—
Citigroup	USD	2,821	CAD	3,774	11/08/16	(7)
Citigroup	USD	2,630	CHF	2,600	11/08/16	(2)
Citigroup	USD	9,534	EUR	8,708	11/08/16	27
Citigroup	USD	5,223	GBP	4,291	11/08/16	30
Citigroup	USD	6,477	JPY	679,956	11/08/16	8
Citigroup	AUD	2,865	USD	2,178	12/07/16	—
Citigroup	CAD	3,774	USD	2,822	12/07/16	7
Citigroup	CHF	2,600	USD	2,634	12/07/16	2
Citigroup	EUR	8,708	USD	9,546	12/07/16	(27)
Citigroup	GBP	4,291	USD	5,226	12/07/16	(31)
Citigroup	JPY	679,956	USD	6,483	12/07/16	(9)
Commonwealth Bank of Australia	USD	2,179	AUD	2,865	11/08/16	—
Commonwealth Bank of Australia	USD	2,820	CAD	3,774	11/08/16	(6)
Commonwealth Bank of Australia	USD	2,630	CHF	2,600	11/08/16	(2)
Commonwealth Bank of Australia	USD	9,535	EUR	8,708	11/08/16	26
Commonwealth Bank of Australia	USD	5,223	GBP	4,291	11/08/16	29
Commonwealth Bank of Australia	USD	6,478	JPY	679,956	11/08/16	7
Commonwealth Bank of Australia	AUD	2,937	USD	2,236	11/08/16	3
Commonwealth Bank of Australia	AUD	2,865	USD	2,178	12/07/16	—

See accompanying notes which are an integral part of the financial statements.

62 Balanced Strategy Fund

Russell Investment Company
Balanced Strategy Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Commonwealth Bank of Australia	AUD	5,494	USD	4,205	12/21/16	31
Commonwealth Bank of Australia	CAD	3,834	USD	2,915	11/08/16	56
Commonwealth Bank of Australia	CAD	3,774	USD	2,821	12/07/16	7
Commonwealth Bank of Australia	CAD	1,784	USD	1,381	12/21/16	51
Commonwealth Bank of Australia	CHF	2,672	USD	2,749	11/08/16	49
Commonwealth Bank of Australia	CHF	2,600	USD	2,634	12/07/16	2
Commonwealth Bank of Australia	CHF	1,024	USD	1,063	12/21/16	25
Commonwealth Bank of Australia	EUR	8,993	USD	10,058	11/08/16	184
Commonwealth Bank of Australia	EUR	8,708	USD	9,546	12/07/16	(26)
Commonwealth Bank of Australia	EUR	3,968	USD	4,488	12/21/16	123
Commonwealth Bank of Australia	GBP	4,400	USD	5,702	11/08/16	315
Commonwealth Bank of Australia	GBP	4,291	USD	5,226	12/07/16	(29)
Commonwealth Bank of Australia	GBP	566	USD	754	12/21/16	60
Commonwealth Bank of Australia	JPY	688,661	USD	6,810	11/08/16	241
Commonwealth Bank of Australia	JPY	679,956	USD	6,484	12/07/16	(8)
HSBC	USD	2,179	AUD	2,865	11/08/16	—
HSBC	USD	2,820	CAD	3,774	11/08/16	(6)
HSBC	USD	2,630	CHF	2,600	11/08/16	(2)
HSBC	USD	9,535	EUR	8,708	11/08/16	26
HSBC	USD	5,223	GBP	4,291	11/08/16	29
HSBC	USD	6,477	JPY	679,956	11/08/16	8
HSBC	AUD	2,865	USD	2,178	12/07/16	—
HSBC	CAD	3,774	USD	2,821	12/07/16	6
HSBC	CHF	2,600	USD	2,634	12/07/16	2
HSBC	EUR	8,708	USD	9,547	12/07/16	(26)
HSBC	GBP	4,291	USD	5,226	12/07/16	(29)
HSBC	JPY	679,956	USD	6,483	12/07/16	(9)
National Australia Bank	AUD	5,494	USD	4,207	12/21/16	33
National Australia Bank	CAD	1,784	USD	1,381	12/21/16	50
National Australia Bank	CHF	1,024	USD	1,062	12/21/16	24
National Australia Bank	EUR	3,968	USD	4,493	12/21/16	128
National Australia Bank	GBP	566	USD	754	12/21/16	60
Royal Bank of Canada	AUD	5,494	USD	4,211	12/21/16	37
Royal Bank of Canada	CAD	1,784	USD	1,382	12/21/16	52
Royal Bank of Canada	CHF	1,024	USD	1,062	12/21/16	24
Royal Bank of Canada	EUR	3,968	USD	4,489	12/21/16	123
Royal Bank of Canada	GBP	566	USD	755	12/21/16	61
Standard Chartered	USD	6,991	GBP	5,740	12/21/16	43
Standard Chartered	USD	2,967	INR	200,150	12/21/16	13
Standard Chartered	CNY	80,940	USD	11,917	12/21/16	24
Standard Chartered	TWD	358,000	USD	11,500	12/21/16	152
State Street	USD	218	AUD	285	11/08/16	(1)
State Street	USD	181	CAD	238	11/08/16	(4)
State Street	USD	294	CHF	285	11/08/16	(6)
State Street	USD	1,281	EUR	1,140	11/08/16	(29)
State Street	USD	564	GBP	439	11/08/16	(27)
State Street	USD	4,386	HKD	34,014	11/08/16	—
State Street	USD	343	JPY	34,820	11/08/16	(11)
State Street	USD	36	SEK	310	11/08/16	(2)
State Street	USD	4,139	SEK	37,277	11/08/16	(11)
State Street	USD	7	SGD	10	11/08/16	—
State Street	USD	1,458	SGD	2,030	11/08/16	1
State Street	CNY	229,000	USD	34,072	12/21/16	423
State Street	HKD	475	USD	61	11/08/16	—
State Street	HKD	33,539	USD	4,327	11/08/16	2
State Street	HKD	34,014	USD	4,387	12/07/16	—

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 63

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Balanced Strategy Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount	Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
State Street	HKD	9,310	USD	1,201	12/21/16	1
State Street	JPY	163,480	USD	1,614	12/21/16	52
State Street	SEK	37,587	USD	4,368	11/08/16	206
State Street	SEK	37,277	USD	4,145	12/07/16	11
State Street	SEK	9,980	USD	1,190	12/21/16	83
State Street	SGD	2,040	USD	1,496	11/08/16	29
State Street	SGD	2,030	USD	1,458	12/07/16	(1)
State Street	SGD	610	USD	453	12/21/16	14
UBS	AUD	2,937	USD	2,236	11/08/16	3
UBS	CAD	3,834	USD	2,914	11/08/16	56
UBS	CHF	2,672	USD	2,745	11/08/16	45
UBS	EUR	8,993	USD	10,049	11/08/16	176
UBS	GBP	4,400	USD	5,704	11/08/16	316
UBS	JPY	688,661	USD	6,806	11/08/16	238
Westpac	AUD	5,494	USD	4,206	12/21/16	32
Westpac	CAD	1,784	USD	1,381	12/21/16	50
Westpac	CHF	1,024	USD	1,062	12/21/16	24
Westpac	EUR	3,968	USD	4,489	12/21/16	124
Westpac	GBP	566	USD	754	12/21/16	60
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						7,390

Total Return Swap Contracts (*)
Amounts in thousands
			Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty		Amount		Date	$
Dow Jones U.S. Real Estate Total Return Index	Bank of America		USD	14,019	03/07/17	984
Total Fair Value of Open Total Return Swap Contracts Premiums Paid (Received) - $— (å)						984

(*) Total return swaps (which includes index swaps) are agreements between counterparties to exchange cash flows, one based on a market-linked returns of an individual asset or a basket of assets (i.e. an index), and the other on a fixed or floating rate. The floating rate is based on the 3
Month LIBOR rate plus a fee of 0.075%.

Credit Default Swap Contracts

Amounts in thousands
Credit Indices
				Fund (Pays)/
				Receives	Termination	Fair Value
Reference Entity	Counterparty	Notional Amount		Fixed Rate	Date	$
CDX Emerging Markets Index	Bank of America	USD	62,700	(1.000%)	12/20/21	4,057
CDX NA High Yield Index	Bank of America	USD	154,600	5.000%	12/20/21	6,107
Total Fair Value on Open Credit Indices Premiums Paid (Received) - $9,729						10,164

See accompanying notes which are an integral part of the financial statements.

64 Balanced Strategy Fund

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Balanced Strategy Fund

Schedule of Investments, continued — October 31, 2016

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Investments in Russell Affiliated Mutual
Funds	$2,376,712	$—	$—	$—	$2,376,712	96.6
Options Purchased	—	4,381	—	—	4,381	0.2
Short-Term Investments	—	—	—	41,666	41,666	1.7
Total Investments	2,376,712	4,381	—	41,666	2,422,759	98.5
Other Assets and Liabilities, Net						1.5
						100.0
Other Financial Instruments
Assets
Futures Contracts	4,940	—	—	—	4,940	0.2
Foreign Currency Exchange Contracts	—	7,935	—	—	7,935	0.3
Total Return Swap Contracts	—	984	—	—	984	—*
Credit Default Swap Contracts	—	10,164	—	—	10,164	0.4
'
Liabilities
Futures Contracts	(4,652)	—	—	—	(4,652)	(0.2)
Options Written	—	(1,284)	—	—	(1,284)	(0.1)
Foreign Currency Exchange Contracts	—	(545)	—	—	(545)	(—)*
Total Other Financial Instruments**	$288	$17,254	$—	$—	$17,542

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 65

Russell Investment Company
Balanced Strategy Fund

Fair Value of Derivative Instruments — October 31, 2016

Amounts in thousands

			Foreign
	Equity	Credit	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*	$4,381	$—	$—
Unrealized appreciation on foreign currency exchange contracts	—	—	7,935
Variation margin on futures contracts**	4,940	—	—
Total return swap contracts, at fair value	984	—	—
Credit default swap contracts, at fair value	—	10,164	—
Total	$10,305	$10,164	$7,935

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts**	$4,652	$—	$—
Unrealized depreciation on foreign currency exchange contracts	—	—	545
Options written, at fair value	1,284	—	—
Total	$5,936	$—	$545
			Foreign
	Equity	Credit	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments***	$7,775	$—	$—
Futures contracts	(5,187)	—	—
Options written	937	—	—
Total return swap contracts	(5,746)	—	—
Credit default swap contracts	—	5,180	—
Foreign currency-related transactions****	—	—	(1,894)
Total	$(2,221)	$5,180	$(1,894)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments*****	$(267)	$—	$—
Futures contracts	(1,609)	—	—
Options written	1,089	—	—
Total return swap contracts	3,905	—	—
Credit default swap contracts	—	435	—
Foreign currency-related transactions******	—	—	6,801
Total	$3,118	$435	$6,801

* Fair value of purchased options.
** Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
*** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
**** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***** Includes net unrealized gain (loss) on purchased options as reported in the Schedule of Investments.
****** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

66 Balanced Strategy Fund

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Balanced Strategy Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2016

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Options Purchased Contracts	Investments, at fair value	$4,381	$ — $	4,381
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	7,935	—	7,935
Futures Contracts	Variation margin on futures contracts	313	—	313
Total Return Swap Contracts	Total return swap contracts, at fair value	984	—	984
Credit Default Swap Contracts	Credit default swap contracts, at fair value	10,164	—	10,164
Total Financial and Derivative Assets		23,777	—	23,777
Financial and Derivative Assets not subject to a netting agreement		(10,476)	—	(10,476)
Total Financial and Derivative Assets subject to a netting agreement		$13,301	$ — $	13,301

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$6,292	$1,316	$3,490	$1,486
Bank of Montreal	909	74	—	835
BNP Paribas	1,155	—	—	1,155
Citigroup	73	73	—	—
Commonwealth Bank of Australia	1,209	72	—	1,137
HSBC	72	72	—	—
JPMorgan Chase	820	127	—	693
National Australia Bank	295	—	—	295
Royal Bank of Canada	297	—	—	297
Standard Chartered	232	—	—	232
State Street	823	92	—	731
UBS	834	—	—	834
Westpac	290	—	—	290
Total	$13,301	$1,826	$3,490	$7,985

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 67

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Balanced Strategy Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2016

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$1,184	$ — $	1,184
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	545	—	545
Options Written Contracts	Options written, at fair value	1,284	—	1,284
Total Financial and Derivative Liabilities		3,013	—	3,013
Financial and Derivative Liabilities not subject to a netting agreement		(1,184)	—	(1,184)
Total Financial and Derivative Liabilities subject to a netting agreement		$1,829	$ — $	1,829

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^ Net Amount
Bank of America	$1,316	$1,316	$	— $	—
Bank of Montreal	74	74		—	—
Citigroup	75	73		—	2
Commonwealth Bank of Australia	72	72		—	—
HSBC	73	72		—	1
JPMorgan Chase	127	127		—	—
State Street	92	92		—	—
Total	$1,829	$1,826	$	— $	3

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

68 Balanced Strategy Fund

Russell Investment Company
Balanced Strategy Fund

Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$2,324,456
Investments, at fair value(>)	2,422,759
Cash (restricted)(a)(b)	36,450
Unrealized appreciation on foreign currency exchange contracts	7,935
Receivables:
Dividends from affiliated Russell funds	20
Investments sold	7,211
Fund shares sold	1,099
Variation margin on futures contracts	313
Total return swap contracts, at fair value(8)	984
Credit default swap contracts, at fair value(+)	10,164
Total assets	2,486,935

Liabilities
Payables:
Due to custodian	1,087
Due to broker (c)	13,769
Investments purchased	3,660
Fund shares redeemed	4,202
Accrued fees to affiliates	1,401
Other accrued expenses	164
Variation margin on futures contracts	1,184
Unrealized depreciation on foreign currency exchange contracts	545
Options written, at fair value(x)	1,284
Total liabilities	27,296

Net Assets	$2,459,639

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 69

Russell Investment Company
Balanced Strategy Fund

Statement of Assets and Liabilities, continued — October 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$3,454
Accumulated net realized gain (loss)	96,597
Unrealized appreciation (depreciation) on:
Investments	98,303
Futures contracts	288
Options written	1,089
Total return swap contracts	984
Credit default swap contracts	435
Foreign currency-related transactions	7,390
Shares of beneficial interest	2,164
Additional paid-in capital	2,248,935
Net Assets	$2,459,639

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$11.41
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$12.11
Class A — Net assets	$808,160,493
Class A — Shares outstanding ($.01 par value)	70,826,770
Net asset value per share: Class C(#)	$11.22
Class C — Net assets	$910,761,729
Class C — Shares outstanding ($.01 par value)	81,188,699
Net asset value per share: Class E(#)	$11.47
Class E — Net assets	$23,707,863
Class E — Shares outstanding ($.01 par value)	2,067,497
Net asset value per share: Class R1(#)	$11.54
Class R1 — Net assets	$124,090,636
Class R1 — Shares outstanding ($.01 par value)	10,754,204
Net asset value per share: Class R4(#)	$11.44
Class R4 — Net assets	$115,400,233
Class R4 — Shares outstanding ($.01 par value)	10,085,434
Net asset value per share: Class R5(#)	$11.47
Class R5 — Net assets	$73,055,098
Class R5 — Shares outstanding ($.01 par value)	6,371,505
Net asset value per share: Class S(#)	$11.54
Class S — Net assets	$404,463,441
Class S — Shares outstanding ($.01 par value)	35,062,256
Amounts in thousands
(>) Investments in affiliated Russell funds	$2,418,378
(8) Total return swap contracts – premiums paid (received)	$—
(+) Credit default swap contracts - premiums paid (received)	$9,729
(x) Premiums received on options written	$2,373

(a) Cash Collateral for Futures	$25,600
(b) Cash Collateral for Swaps	$10,850
(c) Due to Broker for Swaps	$13,769
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

70 Balanced Strategy Fund

Russell Investment Company
Balanced Strategy Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Income distributions from affiliated Russell funds	$71,351

Expenses
Advisory fees	5,271
Administrative fees	1,120
Custodian fees (1)	20
Distribution fees - Class A	2,097
Distribution fees - Class C	7,375
Distribution fees - Class R5	204
Transfer agent fees - Class A	1,677
Transfer agent fees - Class C	1,967
Transfer agent fees - Class E	55
Transfer agent fees - Class R1	302
Transfer agent fees - Class R4	264
Transfer agent fees - Class R5	163
Transfer agent fees - Class S	843
Professional fees	97
Registration fees	144
Shareholder servicing fees - Class C	2,458
Shareholder servicing fees - Class E	68
Shareholder servicing fees - Class R4	330
Shareholder servicing fees - Class R5	204
Trustees’ fees	88
Printing fees	283
Miscellaneous	49
Expenses before reductions	25,079
Expense reductions	(6,560)
Net expenses	18,519
Net investment income (loss)	52,832

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	57,968
Futures contracts	(5,187)
Options written	937
Total return swap contracts	(5,746)
Credit default swap contracts	5,180
Foreign currency-related transactions	(1,897)
Capital gain distributions from Underlying Funds	63,313
Net realized gain (loss)	114,568
Net change in unrealized appreciation (depreciation) on:
Investments	(81,001)
Futures contracts	(1,609)
Options written	1,089
Total return swap contracts	3,905
Credit default swap contracts	435
Foreign currency-related transactions	6,801
Net change in unrealized appreciation (depreciation)	(70,380)
Net realized and unrealized gain (loss)	44,188
Net Increase (Decrease) in Net Assets from Operations	$97,020

(1) Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 8 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 71

Russell Investment Company
Balanced Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$52,832	$83,674
Net realized gain (loss)	114,568	214,460
Net change in unrealized appreciation (depreciation)	(70,380)	(310,897)
Net increase (decrease) in net assets from operations	97,020	(12,763)

Distributions
From net investment income
Class A	(19,536)	(27,056)
Class C	(16,534)	(24,672)
Class E	(654)	(1,511)
Class R1	(4,092)	(7,007)
Class R4	(3,065)	(5,009)
Class R5	(1,657)	(3,183)
Class S	(10,331)	(15,364)
From net realized gain
Class A	(64,986)	—
Class C	(78,692)	—
Class E	(2,454)	—
Class R1	(13,573)	—
Class R4	(10,810)	—
Class R5	(6,598)	—
Class S	(33,009)	—
Net decrease in net assets from distributions	(265,991)	(83,802)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(343,648)	(489,691)
Total Net Increase (Decrease) in Net Assets	(512,619)	(586,256)

Net Assets
Beginning of period	2,972,258	3,558,514
End of period	$2,459,639	$2,972,258
Undistributed (overdistributed) net investment income included in net assets	$3,454	$3,290

See accompanying notes which are an integral part of the financial statements.

72 Balanced Strategy Fund

Russell Investment Company
Balanced Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	4,512	$50,186	5,840	$71,827
Proceeds from reinvestment of distributions	7,696	83,491	2,181	26,745
Payments for shares redeemed	(16,733)	(185,377)	(17,883)	(218,947)
Net increase (decrease)	(4,525)	(51,700)	(9,862)	(120,375)
Class C
Proceeds from shares sold	5,536	60,370	9,415	114,123
Proceeds from reinvestment of distributions	8,878	94,675	2,023	24,485
Payments for shares redeemed	(24,801)	(270,937)	(22,027)	(266,650)
Net increase (decrease)	(10,387)	(115,892)	(10,589)	(128,042)
Class E
Proceeds from shares sold	225	2,508	443	5,481
Proceeds from reinvestment of distributions	281	3,061	121	1,497
Payments for shares redeemed	(1,505)	(16,702)	(2,644)	(32,647)
Net increase (decrease)	(999)	(11,133)	(2,080)	(25,669)
Class R1
Proceeds from shares sold	2,239	25,025	3,580	44,545
Proceeds from reinvestment of distributions	1,612	17,662	566	7,007
Payments for shares redeemed	(9,577)	(106,218)	(8,831)	(108,883)
Net increase (decrease)	(5,726)	(63,531)	(4,685)	(57,331)
Class R4
Proceeds from shares sold	936	10,414	1,336	16,501
Proceeds from reinvestment of distributions	1,276	13,875	407	5,004
Payments for shares redeemed	(4,844)	(53,911)	(5,610)	(69,422)
Net increase (decrease)	(2,632)	(29,622)	(3,867)	(47,917)
Class R5
Proceeds from shares sold	927	10,234	1,069	13,204
Proceeds from reinvestment of distributions	758	8,255	258	3,183
Payments for shares redeemed	(3,689)	(41,337)	(4,527)	(55,905)
Net increase (decrease)	(2,004)	(22,848)	(3,200)	(39,518)
Class S
Proceeds from shares sold	6,405	71,543	7,550	93,912
Proceeds from reinvestment of distributions	3,911	42,872	1,218	15,086
Payments for shares redeemed	(14,582)	(163,337)	(14,575)	(179,837)
Net increase (decrease)	(4,266)	(48,922)	(5,807)	(70,839)
Total increase (decrease)	(30,539)	$(343,648)	(40,090)	$(489,691)

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 73

Russell Investment Company
Balanced Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2016	12.07	.25	.23	.48	(.26)	(.88)
October 31, 2015	12.43	.34	(.37)	(.03)	(.33)	—
October 31, 2014	11.89	.21	.53	.74	(.20)	—
October 31, 2013	10.78	.22	1.10	1.32	(.21)	—
October 31, 2012	10.20	.22	.57	.79	(.21)	—

Class C
October 31, 2016	11.89	.16	.23	.39	(.18)	(.88)
October 31, 2015	12.26	.24	(.36)	(.12)	(.25)	—
October 31, 2014	11.76	.12	.52	.64	(.14)	—
October 31, 2013	10.69	.14	1.09	1.23	(.16)	—
October 31, 2012	10.11	.14	.58	.72	(.14)	—

Class E
October 31, 2016	12.13	.26	.21	.47	(.25)	(.88)
October 31, 2015	12.48	.36	(.40)	(.04)	(.31)	—
October 31, 2014	11.94	.22	.52	.74	(.20)	—
October 31, 2013	10.82	.25	1.08	1.33	(.21)	—
October 31, 2012	10.23	.22	.58	.80	(.21)	—

Class R1
October 31, 2016	12.20	.30	.20	.50	(.28)	(.88)
October 31, 2015	12.55	.38	(.37)	.01	(.36)	—
October 31, 2014	12.00	.27	.52	.79	(.24)	—
October 31, 2013	10.86	.27	1.12	1.39	(.25)	—
October 31, 2012	10.28	.25	.59	.84	(.26)	—

Class R4(1)
October 31, 2016	12.10	.25	.22	.47	(.25)	(.88)
October 31, 2015	12.46	.35	(.38)	(.03)	(.33)	—
October 31, 2014	11.92	.24	.51	.75	(.21)	—
October 31, 2013	10.80	.24	1.11	1.35	(.23)	—
October 31, 2012	10.21	.23	.59	.82	(.23)	—

Class R5(2)
October 31, 2016	12.13	.22	.22	.44	(.22)	(.88)
October 31, 2015	12.48	.33	(.39)	(.06)	(.29)	—
October 31, 2014	11.94	.22	.51	.73	(.19)	—
October 31, 2013	10.83	.23	1.08	1.31	(.20)	—
October 31, 2012	10.23	.24	.56	.80	(.20)	—

Class S
October 31, 2016	12.19	.27	.24	.51	(.28)	(.88)
October 31, 2015	12.55	.36	(.37)	(.01)	(.35)	—
October 31, 2014	12.00	.25	.52	.77	(.22)	—
October 31, 2013	10.87	.25	1.12	1.37	(.24)	—
October 31, 2012	10.28	.24	.59	.83	(.24)	—

See accompanying notes which are an integral part of the financial statements.

74 Balanced Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(1.14)	11.41	4.56	808,160.72		.44	2.24	16
(.33)	12.07	(.31)	909,827.72		.48	2.75	35
(.20)	12.43	6.30	1,058,976.72		.56	1.74	19
(.21)	11.89	12.47	1,093,788.71		.57	1.99	11
(.21)	10.78	7.94	1,068,990.70		.56	2.07	20

(1.06)	11.22	3.80	910,762	1.47	1.19	1.47	16
(.25)	11.89	(1.05)	1,089,189	1.47	1.23	1.95	35
(.14)	12.26	5.51	1,252,253	1.47	1.31	.98	19
(.16)	11.76	11.60	1,300,173	1.46	1.32	1.22	11
(.14)	10.69	7.22	1,283,125	1.45	1.31	1.32	20

(1.13)	11.47	4.38	23,708.72		.57	2.35	16
(.31)	12.13	(.32)	37,184.72		.56	2.93	35
(.20)	12.48	6.26	64,210.72		.56	1.81	19
(.21)	11.94	12.50	88,974.71		.57	2.22	11
(.21)	10.82	7.98	129,301.70		.56	2.16	20

(1.16)	11.54	4.70	124,091.47		.26	2.68	16
(.36)	12.20	.04	200,991.47		.23	3.03	35
(.24)	12.55	6.63	265,650.47		.17	2.24	19
(.25)	12.00	13.00	306,020.46		.17	2.36	11
(.26)	10.86	8.36	279,572.45		.14	2.34	20

(1.13)	11.44	4.46	115,400.72		.51	2.25	16
(.33)	12.10	(.31)	153,931.72		.48	2.86	35
(.21)	12.46	6.39	206,600.72		.42	1.99	19
(.23)	11.92	12.67	276,656.71		.42	2.15	11
(.23)	10.80	8.23	267,734.70		.39	2.24	20

(1.10)	11.47	4.18	73,055.97		.76	2.00	16
(.29)	12.13	(.48)	101,555.97		.73	2.71	35
(.19)	12.48	6.17	144,430.97		.67	1.82	19
(.20)	11.94	12.32	212,516.96		.67	2.01	11
(.20)	10.83	7.95	261,491.95		.64	2.34	20

(1.16)	11.54	4.73	404,463.47		.32	2.43	16
(.35)	12.19	(.13)	479,581.47		.31	2.93	35
(.22)	12.55	6.52	566,395.47		.31	2.03	19
(.24)	12.00	12.77	614,376.46		.32	2.20	11
(.24)	10.87	8.26	548,418.45		.31	2.30	20

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 75

Russell Investment Company
Balanced Strategy Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Advisory fees	$63,707
Administration fees	90,000
Distribution fees	780,278
Shareholder servicing fees	242,623
Transfer agent fees	214,766
Trustee fees	9,787
$1,401,161

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:

	Fair Value,					Change in
	Beginning of		Realized Gain			Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)		Gain (Loss)	of Period	Distributions	Distributions
Russell Commodity Strategies Fund	$63,902	$26,132	$9,769	$(1,962	) $	(141)	$ 78,162	$—	$—
Russell Global Infrastructure Fund	118,176	6,011	52,053	5,328		(4,937)	72,525	2,986	3,007
Russell Global Real Estate Securities
Fund	29,788	2,169	6,610	2,682		(4,582)	23,447	788	1,371
Russell U.S. Defensive Equity Fund	211,423	2,304	174,103	65,343		(56,378)	48,589	2,280	—
Russell U.S. Dynamic Equity Fund	212,054	28,820	46,707	(4,402)		(20,071)	169,694	9,523	19,112
Russell U.S. Small Cap Equity Fund	177,488	12,915	41,878	(4,348)		(1,511)	142,666	1,549	11,206
Select U.S. Equity Fund	234,357	6,150	54,957	(1,641)		4,440	188,349	5,743	307
Russell Global Opportunistic Credit
Fund	266,655	28,340	68,282	(3,467)		19,669	242,915	8,902	—
Russell Strategic Bond Fund	820,265	29,745	296,539	4,130		2,141	559,742	24,510	4,561
Unconstrained Total Return Fund	—	99,626	2,582	4		291	97,339	6	—
Russell Emerging Markets Fund	168,590	27,051	39,940	(8,349)		22,212	169,564	595	—
Russell Global Equity Fund	301,305	29,443	61,404	2,348		(28,652)	243,040	5,500	23,749
Select International Equity Fund	296,878	8,250	44,394	(5,452)		(11,823)	243,459	8,073	—
Russell Multi-Strategy Income Fund	—	100,341	1,699	(22)		(1,399)	97,221	721	—
Russell U.S. Cash Management Fund	50,457	322,352	331,151	1		7	41,666	175	—
	$2,951,338	$729,649	$1,232,068	$50,193		$(80,734)	$2,418,378	$71,351	$63,313

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of Investments	$2,342,654,179
Unrealized Appreciation	$135,961,939
Unrealized Depreciation	(55,856,897)
Net Unrealized Appreciation (Depreciation)	$80,105,042
Undistributed Ordinary Income	$11,468,244
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$118,132,636
Tax Composition of Distributions
Ordinary Income	$55,869,465
Long-Term Capital Gains	$210,121,787

See accompanying notes which are an integral part of the financial statements.

76 Balanced Strategy Fund

Russell Investment Company
Balanced Strategy Fund

Federal Income Taxes, continued

Net investment income and net realized gains (losses) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent differences between book and tax accounting.  These differences may be due to foreign currency gains or losses, reclassifications of dividends and /or differences in treatment of income from swaps.  These adjustments have no impact on the net assets.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$3,201
Accumulated net realized gain (loss)	(3,201)
Additional paid-in capital	—

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 77

Russell Investment Company
Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

Growth Strategy Fund - Class A‡			Growth Strategy Fund - Class R5‡‡‡
	Total			Total
	Return			Return
1 Year	(2.43)%		1 Year	3.37%
5 Years	5.14	%§	5 Years	6.24	%§
10 Years	2.60	%§	10 Years	3.02	%§

Growth Strategy Fund - Class C			Growth Strategy Fund - Class S
	Total			Total
	Return			Return
1 Year	2.78%		1 Year	3.72%
5 Years	5.58	%§	5 Years	6.65	%§
			10 Years	3.46	%§
10 Years	2.43	%§

			Bloomberg Barclays U.S. Aggregate Bond Index**C
Growth Strategy Fund - Class E
				Total
	Total			Return
	Return		1 Year	4.37%
1 Year	3.48%		5 Years	2.90	%§
5 Years	6.38	%§	10 Years	4.64	%§
10 Years	3.21	%§
			Russell 1000® Index***
Growth Strategy Fund - Class R1				Total
	Total			Return
	Return		1 Year	4.26%
1 Year	3.77%		5 Years	13.51	%§
5 Years	6.77	%§	10 Years	6.83	%§
10 Years	3.53	%§
			Russell Developed ex-U.S. Large Cap® Index Net****
Growth Strategy Fund - Class R4‡‡				Total
				Return
	Total		1 Year	(2.34)%
	Return
1 Year	3.53%		5 Years	4.75	%§
5 Years	6.49	%§	10 Years	1.56	%§
10 Years	3.28	%§

78 Growth Strategy Fund

Russell Investment Company
Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The Growth Strategy Fund (the “Fund”) is a fund of funds that	infrastructure. With interest rates falling, income opportunities
invests principally in other Russell Investment Company mutual	around the globe continued to shrink and income available from
funds (the “Underlying Funds”). The Underlying Funds employ	most assets fell.
a multi-manager approach whereby portions of the Underlying	The U.S. equity market, as measured by the S&P 500® Index,
Funds are allocated to different money managers. Underlying	was up 4.51% over the period but also experienced multiple
Fund assets not allocated to money managers are managed by	draw downs. The Fund’s strategic exposure to global equities
Russell Investment Management, LLC (“RIM”), the Fund’s	proved beneficial over the period as emerging markets rallied
and Underlying Funds’ advisor. RIM, as the Underlying Funds’	and outperformed U.S. equities. By contrast, non-U.S. developed
advisor, may change the allocation of the Underlying Funds’	equity was one of the lowest performing portions of the Fund’s
assets among money managers at any time. An exemptive order	exposure as falling commodities and currencies weighed on
from the Securities and Exchange Commission (“SEC”) permits	returns.
RIM to engage or terminate a money manager in an Underlying
Fund at any time, subject to approval by the Underlying Fund’s	How did the investment strategies and techniques employed
Board, without a shareholder vote. Pursuant to the terms of the	by the Fund and the Underlying Funds affect the Fund’s
exemptive order, an Underlying Fund is required to notify its	performance?
shareholders within 90 days of when a money manager begins	The Fund is a fund of funds and its performance is based on RIM’s
providing services.	strategic asset allocations, the performance of the Underlying
What is the Fund’s investment objective?	Funds in which the Fund invests, and tactical changes in the
The Fund seeks to provide high long term capital appreciation,	Fund’s asset allocation throughout the year.
and as a secondary objective, current income.	In order to seek to achieve the Fund’s objective during the period,
RIM’s strategic asset allocation included investments in global
How did the Fund perform relative to its benchmark for the	equity, alternative and fixed/other income Underlying Funds. The
fiscal year ended October 31, 2016?	Fund’s diverse asset allocation partially hindered performance
For the fiscal year ended October 31, 2016, the Fund’s Class A,	during the period as certain of these exposures underperformed
Class C, Class E, Class R1, Class R4, Class R5 and Class S Shares	the Russell 1000® Index. While areas like high yield bonds, as
gained 3.50%, 2.78%, 3.48%, 3.77%, 3.53%, 3.37% and 3.72%,	measured by the BofA Merrill Lynch Global High Yield Index
respectively. This is compared to the Fund’s primary benchmark,	Hedged USD, outperformed the Russell 1000® Index, areas like
the Russell 1000® Index, which gained 4.26% during the same	commodities and non-U.S. developed equities delivered negative
period. The Fund’s performance includes operating expenses,	returns as measured by the Bloomberg Commodity Index Total
whereas index returns are unmanaged and do not include	Return and Russell Developed ex-U.S. Large Cap® Index Net,
expenses of any kind.	respectively.
For the fiscal year ended October 31, 2016, the Morningstar®	The Fund’s underperformance relative to the Russell 1000®
Allocation-70% to 85% Equity Category, a group of funds that	Index was partially offset by strong active management within
Morningstar considers to have investment strategies similar to	the fixed income portion of the Fund’s portfolio. Underlying Fund
those of the Fund, gained 2.43%. This result serves as a peer	bond issue selection during the period was generally additive to
comparison and is expressed net of operating expenses.	returns as fixed income money managers were able to pick well within credit, avoiding defaults in places like the energy sector
How did the market conditions described in the Market	where trouble occurred with falling energy prices in early 2016.
Summary report affect the Fund’s performance?	As such, an allocation to the Russell Strategic Bond Fund was
The Fund seeks to achieve its objective by investing in Underlying	positive from a benchmark-relative perspective. The Underlying
Funds that provide exposure to a range of diversified investments,	Fund was positively impacted by its overweight to credit and
and most major asset classes invested in by the Underlying Funds	additive currency positioning also helped to drive excess return.
produced positive absolute returns during the period. Markets
during the fiscal year were characterized by higher levels of	By contrast, equity selection and positioning was more difficult,
volatility and dispersion across return sources. Within the fixed/	with allocations to non-U.S. equity Underlying Funds detracting
other income Underlying Funds, exposure to high yield debt	from the Fund’s performance and security selection within
was beneficial as it was one of the best performing asset classes	those Underlying Funds struggling. In addition, overweights
globally. Falling interest rates also helped other fixed income	to European securities in the Select International Equity Fund
assets in the Underlying Funds rally, as well as more rate sensitive	caused the Underlying Fund to struggle as European equities
real assets like global real estate investment trusts and global	continued to lag the U.S. equity market.

Growth Strategy Fund 79

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Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

Describe any changes to the Fund’s structure or allocation	lows and RIM reduced risk exposure to a more defensive stance
to the Underlying Funds.	with the Fund’s equity allocation below strategic weights. RIM’s
RIM has the discretion to vary the Fund’s actual allocation	modifications to the Fund’s asset allocation were additive during
from the target strategic asset allocation by up to +/- 5% at the	the period.
equity, fixed/other income or alternative category level based on	RIM also made strategic asset allocation changes during the
RIM’s capital markets research. In addition to investing in the	period. In September 2016, RIM added further diversity and
Underlying Funds, RIM may seek to actively manage a Fund’s	dynamism to the Fund through the addition of the Unconstrained
overall exposures by investing in derivatives that RIM believes	Total Return Fund as an Underlying Fund.
will achieve the desired risk/return profile for the Fund. RIM’s
asset allocation modifications, implemented through both tactical	The views expressed in this report reflect those of the
changes to Underlying Fund allocations and derivatives-based	portfolio managers only through the end of the period
exposures, benefited the Fund’s performance relative to the	covered by the report. These views do not necessarily
Fund’s target strategic asset allocation.	represent the views of RIM, or any other person in RIM or
any other affiliated organization. These views are subject
RIM adapted the Fund’s asset allocation over the period	to change at any time based upon market conditions or
as market opportunities and risks evolved. The Fund was	other events, and RIM disclaims any responsibility to
defensively positioned in the fourth quarter of 2015, favoring	update the views contained herein. These views should not
fixed income over equity. During the first quarter of 2016, equity	be relied on as investment advice and, because investment
markets declined substantially, and RIM added further risk to	decisions for a Russell Investment Company (“RIC”) Fund
the portfolio by overweighting exposure to high yield credit and	are based on numerous factors, should not be relied on as
emerging markets equity compared with core bond holdings	an indication of investment decisions of any RIC Fund.
and cash. Markets subsequently rebounded from the February

80 Growth Strategy Fund

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Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

* Assumes initial investment on November 1, 2006.

** The Bloomberg Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

Effective August 24, 2016, the Barclays fixed income benchmark indices, including the Barclays Aggregate family of indices, were renamed the Bloomberg
Barclays family of indices.

*** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

**** Russell Developed ex-U.S. Large Cap® Index (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class R4 Shares on October 1, 2014. The returns shown for Class R4 Shares prior to that date are the returns of the Fund’s Class R2
Shares.

‡‡‡ The Fund first issued Class R5 Shares on October 1, 2014. The returns shown for Class R5 Shares prior to that date are the returns of the Fund’s Class R3
Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

Growth Strategy Fund 81

Russell Investment Company
Growth Strategy Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fees; distribution and/or			Performance (5%
service fees; and other Fund expenses. The Example is intended		Actual	return before
to help you understand your ongoing costs (in dollars) of investing	Class A	Performance	expenses)
Beginning Account Value
in the Fund and to compare these costs with the ongoing costs of	May 1, 2016	$1,000.00	$1,000.00
investing in other mutual funds. The Example is based on an	Ending Account Value
investment of $1,000 invested at the beginning of the period and	October 31, 2016	$1,039.30	$1,022.27
held for the entire period indicated, which for this Fund is from	Expenses Paid During Period*	$2.92	$2.90

May 1, 2016 to October 31, 2016.	* Expenses are equal to the Fund's annualized expense ratio of 0.57%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
The information in the table under the heading “Actual	year period). May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2016	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2016	$1,036.00	$1,018.50
	Expenses Paid During Period*	$6.76	$6.70
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 1.32%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/366 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period). May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class E	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2016	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2016	$1,040.10	$1,022.27
of other funds.	Expenses Paid During Period*	$2.92	$2.90

* Expenses are equal to the Fund's annualized expense ratio of 0.57%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

82 Growth Strategy Fund

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Growth Strategy Fund

Shareholder Expense Example, continued — October 31, 2016 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class R1	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,041.30	$1,023.78
Expenses Paid During Period*	$1.39	$1.37

* Expenses are equal to the Fund's annualized expense ratio of 0.27%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R4	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,040.30	$1,022.52
Expenses Paid During Period*	$2.67	$2.64

* Expenses are equal to the Fund's annualized expense ratio of 0.52%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R5	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,039.00	$1,021.27
Expenses Paid During Period*	$3.95	$3.91

* Expenses are equal to the Fund's annualized expense ratio of 0.77%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,041.10	$1,023.53
Expenses Paid During Period*	$1.64	$1.63

* Expenses are equal to the Fund's annualized expense ratio of 0.32%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Growth Strategy Fund 83

Russell Investment Company
Growth Strategy Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)
				Fair
				Value
		Shares		$
Investments in Russell Affiliated Mutual Funds - 96.9%
Alternative - 8.8%
Russell Commodity Strategies Fund Class Y		8,489,779		46,779
Russell Global Infrastructure Fund Class Y		4,125,574		47,155
Russell Global Real Estate Securities Fund Class Y		1,284,827		45,907
				139,841

Domestic Equities - 32.5%
Russell U.S. Defensive Equity Fund Class Y		1,604,676		78,982
Russell U.S. Dynamic Equity Fund Class Y		12,692,896		126,040
Russell U.S. Small Cap Equity Fund Class Y		5,054,365		139,551
Select U.S. Equity Fund Class Y		15,924,832		173,900
				518,473

Fixed Income - 21.8%
Russell Global Opportunistic Credit Fund Class Y		13,003,070		126,390
Russell Strategic Bond Fund Class Y		14,306,762		158,232
Unconstrained Total Return Fund Class Y		6,326,806		63,458
				348,080

International Equities - 33.8%
Russell Emerging Markets Fund Class Y		8,503,121		141,747
Russell Global Equity Fund Class Y		18,211,244		189,943
Select International Equity Fund Class Y		24,008,947		206,237
				537,927

Total Investments in Russell Affiliated Mutual Funds
(cost $1,502,244)				1,544,321

Options Purchased - 0.2%
(Number of Contracts)
S&P 500 Index
Nov 2016 2,137.68 Put (17,135)	USD	36,629 (ÿ)		722
Nov 2016 2,143.18 Put (19,078)	USD	40,888 (ÿ)		852
Jan 2017 2,137.94 Put (34,730)	USD	74,251 (ÿ)		2,112
Total Options Purchased
(cost $3,965)				3,686

Short-Term Investments - 1.4%
Russell U.S. Cash Management Fund		21,941,254	(8)	21,946
Total Short-Term Investments
(cost $21,944)				21,946

Total Investments 98.5%
(identified cost $1,528,153)				1,569,953

Other Assets and Liabilities, Net - 1.5%				23,982
Net Assets - 100.0%				1,593,935

See accompanying notes which are an integral part of the financial statements.

84 Growth Strategy Fund

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Growth Strategy Fund

Schedule of Investments, continued — October 31, 2016

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
Amsterdam Index Futures	114	EUR	10,287	11/16	6
CAC40 Euro Index Futures	650	EUR	29,292	11/16	176
DAX Index Futures	103	EUR	27,493	12/16	758
Euro STOXX 50 Index Futures	523	EUR	15,967	12/16	253
FTSE/MIB Index Futures	71	EUR	6,073	12/16	178
IBEX 35 Index Futures	105	EUR	9,583	11/16	383
OMXS30 Index Futures	454	SEK	65,592	11/16	2
Russell 1000 Mini Index Futures	22	USD	2,583	12/16	(51)
Russell 2000 Mini Index Futures	11	USD	1,308	12/16	(68)
S&P 500 E-Mini Index Futures	379	USD	40,176	12/16	(750)
S&P Mid 400 E-Mini Index Futures	24	USD	3,616	12/16	(106)
Short Positions
FTSE 100 Index Futures	64	GBP	4,435	12/16	(204)
Hang Seng Index Futures	4	HKD	4,581	11/16	12
MSCI Emerging Markets Mini Index Futures	115	USD	5,195	12/16	(38)
MSCI Singapore Index Futures	7	SGD	216	11/16	3
Russell 1000 Mini Index Futures	54	USD	6,339	12/16	124
S&P 500 E-Mini Index Futures	1,037	USD	109,927	12/16	2,114
S&P Mid 400 E-Mini Index Futures	59	USD	8,890	12/16	268
S&P/TSX 60 Index Futures	173	CAD	29,981	12/16	(701)
SPI 200 Index Futures	197	AUD	26,053	12/16	(428)
TOPIX Index Futures	132	JPY	1,841,400	12/16	(733)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					1,198

Options Written
Amounts in thousands (except contract amounts)
		Number of	Strike		Notional	Expiration	Fair Value
	Call/Put	Contracts	Price		Amount	Date	$
S&P 500 Index	Put	34,270	1,900.16	USD	65,118	11/30/16	(111)
S&P 500 Index	Put	38,156	1,905.05	USD	72,689	11/30/16	(131)
S&P 500 Index	Put	69,460	1,900.39	USD	132,001	01/06/17	(833)
Total Liability for Options Written (premiums received $2,016)							(1,075)
Transactions in options written contracts for the period ended October 31, 2016 were as follows:
			Number of		Premiums
			Contracts		Received
Outstanding October 31, 2015			—		$—
Opened			8,192,695		13,780
Closed			(7,948,251)		(6,260)
Expired			(102,558)		(5,504)
Outstanding October 31, 2016			141,886		$2,016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	7,028	CHF	6,930	12/21/16	(5)
Bank of America	USD	13,552	EUR	12,310	12/21/16	(8)

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 85

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Growth Strategy Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	20,044	JPY	2,083,900	12/21/16	(133)
Bank of America	USD	2,993	MXN	57,030	12/21/16	8
Bank of America	USD	2,961	RUB	188,850	12/21/16	(19)
Bank of America	USD	4,484	ZAR	64,440	12/21/16	248
Bank of America	AUD	48,550	USD	36,779	12/21/16	(107)
Bank of America	CAD	1,540	USD	1,172	12/21/16	24
Bank of America	GBP	840	USD	1,093	12/21/16	63
Bank of America	KRW	25,987,000	USD	23,735	12/21/16	1,027
Bank of Montreal	USD	1,345	AUD	1,769	11/08/16	—
Bank of Montreal	USD	1,741	CAD	2,331	11/08/16	(3)
Bank of Montreal	USD	1,624	CHF	1,606	11/08/16	(1)
Bank of Montreal	USD	5,888	EUR	5,377	11/08/16	16
Bank of Montreal	USD	3,225	GBP	2,650	11/08/16	19
Bank of Montreal	USD	3,999	JPY	419,879	11/08/16	6
Bank of Montreal	AUD	1,788	USD	1,360	11/08/16	1
Bank of Montreal	AUD	1,769	USD	1,344	12/07/16	—
Bank of Montreal	CAD	2,334	USD	1,774	11/08/16	33
Bank of Montreal	CAD	2,331	USD	1,741	12/07/16	3
Bank of Montreal	CHF	1,627	USD	1,672	11/08/16	28
Bank of Montreal	CHF	1,606	USD	1,627	12/07/16	1
Bank of Montreal	EUR	5,475	USD	6,120	11/08/16	108
Bank of Montreal	EUR	5,377	USD	5,895	12/07/16	(16)
Bank of Montreal	GBP	2,679	USD	3,475	11/08/16	195
Bank of Montreal	GBP	2,650	USD	3,227	12/07/16	(18)
Bank of Montreal	JPY	419,277	USD	4,143	11/08/16	143
Bank of Montreal	JPY	419,879	USD	4,003	12/07/16	(6)
BNP Paribas	USD	74	CAD	95	12/21/16	(3)
BNP Paribas	AUD	1,788	USD	1,362	11/08/16	2
BNP Paribas	AUD	5,075	USD	3,887	12/21/16	31
BNP Paribas	CAD	2,334	USD	1,774	11/08/16	34
BNP Paribas	CHF	1,627	USD	1,674	11/08/16	30
BNP Paribas	EUR	5,475	USD	6,127	11/08/16	116
BNP Paribas	EUR	1,543	USD	1,746	12/21/16	49
BNP Paribas	GBP	2,679	USD	3,474	11/08/16	193
BNP Paribas	GBP	1,300	USD	1,732	12/21/16	139
BNP Paribas	HKD	583	USD	75	12/21/16	—
BNP Paribas	JPY	419,277	USD	4,147	11/08/16	149
BNP Paribas	JPY	320,158	USD	3,160	12/21/16	101
BNP Paribas	SEK	1,193	USD	142	12/21/16	10
BNP Paribas	SGD	50	USD	37	12/21/16	1
Citigroup	USD	1,346	AUD	1,769	11/08/16	—
Citigroup	USD	1,742	CAD	2,331	11/08/16	(4)
Citigroup	USD	1,624	CHF	1,606	11/08/16	(1)
Citigroup	USD	5,888	EUR	5,377	11/08/16	16
Citigroup	USD	3,225	GBP	2,650	11/08/16	18
Citigroup	USD	4,000	JPY	419,879	11/08/16	5
Citigroup	AUD	1,769	USD	1,345	12/07/16	—
Citigroup	CAD	2,331	USD	1,742	12/07/16	4
Citigroup	CHF	1,606	USD	1,627	12/07/16	1
Citigroup	EUR	5,377	USD	5,895	12/07/16	(17)
Citigroup	GBP	2,650	USD	3,227	12/07/16	(18)
Citigroup	JPY	419,879	USD	4,003	12/07/16	(5)
Commonwealth Bank of Australia	USD	1,346	AUD	1,769	11/08/16	—
Commonwealth Bank of Australia	USD	1,742	CAD	2,331	11/08/16	(4)
Commonwealth Bank of Australia	USD	1,624	CHF	1,606	11/08/16	(1)
Commonwealth Bank of Australia	USD	5,888	EUR	5,377	11/08/16	16

See accompanying notes which are an integral part of the financial statements.

86 Growth Strategy Fund

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Growth Strategy Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Commonwealth Bank of Australia	USD	3,226	GBP	2,650	11/08/16	18
Commonwealth Bank of Australia	USD	4,000	JPY	419,879	11/08/16	4
Commonwealth Bank of Australia	AUD	1,788	USD	1,361	11/08/16	2
Commonwealth Bank of Australia	AUD	1,769	USD	1,345	12/07/16	—
Commonwealth Bank of Australia	CAD	2,334	USD	1,775	11/08/16	34
Commonwealth Bank of Australia	CAD	2,331	USD	1,742	12/07/16	4
Commonwealth Bank of Australia	CHF	1,627	USD	1,674	11/08/16	30
Commonwealth Bank of Australia	CHF	1,606	USD	1,627	12/07/16	1
Commonwealth Bank of Australia	EUR	5,475	USD	6,124	11/08/16	112
Commonwealth Bank of Australia	EUR	5,377	USD	5,895	12/07/16	(16)
Commonwealth Bank of Australia	GBP	2,679	USD	3,472	11/08/16	192
Commonwealth Bank of Australia	GBP	2,650	USD	3,227	12/07/16	(18)
Commonwealth Bank of Australia	JPY	419,277	USD	4,146	11/08/16	147
Commonwealth Bank of Australia	JPY	419,879	USD	4,004	12/07/16	(5)
HSBC	USD	1,346	AUD	1,769	11/08/16	—
HSBC	USD	1,741	CAD	2,331	11/08/16	(4)
HSBC	USD	1,624	CHF	1,606	11/08/16	(1)
HSBC	USD	5,888	EUR	5,377	11/08/16	16
HSBC	USD	3,225	GBP	2,650	11/08/16	18
HSBC	USD	3,999	JPY	419,879	11/08/16	5
HSBC	AUD	1,769	USD	1,345	12/07/16	—
HSBC	CAD	2,331	USD	1,742	12/07/16	4
HSBC	CHF	1,606	USD	1,627	12/07/16	1
HSBC	EUR	5,377	USD	5,895	12/07/16	(16)
HSBC	GBP	2,650	USD	3,227	12/07/16	(18)
HSBC	JPY	419,879	USD	4,003	12/07/16	(6)
National Australia Bank	USD	74	CAD	95	12/21/16	(3)
National Australia Bank	AUD	5,075	USD	3,886	12/21/16	30
National Australia Bank	EUR	1,543	USD	1,746	12/21/16	49
National Australia Bank	GBP	1,300	USD	1,732	12/21/16	139
National Australia Bank	HKD	583	USD	75	12/21/16	—
National Australia Bank	JPY	320,158	USD	3,162	12/21/16	103
National Australia Bank	SEK	1,193	USD	142	12/21/16	10
National Australia Bank	SGD	50	USD	37	12/21/16	1
Royal Bank of Canada	USD	74	CAD	95	12/21/16	(3)
Royal Bank of Canada	AUD	5,075	USD	3,890	12/21/16	34
Royal Bank of Canada	EUR	1,543	USD	1,745	12/21/16	48
Royal Bank of Canada	GBP	1,300	USD	1,734	12/21/16	141
Royal Bank of Canada	HKD	583	USD	75	12/21/16	—
Royal Bank of Canada	JPY	320,158	USD	3,162	12/21/16	103
Royal Bank of Canada	SEK	1,193	USD	142	12/21/16	10
Royal Bank of Canada	SGD	50	USD	37	12/21/16	1
Standard Chartered	USD	10,999	GBP	9,030	12/21/16	67
Standard Chartered	CNY	37,100	USD	5,462	12/21/16	11
Standard Chartered	TWD	264,000	USD	8,481	12/21/16	112
State Street	USD	57	AUD	74	11/08/16	—
State Street	USD	11	CAD	15	11/08/16	—
State Street	USD	86	CHF	83	11/08/16	(2)
State Street	USD	440	EUR	392	11/08/16	(10)
State Street	USD	152	GBP	118	11/08/16	(7)
State Street	USD	2,709	HKD	21,004	11/08/16	—
State Street	USD	2,556	SEK	23,019	11/08/16	(7)
State Street	USD	900	SGD	1,253	11/08/16	1
State Street	CNY	177,000	USD	26,335	12/21/16	327
State Street	HKD	584	USD	75	11/08/16	—
State Street	HKD	20,420	USD	2,634	11/08/16	1

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
State Street	HKD	21,004	USD	2,709	12/07/16	—
State Street	JPY	2,405	USD	24	11/08/16	1
State Street	SEK	135	USD	16	11/08/16	1
State Street	SEK	22,884	USD	2,660	11/08/16	125
State Street	SEK	23,019	USD	2,559	12/07/16	7
State Street	SGD	11	USD	8	11/08/16	—
State Street	SGD	1,242	USD	911	11/08/16	18
State Street	SGD	1,253	USD	900	12/07/16	(1)
UBS	AUD	1,788	USD	1,361	11/08/16	2
UBS	CAD	2,334	USD	1,774	11/08/16	34
UBS	CHF	1,627	USD	1,671	11/08/16	27
UBS	EUR	5,475	USD	6,118	11/08/16	107
UBS	GBP	2,679	USD	3,473	11/08/16	193
UBS	JPY	419,277	USD	4,144	11/08/16	145
Westpac	USD	74	CAD	95	12/21/16	(3)
Westpac	AUD	5,075	USD	3,885	12/21/16	29
Westpac	EUR	1,543	USD	1,745	12/21/16	48
Westpac	GBP	1,300	USD	1,731	12/21/16	138
Westpac	HKD	583	USD	75	12/21/16	—
Westpac	JPY	320,158	USD	3,160	12/21/16	101
Westpac	SEK	1,193	USD	142	12/21/16	10
Westpac	SGD	50	USD	37	12/21/16	1
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						5,112

Total Return Swap Contracts (*)
Amounts in thousands
		Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Amount		Date	$
Dow Jones U.S. Real Estate Total Return Index	Bank of America	USD	35,753	03/07/17	2,510
Total Fair Value of Open Total Return Swap Contracts Premiums Paid (Received) - $— (å)					2,510

(*) Total return swaps (which includes index swaps) are agreements between counterparties to exchange cash flows, one based on a market-linked returns of an individual asset or a basket of assets (i.e. an index), and the other on a fixed or floating rate. The floating rate fees were based on 3
Month LIBOR rate plus a fee of 0.075%.

Credit Default Swap Contracts

Amounts in thousands
Credit Indices
				Fund (Pays)/
				Receives	Termination	Fair Value
Reference Entity	Counterparty	Notional Amount		Fixed Rate	Date	$
CDX NA High Yield Index	Bank of America	USD	67,500	5.000%	12/20/21	2,666
Total Fair Value on Open Credit Indices Premiums Paid (Received) - $2,386						2,666

See accompanying notes which are an integral part of the financial statements.

88 Growth Strategy Fund

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Schedule of Investments, continued — October 31, 2016

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Investments in Russell Affiliated Mutual
Funds	$1,544,321	$—	$—	$—	$1,544,321	96.9
Options Purchased	—	3,686	—	—	3,686	0.2
Short-Term Investments	—	—	—	21,946	21,946	1.4
Total Investments	1,544,321	3,686	—	21,946	1,569,953	98.5
Other Assets and Liabilities, Net						1.5
						100.0
Other Financial Instruments
Assets
Futures Contracts	4,277	—	—	—	4,277	0.3
Foreign Currency Exchange Contracts	—	5,601	—	—	5,601	0.4
Total Return Swap Contracts	—	2,510	—	—	2,510	0.2
Credit Default Swap Contracts	—	2,666	—	—	2,666	0.2
'
Liabilities
Futures Contracts	(3,079)	—	—	—	(3,079)	(0.2)
Options Written	—	(1,075)	—	—	(1,075)	(0.1)
Foreign Currency Exchange Contracts	—	(489)	—	—	(489)	(—)*
Total Other Financial Instruments**	$1,198	$9,213	$—	$—	$10,411

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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Fair Value of Derivative Instruments — October 31, 2016

Amounts in thousands

			Foreign
	Equity	Credit	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*	$3,686	$—	$—
Unrealized appreciation on foreign currency exchange contracts	—	—	5,601
Variation margin on futures contracts**	4,277	—	—
Total return swap contracts, at fair value	2,510	—	—
Credit default swap contracts, at fair value	—	2,666	—
Total	$10,473	$2,666	$5,601

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts**	$3,079	$—	$—
Unrealized depreciation on foreign currency exchange contracts	—	—	489
Options written, at fair value	1,075	—	—
Total	$4,154	$—	$489
			Foreign
	Equity	Credit	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments***	$6,764	$—	$—
Futures contracts	1,156	—	—
Options written	389	—	—
Total return swap contracts	(12,588)	—	—
Credit default swap contracts	—	(97)	—
Foreign currency-related transactions****	—	—	(1,303)
Total	$(4,279)	$(97)	$(1,303)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments*****	$(279)	$—	$—
Futures contracts	(3,685)	—	—
Options written	941	—	—
Total return swap contracts	8,002	—	—
Credit default swap contracts	—	280	—
Foreign currency-related transactions******	—	—	4,750
Total	$4,979	$280	$4,750

* Fair value of purchased options.
** Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
*** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
**** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***** Includes net unrealized gain (loss) on purchased options as reported in the Schedule of Investments.
****** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

90 Growth Strategy Fund

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Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2016

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
				Gross	Net Amounts
			Amounts		of Assets
			Gross	Offset in the	Presented in
			Amounts of	Statement of	the Statement
			Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets		Assets	Liabilities	Liabilities
Options Purchased Contracts	Investments, at fair value		$3,686	$—	$3,686
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts		5,601	—	5,601
Futures Contracts	Variation margin on futures contracts		266	—	266
Total Return Swap Contracts	Total return swap contracts, at fair value		2,510	—	2,510
Credit Default Swap Contracts	Credit default swap contracts, at fair value		2,666	—	2,666
Total Financial and Derivative Assets			14,729	—	14,729
Financial and Derivative Assets not subject to a netting agreement			(2,932)	—	(2,932)
Total Financial and Derivative Assets subject to a netting agreement			$11,797	$—	$11,797

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
			Gross Amounts Not Offset in
			the Statement of Assets and
			Liabilities

		Net Amounts
		of Assets
		Presented in
		the Statement	Financial and
		of Assets and	Derivative	Collateral
Counterparty		Liabilities	Instruments	Received^	Net Amount
Bank of America		$6,841	$1,233	$4,980	$628
Bank of Montreal		554	46	—	508
BNP Paribas		855	3	—	852
Citigroup		45	45	—	—
Commonwealth Bank of Australia		560	44	—	516
HSBC		44	44	—	—
JPMorgan Chase		722	111	—	611
National Australia Bank		332	3	—	329
Royal Bank of Canada		337	3	—	334
Standard Chartered		190	—	—	190
State Street		482	27	—	455
UBS		508	—	—	508
Westpac		327	3	—	324
Total		$11,797	$1,562	$4,980	$5,255

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 91

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Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2016

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
				Gross	Net Amounts
				Amounts	of Liabilities
			Gross	Offset in the	Presented in
			Amounts of	Statement of	the Statement
			Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities		Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts		$975	$ — $	975
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts		489	—	489
Options Written Contracts	Options written, at fair value		1,075	—	1,075
Total Financial and Derivative Liabilities			2,539	—	2,539
Financial and Derivative Liabilities not subject to a netting agreement			(975)	—	(975)
Total Financial and Derivative Liabilities subject to a netting agreement			$1,564	$ — $	1,564

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
			Gross Amounts Not Offset in
			the Statement of Assets and
			Liabilities

		Net Amounts
		of Liabilities
		Presented in
		the Statement	Financial and
		of Assets and	Derivative	Collateral
Counterparty		Liabilities	Instruments	Pledged^	Net Amount
Bank of America		$1,233	$1,233	$ — $	—
Bank of Montreal		46	46	—	—
BNP Paribas		3	3	—	—
Citigroup		46	45	—	1
Commonwealth Bank of Australia		44	44	—	—
HSBC		45	44	—	1
JPMorgan Chase		111	111	—	—
National Australia Bank		3	3	—	—
Royal Bank of Canada		3	3	—	—
State Street		27	27	—	—
Westpac		3	3	—	—
Total		$1,564	$1,562	$ — $	2

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

92 Growth Strategy Fund

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Growth Strategy Fund

Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$1,528,153
Investments, at fair value(>)	1,569,953
Cash (restricted)(a)(b)	25,000
Unrealized appreciation on foreign currency exchange contracts	5,601
Receivables:
Dividends from affiliated Russell funds	9
Investments sold	3,379
Fund shares sold	899
Variation margin on futures contracts	266
Total return swap contracts, at fair value(8)	2,510
Credit default swap contracts, at fair value(+)	2,666
Total assets	1,610,283
Liabilities
Payables:
Due to custodian	959
Due to broker(c)	7,719
Investments purchased	3,050
Fund shares redeemed	947
Accrued fees to affiliates	1,012
Other accrued expenses	122
Variation margin on futures contracts	975
Unrealized depreciation on foreign currency exchange contracts	489
Options written, at fair value(x)	1,075
Total liabilities	16,348

Net Assets	$1,593,935

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 93

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Statement of Assets and Liabilities, continued — October 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$5,678
Accumulated net realized gain (loss)	33,717
Unrealized appreciation (depreciation) on:
Investments	41,800
Futures contracts	1,198
Options written	941
Total return swap contracts	2,510
Credit default swap contracts	280
Foreign currency-related transactions	5,112
Shares of beneficial interest	1,352
Additional paid-in capital	1,501,347
Net Assets	$1,593,935

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$11.88
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$12.60
Class A — Net assets	$583,887,786
Class A — Shares outstanding ($.01 par value)	49,130,789
Net asset value per share: Class C(#)	$11.54
Class C — Net assets	$554,254,726
Class C — Shares outstanding ($.01 par value)	48,013,499
Net asset value per share: Class E(#)	$11.93
Class E — Net assets	$21,217,116
Class E — Shares outstanding ($.01 par value)	1,778,038
Net asset value per share: Class R1(#)	$12.02
Class R1 — Net assets	$76,969,280
Class R1 — Shares outstanding ($.01 par value)	6,406,012
Net asset value per share: Class R4(#)	$11.92
Class R4 — Net assets	$84,535,309
Class R4 — Shares outstanding ($.01 par value)	7,089,221
Net asset value per share: Class R5(#)	$11.93
Class R5 — Net assets	$54,899,335
Class R5 — Shares outstanding ($.01 par value)	4,601,322
Net asset value per share: Class S(#)	$12.02
Class S — Net assets	$218,171,778
Class S — Shares outstanding ($.01 par value)	18,157,968
Amounts in thousands
(x) Premiums received on options written	$2,016
(+) Credit default swap contracts - premiums paid (received)	$2,386
(>) Investments in affiliated Russell funds	$1,566,267
(8) Total return swap contracts - premiums paid (received)	$—

(a) Cash Collateral for Futures	$20,700
(b) Cash Collateral for Swaps	$4,300
(c) Due to Broker for Swaps	$7,719

(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

94 Growth Strategy Fund

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Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Income distributions from affiliated Russell funds	$40,968

Expenses
Advisory fees	3,383
Administrative fees	719
Custodian fees (1)	37
Distribution fees - Class A	1,522
Distribution fees - Class C	4,436
Distribution fees - Class R5	144
Transfer agent fees - Class A	1,218
Transfer agent fees - Class C	1,183
Transfer agent fees - Class E	44
Transfer agent fees - Class R1	168
Transfer agent fees - Class R4	188
Transfer agent fees - Class R5	115
Transfer agent fees - Class S	467
Professional fees	73
Registration fees	121
Shareholder servicing fees - Class C	1,479
Shareholder servicing fees - Class E	55
Shareholder servicing fees - Class R4	235
Shareholder servicing fees - Class R5	144
Trustees’ fees	56
Printing fees	196
Miscellaneous	32
Expenses before reductions	16,015
Expense reductions	(2,745)
Net expenses	13,270
Net investment income (loss)	27,698

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	12,669
Futures contracts	1,156
Options written	389
Total return swap contracts	(12,588)
Credit default swap contracts	(97)
Foreign currency-related transactions	(1,305)
Capital gain distributions from Underlying Funds	49,154
Net realized gain (loss)	49,378
Net change in unrealized appreciation (depreciation) on:
Investments	(40,158)
Futures contracts	(3,685)
Options written	941
Total return swap contracts	8,002
Credit default swap contracts	280
Foreign currency-related transactions	4,750
Net change in unrealized appreciation (depreciation)	(29,870)
Net realized and unrealized gain (loss)	19,508
Net Increase (Decrease) in Net Assets from Operations	$47,206

(1) Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 8 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 95

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Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$27,698	$48,823
Net realized gain (loss)	49,378	165,194
Net change in unrealized appreciation (depreciation)	(29,870)	(246,185)
Net increase (decrease) in net assets from operations	47,206	(32,168)

Distributions
From net investment income
Class A	(10,831)	(15,921)
Class C	(6,672)	(13,333)
Class E	(402)	(1,026)
Class R1	(1,744)	(3,046)
Class R4	(1,737)	(3,089)
Class R5	(913)	(1,791)
Class S	(4,740)	(7,269)
In excess
Class A	—	(1,608)
Class C	—	(1,347)
Class E	—	(104)
Class R1	—	(307)
Class R4	—	(312)
Class R5	—	(181)
Class S	—	(734)
Net decrease in net assets from distributions	(27,039)	(50,068)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(314,636)	(311,093)
Total Net Increase (Decrease) in Net Assets	(294,469)	(393,329)

Net Assets
Beginning of period	1,888,404	2,281,733
End of period	$1,593,935	$1,888,404
Undistributed (overdistributed) net investment income included in net assets	$5,678	$5,132

See accompanying notes which are an integral part of the financial statements.

96 Growth Strategy Fund

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Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	2,440	$27,663	4,192	$50,206
Proceeds from reinvestment of distributions	946	10,783	1,456	17,454
Payments for shares redeemed	(11,157)	(127,604)	(11,284)	(134,983)
Net increase (decrease)	(7,771)	(89,158)	(5,636)	(67,323)
Class C
Proceeds from shares sold	3,280	36,157	5,813	67,853
Proceeds from reinvestment of distributions	599	6,614	1,246	14,566
Payments for shares redeemed	(13,306)	(147,933)	(13,887)	(161,705)
Net increase (decrease)	(9,427)	(105,162)	(6,828)	(79,286)
Class E
Proceeds from shares sold	208	2,362	461	5,566
Proceeds from reinvestment of distributions	35	398	93	1,124
Payments for shares redeemed	(670)	(7,487)	(2,524)	(30,334)
Net increase (decrease)	(427)	(4,727)	(1,970)	(23,644)
Class R1
Proceeds from shares sold	1,224	14,117	1,497	18,136
Proceeds from reinvestment of distributions	151	1,742	277	3,353
Payments for shares redeemed	(3,405)	(39,322)	(5,558)	(67,070)
Net increase (decrease)	(2,030)	(23,463)	(3,784)	(45,581)
Class R4
Proceeds from shares sold	626	7,132	813	9,759
Proceeds from reinvestment of distributions	152	1,736	283	3,401
Payments for shares redeemed	(3,151)	(36,290)	(3,837)	(46,192)
Net increase (decrease)	(2,373)	(27,422)	(2,741)	(33,032)
Class R5
Proceeds from shares sold	622	7,074	593	7,106
Proceeds from reinvestment of distributions	80	913	164	1,972
Payments for shares redeemed	(1,535)	(17,463)	(3,044)	(36,588)
Net increase (decrease)	(833)	(9,476)	(2,287)	(27,510)
Class S
Proceeds from shares sold	3,097	35,740	4,632	56,042
Proceeds from reinvestment of distributions	407	4,689	654	7,914
Payments for shares redeemed	(8,295)	(95,657)	(8,195)	(98,673)
Net increase (decrease)	(4,791)	(55,228)	(2,909)	(34,717)
Total increase (decrease)	(27,652)	$(314,636)	(26,155)	$(311,093)

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 97

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Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	$
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	Distributions in
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Excess
Class A
October 31, 2016	11.68	.21	.19	.40	(.20)	—
October 31, 2015	12.14	.30	(.48)	(.18)	(.25)	(.03)
October 31, 2014	11.60	.23	.52	.75	(.21)	—
October 31, 2013	10.11	.17	1.48	1.65	(.16)	—
October 31, 2012	9.56	.17	.55	.72	(.17)	—

Class C
October 31, 2016	11.36	.11	.19	.30	(.12)	—
October 31, 2015	11.85	.20	(.46)	(.26)	(.21)	(.02)
October 31, 2014	11.36	.13	.52	.65	(.16)	—
October 31, 2013	9.93	.08	1.46	1.54	(.11)	—
October 31, 2012	9.41	.10	.53	.63	(.11)	—

Class E
October 31, 2016	11.73	.23	.17	.40	(.20)	—
October 31, 2015	12.19	.35	(.53)	(.18)	(.25)	(.03)
October 31, 2014	11.64	.24	.52	.76	(.21)	—
October 31, 2013	10.15	.18	1.47	1.65	(.16)	—
October 31, 2012	9.59	.18	.54	.72	(.16)	—

Class R1
October 31, 2016	11.81	.26	.18	.44	(.23)	—
October 31, 2015	12.27	.36	(.50)	(.14)	(.29)	(.03)
October 31, 2014	11.72	.29	.52	.81	(.26)	—
October 31, 2013	10.21	.20	1.50	1.70	(.19)	—
October 31, 2012	9.65	.21	.56	.77	(.21)	—

Class R4(1)
October 31, 2016	11.72	.23	.17	.40	(.20)	—
October 31, 2015	12.18	.33	(.50)	(.17)	(.26)	(.03)
October 31, 2014	11.64	.26	.50	.76	(.22)	—
October 31, 2013	10.14	.19	1.48	1.67	(.17)	—
October 31, 2012	9.59	.19	.54	.73	(.18)	—

Class R5(2)
October 31, 2016	11.73	.19	.19	.38	(.18)	—
October 31, 2015	12.19	.31	(.50)	(.19)	(.25)	(.02)
October 31, 2014	11.65	.24	.49	.73	(.19)	—
October 31, 2013	10.16	.17	1.47	1.64	(.15)	—
October 31, 2012	9.59	.20	.52	.72	(.15)	—

Class S
October 31, 2016	11.81	.25	.19	.44	(.23)	—
October 31, 2015	12.27	.34	(.49)	(.15)	(.28)	(.03)
October 31, 2014	11.72	.26	.53	.79	(.24)	—
October 31, 2013	10.21	.19	1.50	1.69	(.18)	—
October 31, 2012	9.65	.20	.55	.75	(.19)	—

See accompanying notes which are an integral part of the financial statements.

98 Growth Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(.20)	11.88	3.50	583,888.72		.57	1.85	14
(.28)	11.68	(1.50)	664,817.72		.56	2.51	39
(.21)	12.14	6.52	759,361.72		.56	1.91	22
(.16)	11.60	16.55	768,352.71		.57	1.53	11
(.17)	10.11	7.64	713,412.70		.56	1.79	23

(.12)	11.54	2.69	554,255	1.47	1.32	1.04	14
(.23)	11.36	(2.31)	652,242	1.47	1.31	1.68	39
(.16)	11.85	5.77	761,495	1.47	1.31	1.12	22
(.11)	11.36	15.62	763,893	1.46	1.32	.76	11
(.11)	9.93	6.84	704,704	1.45	1.31	1.05	23

(.20)	11.93	3.48	21,217.72		.57	1.96	14
(.28)	11.73	(1.51)	25,868.72		.56	2.89	39
(.21)	12.19	6.57	50,878.72		.56	2.04	22
(.16)	11.64	16.47	69,531.71		.57	1.67	11
(.16)	10.15	7.69	95,667.70		.56	1.87	23

(.23)	12.02	3.86	76,969.47		.27	2.24	14
(.32)	11.81	(1.15)	99,618.47		.23	2.96	39
(.26)	12.27	6.95	149,940.47		.17	2.43	22
(.19)	11.72	16.93	166,211.46		.17	1.87	11
(.21)	10.21	8.15	143,252.45		.14	2.08	23

(.20)	11.92	3.53	84,535.72		.52	1.97	14
(.29)	11.72	(1.42)	110,916.72		.48	2.72	39
(.22)	12.18	6.63	148,650.72		.42	2.19	22
(.17)	11.64	16.73	199,046.71		.42	1.74	11
(.18)	10.14	7.81	200,007.70		.39	1.97	23

(.18)	11.93	3.28	54,899.97		.77	1.69	14
(.27)	11.73	(1.71)	63,731.97		.73	2.60	39
(.19)	12.19	6.37	94,141.97		.67	2.01	22
(.15)	11.65	16.37	135,920.96		.67	1.57	11
(.15)	10.16	7.65	171,237.95		.64	2.03	23

(.23)	12.02	3.81	218,172.47		.32	2.20	14
(.31)	11.81	(1.23)	271,012.47		.31	2.81	39
(.24)	12.27	6.81	317,268.47		.31	2.16	22
(.18)	11.72	16.80	304,251.46		.32	1.71	11
(.19)	10.21	7.96	258,600.45		.31	2.01	23

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 99

Russell Investment Company
Growth Strategy Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:

Advisory fees	$34,134
Administration fees	58,200
Distribution fees	495,108
Shareholder servicing fees	153,800
Transfer agent fees	264,556
Trustee fees	5,991
$1,011,789

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:

	Fair Value,					Change in
	Beginning of		Realized Gain			Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)		Gain (Loss)	of Period	Distributions	Distributions
Russell Commodity Strategies Fund	$54,010	$360	$6,084	$(4,750	) $	3,243	$46,779	$—	$—
Russell Global Infrastructure Fund	93,545	4,594	51,029	5,373		(5,328)	47,155	2,146	2,381
Russell Global Real Estate Securities
Fund	56,730	4,326	11,479	(1,026)		(2,644)	45,907	1,528	2,618
Russell U.S. Defensive Equity Fund	153,146	1,914	81,367	27,775		(22,486)	78,982	1,863	—
Russell U.S. Dynamic Equity Fund	153,412	20,991	30,713	(4,654)		(12,996)	126,040	6,930	13,872
Russell U.S. Small Cap Equity Fund	168,431	12,274	35,708	(4,573)		(873)	139,551	1,476	10,678
Select U.S. Equity Fund	210,585	5,505	44,727	(1,423)		3,960	173,900	5,225	277
Russell Global Opportunistic Credit
Fund	94,007	53,323	25,419	(1,697)		6,176	126,390	3,411	—
Russell Strategic Bond Fund	223,346	25,297	92,882	1,538		933	158,232	6,857	1,243
Unconstrained Total Return Fund	—	64,547	1,280	1		190	63,458	4	—
Russell Emerging Markets Fund	161,755	779	34,155	(8,583)		21,951	141,747	571	—
Russell Global Equity Fund	228,866	22,274	41,353	1,694		(21,538)	189,943	4,189	18,085
Select International Equity Fund	244,750	6,694	30,967	(3,771)		(10,469)	206,237	6,663	—
Russell U.S. Cash Management Fund	33,266	247,187	258,510	1		2	21,946	105	—
	$1,875,849	$470,065	$745,673	$5,905		$(39,879)	$1,566,267	$40,968	$49,154

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of Investments	$1,532,431,188
Unrealized Appreciation	$97,258,736
Unrealized Depreciation	(59,737,302)
Net Unrealized Appreciation (Depreciation)	$37,521,434
Undistributed Ordinary Income	$13,032,876
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$40,817,946
Tax Composition of Distributions
Ordinary Income	$27,039,134

See accompanying notes which are an integral part of the financial statements.

100 Growth Strategy Fund

Russell Investment Company
Growth Strategy Fund

Federal Income Taxes, continued

Net investment income and net realized gains (losses) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent differences between book and tax accounting.  These differences may be due to foreign currency gains or losses, reclassifications of dividends and /or differences in treatment of income from swaps.  These adjustments have no impact on the net assets.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$(113)
Accumulated net realized gain (loss)	108
Additional paid-in capital	5

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 101

Russell Investment Company
Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

Equity Growth Strategy Fund - Class A‡			Equity Growth Strategy Fund - Class R5‡‡‡
	Total			Total
	Return			Return
1 Year	(2.42)%		1 Year	3.40%
5 Years	5.76	%§	5 Years	6.88	%§
10 Years	2.00	%§	10 Years	2.44	%§

Equity Growth Strategy Fund - Class C			Equity Growth Strategy Fund - Class S
	Total			Total
	Return			Return
1 Year	2.72%		1 Year	3.81%
5 Years	6.20	%§	5 Years	7.27	%§
10 Years	1.83	%§	10 Years	2.86	%§

Equity Growth Strategy Fund - Class E			Russell 1000® Index**
	Total			Total
	Return			Return
1 Year	3.52%		1 Year	4.26%
5 Years	6.99	%§	5 Years	13.51	%§
10 Years	2.60	%§	10 Years	6.83	%§

Equity Growth Strategy Fund - Class R1			Russell Developed ex-U.S. Large Cap® Index Net***
				Total
	Total			Return
	Return
1 Year	3.88%		1 Year	(2.34)%
5 Years	7.42	%§	5 Years	4.75	%§
10 Years	2.94	%§	10 Years	1.56	%§

Equity Growth Strategy Fund - Class R4‡‡
	Total
	Return
1 Year	3.63%
5 Years	7.13	%§
10 Years	2.69	%§

102 Equity Growth Strategy Fund

Russell Investment Company
Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The Equity Growth Strategy Fund (the “Fund”) is a fund of funds	infrastructure. With interest rates falling, income opportunities
that invests principally in other Russell Investment Company	around the globe continued to shrink and income available from
mutual funds (the “Underlying Funds”). The Underlying Funds	most assets fell.
employ a multi-manager approach whereby portions of the	The U.S. equity market, as measured by the S&P 500® Index,
Underlying Funds are allocated to different money managers.	was up 4.51% over the period but also experienced multiple
Underlying Fund assets not allocated to money managers are	draw downs. The Fund’s strategic exposure to global equities
managed by Russell Investment Management, LLC (“RIM”), the	proved beneficial over the period as emerging markets rallied
Fund’s and Underlying Funds’ advisor. RIM, as the Underlying	and outperformed U.S. equities. By contrast, non-U.S. developed
Funds’ advisor, may change the allocation of the Underlying Funds’	equity was one of the lowest performing portions of the Fund’s
assets among money managers at any time. An exemptive order	exposure as falling commodities and currencies weighed on
from the Securities and Exchange Commission (“SEC”) permits	returns.
RIM to engage or terminate a money manager in an Underlying
Fund at any time, subject to approval by the Underlying Fund’s	How did the investment strategies and techniques employed
Board, without a shareholder vote. Pursuant to the terms of the	by the Fund and the Underlying Funds affect the Fund’s
exemptive order, an Underlying Fund is required to notify its	performance?
shareholders within 90 days of when a money manager begins	The Fund is a fund of funds and its performance is based on RIM’s
providing services.	strategic asset allocations, the performance of the Underlying
What is the Fund’s investment objective?	Funds in which the Fund invests, and tactical changes in the
The Fund seeks to provide high long term capital appreciation.	Fund’s asset allocation throughout the year.
In order to seek to achieve the Fund’s objective during the period,
How did the Fund perform relative to its benchmark for the	RIM’s strategic asset allocation included investments in global
fiscal year ended October 31, 2016?	equity, alternative and fixed/other income Underlying Funds. The
For the fiscal year ended October 31, 2016, the Fund’s Class A,	Fund’s diverse asset allocation partially hindered performance
Class C, Class E, Class R1, Class R4, Class R5 and Class S Shares	during the period as certain of these exposures underperformed
gained 3.56%, 2.72%, 3.52%, 3.88%, 3.63%, 3.40% and 3.81%,	the Russell 1000® Index. While areas like high yield bonds, as
respectively. This is compared to the Fund’s primary benchmark,	measured by the BofA Merrill Lynch Global High Yield Index
the Russell 1000® Index, which gained 4.26% during the same	Hedged USD, outperformed the Russell 1000® Index, areas like
period. The Fund’s performance includes operating expenses,	commodities and non-U.S. developed equities delivered negative
whereas index returns are unmanaged and do not include	returns as measured by the Bloomberg Commodity Index Total
expenses of any kind.	Return and Russell Developed ex-U.S. Large Cap® Index Net,
For the fiscal year ended October 31, 2016, the Morningstar®	respectively.
Allocation-70% to 85% Equity Category, a group of funds that	The Fund’s underperformance relative to the Russell 1000®
Morningstar considers to have investment strategies similar to	Index was partially offset by strong active management within
those of the Fund, gained 2.43%. This result serves as a peer	the fixed income portion of the Fund’s portfolio. Underlying Fund
comparison and is expressed net of operating expenses.	bond issue selection during the period was generally additive to returns as fixed income money managers were able to pick well
How did the market conditions described in the Market	within high yield credit, avoiding defaults in places like the
Summary report affect the Fund’s performance?	energy sector where trouble occurred with falling energy prices
The Fund seeks to achieve its objective by investing in Underlying	in early 2016, and through solid emerging market debt selection.
Funds that provide exposure to a range of diversified investments,	As such, an allocation to the Russell Global Opportunistic Credit
and most major asset classes invested in by the Underlying Funds	was positive from a benchmark-relative perspective.
produced positive absolute returns during the period. Markets
during the fiscal year were characterized by higher levels of	By contrast, equity selection and positioning was more difficult,
volatility and dispersion across return sources. Within the fixed/	with allocations to non-U.S. equity Underlying Funds detracting
other income Underlying Funds, exposure to high yield debt	from the Fund’s performance and security selection within
was beneficial as it was one of the best performing asset classes	those Underlying Funds struggling. In addition, overweights
globally. Falling interest rates also helped other fixed income	to European securities in the Select International Equity Fund
assets in the Underlying Funds rally, as well as more rate sensitive	caused the Underlying Fund to struggle as European equities
real assets like global real estate investment trusts and global	continued to lag the U.S. equity market.

Equity Growth Strategy Fund 103

Russell Investment Company
Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

Describe any changes to the Fund’s structure or allocation	subsequently rebounded from the February lows and RIM
to the Underlying Funds.	reduced risk exposure to a more defensive stance with the Fund’s
RIM has the discretion to vary the Fund’s actual allocation	equity allocation below strategic weights. RIM’s modifications to
from the target strategic asset allocation by up to +/- 5% at the	the Fund’s asset allocation were additive during the period.
equity, fixed/other income or alternative category level based on	RIM also made strategic asset allocation changes during the period.
RIM’s capital markets research. In addition to investing in the	In September 2016, RIM added further diversity and dynamism
Underlying Funds, RIM may seek to actively manage a Fund’s	to the portfolio through the addition of the Unconstrained Total
overall exposures by investing in derivatives that RIM believes	Return Fund as an Underlying Fund.
will achieve the desired risk/return profile for the Fund. RIM’s
asset allocation modifications, implemented through both tactical	The views expressed in this report reflect those of the
changes to Underlying Fund allocations and derivatives-based	portfolio managers only through the end of the period
exposures, benefited the Fund’s performance relative to the	covered by the report. These views do not necessarily
Fund’s target strategic asset allocation.	represent the views of RIM, or any other person in RIM or
any other affiliated organization. These views are subject
RIM adapted the Fund’s asset allocation over the period as market	to change at any time based upon market conditions or
opportunities and risks evolved. The Fund was defensively	other events, and RIM disclaims any responsibility to
positioned in the fourth quarter of 2015, favoring fixed income	update the views contained herein. These views should not
over equity. During the first quarter of 2016, equity markets	be relied on as investment advice and, because investment
declined substantially, and RIM added further risk to the portfolio	decisions for a Russell Investment Company (“RIC”) Fund
by overweighting exposure to high yield credit and emerging	are based on numerous factors, should not be relied on as
markets equity compared with U.S. equity and cash. Markets	an indication of investment decisions of any RIC Fund.

* Assumes initial investment on November 1, 2006.

** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

*** Russell Developed ex-U.S. Large Cap Index® (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class R4 Shares on October 1, 2014. The returns shown for Class R4 Shares prior to that date are the returns of the Fund’s Class R2
Shares.

‡‡‡ The Fund first issued Class R5 Shares on October 1, 2014. The returns shown for Class R5 Shares prior to that date are the returns of the Fund’s Class R3
Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

104 Equity Growth Strategy Fund

Russell Investment Company
Equity Growth Strategy Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.

purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fees; distribution and/or			Performance (5%
service fees; and other Fund expenses. The Example is intended		Actual	return before
to help you understand your ongoing costs (in dollars) of investing	Class A	Performance	expenses)
Beginning Account Value
in the Fund and to compare these costs with the ongoing costs of	May 1, 2016	$1,000.00	$1,000.00
investing in other mutual funds. The Example is based on an	Ending Account Value
investment of $1,000 invested at the beginning of the period and	October 31, 2016	$1,044.40	$1,022.32
held for the entire period indicated, which for this Fund is from	Expenses Paid During Period*	$2.88	$2.85

May 1, 2016 to October 31, 2016.	* Expenses are equal to the Fund's annualized expense ratio of 0.56%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
The information in the table under the heading “Actual	year period). May reflect amounts waived and/or reimbursed. Without any
Performance” provides information about actual account values	waivers and/or reimbursements, expenses would have been higher.
and actual expenses. You may use the information in this column,
Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2016	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2016	$1,039.40	$1,018.55
	Expenses Paid During Period*	$6.72	$6.65
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 1.31%
(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/366 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period). May reflect amounts waived and/or reimbursed. Without any
based on the Fund’s actual expense ratio and an assumed rate of	waivers and/or reimbursements, expenses would have been higher.
return of 5% per year before expenses, which is not the Fund’s
Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
expenses you paid for the period. You may use this information	Class E	Performance	expenses)
to compare the ongoing costs of investing in the Fund and other	Beginning Account Value
	May 1, 2016	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2016	$1,043.40	$1,022.32
of other funds.	Expenses Paid During Period*	$2.88	$2.85

* Expenses are equal to the Fund's annualized expense ratio of 0.56%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Equity Growth Strategy Fund 105

Russell Investment Company
Equity Growth Strategy Fund

Shareholder Expense Example, continued — October 31, 2016 (Unaudited)

		Performance (5%
	Actual	return before
Class R1	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,045.90	$1,023.98
Expenses Paid During Period*	$1.18	$1.17

* Expenses are equal to the Fund's annualized expense ratio of 0.23%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R4	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,044.70	$1,022.72
Expenses Paid During Period*	$2.47	$2.44

* Expenses are equal to the Fund's annualized expense ratio of 0.48%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R5	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,043.00	$1,021.47
Expenses Paid During Period*	$3.75	$3.71

* Expenses are equal to the Fund's annualized expense ratio of 0.73%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,045.50	$1,023.58
Expenses Paid During Period*	$1.59	$1.58

* Expenses are equal to the Fund's annualized expense ratio of 0.31%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

106 Equity Growth Strategy Fund

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Equity Growth Strategy Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)
				Fair
				Value
		Shares		$
Investments in Russell Affiliated Mutual Funds - 97.0%
Alternative - 7.7%
Russell Commodity Strategies Fund Class Y		3,556,090		19,594
Russell Global Infrastructure Fund Class Y		1,724,644		19,713
Russell Global Real Estate Securities Fund Class Y		345,742		12,353
				51,660

Domestic Equities - 37.0%
Russell U.S. Defensive Equity Fund Class Y		1,012,411		49,831
Russell U.S. Dynamic Equity Fund Class Y		6,010,954		59,689
Russell U.S. Small Cap Equity Fund Class Y		2,586,768		71,421
Select U.S. Equity Fund Class Y		6,085,281		66,451
				247,392

Fixed Income - 11.5%
Russell Global Opportunistic Credit Fund Class Y		6,850,159		66,584
Unconstrained Total Return Fund Class Y		1,000,196		10,032
				76,616

International Equities - 40.8%
Russell Emerging Markets Fund Class Y		4,776,819		79,630
Russell Global Equity Fund Class Y		10,235,368		106,754
Select International Equity Fund Class Y		10,105,315		86,804
				273,188

Total Investments in Russell Affiliated Mutual Funds
(cost $641,517)				648,856

Options Purchased - 0.1%
(Number of Contracts)
S&P 500 Index
Nov 2016 2,137.68 Put (4,168)	USD	8,910 (ÿ)		176
Jan 2017 2,137.94 Put (8,335)	USD	17,820 (ÿ)		507
Total Options Purchased
(cost $646)				683

Short-Term Investments - 1.6%
Russell U.S. Cash Management Fund		10,495,648	(8)	10,498
Total Short-Term Investments
(cost $10,496)				10,498

Total Investments 98.7%
(identified cost $652,659)				660,037

Other Assets and Liabilities, Net - 1.3%				8,719
Net Assets - 100.0%				668,756

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 107

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Schedule of Investments, continued — October 31, 2016

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
Amsterdam Index Futures	59	EUR	5,324	11/16	3
CAC40 Euro Index Futures	338	EUR	15,232	11/16	90
DAX Index Futures	53	EUR	14,147	12/16	381
Dow Jones U.S. Real Estate Index Futures	221	USD	6,654	12/16	(36)
Euro STOXX 50 Index Futures	311	EUR	9,495	12/16	214
FTSE/MIB Index Futures	39	EUR	3,336	12/16	100
IBEX 35 Index Futures	55	EUR	5,020	11/16	201
OMXS30 Index Futures	233	SEK	33,663	11/16	1
Russell 1000 Mini Index Futures	5	USD	587	12/16	(5)
Russell 2000 Mini Index Futures	4	USD	476	12/16	(25)
S&P 500 E-Mini Index Futures	21	USD	2,226	12/16	(29)
S&P Mid 400 E-Mini Index Futures	5	USD	753	12/16	(11)
TOPIX Index Futures	1	JPY	13,950	12/16	4
Short Positions
FTSE 100 Index Futures	12	GBP	831	12/16	(38)
Hang Seng Index Futures	2	HKD	2,291	11/16	7
MSCI Emerging Markets Mini Index Futures	111	USD	5,014	12/16	20
MSCI Singapore Index Futures	4	SGD	123	11/16	1
Russell 1000 Mini Index Futures	18	USD	2,113	12/16	6
S&P 500 E-Mini Index Futures	331	USD	35,088	12/16	91
S&P Mid 400 E-Mini Index Futures	19	USD	2,863	12/16	20
S&P/TSX 60 Index Futures	72	CAD	12,478	12/16	(291)
SPI 200 Index Futures	79	AUD	10,448	12/16	(172)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					532

Options Written
Amounts in thousands (except contract amounts)
Number of	Strike	Notional	Expiration	Fair Value
Call/Put	Contracts	Price	Amount	Date	$
S&P 500 Index	Put	8,336	1,900.16	USD	15,840	11/30/16	(27)
S&P 500 Index	Put	16,670	1,900.39	USD	31,680	01/06/17	(200)
Total Liability for Options Written (premiums received $296)	(227)
Transactions in options written contracts for the period ended October 31, 2016 were as follows:
Number of	Premiums
Contracts	Received
Outstanding October 31, 2015	—	$—
Opened	2,497,942	3,562
Closed	(2,427,169)	(820)
Expired	(45,767)	(2,446)
Outstanding October 31, 2016	25,006	$296

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	5,000	CAD	6,610	12/21/16	(70)
Bank of America	AUD	20,980	USD	15,985	12/21/16	45
Bank of America	CAD	650	USD	495	12/21/16	10
Bank of America	KRW	13,730,000	USD	12,540	12/21/16	543

See accompanying notes which are an integral part of the financial statements.

108 Equity Growth Strategy Fund

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Equity Growth Strategy Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of Montreal	USD	619	AUD	814	11/08/16	—
Bank of Montreal	USD	801	CAD	1,073	11/08/16	(1)
Bank of Montreal	USD	748	CHF	739	11/08/16	(1)
Bank of Montreal	USD	2,710	EUR	2,475	11/08/16	7
Bank of Montreal	USD	1,484	GBP	1,219	11/08/16	9
Bank of Montreal	USD	1,840	JPY	193,246	11/08/16	3
Bank of Montreal	AUD	821	USD	624	11/08/16	—
Bank of Montreal	AUD	814	USD	619	12/07/16	—
Bank of Montreal	CAD	1,071	USD	814	11/08/16	15
Bank of Montreal	CAD	1,073	USD	802	12/07/16	2
Bank of Montreal	CHF	747	USD	768	11/08/16	13
Bank of Montreal	CHF	739	USD	749	12/07/16	—
Bank of Montreal	EUR	2,513	USD	2,809	11/08/16	50
Bank of Montreal	EUR	2,475	USD	2,713	12/07/16	(8)
Bank of Montreal	GBP	1,230	USD	1,595	11/08/16	90
Bank of Montreal	GBP	1,219	USD	1,485	12/07/16	(9)
Bank of Montreal	JPY	192,442	USD	1,901	11/08/16	66
Bank of Montreal	JPY	193,246	USD	1,842	12/07/16	(3)
BNP Paribas	USD	1,558	GBP	1,170	12/21/16	(125)
BNP Paribas	USD	740	JPY	74,930	12/21/16	(24)
BNP Paribas	AUD	821	USD	625	11/08/16	1
BNP Paribas	AUD	4,075	USD	3,121	12/21/16	25
BNP Paribas	CAD	1,071	USD	814	11/08/16	16
BNP Paribas	CAD	355	USD	275	12/21/16	10
BNP Paribas	CHF	747	USD	768	11/08/16	14
BNP Paribas	EUR	2,513	USD	2,812	11/08/16	53
BNP Paribas	EUR	420	USD	475	12/21/16	13
BNP Paribas	GBP	1,230	USD	1,595	11/08/16	89
BNP Paribas	HKD	1,165	USD	150	12/21/16	—
BNP Paribas	JPY	192,442	USD	1,904	11/08/16	68
BNP Paribas	SEK	990	USD	118	12/21/16	8
BNP Paribas	SGD	70	USD	52	12/21/16	2
Citigroup	USD	619	AUD	814	11/08/16	—
Citigroup	USD	802	CAD	1,073	11/08/16	(2)
Citigroup	USD	748	CHF	739	11/08/16	(1)
Citigroup	USD	2,710	EUR	2,475	11/08/16	8
Citigroup	USD	1,484	GBP	1,219	11/08/16	8
Citigroup	USD	1,841	JPY	193,246	11/08/16	2
Citigroup	AUD	814	USD	619	12/07/16	—
Citigroup	CAD	1,073	USD	802	12/07/16	2
Citigroup	CHF	739	USD	749	12/07/16	—
Citigroup	EUR	2,475	USD	2,713	12/07/16	(8)
Citigroup	GBP	1,219	USD	1,485	12/07/16	(8)
Citigroup	JPY	193,246	USD	1,843	12/07/16	(2)
Commonwealth Bank of Australia	USD	619	AUD	814	11/08/16	—
Commonwealth Bank of Australia	USD	802	CAD	1,073	11/08/16	(2)
Commonwealth Bank of Australia	USD	748	CHF	739	11/08/16	(1)
Commonwealth Bank of Australia	USD	2,710	EUR	2,475	11/08/16	7
Commonwealth Bank of Australia	USD	1,484	GBP	1,219	11/08/16	8
Commonwealth Bank of Australia	USD	1,841	JPY	193,246	11/08/16	2
Commonwealth Bank of Australia	AUD	821	USD	625	11/08/16	1
Commonwealth Bank of Australia	AUD	814	USD	619	12/07/16	—
Commonwealth Bank of Australia	CAD	1,071	USD	814	11/08/16	16
Commonwealth Bank of Australia	CAD	1,073	USD	802	12/07/16	2
Commonwealth Bank of Australia	CHF	747	USD	768	11/08/16	14
Commonwealth Bank of Australia	CHF	739	USD	749	12/07/16	1

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 109

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Equity Growth Strategy Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Commonwealth Bank of Australia	EUR	2,513	USD	2,811	11/08/16	51
Commonwealth Bank of Australia	EUR	2,475	USD	2,713	12/07/16	(7)
Commonwealth Bank of Australia	GBP	1,230	USD	1,594	11/08/16	87
Commonwealth Bank of Australia	GBP	1,219	USD	1,485	12/07/16	(8)
Commonwealth Bank of Australia	JPY	192,442	USD	1,903	11/08/16	68
Commonwealth Bank of Australia	JPY	193,246	USD	1,843	12/07/16	(2)
HSBC	USD	619	AUD	814	11/08/16	—
HSBC	USD	802	CAD	1,073	11/08/16	(2)
HSBC	USD	748	CHF	739	11/08/16	(1)
HSBC	USD	2,710	EUR	2,475	11/08/16	7
HSBC	USD	1,484	GBP	1,219	11/08/16	9
HSBC	USD	1,841	JPY	193,246	11/08/16	2
HSBC	AUD	814	USD	619	12/07/16	—
HSBC	CAD	1,073	USD	802	12/07/16	2
HSBC	CHF	739	USD	749	12/07/16	—
HSBC	EUR	2,475	USD	2,713	12/07/16	(7)
HSBC	GBP	1,219	USD	1,485	12/07/16	(7)
HSBC	JPY	193,246	USD	1,842	12/07/16	(3)
Standard Chartered	USD	992	INR	66,840	12/21/16	3
Standard Chartered	USD	2,387	MXN	44,670	12/21/16	(37)
Standard Chartered	USD	4,258	ZAR	59,990	12/21/16	148
Standard Chartered	CNY	58,680	USD	8,640	12/21/16	18
Standard Chartered	TWD	153,000	USD	4,915	12/21/16	65
State Street	USD	19	AUD	25	11/08/16	—
State Street	USD	31	CHF	30	11/08/16	(1)
State Street	USD	172	EUR	153	11/08/16	(4)
State Street	USD	54	GBP	42	11/08/16	(3)
State Street	USD	1,247	HKD	9,667	11/08/16	—
State Street	USD	1,676	RUB	106,170	12/21/16	(23)
State Street	USD	1,176	SEK	10,594	11/08/16	(3)
State Street	USD	414	SGD	577	11/08/16	—
State Street	CAD	6	USD	5	11/08/16	—
State Street	CNY	95,000	USD	14,135	12/21/16	177
State Street	HKD	295	USD	38	11/08/16	—
State Street	HKD	9,372	USD	1,209	11/08/16	1
State Street	HKD	9,667	USD	1,247	12/07/16	—
State Street	JPY	3,217	USD	32	11/08/16	1
State Street	SEK	91	USD	11	11/08/16	1
State Street	SEK	10,503	USD	1,221	11/08/16	57
State Street	SEK	10,594	USD	1,178	12/07/16	3
State Street	SGD	7	USD	5	11/08/16	—
State Street	SGD	570	USD	418	11/08/16	8
State Street	SGD	577	USD	415	12/07/16	—
UBS	AUD	821	USD	625	11/08/16	1
UBS	CAD	1,071	USD	814	11/08/16	16
UBS	CHF	747	USD	767	11/08/16	12
UBS	EUR	2,513	USD	2,808	11/08/16	49
UBS	GBP	1,230	USD	1,594	11/08/16	89
UBS	JPY	192,442	USD	1,902	11/08/16	66
Westpac	USD	1,558	GBP	1,170	12/21/16	(124)
Westpac	USD	740	JPY	74,930	12/21/16	(24)
Westpac	AUD	4,075	USD	3,120	12/21/16	24
Westpac	CAD	355	USD	275	12/21/16	10
Westpac	EUR	420	USD	475	12/21/16	13
Westpac	HKD	1,165	USD	150	12/21/16	—
Westpac	SEK	990	USD	118	12/21/16	8

See accompanying notes which are an integral part of the financial statements.

110 Equity Growth Strategy Fund

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Equity Growth Strategy Fund

Schedule of Investments, continued — October 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty	Sold		Bought		Settlement Date	$
Westpac	SGD	70	USD	52	12/21/16	2
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						1,700

Total Return Swap Contracts (*)
Amounts in thousands
			Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty		Amount		Date	$
Dow Jones U.S. Real Estate Total Return Index	Bank of America		USD	17,997	03/07/17	1,264
Total Fair Value of Open Total Return Swap Contracts Premiums Paid (Received) - $— (å)						1,264

(*) Total return swaps (which includes index swaps) are agreements between counterparties to exchange cash flows, one based on a market-linked returns of an individual asset or a basket of assets (i.e. an index), and the other on a fixed or floating rate. The floating rate fee was based on the
3 Month LIBOR rate minus 0.075%.

Credit Default Swap Contracts

Amounts in thousands
Credit Indices
				Fund (Pays)/
				Receives	Termination	Fair Value
Reference Entity	Counterparty	Notional Amount		Fixed Rate	Date	$
CDX NA High Yield Index	Bank of America	USD	1,000	5.000%	12/20/21	40
Total Fair Value on Open Credit Indices Premiums Paid (Received) - $35						40

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Investments in Russell Affiliated Mutual
Funds	$648,856	$—	$—	$—	$648,856	97.0
Options Purchased	—	683	—	—	683	0.1
Short-Term Investments	—	—	—	10,498	10,498	1.6
Total Investments	648,856	683	—	10,498	660,037	98.7
Other Assets and Liabilities, Net						1.3
						100.0
Other Financial Instruments
Assets
Futures Contracts	1,139	—	—	—	1,139	0.2
Foreign Currency Exchange Contracts	—	2,221	—	—	2,221	0.3
Total Return Swap Contracts	—	1,264	—	—	1,264	0.2
Credit Default Swap Contracts	—	40	—	—	40	—*
'
Liabilities
Futures Contracts	(607)	—	—	—	(607)	(0.1)
Options Written	—	(227)	—	—	(227)	(—)*
Foreign Currency Exchange Contracts	—	(521)	—	—	(521)	(0.1)
Total Other Financial Instruments**	$532	$2,777	$—	$—	$3,309

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 111

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Schedule of Investments, continued — October 31, 2016

Presentation of Portfolio Holdings
Amounts in thousands
Fair Value
Practical
Portfolio Summary	Level 1	Level 2		Level 3	Expedient (a)	Total	% of Net Assets

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2, in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

112 Equity Growth Strategy Fund

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Equity Growth Strategy Fund

Fair Value of Derivative Instruments — October 31, 2016

Amounts in thousands

			Foreign
	Equity	Credit	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*	$683	$—	$—
Unrealized appreciation on foreign currency exchange contracts	—	—	2,221
Variation margin on futures contracts**	1,139	—	—
Total return swap contracts, at fair value	1,264	—	—
Credit default swap contracts, at fair value	—	40	—
Total	$3,086	$40	$2,221

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts**	$607	$—	$—
Unrealized depreciation on foreign currency exchange contracts	—	—	521
Options written, at fair value	227	—	—
Total	$834	$—	$521
			Foreign
	Equity	Credit	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments***	$2,230	$—	$—
Futures contracts	(355)	—	—
Options written	834	—	—
Total return swap contracts	(5,042)	—	—
Credit default swap contracts	—	92	—
Foreign currency-related transactions****	—	—	(393)
Total	$(2,333)	$92	$(393)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments*****	$37	$—	$—
Futures contracts	(1,488)	—	—
Options written	69	—	—
Total return swap contracts	3,513	—	—
Credit default swap contracts	—	5	—
Foreign currency-related transactions******	—	—	1,596
Total	$2,131	$5	$1,596

* Fair value of purchased options.
** Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
*** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
**** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***** Includes net unrealized gain (loss) on purchased options as reported in the Schedule of Investments.
****** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 113

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Equity Growth Strategy Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2016

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Options Purchased Contracts	Investments, at fair value	$683	$—	$683
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	2,221	—	2,221
Futures Contracts	Variation margin on futures contracts	177	—	177
Total Return Swap Contracts	Total return swap contracts, at fair value	1,264	—	1,264
Credit Default Swap Contracts	Credit default swap contracts, at fair value	40	—	40
Total Financial and Derivative Assets		4,385	—	4,385
Financial and Derivative Assets not subject to a netting agreement		(216)	—	(216)
Total Financial and Derivative Assets subject to a netting agreement		$4,169	$—	$4,169

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$2,372	$270	$1,850	$252
Bank of Montreal	254	21	—	233
BNP Paribas	299	58	—	241
Citigroup	21	21	—	—
Commonwealth Bank of Australia	257	20	—	237
HSBC	20	20	—	—
JPMorgan Chase	176	27	—	149
Standard Chartered	233	37	—	196
State Street	248	33	—	215
UBS	233	—	—	233
Westpac	56	56	—	—
Total	$4,169	$563	$1,850	$1,756

See accompanying notes which are an integral part of the financial statements.

114 Equity Growth Strategy Fund

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Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
October 31, 2016

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$449	$—	$449
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	521	—	521
Options Written Contracts	Options written, at fair value	227	—	227
Total Financial and Derivative Liabilities		1,197	—	1,197
Financial and Derivative Liabilities not subject to a netting agreement		(449)	—	(449)
Total Financial and Derivative Liabilities subject to a netting agreement		$748	$—	$748

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$270	$270	$—	$—
Bank of Montreal	21	21	—	—
BNP Paribas	150	58	—	92
Citigroup	21	21	—	—
Commonwealth Bank of Australia	20	20	—	—
HSBC	21	20	—	1
JPMorgan Chase	27	27	—	—
Standard Chartered	37	37	—	—
State Street	33	33	—	—
Westpac	148	56	—	92
Total	$748	$563	$—	$185

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 115

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Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$652,659
Investments, at fair value(>)	660,037
Cash (restricted)(a)(b)	8,710
Unrealized appreciation on foreign currency exchange contracts	2,221
Receivables:
Dividends from affiliated Russell funds	5
Investments sold	969
Fund shares sold	416
From affiliates	1
Variation margin on futures contracts	177
Total return swap contracts, at fair value(8)	1,264
Credit default swap contracts, at fair value(+)	40
Total assets	673,840

Liabilities
Payables:
Due to custodian	234
Due to broker (c)	1,891
Investments purchased	732
Fund shares redeemed	542
Accrued fees to affiliates	401
Other accrued expenses	87
Variation margin on futures contracts	449
Unrealized depreciation on foreign currency exchange contracts	521
Options written, at fair value(x)	227
Total liabilities	5,084

Net Assets	$668,756

See accompanying notes which are an integral part of the financial statements.

116 Equity Growth Strategy Fund

Russell Investment Company
Equity Growth Strategy Fund

Statement of Assets and Liabilities, continued — October 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$2,318
Accumulated net realized gain (loss)	(92,721)
Unrealized appreciation (depreciation) on:
Investments	7,378
Futures contracts	532
Options written	69
Total return swap contracts	1,264
Credit default swap contracts	5
Foreign currency-related transactions	1,700
Shares of beneficial interest	606
Additional paid-in capital	747,605
Net Assets	$668,756

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$11.48
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$12.18
Class A — Net assets	$182,585,615
Class A — Shares outstanding ($.01 par value)	15,908,089
Net asset value per share: Class C(#)	$10.34
Class C — Net assets	$242,008,323
Class C — Shares outstanding ($.01 par value)	23,394,240
Net asset value per share: Class E(#)	$11.22
Class E — Net assets	$5,872,928
Class E — Shares outstanding ($.01 par value)	523,349
Net asset value per share: Class R1(#)	$11.54
Class R1 — Net assets	$24,917,552
Class R1 — Shares outstanding ($.01 par value)	2,159,614
Net asset value per share: Class R4(#)	$11.26
Class R4 — Net assets	$31,005,556
Class R4 — Shares outstanding ($.01 par value)	2,754,123
Net asset value per share: Class R5(#)	$11.13
Class R5 — Net assets	$22,282,574
Class R5 — Shares outstanding ($.01 par value)	2,002,373
Net asset value per share: Class S(#)	$11.52
Class S — Net assets	$160,082,969
Class S — Shares outstanding ($.01 par value)	13,900,443
Amounts in thousands
(x) Premiums received on options written	$296
(+) Credit default swap contracts - premiums paid (received)	$35
(>) Investments in affiliated Russell funds	$659,354
(8) Total return swap contracts - premiums paid (received)	$—

(a) Cash Collateral for Futures	$8,510
(b) Cash Collateral for Swaps	$200
(c) Due to Broker for Swaps	$1,891
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 117

Russell Investment Company
Equity Growth Strategy Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Income distributions from affiliated Russell funds	$15,818

Expenses
Advisory fees	1,395
Administrative fees	296
Custodian fees (1)	43
Distribution fees - Class A	470
Distribution fees - Class C	1,922
Distribution fees - Class R5	62
Transfer agent fees - Class A	376
Transfer agent fees - Class C	512
Transfer agent fees - Class E	15
Transfer agent fees - Class R1	55
Transfer agent fees - Class R4	66
Transfer agent fees - Class R5	50
Transfer agent fees - Class S	321
Professional fees	48
Registration fees	102
Shareholder servicing fees - Class C	641
Shareholder servicing fees - Class E	19
Shareholder servicing fees - Class R4	83
Shareholder servicing fees - Class R5	62
Trustees’ fees	23
Printing fees	91
Miscellaneous	20
Expenses before reductions	6,672
Expense reductions	(1,277)
Net expenses	5,395
Net investment income (loss)	10,423

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	12,937
Futures contracts	(355)
Options written	834
Total return swap contracts	(5,042)
Credit default swap contracts	92
Foreign currency-related transactions	(394)
Capital gain distributions from Underlying Funds	23,210
Net realized gain (loss)	31,282
Net change in unrealized appreciation (depreciation) on:
Investments	(26,016)
Futures contracts	(1,488)
Options written	69
Total return swap contracts	3,513
Credit default swap contracts	5
Foreign currency-related transactions	1,596
Net change in unrealized appreciation (depreciation)	(22,321)
Net realized and unrealized gain (loss)	8,961
Net Increase (Decrease) in Net Assets from Operations	$19,384

(1) Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 8 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

118 Equity Growth Strategy Fund

Russell Investment Company
Equity Growth Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,423	$21,047
Net realized gain (loss)	31,282	59,995
Net change in unrealized appreciation (depreciation)	(22,321)	(97,318)
Net increase (decrease) in net assets from operations	19,384	(16,276)

Distributions
From net investment income
Class A	(2,992)	(5,196)
Class C	(2,683)	(5,914)
Class E	(120)	(481)
Class R1	(523)	(1,335)
Class R4	(569)	(1,251)
Class R5	(362)	(1,037)
Class S	(2,926)	(4,597)
In excess
Class A	—	(333)
Class C	—	(379)
Class E	—	(31)
Class R1	—	(86)
Class R4	—	(80)
Class R5	—	(66)
Class S	—	(294)
Net decrease in net assets from distributions	(10,175)	(21,080)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(119,442)	(123,235)
Total Net Increase (Decrease) in Net Assets	(110,233)	(160,591)

Net Assets
Beginning of period	778,989	939,580
End of period	$668,756	$778,989
Undistributed (overdistributed) net investment income included in net assets	$2,318	$2,136

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 119

Russell Investment Company
Equity Growth Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	873	$9,528	1,439	$16,759
Proceeds from reinvestment of distributions	270	2,974	476	5,510
Payments for shares redeemed	(3,566)	(39,181)	(3,435)	(39,824)
Net increase (decrease)	(2,423)	(26,679)	(1,520)	(17,555)
Class C
Proceeds from shares sold	1,693	16,640	2,861	29,995
Proceeds from reinvestment of distributions	269	2,655	593	6,228
Payments for shares redeemed	(6,182)	(61,434)	(6,578)	(69,011)
Net increase (decrease)	(4,220)	(42,139)	(3,124)	(32,788)
Class E
Proceeds from shares sold	117	1,206	232	2,644
Proceeds from reinvestment of distributions	11	118	45	510
Payments for shares redeemed	(573)	(6,106)	(1,315)	(15,020)
Net increase (decrease)	(445)	(4,782)	(1,038)	(11,866)
Class R1
Proceeds from shares sold	431	4,720	616	7,173
Proceeds from reinvestment of distributions	47	520	122	1,421
Payments for shares redeemed	(1,390)	(15,255)	(3,268)	(37,665)
Net increase (decrease)	(912)	(10,015)	(2,530)	(29,071)
Class R4
Proceeds from shares sold	353	3,795	601	6,877
Proceeds from reinvestment of distributions	53	569	117	1,331
Payments for shares redeemed	(1,113)	(12,030)	(2,229)	(25,526)
Net increase (decrease)	(707)	(7,666)	(1,511)	(17,318)
Class R5
Proceeds from shares sold	224	2,366	302	3,406
Proceeds from reinvestment of distributions	34	362	98	1,103
Payments for shares redeemed	(1,059)	(11,256)	(2,268)	(25,618)
Net increase (decrease)	(801)	(8,528)	(1,868)	(21,109)
Class S
Proceeds from shares sold	2,398	26,428	5,110	60,171
Proceeds from reinvestment of distributions	210	2,318	385	4,470
Payments for shares redeemed	(4,406)	(48,379)	(5,018)	(58,169)
Net increase (decrease)	(1,798)	(19,633)	477	6,472
Total increase (decrease)	(11,306)	$(119,442)	(11,114)	$(123,235)

See accompanying notes which are an integral part of the financial statements.

120 Equity Growth Strategy Fund

(This page intentionally left blank)

Russell Investment Company
Equity Growth Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	$
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	Distributions
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	in Excess
Class A
October 31, 2016	11.26	.20	.19	.39	(.17)	—
October 31, 2015	11.75	.32	(.53)	(.21)	(.26)	(.02)
October 31, 2014	11.24	.26	.49	.75	(.24)	—
October 31, 2013	9.50	.12	1.75	1.87	(.13)	—
October 31, 2012	8.93	.15	.54	.69	(.12)	—

Class C
October 31, 2016	10.17	.07	.20	.27	(.10)	—
October 31, 2015	10.64	.17	(.43)	(.26)	(.20)	(.01)
October 31, 2014	10.23	.14	.46	.60	(.19)	—
October 31, 2013	8.69	.04	1.59	1.63	(.09)	—
October 31, 2012	8.21	.07	.51	.58	(.10)	—

Class E
October 31, 2016	11.01	.21	.17	.38	(.17)	—
October 31, 2015	11.49	.34	(.54)	(.20)	(.26)	(.02)
October 31, 2014	10.99	.26	.48	.74	(.24)	—
October 31, 2013	9.30	.13	1.69	1.82	(.13)	—
October 31, 2012	8.75	.14	.53	.67	(.12)	—

Class R1
October 31, 2016	11.32	.25	.18	.43	(.21)	—
October 31, 2015	11.81	.44	(.60)	(.16)	(.31)	(.02)
October 31, 2014	11.29	.34	.46	.80	(.28)	—
October 31, 2013	9.53	.15	1.77	1.92	(.16)	—
October 31, 2012	8.95	.18	.55	.73	(.15)	—

Class R4(1)
October 31, 2016	11.05	.20	.19	.39	(.18)	—
October 31, 2015	11.53	.34	(.52)	(.18)	(.28)	(.02)
October 31, 2014	11.03	.30	.45	.75	(.25)	—
October 31, 2013	9.32	.14	1.71	1.85	(.14)	—
October 31, 2012	8.77	.16	.52	.68	(.13)	—

Class R5(2)
October 31, 2016	10.92	.17	.19	.36	(.15)	—
October 31, 2015	11.40	.32	(.53)	(.21)	(.25)	(.02)
October 31, 2014	10.91	.26	.45	.71	(.22)	—
October 31, 2013	9.23	.11	1.69	1.80	(.12)	—
October 31, 2012	8.68	.16	.51	.67	(.12)	—

Class S
October 31, 2016	11.30	.23	.19	.42	(.20)	—
October 31, 2015	11.79	.33	(.51)	(.18)	(.29)	(.02)
October 31, 2014	11.27	.30	.48	.78	(.26)	—
October 31, 2013	9.52	.15	1.75	1.90	(.15)	—
October 31, 2012	8.95	.17	.54	.71	(.14)	—

See accompanying notes which are an integral part of the financial statements.

122 Equity Growth Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(.17)	11.48	3.56	182,586.74		.57	1.82	16
(.28)	11.26	(1.80)	206,436.73		.56	2.72	47
(.24)	11.75	6.70	233,233.72		.56	2.28	23
(.13)	11.24	19.86	241,814.71		.57	1.17	14
(.12)	9.50	7.90	218,585.71		.56	1.61	24

(.10)	10.34	2.72	242,007	1.49	1.32	.73	16
(.21)	10.17	(2.51)	280,881	1.48	1.31	1.60	47
(.19)	10.64	5.87	327,125	1.47	1.31	1.37	23
(.09)	10.23	18.95	331,940	1.46	1.32	.42	14
(.10)	8.69	7.12	311,910	1.46	1.31	.86	24

(.17)	11.22	3.52	5,873.74		.57	1.91	16
(.28)	11.01	(1.78)	10,665.73		.56	3.01	47
(.24)	11.49	6.76	23,055.72		.56	2.35	23
(.13)	10.99	19.74	29,977.72		.57	1.29	14
(.12)	9.30	7.84	42,548.71		.56	1.60	24

(.21)	11.54	3.88	24,918.49		.24	2.26	16
(.33)	11.32	(1.45)	34,770.48		.21	3.81	47
(.28)	11.81	7.17	66,147.47		.17	2.97	23
(.16)	11.29	20.37	87,682.46		.17	1.40	14
(.15)	9.53	8.29	64,614.46		.14	1.95	24

(.18)	11.26	3.63	31,006.74		.49	1.87	16
(.30)	11.05	(1.66)	38,243.73		.46	3.02	47
(.25)	11.53	6.87	57,343.72		.42	2.61	23
(.14)	11.03	20.07	92,890.71		.42	1.34	14
(.13)	9.32	7.94	88,307.71		.39	1.83	24

(.15)	11.13	3.40	22,283.99		.74	1.60	16
(.27)	10.92	(1.94)	30,620.98		.71	2.87	47
(.22)	11.40	6.61	53,253.97		.67	2.34	23
(.12)	10.91	19.71	70,233.97		.67	1.14	14
(.12)	9.23	7.81	78,384.96		.64	1.78	24

(.20)	11.52	3.81	160,083.49		.32	2.08	16
(.31)	11.30	(1.54)	177,374.48		.31	2.84	47
(.26)	11.79	7.04	179,424.47		.31	2.56	23
(.15)	11.27	20.15	190,902.46		.32	1.46	14
(.14)	9.52	8.06	192,200.47		.31	1.82	24

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 123

Russell Investment Company
Equity Growth Strategy Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Administration fees	$24,358
Distribution fees	199,915
Shareholder servicing fees	64,685
Transfer agent fees	109,261
Trustee fees	2,434
$400,653

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
Russell Commodity Strategies Fund	$22,224	$2,935	$4,896	$(874)	$205	$19,594	$—	$—
Russell Global Infrastructure Fund	38,384	4,041	22,656	2,049	(2,105)	19,713	887	982
Russell Global Real Estate Securities
Fund	23,316	2,553	12,031	1,814	(3,299)	12,353	629	1,067
Russell U.S. Defensive Equity Fund	70,935	3,660	26,706	3,611	(1,669)	49,831	917	—
Russell U.S. Dynamic Equity Fund	71,117	13,172	16,471	246	(8,375)	59,689	3,202	6,407
Russell U.S. Small Cap Equity Fund	84,328	10,092	20,215	286	(3,070)	71,421	742	5,367
Select U.S. Equity Fund	78,843	5,202	18,463	(51)	920	66,451	1,955	103
Russell Global Opportunistic Credit
Fund	69,276	12,314	18,449	(899)	4,342	66,584	2,264	—
Unconstrained Total Return Fund	—	10,110	109	—	31	10,032	1	—
Russell Emerging Markets Fund	83,306	12,116	23,389	2,637	4,960	79,630	297	—
Russell Global Equity Fund	117,891	23,143	24,057	2,820	(13,043)	106,754	2,150	9,284
Select International Equity Fund	100,646	7,316	15,274	(932)	(4,952)	86,804	2,731	—
Russell U.S. Cash Management Fund	13,143	90,923	93,570	—	2	10,498	43	—
	$773,409	$197,577	$296,286	$10,707	$(26,053)	$659,354	$15,818	$23,210

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of Investments	$653,594,203
Unrealized Appreciation	$32,071,238
Unrealized Depreciation	(25,628,884)
Net Unrealized Appreciation (Depreciation)	$6,442,354
Undistributed Ordinary Income	$5,146,320
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$(91,132,775)
Tax Composition of Distributions
Ordinary Income	$10,174,592

Net investment income and net realized gains (losses) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent differences between book and tax accounting.  These differences may be due to foreign currency gains or losses, reclassifications of dividends and /or differences in treatment of income from swaps.  These adjustments have no impact on the net assets.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

See accompanying notes which are an integral part of the financial statements.

124 Equity Growth Strategy Fund

Russell Investment Company
Equity Growth Strategy Fund

Federal Income Taxes, continued

Undistributed net investment income	$(66)
Accumulated net realized gain (loss)	66
Additional paid-in capital	—

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 125

Russell Investment Company
2020 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

2020 Strategy Fund - Class A‡			2020 Strategy Fund - Class R5‡‡‡
	Total			Total
	Return			Return
1 Year	(1.99)%		1 Year	3.74%
5 Years	4.30	%§	5 Years	5.29	%§
10 Years	3.31	%§	10 Years	3.67	%§

2020 Strategy Fund - Class E			2020 Strategy Fund - Class S
	Total			Total
	Return			Return
1 Year	4.00%		1 Year	4.28%
5 Years	5.53	%§	5 Years	5.79	%§
10 Years	3.94	%§	10 Years	4.20	%§

2020 Strategy Fund - Class R1			Bloomberg Barclays U.S. Aggregate Bond Index**C
	Total			Total
	Return			Return
1 Year	4.28%		1 Year	4.37%
5 Years	5.79	%§	5 Years	2.90	%§
10 Years	4.19	%§	10 Years	4.64	%§

2020 Strategy Fund - Class R4‡‡
	Total
	Return
1 Year	4.02%
5 Years	5.55	%§
10 Years	3.93	%§

126 2020 Strategy Fund

Russell Investment Company
2020 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The 2020 Strategy Fund (the “Fund”) is a fund of funds that	the fixed income Underlying Funds, exposure to high yield debt
invests in other Russell Investment Company mutual funds (the	was beneficial as it was one of the best performing asset classes
“Underlying Funds”). The Underlying Funds employ a multi-	globally. Falling interest rates also helped other fixed income
manager approach whereby portions of the Underlying Funds are	assets in the Underlying Funds rally, as well as more rate sensitive
allocated to different money managers. Underlying Fund assets not	real assets like global real estate investment trusts and global
allocated to money managers are managed by Russell Investment	infrastructure. With interest rates falling, income opportunities
Management, LLC (“RIM”), the Fund’s and Underlying Funds’	around the globe continued to shrink and income available from
advisor. RIM, as the Underlying Funds’ advisor, may change	most assets fell.
the allocation of the Underlying Funds’ assets among money	The U.S. equity market, as measured by the S&P 500® Index,
managers at any time. An exemptive order from the Securities	was up 4.51% over the period but also experienced multiple
and Exchange Commission (“SEC”) permits RIM to engage or	draw downs. The Fund’s strategic exposure to global equities
terminate a money manager in an Underlying Fund at any time,	proved beneficial over the period as emerging markets rallied
subject to approval by the Underlying Fund’s Board, without a	and outperformed U.S. equities. By contrast, non-U.S. developed
shareholder vote. Pursuant to the terms of the exemptive order, an	equity was one of the lowest performing portions of the Fund’s
Underlying Fund is required to notify its shareholders within 90	exposure as falling commodities and currencies weighed on
days of when a money manager begins providing services.	returns.

What is the Fund’s investment objective?	How did the investment strategies and techniques employed
The Fund seeks to provide capital growth and income consistent	by the Fund and the Underlying Funds affect the Fund’s
with its current asset allocation which will change over time, with	performance?
an increasing allocation to fixed income funds.	The Fund is a fund of funds and its performance is based on RIM’s
The Fund pursues this objective by investing in a diversified	strategic asset allocations, the performance of the Underlying
portfolio that, as of October 31, 2016, consisted of approximately	Funds in which the Fund invests, and tactical changes in the
35.0% equity Underlying Funds, 58.2% fixed income Underlying	Fund’s asset allocation throughout the year.
Funds and 6.8% alternative Underlying Funds. The Fund’s	In order to seek to achieve the Fund’s objective during the period,
allocation to fixed income Underlying Funds will be fixed at	RIM’s strategic asset allocation included investments in global
66.3% in approximately the year 2020.	equity, alternative and fixed income Underlying Funds. The
How did the Fund perform relative to its benchmark for the	Fund’s diverse asset allocation partially hindered performance
fiscal year ended October 31, 2016?	during the period as certain of these exposures underperformed
For the fiscal year ended October 31, 2016, the Fund’s Class A,	the Bloomberg Barclays U.S. Aggregate Bond Index. While
Class E, Class R1, Class R4, Class R5 and Class S gained 4.00%,	areas like high yield bonds, as measured by the BofA Merrill
4.00%, 4.28%, 4.02%, 3.74% and 4.28%, respectively. This	Lynch Global High Yield Index Hedged USD, outperformed the
is compared to the Fund’s primary benchmark, the Bloomberg	Bloomberg Barclays U.S. Aggregate Bond, areas like commodities
Barclays U.S. Aggregate Bond Index, which gained 4.37% during	and non-U.S. developed equities delivered negative returns as
the same period. The Fund’s performance includes operating	measured by the Bloomberg Commodity Index Total Return and
expenses, whereas index returns are unmanaged and do not	Russell Developed ex-U.S. Large Cap® Index Net, respectively.
include expenses of any kind.	The underperformance of certain of the Fund’s exposures relative
For the fiscal year ended October 31, 2016, the Morningstar®	to the Bloomberg Barclays U.S. Aggregate Bond Index was
Target-Date 2020 Category gained 3.30%. This result serves as	partially offset by strong excess returns within the fixed income
a peer comparison and is expressed net of operating expenses.	portion of the Fund’s portfolio. Underlying Fund bond issue
selection during the period was generally additive to returns
How did the market conditions described in the Market	as fixed income money managers were able to pick well within
Summary report affect the Fund’s performance?	credit, avoiding defaults in places like the energy sector where
The Fund seeks to achieve its objective by investing in Underlying	trouble occurred with falling energy prices in early 2016. As
Funds that provide exposure to a range of diversified investments,	such, allocations to the Russell Strategic Bond Fund and Russell
and most major asset classes invested in by the Underlying	Investment Grade Bond Fund were positive from a benchmark-
Funds produced positive absolute returns during the period.	relative perspective. Both Funds were positively impacted by
Markets during the fiscal year were characterized by higher	their overweight to credit and additive currency positioning also
levels of volatility and dispersion across return sources. Within	helped to drive excess return.

2020 Strategy Fund 127

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2020 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

By contrast, equity selection and positioning was more difficult,	equity markets declined substantially, and RIM added further risk
with allocations to non-U.S. equity Underlying Funds detracting	to the portfolio by overweighting Underlying Funds that invest
from the Fund’s performance and security selection within	in high yield credit and emerging markets equity compared with
those Underlying Funds struggling. In addition, overweights	core bond holdings and cash. Markets subsequently rebounded
to European securities in the Select International Equity Fund	from the February lows and RIM reduced risk exposure to a more
caused the Underlying Fund to struggle as European equities	defensive stance with the Fund’s equity allocation below strategic
continued to lag the U.S. equity market.	weights. RIM’s modifications to the Fund’s asset allocation were additive during the period.
Describe any changes to the Fund’s structure or allocation
to the Underlying Funds.	The views expressed in this report reflect those of the
RIM has the discretion to vary the Fund’s actual allocation from	portfolio managers only through the end of the period
the target strategic asset allocation by up to +/- 5% at the equity,	covered by the report. These views do not necessarily
fixed income or alternative category level based on RIM’s capital	represent the views of RIM, or any other person in RIM or
markets research. RIM’s asset allocation modifications benefited	any other affiliated organization. These views are subject
the Fund’s performance relative to the Fund’s target strategic	to change at any time based upon market conditions or
asset allocation.	other events, and RIM disclaims any responsibility to
RIM adapted the Fund’s asset allocation over the period as market	update the views contained herein. These views should not
opportunities and risks evolved. The Fund was defensively	be relied on as investment advice and, because investment
positioned in the fourth quarter of 2015, favoring fixed income	decisions for a Russell Investment Company (“RIC”) Fund
over equity Underlying Funds. During the first quarter of 2016,	are based on numerous factors, should not be relied on as
an indication of investment decisions of any RIC Fund.

^ In prior years, the performance of the Fund’s Class E shares was used in the line graph. Class S Shares will have substantially similar annual returns as the Class
E Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the
Class S Shares do not have the same expenses as the Class E Shares.

* Assumes initial investment on November 1, 2006.

** The Bloomberg Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

Effective August 24, 2016, the Barclays fixed income benchmark indices, including the Barclays Aggregate family of indices, were renamed the Bloomberg
Barclays family of indices.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class R4 Shares on October 1, 2014. The returns shown for Class R4 Shares prior to that date are the returns of the Fund's Class R2
Shares.

‡‡‡ The Fund first issued Class R5 Shares on October 1, 2014. The returns shown for Class R5 Shares prior to that date are the returns of the Fund’s Class R3
Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

128 2020 Strategy Fund

Russell Investment Company
2020 Strategy Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses			Hypothetical
The following disclosure provides important information			Performance (5%
		Actual	return before
regarding the Fund’s Shareholder Expense Example	Class A	Performance	expenses)
(“Example”).	Beginning Account Value
	May 1, 2016	$1,000.00	$1,000.00
Example	Ending Account Value
As a shareholder of the Fund, you incur two types of costs: (1)	October 31, 2016	$1,025.90	$1,023.88
transaction costs, including sales charges (loads) on certain	Expenses Paid During Period*	$1.27	$1.27
purchase or redemption payments, and (2) ongoing costs,	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
including advisory and administrative fees; distribution and/or	(representing the six month period annualized), multiplied by the average
service fees; and other Fund expenses. The Example is intended	account value over the period, multiplied by 184/366 (to reflect the one-half year period).
to help you understand your ongoing costs (in dollars) of investing
in the Fund and to compare these costs with the ongoing costs of			Hypothetical
investing in other mutual funds. The Example is based on an			Performance (5%
		Actual	return before
investment of $1,000 invested at the beginning of the period and	Class E	Performance	expenses)
held for the entire period indicated, which for this Fund is from	Beginning Account Value
May 1, 2016 to October 31, 2016.	May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
Actual Expenses	October 31, 2016	$1,025.80	$1,023.88
The information in the table under the heading “Actual	Expenses Paid During Period*	$1.27	$1.27
Performance” provides information about actual account values	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
and actual expenses. You may use the information in this column,	(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period).

$1,000 (for example, an $8,600 account value divided by $1,000			Hypothetical
= 8.6), then multiply the result by the number in the first column			Performance (5%
in the row entitled “Expenses Paid During Period” to estimate		Actual	return before
the expenses you paid on your account during this period.	Class R1	Performance	expenses)
Beginning Account Value
Hypothetical Example for Comparison Purposes	May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
The information in the table under the heading “Hypothetical	October 31, 2016	$1,027.20	$1,025.14
Performance (5% return before expenses)” provides information	Expenses Paid During Period*	$—	$—
about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of	* There were no expenses charged to the Class.
return of 5% per year before expenses, which is not the Fund’s			Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
	Class R4	Performance	expenses)
expenses you paid for the period. You may use this information	Beginning Account Value
to compare the ongoing costs of investing in the Fund and other	May 1, 2016	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2016	$1,025.90	$1,023.88
of other funds.	Expenses Paid During Period*	$1.27	$1.27
Please note that the expenses shown in the table are meant	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
to highlight your ongoing costs only and do not reflect any	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half
transactional costs. Therefore, the information under the heading	year period).
“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2020 Strategy Fund 129

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2020 Strategy Fund

Shareholder Expense Example, continued — October 31, 2016 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class R5	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,024.50	$1,022.62
Expenses Paid During Period*	$2.54	$2.54

* Expenses are equal to the Fund's annualized expense ratio of 0.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,027.20	$1,025.14
Expenses Paid During Period*	$—	$—

* There were no expenses charged to the Class.

130 2020 Strategy Fund

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2020 Strategy Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)

		Fair
		Value
	Shares	$
Investments in Russell Affiliated Mutual Funds - 100.0%
Alternative - 5.8%
Russell Commodity Strategies Fund Class Y	239,241	1,318
Russell Global Infrastructure Fund Class Y	103,503	1,183
Russell Global Real Estate Securities Fund Class Y	24,906	890
		3,391

Domestic Equities - 19.0%
Russell U.S. Defensive Equity Fund Class Y	30,336	1,493
Russell U.S. Dynamic Equity Fund Class Y	95,851	952
Russell U.S. Small Cap Equity Fund Class Y	54,701	1,510
Select U.S. Equity Fund Class Y	656,823	7,173
		11,128

Fixed Income - 58.3%
Russell Global Opportunistic Credit Fund Class Y	194,571	1,891
Russell Investment Grade Bond Fund Class Y	305,618	6,825
Russell Short Duration Bond Fund Class Y	306,945	5,918
Russell Strategic Bond Fund Class Y	1,760,845	19,475
		34,109

International Equities - 16.9%
Russell Emerging Markets Fund Class Y	79,021	1,317
Russell Global Equity Fund Class Y	313,374	3,269
Select International Equity Fund Class Y	620,645	5,331
		9,917

Total Investments in Russell Affiliated Mutual Funds
(cost $50,811)		58,545

Total Investments 100.0%
(identified cost $50,811)		58,545

Other Assets and Liabilities, Net - 0.0%		19
Net Assets - 100.0%		58,564

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient	Total	% of Net Assets
Investments in Russell Affiliated Mutual
Funds	$58,545	$—	$—	$—	$58,545	100.0
Total Investments	58,545	—	—	—	58,545	100.0
Other Assets and Liabilities, Net						—*
						100.0

* Less than 0.05% of net assets.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

2020 Strategy Fund 131

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2020 Strategy Fund

Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$50,811
Investments, at fair value(>)	58,545
Receivables:
Investments sold	104
Fund shares sold	42
Total assets	58,691

Liabilities
Payables:
Fund shares redeemed	120
Accrued fees to affiliates	7
Total liabilities	127

Net Assets	$58,564

Net Assets Consist of:
Accumulated net realized gain (loss)	$1,470
Unrealized appreciation (depreciation) on investments	7,734
Shares of beneficial interest	75
Additional paid-in capital	49,285
Net Assets	$58,564

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$7.80
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$8.28
Class A — Net assets	$200,207
Class A — Shares outstanding ($.01 par value)	25,672
Net asset value per share: Class E(#)	$7.81
Class E — Net assets	$1,874,953
Class E — Shares outstanding ($.01 par value)	240,114
Net asset value per share: Class R1(#)	$7.79
Class R1 — Net assets	$30,034,105
Class R1 — Shares outstanding ($.01 par value)	3,855,850
Net asset value per share: Class R4(#)	$7.79
Class R4 — Net assets	$9,818,648
Class R4 — Shares outstanding ($.01 par value)	1,260,822
Net asset value per share: Class R5(#)	$7.78
Class R5 — Net assets	$11,544,241
Class R5 — Shares outstanding ($.01 par value)	1,484,337
Net asset value per share: Class S(#)	$7.79
Class S — Net assets	$5,091,809
Class S — Shares outstanding ($.01 par value)	653,644
Amounts in thousands
(>) Investments in affiliated Russell funds	$58,545

(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

132 2020 Strategy Fund

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2020 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Income distributions from affiliated Russell funds	$1,865

Expenses
Distribution fees - Class A	1
Distribution fees - Class R5	33
Shareholder servicing fees - Class E	5
Shareholder servicing fees - Class R4	24
Shareholder servicing fees - Class R5	33
Total expenses	96
Net investment income (loss)	1,769

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,302
Capital gain distributions from Underlying Funds	775
Net realized gain (loss)	2,077
Net change in unrealized appreciation (depreciation) on investments	(1,468)
Net realized and unrealized gain (loss)	609
Net Increase (Decrease) in Net Assets from Operations	$2,378

See accompanying notes which are an integral part of the financial statements.

2020 Strategy Fund 133

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2020 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,769	$2,315
Net realized gain (loss)	2,077	6,344
Net change in unrealized appreciation (depreciation)	(1,468)	(7,746)
Net increase (decrease) in net assets from operations	2,378	913

Distributions
From net investment income
Class A	(5)	(10)
Class E	(50)	(47)
Class R1	(995)	(1,192)
Class R4	(244)	(280)
Class R5	(331)	(561)
Class S	(156)	(226)
From net realized gain
Class A	(19)	(152)
Class E	(179)	(577)
Class R1	(3,345)	(12,846)
Class R4	(841)	(3,500)
Class R5	(1,340)	(8,665)
Class S	(517)	(2,714)
Net decrease in net assets from distributions	(8,022)	(30,770)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(8,279)	(12,169)
Total Net Increase (Decrease) in Net Assets	(13,923)	(42,026)

Net Assets
Beginning of period	72,487	114,513
End of period	$58,564	$72,487
Undistributed (overdistributed) net investment income included in net assets	$—	$1

See accompanying notes which are an integral part of the financial statements.

134 2020 Strategy Fund

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2020 Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	—	$—	—	$—
Proceeds from reinvestment of distributions	3	24	19	160
Payments for shares redeemed	(7)	(60)	(34)	(290)
Net increase (decrease)	(4)	(36)	(15)	(130)
Class E
Proceeds from shares sold	8	58	31	268
Proceeds from reinvestment of distributions	31	229	73	624
Payments for shares redeemed	(27)	(200)	(66)	(654)
Net increase (decrease)	12	87	38	238
Class R1
Proceeds from shares sold	775	6,095	2,175	19,668
Proceeds from reinvestment of distributions	579	4,329	1,634	14,022
Payments for shares redeemed	(2,023)	(15,764)	(3,517)	(33,000)
Net increase (decrease)	(669)	(5,340)	292	690
Class R4
Proceeds from shares sold	185	1,426	182	1,623
Proceeds from reinvestment of distributions	145	1,086	440	3,780
Payments for shares redeemed	(168)	(1,325)	(584)	(5,210)
Net increase (decrease)	162	1,187	38	193
Class R5
Proceeds from shares sold	379	2,899	637	5,959
Proceeds from reinvestment of distributions	224	1,671	1,076	9,226
Payments for shares redeemed	(1,036)	(8,086)	(2,889)	(27,154)
Net increase (decrease)	(433)	(3,516)	(1,176)	(11,969)
Class S
Proceeds from shares sold	154	1,187	161	1,447
Proceeds from reinvestment of distributions	90	672	342	2,935
Payments for shares redeemed	(323)	(2,520)	(612)	(5,573)
Net increase (decrease)	(79)	(661)	(109)	(1,191)
Total increase (decrease)	(1,011)	$(8,279)	(932)	$(12,169)

See accompanying notes which are an integral part of the financial statements.

2020 Strategy Fund 135

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2020 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2016	8.51	.20	.09	.29	(.22)	(.78)
October 31, 2015	12.11	.28	(.21)	.07	(.25)	(3.42)
October 31, 2014	11.92	.27	.37	.64	(.22)	(.23)
October 31, 2013	11.17	.24	.80	1.04	(.29)	—
October 31, 2012	10.55	.32	.54	.86	(.24)	—

Class E
October 31, 2016	8.52	.21	.08	.29	(.22)	(.78)
October 31, 2015	12.13	.21	(.14)	.07	(.26)	(3.42)
October 31, 2014	11.94	.22	.42	.64	(.22)	(.23)
October 31, 2013	11.19	.30	.74	1.04	(.29)	—
October 31, 2012	10.57	.25	.62	.87	(.25)	—

Class R1
October 31, 2016	8.50	.23	.08	.31	(.24)	(.78)
October 31, 2015	12.11	.23	(.14)	.09	(.28)	(3.42)
October 31, 2014	11.93	.27	.39	.66	(.25)	(.23)
October 31, 2013	11.18	.34	.73	1.07	(.32)	—
October 31, 2012	10.56	.27	.63	.90	(.28)	—

Class R4(1)
October 31, 2016	8.50	.20	.09	.29	(.22)	(.78)
October 31, 2015	12.11	.22	(.15)	.07	(.26)	(3.42)
October 31, 2014	11.92	.22	.42	.64	(.22)	(.23)
October 31, 2013	11.17	.30	.74	1.04	(.29)	—
October 31, 2012	10.54	.27	.60	.87	(.24)	—

Class R5(2)
October 31, 2016	8.49	.19	.08	.27	(.20)	(.78)
October 31, 2015	12.08	.22	(.16)	.06	(.23)	(3.42)
October 31, 2014	11.90	.21	.39	.60	(.19)	(.23)
October 31, 2013	11.15	.27	.74	1.01	(.26)	—
October 31, 2012	10.52	.23	.62	.85	(.22)	—

Class S
October 31, 2016	8.50	.23	.08	.31	(.24)	(.78)
October 31, 2015	12.11	.25	(.16)	.09	(.28)	(3.42)
October 31, 2014	11.93	.28	.38	.66	(.25)	(.23)
October 31, 2013	11.18	.32	.75	1.07	(.32)	—
October 31, 2012	10.56	.27	.63	.90	(.28)	—

See accompanying notes which are an integral part of the financial statements.

136 2020 Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(1.00)	7.80	4.00	200.25		.25	2.58	28
(3.67)	8.51	.59	253.25		.25	3.03	28
(.45)	12.11	5.48	540.25		.25	2.24	42
(.29)	11.92	9.52	1,460.25		.25	2.11	15
(.24)	11.17	8.33	902.25		.25	3.02	21

(1.00)	7.81	4.00	1,875.25		.25	2.66	28
(3.68)	8.52	.52	1,947.25		.25	2.37	28
(.45)	12.13	5.52	2,312.25		.25	1.80	42
(.29)	11.94	9.48	2,240.25		.25	2.62	15
(.25)	11.19	8.39	2,380.25		.25	2.30	21

(1.02)	7.79	4.28	30,034	—	—	2.97	28
(3.70)	8.50	.78	38,455	—	—	2.56	28
(.48)	12.11	5.70	51,257	—	—	2.24	42
(.32)	11.93	9.77	92,947	—	—	2.95	15
(.28)	11.18	8.68	121,239	—	—	2.51	21

(1.00)	7.79	4.02	9,819.25		.25	2.56	28
(3.68)	8.50	.52	9,340.25		.25	2.41	28
(.45)	12.11	5.51	12,844.25		.25	1.82	42
(.29)	11.92	9.48	17,172.25		.25	2.65	15
(.24)	11.17	8.46	24,126.25		.25	2.55	21

(.98)	7.78	3.74	11,544.50		.50	2.48	28
(3.65)	8.49	.38	16,269.50		.50	2.37	28
(.42)	12.08	5.15	37,373.50		.50	1.73	42
(.26)	11.90	9.23	59,271.50		.50	2.38	15
(.22)	11.15	8.19	67,605.50		.50	2.17	21

(1.02)	7.79	4.28	5,092	—	—	2.96	28
(3.70)	8.50	.78	6,223	—	—	2.78	28
(.48)	12.11	5.70	10,187	—	—	2.32	42
(.32)	11.93	9.77	20,550	—	—	2.80	15
(.28)	11.18	8.68	22,285	—	—	2.53	21

See accompanying notes which are an integral part of the financial statements.

2020 Strategy Fund 137

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2020 Strategy Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Distribution fees	$2,509
Shareholder servicing fees	4,947
$7,456

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
Russell Commodity Strategies Fund	$1,677	$343	$645	$(166)	$109	$1,318	$—	$—
Russell Global Infrastructure Fund	1,442	287	542	(86)	82	1,183	38	36
Russell Global Real Estate Securities
Fund	1,442	289	728	270	(383)	890	31	64
Russell U.S. Defensive Equity Fund	1,871	206	635	286	(235)	1,493	25	—
Russell U.S. Dynamic Equity Fund	1,288	406	606	12	(148)	952	57	115
Russell U.S. Small Cap Equity Fund	2,072	513	1,015	301	(361)	1,510	17	126
Select U.S. Equity Fund	9,107	1,539	3,637	155	9	7,173	219	12
Russell Global Opportunistic Credit
Fund	3,044	301	1,575	(158)	279	1,891	84	—
Russell Investment Grade Bond Fund	10,104	1,774	5,053	57	(57)	6,825	358	14
Russell Short Duration Bond Fund	4,720	3,224	2,098	(33)	105	5,918	90	3
Russell Strategic Bond Fund	23,584	4,929	9,242	645	(441)	19,475	696	125
Russell Emerging Markets Fund	1,766	258	820	158	(45)	1,317	6	—
Russell Global Equity Fund	3,630	1,494	1,658	304	(501)	3,269	65	280
Select International Equity Fund	6,747	1,655	2,747	(443)	119	5,331	179	—
	$72,494	$17,218	$31,001	$1,302	$(1,468)	$58,545	$1,865	$775

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of Investments	$51,559,104
Unrealized Appreciation	$8,057,843
Unrealized Depreciation	(1,072,425)
Net Unrealized Appreciation (Depreciation)	$6,985,418
Undistributed Ordinary Income	$85,888
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$2,132,456
Tax Composition of Distributions
Ordinary Income	$1,900,115
Long-Term Capital Gains	$6,122,044

Net investment income and net realized gains (losses) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent differences between book and tax accounting.  These differences may be due to foreign currency gains or losses, reclassifications of dividends and /or differences in treatment of income from swaps.  These adjustments have no impact on the net assets.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

See accompanying notes which are an integral part of the financial statements.

138 2020 Strategy Fund

Russell Investment Company
2020 Strategy Fund

Federal Income Taxes, continued

Undistributed net investment income	$11
Accumulated net realized gain (loss)	(10)
Additional paid-in capital	(1)

See accompanying notes which are an integral part of the financial statements.

2020 Strategy Fund 139

Russell Investment Company
2025 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

2025 Strategy Fund - Class R1			2025 Strategy Fund - Class R5‡
	Total			Total
	Return			Return
1 Year	4.12%		1 Year	3.60%
5 Years	6.46	%§	5 Years	5.94	%§
Inception*	4.13	%§	Inception*	3.60	%§

2025 Strategy Fund - Class R4‡			Russell 1000® Index**
	Total			Total
	Return			Return
1 Year	3.86%		1 Year	4.26%
5 Years	6.21	%§	5 Years	13.51	%§
Inception*	3.88	%§	Inception*	8.12	%§

140 2025 Strategy Fund

Russell Investment Company
2025 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The 2025 Strategy Fund (the “Fund”) is a fund of funds that	was beneficial as it was one of the best performing asset classes
invests in other Russell Investment Company mutual funds (the	globally. Falling interest rates also helped other fixed income
“Underlying Funds”). The Underlying Funds employ a multi-	assets in the Underlying Funds rally, as well as more rate sensitive
manager approach whereby portions of the Underlying Funds are	real assets like global real estate investment trusts and global
allocated to different money managers. Underlying Fund assets not	infrastructure. With interest rates falling, income opportunities
allocated to money managers are managed by Russell Investment	around the globe continued to shrink and income available from
Management, LLC (“RIM”), the Fund’s and Underlying Funds’	most assets fell.
advisor. RIM, as the Underlying Funds’ advisor, may change	The U.S. equity market, as measured by the S&P 500® Index,
the allocation of the Underlying Funds’ assets among money	was up 4.51% over the period but also experienced multiple
managers at any time. An exemptive order from the Securities	draw downs. The Fund’s strategic exposure to global equities
and Exchange Commission (“SEC”) permits RIM to engage or	proved beneficial over the period as emerging markets rallied
terminate a money manager in an Underlying Fund at any time,	and outperformed U.S. equities. By contrast, non-U.S. developed
subject to approval by the Underlying Fund’s Board, without a	equity was one of the lowest performing portions of the Fund’s
shareholder vote. Pursuant to the terms of the exemptive order, an	exposure as falling commodities and currencies weighed on
Underlying Fund is required to notify its shareholders within 90	returns.
days of when a money manager begins providing services.

What is the Fund’s investment objective?	How did the investment strategies and techniques employed
by the Fund and the Underlying Funds affect the Fund’s
The Fund seeks to provide capital growth and income consistent	performance?
with its current asset allocation which will change over time, with	The Fund is a fund of funds and its performance is based on RIM’s
an increasing allocation to fixed income funds.	strategic asset allocations, the performance of the Underlying
The Fund pursues this objective by investing in a diversified	Funds in which the Fund invests, and tactical changes in the
portfolio that, as of October 31, 2016, consisted of approximately	Fund’s asset allocation throughout the year.
44.9% equity Underlying Funds, 47.8% fixed income Underlying	In order to seek to achieve the Fund’s objective during the period,
Funds and 7.3% alternative Underlying Funds. The Fund’s	RIM’s strategic asset allocation included investments in global
allocation to fixed income Underlying Funds will be fixed at	equity, alternative and fixed income Underlying Funds. The
66.3% in approximately the year 2025.	Fund’s diverse asset allocation partially hindered performance
How did the Fund perform relative to its benchmark for the	during the period as certain of these exposures underperformed
fiscal year ended October 31, 2016?	the Russell 1000® Index. While areas like high yield bonds, as
For the fiscal year ended October 31, 2016, the Fund’s Class R1,	measured by the BofA Merrill Lynch Global High Yield Index
Class R4 and Class R5 Shares gained 4.12%, 3.86% and 3.60%,	Hedged USD, outperformed the Russell 1000® Index, areas like
respectively. This is compared to the Fund’s primary benchmark,	commodities and non-U.S. developed equities delivered negative
the Russell 1000® Index, which gained 4.26% during the same	returns as measured by the Bloomberg Commodity Index Total
period. The Fund’s performance includes operating expenses,	Return and Russell Developed ex-U.S. Large Cap® Index Net,
whereas index returns are unmanaged and do not include	respectively.
expenses of any kind.	The Fund’s underperformance relative to the Russell 1000®
For the fiscal year ended October 31, 2016, the Morningstar®	Index was partially offset by strong active management within
Target-Date 2025 Category gained 3.08%. This result serves as	the fixed income portion of the Fund’s portfolio. Underlying Fund
a peer comparison and is expressed net of operating expenses.	bond issue selection during the period was generally additive to returns as fixed income money managers were able to pick well
How did the market conditions described in the Market	within credit, avoiding defaults in places like the energy sector
Summary report affect the Fund’s performance?	where trouble occurred with falling energy prices in early 2016.
The Fund seeks to achieve its objective by investing in Underlying	As such, an allocation to the Russell Strategic Bond Fund was
Funds that provide exposure to a range of diversified investments,	positive from a benchmark-relative perspective. The Underlying
and most major asset classes invested in by the Underlying	Fund was positively impacted by its overweight to credit and
Funds produced positive absolute returns during the period.	additive currency positioning also helped to drive excess return.
Markets during the fiscal year were characterized by higher	By contrast, equity selection and positioning was more difficult,
levels of volatility and dispersion across return sources. Within	with allocations to non-U.S. equity Underlying Funds detracting
the fixed income Underlying Funds, exposure to high yield debt	from the Fund’s performance and security selection within

2025 Strategy Fund 141

Russell Investment Company
2025 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

those Underlying Funds struggling. In addition, overweights	in high yield credit and emerging markets equity compared with
to European securities in the Select International Equity Fund	core bond holdings and cash. Markets subsequently rebounded
caused the Underlying Fund to struggle as European equities	from the February lows and RIM reduced risk exposure to a more
continued to lag the U.S. equity market.	defensive stance with the Fund’s equity allocation below strategic weights. RIM’s modifications to the Fund’s asset allocation were
Describe any changes to the Fund’s structure or allocation	additive during the period.
to the Underlying Funds.
RIM has the discretion to vary the Fund’s actual allocation from	The views expressed in this report reflect those of the
the target strategic asset allocation by up to +/- 5% at the equity,	portfolio managers only through the end of the period
fixed income or alternative category level based on RIM’s capital	covered by the report. These views do not necessarily
markets research. RIM’s asset allocation modifications benefited	represent the views of RIM, or any other person in RIM or
the Fund’s performance relative to the Fund’s target strategic	any other affiliated organization. These views are subject
asset allocation.	to change at any time based upon market conditions or
RIM adapted the Fund’s asset allocation over the period as market	other events, and RIM disclaims any responsibility to
opportunities and risks evolved. The Fund was defensively	update the views contained herein. These views should not
positioned in the fourth quarter of 2015, favoring fixed income	be relied on as investment advice and, because investment
over equity Underlying Funds. During the first quarter of 2016,	decisions for a Russell Investment Company (“RIC”) Fund
equity markets declined substantially, and RIM added further risk	are based on numerous factors, should not be relied on as
to the portfolio by overweighting Underlying Funds that invest	an indication of investment decisions of any RIC Fund.

* Assumes initial investment on March 31, 2008.

** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

‡ The Fund first issued Class R4 and Class R5 Shares on October 1, 2014. The returns shown for Class R4 and Class R5 Shares prior to that date are the returns of the Fund’s Class R2 and Class R3 Shares, respectively.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

142 2025 Strategy Fund

Russell Investment Company
2025 Strategy Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses			Hypothetical
The following disclosure provides important information			Performance (5%
		Actual	return before
regarding the Fund’s Shareholder Expense Example	Class R1	Performance	expenses)
(“Example”).	Beginning Account Value
	May 1, 2016	$1,000.00	$1,000.00
Example	Ending Account Value
As a shareholder of the Fund, you incur ongoing costs, including	October 31, 2016	$1,029.10	$1,025.14
distribution (12b-1) and/or service fees and other Fund expenses.	Expenses Paid During Period*	$—	$—
The Example is intended to help you understand your ongoing	* There were no expenses charged to the Class.
costs (in dollars) of investing in the Fund and to compare these
costs with the ongoing costs of investing in other mutual funds.			Hypothetical
Performance (5%
The Example is based on an investment of $1,000 invested at the		Actual	return before
beginning of the period and held for the entire period indicated,	Class R4	Performance	expenses)
which for this Fund is from May 1, 2016 to October 31, 2016.	Beginning Account Value
	May 1, 2016	$1,000.00	$1,000.00
Actual Expenses	Ending Account Value
The information in the table under the heading “Actual	October 31, 2016	$1,027.80	$1,023.88
	Expenses Paid During Period*	$1.27	$1.27
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
together with the amount you invested, to estimate the expenses	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period).
$1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first column			Hypothetical
in the row entitled “Expenses Paid During Period” to estimate			Performance (5%
		Actual	return before
the expenses you paid on your account during this period.	Class R5	Performance	expenses)
Beginning Account Value
Hypothetical Example for Comparison Purposes	May 1, 2016	$1,000.00	$1,000.00
The information in the table under the heading “Hypothetical	Ending Account Value
Performance (5% return before expenses)” provides information	October 31, 2016	$1,026.50	$1,022.62
about hypothetical account values and hypothetical expenses	Expenses Paid During Period*	$2.55	$2.54
based on the Fund’s actual expense ratio and an assumed rate of	* Expenses are equal to the Fund's annualized expense ratio of 0.50%
return of 5% per year before expenses, which is not the Fund’s	(representing the six month period annualized), multiplied by the average
actual return. The hypothetical account values and expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
may not be used to estimate the actual ending account balance or	year period).
expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant
to highlight your ongoing costs only and do not reflect any
transactional costs. Therefore, the information under the heading
“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2025 Strategy Fund 143

Russell Investment Company
2025 Strategy Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)
		Fair
		Value
	Shares	$
Investments in Russell Affiliated Mutual Funds - 100.0%
Alternative - 6.3%
Russell Commodity Strategies Fund Class Y	121,743	671
Russell Global Infrastructure Fund Class Y	53,064	606
Russell Global Real Estate Securities Fund Class Y	13,148	470
		1,747

Domestic Equities - 23.8%
Russell U.S. Defensive Equity Fund Class Y	14,956	736
Russell U.S. Dynamic Equity Fund Class Y	63,934	635
Russell U.S. Small Cap Equity Fund Class Y	38,566	1,065
Select U.S. Equity Fund Class Y	382,189	4,173
		6,609

Fixed Income - 47.8%
Russell Global Opportunistic Credit Fund Class Y	87,729	853
Russell Investment Grade Bond Fund Class Y	133,429	2,980
Russell Short Duration Bond Fund Class Y	62,934	1,213
Russell Strategic Bond Fund Class Y	745,217	8,242
		13,288

International Equities - 22.1%
Russell Emerging Markets Fund Class Y	54,663	911
Russell Global Equity Fund Class Y	193,714	2,021
Select International Equity Fund Class Y	375,082	3,222
		6,154

Total Investments in Russell Affiliated Mutual Funds
(cost $24,986)		27,798

Total Investments 100.0%
(identified cost $24,986)		27,798

Other Assets and Liabilities, Net - (0.0%)		(4)
Net Assets - 100.0%		27,794

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient	Total	% of Net Assets
Investments in Russell Affiliated Mutual
Funds	$27,798	$—	$—	$—	$27,798	100.0
Total Investments	27,798	—	—	—	27,798	100.0
Other Assets and Liabilities, Net						(—)*
						100.0
* Less than 0.05% of net assets.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

144 2025 Strategy Fund

Russell Investment Company
2025 Strategy Fund

Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$24,986
Investments, at fair value(>)	27,798
Receivables:
Fund shares sold	11
Total assets	27,809

Liabilities
Payables:
Investments purchased	8
Fund shares redeemed	3
Accrued fees to affiliates	4
Total liabilities	15

Net Assets	$27,794

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$—
Accumulated net realized gain (loss)	(105)
Unrealized appreciation (depreciation) on investments	2,812
Shares of beneficial interest	34
Additional paid-in capital	25,053
Net Assets	$27,794

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class R1(#)	$8.23
Class R1 — Net assets	$14,977,970
Class R1 — Shares outstanding ($.01 par value)	1,819,316
Net asset value per share: Class R4(#)	$8.24
Class R4 — Net assets	$7,206,337
Class R4 — Shares outstanding ($.01 par value)	874,787
Net asset value per share: Class R5(#)	$8.21
Class R5 — Net assets	$5,609,493
Class R5 — Shares outstanding ($.01 par value)	683,201
Amounts in thousands
(>) Investments in affiliated Russell funds	$27,798

(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

2025 Strategy Fund 145

Russell Investment Company
2025 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Income distributions from affiliated Russell funds	$798

Expenses
Distribution fees - Class R5	16
Shareholder servicing fees - Class R4	18
Shareholder servicing fees - Class R5	16
Total expenses	50
Net investment income (loss)	748

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	9
Capital gain distributions from Underlying Funds	402
Net realized gain (loss)	411
Net change in unrealized appreciation (depreciation) on investments	(143)
Net realized and unrealized gain (loss)	268
Net Increase (Decrease) in Net Assets from Operations	$1,016

See accompanying notes which are an integral part of the financial statements.

146 2025 Strategy Fund

Russell Investment Company
2025 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$748	$798
Net realized gain (loss)	411	522
Net change in unrealized appreciation (depreciation)	(143)	(1,110)
Net increase (decrease) in net assets from operations	1,016	210

Distributions
From net investment income
Class R1	(401)	(424)
Class R4	(194)	(176)
Class R5	(154)	(199)
From net realized gain
Class R1	(414)	(3,163)
Class R4	(226)	(1,537)
Class R5	(201)	(2,105)
Net decrease in net assets from distributions	(1,590)	(7,604)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(3,401)	4,967
Total Net Increase (Decrease) in Net Assets	(3,975)	(2,427)

Net Assets
Beginning of period	31,769	34,196
End of period	$27,794	$31,769

See accompanying notes which are an integral part of the financial statements.

2025 Strategy Fund 147

Russell Investment Company
2025 Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	368	$2,999	1,597	$13,886
Proceeds from reinvestment of distributions	103	815	423	3,588
Payments for shares redeemed	(658)	(5,375)	(1,380)	(11,770)
Net increase (decrease)	(187)	(1,561)	640	5,704
Class R4
Proceeds from shares sold	158	1,272	182	1,576
Proceeds from reinvestment of distributions	53	420	201	1,712
Payments for shares redeemed	(234)	(1,888)	(211)	(1,804)
Net increase (decrease)	(23)	(196)	172	1,484
Class R5
Proceeds from shares sold	151	1,209	298	2,611
Proceeds from reinvestment of distributions	45	355	272	2,304
Payments for shares redeemed	(396)	(3,208)	(803)	(7,136)
Net increase (decrease)	(200)	(1,644)	(233)	(2,221)
Total increase (decrease)	(410)	$(3,401)	579	$4,967

See accompanying notes which are an integral part of the financial statements.

148 2025 Strategy Fund

(This page intentionally left blank)

Russell Investment Company
2025 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class R1
October 31, 2016	8.39	.22	.10	.32	(.23)	(.25)
October 31, 2015	10.67	.21	(.15)	.06	(.25)	(2.09)
October 31, 2014	10.80	.25	.39	.64	(.24)	(.53)
October 31, 2013	10.01	.28	.96	1.24	(.26)	(.19)
October 31, 2012	9.44	.22	.61	.83	(.23)	(.03)

Class R4(1)
October 31, 2016	8.40	.21	.09	.30	(.21)	(.25)
October 31, 2015	10.67	.20	(.15)	.05	(.23)	(2.09)
October 31, 2014	10.81	.19	.42	.61	(.22)	(.53)
October 31, 2013	10.01	.23	1.00	1.23	(.24)	(.19)
October 31, 2012	9.44	.22	.58	.80	(.20)	(.03)

Class R5(2)
October 31, 2016	8.37	.19	.09	.28	(.19)	(.25)
October 31, 2015	10.64	.19	(.17)	.02	(.20)	(2.09)
October 31, 2014	10.77	.19	.40	.59	(.19)	(.53)
October 31, 2013	9.98	.20	.99	1.19	(.21)	(.19)
October 31, 2012	9.41	.19	.58	.77	(.17)	(.03)

See accompanying notes which are an integral part of the financial statements.

150 2025 Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(.48)	8.23	4.12	14,978	—	—	2.75	27
(2.34)	8.39	.52	16,836	—	—	2.35	53
(.77)	10.67	6.23	14,573	—	—	2.41	67
(.45)	10.80	12.93	22,717	—	—	2.75	28
(.26)	10.01	9.00	34,875	—	—	2.32	37

(.46)	8.24	3.86	7,206.25		.25	2.61	27
(2.32)	8.40	.37	7,540.25		.25	2.27	53
(.75)	10.67	5.87	7,743.25		.25	1.83	67
(.43)	10.81	12.68	6,736.25		.25	2.20	28
(.23)	10.01	8.67	6,235.25		.25	2.28	37

(.44)	8.21	3.60	5,610.50		.50	2.39	27
(2.29)	8.37	.07	7,393.50		.50	2.14	53
(.72)	10.64	5.70	11,880.50		.50	1.84	67
(.40)	10.77	12.41	16,585.50		.50	1.99	28
(.20)	9.98	8.40	14,350.50		.50	2.00	37

See accompanying notes which are an integral part of the financial statements.

2025 Strategy Fund 151

Russell Investment Company
2025 Strategy Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Distribution fees	$1,203
Shareholder servicing fees	2,729
$3,932

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions

Russell Commodity Strategies Fund	$780	$173	$255	$(87)	$60	$671	$—	$—
Russell Global Infrastructure Fund	685	139	213	(36)	31	606	18	16
Russell Global Real Estate Securities
Fund	683	158	319	61	(113)	470	15	29
Russell U.S. Defensive Equity Fund	854	107	248	95	(72)	736	11	—
Russell U.S. Dynamic Equity Fund	781	246	313	11	(90)	635	33	67
Russell U.S. Small Cap Equity Fund	1,302	313	519	87	(118)	1,065	11	76
Select U.S. Equity Fund	4,922	760	1,596	67	20	4,173	118	6
Russell Global Opportunistic Credit
Fund	1,284	152	635	(60)	112	853	36	—
Russell Investment Grade Bond Fund	3,932	704	1,662	(22)	28	2,980	138	6
Russell Short Duration Bond Fund	398	1,066	269	(2)	20	1,213	16	—
Russell Strategic Bond Fund	9,170	1,958	2,975	36	53	8,242	267	46
Russell Emerging Markets Fund	1,113	205	488	(49)	130	911	4	—
Russell Global Equity Fund	2,106	765	738	93	(205)	2,021	36	156
Select International Equity Fund	3,763	830	1,187	(185)	1	3,222	95	—
	$31,773	$7,576	$11,417	$9	$(143)	$27,798	$798	$402

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of Investments	$25,649,986
Unrealized Appreciation	$2,459,575
Unrealized Depreciation	(311,829)
Net Unrealized Appreciation (Depreciation)	$2,147,746
Undistributed Ordinary Income	$21,025
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$538,506
Tax Composition of Distributions
Ordinary Income	$816,591
Long-Term Capital Gains	$773,227

See accompanying notes which are an integral part of the financial statements.

152 2025 Strategy Fund

Russell Investment Company
2025 Strategy Fund

Federal Income Taxes, continued

Net investment income and net realized gains (losses) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent differences between book and tax accounting.  These differences may be due to foreign currency gains or losses, reclassifications of dividends and /or differences in treatment of income from swaps.  These adjustments have no impact on the net assets.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$1
Accumulated net realized gain (loss)	(1)
Additional paid-in capital	—

See accompanying notes which are an integral part of the financial statements.

2025 Strategy Fund 153

Russell Investment Company
2030 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

2030 Strategy Fund - Class A‡			2030 Strategy Fund - Class R5‡‡‡
	Total			Total
	Return			Return
1 Year	(2.31)%		1 Year	3.34%
5 Years	5.55	%§	5 Years	6.55	%§
10 Years	2.71	%§	10 Years	2.98	%§

2030 Strategy Fund - Class E			2030 Strategy Fund - Class S
	Total			Total
	Return			Return
1 Year	3.63%		1 Year	3.87%
5 Years	6.82	%§	5 Years	7.08	%§
10 Years	3.23	%§	10 Years	3.49	%§

2030 Strategy Fund - Class R1			Russell 1000® Index**
	Total			Total
	Return			Return
1 Year	3.88%		1 Year	4.26%
5 Years	7.09	%§	5 Years	13.51	%§
10 Years	3.51	%§	10 Years	6.83	%§

2030 Strategy Fund - Class R4‡‡
	Total
	Return
1 Year	3.62%
5 Years	6.82	%§
10 Years	3.24	%§

154 2030 Strategy Fund

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2030 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The 2030 Strategy Fund (the “Fund”) is a fund of funds that	was beneficial as it was one of the best performing asset classes
invests in other Russell Investment Company mutual funds (the	globally. Falling interest rates also helped other fixed income
“Underlying Funds”). The Underlying Funds employ a multi-	assets in the Underlying Funds rally, as well as more rate sensitive
manager approach whereby portions of the Underlying Funds are	real assets like global real estate investment trusts and global
allocated to different money managers. Underlying Fund assets not	infrastructure. With interest rates falling, income opportunities
allocated to money managers are managed by Russell Investment	around the globe continued to shrink and income available from
Management, LLC (“RIM”), the Fund’s and Underlying Funds’	most assets fell.
advisor. RIM, as the Underlying Funds’ advisor, may change	The U.S. equity market, as measured by the S&P 500® Index,
the allocation of the Underlying Funds’ assets among money	was up 4.51% over the period but also experienced multiple
managers at any time. An exemptive order from the Securities	draw downs. The Fund’s strategic exposure to global equities
and Exchange Commission (“SEC”) permits RIM to engage or	proved beneficial over the period as emerging markets rallied
terminate a money manager in an Underlying Fund at any time,	and outperformed U.S. equities. By contrast, non-U.S. developed
subject to approval by the Underlying Fund’s Board, without a	equity was one of the lowest performing portions of the Fund’s
shareholder vote. Pursuant to the terms of the exemptive order, an	exposure as falling commodities and currencies weighed on
Underlying Fund is required to notify its shareholders within 90	returns.
days of when a money manager begins providing services.

What is the Fund’s investment objective?	How did the investment strategies and techniques employed
by the Fund and the Underlying Funds affect the Fund’s
The Fund seeks to provide capital growth and income consistent	performance?
with its current asset allocation which will change over time, with	The Fund is a fund of funds and its performance is based on RIM’s
an increasing allocation to fixed income funds.	strategic asset allocations, the performance of the Underlying
The Fund pursues this objective by investing in a diversified	Funds in which the Fund invests, and tactical changes in the
portfolio that, as of October 31, 2016, consisted of approximately	Fund’s asset allocation throughout the year.
56.8% equity Underlying Funds, 35.1% fixed income Underlying	In order to seek to achieve the Fund’s objective during the period,
Funds and 8.1% alternative Underlying Funds. The Fund’s	RIM’s strategic asset allocation included investments in global
allocation to fixed income Underlying Funds will be fixed at	equity, alternative and fixed income Underlying Funds. The
66.3% in approximately the year 2030.	Fund’s diverse asset allocation partially hindered performance
How did the Fund perform relative to its benchmark for the	during the period as certain of these exposures underperformed
fiscal year ended October 31, 2016?	the Russell 1000® Index. While areas like high yield bonds, as
For the fiscal year ended October 31, 2016, the Fund’s Class A,	measured by the BofA Merrill Lynch Global High Yield Index
Class E, Class R1, Class R4, Class R5 and Class S Shares gained	Hedged USD, outperformed the Russell 1000® Index, areas like
3.70%, 3.63%, 3.88%, 3.62%, 3.34% and 3.87%, respectively.	commodities and non-U.S. developed equities delivered negative
This is compared to the Fund’s primary benchmark, the Russell	returns as measured by the Bloomberg Commodity Index Total
1000® Index, which gained 4.26% during the same period. The	Return and Russell Developed ex-U.S. Large Cap® Index Net,
Fund’s performance includes operating expenses, whereas index	respectively.
returns are unmanaged and do not include expenses of any kind.	The Fund’s underperformance relative to the Russell 1000®
For the fiscal year ended October 31, 2016, the Morningstar®	Index was partially offset by strong active management within
Target-Date 2030 Category gained 3.04%. This result serves as	the fixed income portion of the Fund’s portfolio. Underlying Fund
a peer comparison and is expressed net of operating expenses.	bond issue selection during the period was generally additive to returns as fixed income money managers were able to pick well
How did the market conditions described in the Market	within credit, avoiding defaults in places like the energy sector
Summary report affect the Fund’s performance?	where trouble occurred with falling energy prices in early 2016.
The Fund seeks to achieve its objective by investing in Underlying	As such, an allocation to the Russell Strategic Bond Fund was
Funds that provide exposure to a range of diversified investments,	positive from a benchmark-relative perspective. The Underlying
and most major asset classes invested in by the Underlying	Fund was positively impacted by its overweight to credit and
Funds produced positive absolute returns during the period.	additive currency positioning also helped to drive excess return.
Markets during the fiscal year were characterized by higher	By contrast, equity selection and positioning was more difficult,
levels of volatility and dispersion across return sources. Within	with allocations to non-U.S. equity Underlying Funds detracting
the fixed income Underlying Funds, exposure to high yield debt	from the Fund’s performance and security selection within

2030 Strategy Fund 155

Russell Investment Company
2030 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

those Underlying Funds struggling. In addition, overweights	in high yield credit and emerging markets equity compared with
to European securities in the Select International Equity Fund	core bond holdings and cash. Markets subsequently rebounded
caused the Underlying Fund to struggle as European equities	from the February lows and RIM reduced risk exposure to a more
continued to lag the U.S. equity market.	defensive stance with the Fund’s equity allocation below strategic weights. RIM’s modifications to the Fund’s asset allocation were
Describe any changes to the Fund’s structure or allocation	additive during the period.
to the Underlying Funds.
RIM has the discretion to vary the Fund’s actual allocation from	The views expressed in this report reflect those of the
the target strategic asset allocation by up to +/- 5% at the equity,	portfolio managers only through the end of the period
fixed income or alternative category level based on RIM’s capital	covered by the report. These views do not necessarily
markets research. RIM’s asset allocation modifications benefited	represent the views of RIM, or any other person in RIM or
the Fund’s performance relative to the Fund’s target strategic	any other affiliated organization. These views are subject
asset allocation.	to change at any time based upon market conditions or
RIM adapted the Fund’s asset allocation over the period as market	other events, and RIM disclaims any responsibility to
opportunities and risks evolved. The Fund was defensively	update the views contained herein. These views should not
positioned in the fourth quarter of 2015, favoring fixed income	be relied on as investment advice and, because investment
over equity Underlying Funds. During the first quarter of 2016,	decisions for a Russell Investment Company (“RIC”) Fund
equity markets declined substantially, and RIM added further risk	are based on numerous factors, should not be relied on as
to the portfolio by overweighting Underlying Funds that invest	an indication of investment decisions of any RIC Fund.

^ In prior years, the performance of the Fund’s Class E shares was used in the line graph. Class S Shares will have substantially similar annual returns as the Class
E Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the
Class S Shares do not have the same expenses as the Class E Shares.

* Assumes initial investment on November 1, 2006.

** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class R4 Shares on October 1, 2014. The returns shown for Class R4 Shares prior to that date are the returns of the Fund’s Class R2
Shares.

‡‡‡ The Fund first issued Class R5 Shares on October 1, 2014. The returns shown for Class R4 and Class R5 Shares prior to that date are the returns of the Fund’s
Class R3 Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

156 2030 Strategy Fund

Russell Investment Company
2030 Strategy Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses			Hypothetical
The following disclosure provides important information			Performance (5%
		Actual	return before
regarding the Fund’s Shareholder Expense Example	Class A	Performance	expenses)
(“Example”).	Beginning Account Value
	May 1, 2016	$1,000.00	$1,000.00
Example	Ending Account Value
As a shareholder of the Fund, you incur two types of costs: (1)	October 31, 2016	$1,031.30	$1,023.88
transaction costs, including sales charges (loads) on certain	Expenses Paid During Period*	$1.28	$1.27
purchase or redemption payments, and (2) ongoing costs,	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
including advisory and administrative fees; distribution and/or	(representing the six month period annualized), multiplied by the average
service fees; and other Fund expenses. The Example is intended	account value over the period, multiplied by 184/366 (to reflect the one-half year period).
to help you understand your ongoing costs (in dollars) of investing
in the Fund and to compare these costs with the ongoing costs of			Hypothetical
investing in other mutual funds. The Example is based on an			Performance (5%
		Actual	return before
investment of $1,000 invested at the beginning of the period and	Class E	Performance	expenses)
held for the entire period indicated, which for this Fund is from	Beginning Account Value
May 1, 2016 to October 31, 2016.	May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
Actual Expenses	October 31, 2016	$1,030.50	$1,023.88
The information in the table under the heading “Actual	Expenses Paid During Period*	$1.28	$1.27
Performance” provides information about actual account values	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
and actual expenses. You may use the information in this column,	(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period).

$1,000 (for example, an $8,600 account value divided by $1,000			Hypothetical
= 8.6), then multiply the result by the number in the first column			Performance (5%
in the row entitled “Expenses Paid During Period” to estimate		Actual	return before
the expenses you paid on your account during this period.	Class R1	Performance	expenses)
Beginning Account Value
Hypothetical Example for Comparison Purposes	May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
The information in the table under the heading “Hypothetical	October 31, 2016	$1,031.70	$1,025.14
Performance (5% return before expenses)” provides information	Expenses Paid During Period*	$—	$—
about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of	* There were no expenses charged to the Class.
return of 5% per year before expenses, which is not the Fund’s			Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
	Class R4	Performance	expenses)
expenses you paid for the period. You may use this information	Beginning Account Value
to compare the ongoing costs of investing in the Fund and other	May 1, 2016	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2016	$1,030.40	$1,023.88
of other funds.	Expenses Paid During Period*	$1.28	$1.27
Please note that the expenses shown in the table are meant	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
to highlight your ongoing costs only and do not reflect any	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half
transactional costs. Therefore, the information under the heading	year period).
“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2030 Strategy Fund 157

Russell Investment Company
2030 Strategy Fund

Shareholder Expense Example, continued — October 31, 2016 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class R5	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,029.00	$1,022.62
Expenses Paid During Period*	$2.55	$2.54

* Expenses are equal to the Fund's annualized expense ratio of 0.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,031.70	$1,025.14
Expenses Paid During Period*	$—	$—

* There were no expenses charged to the Class.

158 2030 Strategy Fund

Russell Investment Company
2030 Strategy Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)
		Fair
		Value
	Shares	$
Investments in Russell Affiliated Mutual Funds - 100.0%
Alternative - 6.5%
Russell Commodity Strategies Fund Class Y	338,791	1,867
Russell Global Infrastructure Fund Class Y	134,641	1,539
Russell Global Real Estate Securities Fund Class Y	33,261	1,188
		4,594

Domestic Equities - 29.9%
Russell U.S. Defensive Equity Fund Class Y	40,279	1,983
Russell U.S. Dynamic Equity Fund Class Y	222,056	2,205
Russell U.S. Small Cap Equity Fund Class Y	137,541	3,797
Select U.S. Equity Fund Class Y	1,200,116	13,105
		21,090

Fixed Income - 35.2%
Russell Global Opportunistic Credit Fund Class Y	190,847	1,855
Russell Investment Grade Bond Fund Class Y	236,970	5,292
Russell Strategic Bond Fund Class Y	1,594,609	17,636
		24,783

International Equities - 28.4%
Russell Emerging Markets Fund Class Y	198,950	3,316
Russell Global Equity Fund Class Y	617,528	6,441
Select International Equity Fund Class Y	1,199,033	10,300
		20,057

Total Investments in Russell Affiliated Mutual Funds
(cost $61,413)		70,524

Total Investments 100.0%
(identified cost $61,413)		70,524

Other Assets and Liabilities, Net - (0.0%)		(8)
Net Assets - 100.0%		70,516

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Investments in Russell Affiliated Mutual
Funds	$70,524	$—	$—	$—	$70,524	100.0
Total Investments	70,524	—	—	—	70,524	100.0
Other Assets and Liabilities, Net						(—)*
						100.0

* Less than 0.05% of net assets.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

2030 Strategy Fund 159

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2030 Strategy Fund

Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$61,413
Investments, at fair value(>)	70,524
Receivables:
Investments sold	72
Fund shares sold	21
Total assets	70,617

Liabilities
Payables:
Fund shares redeemed	92
Accrued fees to affiliates	9
Total liabilities	101

Net Assets	$70,516

Net Assets Consist of:
Accumulated net realized gain (loss)	$631
Unrealized appreciation (depreciation) on investments	9,111
Shares of beneficial interest	88
Additional paid-in capital	60,686
Net Assets	$70,516

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$8.13
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$8.63
Class A — Net assets	$812,830
Class A — Shares outstanding ($.01 par value)	99,986
Net asset value per share: Class E(#)	$8.03
Class E — Net assets	$277,681
Class E — Shares outstanding ($.01 par value)	34,565
Net asset value per share: Class R1(#)	$8.05
Class R1 — Net assets	$35,654,849
Class R1 — Shares outstanding ($.01 par value)	4,429,755
Net asset value per share: Class R4(#)	$8.03
Class R4 — Net assets	$10,460,624
Class R4 — Shares outstanding ($.01 par value)	1,302,495
Net asset value per share: Class R5(#)	$8.04
Class R5 — Net assets	$14,110,803
Class R5 — Shares outstanding ($.01 par value)	1,754,157
Net asset value per share: Class S(#)	$8.04
Class S — Net assets	$9,198,852
Class S — Shares outstanding ($.01 par value)	1,143,612
Amounts in thousands
(>) Investments in affiliated Russell funds	$70,524

(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

160 2030 Strategy Fund

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2030 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Income distributions from affiliated Russell funds	$2,088

Expenses
Distribution fees - Class A	2
Distribution fees - Class R5	41
Shareholder servicing fees - Class E	1
Shareholder servicing fees - Class R4	26
Shareholder servicing fees - Class R5	42
Total expenses	112
Net investment income (loss)	1,976

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	549
Capital gain distributions from Underlying Funds	1,415
Net realized gain (loss)	1,964
Net change in unrealized appreciation (depreciation) on investments	(1,423)
Net realized and unrealized gain (loss)	541
Net Increase (Decrease) in Net Assets from Operations	$2,517

See accompanying notes which are an integral part of the financial statements.

2030 Strategy Fund 161

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2030 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,976	$2,384
Net realized gain (loss)	1,964	4,869
Net change in unrealized appreciation (depreciation)	(1,423)	(7,054)
Net increase (decrease) in net assets from operations	2,517	199

Distributions
From net investment income
Class A	(18)	(35)
Class E	(7)	(6)
Class R1	(1,085)	(1,205)
Class R4	(261)	(333)
Class R5	(385)	(527)
Class S	(230)	(281)
From net realized gain
Class A	(49)	(599)
Class E	(20)	(76)
Class R1	(2,744)	(14,989)
Class R4	(707)	(4,908)
Class R5	(1,206)	(9,219)
Class S	(562)	(3,747)
Net decrease in net assets from distributions	(7,274)	(35,925)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(11,057)	(1,386)
Total Net Increase (Decrease) in Net Assets	(15,814)	(37,112)

Net Assets
Beginning of period	86,330	123,442
End of period	$70,516	$86,330

See accompanying notes which are an integral part of the financial statements.

162 2030 Strategy Fund

Russell Investment Company
2030 Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	8	$63	3	$29
Proceeds from reinvestment of distributions	9	68	72	630
Payments for shares redeemed	(5)	(38)	(147)	(1,294)
Net increase (decrease)	12	93	(72)	(635)
Class E
Proceeds from shares sold	11	86	10	94
Proceeds from reinvestment of distributions	3	27	9	81
Payments for shares redeemed	(11)	(85)	(17)	(185)
Net increase (decrease)	3	28	2	(10)
Class R1
Proceeds from shares sold	1,083	8,582	2,654	24,599
Proceeds from reinvestment of distributions	493	3,800	1,868	16,192
Payments for shares redeemed	(2,470)	(19,697)	(3,254)	(29,966)
Net increase (decrease)	(894)	(7,315)	1,268	10,825
Class R4
Proceeds from shares sold	193	1,528	207	1,866
Proceeds from reinvestment of distributions	126	968	606	5,241
Payments for shares redeemed	(254)	(2,007)	(926)	(8,193)
Net increase (decrease)	65	489	(113)	(1,086)
Class R5
Proceeds from shares sold	330	2,585	563	5,170
Proceeds from reinvestment of distributions	206	1,590	1,125	9,747
Payments for shares redeemed	(1,141)	(9,017)	(2,496)	(24,345)
Net increase (decrease)	(605)	(4,842)	(808)	(9,428)
Class S
Proceeds from shares sold	219	1,734	277	2,531
Proceeds from reinvestment of distributions	103	792	465	4,028
Payments for shares redeemed	(256)	(2,036)	(800)	(7,611)
Net increase (decrease)	66	490	(58)	(1,052)
Total increase (decrease)	(1,353)	$(11,057)	219	$(1,386)

See accompanying notes which are an integral part of the financial statements.

2030 Strategy Fund 163

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2030 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2016	8.61	.19	.09	.28	(.20)	(.56)
October 31, 2015	12.55	.31	(.28)	.03	(.24)	(3.73)
October 31, 2014	12.05	.26	.50	.76	(.26)	—
October 31, 2013	10.55	.21	1.50	1.71	(.21)	—
October 31, 2012	9.92	.17	.64	.81	(.18)	—

Class E
October 31, 2016	8.52	.21	.06	.27	(.20)	(.56)
October 31, 2015	12.46	.18	(.15)	.03	(.24)	(3.73)
October 31, 2014	11.96	.28	.48	.76	(.26)	—
October 31, 2013	10.48	.21	1.48	1.69	(.21)	—
October 31, 2012	9.84	.19	.63	.82	(.18)	—

Class R1
October 31, 2016	8.54	.22	.07	.29	(.22)	(.56)
October 31, 2015	12.48	.21	(.16)	.05	(.26)	(3.73)
October 31, 2014	11.98	.33	.47	.80	(.30)	—
October 31, 2013	10.49	.24	1.49	1.73	(.24)	—
October 31, 2012	9.86	.20	.64	.84	(.21)	—

Class R4(1)
October 31, 2016	8.52	.19	.08	.27	(.20)	(.56)
October 31, 2015	12.46	.20	(.17)	.03	(.24)	(3.73)
October 31, 2014	11.96	.27	.49	.76	(.26)	—
October 31, 2013	10.48	.21	1.48	1.69	(.21)	—
October 31, 2012	9.84	.20	.61	.81	(.17)	—

Class R5(2)
October 31, 2016	8.53	.18	.07	.25	(.18)	(.56)
October 31, 2015	12.47	.19	(.19)	—	(.21)	(3.73)
October 31, 2014	11.97	.26	.47	.73	(.23)	—
October 31, 2013	10.48	.19	1.48	1.67	(.18)	—
October 31, 2012	9.84	.16	.63	.79	(.15)	—

Class S
October 31, 2016	8.53	.21	.08	.29	(.22)	(.56)
October 31, 2015	12.47	.23	(.18)	.05	(.26)	(3.73)
October 31, 2014	11.98	.33	.46	.79	(.30)	—
October 31, 2013	10.49	.24	1.49	1.73	(.24)	—
October 31, 2012	9.86	.20	.64	.84	(.21)	—

See accompanying notes which are an integral part of the financial statements.

164 2030 Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(.76)	8.13	3.70	813.25		.25	2.37	24
(3.97)	8.61	(.07)	757.25		.25	3.23	32
(.26)	12.55	6.40	2,011.25		.25	2.14	60
(.21)	12.05	16.42	2,321.25		.25	1.85	16
(.18)	10.55	8.32	2,033.25		.25	1.70	26

(.76)	8.03	3.63	278.25		.25	2.69	24
(3.97)	8.52	(.08)	270.25		.25	2.01	32
(.26)	12.46	6.43	362.25		.25	2.25	60
(.21)	11.96	16.34	527.25		.25	1.84	16
(.18)	10.48	8.46	589.25		.25	1.90	26

(.78)	8.05	3.88	35,655	—	—	2.75	24
(3.99)	8.54	.22	45,445	—	—	2.29	32
(.30)	12.48	6.72	50,599	—	—	2.66	60
(.24)	11.98	16.71	83,569	—	—	2.18	16
(.21)	10.49	8.65	87,265	—	—	1.99	26

(.76)	8.03	3.62	10,460.25		.25	2.43	24
(3.97)	8.52	(.05)	10,545.25		.25	2.22	32
(.26)	12.46	6.45	16,830.25		.25	2.21	60
(.21)	11.96	16.33	20,147.25		.25	1.86	16
(.17)	10.48	8.43	21,520.25		.25	1.96	26

(.74)	8.04	3.34	14,111.50		.50	2.31	24
(3.94)	8.53	(.35)	20,120.50		.50	2.02	32
(.23)	12.47	6.17	39,472.50		.50	2.12	60
(.18)	11.97	16.13	51,507.50		.50	1.66	16
(.15)	10.48	8.15	50,961.50		.50	1.64	26

(.78)	8.04	3.87	9,199	—	—	2.64	24
(3.99)	8.53	.22	9,193	—	—	2.46	32
(.30)	12.47	6.63	14,168	—	—	2.68	60
(.24)	11.98	16.71	20,905	—	—	2.15	16
(.21)	10.49	8.65	24,300	—	—	1.98	26

See accompanying notes which are an integral part of the financial statements.

2030 Strategy Fund 165

Russell Investment Company
2030 Strategy Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Distribution fees	$3,293
Shareholder servicing fees	5,398
$8,691

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
Russell Commodity Strategies Fund	$2,387	$474	$915	$(23)	$204	$1,867	$—	$—
Russell Global Infrastructure Fund	1,943	307	698	(117)	104	1,539	50	49
Russell Global Real Estate Securities
Fund	1,926	339	919	335	(493)	1,188	41	86
Russell U.S. Defensive Equity Fund	2,463	183	728	371	(306)	1,983	33	—
Russell U.S. Dynamic Equity Fund	2,872	801	1,153	22	(337)	2,205	127	256
Russell U.S. Small Cap Equity Fund	4,983	1,233	2,280	599	(738)	3,797	42	303
Select U.S. Equity Fund	16,392	1,968	5,513	263	(5)	13,105	399	21
Russell Global Opportunistic Credit
Fund	3,020	381	1,668	(150)	272	1,855	84	—
Russell Investment Grade Bond Fund	5,164	2,474	2,414	(26)	94	5,292	207	8
Russell Strategic Bond Fund	20,659	5,174	8,414	55	162	17,636	618	109
Russell Emerging Markets Fund	4,305	579	1,854	(148)	434	3,316	15	—
Russell Global Equity Fund	7,535	2,081	2,642	284	(817)	6,441	135	583
Select International Equity Fund	12,691	2,250	3,988	(656)	3	10,300	337	—
	$86,340	$18,244	$33,186	$549	$(1,423)	$70,524	$2,088	$1,415

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of Investments	$62,989,373
Unrealized Appreciation	$9,044,077
Unrealized Depreciation	(1,509,098)
Net Unrealized Appreciation (Depreciation)	$7,534,979
Undistributed Ordinary Income	$139,795
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$2,067,226
Tax Composition of Distributions
Ordinary Income	$2,063,435
Long-Term Capital Gains	$5,211,353

See accompanying notes which are an integral part of the financial statements.

166 2030 Strategy Fund

Russell Investment Company
2030 Strategy Fund

Federal Income Taxes, continued

Net investment income and net realized gains (losses) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent differences between book and tax accounting.  These differences may be due to foreign currency gains or losses, reclassifications of dividends and /or differences in treatment of income from swaps.  These adjustments have no impact on the net assets.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$10
Accumulated net realized gain (loss)	(10)
Additional paid-in capital	—

See accompanying notes which are an integral part of the financial statements.

2030 Strategy Fund 167

Russell Investment Company
2035 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

2035 Strategy Fund - Class R1			2035 Strategy Fund - Class R5‡
	Total			Total
	Return			Return
1 Year	3.41%		1 Year	2.99%
5 Years	7.74	%§	5 Years	7.23	%§
Inception*	4.11	%§	Inception*	3.60	%§

2035 Strategy Fund - Class R4‡			Russell 1000® Index**
	Total			Total
	Return			Return
1 Year	3.15%		1 Year	4.26%
5 Years	7.47	%§	5 Years	13.51	%§
Inception*	3.84	%§	Inception*	8.12	%§

168 2035 Strategy Fund

Russell Investment Company
2035 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The 2035 Strategy Fund (the “Fund”) is a fund of funds that	was beneficial as it was one of the best performing asset classes
invests in other Russell Investment Company mutual funds (the	globally. Falling interest rates also helped other fixed income
“Underlying Funds”). The Underlying Funds employ a multi-	assets in the Underlying Funds rally, as well as more rate sensitive
manager approach whereby portions of the Underlying Funds are	real assets like global real estate investment trusts and global
allocated to different money managers. Underlying Fund assets not	infrastructure. With interest rates falling, income opportunities
allocated to money managers are managed by Russell Investment	around the globe continued to shrink and income available from
Management, LLC (“RIM”), the Fund’s and Underlying Funds’	most assets fell.
advisor. RIM, as the Underlying Funds’ advisor, may change	The U.S. equity market, as measured by the S&P 500® Index,
the allocation of the Underlying Funds’ assets among money	was up 4.51% over the period but also experienced multiple
managers at any time. An exemptive order from the Securities	draw downs. The Fund’s strategic exposure to global equities
and Exchange Commission (“SEC”) permits RIM to engage or	proved beneficial over the period as emerging markets rallied
terminate a money manager in an Underlying Fund at any time,	and outperformed U.S. equities. By contrast, non-U.S. developed
subject to approval by the Underlying Fund’s Board, without a	equity was one of the lowest performing portions of the Fund’s
shareholder vote. Pursuant to the terms of the exemptive order, an	exposure as falling commodities and currencies weighed on
Underlying Fund is required to notify its shareholders within 90	returns.
days of when a money manager begins providing services.

What is the Fund’s investment objective?	How did the investment strategies and techniques employed
by the Fund and the Underlying Funds affect the Fund’s
The Fund seeks to provide capital growth and income consistent	performance?
with its current asset allocation which will change over time, with	The Fund is a fund of funds and its performance is based on RIM’s
an increasing allocation to fixed income funds.	strategic asset allocations, the performance of the Underlying
The Fund pursues this objective by investing in a diversified	Funds in which the Fund invests, and tactical changes in the
portfolio that, as of October 31, 2016, consisted of approximately	Fund’s asset allocation throughout the year.
70.0% equity Underlying Funds, 20.9% fixed income Underlying	In order to seek to achieve the Fund’s objective during the period,
Funds and 9.1% alternative Underlying Funds. The Fund’s	RIM’s strategic asset allocation included investments in global
allocation to fixed income Underlying Funds will be fixed at	equity, alternative and fixed income Underlying Funds. The
66.3% in approximately the year 2035.	Fund’s diverse asset allocation partially hindered performance
How did the Fund perform relative to its benchmark for the	during the period as certain of these exposures underperformed
fiscal year ended October 31, 2016?	the Russell 1000® Index. While areas like high yield bonds, as
For the fiscal year ended October 31, 2016, the Fund’s Class R1,	measured by the BofA Merrill Lynch Global High Yield Index
Class R4 and Class R5 Shares gained 3.41%, 3.15% and 2.99%,	Hedged USD, outperformed the Russell 1000® Index, areas like
respectively. This is compared to the Fund’s primary benchmark,	commodities and non-U.S. developed equities delivered negative
the Russell 1000® Index, which gained 4.26% during the same	returns as measured by the Bloomberg Commodity Index Total
period. The Fund’s performance includes operating expenses,	Return and Russell Developed ex-U.S. Large Cap® Index Net,
whereas index returns are unmanaged and do not include	respectively.
expenses of any kind.	The Fund’s underperformance relative to the Russell 1000®
For the fiscal year ended October 31, 2016, the Morningstar®	Index was partially offset by strong active management within
Target-Date 2035 Category gained 2.65%. This result serves as	the fixed income portion of the Fund’s portfolio. Underlying Fund
a peer comparison and is expressed net of operating expenses.	bond issue selection during the period was generally additive to returns as fixed income money managers were able to pick well
How did the market conditions described in the Market	within credit, avoiding defaults in places like the energy sector
Summary report affect the Fund’s performance?	where trouble occurred with falling energy prices in early 2016.
The Fund seeks to achieve its objective by investing in Underlying	As such, an allocation to the Russell Strategic Bond Fund was
Funds that provide exposure to a range of diversified investments,	positive from a benchmark-relative perspective. The Underlying
and most major asset classes invested in by the Underlying	Fund was positively impacted by its overweight to credit and
Funds produced positive absolute returns during the period.	additive currency positioning also helped to drive excess return.
Markets during the fiscal year were characterized by higher	By contrast, equity selection and positioning was more difficult,
levels of volatility and dispersion across return sources. Within	with allocations to non-U.S. equity Underlying Funds detracting
the fixed income Underlying Funds, exposure to high yield debt	from the Fund’s performance and security selection within

2035 Strategy Fund 169

Russell Investment Company
2035 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

those Underlying Funds struggling. In addition, overweights	in high yield credit and emerging markets equity compared with
to European securities in the Select International Equity Fund	core bond holdings and cash. Markets subsequently rebounded
caused the Underlying Fund to struggle as European equities	from the February lows and RIM reduced risk exposure to a more
continued to lag the U.S. equity market.	defensive stance with the Fund’s equity allocation below strategic weights. RIM’s modifications to the Fund’s asset allocation were
Describe any changes to the Fund’s structure or allocation	additive during the period.
to the Underlying Funds.
RIM has the discretion to vary the Fund’s actual allocation from	The views expressed in this report reflect those of the
the target strategic asset allocation by up to +/- 5% at the equity,	portfolio managers only through the end of the period
fixed income or alternative category level based on RIM’s capital	covered by the report. These views do not necessarily
markets research. RIM’s asset allocation modifications benefited	represent the views of RIM, or any other person in RIM or
the Fund’s performance relative to the Fund’s target strategic	any other affiliated organization. These views are subject
asset allocation.	to change at any time based upon market conditions or
RIM adapted the Fund’s asset allocation over the period as market	other events, and RIM disclaims any responsibility to
opportunities and risks evolved. The Fund was defensively	update the views contained herein. These views should not
positioned in the fourth quarter of 2015, favoring fixed income	be relied on as investment advice and, because investment
over equity Underlying Funds. During the first quarter of 2016,	decisions for a Russell Investment Company (“RIC”) Fund
equity markets declined substantially, and RIM added further risk	are based on numerous factors, should not be relied on as
to the portfolio by overweighting Underlying Funds that invest	an indication of investment decisions of any RIC Fund.

* Assumes initial investment on March 31, 2008.

** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

‡ The Fund first issued Class R4 and Class R5 Shares on October 1, 2014. The returns shown for Class R4 and Class R5 Shares prior to that date are the returns of the Fund’s Class R2 Shares and Class R3 Shares, respectively.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

170 2035 Strategy Fund

Russell Investment Company
2035 Strategy Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses			Hypothetical
The following disclosure provides important information			Performance (5%
		Actual	return before
regarding the Fund’s Shareholder Expense Example	Class R1	Performance	expenses)
(“Example”).	Beginning Account Value
	May 1, 2016	$1,000.00	$1,000.00
Example	Ending Account Value
As a shareholder of the Fund, you incur ongoing costs, including	October 31, 2016	$1,034.00	$1,025.14
distribution (12b-1) and/or service fees and other Fund expenses.	Expenses Paid During Period*	$—	$—
The Example is intended to help you understand your ongoing	* There were no expenses charged to the Class.
costs (in dollars) of investing in the Fund and to compare these
costs with the ongoing costs of investing in other mutual funds.			Hypothetical
Performance (5%
The Example is based on an investment of $1,000 invested at the		Actual	return before
beginning of the period and held for the entire period indicated,	Class R4	Performance	expenses)
which for this Fund is from May 1, 2016 to October 31, 2016.	Beginning Account Value
	May 1, 2016	$1,000.00	$1,000.00
Actual Expenses	Ending Account Value
The information in the table under the heading “Actual	October 31, 2016	$1,032.80	$1,023.88
	Expenses Paid During Period*	$1.28	$1.27
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
together with the amount you invested, to estimate the expenses	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period).
$1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first column			Hypothetical
in the row entitled “Expenses Paid During Period” to estimate			Performance (5%
		Actual	return before
the expenses you paid on your account during this period.	Class R5	Performance	expenses)
Beginning Account Value
Hypothetical Example for Comparison Purposes	May 1, 2016	$1,000.00	$1,000.00
The information in the table under the heading “Hypothetical	Ending Account Value
Performance (5% return before expenses)” provides information	October 31, 2016	$1,032.60	$1,022.62
about hypothetical account values and hypothetical expenses	Expenses Paid During Period*	$2.55	$2.54
based on the Fund’s actual expense ratio and an assumed rate of	* Expenses are equal to the Fund's annualized expense ratio of 0.50%
return of 5% per year before expenses, which is not the Fund’s	(representing the six month period annualized), multiplied by the average
actual return. The hypothetical account values and expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
may not be used to estimate the actual ending account balance or	year period).
expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant
to highlight your ongoing costs only and do not reflect any
transactional costs. Therefore, the information under the heading
“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2035 Strategy Fund 171

Russell Investment Company
2035 Strategy Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)
		Fair
		Value
	Shares	$
Investments in Russell Affiliated Mutual Funds - 100.0%
Alternative - 7.1%
Russell Commodity Strategies Fund Class Y	110,495	609
Russell Global Infrastructure Fund Class Y	44,892	513
Russell Global Real Estate Securities Fund Class Y	8,754	313
		1,435

Domestic Equities - 36.8%
Russell U.S. Defensive Equity Fund Class Y	12,293	605
Russell U.S. Dynamic Equity Fund Class Y	82,775	822
Russell U.S. Small Cap Equity Fund Class Y	51,889	1,433
Select U.S. Equity Fund Class Y	418,866	4,574
		7,434

Fixed Income - 20.9%
Russell Global Opportunistic Credit Fund Class Y	38,384	373
Russell Strategic Bond Fund Class Y	346,875	3,836
		4,209

International Equities - 35.2%
Russell Emerging Markets Fund Class Y	76,706	1,279
Russell Global Equity Fund Class Y	215,555	2,248
Select International Equity Fund Class Y	415,269	3,567
		7,094

Total Investments in Russell Affiliated Mutual Funds
(cost $17,967)		20,172

Total Investments 100.0%
(identified cost $17,967)		20,172

Other Assets and Liabilities, Net - (0.0%)		(2)
Net Assets - 100.0%		20,170

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient	Total	% of Net Assets
Investments in Russell Affiliated Mutual
Funds	$20,172	$—	$—	$—	$20,172	100.0
Total Investments	20,172	—	—	—	20,172	100.0
Other Assets and Liabilities, Net						(—)*
						100.0

* Less than 0.05% of net assets.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

172 2035 Strategy Fund

Russell Investment Company
2035 Strategy Fund

Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$17,967
Investments, at fair value(>)	20,172
Receivables:
Fund shares sold	10
Total assets	20,182

Liabilities
Payables:
Investments purchased	7
Fund shares redeemed	1
Accrued fees to affiliates	4
Total liabilities	12

Net Assets	$20,170

Net Assets Consist of:
Accumulated net realized gain (loss)	$(189)
Unrealized appreciation (depreciation) on investments	2,205
Shares of beneficial interest	24
Additional paid-in capital	18,130
Net Assets	$20,170

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class R1(#)	$8.51
Class R1 — Net assets	$8,086,676
Class R1 — Shares outstanding ($.01 par value)	949,818
Net asset value per share: Class R4(#)	$8.50
Class R4 — Net assets	$7,224,430
Class R4 — Shares outstanding ($.01 par value)	849,585
Net asset value per share: Class R5(#)	$8.51
Class R5 — Net assets	$4,859,350
Class R5 — Shares outstanding ($.01 par value)	571,347
Amounts in thousands
(>) Investments in affiliated Russell funds	$20,172

(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

2035 Strategy Fund 173

Russell Investment Company
2035 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Income distributions from affiliated Russell funds	$511

Expenses
Distribution fees - Class R5	13
Shareholder servicing fees - Class R4	19
Shareholder servicing fees - Class R5	13
Total expenses	45
Net investment income (loss)	466

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(124)
Capital gain distributions from Underlying Funds	440
Net realized gain (loss)	316
Net change in unrealized appreciation (depreciation) on investments	(195)
Net realized and unrealized gain (loss)	121
Net Increase (Decrease) in Net Assets from Operations	$587

See accompanying notes which are an integral part of the financial statements.

174 2035 Strategy Fund

Russell Investment Company
2035 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$466	$518
Net realized gain (loss)	316	383
Net change in unrealized appreciation (depreciation)	(195)	(977)
Net increase (decrease) in net assets from operations	587	(76)

Distributions
From net investment income
Class R1	(197)	(218)
Class R4	(162)	(153)
Class R5	(108)	(148)
From net realized gain
Class R1	(269)	(1,980)
Class R4	(248)	(1,702)
Class R5	(192)	(2,029)
Net decrease in net assets from distributions	(1,176)	(6,230)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(4,271)	4,486
Total Net Increase (Decrease) in Net Assets	(4,860)	(1,820)
Net Assets
Beginning of period	25,030	26,850
End of period	$20,170	$25,030

See accompanying notes which are an integral part of the financial statements.

2035 Strategy Fund 175

Russell Investment Company
2035 Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	265	$2,146	918	$8,457
Proceeds from reinvestment of distributions	55	450	246	2,197
Payments for shares redeemed	(613)	(5,147)	(609)	(5,439)
Net increase (decrease)	(293)	(2,551)	555	5,215
Class R4
Proceeds from shares sold	132	1,090	170	1,588
Proceeds from reinvestment of distributions	50	410	208	1,854
Payments for shares redeemed	(207)	(1,745)	(180)	(1,610)
Net increase (decrease)	(25)	(245)	198	1,832
Class R5
Proceeds from shares sold	176	1,449	253	2,336
Proceeds from reinvestment of distributions	37	301	245	2,177
Payments for shares redeemed	(390)	(3,225)	(744)	(7,074)
Net increase (decrease)	(177)	(1,475)	(246)	(2,561)
Total increase (decrease)	(495)	$(4,271)	507	$4,486

See accompanying notes which are an integral part of the financial statements.

176 2035 Strategy Fund

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Russell Investment Company
2035 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class R1
October 31, 2016	8.74	.20	.07	.27	(.21)	(.29)
October 31, 2015	11.39	.18	(.18)	—	(.23)	(2.42)
October 31, 2014	11.16	.33	.45	.78	(.30)	(.25)
October 31, 2013	9.68	.17	1.75	1.92	(.18)	(.26)
October 31, 2012	9.10	.17	.63	.80	(.17)	(.05)

Class R4(1)
October 31, 2016	8.73	.18	.07	.25	(.19)	(.29)
October 31, 2015	11.38	.18	(.21)	(.03)	(.20)	(2.42)
October 31, 2014	11.15	.24	.51	.75	(.27)	(.25)
October 31, 2013	9.67	.16	1.74	1.90	(.16)	(.26)
October 31, 2012	9.09	.14	.63	.77	(.14)	(.05)

Class R5(2)
October 31, 2016	8.73	.17	.07	.24	(.17)	(.29)
October 31, 2015	11.38	.17	(.22)	(.05)	(.18)	(2.42)
October 31, 2014	11.15	.24	.48	.72	(.24)	(.25)
October 31, 2013	9.67	.12	1.75	1.87	(.13)	(.26)
October 31, 2012	9.08	.13	.62	.75	(.11)	(.05)

See accompanying notes which are an integral part of the financial statements.

178 2035 Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(.50)	8.51	3.41	8,087	—	—	2.35	29
(2.65)	8.74	(.34)	10,865	—	—	1.94	46
(.55)	11.39	7.12	7,843	—	—	2.91	80
(.44)	11.16	20.63	11,299	—	—	1.68	44
(.22)	9.68	8.99	11,495	—	—	1.78	47

(.48)	8.50	3.15	7,224.25		.25	2.20	29
(2.62)	8.73	(.59)	7,634.25		.25	1.90	46
(.52)	11.38	6.86	7,695.25		.25	2.14	80
(.42)	11.15	20.36	6,258.25		.25	1.52	44
(.19)	9.67	8.72	5,457.25		.25	1.49	47

(.46)	8.51	2.99	4,859.50		.50	2.02	29
(2.60)	8.73	(.89)	6,531.50		.50	1.84	46
(.49)	11.38	6.60	11,312.50		.50	2.18	80
(.39)	11.15	20.06	12,381.50		.50	1.21	44
(.16)	9.67	8.50	9,014.50		.50	1.36	47

See accompanying notes which are an integral part of the financial statements.

2035 Strategy Fund 179

Russell Investment Company
2035 Strategy Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Distribution fees	$1,033
Shareholder servicing fees	2,572
$3,605

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
2035 Strategy Fund
Russell Commodity Strategies Fund	$793	$183	$333	$(140)	$106	$609	$—	$—
Russell Global Infrastructure Fund	665	142	285	(55)	46	513	16	15
Russell Global Real Estate Securities
Fund	662	131	421	72	(131)	313	11	26
Russell U.S. Defensive Equity Fund	750	85	248	103	(85)	605	10	—
Russell U.S. Dynamic Equity Fund	1,081	273	428	24	(128)	822	43	87
Russell U.S. Small Cap Equity Fund	1,868	396	790	55	(96)	1,433	14	102
Select U.S. Equity Fund	5,808	743	2,065	93	(5)	4,574	131	7
Russell Global Opportunistic Credit
Fund	596	195	443	(29)	54	373	17	—
Russell Strategic Bond Fund	4,008	1,887	2,119	(22)	82	3,836	116	19
Russell Emerging Markets Fund	1,690	261	779	(130)	237	1,279	5	—
Russell Global Equity Fund	2,657	713	961	148	(309)	2,248	43	184
Select International Equity Fund	4,455	879	1,558	(243)	34	3,567	105	—
	$25,033	$5,888	$10,430	$(124)	$(195)	$20,172	$511	$440

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of Investments	$18,683,940
Unrealized Appreciation	$1,739,852
Unrealized Depreciation	(251,715)
Net Unrealized Appreciation (Depreciation)	$1,488,137
Undistributed Ordinary Income	$17,762
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$510,578
Tax Composition of Distributions
Ordinary Income	$539,619
Long-Term Capital Gains	$636,109

Net investment income and net realized gains (losses) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent differences between book and tax accounting.  These differences may be due to foreign currency gains or losses, reclassifications of dividends and /or differences in treatment of income from swaps.  These adjustments have no impact on the net assets.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

See accompanying notes which are an integral part of the financial statements.

180 2035 Strategy Fund

Russell Investment Company
2035 Strategy Fund

Federal Income Taxes, continued

Undistributed net investment income	$1
Accumulated net realized gain (loss)	(2)
Additional paid-in capital	1

See accompanying notes which are an integral part of the financial statements.

2035 Strategy Fund 181

Russell Investment Company
2040 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

2040 Strategy Fund - Class A‡			2040 Strategy Fund - Class R5‡‡‡
	Total			Total
	Return			Return
1 Year	(3.08)%		1 Year	2.56%
5 Years	6.06	%§	5 Years	7.07	%§
10 Years	2.78	%§	10 Years	3.13	%§

2040 Strategy Fund - Class E			2040 Strategy Fund - Class S
	Total			Total
	Return			Return
1 Year	2.80%		1 Year	3.08%
5 Years	7.30	%§	5 Years	7.59	%§
10 Years	3.36	%§	10 Years	3.64	%§

2040 Strategy Fund - Class R1			Russell 1000® Index**
	Total			Total
	Return			Return
1 Year	3.08%		1 Year	4.26%
5 Years	7.60	%§	5 Years	13.51	%§
10 Years	3.64	%§	10 Years	6.83	%§

2040 Strategy Fund - Class R4‡‡
	Total
	Return
1 Year	2.81%
5 Years	7.32	%§
10 Years	3.38	%§

182 2040 Strategy Fund

Russell Investment Company
2040 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The 2040 Strategy Fund (the “Fund”) is a fund of funds that	was beneficial as it was one of the best performing asset classes
invests in other Russell Investment Company mutual funds (the	globally. Falling interest rates also helped other fixed income
“Underlying Funds”). The Underlying Funds employ a multi-	assets in the Underlying Funds rally, as well as more rate sensitive
manager approach whereby portions of the Underlying Funds are	real assets like global real estate investment trusts and global
allocated to different money managers. Underlying Fund assets not	infrastructure. With interest rates falling, income opportunities
allocated to money managers are managed by Russell Investment	around the globe continued to shrink and income available from
Management, LLC (“RIM”), the Fund’s and Underlying Funds’	most assets fell.
advisor. RIM, as the Underlying Funds’ advisor, may change	The U.S. equity market, as measured by the S&P 500® Index,
the allocation of the Underlying Funds’ assets among money	was up 4.51% over the period but also experienced multiple
managers at any time. An exemptive order from the Securities	draw downs. The Fund’s strategic exposure to global equities
and Exchange Commission (“SEC”) permits RIM to engage or	proved beneficial over the period as emerging markets rallied
terminate a money manager in an Underlying Fund at any time,	and outperformed U.S. equities. By contrast, non-U.S. developed
subject to approval by the Underlying Fund’s Board, without a	equity was one of the lowest performing portions of the Fund’s
shareholder vote. Pursuant to the terms of the exemptive order, an	exposure as falling commodities and currencies weighed on
Underlying Fund is required to notify its shareholders within 90	returns.
days of when a money manager begins providing services.

What is the Fund’s investment objective?	How did the investment strategies and techniques employed
by the Fund and the Underlying Funds affect the Fund’s
The Fund seeks to provide capital growth and income consistent	performance?
with its current asset allocation which will change over time, with	The Fund is a fund of funds and its performance is based on RIM’s
an increasing allocation to fixed income funds.	strategic asset allocations, the performance of the Underlying
The Fund pursues this objective by investing in a diversified	Funds in which the Fund invests, and tactical changes in the
portfolio that, as of October 31, 2016, consisted of approximately	Fund’s asset allocation throughout the year.
82.5% equity Underlying Funds, 7% fixed income Underlying	In order to seek to achieve the Fund’s objective during the period,
Funds and 10.5% alternative Underlying Funds. The Fund’s	RIM’s strategic asset allocation included investments in global
allocation to fixed income Underlying Funds will be fixed at	equity, alternative and fixed income Underlying Funds. The
66.3% in approximately the year 2040.	Fund’s diverse asset allocation partially hindered performance
How did the Fund perform relative to its benchmark for the	during the period as certain of these exposures underperformed
fiscal year ended October 31, 2016?	the Russell 1000® Index. While areas like high yield bonds, as
For the fiscal year ended October 31, 2016, the Fund’s Class A,	measured by the BofA Merrill Lynch Global High Yield Index
Class E, Class R1, Class R4, Class R5 and Class S Shares gained	Hedged USD, outperformed the Russell 1000® Index, areas like
2.82%, 2.80%, 3.08%, 2.81%, 2.56% and 3.08% respectively.	commodities and non-U.S. developed equities delivered negative
This is compared to the Fund’s primary benchmark, the Russell	returns as measured by the Bloomberg Commodity Index Total
1000® Index, which gained 4.26% during the same period. The	Return and Russell Developed ex-U.S. Large Cap® Index Net,
Fund’s performance includes operating expenses, whereas index	respectively.
returns are unmanaged and do not include expenses of any kind.	The Fund’s underperformance relative to the Russell 1000®
For the fiscal year ended October 31, 2016, the Morningstar®	Index was partially offset by strong active management within
Target-Date 2040 Category gained 2.73%. This result serves as	the fixed income portion of the Fund’s portfolio. Underlying Fund
a peer comparison and is expressed net of operating expenses.	bond issue selection during the period was generally additive to returns as fixed income money managers were able to pick well
How did the market conditions described in the Market	within credit, avoiding defaults in places like the energy sector
Summary report affect the Fund’s performance?	where trouble occurred with falling energy prices in early 2016.
The Fund seeks to achieve its objective by investing in Underlying	As such, an allocation to the Russell Strategic Bond Fund was
Funds that provide exposure to a range of diversified investments,	positive from a benchmark-relative perspective. The Underlying
and most major asset classes invested in by the Underlying	Fund was positively impacted by its overweight to credit and
Funds produced positive absolute returns during the period.	additive currency positioning also helped to drive excess return.
Markets during the fiscal year were characterized by higher	By contrast, equity selection and positioning was more difficult,
levels of volatility and dispersion across return sources. Within	with allocations to non-U.S. equity Underlying Funds detracting
the fixed income Underlying Funds, exposure to high yield debt	from the Fund’s performance and security selection within

2040 Strategy Fund 183

Russell Investment Company
2040 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

those Underlying Funds struggling. In addition, overweights	in high yield credit and emerging markets equity compared with
to European securities in the Select International Equity Fund	core bond holdings and cash. Markets subsequently rebounded
caused the Underlying Fund to struggle as European equities	from the February lows and RIM reduced risk exposure to a more
continued to lag the U.S. equity market.	defensive stance with the Fund’s equity allocation below strategic weights. RIM’s modifications to the Fund’s asset allocation were
Describe any changes to the Fund’s structure or allocation	additive during the period.
to the Underlying Funds.
RIM has the discretion to vary the Fund’s actual allocation from	The views expressed in this report reflect those of the
the target strategic asset allocation by up to +/- 5% at the equity,	portfolio managers only through the end of the period
fixed income or alternative category level based on RIM’s capital	covered by the report. These views do not necessarily
markets research. RIM’s asset allocation modifications benefited	represent the views of RIM, or any other person in RIM or
the Fund’s performance relative to the Fund’s target strategic	any other affiliated organization. These views are subject
asset allocation.	to change at any time based upon market conditions or
RIM adapted the Fund’s asset allocation over the period as market	other events, and RIM disclaims any responsibility to
opportunities and risks evolved. The Fund was defensively	update the views contained herein. These views should not
positioned in the fourth quarter of 2015, favoring fixed income	be relied on as investment advice and, because investment
over equity Underlying Funds. During the first quarter of 2016,	decisions for a Russell Investment Company (“RIC”) Fund
equity markets declined substantially, and RIM added further risk	are based on numerous factors, should not be relied on as
to the portfolio by overweighting Underlying Funds that invest	an indication of investment decisions of any RIC Fund.

^ In prior years, the performance of the Fund’s Class E shares was used in the line graph. Class S Shares will have substantially similar annual returns as the Class
E Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the
Class S Shares do not have the same expenses as the Class E Shares.

* Assumes initial investment on November 1, 2006.

** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class R4 Shares on October 1, 2014. The returns shown for Class R4 Shares prior to that date are the returns of the Fund’s Class R2
Shares.

‡‡‡ The Fund first issued Class R5 Shares on October 1, 2014. The returns shown for Class R5 Shares prior to that date are the returns of the Fund’s Class R3
Shares.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

184 2040 Strategy Fund

Russell Investment Company
2040 Strategy Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses			Hypothetical
The following disclosure provides important information			Performance (5%
		Actual	return before
regarding the Fund’s Shareholder Expense Example	Class A	Performance	expenses)
(“Example”).	Beginning Account Value
	May 1, 2016	$1,000.00	$1,000.00
Example	Ending Account Value
As a shareholder of the Fund, you incur two types of costs: (1)	October 31, 2016	$1,035.80	$1,023.88
transaction costs, including sales charges (loads) on certain	Expenses Paid During Period*	$1.28	$1.27
purchase or redemption payments, and (2) ongoing costs,	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
including advisory and administrative fees; distribution and/or	(representing the six month period annualized), multiplied by the average
service fees; and other Fund expenses. The Example is intended	account value over the period, multiplied by 184/366 (to reflect the one-half year period).
to help you understand your ongoing costs (in dollars) of investing
in the Fund and to compare these costs with the ongoing costs of			Hypothetical
investing in other mutual funds. The Example is based on an			Performance (5%
		Actual	return before
investment of $1,000 invested at the beginning of the period and	Class E	Performance	expenses)
held for the entire period indicated, which for this Fund is from	Beginning Account Value
May 1, 2016 to October 31, 2016.	May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
Actual Expenses	October 31, 2016	$1,035.60	$1,023.88
The information in the table under the heading “Actual	Expenses Paid During Period*	$1.28	$1.27
Performance” provides information about actual account values	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
and actual expenses. You may use the information in this column,	(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period).

$1,000 (for example, an $8,600 account value divided by $1,000			Hypothetical
= 8.6), then multiply the result by the number in the first column			Performance (5%
in the row entitled “Expenses Paid During Period” to estimate		Actual	return before
the expenses you paid on your account during this period.	Class R1	Performance	expenses)
Beginning Account Value
Hypothetical Example for Comparison Purposes	May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
The information in the table under the heading “Hypothetical	October 31, 2016	$1,037.00	$1,025.14
Performance (5% return before expenses)” provides information	Expenses Paid During Period*	$—	$—
about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of	* There were no expenses charged to the Class.
return of 5% per year before expenses, which is not the Fund’s			Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
may not be used to estimate the actual ending account balance or		Actual	return before
	Class R4	Performance	expenses)
expenses you paid for the period. You may use this information	Beginning Account Value
to compare the ongoing costs of investing in the Fund and other	May 1, 2016	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
5% hypothetical examples that appear in the shareholder reports	October 31, 2016	$1,035.70	$1,023.88
of other funds.	Expenses Paid During Period*	$1.28	$1.27
Please note that the expenses shown in the table are meant	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
to highlight your ongoing costs only and do not reflect any	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half
transactional costs. Therefore, the information under the heading	year period).
“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2040 Strategy Fund 185

Russell Investment Company
2040 Strategy Fund

Shareholder Expense Example, continued — October 31, 2016 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class R5	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,035.80	$1,022.62
Expenses Paid During Period*	$2.56	$2.54

* Expenses are equal to the Fund's annualized expense ratio of 0.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,037.00	$1,025.14
Expenses Paid During Period*	$—	$—

* There were no expenses charged to the Class.

186 2040 Strategy Fund

Russell Investment Company
2040 Strategy Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)
		Fair
		Value
	Shares	$
Investments in Russell Affiliated Mutual Funds - 100.0%
Alternative - 8.5%
Russell Commodity Strategies Fund Class Y	249,423	1,375
Russell Global Infrastructure Fund Class Y	104,560	1,195
Russell Global Real Estate Securities Fund Class Y	22,393	800
		3,370

Domestic Equities - 43.3%
Russell U.S. Defensive Equity Fund Class Y	24,251	1,194
Russell U.S. Dynamic Equity Fund Class Y	200,026	1,986
Russell U.S. Small Cap Equity Fund Class Y	122,579	3,385
Select U.S. Equity Fund Class Y	974,027	10,636
		17,201

Fixed Income - 7.0%
Russell Strategic Bond Fund Class Y	251,659	2,783

International Equities - 41.2%
Russell Emerging Markets Fund Class Y	191,006	3,184
Russell Global Equity Fund Class Y	495,597	5,169
Select International Equity Fund Class Y	937,350	8,052
		16,405

Total Investments in Russell Affiliated Mutual Funds
(cost $33,031)		39,759

Total Investments 100.0%
(identified cost $33,031)		39,759

Other Assets and Liabilities, Net - (0.0%)		(6)
Net Assets - 100.0%		39,753

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient	Total	% of Net Assets
Investments in Russell Affiliated Mutual
Funds	$39,759	$—	$—	$—	$39,759	100.0
Total Investments	39,759	—	—	—	39,759	100.0
Other Assets and Liabilities, Net						(—)*
						100.0

* Less than 0.05% of net assets.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

2040 Strategy Fund 187

Russell Investment Company
2040 Strategy Fund

Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$33,031
Investments, at fair value(>)	39,759
Receivables:
Investments sold	16
Fund shares sold	20
Total assets	39,795

Liabilities
Payables:
Fund shares redeemed	37
Accrued fees to affiliates	5
Total liabilities	42

Net Assets	$39,753

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$—
Accumulated net realized gain (loss)	903
Unrealized appreciation (depreciation) on investments	6,728
Shares of beneficial interest	52
Additional paid-in capital	32,070
Net Assets	$39,753

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$7.63
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$8.10
Class A — Net assets	$582,230
Class A — Shares outstanding ($.01 par value)	76,294
Net asset value per share: Class E(#)	$7.63
Class E — Net assets	$84,402
Class E — Shares outstanding ($.01 par value)	11,062
Net asset value per share: Class R1(#)	$7.64
Class R1 — Net assets	$20,162,937
Class R1 — Shares outstanding ($.01 par value)	2,639,762
Net asset value per share: Class R4(#)	$7.64
Class R4 — Net assets	$6,354,075
Class R4 — Shares outstanding ($.01 par value)	831,625
Net asset value per share: Class R5(#)	$7.62
Class R5 — Net assets	$8,071,806
Class R5 — Shares outstanding ($.01 par value)	1,059,940
Net asset value per share: Class S(#)	$7.64
Class S — Net assets	$4,497,782
Class S — Shares outstanding ($.01 par value)	588,718
Amounts in thousands
(>) Investments in affiliated Russell funds	$39,759

(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

188 2040 Strategy Fund

Russell Investment Company
2040 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Income distributions from affiliated Russell funds	$1,278

Expenses
Distribution fees - Class A	2
Distribution fees - Class R5	26
Shareholder servicing fees - Class E	1
Shareholder servicing fees - Class R4	16
Shareholder servicing fees - Class R5	26
Total expenses	71
Net investment income (loss)	1,207

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	838
Capital gain distributions from Underlying Funds	1,417
Net realized gain (loss)	2,255
Net change in unrealized appreciation (depreciation) on investments	(2,827)
Net realized and unrealized gain (loss)	(572)
Net Increase (Decrease) in Net Assets from Operations	$635

See accompanying notes which are an integral part of the financial statements.

2040 Strategy Fund 189

Russell Investment Company
2040 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,207	$1,680
Net realized gain (loss)	2,255	4,808
Net change in unrealized appreciation (depreciation)	(2,827)	(6,447)
Net increase (decrease) in net assets from operations	635	41

Distributions
From net investment income
Class A	(15)	(19)
Class E	(2)	(6)
Class R1	(749)	(899)
Class R4	(133)	(182)
Class R5	(215)	(333)
Class S	(105)	(241)
From net realized gain
Class A	(67)	(380)
Class E	(10)	(137)
Class R1	(3,237)	(15,255)
Class R4	(588)	(3,650)
Class R5	(1,118)	(7,836)
Class S	(421)	(4,503)
Net decrease in net assets from distributions	(6,660)	(33,441)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(18,921)	(3,967)
Total Net Increase (Decrease) in Net Assets	(24,946)	(37,367)

Net Assets
Beginning of period	64,699	102,066
End of period	$39,753	$64,699
Undistributed (overdistributed) net investment income included in net assets	$—	$2

See accompanying notes which are an integral part of the financial statements.

190 2040 Strategy Fund

Russell Investment Company
2040 Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	3	$18	—**	$2
Proceeds from reinvestment of distributions	11	82	47	398
Payments for shares redeemed	(25)	(184)	(44)	(384)
Net increase (decrease)	(11)	(84)	3	16
Class E
Proceeds from shares sold	6	48	8	73
Proceeds from reinvestment of distributions	2	12	16	143
Payments for shares redeemed	(11)	(83)	(57)	(568)
Net increase (decrease)	(3)	(23)	(33)	(352)
Class R1
Proceeds from shares sold	1,598	11,876	2,026	18,574
Proceeds from reinvestment of distributions	536	3,932	1,885	16,153
Payments for shares redeemed	(4,107)	(30,592)	(2,840)	(26,110)
Net increase (decrease)	(1,973)	(14,784)	1,071	8,617
Class R4
Proceeds from shares sold	187	1,415	157	1,417
Proceeds from reinvestment of distributions	98	720	447	3,833
Payments for shares redeemed	(245)	(1,910)	(655)	(5,779)
Net increase (decrease)	40	225	(51)	(529)
Class R5
Proceeds from shares sold	349	2,568	426	3,913
Proceeds from reinvestment of distributions	183	1,333	955	8,169
Payments for shares redeemed	(955)	(7,088)	(1,833)	(16,641)
Net increase (decrease)	(423)	(3,187)	(452)	(4,559)
Class S
Proceeds from shares sold	422	3,123	462	4,238
Proceeds from reinvestment of distributions	71	525	552	4,738
Payments for shares redeemed	(630)	(4,716)	(1,641)	(16,136)
Net increase (decrease)	(137)	(1,068)	(627)	(7,160)
Total increase (decrease)	(2,507)	$(18,921)	(89)	$(3,967)

** Less than 500 shares.

See accompanying notes which are an integral part of the financial statements.

2040 Strategy Fund 191

Russell Investment Company
2040 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2016	8.38	.17	.02	.19	(.17)	(.77)
October 31, 2015	13.08	.17	(.20)	(.03)	(.22)	(4.45)
October 31, 2014	12.53	.30	.55	.85	(.30)	—
October 31, 2013	10.58	.17	1.95	2.12	(.17)	—
October 31, 2012	9.89	.17	.67	.84	(.15)	—

Class E
October 31, 2016	8.38	.15	.04	.19	(.17)	(.77)
October 31, 2015	13.08	.23	(.27)	(.04)	(.21)	(4.45)
October 31, 2014	12.53	.32	.52	.84	(.29)	—
October 31, 2013	10.57	.17	1.96	2.13	(.17)	—
October 31, 2012	9.89	.16	.68	.84	(.16)	—

Class R1
October 31, 2016	8.39	.19	.02	.21	(.19)	(.77)
October 31, 2015	13.09	.18	(.18)	—	(.25)	(4.45)
October 31, 2014	12.54	.36	.52	.88	(.33)	—
October 31, 2013	10.59	.21	1.94	2.15	(.20)	—
October 31, 2012	9.90	.18	.69	.87	(.18)	—

Class R4(1)
October 31, 2016	8.39	.15	.04	.19	(.17)	(.77)
October 31, 2015	13.09	.18	(.21)	(.03)	(.22)	(4.45)
October 31, 2014	12.54	.31	.54	.85	(.30)	—
October 31, 2013	10.58	.18	1.95	2.13	(.17)	—
October 31, 2012	9.89	.18	.66	.84	(.15)	—

Class R5(2)
October 31, 2016	8.37	.15	.02	.17	(.15)	(.77)
October 31, 2015	13.06	.17	(.22)	(.05)	(.19)	(4.45)
October 31, 2014	12.52	.32	.49	.81	(.27)	—
October 31, 2013	10.56	.15	1.95	2.10	(.14)	—
October 31, 2012	9.87	.14	.67	.81	(.12)	—

Class S
October 31, 2016	8.39	.17	.04	.21	(.19)	(.77)
October 31, 2015	13.09	.24	(.24)	—	(.25)	(4.45)
October 31, 2014	12.54	.36	.52	.88	(.33)	—
October 31, 2013	10.59	.21	1.94	2.15	(.20)	—
October 31, 2012	9.90	.18	.69	.87	(.18)	—

See accompanying notes which are an integral part of the financial statements.

192 2040 Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(.94)	7.63	2.82	582.25		.25	2.29	31
(4.67)	8.38	(.92)	736.25		.25	1.89	25
(.30)	13.08	6.85	1,114.25		.25	2.29	64
(.17)	12.53	20.33	1,048.25		.25	1.52	14
(.15)	10.58	8.69	902.25		.25	1.71	26

(.94)	7.63	2.80	84.25		.25	2.01	31
(4.66)	8.38	(.97)	116.25		.25	2.43	25
(.29)	13.08	6.80	605.25		.25	2.49	64
(.17)	12.53	20.45	1,100.25		.25	1.49	14
(.16)	10.57	8.59	979.25		.25	1.55	26

(.96)	7.64	3.08	20,163	—	—	2.57	31
(4.70)	8.39	(.61)	38,704	—	—	2.01	25
(.33)	13.09	7.11	46,351	—	—	2.83	64
(.20)	12.54	20.61	66,546	—	—	1.79	14
(.18)	10.59	8.99	59,225	—	—	1.76	26

(.94)	7.64	2.81	6,354.25		.25	2.04	31
(4.67)	8.39	(.91)	6,640.25		.25	1.92	25
(.30)	13.09	6.84	11,027.25		.25	2.39	64
(.17)	12.54	20.41	12,257.25		.25	1.58	14
(.15)	10.58	8.64	13,393.25		.25	1.81	26

(.92)	7.62	2.56	8,072.50		.50	1.99	31
(4.64)	8.37	(1.07)	12,410.50		.50	1.83	25
(.27)	13.06	6.51	25,262.50		.50	2.47	64
(.14)	12.52	20.14	36,644.50		.50	1.34	14
(.12)	10.56	8.39	38,165.50		.50	1.38	26

(.96)	7.64	3.08	4,498	—	—	2.25	31
(4.70)	8.39	(.65)	6,093	—	—	2.49	25
(.33)	13.09	7.11	17,707	—	—	2.79	64
(.20)	12.54	20.61	22,214	—	—	1.87	14
(.18)	10.59	8.99	24,994	—	—	1.75	26

See accompanying notes which are an integral part of the financial statements.

2040 Strategy Fund 193

Russell Investment Company
2040 Strategy Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Distribution fees	$2,049
Shareholder servicing fees	3,293
$5,342

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions

Russell Commodity Strategies Fund	$2,268	$754	$1,580	$(631)	$564	$1,375	$—	$—
Russell Global Infrastructure Fund	1,943	512	1,245	(201)	186	1,195	43	47
Russell Global Real Estate Securities
Fund	1,933	432	1,394	461	(632)	800	32	84
Russell U.S. Defensive Equity Fund	1,942	321	1,110	509	(468)	1,194	23	—
Russell U.S. Dynamic Equity Fund	3,241	932	1,787	18	(418)	1,986	139	282
Russell U.S. Small Cap Equity Fund	5,518	1,209	3,126	934	(1,150)	3,385	45	328
Select U.S. Equity Fund	16,999	2,820	9,295	374	(262)	10,636	381	21
Russell Strategic Bond Fund	4,532	2,036	3,815	219	(189)	2,783	124	23
Russell Emerging Markets Fund	5,143	890	3,073	(317)	541	3,184	17	—
Russell Global Equity Fund	8,418	2,419	4,923	721	(1,466)	5,169	147	632
Select International Equity Fund	12,767	2,921	6,854	(1,249)	467	8,052	327	—
	$64,704	$15,246	$38,202	$838	$(2,827)	$39,759	$1,278	$1,417

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of Investments	$34,640,317
Unrealized Appreciation	$5,863,554
Unrealized Depreciation	(745,289)
Net Unrealized Appreciation (Depreciation)	$5,118,265
Undistributed Ordinary Income	$10,225
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$2,501,824
Tax Composition of Distributions
Ordinary Income	$1,442,504
Long-Term Capital Gains	$5,217,612

Net investment income and net realized gains (losses) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent differences between book and tax accounting.  These differences may be due to foreign currency gains or losses, reclassifications of dividends and /or differences in treatment of income from swaps.  These adjustments have no impact on the net assets.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$10
Accumulated net realized gain (loss)	(10)

See accompanying notes which are an integral part of the financial statements.

194 2040 Strategy Fund

Russell Investment Company
2040 Strategy Fund

Federal Income Taxes, continued

Additional paid-in capital	—

See accompanying notes which are an integral part of the financial statements.

2040 Strategy Fund 195

Russell Investment Company
2045 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

2045 Strategy Fund - Class R1			2045 Strategy Fund - Class R5‡
	Total			Total
	Return			Return
1 Year	3.05%		1 Year	2.42%
5 Years	7.61	%§	5 Years	7.06	%§
Inception*	4.05	%§	Inception*	3.52	%§

2045 Strategy Fund - Class R4‡			Russell 1000® Index**
	Total			Total
	Return			Return
1 Year	2.79%		1 Year	4.26%
5 Years	7.34	%§	5 Years	13.51	%§
Inception*	3.81	%§	Inception*	8.12	%§

196 2045 Strategy Fund

Russell Investment Company
2045 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The 2045 Strategy Fund (the “Fund”) is a fund of funds that	was beneficial as it was one of the best performing asset classes
invests in other Russell Investment Company mutual funds (the	globally. Falling interest rates also helped other fixed income
“Underlying Funds”). The Underlying Funds employ a multi-	assets in the Underlying Funds rally, as well as more rate sensitive
manager approach whereby portions of the Underlying Funds are	real assets like global real estate investment trusts and global
allocated to different money managers. Underlying Fund assets not	infrastructure. With interest rates falling, income opportunities
allocated to money managers are managed by Russell Investment	around the globe continued to shrink and income available from
Management, LLC (“RIM”), the Fund’s and Underlying Funds’	most assets fell.
advisor. RIM, as the Underlying Funds’ advisor, may change	The U.S. equity market, as measured by the S&P 500® Index,
the allocation of the Underlying Funds’ assets among money	was up 4.51% over the period but also experienced multiple
managers at any time. An exemptive order from the Securities	draw downs. The Fund’s strategic exposure to global equities
and Exchange Commission (“SEC”) permits RIM to engage or	proved beneficial over the period as emerging markets rallied
terminate a money manager in an Underlying Fund at any time,	and outperformed U.S. equities. By contrast, non-U.S. developed
subject to approval by the Underlying Fund’s Board, without a	equity was one of the lowest performing portions of the Fund’s
shareholder vote. Pursuant to the terms of the exemptive order, an	exposure as falling commodities and currencies weighed on
Underlying Fund is required to notify its shareholders within 90	returns.
days of when a money manager begins providing services.

What is the Fund’s investment objective?	How did the investment strategies and techniques employed
by the Fund and the Underlying Funds affect the Fund’s
The Fund seeks to provide capital growth and income consistent	performance?
with its current asset allocation which will change over time, with	The Fund is a fund of funds and its performance is based on RIM’s
an increasing allocation to fixed income funds.	strategic asset allocations, the performance of the Underlying
The Fund pursues this objective by investing in a diversified	Funds in which the Fund invests, and tactical changes in the
portfolio that, as of October 31, 2016, consisted of approximately	Fund’s asset allocation throughout the year.
82.5% equity Underlying Funds, 7% fixed income Underlying	In order to seek to achieve the Fund’s objective during the period,
Funds and 10.5% alternative Underlying Funds. The Fund’s	RIM’s strategic asset allocation included investments in global
allocation to fixed income Underlying Funds will be fixed at	equity, alternative and fixed income Underlying Funds. The
66.3% in approximately the year 2045.	Fund’s diverse asset allocation partially hindered performance
How did the Fund perform relative to its benchmark for the	during the period as certain of these exposures underperformed
fiscal year ended October 31, 2016?	the Russell 1000® Index. While areas like high yield bonds, as
For the fiscal year ended October 31, 2016, the Fund’s Class R1,	measured by the BofA Merrill Lynch Global High Yield Index
Class R4 and Class R5 Shares gained 3.05%, 2.79% and 2.42%,	Hedged USD, outperformed the Russell 1000® Index, areas like
respectively. This is compared to the Fund’s primary benchmark,	commodities and non-U.S. developed equities delivered negative
the Russell 1000® Index, which gained 4.26% during the same	returns as measured by the Bloomberg Commodity Index Total
period. The Fund’s performance includes operating expenses,	Return and Russell Developed ex-U.S. Large Cap® Index Net,
whereas index returns are unmanaged and do not include	respectively.
expenses of any kind.	The Fund’s underperformance relative to the Russell 1000®
For the fiscal year ended October 31, 2016, the Morningstar®	Index was partially offset by strong active management within
Target-Date 2045 Category gained 2.44%. This result serves as	the fixed income portion of the Fund’s portfolio. Underlying Fund
a peer comparison and is expressed net of operating expenses.	bond issue selection during the period was generally additive to returns as fixed income money managers were able to pick well
How did the market conditions described in the Market	within credit, avoiding defaults in places like the energy sector
Summary report affect the Fund’s performance?	where trouble occurred with falling energy prices in early 2016.
The Fund seeks to achieve its objective by investing in Underlying	As such, an allocation to the Russell Strategic Bond Fund was
Funds that provide exposure to a range of diversified investments,	positive from a benchmark-relative perspective. The Underlying
and most major asset classes invested in by the Underlying	Fund was positively impacted by its overweight to credit and
Funds produced positive absolute returns during the period.	additive currency positioning also helped to drive excess return.
Markets during the fiscal year were characterized by higher	By contrast, equity selection and positioning was more difficult,
levels of volatility and dispersion across return sources. Within	with allocations to non-U.S. equity Underlying Funds detracting
the fixed income Underlying Funds, exposure to high yield debt	from the Fund’s performance and security selection within

2045 Strategy Fund 197

Russell Investment Company
2045 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

those Underlying Funds struggling. In addition, overweights	in high yield credit and emerging markets equity compared with
to European securities in the Select International Equity Fund	core bond holdings and cash. Markets subsequently rebounded
caused the Underlying Fund to struggle as European equities	from the February lows and RIM reduced risk exposure to a more
continued to lag the U.S. equity market.	defensive stance with the Fund’s equity allocation below strategic weights. RIM’s modifications to the Fund’s asset allocation were
Describe any changes to the Fund’s structure or allocation	additive during the period.
to the Underlying Funds.
RIM has the discretion to vary the Fund’s actual allocation from	The views expressed in this report reflect those of the
the target strategic asset allocation by up to +/- 5% at the equity,	portfolio managers only through the end of the period
fixed income or alternative category level based on RIM’s capital	covered by the report. These views do not necessarily
markets research. RIM’s asset allocation modifications benefited	represent the views of RIM, or any other person in RIM or
the Fund’s performance relative to the Fund’s target strategic	any other affiliated organization. These views are subject
asset allocation.	to change at any time based upon market conditions or
RIM adapted the Fund’s asset allocation over the period as market	other events, and RIM disclaims any responsibility to
opportunities and risks evolved. The Fund was defensively	update the views contained herein. These views should not
positioned in the fourth quarter of 2015, favoring fixed income	be relied on as investment advice and, because investment
over equity Underlying Funds. During the first quarter of 2016,	decisions for a Russell Investment Company (“RIC”) Fund
equity markets declined substantially, and RIM added further risk	are based on numerous factors, should not be relied on as
to the portfolio by overweighting Underlying Funds that invest	an indication of investment decisions of any RIC Fund.

* Assumes initial investment on March 31, 2008.

** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

‡ The Fund first issued Class R4 and Class R5 Shares on October 1, 2014. The returns shown for Class R4 and Class R5 Shares prior to that date are the returns of the Fund’s Class R2 and Class R3 Shares, respectively.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

198 2045 Strategy Fund

Russell Investment Company
2045 Strategy Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses			Hypothetical
The following disclosure provides important information			Performance (5%
		Actual	return before
regarding the Fund’s Shareholder Expense Example	Class R1	Performance	expenses)
(“Example”).	Beginning Account Value
	May 1, 2016	$1,000.00	$1,000.00
Example	Ending Account Value
As a shareholder of the Fund, you incur ongoing costs, including	October 31, 2016	$1,036.40	$1,025.14
distribution (12b-1) and/or service fees and other Fund expenses.	Expenses Paid During Period*	$—	$—
The Example is intended to help you understand your ongoing	* There were no expenses charged to the Class.
costs (in dollars) of investing in the Fund and to compare these
costs with the ongoing costs of investing in other mutual funds.			Hypothetical
Performance (5%
The Example is based on an investment of $1,000 invested at the		Actual	return before
beginning of the period and held for the entire period indicated,	Class R4	Performance	expenses)
which for this Fund is from May 1, 2016 to October 31, 2016.	Beginning Account Value
	May 1, 2016	$1,000.00	$1,000.00
Actual Expenses	Ending Account Value
The information in the table under the heading “Actual	October 31, 2016	$1,035.00	$1,023.88
	Expenses Paid During Period*	$1.28	$1.27
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
together with the amount you invested, to estimate the expenses	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period).
$1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first column			Hypothetical
in the row entitled “Expenses Paid During Period” to estimate			Performance (5%
		Actual	return before
the expenses you paid on your account during this period.	Class R5	Performance	expenses)
Beginning Account Value
Hypothetical Example for Comparison Purposes	May 1, 2016	$1,000.00	$1,000.00
The information in the table under the heading “Hypothetical	Ending Account Value
Performance (5% return before expenses)” provides information	October 31, 2016	$1,033.90	$1,022.62
about hypothetical account values and hypothetical expenses	Expenses Paid During Period*	$2.56	$2.54
based on the Fund’s actual expense ratio and an assumed rate of	* Expenses are equal to the Fund's annualized expense ratio of 0.50%
return of 5% per year before expenses, which is not the Fund’s	(representing the six month period annualized), multiplied by the average
actual return. The hypothetical account values and expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
may not be used to estimate the actual ending account balance or	year period).
expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant
to highlight your ongoing costs only and do not reflect any
transactional costs. Therefore, the information under the heading
“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2045 Strategy Fund 199

Russell Investment Company
2045 Strategy Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)
		Fair
		Value
	Shares	$
Investments in Russell Affiliated Mutual Funds - 100.0%
Alternative - 8.5%
Russell Commodity Strategies Fund Class Y	72,981	402
Russell Global Infrastructure Fund Class Y	30,453	348
Russell Global Real Estate Securities Fund Class Y	6,505	233
		983

Domestic Equities - 43.2%
Russell U.S. Defensive Equity Fund Class Y	7,067	348
Russell U.S. Dynamic Equity Fund Class Y	58,292	579
Russell U.S. Small Cap Equity Fund Class Y	35,654	984
Select U.S. Equity Fund Class Y	283,935	3,101
		5,012

Fixed Income - 7.0%
Russell Strategic Bond Fund Class Y	73,417	812

International Equities - 41.3%
Russell Emerging Markets Fund Class Y	55,658	928
Russell Global Equity Fund Class Y	144,484	1,507
Select International Equity Fund Class Y	273,532	2,349
		4,784

Total Investments in Russell Affiliated Mutual Funds
(cost $10,310)		11,591

Total Investments 100.0%
(identified cost $10,310)		11,591

Other Assets and Liabilities, Net - (0.0%)		(2)
Net Assets - 100.0%		11,589

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient	Total	% of Net Assets
Investments in Russell Affiliated Mutual
Funds	$11,591	$—	$—	$—	$11,591	100.0
Total Investments	11,591	—	—	—	11,591	100.0
Other Assets and Liabilities, Net						(—)*
						100.0

* Less than 0.05% of net assets.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

200 2045 Strategy Fund

Russell Investment Company
2045 Strategy Fund

Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$10,310
Investments, at fair value(>)	11,591
Receivables:
Investments sold	10
Fund shares sold	8
Total assets	11,609

Liabilities
Payables:
Fund shares redeemed	18
Accrued fees to affiliates	2
Total liabilities	20

Net Assets	$11,589

Net Assets Consist of:
Accumulated net realized gain (loss)	$(177)
Unrealized appreciation (depreciation) on investments	1,281
Shares of beneficial interest	14
Additional paid-in capital	10,471
Net Assets	$11,589

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class R1(#)	$8.36
Class R1 — Net assets	$4,301,998
Class R1 — Shares outstanding ($.01 par value)	514,805
Net asset value per share: Class R4(#)	$8.38
Class R4 — Net assets	$4,125,999
Class R4 — Shares outstanding ($.01 par value)	492,555
Net asset value per share: Class R5(#)	$8.33
Class R5 — Net assets	$3,160,509
Class R5 — Shares outstanding ($.01 par value)	379,284
Amounts in thousands
(>) Investments in affiliated Russell funds	$11,591

(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

2045 Strategy Fund 201

Russell Investment Company
2045 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Income distributions from affiliated Russell funds	$264

Expenses
Distribution fees - Class R5	8
Shareholder servicing fees - Class R4	10
Shareholder servicing fees - Class R5	8
Total expenses	26
Net investment income (loss)	238

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(145)
Capital gain distributions from Underlying Funds	275
Net realized gain (loss)	130
Net change in unrealized appreciation (depreciation) on investments	(78)
Net realized and unrealized gain (loss)	52
Net Increase (Decrease) in Net Assets from Operations	$290

See accompanying notes which are an integral part of the financial statements.

202 2045 Strategy Fund

Russell Investment Company
2045 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$238	$251
Net realized gain (loss)	130	77
Net change in unrealized appreciation (depreciation)	(78)	(400)
Net increase (decrease) in net assets from operations	290	(72)

Distributions
From net investment income
Class R1	(96)	(123)
Class R4	(83)	(71)
Class R5	(60)	(57)
From net realized gain
Class R1	(98)	(1,274)
Class R4	(93)	(880)
Class R5	(78)	(847)
Net decrease in net assets from distributions	(508)	(3,252)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(1,049)	2,520
Total Net Increase (Decrease) in Net Assets	(1,267)	(804)

Net Assets
Beginning of period	12,856	13,660
End of period	$11,589	$12,856

See accompanying notes which are an integral part of the financial statements.

2045 Strategy Fund 203

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2045 Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	175	$1,431	524	$4,667
Proceeds from reinvestment of distributions	23	184	161	1,397
Payments for shares redeemed	(317)	(2,594)	(525)	(4,550)
Net increase (decrease)	(119)	(979)	160	1,514
Class R4
Proceeds from shares sold	126	1,027	111	1,001
Proceeds from reinvestment of distributions	22	176	109	950
Payments for shares redeemed	(130)	(1,073)	(114)	(1,038)
Net increase (decrease)	18	130	106	913
Class R5
Proceeds from shares sold	146	1,178	141	1,263
Proceeds from reinvestment of distributions	17	137	104	905
Payments for shares redeemed	(186)	(1,515)	(225)	(2,075)
Net increase (decrease)	(23)	(200)	20	93
Total increase (decrease)	(124)	$(1,049)	286	$2,520

See accompanying notes which are an integral part of the financial statements.

204 2045 Strategy Fund

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Russell Investment Company
2045 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class R1
October 31, 2016	8.51	.18	.06	.24	(.19)	(.20)
October 31, 2015	11.16	.16	(.19)	(.03)	(.21)	(2.41)
October 31, 2014	10.78	.30	.45	.75	(.28)	(.09)
October 31, 2013	9.29	.18	1.67	1.85	(.17)	(.19)
October 31, 2012	9.10	.14	.62	.76	(.16)	(.41)

Class R4(1)
October 31, 2016	8.53	.16	.06	.22	(.17)	(.20)
October 31, 2015	11.18	.16	(.21)	(.05)	(.19)	(2.41)
October 31, 2014	10.80	.24	.49	.73	(.26)	(.09)
October 31, 2013	9.30	.15	1.69	1.84	(.15)	(.19)
October 31, 2012	9.11	.14	.60	.74	(.14)	(.41)

Class R5(2)
October 31, 2016	8.49	.15	.04	.19	(.15)	(.20)
October 31, 2015	11.13	.14	(.21)	(.07)	(.16)	(2.41)
October 31, 2014	10.76	.25	.44	.69	(.23)	(.09)
October 31, 2013	9.27	.12	1.69	1.81	(.13)	(.19)
October 31, 2012	9.08	.12	.60	.72	(.12)	(.41)

See accompanying notes which are an integral part of the financial statements.

206 2045 Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(.39)	8.36	3.05	4,302	—	—	2.27	28
(2.62)	8.51	(.65)	5,398	—	—	1.82	39
(.37)	11.16	7.08	5,297	—	—	2.78	84
(.36)	10.78	20.59	6,750	—	—	1.77	28
(.57)	9.29	9.13	5,391	—	—	1.59	57

(.37)	8.38	2.79	4,126.25		.25	2.02	28
(2.60)	8.53	(.89)	4,043.25		.25	1.74	39
(.35)	11.18	6.80	4,111.25		.25	2.16	84
(.34)	10.80	20.37	3,404.25		.25	1.48	28
(.55)	9.30	8.82	2,796.25		.25	1.58	57

(.35)	8.33	2.42	3,161.50		.50	1.81	28
(2.57)	8.49	(1.06)	3,415.50		.50	1.54	39
(.32)	11.13	6.48	4,252.50		.50	2.24	84
(.32)	10.76	20.07	6,123.50		.50	1.26	28
(.53)	9.27	8.56	3,603.50		.50	1.30	57

See accompanying notes which are an integral part of the financial statements.

2045 Strategy Fund 207

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2045 Strategy Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Distribution fees	$673
Shareholder servicing fees	1,545
$2,218

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions

Russell Commodity Strategies Fund	$452	$155	$188	$(74)	$57	$402	$—	$—
Russell Global Infrastructure Fund	384	109	141	(26)	22	348	10	9
Russell Global Real Estate Securities
Fund	384	96	212	29	(64)	233	8	16
Russell U.S. Defensive Equity Fund	386	66	114	35	(25)	348	5	—
Russell U.S. Dynamic Equity Fund	648	186	190	6	(71)	579	28	55
Russell U.S. Small Cap Equity Fund	1,101	279	372	(12)	(12)	984	9	64
Select U.S. Equity Fund	3,386	587	930	30	28	3,101	83	4
Russell Strategic Bond Fund	898	418	513	4	5	812	26	4
Russell Emerging Markets Fund	1,020	226	400	(69)	151	928	3	—
Russell Global Equity Fund	1,672	480	530	35	(150)	1,507	29	123
Select International Equity Fund	2,526	627	682	(103)	(19)	2,349	63	—
	$12,857	$3,229	$4,272	$(145)	$(78)	$11,591	$264	$275

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of Investments	$10,759,521
Unrealized Appreciation	$992,021
Unrealized Depreciation	(160,818)
Net Unrealized Appreciation (Depreciation)	$831,203
Undistributed Ordinary Income	$2,603
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$270,106
Tax Composition of Distributions
Ordinary Income	$257,874
Long-Term Capital Gains	$249,446

Net investment income and net realized gains (losses) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent differences between book and tax accounting.  These differences may be due to foreign currency gains or losses, reclassifications of dividends and /or differences in treatment of income from swaps.  These adjustments have no impact on the net assets.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$1
Accumulated net realized gain (loss)	(1)

See accompanying notes which are an integral part of the financial statements.

208 2045 Strategy Fund

Russell Investment Company
2045 Strategy Fund

Federal Income Taxes, continued

Additional paid-in capital	—

See accompanying notes which are an integral part of the financial statements.

2045 Strategy Fund 209

Russell Investment Company
2050 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

2050 Strategy Fund - Class R1			2050 Strategy Fund - Class R5‡
	Total			Total
	Return			Return
1 Year	3.07%		1 Year	2.57%
5 Years	7.59	%§	5 Years	7.07	%§
Inception*	4.27	%§	Inception*	3.76	%§

2050 Strategy Fund - Class R4‡			Russell 1000® Index**
	Total			Total
	Return			Return
1 Year	2.82%		1 Year	4.26%
5 Years	7.36	%§	5 Years	13.51	%§
Inception*	4.02	%§	Inception*	8.12	%§

210 2050 Strategy Fund

Russell Investment Company
2050 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The 2050 Strategy Fund (the “Fund”) is a fund of funds that	was beneficial as it was one of the best performing asset classes
invests in other Russell Investment Company mutual funds (the	globally. Falling interest rates also helped other fixed income
“Underlying Funds”). The Underlying Funds employ a multi-	assets in the Underlying Funds rally, as well as more rate sensitive
manager approach whereby portions of the Underlying Funds are	real assets like global real estate investment trusts and global
allocated to different money managers. Underlying Fund assets not	infrastructure. With interest rates falling, income opportunities
allocated to money managers are managed by Russell Investment	around the globe continued to shrink and income available from
Management, LLC (“RIM”), the Fund’s and Underlying Funds’	most assets fell.
advisor. RIM, as the Underlying Funds’ advisor, may change	The U.S. equity market, as measured by the S&P 500® Index,
the allocation of the Underlying Funds’ assets among money	was up 4.51% over the period but also experienced multiple
managers at any time. An exemptive order from the Securities	draw downs. The Fund’s strategic exposure to global equities
and Exchange Commission (“SEC”) permits RIM to engage or	proved beneficial over the period as emerging markets rallied
terminate a money manager in an Underlying Fund at any time,	and outperformed U.S. equities. By contrast, non-U.S. developed
subject to approval by the Underlying Fund’s Board, without a	equity was one of the lowest performing portions of the Fund’s
shareholder vote. Pursuant to the terms of the exemptive order, an	exposure as falling commodities and currencies weighed on
Underlying Fund is required to notify its shareholders within 90	returns.
days of when a money manager begins providing services.

What is the Fund’s investment objective?	How did the investment strategies and techniques employed
by the Fund and the Underlying Funds affect the Fund’s
The Fund seeks to provide capital growth and income consistent	performance?
with its current asset allocation which will change over time, with	The Fund is a fund of funds and its performance is based on RIM’s
an increasing allocation to fixed income funds.	strategic asset allocations, the performance of the Underlying
The Fund pursues this objective by investing in a diversified	Funds in which the Fund invests, and tactical changes in the
portfolio that, as of October 31, 2016, consisted of approximately	Fund’s asset allocation throughout the year.
82.5% equity Underlying Funds, 7% fixed income Underlying	In order to seek to achieve the Fund’s objective during the period,
Funds and 10.5% alternative Underlying Funds. The Fund’s	RIM’s strategic asset allocation included investments in global
allocation to fixed income Underlying Funds will be fixed at	equity, alternative and fixed income Underlying Funds. The
66.3% in approximately the year 2050.	Fund’s diverse asset allocation partially hindered performance
How did the Fund perform relative to its benchmark for the	during the period as certain of these exposures underperformed
fiscal year ended October 31, 2016?	the Russell 1000® Index. While areas like high yield bonds, as
For the fiscal year ended October 31, 2016, the Fund’s Class R1,	measured by the BofA Merrill Lynch Global High Yield Index
Class R4 and Class R5 Shares gained 3.07%, 2.82% and 2.57%,	Hedged USD, outperformed the Russell 1000® Index, areas like
respectively. This is compared to the Fund’s primary benchmark,	commodities and non-U.S. developed equities delivered negative
the Russell 1000® Index, which gained 4.26% during the same	returns as measured by the Bloomberg Commodity Index Total
period. The Fund’s performance includes operating expenses,	Return and Russell Developed ex-U.S. Large Cap® Index Net,
whereas index returns are unmanaged and do not include	respectively.
expenses of any kind.	The Fund’s underperformance relative to the Russell 1000®
For the fiscal year ended October 31, 2016, the Morningstar®	Index was partially offset by strong active management within
Target-Date 2050 Category gained 2.74%. This result serves as	the fixed income portion of the Fund’s portfolio. Underlying Fund
a peer comparison and is expressed net of operating expenses.	bond issue selection during the period was generally additive to returns as fixed income money managers were able to pick well
How did the market conditions described in the Market	within credit, avoiding defaults in places like the energy sector
Summary report affect the Fund’s performance?	where trouble occurred with falling energy prices in early 2016.
The Fund seeks to achieve its objective by investing in Underlying	As such, an allocation to the Russell Strategic Bond Fund was
Funds that provide exposure to a range of diversified investments,	positive from a benchmark-relative perspective. The Underlying
and most major asset classes invested in by the Underlying	Fund was positively impacted by its overweight to credit and
Funds produced positive absolute returns during the period.	additive currency positioning also helped to drive excess return.
Markets during the fiscal year were characterized by higher	By contrast, equity selection and positioning was more difficult,
levels of volatility and dispersion across return sources. Within	with allocations to non-U.S. equity Underlying Funds detracting
the fixed income Underlying Funds, exposure to high yield debt	from the Fund’s performance and security selection within

2050 Strategy Fund 211

Russell Investment Company
2050 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

those Underlying Funds struggling. In addition, overweights	in high yield credit and emerging markets equity compared with
to European securities in the Select International Equity Fund	core bond holdings and cash. Markets subsequently rebounded
caused the Underlying Fund to struggle as European equities	from the February lows and RIM reduced risk exposure to a more
continued to lag the U.S. equity market.	defensive stance with the Fund’s equity allocation below strategic weights. RIM’s modifications to the Fund’s asset allocation were
Describe any changes to the Fund’s structure or allocation	additive during the period.
to the Underlying Funds.
RIM has the discretion to vary the Fund’s actual allocation from	The views expressed in this report reflect those of the
the target strategic asset allocation by up to +/- 5% at the equity,	portfolio managers only through the end of the period
fixed income or alternative category level based on RIM’s capital	covered by the report. These views do not necessarily
markets research. RIM’s asset allocation modifications benefited	represent the views of RIM, or any other person in RIM or
the Fund’s performance relative to the Fund’s target strategic	any other affiliated organization. These views are subject
asset allocation.	to change at any time based upon market conditions or
RIM adapted the Fund’s asset allocation over the period as market	other events, and RIM disclaims any responsibility to
opportunities and risks evolved. The Fund was defensively	update the views contained herein. These views should not
positioned in the fourth quarter of 2015, favoring fixed income	be relied on as investment advice and, because investment
over equity Underlying Funds. During the first quarter of 2016,	decisions for a Russell Investment Company (“RIC”) Fund
equity markets declined substantially, and RIM added further risk	are based on numerous factors, should not be relied on as
to the portfolio by overweighting Underlying Funds that invest	an indication of investment decisions of any RIC Fund.

* Assumes initial investment on March 31, 2008.

** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

‡ The Fund first issued Class R4 and Class R5 Shares on October 1, 2014. The returns shown for Class R4 and Class R5 Shares prior to that date are the returns of the Fund’s Class R2 and Class R3 Shares, respectively.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

212 2050 Strategy Fund

Russell Investment Company
2050 Strategy Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses			Hypothetical
The following disclosure provides important information			Performance (5%
		Actual	return before
regarding the Fund’s Shareholder Expense Example	Class R1	Performance	expenses)
(“Example”).	Beginning Account Value
	May 1, 2016	$1,000.00	$1,000.00
Example	Ending Account Value
As a shareholder of the Fund, you incur ongoing costs, including	October 31, 2016	$1,036.40	$1,025.14
distribution (12b-1) and/or service fees and other Fund expenses.	Expenses Paid During Period*	$—	$—
The Example is intended to help you understand your ongoing	* There were no expenses charged to the Class.
costs (in dollars) of investing in the Fund and to compare these
costs with the ongoing costs of investing in other mutual funds.			Hypothetical
Performance (5%
The Example is based on an investment of $1,000 invested at the		Actual	return before
beginning of the period and held for the entire period indicated,	Class R4	Performance	expenses)
which for this Fund is from May 1, 2016 to October 31, 2016.	Beginning Account Value
	May 1, 2016	$1,000.00	$1,000.00
Actual Expenses	Ending Account Value
The information in the table under the heading “Actual	October 31, 2016	$1,036.80	$1,023.88
	Expenses Paid During Period*	$1.28	$1.27
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
together with the amount you invested, to estimate the expenses	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period).
$1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first column			Hypothetical
in the row entitled “Expenses Paid During Period” to estimate			Performance (5%
		Actual	return before
the expenses you paid on your account during this period.	Class R5	Performance	expenses)
Beginning Account Value
Hypothetical Example for Comparison Purposes	May 1, 2016	$1,000.00	$1,000.00
The information in the table under the heading “Hypothetical	Ending Account Value
Performance (5% return before expenses)” provides information	October 31, 2016	$1,033.90	$1,022.62
about hypothetical account values and hypothetical expenses	Expenses Paid During Period*	$2.56	$2.54
based on the Fund’s actual expense ratio and an assumed rate of	* Expenses are equal to the Fund's annualized expense ratio of 0.50%
return of 5% per year before expenses, which is not the Fund’s	(representing the six month period annualized), multiplied by the average
actual return. The hypothetical account values and expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
may not be used to estimate the actual ending account balance or	year period).
expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant
to highlight your ongoing costs only and do not reflect any
transactional costs. Therefore, the information under the heading
“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2050 Strategy Fund 213

Russell Investment Company
2050 Strategy Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)
		Fair
		Value
	Shares	$
Investments in Russell Affiliated Mutual Funds - 100.0%
Alternative - 8.5%
Russell Commodity Strategies Fund Class Y	74,903	413
Russell Global Infrastructure Fund Class Y	31,328	358
Russell Global Real Estate Securities Fund Class Y	6,733	240
		1,011

Domestic Equities - 43.3%
Russell U.S. Defensive Equity Fund Class Y	7,259	357
Russell U.S. Dynamic Equity Fund Class Y	59,858	594
Russell U.S. Small Cap Equity Fund Class Y	36,711	1,014
Select U.S. Equity Fund Class Y	291,413	3,182
		5,147

Fixed Income - 7.0%
Russell Strategic Bond Fund Class Y	75,292	833

International Equities - 41.2%
Russell Emerging Markets Fund Class Y	57,184	953
Russell Global Equity Fund Class Y	148,274	1,547
Select International Equity Fund Class Y	280,439	2,409
		4,909

Total Investments in Russell Affiliated Mutual Funds
(cost $10,122)		11,900

Total Investments 100.0%
(identified cost $10,122)		11,900

Other Assets and Liabilities, Net - (0.0%)		(1)
Net Assets - 100.0%		11,899

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient	Total	% of Net Assets
Investments in Russell Affiliated Mutual
Funds	$11,900	$—	$—	$—	$11,900	100.0
Total Investments	11,900	—	—	—	11,900	100.0
Other Assets and Liabilities, Net						(—)*
						100.0

* Less than 0.05% of net assets.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

214 2050 Strategy Fund

Russell Investment Company
2050 Strategy Fund

Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$10,122
Investments, at fair value(>)	11,900
Receivables:
Fund shares sold	10
Total assets	11,910

Liabilities
Payables:
Investments purchased	3
Fund shares redeemed	6
Accrued fees to affiliates	2
Total liabilities	11

Net Assets	$11,899

Net Assets Consist of:
Accumulated net realized gain (loss)	$(157)
Unrealized appreciation (depreciation) on investments	1,778
Shares of beneficial interest	20
Additional paid-in capital	10,258
Net Assets	$11,899

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class R1(#)	$6.08
Class R1 — Net assets	$5,748,809
Class R1 — Shares outstanding ($.01 par value)	945,837
Net asset value per share: Class R4(#)	$6.10
Class R4 — Net assets	$2,697,107
Class R4 — Shares outstanding ($.01 par value)	442,511
Net asset value per share: Class R5(#)	$6.08
Class R5 — Net assets	$3,452,637
Class R5 — Shares outstanding ($.01 par value)	568,265
Amounts in thousands
(>) Investments in affiliated Russell funds	$11,900

(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

2050 Strategy Fund 215

Russell Investment Company
2050 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Income distributions from affiliated Russell funds	$261

Expenses
Distribution fees - Class R5	8
Shareholder servicing fees - Class R4	7
Shareholder servicing fees - Class R5	8
Total expenses	23
Net investment income (loss)	238

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(105)
Capital gain distributions from Underlying Funds	272
Net realized gain (loss)	167
Net change in unrealized appreciation (depreciation) on investments	(97)
Net realized and unrealized gain (loss)	70
Net Increase (Decrease) in Net Assets from Operations	$308

See accompanying notes which are an integral part of the financial statements.

216 2050 Strategy Fund

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2050 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$238	$251
Net realized gain (loss)	167	283
Net change in unrealized appreciation (depreciation)	(97)	(643)
Net increase (decrease) in net assets from operations	308	(109)

Distributions
From net investment income
Class R1	(130)	(143)
Class R4	(50)	(39)
Class R5	(59)	(69)
From net realized gain
Class R1	(248)	(2,251)
Class R4	(104)	(693)
Class R5	(141)	(1,524)
Net decrease in net assets from distributions	(732)	(4,719)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(45)	1,961
Total Net Increase (Decrease) in Net Assets	(469)	(2,867)

Net Assets
Beginning of period	12,368	15,235
End of period	$11,899	$12,368

See accompanying notes which are an integral part of the financial statements.

2050 Strategy Fund 217

Russell Investment Company
2050 Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	800	$4,777	746	$4,986
Proceeds from reinvestment of distributions	65	378	371	2,395
Payments for shares redeemed	(967)	(5,787)	(861)	(5,949)
Net increase (decrease)	(102)	(632)	256	1,432
Class R4
Proceeds from shares sold	161	950	134	907
Proceeds from reinvestment of distributions	26	153	113	732
Payments for shares redeemed	(126)	(762)	(93)	(628)
Net increase (decrease)	61	341	154	1,011
Class R5
Proceeds from shares sold	190	1,114	290	2,006
Proceeds from reinvestment of distributions	35	200	247	1,593
Payments for shares redeemed	(182)	(1,068)	(592)	(4,081)
Net increase (decrease)	43	246	(55)	(482)
Total increase (decrease)	2	$(45)	355	$1,961

See accompanying notes which are an integral part of the financial statements.

218 2050 Strategy Fund

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Russell Investment Company
2050 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class R1
October 31, 2016	6.32	.14	.04	.18	(.15)	(.27)
October 31, 2015	9.52	.13	(.14)	(.01)	(.17)	(3.02)
October 31, 2014	9.20	.27	.37	.64	(.24)	(.08)
October 31, 2013	7.84	.15	1.43	1.58	(.15)	(.07)
October 31, 2012	9.19	.11	.48	.59	(.16)	(1.78)

Class R4(1)
October 31, 2016	6.34	.12	.04	.16	(.13)	(.27)
October 31, 2015	9.54	.11	(.14)	(.03)	(.15)	(3.02)
October 31, 2014	9.22	.23	.39	.62	(.22)	(.08)
October 31, 2013	7.85	.12	1.45	1.57	(.13)	(.07)
October 31, 2012	9.19	.12	.46	.58	(.14)	(1.78)

Class R5(2)
October 31, 2016	6.32	.11	.04	.15	(.12)	(.27)
October 31, 2015	9.51	.11	(.15)	(.04)	(.13)	(3.02)
October 31, 2014	9.20	.21	.38	.59	(.20)	(.08)
October 31, 2013	7.84	.10	1.44	1.54	(.11)	(.07)
October 31, 2012	9.18	.11	.44	.55	(.11)	(1.78)

See accompanying notes which are an integral part of the financial statements.

220 2050 Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(.42)	6.08	3.07	5,749	—	—	2.36	53
(3.19)	6.32	(.66)	6,625	—	—	1.91	44
(.32)	9.52	7.12	7,542	—	—	2.89	84
(.22)	9.20	20.61	10,729	—	—	1.75	27
(1.94)	7.84	9.00	8,731	—	—	1.44	78

(.40)	6.10	2.82	2,697.25		.25	1.97	53
(3.17)	6.34	(.90)	2,421.25		.25	1.66	44
(.30)	9.54	6.81	2,170.25		.25	2.45	84
(.20)	9.22	20.42	3,515.25		.25	1.44	27
(1.92)	7.85	8.82	2,658.25		.25	1.52	78

(.39)	6.08	2.57	3,453.50		.50	1.79	53
(3.15)	6.32	(1.10)	3,322.50		.50	1.61	44
(.28)	9.51	6.51	5,523.50		.50	2.20	84
(.18)	9.20	20.03	5,649.50		.50	1.17	27
(1.89)	7.84	8.50	3,482.50		.50	1.43	78

See accompanying notes which are an integral part of the financial statements.

2050 Strategy Fund 221

Russell Investment Company
2050 Strategy Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Distribution fees	$728
Shareholder servicing fees	1,297
$2,025

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
Russell Commodity Strategies Fund	$435	$234	$239	$(65)	$48	$413	$—	$—
Russell Global Infrastructure Fund	370	193	202	(31)	28	358	10	9
Russell Global Real Estate Securities
Fund	369	153	248	50	(84)	240	8	16
Russell U.S. Defensive Equity Fund	371	158	182	32	(22)	357	5	—
Russell U.S. Dynamic Equity Fund	623	334	301	7	(69)	594	28	54
Russell U.S. Small Cap Equity Fund	1,060	509	532	29	(52)	1,014	9	63
Select U.S. Equity Fund	3,256	1,405	1,539	33	27	3,182	82	4
Russell Strategic Bond Fund	864	593	632	33	(25)	833	25	4
Russell Emerging Markets Fund	981	411	523	(64)	148	953	3	—
Russell Global Equity Fund	1,608	853	803	47	(158)	1,547	28	122
Select International Equity Fund	2,431	1,143	1,051	(176)	62	2,409	63	—
	$12,368	$5,986	$6,252	$(105)	$(97)	$11,900	$261	$272

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of Investments	$10,699,685
Unrealized Appreciation	$1,311,912
Unrealized Depreciation	(111,269)
Net Unrealized Appreciation (Depreciation)	$1,200,643
Undistributed Ordinary Income	$4,356
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$416,073
Tax Composition of Distributions
Ordinary Income	$287,629
Long-Term Capital Gains	$444,875

Net investment income and net realized gains (losses) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent differences between book and tax accounting.  These differences may be due to foreign currency gains or losses, reclassifications of dividends and /or differences in treatment of income from swaps.  These adjustments have no impact on the net assets.

At October 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income $ 1

See accompanying notes which are an integral part of the financial statements.

222 2050 Strategy Fund

Russell Investment Company
2050 Strategy Fund

Federal Income Taxes, continued

Accumulated net realized gain (loss)	(1)
Additional paid-in capital	—

See accompanying notes which are an integral part of the financial statements.

2050 Strategy Fund 223

Russell Investment Company
2055 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

2055 Strategy Fund - Class R1			2055 Strategy Fund - Class R5‡
	Total			Total
	Return			Return
1 Year	3.02%		1 Year	2.53%
5 Years	7.60	%§	5 Years	7.09	%§
Inception*	5.91	%§	Inception*	5.40	%§

2055 Strategy Fund - Class R4‡			Russell 1000® Index**
	Total			Total
	Return			Return
1 Year	2.80%		1 Year	4.26%
5 Years	7.34	%§	5 Years	13.51	%§
Inception*	5.65	%§	Inception*	11.65	%§

224 2055 Strategy Fund

Russell Investment Company
2055 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The 2055 Strategy Fund (the “Fund”) is a fund of funds that	was beneficial as it was one of the best performing asset classes
invests in other Russell Investment Company mutual funds (the	globally. Falling interest rates also helped other fixed income
“Underlying Funds”). The Underlying Funds employ a multi-	assets in the Underlying Funds rally, as well as more rate sensitive
manager approach whereby portions of the Underlying Funds are	real assets like global real estate investment trusts and global
allocated to different money managers. Underlying Fund assets not	infrastructure. With interest rates falling, income opportunities
allocated to money managers are managed by Russell Investment	around the globe continued to shrink and income available from
Management, LLC (“RIM”), the Fund’s and Underlying Funds’	most assets fell.
advisor. RIM, as the Underlying Funds’ advisor, may change	The U.S. equity market, as measured by the S&P 500® Index,
the allocation of the Underlying Funds’ assets among money	was up 4.51% over the period but also experienced multiple
managers at any time. An exemptive order from the Securities	draw downs. The Fund’s strategic exposure to global equities
and Exchange Commission (“SEC”) permits RIM to engage or	proved beneficial over the period as emerging markets rallied
terminate a money manager in an Underlying Fund at any time,	and outperformed U.S. equities. By contrast, non-U.S. developed
subject to approval by the Underlying Fund’s Board, without a	equity was one of the lowest performing portions of the Fund’s
shareholder vote. Pursuant to the terms of the exemptive order, an	exposure as falling commodities and currencies weighed on
Underlying Fund is required to notify its shareholders within 90	returns.
days of when a money manager begins providing services.

What is the Fund’s investment objective?	How did the investment strategies and techniques employed
by the Fund and the Underlying Funds affect the Fund’s
The Fund seeks to provide capital growth and income consistent	performance?
with its current asset allocation which will change over time, with	The Fund is a fund of funds and its performance is based on RIM’s
an increasing allocation to fixed income funds.	strategic asset allocations, the performance of the Underlying
The Fund pursues this objective by investing in a diversified	Funds in which the Fund invests, and tactical changes in the
portfolio that, as of October 31, 2016, consisted of approximately	Fund’s asset allocation throughout the year.
82.5% equity Underlying Funds, 7% fixed income Underlying	In order to seek to achieve the Fund’s objective during the period,
Funds and 10.5% alternative Underlying Funds. The Fund’s	RIM’s strategic asset allocation included investments in global
allocation to fixed income Underlying Funds will be fixed at	equity, alternative and fixed income Underlying Funds. The
66.3% in approximately the year 2055.	Fund’s diverse asset allocation partially hindered performance
How did the Fund perform relative to its benchmark for the	during the period as certain of these exposures underperformed
fiscal year ended October 31, 2016?	the Russell 1000® Index. While areas like high yield bonds, as
For the fiscal year ended October 31, 2016, the Fund’s Class R1,	measured by the BofA Merrill Lynch Global High Yield Index
Class R4 and Class R5 Shares gained 3.02%, 2.80% and 2.53%,	Hedged USD, outperformed the Russell 1000® Index, areas like
respectively. This is compared to the Fund’s primary benchmark,	commodities and non-U.S. developed equities delivered negative
the Russell 1000® Index, which gained 4.26% during the same	returns as measured by the Bloomberg Commodity Index Total
period. The Fund’s performance includes operating expenses,	Return and Russell Developed ex-U.S. Large Cap® Index Net,
whereas index returns are unmanaged and do not include	respectively.
expenses of any kind.	The Fund’s underperformance relative to the Russell 1000®
For the fiscal year ended October 31, 2016, the Morningstar®	Index was partially offset by strong active management within
Target-Date 2055 Category gained 2.39%. This result serves as	the fixed income portion of the Fund’s portfolio. Underlying Fund
a peer comparison and is expressed net of operating expenses.	bond issue selection during the period was generally additive to returns as fixed income money managers were able to pick well
How did the market conditions described in the Market	within credit, avoiding defaults in places like the energy sector
Summary report affect the Fund’s performance?	where trouble occurred with falling energy prices in early 2016.
The Fund seeks to achieve its objective by investing in Underlying	As such, an allocation to the Russell Strategic Bond Fund was
Funds that provide exposure to a range of diversified investments,	positive from a benchmark-relative perspective. The Underlying
and most major asset classes invested in by the Underlying	Fund was positively impacted by its overweight to credit and
Funds produced positive absolute returns during the period.	additive currency positioning also helped to drive excess return.
Markets during the fiscal year were characterized by higher	By contrast, equity selection and positioning was more difficult,
levels of volatility and dispersion across return sources. Within	with allocations to non-U.S. equity Underlying Funds detracting
the fixed income Underlying Funds, exposure to high yield debt	from the Fund’s performance and security selection within

2055 Strategy Fund 225

Russell Investment Company
2055 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

those Underlying Funds struggling. In addition, overweights	in high yield credit and emerging markets equity compared with
to European securities in the Select International Equity Fund	core bond holdings and cash. Markets subsequently rebounded
caused the Underlying Fund to struggle as European equities	from the February lows and RIM reduced risk exposure to a more
continued to lag the U.S. equity market.	defensive stance with the Fund’s equity allocation below strategic weights. RIM’s modifications to the Fund’s asset allocation were
Describe any changes to the Fund’s structure or allocation	additive during the period.
to the Underlying Funds.
RIM has the discretion to vary the Fund’s actual allocation from	The views expressed in this report reflect those of the
the target strategic asset allocation by up to +/- 5% at the equity,	portfolio managers only through the end of the period
fixed income or alternative category level based on RIM’s capital	covered by the report. These views do not necessarily
markets research. RIM’s asset allocation modifications benefited	represent the views of RIM, or any other person in RIM or
the Fund’s performance relative to the Fund’s target strategic	any other affiliated organization. These views are subject
asset allocation.	to change at any time based upon market conditions or
RIM adapted the Fund’s asset allocation over the period as market	other events, and RIM disclaims any responsibility to
opportunities and risks evolved. The Fund was defensively	update the views contained herein. These views should not
positioned in the fourth quarter of 2015, favoring fixed income	be relied on as investment advice and, because investment
over equity Underlying Funds. During the first quarter of 2016,	decisions for a Russell Investment Company (“RIC”) Fund
equity markets declined substantially, and RIM added further risk	are based on numerous factors, should not be relied on as
to the portfolio by overweighting Underlying Funds that invest	an indication of investment decisions of any RIC Fund.

* Assumes initial investment on December 31, 2010.

** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

‡ The Fund first issued Class R4 and Class R5 Shares on October 1, 2014. The returns shown for Class R4 and Class R5 Shares prior to that date are the returns of the Fund’s Class R2 and Class R3 Shares, respectively.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

226 2055 Strategy Fund

Russell Investment Company
2055 Strategy Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses			Hypothetical
The following disclosure provides important information			Performance (5%
		Actual	return before
regarding the Fund’s Shareholder Expense Example	Class R1	Performance	expenses)
(“Example”).	Beginning Account Value
	May 1, 2016	$1,000.00	$1,000.00
Example	Ending Account Value
As a shareholder of the Fund, you incur ongoing costs, including	October 31, 2016	$1,036.50	$1,025.14
distribution (12b-1) and/or service fees and other Fund expenses.	Expenses Paid During Period*	$—	$—
The Example is intended to help you understand your ongoing	* There were no expenses charged to the Class.
costs (in dollars) of investing in the Fund and to compare these
costs with the ongoing costs of investing in other mutual funds.			Hypothetical
Performance (5%
The Example is based on an investment of $1,000 invested at the		Actual	return before
beginning of the period and held for the entire period indicated,	Class R4	Performance	expenses)
which for this Fund is from May 1, 2016 to October 31, 2016.	Beginning Account Value
	May 1, 2016	$1,000.00	$1,000.00
Actual Expenses	Ending Account Value
The information in the table under the heading “Actual	October 31, 2016	$1,035.10	$1,023.88
	Expenses Paid During Period*	$1.28	$1.27
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
together with the amount you invested, to estimate the expenses	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period).
$1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first column			Hypothetical
in the row entitled “Expenses Paid During Period” to estimate			Performance (5%
		Actual	return before
the expenses you paid on your account during this period.	Class R5	Performance	expenses)
Beginning Account Value
Hypothetical Example for Comparison Purposes	May 1, 2016	$1,000.00	$1,000.00
The information in the table under the heading “Hypothetical	Ending Account Value
Performance (5% return before expenses)” provides information	October 31, 2016	$1,034.10	$1,022.62
about hypothetical account values and hypothetical expenses	Expenses Paid During Period*	$2.56	$2.54
based on the Fund’s actual expense ratio and an assumed rate of	* Expenses are equal to the Fund's annualized expense ratio of 0.50%
return of 5% per year before expenses, which is not the Fund’s	(representing the six month period annualized), multiplied by the average
actual return. The hypothetical account values and expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
may not be used to estimate the actual ending account balance or	year period).
expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant
to highlight your ongoing costs only and do not reflect any
transactional costs. Therefore, the information under the heading
“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2055 Strategy Fund 227

Russell Investment Company
2055 Strategy Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)
		Fair
		Value
	Shares	$
Investments in Russell Affiliated Mutual Funds - 100.0%
Alternative - 8.5%
Russell Commodity Strategies Fund Class Y	26,153	144
Russell Global Infrastructure Fund Class Y	10,806	124
Russell Global Real Estate Securities Fund Class Y	2,305	82
		350

Domestic Equities - 43.3%
Russell U.S. Defensive Equity Fund Class Y	2,509	124
Russell U.S. Dynamic Equity Fund Class Y	20,731	206
Russell U.S. Small Cap Equity Fund Class Y	12,675	350
Select U.S. Equity Fund Class Y	100,855	1,101
		1,781

Fixed Income - 7.0%
Russell Strategic Bond Fund Class Y	26,058	288

International Equities - 41.2%
Russell Emerging Markets Fund Class Y	19,758	329
Russell Global Equity Fund Class Y	51,316	535
Select International Equity Fund Class Y	97,058	834
		1,698

Total Investments in Russell Affiliated Mutual Funds
(cost $3,924)		4,117

Total Investments 100.0%
(identified cost $3,924)		4,117

Other Assets and Liabilities, Net - (0.0%)		(1)
Net Assets - 100.0%		4,116

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient	Total	% of Net Assets
Investments in Russell Affiliated Mutual
Funds	$4,117	$—	$—	$—	$4,117	100.0
Total Investments	4,117	—	—	—	4,117	100.0
Other Assets and Liabilities, Net						(—)*
						100.0

* Less than 0.05% of net assets.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

228 2055 Strategy Fund

Russell Investment Company
2055 Strategy Fund

Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$3,924
Investments, at fair value(>)	4,117
Receivables:
Fund shares sold	82
Total assets	4,199

Liabilities
Payables:
Investments purchased	62
Fund shares redeemed	20
Accrued fees to affiliates	1
Total liabilities	83

Net Assets	$4,116

Net Assets Consist of:
Accumulated net realized gain (loss)	$(87)
Unrealized appreciation (depreciation) on investments	193
Shares of beneficial interest	4
Additional paid-in capital	4,006
Net Assets	$4,116

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class R1(#)	$10.96
Class R1 — Net assets	$1,887,618
Class R1 — Shares outstanding ($.01 par value)	172,281
Net asset value per share: Class R4(#)	$10.97
Class R4 — Net assets	$1,148,079
Class R4 — Shares outstanding ($.01 par value)	104,657
Net asset value per share: Class R5(#)	$10.94
Class R5 — Net assets	$1,080,785
Class R5 — Shares outstanding ($.01 par value)	98,831
Amounts in thousands
(>) Investments in affiliated Russell funds	$4,117

(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

2055 Strategy Fund 229

Russell Investment Company
2055 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Income distributions from affiliated Russell funds	$94

Expenses
Distribution fees - Class R5	2
Shareholder servicing fees - Class R4	4
Shareholder servicing fees - Class R5	2
Total expenses	8
Net investment income (loss)	86

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(138)
Capital gain distributions from Underlying Funds	97
Net realized gain (loss)	(41)
Net change in unrealized appreciation (depreciation) on investments	93
Net realized and unrealized gain (loss)	52
Net Increase (Decrease) in Net Assets from Operations	$138

See accompanying notes which are an integral part of the financial statements.

230 2055 Strategy Fund

Russell Investment Company
2055 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$86	$53
Net realized gain (loss)	(41)	25
Net change in unrealized appreciation (depreciation)	93	(98)
Net increase (decrease) in net assets from operations	138	(20)

Distributions
From net investment income
Class R1	(34)	(16)
Class R4	(36)	(28)
Class R5	(16)	(10)
From net realized gain
Class R1	(20)	(65)
Class R4	(26)	(153)
Class R5	(11)	(67)
Net decrease in net assets from distributions	(143)	(339)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(26)	1,661
Total Net Increase (Decrease) in Net Assets	(31)	1,302
Net Assets
Beginning of period	4,147	2,845
End of period	$4,116	$4,147

See accompanying notes which are an integral part of the financial statements.

2055 Strategy Fund 231

Russell Investment Company
2055 Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:
	2016		2015
	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	176	$1,898	136	$1,515
Proceeds from reinvestment of distributions	5	54	7	81
Payments for shares redeemed	(134)	(1,464)	(64)	(727)
Net increase (decrease)	47	488	79	869
Class R4
Proceeds from shares sold	65	702	45	516
Proceeds from reinvestment of distributions	6	61	16	180
Payments for shares redeemed	(141)	(1,521)	(11)	(119)
Net increase (decrease)	(70)	(758)	50	577
Class R5
Proceeds from shares sold	66	697	58	675
Proceeds from reinvestment of distributions	3	27	7	78
Payments for shares redeemed	(46)	(480)	(46)	(538)
Net increase (decrease)	23	244	19	215
Total increase (decrease)	(—)**	$(26)	148	$1,661

** Less than 500 shares.

See accompanying notes which are an integral part of the financial statements.

232 2055 Strategy Fund

(This page intentionally left blank)

Russell Investment Company
2055 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class R1
October 31, 2016	11.05	.23	.08	.31	(.25)	(.15)
October 31, 2015	12.51	.17	(.21)	(.04)	(.24)	(1.18)
October 31, 2014	12.04	.34	.49	.83	(.32)	(.04)
October 31, 2013	10.27	.15	1.93	2.08	(.19)	(.12)
October 31, 2012	9.63	.16	.68	.84	(.18)	(.02)

Class R4(1)
October 31, 2016	11.05	.25	.04	.29	(.22)	(.15)
October 31, 2015	12.52	.19	(.27)	(.08)	(.21)	(1.18)
October 31, 2014	12.03	.28	.54	.82	(.29)	(.04)
October 31, 2013	10.27	.16	1.88	2.04	(.16)	(.12)
October 31, 2012	9.63	.15	.66	.81	(.15)	(.02)

Class R5(2)
October 31, 2016	11.04	.17	.09	.26	(.21)	(.15)
October 31, 2015	12.50	.14	(.24)	(.10)	(.18)	(1.18)
October 31, 2014	12.03	.22	.56	.78	(.27)	(.04)
October 31, 2013	10.27	.12	1.90	2.02	(.14)	(.12)
October 31, 2012	9.63	.11	.68	.79	(.13)	(.02)

See accompanying notes which are an integral part of the financial statements.

234 2055 Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(.40)	10.96	3.02	1,887	—	—	2.17	76
(1.42)	11.05	(.52)	1,381	—	—	1.54	28
(.36)	12.51	7.01	579	—	—	2.81	132
(.31)	12.04	20.74	648	—	—	1.31	27
(.20)	10.27	8.92	171	—	—	1.66	23

(.37)	10.97	2.80	1,148.25		.25	2.33	76
(1.39)	11.05	(.85)	1,932.25		.25	1.63	28
(.33)	12.52	6.93	1,554.25		.25	2.26	132
(.28)	12.03	20.35	1,290.25		.25	1.43	27
(.17)	10.27	8.64	957.25		.25	1.48	23

(.36)	10.94	2.53	1,081.50		.50	1.62	76
(1.36)	11.04	(1.00)	834.50		.50	1.25	28
(.31)	12.50	6.55	712.50		.50	1.80	132
(.26)	12.03	20.09	407.50		.50	1.04	27
(.15)	10.27	8.41	233.50		.50	1.08	23

See accompanying notes which are an integral part of the financial statements.

2055 Strategy Fund 235

Russell Investment Company
2055 Strategy Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Distribution fees	$224
Shareholder servicing fees	454
$678

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
Russell Commodity Strategies Fund	$145	$117	$114	$(20)	$16	$144	$—	$—
Russell Global Infrastructure Fund	124	92	92	(9)	9	124	4	3
Russell Global Real Estate Securities
Fund	124	72	103	(5)	(6)	82	3	6
Russell U.S. Defensive Equity Fund	125	84	89	2	2	124	2	—
Russell U.S. Dynamic Equity Fund	209	163	145	(6)	(15)	206	10	19
Russell U.S. Small Cap Equity Fund	354	248	247	(9)	4	350	3	22
Select U.S. Equity Fund	1,092	756	777	11	19	1,101	30	2
Russell Strategic Bond Fund	289	281	286	(1)	5	288	9	2
Russell Emerging Markets Fund	329	204	237	(30)	63	329	1	—
Russell Global Equity Fund	539	439	406	(19)	(18)	535	10	43
Select International Equity Fund	815	640	583	(52)	14	834	22	—
	$4,145	$3,096	$3,079	$(138)	$93	$4,117	$94	$97

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of Investments	$4,061,037
Unrealized Appreciation	$69,548
Unrealized Depreciation	(13,424)
Net Unrealized Appreciation (Depreciation)	$56,124
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$49,395
Tax Composition of Distributions
Ordinary Income	$90,041
Long-Term Capital Gains	$52,902

Net investment income and net realized gains (losses) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent differences between book and tax accounting.  These differences may be due to foreign currency gains or losses, reclassifications of dividends and /or differences in treatment of income from swaps.  These adjustments have no impact on the net assets. At October 31, 2016, there were no adjustments to the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

236 2055 Strategy Fund

Russell Investment Company
In Retirement Fund

Portfolio Management Discussion and Analysis — October 31, 2016 (Unaudited)

In Retirement Fund - Class A‡			In Retirement Fund - Class R5‡‡
	Total			Total
	Return			Return
1 Year	(1.92)%		1 Year	3.81%
5 Years	3.46	%§	5 Years	4.43	%§
Inception*	3.73	%§	Inception*	4.17	%§

In Retirement Fund - Class R1			Barclays U.S. Aggregate Bond Index**C
	Total			Total
	Return			Return
1 Year	4.24%		1 Year	4.37%
5 Years	4.96	%§	5 Years	2.90	%§
Inception*	4.70	%§	Inception*	4.27	%§

In Retirement Fund - Class R4‡‡
	Total
	Return
1 Year	4.12%
5 Years	4.72	%§
Inception*	4.45	%§

In Retirement Fund 237

Russell Investment Company
In Retirement Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

The In Retirement Fund (the “Fund”) is a fund of funds that	real assets like global real estate investment trusts and global
invests in other Russell Investment Company mutual funds (the	infrastructure. With interest rates falling, income opportunities
“Underlying Funds”). The Underlying Funds employ a multi-	around the globe continued to shrink and income available from
manager approach whereby portions of the Underlying Funds are	most assets fell.
allocated to different money managers. Underlying Fund assets not	The U.S. equity market, as measured by the S&P 500® Index,
allocated to money managers are managed by Russell Investment	was up 4.51% over the period but also experienced multiple
Management, LLC (“RIM”), the Fund’s and Underlying Funds’	draw downs. The Fund’s strategic exposure to global equities
advisor. RIM, as the Underlying Funds’ advisor, may change	proved beneficial over the period as emerging markets rallied
the allocation of the Underlying Funds’ assets among money	and outperformed U.S. equities. By contrast, non-U.S. developed
managers at any time. An exemptive order from the Securities	equity was one of the lowest performing portions of the Fund’s
and Exchange Commission (“SEC”) permits RIM to engage or	exposure as falling commodities and currencies weighed on
terminate a money manager in an Underlying Fund at any time,	returns.
subject to approval by the Underlying Fund’s Board, without a
shareholder vote. Pursuant to the terms of the exemptive order, an	How did the investment strategies and techniques employed
Underlying Fund is required to notify its shareholders within 90	by the Fund and the Underlying Funds affect the Fund’s
days of when a money manager begins providing services.	performance?

What is the Fund’s investment objective?	The Fund is a fund of funds and its performance is based on RIM’s
The Fund seeks to provide income and capital growth.	strategic asset allocations, the performance of the Underlying
Funds in which the Fund invests, and tactical changes in the
The Fund pursues this objective by investing in a diversified	Fund’s asset allocation throughout the year.
portfolio that, as of October 31, 2016, consisted of 27.1% equity	In order to seek to achieve the Fund’s objective during the period,
Underlying Funds, 66.3% fixed income Underlying Funds and	RIM’s strategic asset allocation included investments in global
6.6% alternative Underlying Funds.	equity, alternative and fixed income Underlying Funds. The
How did the Fund perform relative to its benchmark for the	Fund’s diverse asset allocation partially hindered performance
fiscal year ended October 31, 2016?	during the period as certain of these exposures underperformed
For the fiscal year ended October 31, 2016, the Fund’s Class A,	the Bloomberg Barclays U.S. Aggregate Bond Index. While
Class R1, Class R4 and Class R5 Shares gained 4.02%, 4.24%,	areas like high yield bonds, as measured by the BofA Merrill
4.12% and 3.81%, respectively. This is compared to the Fund’s	Lynch Global High Yield Index Hedged USD, outperformed the
primary benchmark, the Bloomberg Barclays U.S. Aggregate	Bloomberg Barclays U.S. Aggregate Bond, areas like commodities
Bond Index, which gained 4.37% during the same period. The	and non-U.S. developed equities delivered negative returns as
Fund’s performance includes operating expenses, whereas index	measured by the Bloomberg Commodity Index Total Return and
returns are unmanaged and do not include expenses of any kind.	Russell Developed ex-U.S. Large Cap® Index Net, respectively.
For the fiscal year ended October 31, 2016, the Morningstar®	The underperformance of certain of the Fund’s exposures relative
Target-Date Retirement Category gained 3.47%. This result	to the Bloomberg Barclays U.S. Aggregate Bond Index was
serves as a peer comparison and is expressed net of operating	partially offset by strong excess returns within the fixed income
expenses.	portion of the Fund’s portfolio. Underlying Fund bond issue
selection during the period was generally additive to returns
How did the market conditions described in the Market	as fixed income money managers were able to pick well within
Summary report affect the Fund’s performance?	credit, avoiding defaults in places like the energy sector where
The Fund seeks to achieve its objective by investing in Underlying	trouble occurred with falling energy prices in early 2016. As
Funds that provide exposure to a range of diversified investments,	such, allocations to the Russell Strategic Bond Fund and Russell
and most major asset classes invested in by the Underlying	Investment Grade Bond Fund were positive from a benchmark-
Funds produced positive absolute returns during the period.	relative perspective. Both Funds were positively impacted by
Markets during the fiscal year were characterized by higher	their overweight to credit and additive currency positioning also
levels of volatility and dispersion across return sources. Within	helped to drive excess return.
the fixed income Underlying Funds, exposure to high yield debt	By contrast, equity selection and positioning was more difficult,
was beneficial as it was one of the best performing asset classes	with allocations to non-U.S. equity Underlying Funds detracting
globally. Falling interest rates also helped other fixed income	from the Fund’s performance and security selection within
assets in the Underlying Funds rally, as well as more rate sensitive	those Underlying Funds struggling. In addition, overweights

238 In Retirement Fund

Russell Investment Company
In Retirement Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2016
(Unaudited)

to European securities in the Select International Equity Fund	in high yield credit and emerging markets equity compared with
caused the Underlying Fund to struggle as European equities	core bond holdings and cash. Markets subsequently rebounded
continued to lag the U.S. equity market.	from the February lows and RIM reduced risk exposure to a more defensive stance with the Fund’s equity allocation below strategic
Describe any changes to the Fund’s structure or allocation	weights. RIM’s modifications to the Fund’s asset allocation were
to the Underlying Funds.	additive during the period.
RIM has the discretion to vary the Fund’s actual allocation from
the target strategic asset allocation by up to +/- 5% at the equity,	The views expressed in this report reflect those of the
fixed income or alternative category level based on RIM’s capital	portfolio managers only through the end of the period
markets research. RIM’s asset allocation modifications benefited	covered by the report. These views do not necessarily
the Fund’s performance relative to the Fund’s target strategic	represent the views of RIM, or any other person in RIM or
asset allocation.	any other affiliated organization. These views are subject
RIM adapted the Fund’s asset allocation over the period as market	to change at any time based upon market conditions or
opportunities and risks evolved. The Fund was defensively	other events, and RIM disclaims any responsibility to
positioned in the fourth quarter of 2015, favoring fixed income	update the views contained herein. These views should not
over equity Underlying Funds. During the first quarter of 2016,	be relied on as investment advice and, because investment
equity markets declined substantially, and RIM added further risk	decisions for a Russell Investment Company (“RIC”) Fund
to the portfolio by overweighting Underlying Funds that invest	are based on numerous factors, should not be relied on as
an indication of investment decisions of any RIC Fund.

* Assumes initial investment on March 31, 2008.

** The Bloomberg Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

Effective August 24, 2016, the Barclays fixed income benchmark indices, including the Barclays Aggregate family of indices, were renamed the Bloomberg
Barclays family of indices.

‡ The Fund first issued Class A Shares on February 25, 2011.  The returns shown for Class A Shares prior to that date are the returns of Class R2 Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class R4 and Class R5 Shares on October 1, 2014. The returns shown for Class R4 and Class R5 Shares prior to that date are the returns of the Fund’s Class R2 and Class R3 Shares, respectively.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with
Securities and Exchange Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted
Accounting Principles (“U.S. GAAP”).

In Retirement Fund 239

Russell Investment Company
In Retirement Fund

Shareholder Expense Example — October 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, including sales charges (loads) on certain	would have been higher.
purchase or redemption payments, and (2) ongoing costs,			Hypothetical
including advisory and administrative fees; distribution and/or			Performance (5%
service fees; and other Fund expenses. The Example is intended		Actual	return before
to help you understand your ongoing costs (in dollars) of investing	Class A	Performance	expenses)
Beginning Account Value
in the Fund and to compare these costs with the ongoing costs of	May 1, 2016	$1,000.00	$1,000.00
investing in other mutual funds. The Example is based on an	Ending Account Value
investment of $1,000 invested at the beginning of the period and	October 31, 2016	$1,024.00	$1,023.88
held for the entire period indicated, which for this Fund is from	Expenses Paid During Period*	$1.27	$1.27
May 1, 2016 to October 31, 2016.	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
(representing the six month period annualized), multiplied by the average
Actual Expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
The information in the table under the heading “Actual	year period).
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,			Hypothetical
Performance (5%
together with the amount you invested, to estimate the expenses		Actual	return before
that you paid over the period. Simply divide your account value by	Class R1	Performance	expenses)
$1,000 (for example, an $8,600 account value divided by $1,000	Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
in the row entitled “Expenses Paid During Period” to estimate	October 31, 2016	$1,024.40	$1,025.14
the expenses you paid on your account during this period.	Expenses Paid During Period*	$—	$—

Hypothetical Example for Comparison Purposes	* There were no expenses charged to the Class.
The information in the table under the heading “Hypothetical
Hypothetical
Performance (5% return before expenses)” provides information			Performance (5%
about hypothetical account values and hypothetical expenses		Actual	return before
based on the Fund’s actual expense ratio and an assumed rate of	Class R4	Performance	expenses)
return of 5% per year before expenses, which is not the Fund’s	Beginning Account Value
	May 1, 2016	$1,000.00	$1,000.00
actual return. The hypothetical account values and expenses	Ending Account Value
may not be used to estimate the actual ending account balance or	October 31, 2016	$1,024.50	$1,023.88
expenses you paid for the period. You may use this information	Expenses Paid During Period*	$1.27	$1.27
to compare the ongoing costs of investing in the Fund and other
* Expenses are equal to the Fund's annualized expense ratio of 0.25%
funds. To do so, compare this 5% hypothetical example with the	(representing the six month period annualized), multiplied by the average
5% hypothetical examples that appear in the shareholder reports	account value over the period, multiplied by 184/366 (to reflect the one-half
of other funds.	year period).

240 In Retirement Fund

Russell Investment Company
In Retirement Fund

Shareholder Expense Example, continued — October 31, 2016 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class R5	Performance	expenses)
Beginning Account Value
May 1, 2016	$1,000.00	$1,000.00
Ending Account Value
October 31, 2016	$1,021.70	$1,022.62
Expenses Paid During Period*	$2.54	$2.54

* Expenses are equal to the Fund's annualized expense ratio of 0.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

In Retirement Fund 241

Russell Investment Company
In Retirement Fund

Schedule of Investments — October 31, 2016

Amounts in thousands (except share amounts)
		Fair
		Value
	Shares	$
Investments in Russell Affiliated Mutual Funds - 100.0%
Alternative - 5.8%
Russell Commodity Strategies Fund Class Y	110,587	609
Russell Global Infrastructure Fund Class Y	49,174	562
Russell Global Real Estate Securities Fund Class Y	13,422	480
		1,651

Domestic Equities - 15.0%
Russell U.S. Defensive Equity Fund Class Y	14,234	700
Russell U.S. Dynamic Equity Fund Class Y	33,716	335
Russell U.S. Small Cap Equity Fund Class Y	18,389	508
Select U.S. Equity Fund Class Y	250,095	2,731
		4,274

Fixed Income - 66.4%
Russell Global Opportunistic Credit Fund Class Y	97,545	948
Russell Investment Grade Bond Fund Class Y	172,487	3,852
Russell Short Duration Bond Fund Class Y	214,586	4,137
Russell Strategic Bond Fund Class Y	902,563	9,982
		18,919

International Equities - 12.8%
Russell Emerging Markets Fund Class Y	26,500	442
Russell Global Equity Fund Class Y	116,215	1,212
Select International Equity Fund Class Y	234,078	2,011
		3,665

Total Investments in Russell Affiliated Mutual Funds
(cost $24,710)		28,509

Total Investments 100.0%
(identified cost $24,710)		28,509

Other Assets and Liabilities, Net - (0.0%)		(4)
Net Assets - 100.0%		28,505

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient	Total	% of Net Assets
Investments in Russell Affiliated Mutual
Funds	$28,509	$—	$—	$—	$28,509	100.0
Total Investments	28,509	—	—	—	28,509	100.0
Other Assets and Liabilities, Net						(—)*
						100.0

* Less than 0.05% of net assets.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2016, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

242 In Retirement Fund

Russell Investment Company
In Retirement Fund

Statement of Assets and Liabilities — October 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$24,710
Investments, at fair value(>)	28,509
Receivables:
Investments sold	5
Fund shares sold	2
Total assets	28,516

Liabilities
Payables:
Fund shares redeemed	7
Accrued fees to affiliates	4
Total liabilities	11

Net Assets	$28,505

Net Assets Consist of:
Accumulated net realized gain (loss)	$445
Unrealized appreciation (depreciation) on investments	3,799
Shares of beneficial interest	39
Additional paid-in capital	24,222
Net Assets	$28,505

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$7.52
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$7.98
Class A — Net assets	$446,964
Class A — Shares outstanding ($.01 par value)	59,424
Net asset value per share: Class R1(#)	$7.35
Class R1 — Net assets	$16,242,128
Class R1 — Shares outstanding ($.01 par value)	2,208,999
Net asset value per share: Class R4(#)	$7.36
Class R4 — Net assets	$8,274,539
Class R4 — Shares outstanding ($.01 par value)	1,124,493
Net asset value per share: Class R5(#)	$7.34
Class R5 — Net assets	$3,541,778
Class R5 — Shares outstanding ($.01 par value)	482,241
Amounts in thousands
(>) Investments in affiliated Russell funds	$28,509
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

In Retirement Fund 243

Russell Investment Company
In Retirement Fund

Statement of Operations — For the Period Ended October 31, 2016

Amounts in thousands
Investment Income
Income distributions from affiliated Russell funds	$942

Expenses
Distribution fees - Class A	1
Distribution fees - Class R5	13
Shareholder servicing fees - Class R4	22
Shareholder servicing fees - Class R5	13
Total expenses	49
Net investment income (loss)	893

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	788
Capital gain distributions from Underlying Funds	299
Net realized gain (loss)	1,087
Net change in unrealized appreciation (depreciation) on investments	(762)
Net realized and unrealized gain (loss)	325
Net Increase (Decrease) in Net Assets from Operations	$1,218

See accompanying notes which are an integral part of the financial statements.

244 In Retirement Fund

Russell Investment Company
In Retirement Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$893	$816
Net realized gain (loss)	1,087	1,294
Net change in unrealized appreciation (depreciation)	(762)	(2,064)
Net increase (decrease) in net assets from operations	1,218	46

Distributions
From net investment income
Class A	(12)	(11)
Class R1	(505)	(463)
Class R4	(245)	(171)
Class R5	(131)	(172)
From net realized gain
Class A	(19)	(132)
Class R1	(745)	(3,510)
Class R4	(394)	(1,475)
Class R5	(248)	(2,175)
Net decrease in net assets from distributions	(2,299)	(8,109)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(9,259)	15,767
Total Net Increase (Decrease) in Net Assets	(10,340)	7,704

Net Assets
Beginning of period	38,845	31,141
End of period	$28,505	$38,845

See accompanying notes which are an integral part of the financial statements.

In Retirement Fund 245

Russell Investment Company
In Retirement Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	—	$—	—	$—
Proceeds from reinvestment of distributions	4	30	18	142
Payments for shares redeemed	(4)	(30)	(3)	(30)
Net increase (decrease)	—	—	15	112
Class R1
Proceeds from shares sold	326	2,364	1,186	9,149
Shares issued in connection with acquisition	—	—	1,111	8,590
Proceeds from reinvestment of distributions	176	1,244	516	3,943
Payments for shares redeemed	(1,236)	(9,085)	(1,259)	(10,350)
Net increase (decrease)	(734)	(5,477)	1,554	11,332
Class R4
Proceeds from shares sold	243	1,765	114	884
Shares issued in connection with acquisition	—	—	793	6,137
Proceeds from reinvestment of distributions	90	638	215	1,645
Payments for shares redeemed	(366)	(2,660)	(505)	(4,029)
Net increase (decrease)	(33)	(257)	617	4,637
Class R5
Proceeds from shares sold	150	1,093	488	3,802
Shares issued in connection with acquisition	—	—	455	3,512
Proceeds from reinvestment of distributions	54	380	308	2,347
Payments for shares redeemed	(682)	(4,998)	(1,221)	(9,975)
Net increase (decrease)	(478)	(3,525)	30	(314)
Total increase (decrease)	(1,245)	$(9,259)	2,216	$15,767

See accompanying notes which are an integral part of the financial statements.

246 In Retirement Fund

(This page intentionally left blank)

Russell Investment Company
In Retirement Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2016	7.75	.20	.09	.29	(.20)	(.32)
October 31, 2015	10.88	.20	(.13)	.07	(.23)	(2.97)
October 31, 2014	11.05	.17	.33	.50	(.19)	(.48)
October 31, 2013	10.74	.36	.29	.65	(.29)	(.05)
October 31, 2012	10.10	.25	.55	.80	(.12)	(.04)

Class R1
October 31, 2016	7.59	.21	.09	.30	(.22)	(.32)
October 31, 2015	10.72	.17	(.08)	.09	(.25)	(2.97)
October 31, 2014	10.90	.21	.31	.52	(.22)	(.48)
October 31, 2013	10.60	.33	.34	.67	(.32)	(.05)
October 31, 2012	10.10	.27	.55	.82	(.28)	(.04)

Class R4(1)
October 31, 2016	7.59	.19	.10	.29	(.20)	(.32)
October 31, 2015	10.73	.15	(.09)	.06	(.23)	(2.97)
October 31, 2014	10.90	.17	.33	.50	(.19)	(.48)
October 31, 2013	10.60	.32	.32	.64	(.29)	(.05)
October 31, 2012	10.10	.27	.52	.79	(.25)	(.04)

Class R5(2)
October 31, 2016	7.57	.18	.09	.27	(.18)	(.32)
October 31, 2015	10.70	.16	(.12)	.04	(.20)	(2.97)
October 31, 2014	10.88	.16	.30	.46	(.16)	(.48)
October 31, 2013	10.58	.27	.34	.61	(.26)	(.05)
October 31, 2012	10.08	.24	.53	.77	(.23)	(.04)

See accompanying notes which are an integral part of the financial statements.

248 In Retirement Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(.52)	7.52	4.02	447.25		.25	2.65	21
(3.20)	7.75	.69	459.25		.25	2.39	56
(.67)	10.88	4.75	486.25		.25	1.60	34
(.34)	11.05	6.15	493.25		.25	3.30	19
(.16)	10.74	8.01	1,035.25		.25	2.43	20

(.54)	7.35	4.24	16,242	—	—	2.90	21
(3.22)	7.59	.96	22,325	—	—	2.15	56
(.70)	10.72	5.00	14,897	—	—	1.95	34
(.37)	10.90	6.48	29,451	—	—	3.10	19
(.32)	10.60	8.32	36,665	—	—	2.66	20

(.52)	7.36	4.12	8,274.25		.25	2.67	21
(3.20)	7.59	.59	8,789.25		.25	1.95	56
(.67)	10.73	4.81	5,804.25		.25	1.56	34
(.34)	10.90	6.16	7,818.25		.25	2.95	19
(.29)	10.60	8.05	10,996.25		.25	2.59	20

(.50)	7.34	3.81	3,542.50		.50	2.54	21
(3.17)	7.57	.38	7,272.50		.50	1.97	56
(.64)	10.70	4.43	9,954.50		.50	1.47	34
(.31)	10.88	5.90	18,939.50		.50	2.57	19
(.27)	10.58	7.78	23,337.50		.50	2.35	20

See accompanying notes which are an integral lpart of the financial statements.

In Retirement Fund 249

Russell Investment Company
In Retirement Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended October 31, 2016 were as follows:
Distribution fees	$980
Shareholder servicing fees	2,644
$3,624

Transactions (amounts in thousands) during the period ended October 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions

Russell Commodity Strategies Fund	$843	$125	$330	$(82)	$53	$609	$—	$—
Russell Global Infrastructure Fund	766	128	329	(53)	50	562	19	18
Russell Global Real Estate Securities
Fund	765	160	393	127	(179)	480	16	31
Russell U.S. Defensive Equity Fund	956	97	379	171	(145)	700	12	—
Russell U.S. Dynamic Equity Fund	458	137	214	7	(53)	335	19	38
Russell U.S. Small Cap Equity Fund	691	164	333	98	(112)	508	5	40
Select U.S. Equity Fund	3,667	535	1,536	75	(10)	2,731	84	4
Russell Global Opportunistic Credit
Fund	1,682	115	910	(81)	142	948	44	—
Russell Investment Grade Bond Fund	6,410	666	3,223	56	(57)	3,852	211	8
Russell Short Duration Bond Fund	4,469	1,413	1,789	(4)	48	4,137	69	2
Russell Strategic Bond Fund	13,597	1,718	5,436	531	(428)	9,982	374	67
Russell Emerging Markets Fund	602	89	291	30	12	442	2	—
Russell Global Equity Fund	1,263	606	616	86	(127)	1,212	21	91
Select International Equity Fund	2,680	545	1,085	(173)	44	2,011	66	—
	$38,849	$6,498	$16,864	$788	$(762)	$28,509	$942	$299

Federal Income Taxes

At October 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:.

Cost of Investments	$25,323,342
Unrealized Appreciation	$3,605,006
Unrealized Depreciation	(419,315)
Net Unrealized Appreciation (Depreciation)	$3,185,691
Undistributed Ordinary Income	$36,393
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$1,021,965
Tax Composition of Distributions
Ordinary Income	$933,046
Long-Term Capital Gains	$1,365,699

See accompanying notes which are an integral part of the financial statements.

250 In Retirement Fund

Russell Investment Company
In Retirement Fund

Federal Income Taxes, continued

Net investment income and net realized gains (losses) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent differences between book and tax accounting.  These differences may be due to foreign currency gains or losses, reclassifications of dividends and /or differences in treatment of income from swaps.  These adjustments have no impact on the net assets. At October 31, 2016, there were no adjustments to the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

In Retirement Fund 251

Russell Investment Company
LifePoints® Funds

Notes to Schedules of Investments — October 31, 2016

Footnotes:
(å) Currency balances were pledged in connection with futures contracts purchased (sold), options written, or swaps entered into by the
Fund. See Statement of Assets and Liabilities.
(ÿ) Notional Amount in thousands.
(8) Unrounded units.

252 Notes to Schedules of Investments

Russell Investment Company
LifePoints® Funds

Notes to Financial Highlights — October 31, 2016

(1) As of October 1, 2014, Class R2 shares were reclassified as Class R4 shares and all shareholders were issued shares of Class R4. Class R2 shares are no longer offered. The financial highlights for period ended October 31, 2014 reflect a consolidation of the financial activity of Class R2 shares for the period November 1, 2013 through October 1, 2014 and the financial activity of Class R4 shares for the period October 2, 2014 through October
31, 2014. All prior periods reflect the financial activity of Class R2 shares.
(2) As of October 1, 2014, Class R3 shares were reclassified as Class R5 shares and all shareholders were issued shares of Class R5. Class R3 shares are no longer offered. The financial highlights for period ended October 31, 2014 reflect a consolidation of the financial activity of Class R3 shares for the period November 1, 2013 through October 1, 2014 and the financial activity of Class R4 shares for the period October 2, 2014 through October
31, 2014. All prior periods reflect the financial activity of Class R3 shares.
(a) Average daily shares outstanding were used for this calculation.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the
Fund invests.
(c) The ratios for periods less than one year are not annualized.
(d) Total return for Class A does not reflect a front-end sales charge. If sales charges were included, the total return would be lower.
(e) May reflect amounts waived and/or reimbursed by Russell Investment Management, LLC (“RIM”) and/or Russell Investments Fund Services, LLC
(“RIFUS”).
(f) The ratios for periods less than one year are annualized.
(g) The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(h) Less than $.01 per share.
(i) Gross and Net Expense Ratios for the period ended October 31, 2016, include a reimbursement from State Street for the overbilling of custody expenses in prior years. Without the reimbursement, each class of Conservative Strategy Fund would have been 0.01% higher.

Notes to Financial Highlights 253

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements — October 31, 2016

1. Organization
Russell Investment Company (the “Investment Company” or “RIC”) is a series investment company with 41 different investment portfolios referred to as funds (each a “Fund” and collectively the “Funds”). These financial statements report on 14 of these
Funds. The Investment Company is registered under the Investment Company Act of 1940, (as amended (“Investment Company
Act”), as an open-end management investment company. It is organized and operated as a Massachusetts business trust under a Second Amended and Restated Master Trust Agreement dated October 1, 2008, as amended (“Master Trust Agreement”), and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Investment Company’s Master
Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest. Each of the Funds is diversified. Under the Investment Company Act a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of their total assets is represented by cash and cash items
(including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five percent of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.

Target Portfolio Funds
Each of the Target Portfolio Funds listed in the table below is a “fund of funds” and diversifies its assets by investing principally, at present, in shares of several other RIC Funds (the “Underlying Funds”). Each Fund seeks to achieve its specific investment objective by investing in different combinations of Underlying Funds. In addition to investing in the Underlying Funds, Russell
Investment Management, LLC ("RIM"), the Funds' investment adviser, may seek to actively manage the Funds' overall exposure by investing in derivatives, including futures, options, forwards and swaps, that RIM believes will achieve the desired risk/return profile for the Funds. The Funds may hold cash in connection with these investments. The Funds usually, but not always, pursue a strategy of being fully invested by exposing their cash to the performance of segments of the global equity market by purchasing index futures contracts (also known as "equitization"). The following table shows each Fund's target strategic asset allocation to equity, fixed/other income and alternative asset classes effective on or about September 22, 2016. As of October 31, 2016, the equity
Underlying Funds in which the Funds may invest include the Russell U.S. Defensive Equity, Russell U.S. Dynamic Equity, Russell
U.S. Small Cap Equity, Select U.S. Equity, Russell Global Equity, Russell Emerging Markets and Select International Equity
Funds. The fixed/other income Underlying Funds in which the Funds may invest include the Russell Global Opportunistic Credit,
Unconstrained Total Return, Russell Strategic Bond, Russell Investment Grade Bond, Russell Short Duration Bond and Russell
Multi-Strategy Income Funds. The alternative Underlying Funds in which the Funds may invest include the Russell Commodity
Strategies, Russell Global Infrastructure and Russell Global Real Estate Securities Funds. Each Fund intends its strategy of investing in combinations of equity, fixed/other income and alternative Underlying Funds to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments. A Fund’s actual allocation may vary from the target strategic asset allocation at any point in time (1) due to market movements, (2) by up to +/- 5% at the equity, fixed/other income or alternative category level based on RIM’s capital markets research, and/or (3) due to the implementation over a period of time of a change to the target strategic asset allocation including the addition of a new Underlying Fund. There may be no changes in the asset allocation or to the Underlying Funds in a given year or such changes may be made one or more times in a year.

The following table shows the Target Portfolio Funds’ approximate expected target strategic asset allocations to equity, fixed/other income and alternative asset classes effective on or about September 22, 2016.

	Conservative	Moderate	Balanced	Growth	Equity Growth
Asset Allocation*	Strategy Fund	Strategy Fund	Strategy Fund	Strategy Fund	Strategy Fund
Alternative#	6%	7.5%	7%	8%	8%
Equity	8%	29.5%	51%	70%	85%
Fixed/Other Income	86%	63%	42%	22%	7%

* As described above, actual asset allocation may vary.
# Alternative Underlying Funds pursue investment strategies that differ from those of traditional broad market equity or fixed income funds or seek returns with a low correlation to global equity markets.

Target Date Funds
Each of the Target Date Funds listed in the table below is a “fund of funds” and seeks to achieve its objective by investing in shares of several of the Underlying Funds which represent various asset classes. Each Fund currently intends to invest only in the

254 Notes to Financial Statements

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2016

Underlying Funds. The following table shows each Fund’s target strategic asset allocation to equity Underlying Funds, fixed income
Underlying Funds and alternative Underlying Funds. As of October 31, 2016, the equity Underlying Funds in which the Funds may invest include the Russell U.S. Defensive Equity, Russell U.S. Dynamic Equity, Select U.S. Equity, Russell U.S. Small Cap
Equity, Russell Global Equity, Select International Equity and Russell Emerging Markets Funds. The fixed income Underlying
Funds in which the Funds may invest include the Russell Global Opportunistic Credit, Russell Strategic Bond, Russell Investment
Grade Bond and Russell Short Duration Bond Funds. The alternative Underlying Funds in which the Funds may invest include the
Russell Commodity Strategies, Russell Global Infrastructure and Russell Global Real Estate Securities Funds. The 2020 Strategy,
2025 Strategy, 2030 Strategy, 2035 Strategy, 2040 Strategy, 2045 Strategy, 2050 Strategy and 2055 Strategy Funds are referred to herein as the “Strategy Funds.” The allocation of each Strategy Fund’s assets to the Underlying Funds in which it invests will become more conservative over time until approximately the year indicated in the Fund name, the “target year,” at which time the allocation will remain fixed. The Strategy Funds are designed for investors who plan to retire close to the target year indicated in the Fund name. The allocation of the In Retirement Fund’s assets to the Underlying Funds in which it invests does not shift over time. The In Retirement Fund is intended for investors who have reached retirement age and are no longer contributing to their retirement savings. A Fund’s actual allocation may vary from the target strategic asset allocation at any point in time (1) due to market movements, (2) by up to +/- 5% at the equity, fixed income or alternative category level based on RIM’s capital markets research, and/or (3) due to the implementation over a period of time of a change to the target strategic asset allocation including the addition of a new Underlying Fund. There may be no changes in the asset allocation or to the Underlying Funds in a given year or such changes may be made one or more times in a year.

The following table shows the Target Date Funds’ approximate expected allocations to equity Underlying Funds, fixed income
Underlying Funds and alternative Underlying Funds effective on or about March 1, 2016.

	2020	2025	2030	2035
Asset Allocation	Strategy Fund	Strategy Fund	Strategy Fund	Strategy Fund
Alternative Underlying Funds*	6.8%	7.3%	8.1%	9.1%
Equity Underlying Funds	35%	44.9%	56.8%	70%
Fixed Income Underlying Funds	58.2%	47.8%	35.1%	20.9%

		Asset Allocation Targets*
	2040	2045	2050	2055	In Retirement
Asset Allocation	Strategy Fund	Strategy Fund	Strategy Fund	Strategy Fund	Fund
Alternative Underlying Funds*	10.5%	10.5%	10.5%	10.5%	6.6%
Equity Underlying Funds	82.5%	82.5%	82.5%	82.5%	27.1%
Fixed Income Underlying Funds	7%	7%	7%	7%	66.3%

*	Alternative Underlying Funds pursue investment strategies that differ from those of traditional broad market equity or fixed income funds or seek returns with a low correlation to global equity markets.

2. Significant Accounting Policies
The Funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”)
which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017.
Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Funds’
financial statements and related disclosures.

Notes to Financial Statements 255

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2016

Security Valuation
The Funds value portfolio securities according to Board-approved securities valuation procedures which include market and fair value procedures. The Board has delegated the responsibility for administration of the securities valuation procedures to Russell
Investments Fund Services, LLC (“RIFUS”). The Funds value the shares of the Underlying Funds at the current net asset value
("NAV") per share of each Underlying Fund. The Funds have adopted the authoritative guidance under U.S. GAAP for estimating the fair value of investments in funds that have calculated NAV per share in accordance with the specialized accounting guidance for investment companies. Accordingly, the Funds estimate the fair value of an investment in a fund using the NAV per share without further adjustment as a practical expedient, if the NAV per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Inputs other than quoted prices included within Level 1 that are observable, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs such as interest rates, yield curves, implied volatilities, credit spreads or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by RIFUS, acting at the discretion of the Board, that are used in determining the fair value of investments.

All the Funds’ investments for the period ended October 31, 2016, were valued using Level 1 inputs.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety

The valuation techniques and significant inputs used in determining the fair market values of financial instruments categorized as
Level 1 and Level 2 of the fair value hierarchy are as follows:

Derivative instruments are instruments such as foreign currency contracts, futures contracts, options contracts, or swap agreements that derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors.
Derivatives may be classified into two groups depending upon the way that they are traded: privately traded over-the-counter
(“OTC”) derivatives that do not go through an exchange or intermediary and exchange-traded derivatives that are traded through specialized derivatives exchanges or other regulated exchanges. OTC derivatives are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative instrument can be estimated by a pricing service provider using a series of techniques, including simulation pricing models.
The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. OTC derivatives that use these and similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy, with the exception of foreign currency spot contracts which are categorized as Level 1 of the fair value hierarchy. OTC derivatives that use broker dealer quotations are categorized as level 3 of the fair value hierarchy. Exchange-traded derivatives are valued based on the last reported sales price on the day of valuation and are categorized as Level 1 of the fair value hierarchy.

256 Notes to Financial Statements

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2016

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 Fair Value Investments
The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available, or are not reliable, are valued at fair value as determined in good faith by RIFUS and are categorized as Level 3 of the fair value hierarchy. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes). When RIFUS applies fair valuation methods that use significant unobservable inputs to determine a Fund’s NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but instead may be priced by another method that RIFUS believes accurately reflects fair value and will be categorized as Level 3 of the fair value hierarchy. Fair value pricing may require subjective determinations about the value of a security. While the securities valuation procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the process cannot guarantee that fair values determined by RIFUS would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the security was sold.

RIFUS employs third party pricing vendors to provide fair value measurements. RIFUS oversees third-party pricing service providers in order to support the valuation process throughout the year.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, RIFUS may elect to obtain indicative market quotations (“broker quotes”) directly from the broker or passed through from a third party vendor. In the event that the source of fair value is from a single source broker quote, these securities are classified as Level 3 per the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received on a daily basis, RIFUS does not have the transparency to view the underlying inputs which support the broker quotes. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security. There is a third-party pricing exception to the quantitative disclosure requirement when prices are not determined by the reporting entity. RIFUS is exercising this exception and has made a reasonable attempt to obtain quantitative information from the third party pricing vendors regarding the unobservable inputs used.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that present changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, a Level 3 reconciliation and an additional disclosure about fair value measurements, if any, has been included in the Presentation of Portfolio Holdings for each respective Fund.

These significant unobservable inputs are further disclosed in the Presentation of Portfolio Holdings for each respective Fund as applicable.

Investment Transactions
Investment transactions are reflected as of the trade date for financial reporting purposes. This may cause the NAV stated in the financial statements to be different from the NAV at which shareholders may transact. Realized gains and losses from securities transactions, if applicable, are recorded on the basis of specific identified cost incurred within a particular Fund or Underlying
Fund.

Notes to Financial Statements 257

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2016

Investment Income
Distributions of income and capital gains from the Target Portfolio Funds or Underlying Funds are recorded on the ex-dividend date.

Federal Income Taxes
Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

For each year, each Fund intends to qualify or continue to qualify as a regulated investment company under Subchapter M of the
Internal Revenue Code of 1986, as amended (the “Code”) and intends to distribute all of its taxable income and capital gains.
Therefore, no federal income tax provision is required for the Funds.

Each Fund files a U.S. tax return. At October 31, 2016, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ended October 31, 2013 through October 31, 2015, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds comply with the authoritative guidance for uncertainty in income taxes which requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management determined that no accruals need to be made in the financial statements due to uncertain tax positions. Management continually reviews and adjusts the Funds’ liability for income taxes based on analyses of tax laws and regulations, as well as their interpretations, and other relevant factors.

Dividends and Distributions to Shareholders
Income dividends, capital gain distributions and return of capital, if any, are recorded on the ex-dividend date. Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, the Underlying
Funds sold at a loss, wash sale deferrals and capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their NAVs.

Expenses
Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include those expenses incurred by the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of the Underlying Funds’ fees and expenses incurred indirectly by the Funds will vary.

The Funds pay their own expenses other than those expressly assumed by RIM, the Funds’ adviser, or RIFUS. Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Derivatives
The Target Portfolio Funds may invest in derivatives. Derivatives are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps and forwards. These instruments offer unique characteristics and risks that facilitate the Funds’ investment strategies.

258 Notes to Financial Statements

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2016

The Target Portfolio Funds typically use derivatives in three ways: exposing cash to markets, hedging and return enhancement. In addition, the Target Portfolio Funds may enter into foreign exchange contracts for trade settlement purposes. The Target Portfolio
Funds may pursue their strategy of being fully invested by exposing cash to the performance of segments of the global equity market by purchasing index futures contracts. This is intended to cause the Funds to perform as though cash were actually invested in the global equity market.

Hedging may be used by the Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund, including using derivatives as a substitute for holding physical securities, and using them to express various macro views (e.g., interest rate movements, currency movements, and macro credit strategies). By purchasing certain instruments, the Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks include, but are not limited to, market risk, liquidity risk, leveraging risk, counterparty risk, basis risk, reinvestment risk, political risk, prepayment risk, extension risk, valuation risk and credit risk.

Futures, certain options and cleared swaps are traded or cleared on an exchange or central exchange clearing house. Exchange-
traded or exchange-cleared transactions generally present less counterparty risk to a Fund. The exchange’s clearing house stands between the Fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the clearing house and the clearing member. Cleared swap contracts are subject to clearing house rules, including initial and variation margin requirement, daily settlement of obligations and the clearing house guarantee of payments to the broker. There is, however, still counterparty risk due to the insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral and margin requirements for exchange-traded or exchange-cleared derivatives are established through regulation, as well as set by the broker or applicable clearing house. Margin for exchange-traded and exchange-cleared transactions are detailed in the Statements of Assets and Liabilities as cash held at the broker for futures contracts and cash held at the broker for swap contracts, respectively. Securities pledged by a Fund for exchange-
traded and exchange-cleared transactions are noted as collateral or margin requirements in the Schedule of Investments. Typically, the Funds and counterparties are not permitted to sell, repledge, rehypotecate or otherwise use collateral pledged by the other party unless explicitly permitted by each respective governing agreement.

In December 2015, the SEC proposed new regulations applicable to a mutual fund's use of derivatives. If adopted as proposed, these regulations could potentially limit or impact a Fund's ability to invest in derivatives and negatively affect the Fund's performance and ability to pursue its stated investment objectives.

The effects of derivative instruments, categorized by risk exposure, on the Statements of Assets and Liabilities and the Statements
of Operations, for the period ended October 31, 2016, if applicable, are disclosed in the Fair Value of Derivative Instruments table following each applicable Fund’s Schedule of Investments.

Foreign Currency Exchange Contracts
The Target Portfolio Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts
(“FX contracts”). From time to time, the Target Portfolio Funds may enter into FX contracts to hedge certain foreign currency-
denominated assets. FX contracts are recorded at fair value. Certain risks may arise upon entering into these FX contracts from the potential inability of counterparties to meet the terms of their FX contracts and are generally limited to the amount of unrealized gain on the FX contracts, if any, that are disclosed in the Statements of Assets and Liabilities.

For the period ended October 31, 2016, the following Funds entered into foreign currency exchange contracts primarily for the strategies listed below:

Funds	Strategies
Conservative Strategy Fund	Return enhancement and hedging
Moderate Strategy Fund	Return enhancement and hedging
Balanced Strategy Fund	Return enhancement and hedging
Growth Strategy Fund	Return enhancement and hedging
Equity Growth Strategy Fund	Return enhancement and hedging

The Target Portfolio Funds’ foreign currency contract notional dollar values outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following tables illustrate the quarterly volume of foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD.

Notes to Financial Statements 259

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2016

		Outstanding Contract Amounts Sold
Quarter Ended	January 31, 2016	April 30, 2016	July 31, 2016	October 31, 2016
Conservative Strategy Fund	$33,834,755	$32,412,751	$30,678,936	$32,322,853
Moderate Strategy Fund	81,912,492	80,408,693	72,998,467	114,413,494
Balanced Strategy Fund	664,693,791	740,636,178	532,101,445	629,079,606
Growth Strategy Fund	374,166,288	357,568,805	340,070,126	440,017,180
Equity Growth Strategy Fund	179,013,420	169,767,159	162,987,895	190,774,974

		Outstanding Contract Amounts Bought
Quarter Ended	January 31, 2016	April 30, 2016	July 31, 2016	October 31, 2016
Conservative Strategy Fund	$34,036,814	$32,241,011	$30,680,677	$32,736,631
Moderate Strategy Fund	82,709,236	79,608,596	72,933,396	115,263,815
Balanced Strategy Fund	671,104,671	734,588,888	531,410,198	636,491,837
Growth Strategy Fund	377,512,405	354,710,594	339,041,946	445,027,182
Equity Growth Strategy Fund	180,574,906	168,545,292	162,410,104	192,444,756

Options
The Target Portfolio Funds may purchase and sell (write) call and put options on securities and securities indices. Such options are traded on a national securities exchange or in an OTC market. The Funds may also purchase and sell (write) call and put options on foreign currencies.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s
Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-
to-market to reflect the current fair value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in the value of the underlying instrument above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying instrument.

When a Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When a
Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by the Fund that can act as a partial hedge.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the
Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

The Target Portfolio Funds may enter into a swaption (an option on a swap). In a swaption, in exchange for an option, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying swap.

For the period ended October 31, 2016, the Target Portfolio Funds purchased or sold options primarily for the strategies listed below:

260 Notes to Financial Statements

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2016

Funds	Strategies
Conservative Strategy Fund	Return enhancement and hedging
Moderate Strategy Fund	Return enhancement and hedging
Balanced Strategy Fund	Return enhancement and hedging
Growth Strategy Fund	Return enhancement and hedging
Equity Growth Strategy Fund	Return enhancement and hedging

The Target Portfolio Funds’ options contracts notional amounts fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly activity of options contracts measured by notional in USD.

			Notional of Options Contracts Opened or Closed
Funds		January 31, 2016	April 30, 2016	July 31, 2016	October 31, 2016
Conservative Strategy Fund	Opened	$25,030,298	$—	$—	$—
	Closed	—	26,146,533	—	—
Moderate Strategy Fund	Opened	102,444,974	36,671,344	10,147,840	—
	Closed	61,766,868	42,492,160	36,671,344	10,071,094
Balanced Strategy Fund	Opened	547,199,969	451,555,021	468,795,303	610,492,350
	Closed	374,155,452	362,117,637	270,198,881	584,547,096
Growth Strategy Fund	Opened	400,630,620	408,750,857	406,403,014	513,481,463
	Closed	291,106,292	285,768,603	237,390,859	497,813,828
Equity Growth Strategy Fund	Opened	202,076,926	108,080,358	29,792,680	123,748,046
	Closed	157,022,389	47,063,760	108,080,358	79,066,597

Futures Contracts
The Target Portfolio Funds may invest in futures contracts. The face or contract value of these instruments reflect the extent of the
Funds’ exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in fair value of the securities held by the Funds and the prices of futures contracts, and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% to 10% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are typically required to be made on a daily basis as the price of the futures contract fluctuates.
Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

For the period ended October 31, 2016, the following Funds entered into futures contracts primarily for the strategies listed below:

Funds	Strategies
Conservative Strategy Fund	Return enhancement, hedging, and exposing cash to markets
Moderate Strategy Fund	Return enhancement, hedging, and exposing cash to markets
Balanced Strategy Fund	Return enhancement, hedging, and exposing cash to markets
Growth Strategy Fund	Return enhancement, hedging, and exposing cash to markets
Equity Growth Strategy Fund	Return enhancement, hedging, and exposing cash to markets

The Target Portfolio Funds’ futures contracts notional amounts fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly activity of futures contracts measured by notional in USD.

			Notional of Futures Contracts Opened or Closed
Funds		January 31, 2016	April 30, 2016	July 31, 2016	October 31, 2016
Conservative Strategy Fund	Opened	$9,002,516	$15,923,875	$17,685,433	$22,338,324
	Closed	7,611,001	8,519,761	16,714,846	21,796,435
Moderate Strategy Fund	Opened	79,840,052	79,525,167	80,517,604	255,911,439
	Closed	69,444,002	67,805,610	78,088,317	216,572,605

Notes to Financial Statements 261

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2016

		Notional of Futures Contracts Opened or Closed
Balanced Strategy Fund	Opened	460,138,827	437,945,615	438,014,318	810,641,813
	Closed	419,153,434	422,611,583	433,539,598	705,032,301
Growth Strategy Fund	Opened	335,817,508	270,494,227	258,077,801	739,749,704
	Closed	289,998,378	319,216,522	253,845,691	575,014,098
Equity Growth Strategy Fund	Opened	136,023,614	105,936,312	116,082,895	303,746,761
	Closed	118,407,168	128,824,518	107,598,648	251,636,655

Swap Agreements
The Target Portfolio Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis (i.e., the two payment streams are netted out, with the Funds receiving or paying only the net amount of the two payments). When a Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations to pay or rights to receive payments of another party
(i.e., an exchange of floating rate payments for fixed rate payments).

The Target Portfolio Funds may enter into several different types of swap agreements including credit default, interest rate, total return swaps and currency swaps. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that an issuer will default on its obligation by failing to pay principal or interest in a timely manner)
from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments. Interest rate swaps are a counterparty agreement, can be customized to meet each party’s needs, and involve the exchange of a fixed or variable payment per period for a payment that is not fixed. Equity swaps are a counterparty agreement where two parties exchange two sets of cash flows on predetermined dates for an agreed upon amount of time. The cash flows will typically be an equity index value swapped with a floating rate such as LIBOR plus or minus a predefined spread. Index swap agreements are a counterparty agreement intended to expose cash to markets or to effect investment transactions consistent with those Funds’ investment objectives and strategies. Currency swaps are a counterparty agreement where two parties exchange specified amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity the principal amounts are returned.

The Funds generally expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date, or for return enhancement. Under most swap agreements entered into by a Fund, the parties' obligations are determined on a "net basis".
The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be segregated.
To the extent that the Funds enter into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Funds’ obligations, if any, with respect to such swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction.

A Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt.

Credit Default Swaps
The Target Portfolio Funds may enter into credit default swaps. A credit default swap can refer to corporate issues, government issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. Funds may act as either the buyer or the seller of a credit default swap involving one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that the Funds may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, the Funds may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, Funds enter into a credit default swap without owning the underlying asset or debt issued by the reference entity. Credit default swaps allow Funds to acquire or reduce credit exposure to a particular issuer, asset or basket of instruments.

262 Notes to Financial Statements

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2016

As the seller of protection in a credit default swap, a Fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the counterparty in the event of a default (or other specified credit event) and the counterparty would be required to surrender the reference debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As a seller of protection, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.

The Target Portfolio Funds may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held their portfolios or to take a short position in a debt security, in which case the Fund would function as the counterparty referenced in the preceding paragraph.

If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Target Portfolio Funds may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where Funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.

Deliverable obligations for credit default swaps on asset-backed securities in most instances are limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The Target Portfolio Funds may use credit default swaps on asset-
backed securities to provide a measure of protection against defaults (or other defined credit events) of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default (or another defined credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and, for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues as of period-end are disclosed in the Schedules of Investments and generally serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default (or other defined credit event) for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of entering into a credit default swap and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-
backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that Funds as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31,
2016, for which a Fund is the seller of protection are disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Notes to Financial Statements 263

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2016

Client default swaps could result in losses if the Funds do not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Funds had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity and counterparty risk. A Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, a Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by a Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

If the creditworthiness of a Fund’s swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit the counterparty risk involved in swap agreements, the Funds will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Funds will be able to do so, the Funds may be able to reduce or eliminate their exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party.
The Funds may have limited ability to eliminate their exposure under a credit default swap if the credit quality of the reference entity or underlying asset has declined.

For the period ended October 31, 2016, the Funds entered into credit default swaps primarily for the strategies listed below:

Funds	Strategies
Moderate Strategy Fund	Return enhancement, hedging, and exposing cash markets
Balanced Strategy Fund	Return enhancement, hedging, and exposing cash markets
Growth Strategy Fund	Return enhancement, hedging, and exposing cash markets
Equity Growth Strategy Fund	Return enhancement, hedging, and exposing cash markets

The Target Portfolio Funds’ period end credit default swap contract notional amounts outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly activity of credit default swap contracts.
For the purpose of this disclosure, the volume is measured by notional amounts outstanding at each quarter end.

		Credit Default Swap Notional Amounts Outstanding
Quarter Ended	January 31, 2016	April 30, 2016	July 31, 2016	October 31, 2016
Moderate Strategy Fund	$10,300,000	$54,300,000	$54,300,000	$39,300,000
Balanced Strategy Fund	50,900,000	176,300,000	176,300,000	217,300,000
Growth Strategy Fund	—	—	—	67,500,000
Equity Growth Strategy Fund	—	—	—	1,000,000

Total Return Swaps
The Target Portfolio Funds may enter into index swap agreements to expose cash to markets or to effect investment transactions.
Index swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard index swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments.

The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).

For the period ended October 31, 2016, the Funds entered into total return swaps primarily for the strategies listed below:

Funds	Strategies
Moderate Strategy Fund	Return enhancement and hedging
Balanced Strategy Fund	Return enhancement and hedging
Growth Strategy Fund	Return enhancement and hedging
Equity Growth Strategy Fund	Return enhancement and hedging

The Target Portfolio Funds’ period end total return swap contract notional amounts outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of total return swap contracts. For the purpose of this disclosure, the volume is measured by notional amounts outstanding at each quarter end.

264 Notes to Financial Statements

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2016

		Total Return Swap Notional Amounts Outstanding
Quarter Ended	January 31, 2016	April 30, 2016	July 31, 2016	October 31, 2016
Moderate Strategy Fund	$7,344,390	$7,365,648	$7,952,437	$6,935,488
Balanced Strategy Fund	32,402,483	32,496,267	35,085,105	14,019,151
Growth Strategy Fund	60,917,344	61,093,660	65,960,730	35,752,569
Equity Growth Strategy Fund	24,949,633	25,021,846	27,015,229	17,996,892

Master Agreements
Certain Target Portfolio Funds are parties to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA
Master Agreements”) with counterparties that govern transactions in OTC derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination and default include conditions that may entitle either party to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master
Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different ISDA Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the ISDA Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties.
The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase and reverse repurchase agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Disclosure about Offsetting Assets and Liabilities
Balance sheet disclosure is based on various netting agreements between brokers and counterparties, such as ISDA Master
Agreements, Master Repo Agreements and Master Forward Agreements. Certain Target Portfolio Funds utilized multiple counterparties. The quantitative disclosure begins with disaggregation of counterparties by legal entity and the roll up of the data to reflect a single counterparty in the table within the Funds’ financial statements. Net exposure represents the net receivable
(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Class Allocation
Each of the Funds presented herein may offer certain of the following classes of shares: Class A, Class C, Class E, Class R1, Class
R4, Class R5 and Class S. All share classes have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications and the same terms and conditions. The separate classes of shares differ principally in the applicable sales charges, distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Guarantees
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Notes to Financial Statements 265

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2016

Market, Credit and Counterparty Risk
In the normal course of business, the Funds and Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform
(credit risk). Similar to credit risk, the Funds and Underlying Funds may also be exposed to counterparty risk or risk that an institution or other entity with which the Funds or Underlying Funds have unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the Funds' and Underlying Funds' financial statements (the “Assets”).
The Assets consist principally of cash due from counterparties and investments. The extent of the Funds' and Underlying Funds'
exposure to market, credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the
Funds' and Underlying Funds' Statements of Assets and Liabilities.

Global economies and financial markets are becoming increasingly interconnected and political and economic conditions (including recent instability and volatility) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. As a result, issuers of securities held by a Fund or Underlying
Fund may experience significant declines in the value of their assets and even cease operations. Such conditions and/or events may not have the same impact on all types of securities and may expose a Fund or an Underlying Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held. This could cause a Fund or an Underlying Fund to underperform other types of Liabilities.
3. Investment Transactions

Securities
During the period ended October 31, 2016, purchases and sales of investment securities (excluding short-term investments, options and futures) were as follows:

	Purchases	Sales
Conservative Strategy Fund	$64,812,422	$144,077,740
Moderate Strategy Fund	198,757,748	316,847,931
Balanced Strategy Fund	407,297,346	900,917,069
Growth Strategy Fund	222,878,372	487,162,934
Equity Growth Strategy Fund	106,653,942	202,715,536
2020 Strategy Fund	17,217,646	31,001,195
2025 Strategy Fund	7,576,106	11,417,056
2030 Strategy Fund	18,243,952	33,185,833
2035 Strategy Fund	5,888,393	10,430,425
2040 Strategy Fund	15,246,328	38,202,170
2045 Strategy Fund	3,229,149	4,271,655
2050 Strategy Fund	5,986,454	6,251,763
2055 Strategy Fund	3,095,973	3,079,409
In Retirement Fund	6,498,183	16,863,902

4. Related Party Transactions, Fees and Expenses

Adviser, Administrator, Transfer and Dividend Disbursing Agent
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Funds, including developing the investment program for each Fund and managing each Fund's overall exposures. RIFUS is the Funds' administrator and transfer agent. RIFUS, in its capacity as the Funds' administrator, provides or oversees the provision of all administrative services for the Funds. RIFUS, in its capacity as the Funds' transfer agent and dividend disbursing agent, is responsible for providing transfer agency and dividend disbursing services to the Funds. RIM is an indirect, wholly-owned subsidiary of Russell
Investments Group, Ltd., a Cayman company.

The Target Portfolio Funds are permitted to invest their cash (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses) in the Russell U.S. Cash Management Fund, an unregistered fund advised by RIM. As of October 31,
2016, the Target Portfolio Funds had invested $92,898,902 in the Russell U.S. Cash Management Fund.

266 Notes to Financial Statements

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2016

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or which the Fund controls, is controlled by or is under common control with. See each Fund’s Related Party Transactions, Fees and Expenses for
disclosure of transactions with affiliated companies.

Target Portfolio Funds
With respect to the Target Portfolio Funds, the advisory fee of 0.20% and administrative fee of up to 0.0425% are based upon the average daily net assets of the Funds and are payable monthly. The following shows the total amount of each of these fees paid by the Funds for the period ended October 31, 2016:

	Advisory	Administrative
Conservative Strategy Fund	$767,347	$163,061
Moderate Strategy Fund	1,246,926	264,972
Balanced Strategy Fund	5,270,622	1,120,007
Growth Strategy Fund	3,382,753	718,836
Equity Growth Strategy Fund	1,395,264	296,495

RIFUS is paid a fee based upon the average daily net assets of the Funds for transfer agency and dividend disbursing services.
RIFUS retains a portion of this fee for its services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. The following shows the total amount of this fee paid by the Funds for the period ended October 31, 2016:

Amount
Conservative Strategy Fund	$767,347
Moderate Strategy Fund	1,246,926
Balanced Strategy Fund	5,270,622
Growth Strategy Fund	3,382,753
Equity Growth Strategy Fund	1,395,264

Target Date Funds
For the 2020 Strategy, 2025 Strategy, 2030 Strategy, 2035 Strategy, 2040 Strategy, 2045 Strategy, 2050 Strategy, 2055 Strategy
and In Retirement Funds, RIM agreed to assume the responsibility of payment for all operating expenses other than Rule 12b-1 distribution fees, shareholder services fees, extraordinary expenses or the expenses of other investment companies in which the
Funds invest which are borne directly by the Funds.

Waivers and Reimbursements

Target Portfolio Funds
Until February 28, 2017, RIM has contractually agreed to waive up to the full amount of its 0.20% advisory fee and then reimburse each Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.12% of the average daily net assets of the Fund on an annual basis. Direct Fund-level operating expenses do not include transfer agency fees, Rule 12b-
1 distribution fees, shareholder servicing fees, extraordinary expenses or the expenses of other investment companies in which the Funds invest which are borne indirectly by the Funds. These waivers and reimbursements may not be terminated during the relevant period except with Board approval.

For the Conservative Strategy Fund, RIFUS has contractually agreed, until February 28, 2017, to waive 0.15% of its transfer agency fees for Class R1, R4 and R5 Shares and 0.02% of its transfer agency fees for Class A, C, E and S Shares. These waivers may not be terminated during the relevant period except with Board approval.

For the Moderate Strategy Fund, RIFUS has contractually agreed, until February 28, 2017, to waive 0.08% of its transfer agency fees for Class A, C, R1, R4 and R5 Shares. This waiver may not be terminated during the relevant period except with Board approval.

Notes to Financial Statements 267

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2016

For the Balanced Strategy Fund, RIFUS has contractually agreed, until February 28, 2017, to waive 0.06% of its transfer agency fees for Class R1, R4 and R5 Shares and 0.13% of its transfer agency fees for Class A and C Shares. These waivers may not be terminated during the relevant period except with Board approval.

For the Growth Strategy Fund, RIFUS has contractually agreed, until February 28, 2017, to waive 0.05% of its transfer agency fees for Class R1, R4 and R5 Shares. This waiver may not be terminated during the relevant period except with Board approval.

For the Equity Growth Strategy Fund, RIFUS has contractually agreed, until February 28, 2017, to waive 0.08% of its transfer agency fees for Class R1, R4 and R5 Shares. This waiver may not be terminated during the relevant period except with Board approval.

As of October 31, 2016, RIM and RIFUS waived the following expenses:

	RIM Waiver	RIFUS Waiver	Total
Conservative Strategy Fund	$749,438	$149,812	$899,250
Moderate Strategy Fund	1,093,757	402,752	1,496,509
Balanced Strategy Fund	3,972,666	2,587,155	6,559,821
Growth Strategy Fund	2,627,118	117,639	2,744,757
Equity Growth Strategy Fund	1,207,950	68,564	1,276,514

Distributor and Shareholder Servicing
Russell Investments Financial Services, LLC (the “Distributor”), a wholly owned subsidiary of RIM, is the distributor for the
Investment Company, pursuant to a distribution agreement with the Investment Company.

The Investment Company has distribution plans pursuant to Rule 12b-1 (the “Plans”) under the Investment Company Act. Under the Plans, the Investment Company is authorized to make payments to the Distributor or any selling agents, as defined in the Plans, for sales support services provided, and related expenses incurred which are primarily intended to result in the sale of the Class A,
Class C and Class R5 Shares subject to the Plans. The 12b-1 distribution payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class A or Class R5 Shares or 0.75% of the average daily net assets of a Fund’s Class C Shares on an annual basis.

Under the Plan for Class R4 and Class R5 Shares, the Funds may make payments to the Distributor or any servicing agent for any activities or expenses primarily intended to assist, support or service the servicing agents’ clients who beneficially own Class R4 and Class R5 Shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a
Fund’s Class R4 and Class R5 Shares on an annual basis.

In addition, the Investment Company has adopted a Shareholder Services Plan under which the Funds may make payments to the
Distributor or any servicing agent for any activities or expenses primarily intended to assist, support or service the servicing agents’
clients who beneficially own Class C and Class E Shares of the Funds. The shareholder servicing payments shall not exceed 0.25%
of the average daily net assets of a Fund’s Class C and Class E Shares on an annual basis.

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A, Class C, Class E, Class R4 and Class R5 Shares of the Funds may not
exceed 7.25%, 6.25%, 6.25%, 6.25% and 6.25%, respectively, of total gross sales, subject to certain exclusions. These limitations are imposed at the class level on each class of shares of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Class A, Class C, Class E, Class R4 or Class R5 Shares may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.

For the period ended October 31, 2016, the Distributor retained the following amounts in sales charges:

Contingent Deferred Sales Charges	Class A Shares
Conservative Strategy Fund	$14,268
Moderate Strategy Fund	3,170
Balanced Strategy Fund	8,075
Growth Strategy Fund	5,763
Equity Growth Strategy Fund	625

For the period ended October 31, 2016, the sales commissions paid to the selling agents for the sale of Class A Shares were as follows:

268 Notes to Financial Statements

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2016

	Aggregate	Class A Front-End
	Front-End	Sales Charges
	Sales Charges	Retained by
	on Class A Shares	Distributor
Conservative Strategy Fund	$115,000	$20,350
Moderate Strategy Fund	217,616	36,392
Balanced Strategy Fund	1,085,733	187,713
Growth Strategy Fund	947,837	146,864
Equity Growth Strategy Fund	314,135	50,333
2030 Strategy Fund	1,790	287

Board of Trustees
The Russell Investments Fund Complex consists of RIC, which has 41 funds and Russell Investment Funds ("RIF"), which has 9 funds. Each of the Trustees is a Trustee of RIC and RIF. The Russell Investments Fund Complex compensates each Trustee who is not an employee of RIM or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Fund based on its net assets relative to other funds in the Russell Investments Fund Complex (see note 8).

For the period ended October 31, 2016, the total amount of regular and special compensation paid to the Trustees by the Funds was
$1,444,583 and $7,000, respectively.

5. Federal Income Taxes
At October 31, 2016, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

			No Expiration
	10/31/2018	10/31/2019	Short Term	Long-Term	Totals
Equity Growth Strategy Fund	$71,779,811	$19,352,964	$—	$—	$91,132,775

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

6. Record Ownership
As of October 31, 2016, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund:

	# of Shareholders	%
Conservative Strategy Fund	3	58.8
Moderate Strategy Fund	2	54.9
Balanced Strategy Fund	3	62.4
Growth Strategy Fund	3	63.5
Equity Growth Strategy Fund	3	54.3
2020 Strategy Fund	4	63.0
2025 Strategy Fund	4	72.7
2030 Strategy Fund	3	56.0
2035 Strategy Fund	2	53.1

Notes to Financial Statements 269

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2016

2040 Strategy Fund	3	57.1
2045 Strategy Fund	3	55.7
2050 Strategy Fund	4	64.9
2055 Strategy Fund	5	74.6
In Retirement Fund	3	53.9

7. Pending Legal Proceedings
On October 17, 2013, Fred McClure filed a derivative lawsuit against RIM on behalf of ten RIC funds, some of which are Underlying
Funds in which the Funds invest: the Russell Commodity Strategies Fund, Russell Emerging Markets Fund, Russell Global
Equity Fund, Russell Global Infrastructure Fund, Russell Global Opportunistic Credit Fund, Russell International Developed
Markets Fund, Russell Multi-Strategy Alternative Fund (liquidated in 2016), Russell Strategic Bond Fund, Russell U.S. Small
Cap Equity Fund and Russell Global Real Estate Securities Fund. The lawsuit, which was filed in the United States District Court for the District of Massachusetts, seeks recovery under Section 36(b) of the Investment Company Act, as amended, for the funds’
alleged payment of excessive investment management fees to RIM. On December 8, 2014, Fred McClure filed a second derivative lawsuit in the United States District Court for the District of Massachusetts. This second suit involves the same ten funds, and the allegations are similar, although the second suit adds a claim alleging that RIFUS charged the funds excessive administrative fees under Section 36(b). The plaintiff seeks on behalf of the funds recovery of the amount of the allegedly excessive compensation or payments received from these ten funds and earnings that would have accrued to plaintiff had that compensation not been paid or, alternatively, rescission of the contracts and restitution of all excessive fees paid, for a period commencing one year prior to the filing of the lawsuit through the date of the trial. RIM and RIFUS are defending the actions.

The Russell Strategic Bond Fund is one of several defendants in a bankruptcy adversary avoidance claim in a Consolidated
Multidistrict Action styled In Re: Motors Liquidation Company, et al., Debtors, Motors Liquidation Company Avoidance Action
Trust, etc., v. JPMorgan Chase Bank, et al., United States District Bankruptcy Court for the Southern District of New York. The
claim relates to alleged improper payments to the Fund as a participating lender in a term loan provided to General Motors
Company due to the Fund’s security interests not being properly perfected. The Fund has filed answers denying liability and a crossclaim against the administrative agent for the term loan lenders seeking damages arising from the agent’s failure to properly perfect the security interests of the lenders.

8. Custodian Fee Reimbursement
During the period ended October 31, 2016, several of the Funds and Underlying Funds received a reimbursement from State Street
Bank for overbilling of custody out-of-pocket fees from prior years. The table below provides a summary of actual custodian fees for the current fiscal year prior to the reimbursement as well as the impact of the fee reimbursement to each Fund or Underlying
Funds’ custodian fee as presented in the Statement of Operations.

			Net Custodian Fees as
	Custodian Fees Before		disclosed in the Statement of
	Reimbursement	Fee Reimbursement	Operations
Conservative Strategy Fund	$53,773	$23,429	$30,344
Moderate Strategy Fund	69,249	23,984	45,265
Balanced Strategy Fund	80,693	60,714	19,979
Growth Strategy Fund	76,787	39,840	36,947
Equity Growth Strategy Fund	69,770	26,312	43,458

9. Subsequent Events
Management has evaluated the events and/or transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustments of the financial statements or additional disclosure except the following:

270 Notes to Financial Statements

Russell Investment Company
LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2016

On November 1, 2016, the Board declared dividends payable from net investment income. Dividends were paid on November 3,
2016, to shareholders of record on November 2, 2016.

On December 1, 2016, the Board declared dividends payable from net investment income. Dividends were paid on December 5,
2016, to shareholders of record on December 2, 2016.

Notes to Financial Statements 271

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Russell Investment Company

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
Conservative Strategy Fund, Moderate Strategy Fund, Balanced Strategy Fund, Growth Strategy Fund, Equity Growth Strategy Fund,
2020 Strategy Fund, 2025 Strategy Fund, 2030 Strategy Fund, 2035 Strategy Fund, 2040 Strategy Fund, 2045 Strategy Fund, 2050
Strategy Fund, 2055 Strategy Fund and In Retirement Fund (fourteen of the portfolios constituting Russell Investment Company
LifePoints Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of
America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight
Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with brokers and transfer agents, provide a reasonable basis for our opinion.

Seattle, Washington
December 22, 2016

272 Report of Independent Registered Public Accounting Firm

Russell Investment Company
LifePoints® Funds

Tax Information— October 31, 2016 (Unaudited)

For the tax year ended October 31, 2016, the Funds hereby designate 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended October 31, 2016, the Funds hereby designate under Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code. This applies to nonresident alien shareholders only.

The Form 1099 you receive in January 2017 will show the tax status of all distributions paid to your account in calendar year 2016.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Conservative Strategy Fund	12.4%
Moderate Strategy Fund	15.7%
Balanced Strategy Fund	34.5%
Growth Strategy Fund	40.5%
Equity Growth Strategy Fund	53.4%
2020 Strategy Fund	19.4%
2025 Strategy Fund	25.6%
2030 Strategy Fund	32.2%
2035 Strategy Fund	46.3%
2040 Strategy Fund	55.0%
2045 Strategy Fund	59.2%
2050 Strategy Fund	58.0%
2055 Strategy Fund	59.7%
In Retirement Fund	14.8%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2016:

Conservative Strategy Fund	$33,747,215
Moderate Strategy Fund	68,706,955
Balanced Strategy Fund	210,121,787
2020 Strategy Fund	6,122,044
2025 Strategy Fund	773,227
2030 Strategy Fund	5,211,353
2035 Strategy Fund	636,109
2040 Strategy Fund	5,217,612
2045 Strategy Fund	249,446
2050 Strategy Fund	444,875
2055 Strategy Fund	52,902
In Retirement Fund	1,365,699

Please consult a tax adviser for any questions about federal or state income tax laws.

Tax Information 273

Russell Investment Company
LifePoints® Funds

Tax Information, continued — October 31, 2016 (Unaudited)

The Funds listed below paid foreign taxes and recognized foreign source income during the taxable year ended October 31, 2016. Pursuant to
Section 853 of the Internal Revenue Code, the Funds designate the following per share amounts of foreign taxes paid and income earned from foreign sources:

		Foreign Taxes	Foreign Source Income	Foreign Source
Fund Name	Foreign Taxes Paid	Paid Per Share		Income Per Share
Conservative Strategy Fund	$63,181	$0.0017	$641,560	$0.0178
Moderate Strategy Fund	297,280	0.0054	2,853,497	0.0516
Balanced Strategy Fund	1,705,402	0.0079	17,108,146	0.0791
Growth Strategy Fund	1,395,949	0.0103	13,845,782	0.1024
Equity Growth Strategy Fund	679,371	0.0112	6,574,322	0.1084
2020 Strategy Fund	26,655	0.0035	288,165	0.0383
2025 Strategy Fund	16,322	0.0048	174,008	0.0515
2030 Strategy Fund	52,715	0.0060	552,921	0.0631
2035 Strategy Fund	18,666	0.0079	193,799	0.0817
2040 Strategy Fund	43,283	0.0083	445,739	0.0856
2045 Strategy Fund	12,623	0.0091	130,008	0.0938
2050 Strategy Fund	12,953	0.0066	133,385	0.0682
2055 Strategy Fund	4,480	0.0119	46,141	0.1228
In Retirement Fund	10,077	0.0026	110,569	0.0285

274 Tax Information

Russell Investment Company
LifePoints® Funds

Shareholder Requests for Additional Information — October 31, 2016 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii)
at https://russellinvestments.com; and (iii) at the Securities and Exchange Commission’s Office of Investor Education and Advocacy
(formerly, the Public Reference room).

The Board has delegated to RIM, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Underlying Funds may be invested. RIM has established a proxy voting committee and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”).
The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio
Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional
Information (“SAI”). The SAI and information regarding how the Underlying Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2016 are available (i) free of charge, upon request, by calling the Funds at (800) 787-
7354; (ii) at https://russellinvestments.com; and (iii) on the Securities and Exchange Commission’s website at www. sec.gov.

To reduce expenses, we may mail only one copy of the Funds’ prospectuses and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your Financial Intermediary.

Some Financial Intermediaries may offer electronic delivery of the Funds’ prospectuses and annual and semi-annual reports. Please contact your Financial Intermediary for further details.

Financial statements of the Underlying Funds can be obtained at no charge by calling the Funds at (800) 787-7354.

Shareholder Requests for Additional Information 275

Russell Investment Company
LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers — October 31, 2016
(Unaudited)

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex
consists of Russell Investment Company (“RIC”), which has 41 funds and Russell Investment Funds (“RIF”), which has 9 funds.
Each of the trustees is a trustee of RIC and RIF. The first table provides information for the independent trustees. The second table provides information for the Trustee Emeritus. The third table provides information for the officers. Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers, first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies, and has been determined by the Board to be an “audit committee financial expert”; Ms. Krysty has had business, financial and investment experience as the founder and senior executive of a registered investment adviser focusing on high net worth individuals as well as a certified public accountant and a member of the boards of other corporations and non-profit organizations; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; and Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies. Effective June 30,
2016, Ms. Sandra Cavanaugh retired from Russell Investments and resigned her position as an Interested Trustee of the Trust.

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INDEPENDENT TRUSTEES
Thaddas L. Alston,	Trustee since 2006	Appointed until	Senior Vice President, Larco	50	Until October
Born April 7, 1945		successor is	Investments, Ltd. (real estate firm)		2015, Trustee,
1301 Second Avenue,		duly elected and			Russell
18th Floor, Seattle, WA		qualified			Exchange
98101					Traded Funds
Trust

276 Disclosure of Information about Fund Trustees and Officers

Russell Investment Company
LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31,
2016 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee
Kristianne Blake,	Trustee since 2000	Appointed until	• Director and Chairman of the Audit	50	• Director,
Born January 22, 1954	Chairman since 2005	successor is	Committee, Avista Corp (electric		Avista Corp
1301 Second Avenue,		duly elected and	utilities)		(electric
18th Floor, Seattle, WA		qualified	• Regent, University of Washington		utilities)
98101		Approved	• President, Kristianne Gates Blake,		• Until June
		annually	P.S. (accounting services)		30, 2014,
			• Until June 30, 2014, Director, Ecova		Director,
			(total energy and sustainability		Ecova (total
			management)		energy and
			• Until December 31, 2013, Trustee		sustainability
			and Chairman of the Operations		management)
			Committee, Principal Investors Funds		• Until
			and Principal Variable Contracts		December 31,
			Funds (investment company)		2013, Trustee,
			• From April 2004 through December		Principal
			2012, Director, Laird Norton Wealth		Investors
			Management and Laird Norton Tyee		Funds
			Trust (investment company)		(investment
company)
• Until
December 31,
2013, Trustee
Principal
Variable
Contracts
Funds
(investment
company)
• From April
2004 through
December
2012,
Director, Laird
Norton Wealth
Management
and Laird
Norton
Tyee Trust
(investment
company)
• Until October
2015, Trustee,
Russell
Exchange
Traded Funds
Trust

* Each Trustee is subject to mandatory retirement at age 75.

Disclosure of Information about Fund Trustees and Officers 277

Russell Investment Company
LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31,
2016 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INDEPENDENT TRUSTEES (continued)
Cheryl Burgermeister,	Trustee since 2012	Appointed until	• Retired	50	• Trustee and
Born June 26, 1951		successor is	• Trustee and Chairperson of Select		Chairperson of
1301 Second Avenue,		duly elected and	Sector SPDR Funds (investment		Select Sector
18th Floor, Seattle, WA		qualified	company)		SPDR Funds
98101			• Until December 31, 2014,		(investment
			Chairperson of Audit Committee,		company)
			Select Sector SPDR Funds		• Until May
			(investment company)		6, 2016,
Trustee, ALPS
Series Trust
(investment
company)
• Until
December
31, 2014,
Chairperson
of Audit
Committee,
Select Sector
SPDR Funds
(investment
company)
• Until October
2015, Trustee,
Russell
Exchange
Traded Funds
Trust

Daniel P. Connealy,	Trustee since 2003	Appointed until	• Retired	50	Until October
Born June 6, 1946	Chairman of the	successor is	• June 2004 to June 2014, Senior Vice		2015, Trustee,
1301 Second Avenue,	Audit Committee	duly elected and	President and Chief Financial Officer,		Russell
18th Floor, Seattle, WA	since 2015	qualified	Waddell & Reed Financial, Inc.		Exchange
98101		Appointed until	(investment company)		Traded Funds
		successor is			Trust
duly elected and
qualified

Katherine W. Krysty,	Trustee since 2014	Appointed until	• Retired	50	Until October
Born December 3, 1951		successor is	• January 2011 through March 2013,		2015, Trustee,
1301 Second Avenue		duly elected and	President Emerita, Laird Norton		Russell
18th Floor, Seattle, WA		qualified	Wealth Management (investment		Exchange
98101			company)		Traded Funds
Trust

278 Disclosure of Information about Fund Trustees and Officers

Russell Investment Company
LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31,
2016 (Unaudited)

	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Name,	With Fund and	of	During the	Portfolios	Directorships
Age,	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
Address	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INDEPENDENT TRUSTEES (continued)
Raymond P. Tennison, Jr.,	Trustee since 2000	Appointed until	• Retired	50	Until October
Born December 21, 1955	Chairman of	successor is	• From January 2008 to December		2015, Trustee,
1301 Second Avenue	the Nominating	duly elected and	2011, Vice Chairman of the Board,		Russell
18th Floor, Seattle, WA	and Governance	qualified	Simpson Investment Company (paper		Exchange
98101	Committee since	Appointed until	and forest products)		Traded Funds
	2007	successor is			Trust
duly elected and
qualified

Jack R. Thompson,	Trustee since 2005	Appointed until	• Retired	50	• Until October
Born March 21, 1949	Chairman of	successor is			2015, Trustee,
1301 Second Avenue,	the Investment	duly elected and			Russell
18th Floor, Seattle, WA	Committee since	qualified			Exchange
98101	2015	Appointed until			Traded Funds
		successor is			Trust
duly elected and
qualified

* Each Trustee is subject to mandatory retirement at age 75.

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

TRUSTEE EMERITUS
George F. Russell, Jr.,	Trustee Emeritus and	Until resignation	• Director Emeritus, RIM	50	None
Born July 3, 1932	Chairman Emeritus	or removal
1301 Second Avenue,	since 1999
18th Floor, Seattle, WA
98101

Name,	Positions(s) Held	Term	Principal Occupation(s)
Age,	With Fund and	of	During the
Address	Length of	Office	Past 5 Years
Time Served

OFFICERS
Cheryl Wichers,	Chief Compliance	Until removed	• Chief Compliance Officer, RIC and RIF
Born December 16, 1966	Officer since 2005	by Independent	• Chief Compliance Officer, RIFUS and U.S. One Inc.
1301 Second Avenue		Trustees	• 2005 to 2011 Chief Compliance Officer, RIM
18th Floor, Seattle, WA
98101

Disclosure of Information about Fund Trustees and Officers 279

Russell Investment Company
LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31,
2016 (Unaudited)

Name,	Positions(s) Held	Term	Principal Occupation(s)
Age,	With Fund and	of	During the
Address	Length of	Office	Past 5 Years
Time Served
Mark E. Swanson,	President and Chief	Until successor	• Global Head of Fund Services, Russell Investments
Born November 26, 1963	Executive Officer	is chosen and	• President, CEO, Treasurer, Chief Accounting Officer and CFO, RIC
1301 Second Avenue	since 2016	qualified by	and RIF
18th Floor, Seattle, WA	Treasurer and Chief	Trustees	• Director, President and CEO, RIFUS
98101	Accounting Officer		• Director, RIM, Russell Investments Trust Company (“RITC”) and
	since 1998		Russell Investments Financial Services, LLC (“RIFIS”)
• October 2011 to December 2013, Head of North America Operations
Russell Investments
• May 2009 to October 2011, Global Head of Fund Operations, Russell
Investments

Jeffrey T. Hussey,	Chief Investment	Until removed by	• Global Chief Investment Officer, Russell Investments
Born May 2, 1969	Officer since 2013	Trustees	• Chief Investment Officer, RIC and RIF
1301 Second Avenue,			• Chairman of the Board, President and CEO, RIM
18th Floor, Seattle WA			• Director, RITC, Russell Investments Implementation Services, LLC
98101			and Russell Investments Delaware, LLC
• Board of Managers, Russell Investments Funds Management, LLC
• 2003 to 2013 Chief Investment Officer, Fixed Income, Russell
Investments

Mary Beth R. Albaneze,	Secretary since 2010	Until successor	• Associate General Counsel, Russell Investments
Born April 25, 1969		is chosen and	• Secretary, RIM, RIFUS and RIFIS
1301 Second Avenue,		qualified by	• Secretary and Chief Legal Officer, RIC and RIF
18th Floor, Seattle, WA		Trustees	• Assistant Secretary, Russell Investments Insurance Agency, LLC
98101			(“RIIA”)(insurance agency) and U.S. One Inc.

280 Disclosure of Information about Fund Trustees and Officers

Russell Investment Company
LifePoints® Funds

Adviser and Service Providers — October 31, 2016

Independent Trustees	Administrator and Transfer and Dividend Disbursing
Thaddas L. Alston	Agent
Kristianne Blake	Russell Investments Fund Services, LLC
Cheryl Burgermeister	1301 Second Avenue
Daniel P. Connealy	Seattle, WA 98101
Katherine W. Krysty
Raymond P. Tennison, Jr.	Custodian
Jack R. Thompson	State Street Bank and Trust Company
1 Heritage Drive
Trustee Emeritus	North Quincy, MA 02171
George F. Russell, Jr.	Office of Shareholder Inquiries
Officers	1301 Second Avenue
Mark E. Swanson, President, CEO, Treasurer, Chief	Seattle, WA 98101
Accounting Officer and CFO	(800) 787-7354
Cheryl Wichers, Chief Compliance Officer
Jeffrey T. Hussey, Chief Investment Officer	Legal Counsel
Mary Beth R. Albaneze, Secretary	Dechert LLP
One International Place, 40th Floor
Adviser	100 Oliver Street
Russell Investment Management, LLC	Boston, MA 02110
1301 Second Avenue
Seattle, WA 98101	Distributor
Russell Investments Financial Services, LLC.
1301 Second Avenue
Seattle, WA 98101
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1420 5th Avenue, Suite 2800
Seattle, WA 98101

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Adviser and Service Providers 281

Item 2. Code of Ethics. [Annual Report Only]

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer
(“Code”).

(b) That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote:

1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2) full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission
(“SEC”) and in other public communications made by each Mutual Fund;

3) compliance with applicable laws and governmental rules and regulations;

4) the prompt internal reporting to an appropriate person or persons identified in the
Code of violations of the Code; and

5) accountability for adherence to the Code.

(c) The Code was restated as of August 2015; the restatement did not involve any material change.

(d) As of the end of the period covered by the report, there have been no waivers granted from a provision of the Code that applies to the registrant’s principal executive officer and principal financial officer.

(e) Not applicable.

(f) The registrant has filed with the SEC, pursuant to Item 12(a)(1), a copy of the Code that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert. [Annual Report Only]

Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. Daniel P. Connealy has been determined to be the Audit Committee Financial Expert and is also determined to be “independent” for purposes of Item 3, paragraph (a)(2)(i) and (ii) of Form N-CSR.

Item 4. Principal Accountant Fees and Services. [Annual Report Only]
Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2015	$1,447,780
2016	$1,426,364

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services

2015	$539,150	Performance of agreed-upon procedures with respect to
		04/30/15 semi-annual reports
to
2016	$575,251	Performance of agreed-upon procedures with respect to
		04/30/16 semi-annual reports

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

	Fees	Nature of Services

2015	$450,116	Tax services
2016	$470,991	Tax services

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services

2015	$0	Review excise reconciliations, transfer agent internal
		controls analysis, overhead/travel
2016	$0	Review excise reconciliations, transfer agent internal
		controls analysis, overhead/travel

(e) (1) Registrant’s audit committee has adopted the following pre-approval policies and procedures for certain services provided by Registrant’s accountants:

Russell Investment Company

Russell Investment Funds
Audit and Non-Audit Services Pre-Approval Policy
Effective Date: August 25, 2015

I. Statement of Purpose.

This Policy has been adopted by the joint Audit Committee (the “Audit Committee”) of Russell
Investment Company (“RIC”) and Russell Investment Funds (“RIF”) to apply to any and all engagements of the independent auditor to RIC and RIF, respectively, for audit, non-audit, tax or other services. The term “Fund” shall collectively refer to each series of RIC and RIF. The term “Investment Adviser” shall refer to the Funds’ advisor, Russell Investment Management
Company (“RIMCo”). This Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the Funds’ independent auditor.

II. Statement of Principles.

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Funds’ Board of
Trustees (the “Audit Committee”) is charged with responsibility for the appointment, compensation and oversight of the work of the independent auditor for the Funds. As part of these responsibilities, the Audit Committee is required to pre-approve the audit services and permissible non-audit services such as audit-related, tax and other services (“non-audit services”)
performed by the independent auditor for the Funds to assure that the independence of the auditor is not in any way compromised or impaired. In determining whether an auditor is independent in light of the services it provides to a Fund, there are three guiding principles under the Act that must be considered. In general, the independence of the auditor to the Funds would be deemed impaired if the auditor provides a service whereby it:

· Functions in the role of management of the Funds, the adviser of the Funds or any other affiliate* of the Funds;
· Is in the position of auditing its own work; or
· Serves in an advocacy role for the Funds, the adviser of the Funds or any other affiliate of the Funds.

Accordingly, it is the Funds’ policy that the independent auditor for the Funds must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for the Funds. This Policy is designed to accomplish those requirements and will henceforth be applied to all engagements by the Funds of their independent auditor, whether for audit, audit-
related, tax, or other non-audit services.

* For purposes of this Policy, an affiliate of the Funds is defined as the Funds’ investment adviser (but not a sub-
adviser whose role is primarily portfolio management and whose activities are overseen by the principal investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

Rules adopted by the United States Securities and Exchange Commission (the “SEC”) establish two distinct approaches to the pre-approval of services by the Audit Committee. The proposed services either may receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the fund, together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval by the Audit Committee of all services provided to the fund on a case-by-case basis (“specific pre-approval”).

The Funds’ Audit Committee believes that the combination of these two approaches reflected in this Policy will result in an effective and efficient procedure for the pre-approval of permissible services performed by the Funds’ independent auditor. The Funds’ Audit and Non-Audit Pre-
Approved Services Schedule lists the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. Any proposed service to the Funds that exceeds the pre-approved budget for those services will also require specific pre-approval by the appropriate Audit Committee.

In assessing whether a particular audit or non-audit service should be approved, the Audit
Committee will take into account the ratio between the total amounts paid for audit, audit-
related, tax and other services, based on historical patterns, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee will review the list of general pre-approved services, including the pre-approved budget for those services, at least annually and more frequently if deemed appropriate by the Audit Committee, and may implement changes thereto from time to time.

III. Delegation.

As provided in the Act and in the SEC’s rules, the Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report any pre-approval decisions to the Audit
Committee at its next scheduled meeting.

IV. Audit Services.

The annual audit services engagement terms and fees for the independent auditor for the Funds require specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the financial statements for the Funds for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Funds’ systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on the report from management on financial reporting internal controls. The Audit Committee will review the audit services engagement as necessary or appropriate in the sole judgment of the Audit Committee.

In addition to the pre-approval by the Audit Committee of the annual engagement of the independent auditor to perform audit services, the Audit Committee may grant general pre-
approval to other audit services, which are those services that only the independent auditor reasonably can provide. These services are generally related to the issuance of an audit opinion, and may include statutory audits and services associated with the Funds’ SEC registration statement on Form N-1A, periodic reports and documents filed with or information requested by the SEC or other regulatory or self-regulatory organizations, or other documents issued in connection with the Funds’ securities offerings.

The Audit Committee has pre-approved the audit services set forth in Schedule A of the Audit and Non-Audit Pre-Approved Services Schedule. All other audit services not listed in Schedule
A of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-
approved by the Audit Committee or its delegate.

V. Audit-Related Services.

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Funds, or the separate financial statements for a series of the Funds that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant pre-approval to audit related services.
“Audit related services” include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal reporting requirements, including those under Form N-SAR and Form N-CSR.

The Audit Committee has pre-approved the audit-related services set forth in Schedule B of the
Audit and Non-Audit Pre-Approved Services Schedule. All other audit-related services not listed in Schedule B of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee or its delegate.

VI. Tax Services.

The Audit Committee believes that the independent auditor can provide tax services to the
Funds, such as tax compliance, tax planning and tax advice, without impairing the auditor’s independence and the SEC has stated that the independent auditor may provide such services.
Consequently, the Audit Committee believes that it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. However, the Audit Committee will not permit the retention of the independent auditor to provide tax advice in connection with any transaction recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the United States Internal
Revenue Code and related regulations or the applicable tax statutes and regulations that apply to the Funds’ investments outside the United States. The Audit Committee will consult with the
Treasurer of the Funds or outside counsel to determine that the Funds’ tax planning and reporting positions are consistent with this policy.

The Audit Committee has pre-approved the tax services set forth in Schedule C of the Audit and
Non-Audit Pre-Approved Services Schedule. All other tax services not listed in Schedule C of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee or its delegate.

VII. All Other Services.

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted.
Accordingly, the Audit Committee believes that it may grant general pre-approval to those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services, would not impair or compromise the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the permissible “all other services” set forth in Schedule
D of the Audit and Non-Audit Pre-Approved Services Schedule. Permissible “all other services”
not listed in Schedule D of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee or its delegate.

A list of the SEC’s prohibited non-audit services are as follows:

· Bookkeeping or other services relating to the accounting records or financial statements of the Funds

· Financial information system design and implementation

· Appraisal or valuation services, fairness opinions or contribution-in-kind reports

· Actuarial services

· Internal audit outsourcing services

· Management functions

· Human resources services

· Broker-dealer, investment adviser or investment banking services

· Legal services unrelated to the audit

· Expert services unrelated to the audit

The SEC’s rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any exceptions to certain of the prohibitions. Under no circumstance may an executive, manager or associate of the
Funds, or the Investment Adviser, authorize the independent auditor for the Funds to provide prohibited non-audit services.

VIII. De Minimis Waiver.

In accordance with the Act and SEC regulations, notwithstanding anything in this Policy to the contrary, the pre-approval requirements of this Policy are waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided:

(a) The aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by RIC or RIF, as applicable, to the independent auditor during the fiscal year in which the services were provided;

(b) Such services were not recognized by the Funds at the time of the engagement to be non-audit services requiring pre-approval by the Audit Committee or its delegate; and

(c) Such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or its delegate prior to the completion of the audit, pursuant to the pre-approval provisions of this Policy.

In connection with the approval of any non-audit service pursuant to this de minimis exception, a record shall be made indicating that each of the conditions for this exception has been satisfied.

IX. Pre-Approval Fee Levels or Budgeted Amounts.

Pre-approved fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and shall be subject to periodic subsequent review during the year if deemed appropriate by the Audit Committee (separate amounts may be specified for the Funds and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will be mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-
approve any such services. For each fiscal year, the Audit Committee may determine the appropriateness of the ratio between the total amount of fees for audit, audit-related, and tax services for the Funds (including any audit-related or tax services fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as
“all other services” for the Funds (including any such services for affiliates subject to pre-
approval by the Audit Committee or its delegate).

X. Procedures.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the “RIC/RIF
Clearance Committee” (the “Clearance Committee”) (which shall be comprised of not less than three members, including the Treasurer of the Funds who shall serve as its Chairperson) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit
Committee will be informed not less frequently than quarterly by the Chairperson of the
Clearance Committee of any such services rendered by the independent auditor for the Funds and the fees paid to the independent auditors for such services.

Requests or applications to provide services that require specific pre-approval by the Audit
Committee will be submitted to the Audit Committee by both the independent auditor and the
Clearance Committee and must include a joint certification by the engagement partner of the independent auditor and the Chairperson of the Clearing Committee that, in their view, the request or application does not involve a prohibited non-audit service and is consistent with the
SEC’s rules governing auditor independence.

The Internal Audit Department of Frank Russell Company, the parent company of RIMCo, and the officers of RIC and RIF will report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Internal Audit Department of Frank Russell
Company or an officer of RIC or RIF.

XI. Additional Requirements.

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the independent auditor’s continuing independence from the Funds and their affiliates, including
Frank Russell Company. Such efforts will include, but not be limited to, reviewing a written annual statement from the independent auditor delineating all relationships between the independent auditor and RIC, RIF and Frank Russell Company and their subsidiaries and affiliates, consistent with the Public Company Accounting Oversight Board’s Independence
Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring its independence.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
Regulation S-X is as follows:

Audit Fees	0%
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f) For services, 50 percent or more of which were pre-approved, the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

2015	$0
2016	$0

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation
S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. [Not Applicable]

Item 6. [Schedules of Investments are included as part of the Report to Shareholders filed under Item 1 of this form]

Items 7-9. [Not Applicable]

Item 10. Submission of Matters to a Vote of Security Holders

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures

(a) Registrant's principal executive officer and principal financial officer have concluded that Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the date this report is filed with the Securities and Exchange Commission.

(b) There were no significant changes in Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected or is likely to materially affect Registrant's internal control over financial reporting.

Item 12. Exhibit List

(a) Registrant’s code of ethics described in Item 2

(b) Certification for principal executive officer of Registrant as required by Rule 30a-2(a)
under the Act and certification for principal financial officer of Registrant as required by
Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Russell Investment Company

By: /s/ Mark E. Swanson
Mark E. Swanson
President, Chief Executive Officer, Treasurer, Chief Accounting Officer and Chief
Financial Officer, Russell Investment Company

Date: January 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Mark E. Swanson
Mark E. Swanson
President, Chief Executive Officer, Treasurer, Chief Accounting Officer and Chief
Financial Officer, Russell Investment Company

Date: January 4, 2017